UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:         811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-1795

Date of fiscal year end: December 31, 2017

Date of reporting period: January 1, 2017 through December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Annual Report

December 31, 2017

American Funds NVIT Asset Allocation Fund

AR-AM-AA 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Asset Allocation Fund

For the annual period ended December 31, 2017, the American Funds NVIT Asset Allocation Fund (Class II) returned 15.79% versus 21.83% for its benchmark, the S&P 500® Index (S&P 500)1. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 130 funds as of December 31, 2017) was 16.02% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2017 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund), which is the sole investment of the American Funds NVIT Asset Allocation Fund. The Asset Allocation Fund’s performance return shown below and the American Funds NVIT Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the American Funds NVIT Asset Allocation Fund.

The Asset Allocation Fund, which is a mix of stocks and bonds, rose 16.23% for the 12 months ended December 31, 2017. In comparison, Standard & Poor’s 500 Composite Index,1 the benchmark for the fund’s equity holdings, gained 21.83% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,1 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,1 advanced 14.26%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Bonds also advanced, led by high-yield corporates.

Investments in the industrials and information technology sectors contributed the most to the fund’s relative returns. Boeing was additive to the fund’s returns as the company’s strong earnings beat third-quarter analyst estimates. TSMC, a chip contract manufacturer for Apple, was also additive, as the company beat third-quarter sales and earnings estimates.

Investments in the energy sector detracted from the fund’s absolute and relative returns. Within the sector, energy exploration and production company Noble Energy, as well as oil and natural gas services company Weatherford International, detracted from the fund’s returns as both companies reported third-quarter losses.

The fund’s fixed income holdings advanced due to an overweight position in high-yield corporate bonds. The fund’s exposure to short interest duration, or the fund’s relatively low sensitivity to interest rates compared with the benchmark, also helped.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Portfolio Managers:

Alan N. Berro, J. David Carpenter, David A. Daigle, Jeffrey T. Lager, James R. Mulally and John R. Queen — Capital Research and Management CompanySM

1	Data Sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

High double-digit returns are unusual and cannot be sustained.

Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

4

Fund Commentary (cont.)	American Funds NVIT Asset Allocation Fund

The American Funds NVIT Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund is subject to cash position risk (the Fund may miss investment opportunities). The Fund is subject to risks of holding significant positions in cash or money market instruments. The Fund is subject to asset allocation risk due to the Master Asset Allocation Fund’s percentage allocation to equity securities, debt securities and money market instruments. Please refer to the most recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Performance	American Funds NVIT Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class II	15.79%	10.53%	6.46%
S&P 500® Index	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
Blended Index	14.26%	10.25%	7.09%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.08%	0.93%

^	Current effective prospectus dated May 1, 2017. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	American Funds NVIT Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund versus performance of the S&P 500® Index, the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Blended Index comprises 60% S&P 500® Index and 40% Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index.

7

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Asset Allocation Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,072.80	3.34	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2017

American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $5,158,178,467) (Note 2(a))	$6,863,538,625
Cash	8,714
Receivable for investment sold	1,768,022
Receivable for capital shares issued	5,096
Prepaid expenses	10,137

Total Assets	6,865,330,594

Liabilities:
Payable for capital shares redeemed	1,770,302
Accrued expenses and other payables:
Fund administration fees	131,083
Master feeder service provider fee	576,381
Distribution fees	1,450,285
Administrative servicing fees	1,387,846
Accounting and transfer agent fees	656
Trustee fees	1,112
Custodian fees	35,622
Compliance program costs (Note 3)	6,631
Professional fees	25,407
Printing fees	92,164
Other	8,792

Total Liabilities	5,486,281

Net Assets	$6,859,844,313

Represented by:
Capital	$4,727,592,585
Accumulated undistributed net investment income	79,069,261
Accumulated net realized gains from investment security	347,822,309
Net unrealized appreciation/(depreciation) in investment security	1,705,360,158

Net Assets	$6,859,844,313

Net Assets:
Class II Shares	$6,859,844,313

Total	$6,859,844,313

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	258,675,925

Total	258,675,925

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$26.52

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2017

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$116,561,246
Other income	8,714

Total Income	116,569,960

EXPENSES:
Fund administration fees	1,437,689
Master feeder service provider fees	16,356,507
Distribution fees Class II Shares	16,356,507
Administrative servicing fees Class II Shares	16,356,507
Professional fees	263,091
Printing fees	155,331
Trustee fees	198,935
Custodian fees	245,593
Accounting and transfer agent fees	3,865
Compliance program costs (Note 3)	26,698
Other	102,538

Total expenses before fees waived	51,503,261

Master feeder service provider fees waived (Note 3)	(9,831,337)

Net Expenses	41,671,924

NET INVESTMENT INCOME	74,898,036

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	294,033,331
Net realized gains from transactions in investment security	61,163,203

Net realized gains	355,196,534

Net change in unrealized appreciation/depreciation in the value of investment security	520,491,378

Net realized/unrealized gains	875,687,912

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$950,585,948

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$74,898,036	$71,471,860
Net realized gains	355,196,534	146,402,967
Net change in unrealized appreciation/depreciation	520,491,378	281,584,566

Change in net assets resulting from operations	950,585,948	499,459,393

Distributions to Shareholders From:
Net investment income:
Class II	(72,276,681)	(112,198,430)
Net realized gains:
Class II	(145,605,764)	(355,370,826)

Change in net assets from shareholder distributions	(217,882,445)	(467,569,256)

Change in net assets from capital transactions	45,134,117	544,670,090

Change in net assets	777,837,620	576,560,227

Net Assets:
Beginning of year	6,082,006,693	5,505,446,466

End of year	$6,859,844,313	$6,082,006,693

Accumulated undistributed net investment income at end of year	$79,069,261	$72,275,248

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$92,775,111	$196,834,443
Dividends reinvested	217,882,445	467,569,256
Cost of shares redeemed	(265,523,439)	(119,733,609)

Total Class II Shares	45,134,117	544,670,090

Change in net assets from capital transactions	$45,134,117	$544,670,090

SHARE TRANSACTIONS:
Class II Shares
Issued	3,677,705	8,294,456
Reinvested	8,581,427	20,337,941
Redeemed	(10,396,859)	(5,077,367)

Total Class II Shares	1,862,273	23,555,030

Total change in shares	1,862,273	23,555,030

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2017	$23.68	0.29	3.42	3.71	(0.29)	(0.58)	(0.87)	$26.52	15.79%	$6,859,844,313	0.64%	1.14%	0.79%	4.24%
Year Ended December 31, 2016	$23.60	0.30	1.77	2.07	(0.48)	(1.51)	(1.99)	$23.68	9.00%	$6,082,006,693	0.64%	1.25%	0.79%	2.10%
Year Ended December 31, 2015	$24.90	0.31	(0.13)	0.18	(0.36)	(1.12)	(1.48)	$23.60	0.98%	$5,505,446,466	0.64%	1.27%	0.79%	2.20%
Year Ended December 31, 2014	$23.98	0.27	0.93	1.20	(0.24)	(0.04)	(0.28)	$24.90	4.99%	$5,383,130,851	0.64%	1.12%	0.79%	1.85%
Year Ended December 31, 2013	$19.70	0.25	4.32	4.57	(0.28)	(0.01)	(0.29)	$23.98	23.28%	$5,010,755,558	0.64%	1.13%	0.79%	1.95%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2017 was 26.73%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

13

Notes to Financial Statements (Continued)

December 31, 2017

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily

14

Notes to Financial Statements (Continued)

December 31, 2017

attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Security
$—	$4,172,658	$(4,172,658)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2017, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives

15

Notes to Financial Statements (Continued)

December 31, 2017

for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $6.4 billion	0.15%
$6.4 billion and more	0.16%
(a)	For the period May 1, 2017 through December 31, 2017. This waiver remains in effect until May 1, 2018.

Prior to May 1, 2017, NFM waived 0.15% of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $1,437,689 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $26,698.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

16

Notes to Financial Statements (Continued)

December 31, 2017

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $16,356,507.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $474,001,222 and sales of $277,389,018 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

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Notes to Financial Statements (Continued)

December 31, 2017

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$72,276,681	$145,605,764	$217,882,445	$—	$217,882,445

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$112,198,430	$355,370,826	$467,569,256	$—	$467,569,256

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

18

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$79,069,261	$351,017,957	$430,087,218	$—	$1,702,164,510	$2,132,251,728

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$5,161,374,115	$1,702,169,163	$(4,653)	$1,702,164,510

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Asset Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

20

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 91.82%.

The Fund designates $145,605,764, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

21

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

22

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

23

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

24

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

25

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

26

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

27

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

28

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

Annual Report

December 31, 2017

American Funds NVIT Bond Fund

AR-AM-BD 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Bond Fund

For the annual period ended December 31, 2017, the American Funds NVIT Bond Fund (Class II) returned 3.21% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Core Bond Funds (consisting of 51 funds as of December 31, 2017) was 3.73% for the same time period.

Below is the 2017 annual report commentary from American Funds Insurance Series® Bond Fund (Bond Fund), which is the sole investment of the American Funds NVIT Bond Fund). The Bond Fund’s performance return shown below and the American Funds NVIT Bond Fund’s performance return given above are different because different expense ratios apply to the Bond Fund versus the American Funds NVIT Bond Fund.

The Bond Fund gained 3.67% for the 12 months ended December 31, 2017. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

Bond returns were strong across most sectors. The Treasury curve flattened, as shorter term rates rose and longer term rates fell. This occurred in part through the Federal Reserve hiking short-term interest rates by 75 basis points over the course of the year and strong demand persisting for longer dated Treasuries. Credit flourished as corporate bond spreads also tightened 30 basis points to 93 basis points, nearing the lowest levels of the recovery. High-yield bonds returned 7.50% and investment-grade bonds rose 6.42%.

Duration management throughout the year contributed significantly to the fund’s relative returns. The fund also benefited from sector allocation, with U.S. Treasuries contributing most to the fund’s relative returns.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. As U.S. interest rates increase, investors have the opportunity of reinvesting at higher yields. The fund’s portfolio managers expect continued demand for relatively safe, income producing securities.

Portfolio Managers:

Pramod Atluri and David A. Hoag — Capital Research and Management CompanySM

[1]	Source: Bloomberg Index Services Ltd.

Bond Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class II	3.21%	1.57%	2.54%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.17%	1.02%

^	Current effective prospectus dated May 1, 2017. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Bond Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,009.80	3.24	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2017

American Funds NVIT Bond Fund
Assets:
Investment in Master Fund (cost $2,851,355,367) (Note 2(a))	$2,828,700,065
Receivable for capital shares issued	697,980
Prepaid expenses	3,975

Total Assets	2,829,402,020

Liabilities:
Payable for investment purchased	693,781
Payable for capital shares redeemed	3,042
Accrued expenses and other payables:
Fund administration fees	57,795
Master feeder service provider fee	236,495
Distribution fees	598,039
Administrative servicing fees	557,269
Accounting and transfer agent fees	286
Trustee fees	466
Custodian fees	12,958
Compliance program costs (Note 3)	2,732
Professional fees	15,417
Printing fees	66,924
Other	3,180

Total Liabilities	2,248,384

Net Assets	$2,827,153,636

Represented by:
Capital	$2,779,160,406
Accumulated undistributed net investment income	70,071,033
Accumulated net realized gains from investment security	577,499
Net unrealized appreciation/(depreciation) in investment security	(22,655,302)

Net Assets	$2,827,153,636

Net Assets:
Class II Shares	$2,827,153,636

Total	$2,827,153,636

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	245,924,330

Total	245,924,330

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.50

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2017

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$59,253,538

Total Income	59,253,538

EXPENSES:
Fund administration fees	599,183
Master feeder service provider fees	6,557,106
Distribution fees Class II Shares	6,557,106
Administrative servicing fees Class II Shares	6,557,106
Professional fees	113,276
Printing fees	105,128
Trustee fees	80,008
Custodian fees	97,130
Accounting and transfer agent fees	1,683
Compliance program costs (Note 3)	10,681
Other	38,182

Total expenses before fees waived	20,716,589

Master feeder service provider fees waived (Note 3)	(3,947,785)

Net Expenses	16,768,804

NET INVESTMENT INCOME	42,484,734

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	37,405,606
Net realized gains from transactions in investment security	2,137,365

Net realized gains	39,542,971

Net change in unrealized appreciation/depreciation in the value of investment security	(1,323,825)

Net realized/unrealized gains	38,219,146

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$80,703,880

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$42,484,734	$29,648,681
Net realized gains	39,542,971	14,281,633
Net change in unrealized appreciation/depreciation	(1,323,825)	2,656,643

Change in net assets resulting from operations	80,703,880	46,586,957

Distributions to Shareholders From:
Net investment income:
Class II	(33,115,734)	(56,234,987)
Net realized gains:
Class II	(7,487,826)	(7,764,427)

Change in net assets from shareholder distributions	(40,603,560)	(63,999,414)

Change in net assets from capital transactions	470,473,598	349,506,579

Change in net assets	510,573,918	332,094,122

Net Assets:
Beginning of year	2,316,579,718	1,984,485,596

End of year	$2,827,153,636	$2,316,579,718

Accumulated undistributed net investment income at end of year	$70,071,033	$33,115,399

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$442,465,876	$347,389,636
Dividends reinvested	40,603,560	63,999,414
Cost of shares redeemed	(12,595,838)	(61,882,471)

Total Class II Shares	470,473,598	349,506,579

Change in net assets from capital transactions	$470,473,598	$349,506,579

SHARE TRANSACTIONS:
Class II Shares
Issued	38,598,202	29,784,710
Reinvested	3,512,419	5,517,191
Redeemed	(1,092,819)	(5,396,361)

Total Class II Shares	41,017,802	29,905,540

Total change in shares	41,017,802	29,905,540

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2017	$11.31	0.19	0.17	0.36	(0.14)	(0.03)	(0.17)	$11.50	3.21%		$2,827,153,636	0.64%	1.62%	0.79%	0.59%
Year Ended December 31, 2016	$11.34	0.16	0.15	0.31	(0.30)	(0.04)	(0.34)	$11.31	2.65%		$2,316,579,718	0.64%	1.37%	0.79%	2.74%
Year Ended December 31, 2015	$11.53	0.16	(0.19)	(0.03)	(0.16)	—	(0.16)	$11.34	(0.23%	)	$1,984,485,596	0.64%	1.35%	0.79%	2.38%
Year Ended December 31, 2014	$11.22	0.18	0.37	0.55	(0.14)	(0.10)	(0.24)	$11.53	4.98%		$1,780,497,319	0.64%	1.61%	0.79%	5.32%
Year Ended December 31, 2013	$11.73	0.18	(0.49)	(0.31)	(0.20)	—	(0.20)	$11.22	(2.57%	)	$1,529,419,945	0.64%	1.54%	0.79%	0.90%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2017 was 26.43%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

12

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to capital distributions from the Master Fund. These reclassifications have no effect

13

Notes to Financial Statements (Continued)

December 31, 2017

upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Security
$—	$27,586,634	$(27,586,634)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2017, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives

14

Notes to Financial Statements (Continued)

December 31, 2017

for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $2.5 billion	0.15%
$2.5 billion and more	0.16%
(a)	For the period May 1, 2017 through December 31, 2017. This waiver remains in effect until May 1, 2018.

Prior to May 1, 2017, NFM waived 0.15% of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $599,183 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $10,681.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

15

Notes to Financial Statements (Continued)

December 31, 2017

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $6,557,106.

4. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $525,452,356 and sales of $15,394,775 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

16

Notes to Financial Statements (Continued)

December 31, 2017

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,115,734	$7,487,826	$40,603,560	$—	$40,603,560

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$56,234,987	$7,764,427	$63,999,414	$—	$63,999,414

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$70,071,033	$11,196,977	$81,268,010	$—	$(33,274,780)	$47,993,230

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,861,974,845	$19,109,146	$(52,383,926)	$(33,274,780)

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.33%.

The Fund designates $7,487,826, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

21

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

22

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

23

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

24

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

26

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

27

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

28

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Annual Report

December 31, 2017

American Funds NVIT Global Growth Fund

AR-AM-GG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Global Growth Fund

For the annual period ended December 31, 2017, the American Funds NVIT Global Growth Fund (Class II) returned 30.97% versus 23.97% for its benchmark, the MSCI ACWI (All Country World Index)*. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Global Multi-Cap Growth Funds (consisting of 12 funds as of December 31, 2017) was 30.94% for the same time period.

Below is the 2017 annual report commentary from American Funds Insurance Series® Global Growth Fund (Global Growth Fund), which is the sole investment of the American Funds NVIT Global Growth Fund. The Global Growth Fund’s performance return shown below and the American Funds NVIT Global Growth Fund’s performance return given above are different because different expense ratios apply to the Global Growth Fund versus the American Funds NVIT Global Growth Fund.

The Global Growth Fund rose 31.47% for the 12 months ended December 31, 2017, compared with a 23.97% increase for the MSCI ACWI (All Country World Index).*

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and strong stock selection in information technology and consumer discretionary boosted fund results. An eclectic mix of stocks boosted the fund’s returns. Nintendo soared as the company’s second-quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to its stock price appreciation.

Investments in energy companies detracted from the fund’s results. OPEC’s production cuts aimed at propping up oil prices had done little for Canadian energy stocks as Seven Generations declined.

On a geographic basis, stocks of companies domiciled in the U.S., China and the Netherlands were additive to relative results, while stocks of companies based in Canada, Spain and Denmark lagged.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Portfolio Managers:

Patrice Collette, Isabelle de Wismes, Paul Flynn and Jonathan Knowles — Capital Research and Management CompanySM

*	The MSCI ACWI Index result reflects dividends net of withholding taxes and reinvestment of distributions.

High double-digit returns are unusual and cannot be sustained.

Global Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Global Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class II	30.97%	12.86%	6.97%
MSCI ACWISM	23.97%	10.80%	4.65%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.39%	1.24%

^	Current effective prospectus dated May 1, 2017. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Global Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global Growth Fund versus performance of the MSCI ACWISM and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Global Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,106.40	3.50	0.66
	Hypothetical	(c)(d)	1,000.00	1,021.88	3.36	0.66

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2017

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $320,946,488) (Note 2(a))	$390,604,136
Cash	158
Receivable for capital shares issued	267,874
Prepaid expenses	514

Total Assets	390,872,682

Liabilities:
Payable for investment purchased	241,931
Payable for capital shares redeemed	25,782
Accrued expenses and other payables:
Fund administration fees	13,462
Master feeder service provider fee	32,996
Distribution fees	82,501
Administrative servicing fees	79,814
Accounting and transfer agent fees	76
Trustee fees	71
Custodian fees	1,515
Compliance program costs (Note 3)	383
Professional fees	10,703
Printing fees	53,212
Other	3,490

Total Liabilities	545,936

Net Assets	$390,326,746

Represented by:
Capital	$305,890,287
Accumulated undistributed net investment income	895,683
Accumulated net realized gains from investment security	13,883,128
Net unrealized appreciation/(depreciation) in investment security	69,657,648

Net Assets	$390,326,746

Net Assets:
Class II Shares	$390,326,746

Total	$390,326,746

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	12,313,593

Total	12,313,593

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$31.70

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2017

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$3,261,725
Other income	158

Total Income	3,261,883

EXPENSES:
Fund administration fees	113,978
Master feeder service provider fees	886,744
Distribution fees Class II Shares	886,744
Administrative servicing fees Class II Shares	886,744
Professional fees	27,022
Printing fees	66,214
Trustee fees	10,843
Custodian fees	12,693
Accounting and transfer agent fees	421
Compliance program costs (Note 3)	1,459
Other	5,373

Total expenses before fees waived	2,898,235

Master feeder service provider fees waived (Note 3)	(532,049)

Net Expenses	2,366,186

NET INVESTMENT INCOME	895,697

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	10,398,654
Net realized gains from transactions in investment security	13,480,294

Net realized gains	23,878,948

Net change in unrealized appreciation/depreciation in the value of investment security	68,364,684

Net realized/unrealized gains	92,243,632

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$93,139,329

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$895,697	$1,516,584
Net realized gains	23,878,948	32,240,560
Net change in unrealized appreciation/depreciation	68,364,684	(32,842,608)

Change in net assets resulting from operations	93,139,329	914,536

Distributions to Shareholders From:
Net investment income:
Class II	(2,531,680)	(4,458,528)
Net realized gains:
Class II	(28,248,244)	(28,465,908)

Change in net assets from shareholder distributions	(30,779,924)	(32,924,436)

Change in net assets from capital transactions	28,331,921	29,528,700

Change in net assets	90,691,326	(2,481,200)

Net Assets:
Beginning of year	299,635,420	302,116,620

End of year	$390,326,746	$299,635,420

Accumulated undistributed net investment income at end of year	$895,683	$2,531,666

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$37,273,089	$25,772,981
Dividends reinvested	30,779,924	32,924,436
Cost of shares redeemed	(39,721,092)	(29,168,717)

Total Class II Shares	28,331,921	29,528,700

Change in net assets from capital transactions	$28,331,921	$29,528,700

SHARE TRANSACTIONS:
Class II Shares
Issued	1,250,636	928,291
Reinvested	1,029,085	1,217,169
Redeemed	(1,314,751)	(1,045,402)

Total Class II Shares	964,970	1,100,058

Total change in shares	964,970	1,100,058

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2017	$26.40	0.08	7.93	8.01	(0.22)	(2.49)	(2.71)	$31.70	30.97%	$390,326,746	0.67%	0.25%	0.82%	9.22%
Year Ended December 31, 2016	$29.48	0.14	–	0.14	(0.44)	(2.78)	(3.22)	$26.40	0.19%	$299,635,420	0.67%	0.52%	0.82%	8.36%
Year Ended December 31, 2015	$30.78	0.21	1.68	1.89	(0.21)	(2.98)	(3.19)	$29.48	6.54%	$302,116,620	0.67%	0.65%	0.82%	6.09%
Year Ended December 31, 2014	$30.44	0.24	0.32	0.56	(0.22)	–	(0.22)	$30.78	1.84%	$260,705,224	0.67%	0.78%	0.82%	6.40%
Year Ended December 31, 2013	$23.75	0.24	6.55	6.79	(0.10)	–	(0.10)	$30.44	28.64%	$242,918,854	0.68%	0.89%	0.83%	7.29%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2017 was 6.26%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

12

Notes to Financial Statements (Continued)

December 31, 2017

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2017, there were no permanent

13

Notes to Financial Statements (Continued)

December 31, 2017

differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2017, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule (a)
Up to $2 billion	0.15%
$2 billion and more	0.16%
(a)	For the period May 1, 2017 through December 31, 2017. This waiver remains in effect until May 1, 2018.

14

Notes to Financial Statements (Continued)

December 31, 2017

Prior to May 1, 2017, NFM waived 0.15% of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $113,978 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,459.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $886,744.

15

Notes to Financial Statements (Continued)

December 31, 2017

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $41,586,265 and sales of $32,661,215 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

16

Notes to Financial Statements (Continued)

December 31, 2017

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,531,680	$28,248,244	$30,779,924	$—	$30,779,924

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,458,528	$28,465,908	$32,924,436	$—	$32,924,436

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$895,683	$20,973,824	$21,869,507	$—	$62,566,952	$84,436,459

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$328,037,184	$62,580,255	$(13,303)	$62,566,952

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Global Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 64.28%.

The Fund designates $28,248,244, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $2,781,742 or $0.2259 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $429,056 or $0.0348 per outstanding share.

20

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

21

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

22

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

23

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

24

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

26

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

27

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

28

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Annual Report

December 31, 2017

American Funds NVIT Growth Fund

AR-AM-GR 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Growth Fund

For the annual period ended December 31, 2017, the American Funds NVIT Growth Fund (Class II) returned 27.80% versus 21.83% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 106 funds as of December 31, 2017) was 30.81% for the same time period.

Below is the 2017 annual report commentary from the American Funds Insurance Series® Growth Fund (Growth Fund), which is the sole investment of the American Funds NVIT Growth Fund). The Growth Fund’s performance return shown below and the American Funds NVIT Growth Fund’s performance return given above are different because different expense ratios apply to the Growth Fund versus the American Funds NVIT Growth Fund.

The Growth Fund gained 28.28% for the 12 months ended December 31, 2017, compared with a 21.83% increase in its benchmark index, Standard & Poor’s 500 Composite Index.1

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism fueled the information technology sector higher. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and stock selection in information technology and consumer discretionary boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company Facebook. Exposure to the energy sector detracted from fund results, despite OPEC’s decision to extend production cuts into 2018. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.2% in the third quarter, the fund’s portfolio managers are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including outcomes of the recent U.S. tax bill. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Portfolio Managers:

Mark L. Casey, Michael T. Kerr, Andraz Razen, Martin Romo and Alan J. Wilson — Capital Research and Management CompanySM

[1]	Source: S&P Dow Jones Indices LLC.

High double-digit returns are unusual and cannot be sustained.

Growth Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Performance	American Funds NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class II	27.80%	15.75%	7.84%
S&P 500® Index	21.83%	15.79%	8.50%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.16%	1.01%

^	Current effective prospectus dated May 1, 2017. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

5

Fund Performance (cont.)	American Funds NVIT Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Shareholder Expense Example	American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,113.40	3.46	0.65
	Hypothetical	(c)(d)	1,000.00	1,021.93	3.31	0.65

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

7

Statement of Assets and Liabilities

December 31, 2017

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $538,388,168) (Note 2(a))	$656,966,895
Cash	155
Receivable for capital shares issued	980,991
Prepaid expenses	871

Total Assets	657,948,912

Liabilities:
Payable for investment purchased	968,870
Payable for capital shares redeemed	11,852
Accrued expenses and other payables:
Fund administration fees	18,285
Master feeder service provider fee	55,426
Distribution fees	138,581
Administrative servicing fees	136,646
Accounting and transfer agent fees	98
Trustee fees	116
Custodian fees	2,613
Compliance program costs (Note 3)	628
Professional fees	10,846
Printing fees	54,225
Other	3,461

Total Liabilities	1,401,647

Net Assets	$656,547,265

Represented by:
Capital	$492,712,324
Accumulated undistributed net investment income	2,058,157
Accumulated net realized gains from investment security	43,198,057
Net unrealized appreciation/(depreciation) in investment security	118,578,727

Net Assets	$656,547,265

Net Assets:
Class II Shares	$656,547,265

Total	$656,547,265

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	7,479,474

Total	7,479,474

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$87.78

The accompanying notes are an integral part of these financial statements.

8

Statement of Operations

For the Year Ended December 31, 2017

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$4,514,343
Other income	155

Total Income	4,514,498

EXPENSES:
Fund administration fees	163,417
Master feeder service provider fees	1,464,503
Distribution fees Class II Shares	1,464,503
Administrative servicing fees Class II Shares	1,464,503
Professional fees	35,661
Printing fees	68,929
Trustee fees	17,926
Custodian fees	21,320
Accounting and transfer agent fees	550
Compliance program costs (Note 3)	2,415
Other	8,425

Total expenses before fees waived	4,712,152

Master feeder service provider fees waived (Note 3)	(878,706)

Net Expenses	3,833,446

NET INVESTMENT INCOME	681,052

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	54,876,950
Net realized gains from transactions in investment security	15,649,009

Net realized gains	70,525,959

Net change in unrealized appreciation/depreciation in the value of investment security	69,670,738

Net realized/unrealized gains	140,196,697

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$140,877,749

The accompanying notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$681,052	$1,827,293
Net realized gains	70,525,959	44,307,802
Net change in unrealized appreciation/depreciation	69,670,738	(5,562,296)

Change in net assets resulting from operations	140,877,749	40,572,799

Distributions to Shareholders From:
Net investment income:
Class II	(1,827,017)	(1,054,448)
Net realized gains:
Class II	(44,625,032)	(98,382,695)

Change in net assets from shareholder distributions	(46,452,049)	(99,437,143)

Change in net assets from capital transactions	61,625,668	83,004,714

Change in net assets	156,051,368	24,140,370

Net Assets:
Beginning of year	500,495,897	476,355,527

End of year	$656,547,265	$500,495,897

Accumulated undistributed net investment income at end of year	$2,058,157	$1,826,959

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$59,852,847	$28,834,475
Dividends reinvested	46,452,049	99,437,143
Cost of shares redeemed	(44,679,228)	(45,266,904)

Total Class II Shares	61,625,668	83,004,714

Change in net assets from capital transactions	$61,625,668	$83,004,714

SHARE TRANSACTIONS:
Class II Shares
Issued	719,863	363,093
Reinvested	570,734	1,400,523
Redeemed	(535,838)	(557,728)

Total Class II Shares	754,759	1,205,888

Total change in shares	754,759	1,205,888

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2017	$74.43	0.10	20.06	20.16	(0.27)	(6.54)	(6.81)	$87.78	27.80%	$656,547,265	0.65%	0.12%	0.80%	6.47%
Year Ended December 31, 2016	$86.31	0.32	6.60	6.92	(0.20)	(18.60)	(18.80)	$74.43	9.06%	$500,495,897	0.65%	0.39%	0.80%	8.45%
Year Ended December 31, 2015	$84.05	0.20	5.05	5.25	(0.64)	(2.35)	(2.99)	$86.31	6.43%	$476,355,527	0.65%	0.23%	0.80%	6.31%
Year Ended December 31, 2014	$78.12	0.67	5.63	6.30	(0.37)	—	(0.37)	$84.05	8.07%	$432,443,067	0.66%	0.83%	0.81%	6.28%
Year Ended December 31, 2013	$60.46	0.39	17.49	17.88	(0.22)	—	(0.22)	$78.12	29.61%	$386,091,305	0.66%	0.56%	0.81%	6.15%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

11

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risks. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2017 was 2.63%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

12

Notes to Financial Statements (Continued)

December 31, 2017

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily

13

Notes to Financial Statements (Continued)

December 31, 2017

attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Security
$—	$1,377,163	$(1,377,163)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the he Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3. Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2017, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule (a)
Up to $2 billion	0.15%
$2 billion and more	0.16%
(a)	For the period May 1, 2017 through December 31, 2017. This waiver remains in effect until May 1, 2018.

14

Notes to Financial Statements (Continued)

December 31, 2017

Prior to May 1, 2017, NFM waived 0.15% of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $163,417 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $2,415.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $1,464,503.

15

Notes to Financial Statements (Continued)

December 31, 2017

4. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5. Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $108,801,276 and sales of $37,957,477 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6. Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

16

Notes to Financial Statements (Continued)

December 31, 2017

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,827,017	$44,625,032	$46,452,049	$—	$46,452,049

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,054,448	$98,382,695	$99,437,143	$—	$99,437,143

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

17

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,058,157	$65,259,582	$67,317,739	$—	$96,517,202	$163,834,941

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$560,449,693	$98,821,764	$(2,304,562)	$96,517,202

10. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

19

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $44,625,032, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

20

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

21

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

22

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

23

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

24

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

25

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

26

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

27

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

28

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

29

Annual Report

December 31, 2017

American Funds NVIT Growth-Income  Fund

AR-AM-GI 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	American Funds NVIT Growth-Income Fund

For the annual period ended December 31, 2017, the American Funds NVIT Growth-Income Fund (Class II) returned 21.93% versus 21.83% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 98 funds as of December 31, 2017) was 21.35% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Below is the 2017 annual report commentary from the American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund), which is the sole investment of the American Funds NVIT Growth-Income Fund. The Growth-Income Fund’s performance return shown below and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the American Funds NVIT Growth-Income Fund.

The Growth-Income Fund gained 22.38% for the 12 months ended December 31, 2017. Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 21.83%.

U.S. stocks staged an impressive rally, as the economic picture remained bright with GDP growing an annualized 3.2% in the third quarter. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Regarding the fund, investments in the consumer discretionary and health care sectors contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to an increase in its stock price. Health care company AbbVie reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Despite OPEC’s production cuts aimed at propping up oil prices, investments in the energy sector hindered absolute results. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

As equity markets continue to advance, valuations for many companies are up and that calls into question the sustainability of this remarkable bull market. The fund’s portfolio managers exercise caution and continue to conduct global research and fundamental analysis to identify companies that are reasonably valued for their growth prospects, while maintaining a long-term perspective on investing.

Portfolio Managers:

J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins and Dylan Yolles — Capital Research and Management CompanySM

*	Source: S&P Dow Jones Indices LLC.

High double-digit returns are unusual and cannot be sustained.

Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

The American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds also may invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S.

4

Fund Commentary (cont.)	American Funds NVIT Growth-Income Fund

securities). Growth funds may underperform other funds that use different investing styles. The Fund also is subject to dividend risk. Income provided by the Fund could be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Master Growth-Income Fund invests. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Performance	American Funds NVIT Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class II	21.93%	14.95%	7.51%
S&P 500® Index	21.83%	15.79%	8.50%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.08%	0.93%

^	Current effective prospectus dated May 1, 2017. The table reflects the aggregate expenses of both the Master Fund and the Fund. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class' actual results.

6

Fund Performance (cont.)	American Funds NVIT Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Funds NVIT Growth-Income Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,112.90	3.41	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the Master Fund’s expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Assets and Liabilities

December 31, 2017

American Funds NVIT Growth- Income Fund
Assets:
Investment in Master Fund (cost $2,625,771,754) (Note 2(a))	$3,122,857,843
Cash	5,882
Receivable for capital shares issued	684,934
Prepaid expenses	4,370

Total Assets	3,123,553,029

Liabilities:
Payable for investment purchased	680,481
Payable for capital shares redeemed	3,180
Accrued expenses and other payables:
Fund administration fees	62,982
Master feeder service provider fee	259,804
Distribution fees	658,348
Administrative servicing fees	615,748
Accounting and transfer agent fees	308
Trustee fees	531
Custodian fees	14,733
Compliance program costs (Note 3)	2,942
Professional fees	16,086
Printing fees	69,454
Other	3,535

Total Liabilities	2,388,132

Net Assets	$3,121,164,897

Represented by:
Capital	$2,357,835,916
Accumulated undistributed net investment income	31,546,244
Accumulated net realized gains from investment security	234,696,648
Net unrealized appreciation/(depreciation) in investment security	497,086,089

Net Assets	$3,121,164,897

Net Assets:
Class II Shares	$3,121,164,897

Total	$3,121,164,897

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	55,765,872

Total	55,765,872

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$55.97

The accompanying notes are an integral part of these financial statements.

9

Statement of Operations

For the Year Ended December 31, 2017

American Funds NVIT Growth- Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$47,536,242
Other income	5,882

Total Income	47,542,124

EXPENSES:
Fund administration fees	650,036
Master feeder service provider fees	7,151,400
Distribution fees Class II Shares	7,151,400
Administrative servicing fees Class II Shares	7,151,400
Professional fees	122,696
Printing fees	106,680
Trustee fees	86,721
Custodian fees	106,526
Accounting and transfer agent fees	1,815
Compliance program costs (Note 3)	11,777
Other	42,540

Total expenses before fees waived	22,582,991

Master feeder service provider fees waived (Note 3)	(4,306,408)

Net Expenses	18,276,583

NET INVESTMENT INCOME	29,265,541

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT:
Net realized gains distributions from Master Fund	182,115,979
Net realized gains from transactions in investment security	85,818,740

Net realized gains	267,934,719

Net change in unrealized appreciation/depreciation in the value of investment security	269,310,170

Net realized/unrealized gains	537,244,889

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$566,510,430

The accompanying notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$29,265,541	$27,505,954
Net realized gains	267,934,719	296,847,165
Net change in unrealized appreciation/depreciation	269,310,170	(61,155,879)

Change in net assets resulting from operations	566,510,430	263,197,240

Distributions to Shareholders From:
Net investment income:
Class II	(40,122,738)	(28,982,867)
Net realized gains:
Class II	(283,958,710)	(344,773,965)

Change in net assets from shareholder distributions	(324,081,448)	(373,756,832)

Change in net assets from capital transactions	236,320,504	540,569,133

Change in net assets	478,749,486	430,009,541

Net Assets:
Beginning of year	2,642,415,411	2,212,405,870

End of year	$3,121,164,897	$2,642,415,411

Accumulated undistributed net investment income at end of year	$31,546,244	$40,122,604

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$119,327,710	$241,104,757
Dividends reinvested	324,081,448	373,756,832
Cost of shares redeemed	(207,088,654)	(74,292,456)

Total Class II Shares	236,320,504	540,569,133

Change in net assets from capital transactions	$236,320,504	$540,569,133

SHARE TRANSACTIONS:
Class II Shares
Issued	2,168,884	4,547,488
Reinvested	6,255,191	7,618,362
Redeemed	(3,795,247)	(1,395,305)

Total Class II Shares	4,628,828	10,770,545

Total change in shares	4,628,828	10,770,545

The accompanying notes are an integral part of these financial statements.

11

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2017	$51.67	0.56	10.25	10.81	(0.81)	(5.70)	(6.51)	$55.97	21.93%	$3,121,164,897	0.64%	1.02%	0.79%	7.37%
Year Ended December 31, 2016	$54.81	0.62	4.99	5.61	(0.68)	(8.07)	(8.75)	$51.67	11.09%	$2,642,415,411	0.64%	1.15%	0.79%	3.07%
Year Ended December 31, 2015	$59.03	0.58	(0.12)	0.46	(0.52)	(4.16)	(4.68)	$54.81	1.09%	$2,212,405,870	0.64%	0.98%	0.79%	4.16%
Year Ended December 31, 2014	$54.47	0.56	5.00	5.56	(0.47)	(0.53)	(1.00)	$59.03	10.23%	$2,053,620,938	0.64%	0.98%	0.79%	6.49%
Year Ended December 31, 2013	$41.37	0.49	13.10	13.59	(0.49)	–	(0.49)	$54.47	32.97%	$1,752,785,280	0.64%	1.03%	0.79%	8.42%

Amount	designated as "–" is zero or has been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expenses do not include expenses from the Master Fund.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

The accompanying notes are an integral part of these financial statements.

12

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “feeder fund,” which means that the Fund does not buy individual securities directly, and may have additional investment and concentration risk. Instead, the Fund invests all of its assets in Class 1 shares of another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same objective(s) and limitations as the Master Fund in which the Fund invests, and the investment return of the Fund corresponds to that of the Master Fund. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting and financial reporting purposes, the Fund is treated as a fund-of-funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2017 was 10.17%.

The Fund currently offers Class II shares.

The Fund and the Master Fund are diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

13

Notes to Financial Statements (Continued)

December 31, 2017

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to Note 3 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s security valuation policies.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Master Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Master Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily

14

Notes to Financial Statements (Continued)

December 31, 2017

attributable to capital distributions from the Master Fund. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Security
$—	$2,280,837	$(2,280,837)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research and Management Company manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. Effective May 1, 2017, NFM has entered into a contractual agreement with the Trust under which NFM waives a portion of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services according to the schedule below.

Fee Waiver Schedule(a)
Up to $2.7 billion	0.15%
$2.7 billion and more	0.16%
(a)	For the period May 1, 2017 through December 31, 2017. This waiver remains in effect until May 1, 2018.

15

Notes to Financial Statements (Continued)

December 31, 2017

Prior to May 1, 2017, NFM waived 0.15% of the fees NFM received for providing the Fund with non-investment advisory master-feeder operational support services.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $650,036 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $11,777.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $7,151,400.

16

Notes to Financial Statements (Continued)

December 31, 2017

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $335,069,483 and sales of $211,186,465 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Risks Associated with Investment in Master Fund

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Master Fund. Please refer to Note 4 of the Master Fund Annual Report, which is included along with this report, for the Master Fund’s principal risks of investments. The relative concentration in the Master Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

17

Notes to Financial Statements (Continued)

December 31, 2017

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Master Fund does not charge the Fund any sales charge for buying or selling shares. However, the Fund indirectly pays a portion of the operating expenses of the Master Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Master Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$40,122,738	$283,958,710	$324,081,448	$—	$324,081,448

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$28,982,867	$344,773,965	$373,756,832	$—	$373,756,832

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

18

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$31,546,244	$252,049,368	$283,595,612	$—	$479,733,369	$763,328,981

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,643,124,474	$494,479,286	$(14,745,917)	$479,733,369

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Funds NVIT Growth-Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Funds NVIT Growth-Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

20

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $283,958,710, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

21

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

22

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

23

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

24

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

25

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

26

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

27

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

28

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

29

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

30

AMERICAN FUNDS®
From Capital Group

American Funds Insurance Series®

Annual report
for the year ended
December 31, 2017

# We believe in investing in global companies for the long term.

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Contents

1	Letter to investors

3	Fund reviews

Investment portfolios

46	Global Growth Fund

49	Global Small Capitalization Fund

53	Growth Fund

56	International Fund

59	New World Fund®

63	Blue Chip Income and Growth Fund

65	Global Growth and Income Fund

68	Growth-Income Fund

71	International Growth and Income Fund

74	Capital Income Builder®

78	Asset Allocation Fund

83	Global Balanced Fund

88	Bond Fund

94	Global Bond Fund

99	High-Income Bond Fund

104	Mortgage Fund

108	Ultra-Short Bond Fund

109	U.S. Government/AAA-Rated Securities Fund

113	Managed Risk Growth Fund

114	Managed Risk International Fund

115	Managed Risk Blue Chip Income and Growth Fund

116	Managed Risk Growth-Income Fund

117	Managed Risk Asset Allocation Fund

118	Financial statements

Equity markets rallied in 2017, with the MSCI ACWI (All Country World Index)1 advancing 23.97%. Against a backdrop of widespread macroeconomic stability, a majority of countries benefited from strong corporate earnings and accommodative monetary policy. Financial markets remained resilient despite challenges stemming from volatile politics in Western democracies, uncertainty in the Middle East, and tensions between the U.S. and North Korea.

The MSCI USA Index1 rose 21.90%, with Gross Domestic Product (GDP) growing an annualized 3.2% in the third quarter. On the whole, the picture remained bright, reflecting an improving jobs market, rising consumer confidence, a surge in retail sales and healthy corporate profits. On the policy front, the Trump administration followed through on its pledge of delivering tax reforms as Congress approved a $1.5 trillion tax bill. Meanwhile, the Federal Reserve raised the benchmark federal funds rate by a quarter percentage point three times over the 12 months and announced it would begin to reduce the size of its balance sheet as the economy continues to strengthen.

European markets improved, diminishing investor concerns about political risk as election victories for Emmanuel Macron in France and Angela Merkel in Germany helped restore a degree of stability. The MSCI Europe Index1 climbed 25.51%, reversing last year’s weakness, with France (+28.75%), Italy (+28.43%), Germany (+27.70%) and the U.K.

See page 2 for footnotes.

(+22.30%) all registering double-digit gains. Central bank stimulus measures helped lift Europe’s markets, as officials from the European Central Bank announced they would extend quantitative easing until at least September 2018 to help keep the economy on track. Ultra-low or negative interest rates and a broad-based recovery across the continent, particularly in countries that have engaged in fiscal reform in the past several years, facilitated Europe’s growth trajectory while helping combat deflationary pressures. GDP climbed at an annualized rate of 2.6% in the euro zone as the unemployment rate fell to 8.9%, its lowest level since 2009.

Elsewhere among developed markets, Japanese equities rose 23.99%, buoyed by the country’s longest streak of economic expansion in more than a decade and a weaker yen. On the political front, Prime Minister Shinzo Abe won a majority for his party in a parliamentary election held a year earlier than expected.

Emerging markets recorded some of the most impressive gains with the MSCI EM (Emerging Markets) Index1 up 37.28%. Chinese equities advanced 54.07%, allaying fears about the nation’s debt load. Higher commodity prices, an uptick in industrial activity and government policy measures designed to stimulate the economy boosted the country’s growth. President Xi Jinping’s re-election confirmed support for his policies aimed at hastening development and improving international relations. China continues to build a rich digital ecosystem around e-commerce as it strengthens its position

American Funds Insurance Series        1

as a global competitor. Elsewhere, government leaders in Brazil (+24.11%) and India (+38.76%) unveiled additional plans designed to stoke their respective economies, which expanded at an improving tempo. Russian stocks climbed a more modest 5.20% as oil prices rebounded. OPEC and Russia agreed to extend oil production cuts until the end of 2018 to accelerate rebalancing of inventories around the world.

In bond markets, U.S. investment-grade (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index2) and high-yield corporates (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index2) advanced 6.42% and 7.50%, respectively, as investors sought higher yields than those offered by U.S. Treasuries amid tightening monetary policy. The Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above), was up 7.39%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) improved 3.54%. The 10-year Treasury yield, which stood at 2.45% on December 31, 2016, was little changed by year-end finishing at 2.40%. U.S. dollar-denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3, rose 9.32% as their higher yields were popular in a low-rate environment.

In currency markets, the U.S. dollar depreciated against most currencies. The euro (+13.85%), British pound (+9.48%) and Canadian dollar (+7.03%)

all benefited from a weaker U.S. dollar. Gainers among developing markets included the Chinese renminbi (+6.72%), Indian rupee (+6.33%) and Russian ruble (+6.03%). The Brazilian real declined 1.88%.

Looking ahead

As the global economy continues to gather momentum, we remain optimistic about the long-term outlook. Lower corporate taxes combined with the prospects of greater infrastructure spending and regulatory reform could help the U.S. set the pace for expansion.

While Europe and Japan are in the midst of a recovery, many emerging markets are enjoying even faster growth amid rising commodities prices, a weakening U.S. dollar and increased consumer spending as the standard of living improves in a number of developing countries. We closely monitor key indicators such as inflation and wage growth, while evaluating the potential impact of a return to more normalized monetary policy from central banks in the future. All these factors are likely to cause interest rates to edge higher. A backdrop of good growth and modestly increasing rates should be positive for equities.

In the short term, we develop some caution whenever the market stages an impressive rally, as it has recently. It would not be uncommon to see a correction or pause after such gains. At these higher levels of valuation, we believe it is particularly important to conduct fundamental research and remain confident in our investment approach.

After a period of record low volatility, we are not surprised to see it pick up again recently. As stock pickers, we believe volatile share prices may present an opportunity to invest in individual companies with sound fundamentals that can ride out short-term turbulence.

Our time-tested approach – based on extensive research, a long-term outlook and close attention to valuation – has served investors well over time. We continue to have confidence this will remain the case. We thank you for your support and look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro

President

February 9, 2018

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]Country returns are based on MSCI indexes, which reflect reinvestment of  distributions and dividends net of withholding taxes, except for the MSCI USA  Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[2]Source: Bloomberg Index Services Ltd.

[3]This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2        American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses for all managed risk funds except Managed Risk Asset Allocation Fund. The funds’ investment results and net expense ratios shown reflect the waivers and reimbursements, without which the results would have been lower and the expenses would have been higher. The waivers and reimbursements will be in effect through at least May 1, 2019, unless modified or terminated by the series board. See the Financial Highlights tables in the report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series –Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series        3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 31.47% for the 12 months ended December 31, 2017, compared with a 23.97% increase for the MSCI ACWI (All Country World Index)[1], a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced as well, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and strong stock selection in information technology and consumer discretionary benefited fund results. An eclectic mix of stocks boosted the fund’s returns. Nintendo soared as the company’s second-quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to its stock price appreciation.

Investments in energy companies detracted from the fund’s results. OPEC’s production cuts aimed at propping up oil prices had done little for Canadian energy stocks as Seven Generations declined.

On a geographic basis, stocks of companies domiciled in the U.S., China and the Netherlands were additive to relative results, while stocks of companies based in Canada, Spain and Denmark lagged.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	38.2%	Italy	1.0%	South Africa	1.3%

	Other	2.0	Other	2.2	Short-term securities & other assets less liabilities	3.3

		40.2		29.8

	Europe		Asia/Pacific Basin
	United Kingdom	7.0	Japan	6.6	Total	100.0%

	France	6.2	China	6.0
	Netherlands	4.4	Taiwan	4.0
	Switzerland	3.7	Hong Kong	3.3
	Germany	1.5	India	2.9
	Spain	1.5	South Korea	1.1
	Russian Federation	1.3	Other	1.5

	Finland	1.0		25.4

Percent of net assets
Largest equity securities	Amazon	5.47%	Facebook	2.54%
	ASML	3.60	British American Tobacco	2.17
	TSMC	3.53	AIA Group	2.05
	Alphabet	3.39	Microsoft	1.86
	Nintendo	2.88	Alibaba Group	1.86

4        American Funds Insurance Series

Global Growth Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
					Lifetime (since April 30, 1997)	Expense ratio
		1 year	5 years	10 years
	Class 1	31.80%	13.61%	7.68%	10.12%	.55%
	Class 1A	31.54	13.34	7.42	9.85	.80[2]
	Class 2	31.47	13.33	7.42	9.84	.80
	Class 4	31.11	13.13	7.19	9.59	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 25.89% for the 12 months ended December 31, 2017. Its benchmark, the MSCI All Country World Small Cap Index[1], a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 23.81%.

Global stocks advanced on the back of strong corporate earnings, accommodative monetary policy and macroeconomic stability across most regions. Numerous equity market indexes achieved or neared multiyear highs in 2017. European and emerging market equities outpaced U.S. stock markets, as investors set aside concerns about politics and focused on the global economic recovery.

Holdings in the information technology, consumer discretionary and health care sectors – the fund’s largest sectors by concentration – aided returns. Kite Pharma rose as the company was acquired by Gilead for $11.9 billion in an all-cash deal. Sunny surged to all-time highs led by robust demand for technology-related components that helped contribute to earnings growth. Investments in energy stocks, such as Laredo Petroleum and Carrizo, hurt results.

While investments in U.S. companies were additive to relative returns, larger-than-index investments in U.K.–domiciled companies detracted from relative results.

We continue to think powerful long-term investments can be found among companies with innovative products and services that are changing the way people live around the globe. We also continue to believe there are better values outside the U.S. stock market that grow more compelling every day.

While geopolitical uncertainties may result in volatility, the fund’s portfolio managers are optimistic that our investment process can help identify companies outside the U.S. with innovative products and services that are changing the way people live around the globe.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin (continued)		Europe (continued)
	United States	40.3%	Taiwan	2.4%	Switzerland	1.0%
	Canada	2.7	Philippines	1.8	Other	4.1

	Brazil	1.0	Thailand	1.7		21.1

	Other	.2	South Korea	1.4	Short-term securities & other assets less liabilities	6.4

		44.2	Other	1.6

				28.3	Total	100.0%

	Asia/Pacific Basin
	Japan	7.2	Europe
	China	4.6	United Kingdom	12.3
	India	4.4	Germany	2.6
	Hong Kong	3.2	France	1.1

				Percent of net assets
Largest equity	GW Pharmaceuticals	2.28%	Hilton Grand Vacations	1.19%
securities	Insulet	1.83	Melco International Development	1.18
	Qorvo	1.73	GVC Holdings	1.17
	WIN Semiconductors	1.43	Illumina	1.17
	Kotak Mahindra Bank	1.20	Integra LifeSciences Holdings	1.14

6        American Funds Insurance Series

Global Small Capitalization Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
					Lifetime (since April 30, 1998)	Expense ratio
		1 year	5 years	10 years
	Class 1	26.22%	11.31%	4.26%	9.80%	.74%
	Class 1A	25.99	11.05	4.01	9.53	.99[2]
	Class 2	25.89	11.04	4.00	9.53	.99
	Class 4	25.62	10.78	3.76	9.26	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 28.28% for the 12 months ended December 31, 2017, compared with a 21.83% increase in its benchmark, the Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism fueled the information technology sector higher. European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and stock selection in information technology and consumer discretionary boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company Facebook. Exposure to the energy sector detracted from fund results, despite OPEC’s decision to extend production cuts into 2018. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.2% in the third quarter, the fund’s portfolio managers are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including outcomes of the recent U.S. tax bill. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments, and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

				Percent of net assets
Largest equity	Amazon	6.39%	Broadcom	2.92%
securities	Facebook	5.89	ASML	2.49
	Microsoft	4.00	Apple	2.18
	Alphabet	3.71	Netflix	1.96
	UnitedHealth Group	3.10	Tesla	1.88

8        American Funds Insurance Series

Growth Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
					Lifetime (since February 8, 1984)	Expense ratio
		1 year	5 years	10 years
	Class 1	28.62%	16.50%	8.56%	12.83%	.35%
	Class 1A	28.36	16.22	8.29	12.55	.60[2]
	Class 2	28.28	16.21	8.29	12.55	.60
	Class 3	28.39	16.29	8.36	12.63	.53
	Class 4	27.99	15.95	8.03	12.27	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 32.14% for the 12 months ended December 31, 2017. Its benchmark, the MSCI ACWI (All Country World Index) ex USA[1], a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., rose 27.19%.

Global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. A broad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory while helping combat deflationary pressures. Political fighting in the U.S. and elsewhere was essentially ignored by resilient financial markets.

Investments in the information technology sector contributed most to absolute and relative returns. The fund took advantage of the rally in the information technology sector, helped by investments in Tencent and Alibaba Group. Accelerated revenue growth and strong Chinese consumption promoted an increase in both companies’ stock prices, respectively. Investments in the financials sector were also among the top contributors to the fund’s returns. HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks. Investments in the health care sector hindered the fund’s returns the most on a relative basis. Teva Pharmaceutical was among the top detractors to relative returns, as the company’s share price declined due to worse-than-expected results for the second quarter.

The fund’s portfolio managers continue to monitor key indicators in advanced countries – from wage growth and inflation dynamics to the impact of technology and demographics on productivity – as they seek the flexibility to pivot to areas of opportunity. That is why we take a multilayered approach to research, and invest in different geographies, industries and companies that can control their own destiny through efficiencies or innovative products.

					Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	14.1%	Germany	2.8%	South Africa	1.0%
	Hong Kong	10.0	Netherlands	2.2	Israel	.8

	India	7.4	Spain	1.9		1.8

	China	7.3	Italy	1.6
	South Korea	7.1	Denmark	.9	Short-term securities & other
	Australia	1.6	Other	1.4	assets less liabilities	8.4

	Thailand	1.1		35.2

	Philippines	1.1			Total	100.0%

		49.7	The Americas

			Canada	2.8
	Europe		Brazil	1.6
	United Kingdom	12.6	United States	.5

	France	7.3		4.9

	Switzerland	4.5

			Percent of net assets
Largest equity	AIA Group	3.50%	Alibaba Group	2.41%
securities	Samsung Electronics	3.12	Royal Dutch Shell	1.92
	Airbus Group	2.98	Novartis	1.70
	HDFC Bank	2.69	Galaxy Entertainment Group	1.37
	Tencent	2.46	Prudential	1.36

10        American Funds Insurance Series

International Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio
	Class 1	32.46%	9.38%	3.63%	8.55%	.54%
	Class 1A	32.15	9.11	3.37	8.28	.79[2]
	Class 2	32.14	9.11	3.37	8.28	.79
	Class 3	32.23	9.18	3.44	8.36	.72
	Class 4	31.89	8.88	3.13	8.02	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund gained 29.44% for the 12 months ended December 31, 2017. Its benchmark indexes are the MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, and the MSCI Emerging Markets Index,[1] a free fl oat-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. They rose 23.97% and 37.28%, respectively.

Global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. A broad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory while helping combat deflationary pressures. Political fighting in the U.S. and elsewhere was essentially ignored by resilient financial markets. Numerous indexes achieved or neared multiyear highs during the year, led in part by information technology stocks.

Select holdings in the financials and information technology sectors were beneficial to the fund. HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks, while AAC Technologies Holdings jumped to a record high on strong third-quarter earnings. Among detractors, technology company Murata Manufacturing hindered relative returns, hurt by high costs of mass production for a key iPhone component.

While the broad stock market has rallied amid a global economic recovery, new populist policies and tax reform, how it responds to the U.S. presidential administration on matters including trade and spending is worth monitoring. As the fund invests in many different geographies, the fund’s managers continue to carefully monitor the portfolio while searching for undervalued companies with solid foundations around the world.

					Percent of net assets
Country diversification	Asia/Pacific Basin		The Americas (continued)		Other regions
	India	13.2%	Argentina	3.8%	South Africa	1.5%
	China	11.9	Mexico	2.7	Other	.6

	Japan	6.8	Canada	1.0		2.1

	Taiwan	5.9	Other	.6

	Australia	1.7		29.8	Short-term securities & other

	South Korea	1.7			assets less liabilities	4.4

	Hong Kong	1.4	Europe
	Thailand	1.2	United Kingdom	8.1	Total	100.0%

	Other	.7	France	3.6

		44.5	Russian Federation	3.4

			Switzerland	1.8
	The Americas		Other	2.3

	United States	15.0		19.2

	Brazil	6.7

				Percent of net assets

Largest equity	Reliance Industries	5.40%	HDFC Bank	2.24%
securities	TSMC	2.94	Murata Manufacturing	2.21
	British American Tobacco	2.85	Baidu	2.21
	United Microelectronics	2.79	Grupo Financiero Galicia	2.09
	Alphabet	2.69	Foshan Haitian Flavouring and Food	1.77

12        American Funds Insurance Series

New World Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio

	Class 1	29.73%	6.52%	3.65%	8.80%	.76%
	Class 1A	29.42	6.25	3.39	8.53	1.01[2]
	Class 2	29.44	6.25	3.39	8.53	1.01
	Class 4	29.06	6.00	3.14	8.26	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI.Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 17.04% for the 12 months ended December 31, 2017, trailing its benchmark, the Standard & Poor’s 500 Composite Index (a market capitalization-weighted index based on the results of approximately 500 widely held common stocks),[1] which rose 21.83%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism pushed the information technology sector higher. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most raw materials and robust profits from leading technology companies.

Investments in information technology and health care companies boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was health care company AbbVie, which reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Intel’s stock price also rose as the company reported better-than-expected third-quarter earnings and revenue from its data center.

Investments in the energy sector hindered returns, despite OPEC’s production cuts aimed at bolstering oil prices. Energy exploration and production company Halliburton hindered results. Telecommunication services company CenturyLink was also a drag, as the company missed third-quarter earnings and revenue estimates.

Given the fund’s focus on investing in dividend-paying stocks, a lack of investments in certain growth stocks in the information technology sector, such as Facebook, hampered relative returns. On a country basis, lower-than-index investments in U.S. domiciled companies also detracted from the fund’s relative returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of generating positive cash flow in myriad economic environments, and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

				Percent of net assets
Largest equity	AbbVie	6.97%	Wells Fargo	3.89%
securities	Verizon Communications	5.42	Prudential Financial	3.25
	JPMorgan Chase	4.43	Texas Instruments	2.93
	Amgen	4.39	CSX	2.71
	Intel	4.15	Canadian Natural Resources	2.39

14        American Funds Insurance Series

Blue Chip Income and Growth Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
					Lifetime (since July 5, 2001)	Expense ratio
		1 year	5 years	10 years
	Class 1	17.30%	15.93%	8.13%	6.85%	.41%
	Class 1A	17.08	15.66	7.87	6.59	.66[2]
	Class 2	17.04	15.65	7.86	6.58	.66
	Class 4	16.70	15.48	7.65	6.35	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 26.06% for the 12 months ended December 31, 2017, compared with a 23.97% increase in its benchmark, the MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks advanced on the back of strong corporate earnings, accommodative monetary policy and macroeconomic stability across most regions. Numerous indexes achieved or neared multiyear highs in 2017. European and emerging market equities outpaced U.S. stock markets, as investors set aside concerns about politics and focused on the global economic recovery.

Information technology was one of several sectors that contributed to the fund’s absolute returns. The fund’s holdings in Nintendo and Broadcom were among the top contributors to absolute results. Nintendo shares soared as the company’s second-quarter revenues and earnings beat market expectations, led by strong sales of the Nintendo Switch console. Semiconductor manufacturer Broadcom also rose as the company’s fiscal fourth-quarter earnings topped analyst estimates. On the downside, stock selection in materials and financials hindered relative returns.

On a country basis, holdings in the U.S., Japan and India contributed to relative returns, and holdings in Canada, the U.K. and Italy were a drag on relative returns.

The fund’s cash position enables portfolio managers to better navigate a challenging environment by focusing on opportunities when stock prices are favorable. The fund’s portfolio managers are also optimistic they can uncover promising long-term investment opportunities and companies with sustainable dividends and income.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	34.4%	Netherlands	1.0%	Israel	.3%

	Brazil	3.0	Other	1.1

	Mexico	2.9		30.8	Short-term securities & other

	Other	.8			assets less liabilities	4.0

		41.1	Asia/Pacific Basin

			Japan	7.0	Total	100.0%

	Europe		Taiwan	6.0
	United Kingdom	12.2	India	4.3
	France	5.8	China	2.4
	Switzerland	4.4	Hong Kong	1.2
	Germany	3.5	Australia	1.1
	Denmark	1.6	Other	1.8

	Ireland	1.2		23.8

				Percent of net assets

Largest equity	Nintendo	4.31%	Nestlé	2.28%
securities	British American Tobacco	4.13	UnitedHealth Group	2.25
	TSMC	3.37	Reliance Industries	2.00
	Microsoft	3.28	Broadcom	1.67
	Airbus Group	2.38	United Microelectronics	1.55

16        American Funds Insurance Series

Global Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
					Lifetime (since May 1, 2006)	Expense ratio
		1 year	5 years	10 years
	Class 1	26.40%	11.85%	6.17%	7.29%	.63%
	Class 1A	26.35	11.61	5.93	7.04	.88[2]
	Class 2	26.06	11.56	5.91	7.02	.88
	Class 4	25.83	11.36	5.67	6.78	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 22.38% for the 12 months ended December 31, 2017. The Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 21.83%.

U.S. stocks staged an impressive rally as the economic picture remained bright. GDP grew an annualized 3.2% in the third quarter. Repeating a common theme, information technology companies advanced, supported by better-than-expected corporate earnings in the sector. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Fund investments in the consumer discretionary and health care sectors contributed the most to relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to an increase in its stock price. Health care company AbbVie reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Despite OPEC’s production cuts aimed at propping up oil prices, investments in the energy sector hindered absolute results. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

As equity markets continue to advance, valuations for many companies are up – calling into question the sustainability of this remarkable bull market. The fund’s portfolio managers exercise caution and continue to conduct global research and fundamental analysis to identify companies that are reasonably valued for their growth prospects, while maintaining a long-term perspective on investing.

				Percent of net assets
Largest equity	Amazon	3.98%	Verizon Communications	1.88%
securities	AbbVie	2.64	JPMorgan Chase	1.62
	Microsoft	2.48	Texas Instruments	1.61
	Alphabet	2.34	Amgen	1.56
	Netflix	2.21	Broadcom	1.44

18        American Funds Insurance Series

Growth-Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	22.68%	15.67%	8.19%	11.45%	.28%
	Class 1A	22.47	15.40	7.93	11.18	.53[2]
	Class 2	22.38	15.38	7.92	11.17	.53
	Class 3	22.47	15.46	8.00	11.25	.46
	Class 4	22.08	15.12	7.67	10.90	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Based on estimated amounts for the current fiscal year.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund rose 25.03% for the 12 months ended December 31, 2017, slightly trailing its benchmark, the MSCI ACWI (All Country World Index) ex USA,[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., which rose 27.19%

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Rising prices for most commodities and robust profits from leading technology companies lifted emerging markets.

The best contributors to the fund’s relative returns were the financials and industrials sectors, due in part to good stock selection. Among financials, HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks.

On the downside, investment selection in the health care sector hindered relative returns. Teva Pharmaceutical was among the top detractors, as the company’s share price declined due to worse-than-expected results for the second quarter.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, but are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunit

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
	United Kingdom	18.9%	Hong Kong	8.2%	Israel	1.0%
	France	7.8	Japan	8.0	Other	1.2

	Switzerland	4.9	South Korea	5.4		2.2

	Spain	3.8	China	4.5
	Italy	2.5	India	2.8	Short-term securities & other
	Portugal	2.2	Taiwan	2.0	assets less liabilities	6.5

	Germany	2.1	Thailand	1.6
	Russian Federation	2.0	Other	1.1	Total	100.0%

	Netherlands	2.0		33.6

	Denmark	1.9
	Norway	1.4	The Americas
	Sweden	1.0	Brazil	2.2
	Other	1.5	United States	1.9

		52.0	Other	1.6

				5.7

			Percent of net assets
Largest	Royal Dutch Shell	4.08%	British American Tobacco	2.02%
equity securities	HDFC Bank	2.49	TSMC	2.02
	Samsung Electronics	2.44	Banco Santander	2.01
	Shanghai International Airport	2.43	Sun Hung Kai Properties	2.01
	CK Asset Holdings	2.29	Novartis	1.97

20        American Funds Insurance Series

International Growth and Income Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
				Lifetime (since November 18, 2008)	Expense ratio
		1 year	5 years
	Class 1	25.31%	6.93%	10.37%	.65%
	Class 1A	25.14	6.69	10.11	.90[2]
	Class 2	25.03	6.67	10.09	.90
	Class 4	24.72	6.47	9.86	1.15

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, rose 13.04% for the 12 months ended December 31, 2017. During the same period, the MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, rose 23.97%. The Bloomberg Barclays U.S. Aggregate Index,[2] which measures investment-grade U.S. bonds (rated BBB/Baa and above), gained 3.54%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index[3] rose 17.50%. The Lipper Global Equity Income Funds Average,[4] a measure of similar funds, increased 17.29%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced, led by rising prices for most commodities and robust profits from leading technology companies.

The strongest contributors to the equity portfolio’s relative returns were the industrials and real estate sectors due to good stock selection. Boeing boosted returns and registered double-digit gains as the company beat third-quarter earnings.

On the downside, the energy sector detracted from the fund’s returns. Contract drilling services provider Helmerich & Payne hindered returns as the company reported a loss for the fourth quarter. While the fixed income portfolio detracted from relative returns, investments in bonds continue to provide the opportunity for downside protection.

Portfolio managers expect the current administration to reduce regulation, which should boost companies’ return on equity and result in higher dividends. Greater demand and signs of ebbing U.S. product are expected to help energy prices, which in turn will improve dividend prospects for holdings in the energy sector. While portfolio managers do not expect the new administration to affect legislation that will impact drug pricing, drug prices are a potential headline risk for health care stocks. The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Other regions
	United States	56.0%	Hong Kong	3.4%	Other	.1%

	Canada	2.7	Taiwan	2.4

		58.7	Other	2.4	Short-term securities & other assets less liabilities

				8.2		4.9

	Europe
	United Kingdom	15.1			Total	100.0%

	France	3.6
	Switzerland	2.9
	Netherlands	1.7
	Italy	1.3
	Sweden	1.1
	Other	2.4

		28.1

22        American Funds Insurance Series

Capital Income Builder

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	Lifetime (since May 1, 2014)	Expense ratio

	Class 1	13.29%	4.30%	.54%
	Class 1A	13.02	4.04	.79[5]
	Class 2	13.04	4.21	.79
	Class 4	12.65	3.78	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[4]Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

[5]Based on estimated amounts for the current fiscal year.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 16.23% for the 12 months ended December 31, 2017. In comparison, the Standard & Poor’s 500 Composite Index,[1] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks and the fund’s benchmark for equity holdings, gained 21.83% over the same period. The Bloomberg Barclays U.S. Aggregate Index,[2] which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,[3] advanced 14.21%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Bonds also advanced, led by high-yield corporates.

Investments in the industrials and information technology sectors contributed the most to the fund’s relative returns. Boeing was additive to the fund’s returns as the company’s strong earnings beat third-quarter analyst estimates. TSMC, a chip contract manufacturer for Apple, was also additive, as the company beat third-quarter sales and earnings estimates.

Investments in the energy sector detracted from the fund’s absolute and relative returns. Within the sector, energy exploration and production company Noble Energy, as well as oil and natural gas services company Weatherford International, detracted from the fund’s returns as both companies reported third-quarter losses.

The fund’s fixed income holdings advanced due to an overweight position in high-yield corporate bonds. The fund’s exposure to short interest duration, or the fund’s relatively low sensitivity to interest rates compared with the benchmark, also helped.

The fund’s portfolio managers continue to evaluate the economic and market sector implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade. The fund’s cash position allows portfolio managers to remain fl exible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

				Percent of net assets
Largest equity	Microsoft	3.51%	Lockheed Martin	1.58%
securities	TSMC	2.58	Johnson & Johnson	1.55
	UnitedHealth Group	2.18	Comcast	1.46
	ASML	1.69	Boeing	1.42
	DowDuPont	1.63	VeriSign	1.40

24        American Funds Insurance Series

Asset Allocation Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	10 years	Lifetime (since August 1, 1989)	Expense ratio

	Class 1	16.51%	11.23%	7.15%	8.69%	.29%
	Class 1A	16.31	10.97	6.89	8.42	.54[4]
	Class 2	16.23	10.95	6.88	8.42	.54
	Class 3	16.29	11.02	6.96	8.50	.47
	Class 4	15.91	10.76	6.66	8.17	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4]Based on estimated amounts for the current fiscal year.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 19.57% for the 12 months ended December 31, 2017. The MSCI ACWI (All Country World Index),[1] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, gained 23.97%, while the Bloomberg Barclays Global Aggregate Index,[2] a measure of investment-grade bonds (rated BBB/Baa and above), increased 7.39%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index[3] rose 17.09%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. The U.S. has been the pacesetter for growth, and it looks likely that it will continue in that role. As such, the Federal Reserve continued to raise rates and additional hikes are anticipated if the economy continues its positive trajectory.

Overseas, emerging markets advanced led by rising prices for most commodities and robust profits from leading technology companies. In Europe, stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings.

Investments in the information technology sector boosted the fund’s returns, with Nintendo among the top contributors. Nintendo soared as the company’s second-quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Investments in the telecommunications services sector hindered returns, led by Inmarsat. The company indicated market conditions remain challenging and provided a narrower revenue guidance for the year. Holdings in the fixed income portfolio were additive to results.

The fund’s portfolio managers exercise caution and continue to monitor geopolitics that may derail the global economic recovery. Portfolio managers continue to stay the course of focusing on global research and bottom-up analysis.

	Percent of net assets			Percent of net assets

Largest sectors in common stock holdings	Information technology	11.2%	Largest fixed income holdings (by issuer)	U.S. Treasury	9.6%
	Industrials	8.3		Japanese Government	2.6
	Financials	8.0		Polish Government	1.1
	Consumer staples	7.2		Mexican Government	1.0
	Health care	5.0		Italian Government	.8

					Percent of net assets
Currency diversification		Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total

	U.S. dollars	28.9%	17.9%	.8%	6.8%	54.4%
	Euros	9.0	3.8	.5	–	13.3
	Japanese yen	4.7	2.7	1.3	–	8.7
	British pounds	6.7	.7	(.7)	–	6.7
	Swedish krona	2.0	–	.3	–	2.3
	Swiss francs	2.1	–	.1	–	2.2
	Hong Kong dollars	2.1	–	–	–	2.1
	New Taiwan dollars	1.4	–	–	–	1.4
	Other currencies	4.6	6.6	(2.3)	–	8.9

						100.0%

					Percent of net assets
Largest equity securities	British American Tobacco	2.42%	Humana			1.46%
	Nintendo	2.04	TSMC			1.44
	Microsoft	1.72	Boeing			1.40
	ASML	1.67	JPMorgan Chase			1.29
	HSBC	1.57	DowDuPont			1.27

26        American Funds Insurance Series

Global Balanced Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
				Lifetime (since May 2, 2011)	Expense ratio
		1 year	5 years
	Class 1	19.91%	7.42%	6.43%	.71%
	Class 1A	19.78	7.18	6.19	.96[4]
	Class 2	19.57	7.13	6.16	.96
	Class 4	19.38	7.14	6.08	1.21

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Source: Bloomberg Index Services Ltd.

[3]Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 3.67% for the 12 months ended December 31, 2017. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,[1] which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

Bond returns were strong across most sectors. The U.S. Treasury yield curve flattened, as shorter term rates rose and longer term rates fell. This could be attributed in part to the Federal Reserve hiking short-term interest rates by 75 basis points over the course of the year as well as strong demand for longer dated Treasuries. Credit flourished as corporate bond spreads also tightened 30 basis points to 93 basis points, nearing the lowest levels of the recovery. High-yield bonds returned 7.50% and investment-grade bonds rose 6.42%.

Duration management throughout the year contributed significantly to the fund’s relative returns. The fund also benefited from sector allocation, with U.S. Treasuries contributing most to the fund’s relative returns.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. As U.S. interest rates increase, investors have the opportunity of reinvesting at higher yields. The fund’s portfolio managers expect continued demand for relatively safe, income-producing securities.

			Percent of net assets
Largest holdings (by issuer)	U.S. Treasury	27.2%	Teva Pharmaceutical	1.6%
	Fannie Mae	15.5	Portuguese Government	1.6
	Freddie Mac	6.7	State of Illinois	1.5
	Ginnie Mae	3.4	Japanese Government	1.5
	Mexican Government	1.8	AT&T	1.1

28        American Funds Insurance Series

Bond Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
					Lifetime (since January 2, 1996)	Expense ratio
		1 year	5 years	10 years
	Class 1	3.88%	2.22%	3.21%	4.74%	.38%
	Class 1A	3.64	1.97	2.96	4.48	.63[2]
	Class 2	3.67	1.97	2.96	4.48	.63
	Class 4	3.29	1.73	2.71	4.23	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund rose 6.86% for the 12 months ended December 31, 2017, while the Bloomberg Barclays Global Aggregate Index,[1] which measures global investment-grade bonds (rated BBB/Baa and above), rose 7.39%.

Bonds generated solid returns across the board, including developed and emerging markets debt. The U.S. Federal Reserve raised interest rates three times during the year, boosting short-term rates. Long-term rates generally declined amid strong investor demand and massive bond-buying stimulus programs in Europe and Japan. Outside the U.S., the European Central Bank and the Bank of Japan left interest rates unchanged, despite signs of improving economic growth and higher inflation. The euro, the yen and most other currencies appreciated relative to the U.S. dollar.

Low exposure to euro-zone denominated debt combined with above-benchmark investments in Mexican and Polish debt contributed notably to relative returns. On the downside, currency exposure hampered results with the euro hindering relative returns the most.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

			Percent of net assets

	Currency weighting (after hedging) by country		Non-U.S. government bonds by country
	United States[2]	45.7%	Euro zone[3]:
	Japan	17.3	Germany	3.4%
	Euro zone[3]	16.4	Italy	3.4
	Poland	3.5	Portugal	2.3
	Mexico	3.4	Other	3.1	12.2%

	Malaysia	2.3	Japan		8.1
	Norway	2.0	Poland		4.1
	India	1.3	Mexico		3.9
	United Kingdom	1.2	India		2.5
	Thailand	1.2	Malaysia		2.3
	Other	5.7	Norway		1.6

	Total	100.0%	Australia		1.4

			United Kingdom		1.2
			Thailand		1.2
			Other		8.0

			Total		46.5%

					Percent of net assets

Largest holdings (by issuer)	U.S. Treasury	18.9%	German Government		3.2%
	Japanese Government	8.1	Indian Government		2.4
	Polish Government	4.1	Portuguese Government		2.3
	Mexican Government	3.9	Malaysian Government		2.3
	Italian Government	3.4	Norwegian Government		1.6

30        American Funds Insurance Series

Global Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

	Class 1	7.11%	1.05%	3.52%	4.19%	.56%
	Class 1A	7.00	.82	3.28	3.95	.81[4]
	Class 2[5]	6.86	.79	3.27	3.93	.81
	Class 4	6.63	.63	3.05	3.71	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:Bloomberg Index Services Ltd.

[2]IncludesU.S. dollar-denominated debt of other countries, totaling 14.4%.

[3]Countriesusing the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Portugal and Spain.

[4]Basedon estimated amounts for the current fiscal year.

[5]GlobalBond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 6.89% for the 12 months ended December 31, 2017. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,[1] which measures non–investment-grade bonds and limits the exposure of an issuer to 2%, rose 7.50%.

Renewed investor expectations of more rapid economic growth led to higher short-term interest rates as the Federal Reserve increased the benchmark federal funds rate by 75 basis points over the course of the year. Bond returns were strong across most credit sectors as corporate bond spreads declined to nearly the lowest levels of the recovery.

Sector allocation and debt exposure across a mix of credit ratings were beneficial to the fund’s relative returns. The fund’s allocation to non–U.S. high-yield debt was also additive on a relative basis. Among individual issuers, Valeant Pharmaceuticals International and First Quantum Minerals boosted results, while Argos Merger Sub Inc detracted from returns. Although exposure to U.S. Treasuries and agency debt detracted from relative returns, it is important to note these investments provide an important source of liquidity and are generally not expected to outperform the market.

The fund’s portfolio managers continue to believe current fundamentals support a constructive high-yield market environment. While we are monitoring the Federal Reserve’s tightening monetary policy, maturities in the high-yield market have tended to be relatively shorter than those in some other markets, which should help dampen the effect of rising rates.

				Percent of net assets
Largest holdings	Valeant Pharmaceuticals International	2.8%	Sprint Nextel	1.6%
(by issuer)	First Quantum Minerals	1.8	Blackstone	1.6
	Charter Communications	1.8	AES	1.5
	Tenet Healthcare	1.7	Weatherford International	1.2
	Chesapeake Energy	1.6	Frontier Communications	1.2

32        American Funds Insurance Series

High-Income Bond Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	7.25%	4.85%	6.11%	8.88%	.49%
	Class 1A	7.05	4.60	5.85	8.61	.74[2]
	Class 2	6.89	4.58	5.85	8.61	.74
	Class 3	7.02	4.67	5.93	8.69	.67
	Class 4	6.63	4.41	5.63	8.35	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:Bloomberg Index Services Ltd.

[2]Basedon estimated amounts for the current fiscal year.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 1.22% for the 12 months ended December 31, 2017, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,[1] which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 2.47%.

The Federal Reserve increased the benchmark federal funds overnight lending rate by 75 basis points over the course of the year. Long maturity U.S. Treasury yields modestly declined, pushing their prices higher. The housing market had a relatively strong year as housing starts continued to pick up. Home prices in most major housing markets rose, supported by low inventories and increasing sales.

The fund’s investments in the agency mortgage-backed securities sector and investment grade securities detracted from relative returns. As the yield curve flattened, the fund’s curve positioning also hampered results.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. In the current environment, demand for flight-to-safety assets and the fund’s low correlation to equities should help investors navigate macroeconomic and geopolitical uncertainty and remain well diversified.

Percent of net assets

Breakdown of	30-year pass-throughs:
mortgage-backed	Freddie Mac	20.2%
obligations	Ginnie Mae	13.3
	Fannie Mae	10.7	44.2%

	Other		19.3

	Total		63.5%

34        American Funds Insurance Series

Mortgage Fund

How a $10,000 investment has grown

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

	Class 1	1.47%	2.01%	2.61%	.47%
	Class 1A	1.21	1.76	2.35	.72[2]
	Class 2	1.22	1.75	2.36	.72
	Class 4.97		1.62	2.19	.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.46% for the 12 months ended December 31, 2017, while the Bloomberg Barclays Short-Term Government/Corporate Index,[1] which consists of government and corporate sector securities with remaining maturity from one to 12 months, gained 0.98%.

The fund’s returns were higher over the course of 2017 than last year. During the same period, yields on three-month Treasury bills were up by more than 80 basis points since the end of last year.

The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point three times this year, reassuring investors of persistent U.S. economic strength. Given these increases in interest rates, the fund’s portfolio managers believe the fund has the potential to provide current income.

36        American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

	Class 1	.66%	.01%	.15%	3.49%	.35%
	Class 1A	.67	–.19	–.07	3.24	.60[2]
	Class 2	.46	–.23	–.10	3.24	.60
	Class 3	.54	–.18	–.03	3.31	.53
	Class 4	.16	–.36	–.28	3.00	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

			Percent of net assets
Where the fund’s	Commercial paper					82.9%
assets were	Federal agency discount notes					17.4
invested as of	Other assets less liabilities					(.3)

December 31, 2017	Total					100.0%

American Funds Insurance Series        37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.59% for the 12 months ended December 31, 2017, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,[1] which covers obligations issued by the U.S. Treasury and U.S. government agencies, rose 2.37%.

Bond returns were strong across most sectors, including U.S. government debt. The U.S. Treasury yield curve fl attened, as shorter term rates rose and longer term rates fell. This occurred in part through the Federal Reserve hiking short-term interest rates by 75 basis points over the course of the year and strong demand persisting for longer dated Treasuries.

During the period, the fund’s duration contributed to relative returns. As the yield curve flattened, yield curve positioning detracted from relative returns. A lower-than-index allocation to agency mortgage-backed securities dampened returns as well.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes over the next two to three years will be at a slower pace than is currently priced into the market. They believe this can lead to a steepening yield curve and higher inflation expectations.

Percent of net assets

Breakdown of	30-year pass-throughs:
mortgage-backed	Ginnie Mae	9.5%
obligations	Fannie Mae	5.7
	Freddie Mac	4.6	19.8%

	15-year pass-throughs		1.0
	Other		4.5

	Total		25.3%

38        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

How a $10,000 investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
					Lifetime (since December 2, 1985)	Expense ratio
		1 year	5 years	10 years
	Class 1	1.83%	1.48%	3.37%	5.86%	.36%
	Class 1A	1.72	1.26	3.13	5.61	.61[2]
	Class 2	1.59	1.23	3.12	5.60	.61
	Class 3	1.72	1.31	3.19	5.67	.54
	Class 4	1.28	1.04	2.90	5.35	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Based on estimated amounts for the current fiscal year.

	Percent of net assets
Where the fund’s assets were invested as of December 31, 2017

American Funds Insurance Series        39

Managed Risk Growth Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 25.99% for the 12 months ended December 31, 2017, outpacing the Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive,[2] which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,[3] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Aggregate Index,[4] which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series – Growth Fund’s larger-than-index investments and strong stock selection in information technology and consumer discretionary added to returns, while energy stocks detracted from the fund’s results.

Has a $10,000 Investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
	Class P1	26.23%	9.73%	.88%	.72%
	Class P2	25.99	9.41	1.13	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]EffectiveNovember 30, 2017, the Managed Risk Growth Fund also invests in shares of the Bond Fund.
[2]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[3]Source: S&P Dow Jones Indices LLC.
[4]Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40        American Funds Insurance Series

Managed Risk International Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund advanced 28.69% for the 12 months ended December 31, 2017, outpacing the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,[2] which rose 20.74%. In comparison, the MSCI ACWI (All Country World Index) ex USA,[3] a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., rose 27.19%. The Bloomberg Barclays U.S. Aggregate Index,[4] which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series – International Fund’s investments in the information technology sector added to returns, while health care stocks hindered the fund’s relative results.

Has a $10,000 Investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio
	Class P1	29.28%	4.37%	1.03%	.87%
	Class P2	28.69	3.96	1.28	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Effective  November 30, 2017, the Managed Risk International Fund also invests in shares of the Bond Fund.
[2]Source:  S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[3]Source:  MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[4]Source:  Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        41

Managed Risk Blue Chip Income and Growth Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 15.03% for the 12 months ended December 31, 2017, trailing the Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive,[2] which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,[3] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,[4] which covers obligations issued by the U.S. Treasury and U.S. government agencies, rose 2.37%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series – Blue Chip Income and Growth Fund’s investments in the health care sector added to returns, while energy stocks hindered the fund’s results.

Has a $10,000 Investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

	Class P1	15.48%	8.87%	.93%	.77%
	Class P2	15.03	8.48	1.18	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]EffectiveNovember 30, 2017, the Managed Risk Blue Chip Income and Growth Fund also invests in shares of the U.S. Government/
AAA-Rated Securities Fund.
[2]Source:S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[3]Source:S&P Dow Jones Indices LLC.
[4]Source:Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42        American Funds Insurance Series

Managed Risk Growth-Income Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 15.03% for the 12 months ended December 31, 2017, trailing the Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive,[2] which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,[3] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,[4] which covers obligations issued by the U.S. Treasury and U.S. government agencies, rose 2.37%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series – Blue Chip Income and Growth Fund’s investments in the health care sector added to returns, while energy stocks hindered the fund’s results.

Has a $10,000 Investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

	Class P1	20.64%	9.28%	.33%	.67%
	Class P2	20.40	8.94	1.08	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]EffectiveNovember 30, 2017, the Managed Risk Growth-Income Fund also invests in shares of the Bond Fund.
[2]Source:S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[3]Source:S&P Dow Jones Indices LLC.
[4]Source:Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 14.80% for the 12 months ended December 31, 2017, trailing the Standard & Poor’s 500 Managed Risk Index – Moderate,[1] which rose 16.02%. In comparison, the Standard & Poor’s 500 Composite Index,[2] a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%, while the Bloomberg Barclays U.S. Aggregate Index,[3] which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series – Asset Allocation Fund’s investments in the industrials and information technology sectors contributed the most to relative returns. Holdings in the energy sector hindered absolute and relative returns as oil prices slumped on concerns of oversupply.

44        American Funds Insurance Series

Managed Risk Asset Allocation Fund

Has a $10,000 Investment has grown
Average annual total returns based on a $1,000 investment	For periods ended December 31, 2017
		1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

	Class P1	15.06%	8.89%	8.69%	.71%	.66%
	Class P2	14.80	8.62	8.43	.96	.91

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source:  S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]Source:  S&P Dow Jones Indices LLC.
[3]Source:  Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series        45

Global Growth Fund

Summary investment portfolio December 31, 2017

Common stocks 96.68%		Shares	Value (000)
Information	ASML Holding NV1	648,442	$112,497
technology	ASML Holding NV (New York registered)	643,900	111,923
32.07%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	26,955,000	207,124
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	13,283
	Alphabet Inc., Class A2	130,000	136,942
	Alphabet Inc., Class C2	71,052	74,349
	Nintendo Co., Ltd.[1]	492,400	179,259
	Facebook, Inc., Class A2	898,500	158,549
	Microsoft Corp.	1,355,900	115,984
	Alibaba Group Holding Ltd. (ADR)[2]	671,050	115,709
	Visa Inc., Class A	998,800	113,883
	Broadcom Ltd.	373,700	96,003
	Tencent Holdings Ltd.[1]	1,800,000	93,051
	Samsung Electronics Co., Ltd.[1]	15,740	37,396
	Samsung Electronics Co., Ltd., nonvoting preferred[1]	15,845	30,888
	AAC Technologies Holdings Inc.[1]	3,806,540	67,697
	Just Eat PLC[1,2]	5,292,000	55,515
	Murata Manufacturing Co., Ltd.[1]	409,000	54,665
	Intel Corp.	1,000,000	46,160
	TEMENOS Group AG (Switzerland)[1]	318,000	40,696
	Other securities		137,838

			1,999,411

Consumer	Amazon.com, Inc.[2]	291,900	341,368
discretionary	Priceline Group Inc.[2]	39,000	67,772
18.17%	Home Depot, Inc.	350,000	66,335
	Peugeot SA1	3,180,000	64,597
	Industria de Diseño Textil, SA1	1,723,000	59,929
	Naspers Ltd., Class N1	190,820	53,168
	McDonald’s Corp.	293,000	50,431
	NIKE, Inc., Class B	671,000	41,971
	Other securities		387,314

			1,132,885

Health care	Regeneron Pharmaceuticals, Inc.[2]	214,000	80,455
11.96%	UnitedHealth Group Inc.	324,200	71,473
	Express Scripts Holding Co.[2]	768,500	57,361
	Bayer AG1	421,600	52,436
	Straumann Holding AG1	67,500	47,644
	AstraZeneca PLC[1]	652,300	44,763
	Sartorius AG, non-registered shares, nonvoting preferred[1]	444,000	42,371
	Eurofins Scientific SE, non-registered shares[1]	68,145	41,492
	Boston Scientific Corp.[2]	1,638,200	40,611
	Mettler-Toledo International Inc.[2]	65,000	40,269
	Other securities		227,014

			745,889

Financials	AIA Group Ltd.[1]	15,004,900	127,967
10.44%	JPMorgan Chase & Co.	853,600	91,284
	Kotak Mahindra Bank Ltd.[1]	3,471,000	54,891
	Prudential PLC[1]	1,906,884	49,026
	Société Générale[1]	923,000	47,588
	MarketAxess Holdings Inc.	188,000	37,929
	Other securities		242,198

			650,883

46        American Funds Insurance Series

Global Growth Fund

Common stocks		Shares	Value (000)
Consumer staples	British American Tobacco PLC[1]	2,002,000	$135,116
7.46%	Nestlé SA1	739,650	63,560
	Altria Group, Inc.	770,000	54,986
	Other securities		211,752

			465,414

Industrials	Airbus SE, non-registered shares[1]	1,109,500	110,180
6.17%	KONE Oyj, Class B1	880,000	47,222
	Caterpillar Inc.	287,000	45,226
	Other securities		181,998

			384,626

Materials	Sherwin-Williams Co.	116,000	47,565
2.24%	Other securities		92,334

			139,899

Telecommunication services 1.12%	SoftBank Group Corp.[1]	776,000	61,307
	Other securities		8,238

			69,545

Other 2.09%	Other securities		130,519

Miscellaneous 4.96%	Other common stocks in initial period of acquisition		309,116

	Total common stocks (cost: $3,842,087,000)		6,028,187

Bonds, notes & other debt instruments 0.03%		Principal amount (000)
U.S. Treasury bonds & notes 0.03%
U.S. Treasury 0.03%	Other securities		1,998

	Total bonds, notes & other debt instruments (cost: $1,998,000)		1,998

Short-term securities 3.57%
	Federal Home Loan Bank 1.14%–1.31% due 1/17/2018–3/28/2018	$97,500	97,371
	Prudential Funding, LLC 1.35% due 1/12/2018	39,500	39,478
	Other securities		85,475

	Total short-term securities (cost: $222,335,000)		222,324

	Total investment securities 100.28% (cost: $4,066,420,000)		6,252,509
	Other assets less liabilities (0.28)%		(17,433)

	Net assets 100.00%		$6,235,076

American Funds Insurance Series        47

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes securities (with an aggregate value of $80,835,000, which represented 1.30% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts
				Unrealized appreciation at 12/31/2017 (000)
Contract amount
Purchases	Sales		Settlement
(000)	(000)	Counterparty	date
USD5,180	JPY581,294	Bank of America, N.A.	1/22/2018	$15

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $3,140,563,000, which represented 50.37% of the net assets of the fund. This amount includes $3,130,602,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

48        American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2017

Common stocks 93.34%		Shares	Value (000)
Consumer	Hilton Grand Vacations Inc.[1]	1,219,200	$51,145
discretionary	Melco International Development Ltd.[2]	17,379,000	50,976
20.64%	GVC Holdings PLC[2]	4,048,748	50,555
	Five Below, Inc.[1]	684,000	45,363
	Cedar Fair, LP	531,000	34,510
	Domino’s Pizza, Inc.	181,100	34,221
	Entertainment One Ltd.[2]	7,563,697	33,123
	Hostelworld Group PLC[2,3]	6,212,000	32,175
	Tele Columbus AG1,2	2,743,000	30,384
	Caesars Entertainment Corp.[1]	2,375,836	30,054
	Ladbrokes Coral Group PLC[2]	11,120,100	27,199
	Ted Baker PLC[2]	686,500	25,026
	Other securities		445,813

			890,544

Health care	GW Pharmaceuticals PLC (ADR)[1]	746,460	98,540
16.56%	Insulet Corp.[1]	1,145,900	79,067
	Illumina, Inc.[1]	230,200	50,296
	Integra LifeSciences Holdings Corp.[1]	1,025,423	49,077
	Bluebird Bio, Inc.[1]	267,765	47,689
	iRhythm Technologies, Inc.[1]	807,980	45,287
	China Biologic Products Holdings, Inc.[1]	503,000	39,621
	athenahealth, Inc.[1]	236,000	31,397
	WuXi Biologics (Cayman) Inc.[1,2]	4,926,300	27,591
	Other securities		245,806

			714,371

Information	Qorvo, Inc.[1]	1,118,753	74,509
technology	WIN Semiconductors Corp.[2]	6,538,400	61,796
16.55%	Mellanox Technologies, Ltd.[1]	653,000	42,249
	Topcon Corp.[2]	1,707,510	36,888
	Paycom Software, Inc.[1]	428,885	34,452
	AAC Technologies Holdings Inc.[2]	1,786,561	31,773
	VTech Holdings Ltd.[2]	2,189,000	28,687
	ZPG PLC[2]	6,260,620	27,928
	Hamamatsu Photonics KK2	785,753	26,323
	Other securities		349,647

			714,252

Industrials	International Container Terminal Services, Inc.[2]	20,180,000	42,610
10.33%	Nabtesco Corp.[2]	728,500	27,943
	Welbilt Inc.[1]	1,050,000	24,685
	Other securities		350,602

			445,840

Financials	Kotak Mahindra Bank Ltd.[2]	3,282,732	51,914
9.38%	Essent Group Ltd.[1]	1,058,841	45,975
	Texas Capital Bancshares, Inc.[1]	496,623	44,150
	Webster Financial Corp.	553,000	31,056
	Other securities		231,813

			404,908

Materials	Lundin Mining Corp.	6,172,000	41,048
4.09%	Other securities		135,256

			176,304

American Funds Insurance Series        49

Global Small Capitalization Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples	COSMOS Pharmaceutical Corp.[2]	148,500	$31,014
3.40%	Varun Beverages Ltd.[2]	2,504,974	25,528
	Other securities		90,249

			146,791

Energy	Whitecap Resources Inc.	3,404,880	24,243
2.77%	Whitecap Resources Inc.[2,4]	270,000	1,865
	SM Energy Co.	1,111,000	24,531
	Other securities		68,876

			119,515

Real estate	WHA Corp. PCL[2]	372,370,250	45,697
2.56%	MGM Growth Properties LLC REIT, Class A	1,323,600	38,583
	Other securities		26,059

			110,339

Utilities	ENN Energy Holdings Ltd.[2]	4,991,400	35,414
1.74%	Other securities		39,704

			75,118

Telecommunication services 0.43%	Other securities		18,660

Miscellaneous 4.89%	Other common stocks in initial period of acquisition		210,986

	Total common stocks (cost: $3,076,327,000)		4,027,628

Rights & warrants 0.01%
Real estate 0.01%	WHA Corp. PCL, warrants, expire 2020[1]	1,075,182	376

	Total rights & warrants (cost: $0)		376

Convertible bonds 0.20%		Principal amount (000)
Consumer discretionary 0.20%	Other securities		8,667

	Total convertible bonds (cost: $8,541,000)		8,667

Bonds, notes & other debt instruments 0.09%
U.S. Treasury bonds & notes 0.09%
U.S. Treasury 0.09%	U.S. Treasury 0.875% 2018[5]	$ 4,125	4,110

	Total bonds, notes & other debt instruments (cost: $4,110,000)		4,110

50        American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.36%	Principal amount (000)	Value (000)
Bank of Montreal 1.70% due 3/15/2018	$ 50,000	$50,004
Federal Home Loan Bank 1.05%–1.21% due 1/2/2018–1/16/2018	75,100	75,078
Mizuho Bank, Ltd. 1.37%–1.38% due 1/19/2018–1/22/2018[4]	49,000	48,953
U.S. Treasury Bills 1.41%–1.50% due 5/31/2018–6/28/2018	101,100	100,436

Total short-term securities (cost: $274,490,000)		274,471

Total investment securities 100.00% (cost: $3,363,468,000)		4,315,252
Other assets less liabilities (0.00)%		(214)

Net assets 100.00%		$4,315,038

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $10,408,000, an aggregate cost of $8,280,000, and which represented .24% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Forward currency contracts
Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2017 (000)
USD45,066	GBP34,000	HSBC Bank	1/22/2018	$(878)
USD15,775	JPY1,765,175	JPMorgan Chase	1/23/2018	89
USD16,375	GBP12,190	Citibank	2/23/2018	(113)
USD10,114	INR663,163	Citibank	2/26/2018	(201)

				$(1,103)

American Funds Insurance Series        51

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)

Common stocks 0.75%
Consumer discretionary 0.75%
Hostelworld Group PLC[2]	–	6,212,000	–	6,212,000	$–	$6,656	$1,346	$32,175

Materials 0.00%
Time Technoplast Ltd.[6]	11,888,000	–	11,888,000	–	5,933	107	–	–
Indochine Mining Ltd.[1,2,6]	182,998	–	182,998	–	(8,032)	8,032	–	–

								–

Energy 0.00%
Victoria Oil & Gas PLC[1,2,6]	6,966,560	–	6,966,560	–	(1,438)	3,759	–	–

Total 0.75%					$(3,537)	$18,554	$1,346	$32,175

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $1,969,093,000, which represented 45.63% of the net assets of the fund. This amount includes $1,942,046,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $66,572,000, which represented 1.54% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $677,000, which represented .02% of the net assets of the fund.
[6]	Unaffiliated issuer at 12/31/2017.

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

INR = Indian rupees

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

52        American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2017

Common stocks 93.87%		Shares	Value (000)
Information	Facebook, Inc., Class A1	8,340,500	$1,471,765
technology	Microsoft Corp.	11,676,000	998,765
31.06%	Alphabet Inc., Class C1	613,000	641,443
	Alphabet Inc., Class A1	271,500	285,998
	Broadcom Ltd.	2,838,300	729,159
	ASML Holding NV (New York registered)	2,382,000	414,039
	ASML Holding NV2	1,199,568	208,111
	Apple Inc.	3,224,000	545,598
	Taiwan Semiconductor Manufacturing Co., Ltd.[2]	41,360,000	317,813
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,975,392	117,974
	Visa Inc., Class A	2,955,000	336,929
	Intel Corp.	4,790,000	221,106
	ServiceNow, Inc.[1]	1,583,263	206,442
	Paycom Software, Inc.[1]	1,855,600	149,060
	Other securities		1,116,674

			7,760,876

Consumer	Amazon.com, Inc.[1]	1,364,416	1,595,644
discretionary	Netflix, Inc.[1]	2,546,000	488,730
19.34%	Tesla, Inc.[1]	1,506,200	468,955
	Home Depot, Inc.	2,300,000	435,919
	Comcast Corp., Class A	7,525,000	301,376
	NIKE, Inc., Class B	4,255,000	266,150
	Ulta Beauty, Inc.[1]	1,120,000	250,499
	Charter Communications, Inc., Class A1	698,680	234,729
	Priceline Group Inc.[1]	131,531	228,567
	Starbucks Corp.	2,895,000	166,260
	Other securities		395,829

			4,832,658

Health care	UnitedHealth Group Inc.	3,517,500	775,468
13.05%	Intuitive Surgical, Inc.[1]	940,500	343,226
	Humana Inc.	993,200	246,383
	Hologic, Inc.[1]	5,413,398	231,423
	Regeneron Pharmaceuticals, Inc.[1]	609,500	229,148
	Centene Corp.[1]	2,243,000	226,274
	Thermo Fisher Scientific Inc.	995,000	188,931
	Aetna Inc.	1,024,600	184,828
	Boston Scientific Corp.[1]	7,255,000	179,851
	Illumina, Inc.[1]	775,000	169,330
	Other securities		484,614

			3,259,476

Financials	Wells Fargo & Co.	7,150,000	433,790
9.34%	Goldman Sachs Group, Inc.	922,400	234,991
	JPMorgan Chase & Co.	1,947,000	208,212
	PNC Financial Services Group, Inc.	1,083,600	156,353
	BlackRock, Inc.	289,000	148,462
	Legal & General Group PLC[2]	40,158,246	147,823
	Other securities		1,004,043

			2,333,674

American Funds Insurance Series        53

Growth Fund

Common stocks (continued)		Shares	Value (000)
Energy	Concho Resources Inc.[1]	1,870,000	$280,911
7.37%	EOG Resources, Inc.	2,402,400	259,243
	Suncor Energy Inc.	4,588,116	168,450
	Noble Energy, Inc.	5,663,000	165,020
	Chevron Corp.	1,200,000	150,228
	Other securities		818,012

			1,841,864

Industrials	Boeing Co.	1,035,000	305,232
6.62%	MTU Aero Engines AG2	941,034	168,310
	Other securities		1,180,463

			1,654,005

Consumer staples	Constellation Brands, Inc., Class A	815,000	186,285
2.26%	Kerry Group PLC, Class A2	1,300,000	145,792
	Other securities		231,411

			563,488

Other 2.30%	Other securities		574,854

Miscellaneous 2.53%	Other common stocks in initial period of acquisition		632,462

	Total common stocks (cost: $13,998,793,000)		23,453,357

Convertible stocks 0.04%
Consumer discretionary 0.04%	Other securities		9,173

	Total convertible stocks (cost: $10,650,000)		9,173

Short-term securities 6.31%		Principal amount (000)
	Federal Home Loan Bank 1.10%-1.30% due 1/12/2018-2/28/2018	$ 477,100	476,535
	Procter & Gamble Co. 1.20%-1.30% due 1/2/2018-2/13/2018[3]	196,000	195,793
	U.S. Treasury Bills 1.17%-1.56% due 2/1/2018-11/8/2018	253,200	252,016
	Other securities		652,388

	Total short-term securities (cost: $1,576,948,000)		1,576,732

	Total investment securities 100.22% (cost: $15,586,391,000)		25,039,262
	Other assets less liabilities (0.22)%		(53,804)

	Net assets 100.00%		$24,985,458

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $9,173,000, an aggregate cost of $10,650,000, and which represented .04% of the net assets of the fund) was acquired on 5/22/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

54        American Funds Insurance Series

Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $1,648,959,000, which represented 6.60% of the net assets of the fund. This amount includes $1,614,318,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $720,144,000, which represented 2.88% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series        55

International Fund

Summary investment portfolio December 31, 2017

Common stocks 90.84%		Shares	Value (000)
Financials	AIA Group Ltd.[1]	40,078,700	$341,804
17.81%	HDFC Bank Ltd.[1]	8,416,569	248,893
	HDFC Bank Ltd. (ADR)	130,800	13,298
	Prudential PLC[1]	5,142,265	132,208
	UniCredit SpA[1,2]	6,989,092	130,202
	Kotak Mahindra Bank Ltd.[1]	6,186,048	97,828
	Barclays PLC[1]	34,317,708	93,571
	Credit Suisse Group AG1	4,798,789	85,420
	BNP Paribas SA1	1,002,776	74,781
	Sberbank of Russia PJSC (ADR)[1]	4,290,850	72,627
	Axis Bank Ltd.[1,3,4]	8,530,055	68,289
	Other securities		379,123

			1,738,044

Information	Samsung Electronics Co., Ltd.[1]	128,338	304,909
technology	Tencent Holdings Ltd.[1]	4,644,687	240,107
12.06%	Alibaba Group Holding Ltd. (ADR)[2]	1,361,800	234,815
	ASML Holding NV1	628,834	109,095
	Other securities		287,922

			1,176,848

Consumer	Galaxy Entertainment Group Ltd.[1]	16,681,000	133,389
discretionary	Techtronic Industries Co. Ltd.[1]	15,689,500	102,262
11.34%	Kering SA1	208,638	98,357
	Hyundai Motor Co.[1]	672,100	97,915
	Naspers Ltd., Class N1	334,100	93,090
	Altice NV, Class A1,2	7,541,269	78,890
	Other securities		503,026

			1,106,929

Health care	Novartis AG1	1,967,000	166,294
9.80%	Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	3,304,730	75,819
	Grifols, SA, Class A, non-registered shares[1]	881,000	25,761
	Grifols, SA, Class B (ADR)	793,690	18,191
	Takeda Pharmaceutical Co. Ltd.[1]	1,704,000	96,475
	Sysmex Corp.[1]	1,055,000	83,074
	Fresenius SE & Co. KGaA[1]	1,040,000	80,975
	Teva Pharmaceutical Industries Ltd. (ADR)	4,217,300	79,918
	Other securities		329,344

			955,851

Industrials	Airbus SE, non-registered shares[1]	2,926,849	290,653
9.17%	Komatsu Ltd.[1]	3,339,000	120,950
	Rolls-Royce Holdings PLC[1,2]	10,478,900	119,259
	Nidec Corp.[1]	503,200	70,636
	Other securities		292,827

			894,325

Consumer staples	Pernod Ricard SA1	717,437	113,564
8.15%	Nestlé SA1	1,317,700	113,233
	AMOREPACIFIC Corp.[1]	349,892	99,376
	British American Tobacco PLC[1]	1,401,000	94,554
	Associated British Foods PLC[1]	2,250,488	85,555
	Treasury Wine Estates Ltd.[1]	6,529,100	81,210
	Other securities		207,476

			794,968

56        American Funds Insurance Series

International Fund

Common stocks		Shares	Value (000)
Materials	Asahi Kasei Corp.[1]	7,293,000	$93,949
5.72%	Nitto Denko Corp.[1]	893,000	79,374
	First Quantum Minerals Ltd.	5,407,000	75,750
	Vale SA, ordinary nominative (ADR)	6,023,339	73,665
	Vale SA, ordinary nominative	102,481	1,244
	Other securities		233,697

			557,679

Utilities	Power Grid Corp. of India Ltd.[1]	33,878,213	106,142
5.28%	Ørsted AS1	1,580,324	86,097
	ENN Energy Holdings Ltd.[1]	10,716,000	76,029
	Other securities		247,089

			515,357

Energy	Royal Dutch Shell PLC, Class B1	3,359,624	113,310
4.71%	Royal Dutch Shell PLC, Class A1	2,219,608	74,305
	Other securities		272,062

			459,677

Telecommunication	Nippon Telegraph and Telephone Corp.[1]	2,323,000	109,310
services	SoftBank Group Corp.[1]	911,900	72,043
2.50%	Other securities		62,916

			244,269

Real estate	CK Asset Holdings Ltd.[1]	12,918,528	112,920
1.95%	Other securities		77,784

			190,704

Miscellaneous 2.35%	Other common stocks in initial period of acquisition		229,314

	Total common stocks (cost: $6,662,362,000)		8,863,965

Rights & warrants 0.07%
Miscellaneous 0.07%	Other rights & warrants in initial period of acquisition		6,390

	Total rights & warrants (cost: $5,434,000)		6,390

Bonds, notes & other debt instruments 0.73%		Principal amount (000)
Corporate bonds & notes 0.40%
Materials	First Quantum Minerals Ltd. 7.00%-7.25% 2021-2022[4]	$29,445	30,965
0.39%	Other securities		7,014

			37,979

Energy 0.01%	Other securities		991

	Total corporate bonds & notes		38,970

U.S. Treasury bonds & notes 0.20%
U.S. Treasury 0.20%	Other securities		19,983

American Funds Insurance Series        57

International Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.13%
Other securities		$12,485

Total bonds, notes & other debt instruments (cost: $60,483,000)		71,438

Short-term securities 8.34%
BNP Paribas Finance Inc. 1.72% due 2/22/2018[4]	$ 50,000	49,875
Federal Home Loan Bank 1.19%-1.29% due 1/9/2018-2/9/2018	170,000	169,813
Toronto-Dominion Bank 1.45% due 3/16/2018[4]	71,200	70,941
Other securities		523,191

Total short-term securities (cost: $813,936,000)		813,820

Total investment securities 99.98% (cost: $7,542,215,000)		9,755,613
Other assets less liabilities 0.02%		2,209

Net assets 100.00%		$9,757,822

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts
Contract amount				Unrealized depreciation at 12/31/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD26,911	INR1,744,071	Bank of America, N.A.	1/16/2018	$(355)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $7,999,131,000, which represented 81.98% of the net assets of the fund. This amount includes $7,669,394,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

4Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $604,006,000, which represented 6.19% of the net assets of the fund.

Private placement security	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017-12/18/2017	$60,701	$68,289	.70%

Key to abbreviations and symbol

ADR = American Depositary Receipts

INR = Indian rupees

USD/$ = U.S. dollars

See Notes to Financial Statements

58        American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2017

Common stocks 91.02%		Shares	Value (000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,887,000	$75,972
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	700,000	27,755
25.59%	United Microelectronics Corp.[1]	207,154,634	98,512
	Alphabet Inc., Class C2	73,700	77,120
	Alphabet Inc., Class A2	16,900	17,802
	Murata Manufacturing Co., Ltd.[1]	584,000	78,054
	Baidu, Inc., Class A (ADR)[2]	332,600	77,898
	Samsung Electronics Co., Ltd.[1]	18,500	43,953
	Samsung Electronics Co., Ltd., nonvoting preferred[1]	7,750	15,108
	Intel Corp.	1,279,460	59,060
	Alibaba Group Holding Ltd. (ADR)[2]	336,537	58,029
	Broadcom Ltd.	159,750	41,040
	Microsoft Corp.	369,000	31,564
	Renesas Electronics Corp.[1,2]	2,461,800	28,496
	AAC Technologies Holdings Inc.[1]	1,316,563	23,415
	TravelSky Technology Ltd., Class H1	7,580,456	22,717
	Other securities		127,658

			904,153

Financials	HDFC Bank Ltd.[1]	1,964,100	58,082
11.18%	HDFC Bank Ltd. (ADR)	208,400	21,188
	Grupo Financiero Galicia SA, Class B (ADR)	1,123,355	73,973
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	7,928,300	54,447
	AIA Group Ltd.[1]	4,611,600	39,329
	Sberbank of Russia PJSC (ADR)[1]	1,150,000	19,465
	Sberbank of Russia PJSC (ADR)	682,500	11,623
	Industrial and Commercial Bank of China Ltd., Class H1	27,600,000	22,133
	Other securities		94,647

			394,887

Consumer	Maruti Suzuki India Ltd.[1]	244,640	37,232
discretionary	Kroton Educacional SA, ordinary nominative	6,457,000	35,817
9.02%	Sony Corp.[1]	700,000	31,443
	Naspers Ltd., Class N1	111,519	31,073
	MakeMyTrip Ltd., non-registered shares[2]	871,500	26,014
	Other securities		157,138

			318,717

Energy	Reliance Industries Ltd.[1]	13,230,790	190,875
8.62%	Royal Dutch Shell PLC, Class B1	1,050,000	35,413
	Royal Dutch Shell PLC, Class A1	21,628	724
	Other securities		77,508

			304,520

Consumer staples	British American Tobacco PLC[1]	1,494,000	100,831
8.07%	CP ALL PCL[1]	17,121,500	40,421
	Nestlé SA1	312,196	26,828
	Lenta Ltd. (GDR)[1,2]	4,126,200	24,008
	Lenta Ltd. (GDR)[1,2,3]	244,500	1,423
	Foshan Haitian Flavouring and Food Co. Ltd., Class A1	2,250,000	18,584
	Other securities		73,058

			285,153

American Funds Insurance Series        59

New World Fund

Common stocks (continued)		Shares	Value (000)
Materials	Randgold Resources Ltd.[1]	529,600	$52,539
7.77%	Vale SA, ordinary nominative	4,093,786	49,687
	First Quantum Minerals Ltd.	2,580,100	36,146
	En+ Group PLC (GDR)[1,3]	1,886,800	26,038
	Glencore PLC[1]	4,840,000	25,465
	Klabin SA, units	4,219,400	22,387
	Other securities		62,187

			274,449

Industrials	Airbus SE, non-registered shares[1]	612,229	60,798
6.22%	Eicher Motors Ltd.[1]	118,200	56,103
	Grupo Aeroportuario del Sureste, SA de CV, Series B	1,315,200	23,951
	Other securities		78,759

			219,611

Health care	Hypermarcas SA, ordinary nominative	4,168,700	45,242
4.44%	CSL Ltd.[1]	268,500	29,552
	Other securities		82,021

			156,815

Telecommunication	SoftBank Group Corp.[1]	738,000	58,304
services	Other securities		29,559

2.49%			87,863

Utilities	Infraestructura Energética Nova, SAB de CV	6,831,495	33,510
1.88%	Other securities		32,956

			66,466

Real estate	American Tower Corp. REIT	236,800	33,784
1.08%	Other securities		4,281

			38,065

Miscellaneous	Other common stocks in initial period of acquisition		164,831

4.66%	Total common stocks (cost: $2,398,030,000)		3,215,530

Preferred securities 0.04%
Miscellaneous	Meituan Corp., Series C, 8.00% noncumulative[1,2,4]	239,754	1,340

0.04%	Total preferred securities (cost: $1,340,000)		1,340

Rights & warrants 1.78%
Consumer staples	Hypermarcas SA, ordinary nominative[1,3]	5,330,000	44,024
1.58%	Other securities		11,891

			55,915

Consumer	Other securities		6,895

discretionary	Total rights & warrants (cost: $40,814,000)		62,810

0.20%

60        American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments 2.75%		Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 2.27%
	Other securities		$80,078

Corporate bonds & notes 0.45%
Materials	Vale SA 6.25% 2026	$405	470

0.01%

Other	Other securities		15,552

0.44%

U.S. Treasury bonds & notes 0.03%
U.S. Treasury	Other securities		999

0.03%	Total bonds, notes & other debt instruments (cost: $93,990,000)		97,099

Short-term securities 4.85%
	Bank of Montreal 1.70% due 3/15/2018	25,000	25,002
	Federal Home Loan Bank 1.25%-1.31% due 2/5/2018-3/28/2018	76,900	76,758
	Liberty Street Funding Corp. 1.78% due 3/21/2018[3]	25,000	24,901
	Other securities		44,711

	Total short-term securities (cost: $171,305,000)		171,372

	Total investment securities 100.44% (cost: $2,705,479,000)		3,548,151
	Other assets less liabilities (0.44)%		(15,438)

	Net assets 100.00%		$3,532,713

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series        61

New World Fund

Forward currency contracts
Contract amount				Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD116	MXN2,100	JPMorgan Chase	1/4/2018	$9
USD910	BRL3,000	JPMorgan Chase	1/5/2018	6
USD4,477	INR289,525	JPMorgan Chase	1/5/2018	(55)
USD1,426	BRL4,600	JPMorgan Chase	1/11/2018	42
USD514	BRL1,700	JPMorgan Chase	1/16/2018	3
USD687	INR44,350	Citibank	1/16/2018	(7)
USD1,224	ZAR16,605	Goldman Sachs	1/17/2018	(115)
USD314	EUR265	HSBC Bank	1/18/2018	(4)
USD450	TRY1,775	Bank of America, N.A.	1/18/2018	(15)
USD1,452	ZAR19,250	Barclays Bank PLC	1/24/2018	(97)
USD1,369	JPY153,000	Bank of America, N.A.	2/15/2018	8
USD562	JPY63,000	UBS AG	2/23/2018	1
USD633	EUR530	HSBC Bank	2/23/2018	(5)
USD1,807	INR120,000	Citibank	3/26/2018	(52)
USD151	EUR125	Bank of America, N.A.	12/13/2018	(2)
USD1,828	EUR1,520	Bank of America, N.A.	12/13/2018	(40)

				$(323)

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $2,022,785,000, which represented 57.26% of the net assets of the fund. This amount includes $1,899,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $160,176,000, which represented 4.53% of the net assets of the fund.

4Value determined using significant unobservable inputs.

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

EUR = Euros

GDR = Global Depositary Receipts

INR = Indian rupees

JPY = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

62        American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2017

Common stocks 96.25%		Shares	Value (000)
Health care	AbbVie Inc.	6,761,500	$653,905
19.17%	Amgen Inc.	2,366,500	411,534
	Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	205,300
	Abbott Laboratories	2,945,000	168,071
	Gilead Sciences, Inc.	1,808,012	129,526
	Medtronic PLC	900,000	72,675
	Bristol-Myers Squibb Co.	1,125,000	68,940
	Other securities		87,621

			1,797,572

Financials	JPMorgan Chase & Co.	3,884,900	415,451
13.44%	Wells Fargo & Co.	6,013,000	364,809
	Prudential Financial, Inc.	2,649,000	304,582
	American International Group, Inc.	1,506,300	89,745
	Other securities		85,952

			1,260,539

Information	Intel Corp.	8,432,200	389,230
technology	Texas Instruments Inc.	2,630,000	274,677
11.95%	Microsoft Corp.	2,184,000	186,819
	Apple Inc.	694,180	117,476
	Western Union Co.	5,375,000	102,179
	Other securities		50,629

			1,121,010

Industrials	CSX Corp.	4,616,500	253,954
11.36%	General Electric Co.	10,209,000	178,147
	General Dynamics Corp.	861,000	175,170
	Illinois Tool Works Inc.	650,000	108,453
	Union Pacific Corp.	750,000	100,575
	Boeing Co.	329,000	97,025
	Rockwell Automation	450,000	88,358
	United Technologies Corp.	500,000	63,785

			1,065,467

Consumer staples	Altria Group, Inc.	2,754,000	196,663
10.68%	Kimberly-Clark Corp.	1,395,800	168,417
	Kellogg Co.	2,152,800	146,347
	Philip Morris International Inc.	1,250,000	132,063
	Mondelez International, Inc.	1,580,000	67,624
	Kraft Heinz Co.	776,666	60,394
	Other securities		229,727

			1,001,235

Telecommunication	Verizon Communications Inc.	9,609,171	508,614
services	AT&T Inc.	4,181,000	162,557
8.47%	CenturyLink, Inc.	7,398,800	123,412

			794,583

Energy	Canadian Natural Resources, Ltd.	6,284,000	224,464
7.82%	Exxon Mobil Corp.	2,054,000	171,797
	EOG Resources, Inc.	1,555,000	167,800
	Halliburton Co.	2,419,700	118,251
	Other securities		51,217

			733,529

American Funds Insurance Series        63

Blue Chip Income and Growth Fund

Common stocks (continued)		Shares	Value (000)
Consumer	Twenty-First Century Fox, Inc., Class A	3,955,900	$136,597
discretionary	Marriott International, Inc., Class A	671,000	91,075
5.55%	McDonald’s Corp.	500,000	86,060
	General Motors Co.	2,000,000	81,980
	Viacom Inc., Class B	2,112,850	65,097
	Royal Caribbean Cruises Ltd.	500,000	59,640

			520,449

Materials	Freeport-McMoRan Inc.[1]	6,163,000	116,851
2.77%	Other securities		142,876

			259,727

Other 1.19%	Other securities		112,331

Miscellaneous 3.85%	Other common stocks in initial period of acquisition		361,132

	Total common stocks (cost: $6,732,682,000)		9,027,574

Short-term securities 3.72%		Principal amount (000)
	Cisco Systems, Inc. 1.23%-1.60% due 1/10/2018-3/6/2018[2]	$104,400	104,238
	Federal Home Loan Bank 1.09%-1.24% due 1/10/2018-1/26/2018	75,800	75,772
	General Electric Co. 1.42% due 1/2/2018	21,200	21,197
	Microsoft Corp. 1.41% due 2/14/2018[2]	25,300	25,252
	Other securities		122,735

	Total short-term securities (cost: $349,269,000)		349,194

	Total investment securities 99.97% (cost: $7,081,951,000)		9,376,768
	Other assets less liabilities 0.03%		3,081

	Net assets 100.00%		$9,379,849

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Security did not produce income during the last 12 months.

2Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $166,417,000, which represented 1.77% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

64        American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2017

Common stocks 93.68%		Shares	Value (000)

Information	Nintendo Co., Ltd.[1]	249,000	$90,649
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,226,800	70,899
23.74%	Microsoft Corp.	807,000	69,031
	Broadcom Ltd.	137,000	35,195
	United Microelectronics Corp.[1]	68,320,000	32,489
	AAC Technologies Holdings Inc.[1]	1,503,500	26,739
	Murata Manufacturing Co., Ltd.[1]	190,000	25,395
	Facebook, Inc., Class A2	120,000	21,175
	Apple Inc.	118,000	19,969
	TE Connectivity Ltd.	200,000	19,008
	Alibaba Group Holding Ltd. (ADR)[2]	104,000	17,933
	TEMENOS Group AG (Switzerland)[1]	128,000	16,381
	Alphabet Inc., Class C2	9,000	9,418
	Alphabet Inc., Class A2	6,000	6,320
	MediaTek Inc.[1]	1,465,000	14,442
	Other securities		24,047

			499,090

Financials	Prudential PLC[1]	765,000	19,668
10.79%	Wells Fargo & Co.	272,000	16,502
	Blackstone Group LP	453,250	14,513
	Other securities		176,199

			226,882

Industrials	Airbus SE, non-registered shares[1]	503,000	49,951
10.63%	Grupo Aeroportuario del Pacífico SAB de CV	2,930,000	30,114
	Lockheed Martin Corp.	82,300	26,422
	Boeing Co.	87,000	25,657
	Deutsche Post AG1	523,000	24,845
	Aeroflot - Russian Airlines PJSC[1]	6,632,000	15,914
	Ryanair Holdings PLC (ADR)[2]	141,375	14,730
	Other securities		35,956

			223,589

Consumer staples	British American Tobacco PLC[1]	1,285,000	86,725
8.80%	Nestlé SA1	558,700	48,010
	Other securities		50,309

			185,044

Consumer	Home Depot, Inc.	122,000	23,123
discretionary	Vivendi SA1	715,200	19,232
8.45%	Amazon.com, Inc.[2]	16,000	18,711
	Sony Corp.[1]	375,000	16,845
	Nitori Holdings Co., Ltd.[1]	105,000	14,972
	Other securities		84,714

			177,597

Health care	UnitedHealth Group Inc.	215,100	47,421
7.15%	Centene Corp.[2]	212,000	21,387
	Hypermarcas SA, ordinary nominative	1,662,000	18,037
	Other securities		63,489

			150,334

American Funds Insurance Series        65

Global Growth and Income Fund

Common stocks (continued)		Shares	Value (000)

Energy	Reliance Industries Ltd.[1]	2,915,148	$42,056
6.18%	BP PLC[1]	4,570,206	32,231
	Royal Dutch Shell PLC, Class B (ADR)	242,000	16,526
	Royal Dutch Shell PLC, Class B1	325,000	10,961
	Royal Dutch Shell PLC, Class A (ADR)	7,395	494
	Coal India Ltd.[1]	4,310,000	17,756
	Other securities		9,987

			130,011

Materials	Century Aluminum Co.[2]	1,650,000	32,406
5.87%	Randgold Resources Ltd.[1]	271,100	26,895
	James Hardie Industries PLC (CDI)[1]	850,000	14,963
	Other securities		49,157

			123,421

Real estate	Gaming and Leisure Properties, Inc. REIT	604,000	22,348
3.48%	MGM Growth Properties LLC REIT, Class A	676,200	19,711
	Other securities		31,028

			73,087

Utilities	Ørsted AS1	491,552	26,780
2.24%	Other securities		20,311

			47,091

Telecommunication	Verizon Communications Inc.	415,000	21,966
services 1.74%	Other securities		14,635

			36,601

Miscellaneous	Other common stocks in initial period of acquisition		96,833

4.61%	Total common stocks (cost: $1,460,247,000)		1,969,580

Convertible bonds 0.31%		Principal amount (000)

Miscellaneous	Other convertible bonds in initial period of acquisition		6,622

0.31%	Total convertible bonds (cost: $6,003,000)		6,622

Bonds, notes & other debt instruments 2.00%
Corporate bonds & notes 1.95%

Telecommunication	Sprint Corp. 7.25% 2021	$33,000	35,021

services 1.67%

Health care	Other securities		5,975

0.28%
U.S. Treasury bonds & notes 0.05%

U.S. Treasury	Other securities		999

0.05%	Total bonds, notes & other debt instruments (cost: $38,839,000)		41,995

66        American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 4.19%	Principal amount (000)	Value (000)

Caisse d’Amortissement de la Dette Sociale 1.35% due 1/4/2018[3]	$15,000	$14,997
Canadian Imperial Holdings Inc. 1.52% due 3/8/2018	25,000	24,926
Federal Home Loan Bank 1.28% due 2/5/2018	34,700	34,660
Other securities		13,546

Total short-term securities (cost: $88,134,000)		88,129

Total investment securities 100.18% (cost: $1,593,223,000)		2,106,326
Other assets less liabilities (0.18)%		(3,880)

Net assets 100.00%		$2,102,446

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $1,083,748,000, which represented 51.55% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $18,995,000, which represented .90% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

See Notes to Financial Statements

American Funds Insurance Series        67

Growth-Income Fund

Summary investment portfolio December 31, 2017

Common stocks 94.11%		Shares	Value (000)
Information	Microsoft Corp.	8,905,427	$761,770
technology	Alphabet Inc., Class A1	373,700	393,655
16.93%	Alphabet Inc., Class C1	309,284	323,635
	Texas Instruments Inc.	4,723,259	493,297
	Broadcom Ltd.	1,715,390	440,684
	Intel Corp.	9,418,000	434,735
	Apple Inc.	1,793,300	303,480
	Accenture PLC, Class A	1,654,500	253,287
	QUALCOMM Inc.	3,519,175	225,298
	Other securities		1,566,268

			5,196,109

Consumer	Amazon.com, Inc.[1]	1,044,100	1,221,044
discretionary	Netflix, Inc.[1]	3,533,077	678,209
16.28%	Twenty-First Century Fox, Inc., Class A	8,541,000	294,921
	Twenty-First Century Fox, Inc., Class B	595,000	20,301
	Comcast Corp., Class A	6,346,200	254,165
	Home Depot, Inc.	1,243,000	235,586
	NIKE, Inc., Class B	2,954,200	184,785
	Other securities		2,107,272

			4,996,283

Health care	AbbVie Inc.	8,376,600	810,101
14.86%	Amgen Inc.	2,761,983	480,309
	UnitedHealth Group Inc.	1,513,596	333,687
	Stryker Corp.	2,006,441	310,677
	Gilead Sciences, Inc.	4,284,100	306,913
	Express Scripts Holding Co.[1]	3,627,500	270,757
	Humana Inc.	938,500	232,814
	Abbott Laboratories	3,808,000	217,323
	Merck & Co., Inc.	3,714,380	209,008
	Illumina, Inc.[1]	867,550	189,551
	Other securities		1,198,546

			4,559,686

Financials	JPMorgan Chase & Co.	4,639,300	496,127
10.94%	Wells Fargo & Co.	4,306,000	261,245
	Bank of New York Mellon Corp.	4,599,400	247,724
	Intercontinental Exchange, Inc.	2,541,065	179,298
	Other securities		2,172,144

			3,356,538

Industrials	CSX Corp.	5,387,000	296,339
9.48%	BWX Technologies, Inc.	4,772,174	288,669
	General Dynamics Corp.	1,342,100	273,050
	Airbus SE, non-registered shares[2]	2,117,764	210,306
	Textron Inc.	3,456,100	195,581
	Union Pacific Corp.	1,404,933	188,402
	General Electric Co.	10,538,000	183,888
	Other securities		1,274,657

			2,910,892

68        American Funds Insurance Series

Growth-Income Fund

Common stocks		Shares	Value (000)
Consumer staples	British American Tobacco PLC[2]	3,746,100	$252,826
7.51%	British American Tobacco PLC (ADR)	494,440	33,122
	Philip Morris International Inc.	2,702,430	285,512
	Coca-Cola Co.	5,964,900	273,670
	Other securities		1,459,289

			2,304,419

Energy	TOTAL SA2	4,561,625	251,689
6.38%	EOG Resources, Inc.	2,277,300	245,743
	Chevron Corp.	1,646,900	206,175
	Other securities		1,254,386

			1,957,993

Materials	Celanese Corp., Series A	2,573,233	275,542
4.46%	Vale SA, ordinary nominative (ADR)	17,367,884	212,409
	Vale SA, ordinary nominative	4,147,848	50,343
	DowDuPont Inc.	3,554,100	253,123
	Freeport-McMoRan Inc.[1]	9,055,000	171,683
	Other securities		405,702

			1,368,802

Telecommunication	Verizon Communications Inc.	10,912,400	577,593
services	Other securities		23,231

1.96%			600,824

Real estate	Other securities		535,421

1.74%

Utilities	Sempra Energy	1,824,600	195,086
0.82%	Other securities		56,171

			251,257

Mutual funds	Other securities		55,129

0.18%

Miscellaneous	Other common stocks in initial period of acquisition		789,777

2.57%	Total common stocks (cost: $20,214,067,000)		28,883,130

Convertible stocks 0.04%
Financials	Other securities		5,450

0.02%

Miscellaneous	Other convertible stocks in initial period of acquisition		6,192

0.02%	Total convertible stocks (cost: $11,900,000)		11,642

Convertible bonds 0.35%		Principal amount (000)
Other	Other securities		107,354

0.35%	Total convertible bonds (cost: $71,028,000)		107,354

American Funds Insurance Series        69

Growth-Income Fund

Bonds, notes & other debt instruments 0.18%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.18%
U.S. Treasury	Other securities		$56,489

0.18%	Total bonds, notes & other debt instruments (cost: $60,201,000)		56,489

Short-term securities 5.38%
	Apple Inc. 1.50% due 2/20/2018[3]	$50,000	49,892
	Chariot Funding, LLC 1.45%–1.50% due 3/14/2018–3/19/2018[3]	48,000	47,822
	Coca-Cola Co. 1.26% due 1/31/2018[3]	50,000	49,932
	Federal Home Loan Bank 1.12%–1.31% due 1/3/2018–3/2/2018	323,700	323,272
	Freddie Mac 1.08%–1.28% due 1/26/2018–4/6/2018	223,948	223,415
	Microsoft Corp. 1.30% due 1/23/2018[3]	59,300	59,241
	Other securities		897,684

	Total short-term securities (cost: $1,651,541,000)		1,651,258

	Total investment securities 100.06% (cost: $22,008,737,000)		30,709,873
	Other assets less liabilities (0.06)%		(17,511)

	Net assets 100.00%		$30,692,362

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $5,450,000, an aggregate cost of $6,000,000, and which represented .02% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $2,958,273,000, which represented 9.64% of the net assets of the fund. This amount includes $2,749,134,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $1,049,318,000, which represented 3.42% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

70        American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2017	unaudited

Common stocks 90.99%		Shares	Value (000)
Financials	HDFC Bank Ltd.[1]	1,228,800	$36,338
22.93%	Banco Santander, SA1	4,488,061	29,430
	Zurich Insurance Group AG1	92,200	28,041
	KB Financial Group Inc.[1]	356,500	21,078
	Intesa Sanpaolo SpA[1]	5,900,000	19,568
	Sberbank of Russia PJSC (ADR)[1]	1,141,660	19,324
	Prudential PLC[1]	738,000	18,974
	St. James’s Place PLC[1]	1,048,000	17,323
	UniCredit SpA[1,2]	914,400	17,035
	AIA Group Ltd.[1]	1,833,000	15,632
	Sumitomo Mitsui Financial Group, Inc.[1]	308,000	13,302
	Itaú Unibanco Holding SA, preferred nominative (ADR)	991,300	12,887
	Sampo Oyj, Class A1	203,000	11,152
	Lloyds Banking Group PLC[1]	11,968,000	10,959
	Other securities		64,168

			335,211

Consumer	British American Tobacco PLC[1]	437,600	29,534
staples	Pernod Ricard SA1	128,650	20,364
9.11%	Philip Morris International Inc.	153,475	16,215
	Imperial Brands PLC[1]	316,016	13,505
	Other securities		53,616

			133,234

Industrials	Shanghai International Airport Co., Ltd., Class A1	5,134,562	35,457
8.38%	Airbus SE, non-registered shares[1]	253,960	25,220
	ASSA ABLOY AB, Class B1	681,100	14,133
	Other securities		47,672

			122,482

Utilities	Ørsted AS1	497,000	27,077
8.02%	EDP - Energias de Portugal, SA1	6,947,820	24,049
	Korea Electric Power Corp.[1]	346,800	12,358
	Power Assets Holdings Ltd.[1]	1,313,000	11,081
	CK Infrastructure Holdings Ltd.[1]	1,282,000	11,006
	Other securities		31,740

			117,311

Information	Samsung Electronics Co., Ltd.[1]	14,996	35,628
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	3,840,000	29,507
7.86%	ASML Holding NV1	68,600	11,901
	Flex Ltd.[2]	647,500	11,648
	Other securities		26,180

			114,864

Health care	Novartis AG1	341,145	28,841
7.72%	Hikma Pharmaceuticals PLC[1]	1,317,700	20,164
	Fresenius SE & Co. KGaA[1]	165,000	12,847
	Teva Pharmaceutical Industries Ltd. (ADR)	662,000	12,545
	Daiichi Sankyo Co., Ltd.[1]	451,900	11,770
	Other securities		26,718

			112,885

American Funds Insurance Series        71

International Growth and Income Fund

Common stocks (continued)		Shares	Value (000)
Consumer	Toyota Motor Corp.[1]	226,000	$14,472
discretionary	LVMH Moët Hennessy-Louis Vuitton SE1	48,000	14,100
7.36%	Naspers Ltd., Class N1	41,000	11,424
	Other securities		67,608

			107,604

Real estate	CK Asset Holdings Ltd.[1]	3,833,348	33,507
6.09%	Sun Hung Kai Properties Ltd.[1]	1,760,000	29,318
	Daito Trust Construction Co., Ltd.[1]	95,500	19,453
	Other securities		6,799

			89,077

Energy	Royal Dutch Shell PLC, Class A1	1,780,359	59,601
5.53%	TOTAL SA1	297,739	16,428
	Other securities		4,763

			80,792

Materials	Rio Tinto PLC[1]	475,800	25,111
5.03%	Yara International ASA[1]	343,000	15,700
	Other securities		32,641

			73,452

Telecommunication	BT Group PLC[1]	5,623,761	20,591
services	Nippon Telegraph and Telephone Corp.[1]	409,800	19,283
2.96%	Other securities		3,419

			43,293

	Total common stocks (cost: $1,140,729,000)		1,330,205

Bonds, notes & other debt instruments 2.52%		Principal amount (000)
Corporate bonds & notes 1.26%
Other	Other securities		18,499

1.26%	Total corporate bonds & notes		18,499

Bonds & notes of governments & government agencies outside the U.S. 1.23%
	Other securities		17,993

U.S. Treasury bonds & notes 0.03%
U.S. Treasury	U.S. Treasury 0.875% 2018	$420	419

0.03%	Total bonds, notes & other debt instruments (cost: $33,615,000)		36,911

72        American Funds Insurance Series

International Growth and Income Fund

Short-term securities 6.39%	Principal amount (000)	Value (000)

Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.53% due 1/18/2018	$21,000	$20,982
U.S. Treasury Bills 1.50% due 6/28/2018	26,300	26,105
United Parcel Service Inc. 1.62% due 3/19/2018[3]	20,000	19,933
Victory Receivables Corp. 1.43% due 1/16/2018[3]	20,900	20,884
Other securities		5,493

Total short-term securities (cost: $93,402,000)		93,397

Total investment securities 99.90% (cost: $1,267,746,000)		1,460,513
Other assets less liabilities 0.10%		1,454

Net assets 100.00%		$1,461,967

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $4,549,000, an aggregate cost of $4,634,000, and which represented .31% of the net assets of the fund) was acquired on 12/18/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,“ was $1,229,130,000, which represented 84.07% of the net assets of the fund. This amount includes $1,188,243,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $61,360,000, which represented 4.20% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series        73

Capital Income Builder

Summary investment portfolio December 31, 2017

Common stocks 68.87%		Shares	Value (000)
Energy	Occidental Petroleum Corp.	146,900	$10,820
10.19%	Schlumberger Ltd.	119,800	8,073
	Royal Dutch Shell PLC, Class B1	213,240	7,192
	Royal Dutch Shell PLC, Class B (ADR)	8,500	581
	Royal Dutch Shell PLC, Class A1	101	3
	Enbridge Inc. (CAD denominated)	174,970	6,843
	Enbridge Inc. (CAD denominated)[1,2]	12,969	497
	Williams Companies, Inc.	215,800	6,580
	Kinder Morgan, Inc.	359,000	6,487
	Inter Pipeline Ltd.	260,000	5,384
	Helmerich & Payne, Inc.	76,300	4,932
	Other securities		3,170

			60,562

Financials	Wells Fargo & Co.	124,600	7,559
10.13%	CME Group Inc., Class A	39,416	5,757
	Sampo Oyj, Class A1	95,858	5,266
	Zurich Insurance Group AG1	16,306	4,959
	Other securities		36,663

			60,204

Consumer staples	Diageo PLC[1]	259,500	9,497
8.82%	Philip Morris International Inc.	86,020	9,088
	Coca-Cola Co.	129,500	5,942
	British American Tobacco PLC[1]	79,700	5,379
	Imperial Brands PLC[1]	123,800	5,291
	Other securities		17,225

			52,422

Information	Microsoft Corp.	132,120	11,302
technology	QUALCOMM Inc.	172,400	11,037
8.46%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,005,800	7,729
	Intel Corp.	151,900	7,012
	Other securities		13,193

			50,273

Consumer	Las Vegas Sands Corp.	176,600	12,272
discretionary	Greene King PLC[1]	948,000	7,101
6.27%	Sands China Ltd.[1]	944,000	4,859
	Other securities		13,041

			37,273

Telecommunication	Vodafone Group PLC[1]	4,255,100	13,442
services	HKT Trust and HKT Ltd., units[1]	4,775,340	6,090
5.93%	Koninklijke KPN NV1	1,553,475	5,420
	Other securities		10,311

			35,263

Real estate	Crown Castle International Corp. REIT	76,900	8,537
4.88%	Link REIT[1]	690,500	6,398
	Digital Realty Trust, Inc. REIT	51,200	5,832
	Other securities		8,255

			29,022

74        American Funds Insurance Series

Capital Income Builder

Common stocks		Shares	Value (000)
Utilities	SSE PLC[1]	397,689	$7,085
4.44%	PG&E Corp.	115,756	5,189
	Other securities		14,125

			26,399

Health care	AstraZeneca PLC (ADR)	113,500	3,939
3.93%	AstraZeneca PLC[1]	39,300	2,697
	Roche Holding AG, non-registered shares, nonvoting[1]	23,575	5,963
	Other securities		10,752

			23,351

Industrials	Airbus SE, non-registered shares[1]	82,392	8,182
3.54%	Boeing Co.	17,600	5,190
	Other securities		7,680

			21,052

Materials	DowDuPont Inc.	84,800	6,040
2.06%	Other securities		6,231

			12,271

Miscellaneous	Other common stocks in initial period of acquisition		1,290

0.22%	Total common stocks (cost: $377,538,000)		409,382

Convertible stocks 2.52%
Real estate	American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	100,400	12,625
2.52%	Crown Castle International Corp., Series A, 7.00% convertible preferred 2020	2,231	2,342

			14,967

	Total convertible stocks (cost: $14,048,000)		14,967

Bonds, notes & other debt instruments 23.70%		Principal amount (000)
U.S. Treasury bonds & notes 14.63%
U.S. Treasury	U.S. Treasury 8.00% 2021	$5,500	6,704
13.42%	U.S. Treasury 8.125% 2021	8,200	9,933
	U.S. Treasury 1.625% 2022	6,050	5,901
	U.S. Treasury 1.75% 2022	5,015	4,925
	U.S. Treasury 1.875% 2022	9,000	8,879
	U.S. Treasury 2.00% 2022	15,000	14,872
	U.S. Treasury 2.00% 2025	9,400	9,175
	U.S. Treasury 0%-2.88% 2020-2047	24,078	19,350

			79,739

U.S. Treasury inflation-protected securities 1.21%	U.S. Treasury Inflation-Protected Securities 0.38%-0.63% 2025-2027[3]	7,202	7,206

	Total U.S. Treasury bonds & notes		86,945

American Funds Insurance Series        75

Capital Income Builder

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations 4.78%
Federal agency	Fannie Mae 4.00% 2047[4]	$13,899	$14,559
mortgage-backed	Fannie Mae 4.50% 2048[4,5]	6,270	6,664
obligations	Fannie Mae 4.00% 2046–2047[4]	2,043	2,140
4.70%	Other securities		4,609

			27,972

Other 0.08%	Other securities		461

	Total mortgage-backed obligations		28,433

Corporate bonds & notes 3.62%
Financials 1.19%	Wells Fargo & Co. 3.58%–4.60% 2021–2028	385	406
	Other securities		6,647

			7,053

Energy 0.52%	Kinder Morgan, Inc. 5.55% 2045	200	219
	Schlumberger BV 3.625% 2022[2]	200	206
	Other securities		2,653

			3,078

Consumer staples 0.35%	British American Tobacco PLC 3.557% 2027[2]	600	602
	Reynolds American Inc. 6.875% 2020	300	329
	Other securities		1,161

			2,092

Industrials 0.09%	General Electric Capital Corp. 5.50% 2020	150	160
	Other securities		395

			555

Information technology	Microsoft Corp. 4.00% 2021	500	525

0.09%

Other 1.38%	Other securities		8,211

	Total corporate bonds & notes		21,514

Asset-backed obligations 0.67%
	Other securities		3,981

	Total bonds, notes & other debt instruments (cost: $141,713,000)		140,873

Short-term securities 5.71%
	Cisco Systems, Inc. 1.23%–1.60% due 1/10/2018–3/6/2018[2]	13,100	13,081
	Federal Home Loan Bank 1.14% due 1/26/2018	8,500	8,493
	General Electric Co. 1.42% due 1/2/2018	12,400	12,398

	Total short-term securities (cost: $33,975,000)		33,972

	Total investment securities 100.80% (cost: $567,274,000)		599,194
	Other assets less liabilities (0.80)%		(4,737)

	Net assets 100.00%		$594,457

76        American Funds Insurance Series

Capital Income Builder

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $207,660,000, which represented 34.93% of the net assets of the fund. This amount includes $207,107,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $18,622,000, which represented 3.13% of the net assets of the fund.

3Index-linked bond whose principal amount moves with a government price index.

4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

5Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series        77

Asset Allocation Fund

Summary investment portfolio December 31, 2017

Common stocks 64.31%		Shares	Value (000)
Information	Microsoft Corp.	10,520,000	$899,881
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,001,000	594,790
17.88%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	8,600,000	66,083
	ASML Holding NV (New York registered)	2,502,100	434,915
	VeriSign, Inc.[2]	3,140,000	359,342
	Intel Corp.	6,945,000	320,581
	Broadcom Ltd.	1,245,000	319,840
	Facebook, Inc., Class A2	1,385,000	244,397
	Intuit Inc.	1,100,000	173,558
	Western Digital Corp.	2,100,000	167,013
	Other securities		1,008,412

			4,588,812

Health care	UnitedHealth Group Inc.	2,542,000	560,409
9.26%	Johnson & Johnson	2,850,000	398,202
	Aetna Inc.	1,600,000	288,624
	Humana Inc.	965,000	239,388
	Express Scripts Holding Co.[2]	3,100,000	231,384
	Other securities		659,219

			2,377,226

Financials	Chubb Ltd.	2,410,000	352,173
9.12%	JPMorgan Chase & Co.	2,600,000	278,044
	Arch Capital Group Ltd.[2]	2,632,000	238,907
	First Republic Bank	2,480,000	214,867
	Wells Fargo & Co.	3,406,400	206,666
	Bank of America Corp.	7,000,000	206,640
	Citigroup Inc.	2,750,000	204,628
	Other securities		638,415

			2,340,340

Consumer	Comcast Corp., Class A	9,350,000	374,467
discretionary	Home Depot, Inc.	1,500,000	284,295
6.76%	Newell Brands Inc.	7,168,500	221,507
	Amazon.com, Inc.[2]	160,225	187,378
	VF Corp.	2,250,000	166,500
	General Motors Co.	3,500,000	143,465
	Other securities		357,289

			1,734,901

Energy	Noble Energy, Inc.	10,500,000	305,970
5.61%	Weatherford International PLC[2,3]	56,000,000	233,520
	Royal Dutch Shell PLC, Class B (ADR)	2,412,000	164,716
	Chevron Corp.	1,279,750	160,212
	Suncor Energy Inc.	4,000,000	146,858
	Other securities		427,574

			1,438,850

Consumer staples	Nestlé SA1	2,908,230	249,910
4.47%	Nestlé SA (ADR)	900,000	77,373
	Philip Morris International Inc.	2,375,000	250,919
	Associated British Foods PLC[1]	4,600,000	174,876
	British American Tobacco PLC[1]	2,357,400	159,102
	Other securities		233,411

			1,145,591

78        American Funds Insurance Series

Asset Allocation Fund

Common stocks		Shares	Value (000)
Materials	DowDuPont Inc.	5,877,000	$ 418,560
3.59%	LyondellBasell Industries NV	2,200,000	242,704
	Other securities		260,758

			922,022

Industrials	Lockheed Martin Corp.	1,262,000	405,165
3.38%	Boeing Co.	1,239,000	365,393
	Other securities		95,622

			866,180

Real estate	Other securities		329,533
1.28%

Telecommunication	Other securities		99,225
services
0.39%

Miscellaneous 2.57%	Other common stocks in initial period of acquisition		660,297
	Total common stocks (cost: $11,282,199,000)		16,502,977

Convertible stocks 0.05%
Industrials 0.05%	Other securities		12,787

	Total convertible stocks (cost: $19,828,000)		12,787

Bonds, notes & other debt instruments 26.66%		Principal amount (000)
U.S. Treasury bonds & notes 11.42%
U.S. Treasury 9.31%	U.S. Treasury 1.50% 2019	$400,000	398,592
	U.S. Treasury 1.25% 2020[4]	318,117	313,985
	U.S. Treasury 2.875% 2046	147,158	150,997
	U.S. Treasury 0.63%-4.75% 2018-2047	1,531,262	1,524,916

			2,388,490

U.S. Treasury inflation-protected securities 2.11%	U.S. Treasury Inflation-Protected Security 0.625% 2024[5]	215,862	219,605
	U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	135,765	156,816
	U.S. Treasury Inflation-Protected Securities 0.13%-2.38% 2021-2047[5]	163,593	164,355
			540,776
	Total U.S. Treasury bonds & notes		2,929,266

Corporate bonds & notes 8.93%
Energy 1.77%	Noble Energy, Inc. 3.85%-4.95% 2028-2047	11,535	11,662
	Other securities		441,692

			453,354

Financials	ACE INA Holdings Inc. 2.30%-4.35% 2020-2045	6,905	7,082
1.37%	Citigroup Inc. 1.70%-3.20% 2018-2026	15,011	14,938
	JPMorgan Chase & Co. 2.55%-5.30% 2020-2049	12,277	12,517
	Other securities		316,261

			350,798

American Funds Insurance Series        79

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Health care 1.23%	Aetna Inc. 1.70% 2018	$855	$854
	Johnson & Johnson 2.25%–3.75% 2022–2047	6,785	6,861
	Other securities		307,172

			314,887

Consumer discretionary 0.79%	Comcast Corp. 1.63%–5.88% 2018–2036	9,285	8,908
	Home Depot, Inc. 1.80%–4.25% 2020–2046	6,915	7,304
	Other securities		187,027

			203,239

Consumer staples 0.52%	Philip Morris International Inc. 1.88%–4.25% 2020–2044	19,155	19,258
	Other securities		113,383

			132,641

Industrials 0.45%	Lockheed Martin Corp. 2.50%–3.55% 2020–2026	15,050	15,440
	Other securities		100,152

			115,592

Information technology 0.41%	Broadcom Ltd. 2.38%–3.88% 2020–2027[6]	10,300	10,188
	Microsoft Corp. 4.10%–4.20% 2035–2037	7,000	7,934
	Other securities		86,459

			104,581

Other 2.39%	Other securities		615,194

	Total corporate bonds & notes		2,290,286

Mortgage-backed obligations 5.29%
Federal agency mortgage-backed obligations 5.14%	Fannie Mae 0%–7.50% 2021–2048[7,8,9]	600,155	624,707
	Freddie Mac 1.69%–6.50% 2022–2048[7,8,9]	497,009	513,878
	Other securities		178,667

			1,317,252

Other 0.15%	Other securities		40,640

	Total mortgage-backed obligations		1,357,892

Federal agency bonds & notes 0.20%
	Fannie Mae 1.88%–2.00% 2022–2026	16,000	15,269
	Federal Home Loan Bank 0.875% 2018	17,140	17,084
	Freddie Mac 0.75% 2018	18,768	18,741

	Total federal agency bonds & notes		51,094

Other 0.82%
	Other securities		211,780

	Total bonds, notes & other debt instruments (cost: $6,788,125,000)		6,840,318

80        American Funds Insurance Series

Asset Allocation Fund

Short-term securities 10.93%	Principal amount (000)	Value (000)
CAFCO, LLC 1.52% due 2/27/2018[6]	$50,000	$49,863
Chariot Funding, LLC 1.50%–1.85% due 3/14/2018–6/19/2018[6]	137,300	136,335
Fannie Mae 1.30% due 3/28/2018	25,000	24,917
Federal Home Loan Bank 1.08%–1.36% due 1/10/2018–3/28/2018	1,089,945	1,088,477
Freddie Mac 1.06%–1.28% due 2/7/2018–4/6/2018	375,000	374,036
Procter & Gamble Co. 1.21%–1.30% due 1/12/2018–2/13/2018[6]	151,000	150,819
U.S. Treasury Bills 1.02%–1.44% due 1/2/2018–6/14/2018	360,000	359,419
Other securities		619,433

Total short-term securities (cost: $2,803,685,000)		2,803,299

Total investment securities 101.95% (cost: $20,893,837,000)		26,159,381
Other assets less liabilities (1.95)%		(499,287)

Net assets 100.00%		$25,660,094

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $49,647,000, which represented .19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $40,857,000, an aggregate cost of $62,607,000, and which represented .15% of the net assets of the fund) were acquired from 3/10/2010 to 8/9/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[10] (000)	Value at 12/31/2017[11] (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	250	March 2018	$(25,000)	$(33,391)	$(235)
30 Year Ultra U.S. Treasury Bond Futures	Short	250	March 2018	(25,000)	(41,914)	(278)
5 Year U.S. Treasury Note Futures	Long	614	April 2018	61,400	71,325	(313)
2 Year U.S. Treasury Note Futures	Short	179	April 2018	(35,800)	(38,325)	73

						$(753)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
3-month USD-LIBOR	1.501%	6/8/2019	$100,000	$658	$–	$658
1.336%	U.S. EFFR	6/8/2019	100,000	(605)	–	(605)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(866)	–	(866)
3-month USD-LIBOR	3.402%	6/23/2044	18,000	(3,124)	–	(3,124)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(2,311)	–	(2,311)

					$–	$(6,248)

American Funds Insurance Series        81

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2017 (000)

Common stocks 0.91%
Energy 0.91%
Weatherford International PLC[2]	42,200,000	13,800,000	–	56,000,000	$–	$(35,533)	$–	$233,520

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $1,001,357,000, which represented 3.90% of the net assets of the fund. This amount includes $957,800,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.

3Represents an affiliated company as defined under the Investment Company Act of 1940.

4A portion of this security was pledged as collateral. The total value of pledged collateral was $8,119,000, which represented .03% of the net assets of the fund.

5Index-linked bond whose principal amount moves with a government price index.

6Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $1,510,770,000, which represented 5.89% of the net assets of the fund.

7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8Coupon rate may change periodically.

9Purchased on a TBA basis.

10Notional amount is calculated based on the number of contracts and notional contract size.

11Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

82        American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2017

Common stocks 61.54%		Shares	Value (000)
Information technology 11.18%	Nintendo Co., Ltd.[1]	19,800	$7,208
	Microsoft Corp.	71,100	6,082
	ASML Holding NV1	34,000	5,899
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	664,000	5,102
	Keyence Corp.[1]	4,400	2,457
	Amphenol Corp., Class A	24,000	2,107
	Alphabet Inc., Class C2	2,005	2,098
	Other securities		8,623

			39,576

Industrials 8.31%	Boeing Co.	16,750	4,940
	Harmonic Drive Systems Inc.[1]	50,300	2,935
	Flughafen Zürich AG1	12,235	2,798
	ASSA ABLOY AB, Class B1	118,000	2,448
	BAE Systems PLC[1]	303,000	2,330
	AB Volvo, Class B1	102,000	1,898
	Other securities		12,055

			29,404

Financials 8.04%	HSBC Holdings PLC (GBP denominated)[1]	539,633	5,565
	JPMorgan Chase & Co.	42,700	4,567
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	376,000	2,582
	Wells Fargo & Co.	40,200	2,439
	HDFC Bank Ltd. (ADR)	21,605	2,197
	AIA Group Ltd.[1]	250,000	2,132
	Sberbank of Russia PJSC (ADR)[1]	123,000	2,082
	Other securities		6,876

			28,440

Consumer staples 7.20%	British American Tobacco PLC[1]	104,700	7,066
	British American Tobacco PLC (ADR)	22,146	1,484
	Philip Morris International Inc.	36,700	3,877
	Nestlé SA1	43,800	3,764
	Altria Group, Inc.	51,000	3,642
	Coca-Cola European Partners PLC	48,000	1,913
	Other securities		3,734

			25,480

Health care 5.01%	Humana Inc.	20,830	5,167
	Merck & Co., Inc.	56,120	3,158
	Mettler-Toledo International Inc.[2]	3,500	2,168
	Fisher & Paykel Healthcare Corp. Ltd.[1]	204,000	2,069
	Other securities		5,186

			17,748

Materials 4.42%	DowDuPont Inc.	63,075	4,492
	Linde AG, non-registered shares[1,2]	8,900	2,082
	Croda International PLC[1]	31,900	1,905
	Other securities		7,149

			15,628

Energy 4.37%	Royal Dutch Shell PLC, Class B1	109,200	3,683
	Royal Dutch Shell PLC, Class A1	585	20
	ConocoPhillips	49,506	2,717
	Enbridge Inc. (CAD denominated)	50,594	1,979

American Funds Insurance Series        83

Global Balanced Fund

Common stocks (continued)		Shares	Value (000)
Energy	Enbridge Inc. (CAD denominated)[1,3]	16,157	$619
(continued)	LUKOIL Oil Co. PJSC (ADR)[1]	39,800	2,277
	Other securities		4,156

			15,451

Consumer discretionary	Amazon.com, Inc.[2]	3,400	3,976
4.31%	Peugeot SA1	136,500	2,773
	Nokian Renkaat Oyj[1]	50,634	2,294
	Home Depot, Inc.	10,000	1,895
	Other securities		4,333

			15,271

Utilities	Enel Américas SA (ADR)	197,000	2,201
2.11%	Other securities		5,269

			7,470

Real estate	Daito Trust Construction Co., Ltd.[1]	11,000	2,241
1.73%	Link REIT[1]	211,697	1,962
	Equinix, Inc. REIT	4,240	1,921

			6,124

Miscellaneous 4.86%	Other common stocks in initial period of acquisition		17,202

	Total common stocks (cost: $160,781,000)		217,794

Bonds, notes & other debt instruments 31.65%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.13%
	Japan 0.10%–2.30% 2018–2046[4]	¥1,000,339	9,538
	Poland (Republic of) 3.25%–5.75% 2020–2025	PLN12,590	3,930
	Other securities		36,549

			50,017

U.S. Treasury bonds & notes 9.59%
U.S. Treasury 7.38%	U.S. Treasury 1.625% 2022	$ 3,850	3,755
	U.S. Treasury 2.125% 2024	2,025	2,001
	U.S. Treasury 2.25% 2027	2,800	2,762
	U.S. Treasury 0.75%–3.13% 2018–2046	17,788	17,587

			26,105

U.S. Treasury inflation-protected securities 2.21%	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2044[4]	7,731	7,837

	Total U.S. Treasury bonds & notes		33,942

Corporate bonds & notes 6.33%
Financials 1.43%	HSBC Holdings PLC 3.375% 2024	€ 100	124
	HSBC Holdings PLC 3.90%–4.30% 2026	$ 400	421
	JPMorgan Chase & Co. 2.55%–6.75% 2021–2049	389	407
	Other securities		4,100

			5,052

84        American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Utilities 1.05%	Other securities		$3,704

Consumer	Amazon.com, Inc. 2.80%–3.15% 2024–2027[3]	$ 265	265
discretionary	Other securities		2,516

0.79%			2,781

Health care 0.67%	Humana Inc. 3.15% 2022	100	101
	Other securities		2,275

			2,376

Consumer staples 0.40%	Altria Group, Inc. 2.63%–4.75% 2020–2042	400	420
	British American Tobacco PLC 3.56%–4.39% 2027–2037[3]	185	189
	Philip Morris International Inc. 2.00%–4.25% 2020–2044	195	197
	Reynolds American Inc. 4.00%–4.45% 2022–2025	120	128
	Other securities		478

			1,412

Information technology 0.34%	Microsoft Corp. 2.40%–3.30% 2026–2027	640	653
	Other securities		543

			1,196

Other 1.65%	Other securities		5,862

	Total corporate bonds & notes		22,383

Mortgage-backed obligations 1.54%
Other 1.54%	Other securities		5,463

	Total mortgage-backed obligations		5,463

Asset-backed obligations 0.06%
	Other securities		200

	Total bonds, notes & other debt instruments (cost: $111,365,000)		112,005

Short-term securities 7.47%
	Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/2018[3]	5,000	4,996
	Mizuho Bank, Ltd. 1.59% due 1/25/2018[3]	8,300	8,290
	Royal Bank of Canada 1.34%–1.53% due 1/8/2018–1/16/2018	7,500	7,494
	Thunder Bay Funding, LLC 1.70% due 3/6/2018[3]	475	473
	Victory Receivables Corp. 1.42% due 1/17/2018[3]	4,200	4,197
	Other securities		998

	Total short-term securities (cost: $26,451,000)		26,448

	Total investment securities 100.66% (cost: $298,597,000)		356,247
	Other assets less liabilities (0.66)%		(2,348)

	Net assets 100.00%		$353,899

American Funds Insurance Series        85

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

USD419	MXN7,600	JPMorgan Chase	1/4/2018	$33
JPY21,922	AUD250	UBS AG	1/5/2018	— [5]
USD207	INR13,400	Citibank	1/5/2018	(3)
USD274	CAD350	Bank of America, N.A.	1/5/2018	(4)
USD571	INR36,900	JPMorgan Chase	1/5/2018	(7)
USD205	ZAR2,900	UBS AG	1/5/2018	(29)
EUR266	USD312	Goldman Sachs	1/8/2018	8
USD428	ILS1,500	Bank of America, N.A.	1/9/2018	(3)
USD651	EUR550	HSBC Bank	1/9/2018	(10)
EUR502	USD600	Bank of America, N.A.	1/10/2018	3
USD234	CAD300	Bank of America, N.A.	1/10/2018	(5)
JPY96,672	USD863	JPMorgan Chase	1/10/2018	(5)
USD228	AUD300	Goldman Sachs	1/10/2018	(6)
USD327	PLN1,158	JPMorgan Chase	1/10/2018	(6)
USD251	AUD330	JPMorgan Chase	1/10/2018	(7)
USD1,103	JPY125,000	JPMorgan Chase	1/10/2018	(7)
JPY63,535	USD573	JPMorgan Chase	1/10/2018	(8)
USD468	CAD600	Goldman Sachs	1/10/2018	(9)
JPY90,073	USD811	Barclays Bank PLC	1/10/2018	(11)
JPY40,289	USD357	Bank of America, N.A.	1/11/2018	1
USD730	AUD970	Citibank	1/12/2018	(27)
USD478	INR31,000	Bank of America, N.A.	1/16/2018	(6)
JPY134,232	USD1,190	JPMorgan Chase	1/17/2018	2
USD297	EUR250	Bank of America, N.A.	1/17/2018	(3)
USD550	CAD700	Bank of America, N.A.	1/17/2018	(7)
USD361	AUD475	JPMorgan Chase	1/17/2018	(9)
USD399	MXN7,700	Bank of America, N.A.	1/18/2018	9
CHF385	USD391	Goldman Sachs	1/18/2018	5
JPY22,275	USD198	Goldman Sachs	1/18/2018	— [5]
NOK2,700	USD322	Bank of America, N.A.	1/19/2018	7
USD766	EUR650	Bank of America, N.A.	1/19/2018	(14)
EUR645	USD760	Citibank	1/22/2018	15
EUR349	USD413	UBS AG	1/22/2018	6
EUR227	GBP200	Goldman Sachs	1/22/2018	2
JPY31,929	USD284	Citibank	1/22/2018	(1)
JPY69,685	USD623	Barclays Bank PLC	1/22/2018	(4)
USD2,253	GBP1,700	Barclays Bank PLC	1/22/2018	(44)
SEK3,609	USD430	Citibank	1/23/2018	11
EUR357	USD422	Citibank	1/23/2018	6
JPY57,092	USD506	UBS AG	1/23/2018	1
USD171	ILS600	JPMorgan Chase	1/23/2018	(2)
USD448	PLN1,600	Citibank	1/23/2018	(12)
SEK1,625	USD192	Barclays Bank PLC	1/24/2018	7
USD216	MXN4,250	JPMorgan Chase	1/31/2018	1
EUR482	USD573	Bank of America, N.A.	2/6/2018	6
USD421	PLN1,500	Bank of America, N.A.	2/7/2018	(9)
SEK1,270	USD151	Bank of America, N.A.	2/15/2018	4
USD250	JPY28,000	Bank of New York Mellon	2/15/2018	1
JPY22,250	USD198	HSBC Bank	2/15/2018	— [5]

86        American Funds Insurance Series

Global Balanced Fund

Contract amount				Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date

SEK1,613	USD191	UBS AG	2/23/2018	$7
JPY34,577	USD306	HSBC Bank	2/23/2018	1
USD375	INR24,900	Citibank	3/26/2018	(11)
USD371	BRL1,250	Citibank	11/29/2018	8

				$(125)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $114,391,000, which represented 32.32% of the net assets of the fund. This amount includes $112,907,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]Security	did not produce income during the last 12 months.

3Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $28,319,000, which represented 8.00% of the net assets of the fund.

[4]Index-linked	bond whose principal amount moves with a government price index.
[5]Amount	less than one thousand.

Key to abbreviations and symbols	JPY/¥ = Japanese yen
ADR = American Depositary Receipts	MXN = Mexican pesos
AUD = Australian dollars	NOK = Norwegian kroner
BRL = Brazilian reais	PLN = Polish zloty
CAD = Canadian dollars	SEK = Swedish kronor
CHF = Swiss francs	USD/$ = U.S. dollars
EUR/€ = Euros	ZAR = South African rand
GBP = British pounds
ILS = Israeli shekels
INR = Indian rupees

See Notes to Financial Statements

American Funds Insurance Series        87

Bond Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 96.91%		Principal amount (000)	Value (000)
Corporate bonds & notes 32.37%
Financials	Bank of America Corp. 2.33%–3.59% 2021–2028[1]	$107,869	$ 108,473
7.60%	Intesa Sanpaolo SpA 5.017% 2024[1]	54,615	55,987
	Other securities		648,915

			813,375

Health care 5.06%	Teva Pharmaceutical Finance Company BV 2.80% 2023	72,471	63,178
	Teva Pharmaceutical Finance Company BV 3.15% 2026	73,918	61,126
	Teva Pharmaceutical Finance Company BV 2.20%–4.10% 2021–2046	64,348	50,104
	Other securities		366,891

			541,299

Energy 4.94%	Other securities		528,887

Consumer discretionary 3.64%	Other securities		389,447

Utilities 3.43%	Other securities		366,875

Consumer staples 2.65%	Procter & Gamble Co. 3.50% 2047	750	759
	Other securities		282,353

			283,112

Telecommunication services 1.78%	AT&T Inc. 3.40%–5.30% 2024–2058	114,118	114,697
	Other securities		76,288

			190,985

Information technology 1.07%	Apple Inc. 1.55%–3.35% 2021–2027	27,562	27,092
	Other securities		87,012

			114,104

Other 2.20%	Other securities		235,072

	Total corporate bonds & notes		3,463,156

U.S. Treasury bonds & notes 27.17%
U.S. Treasury	U.S. Treasury 2.125% 2022	172,737	172,069
24.87%	U.S. Treasury 2.125% 2022	150,000	149,736
	U.S. Treasury 2.25% 2023	115,000	114,802
	U.S. Treasury 2.125% 2024	260,000	257,452
	U.S. Treasury 2.125% 2024	200,000	197,500
	U.S. Treasury 2.125% 2024	159,445	157,576
	U.S. Treasury 2.25% 2024	80,000	79,831
	U.S. Treasury 2.25% 2024	77,542	77,148
	U.S. Treasury 2.25% 2027	266,623	262,999
	U.S. Treasury 2.25% 2027	226,075	223,315
	U.S. Treasury 2.25% 2027	150,000	147,993
	U.S. Treasury 2.375% 2027	200,000	199,582

88        American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
	U.S. Treasury 2.75% 2047	$304,179	$304,608
	U.S. Treasury 2.75% 2047	71,680	71,820
	U.S. Treasury 0.75%–8.75% 2019–2046	230,631	244,662

			2,661,093

U.S. Treasury inflation-protected securities 2.30%	U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	151,257	150,475
	U.S. Treasury Inflation-Protected Securities 0.38%–2.00% 2025–2026[2]	90,669	95,441

			245,916

	Total U.S. Treasury bonds & notes		2,907,009

Mortgage-backed obligations 25.85%
Federal agency	Fannie Mae 3.50% 2033[3,4]	59,300	61,169
mortgage-backed	Fannie Mae 3.00% 2046[3]	75,036	75,112
obligations	Fannie Mae 3.50% 2047[3]	80,119	82,381
25.54%	Fannie Mae 4.00% 2047[3]	88,762	93,005
	Fannie Mae 3.50% 2048[3,4]	100,000	102,574
	Fannie Mae 3.50% 2048[3,4]	77,040	79,149
	Fannie Mae 4.00% 2048[3,4]	275,000	287,754
	Fannie Mae 4.00% 2048[3,4]	171,162	178,860
	Fannie Mae 4.50% 2048[3,4]	300,000	319,217
	Fannie Mae 4.50% 2048[3,4]	148,375	157,694
	Fannie Mae 2.89%–9.25% 2023–2048[3,4,5]	203,834	213,825
	Freddie Mac 3.50% 2047[3]	74,888	77,080
	Freddie Mac 4.00% 2048[3,4]	275,000	287,699
	Freddie Mac 4.00% 2048[3,4]	76,000	79,403
	Freddie Mac 0%–5.50% 2021–2048[3,4]	268,392	276,461
	Government National Mortgage Assn. 4.00% 2048[3,4]	125,150	130,541
	Government National Mortgage Assn. 4.00% 2048[3,4]	51,450	53,648
	Government National Mortgage Assn. 4.50% 2048[3,4]	75,550	79,256
	Government National Mortgage Assn. 4.00%–4.50% 2040–2048[3,4]	92,971	97,490

			2,732,318

Other 0.31%	Other securities		32,614

	Total mortgage-backed obligations		2,764,932

Bonds & notes of governments & government agencies outside the U.S. 6.38%
	Japan, Series 19, 0.10% 2024[2]	¥5,366,380	50,151
	Japan, Series 20, 0.10% 2025[2]	11,317,500	106,018
	Portuguese Republic 5.125% 2024	$101,050	108,779
	Portuguese Republic 5.65% 2024	€20,000	30,550
	Portuguese Republic 2.88%–4.10% 2025–2045	24,375	32,318
	United Mexican States, Series M, 6.50% 2021	MXN3,132,700	154,042
	United Mexican States, Series M, 5.75% 2026	527,500	23,742
	United Mexican States 3.60%–4.35% 2025–2047	$17,000	16,980
	Other securities		159,400

			681,980

Asset-backed obligations 2.78%
	Other securities		297,847

Municipals 2.25%
Illinois 1.82%	G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	24,805	25,903
	G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[3]	93,475	93,483
	G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	413
	G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	1,001
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	758

American Funds Insurance Series        89

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Municipals (continued)
	G.O. Bonds, Series 2013-B, 4.31% 2023	$ 2,125	$ 2,140
	G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,447
	G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	13,780	15,316
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	260
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,544
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	2,950	3,181
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	3,955	4,274
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	344
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,503
	G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[3]	7,784	8,148
	Other securities		32,912

			194,627

Other 0.43%	Other securities		45,699

	Total municipals		240,326

Federal agency bonds & notes 0.11%
	Fannie Mae 2.125% 2026	12,410	12,036

	Total bonds, notes & other debt instruments (cost: $10,316,353,000)		10,367,286

Common stocks 0.01%		Shares
Other 0.01%	Other securities		1,242

	Total common stocks (cost: $956,000)		1,242

Rights & warrants 0.00%
Utilities 0.00%	Other securities		55

	Total rights & warrants (cost: $96,000)		55

Short-term securities 22.13%		Principal amount (000)
	Apple Inc. 1.21%–1.50% due 1/4/2018–2/20/2018[1]	$ 131,000	130,833
	Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.36%–1.49% due 1/5/2018–1/10/2018	61,100	61,071
	Cisco Systems, Inc. 1.43%–1.52% due 2/15/2018–2/20/2018[1]	100,000	99,794
	Coca-Cola Co. 1.24%–1.27% due 1/12/2018–1/30/2018[1]	101,400	101,292
	Federal Home Loan Bank 1.07%–1.32% due 1/8/2018–3/16/2018	620,350	619,459
	Freddie Mac 1.16%–1.28% due 4/3/2018–4/6/2018	141,900	141,388
	IBM Credit LLC 1.50% due 3/13/2018[1]	80,000	79,752
	Microsoft Corp. 1.26% due 1/16/2018[1]	67,500	67,452
	Pfizer Inc. 1.30%–1.50% due 2/20/2018–3/12/2018[1]	100,000	99,741
	Procter & Gamble Co. 1.21%–1.30% due 1/12/2018–2/22/2018[1]	125,000	124,848
	U.S. Treasury Bills 1.09%–1.44% due 1/2/2018–6/14/2018	237,300	236,407
	Walt Disney Co. 1.29%–1.42% due 1/25/2018–1/26/2018[1]	100,000	99,888
	Other securities		504,869

	Total short-term securities (cost: $2,367,157,000)		2,366,794

	Total investment securities 119.05% (cost: $12,684,562,000)		12,735,377
	Other assets less liabilities (19.05)%		(2,037,683)

	Net assets 100.00%		$10,697,694

90        American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $4,276,000, which represented .04% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $21,361,000, which represented .20% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $1,241,000, an aggregate cost of $780,000, and which represented .01% of the net assets of the fund) were acquired on 8/31/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 12/31/2017[7] (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Euro-Bund Futures	Short	128	March 2018	$ (12,800)	$ (24,831)	$ (16)
10 Year U.S. Treasury Note Futures	Long	3,256	March 2018	325,600	403,897	(2,045)
30 Year Ultra U.S. Treasury Bond Futures	Short	51	March 2018	(5,100)	(8,551)	(59)
10 Year Ultra U.S. Treasury Note Futures	Short	53	March 2018	(5,300)	(7,079)	25
5 Year U.S. Treasury Note Futures	Long	6,048	April 2018	604,800	702,560	(1,350)
2 Year U.S. Treasury Note Futures	Long	2,099	April 2018	419,800	449,416	(711)

						$(4,156)

Forward currency contracts
Contract amount				Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD64,742	MXN1,220,000	Bank of America, N.A.	1/9/2018	$2,829
USD13,016	JPY1,445,000	Bank of America, N.A.	1/10/2018	183
USD455	EUR385	Citibank	1/10/2018	(7)
USD30,924	JPY3,430,000	UBS AG	1/11/2018	462
USD43,780	JPY4,925,000	JPMorgan Chase	1/11/2018	41
USD128,051	MXN2,400,000	JPMorgan Chase	1/12/2018	6,331
USD13,141	MXN252,000	Citibank	1/17/2018	374
USD19,850	EUR16,750	Citibank	1/17/2018	(272)
USD64,745	JPY7,300,000	HSBC Bank	1/22/2018	(121)
USD4,767	EUR4,000	JPMorgan Chase	1/23/2018	(40)
USD26,460	EUR22,350	JPMorgan Chase	1/23/2018	(399)
USD57,793	EUR48,800	Citibank	1/23/2018	(852)
USD57,533	AUD75,000	JPMorgan Chase	1/23/2018	(987)

				$7,542

American Funds Insurance Series        91

Bond Fund

Swap contracts
Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)

1.39%	3-month Canada BA	7/13/2018	C$ 1,460,000	$ (1,637)	$–	$ (1,637)
1.77%	3-month Canada BA	9/26/2018	975,000	186	–	186
1.669%	3-month USD-LIBOR	10/28/2019	$ 112,000	(729)	–	(729)
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(15)	–	(15)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(1,496)	–	(1,496)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	148	–	148
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	400	–	400
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(2,128)	–	(2,128)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	(1,498)	–	(1,498)
3-month USD-LIBOR	2.6815%	9/24/2024	1,600	(38)	–	(38)
3-month USD-LIBOR	2.54%	10/3/2024	400	(6)	–	(6)
6-month EURIBOR	0.9852%	10/17/2024	€ 25,000	(914)	–	(914)
3-month USD-LIBOR	2.342%	10/21/2024	$290	(1)	–	(1)
3-month USD-LIBOR	2.326%	10/22/2024	800	(1)	–	(1)
3-month USD-LIBOR	2.372%	10/24/2024	1,150	(5)	–	(5)
3-month USD-LIBOR	2.438%	11/19/2024	2,750	(24)	–	(24)
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	(233)	–	(233)
3-month USD-LIBOR	2.4295%	11/25/2024	800	(7)	–	(7)
3-month USD-LIBOR	2.353%	12/8/2024	700	(2)	–	(2)
3-month USD-LIBOR	2.2845%	12/12/2024	330	– [8]	–	– [8]
3-month USD-LIBOR	1.8185%	1/20/2025	900	29	–	29
3-month USD-LIBOR	1.9365%	1/22/2025	1,500	37	–	37
3-month USD-LIBOR	2.192%	3/18/2025	1,850	15	–	15
3-month USD-LIBOR	2.0475%	3/23/2025	450	8	–	8
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	– [8]	–	– [8]
3-month USD-LIBOR	2.339%	5/13/2025	375	(1)	–	(1)
3-month USD-LIBOR	2.351%	5/15/2025	590	(2)	–	(2)
3-month USD-LIBOR	2.287%	5/20/2025	500	1	–	1
3-month USD-LIBOR	2.227%	5/28/2025	260	2	–	2
3-month USD-LIBOR	2.2125%	5/29/2025	465	3	–	3
3-month USD-LIBOR	2.451%	6/5/2025	650	(6)	–	(6)
3-month USD-LIBOR	2.46%	6/10/2025	2,536	(25)	–	(25)
3-month USD-LIBOR	2.455%	6/24/2025	235	(2)	–	(2)
3-month USD-LIBOR	2.428%	7/2/2025	2,000	(15)	–	(15)
3-month USD-LIBOR	2.397%	7/13/2025	900	(5)	–	(5)
3-month USD-LIBOR	2.535%	7/15/2025	800	(12)	–	(12)
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	(13)	–	(13)
3-month USD-LIBOR	2.312%	7/29/2025	1,000	1	–	1
3-month USD-LIBOR	2.331%	7/30/2025	435	– [8]	–	– [8]
3-month USD-LIBOR	2.228%	9/4/2025	12,000	82	–	82
3-month USD-LIBOR	2.2135%	9/4/2025	5,000	39	–	39
6-month JPY-LIBOR	0.282%	2/2/2026	¥ 5,500,000	(175)	–	(175)
3-month USD-LIBOR	1.6705%	3/4/2026	$ 248,000	12,454	–	12,454
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	1,242	–	1,242
3-month USD-LIBOR	1.5925%	5/9/2026	$1,000	58	–	58
3-month USD-LIBOR	1.595%	5/12/2026	8,500	489	–	489
3-month USD-LIBOR	1.592%	5/12/2026	4,000	231	–	231
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	184	–	184
2.913%	3-month USD-LIBOR	11/24/2034	10,000	579	–	579
2.844%	3-month USD-LIBOR	6/11/2035	3,250	158	–	158
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	161	–	161
2.773%	3-month USD-LIBOR	7/13/2035	500	19	–	19
2.589%	3-month USD-LIBOR	9/4/2035	3,100	35	–	35
3-month USD-LIBOR	3.0515%	11/14/2044	1,000	(105)	–	(105)
3-month USD-LIBOR	2.925%	12/3/2044	1,230	(97)	–	(97)

92        American Funds Insurance Series

Bond Fund

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)

3-month USD-LIBOR	2.6695%	12/19/2044	$200	$ (5)	$–	$ (5)
3-month USD-LIBOR	2.5755%	3/5/2045	1,470	(12)	–	(12)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(63)	–	(63)
3-month USD-LIBOR	2.757%	5/8/2045	1,500	(68)	–	(68)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,673	–	1,673
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(1,396)	–	(1,396)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	214	–	214

					$–	$ 7,712

Credit default swaps

    Centrally cleared credit default swaps on credit indices – buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2017 (000)

CDX.NA.IG.29	1.00%/Quarterly	12/20/2022	$65,000	$(1,550)	$(1,366)	$(184)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $2,046,793,000, which represented 19.13% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.
[8]	Amount less than one thousand.

Key to abbreviations and symbols
AUD = Australian dollars
C$ = Canadian dollars
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
G.O. = General Obligation
JPY/¥ = Japanese yen
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
TBA = To-be-announced
USD/$ = U.S. dollars
See Notes to Financial Statements

American Funds Insurance Series        93

Global Bond Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 89.68%		Principal amount (000)	Value (000)
Euros	French Republic O.A.T. 1.85% 2027[1]	€ 8,228	$12,539
14.40%	Germany (Federal Republic of) 0.10% 2026[1]	31,541	41,791
	Germany (Federal Republic of) 2.50% 2046	10,770	16,972
	Germany (Federal Republic of) 0.10%-6.25% 2023-2048[1]	15,925	21,065
	Italy (Republic of) 0.90% 2022	10,900	13,181
	Italy (Republic of) 1.45% 2022	10,575	13,100
	Italy (Republic of) 0.95% 2023	36,575	43,972
	Italy (Republic of) 1.50%-4.75% 2023-2025	9,750	12,975
	Portuguese Republic 2.875% 2025	12,500	16,556
	Portuguese Republic 2.875% 2026	4,200	5,502
	Portuguese Republic 4.125% 2027	25,015	35,655
	Spain (Kingdom of) 1.30% 2026	10,400	12,465
	Other securities		109,670

			355,443

Japanese yen	Japan, Series 18, 0.10% 2024[1]	¥ 4,731,720	44,073
8.11%	Japan, Series 19, 0.10% 2024[1]	2,685,700	25,099
	Japan, Series 344, 0.10% 2026	1,355,000	12,125
	Japan, Series 346, 0.10% 2027	2,335,000	20,877
	Japan, Series 116, 2.20% 2030	1,735,000	19,191
	Japan, Series 145, 1.70% 2033	2,465,000	26,412
	Japan 0.10%-2.30% 2022-2044[1]	5,353,885	52,321

			200,098

Polish zloty	Poland (Republic of), Series 0420, 1.50% 2020	PLN60,575	17,268
3.94%	Poland (Republic of), Series 1021, 5.75% 2021	128,830	41,721
	Poland (Republic of), Series 0922, 5.75% 2022	46,600	15,295
	Poland (Republic of) 3.25%-5.25% 2020-2025	75,440	22,885

			97,169

Mexican pesos	United Mexican States, Series M, 6.50% 2021	MXN660,800	32,493
3.91%	United Mexican States, Series M20, 10.00% 2024	209,500	12,021
	United Mexican States, Series M, 5.75% 2026	717,000	32,270
	United Mexican States 4.00%-10.00% 2019-2042[1]	379,751	19,716

			96,500

Indian rupees	India (Republic of) 7.80% 2021	INR1,117,600	17,937
2.54%	India (Republic of) 8.83% 2023	1,284,200	21,441
	India (Republic of) 6.97%-7.88% 2023-2030	1,223,470	19,105
	Other securities		4,181

			62,664

Malaysian ringgits 2.25%	Malaysia (Federation of), Series 0116, 3.80% 2023	MYR47,413	11,729
	Malaysia (Federation of) 3.58%-4.50% 2018-2030	177,177	43,917

			55,646

Norwegian kroner 1.62%	Norway (Kingdom of) 3.75% 2021	NKr299,750	39,988

Australian dollars	Australia (Commonwealth of), Series 124, 5.75% 2021	A$22,900	19,929
1.39%	Australia (Commonwealth of), Series 128, 5.75% 2022	16,150	14,465

			34,394

94        American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
British pounds	United Kingdom 3.25% 2044	£ 6,500	$11,432
1.33%	United Kingdom 1.75%-4.25% 2022-2045	10,590	18,004
	Other securities		3,319

			32,755

Thai baht	Thailand (Kingdom of) 1.49% 2019	THB491,100	15,073
1.16%	Thailand (Kingdom of) 1.88%-3.85% 2022-2026	433,200	13,516

			28,589

Danish kroner	Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr69,099	11,607
1.05%	Realkredit Danmark AS, Series 22S, 2.00% 2037[2]	68,140	11,451
	Other securities		2,748

			25,806

Chilean pesos 0.89%	Chile (Banco Central de) 4.50% 2021	CLP13,200,000	21,977

Israeli shekels	Israel (State of) 5.50% 2042	ILS29,300	12,512
0.85%	Other securities		8,381

			20,893

Canadian dollars	Canada 2.25% 2025	C$19,600	15,870
0.77%	Other securities		3,097

			18,967

U.S. dollars	Fannie Mae 4.00% 2048[2,3]	$ 24,800	25,915
43.07%	Fannie Mae 2.18%-4.50% 2022-2048[2,3]	12,330	12,682
	Poland (Republic of) 3.25% 2026	4,100	4,195
	U.S. Treasury 1.375% 2020	41,900	41,300
	U.S. Treasury 1.625% 2020	38,900	38,560
	U.S. Treasury 1.125% 2021[4]	43,160	41,977
	U.S. Treasury 2.00% 2021	23,450	23,374
	U.S. Treasury 2.00% 2026	46,785	45,312
	U.S. Treasury 2.25% 2027	18,700	18,446
	U.S. Treasury 1.38%-2.13% 2021-2024	29,650	29,098
	U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	122,652	121,800
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	33,010	33,582
	U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	11,560	11,457
	U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	21,550	23,018
	U.S. Treasury Inflation-Protected Securities 0.13%-2.38% 2024-2045[1]	36,940	38,151
	Other securities		554,003

			1,062,870

Other 2.40%	Other securities		59,260

	Total bonds, notes & other debt instruments (cost: $2,173,424,000)		2,213,019

Convertible stocks 0.05%		Shares
U.S. dollars 0.05%	Other securities		1,210

	Total convertible stocks (cost: $1,202,000)		1,210

American Funds Insurance Series        95

Global Bond Fund

Common stocks 0.03%		Shares	Value (000)
U.S. dollars 0.03%	Other securities		$696

	Total common stocks (cost: $2,528,000)		696

Short-term securities 11.25%		Principal amount (000)
	American Honda Finance Corp. 1.43% due 1/24/2018	$36,000	35,962
	Japanese Treasury Discount Bills (0.16)% due 5/21/2018	¥15,300,000	135,869
	Liberty Street Funding Corp. 1.78% due 3/21/2018[5]	$25,000	24,901
	Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/2018[5]	35,400	35,369
	Royal Bank of Canada 1.53% due 1/16/2018	16,000	15,988
	Victory Receivables Corp. 1.43% due 1/16/2018[5]	12,200	12,191
	Other securities		17,268

	Total short-term securities (cost: $276,867,000)		277,548

	Total investment securities 101.01% (cost: $2,454,021,000)		2,492,473
	Other assets less liabilities (1.01)%		(24,895)

	Net assets 100.00%		$2,467,578

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,478,000, which represented .10% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,582,000, which represented .23% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,647,000, an aggregate cost of $5,346,000, and which represented .19% of the net assets of the fund) were acquired from 3/10/2010 to 8/9/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 12/31/2017[7] (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	101	March 2018	$10,100	$ 13,490	$ (78)
10 Year U.S. Treasury Note Futures	Long	77	March 2018	7,700	9,552	(48)
30 Year Ultra U.S. Treasury Bond Futures	Long	13	March 2018	1,300	2,179	25
5 Year U.S. Treasury Note Futures	Long	1,524	April 2018	152,400	177,034	(428)
90 Day Euro Dollar Futures	Short	366	September 2018	(91,500)	(89,634)	170

$(359)

Forward currency contracts
Contract amount				Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD7,771	MXN140,900	JPMorgan Chase	1/4/2018	$ 613
USD3,058	CAD3,900	Bank of America, N.A.	1/5/2018	(45)
USD4,126	INR267,100	Citibank	1/5/2018	(55)
USD7,869	AUD10,200	UBS AG	1/5/2018	(90)
USD14,560	INR941,650	JPMorgan Chase	1/5/2018	(180)

96        American Funds Insurance Series

Global Bond Fund

Contract amount				Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
USD2,774	ZAR39,200	UBS AG	1/5/2018	$ (391)
EUR5,084	USD5,951	Goldman Sachs	1/8/2018	153
USD4,970	ILS17,400	Bank of America, N.A.	1/9/2018	(32)
USD13,666	EUR11,550	HSBC Bank	1/9/2018	(202)
EUR10,463	USD12,500	Bank of America, N.A.	1/10/2018	63
USD3,153	CAD4,050	Bank of America, N.A.	1/10/2018	(70)
JPY1,392,273	USD12,434	JPMorgan Chase	1/10/2018	(70)
USD5,035	PLN17,827	JPMorgan Chase	1/10/2018	(86)
USD4,029	AUD5,300	Goldman Sachs	1/10/2018	(106)
JPY2,265,955	USD20,240	Bank of America, N.A.	1/10/2018	(117)
USD5,171	AUD6,800	Bank of America, N.A.	1/10/2018	(135)
USD7,691	CAD9,850	Goldman Sachs	1/10/2018	(147)
JPY1,346,098	USD12,121	Barclays Bank PLC	1/10/2018	(167)
JPY3,321,365	USD29,938	JPMorgan Chase	1/10/2018	(442)
JPY835,989	USD7,411	Bank of America, N.A.	1/11/2018	13
USD1,710	AUD2,250	Bank of America, N.A.	1/11/2018	(46)
JPY2,218,752	USD20,004	UBS AG	1/11/2018	(299)
EUR17,250	USD20,075	UBS AG	1/12/2018	640
USD3,762	MXN72,500	HSBC Bank	1/12/2018	85
USD12,610	AUD16,760	Citibank	1/12/2018	(467)
USD5,694	INR369,000	Bank of America, N.A.	1/16/2018	(75)
EUR14,702	USD17,356	JPMorgan Chase	1/17/2018	305
JPY2,756,764	USD24,449	JPMorgan Chase	1/17/2018	41
JPY1,698,519	USD15,121	Citibank	1/17/2018	(32)
USD3,568	EUR3,000	Bank of America, N.A.	1/17/2018	(36)
JPY3,324,831	USD29,698	HSBC Bank	1/17/2018	(162)
CHF5,774	USD5,864	Goldman Sachs	1/18/2018	70
JPY445,496	USD3,951	Goldman Sachs	1/18/2018	7
NOK37,200	USD4,441	Bank of America, N.A.	1/19/2018	92
EUR2,833	GBP2,500	HSBC Bank	1/19/2018	26
USD9,255	EUR7,850	Bank of America, N.A.	1/19/2018	(176)
EUR6,645	USD7,833	Bank of America, N.A.	1/22/2018	153
JPY351,002	USD3,128	Citibank	1/22/2018	(9)
JPY995,097	USD8,894	Barclays Bank PLC	1/22/2018	(52)
SEK51,198	USD6,101	Citibank	1/23/2018	151
EUR5,439	USD6,441	Citibank	1/23/2018	95
JPY1,655,674	USD14,688	UBS AG	1/23/2018	25
USD9,075	ILS31,900	JPMorgan Chase	1/23/2018	(101)
USD6,140	PLN21,950	Citibank	1/23/2018	(166)
SEK60,114	USD7,094	Barclays Bank PLC	1/24/2018	247
JPY933,211	USD8,249	Goldman Sachs	1/24/2018	45
EUR2,082	USD2,500	Citibank	2/5/2018	4
USD6,121	ILS21,303	Bank of America, N.A.	2/6/2018	(11)
JPY1,310,000	USD11,635	HSBC Bank	2/15/2018	19
NOK32,573	DKK24,600	Citibank	2/15/2018	(4)
JPY392,473	USD3,499	Citibank	2/15/2018	(8)
SEK30,059	USD3,588	Barclays Bank PLC	2/22/2018	88
JPY376,335	USD3,336	HSBC Bank	2/23/2018	13
USD7,605	INR504,900	Citibank	3/26/2018	(221)
USD5,942	BRL19,300	Citibank	4/23/2018	196
USD138,524	JPY15,300,000	Citibank	5/21/2018	1,645
USD5,348	BRL18,000	Citibank	11/29/2018	117
USD169	EUR140	Bank of America, N.A.	12/13/2018	(3)
USD2,008	EUR1,670	Bank of America, N.A.	12/13/2018	(43)

				$ 660

American Funds Insurance Series        97

Global Bond Fund

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
7.46%	28-day MXN-TIIE	11/6/2018	MXN1,356,000	$(335)	$–	$ (335)
7.455%	28-day MXN-TIIE	11/7/2018	1,099,000	(274)	–	(274)
7.44%	28-day MXN-TIIE	11/7/2018	3,045,000	(779)	–	(779)
1.6505%	3-month USD-LIBOR	3/21/2019	$85,000	(290)	–	(290)
3-month USD-LIBOR	2.0335%	12/19/2019	35,000	18	–	18
9.145%	DI-OVER-EXTRA Grupo	1/4/2021	BRL108,000	244	–	244
6.775%	28-day MXN-TIIE	6/20/2022	MXN280,000	(590)	–	(590)
3-month SEK-STIBOR	0.425%	8/4/2022	SKr140,000	(16)	–	(16)
3-month USD-LIBOR	2.4275%	10/31/2027	$ 7,050	(27)	–	(27)
3-month USD-LIBOR	2.556%	11/27/2045	10,000	(40)	–	(40)
3-month USD-LIBOR	1.909%	10/11/2046	5,750	772	–	772
3-month USD-LIBOR	2.659%	2/8/2047	6,000	(159)	–	(159)
1.4898%	6-month EURIBOR	11/24/2047	€ 2,150	(3)	–	(3)

					$–	$(1,479)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Index-linked bond whose principal amount moves with a government price index.

2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

3Purchased on a TBA basis.

4A portion of this security was pledged as collateral. The total value of pledged collateral was $8,305,000, which represented .34% of the net assets of the fund.

5Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $259,235,000, which represented 10.51% of the net assets of the fund.

6Notional amount is calculated based on the number of contracts and notional contract size.

7Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

DI-OVER-EXTRA Grupo = Overnight Brazilian Interbank Deposit Rate

DKK/DKr = Danish kroner

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NKr = Norwegian kroner

PLN = Polish zloty

SEK/SKr = Swedish kronor

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

98        American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 94.25%		Principal amount (000)	Value (000)
Corporate bonds & notes 93.34%
Energy	American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%)
19.39%	5.710% 2020[1,2,3,4]	$ 7,533	$ 5,574
	American Energy (Permian Basin) 7.125% 2020[5]	7,445	6,068
	American Energy (Permian Basin) 7.375% 2021[5]	6,770	5,484
	Blackstone CQP Holdco LP, 6.00% 2021[5,6]	1,600	1,612
	Blackstone CQP Holdco LP, 6.50% 2021[5,6]	20,685	21,099
	Chesapeake Energy Corp. 8.00% 2025[5]	10,025	10,138
	Chesapeake Energy Corp. 4.61%-8.00% 2019-2027[4,5]	13,838	13,716
	CONSOL Energy Inc. 5.875% 2022	11,299	11,596
	NGL Energy Partners LP 6.875% 2021	6,415	6,575
	Southwestern Energy Co. 4.10% 2022	8,915	8,804
	Teekay Corp. 8.50% 2020	11,168	11,419
	Weatherford International PLC 6.75% 2040	7,755	6,398
	Weatherford International PLC 4.50%-9.88% 2021-2042	12,680	11,458
	Other securities		161,929

			281,870

Health care	Centene Corp. 4.75% 2022	6,515	6,792
12.43%	Molina Healthcare, Inc. 5.375% 2022	10,285	10,774
	Molina Healthcare, Inc. 4.875% 2025[5]	3,975	3,985
	Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020
	(84.62% PIK)[2,3,4,7,8,9]	6,709	6,343
	Tenet Healthcare Corp. 4.38%-8.13% 2021-2025[5]	12,272	12,161
	Tenet Healthcare Corp., First Lien, 6.00% 2020	6,490	6,886
	Tenet Healthcare Corp., First Lien 4.50%-4.75% 2020-2021	5,405	5,510
	Valeant Pharmaceuticals International, Inc. 5.875% 2023[5]	8,860	8,229
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]	17,245	15,844
	Valeant Pharmaceuticals International, Inc. 5.38%-9.00% 2020-2025[5]	15,503	15,897
	Other securities		88,292

			180,713

Consumer	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[5]	10,320	10,746
discretionary	CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[5]	6,025	5,889
12.12%	CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%-5.88% 2023-2027[5]	9,450	9,547
	Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,563	12,359
	iHeartCommunications, Inc. 9.00% 2019	10,385	7,763
	Petsmart, Inc. 5.875% 2025[5]	11,175	8,633
	Petsmart, Inc. 7.13%-8.88% 2023-2025[5]	7,785	4,702
	Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.57% 2022[2,3,4]	1,952	1,573
	Sotheby’s 4.875% 2025[5]	6,870	6,793
	Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[5]	6,525	6,737
	Other securities		101,530

			176,272

Materials	Cleveland-Cliffs Inc. 4.875% 2024[5]	1,800	1,800
12.00%	Cliffs Natural Resources Inc. 5.75% 2025[5]	14,550	13,932
	Cliffs Natural Resources Inc. 6.25% 2040	1,735	1,366
	First Quantum Minerals Ltd. 7.00% 2021[5]	8,505	8,845
	First Quantum Minerals Ltd. 7.50% 2025[5]	12,400	13,500
	First Quantum Minerals Ltd. 7.25% 2022-2023[5]	3,900	4,141
	Freeport-McMoRan Inc. 3.55% 2022	6,715	6,656
	Ryerson Inc. 11.00% 2022[5]	6,336	7,104
	Other securities		117,113

			174,457

American Funds Insurance Series        99

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Telecommunication services 9.34%	Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	$ 5,367	$ 5,461
	Frontier Communications Corp. 11.00% 2025	11,850	8,769
	Frontier Communications Corp. 8.50%-10.50% 2020-2022	11,405	9,156
	Ligado Networks, Term Loan,
	(3-month USD-LIBOR + 8.75%) 10.07% 2020 (100% PIK)[2,3,4,7]	8,690	8,082
	SoftBank Group Corp. 4.50% 2020[5]	8,550	8,755
	Sprint Capital Corp. 8.75% 2032	1,025	1,166
	Sprint Corp. 11.50% 2021	5,880	7,130
	Sprint Nextel Corp. 6.88%-7.88% 2021-2028	14,295	14,861
	Wind Tre SpA 5.00% 2026[5]	6,675	6,381
	Other securities		65,969

			135,730

Industrials	Associated Materials, LLC 9.00% 2024[5]	7,125	7,713
8.54%	Brand Energy 8.5% 2025[5]	6,005	6,320
	Corporate Risk Holdings LLC 9.50% 2019[5]	12,782	13,373
	Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[5,7,8,9]	1,112	1,190
	DAE Aviation Holdings, Inc. 10.00% 2023[5]	7,065	7,771
	Other securities		87,784

			124,151

Information	Camelot Finance SA 7.875% 2024[5]	5,630	6,024
technology	Gogo Inc. 12.50% 2022[5]	11,050	12,500
8.03%	Infor Software 7.125% 2021[5,7]	5,785	5,944
	Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.627% 2024[2,3,4]	7,870	8,187
	Unisys Corp. 10.75% 2022[5]	7,275	8,166
	Other securities		75,875

			116,696

Utilities	AES Corp. 7.375% 2021	5,925	6,680
4.10%	AES Corp. 4.88%-8.00% 2020-2027[5]	13,506	14,412
	Other securities		38,456

			59,548

Financials	CIT Group Inc. 3.875% 2019	6,835	6,921
3.23%	Other securities		40,079

			47,000

Real estate	Iron Mountain Inc. 5.75% 2024	5,975	6,080
2.11%	Other securities		24,604

			30,684

Consumer staples	Other securities		29,872

2.05%	Total corporate bonds & notes		1,356,993

Other bonds & notes 0.91%
	U.S. Treasury 1.25% 2019	10,000	9,921
	Other securities		3,417

			13,338

	Total bonds, notes & other debt instruments (cost: $1,356,968,000)		1,370,331

100        American Funds Insurance Series

High-Income Bond Fund

Convertible bonds 0.40%		Principal amount (000)	Value (000)
Energy	Weatherford International PLC 5.875% 2021	$ 527	$572
0.08%	Other securities		585

			1,157

Other 0.15%	Other securities		2,159

Miscellaneous	Other convertible bonds in initial period of acquisition		2,544

0.17%	Total convertible bonds (cost: $5,582,000)		5,860

Convertible stocks 0.91%		Shares
Industrials	Associated Materials, LLC, 14.00% convertible preferred 2020[8,9]	4,850	5,553
0.68%	Other securities		4,257

			9,810

Information	Other securities		643
technology
0.04%

Telecommunication	Frontier Communications Corp., Series A, convertible preferred	10,000	108
services
0.01%

Miscellaneous 0.18%	Other convertible stocks in initial period of acquisition		2,619

	Total convertible stocks (cost: $15,788,000)		13,180

Common stocks 0.75%
Information	Corporate Risk Holdings I, Inc.[6,8,9,10]	218,504	3,863
technology	Other securities		–
0.26%			3,863

Other	Other securities		4,531
0.32%

Miscellaneous 0.17%	Other common stocks in initial period of acquisition		2,462
	Total common stocks (cost: $26,386,000)		10,856

Rights & warrants 0.00%
Utilities 0.00%	Other securities		36

	Total rights & warrants (cost: $63,000)		36

American Funds Insurance Series        101

High-Income Bond Fund

Short-term securities 1.68%	Principal amount (000)	Value (000)
General Electric Co. 1.42% due 1/2/2018	$ 13,600	$13,598
U.S. Treasury Bills 1.11% due 1/11/2018	10,800	10,796

Total short-term securities (cost: $24,396,000)		24,394

Total investment securities 97.99% (cost: $1,429,183,000)		1,424,657
Other assets less liabilities 2.01%		29,223

Net assets 100.00%		$1,453,880

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$431	$–	$431
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	81	–	81
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(90)	–	(90)

					$–	$422

Credit default swaps

    Centrally cleared credit default swaps on credit indices – buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2017 (000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$108,000	$(8,915)	$(8,496)	$(419)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Scheduled	interest and/or principal payment was not received.

2Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $89,280,000, which represented 6.14% of the net assets of the fund.

[3]Principal	payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]Coupon	rate may change periodically.

5Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $745,292,000, which represented 51.26% of the net assets of the fund.

6Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.

7Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

8Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $32,234,000, which represented 2.22% of the net assets of the fund.

[9]Value	determined using significant unobservable inputs.
[10]Security	did not produce income during the last 12 months.

102        American Funds Insurance Series

High-Income Bond Fund

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$20,695	$21,099	1.45%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	1,600	1,612	.11
Corporate Risk Holdings I, Inc.	8/31/2015	2,428	3,863	.27
Corporate Risk Holdings Corp.	8/31/2015	–	–	.00
Other securities	12/13/2012-11/15/2016	17,830	8,493	.58

Total private placement securities		$42,553	$35,067	2.41%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series        103

Mortgage Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 95.14%		Principal amount (000)	Value (000)
Mortgage-backed obligations 63.46%
Federal agency mortgage-backed obligations 60.15%	Fannie Mae 4.00% 2047[1]	$ 7,816	$8,189
	Fannie Mae 4.00% 2047[1]	4,844	5,075
	Fannie Mae 4.00% 2048[1,2]	17,250	18,026
	Fannie Mae 4.50% 2048[1,2]	3,700	3,932
	Fannie Mae 4.00%–5.00% 2036[1]	1,133	1,196
	Freddie Mac 4.00% 2036[1]	5,848	6,186
	Freddie Mac 4.00% 2047[1]	9,510	9,960
	Freddie Mac 4.00% 2048[1,2]	25,000	26,154
	Freddie Mac 4.00% 2048[1,2]	22,854	23,877
	Freddie Mac Pool #760014 2.969% 2045[1,3]	2,989	3,001
	Freddie Mac, Series KJ02, Class A2, Multi Family 2.597% 2020[1]	3,704	3,722
	Freddie Mac, Series K031, Class A2, Multi Family 3.30% 2023[1,3]	4,722	4,914
	Freddie Mac 3.31%–5.00% 2023–2036[1,3]	3,696	3,916
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 2056[1]	1,814	1,803
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,675	1,675
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.25% 2057[1]	13,810	13,780
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	8,325	8,518
	Government National Mortgage Assn. 5.50% 2040[1]	2,246	2,499
	Government National Mortgage Assn. 3.50% 2043[1]	2,453	2,558
	Government National Mortgage Assn. 3.50% 2043[1]	1,754	1,816
	Government National Mortgage Assn. 3.50% 2043[1]	1,714	1,783
	Government National Mortgage Assn. 4.25% 2044[1]	1,764	1,867
	Government National Mortgage Assn. 4.00% 2047[1]	17,763	18,613
	Government National Mortgage Assn. 4.50% 2048[1,2]	4,950	5,193
	Government National Mortgage Assn. 4.737% 2065[1]	1,697	1,769
	Government National Mortgage Assn. 4.62% 2066[1]	1,792	1,900
	Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	15,339	15,981
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,544	4,557
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	680	700
	Other securities		1,473

			204,633

Collateralized	Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,4]	2,160	2,175
mortgage-backed	Other securities		8,985
(privately			11,160
originated) 3.28%

Commercial	Other securities		91
mortgage-backed securities 0.03%	Total mortgage-backed obligations		215,884

U.S. Treasury bonds & notes 16.09%
U.S. Treasury 10.57%	U.S. Treasury 1.875% 2022	19,800	19,515
	U.S. Treasury 1.875% 2022[5]	5,000	4,941
	U.S. Treasury 2.00% 2022	7,300	7,238
	U.S. Treasury 2.50% 2024	2,500	2,528
	U.S. Treasury 1.50%–2.13% 2020–2022	1,744	1,735

			35,957

104        American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 5.52%	U.S. Treasury Inflation-Protected Security 0.375% 2025[5,6]	$ 7,489	$7,501
	U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	124	163
	U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	7,025	7,095
	U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	3,466	4,004

			18,763

	Total U.S. Treasury bonds & notes		54,720

Federal agency bonds & notes 12.22%
	Fannie Mae 1.88%–2.00% 2022	21,800	21,617
	Federal Home Loan Bank 1.38%–1.88% 2021	13,000	12,852
	United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,087

			41,556

Asset-backed obligations 3.32%
	Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,829
	Other securities		9,456

			11,285

Corporate bonds & notes 0.05%
Financials 0.05%	Other securities		187

	Total bonds, notes & other debt instruments (cost: $322,647,000)		323,632

Short-term securities 27.27%
	Apple Inc. 1.22% due 1/12/2018[4]	4,000	3,998
	Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.49% due 1/10/2018	7,000	6,996
	CAFCO, LLC 1.39% due 2/2/2018[4]	3,900	3,894
	Eli Lilly and Co. 1.28% due 1/8/2018[4]	9,000	8,996
	Emerson Electric Co. 1.27% due 1/29/2018[4]	5,500	5,493
	Federal Farm Credit Banks 1.32% due 4/19/2018	5,000	4,978
	Federal Home Loan Bank 1.15%–1.30% due 1/5/2018–2/14/2018	25,750	25,731
	General Electric Co. 1.42% due 1/2/2018	6,000	5,999
	National Rural Utilities Cooperative Finance Corp. 1.51% due 1/17/2018	5,000	4,996
	Paccar Financial Corp. 1.26% due 1/12/2018	5,500	5,497
	Private Export Funding Corp. 1.25% due 1/4/2018[4]	8,210	8,208
	Toronto-Dominion Bank 1.45% due 3/16/2018[4]	8,000	7,971

	Total short-term securities (cost: $92,772,000)		92,757

	Total investment securities 122.41% (cost: $415,419,000)		416,389
	Other assets less liabilities (22.41)%		(76,219)

	Net assets 100.00%		$340,170

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,579,000, which represented .46% of the net assets of the fund.

American Funds Insurance Series        105

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 12/31/2017[8] (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	95	March 2018	$9,500	$12,689	$ (73)
20 Year U.S. Treasury Bond Futures	Long	48	March 2018	4,800	7,344	8
30 Year Ultra U.S. Treasury Bond Futures	Long	11	March 2018	1,100	1,844	13
5 Year U.S. Treasury Note Futures	Long	1,136	April 2018	113,600	131,962	(580)

						$(632)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2017 (000)
3-month USD-LIBOR	1.217%	9/22/2021	$11,500	$406	$–	$ 406
3-month USD-LIBOR	1.225%	9/22/2021	11,500	402	–	402
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	485	–	485
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(202)	–	(202)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(91)	–	(91)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(441)	–	(441)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(23)	–	(23)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	104	–	104
3-month USD-LIBOR	2.27%	12/5/2026	8,500	63	–	63
3-month USD-LIBOR	3.34%	6/27/2044	3,500	(564)	–	(564)
3-month USD-LIBOR	3.206%	7/31/2044	2,000	(270)	–	(270)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(283)	–	(283)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(418)	–	(418)
3-month USD-LIBOR	2.5055%	1/9/2045	2,000	14	–	14
3-month USD-LIBOR	2.454%	1/15/2045	3,200	55	–	55
3-month USD-LIBOR	2.52822%	11/23/2045	3,560	6	–	6
3-month USD-LIBOR	2.59125%	12/16/2045	2,250	(25)	–	(25)
U.S. EFFR	2.145%	11/9/2047	2,200	4	–	4
U.S. EFFR	2.153%	11/10/2047	2,200	– [9]	–	– [9]
U.S. EFFR	2.155%	11/10/2047	1,280	– [9]	–	– [9]
U.S. EFFR	2.17%	11/13/2047	2,320	(8)	–	(8)

					$–	$(786)

106        American Funds Insurance Series

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]Principal	payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]Purchased	on a TBA basis.
[3]Coupon	rate may change periodically.

4Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $57,740,000, which represented 16.97% of the net assets of the fund.

5A portion of this security was pledged as collateral. The total value of pledged collateral was $7,383,000, which represented 2.17% of the net assets of the fund.

6Index-linked bond whose principal amount moves with a government price index.

[7]Notional	amount is calculated based on the number of contracts and notional contract size.
[8]Value	is calculated based on the notional amount and current market price.
[9]Amount	less than one thousand.

Key to abbreviations and symbol

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series        107

Ultra-Short Bond Fund

Investment portfolio December 31, 2017

Short-term securities 100.30%	Principal amount (000)	Value (000)
Commercial paper 82.90%
American Honda Finance Corp. 1.43% due 1/24/2018	$ 8,100	$8,092
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.56% due 2/14/2018[1]	9,000	8,980
BMW U.S. Capital LLC 1.59% due 3/19/2018[1]	5,000	4,983
British Columbia (Province of) 1.27% due 1/16/2018	11,000	10,992
CAFCO, LLC 1.41% due 2/13/2018[1]	10,500	10,479
Cisco Systems, Inc. 1.50% due 2/15/2018[1]	8,000	7,984
DBS Bank Ltd. 1.42%–1.46% due 2/2/2018–2/15/2018[1]	10,600	10,581
Estée Lauder Companies Inc. 1.49% due 1/22/2018[1]	5,000	4,995
ExxonMobil Corp. 1.40% due 1/23/2018	6,300	6,294
General Electric Co. 1.42% due 1/2/2018	11,000	10,998
IBM Credit LLC 1.62% due 3/13/2018[1]	8,600	8,573
John Deere Canada ULC 1.32% due 1/5/2018[1]	2,200	2,199
KfW 1.32% due 1/12/2018[1]	12,000	11,994
Liberty Street Funding Corp. 1.40% due 2/1/2018[1]	10,000	9,985
Mizuho Bank, Ltd. 1.40% due 2/15/2018[1]	10,000	9,978
National Australia Bank Ltd. 1.65% due 4/4/2018[1]	8,900	8,860
Nordea Bank AB 1.37% due 2/14/2018[1]	10,500	10,480
Old Line Funding, LLC 1.36% due 1/22/2018[1]	4,400	4,395
Paccar Financial Corp. 1.28% due 1/9/2018	5,100	5,098
Province of Alberta 1.45% due 1/10/2018[1]	3,700	3,698
Prudential Funding, LLC 1.35% due 1/12/2018	10,500	10,494
Qualcomm Inc. 1.32% due 2/6/2018[1]	7,800	7,787
Québec (Province of) 1.49% due 1/18/2018[1]	11,000	10,991
Royal Bank of Canada 1.34% due 1/8/2018	6,000	5,998
Simon Property Group, L.P. 1.54% due 3/15/2018[1]	6,100	6,080
Société Générale 1.41% due 1/31/2018[1]	10,400	10,385
Swedbank AB 1.51% due 3/21/2018	5,000	4,984
Total Capital Canada Ltd. 1.66% due 3/16/2018[1]	10,100	10,066
Toyota Industries Commercial Finance, Inc. 1.37% due 1/22/2018[1]	6,200	6,194
Unilever Capital Corp. 1.43% due 2/26/2018[1]	9,600	9,577
Walt Disney Co. 1.45% due 1/29/2018[1]	10,500	10,487

		252,681

Federal agency discount notes 17.40%
Federal Home Loan Bank 1.08%–1.32% due 1/5/2018–2/28/2018	53,100	53,046

Total short-term securities (cost: $305,768,000)		305,727

Total investment securities 100.30% (cost: $305,768,000)		305,727
Other assets less liabilities (0.30)%		(922)

Net assets 100.00%		$304,805

1Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,731,000, which represented 62.25% of the net assets of the fund.

See Notes to Financial Statements

108        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 92.82%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 50.54%
U.S. Treasury	U.S. Treasury 1.125% 2021	$ 31,950	$30,869
40.71%	U.S. Treasury 1.75% 2021[1]	40,540	39,981
	U.S. Treasury 2.00% 2021	46,300	46,077
	U.S. Treasury 2.00% 2021	44,350	44,207
	U.S. Treasury 2.00% 2021	26,500	26,461
	U.S. Treasury 2.125% 2021	23,450	23,475
	U.S. Treasury 2.25% 2021	64,745	65,141
	U.S. Treasury 2.25% 2021	38,000	38,258
	U.S. Treasury 1.75% 2022	198,300	194,846
	U.S. Treasury 1.875% 2022	63,000	62,254
	U.S. Treasury 1.875% 2022	45,000	44,395
	U.S. Treasury 2.00% 2022	80,000	79,316
	U.S. Treasury 2.00% 2022	43,510	43,121
	U.S. Treasury 1.50% 2023	26,020	25,111
	U.S. Treasury 1.625% 2023	38,150	36,961
	U.S. Treasury 2.125% 2023	64,095	63,582
	U.S. Treasury 2.125% 2024	115,975	114,525
	U.S. Treasury 2.25% 2024	40,550	40,365
	U.S. Treasury 2.50% 2024	44,000	44,502
	U.S. Treasury 2.75% 2047	50,501	50,572
	U.S. Treasury 1.13%-6.25% 2021-2047	148,817	149,234

			1,263,253

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	27,223	26,981
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	86,645	86,784
securities	U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	24,864	28,333
9.83%	U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	68,267	67,914
	U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	45,728	52,818
	U.S. Treasury Inflation-Protected Securities 0.13%-2.13% 2020-2047[2]	41,535	42,269

			305,099

	Total U.S. Treasury bonds & notes		1,568,352

Mortgage-backed obligations 25.34%
Federal agency	Fannie Mae 3.50% 2033[3,4]	30,000	30,946
mortgage-backed	Fannie Mae 3.00% 2036[3]	29,057	29,534
obligations	Fannie Mae 4.00% 2047[3]	34,100	35,730
25.34%	Fannie Mae 4.00% 2047[3]	23,761	24,893
	Fannie Mae 4.50% 2047[3]	25,443	27,113
	Fannie Mae 4.50% 2048[3,4]	75,000	79,804
	Fannie Mae 0%-9.50% 2022-2048[3,4,5]	105,743	110,011
	Freddie Mac 4.00% 2047[3]	23,965	25,098
	Freddie Mac 4.00% 2048[3,4]	50,000	52,309
	Freddie Mac 0%-5.50% 2020-2048[3,4,5]	113,700	117,766
	Government National Mortgage Assn. 4.00% 2047[3]	63,961	67,023
	Government National Mortgage Assn. 4.50% 2048[3,4]	30,525	32,022
	Government National Mortgage Assn. 1.99%-6.64% 2034-2065[3,5]	90,528	94,637
	Other securities		59,617

			786,503

Federal agency bonds & notes 16.94%
	Fannie Mae 1.25%-7.13% 2019-2030	31,400	32,762
	Federal Home Loan Bank 1.75%-5.50% 2018-2036	91,315	92,402
	Freddie Mac 3.75% 2019	12,750	13,040
	Tennessee Valley Authority 2.88%-5.88% 2021-2060	47,305	50,606
	TVA Southaven 3.846% 2033[3]	1,418	1,444
	U.S. Department of Housing and Urban Development 1.33%-3.70% 2018-2034	83,632	84,747
	United States Agency for International Development, Iraq (Republic of), 2.149% 2022	6,670	6,634

American Funds Insurance Series        109

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
United States Agency for International Development, Jordan (Kingdom of) 1.95%-3.00% 2019-2025	$ 194,000	$196,981
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,621	4,311
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,904
United States Agency for International Development, Ukraine 1.47%-1.84% 2019-2021	5,855	5,742
Other securities		34,007

		525,580

Total bonds, notes & other debt instruments (cost: $2,881,337,000)		2,880,435

Short-term securities 14.77%
Apple Inc. 1.24% due 1/30/2018[6]	35,000	34,955
Ciesco LLC 1.87% due 6/25/2018[6]	50,000	49,544
Cisco Systems, Inc. 1.36% due 3/8/2018[6]	45,000	44,872
ExxonMobil Corp. 1.40% due 1/23/2018	31,400	31,370
Federal Home Loan Bank 1.16% due 2/2/2018	25,000	24,974
Kimberly-Clark Corp. 1.48% due 1/16/2018[6]	25,000	24,981
Microsoft Corp. 1.27%-1.30% due 1/16/2018-1/23/2018[6]	70,000	69,945
Paccar Financial Corp. 1.22%-1.28% due 1/8/2018-1/16/2018	42,400	42,375
Sumitomo Mitsui Banking Corp. 1.44% due 1/11/2018[6]	40,000	39,979
Walt Disney Co. 1.25% due 1/19/2018[6]	35,000	34,970
Other securities		60,315

Total short-term securities (cost: $458,355,000)		458,280

Total investment securities 107.59% (cost: $3,339,692,000)		3,338,715
Other assets less liabilities (7.59)%		(235,400)

Net assets 100.00%		$3,103,315

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 12/31/2017[8] (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year U.S. Treasury Note Futures	Long	2,734	March 2018	$273,400	$339,144	$ (813)
20 Year U.S. Treasury Bond Futures	Long	195	March 2018	19,500	29,835	31
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2018	(17,500)	(23,373)	110
30 Year Ultra U.S. Treasury Bond Futures	Short	219	March 2018	(21,900)	(36,717)	(23)
5 Year U.S. Treasury Note Futures	Long	14,014	April 2018	1,401,400	1,627,923	(6,730)
2 Year U.S. Treasury Note Futures	Long	2,111	April 2018	422,200	451,985	(380)
90 Day Euro Dollar Futures	Short	905	September 2018	(226,250)	(221,635)	245
90 Day Euro Dollar Futures	Long	1,595	December 2018	398,750	390,197	(242)
90 Day Euro Dollar Futures	Short	1,920	December 2019	(480,000)	(468,816)	357

						$(7,445)

110        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Swap contracts
Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
1.345%	U.S. EFFR	1/31/2018	$1,078,000	$ (56)	$–	$ (56)
1.3475%	U.S. EFFR	1/31/2018	1,747,000	(86)	–	(86)
1.329%	U.S. EFFR	3/27/2019	131,000	(632)	–	(632)
1.32625%	U.S. EFFR	4/5/2019	68,800	(345)	–	(345)
1.34875%	U.S. EFFR	4/5/2019	120,000	(568)	–	(568)
1.337%	U.S. EFFR	6/8/2019	121,000	(730)	–	(730)
1.367%	U.S. EFFR	6/12/2019	60,500	(341)	–	(341)
1.37%	U.S. EFFR	6/14/2019	60,500	(341)	–	(341)
1.362%	U.S. EFFR	6/21/2019	60,500	(355)	–	(355)
1.351%	U.S. EFFR	6/28/2019	60,500	(372)	–	(372)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	(526)	–	(526)
1.8005%	3-month USD-LIBOR	9/28/2020	48,000	(444)	–	(444)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,116	–	2,116
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,099	–	2,099
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	175	–	175
3-month USD-LIBOR	2.01215%	2/2/2022	119,000	915	–	915
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	474	–	474
3-month USD-LIBOR	2.0025%	2/7/2022	59,000	477	–	477
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(10)	–	(10)
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,002	–	1,002
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,092	–	1,092
3-month USD-LIBOR	1.948%	7/28/2022	20,000	239	–	239
2.80%	3-month USD-LIBOR	9/2/2022	280,000	2,280	–	2,280
2.75%	3-month USD-LIBOR	9/2/2022	280,000	2,020	–	2,020
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(511)	–	(511)
2.00965%	3-month USD-LIBOR	10/6/2022	49,000	(498)	–	(498)
1.9855%	3-month USD-LIBOR	10/17/2022	29,500	(331)	–	(331)
1.98%	3-month USD-LIBOR	10/17/2022	29,500	(339)	–	(339)
2.08613%	3-month USD-LIBOR	11/17/2022	38,300	(257)	–	(257)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(267)	–	(267)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(28)	–	(28)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	(6)	–	(6)
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	92	–	92
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	321	–	321
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	148	–	148
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(998)	–	(998)
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	712	–	712
3-month USD-LIBOR	1.798%	2/2/2026	35,000	1,408	–	1,408
3-month USD-LIBOR	2.24%	12/5/2026	55,100	545	–	545
3-month USD-LIBOR	2.27%	12/5/2026	44,900	335	–	335
2.579%	3-month USD-LIBOR	3/14/2027	53,000	929	–	929
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(144)	–	(144)
3-month USD-LIBOR	2.31934%	11/17/2027	21,200	127	–	127
3-month USD-LIBOR	2.31613%	11/17/2027	19,800	124	–	124
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(2,240)	–	(2,240)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(2,418)	–	(2,418)
3-month USD-LIBOR	3.34%	6/27/2044	45,000	(7,252)	–	(7,252)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(2,160)	–	(2,160)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(2,262)	–	(2,262)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(404)	–	(404)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	75	–	75
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	18	–	18
3-month USD-LIBOR	2.7025%	9/10/2045	30,000	(1,030)	–	(1,030)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	24	–	24
2.44345%	3-month USD-LIBOR	6/29/2047	21,000	(422)	–	(422)

American Funds Insurance Series        111

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)
Interest rate swaps (continued)
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
3-month USD-LIBOR	2.5015%	8/17/2047	$4,600	$ 33	$–	$ 33
3-month USD-LIBOR	2.5095%	8/17/2047	4,400	24	–	24
3-month USD-LIBOR	2.436%	9/19/2047	10,500	230	–	230
2.53563%	3-month USD-LIBOR	10/3/2047	20,000	(4)	–	(4)
3-month USD-LIBOR	2.56315%	10/6/2047	11,000	(65)	–	(65)
3-month USD-LIBOR	2.495%	10/17/2047	6,300	56	–	56
3-month USD-LIBOR	2.4975%	10/17/2047	6,300	52	–	52
U.S. EFFR	2.166%	10/23/2047	10,000	(28)	–	(28)
U.S. EFFR	2.145%	11/9/2047	15,400	29	–	29
U.S. EFFR	2.153%	11/10/2047	15,300	1	–	1
U.S. EFFR	2.155%	11/10/2047	8,640	(3)	–	(3)
U.S. EFFR	2.17%	11/13/2047	15,660	(57)	–	(57)
2.5735%	3-month USD-LIBOR	12/21/2047	5,400	45	–	45
3-month USD-LIBOR	2.57553%	12/29/2047	13,000	(115)	–	(115)

					$–	$(8,428)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1A	portion of this security was pledged as collateral. The total value of pledged collateral was $61,762,000, which represented 1.99% of the net assets of the fund.

2Index-linked bond whose principal amount moves with a government price index.

[3]Principal	payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]Purchased	on a TBA basis.
[5]Coupon	rate may change periodically.

6Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $339,563,000, which represented 10.94% of the net assets of the fund.

[7]Notional	amount is calculated based on the number of contracts and notional contract size.
[8]Value	is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

112        American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2017

Growth funds 80.05%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,960,791	$230,498

Total growth funds (cost: $200,842,000)		230,498

Fixed income funds 15.11%
American Funds Insurance Series – Bond Fund, Class 1	4,022,202	43,520
Total fixed income funds (cost: $44,022,000)		43,520
Short-term securities 4.89%
Government Cash Management Fund	14,078,452	14,078

Total short-term securities (cost: $14,078,000)		14,078

Total investment securities 100.05% (cost: $258,942,000)		288,096
Other assets less liabilities (0.05)%		(137)

Net assets 100.00%		$287,959

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 12/31/2017 (000)	[2]	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	130	March 2018	$13,000		$15,101		$(38)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Growth funds 80.05%
American Funds Insurance Series – Growth Fund,
Class 1	2,821,842	902,012	763,063	2,960,791	$(2,465)	$35,900	$1,621	$230,498

Fixed income funds 15.11%
American Funds Insurance Series – Bond Fund,
Class 1	–	4,068,037	45,835	4,022,202	(5)	(502)	674	43,520

Total 95.16%					$(2,470)	$35,398	$2,295	$274,018

[1]Notional	amount is calculated based on the number of contracts and notional contract size.
[2]Value	is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series        113

Managed Risk International Fund

Investment portfolio December 31, 2017

Growth funds 80.15%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,479,657	$118,964

Total growth funds (cost: $99,690,000)		118,964

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	2,063,150	22,323

Total fixed income funds (cost: $22,581,000)		22,323

Short-term securities 4.85%
Government Cash Management Fund	7,200,311	7,200

Total short-term securities (cost: $7,200,000)		7,200

Total investment securities 100.04% (cost: $129,471,000)		148,487
Other assets less liabilities (0.04)%		(64)

Net assets 100.00%		$148,423

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 12/31/2017 (000)	[2]	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	66	March 2018	$6,600		$7,667		$(19)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Growth funds 80.15%
American Funds Insurance Series – International
Fund, Class 1	5,381,857	1,475,679	1,377,879	5,479,657	$(584)	$29,000	$1,667	$118,964

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund,
Class 1	–	2,098,231	35,081	2,063,150	(2)	(258)	345	22,323

Total 95.19%					$(586)	$28,742	$2,012	$141,287

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

114        American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2017

Growth-and-income funds 80.32%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,699,331	$294,702

Total growth-and-income funds (cost: $263,402,000)		294,702

Fixed income funds 14.92%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	54,729

Total fixed income funds (cost: $55,397,000)		54,729

Short-term securities 4.82%
Government Cash Management Fund	17,696,252	17,696

Total short-term securities (cost: $17,696,000)		17,696

Total investment securities 100.06% (cost: $336,495,000)		367,127
Other assets less liabilities (0.06)%		(223)

Net assets 100.00%		$366,904

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 12/31/2017 (000)	[2]	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	167	March 2018	$16,700		$19,399		$(49)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)

Growth-and-income funds 80.32%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	20,295,700	6,791,546	7,387,915	19,699,331	$228	$31,593	$6,425	$294,702

Fixed income funds 14.92%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	–	4,549,444	18,953	4,530,491	1	(668)	690	54,729

Total 95.24%					$229	$30,925	$7,115	$349,431

[1]Notional	amount is calculated based on the number of contracts and notional contract size.
[2]Value	is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series        115

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2017

Growth-and-income funds 80.07%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,331,787	$167,322

Total growth-and-income funds (cost: $153,163,000)		167,322

Fixed income funds 15.10%
American Funds Insurance Series – Bond Fund, Class 1	2,916,097	31,552

Total fixed income funds (cost: $31,921,000)		31,552

Short-term securities 4.88%
Government Cash Management Fund	10,195,681	10,196

Total short-term securities (cost: $10,196,000)		10,196

Total investment securities 100.05% (cost: $195,280,000)		209,070
Other assets less liabilities (0.05)%		(102)

Net assets 100.00%		$208,968

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 12/31/2017[2] (000)	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	95	March 2018	$9,500	$11,036	$(28)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Growth-and-income funds 80.07%
American Funds Insurance Series – Growth- Income Fund, Class 1	3,415,529	831,566	915,308	3,331,787	$(2,960)	$24,457	$2,622	$167,322
Fixed income funds 15.10%
American Funds Insurance Series – Bond Fund, Class 1	–	2,928,337	12,240	2,916,097	(1)	(369)	492	31,552

Total 95.17%					$(2,961)	$24,088	$3,114	$198,874

[1]Notional	amount is calculated based on the number of contracts and notional contract size.
[2]Value	is calculated based on the notional amount and current market price.

See Notes to Financial Statements

116        American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2017

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	178,833,494	$4,240,142

Total asset allocation funds (cost: $3,901,495,000)		4,240,142

Short-term securities 4.87%
Government Cash Management Fund	217,109,926	217,110

Total short-term securities (cost: $217,110,000)		217,110

Total investment securities 100.06% (cost: $4,118,605,000)		4,457,252
Other assets less liabilities (0.06)%		(2,842)

Net assets 100.00%		$4,454,410

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 12/31/2017 (000)	[2]	Unrealized depreciation at 12/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	2,033	March 2018	$203,300		$236,162		$(592)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 12/31/2017 (000)
Asset allocation funds 95.19%
American Funds Insurance Series – Asset Allocation Fund, Class 1	153,453,622	27,323,215	1,943,343	178,833,494	$4,957	$329,625	$70,949	$4,240,142

[1]Notional	amount is calculated based on the number of contracts and notional contract size.
[2]Value	is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series        117

Financial statements

Statements of assets and liabilities at December 31, 2017

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$6,252,509	$4,283,077		$25,039,262		$9,755,613	$3,548,151
Affiliated issuers	–	32,175		–		–	–
Cash	826	285		5,966		224	267
Cash denominated in currencies other than U.S. dollars	77	–	*	–	*	1,557	17
Unrealized appreciation on open forward currency contracts	15	89		–		–	69
Receivables for:
Sales of investments	244	6,683		–		10,136	4,948
Sales of fund’s shares	2,175	780		5,686		2,305	1,438
Dividends and interest	6,980	4,576		9,570		18,169	5,876
Closed forward currency contracts	–	44		–		–	–
Variation margin on futures contracts	–	–		–		–	–
Variation margin on swap contracts	–	–		–		–	–
Other	91	77		40		325	10

	6,262,917	4,327,786		25,060,524		9,788,329	3,560,776

Liabilities:
Unrealized depreciation on open forward currency contracts	–	1,192		–		355	392
Payables for:
Purchases of investments	5,023	4,588		19,283		9,764	7,084
Repurchases of fund’s shares	14,501	2,894		43,820		10,041	1,590
Investment advisory services	2,734	2,529		6,875		4,021	2,064
Services provided by related parties	943	599		3,764		1,069	337
Trustees’ deferred compensation	71	48		517		220	31
Closed forward currency contracts	–	–		–		–	–
Variation margin on futures contracts	–	–		–		–	–
Variation margin on swap contracts	–	–		–		–	–
Non-U.S. taxes	4,352	754		219		4,753	16,164
Other	217	144		588		284	401

	27,841	12,748		75,066		30,507	28,063

Net assets at December 31, 2017	$6,235,076	$4,315,038		$24,985,458		$9,757,822	$3,532,713

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,621,863	$3,116,123		$13,105,139		$7,085,727	$2,609,444
Undistributed (distributions in excess of) net investment income	3,242	10,507		41,109		2,852	4,643
Undistributed (accumulated) net realized gain (loss)	427,988	238,153		2,386,299		458,991	92,357
Net unrealized appreciation (depreciation)	2,181,983	950,255		9,452,911		2,210,252	826,269

Net assets at December 31, 2017	$6,235,076	$4,315,038		$24,985,458		$9,757,822	$3,532,713

Investment securities, at cost:
Unaffiliated issuers	$4,066,420	$3,337,949		$15,586,391		$7,542,215	$2,705,479
Affiliated issuers	–	25,519		–		–	–
Cash denominated in currencies other than U.S. dollars, at cost	77	–	*	–	*	1,552	17

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

118      American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$9,376,768	$2,106,326		$30,709,873	$1,460,513	$599,194	$25,925,861	$356,247	$12,735,377	$2,492,473
–	–		–	–	–	233,520	–	–	–
74	327		2,827	190	387	13,225	88	6,703	48
–	–	*	82	305	99	575	32	8,467	1,392
–	–		–	–	–	–	144	10,220	4,906

–	9,418		14	420	14,350	242,667	3,300	901,567	48,509
1,782	665		8,715	339	760	30,699	621	5,401	1,723
11,389	4,262		38,831	4,986	2,318	60,752	1,283	66,255	18,888
–	–		–	–	–	–	11	–	253
–	–		–	–	–	58	–	1,377	192
–	–		–	–	–	68	–	651	367
30	113		225	60	12	365	21	335	286
9,390,043	2,121,111		30,760,567	1,466,813	617,120	26,507,790	361,747	13,736,353	2,569,037

–	–		–	–	–	–	269	2,678	4,246

–	13,327		20,032	204	22,077	827,715	7,055	3,028,664	94,178
5,780	1,249		34,294	2,188	8	9,032	54	1,676	162
3,073	1,048		6,737	740	248	5,754	195	3,275	1,101
877	358		3,401	82	75	2,124	57	992	274
78	22		591	9	2	253	2	115	24
–	–		–	–	–	–	2	–	899
–	–		–	–	–	191	–	37	9
–	–		–	–	–	181	–	1,058	282
220	2,563		2,618	1,528	11	131	150	–	235
166	98		532	95	242	2,315	64	164	49
10,194	18,665		68,205	4,846	22,663	847,696	7,848	3,038,659	101,459
$9,379,849	$2,102,446		$30,692,362	$1,461,967	$594,457	$25,660,094	$353,899	$10,697,694	$2,467,578

$6,329,001	$1,433,416		$19,750,659	$1,270,668	$560,897	$19,078,377	$295,581	$10,588,572	$2,421,281
37,271	6,666		88,048	4,347	261	92,516	(671)	35,376	2,784
718,730	151,697		2,154,031	(4,704)	1,369	1,230,620	1,590	11,921	6,180
2,294,847	510,667		8,699,624	191,656	31,930	5,258,581	57,399	61,825	37,333
$9,379,849	$2,102,446		$30,692,362	$1,461,967	$594,457	$25,660,094	$353,899	$10,697,694	$2,467,578

$7,081,951	$1,593,223		$22,008,737	$1,267,746	$567,274	$20,455,210	$298,597	$12,684,562	$2,454,021
–	–		–	–	–	438,627	–	–	–
–	–	*	82	305	99	575	32	8,384	1,371

American Funds Insurance Series      119

Statements of assets and liabilities at December 31, 2017

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,424,657		$416,389	$305,727	$3,338,715	$ 14,078
Affiliated issuers	–		–	–	–	274,018
Cash	7,789		184	78	1,154	–
Cash denominated in currencies other than U.S. dollars	–	*	–	–	–	–
Receivables for:
Sales of investments	5,688		69,814	–	93,294	–
Sales of fund’s shares	231		159	129	791	424
Dividends and interest	22,421		1,001	–	13,174	14
Deposits at brokers for futures contracts	–		–	–	–	81
Variation margin on futures contracts	–		152	–	2,137	12
Variation margin on swap contracts	23		86	–	1,629	–
Other	168		1	–	21	–
	1,460,977		487,786	305,934	3,450,915	288,627
Liabilities:
Payables for:
Purchases of investments	5,131		147,041	–	342,862	396
Repurchases of fund’s shares	499		240	924	488	7
Investment advisory services	581		121	84	886	24
Services provided by related parties	186		19	60	353	233
Trustees’ deferred compensation	53		2	19	61	1
Variation margin on futures contracts	–		–	–	264	–
Variation margin on swap contracts	184		153	–	2,614	–
Bank overdraft	–		–	–	–	5
Other	463		40	42	72	2
	7,097		147,616	1,129	347,600	668
Net assets at December 31, 2017	$1,453,880		$340,170	$304,805	$3,103,315	$287,959

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,608,594		$339,464	$304,384	$3,108,660	$245,388
Undistributed (distributions in excess of) net investment income	13,377		1,052	462	9,726	1,399
Undistributed (accumulated) net realized gain (loss)	(163,565)		101	–	1,780	12,056
Net unrealized appreciation (depreciation)	(4,526)		(447)	(41)	(16,851)	29,116
Net assets at December 31, 2017	$1,453,880		$340,170	$304,805	$3,103,315	$287,959

Investment securities, at cost:
Unaffiliated issuers	$1,429,183		$415,419	$305,768	$3,339,692	$ 14,078
Affiliated issuers	–		–	–	–	244,864
Cash denominated in currencies other than U.S. dollars, at cost	–	*	–	–	–	–

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120      American Funds Insurance Series

		(dollars in thousands)
Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$ 7,200	$ 17,696	$ 10,196	$ 217,110
141,287	349,431	198,874	4,240,142
–	–	–	–
–	–	–	–

–	233	12	347
390	19	276	20,891
7	17	10	206
41	104	59	1,271
6	16	9	191
–	–	–	–
–	–	–	–
148,931	367,516	209,436	4,480,158

367	13	258	19,185
3	250	16	1,062
12	31	18	374
120	301	171	3,317
1	1	1	20
–	–	–	–
–	–	–	–
5	6	3	72
–*	10	1	1,718
508	612	468	25,748
$148,423	$366,904	$208,968	$4,454,410

$134,213	$320,903	$188,490	$3,888,542
1,323	5,669	2,167	53,091
(6,110)	9,749	4,549	174,722
18,997	30,583	13,762	338,055
$148,423	$366,904	$208,968	$4,454,410

$ 7,200	$ 17,696	$ 10,196	$ 217,110
122,271	318,799	185,084	3,901,495
–	–	–	–

American Funds Insurance Series      121

Statements of assets and liabilities at December 31, 2017

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$2,009,765	$1,639,002	$8,100,634	$5,013,606	$2,049,765
	Shares outstanding	65,876	64,573	104,059	230,943	81,020
	Net asset value per share	$30.51	$25.38	$77.85	$21.71	$25.30
Class 1A:	Net assets	$2,331	$194	$2,815	$1,637	$662
	Shares outstanding	77	8	36	76	26
	Net asset value per share	$30.46	$25.36	$77.74	$21.67	$25.25
Class 2:	Net assets	$4,012,273	$2,550,887	$15,716,541	$4,422,688	$1,055,043
	Shares outstanding	132,692	103,187	203,181	204,479	42,082
	Net asset value per share	$30.24	$24.72	$77.35	$21.63	$25.07
Class 3:	Net assets			$211,654	$31,264
	Shares outstanding			2,702	1,437
	Net asset value per share			$78.32	$21.75
Class 4:	Net assets	$210,707	$124,955	$953,814	$288,627	$427,243
	Shares outstanding	6,993	5,017	12,459	13,478	17,094
	Net asset value per share	$30.13	$24.91	$76.56	$21.42	$24.99

		High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$631,391	$265,116	$37,092	$1,557,932
	Shares outstanding	61,972	25,328	3,286	128,979
	Net asset value per share	$10.19	$10.47	$11.29	$12.08
Class 1A:	Net assets	$398	$104	$10	$303
	Shares outstanding	39	10	1	25
	Net asset value per share	$10.18	$10.46	$11.29	$12.08
Class 2:	Net assets	$775,849	$62,581	$248,306	$1,472,985
	Shares outstanding	77,355	5,990	22,562	123,162
	Net asset value per share	$10.03	$10.45	$11.01	$11.96
Class 3:	Net assets	$12,095		$4,180	$10,219
	Shares outstanding	1,182		376	844
	Net asset value per share	$10.23		$11.12	$12.11
Class 4:	Net assets	$34,147	$12,369	$15,217	$61,876
	Shares outstanding	3,156	1,192	1,367	5,163
	Net asset value per share	$10.82	$10.38	$11.13	$11.98
Class P1:	Net assets					$1,672
	Shares outstanding					126
	Net asset value per share					$13.22
Class P2:	Net assets					$286,287
	Shares outstanding					21,794
	Net asset value per share					$13.14
*Amount less than one thousand.

See Notes to Financial Statements

122      American Funds Insurance Series

					(dollars and shares in thousands, except per-share amounts)
Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,580,689	$485,159	$15,765,468	$1,120,622	$254,064	$16,556,359	$93,180	$6,434,289	$1,272,735
373,041	30,679	313,948	63,244	24,427	698,250	7,310	594,607	107,164
$14.96	$15.81	$50.22	$17.72	$10.40	$23.71	$12.75	$10.82	$11.88
$630	$132	$2,169	$2,151	$906	$4,226	$251	$1,072	$75
42	8	43	122	87	178	20	99	6
$14.94	$15.81	$50.15	$17.70	$10.39	$23.69	$12.74	$10.80	$11.87
$3,551,426	$1,537,698	$13,930,265	$275,757	$1,470	$5,479,790	$209,277	$3,965,674	$1,164,070
240,001	97,416	280,230	15,612	141	233,306	16,448	371,033	98,747
$14.80	$15.78	$49.71	$17.66	$10.40	$23.49	$12.72	$10.69	$11.79
		$167,461			$37,683
		3,330			1,588
		$50.29			$23.73
$247,104	$79,457	$826,999	$63,437	$338,017	$3,582,036	$51,191	$296,659	$30,698
16,735	5,094	16,773	3,609	32,558	153,077	4,055	27,773	2,624
$14.77	$15.60	$49.31	$17.58	$10.38	$23.40	$12.63	$10.68	$11.70

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$138	$217	$2,485	$1,655,955
12	17	196	121,880
$11.25	$13.04	$12.66	$13.59
$148,285	$366,687	$206,483	$2,798,455
13,298	28,293	16,411	206,542
$11.15	$12.96	$12.58	$13.55

American Funds Insurance Series      123

Statements of operations for the year ended December 31, 2017

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$85,149	$48,804	$246,805	$ 150,915	$51,286
Interest	2,573	3,295	13,115	12,542	10,886
	87,722	52,099	259,920	163,457	62,172
Fees and expenses*:
Investment advisory services	30,510	28,827	77,148	43,433	23,033
Distribution services	9,963	6,320	39,735	10,764	3,328
Insurance administrative services	354	171	1,544	305	821
Transfer agent services	1	– †	3	1	– †
Administrative services	587	413	2,369	877	327
Reports to shareholders	284	191	1,195	426	157
Registration statement and prospectus	68	87	341	67	43
Trustees’ compensation	50	36	203	73	28
Auditing and legal	68	64	60	63	193
Custodian	888	596	531	1,552	1,271
Other	37	82	17	28	53
Total fees and expenses before waivers/reimbursements	42,810	36,787	123,146	57,589	29,254
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	–	–
Miscellaneous fee reimbursements	–	–	–	–	–
Total waivers/reimbursements of fees and expenses	–	–	–	–	–
Total fees and expenses after waivers/reimbursements	42,810	36,787	123,146	57,589	29,254
Net investment income	44,912	15,312	136,774	105,868	32,918
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	434,542	215,857	2,561,326	449,195	239,723
Affiliated issuers*	–	(3,537)	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	241	(4,263)	–	(9,021)	(881)
Swap contracts	–	–	–	–	–
Currency transactions	(1,592)	(154)	(253)	(1,490)	(1,852)
	433,191	207,903	2,561,073	438,684	236,990

Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,102,369	714,910	3,159,720	1,848,284	568,118
Affiliated issuers	–	18,554	–	–	–
Futures contracts	–	–	–	–	–
Forward currency contracts	(344)	(2,489)	–	1,789	(333)
Swap contracts	–	–	–	–	–
Currency translations	491	111	77	463	(197)
	1,102,516	731,086	3,159,797	1,850,536	567,588

Net realized gain (loss) and unrealized appreciation (depreciation)	1,535,707	938,989	5,720,870	2,289,220	804,578
Net increase in net assets resulting from operations	$1,580,619	$954,301	$5,857,644	$2,395,088	$837,496

See end of statements of operations for footnotes.

See Notes to Financial Statements

124      American Funds Insurance Series

							(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$ 237,559	$ 56,575	$ 539,680	$ 41,062	$ 16,366	$ 306,873	$ 4,463	$ 1	$ 86
3,900	4,539	22,816	3,660	2,435	210,080	2,617	279,063	69,977
241,459	61,114	562,496	44,722	18,801	516,953	7,080	279,064	70,063

35,032	12,085	74,641	8,016	2,505	63,395	1,958	39,232	12,626
9,060	3,813	35,480	779	748	21,595	552	10,290	2,929
440	79	1,515	123	747	8,084	65	360	42
1	– †	3	– †	– †	3	– †	1	–†
901	203	2,848	131	50	2,366	30	1,085	238
345	64	1,221	29	11	1,108	6	456	87
205	16	269	27	28	407	8	211	20
78	18	243	11	4	200	3	96	21
40	112	54	53	51	47	55	46	47
80	346	534	279	43	310	35	268	353
7	9	22	15	7	146	25	91	54
46,189	16,745	116,830	9,463	4,194	97,661	2,737	52,136	16,417

–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–
46,189	16,745	116,830	9,463	4,194	97,661	2,737	52,136	16,417
195,270	44,369	445,666	35,259	14,607	419,292	4,343	226,928	53,646

686,740	151,815	2,103,780	6,272	9,027	1,240,250	9,394	17,539	(633)
–	–	–	–	–	–	–	–	–
–	–	–	–	–	376	–	17,742	349
–	(157)	–	(143)	(16)	–	(136)	(46,710)	(18,259)
–	–	–	–	–	3,089	–	627	(5,432)
(20)	(372)	(1,163)	(493)	(47)	(251)	18	292	(2,850)
686,720	151,286	2,102,617	5,636	8,964	1,243,464	9,276	(10,510)	(26,825)

550,418	281,665	3,222,476	242,530	35,686	1,919,245	38,441	191,050	128,539
–	–	–	–	–	(35,533)	–	–	–
–	–	–	–	–	(995)	–	(3,048)	(359)
–	(147)	–	105	5	–	(227)	5,615	6,025
–	–	–	–	–	(2,619)	–	(933)	(2,601)
43	120	170	133	18	133	25	357	583
550,461	281,638	3,222,646	242,768	35,709	1,880,231	38,239	193,041	132,187

1,237,181	432,924	5,325,263	248,404	44,673	3,123,695	47,515	182,531	105,362
$1,432,451	$477,293	$5,770,929	$283,663	$59,280	$3,542,987	$51,858	$409,459	$159,008

American Funds Insurance Series      125

Statements of operations for the year ended December 31, 2017

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$ 1,001	$ –	$ –	$ –	$ 2,295
Interest	105,683	6,820	3,240	61,344	120
	106,684	6,820	3,240	61,344	2,415
Fees and expenses*:
Investment advisory services	7,701	1,436	1,017	10,190	371
Distribution services	2,084	180	704	3,883	616
Insurance administrative services	67	25	38	144	619
Transfer agent services	–	— †	– †	– †	– †
Administrative services	165	34	32	301	–
Accounting and administrative services	–	–	–	–	56
Reports to shareholders	58	6	10	97	4
Registration statement and prospectus	15	4	5	26	10
Trustees’ compensation	15	3	3	26	2
Auditing and legal	56	44	42	43	6
Custodian	27	43	1	67	12
Other	38	42	– †	64	4
Total fees and expenses before waivers/reimbursements	10,226	1,817	1,852	14,841	1,700
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	–	–	124
Miscellaneous fee reimbursements	–	–	–	–	20
Total waivers/reimbursements of fees and expenses	–	–	–	–	144
Total fees and expenses after waivers/reimbursements	10,226	1,817	1,852	14,841	1,556
Net investment income	96,458	5,003	1,388	46,503	859
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	27,103	(460)	9	(2,118)	–
Affiliated issuers*	–	–	–	–	(2,470)
Futures contracts	–	587	–	(2,897)	–
Swap contracts	(2,615)	281	–	16,684	–
Currency transactions	(46)	–	–	–	–
Capital gain distributions received from affiliated issuers	–	–	–	–	21,738
	24,442	408	9	11,669	19,268
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	(2,755)	1,326	(64)	12,612	–
Affiliated issuers	–	–	–	–	35,398
Futures contracts	–	(315)	–	(1,030)	(38)
Swap contracts	(1,068)	(1,442)	–	(18,456)	–
	(3,823)	(431)	(64)	(6,874)	35,360
Net realized gain (loss) and unrealized appreciation (depreciation)	20,619	(23)	(55)	4,795	54,628
Net increase in net assets resulting from operations	$117,077	$ 4,980	$1,333	$ 51,298	$55,487

*Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated transactions is included in the Notes to Financial Statements. †Amount less than one thousand.

See Notes to Financial Statements

126      American Funds Insurance Series

(dollars in thousands)
Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$ 2,012	$ 7,115		$ 3,114		$70,949
55	159		88		1,887
2,067	7,274		3,202		72,836

187	530		281		6,118
311	883		463		6,556
311	883		467		10,196
– †	–	†	–	†	–	†
–	–		–		–
53	58		54		142
2	6		4		86
4	19		6		124
1	3		2		34
6	6		6		7
12	12		12		12
2	11		3		818
889	2,411		1,298		24,093

62	177		94		2,039
43	9		30		–
105	186		124		2,039
784	2,225		1,174		22,054
1,283	5,049		2,028		50,782

–	–		–		–
(586)	229		(2,961)		4,957
(506)	–	†	–	†	–
–	–		–		–
7	–	†	–		–
1,333	12,606		11,244		172,372
248	12,835		8,283		177,329

–	–		–		–
28,742	30,925		24,088		329,625
(1)	(49)		(28)		(592)
–	–		–		–
28,741	30,876		24,060		329,033
28,989	43,711		32,343		506,362
$30,272	$48,760		$34,371		$557,144

American Funds Insurance Series      127

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$ 44,912	$ 43,253	$ 15,312	$ 16,207	$ 136,774	$ 179,970
Net realized gain (loss)	433,191	182,760	207,903	(26,426)	2,561,073	2,252,045
Net unrealized appreciation (depreciation)	1,102,516	(192,438)	731,086	93,893	3,159,797	(489,479)

Net increase (decrease) in net assets resulting from operations	1,580,619	33,575	954,301	83,674	5,857,644	1,942,536
Dividends and distributions paid to shareholders:
Dividends from net investment income	(42,742)	(51,522)	(21,019)	(13,487)	(136,164)	(177,667)
Distributions from net realized gain on investments	(174,096)	(443,911)	–	(724,863)	(2,251,429)	(1,900,853)

Total dividends and distributions paid to shareholders	(216,838)	(495,433)	(21,019)	(738,350)	(2,387,593)	(2,078,520)

Net capital share transactions	(335,425)	134,946	(495,098)	300,027	(34,343)	(111,950)

Total increase (decrease) in net assets	1,028,356	(326,912)	438,184	(354,649)	3,435,708	(247,934)
Net assets:
Beginning of year	5,206,720	5,533,632	3,876,854	4,231,503	21,549,750	21,797,684

End of year	$6,235,076	$5,206,720	$4,315,038	$3,876,854	$24,985,458	$21,549,750

Undistributed (distributions in excess of) net investment income	$3,242	$(4,119)	$10,507	$14,387	$41,109	$41,075

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$ 35,259	$ 30,357	$ 14,607	$ 10,171	$ 419,292	$ 356,748
Net realized gain (loss)	5,636	(11,768)	8,964	(5,074)	1,243,464	1,072,096
Net unrealized appreciation (depreciation)	242,768	(534)	35,709	5,120	1,880,231	360,724

Net increase (decrease) in net assets resulting from operations	283,663	18,055	59,280	10,217	3,542,987	1,789,568
Dividends and distributions paid to shareholders:
Dividends from net investment income	(32,772)	(30,394)	(14,010)	(11,031)	(405,124)	(347,205)
Distributions from net realized gain on investments	–	(4,687)	–	–	(1,069,604)	(465,866)

Total dividends and distributions paid to shareholders	(32,772)	(35,081)	(14,010)	(11,031)	(1,474,728)	(813,071)

Net capital share transactions	109,624	125,599	137,152	175,844	2,543,934	1,700,837

Total increase (decrease) in net assets	360,515	108,573	182,422	175,030	4,612,193	2,677,334
Net assets:
Beginning of year	1,101,452	992,879	412,035	237,005	21,047,901	18,370,567

End of year	$1,461,967	$1,101,452	$594,457	$412,035	$25,660,094	$21,047,901

Undistributed (distributions in excess of) net investment income	$4,347	$1,519	$261	$(948)	$92,516	$71,334

128      American Funds Insurance Series

								(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$ 105,868	$ 107,613	$ 32,918	$ 30,850	$ 195,270	$ 173,682	$ 44,369	$ 37,944	$ 445,666	$ 406,211
438,684	174,210	236,990	(49,262)	686,720	340,410	151,286	63,152	2,102,617	1,870,618
1,850,536	486	567,588	165,410	550,461	803,943	281,638	36,088	3,222,646	478,434

2,395,088	282,309	837,496	146,998	1,432,451	1,318,035	477,293	137,184	5,770,929	2,755,263

(124,236)	(112,086)	(34,131)	(26,290)	(188,626)	(170,997)	(42,795)	(36,671)	(435,451)	(395,167)
(100,924)	(637,485)	–	–	(328,660)	(595,206)	(33,692)	–	(1,807,557)	(2,694,334)

(225,160)	(749,571)	(34,131)	(26,290)	(517,286)	(766,203)	(76,487)	(36,671)	(2,243,008)	(3,089,501)

133,019	439,487	(164,517)	79,376	(178,554)	1,193,132	(289,969)	114,314	1,071,251	2,214,035
2,302,947	(27,775)	638,848	200,084	736,611	1,744,964	110,837	214,827	4,599,172	1,879,797

7,454,875	7,482,650	2,893,865	2,693,781	8,643,238	6,898,274	1,991,609	1,776,782	26,093,190	24,213,393

$9,757,822	$7,454,875	$3,532,713	$2,893,865	$9,379,849	$8,643,238	$2,102,446	$1,991,609	$30,692,362	$26,093,190

$2,852	$29,116	$4,643	$(14,553)	$37,271	$30,648	$6,666	$6,361	$88,048	$79,383

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$ 4,343	$ 3,667	$ 226,928	$ 188,699	$ 53,646	$ 49,208	$ 96,458	$ 106,342	$ 5,003	$ 4,590
9,276	1,518	(10,510)	163,219	(26,825)	(11,548)	24,442	(82,614)	408	4,966
38,239	5,219	193,041	(52,479)	132,187	25,290	(3,823)	262,380	(431)	(1,322)

51,858	10,404	409,459	299,439	159,008	62,950	117,077	286,108	4,980	8,234

(3,252)	(3,285)	(220,546)	(197,417)	(11,164)	(15,576)	(98,414)	(106,140)	(5,571)	(6,310)
(10,070)	–	(157,395)	(35,948)	(14,449)	(4,207)	–	–	(2,214)	(3,532)

(13,322)	(3,285)	(377,941)	(233,365)	(25,613)	(19,783)	(98,414)	(106,140)	(7,785)	(9,842)

63,483	25,497	(223,341)	898,544	85,999	(40,534)	(346,424)	(193,559)	2,570	(117)

102,019	32,616	(191,823)	964,618	219,394	2,633	(327,761)	(13,591)	(235)	(1,725)

251,880	219,264	10,889,517	9,924,899	2,248,184	2,245,551	1,781,641	1,795,232	340,405	342,130

$353,899	$251,880	$10,697,694	$10,889,517	$2,467,578	$2,248,184	$1,453,880	$1,781,641	$340,170	$340,405

$(671)	$(1,060)	$35,376	$59,835	$2,784	$(5,646)	$13,377	$17,830	$1,052	$1,033

American Funds Insurance Series      129

Statements of changes in net assets

			U.S. Government/		Managed Risk
	Ultra-Short Bond Fund		AAA-Rated Securities Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$ 1,388	$ (452)	$ 46,503	$ 36,028	$ 859	$ 731
Net realized gain (loss)	9	–	11,669	9,371	19,268	(560)
Net unrealized appreciation (depreciation)	(64)	(3)	(6,874)	(5,718)	35,360	6,120

Net increase (decrease) in net assets resulting from operations	1,333	(455)	51,298	39,681	55,487	6,291

Dividends and distributions paid to shareholders:
Dividends from net investment income	(906)	–	(43,993)	(46,049)	(734)	(330)
Distributions from net realized gain on investments	–	–	–	(60,973)	(4,142)	(15,012)

Total dividends and distributions paid to shareholders	(906)	–	(43,993)	(107,022)	(4,876)	(15,342)

Net capital share transactions	(46,638)	(11,965)	58,286	43,179	36,220	64,347

Total increase (decrease) in net assets	(46,211)	(12,420)	65,591	(24,162)	86,831	55,296
Net assets:
Beginning of year	351,016	363,436	3,037,724	3,061,886	201,128	145,832

End of year	$304,805	$351,016	$3,103,315	$3,037,724	$287,959	$201,128

Undistributed (distributions in excess of) net investment income	$462	$(20)	$9,726	$7,697	$1,399	$729

See Notes to Financial Statements

130      American Funds Insurance Series

						(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016

$ 1,283	$ 884	$ 5,049	$ 4,012	$ 2,028	$ 1,562	$ 50,782	$ 41,207
248	(4,433)	12,835	5,539	8,283	5,070	177,329	37,559
28,741	1,071	30,876	15,029	24,060	2,438	329,033	148,316

30,272	(2,478)	48,760	24,580	34,371	9,070	557,144	227,082

(900)	(843)	(5,161)	(3,375)	(1,867)	(1,707)	(31,722)	(44,188)
(1,403)	(2,185)	(5,568)	(5,923)	(7,726)	(8,465)	(38,742)	(93,578)

(2,303)	(3,028)	(10,729)	(9,298)	(9,593)	(10,172)	(70,464)	(137,766)

22,849	19,951	37,657	138,529	23,434	39,189	408,750	804,645

50,818	14,445	75,688	153,811	48,212	38,087	895,430	893,961

97,605	83,160	291,216	137,405	160,756	122,669	3,558,980	2,665,019

$148,423	$97,605	$366,904	$291,216	$208,968	$160,756	$4,454,410	$3,558,980

$1,323	$891	$5,669	$4,274	$2,167	$1,865	$53,091	$31,585

American Funds Insurance Series      131

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund – Seeks to provide long-term growth of capital.

Global Small Capitalization Fund – Seeks to provide long-term growth of capital.

Growth Fund – Seeks to provide growth of capital.

International Fund – Seeks to provide long-term growth of capital.

New World Fund – Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund – Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund – Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder – Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund – Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund – Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund – Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund – Seeks to provide current income and preservation of capital.

132      American Funds Insurance Series

Ultra-Short Bond Fund – Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund – Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund – Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund – Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Dividends and distributions to shareholders – Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

American Funds Insurance Series      133

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

134      American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series      135

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2017 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$1,081,264	$918,147	$–	$1,999,411
Consumer discretionary	694,629	438,256	–	1,132,885
Health care	382,457	363,432	–	745,889
Financials	218,654	432,229	–	650,883
Consumer staples	145,849	319,565	–	465,414
Industrials	130,560	254,066	–	384,626
Materials	79,260	60,639	–	139,899
Telecommunication services	–	69,545	–	69,545
Other	54,064	76,455	–	130,519
Miscellaneous	100,887	208,229	–	309,116
Bonds, notes & other debt instruments	–	1,998	–	1,998
Short-term securities	–	222,324	–	222,324
Total	$2,887,624	$3,364,885	$–	$6,252,509

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$15	$–	$15

*	Securities with a value of $3,130,602,000, which represented 50.21% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$ 329,356	$ 551,760	$ 9,428	$ 890,544
Health care	603,611	110,760	–	714,371
Information technology	412,279	301,973	–	714,252
Industrials	151,501	294,339	–	445,840
Financials	214,438	190,470	–	404,908
Materials	104,305	71,999	–	176,304
Consumer staples	3,788	143,003	–	146,791
Energy	84,263	24,844	10,408	119,515
Real estate	41,034	69,305	–	110,339
Utilities	11,606	63,512	–	75,118
Telecommunication services	–	18,660	–	18,660
Miscellaneous	102,354	108,632	–	210,986
Rights & warrants	376	–	–	376
Convertible bonds	–	8,667	–	8,667
Bonds, notes & other debt instruments	–	4,110	–	4,110
Short-term securities	–	274,471	–	274,471
Total	$2,058,911	$2,236,505	$19,836	$4,315,252

136      American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$ 89	$–	$ 89
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(1,192)	–	(1,192)
Total	$–	$(1,103)	$–	$(1,103)

* Securities with a value of $1,942,046,000, which represented 45.01% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

† Forward currency contracts are not included in the investment portfolio.
Growth Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$ 6,845,509	$ 915,367	$ –	$ 7,760,876
Consumer discretionary	4,738,236	94,422	–	4,832,658
Health care	3,259,476	–	–	3,259,476
Financials	2,185,851	147,823	–	2,333,674
Energy	1,816,396	25,468	–	1,841,864
Industrials	1,358,459	295,546	–	1,654,005
Consumer staples	417,696	145,792	–	563,488
Other	574,854	–	–	574,854
Miscellaneous	617,094	15,368	–	632,462
Convertible stocks	–	–	9,173	9,173
Short-term securities	–	1,576,732	–	1,576,732
Total	$21,813,571	$3,216,518	$9,173	$25,039,262

* Securities with a value of $1,614,318,000, which represented 6.46% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$ 41,115	$1,696,929	$–	$1,738,044
Information technology	234,815	942,033	–	1,176,848
Consumer discretionary	93,697	1,013,232	–	1,106,929
Health care	98,109	857,742	–	955,851
Industrials	32,143	862,182	–	894,325
Consumer staples	25,429	769,539	–	794,968
Materials	195,900	361,779	–	557,679
Utilities	–	515,357	–	515,357
Energy	143,691	315,986	–	459,677
Telecommunication services	–	244,269	–	244,269
Real estate	–	190,704	–	190,704
Miscellaneous	6,325	222,989	–	229,314
Rights & warrants	–	6,390	–	6,390
Bonds, notes & other debt instruments	–	71,438	–	71,438
Short-term securities	–	813,820	–	813,820
Total	$871,224	$8,884,389	$–	$9,755,613

See next page for footnote.

American Funds Insurance Series      137

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(355)	$–	$(355)

*	Securities with a value of $7,669,394,000, which represented 78.60% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$456,159	$447,994	$–	$904,153
Financials	161,231	233,656	–	394,887
Consumer discretionary	147,598	171,119	–	318,717
Energy	44,789	259,731	–	304,520
Consumer staples	37,317	247,836	–	285,153
Materials	133,930	140,519	–	274,449
Industrials	53,846	165,765	–	219,611
Health care	77,782	79,033	–	156,815
Telecommunication services	4,339	83,524	–	87,863
Utilities	54,367	12,099	–	66,466
Real estate	38,038	–	27	38,065
Miscellaneous	47,500	117,331	–	164,831
Preferred securities	–	–	1,340	1,340
Rights & warrants	–	62,810	–	62,810
Bonds, notes & other debt instruments	–	97,099	–	97,099
Short-term securities	–	171,372	–	171,372
Total	$1,256,896	$2,289,888	$1,367	$3,548,151

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$ 69	$–	$ 69
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(392)	–	(392)
Total	$–	$(323)	$–	$(323)

*	Securities with a value of $1,899,212,000, which represented 53.76% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

138      American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,797,572	$ –	$–	$1,797,572
Financials	1,260,539	–	–	1,260,539
Information technology	1,121,010	–	–	1,121,010
Industrials	1,065,467	–	–	1,065,467
Consumer staples	1,001,235	–	–	1,001,235
Telecommunication services	794,583	–	–	794,583
Energy	733,529	–	–	733,529
Consumer discretionary	520,449	–	–	520,449
Materials	259,727	–	–	259,727
Other	112,331	–	–	112,331
Miscellaneous	361,132	–	–	361,132
Short-term securities	–	349,194	–	349,194
Total	$9,027,574	$349,194	$–	$9,376,768

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$203,616	$ 295,474	$–	$ 499,090
Financials	120,856	106,026	–	226,882
Industrials	96,923	126,666	–	223,589
Consumer staples	46,060	138,984	–	185,044
Consumer discretionary	77,851	99,746	–	177,597
Health care	131,217	19,117	–	150,334
Energy	23,032	106,979	–	130,011
Materials	53,553	69,868	–	123,421
Real estate	61,482	11,605	–	73,087
Utilities	11,028	36,063	–	47,091
Telecommunication services	21,966	14,635	–	36,601
Miscellaneous	38,248	58,585	–	96,833
Convertible bonds	–	6,622	–	6,622
Bonds, notes & other debt instruments	–	41,995	–	41,995
Short-term securities	–	88,129	–	88,129
Total	$885,832	$1,220,494	$–	$2,106,326

*	Securities with a value of $1,083,748,000, which represented 51.55% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

American Funds Insurance Series      139

Growth-Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Information technology	$ 5,040,128	$ 155,981	$–	$ 5,196,109
Consumer discretionary	4,770,317	225,966	–	4,996,283
Health care	4,376,528	183,158	–	4,559,686
Financials	2,910,454	446,084	–	3,356,538
Industrials	2,578,432	332,460	–	2,910,892
Consumer staples	1,489,742	814,677	–	2,304,419
Energy	1,559,365	398,628	–	1,957,993
Materials	1,277,722	91,080	–	1,368,802
Telecommunication services	600,824	–	–	600,824
Real estate	535,421	–	–	535,421
Utilities	250,402	855	–	251,257
Mutual funds	55,129	–	–	55,129
Miscellaneous	480,393	309,384	–	789,777
Convertible stocks	6,192	5,450	–	11,642
Convertible bonds	–	107,354	–	107,354
Bonds, notes & other debt instruments	–	56,489	–	56,489
Short-term securities	–	1,651,258	–	1,651,258
Total	$25,931,049	$4,778,824	$–	$30,709,873

*	Securities with a value of $2,749,134,000, which represented 8.96% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total

Assets:
Common stocks:
Financials	$ 21,988	$ 313,223	$–	$ 335,211
Consumer staples	16,215	117,019	–	133,234
Industrials	–	122,482	–	122,482
Utilities	–	117,311	–	117,311
Information technology	25,969	88,895	–	114,864
Health care	12,545	100,340	–	112,885
Consumer discretionary	8,917	98,687	–	107,604
Real estate	–	89,077	–	89,077
Energy	4,763	76,029	–	80,792
Materials	10,678	62,774	–	73,452
Telecommunication services	–	43,293	–	43,293
Bonds, notes & other debt instruments	–	36,911	–	36,911
Short-term securities	–	93,397	–	93,397
Total	$101,075	$1,359,438	$–	$1,460,513

*	Securities with a value of $1,188,243,000, which represented 81.28% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

140      American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Energy	$52,870	$7,692	$–	$60,562
Financials	18,600	41,604	–	60,204
Consumer staples	19,698	32,724	–	52,422
Information technology	33,208	17,065	–	50,273
Consumer discretionary	16,007	21,266	–	37,273
Telecommunication services	5,072	30,191	–	35,263
Real estate	18,738	10,284	–	29,022
Utilities	5,189	21,210	–	26,399
Health care	14,691	8,660	–	23,351
Industrials	8,324	12,728	–	21,052
Materials	9,381	2,890	–	12,271
Miscellaneous	–	1,290	–	1,290
Convertible stocks	14,967	–	–	14,967
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	86,945	–	86,945
Mortgage-backed obligations	–	28,433	–	28,433
Corporate bonds & notes	–	21,514	–	21,514
Asset-backed obligations	–	3,981	–	3,981
Short-term securities	–	33,972	–	33,972
Total	$216,745	$382,449	$–	$599,194

*	Securities with a value of $207,107,000, which represented 34.84% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$4,377,468	$208,359	$2,985	$4,588,812
Health care	2,376,858	–	368	2,377,226
Financials	2,219,696	120,644	–	2,340,340
Consumer discretionary	1,734,901	–	–	1,734,901
Energy	1,436,851	1,999	–	1,438,850
Consumer staples	561,703	583,888	–	1,145,591
Materials	922,022	–	–	922,022
Industrials	863,216	2,948	16	866,180
Real estate	329,533	–	–	329,533
Telecommunication services	99,225	–	–	99,225
Miscellaneous	606,605	53,692	–	660,297
Convertible stocks	–	7,062	5,725	12,787
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	2,929,266	–	2,929,266
Corporate bonds & notes	–	2,277,205	13,081	2,290,286
Mortgage-backed obligations	–	1,357,892	–	1,357,892
Federal agency bonds & notes	–	51,094	–	51,094
Other	–	211,780	–	211,780
Short-term securities	–	2,803,299	–	2,803,299
Total	$15,528,078	$10,609,128	$22,175	$26,159,381

See next page for footnote.

American Funds Insurance Series      141

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 73	$ –	$–	$ 73
Unrealized appreciation on interest rate swaps	–	658	–	658
Liabilities:
Unrealized depreciation on futures contracts	(826)	–	–	(826)
Unrealized depreciation on interest rate swaps	–	(6,906)	–	(6,906)
Total	$(753)	$(6,248)	$–	$(7,001)

* Securities with a value of $957,800,000, which represented 3.73% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
† Futures contracts and interest rate swaps are not included in the investment portfolio.

Global Balanced Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$ 16,700	$ 22,876	$–	$ 39,576
Industrials	11,393	18,011	–	29,404
Financials	15,563	12,877	–	28,440
Consumer staples	13,257	12,223	–	25,480
Health care	13,467	4,281	–	17,748
Materials	7,529	8,099	–	15,628
Energy	7,323	8,128	–	15,451
Consumer discretionary	7,808	7,463	–	15,271
Utilities	2,201	5,269	–	7,470
Real estate	1,921	4,203	–	6,124
Miscellaneous	6,241	10,961	–	17,202
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	50,017	–	50,017
U.S. Treasury bonds & notes	–	33,942	–	33,942
Corporate bonds & notes	–	22,383	–	22,383
Mortgage-backed obligations	–	5,463	–	5,463
Asset-backed obligations	–	200	–	200
Short-term securities	–	26,448	–	26,448
Total	$103,403	$252,844	$–	$356,247

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$–	$ 144	$–	$ 144
Liabilities:
Unrealized depreciation on open forward currency contracts	–	(269)	–	(269)
Total	$–	$(125)	$–	$(125)

*	Securities with a value of $112,907,000, which represented 31.90% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

142      American Funds Insurance Series

Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$–	$ 3,460,122	$3,034	$ 3,463,156
U.S. Treasury bonds & notes	–	2,907,009	–	2,907,009
Mortgage-backed obligations	–	2,764,932	–	2,764,932
Bonds & notes of governments & government agencies outside the U.S.	–	681,980	–	681,980
Asset-backed obligations	–	297,847	–	297,847
Municipals	–	240,326	–	240,326
Federal agency bonds & notes	–	12,036	–	12,036
Common stocks	–	–	1,242	1,242
Rights & warrants	–	55	–	55
Short-term securities	–	2,366,794	–	2,366,794

Total	$–	$12,731,101	$4,276	$12,735,377

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 25	$ –	$–	$ 25
Unrealized appreciation on open forward currency contracts	–	10,220	–	10,220
Unrealized appreciation on interest rate swaps	–	18,448	–	18,448
Liabilities:
Unrealized depreciation on futures contracts	(4,181)	–	–	(4,181)
Unrealized depreciation on open forward currency contracts	–	(2,678)	–	(2,678)
Unrealized depreciation on interest rate swaps	–	(10,736)	–	(10,736)
Unrealized depreciation on credit default swaps	–	(184)	–	(184)

Total	$(4,156)	$ 15,070	$–	$ 10,914

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.
Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Euros	$ –	$ 355,443	$ –	$ 355,443
Japanese yen	–	200,098	–	200,098
Polish zloty	–	97,169	–	97,169
Mexican pesos	–	96,500	–	96,500
Indian rupees	–	62,664	–	62,664
Malaysian ringgits	–	55,646	–	55,646
Norwegian kroner	–	39,988	–	39,988
Australian dollars	–	34,394	–	34,394
British pounds	–	32,755	–	32,755
Thai baht	–	28,589	–	28,589
Danish kroner	–	25,806	–	25,806
Chilean pesos	–	21,977	–	21,977
Israeli shekels	–	20,893	–	20,893
Canadian dollars	–	18,967	–	18,967
U.S. dollars	–	1,062,266	604	1,062,870
Other	–	59,260	–	59,260
Convertible stocks	–	237	973	1,210
Common stocks	32	207	457	696
Short-term securities	–	277,548	–	277,548

Total	$32	$2,490,407	$2,034	$2,492,473

American Funds Insurance Series        143

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 195	$ –	$–	$ 195
Unrealized appreciation on open forward currency contracts	–	4,906	–	4,906
Unrealized appreciation on interest rate swaps	–	1,034	–	1,034
Liabilities:
Unrealized depreciation on futures contracts	(554)	–	–	(554)
Unrealized depreciation on open forward currency contracts	–	(4,246)	–	(4,246)
Unrealized depreciation on interest rate swaps	–	(2,513)	–	(2,513)

Total	$(359)	$ (819)	$–	$(1,178)

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$ –	$1,344,219	$12,774	$1,356,993
Other	–	13,338	–	13,338
Convertible bonds	–	5,860	–	5,860
Convertible stocks	2,727	4,900	5,553	13,180
Common stocks	2,744	2,698	5,414	10,856
Rights & warrants	–	36	–	36
Short-term securities	–	24,394	–	24,394

Total	$5,471	$1,395,445	$23,741	$1,424,657

	Other investments[1]
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on interest rate swaps	$–	$ 512	$–	$ 512
Liabilities:
Unrealized depreciation on interest rate swaps	–	(90)	–	(90)
Unrealized depreciation on credit default swaps	–	(419)	–	(419)

Total	$–	$ 3	$–	$ 3

[1]Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2017 (dollars in thousands):

	Beginning value at 1/1/2017	Transfers into Level 3	[2]	Purchases	Sales	Net realized gain	[3]	Unrealized appreciation	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2017

Investment securities	$22,631	$47		$859	$(340)	$5		$585			$(46)	$23,741

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2017												$ 585

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

3Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

144        American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2017	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Bonds, notes & other debt instruments	$12,774	Yield analysis	Yield risk premium	75 - 700 bps	Decrease
Convertible stocks	5,553	Market comparable companies	EBITDA multiple	13.3x	Increase
		Market comparable companies	EBITDA multiple	5.3x - 10.6x	Increase
			DLOM	24% - 35%	Decrease
Common stocks	5,414	Inputs to market comparables and transaction price	Weight ascribed to market comparables	50%	N/A
			Weight ascribed to transaction price	50%	N/A
	$23,741

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EBITDA = Earnings before income taxes, depreciation and amortization

DLOM = Discount for lack of marketability

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$215,884	$ –	$215,884
U.S. Treasury bonds & notes	–	54,720	–	54,720
Federal agency bonds & notes	–	41,556	–	41,556
Asset-backed obligations	–	11,285	–	11,285
Corporate bonds & notes	–	–	187	187
Short-term securities	–	92,757	–	92,757

Total	$ –	$416,202	$187	$416,389

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 21	$ –	$–	$ 21
Unrealized appreciation on interest rate swaps	–	1,539	–	1,539
Liabilities:
Unrealized depreciation on futures contracts	(653)	–	–	(653)
Unrealized depreciation on interest rate swaps	–	(2,325)	–	(2,325)

Total	$(632)	$ (786)	$–	$(1,418)

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2017, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series        145

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$–	$1,568,352	$–	$1,568,352
Mortgage-backed obligations	–	786,503	–	786,503
Federal agency bonds & notes	–	525,580	–	525,580
Short-term securities	–	458,280	–	458,280

Total	$–	$3,338,715	$–	$3,338,715

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 743	$ –	$–	$ 743
Unrealized appreciation on interest rate swaps	–	18,217	–	18,217
Liabilities:
Unrealized depreciation on futures contracts	(8,188)	–	–	(8,188)
Unrealized depreciation on interest rate swaps	–	(26,645)	–	(26,645)

Total	$(7,445)	$ (8,428)	$–	$(15,873)

  *Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2017, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks – Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

146        American Funds Insurance Series

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

American Funds Insurance Series        147

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency – The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds – The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the

148        American Funds Insurance Series

repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk – As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk – Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in futures contracts – In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

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investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging – There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions – Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities.

150        American Funds Insurance Series

Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps – Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

American Funds Insurance Series        151

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Futures	Forwards		Interest rate swaps	Credit default swaps
Global Growth Fund	Not applicable	$ 5,216		Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	92,699		Not applicable	Not applicable
International Fund	Not applicable	75,210		Not applicable	Not applicable
New World Fund	Not applicable	16,057		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	4,243	*	Not applicable	Not applicable
International Growth and Income Fund	Not applicable	14,332	*	Not applicable	Not applicable
Capital Income Builder Fund	Not applicable	382	*	Not applicable	Not applicable
Asset Allocation Fund	$ 258,722	Not applicable		$ 2,104,283	Not applicable
Global Balanced Fund	Not applicable	20,573		Not applicable	Not applicable
Bond Fund	1,981,823	500,381		2,184,779	$65,000
Global Bond Fund	139,311	655,462		508,390	Not applicable
High-Income Bond Fund	Not applicable	Not applicable		30,592	74,354
Mortgage Fund	252,976	Not applicable		1,144,902	Not applicable
U.S. Government/AAA-Rated Securities Fund	2,770,411	Not applicable		12,472,783	Not applicable
Managed Risk Growth Fund	13,000	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	6,600	Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	16,700	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	9,500	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	203,300	Not applicable		Not applicable	Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

152        American Funds Insurance Series

The following tables present the financial statement impacts resulting from the funds’ use of futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2017 (dollars in thousands):

			Global Growth Fund	Global Small Capitalization Fund	International Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	15	89	–
Forward currency	Currency	Receivables for closed forward currency contracts	–	44	–
Swap contracts	Interest	Net unrealized appreciation*	–	–	–
Swap contracts	Credit	Net unrealized appreciation*	–	–	–

			$ 15	$ 133	$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	–	1,192	355
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized depreciation*	–	–	–
Swap contracts	Credit	Net unrealized depreciation*	–	–	–

			$ –	$ 1,192	$ 355

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ –	$ –	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	241	(4,263)	(9,021)
Swap contracts	Interest	Net realized gain on swap contracts	–	–	–
Swap contracts	Credit	Net realized gain on swap contracts	–	–	–

			$ 241	$(4,263)	$(9,021)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(344)	(2,489)	1,789
Swap contracts	Interest	Net unrealized appreciation on swap contracts	–	–	–
Swap contracts	Credit	Net unrealized appreciation on swap contracts	–	–	–

			$(344)	$(2,489)	$ 1,789

See end of tables for footnotes.

American Funds Insurance Series        153

			New World Fund	Global Growth and Income Fund	International Growth and Income Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	69	–	–
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized appreciation*	–	–	–
Swap contracts	Credit	Net unrealized appreciation*	–	–	–

			$ 69	$ –	$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	392	–	–
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized depreciation*	–	–	–
Swap contracts	Credit	Net unrealized depreciation*	–	–	–

			$ 392	$ –	$ –

Net realized loss	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ –	$ –	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized loss on forward currency contracts	(881)	(157)	(143)
Swap contracts	Interest	Net realized gain on swap contracts	–	–	–
Swap contracts	Credit	Net realized gain on swap contracts	–	–	–

			$(881)	$(157)	$(143)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(333)	(147)	105
Swap contracts	Interest	Net unrealized appreciation on swap contracts	–	–	–
Swap contracts	Credit	Net unrealized appreciation on swap contracts	–	–	–

			$(333)	$(147)	$ 105

154        American Funds Insurance Series

			Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ –	$ 73	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	–	–	144
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	11
Swap contracts	Interest	Net unrealized appreciation*	–	658	–
Swap contracts	Credit	Net unrealized appreciation*	–	–	–

			$ –	$ 731	$ 155

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ –	$ 826	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	–	–	269
Forward currency	Currency	Payables for closed forward currency contracts	–	–	2
Swap contracts	Interest	Net unrealized depreciation*	–	6,906	–
Swap contracts	Credit	Net unrealized depreciation*	–	–	–

			$ –	$ 7,732	$ 271

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ –	$ 376	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized loss on forward currency contracts	(16)	–	(136)
Swap contracts	Interest	Net realized gain on swap contracts	–	3,089	–
Swap contracts	Credit	Net realized gain on swap contracts	–	–	–

			$(16)	$ 3,465	$(136)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$ –	$ (995)	$ –
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	5	–	(227)
Swap contracts	Interest	Net unrealized depreciation on swap contracts	–	(2,619)	–
Swap contracts	Credit	Net unrealized appreciation on swap contracts	–	–	–

			$ 5	$(3,614)	$(227)

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			Bond Fund	Global Bond Fund	High- Income Bond Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ 25	$ 195	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	10,220	4,906	–
Forward currency	Currency	Receivables for closed forward currency contracts	–	253	–
Swap contracts	Interest	Net unrealized appreciation*	18,448	1,034	512
Swap contracts	Credit	Net unrealized appreciation*	–	–	–

			$ 28,693	$ 6,388	$ 512

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ 4,181	$ 554	$ –
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	2,678	4,246	–
Forward currency	Currency	Payables for closed forward currency contracts	–	899	–
Swap contracts	Interest	Net unrealized depreciation*	10,736	2,513	90
Swap contracts	Credit	Net unrealized depreciation*	184	–	419

			$ 17,779	$ 8,212	$ 509

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ 17,742	$ 349	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized loss on forward currency contracts	(46,710)	(18,259)	–
Swap contracts	Interest	Net realized gain (loss) on swap contracts	30,366	(5,432)	(349)
Swap contracts	Credit	Net realized loss on swap contracts	(29,739)	–	(2,266)

			$(28,341)	$(23,342)	$(2,615)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized (depreciation) on futures contracts	$ (3,048)	$ (359)	$ –
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	5,615	6,025	–
Swap contracts	Interest	Net unrealized depreciation on swap contracts	(749)	(2,601)	(5)
Swap contracts	Credit	Net unrealized depreciation on swap contracts	(184)	–	(1,063)

			$ 1,634	$ 3,065	$(1,068)

156        American Funds Insurance Series

			Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ 21	$ 743	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	–	–	–
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized appreciation*	1,539	18,217	–
Swap contracts	Credit	Net unrealized appreciation*	–	–	–

			$ 1,560	$ 18,960	$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ 653	$ 8,188	$ 38
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	–	–	–
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized depreciation*	2,325	26,645	–
Swap contracts	Credit	Net unrealized depreciation*	–	–	–

			$ 2,978	$ 34,833	$ 38

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain (loss) on futures contracts	$ 587	$ (2,897)	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized loss on futures contracts	–	–	–
Forward currency	Currency	Net realized gain on forward currency contracts	–	–	–
Swap contracts	Interest	Net realized gain on swap contracts	281	16,684	–
Swap contracts	Credit	Net realized gain on swap contracts	–	–	–

			$ 868	$ 13,787	$ –

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$ (315)	$ (1,030)	$(38)
Futures contracts	Equity	Net unrealized depreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation on futures contracts	–	–	–
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized depreciation on swap contracts	(1,442)	(18,456)	–
Swap contracts	Credit	Net unrealized appreciation on swap contracts	–	–	–

			$(1,757)	$(19,486)	$(38)

American Funds Insurance Series        157

			Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ –	$ –	$ –
Futures contracts	Equity	Net unrealized appreciation*	–	–	–
Futures contracts	Currency	Net unrealized appreciation*	–	–	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	–	–	–
Forward currency	Currency	Receivables for closed forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized appreciation*	–	–	–
Swap contracts	Credit	Net unrealized appreciation*	–	–	–

			$ –	$ –	$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ 19	$ 49	$ 28
Futures contracts	Equity	Net unrealized depreciation*	–	–	–
Futures contracts	Currency	Net unrealized depreciation*	–	–	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	–	–	–
Forward currency	Currency	Payables for closed forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized depreciation*	–	–	–
Swap contracts	Credit	Net unrealized depreciation*	–	–	–

			$ 19	$ 49	$ 28

Net realized loss	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized loss on futures contracts	$(506)	$ –†	$ –†
Futures contracts	Equity	Net realized gain on futures contracts	–	–	–
Futures contracts	Currency	Net realized gain on futures contracts	–	–	–
Forward currency	Currency	Net realized gain on forward currency contracts	–	–	–
Swap contracts	Interest	Net realized gain on swap contracts	–	–	–
Swap contracts	Credit	Net realized gain on swap contracts	–	–	–

			$(506)	$ –†	$ –†

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$ (1)	$(49)	$(28)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–	–	–
Futures contracts	Currency	Net unrealized appreciation (depreciation) on futures contracts	–	–	–
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	–	–	–
Swap contracts	Interest	Net unrealized appreciation on swap contracts	–	–	–
Swap contracts	Credit	Net unrealized appreciation on swap contracts	–	–	–

			$ (1)	$(49)	$(28)

158        American Funds Insurance Series

Managed Risk Asset Allocation Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$ –
Futures contracts	Equity	Net unrealized appreciation*	–
Futures contracts	Currency	Net unrealized appreciation*	–
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	–
Forward currency	Currency	Receivables for closed forward currency contracts	–
Swap contracts	Interest	Net unrealized appreciation*	–
Swap contracts	Credit	Net unrealized appreciation*	–

$ –

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$ 592
Futures contracts	Equity	Net unrealized depreciation*	–
Futures contracts	Currency	Net unrealized depreciation*	–
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	–
Forward currency	Currency	Payables for closed forward currency contracts	–
Swap contracts	Interest	Net unrealized depreciation*	–
Swap contracts	Credit	Net unrealized depreciation*	–

$ 592

Net realized gain	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$ –
Futures contracts	Equity	Net realized gain on futures contracts	–
Futures contracts	Currency	Net realized loss on futures contracts	–
Forward currency	Currency	Net realized gain on forward currency contracts	–
Swap contracts	Interest	Net realized gain on swap contracts	–
Swap contracts	Credit	Net realized gain on swap contracts	–

$ –

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(592)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	–
Futures contracts	Currency	Net unrealized depreciation on futures contracts	–
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	–
Swap contracts	Interest	Net unrealized appreciation on swap contracts	–
Swap contracts	Credit	Net unrealized appreciation on swap contracts	–

$(592)

* Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

† Amount less than one thousand.

American Funds Insurance Series        159

Collateral – Funds that invest in futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts participate in a collateral program. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2017, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Bank of America, N.A.	$15	$–	$–	$–	$15

Global Small Capitalization Fund

Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Assets:
JPMorgan Chase	$ 89	$–	$ –	$–	$ 89
UBS AG	44	–	–	–	44

Total	$ 133	$–	$ –	$–	$133

Liabilities:
Citibank	$ 314	$–	$(152)	$–	$162
HSBC Bank	878	–	(521)	–	357

Total	$1,192	$–	$(673)	$–	$519

International Fund

Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
		Available to offset	Non-cash collateral*	Cash collateral	Net amount

Liabilities:
Bank of America, N.A.	$355	$–	$(228)	$–	$127

160        American Funds Insurance Series

New World Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Bank of America, N.A.	$ 8	$ (8)	$–	$–	$ –
JPMorgan Chase	60	(55)	–	–	5
UBS AG	1	–	–	–	1

Total	$ 69	$(63)	$–	$–	$ 6

Liabilities:
Bank of America, N.A.	$ 57	$ (8)	$–	$–	$ 49
Barclays Bank PLC	97	–	–	–	97
Citibank	59	–	–	–	59
Goldman Sachs	115	–	–	–	115
HSBC Bank	9	–	–	–	9
JPMorgan Chase	55	(55)	–	–	–

Total	$392	$(63)	$–	$–	$329

Global Balanced Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Bank of America, N.A.	$ 30	$ (30)	$–	$–	$ –
Bank of New York Mellon	1	–	–	–	1
Barclays Bank PLC	7	(7)	–	–	–
Citibank	40	(40)	–	–	–
Goldman Sachs	15	(15)	–	–	–
HSBC Bank	2	(2)	–	–	–
JPMorgan Chase	46	(46)	–	–	–
UBS AG	14	(14)	–	–	–

Total	$155	$(154)	$–	$–	$ 1

Liabilities:
Bank of America, N.A.	$ 52	$ (30)	$–	$–	$ 22
Barclays Bank PLC	59	(7)	–	–	52
Citibank	54	(40)	–	–	14
Goldman Sachs	15	(15)	–	–	–
HSBC Bank	10	(2)	–	–	8
JPMorgan Chase	52	(46)	–	–	6
UBS AG	29	(14)	–	–	15

Total	$271	$(154)	$–	$–	$117

See end of tables for footnote.

American Funds Insurance Series        161

Bond Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Bank of America, N.A.	$ 3,012	$ –	$(2,182)	$(830)	$ –
Citibank	374	(374)	–	–	–
JPMorgan Chase	6,372	(1,426)	(4,946)	–	–
UBS AG	462	–	(382)	–	80

Total	$10,220	$(1,800)	$(7,510)	$(830)	$ 80

Liabilities:
Citibank	$ 1,131	$ (374)	$ (280)	$ –	$477
HSBC Bank	121	–	–	–	121
JPMorgan Chase	1,426	(1,426)	–	–	–

Total	$ 2,678	$(1,800)	$ (280)	$ –	$598

Global Bond Fund
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement			Net amount
		Available to offset	Non-cash collateral*	Cash collateral

Assets:
Bank of America, N.A.	$ 321	$ (321)	$ –	$ –	$ –
Barclays Bank PLC	335	(219)	–	–	116
Citibank	2,208	(1,250)	–	(958)	–
Goldman Sachs	275	(275)	–	–	–
HSBC Bank	143	(143)	–	–	–
JPMorgan Chase	1,212	(1,130)	–	–	82
UBS AG	665	(665)	–	–	–

Total	$5,159	$(4,003)	$ –	$(958)	$198

Liabilities:
Bank of America, N.A.	$ 789	$ (321)	$ (468)	$ –	$ –
Barclays Bank PLC	219	(219)	–	–	–
Citibank	1,250	(1,250)	–	–	–
Goldman Sachs	569	(275)	(260)	–	34
HSBC Bank	408	(143)	(250)	–	15
JPMorgan Chase	1,130	(1,130)	–	–	–
UBS AG	780	(665)	(115)	–	–

Total	$5,145	$(4,003)	$(1,093)	$ –	$ 49

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

162        American Funds Insurance Series

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2017, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$31,444	$44,103	$112,122	$158,459	$8,129	$233,361
Undistributed long-term capital gain	402,492	147,040	2,434,009	324,550	93,323	502,967
Capital loss carryforward utilized	–	55,253	–	–	123,342	–
Gross unrealized appreciation on investments	2,228,168	1,203,855	9,792,218	2,530,645	890,201	2,526,460
Gross unrealized depreciation on investments	(44,698)	(195,609)	(457,553)	(338,548)	(52,274)	(211,893)
Net unrealized appreciation (depreciation) on investments	2,183,470	1,008,246	9,334,665	2,192,097	837,927	2,314,567
Cost of investments	4,069,054	3,305,903	15,704,597	7,563,161	2,709,901	7,062,201
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	5,191	1,827	(576)	(7,896)	20,408	(21)
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	–	–	–	–	1	–

American Funds Insurance Series        163

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$30,483	$199,924	$4,856	$2,111	$180,609	$–
Late year ordinary loss deferral*	–	–	–	–	–	(316)
Undistributed long-term capital gain	127,553	2,005,758	–	1,388	1,027,497	–
Post-October capital loss deferral*	–	–	–	–	–	(158)
Capital loss carryforward†	–	–	(4,708)	–	–	–
Capital loss carryforward utilized	–	–	7,616	6,972	–	–
Gross unrealized appreciation on investments	537,511	9,497,980	226,556	44,448	5,969,515	63,652
Gross unrealized depreciation on investments	(24,059)	(759,857)	(34,284)	(14,396)	(591,767)	(4,747)
Net unrealized appreciation (depreciation) on investments	513,452	8,738,123	192,272	30,052	5,377,748	58,905
Cost of investments	1,592,874	21,971,750	1,268,241	569,142	20,774,632	297,217
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	(1,269)	(1,550)	341	611	7,014	(702)
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	–	–	–	1	–	–

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Undistributed ordinary income	$43,324	$5,555	$14,711	$1,055	$481	$9,342
Undistributed long-term capital gain	14,531	6,778	–	–	–	–
Capital loss carryforward†	–	–	(146,596)	(490)	–	(1,300)
Capital loss carryforward utilized	–	–	23,967	–	–	4,995
Capital loss carryforward expired	–	–	45,026	–	–	–
Gross unrealized appreciation on investments	162,798	81,621	32,856	4,807	4	47,238
Gross unrealized depreciation on investments	(107,507)	(47,515)	(54,535)	(4,665)	(45)	(58,565)
Net unrealized appreciation (depreciation) on investments	55,291	34,106	(21,679)	142	(41)	(11,327)
Cost of investments	12,692,366	2,457,189	1,454,834	414,829	305,768	3,334,169
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	(30,841)	(34,052)	(2,497)	585	–	(481)
Reclassification to (from) undistributed/ distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	–	–	–	2	–	–
Reclassification to (from) capital paid in on shares of beneficial interest from (to) accumulated net realized loss/distribution in excess of net realized gain	–	–	(45,026)	–	9	–

164        American Funds Insurance Series

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Undistributed ordinary income	$ 1,399	$ 1,323	$ 5,669	$ 2,167	$ 53,091
Undistributed long-term capital gain	20,518	732	12,104	9,926	174,185

Gross unrealized appreciation on investments	29,694	19,293	31,349	14,187	339,240

Gross unrealized depreciation on investments	(9,040)	(7,137)	(3,121)	(5,803)	(648)
Net unrealized appreciation (depreciation) on investments	20,654	12,156	28,228	8,384	338,592

Cost of investments	267,404	136,312	338,850	200,658	4,118,068

Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	545	49	1,507	141	2,446

*These deferrals are considered incurred in the subsequent year.

†Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforwards remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$16,830	$ 55,298	$ 72,128	$24,109	$126,735	$150,844
Class 1A*	15	16	31
Class 2	24,835	114,893	139,728	44,725	291,772	336,497
Class 4	1,062	3,889	4,951	945	7,147	8,092

Total	$42,742	$174,096	$216,838	$69,779	$425,654	$495,433

Global Small Capitalization Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$10,151	$–	$10,151	$11,807	$273,687	$285,494
Class 1A*	1	–	1
Class 2	10,597	–	10,597	12,193	433,806	445,999
Class 4	270	–	270	142	6,715	6,857

Total	$21,019	$–	$21,019	$24,142	$714,208	$738,350

See end of tables for footnotes.

American Funds Insurance Series        165

Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$ 75,247	$ 713,987	$ 789,234	$ 68,458	$ 603,135	$ 671,593
Class 1A*	15	63	78
Class 2	110,909	1,409,266	1,520,175	105,243	1,244,603	1,349,846
Class 3	1,601	18,484	20,085	1,482	16,336	17,818
Class 4	4,893	53,128	58,021	2,484	36,779	39,263

Total	$192,665	$2,194,928	$2,387,593	$177,667	$1,900,853	$2,078,520

International Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$ 70,384	$49,783	$120,167	$ 59,237	$296,124	$355,361
Class 1A*	17	3	20
Class 2	53,513	46,642	100,155	51,666	334,251	385,917
Class 3	396	331	727	389	2,445	2,834
Class 4	3,025	1,066	4,091	794	4,665	5,459

Total	$127,335	$97,825	$225,160	$112,086	$637,485	$749,571

New World Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends paid

Class 1	$21,960	$–	$21,960	$17,725	$–	$17,725
Class 1A*	6	–	6
Class 2	9,149	–	9,149	7,100	–	7,100
Class 4	3,016	–	3,016	1,465	–	1,465

Total	$34,131	$–	$34,131	$26,290	$–	$26,290

Blue Chip Income and Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid

Class 1	$140,306	$170,748	$311,054	$137,434	$292,079	$429,513
Class 1A*	12	5	17
Class 2	82,680	113,013	195,693	92,301	236,696	328,997
Class 4	4,917	5,605	10,522	2,759	4,934	7,693

Total	$227,915	$289,371	$517,286	$232,494	$533,709	$766,203

166        American Funds Insurance Series

Global Growth and Income Fund

	Year ended December 31, 2017				Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains		Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$10,516	$ 7,109		$17,625	$11,131	$–	$11,131
Class 1A*	2	—	*	2
Class 2	30,799	26,178		56,977	25,283	–	25,283
Class 4	1,478	405		1,883	257	–	257
Total	$42,795	$33,692		$76,487	$36,671	$–	$36,671

Growth-Income Fund

	Year ended December 31, 2017				Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains		Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$250,221	$ 884,958		$1,135,179	$263,296	$1,172,060	$1,435,356
Class 1A*	24	16		40
Class 2	195,450	853,292		1,048,742	250,881	1,329,722	1,580,603
Class 3	2,421	10,140		12,561	3,141	16,262	19,403
Class 4	9,973	36,513		46,486	8,305	45,834	54,139
Total	$458,089	$1,784,919		$2,243,008	$525,623	$2,563,878	$3,089,501

International Growth and Income Fund

	Year ended December 31, 2017				Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains		Total dividends paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$25,860	$–		$25,860	$23,268	$3,458	$26,726
Class 1A*	14	–		14
Class 2	5,714	–		5,714	6,231	1,080	7,311
Class 4	1,184	–		1,184	895	149	1,044
Total	$32,772	$–		$32,772	$30,394	$4,687	$35,081

Capital Income Builder

	Year ended December 31, 2017				Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains		Total dividends paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$ 6,303	$–		$ 6,303	$ 4,372	$–	$ 4,372
Class 1A*	8	–		8
Class 2	23	–		23	2	–	2
Class 4	7,676	–		7,676	6,657	–	6,657
Total	$14,010	$–		$14,010	$11,031	$–	$11,031

See end of tables for footnotes.

American Funds Insurance Series        167

Asset Allocation Fund

	Year ended December 31, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$287,347		$ 666,425		$ 953,772	$229,739	$280,306	$510,045
Class 1A*	50		70		120
Class 2	84,847		241,077		325,924	81,019	120,303	201,322
Class 3	601		1,646		2,247	580	860	1,440
Class 4	47,458		145,207		192,665	38,591	61,673	100,264
Total	$420,303		$1,054,425		$1,474,728	$349,929	$463,142	$813,071

Global Balanced Fund

	Year ended December 31, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$1,298		$2,309		$ 3,607	$ 939	$–	$ 939
Class 1A*	3		5		8
Class 2	2,516		5,414		7,930	2,225	–	2,225
Class 4	582		1,195		1,777	121	–	121
Total	$4,399		$8,923		$13,322	$3,285	$–	$3,285

Bond Fund

	Year ended December 31, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$211,473		$25,594		$237,067	$138,255	$11,305	$149,560
Class 1A*	19		1		20
Class 2	119,175		15,280		134,455	74,576	7,465	82,041
Class 4	5,958		441		6,399	1,614	150	1,764
Total	$336,625		$41,316		$377,941	$214,445	$18,920	$233,365

Global Bond Fund

	Year ended December 31, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$14,181		$103		$14,284	$10,101	$ 872	$10,973
Class 1A*	–	†	–	†	–†
Class 2	11,033		99		11,132	7,811	923	8,734
Class 4	196		1		197	68	8	76
Total	$25,410		$203		$25,613	$17,980	$1,803	$19,783

168        American Funds Insurance Series

High-Income Bond Fund

	Year ended December 31, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$43,976		$–		$43,976	$ 57,104	$–	$ 57,104
Class 1A*	12		–		12
Class 2	51,640		–		51,640	47,007	–	47,007
Class 3	805		–		805	746	–	746
Class 4	1,981		–		1,981	1,283	–	1,283
Total	$98,414		$–		$98,414	$106,140	$–	$106,140

Mortgage Fund

	Year ended December 31, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$5,106		$1,186		$6,292	$7,780	$152	$7,932
Class 1A*	2		–	†	2
Class 2	1,025		262		1,287	1,648	35	1,683
Class 4	165		39		204	222	5	227
Total	$6,298		$1,487		$7,785	$9,650	$192	$9,842

Ultra-Short Bond Fund

	Year ended December 31, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$184		$–		$184	$–	$–	$–
Class 1A*	–	†	–		–†
Class 2	697		–		697	–	–	–
Class 3	15		–		15	–	–	–
Class 4	10		–		10	–	–	–
Total	$906		$–		$906	$–	$–	$–

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2017					Year ended December 31, 2016

Share class	Ordinary income		Long-term capital gains		Total dividends paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$23,690		$–		$23,690	$44,429	$ 7,982	$ 52,411
Class 1A*	1		–		1
Class 2	19,498		–		19,498	43,530	8,728	52,258
Class 3	141		–		141	307	60	367
Class 4	663		–		663	1,615	371	1,986
Total	$43,993		$–		$43,993	$89,881	$17,141	$107,022

American Funds Insurance Series        169

Managed Risk Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 7	$ 22	$ 29	$ 3	$ 57	$ 60
Class P2	727	4,120	4,847	327	14,955	15,282
Total	$734	$4,142	$4,876	$330	$15,012	$15,342

Managed Risk International Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 1	$ 1	$ 2	$ 2	$ 4	$ 6
Class P2	899	1,402	2,301	841	2,181	3,022
Total	$900	$1,403	$2,303	$843	$2,185	$3,028

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 4	$ 3	$ 7	$ 5	$ 8	$ 13
Class P2	5,157	5,565	10,722	3,370	5,915	9,285
Total	$5,161	$5,568	$10,729	$3,375	$5,923	$9,298

Managed Risk Growth-Income Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 19	$ 73	$ 92	$ 15	$ 64	$ 79
Class P2	1,848	7,653	9,501	1,692	8,401	10,093
Total	$1,867	$7,726	$9,593	$1,707	$8,465	$10,172

Managed Risk Asset Allocation Fund

	Year ended December 31, 2017			Year ended December 31, 2016

Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$11,453	$13,811	$25,264	$16,330	$29,417	$ 45,747
Class P2	20,269	24,931	45,200	27,858	64,161	92,019
Total	$31,722	$38,742	$70,464	$44,188	$93,578	$137,766

*Class 1A shares began investment operations on January 6, 2017.

†Amount less than one thousand.

170        American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On December 4, 2017, the series’ board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on average daily net assets in excess of $4 billion for New World Fund, decreasing the annual rate to 0.350% on average daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on average daily net assets in excess of $13 billion for Bond Fund. CRMC is waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2017, total investment advisory services fees waived by CRMC were $2,496,000.

The range of rates, net asset levels and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2017, before waiver	For the year ended December 31, 2017, after waiver
Fund	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.460%	$ .6	$ 5.0	.520%	.520%
Global Small Capitalization Fund	.800	.635	.6	5.0	.697	.697
Growth Fund	.500	.280	.6	34.0	.326	.326
International Fund	.690	.430	.5	21.0	.495	.495
New World Fund	.850	.620	.5	2.5	.704	.704
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.594	.594
Growth-Income Fund	.500	.219	.6	34.0	.262	.262
International Growth and Income Fund	.690	.530	.5	1.0	.614	.614
Capital Income Builder Fund	.500		all		.500	.500
Asset Allocation Fund	.500	.240	.6	21.0	.268	.268
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.330	.6	8.0	.362	.362
Global Bond Fund	.570	.450	1.0	3.0	.529	.529
High-Income Bond Fund	.500	.420	.6	2.0	.467	.467
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.338	.338
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

American Funds Insurance Series        171

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements – CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2017, total expenses reimbursed by CRMC were $102,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$188
Class 1A*	$ –	$ 2	–†
Class 2	9,611	Not applicable	385
Class 4	352	352	14

Total class-specific expenses	$9,963	$354	$587

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$160
Class 1A*	$ –	$ –	†	–†
Class 2	6,149	Not applicable		246
Class 4	171	171		7

Total class-specific expenses	$6,320	$171		$413

172        American Funds Insurance Series

Growth Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 774
Class 1A*	$ –	$ 2		—†
Class 2	37,831	Not applicable		1,513
Class 3	362	Not applicable		20
Class 4	1,542	1,542		62

Total class-specific expenses	$39,735	$1,544		$2,369

International Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$446
Class 1A*	$ –	$ 1		—†
Class 2	10,407	Not applicable		416
Class 3	53	Not applicable		3
Class 4	304	304		12

Total class-specific expenses	$10,764	$305		$877

New World Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$194
Class 1A*	$ –	$ 1		—†
Class 2	2,507	Not applicable		100
Class 4	821	820		33

Total class-specific expenses	$3,328	$821		$327

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$538
Class 1A*	$ –	$ –	†	—†
Class 2	8,620	Not applicable		345
Class 4	440	440		18

Total class-specific expenses	$9,060	$440		$901

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$51
Class 1A*	$ –	$ –	†	–†
Class 2	3,734	Not applicable		149
Class 4	79	79		3

Total class-specific expenses	$3,813	$79		$203

Growth-Income Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$1,424
Class 1A*	$ –	$ 2		–†
Class 2	33,675	Not applicable		1,347
Class 3	292	Not applicable		16
Class 4	1,513	1,513		61

Total class-specific expenses	$35,480	$1,515		$2,848

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$100
Class 1A*	$ –	$ 1		–†
Class 2	656	Not applicable		26
Class 4	123	122		5

Total class-specific expenses	$779	$123		$131

Capital Income Builder

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$20
Class 1A*	$ –	$ 1		–†
Class 2	2	Not applicable		–†
Class 4	746	746		30

Total class-specific expenses	$748	$747		$50

See end of tables for footnotes.

American Funds Insurance Series        173

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$1,501
Class 1A*	$ –	$ 4		–†
Class 2	13,450	Not applicable		538
Class 3	66	Not applicable		4
Class 4	8,079	8,080		323

Total class-specific expenses	$21,595	$8,084		$2,366

Global Balanced Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 8
Class 1A*	$ –	$ –		–†
Class 2	487	Not applicable		19
Class 4	65	65		3

Total class-specific expenses	$552	$65		$30

Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 673
Class 1A*	$ –	$ 1		–†
Class 2	9,931	Not applicable		397
Class 4	359	359		15

Total class-specific expenses	$10,290	$360		$1,085

Global Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$121
Class 1A*	$ –	$ –	†	–†
Class 2	2,887	Not applicable		115
Class 4	42	42		2

Total class-specific expenses	$2,929	$42		$238

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 81
Class 1A*	$ –	$ –	†	–†
Class 2	1,994	Not applicable		80
Class 3	23	Not applicable		1
Class 4	67	67		3

Total class-specific expenses	$2,084	$67		$165

Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$27
Class 1A*	$ –	$ –	†	–†
Class 2	156	Not applicable		6
Class 4	24	25		1

Total class-specific expenses	$180	$25		$34

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$ 4
Class 1A*	$ –	$ –		–
Class 2	659	Not applicable		26
Class 3	7	Not applicable		–†
Class 4	38	38		2

Total class-specific expenses	$704	$38		$32

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$145
Class 1A*	$ –	$ –	†	–†
Class 2	3,721	Not applicable		149
Class 3	19	Not applicable		1
Class 4	143	144		6

Total class-specific expenses	$3,883	$144		$301

174        American Funds Insurance Series

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 3
Class P2	$616	616

Total class-specific expenses	$616	$619

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ –†
Class P2	$311	311

Total class-specific expenses	$311	$311

Managed Risk Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ –†
Class P2	$883	883

Total class-specific expenses	$883	$883

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 5
Class P2	$463	463

Total class-specific expenses	$463	$468

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 3,640
Class P2	$6,556	6,556

Total class-specific expenses	$6,556	$10,196

*Class 1A shares began investment operations on January 6, 2017.

†Amount less than one thousand.

American Funds Insurance Series        175

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$36	$14		$ 50
Global Small Capitalization Fund	26	10		36
Growth Fund	146	57		203
International Fund	52	21		73
New World Fund	20	8		28
Blue Chip Income and Growth Fund	56	22		78
Global Growth and Income Fund	13	5		18
Growth-Income Fund	175	68		243
International Growth and Income Fund	8	3		11
Capital Income Builder	3	1		4
Asset Allocation Fund	144	56		200
Global Balanced Fund	2	1		3
Bond Fund	70	26		96
Global Bond Fund	15	6		21
High-Income Bond Fund	11	4		15
Mortgage Fund	2	1		3
Ultra-Short Bond Fund	2	1		3
U.S. Government/AAA-Rated Securities Fund	19	7		26
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	–	*	1
Managed Risk Blue Chip Income and Growth Fund	2	1		3
Managed Risk Growth-Income Fund	2	–	*	2
Managed Risk Asset Allocation Fund	24	10		34

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sales transactions between each fund and related funds as of December 31, 2017 (dollars in thousands):

	Purchases	Sales
Global Small Capitalization Fund	$15,273	$109,018
Blue Chip Income and Growth Fund	80,277	170,978

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2017.

176        American Funds Insurance Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$202,598	7,210	$ 72,128	2,554	$(331,323)	(11,655)	$ (56,597)	(1,891)
Class 1A2	2,333	80	31	1	(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015	(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178	(11,055)	(400)	86,827	3,049

Total net increase (decrease)	$353,297	12,603	$216,838	7,748	$(905,560)	(32,450)	$(335,425)	(12,099)

Year ended December 31, 2016
Class 1	$214,321	8,771	$150,842	6,520	$(225,629)	(9,136)	$ 139,534	6,155
Class 2	98,924	4,087	336,499	14,694	(451,495)	(18,489)	(16,072)	292
Class 4	31,776	1,313	8,092	354	(28,384)	(1,172)	11,484	495

Total net increase (decrease)	$345,021	14,171	$495,433	21,568	$(705,508)	(28,797)	$ 134,946	6,942

Global Small Capitalization Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$128,448	5,651	$ 10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	–	[3]	– [3]	– [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880

Total net increase (decrease)	$229,690	10,052	$ 20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

Year ended December 31, 2016
Class 1	$161,105	7,595	$285,447	14,932		$(368,707)	(16,753)	$ 77,845	5,774
Class 2	54,521	2,619	445,999	23,986		(293,447)	(14,137)	207,073	12,468
Class 4	16,563	792	6,857	365		(8,311)	(402)	15,109	755

Total net increase (decrease)	$232,189	11,006	$738,303	39,283		$(670,465)	(31,292)	$ 300,027	18,997

See end of tables for footnotes.

American Funds Insurance Series        177

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 505,734	6,906	$ 786,807	11,094		$(1,258,545)	(16,930)	$ 33,996	1,070
Class 1A2	2,708	36	78	1		(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621		(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282		(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832		(56,254)	(776)	409,078	5,565

Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830		$(3,541,822)	(48,137)	$ (34,343)	969

Year ended December 31, 2016
Class 1	$ 458,166	7,079	$ 669,418	10,693		$ (964,251)	(14,691)	$ 163,333	3,081
Class 2	177,712	2,745	1,349,846	21,732		(1,859,064)	(28,538)	(331,506)	(4,061)
Class 3	1,102	18	17,818	284		(27,723)	(425)	(8,803)	(123)
Class 4	75,062	1,167	39,264	638		(49,300)	(768)	65,026	1,037

Total net increase (decrease)	$ 712,042	11,009	$2,076,346	33,347		$(2,900,338)	(44,422)	$(111,950)	(66)

International Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 760,186	38,348	$ 119,937	5,881		$ (613,463)	(30,471)	$ 266,660	13,758
Class 1A2	1,638	80	20	1		(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954		(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36		(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200		(14,987)	(752)	198,322	9,537

Total net increase (decrease)	$1,146,191	57,471	$ 224,930	11,072		$(1,238,102)	(62,270)	$ 133,019	6,273

Year ended December 31, 2016
Class 1	$ 502,624	29,474	$ 355,240	22,171		$ (416,969)	(24,055)	$ 440,895	27,590
Class 2	190,542	11,247	385,917	24,231		(598,017)	(34,790)	(21,558)	688
Class 3	122	7	2,834	177		(5,902)	(343)	(2,946)	(159)
Class 4	25,077	1,477	5,458	345		(7,439)	(436)	23,096	1,386

Total net increase (decrease)	$ 718,365	42,205	$ 749,449	46,924		$(1,028,327)	(59,624)	$ 439,487	29,505

New World Fund
	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 280,518	12,105	$ 21,909	893		$ (475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	–	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789

Total net increase (decrease)	$ 552,064	24,251	$ 34,080	1,393		$ (750,661)	(32,735)	$(164,517)	(7,091)

Year ended December 31, 2016
Class 1	$ 343,390	17,604	$ 17,686	901		$ (250,303)	(12,858)	$ 110,773	5,647
Class 2	51,238	2,661	7,100	365		(149,682)	(7,790)	(91,344)	(4,764)
Class 4	71,177	3,754	1,465	75		(12,695)	(670)	59,947	3,159

Total net increase (decrease)	$ 465,805	24,019	$ 26,251	1,341		$ (412,680)	(21,318)	$ 79,376	4,042

178        American Funds Insurance Series

Blue Chip Income and Growth Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 458,480	32,688	$ 309,238	21,989		$ (834,928)	(58,499)	$ (67,210)	(3,822)
Class 1A2	593	42	17	1		(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095		(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756		(43,213)	(3,132)	96,738	6,883
Total net increase (decrease)	$ 623,141	44,491	$ 515,470	36,841		$(1,317,165)	(93,008)	$ (178,554)	(11,676)

Year ended December 31, 2016
Class 1	$ 986,168	74,990	$ 426,031	33,628		$ (260,962)	(20,029)	$1,151,237	88,589
Class 2	42,572	3,274	328,996	26,334		(424,524)	(32,897)	(52,956)	(3,289)
Class 4	105,759	8,137	7,693	611		(18,601)	(1,441)	94,851	7,307
Total net increase (decrease)	$1,134,499	86,401	$ 762,720	60,573		$ (704,087)	(54,367)	$1,193,132	92,607

Global Growth and Income Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 133,943	8,899	$ 16,607	1,095		$ (345,498)	(23,190)	$ (194,948)	(13,196)
Class 1A2	125	8	3	–	[3]	(3)	– [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881
Total net increase (decrease)	$ 222,862	14,791	$ 75,469	4,998		$ (588,300)	(39,726)	$ (289,969)	(19,937)

Year ended December 31, 2016
Class 1	$ 292,208	23,201	$ 10,481	808		$ (49,576)	(3,887)	$ 253,113	20,122
Class 2	25,520	2,043	25,283	1,955		(199,986)	(15,865)	(149,183)	(11,867)
Class 4	12,357	989	257	20		(2,230)	(180)	10,384	829
Total net increase (decrease)	$ 330,085	26,233	$ 36,021	2,783		$ (251,792)	(19,932)	$ 114,314	9,084

Growth-Income Fund
	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$1,521,886	32,100	$1,132,034	24,392		$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1		(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899		(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271		(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020		(56,983)	(1,217)	257,338	5,444
Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583		$(3,081,099)	(65,062)	$1,071,251	23,873

Year ended December 31, 2016
Class 1	$1,364,357	31,261	$1,429,866	34,358		$ (830,642)	(18,888)	$1,963,581	46,731
Class 2	142,903	3,288	1,580,603	38,422		(1,561,195)	(35,880)	162,311	5,830
Class 3	1,293	30	19,402	467		(23,792)	(543)	(3,097)	(46)
Class 4	72,892	1,695	54,139	1,325		(35,791)	(829)	91,240	2,191
Total net increase (decrease)	$1,581,445	36,274	$3,084,010	74,572		$(2,451,420)	(56,140)	$2,214,035	54,706

See end of tables for footnotes.

American Funds Insurance Series        179

International Growth and Income Fund
	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$186,307	11,140	$25,860	1,487	$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1	(1)	– [3]	2,113	122
Class 2	8,391	510	5,714	329	(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69	(3,332)	(202)	17,317	1,031
Total net increase (decrease)	$216,263	12,935	$32,772	1,886	$(139,411)	(8,392)	$109,624	6,429

Year ended December 31, 2016
Class 1	$105,994	7,226	$26,726	1,853	$ (5,982)	(396)	$126,738	8,683
Class 2	17,101	1,182	7,312	508	(30,910)	(2,088)	(6,497)	(398)
Class 4	8,076	551	1,044	73	(3,762)	(258)	5,358	366
Total net increase (decrease)	$131,171	8,959	$35,082	2,434	$ (40,654)	(2,742)	$125,599	8,651

Capital Income Builder
	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 84,130	8,355	$ 6,303	622	$ (9,923)	(984)	$ 80,510	7,993
Class 1A2	1,245	122	8	1	(365)	(36)	888	87
Class 2	1,371	136	23	2	(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760	(19,222)	(1,922)	54,482	5,428
Total net increase (decrease)	$152,774	15,203	$14,010	1,385	$(29,632)	(2,954)	$137,152	13,634

Year ended December 31, 2016
Class 1	$ 95,122	9,946	$ 4,372	458	$(23,129)	(2,439)	$ 76,365	7,965
Class 2	144	15	2	–	(2)	–	144	15
Class 4	113,152	11,813	6,657	699	(20,474)	(2,162)	99,335	10,350
Total net increase (decrease)	$208,418	21,774	$11,031	1,157	$(43,605)	(4,601)	$175,844	18,330

Asset Allocation Fund
	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$1,929,702	84,102	$ 953,771	41,982	$ (641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530
Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Year ended December 31, 2016
Class 1	$1,419,998	67,404	$ 510,045	24,119	$ (436,287)	(20,771)	$1,493,756	70,752
Class 2	190,550	9,074	201,323	9,626	(504,479)	(24,294)	(112,606)	(5,594)
Class 3	672	32	1,439	68	(4,926)	(233)	(2,815)	(133)
Class 4	385,933	18,332	100,264	4,812	(163,695)	(7,917)	322,502	15,227
Total net increase (decrease)	$1,997,153	94,842	$ 813,071	38,625	$(1,109,387)	(53,215)	$1,700,837	80,252

180        American Funds Insurance Series

Global Balanced Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$22,241	1,783	$ 3,607		285		$ (6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9		1		– [3]	– [3]	253	20
Class 2	16,382	1,346	7,928		628		(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778		142		(2,261)	(182)	39,280	3,178
Total net increase (decrease)	$78,630	6,366	$13,322		1,056		$(28,469)	(2,354)	$63,483	5,068

Year ended December 31, 2016
Class 1	$20,046	1,826	$939		85		$ (6,690)	(590)	$14,295	1,321
Class 2	22,939	2,066	2,226		201		(22,938)	(2,086)	2,227	181
Class 4	9,506	864	121		11		(652)	(59)	8,975	816
Total net increase (decrease)	$52,491	4,756	$ 3,286		297		$(30,280)	(2,735)	$25,497	2,318

Bond Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 967,669	88,718	$235,240		21,678		$(1,624,503)	(147,887)	$ (421,594)	(37,491)
Class 1A2	1,338	122	21		2		(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455		12,545		(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398		597		(22,490)	(2,080)	196,756	18,242
Total net increase (decrease)	$1,320,820	121,463	$376,114		34,822		$(1,920,275)	(175,293)	$ (223,341)	(19,008)

Year ended December 31, 2016
Class 1	$1,345,167	121,199	$148,075		13,631		$ (420,052)	(38,234)	$1,073,190	96,596
Class 2	144,585	13,214	82,041		7,631		(444,145)	(40,888)	(217,519)	(20,043)
Class 4	57,784	5,273	1,763		164		(16,674)	(1,523)	42,873	3,914
Total net increase (decrease)	$1,547,536	139,686	$231,879		21,426		$ (880,871)	(80,645)	$ 898,544	80,467

Global Bond Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$ 90,787	7,777
Class 1A2	74	6	–	[3]	–	[3]	– [3]	– [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539
Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$ 85,999	7,384

Year ended December 31, 2016
Class 1	$213,129	18,309	$10,956		974		$(159,412)	(13,652)	$ 64,673	5,631
Class 2	36,347	3,158	8,734		780		(156,676)	(13,741)	(111,595)	(9,803)
Class 4	10,946	954	76		7		(4,634)	(404)	6,388	557
Total net increase (decrease)	$260,422	22,421	$19,766		1,761		$(320,722)	(27,797)	$ (40,534)	(3,615)

See end of tables for footnotes.

American Funds Insurance Series        181

High-Income Bond Fund
	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2017
Class 1	$ 43,584	4,162	$ 43,816		4,273		$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12		1		(7)	(1)	405	39
Class 2	15,931	1,540	51,640		5,121		(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805		78		(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981		182		(72,820)	(6,577)	14,157	1,262
Total net increase (decrease)	$145,308	13,436	$ 98,254		9,655		$(589,986)	(55,390)	$(346,424)	(32,299)

Year ended December 31, 2016
Class 1	$ 69,042	6,945	$ 56,592		5,626		$(291,328)	(30,021)	$(165,694)	(17,450)
Class 2	22,831	2,394	47,007		4,738		(116,168)	(11,943)	(46,330)	(4,811)
Class 3	2,650	279	746		74		(3,553)	(365)	(157)	(12)
Class 4	90,979	8,413	1,283		120		(73,640)	(6,754)	18,622	1,779
Total net increase (decrease)	$185,502	18,031	$105,628		10,558		$(484,689)	(49,083)	$(193,559)	(20,494)

Mortgage Fund
	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 52,151	4,904	$ 5,982		566		$ (59,926)	(5,621)	$ (1,793)	(151)
Class 1A2	109	10	2		–	[3]	(6)	– [3]	105	10
Class 2	7,132	672	1,287		122		(8,011)	(755)	408	39
Class 4	8,522	808	204		20		(4,876)	(462)	3,850	366
Total net increase (decrease)	$ 67,914	6,394	$ 7,475		708		$ (72,819)	(6,838)	$ 2,570	264

Year ended December 31, 2016
Class 1	$ 28,827	2,669	$ 7,933		749		$ (38,385)	(3,569)	$ (1,625)	(151)
Class 2	18,388	1,714	1,683		159		(15,825)	(1,473)	4,246	400
Class 4	14,879	1,395	227		22		(17,844)	(1,676)	(2,738)	(259)
Total net increase (decrease)	$ 62,094	5,778	$ 9,843		930		$ (72,054)	(6,718)	$ (117)	(10)

Ultra-Short Bond Fund
	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$ 14,832	1,312	$ 184		16		$ (15,478)	(1,371)	$ (462)	(43)
Class 1A2	10	1	–	[3]	–	[3]	–	–	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214
Total net increase (decrease)	$ 95,202	8,596	$ 906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

Year ended December 31, 2016
Class 1	$ 15,562	1,382	$ –		–		$ (17,527)	(1,556)	$ (1,965)	(174)
Class 2	128,178	11,656	–		–		(133,142)	(12,108)	(4,964)	(452)
Class 3	2,647	238	–		–		(4,768)	(429)	(2,121)	(191)
Class 4	18,372	1,649	–		–		(21,287)	(1,911)	(2,915)	(262)
Total net increase (decrease)	$164,759	14,925	$ –		–		$(176,724)	(16,004)	$(11,965)	(1,079)

182        American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$291,253	23,702	$ 23,401	1,927		$(226,514)	(18,425)	$ 88,140	7,204
Class 1A2	1,016	83	2	–	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378

Total net increase (decrease)	$370,601	30,261	$ 43,705	3,615		$(356,020)	(29,132)	$ 58,286	4,744

Year ended December 31, 2016
Class 1	$111,564	8,949	$ 52,411	4,280		$ (89,943)	(7,217)	$ 74,032	6,012
Class 2	65,544	5,287	52,257	4,303		(160,525)	(13,019)	(42,724)	(3,429)
Class 3	1,568	125	368	30		(2,199)	(176)	(263)	(21)
Class 4	58,794	4,745	1,986	163		(48,646)	(3,930)	12,134	978

Total net increase (decrease)	$237,470	19,106	$107,022	8,776		$(301,313)	(24,342)	$ 43,179	3,540

Managed Risk Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class P1	$ 836	70	$ 29	2	$ (230)	(19)	$ 635	53
Class P2	46,748	3,893	4,847	408	(16,010)	(1,330)	35,585	2,971

Total net increase (decrease)	$47,584	3,963	$ 4,876	410	$(16,240)	(1,349)	$36,220	3,024

Year ended December 31, 2016
Class P1	$ 492	46	$ 60	6	$ (168)	(16)	$ 384	36
Class P2	63,452	5,983	15,282	1,507	(14,771)	(1,388)	63,963	6,102

Total net increase (decrease)	$63,944	6,029	$15,342	1,513	$(14,939)	(1,404)	$64,347	6,138

Managed Risk International Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class P1	$ 130	14	$ 2	–	[3]	$ (166)	(17)	$ (34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265

Total net increase (decrease)	$30,592	3,016	$2,303	230		$(10,046)	(984)	$ 22,849	2,262

Year ended December 31, 2016
Class P1	$ 41	4	$ 6	1		$ (53)	(6)	$ (6)	(1)
Class P2	25,545	2,830	3,022	346		(8,610)	(948)	19,957	2,228

Total net increase (decrease)	$25,586	2,834	$3,028	347		$(8,663)	(954)	$ 19,951	2,227

See end of tables for footnotes.

American Funds Insurance Series        183

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class P1	$ 59	5	$ 7	1	$ (136)	(11)	$ (70)	(5)
Class P2	83,072	6,949	10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$ 83,131	6,954	$ 10,729	899	$ (56,203)	(4,635)	$ 37,657	3,218

Year ended December 31, 2016
Class P1	$ 60	6	$ 13	1	$ (20)	(2)	$ 53	5
Class P2	139,800	12,424	9,285	848	(10,609)	(952)	138,476	12,320
Total net increase (decrease)	$139,860	12,430	$ 9,298	849	$ (10,629)	(954)	$138,529	12,325

Managed Risk Growth-Income Fund
	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class P1	$ 1,093	92	$ 92	8	$ (154)	(13)	$ 1,031	87
Class P2	27,997	2,382	9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$ 29,090	2,474	$ 9,593	843	$ (15,249)	(1,291)	$ 23,434	2,026

Year ended December 31, 2016
Class P1	$ 746	68	$ 79	7	$ (343)	(31)	$ 482	44
Class P2	41,955	3,864	10,093	964	(13,341)	(1,227)	38,707	3,601
Total net increase (decrease)	$ 42,701	3,932	$ 10,172	971	$ (13,684)	(1,258)	$ 39,189	3,645

Managed Risk Asset Allocation Fund
	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class P1	$264,545	20,631	$ 25,264	1,986	$ (25,397)	(1,973)	$264,412	20,644
Class P2	253,137	19,936	45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567	$ 70,464	5,545	$(179,396)	(13,930)	$408,750	32,182

Year ended December 31, 2016
Class P1	$443,537	37,855	$ 45,747	3,957	$ (14,583)	(1,270)	$474,701	40,542
Class P2	369,887	31,502	92,019	7,990	(131,962)	(11,243)	329,944	28,249
Total net increase (decrease)	$813,424	69,357	$137,766	11,947	$(146,545)	(12,513)	$804,645	68,791

1Includes exchanges between share classes of the fund.

2Class 1A shares began investment operations on January 6, 2017.

3Amount less than one thousand.

184        American Funds Insurance Series

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2017 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,709,869	$1,284,211	$5,381,976	$2,353,764	$1,716,759	$2,884,969
Sales of investment securities*	2,095,865	1,778,593	8,015,869	2,597,007	1,716,842	2,992,025
Non-U.S. taxes paid on interest income	–	–	–	(11)	37	–
Non-U.S. taxes paid on realized gains	903	5	–	527	13	–
Non-U.S. taxes provided on unrealized gains	4,211	502	–	3,115	16,043	–
Dividends from affiliated issuers	–	1,346	–	–	–	–
Net realized (loss) gain from affiliated issuers	–	(3,537)	–	–	–	–

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$801,855	$7,282,680	$737,253	$448,150	$17,391,526	$152,879
Sales of investment securities*	1,084,942	7,556,491	619,618	379,687	16,903,042	107,452
Non-U.S. taxes paid on interest income	–	–	3	–	–	14
Non-U.S. taxes paid on realized gains	763	10	99	–	102	41
Non-U.S. taxes provided on unrealized gains	2,538	1,737	1,168	–	108	140

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$41,383,822	$1,826,715	$1,183,191	$2,202,832	$ –	$13,557,389
Sales of investment securities*	40,443,825	1,968,533	1,483,385	2,197,044	–	13,732,439
Non-U.S. taxes paid on interest income	1	390	(2)	–	–	–
Non-U.S. taxes paid on realized gains	–	564	–	–	–	–
Non-U.S. taxes provided on unrealized gains	10	188	5	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$110,122	$52,041	$150,702	$71,239	$623,590
Sales of investment securities*	58,914	29,432	107,026	45,175	44,905
Dividends from affiliated issuers	2,295	2,012	7,115	3,114	70,949
Net realized (loss) gain from affiliated issuers	(2,470)	(586)	229	(2,961)	4,957

*Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series        185

11. Ownership concentration

At December 31, 2017, American Funds Insurance Series - Managed Risk Growth and Income Portfolio, American Funds Insurance Series - Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 36%, 18% and 16% of the outstanding shares of Capital Income Builder, Global Balanced Fund and Asset Allocation Fund, respectively.

186        American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/17	$24.05	$ .26	$7.30	$7.56	$(.26)	$ (.84)	$(1.10)	$30.51	31.80%	$2,010		.55%		.94%
12/31/16	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626		.55		.90
12/31/14	30.11	.31 [2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08 [2]
12/31/13	23.58	.31	6.62	6.93	(.40)	–	(.40)	30.11	29.51	1,508		.55		1.17
Class 1A:
12/31/17[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39 [6]
Class 2:
12/31/17	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/14	29.92	.24 [2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85 [2]
12/31/13	23.44	.24	6.58	6.82	(.34)	–	(.34)	29.92	29.18	4,379		.80		.91
Class 4:
12/31/17	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/14	30.07	.07 [2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26 [2]
12/31/13	23.58	.13	6.77	6.90	(.41)	–	(.41)	30.07	29.36	1		1.06		.43

Global Small Capitalization Fund

Class 1:
12/31/17	$20.24	$ .12	$5.17	$5.29	$(.15)	$ –	$(.15)	$25.38	26.22%	$1,639		.73%		.54%
12/31/16	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
12/31/15	26.09	.04	.36	.40	–	(2.08)	(2.08)	24.41	.50	1,706		.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	–	(.21)	25.69	28.60	1,241		.74		.17
Class 1A:
12/31/17[3,4]	20.70	.08	4.71	4.79	(.13)	–	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35 [6]
Class 2:
12/31/17	19.72	.06	5.04	5.10	(.10)	–	(.10)	24.72	25.89	2,551		.98		.27
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
12/31/15	25.64	(.03)	.37	.34	–	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	–	(.20)	25.25	28.28	2,955		.99		(.05)
Class 4:
12/31/17	19.91	— [8]	5.09	5.09	(.09)	–	(.09)	24.91	25.62	125		1.23		— [9]
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	–	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	–	(.21)	25.57	28.01	4		1.24		(.50)

See end of tables for footnotes.

American Funds Insurance Series        187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/17	$67.29	$.55		$17.89	$18.44	$(.55)	$ (7.33)	$ (7.88)	$77.85	28.62%	$8,100	.35%		.75%
12/31/16	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
12/31/14	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118	.35		1.12	[2]
12/31/13	60.90	.64		17.84	18.48	(.84)	–	(.84)	78.54	30.43	7,003	.35		.93
Class 1A:
12/31/17[3,4]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]
Class 2:
12/31/17	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
12/31/14	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413	.60		.87	[2]
12/31/13	60.45	.47		17.68	18.15	(.66)	–	(.66)	77.94	30.11	16,334	.60		.68
Class 3:
12/31/17	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
12/31/14	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208	.53		.94	[2]
12/31/13	60.97	.52		17.84	18.36	(.71)	–	(.71)	78.62	30.20	216	.53		.75
Class 4:
12/31/17	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42
12/31/14	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24	.85		.47	[2]
12/31/13	60.90	.29		17.90	18.19	(.77)	–	(.77)	78.32	29.96	5	.85		.40

International Fund

Class 1:
12/31/17	$16.82	$.26		$5.16	$5.42	$(.30)	$ (.23)	$ (.53)	$21.71	32.46%	$5,014	.53%		1.33%
12/31/16	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/15	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/14	21.22	.30		(.81)	(.51)	(.36)	–	(.36)	20.35	(2.41)	3,282	.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	–	(.32)	21.22	21.91	3,324	.54		1.41
Class 1A:
12/31/17[3,4]	17.17	.09		4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/17	16.76	.22		5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/16	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	–	(.30)	20.29	(2.65)	4,374	.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	–	(.27)	21.15	21.64	5,916	.79		1.15
Class 3:
12/31/17	16.85	.23		5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/16	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	–	(.31)	20.38	(2.56)	38	.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	–	(.28)	21.24	21.67	46	.72		1.22
Class 4:
12/31/17	16.64	.11		5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/16	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	–	(.32)	20.23	(2.88)	18	1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	–	(.30)	21.16	21.48	2	1.04		(.07)

188        American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
12/31/17	$19.72	$.26		$ 5.59	$ 5.85	$(.27)	$ –	$ (.27)	$25.30	29.73%	$2,050		.77%		1.14%
12/31/16	18.87	.24		.81	1.05	(.20)	–	(.20)	19.72	5.59	1,743		.78		1.25
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[2]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
Class 1A:
12/31/17[3,4]	20.14	.13		5.24	5.37	(.26)	–	(.26)	25.25	26.72 [5]	1		1.00	[6]	.53	[6]
Class 2:
12/31/17	19.54	.20		5.55	5.75	(.22)	–	(.22)	25.07	29.44	1,055		1.02		.89
12/31/16	18.71	.19		.79	.98	(.15)	–	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[2]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
Class 4:
12/31/17	19.51	.14		5.52	5.66	(.18)	–	(.18)	24.99	29.06	427		1.27		.61
12/31/16	18.69	.14		.80	.94	(.12)	–	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[2]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56

Blue Chip Income and Growth Fund

Class 1:
12/31/17	$13.53	$.32		$ 1.96	$ 2.28	$(.32)	$ (.53)	$ (.85)	$14.96	17.30%	$5,581		.41%		2.27%
12/31/16	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/14	13.12	.46	[2]	1.59	2.05	(.48)	–	(.48)	14.69	15.69	3,542		.42		3.31	[2]
12/31/13	10.05	.27		3.06	3.33	(.26)	–	(.26)	13.12	33.26	2,814		.42		2.27
Class 1A:
12/31/17[3,4]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/17	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/14	13.02	.44	[2]	1.55	1.99	(.44)	–	(.44)	14.57	15.36	3,722		.67		3.14	[2]
12/31/13	9.97	.23		3.05	3.28	(.23)	–	(.23)	13.02	33.00	3,755		.67		2.03
Class 4:
12/31/17	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/14	13.12	.34	[2]	1.63	1.97	(.46)	–	(.46)	14.63	15.13	9		.92		2.33	[2]
12/31/13	10.05	.18		3.15	3.33	(.26)	–	(.26)	13.12	33.27	—	[7]	.86		1.39

See end of tables for footnotes.

American Funds Insurance Series        189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total Dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
12/31/17	$13.02	$.35		$ 3.06	$ 3.41	$(.36)	$ (.26)	$ (.62)	$15.81	26.40%	$ 485		.63%		2.43%
12/31/16	12.35	.28		.66	.94	(.27)	–	(.27)	13.02	7.61	571		.63		2.18
12/31/15	12.78	.36		(.50)	(.14)	(.29)	–	(.29)	12.35	(1.14)	293		.64		2.79
12/31/14	12.53	.43	[2]	.31	.74	(.49)	–	(.49)	12.78	6.00	200		.63		3.34	[2]
12/31/13	10.56	.39		2.00	2.39	(.42)	–	(.42)	12.53	22.81	206		.62		3.35
Class 1A:
12/31/17[3,4]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	–	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/17	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/16	12.33	.25		.65	.90	(.23)	–	(.23)	13.00	7.34	1,405		.88		1.98
12/31/15	12.75	.22		(.39)	(.17)	(.25)	–	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/14	12.51	.41	[2]	.29	.70	(.46)	–	(.46)	12.75	5.64	1,685		.88		3.22	[2]
12/31/13	10.54	.36		2.00	2.36	(.39)	–	(.39)	12.51	22.54	1,822		.87		3.09
Class 4:
12/31/17	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/16	12.26	.21		.65	.86	(.23)	–	(.23)	12.89	7.04	16		1.13		1.63
12/31/15	12.71	.17		(.37)	(.20)	(.25)	–	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/14	12.50	.30	[2]	.37	.67	(.46)	–	(.46)	12.71	5.41	1		1.13		2.30	[2]
12/31/13	10.55	.28		2.09	2.37	(.42)	–	(.42)	12.50	22.60	1		1.12		2.27

Growth-Income Fund

Class 1:
12/31/17	$44.41	$.81		$ 8.89	$ 9.70	$(.78)	$(3.11)	$(3.89)	$50.22	22.68%	$15,765		.28%		1.69%
12/31/16	45.40	.79		4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588		.29		1.79
12/31/15	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747		.29		1.59
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812		.29		1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	–	(.73)	50.72	33.82	9,857		.29		1.49
Class 1A:
12/31/17[3,4]	45.39	.67		7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2		.52	[6]	1.41	[6]
Class 2:
12/31/17	44.00	.68		8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930		.53		1.45
12/31/16	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854		.54		1.54
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895		.54		1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337		.54		1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	–	(.62)	50.40	33.50	14,980		.54		1.25
Class 3:
12/31/17	44.47	.72		8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168		.46		1.52
12/31/16	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156		.47		1.61
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161		.47		1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185		.47		1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	–	(.65)	50.77	33.58	193		.47		1.32
Class 4:
12/31/17	43.73	.56		8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827		.78		1.19
12/31/16	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495		.79		1.29
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410		.79		1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30		.79		1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	–	(.69)	50.56	33.32	3		.79		.96

190        American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/17	$14.48	$.46		$ 3.20	$3.66	$(.42)	$ –	$(.42)	$17.72	25.31%	$1,121		.66%		2.75%
12/31/16	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820		.68		2.93
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707		.68		2.60
12/31/14	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740		.68		3.32	[2]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
Class 1A:
12/31/17[3,4]	14.69	.34		3.08	3.42	(.41)	–	(.41)	17.70	23.36 [5]	2		.91	[6]	1.99	[6]
Class 2:
12/31/17	14.43	.43		3.17	3.60	(.37)	–	(.37)	17.66	25.03	276		.91		2.60
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254		.93		2.32
12/31/14	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21	[2]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
Class 4:
12/31/17	14.38	.37		3.18	3.55	(.35)	–	(.35)	17.58	24.72	63		1.16		2.24
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[2]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18

Capital Income Builder

Class 1:
12/31/17	$ 9.46	$.32		$ .93	$1.25	$(.31)	$ –	$(.31)	$10.40	13.29%	$ 254		.54%		3.21%
12/31/16	9.40	.32		.07	.39	(.33)	–	(.33)	9.46	4.17	156		.54		3.39
12/31/15	9.81	.28		(.40)	(.12)	(.29)	–	(.29)	9.40	(1.23)	80		.56		2.88
12/31/14[3,10]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20		.56	[6]	2.87	[6]
Class 1A:
12/31/17[3,4]	9.57	.27		.84	1.11	(.29)	–	(.29)	10.39	11.72 [5]	1		.79	[6]	2.63	[6]
Class 2:
12/31/17	9.46	.29		.93	1.22	(.28)	–	(.28)	10.40	13.04	1		.79		2.82
12/31/16	9.40	.27		.11	.38	(.32)	–	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/15	9.81	.31		(.43)	(.12)	(.29)	–	(.29)	9.40	(1.23)[11]	—	[7]	.46	[11]	3.12	[11]
12/31/14[3,10]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,11]	—	[7]	.47	[6,11]	2.94	[6,11]
Class 4:
12/31/17	9.45	.27		.92	1.19	(.26)	–	(.26)	10.38	12.65	338		1.04		2.72
12/31/16	9.38	.27		.08	.35	(.28)	–	(.28)	9.45	3.78	256		1.04		2.88
12/31/15	9.80	.25		(.42)	(.17)	(.25)	–	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[3,10]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[6]	2.08	[6]

See end of tables for footnotes.

American Funds Insurance Series        191

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/17	$21.68	$.44		$3.06	$3.50	$(.41)	$(1.06)	$(1.47)	$23.71	16.51%	$16,556		.29%		1.90%
12/31/16	20.62	.42		1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008		.29		1.97
12/31/15	22.23	.40		(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913		.29		1.85
12/31/14	22.49	.44		.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
12/31/13	18.43	.35		4.07	4.42	(.36)	–	(.36)	22.49	24.04	10,515		.31		1.71
Class 1A:
12/31/17[3,4]	21.97	.39		2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4		.53	[6]	1.69	[6]
Class 2:
12/31/17	21.49	.37		3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480		.54		1.64
12/31/16	20.45	.36		1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144		.54		1.72
12/31/15	22.06	.34		(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	–	(.31)	22.33	23.69	5,760		.56		1.47
Class 3:
12/31/17	21.70	.39		3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38		.47		1.72
12/31/16	20.64	.38		1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35		.47		1.79
12/31/15	22.25	.36		(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	–	(.32)	22.51	23.81	42		.49		1.54
Class 4:
12/31/17	21.43	.32		3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582		.79		1.40
12/31/16	20.40	.31		1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861		.79		1.47
12/31/15	22.11	.30		(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	–	(.36)	22.46	23.89	1		.79		1.22

Global Balanced Fund

Class 1:
12/31/17	$11.08	$.21		$1.99	$2.20	$(.15)	$(.38)	$(.53)	$12.75	19.91%	$ 93		.72%		1.68%
12/31/16	10.74	.19		.32	.51	(.17)	–	(.17)	11.08	4.73	64		.72		1.73
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/14	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
Class 1A:
12/31/17[3,4]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	–	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/17	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/16	10.72	.16		.32	.48	(.14)	–	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
Class 4:
12/31/17	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/16	10.69	.12		.33	.45	(.14)	–	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [11]	—	[7]	.67	[11]	2.07	[2,11]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [11]	—	[7]	.71	[11]	1.98	[11]

192        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Bond Fund

Class 1:
12/31/17	$10.80	$.24	$ .18	$ .42	$(.24)	$(.16)	$(.40)	$10.82	3.88%	$6,434		.38%		2.19%
12/31/16	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/15	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/14	10.73	.23	.37	.60	(.25)	– [8]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
Class 1A:
12/31/17[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/17	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/16	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20	.36	.56	(.22)	– [8]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
Class 4:
12/31/17	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/16	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16	(.16)	–	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16	.39	.55	(.23)	– [8]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58

Global Bond Fund

Class 1:
12/31/17	$11.22	$.28	$ .52	$ .80	$(.07)	$(.07)	$(.14)	$11.88	7.11%	$1,273		.56%		2.37%
12/31/16	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	–	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
Class 1A:
12/31/17[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/17	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	–	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
Class 4:
12/31/17	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	–	(.14)	(.14)	11.87	(2.41)	—	[7]	.79		2.25

See end of tables for footnotes.

American Funds Insurance Series        193

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/17	$10.18	$.63		$ .10	$ .73	$(.72)	$ –	$(.72)	$10.19	7.25%	$ 632		.49%		5.98%
12/31/16	9.19	.61		1.02	1.63	(.64)	–	(.64)	10.18	17.83	949		.49		6.18
12/31/15	10.54	.64		(1.36)	(.72)	(.63)	–	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/14	11.13	.67		(.59)	.08	(.67)	–	(.67)	10.54	.80	1,017		.48		5.90
12/31/13	11.16	.75		.01	.76	(.79)	–	(.79)	11.13	6.89	856		.48		6.54
Class 1A:
12/31/17[3,4]	10.28	.60		.02	.62	(.72)	–	(.72)	10.18	6.02 [5]	–	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/17	10.04	.59		.10	.69	(.70)	–	(.70)	10.03	6.89	776		.74		5.72
12/31/16	9.06	.58		1.01	1.59	(.61)	–	(.61)	10.04	17.69	799		.74		5.92
12/31/15	10.41	.60		(1.35)	(.75)	(.60)	–	(.60)	9.06	(7.30)	765		.73		5.85
12/31/14	10.99	.63		(.57)	.06	(.64)	–	(.64)	10.41	.63	929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	–	(.76)	10.99	6.60	1,061		.73		6.29
Class 3:
12/31/17	10.22	.61		.10	.71	(.70)	–	(.70)	10.23	7.02	12		.67		5.79
12/31/16	9.22	.59		1.03	1.62	(.62)	–	(.62)	10.22	17.68	13		.67		5.99
12/31/15	10.57	.62		(1.37)	(.75)	(.60)	–	(.60)	9.22	(7.13)	12		.66		5.91
12/31/14	11.16	.65		(.59)	.06	(.65)	–	(.65)	10.57	.59	16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	–	(.77)	11.16	6.77	19		.66		6.36
Class 4:
12/31/17	10.79	.61		.10	.71	(.68)	–	(.68)	10.82	6.63	34		.99		5.46
12/31/16	9.73	.60		1.07	1.67	(.61)	–	(.61)	10.79	17.29	21		.99		5.55
12/31/15	11.05	.62		(1.43)	(.81)	(.51)	–	(.51)	9.73	(7.42)	1		.98		5.51
12/31/14	11.12	.63		(.59)	.04	(.11)	–	(.11)	11.05	.35	–	[7]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	–	(.79)	11.12	6.81	–	[7]	.93		5.82

Mortgage Fund

Class 1:
12/31/17	$10.56	$.16		$ – [8]	$ .16	$(.18)	$(.07)	$(.25)	$10.47	1.47%	$ 265		.47%		1.52%
12/31/16	10.61	.15		.11	.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		1.39
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09	272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	–	(.10)	10.70	5.54	292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		.35
Class 1A:
12/31/17[3,4]	10.55	.14		– [8]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	–	[7]	.70	[6]	1.38	[6]
Class 2:
12/31/17	10.54	.14		(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		1.27
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	–	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	–	[8]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
Class 4:
12/31/17	10.48	.11		– [8]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		1.03
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	–	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[11]	–	[7]	.38	[11]	.23	[11]

194        American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/17	$11.27	$ .08	$(.01)		$ .07	$(.05)	$–	$(.05)	$11.29	.66%	$ 37		.35%		.68%
12/31/16[12]	11.26	.01	–	[8]	.01	–	–	–	11.27	.09	37		.35		.11
12/31/15	11.28	(.03)	.01		(.02)	–	–	–	11.26	(.18)	39		.34		(.24)
12/31/14	11.31	(.03)	–		(.03)	–	–	–	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	–	[8]	(.03)	–	–	–	11.31	(.27)	57		.34		(.24)

Class 1A:
12/31/17[3,4]	11.27	.08	–	[8]	.08	(.06)	–	(.06)	11.29	.67 [5]	–	[7]	.34	[6]	.69 [6]

Class 2:
12/31/17	10.99	.05	–	[8]	.05	(.03)	–	(.03)	11.01	.46	249		.60		.42
12/31/16[12]	11.01	(.02)	–	[8]	(.02)	–	–	–	10.99	(.18)	297		.60		(.14)
12/31/15	11.06	(.05)	–	[8]	(.05)	–	–	–	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	–		(.06)	–	–	–	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	–	[8]	(.05)	–	–	–	11.12	(.45)	395		.59		(.49)

Class 3:
12/31/17	11.10	.06	–	[8]	.06	(.04)	–	(.04)	11.12	.54	4		.53		.50
12/31/16[12]	11.11	(.01)	–	[8]	(.01)	–	–	–	11.10	(.09)	4		.53		(.08)
12/31/15	11.16	(.05)	–	[8]	(.05)	–	–	–	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	–		(.05)	–	–	–	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	–	[8]	(.05)	–	–	–	11.21	(.44)	8		.52		(.42)

Class 4:
12/31/17	11.12	.02	–	[8]	.02	(.01)	–	(.01)	11.13	.16	15		.85		.19
12/31/16[12]	11.17	(.04)	(.01)		(.05)	–	–	–	11.12	(.45)	13		.85		(.40)
12/31/15	11.25	(.08)	–	[8]	(.08)	–	–	–	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	–	–	–	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	–	[8]	(.04)	–	–	–	11.30	(.35)[11]	–	[7]	.37	[11]	(.32)[11]

See end of tables for footnotes.

American Funds Insurance Series        195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/17	$12.05	$.21	$ .01	$ .22	$(.19)	$ –	$(.19)	$12.08	1.83%	$1,558		.36%		1.68%
12/31/16	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44	1,467		.36		1.31
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	–	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67

Class 1A:
12/31/17[3,4]	12.05	.18	.03	.21	(.18)	–	(.18)	12.08	1.73 [5]	–	[7]	.58	[6]	1.53	[6]

Class 2:
12/31/17	11.93	.17	.02	.19	(.16)	–	(.16)	11.96	1.59	1,473		.61		1.43
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	–	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42

Class 3:
12/31/17	12.07	.18	.03	.21	(.17)	–	(.17)	12.11	1.72	10		.54		1.50
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	–	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47

Class 4:
12/31/17	11.96	.14	.01	.15	(.13)	–	(.13)	11.98	1.28	62		.86		1.18
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	–	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	–	[7]	.84		.68

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/17	$10.71	$.08	$2.70	$2.78	$(.07)	$ (.20)	$ (.27)	$13.22	26.23%[11]		$ 2		.42%[11]		.36%[11]		.70%[11]		.69%[11]
12/31/16	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89	[11]	1		.50	[11]	.34	[11]	.68	[11]	.79	[11]
12/31/15	11.37	.09	.03	.12	–	–	–	11.49	1.06	[11]	–	[7]	.53	[11]	.29	[11]	.63	[11]	.80	[11]
12/31/14	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[11]	–	[7]	.50	[11]	.32	[11]	.65	[11]	2.71	[11]
12/31/13[3,15]	10.00	.12	1.38	1.50	(.07)	–	(.07)	11.43	15.05	[5,11]	–	[7]	.88	[6,11]	.25	[6,11]	.58	[6,11]	1.64	[6,11]

Class P2:
12/31/17	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99		286		.69		.63		.97		.34
12/31/16	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04	.04	.08	–	–	–	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,15]	10.00	.12	1.37	1.49	(.06)	–	(.06)	11.43	14.94	[5,11]	28		1.05	[6,11]	.52	[6,11]	.85	[6,11]	1.69	[6,11]

196        American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk International Fund

Class P1:
12/31/17	$8.89	$.11	$2.47	$2.58	$(.10)	$(.12)	$(.22)	$11.25	29.28%[11]	$ –	[7]	.28%[11]		.20%[11]		.69%[11]		1.13%[11]
12/31/16	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[11]	–	[7]	.39	[11]	.23	[11]	.74	[11]	1.15	[11]
12/31/15	10.10	.18	(.80)	(.62)	– [8]	–	– [8]	9.48	(6.12)[11]	–	[7]	.45	[11]	.21	[11]	.72	[11]	1.75	[11]
12/31/14	10.82	.14	(.71)	(.57)	(.15)	–	(.15)	10.10	(5.31)[11]	–	[7]	.50	[11]	.25	[11]	.76	[11]	1.33	[11]
12/31/13[3,15]	10.00	.13	.78	.91	(.09)	–	(.09)	10.82	9.08 [5,11]	–	[7]	1.05	[6,11]	.23	[6,11]	.73	[6,11]	1.92	[6,11]

Class P2:
12/31/17	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/16	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/15	10.09	.13	(.79)	(.66)	– [8]	–	– [8]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/14	10.82	.16	(.77)	(.61)	(.12)	–	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51
12/31/13[3,15]	10.00	.18	.72	.90	(.08)	–	(.08)	10.82	8.99 [5,11]	17		1.19	[6,11]	.44	[6,11]	.94	[6,11]	2.66	[6,11]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/17	$11.67	$.19	$ 1.59	$1.78	$(.22)	$(.19)	$(.41)	$13.04	15.48%[11]	$ –	[7]	.30%[11]		.25%[11]		.64%[11]		1.59%[11]
12/31/16	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [11]	–	[7]	.43	[11]	.27	[11]	.67	[11]	1.83	[11]
12/31/15	11.70	.19	(1.02)	(.83)	(.07)	–	(.07)	10.80	(7.07)[11]	–	[7]	.50	[11]	.27	[11]	.66	[11]	1.64	[11]
12/31/14	11.05	.40	.55	.95	(.30)	–	(.30)	11.70	8.58 [11]	–	[7]	.50	[11]	.31	[11]	.70	[11]	3.43	[11]
12/31/13[3,15]	10.00	.20	1.01	1.21	(.16)	–	(.16)	11.05	12.16 [5,11]	–	[7]	.84	[6,11]	.24	[6,11]	.64	[6,11]	2.80	[6,11]

Class P2:
12/31/17	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/16	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/15	11.67	.18	(1.05)	(.87)	(.04)	–	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/14	11.05	.50	.40	.90	(.28)	–	(.28)	11.67	8.10	98		.88		.69		1.08		4.27
12/31/13[3,15]	10.00	.28	.92	1.20	(.15)	–	(.15)	11.05	12.05 [5,11]	26		1.04	[6,11]	.54	[6,11]	.94	[6,11]	3.91	[6,11]

Managed Risk Growth-Income Fund

Class P1:
12/31/17	$11.07	$.19	$2.03	$2.22	$(.13)	$(.50)	$(.63)	$12.66	20.64%[11]	$ 2		.44%[11]		.37%[11]		.66%[11]		1.61%[11]
12/31/16	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [11]	1		.52	[11]	.36	[11]	.64	[11]	1.46	[11]
12/31/15	11.67	.25	(.63)	(.38)	(.04)	–	(.04)	11.25	(3.27)[11]	1		.56	[11]	.31	[11]	.59	[11]	2.17	[11]
12/31/14	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [11]	–	[7]	.45	[11]	.25	[11]	.52	[11]	2.94	[11]
12/31/13[3,15]	10.00	.14	1.47	1.61	(.11)	–	(.11)	11.50	16.15 [5,11]	–	[7]	.92	[6,11]	.23	[6,11]	.50	[6,11]	2.01	[6,11]

Class P2:
12/31/17	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/16	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/15	11.65	.12	(.54)	(.42)	(.01)	–	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38
12/31/13[3,15]	10.00	.20	1.40	1.60	(.10)	–	(.10)	11.50	16.04 [5,11]	24		1.09	[6,11]	.50	[6,11]	.77	[6,11]	2.73	[6,11]
See end of tables for footnotes.

American Funds Insurance Series        197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments		Ratio of expenses to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Asset Allocation Fund

Class P1:
12/31/17	$12.02	$.19	$1.60	$1.79	$(.10)	$(.12)	$(.22)	$13.59	15.06%	$1,656	.43%		.38%		.66%		1.45%
12/31/16	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43		.38		.66		1.65
12/31/15	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712	.54		.40		.68		2.06
12/31/14	11.93	.13	.26	.39	(.03)	–	(.03)	12.29	3.24	277	.53		.48		.76		1.04
12/31/13	9.99	.27	1.81	2.08	(.14)	–	(.14)	11.93	20.82 [11]	112	.55	[11]	.47	[11]	.75	[11]	2.37	[11]

Class P2:
12/31/17	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68		.63		.91		1.13
12/31/16	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68		.63		.91		1.20
12/31/15	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953	.79		.66		.94		1.16
12/31/14	11.93	.16	.19	.35	(.01)	–	(.01)	12.27	2.91	1,780	.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	–	(.11)	11.93	20.58 [11]	795	.80	[11]	.73	[11]	1.01	[11]	2.43	[11]

198        American Funds Insurance Series

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[16]	Period ended December 31
	2017	2016	2015	2014			2013

Capital Income Builder	59%	41%	38%	24%[5,10]
Asset Allocation Fund	39	43	28	42
Global Balanced Fund	28	43	36	40
Bond Fund	153	108	141	121			Not available
Global Bond Fund	74	70	88	134
Mortgage Fund	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	120	273	352	88

Portfolio turnover rate for all share classes including mortgage dollar roll transactions, if applicable[16]		Period ended December 31
		2017	2016	2015	2014		2013

Global Growth Fund		31%	27%	29%	22%		39%
Global Small Capitalization Fund		33	40	36	28		36
Growth Fund		24	26	20	29		19
International Fund		29	31	37	18		21
New World Fund		56	32	39	36		43
Blue Chip Income and Growth Fund		34	30	26	37		30
Global Growth and Income Fund		41	57	37	28		31
Growth-Income Fund		27	27	25	25		19
International Growth and Income Fund		51	32	35	34		34
Capital Income Builder Fund		88	53	128	35	[5,10]
Asset Allocation Fund		85	83	76	88		74
Global Balanced Fund		41	65	76	73		81
Bond Fund		502	375	434	365		354
Global Bond Fund		105	154	159	200		213
High-Income Bond Fund		78	89	66	54		64
Mortgage Fund		680	713	1103	790		715
Ultra-Short Bond Fund		– [17]	– [12,17]	N/A	N/A		N/A
U.S. Government/AAA-Rated Securities Fund		551	539	901	387		621
Managed Risk Growth Fund		25	15	16	22		10	[3,5,15]
Managed Risk International Fund		25	26	15	22		6	[3,5,15]
Managed Risk Blue Chip Income and Growth Fund		32	9	20	22		3	[3,5,15]
Managed Risk Growth-Income Fund		26	14	11	28		2	[3,5,15]
Managed Risk Asset Allocation Fund		1	3	3	3		3

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[13]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services fees for all of the managed risk funds. CRMC also reimbursed a portion of miscellaneous fees and expenses during some of the periods shown for some of the managed risk funds.
[14]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[15]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[16]	Refer to Note 5 for further information on mortgage dollar rolls.
[17]	Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

American Funds Insurance Series      199

Report of Independent Registered Public Accounting Firm

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund and investment portfolios for Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated herein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated herein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Los Angeles, California

February 9, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

200      American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series      201

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1]	Annualized expense ratio

Global Growth Fund
Class 1 - actual return	$1,000.00	$1,109.92	$2.98	.56%
Class 1 - assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A - actual return	1,000.00	1,108.56	4.25	.80
Class 1A - assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 - actual return	1,000.00	1,108.84	4.31	.81
Class 2 - assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 - actual return	1,000.00	1,106.95	5.63	1.06
Class 4 - assumed 5% return	1,000.00	1,019.86	5.40	1.06

Global Small Capitalization Fund
Class 1 - actual return	$1,000.00	$1,118.73	$3.95	.74%
Class 1 - assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A - actual return	1,000.00	1,117.26	5.18	.97
Class 1A - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 2 - actual return	1,000.00	1,117.00	5.28	.99
Class 2 - assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 - actual return	1,000.00	1,116.02	6.61	1.24
Class 4 - assumed 5% return	1,000.00	1,018.95	6.31	1.24

Growth Fund
Class 1 - actual return	$1,000.00	$1,116.99	$1.87	.35%
Class 1 - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A - actual return	1,000.00	1,115.57	3.15	.59
Class 1A - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 - actual return	1,000.00	1,115.54	3.20	.60
Class 2 - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 - actual return	1,000.00	1,115.90	2.83	.53
Class 3 - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 - actual return	1,000.00	1,114.18	4.53	.85
Class 4 - assumed 5% return	1,000.00	1,020.92	4.33	.85

International Fund
Class 1 - actual return	$1,000.00	$1,115.85	$2.83	.53%
Class 1 - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A - actual return	1,000.00	1,114.40	4.16	.78
Class 1A - assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 - actual return	1,000.00	1,114.72	4.16	.78
Class 2 - assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 - actual return	1,000.00	1,114.58	3.78	.71
Class 3 - assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 - actual return	1,000.00	1,113.20	5.49	1.03
Class 4 - assumed 5% return	1,000.00	1,020.01	5.24	1.03

New World Fund
Class 1 - actual return	$1,000.00	$1,132.10	$4.19	.78%
Class 1 - assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 1A - actual return	1,000.00	1,130.42	5.42	1.01
Class 1A - assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 2 - actual return	1,000.00	1,130.73	5.53	1.03
Class 2 - assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 4 - actual return	1,000.00	1,128.90	6.87	1.28
Class 4 - assumed 5% return	1,000.00	1,018.75	6.51	1.28

202      American Funds Insurance Series

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1]	Annualized expense ratio

Blue Chip Income and Growth Fund
Class 1 - actual return	$1,000.00	$1,108.43	$2.18	.41%
Class 1 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A - actual return	1,000.00	1,107.22	3.45	.65
Class 1A - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 - actual return	1,000.00	1,106.66	3.50	.66
Class 2 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 - actual return	1,000.00	1,105.98	4.83	.91
Class 4 - assumed 5% return	1,000.00	1,020.62	4.63	.91

Global Growth and Income Fund
Class 1 - actual return	$1,000.00	$1,100.31	$3.39	.64%
Class 1 - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 1A - actual return	1,000.00	1,099.92	4.55	.86
Class 1A - assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 2 - actual return	1,000.00	1,099.08	4.71	.89
Class 2 - assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 4 - actual return	1,000.00	1,098.18	6.03	1.14
Class 4 - assumed 5% return	1,000.00	1,019.46	5.80	1.14

Growth-Income Fund
Class 1 - actual return	$1,000.00	$1,116.34	$1.49	.28%
Class 1 - assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A - actual return	1,000.00	1,114.88	2.83	.53
Class 1A - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 - actual return	1,000.00	1,114.95	2.83	.53
Class 2 - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 - actual return	1,000.00	1,114.98	2.45	.46
Class 3 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 - actual return	1,000.00	1,113.47	4.16	.78
Class 4 - assumed 5% return	1,000.00	1,021.27	3.97	.78

International Growth and Income Fund
Class 1 - actual return	$1,000.00	$1,084.53	$3.42	.65%
Class 1 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A - actual return	1,000.00	1,083.17	4.83	.92
Class 1A - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 2 - actual return	1,000.00	1,082.65	4.72	.90
Class 2 - assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 - actual return	1,000.00	1,081.77	6.03	1.15
Class 4 - assumed 5% return	1,000.00	1,019.41	5.85	1.15

Capital Income Builder
Class 1 - actual return	$1,000.00	$1,046.34	$2.84	.55%
Class 1 - assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A - actual return	1,000.00	1,045.28	4.12	.80
Class 1A - assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 - actual return	1,000.00	1,045.17	4.12	.80
Class 2 - assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 - actual return	1,000.00	1,043.83	5.41	1.05
Class 4 - assumed 5% return	1,000.00	1,019.91	5.35	1.05

See end of tables for footnotes.

American Funds Insurance Series      203

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 - actual return	$1,000.00	$1,075.96	$1.52	.29%
Class 1 - assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A - actual return	1,000.00	1,074.67	2.77	.53
Class 1A - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 - actual return	1,000.00	1,074.53	2.82	.54
Class 2 - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 - actual return	1,000.00	1,074.80	2.46	.47
Class 3 - assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 - actual return	1,000.00	1,073.03	4.13	.79
Class 4 - assumed 5% return	1,000.00	1,021.22	4.02	.79

Global Balanced Fund
Class 1 - actual return	$1,000.00	$1,078.42	$3.82	.73%
Class 1 - assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A - actual return	1,000.00	1,077.23	5.08	.97
Class 1A - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 2 - actual return	1,000.00	1,076.06	5.13	.98
Class 2 - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 - actual return	1,000.00	1,075.47	6.43	1.23
Class 4 - assumed 5% return	1,000.00	1,019.00	6.26	1.23

Bond Fund
Class 1 - actual return	$1,000.00	$1,012.27	$1.93	.38%
Class 1 - assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A - actual return	1,000.00	1,010.94	3.19	.63
Class 1A - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 - actual return	1,000.00	1,011.27	3.19	.63
Class 2 - assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 4 - actual return	1,000.00	1,009.80	4.46	.88
Class 4 - assumed 5% return	1,000.00	1,020.77	4.48	.88

Global Bond Fund
Class 1 - actual return	$1,000.00	$1,019.28	$2.85	.56%
Class 1 - assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A - actual return	1,000.00	1,018.24	3.82	.75
Class 1A - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 - actual return	1,000.00	1,018.21	4.12	.81
Class 2 - assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 - actual return	1,000.00	1,016.69	5.39	1.06
Class 4 - assumed 5% return	1,000.00	1,019.86	5.40	1.06

High-Income Bond Fund
Class 1 - actual return	$1,000.00	$1,025.31	$2.55	.50%
Class 1 - assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A - actual return	1,000.00	1,023.44	3.72	.73
Class 1A - assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 - actual return	1,000.00	1,023.54	3.83	.75
Class 2 - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 3 - actual return	1,000.00	1,024.55	3.47	.68
Class 3 - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 4 - actual return	1,000.00	1,022.46	5.10	1.00
Class 4 - assumed 5% return	1,000.00	1,020.16	5.09	1.00

204      American Funds Insurance Series

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1]	Annualized expense ratio

Mortgage Fund
Class 1 - actual return	$1,000.00	$ 999.60	$2.52	.50%
Class 1 - assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A - actual return	1,000.00	998.01	3.63	.72
Class 1A - assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 2 - actual return	1,000.00	998.48	3.78	.75
Class 2 - assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 4 - actual return	1,000.00	997.26	5.03	1.00
Class 4 - assumed 5% return	1,000.00	1,020.16	5.09	1.00

Ultra-Short Bond Fund
Class 1 - actual return	$1,000.00	$1,003.97	$1.87	.37%
Class 1 - assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 1A - actual return	1,000.00	1,004.05	1.77	.35
Class 1A - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 - actual return	1,000.00	1,003.68	3.08	.61
Class 2 - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 - actual return	1,000.00	1,003.57	2.73	.54
Class 3 - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 - actual return	1,000.00	1,001.58	4.34	.86
Class 4 - assumed 5% return	1,000.00	1,020.87	4.38	.86

U.S. Government/AAA-Rated Securities Fund
Class 1 - actual return	$1,000.00	$ 999.63	$1.81	.36%
Class 1 - assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 1A - actual return	1,000.00	998.61	2.97	.59
Class 1A - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 - actual return	1,000.00	998.34	3.07	.61
Class 2 - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 3 - actual return	1,000.00	998.91	2.72	.54
Class 3 - assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 4 - actual return	1,000.00	996.62	4.33	.86
Class 4 - assumed 5% return	1,000.00	1,020.87	4.38	.86

See end of tables for footnotes.

American Funds Insurance Series      205

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]

Managed Risk Growth Fund
Class P1 - actual return	$1,000.00	$1,106.28	$1.91	.36%	$3.72	.70%
Class P1 - assumed 5% return	1,000.00	1,023.39	1.84	.36	3.57	.70
Class P2 - actual return	1,000.00	1,106.06	3.34	.63	5.15	.97
Class P2 - assumed 5% return	1,000.00	1,022.03	3.21	.63	4.94	.97

Managed Risk International Fund
Class P1 - actual return	$1,000.00	$1,106.19	$ .90	.17%	$3.66	.69%
Class P1 - assumed 5% return	1,000.00	1,024.35	.87	.17	3.52	.69
Class P2 - actual return	1,000.00	1,103.96	3.34	.63	5.94	1.12
Class P2 - assumed 5% return	1,000.00	1,022.03	3.21	.63	5.70	1.12

Managed Risk Blue Chip Income and Growth Fund
Class P1 - actual return	$1,000.00	$1,096.01	$1.22	.23%	$3.38	.64%
Class P1 - assumed 5% return	1,000.00	1,024.05	1.17	.23	3.26	.64
Class P2 - actual return	1,000.00	1,094.42	3.33	.63	5.38	1.02
Class P2 - assumed 5% return	1,000.00	1,022.03	3.21	.63	5.19	1.02

Managed Risk Growth-Income Fund
Class P1 - actual return	$1,000.00	$1,105.67	$1.96	.37%	$3.50	.66%
Class P1 - assumed 5% return	1,000.00	1,023.34	1.89	.37	3.36	.66
Class P2 - actual return	1,000.00	1,103.51	3.34	.63	4.88	.92
Class P2 - assumed 5% return	1,000.00	1,022.03	3.21	.63	4.69	.92

Managed Risk Asset Allocation Fund
Class P1 - actual return	$1,000.00	$1,070.08	$1.98	.38%	$3.44	.66%
Class P1 - assumed 5% return	1,000.00	1,023.29	1.94	.38	3.36	.66
Class P2 - actual return	1,000.00	1,068.61	3.28	.63	4.74	.91
Class P2 - assumed 5% return	1,000.00	1,022.03	3.21	.63	4.63	.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

206      American Funds Insurance Series

Approval of Investment Advisory and Service Agreement –

American Funds Insurance Series

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2019. The agreement was amended to add an additional advisory fee breakpoint for New World Fund when the fund’s net assets exceed $4 billion, for Blue Chip Income and Growth Fund when the fund’s net assets exceed $10.5 billion, and for Bond Fund when the fund’s net assets exceed $13 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than the benchmarks for the six-month period and over the lifetime of the fund since April 30, 1998, below the benchmarks for the one-year, three-year, five-year and 10-year periods, and were mixed for the 15-year period.

American Funds Insurance Series       207

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all of the comparisons.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than all of the comparisons.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average, (ii) the MSCI All Country World Index and (iii) the MSCI Emerging Markets Index. They noted that the fund’s investment results were higher than the benchmarks over the 10-year period and lifetime of the fund since June 17, 1999, below the benchmarks for the one-year period, and mixed for the six-month, three-year, five-year and 15-year periods.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks over the five-year period, below the benchmarks for the six-month period, and mixed for the one-year, three-year and 10-year periods and lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month, one-year, five-year and 20-year periods and lifetime of the fund since February 8, 1984, and were mixed for the three-year, 10-year and 15-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than both benchmarks over the six-month period and lifetime of the fund since November 18, 2008, and were below the benchmarks for the one-year and three-year periods.

208      American Funds Insurance Series

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average, (ii) the MSCI All Country World Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% MSCI index and 30% Bloomberg Barclays index. They noted that for all periods, the fund’s investment results were above the Bloomberg Barclays index and below all other benchmarks.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index, (iii) the Standard & Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 index and 40% Bloomberg Barclays index. They noted that for the 20-year period, the fund’s investment results were above all benchmarks, and for the six-month, one-year, three-year, five-year and 15-year periods, the fund’s investment results were above all benchmarks except the S&P 500 index. They also noted that for the 10-year period and lifetime of the fund since August 1, 1989, the fund’s investment results were mixed.

Global Balanced Fund seeks the balanced accomplishment of three objectives – long-term growth of capital, conservation of principal and current income – by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average, (ii) the Bloomberg Barclays Global Aggregate Bond Index, (iii) the MSCI All Country World Index and (iv) a customized index composed of 60% MSCI index and 40% Bloomberg Barclays index. They noted that the fund’s results were above all benchmarks except the MSCI index for all periods.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average and (ii) the Bloomberg Barclays U.S. Aggregate Index. They noted that the fund’s investment results were above the Lipper average and the Bloomberg Barclays index for the six-month, three-year, five-year and 15-year periods, but below both benchmarks for the 10-year and 20-year periods, and mixed for the one-year period and for the lifetime of the fund since January 2, 1996.

American Funds Insurance Series       209

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Index and (ii) the Bloomberg Barclays Global Aggregate Bond Index. They noted that the fund’s results were higher than both benchmarks for the six-month and 10-year periods and for the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were mixed for the one-year, three-year and five-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results were higher than both benchmarks for the one-year period, higher than the Lipper average over the lifetime of the fund since February 8, 1984 (data for the Bloomberg Barclays index was not available for the period), below both benchmarks for the 10-year period, and were mixed for the six-month, three-year, five-year, 15-year and 20-year periods.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average and (iii) the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s investment results were higher than all of the comparisons.

Ultra-Short Bond Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Ultra-Short Obligation Funds Average, (ii) the Lipper Money Market Funds Average and (iii) the Bloomberg Barclays Short-Term Government/Corporate Index. They noted that the fund’s investment results were lower than all the benchmarks for the three-year, five-year, 10-year and 20-year periods, and were mixed for the six-month period and lifetime of the fund since February 8, 1984.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s investment results were above both benchmarks for the six-month, one-year, three-year and five-year periods. They also noted that the fund’s results were above the Lipper average but below the Bloomberg Barclays index for the 10-year, 15-year and 20-year periods, as well as over the lifetime of the fund since December 2, 1985.

210      American Funds Insurance Series

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median fees of the other funds included in its Lipper category, other than the Mortgage Fund, Bond Fund and Ultra-Short Bond Fund.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board and the committee noted that CRMC had agreed to additional breakpoints for the advisory fee schedules of AFIS – New World Fund, AFIS – Blue Chip Income and Growth Fund and AFIS – Bond Fund. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders. The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

American Funds Insurance Series       211

Approval of Investment Advisory and Service Agreement and

Subadvisory Agreement – American Funds Insurance Series

Managed Risk Funds

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through January 31, 2019. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive. They noted that the fund’s investment results were above both benchmarks for the three-month, six-month and one-year periods, and below both benchmarks for the three-year period and lifetime of the fund since May 1, 2013.

212      American Funds Insurance Series

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the MSCI All Country World Index ex USA and (ii) the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive. They noted that the fund’s investment results were above both benchmarks for the three-month and six-month periods. They also noted that for the one-year and three-year periods, the fund’s investment results were above the S&P EPAC index and below the MSCI index, and for the lifetime of the fund since May 1, 2013, the fund’s results were below both the MSCI index and the S&P EPAC index.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive. They noted that the fund’s investment results were lower than all of the comparisons.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive. They noted that the fund’s investment results were below all benchmarks for the three-month and three-year periods and for the lifetime of the fund since May 1, 2015, and were mixed for the six-month and one-year periods.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Bloomberg Barclays U.S. Aggregate Index, (ii) the Standard & Poor’s 500 Composite Index and (iii) the Standard & Poor’s 500 Managed Risk Index – Moderate. They noted that the fund’s investment results were higher than the Bloomberg Barclays index for all periods, but below both S&P 500 indexes for the three-month and three-year periods and for the lifetime of the fund since October 1, 2012. They also noted the fund’s investment results were mixed for the six-month and one-year periods.

The board and the committee also considered the volatility of the funds compared with the Standard & Poor’s 500 Managed Risk indexes noted above, and those of a group of funds with volatility management strategies identified by management for the three-month, six-month, one-year and three-year periods and lifetime of the fund, through June 30, 2017. They noted that the volatility of Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, and Managed Risk Growth-Income Fund was greater than that of the S&P 500 Managed Risk indexes and most of the selected funds for all periods. They also noted that the volatility of Managed Risk International Fund was lower than all comparisons, except for the S&P 500 Managed Risk index for the six-month period. In addition, they noted that the volatility of Managed Risk Asset Allocation Fund was lower than that of the S&P 500 Managed Risk index for all periods, and lower than most of the selected funds for all periods, except for the three-year period and lifetime of the fund through June 30, 2017. The board and the committee also noted, however, that for those periods the equity markets did not sustain large market declines of the type that Milliman FRM’s volatility management program was designed to protect against. The board and the committee concluded that each fund’s investment results, and the results of the services provided by Milliman FRM, have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

American Funds Insurance Series       213

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that the total advisory fees and expenses for Managed Risk Growth Fund were lower than the median and average for the Lipper Growth Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk International Fund were lower than the median and average for the Lipper International Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk Blue Chip Income and Growth Fund were at or slightly above the median of the Lipper Growth and Income Funds Average (variable insurance). They also noted that the total advisory fees and expenses for Managed Risk Growth-Income Fund were lower than the median and average for the Lipper Growth and Income Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk Asset Allocation Fund were lower than the Lipper Flexible Portfolio Funds Average (variable insurance).

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

214      American Funds Insurance Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	77	None
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	80	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	79	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	67	None

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1998	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series      215

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 President	1998	Partner – Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[6]
John H. Smet, 1956 Senior Vice President	1994	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner – Capital World Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner – Capital Research Global Investors, Capital International, Inc.[6]
S. Keiko McKibben, 1969 Vice President	2010	Partner – Capital Research Global Investors, Capital Research and Management Company
Maria T. Manotok Pathria, 1974 Vice President	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Guardian Trust Company[6]
Renaud H. Samyn, 1974 Vice President	2010	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner – Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President – Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Offices of the series and of the	Custodians of assets	Counsel

investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Bank of New York Mellon (Managed Risk Funds only) One Wall Street New York, NY 10286

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered

public accounting firm PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

216      American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” – which describes how we vote proxies relating to portfolio securities – is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2017, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group
The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach – in combination with The Capital SystemSM – has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success	The Capital System	Superior long-term track record

We base our decisions on a long-term perspective, which we believe aligns our
goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]	The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.	AFIS equity funds have beaten their comparable Lipper indexes in 93% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 69% of 10-year periods and 84% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2017.

[2]	Based on Class 1 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), Global Income Funds Index (Global Bond Fund), High Yield Funds Index (High-Income Bond Fund), Ultra-Short Obligation Funds Index (Ultra-Short Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.

[3]	Based on management fees for the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

   Lit. No. INGEARX-998-0218P

Annual Report

December 31, 2017

NVIT Managed American Funds Asset Allocation Fund

AR-AM-MGAA 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Managed American Funds Asset Allocation Fund

For the annual period ended December 31, 2017, the NVIT Managed American Funds Asset Allocation Fund (Class II) returned 17.55% versus 21.83% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 130 funds as of December 31, 2017) was 16.02% for the same time period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the American Funds Asset Allocation Fund (“Core Sleeve”), and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Fund’s equity exposure to 80% (or 10% over the current exposure within the Core Sleeve, whichever is lower) or decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, experienced historic low levels throughout 2017. Broad market volatility ranged between 7.1% and 13.7%, based on the S&P 500 Index. We began the year with normal levels of equity volatility and trended downward throughout the year with a mild spike in volatility in May 2017. The low volatility regime mixed with an up-trending market provided an opportunity for the algorithm to positively contribute to Fund performance by adding additional equity exposure via futures contracts in the Volatility Overlay. The Fund remained at its maximum allowable equity exposure for the majority of the time in 2017.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed Volatility Overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Core Sleeve of the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund invests primarily in an underlying fund, the Asset Allocation FundSM, a series of American Funds Insurance Series® (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). In addition, through its Volatility Overlay, the Fund is subject to cash position risk

4

Fund Commentary (cont.)	NVIT Managed American Funds Asset Allocation Fund

(the Fund may miss investment opportunities). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Below is the 2017 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (Asset Allocation Fund), which is the core investment of the NVIT Managed American Funds Asset Allocation Fund (Fund). The Asset Allocation Fund’s performance return shown below and the NVIT Managed American Funds Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Asset Allocation Fund versus the NVIT Managed American Funds Asset Allocation Fund and because the latter fund also contains an overlay investment that manages the volatility of the Fund as described above.

The Asset Allocation Fund, which is a mix of stocks and bonds, rose 16.23% for the 12 months ended December 31, 2017. In comparison, Standard & Poor’s 500 Composite Index,1 the benchmark for the fund’s equity holdings, gained 21.83% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,1 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,1 advanced 14.26%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Bonds also advanced, led by high-yield corporates.

Investments in the industrials and information technology sectors contributed the most to the fund’s relative returns. Boeing was additive to the fund’s returns as the company’s strong earnings beat third-quarter analyst estimates. TSMC, a chip contract manufacturer for Apple, was also additive, as the company beat third-quarter sales and earnings estimates.

Investments in the energy sector detracted from the fund’s absolute and relative returns. Within the sector, energy exploration and production company Noble Energy, as well as oil and natural gas services company Weatherford International, detracted from the fund’s returns as both companies reported third-quarter losses.

The fund’s fixed income holdings advanced due to an overweight position in high-yield corporate bonds. The fund’s exposure to short interest duration, or the fund’s relatively low sensitivity to interest rates compared with the benchmark, also helped.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Asset Allocation Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

[1]

Data Sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Asset Allocation Fund Portfolio Managers:

Alan N. Berro, J. David Carpenter, David A. Daigle, Jeffrey T. Lager, James R. Mulally and John R. Queen — Capital Research and Management CompanySM

5

Fund Performance	NVIT Managed American Funds Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	3 Yr.	Inception[2]
Class II	17.55%	7.64%	6.66%
S&P 500® Index	21.83%	11.41%	11.30%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.35%
Blended Index	14.26%	7.76%	7.85%
CPI	2.11%	1.64%	1.00%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014.

Expense Ratios

Expense Ratio^
Class II	0.98%

^	Current effective prospectus dated May 1, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Managed American Funds Asset Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Asset Allocation Fund since inception through 12/31/17 versus performance of the S&P 500® Index, the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Blended Index comprises 60% S&P 500® Index and 40% Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index.

7

Shareholder Expense Example	NVIT Managed American Funds Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Asset Allocation Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,081.80	3.62	0.69
	Hypothetical	(c)(d)	1,000.00	1,021.73	3.52	0.69

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2017

NVIT Managed American Funds Asset Allocation Fund

Investment Company 94.1%

	Shares	Value

Balanced Fund 94.1%
American Funds Asset Allocation Fund, Class 1	59,657,759	$1,414,485,468

Total Investment Company (cost $1,305,846,798)		1,414,485,468

Total Investments (cost $1,305,846,798) — 94.1%		1,414,485,468

Other assets in excess of liabilities — 5.9%		88,184,933

NET ASSETS — 100.0%		$1,502,670,401

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	282	3/2018	USD	28,841,550	648,617
Russell 2000 E-Mini Index	211	3/2018	USD	16,210,075	233,042
S&P 500 E-Mini Index	1,170	3/2018	USD	156,546,000	2,464,816
S&P Midcap 400 E-Mini Index	11	3/2018	USD	2,092,640	20,197

					3,366,672

At December 31, 2017, the Fund has $7,665,515 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2017

NVIT Managed American Funds Asset Allocation Fund
Assets:
Investment security, at value (cost $1,305,846,798)	$1,414,485,468
Cash	82,027,501
Deposits with broker for futures contracts	7,665,515
Interest receivable	62,339
Receivable for capital shares issued	483,566
Prepaid expenses	1,788

Total Assets	1,504,726,177

Liabilities:
Payable for investment purchased	458,656
Payable for capital shares redeemed	168
Payable for variation margin on futures contracts	737,462
Accrued expenses and other payables:
Investment advisory fees	188,334
Fund administration fees	33,359
Distribution fees	313,875
Administrative servicing fees	300,347
Accounting and transfer agent fees	124
Trustee fees	241
Custodian fees	4,347
Compliance program costs (Note 3)	1,387
Professional fees	11,849
Printing fees	4,727
Other	900

Total Liabilities	2,055,776

Net Assets	$1,502,670,401

Represented by:
Capital	$1,312,443,916
Accumulated undistributed net investment income	765,538
Accumulated net realized gains from investment security and futures contracts	77,455,605
Net unrealized appreciation/(depreciation) in investment security	108,638,670
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	3,366,672

Net Assets	$1,502,670,401

Net Assets:
Class II Shares	$1,502,670,401

Total	$1,502,670,401

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	129,601,834

Total	129,601,834

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.59

The accompanying notes are an integral part of these financial statements.

10

Statement of Operations

For the Year Ended December 31, 2017

NVIT Managed American Funds Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$23,205,288
Interest income	471,915
Other income	2,366

Total Income	23,679,569

EXPENSES:
Investment advisory fees	1,872,295
Fund administration fees	305,124
Distribution fees Class II Shares	3,120,475
Administrative servicing fees Class II Shares	3,120,475
Professional fees	61,129
Printing fees	14,188
Trustee fees	38,114
Custodian fees	42,834
Accounting and transfer agent fees	752
Compliance program costs (Note 3)	5,221
Other	14,998

Total Expenses	8,595,605

NET INVESTMENT INCOME	15,083,964

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Underlying Fund	52,232,794
Net realized gains (losses) from:
Transactions in investment security	986,761
Expiration or closing of futures contracts (Note 2)	25,479,155

Net realized gains	78,698,710

Net change in unrealized appreciation/depreciation in the value of:
Investment security	100,946,242
Futures contracts (Note 2)	3,295,464

Net change in unrealized appreciation/depreciation	104,241,706

Net realized/unrealized gains	182,940,416

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$198,024,380

The accompanying notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	NVIT Managed American Funds Asset Allocation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$15,083,964	$10,929,543
Net realized gains	78,698,710	16,001,305
Net change in unrealized appreciation/depreciation	104,241,706	39,191,247

Change in net assets resulting from operations	198,024,380	66,122,095

Distributions to Shareholders From:
Net investment income:
Class II	(26,092,099)	–
Net realized gains:
Class II	(15,264,780)	–

Change in net assets from shareholder distributions	(41,356,879)	–

Change in net assets from capital transactions	356,941,438	327,707,017

Change in net assets	513,608,939	393,829,112

Net Assets:
Beginning of year	989,061,462	595,232,350

End of year	$1,502,670,401	$989,061,462

Accumulated undistributed net investment income at end of year	$765,538	$11,032,432

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$321,250,465	$333,316,758
Dividends reinvested	41,356,879	–
Cost of shares redeemed	(5,665,906)	(5,609,741)

Total Class II Shares	356,941,438	327,707,017

Change in net assets from capital transactions	$356,941,438	$327,707,017

SHARE TRANSACTIONS:
Class II Shares
Issued	29,087,825	34,369,336
Reinvested	3,648,780	–
Redeemed	(507,178)	(582,280)

Total Class II Shares	32,229,427	33,787,056

Total change in shares	32,229,427	33,787,056

Amounts designated as “-” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

12

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Asset Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2017	$10.16	0.13	1.64	1.77	(0.21)	(0.13)	(0.34)	$11.59	17.55%		$1,502,670,401	0.69%	1.21%		0.69%	1.60%
Year Ended December 31, 2016	$9.36	0.14	0.66	0.80	–	–	–	$10.16	8.55%		$989,061,462	0.69%	1.42%		0.69%	0.70%
Year Ended December 31, 2015	$9.92	0.18	(0.40)	(0.22)	(0.17)	(0.17)	(0.34)	$9.36	(2.25%	)	$595,232,350	0.71%	1.79%		0.71%	1.24%
Period Ended December 31, 2014 (g)	$10.00	0.24	(0.20)	0.04	(0.12)	–	(0.12)	$9.92	0.36%		$191,550,882	0.73%	2.39%	(h)	0.80%	0.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

13

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Asset Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

14

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report which can be found at www.americanfunds.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

15

Notes to Financial Statements (Continued)

December 31, 2017

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$3,366,672
Total		$3,366,672
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$25,479,155
Total	$25,479,155

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$3,295,464
Total	$3,295,464

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$160,985,101

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of

16

Notes to Financial Statements (Continued)

December 31, 2017

Assets and Liabilities.” At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Security and Futures Contracts
$—	$741,241	$(741,241)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by available to certain investment companies under requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

17

Notes to Financial Statements (Continued)

December 31, 2017

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.15%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $67,766.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.23% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

18

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $305,124 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $5,221.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $3,120,475

19

Notes to Financial Statements (Continued)

December 31, 2017

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $372,426,347 and sales of $18,978,098 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.americanfunds.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

20

Notes to Financial Statements (Continued)

December 31, 2017

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,092,099	$15,264,780	$41,356,879	$—	$41,356,879

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The Fund did not make any distributions for the year ended December 31, 2016.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$12,276,303	$69,741,818	$82,018,121	$—	$108,208,364	$190,226,485

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

21

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,309,643,776	$108,208,364	$—	$108,208,364

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Managed American Funds Asset Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

23

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 65.88%.

The Fund designates $15,264,780, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

24

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

25

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

26

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

30

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).
iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

31

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Annual Report

December 31, 2017

NVIT Managed American Funds

Growth-Income Fund

AR-AM-MGI 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Managed American Funds Growth-Income Fund

For the annual period ended December 31, 2017, the NVIT Managed American Funds Growth-Income Fund (Class II) returned 21.70% versus 21.83% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 98 funds as of December 31, 2017) was 21.35% for the same time period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the American Funds Growth-Income Fund (“Core Sleeve”) and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

Through the Volatility Overlay the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, S&P MidCap® 400 Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Fund’s equity exposure only up to the Core Sleeve’s current equity exposure but can decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, experienced historic low levels throughout 2017. Broad market volatility ranged between 7.1% and 13.7%, based on the S&P 500 Index. We began the year with normal levels of equity volatility and trended downward throughout the year with a mild spike in volatility in May 2017. The low volatility regime mixed with an up-trending market provided an opportunity for the algorithm to positively contribute to Fund performance by adding additional equity exposure via futures contracts in the Volatility Overlay sleeve. The Fund remained at its maximum allowable equity exposure for the majority of the time in 2017.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed Volatility Overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Core Sleeve of the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund invests primarily in an underlying fund, the Growth-Income FundSM, a series of American Funds Insurance Series® (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund.

The Fund, through its Core Sleeve, is subject to the risks of its underlying fund. Growth funds may underperform other funds that use different investing styles. Through its Volatility Overlay, the Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Volatility Overlay may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). In addition, through its Volatility Overlay, the Fund is subject to cash position risk (the Fund may miss investment opportunities). The Volatility Overlay may not be successful and may result in losses greater than if the

4

Fund Commentary (cont.)	NVIT Managed American Funds Growth-Income Fund

Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Below is the 2017 annual report commentary from American Funds Insurance Series® Growth-Income Fund (Growth-Income Fund), which is the core investment of the NVIT Managed American Funds Growth-Income Fund. The Growth-Income Fund’s performance return shown below and the NVIT Managed American Funds Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Growth-Income Fund versus the NVIT Managed American Funds Growth-Income Fund and because the latter contains an overlay investment to manages the volatility of that Fund as described above.

The Growth-Income Fund gained 22.38% for the 12 months ended December 31, 2017. Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 21.83%.

U.S. stocks staged an impressive rally, as the economic picture remained bright with GDP growing an annualized 3.2% in the third quarter. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Regarding the fund, investments in the consumer discretionary and health care sectors contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to an increase in its stock price. Health care company AbbVie reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Despite OPEC’s production cuts aimed at propping up oil prices, investments in the energy sector hindered absolute results. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

As equity markets continue to advance, valuations for many companies are up and that calls into question the sustainability of this remarkable bull market. The fund’s portfolio managers exercise caution and continue to conduct global research and fundamental analysis to identify companies that are reasonably valued for their growth prospects, while maintaining a long-term perspective on investing.

Growth-Income Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

*	Source: S&P Dow Jones Indices LLC.

Growth-Income Fund Portfolio Managers:

J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins and Dylan Yolles — Capital Research and Management CompanySM

5

Fund Performance	NVIT Managed American Funds Growth-Income Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	3 Yr.	Inception[2]
Class II	21.70%	10.28%	9.64%
S&P 500® Index	21.83%	11.41%	11.30%
CPI	2.11%	1.64%	1.00%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 08, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.04%	1.00%

^	Current effective prospectus dated May 1, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

6

Fund Performance (cont.)	NVIT Managed American Funds Growth-Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Managed American Funds Growth-Income Fund since inception through 12/31/17 versus performance of the S&P 500® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Managed American Funds Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Managed American Funds Growth-Income Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,111.00	3.83	0.72
	Hypothetical	(c)(d)	1,000.00	1,021.58	3.67	0.72

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2017

NVIT Managed American Funds Growth-Income Fund

Investment Company 95.1%

	Shares	Value

Equity Fund 95.1%
American Funds Growth-Income Fund, Class 1	5,158,951	$259,082,507

Total Investment Company (cost $239,106,455)		259,082,507

Total Investments (cost $239,106,455) — 95.1%		259,082,507

Other assets in excess of liabilities — 4.9%		13,216,628

NET ASSETS — 100.0%		$272,299,135

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	16	3/2018	USD	1,636,400	37,202
Russell 2000 E-Mini Index	9	3/2018	USD	691,425	11,341
S&P 500 E-Mini Index	73	3/2018	USD	9,767,400	152,425
S&P Midcap 400 E-Mini Index	1	3/2018	USD	190,240	2,732

					203,700

At December 31, 2017, the Fund has $460,515 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities

December 31, 2017

NVIT Managed American Funds Growth-Income Fund
Assets:
Investment security, at value (cost $239,106,455)	$259,082,507
Cash	12,970,811
Deposits with broker for futures contracts	460,515
Interest receivable	9,875
Receivable for capital shares issued	145,069
Prepaid expenses	263

Total Assets	272,669,040

Liabilities:
Payable for investment purchased	137,637
Payable for capital shares redeemed	81
Payable for variation margin on futures contracts	42,299
Accrued expenses and other payables:
Investment advisory fees	33,820
Fund administration fees	11,297
Distribution fees	56,364
Administrative servicing fees	60,904
Accounting and transfer agent fees	30
Trustee fees	45
Custodian fees	327
Compliance program costs (Note 3)	241
Professional fees	10,295
Printing fees	4,557
Recoupment fees (Note 3)	9,100
Other	2,908

Total Liabilities	369,905

Net Assets	$272,299,135

Represented by:
Capital	$242,172,456
Accumulated undistributed net investment income	145,110
Accumulated net realized gains from investment security and futures contracts	9,801,817
Net unrealized appreciation/(depreciation) in investment security	19,976,052
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	203,700

Net Assets	$272,299,135

10

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Managed American Funds Growth-Income Fund
Net Assets:
Class II Shares	$272,299,135

Total	$272,299,135

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	24,491,546

Total	24,491,546

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.12

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Managed American Funds Growth-Income Fund
INVESTMENT INCOME:
Dividend income	$3,735,654
Interest income	79,170
Other income	558

Total Income	3,815,382

EXPENSES:
Investment advisory fees	302,254
Fund administration fees	81,708
Distribution fees Class II Shares	503,756
Administrative servicing fees Class II Shares	503,756
Professional fees	23,617
Printing fees	10,177
Trustee fees	6,149
Custodian fees	6,534
Accounting and transfer agent fees	176
Compliance program costs (Note 3)	863
Recoupment fees (Note 3)	9,100
Other	2,442

Total Expenses	1,450,532

NET INVESTMENT INCOME	2,364,850

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from Underlying Fund	11,772,320
Net realized gains (losses) from:
Transactions in investment security	(1,359,264)
Expiration or closing of futures contracts (Note 2)	1,343,252

Net realized gains	11,756,308

Net change in unrealized appreciation/depreciation in the value of:
Investment security	24,912,204
Futures contracts (Note 2)	199,887

Net change in unrealized appreciation/depreciation	25,112,091

Net realized/unrealized gains	36,868,399

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$39,233,249

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Managed American Funds Growth-Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$2,364,850	$1,364,730
Net realized gains	11,756,308	6,752,840
Net change in unrealized appreciation/depreciation	25,112,091	2,045,479

Change in net assets resulting from operations	39,233,249	10,163,049

Distributions to Shareholders From:
Net investment income:
Class II	(2,367,178)	(1,789,206)
Net realized gains:
Class II	(253,690)	(7,712,300)

Change in net assets from shareholder distributions	(2,620,868)	(9,501,506)

Change in net assets from capital transactions	92,298,087	71,878,395

Change in net assets	128,910,468	72,539,938

Net Assets:
Beginning of year	143,388,667	70,848,729

End of year	$272,299,135	$143,388,667

Accumulated undistributed net investment income at end of year	$145,110	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$99,927,794	$73,168,378
Dividends reinvested	2,620,868	9,501,506
Cost of shares redeemed	(10,250,575)	(10,791,489)

Total Class II Shares	92,298,087	71,878,395

Change in net assets from capital transactions	$92,298,087	$71,878,395

SHARE TRANSACTIONS:
Class II Shares
Issued	9,741,265	7,811,778
Reinvested	238,100	1,018,382
Redeemed	(1,018,349)	(1,184,791)

Total Class II Shares	8,961,016	7,645,369

Total change in shares	8,961,016	7,645,369

Amount designated as “-” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Managed American Funds Growth-Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2017	$9.23	0.12	1.88	2.00	(0.10)	(0.01)	—	(0.11)	$11.12	21.70%	$272,299,135	0.72%	1.17%		0.72%	5.92%
Year Ended December 31, 2016	$8.99	0.13	0.78	0.91	(0.13)	(0.54)	—	(0.67)	$9.23	10.04%	$143,388,667	0.72%	1.46%		0.76%	10.43%
Year Ended December 31, 2015	$10.15	0.13	(0.13)	—	(0.10)	(0.95)	(0.11)	(1.16)	$8.99	0.14%	$70,848,729	0.69%	1.24%		0.84%	2.83%
Period Ended December 31, 2014 (g)	$10.00	0.16	0.12	0.28	(0.11)	—	(0.02)	(0.13)	$10.15	2.74%	$26,952,079	0.72%	1.62%	(h)	1.37%	0.22%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	For the period from July 9, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of July 8, 2014 through December 31, 2014.
(h)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Managed American Funds Growth-Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Fund typically invests, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the unaffiliated registered open-end Underlying Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report which can be found at www.americanfunds.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (‘‘futures contracts’’) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging

16

Notes to Financial Statements (Continued)

December 31, 2017

purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$203,700
Total		$203,700
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$1,343,252
Total	$1,343,252

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$199,887
Total	$199,887

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$8,679,584

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

17

Notes to Financial Statements (Continued)

December 31, 2017

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Fund is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Fund are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Security and Futures Contracts
$—	$147,438	$(147,438)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Notes to Financial Statements (Continued)

December 31, 2017

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in the monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.15%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $10,888.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.22% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$73,110	$37,520	$—	$110,630

Amount designated as “—” is zero or has been rounded to zero.

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2017, the Fund reimbursed NFA in the amount of $9,100.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $81,708 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $863.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

20

Notes to Financial Statements (Continued)

December 31, 2017

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $503,756.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $109,169,298 and sales of $11,417,051 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.americanfunds.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

21

Notes to Financial Statements (Continued)

December 31, 2017

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Fund is a shareholder of its Underlying Fund. The Underlying Fund does not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of the Underlying Fund in which it invests, including management, administration and custodian fees. These expenses are deducted from the Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,367,178	$253,690	$2,620,868	$—	$2,620,868

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

22

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,787,415	$7,714,091	$9,501,506	$—	$9,501,506

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$762,366	$12,550,666	$13,313,032	$—	$16,813,647	$30,126,679

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$242,472,560	$16,813,647	$—	$16,813,647

Amount designated as “—” is zero or has been rounded to zero.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Managed American Funds Growth-Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Managed American Funds Growth-Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $253,690, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

25

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

26

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

31

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

32

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Annual Report

December 31, 2017

NVIT Investor Destinations Aggressive Fund

AR-ID-AG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Aggressive Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Aggressive Fund (Class II) returned 18.43% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s Lipper variable insurance products peer category of Mixed-Asset Target Allocation Aggressive Growth Funds (consisting of 30 funds as of December 31, 2017) was 19.56% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from its investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% – 0.75% to 1.25% – 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

All 10 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and — given their relatively large allocations within the NVIT Investor Destinations Aggressive Fund — were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the Nationwide Contract, which returned 3.86% and 2.92%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations. The Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Risk-Based International Equity ETF were added as underlying investments during the third quarter of 2017.

Other than the ETF investments, the Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by

4

Fund Commentary (cont.)	NVIT Investor Destinations Aggressive Fund

Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	90.2%
Fixed Income Funds	7.9%
Investment Contract	2.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	32.4%
NVIT International Index Fund, Class Y	28.1%
NVIT Mid Cap Index Fund, Class Y	14.0%
NVIT Small Cap Index Fund, Class Y	9.0%
Nationwide Core Plus Bond Fund, Class R6	4.0%
NVIT Bond Index Fund, Class Y	3.9%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.6%
Nationwide Risk-Based International Equity ETF	2.0%
Nationwide Contract	2.0%
Nationwide Ziegler Equity Income Fund, Class R6	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	18.43%	11.39%	5.80%
Class P	18.65%	11.55%	11.09%	[2]
Russell 3000® Index	21.13%	15.58%	8.60%
Blended Index	20.44%	11.94%	6.36%
CPI	2.11%	1.43%	1.61%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012

Expense Ratios

Expense Ratio^
Class II	0.84%
Class P	0.69%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Aggressive Fund versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Aggressive Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,088.90	3.11	0.59
	Hypothetical	(c)(d)	1,000.00	1,022.23	3.01	0.59
Class P Shares	Actual	(c)	1,000.00	1,088.90	2.26	0.43
	Hypothetical	(c)(d)	1,000.00	1,023.04	2.19	0.43

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Aggressive Fund

Investment Companies 92.5%

	Shares	Value

Equity Funds 84.6%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	216,462	$3,311,868
NVIT International Index Fund, Class Y (a)	8,572,436	89,153,338
NVIT Mid Cap Index Fund, Class Y (a)	1,706,011	44,424,530
NVIT S&P 500 Index Fund, Class Y (a)	5,847,205	102,676,924
NVIT Small Cap Index Fund, Class Y (a)	2,096,472	28,532,982

Total Equity Funds (cost $200,097,711)		268,099,642

Fixed Income Funds 7.9%
Nationwide Core Plus Bond Fund, Class R6 (a)	1,232,404	12,595,168
NVIT Bond Index Fund, Class Y (a)	1,204,420	12,562,096

Total Fixed Income Funds (cost $25,394,901)		25,157,264

Total Investment Companies (cost $225,492,612)		293,256,906

Exchange Traded Funds 5.6%
Equity Funds 5.6%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)	424,368	11,300,920
Nationwide Risk-Based International Equity ETF (a)	242,408	6,290,488

Total Exchange Traded Funds (cost $16,692,686)		17,591,408

Investment Contract 2.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$6,190,802	6,190,802

Total Investment Contract (cost $6,190,802)		6,190,802

Total Investments (cost $248,376,100) — 100.1%		317,039,116

Liabilities in excess of other assets — (0.1)%		(174,740)

NET ASSETS — 100.0%		$316,864,376

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $248,376,100)	$317,039,116
Cash	81,129
Receivable for investments sold	150,074
Receivable for capital shares issued	13,935
Prepaid expenses	458

Total Assets	317,284,712

Liabilities:
Payable for investments purchased	74,634
Payable for capital shares redeemed	163,748
Accrued expenses and other payables:
Investment advisory fees	34,794
Fund administration fees	12,456
Distribution fees	66,920
Administrative servicing fees	44,388
Accounting and transfer agent fees	114
Trustee fees	49
Custodian fees	2,405
Compliance program costs (Note 3)	302
Professional fees	10,922
Printing fees	5,996
Other	3,608

Total Liabilities	420,336

Net Assets	$316,864,376

Represented by:
Capital	$232,969,485
Accumulated undistributed net investment income	395,048
Accumulated net realized gains from investment securities of affiliated issuers	14,836,827
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	68,663,016

Net Assets	$316,864,376

Net Assets:
Class II Shares	$297,792,516
Class P Shares	19,071,860

Total	$316,864,376

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	21,891,475
Class P Shares	1,410,124

Total	23,301,599

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.60
Class P Shares	$13.52

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$5,982,504
Interest income from affiliated issuers	171,690
Other income	1,124

Total Income	6,155,318

EXPENSES:
Investment advisory fees	388,947
Fund administration fees	104,103
Distribution fees Class II Shares	709,284
Distribution fees Class P Shares	38,699
Administrative servicing fees Class II Shares	425,572
Professional fees	25,446
Printing fees	11,137
Trustee fees	9,064
Custodian fees	11,971
Accounting and transfer agent fees	608
Compliance program costs (Note 3)	1,229
Other	4,950

Total expenses before earnings credit	1,731,010

Earnings credit (Note 5)	(887)

Net Expenses	1,730,123

NET INVESTMENT INCOME	4,425,195

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	6,610,325
Net realized gains from transactions in investment securities of affiliated issuers	18,541,742

Net realized gains	25,152,067

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	21,102,790

Net realized/unrealized gains	46,254,857

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$50,680,052

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$4,425,195	$4,254,383
Net realized gains	25,152,067	22,702,801
Net change in unrealized appreciation/depreciation	21,102,790	(2,555,797)

Change in net assets resulting from operations	50,680,052	24,401,387

Distributions to Shareholders From:
Net investment income:
Class II	(4,388,999)	(4,258,755)
Class P	(310,126)	(211,365)
Net realized gains:
Class II	(20,812,973)	(19,707,333)
Class P	(1,201,282)	(836,003)

Change in net assets from shareholder distributions	(26,713,380)	(25,013,456)

Change in net assets from capital transactions	11,956,734	(3,397,156)

Change in net assets	35,923,406	(4,009,225)

Net Assets:
Beginning of year	280,940,970	284,950,195

End of year	$316,864,376	$280,940,970

Accumulated undistributed net investment income at end of year	$395,048	$395,769

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$21,088,596	$15,435,552
Dividends reinvested	25,201,972	23,966,088
Cost of shares redeemed	(39,602,105)	(46,834,894)

Total Class II Shares	6,688,463	(7,433,254)

Class P Shares
Proceeds from shares issued	4,684,099	3,432,067
Dividends reinvested	1,511,408	1,047,368
Cost of shares redeemed	(927,236)	(443,337)

Total Class P Shares	5,268,271	4,036,098

Change in net assets from capital transactions	$11,956,734	$(3,397,156)

SHARE TRANSACTIONS:
Class II Shares
Issued	1,575,117	1,229,670
Reinvested	1,924,232	1,958,735
Redeemed	(2,970,621)	(3,729,692)

Total Class II Shares	528,728	(541,287)

Class P Shares
Issued	348,759	274,256
Reinvested	115,826	85,828
Redeemed	(68,731)	(35,417)

Total Class P Shares	395,854	324,667

Total change in shares	924,582	(216,620)

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2017	$12.56	0.19	2.06	2.25	(0.20)	(1.01)	(1.21)	$13.60	18.43%		$297,792,516	0.59%	1.46%	0.59%	17.58%
Year Ended December 31, 2016	$12.61	0.19	0.95	1.14	(0.20)	(0.99)	(1.19)	$12.56	9.47%		$268,268,215	0.59%	1.54%	0.59%	13.64%
Year Ended December 31, 2015	$12.93	0.17	(0.30)	(0.13)	(0.19)	–	(0.19)	$12.61	(1.00%	)	$276,290,065	0.59%	1.32%	0.59%	9.33%
Year Ended December 31, 2014	$12.52	0.20	0.42	0.62	(0.21)	–	(0.21)	$12.93	4.99%		$317,928,316	0.58%	1.57%	0.58%	15.54%
Year Ended December 31, 2013	$9.99	0.17	2.55	2.72	(0.19)	–	(0.19)	$12.52	27.25%		$339,488,645	0.59%	1.50%	0.59%	6.27%

Class P Shares
Year Ended December 31, 2017	$12.49	0.25	2.02	2.27	(0.23)	(1.01)	(1.24)	$13.52	18.65%		$19,071,860	0.44%	1.88%	0.44%	17.58%
Year Ended December 31, 2016	$12.56	0.25	0.90	1.15	(0.23)	(0.99)	(1.22)	$12.49	9.52%		$12,672,755	0.44%	1.96%	0.44%	13.64%
Year Ended December 31, 2015	$12.88	0.23	(0.33)	(0.10)	(0.22)	–	(0.22)	$12.56	(0.79%	)	$8,660,130	0.44%	1.78%	0.44%	9.33%
Year Ended December 31, 2014	$12.48	0.26	0.38	0.64	(0.24)	–	(0.24)	$12.88	5.13%		$6,343,266	0.43%	2.07%	0.43%	15.54%
Year Ended December 31, 2013	$9.97	0.30	2.43	2.73	(0.22)	–	(0.22)	$12.48	27.39%		$2,789,521	0.43%	2.62%	0.43%	6.27%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

16

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$17,591,408	$—	$—	$17,591,408
Investment Companies	293,256,906	—	—	293,256,906
Investment Contract	—	—	6,190,802	6,190,802
Total	$310,848,314	$—	$6,190,802	$317,039,116

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$5,466,479	$5,466,479
Purchases*	757,683	757,683
Sales	(33,360)	(33,360)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$6,190,802	$6,190,802

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Dailly Transactions	daily
		Interest Rate	2.85% -3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

17

Notes to Financial Statements (Continued)

December 31, 2017

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

18

Notes to Financial Statements (Continued)

December 31, 2017

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily

19

Notes to Financial Statements (Continued)

December 31, 2017

attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$273,209	$(273,209)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

20

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $104,103 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,229.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $425,572.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2017

Cross trades for the year ended December 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $4,454. All trades were executed at market value and with no commissions.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	216,462	5,850,224	715,489	3,622,527	435,929	(67,247)	3,311,868	148,249	250,426
NVIT International Index Fund, Class Y	8,572,436	81,445,735	8,205,424	17,404,003	1,743,712	15,162,470	89,153,338	2,490,921	—
NVIT Mid Cap Index Fund, Class Y	1,706,011	37,067,645	9,023,093	4,673,376	2,077,104	930,064	44,424,530	519,157	2,647,307
NVIT S&P 500 Index Fund, Class Y	5,847,205	98,545,330	8,958,396	20,449,623	11,506,188	4,116,633	102,676,924	1,777,074	2,608,026
NVIT Small Cap Index Fund, Class Y	2,096,472	31,445,869	3,770,121	9,360,993	2,763,791	(85,806)	28,532,982	309,018	1,078,744
Nationwide Core Plus Bond Fund, Class R6	1,232,404	10,657,507	2,116,173	254,029	(92)	75,609	12,595,168	374,348	1,505
NVIT Bond Index Fund, Class Y	1,204,420	10,627,773	2,111,402	254,364	4,940	72,345	12,562,096	289,234	18,815
Nationwide Maximum Diversification U.S. Core Equity ETF	424,368	—	10,850,730	245,764	10,170	685,784	11,300,920	48,833	34
Nationwide Risk-Based International Equity ETF	242,408	—	6,077,550	—	—	212,938	6,290,488	25,670	5,468
Nationwide Contract	$6,190,802	5,466,479	757,683	33,360	—	—	6,190,802	171,690	—
Total		281,106,562	52,586,061	56,298,039	18,541,742	21,102,790	317,039,116	6,154,194	6,610,325

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a

22

Notes to Financial Statements (Continued)

December 31, 2017

Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $52,586,061 and sales of $56,298,039 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the

23

Notes to Financial Statements (Continued)

December 31, 2017

Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,709,593	$22,003,787	$26,713,380	$—	$26,713,380

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,470,120	$20,543,336	$25,013,456	$—	$25,013,456

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$432,916	$24,471,500	$24,904,416	$—	$58,990,475	$83,894,891

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

24

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$258,048,641	$59,398,881	$(408,406)	$58,990,475

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 52.21%.

The Fund designates $22,003,787, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $2,457,872 or $0.1055 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $144,843 or $0.0062 per outstanding share.

27

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

31

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

33

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2017

NVIT Investor Destinations Balanced Fund

AR-ID-BAL 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Balanced Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Balanced Fund (Class II) returned 11.13% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from its investments in underlying equity funds. However, the relative underperformance of the Fund to its Lipper peer category was driven by the Fund holding only 50% in equities, while funds in its Lipper peer category can hold up to 60% in equities.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% – 0.75% to 1.25% – 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S.

Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

All 11 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and — given their relatively large allocations within the NVIT Investor Destinations Balanced Fund — were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the Nationwide Risk-Based U.S. Equity ETF, which returned 3.86% and 5.11%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations.

During the reporting period, the NVIT Investor Destinations Balanced Fund added the Nationwide Risk-Based U.S. Equity ETF and the Nationwide Risk-Based International Equity ETF as underlying investments.

Other than the ETF investments, the Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the

4

Fund Commentary (cont.)	NVIT Investor Destinations Balanced Fund

most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Balanced Fund

Asset Allocation†

Equity Funds	50.6%
Fixed Income Funds	35.6%
Investment Contract	13.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	22.8%
NVIT S&P 500 Index Fund, Class Y	18.6%
Nationwide Contract	13.8%
NVIT International Index Fund, Class Y	13.1%
NVIT Mid Cap Index Fund, Class Y	9.1%
Nationwide Core Plus Bond Fund, Class R6	7.9%
NVIT Short Term Bond Fund, Class Y	4.9%
Nationwide Ziegler Equity Income Fund, Class R6	4.2%
NVIT Small Cap Index Fund, Class Y	3.1%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Nationwide Risk-Based International Equity ETF	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception
Class II	11.13%	6.94%	8.75%	[2]
Class P	11.27%	7.09%	6.84%	[3]
Russell 3000® Index	21.13%	15.58%	16.93%	[2]
Blended Index	12.06%	7.42%	16.93%	[2]
CPI	2.11%	1.43%	1.70%	[2]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Balanced Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index*, and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Balanced Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,054.10	2.95	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,054.00	2.17	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Balanced Fund

Investment Companies 83.7%

	Shares	Value

Equity Funds 48.1%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	4,497,052	$68,804,894
NVIT International Index Fund, Class Y (a)	21,001,526	218,415,874
NVIT Mid Cap Index Fund, Class Y (a)	5,835,824	151,964,856
NVIT S&P 500 Index Fund, Class Y (a)	17,630,828	309,597,333
NVIT Small Cap Index Fund, Class Y (a)	3,786,522	51,534,559

Total Equity Funds (cost $624,411,183)		800,317,516

Fixed Income Funds 35.6%
Nationwide Core Plus Bond Fund, Class R6 (a)	12,829,401	131,116,478
NVIT Bond Index Fund, Class Y (a)	36,268,711	378,282,650
NVIT Short Term Bond Fund, Class Y (a)	7,941,850	81,642,221

Total Fixed Income Funds (cost $605,789,618)		591,041,349

Total Investment Companies (cost $1,230,200,801)		1,391,358,865

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	632,078	16,402,424
Nationwide Risk-Based U.S. Equity ETF (a)	968,531	25,365,827

Total Exchange Traded Funds (cost $40,068,830)		41,768,251

Investment Contract 13.8%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$230,226,133	230,226,133

Total Investment Contract (cost $230,226,133)		230,226,133

Total Investments (cost $1,500,495,764) — 100.0%		1,663,353,249

Liabilities in excess of other assets — 0.0%†		(775,866)

NET ASSETS — 100.0%		$1,662,577,383

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Balanced Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,500,495,764)	$1,663,353,249
Cash	211,569
Receivable for investments sold	313,405
Receivable for capital shares issued	38,778
Prepaid expenses	2,535

Total Assets	1,663,919,536

Liabilities:
Payable for investments purchased	173,241
Payable for capital shares redeemed	351,244
Accrued expenses and other payables:
Investment advisory fees	182,815
Fund administration fees	36,939
Distribution fees	351,620
Administrative servicing fees	207,710
Accounting and transfer agent fees	211
Trustee fees	255
Custodian fees	11,329
Compliance program costs (Note 3)	1,603
Professional fees	14,305
Printing fees	7,280
Other	3,601

Total Liabilities	1,342,153

Net Assets	$1,662,577,383

Represented by:
Capital	$1,431,318,152
Accumulated undistributed net investment income	1,891,567
Accumulated net realized gains from investment securities of affiliated issuers	66,510,179
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	162,857,485

Net Assets	$1,662,577,383

Net Assets:
Class II Shares	$1,655,714,228
Class P Shares	6,863,155

Total	$1,662,577,383

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	102,802,077
Class P Shares	427,243

Total	103,229,320

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$16.11
Class P Shares	$16.06

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$30,728,977
Interest income from affiliated issuers	6,441,036
Other income	6,047

Total Income	37,176,060

EXPENSES:
Investment advisory fees	2,098,023
Fund administration fees	385,339
Distribution fees Class II Shares	4,019,139
Distribution fees Class P Shares	15,562
Administrative servicing fees Class II Shares	2,411,495
Professional fees	76,407
Printing fees	19,701
Trustee fees	48,843
Custodian fees	63,172
Accounting and transfer agent fees	1,207
Compliance program costs (Note 3)	6,570
Other	25,081

Total expenses before earnings credit	9,170,539

Earnings credit (Note 5)	(1,923)

Net Expenses	9,168,616

NET INVESTMENT INCOME	28,007,444

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	24,299,350
Net realized gains from transactions in investment securities of affiliated issuers	43,347,684

Net realized gains	67,647,034

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	73,981,701

Net realized/unrealized gains	141,628,735

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$169,636,179

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$28,007,444	$27,959,701
Net realized gains	67,647,034	40,016,097
Net change in unrealized appreciation/depreciation	73,981,701	22,376,167

Change in net assets resulting from operations	169,636,179	90,351,965

Distributions to Shareholders From:
Net investment income:
Class II	(29,533,012)	(28,950,363)
Class P	(132,533)	(111,337)
Net realized gains:
Class II	(38,577,198)	(34,744,229)
Class P	(152,557)	(114,879)

Change in net assets from shareholder distributions	(68,395,300)	(63,920,808)

Change in net assets from capital transactions	8,606,815	165,833,271

Change in net assets	109,847,694	192,264,428

Net Assets:
Beginning of year	1,552,729,689	1,360,465,261

End of year	$1,662,577,383	$1,552,729,689

Accumulated undistributed net investment income at end of year	$1,891,567	$2,775,342

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$25,770,318	$124,998,965
Dividends reinvested	68,110,210	63,694,592
Cost of shares redeemed	(86,299,188)	(24,184,434)

Total Class II Shares	7,581,340	164,509,123

Class P Shares
Proceeds from shares issued	1,274,304	1,512,262
Dividends reinvested	285,090	226,216
Cost of shares redeemed	(533,919)	(414,330)

Total Class P Shares	1,025,475	1,324,148

Change in net assets from capital transactions	$8,606,815	$165,833,271

SHARE TRANSACTIONS:
Class II Shares
Issued	1,637,375	8,290,951
Reinvested	4,280,037	4,218,481
Redeemed	(5,444,569)	(1,596,826)

Total Class II Shares	472,843	10,912,606

Class P Shares
Issued	80,836	100,575
Reinvested	17,943	15,008
Redeemed	(33,550)	(27,495)

Total Class P Shares	65,229	88,088

Total change in shares	538,072	11,000,694

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2017

NVIT Investor Destinations Balanced Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$169,636,179
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(112,118,363)
Proceeds from disposition of investment securities of affiliated issuers	181,056,618
Reinvestment of dividend income from affiliated issuers	(30,728,977)
Reinvestment of interest income from affiliated issuers	(6,441,036)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(73,981,701)
Reinvestment of net realized gain distributions from affiliated underlying funds	(24,299,350)
Net realized gain from investment transactions with affiliated issuers	(43,347,684)
Increase in receivable for investments sold	(55,862)
Increase in prepaid expenses	(44)
Increase in payable for investments purchased	173,241
Increase in investment advisory fees payable	12,479
Increase in fund administration fees payable	5,373
Increase in distribution fees payable	24,048
Increase in administrative servicing fees payable	13,708
Increase in accounting and transfer agent fees payable	33
Increase in trustee fees payable	255
Increase in custodian fees payable	2,005
Decrease in compliance program costs payable	(8)
Increase in professional fees payable	67
Decrease in printing fees payable	(1,092)
Decrease in other payables	(4,757)

Net cash provided by operating activities	59,945,132

Cash flows used in financing activities:
Proceeds from shares issued	27,010,945
Cost of shares redeemed	(86,744,508)

Net cash used in financing activities	(59,733,563)

Net increase in cash	211,569

Cash:
Beginning of period	–

End of period	$211,569

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $68,395,300.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $61,469,363.

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2017	$15.12	0.27	1.40	1.67	(0.29)	(0.39)	(0.68)	$16.11	11.13%		$1,655,714,228	0.57%	1.73%	0.57%	10.76%
Year Ended December 31, 2016	$14.84	0.29	0.64	0.93	(0.29)	(0.36)	(0.65)	$15.12	6.30%		$1,547,268,999	0.57%	1.92%	0.57%	6.90%
Year Ended December 31, 2015	$15.47	0.27	(0.30)	(0.03)	(0.26)	(0.34)	(0.60)	$14.84	(0.17%	)	$1,356,409,775	0.57%	1.74%	0.57%	9.65%
Year Ended December 31, 2014	$15.10	0.27	0.42	0.69	(0.26)	(0.06)	(0.32)	$15.47	4.59%		$1,246,083,979	0.57%	1.75%	0.57%	18.34%
Year Ended December 31, 2013	$13.65	0.26	1.57	1.83	(0.25)	(0.13)	(0.38)	$15.10	13.42%		$1,061,392,009	0.57%	1.81%	0.57%	4.07%

Class P Shares
Year Ended December 31, 2017	$15.08	0.31	1.38	1.69	(0.32)	(0.39)	(0.71)	$16.06	11.27%		$6,863,155	0.42%	1.98%	0.42%	10.76%
Year Ended December 31, 2016	$14.81	0.33	0.61	0.94	(0.31)	(0.36)	(0.67)	$15.08	6.42%		$5,460,690	0.42%	2.21%	0.42%	6.90%
Year Ended December 31, 2015	$15.44	0.31	(0.32)	(0.01)	(0.28)	(0.34)	(0.62)	$14.81	(0.01%	)	$4,055,486	0.42%	2.00%	0.42%	9.65%
Year Ended December 31, 2014	$15.08	0.33	0.38	0.71	(0.29)	(0.06)	(0.35)	$15.44	4.69%		$3,133,804	0.42%	2.11%	0.42%	18.34%
Year Ended December 31, 2013	$13.63	0.35	1.50	1.85	(0.27)	(0.13)	(0.40)	$15.08	13.63%		$4,066,929	0.42%	2.41%	0.42%	4.07%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

17

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$41,768,251	$—	$—	$41,768,251
Investment Companies	1,391,358,865	—	—	1,391,358,865
Investment Contract	—	—	230,226,133	230,226,133
Total	$1,433,127,116	$—	$230,226,133	$1,663,353,249

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$214,229,542	$214,229,542
Purchases*	17,037,344	17,037,343
Sales	(1,040,753)	(1,040,752)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$230,226,133	$230,226,133

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

18

Notes to Financial Statements (Continued)

December 31, 2017

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

19

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not

20

Notes to Financial Statements (Continued)

December 31, 2017

require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$2	$774,326	$(774,328)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

21

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $385,339 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

22

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $6,570.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative services fees was 0.15% for Class II shares, for a total amount of $2,411,495.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	4,497,052	97,452,035	7,454,622	41,793,573	5,051,587	640,223	68,804,894	2,288,183	5,166,439
NVIT International Index Fund, Class Y	21,001,526	229,687,718	6,522,538	63,530,653	11,724,771	34,011,500	218,415,874	6,095,629	—
NVIT Mid Cap Index Fund, Class Y	5,835,824	130,627,925	25,083,594	14,140,999	3,312,535	7,081,801	151,964,856	1,777,626	9,014,906
NVIT S&P 500 Index Fund, Class Y	17,630,828	285,427,454	24,362,548	46,154,612	20,636,659	25,325,284	309,597,333	5,366,439	7,583,451
NVIT Small Cap Index Fund, Class Y	3,786,522	51,190,538	2,950,758	7,036,705	2,525,371	1,904,597	51,534,559	557,511	1,912,341
Nationwide Core Plus Bond Fund, Class R6	12,829,401	119,597,952	11,373,078	671,516	(200)	817,164	131,116,478	3,993,020	15,865

23

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Bond Index Fund, Class Y	36,268,711	349,712,747	32,526,419	6,604,497	98,000	2,549,981	378,282,650	8,810,695	573,813
NVIT Short Term Bond Fund, Class Y	7,941,850	75,566,845	6,207,995	83,310	(1,039)	(48,270)	81,642,221	1,666,887	—
Nationwide Risk-Based International Equity ETF	632,078	—	15,842,181	—	—	560,243	16,402,424	66,935	14,258
Nationwide Risk-Based U.S. Equity ETF	968,531	—	24,226,649	—	—	1,139,178	25,365,827	106,052	18,277
Nationwide Contract	$230,226,133	214,229,542	17,037,344	1,040,753	—	—	230,226,133	6,441,036	—
Total		1,553,492,756	173,587,726	181,056,618	43,347,684	73,981,701	1,663,353,249	37,170,013	24,299,350

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

24

Notes to Financial Statements (Continued)

December 31, 2017

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $173,587,726 and sales of $181,056,618 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

25

Notes to Financial Statements (Continued)

December 31, 2017

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$29,665,545	$38,729,755	$68,395,300	$—	$68,395,300

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$29,062,672	$34,858,136	$63,920,808	$—	$63,920,808

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,891,567	$66,844,334	$68,735,901	$—	$162,523,332	$231,259,233

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,500,829,917	$177,749,405	$(15,226,073)	$162,523,332

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Balanced Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 32.28%.

The Fund designates $38,729,755, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $6,014,753 or $0.0583 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $354,450 or $0.0034 per outstanding share.

28

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2017

NVIT Investor Destinations Capital Appreciation Fund

AR-ID-CAP 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Capital Appreciation Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Capital Appreciation Fund (Class II) returned 14.81% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 130 funds as of December 31, 2017) was 16.02% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from its investments in underlying equity funds. However, the relative underperformance of the Fund to its Lipper peer category was driven by the Fund holding only 70% in equities, while funds in its Lipper peer category can hold up to 80% in equities.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50%–0.75% to 1.25%–1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S.

Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

All 11 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and — given their relatively large allocations within the NVIT Investor Destinations Capital Appreciation Fund — were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the NVIT Short Term Bond Fund (Class Y), which returned 3.86% and 2.08%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations. The Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Risk-Based International Equity ETF were added as underlying investments during the third quarter of 2017.

Other than the ETF investments, the Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

4

Fund Commentary (cont.)	NVIT Investor Destinations Capital Appreciation Fund

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation†

Equity Funds	70.4%
Fixed Income Funds	24.7%
Investment Contract	4.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	27.5%
NVIT International Index Fund, Class Y	20.1%
NVIT Bond Index Fund, Class Y	16.8%
NVIT Mid Cap Index Fund, Class Y	11.1%
NVIT Small Cap Index Fund, Class Y	5.1%
Nationwide Contract	4.9%
Nationwide Core Plus Bond Fund, Class R6	4.9%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.6%
NVIT Short Term Bond Fund, Class Y	2.9%
Nationwide Ziegler Equity Income Fund, Class R6	2.1%
Nationwide Risk-Based International Equity ETF	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception
Class II	14.81%	9.12%	11.21%	[2]
Class P	14.99%	9.29%	8.93%	[3]
Russell 3000® Index	21.13%	15.58%	16.93%	[2]
Blended Index	16.10%	9.86%	11.71%	[2]
CPI	2.11%	1.43%	1.70%	[2]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Capital Appreciation Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Capital Appreciation Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,071.50	2.98	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,072.40	2.19	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Capital Appreciation Fund

Investment Companies 90.5%

	Shares	Value

Equity Funds 65.8%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	2,188,223	$33,479,813
NVIT International Index Fund, Class Y (a)	31,149,127	323,950,916
NVIT Mid Cap Index Fund, Class Y (a)	6,829,805	177,848,126
NVIT S&P 500 Index Fund, Class Y (a)	25,216,252	442,797,378
NVIT Small Cap Index Fund, Class Y (a)	5,977,088	81,348,173

Total Equity Funds (cost $751,644,386)		1,059,424,406

Fixed Income Funds 24.7%
Nationwide Core Plus Bond Fund, Class R6 (a)	7,758,698	79,293,892
NVIT Bond Index Fund, Class Y (a)	25,964,563	270,810,387
NVIT Short Term Bond Fund, Class Y (a)	4,610,790	47,398,926

Total Fixed Income Funds (cost $407,963,652)		397,503,205

Total Investment Companies (cost $1,159,608,038)		1,456,927,611

Exchange Traded Funds 4.6%
Equity Funds 4.6%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)	2,175,779	57,940,995
Nationwide Risk-Based International Equity ETF (a)	611,607	15,871,202

Total Exchange Traded Funds (cost $69,756,046)		73,812,197

Investment Contract 4.9%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$79,581,532	79,581,532

Total Investment Contract (cost $79,581,532)		79,581,532

Total Investments (cost $1,308,945,616) — 100.0%		1,610,321,340

Liabilities in excess of other assets — 0.0%†		(776,089)

NET ASSETS — 100.0%		$1,609,545,251

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,308,945,616)	$1,610,321,340
Cash	334,903
Receivable for investments sold	132,439
Receivable for capital shares issued	1,750
Prepaid expenses	2,459

Total Assets	1,610,792,891

Liabilities:
Payable for investments purchased	315,698
Payable for capital shares redeemed	133,158
Accrued expenses and other payables:
Investment advisory fees	177,398
Fund administration fees	36,043
Distribution fees	341,202
Administrative servicing fees	203,706
Accounting and transfer agent fees	201
Trustee fees	247
Custodian fees	12,637
Compliance program costs (Note 3)	1,553
Professional fees	14,170
Printing fees	6,865
Other	4,762

Total Liabilities	1,247,640

Net Assets	$1,609,545,251

Represented by:
Capital	$1,214,312,733
Accumulated undistributed net investment income	1,870,253
Accumulated net realized gains from investment securities of affiliated issuers	91,986,541
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	301,375,724

Net Assets	$1,609,545,251

Net Assets:
Class II Shares	$1,601,948,889
Class P Shares	7,596,362

Total	$1,609,545,251

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	86,256,808
Class P Shares	410,693

Total	86,667,501

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$18.57
Class P Shares	$18.50

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$31,130,375
Interest income from affiliated issuers	2,232,279
Other income	5,601

Total Income	33,368,255

EXPENSES:
Investment advisory fees	2,035,992
Fund administration fees	375,131
Distribution fees Class II Shares	3,898,990
Distribution fees Class P Shares	16,418
Administrative servicing fees Class II Shares	2,339,406
Professional fees	74,311
Printing fees	16,618
Trustee fees	47,395
Custodian fees	62,653
Accounting and transfer agent fees	1,153
Compliance program costs (Note 3)	6,374
Other	25,422

Total expenses before earnings credit	8,899,863

Earnings credit (Note 5)	(3,463)

Net Expenses	8,896,400

NET INVESTMENT INCOME	24,471,855

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	28,340,367
Net realized gains from transactions in investment securities of affiliated issuers	65,086,152

Net realized gains	93,426,519

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	98,509,408

Net realized/unrealized gains	191,935,927

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$216,407,782

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$24,471,855	$25,323,343
Net realized gains	93,426,519	58,633,060
Net change in unrealized appreciation/depreciation	98,509,408	26,386,032

Change in net assets resulting from operations	216,407,782	110,342,435

Distributions to Shareholders From:
Net investment income:
Class II	(25,872,852)	(26,642,071)
Class P	(133,505)	(110,536)
Net realized gains:
Class II	(57,051,293)	(58,120,696)
Class P	(250,054)	(207,691)

Change in net assets from shareholder distributions	(83,307,704)	(85,080,994)

Change in net assets from capital transactions	(30,982,831)	6,331,840

Change in net assets	102,117,247	31,593,281

Net Assets:
Beginning of year	1,507,428,004	1,475,834,723

End of year	$1,609,545,251	$1,507,428,004

Accumulated undistributed net investment income at end of year	$1,870,253	$2,287,807

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$16,790,655	$21,134,965
Dividends reinvested	82,924,145	84,762,767
Cost of shares redeemed	(132,041,804)	(100,799,826)

Total Class II Shares	(32,327,004)	5,097,906

Class P Shares
Proceeds from shares issued	1,389,552	1,366,789
Dividends reinvested	383,559	318,227
Cost of shares redeemed	(428,938)	(451,082)

Total Class P Shares	1,344,173	1,233,934

Change in net assets from capital transactions	$(30,982,831)	$6,331,840

SHARE TRANSACTIONS:
Class II Shares
Issued	927,579	1,242,372
Reinvested	4,570,329	5,020,421
Redeemed	(7,275,796)	(5,938,268)

Total Class II Shares	(1,777,888)	324,525

Class P Shares
Issued	76,822	81,578
Reinvested	21,188	18,888
Redeemed	(23,797)	(26,455)

Total Class P Shares	74,213	74,011

Total change in shares	(1,703,675)	398,536

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2017	$17.06	0.28	2.21	2.49	(0.30)	(0.68)	(0.98)	$18.57	14.81%		$1,601,948,889	0.57%	1.56%	0.57%	11.50%
Year Ended December 31, 2016	$16.78	0.29	0.99	1.28	(0.31)	(0.69)	(1.00)	$17.06	7.74%		$1,501,709,451	0.57%	1.72%	0.57%	6.98%
Year Ended December 31, 2015	$17.82	0.27	(0.38)	(0.11)	(0.27)	(0.66)	(0.93)	$16.78	(0.53%	)	$1,471,446,086	0.57%	1.53%	0.57%	9.53%
Year Ended December 31, 2014	$17.47	0.30	0.61	0.91	(0.31)	(0.25)	(0.56)	$17.82	5.21%		$1,518,471,691	0.57%	1.67%	0.57%	14.02%
Year Ended December 31, 2013	$15.08	0.28	2.65	2.93	(0.29)	(0.25)	(0.54)	$17.47	19.49%		$1,474,725,072	0.57%	1.71%	0.57%	8.52%

Class P Shares
Year Ended December 31, 2017	$17.00	0.34	2.18	2.52	(0.34)	(0.68)	(1.02)	$18.50	14.99%		$7,596,362	0.42%	1.89%	0.42%	11.50%
Year Ended December 31, 2016	$16.72	0.35	0.96	1.31	(0.34)	(0.69)	(1.03)	$17.00	7.95%		$5,718,553	0.42%	2.05%	0.42%	6.98%
Year Ended December 31, 2015	$17.77	0.35	(0.43)	(0.08)	(0.31)	(0.66)	(0.97)	$16.72	(0.39%	)	$4,388,637	0.42%	1.98%	0.42%	9.53%
Year Ended December 31, 2014	$17.43	0.40	0.53	0.93	(0.34)	(0.25)	(0.59)	$17.77	5.36%		$3,174,346	0.42%	2.22%	0.42%	14.02%
Year Ended December 31, 2013	$15.05	0.39	2.56	2.95	(0.32)	(0.25)	(0.57)	$17.43	19.69%		$1,890,181	0.42%	2.36%	0.42%	8.52%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”), affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

15

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

16

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31 , 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$73,812,197	$—	$—	$73,812,197
Investment Companies	1,456,927,611	—	—	1,456,927,611
Investment Contract	—	—	79,581,532	79,581,532
Total	$1,530,739,808	$—	$79,581,532	$1,610,321,340

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$74,415,027	$74,415,027
Purchases*	5,560,302	5,560,302
Sales	(393,797)	(393,797)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$79,581,532	$79,581,532

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to

17

Notes to Financial Statements (Continued)

December 31, 2017

evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

18

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered

19

Notes to Financial Statements (Continued)

December 31, 2017

either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$1,116,948	$(1,116,948)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

20

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $375,131 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

21

Notes to Financial Statements (Continued)

December 31, 2017

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $6,374.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $2,339,406.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	2,188,223	63,597,463	3,874,443	37,477,375	4,392,409	(907,127)	33,479,813	1,344,060	2,530,384
NVIT International Index Fund, Class Y	31,149,127	311,559,038	9,295,147	61,100,633	7,810,947	56,386,417	323,950,916	9,058,787	—
NVIT Mid Cap Index Fund, Class Y	6,829,805	171,944,269	15,839,944	23,179,144	4,949,195	8,293,862	177,848,126	2,102,524	10,715,776
NVIT S&P 500 Index Fund, Class Y	25,216,252	442,624,005	31,311,312	100,442,013	44,859,411	24,444,663	442,797,378	7,712,959	11,590,692
NVIT Small Cap Index Fund, Class Y	5,977,088	81,450,801	4,431,368	11,556,345	3,119,505	3,902,844	81,348,173	888,272	3,070,636

22

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Core Plus Bond Fund, Class R6	7,758,698	73,179,394	6,530,055	920,695	6,218	498,920	79,293,892	2,426,691	9,594
NVIT Bond Index Fund, Class Y	25,964,563	244,901,542	29,853,415	5,722,173	(76,628)	1,854,231	270,810,387	6,313,627	409,315
NVIT Short Term Bond Fund, Class Y	4,610,790	44,503,806	2,915,674	—	—	(20,554)	47,398,926	968,124	—
Nationwide Maximum Diversification U.S. Core Equity ETF	2,175,779	—	54,880,648	478,802	25,095	3,514,054	57,940,995	250,564	174
Nationwide Risk-Based International Equity ETF	611,607	—	15,329,104	—	—	542,098	15,871,202	64,767	13,796
Nationwide Contract	$79,581,532	74,415,027	5,560,302	393,797	—	—	79,581,532	2,232,279	—
Total		1,508,175,345	179,821,412	241,270,977	65,086,152	98,509,408	1,610,321,340	33,362,654	28,340,367

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending, and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as

23

Notes to Financial Statements (Continued)

December 31, 2017

detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $179,821,412 and sales of $241,270,977 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X

24

Notes to Financial Statements (Continued)

December 31, 2017

amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,006,357	$57,301,347	$83,307,704	$—	$83,307,704

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,774,963	$58,306,031	$85,080,994	$—	$85,080,994

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,895,348	$92,345,442	$94,240,790	$—	$300,991,728	$395,232,518

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,309,329,612	$311,644,680	$(10,652,952)	$300,991,728

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Capital Appreciation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 43.51%.

The Fund designates $57,301,347, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2016, the foreign source income for the Fund was $8,938,596 or $0.1031 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $526,753 or $0.0061 per outstanding share.

27

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

31

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

33

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2017

NVIT Investor Destinations Conservative Fund

AR-ID-CON 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Conservative Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Conservative Fund (Class II) returned 5.68% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 81 funds as of December 31, 2017) was 9.51% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from its investments in underlying equity funds. However, the relative underperformance of the Fund to its Lipper peer category was driven by the Fund holding only 20% in equities, while funds in its Lipper peer category can hold up to 40% in equities.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% – 0.75% to 1.25% – 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

All 12 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and – despite their relatively modest allocations within the NVIT Investor Destinations Conservative Fund – were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the Nationwide Risk-Based U.S. Equity ETF, which returned 3.86% and 5.11%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations.

During the reporting period, the NVIT Investor Destinations Conservative Fund added the Nationwide Risk-Based U.S. Equity ETF and the Nationwide Risk-Based International Equity ETF as underlying investments.

Other than the ETF investments, the Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political

4

Fund Commentary (cont.)	NVIT Investor Destinations Conservative Fund

risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	56.1%
Investment Contract	24.0%
Equity Funds	19.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	29.0%
Nationwide Contract	24.0%
Nationwide Core Plus Bond Fund, Class R6	11.0%
NVIT Short Term Bond Fund, Class Y	11.0%
NVIT S&P 500 Index Fund, Class Y	6.5%
Nationwide Inflation-Protected Securities Fund, Class R6	5.0%
NVIT International Index Fund, Class Y	4.0%
NVIT Mid Cap Index Fund, Class Y	4.0%
Nationwide Ziegler Equity Income Fund, Class R6	2.0%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Other Holdings	2.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	5.68%	3.77%	3.53%
Class P	5.89%	3.93%	3.86%[2]
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
Blended Index	5.97%	3.86%	3.93%
CPI	2.11%	1.43%	1.61%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.81%
Class P	0.66%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Conservative Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index*, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% BBgBarc U.S. Aggregate Bond Index, 35% BBgBarc U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill Index.

8

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Conservative Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,026.80	2.91	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,027.80	2.15	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Conservative Fund

Investment Companies 73.5%

	Shares	Value

Equity Funds 17.4%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	979,330	$14,983,756
NVIT International Index Fund, Class Y (a)	2,897,817	30,137,302
NVIT Mid Cap Index Fund, Class Y (a)	1,149,157	29,924,054
NVIT S&P 500 Index Fund, Class Y (a)	2,765,536	48,562,814
NVIT Small Cap Index Fund, Class Y (a)	548,899	7,470,518

Total Equity Funds (cost $111,041,616)		131,078,444

Fixed Income Funds 56.1%
Nationwide Core Plus Bond Fund, Class R6 (a)	8,112,983	82,914,689
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	3,844,207	37,711,666
NVIT Bond Index Fund, Class Y (a)	20,903,391	218,022,370
NVIT Short Term Bond Fund, Class Y (a)	8,034,873	82,598,492

Total Fixed Income Funds (cost $430,423,371)		421,247,217

Total Investment Companies (cost $541,464,987)		552,325,661

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	294,143	7,633,011
Nationwide Risk-Based U.S. Equity ETF (a)	428,967	11,234,645

Total Exchange Traded Funds (cost $18,105,124)		18,867,656

Investment Contract 24.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$180,231,539	180,231,539

Total Investment Contract (cost $180,231,539)		180,231,539

Total Investments (cost $739,801,650) — 100.0%		751,424,856

Liabilities in excess of other assets — 0.0%†		(371,456)

NET ASSETS — 100.0%		$751,053,400

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $739,801,650)	$751,424,856
Cash	94,404
Receivable for investments sold	220,067
Receivable for capital shares issued	10,059
Prepaid expenses	1,256

Total Assets	751,750,642

Liabilities:
Payable for investments purchased	78,220
Payable for capital shares redeemed	234,212
Accrued expenses and other payables:
Investment advisory fees	82,670
Fund administration fees	20,375
Distribution fees	159,006
Administrative servicing fees	95,082
Accounting and transfer agent fees	162
Trustee fees	111
Custodian fees	6,075
Compliance program costs (Note 3)	734
Professional fees	12,523
Printing fees	4,100
Other	3,972

Total Liabilities	697,242

Net Assets	$751,053,400

Represented by:
Capital	$725,617,388
Accumulated undistributed net investment income	931,550
Accumulated net realized gains from investment securities of affiliated issuers	12,881,256
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	11,623,206

Net Assets	$751,053,400

Net Assets:
Class II Shares	$748,138,526
Class P Shares	2,914,874

Total	$751,053,400

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	74,209,716
Class P Shares	290,235

Total	74,499,951

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.08
Class P Shares	$10.04

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$12,978,409
Interest income from affiliated issuers	5,380,283
Other income	1,554

Total Income	18,360,246

EXPENSES:
Investment advisory fees	1,010,378
Fund administration fees	206,359
Distribution fees Class II Shares	1,936,296
Distribution fees Class P Shares	6,758
Administrative servicing fees Class II Shares	1,161,783
Professional fees	44,540
Printing fees	12,008
Trustee fees	23,363
Custodian fees	31,128
Accounting and transfer agent fees	887
Compliance program costs (Note 3)	3,088
Other	13,515

Total expenses before earnings credit	4,450,103

Earnings credit (Note 5)	(971)

Net Expenses	4,449,132

NET INVESTMENT INCOME	13,911,114

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	5,030,736
Net realized gains from transactions in investment securities of affiliated issuers	8,560,057

Net realized gains	13,590,793

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	15,728,463

Net realized/unrealized gains	29,319,256

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$43,230,370

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$13,911,114	$15,073,432
Net realized gains	13,590,793	15,936,361
Net change in unrealized appreciation/depreciation	15,728,463	2,448,646

Change in net assets resulting from operations	43,230,370	33,458,439

Distributions to Shareholders From:
Net investment income:
Class II	(14,436,290)	(15,837,858)
Class P	(61,036)	(52,389)
Net realized gains:
Class II	(15,623,331)	(16,675,536)
Class P	(57,346)	(48,689)

Change in net assets from shareholder distributions	(30,178,003)	(32,614,472)

Change in net assets from capital transactions	(61,045,705)	46,335,968

Change in net assets	(47,993,338)	47,179,935

Net Assets:
Beginning of year	799,046,738	751,866,803

End of year	$751,053,400	$799,046,738

Accumulated undistributed net investment income at end of year	$931,550	$1,365,854

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$49,063,244	$119,032,712
Dividends reinvested	30,059,621	32,513,394
Cost of shares redeemed	(140,574,096)	(105,565,407)

Total Class II Shares	(61,451,231)	45,980,699

Class P Shares
Proceeds from shares issued	537,744	489,709
Dividends reinvested	118,382	101,078
Cost of shares redeemed	(250,600)	(235,518)

Total Class P Shares	405,526	355,269

Change in net assets from capital transactions	$(61,045,705)	$46,335,968

SHARE TRANSACTIONS:
Class II Shares
Issued	4,832,433	11,876,528
Reinvested	2,978,393	3,249,870
Redeemed	(13,835,667)	(10,479,677)

Total Class II Shares	(6,024,841)	4,646,721

Class P Shares
Issued	53,190	48,574
Reinvested	11,766	10,139
Redeemed	(24,712)	(23,366)

Total Class P Shares	40,244	35,347

Total change in shares	(5,984,597)	4,682,068

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2017

NVIT Investor Destinations Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$43,230,370
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(77,449,035)
Proceeds from disposition of investment securities of affiliated issuers	173,157,223
Reinvestment of dividend income from affiliated issuers	(12,978,409)
Reinvestment of interest income from affiliated issuers	(5,380,283)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(15,728,463)
Reinvestment of net realized gain distributions from affiliated underlying funds	(5,030,736)
Net realized gain from investment transactions with affiliated issuers	(8,560,057)
Increase in receivable for investments sold	(220,067)
Decrease in prepaid expenses	157
Decrease in payable for investments purchased	(207,164)
Decrease in investment advisory fees payable	(5,795)
Increase in fund administration fees payable	2,348
Decrease in distribution fees payable	(11,121)
Decrease in administrative servicing fees payable	(5,983)
Increase in accounting and transfer agent fees payable	37
Increase in trustee fees payable	111
Increase in custodian fees payable	1,032
Decrease in compliance program costs payable	(145)
Increase in professional fees payable	569
Decrease in printing fees payable	(2,482)
Decrease in other payables	(3,532)

Net cash provided by operating activities	90,808,575

Cash flows used in financing activities:
Proceeds from shares issued	50,074,846
Cost of shares redeemed	(140,789,017)

Net cash used in financing activities	(90,714,171)

Net increase in cash	94,404

Cash:
Beginning of period	—

End of period	$94,404

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $30,178,003.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $23,389,428.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2017	$9.93	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$10.08	5.68%	$748,138,526	0.57%	1.79%	0.57%	12.99%
Year Ended December 31, 2016	$9.92	0.19	0.23	0.42	(0.20)	(0.21)	(0.41)	$9.93	4.26%	$796,573,129	0.57%	1.88%	0.57%	16.88%
Year Ended December 31, 2015	$10.43	0.18	(0.15)	0.03	(0.18)	(0.36)	(0.54)	$9.92	0.26%	$749,744,337	0.57%	1.71%	0.57%	20.90%
Year Ended December 31, 2014	$10.55	0.19	0.21	0.40	(0.19)	(0.33)	(0.52)	$10.43	3.89%	$770,657,747	0.57%	1.76%	0.57%	37.90%
Year Ended December 31, 2013	$10.40	0.17	0.33	0.50	(0.19)	(0.16)	(0.35)	$10.55	4.83%	$777,429,471	0.57%	1.64%	0.57%	15.71%

Class P Shares
Year Ended December 31, 2017	$9.89	0.21	0.37	0.58	(0.22)	(0.21)	(0.43)	$10.04	5.89%	$2,914,874	0.42%	2.06%	0.42%	12.99%
Year Ended December 31, 2016	$9.89	0.21	0.22	0.43	(0.22)	(0.21)	(0.43)	$9.89	4.35%	$2,473,609	0.42%	2.10%	0.42%	16.88%
Year Ended December 31, 2015	$10.40	0.21	(0.16)	0.05	(0.20)	(0.36)	(0.56)	$9.89	0.45%	$2,122,466	0.42%	2.01%	0.42%	20.90%
Year Ended December 31, 2014	$10.52	0.23	0.19	0.42	(0.21)	(0.33)	(0.54)	$10.40	4.08%	$1,815,733	0.42%	2.13%	0.42%	37.90%
Year Ended December 31, 2013	$10.38	0.23	0.28	0.51	(0.21)	(0.16)	(0.37)	$10.52	4.96%	$1,241,950	0.42%	2.19%	0.42%	15.71%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

17

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$18,867,656	$—	$—	$18,867,656
Investment Companies	552,325,661	—	—	552,325,661
Investment Contract	—	—	180,231,539	180,231,539
Total	$571,193,317	$—	$180,231,539	$751,424,856

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$191,612,999	$191,612,999
Purchases*	13,632,731	13,632,731
Sales	(25,014,191)	(25,014,191)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$180,231,539	$180,231,539

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

18

Notes to Financial Statements (Continued)

December 31, 2017

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

19

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based

20

Notes to Financial Statements (Continued)

December 31, 2017

on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$151,908	$(151,908)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

21

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $206,359 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $3,088.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

22

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $1,161,783.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

Cross trades for the year ended December 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $8,848 and securities sales of $67,557 which resulted in net realized gains of $857. All trades were executed at market value and with no commissions.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	979,330	31,780,076	3,873,525	22,433,325	3,082,429	(1,318,949)	14,983,756	647,279	1,133,564
NVIT International Index Fund, Class Y	2,897,817	39,971,009	2,844,083	20,314,146	1,297,876	6,338,480	30,137,302	870,813	—
NVIT Mid Cap Index Fund, Class Y	1,149,157	23,747,970	12,814,087	8,537,004	679,480	1,219,521	29,924,054	354,957	1,913,237
NVIT S&P 500 Index Fund, Class Y	2,765,536	55,728,171	5,559,225	20,963,523	4,842,119	3,396,822	48,562,814	845,879	1,312,982
NVIT Small Cap Index Fund, Class Y	548,899	7,847,951	944,494	1,997,242	(39,603)	714,918	7,470,518	81,990	306,761
Nationwide Core Plus Bond Fund, Class R6	8,112,983	80,467,137	12,374,294	10,491,218	(7,818)	572,294	82,914,689	2,610,931	9,983
Nationwide Inflation-Protected Securities Fund, Class R6	3,844,207	32,146,668	9,513,021	4,238,427	145,772	144,632	37,711,666	712,336	—
NVIT Bond Index Fund, Class Y	20,903,391	248,192,987	15,885,964	48,393,360	(1,345,958)	3,682,737	218,022,370	5,087,841	339,478
NVIT Short Term Bond Fund, Class Y	8,034,873	87,960,128	4,119,626	9,575,027	(121,710)	215,475	82,598,492	1,688,263	—
Nationwide Risk-Based International Equity ETF	294,143	—	7,697,849	328,614	5,114	258,662	7,633,011	31,149	6,636

23

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Risk-Based U.S. Equity ETF	428,967	—	11,579,564	871,146	22,356	503,871	11,234,645	46,971	8,095
Nationwide Contract	$180,231,539	191,612,999	13,632,731	25,014,191	—	—	180,231,539	5,380,283	—
Total		799,455,096	100,838,463	173,157,223	8,560,057	15,728,463	751,424,856	18,358,692	5,030,736

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

24

Notes to Financial Statements (Continued)

December 31, 2017

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $100,838,463 and sales of $173,157,223 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

25

Notes to Financial Statements (Continued)

December 31, 2017

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,497,326	$15,680,677	$30,178,003	$—	$30,178,003

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,120,789	$16,493,683	$32,614,472	$—	$32,614,472

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$959,019	$13,931,354	$14,890,373	$—	$10,545,639	$25,436,012

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$740,879,217	$21,238,675	$(10,693,036)	$10,545,639

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 13.31%.

The Fund designates $15,860,677, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $859,260 or $0.0115 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $50,636 or $0.0007 per outstanding share.

28

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2017

NVIT Investor Destinations Moderate Fund

AR-ID-MOD 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderate Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Moderate Fund (Class II) returned 12.93% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from its investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% — 0.75% to 1.25% — 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

All 11 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and — given their relatively large allocations within the NVIT Investor Destinations Moderate Fund — were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the NVIT Short Term Bond Fund (Class Y), which returned 3.86% and 2.08%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations. The Nationwide Risk-Based U.S. Equity ETF and Nationwide Risk-Based International Equity ETF were added as underlying investments during the third quarter of 2017.

Other than the ETF investments, the Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of

4

Fund Commentary (cont.)	NVIT Investor Destinations Moderate Fund

its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	60.2%
Fixed Income Funds	29.9%
Investment Contract	9.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	24.5%
NVIT Bond Index Fund, Class Y	20.0%
NVIT International Index Fund, Class Y	16.1%
NVIT Mid Cap Index Fund, Class Y	10.0%
Nationwide Contract	9.9%
Nationwide Core Plus Bond Fund, Class R6	6.9%
NVIT Small Cap Index Fund, Class Y	4.0%
Nationwide Ziegler Equity Income Fund, Class R6	3.1%
NVIT Short Term Bond Fund, Class Y	3.0%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Nationwide Risk-Based International Equity ETF	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	12.93%	8.15%	5.22%
Class P	13.16%	8.31%	7.98%	[2]
Russell 3000® Index	21.13%	15.58%	8.60%
Blended Index	13.98%	8.82%	5.88%
CPI	2.11%	1.43%	1.61%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.81%
Class P	0.66%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderate Fund versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderate Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,062.80	2.96	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,063.90	2.18	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Moderate Fund

Investment Companies 87.6%

	Shares	Value

Equity Funds 57.7%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	5,765,663	$88,214,639
NVIT International Index Fund, Class Y (a)	44,500,282	462,802,929
NVIT Mid Cap Index Fund, Class Y (a)	11,109,646	289,295,184
NVIT S&P 500 Index Fund, Class Y (a)	40,210,331	706,093,420
NVIT Small Cap Index Fund, Class Y (a)	8,571,411	116,656,901

Total Equity Funds (cost $1,119,380,124)		1,663,063,073

Fixed Income Funds 29.9%
Nationwide Core Plus Bond Fund, Class R6 (a)	19,571,799	200,023,786
NVIT Bond Index Fund, Class Y (a)	55,136,713	575,075,914
NVIT Short Term Bond Fund, Class Y (a)	8,286,651	85,186,775

Total Fixed Income Funds (cost $878,327,559)		860,286,475

Total Investment Companies (cost $1,997,707,683)		2,523,349,548

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	1,099,201	28,524,266
Nationwide Risk-Based U.S. Equity ETF (a)	1,659,748	43,468,800

Total Exchange Traded Funds (cost $69,068,538)		71,993,066

Investment Contract 9.9%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$286,310,484	286,310,484

Total Investment Contract (cost $286,310,484)		286,310,484

Total Investments (cost $2,353,086,705) — 100.0%		2,881,653,098

Liabilities in excess of other assets — 0.0%†		(1,362,716)

NET ASSETS — 100.0%		$2,880,290,382

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,353,086,705)	$2,881,653,098
Cash	365,039
Receivable for investments sold	1,473,807
Receivable for capital shares issued	212,567
Prepaid expenses	4,492

Total Assets	2,883,709,003

Liabilities:
Payable for investments purchased	298,653
Payable for capital shares redeemed	1,684,675
Accrued expenses and other payables:
Investment advisory fees	316,500
Fund administration fees	59,050
Distribution fees	608,746
Administrative servicing fees	389,549
Accounting and transfer agent fees	376
Trustee fees	437
Custodian fees	20,631
Compliance program costs (Note 3)	2,773
Professional fees	17,680
Printing fees	12,457
Other	7,094

Total Liabilities	3,418,621

Net Assets	$2,880,290,382

Represented by:
Capital	$2,164,435,749
Accumulated undistributed net investment income	3,267,675
Accumulated net realized gains from investment securities of affiliated issuers	184,020,565
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	528,566,393

Net Assets	$2,880,290,382

Net Assets:
Class II Shares	$2,859,354,097
Class P Shares	20,936,285

Total	$2,880,290,382

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	219,604,769
Class P Shares	1,614,805

Total	221,219,574

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.02
Class P Shares	$12.97

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$54,501,814
Interest income from affiliated issuers	7,614,770
Other income	10,783

Total Income	62,127,367

EXPENSES:
Investment advisory fees	3,686,260
Fund administration fees	646,688
Distribution fees Class II Shares	7,040,089
Distribution fees Class P Shares	48,945
Administrative servicing fees Class II Shares	4,224,074
Professional fees	122,782
Printing fees	26,426
Trustee fees	85,750
Custodian fees	110,924
Accounting and transfer agent fees	2,148
Compliance program costs (Note 3)	11,480
Other	47,348

Total expenses before earnings credit	16,052,914

Earnings credit (Note 5)	(3,360)

Net Expenses	16,049,554

NET INVESTMENT INCOME	46,077,813

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	47,065,331
Net realized gains from transactions in investment securities of affiliated issuers	172,767,985

Net realized gains	219,833,316

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	79,015,064

Net realized/unrealized gains	298,848,380

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$344,926,193

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$46,077,813	$49,067,358
Net realized gains	219,833,316	170,574,547
Net change in unrealized appreciation/depreciation	79,015,064	(28,666,444)

Change in net assets resulting from operations	344,926,193	190,975,461

Distributions to Shareholders From:
Net investment income:
Class II	(48,963,707)	(51,615,285)
Class P	(394,299)	(361,646)
Net realized gains:
Class II	(166,671,389)	(150,836,976)
Class P	(1,194,969)	(907,925)

Change in net assets from shareholder distributions	(217,224,364)	(203,721,832)

Change in net assets from capital transactions	(39,110,561)	(72,916,773)

Change in net assets	88,591,268	(85,663,144)

Net Assets:
Beginning of year	2,791,699,114	2,877,362,258

End of year	$2,880,290,382	$2,791,699,114

Accumulated undistributed net investment income at end of year	$3,267,675	$4,823,789

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$45,400,499	$33,214,360
Dividends reinvested	215,635,096	202,452,261
Cost of shares redeemed	(302,479,445)	(313,577,639)

Total Class II Shares	(41,443,850)	(77,911,018)

Class P Shares
Proceeds from shares issued	1,893,974	4,741,702
Dividends reinvested	1,589,268	1,269,571
Cost of shares redeemed	(1,149,953)	(1,017,028)

Total Class P Shares	2,333,289	4,994,245

Change in net assets from capital transactions	$(39,110,561)	$(72,916,773)

SHARE TRANSACTIONS:
Class II Shares
Issued	3,480,914	2,625,516
Reinvested	16,896,114	16,347,560
Redeemed	(23,232,597)	(24,845,917)

Total Class II Shares	(2,855,569)	(5,872,841)

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderate Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016

SHARE TRANSACTIONS: (continued)
Class P Shares
Issued	145,817	367,537
Reinvested	124,886	102,707
Redeemed	(88,090)	(81,016)

Total Class P Shares	182,613	389,228

Total change in shares	(2,672,956)	(5,483,613)

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2017	$12.47	0.21	1.37	1.58	(0.23)	(0.80)	(1.03)	$13.02	12.93%		$2,859,354,097	0.57%	1.62%	0.57%	10.36%
Year Ended December 31, 2016	$12.54	0.22	0.66	0.88	(0.24)	(0.71)	(0.95)	$12.47	7.14%		$2,773,909,639	0.57%	1.75%	0.57%	6.95%
Year Ended December 31, 2015	$13.36	0.21	(0.27)	(0.06)	(0.21)	(0.55)	(0.76)	$12.54	(0.33%	)	$2,864,321,016	0.57%	1.55%	0.57%	11.58%
Year Ended December 31, 2014	$12.92	0.21	0.46	0.67	(0.23)	—	(0.23)	$13.36	5.18%		$3,132,107,636	0.57%	1.62%	0.57%	18.62%
Year Ended December 31, 2013	$11.26	0.20	1.67	1.87	(0.21)	—	(0.21)	$12.92	16.63%		$3,266,811,014	0.57%	1.62%	0.57%	9.30%

Class P Shares
Year Ended December 31, 2017	$12.42	0.24	1.36	1.60	(0.25)	(0.80)	(1.05)	$12.97	13.16%		$20,936,285	0.42%	1.86%	0.42%	10.36%
Year Ended December 31, 2016	$12.50	0.28	0.61	0.89	(0.26)	(0.71)	(0.97)	$12.42	7.28%		$17,789,475	0.42%	2.23%	0.42%	6.95%
Year Ended December 31, 2015	$13.32	0.24	(0.27)	(0.03)	(0.24)	(0.55)	(0.79)	$12.50	(0.15%	)	$13,041,242	0.42%	1.83%	0.42%	11.58%
Year Ended December 31, 2014	$12.89	0.28	0.40	0.68	(0.25)	—	(0.25)	$13.32	5.31%		$13,422,189	0.42%	2.08%	0.42%	18.62%
Year Ended December 31, 2013	$11.24	0.25	1.63	1.88	(0.23)	—	(0.23)	$12.89	16.78%		$9,073,225	0.42%	2.08%	0.42%	9.30%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018,

17

Notes to Financial Statements (Continued)

December 31, 2017

the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$71,993,066	$—	$—	$71,993,066
Investment Companies	2,523,349,548	—	—	2,523,349,548
Investment Contract	—	—	286,310,484	286,310,484
Total	$2,595,342,614	$—	$286,310,484	$2,881,653,098

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$222,897,348	$222,897,348
Purchases*	70,192,713	70,192,713
Sales	(6,779,577)	(6,779,577)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$286,310,484	$286,310,484

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the

18

Notes to Financial Statements (Continued)

December 31, 2017

Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

19

Notes to Financial Statements (Continued)

December 31, 2017

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

20

Notes to Financial Statements (Continued)

December 31, 2017

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$1,724,079	$(1,724,079)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

21

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $646,688 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $11,480.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

22

Notes to Financial Statements (Continued)

December 31, 2017

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $4,224,074.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.   Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	5,765,663	148,869,753	12,693,483	81,702,497	8,674,995	(321,095)	88,214,639	3,218,817	6,645,947
NVIT International Index Fund, Class Y	44,500,282	472,046,267	14,139,508	118,281,560	44,778,925	50,119,789	462,802,929	12,965,797	–
NVIT Mid Cap Index Fund, Class Y	11,109,646	260,818,913	47,067,835	38,756,158	19,592,287	572,307	289,295,184	3,399,510	17,641,685
NVIT S&P 500 Index Fund, Class Y	40,210,331	703,195,563	29,549,212	135,682,981	87,478,992	21,552,634	706,093,420	12,180,954	17,368,258
NVIT Small Cap Index Fund, Class Y	8,571,411	121,188,103	5,733,024	20,400,332	11,147,192	(1,011,086)	116,656,901	1,269,830	4,463,194
Nationwide Core Plus Bond Fund, Class R6	19,571,799	191,656,105	12,689,727	5,658,643	17,701	1,318,896	200,023,786	6,199,960	24,140
NVIT Bond Index Fund, Class Y	55,136,713	588,613,055	30,107,912	48,575,702	1,091,633	3,839,016	575,075,914	13,228,500	865,991
NVIT Short Term Bond Fund, Class Y	8,286,651	83,809,651	2,477,046	1,106,257	(13,740)	20,075	85,186,775	1,740,306	–
Nationwide Risk-Based International Equity ETF	1,099,201	–	27,549,989	–	–	974,277	28,524,266	116,402	24,795
Nationwide Risk-Based U.S. Equity ETF	1,659,748	–	41,518,549	–	–	1,950,251	43,468,800	181,738	31,321
Nationwide Contract	$286,310,484	222,897,348	70,192,713	6,779,577	–	–	286,310,484	7,614,770	–
Total		2,793,094,758	293,718,998	456,943,707	172,767,985	79,015,064	2,881,653,098	62,116,584	47,065,331

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

23

Notes to Financial Statements (Continued)

December 31, 2017

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $293,718,998 and sales of $456,943,707 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and

24

Notes to Financial Statements (Continued)

December 31, 2017

at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$49,364,301	$167,860,063	$217,224,364	$—	$217,224,364

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$51,976,931	$151,744,901	$203,721,832	$—	$203,721,832

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,273,082	$218,106,918	$221,380,000	$—	$494,474,633	$715,854,633

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017 the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,387,178,465	$514,905,344	$(20,430,711)	$494,474,633

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 38.93%.

The Fund designates $167,860,063, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $12,793,769 or $0.0578 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $753,939 or $0.0034 per outstanding share.

28

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2017

NVIT Investor Destinations Moderately Aggressive Fund

AR-ID-MAG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.
Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderately Aggressive Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Moderately Aggressive Fund (Class II) returned 16.68% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 130 funds as of December 31, 2017) was 16.02% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from its investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

All 10 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and – given their relatively large allocations within the NVIT Investor Destinations Moderately Aggressive Fund — were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the Nationwide Contract, which returned 3.86% and 2.92%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations. The Nationwide Maximum Diversification U.S. Core Equity ETF and Nationwide Risk-Based International Equity ETF were added as underlying investments during the third quarter of 2017.

Other than the ETF investments, the Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an

4

Fund Commentary (cont.)	NVIT Investor Destinations Moderately Aggressive Fund

affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	80.2%
Fixed Income Funds	16.9%
Investment Contract	3.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT S&P 500 Index Fund, Class Y	29.5%
NVIT International Index Fund, Class Y	24.0%
NVIT Mid Cap Index Fund, Class Y	12.0%
NVIT Bond Index Fund, Class Y	11.9%
NVIT Small Cap Index Fund, Class Y	7.0%
Nationwide Core Plus Bond Fund, Class R6	4.9%
Nationwide Maximum Diversification U.S. Core Equity ETF	3.6%
Nationwide Contract	3.0%
Nationwide Ziegler Equity Income Fund, Class R6	2.1%
Nationwide Risk-Based International Equity ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	16.68%	10.05%	5.64%
Class P	16.83%	10.20%	9.81%	[2]
Russell 3000® Index	21.13%	15.58%	8.60%
Blended Index	18.26%	10.90%	6.24%
CPI	2.11%	1.43%	1.61%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.82%
Class P	0.67%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Aggressive Fund versus performance of the Russell 3000® Index, the Blended Index*, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Aggressive Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,080.30	2.99	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,080.50	2.20	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Moderately Aggressive Fund

Investment Companies 91.6%

	Shares	Value

Equity Funds 74.7%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,674,029	$25,612,642
NVIT International Index Fund, Class Y (a)	28,791,880	299,435,552
NVIT Mid Cap Index Fund, Class Y (a)	5,751,729	149,775,022
NVIT S&P 500 Index Fund, Class Y (a)	20,909,125	367,164,230
NVIT Small Cap Index Fund, Class Y (a)	6,425,066	87,445,143

Total Equity Funds (cost $637,048,317)		929,432,589

Fixed Income Funds 16.9%
Nationwide Core Plus Bond Fund, Class R6 (a)	5,992,812	61,246,542
NVIT Bond Index Fund, Class Y (a)	14,200,084	148,106,877

Total Fixed Income Funds (cost $214,483,233)		209,353,419

Total Investment Companies (cost $851,531,550)		1,138,786,008

Exchange Traded Funds 5.5%
Equity Funds 5.5%
Nationwide Maximum Diversification U.S. Core Equity ETF (a)	1,672,353	44,534,761
Nationwide Risk-Based International Equity ETF (a)	944,814	24,517,923

Total Exchange Traded Funds (cost $65,515,209)		69,052,684

Investment Contract 3.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$36,881,368	36,881,368

Total Investment Contract (cost $36,881,368)		36,881,368

Total Investments (cost $953,928,127) — 100.1%		1,244,720,060

Liabilities in excess of other assets — (0.1)%		(1,019,588)

NET ASSETS — 100.0%		$1,243,700,472

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $953,928,127)	$1,244,720,060
Cash	318,981
Receivable for investments sold	1,014,142
Receivable for capital shares issued	114,145
Prepaid expenses	1,927

Total Assets	1,246,169,255

Liabilities:
Payable for investments purchased	293,731
Payable for capital shares redeemed	1,532,565
Accrued expenses and other payables:
Investment advisory fees	137,050
Fund administration fees	29,369
Distribution fees	263,597
Administrative servicing fees	173,320
Accounting and transfer agent fees	209
Trustee fees	189
Custodian fees	10,659
Compliance program costs (Note 3)	1,199
Professional fees	13,343
Printing fees	8,649
Other	4,903

Total Liabilities	2,468,783

Net Assets	$1,243,700,472

Represented by:
Capital	$873,769,400
Accumulated undistributed net investment income	1,564,564
Accumulated net realized gains from investment securities of affiliated issuers	77,574,575
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	290,791,933

Net Assets	$1,243,700,472

Net Assets:
Class II Shares	$1,188,296,474
Class P Shares	55,403,998

Total	$1,243,700,472

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	84,222,561
Class P Shares	3,953,572

Total	88,176,133

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$14.11
Class P Shares	$14.01

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$24,168,374
Interest income from affiliated issuers	1,047,294
Other income	4,313

Total Income	25,219,981

EXPENSES:
Investment advisory fees	1,584,846
Fund administration fees	300,893
Distribution fees Class II Shares	2,929,099
Distribution fees Class P Shares	118,714
Administrative servicing fees Class II Shares	1,757,468
Professional fees	61,045
Printing fees	16,436
Trustee fees	36,836
Custodian fees	49,463
Accounting and transfer agent fees	1,166
Compliance program costs (Note 3)	4,951
Other	20,524

Total expenses before earnings credit	6,881,441

Earnings credit (Note 5)	(3,315)

Net Expenses	6,878,126

NET INVESTMENT INCOME	18,341,855

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	24,050,370
Net realized gains from transactions in investment securities of affiliated issuers	86,982,318

Net realized gains	111,032,688

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	58,952,046

Net realized/unrealized gains	169,984,734

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$188,326,589

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$18,341,855	$19,515,782
Net realized gains	111,032,688	78,684,302
Net change in unrealized appreciation/depreciation	58,952,046	(2,385,139)

Change in net assets resulting from operations	188,326,589	95,814,945

Distributions to Shareholders From:
Net investment income:
Class II	(18,639,084)	(19,922,360)
Class P	(955,708)	(766,946)
Net realized gains:
Class II	(74,287,097)	(84,622,262)
Class P	(3,191,509)	(2,662,336)

Change in net assets from shareholder distributions	(97,073,398)	(107,973,904)

Change in net assets from capital transactions	(35,398,697)	(29,143,200)

Change in net assets	55,854,494	(41,302,159)

Net Assets:
Beginning of year	1,187,845,978	1,229,148,137

End of year	$1,243,700,472	$1,187,845,978

Accumulated undistributed net investment income at end of year	$1,564,564	$1,849,696

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$19,351,447	$19,313,083
Dividends reinvested	92,926,181	104,544,622
Cost of shares redeemed	(159,156,486)	(163,941,473)

Total Class II Shares	(46,878,858)	(40,083,768)

Class P Shares
Proceeds from shares issued	10,063,618	9,160,037
Dividends reinvested	4,147,217	3,429,282
Cost of shares redeemed	(2,730,674)	(1,648,751)

Total Class P Shares	11,480,161	10,940,568

Change in net assets from capital transactions	$(35,398,697)	$(29,143,200)

13

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Aggressive Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016

SHARE TRANSACTIONS:
Class II Shares
Issued	1,397,670	1,467,888
Reinvested	6,794,801	8,117,137
Redeemed	(11,436,688)	(12,332,064)

Total Class II Shares	(3,244,217)	(2,747,039)

Class P Shares
Issued	726,594	695,423
Reinvested	304,832	267,138
Redeemed	(198,628)	(124,445)

Total Class P Shares	832,798	838,116

Total change in shares	(2,411,419)	(1,908,923)

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2017	$13.12	0.21	1.92	2.13	(0.22)	(0.92)	(1.14)	$14.11	16.68%		$1,188,296,474	0.57%	1.49%	0.57%	11.81%
Year Ended December 31, 2016	$13.29	0.22	0.86	1.08	(0.23)	(1.02)	(1.25)	$13.12	8.48%		$1,147,160,227	0.57%	1.63%	0.57%	7.23%
Year Ended December 31, 2015	$13.87	0.19	(0.29)	(0.10)	(0.21)	(0.27)	(0.48)	$13.29	(0.73%	)	$1,198,968,643	0.57%	1.38%	0.57%	10.79%
Year Ended December 31, 2014	$13.44	0.22	0.45	0.67	(0.24)	—	(0.24)	$13.87	4.96%		$1,389,636,672	0.57%	1.58%	0.57%	10.88%
Year Ended December 31, 2013	$11.16	0.19	2.30	2.49	(0.21)	—	(0.21)	$13.44	22.38%		$1,529,939,781	0.57%	1.53%	0.57%	6.13%

Class P Shares
Year Ended December 31, 2017	$13.04	0.26	1.88	2.14	(0.25)	(0.92)	(1.17)	$14.01	16.83%		$55,403,998	0.42%	1.86%	0.42%	11.81%
Year Ended December 31, 2016	$13.22	0.27	0.83	1.10	(0.26)	(1.02)	(1.28)	$13.04	8.64%		$40,685,751	0.42%	2.08%	0.42%	7.23%
Year Ended December 31, 2015	$13.81	0.26	(0.34)	(0.08)	(0.24)	(0.27)	(0.51)	$13.22	(0.59%	)	$30,179,494	0.42%	1.88%	0.42%	10.79%
Year Ended December 31, 2014	$13.39	0.29	0.39	0.68	(0.26)	—	(0.26)	$13.81	5.11%		$22,421,009	0.42%	2.15%	0.42%	10.88%
Year Ended December 31, 2013	$11.13	0.33	2.18	2.51	(0.25)	—	(0.25)	$13.39	22.56%		$13,553,134	0.42%	2.64%	0.42%	6.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ ESS”), (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

17

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$69,052,684	$—	$—	$69,052,684
Investment Companies	1,138,786,008	—	—	1,138,786,008
Investment Contract	—	—	36,881,368	36,881,368
Total	$1,207,838,692	$—	$36,881,368	$1,244,720,060

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$35,510,989	$35,510,989
Purchases*	1,870,503	1,870,503
Sales	(500,124)	(500,124)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$36,881,368	$36,881,368

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

18

Notes to Financial Statements (Continued)

December 31, 2017

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

19

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered

20

Notes to Financial Statements (Continued)

December 31, 2017

either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$967,805	$(967,805)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

21

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $300,893 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $4,951.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund until April 30, 2018.

22

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $1,757,468.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 $	Purchases at Cost* $	Proceeds from Sales $	Net Realized Gains (Losses) $	Change in Unrealized Appreciation/ Depreciation $	Market Value December 31, 2017 $	Dividend/ Interest Income $	Capital Gain Distributions $
Nationwide Ziegler Equity Income Fund, Class R6	1,674,029	50,222,569	2,990,167	30,325,928	2,408,236	317,598	25,612,642	1,042,236	1,947,931
NVIT International Index Fund, Class Y	28,791,880	304,678,293	8,674,470	75,670,638	26,035,391	35,718,036	299,435,552	8,417,667	—
NVIT Mid Cap Index Fund, Class Y	5,751,729	146,624,477	11,540,003	19,604,558	10,573,206	641,894	149,775,022	1,763,553	8,980,279
NVIT S&P 500 Index Fund, Class Y	20,909,125	370,810,425	26,520,668	87,868,773	44,877,714	12,824,196	367,164,230	6,380,734	9,529,044
NVIT Small Cap Index Fund, Class Y	6,425,066	87,202,337	4,931,242	12,210,472	2,970,883	4,551,153	87,445,143	954,054	3,341,560
Nationwide Core Plus Bond Fund, Class R6	5,992,812	57,452,530	5,073,101	1,680,604	7,702	393,813	61,246,542	1,888,659	7,411
NVIT Bond Index Fund, Class Y	14,200,084	135,960,733	16,265,580	5,170,803	83,486	967,881	148,106,877	3,428,250	222,699
Nationwide Maximum Diversification U.S. Core Equity ETF	1,672,353	—	42,285,878	476,855	25,700	2,700,038	44,534,761	193,168	134
Nationwide Risk-Based International Equity ETF	944,814	—	23,680,486	—	—	837,437	24,517,923	100,053	21,312
Nationwide Contract	$36,881,368	35,510,989	1,870,503	500,124	—	—	36,881,368	1,047,294	—
Total		1,188,462,353	143,832,098	233,508,755	86,982,318	58,952,046	1,244,720,060	25,215,668	24,050,370

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the

23

Notes to Financial Statements (Continued)

December 31, 2017

“Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $143,832,098 and sales of $233,508,755 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

24

Notes to Financial Statements (Continued)

December 31, 2017

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,594,792	$77,478,606	$97,073,398	$—	$97,073,398

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,689,306	$87,284,598	$107,973,904	$—	$107,973,904

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,590,262	$110,038,930	$111,629,192	$—	$258,301,880	$369,931,072

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$986,418,180	$264,201,117	$(5,899,237)	$258,301,880

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Investor Destinations Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderately Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.75%.

The Fund designates $77,478,606, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $8,305,982 or $0.0942 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $489,473 or $0.0056 per outstanding share.

28

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2017

NVIT Investor Destinations Moderately Conservative Fund

AR-ID-MCON 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Moderately Conservative Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Moderately Conservative Fund (Class II) returned 9.21% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from its investments in underlying equity funds. However, the relative underperformance of the Fund to its Lipper peer category was driven by the Fund holding only 40% in equities, while funds in its Lipper peer category can hold up to 60% in equities.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% – 0.75% to 1.25% – 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

All 12 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and — despite their relatively small allocations within the NVIT Investor Destinations Moderately Conservative Fund — were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the Nationwide Risk-Based U.S. Equity ETF, which returned 3.86% and 5.11%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations.

During the reporting period, the Fund added the Nationwide Risk-Based U.S. Equity ETF and the Nationwide Risk-Based International Equity ETF as underlying investments.

Other than the ETF investments, the Fund does not use derivatives.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of

4

Fund Commentary (cont.)	NVIT Investor Destinations Moderately Conservative Fund

information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	43.9%
Equity Funds	40.1%
Investment Contract	16.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	24.9%
Nationwide Contract	16.0%
NVIT S&P 500 Index Fund, Class Y	15.5%
NVIT International Index Fund, Class Y	9.0%
Nationwide Core Plus Bond Fund, Class R6	9.0%
NVIT Mid Cap Index Fund, Class Y	8.0%
NVIT Short Term Bond Fund, Class Y	7.0%
Nationwide Ziegler Equity Income Fund, Class R6	3.1%
Nationwide Inflation-Protected Securities Fund, Class R6	3.0%
NVIT Small Cap Index Fund, Class Y	2.0%
Other Holdings	2.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	9.21%	5.96%	4.52%
Class P	9.33%	6.11%	5.91%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
Blended Index	9.99%	6.38%	5.06%
CPI	2.11%	1.43%	1.61%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2012.

Expense Ratios

Expense Ratio^
Class II	0.81%
Class P	0.66%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenes. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Conservative Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index*, and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% BBgBarc U.S. Aggregate Bond Index and 25% BBgBarc U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Moderately Conservative Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,044.90	2.94	0.57
	Hypothetical	(c)(d)	1,000.00	1,022.33	2.91	0.57
Class P Shares	Actual	(c)	1,000.00	1,045.80	2.17	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Moderately Conservative Fund

Investment Companies 81.5%

	Shares	Value

Equity Funds 37.6%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,851,987	$28,335,398
NVIT International Index Fund, Class Y (a)	8,102,432	84,265,297
NVIT Mid Cap Index Fund, Class Y (a)	2,869,603	74,724,464
NVIT S&P 500 Index Fund, Class Y (a)	8,223,135	144,398,247
NVIT Small Cap Index Fund, Class Y (a)	1,385,707	18,859,478

Total Equity Funds (cost $258,371,200)		350,582,884

Fixed Income Funds 43.9%
Nationwide Core Plus Bond Fund, Class R6 (a)	8,197,516	83,778,616
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	2,852,290	27,980,962
NVIT Bond Index Fund, Class Y (a)	22,280,595	232,386,609
NVIT Short Term Bond Fund, Class Y (a)	6,338,624	65,161,053

Total Fixed Income Funds (cost $416,988,690)		409,307,240

Total Investment Companies (cost $675,359,890)		759,890,124

Exchange Traded Funds 2.5%
Equity Funds 2.5%
Nationwide Risk-Based International Equity ETF (a)	361,140	9,371,583
Nationwide Risk-Based U.S. Equity ETF (a)	535,285	14,019,114

Total Exchange Traded Funds (cost $22,441,624)		23,390,697

Investment Contract 16.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$148,996,282	148,996,282

Total Investment Contract (cost $148,996,282)		148,996,282

Total Investments (cost $846,797,796) — 100.0%		932,277,103

Liabilities in excess of other assets — 0.0%†		(453,376)

NET ASSETS — 100.0%		$931,823,727

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $846,797,796)	$932,277,103
Cash	118,987
Receivable for investments sold	236,380
Receivable for capital shares issued	50,372
Prepaid expenses	1,495

Total Assets	932,684,337

Liabilities:
Payable for investments purchased	96,989
Payable for capital shares redeemed	286,233
Accrued expenses and other payables:
Investment advisory fees	102,718
Fund administration fees	23,691
Distribution fees	197,565
Administrative servicing fees	120,891
Accounting and transfer agent fees	174
Trustee fees	143
Custodian fees	6,974
Compliance program costs (Note 3)	907
Professional fees	12,733
Printing fees	7,335
Other	4,257

Total Liabilities	860,610

Net Assets	$931,823,727

Represented by:
Capital	$804,291,588
Accumulated undistributed net investment income	1,151,515
Accumulated net realized gains from investment securities of affiliated issuers	40,901,317
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	85,479,307

Net Assets	$931,823,727

Net Assets:
Class II Shares	$929,931,161
Class P Shares	1,892,566

Total	$931,823,727

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	81,791,244
Class P Shares	167,453

Total	81,958,697

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.37
Class P Shares	$11.30

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$17,114,298
Interest income from affiliated issuers	4,311,640
Other income	3,883

Total Income	21,429,821

EXPENSES:
Investment advisory fees	1,215,015
Fund administration fees	240,034
Distribution fees Class II Shares	2,331,956
Distribution fees Class P Shares	4,635
Administrative servicing fees Class II Shares	1,399,181
Professional fees	50,405
Printing fees	14,996
Trustee fees	28,258
Custodian fees	36,896
Accounting and transfer agent fees	970
Compliance program costs (Note 3)	3,779
Other	15,926

Total expenses before earnings credit	5,342,051

Earnings credit (Note 5)	(1,104)

Net Expenses	5,340,947

NET INVESTMENT INCOME	16,088,874

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	11,510,438
Net realized gains from transactions in investment securities of affiliated issuers	37,062,445

Net realized gains	48,572,883

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	17,439,863

Net realized/unrealized gains	66,012,746

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$82,101,620

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$16,088,874	$17,117,134
Net realized gains	48,572,883	39,896,601
Net change in unrealized appreciation/depreciation	17,439,863	(5,362,569)

Change in net assets resulting from operations	82,101,620	51,651,166

Distributions to Shareholders From:
Net investment income:
Class II	(17,017,764)	(18,018,331)
Class P	(37,421)	(37,797)
Net realized gains:
Class II	(39,008,282)	(33,880,471)
Class P	(74,387)	(63,286)

Change in net assets from shareholder distributions	(56,137,854)	(51,999,885)

Change in net assets from capital transactions	(33,117,727)	14,748,452

Change in net assets	(7,153,961)	14,399,733

Net Assets:
Beginning of year	938,977,688	924,577,955

End of year	$931,823,727	$938,977,688

Accumulated undistributed net investment income at end of year	$1,151,515	$1,746,334

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$16,313,596	$38,252,088
Dividends reinvested	56,026,046	51,898,802
Cost of shares redeemed	(105,509,350)	(75,939,101)

Total Class II Shares	(33,169,708)	14,211,789

Class P Shares
Proceeds from shares issued	518,528	749,553
Dividends reinvested	111,808	101,083
Cost of shares redeemed	(578,355)	(313,973)

Total Class P Shares	51,981	536,663

Change in net assets from capital transactions	$(33,117,727)	$14,748,452

SHARE TRANSACTIONS:
Class II Shares
Issued	1,427,273	3,417,503
Reinvested	4,972,540	4,678,195
Redeemed	(9,245,723)	(6,760,800)

Total Class II Shares	(2,845,910)	1,334,898

Class P Shares
Issued	45,663	66,737
Reinvested	9,968	9,154
Redeemed	(50,549)	(28,274)

Total Class P Shares	5,082	47,617

Total change in shares	(2,840,828)	1,382,515

The accompanying notes are an integral part of these financial statements.

13

Statement of Cash Flows

For the Year Ended December 31, 2017

NVIT Investor Destinations Moderately Conservative Fund
INCREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$82,101,620
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(69,220,830)
Proceeds from disposition of investment securities of affiliated issuers	163,838,543
Reinvestment of dividend income from affiliated issuers	(17,114,298)
Reinvestment of interest income from affiliated issuers	(4,311,640)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(17,439,863)
Reinvestment of net realized gain distributions from affiliated underlying funds	(11,510,438)
Net realized gain from investment transactions with affiliated issuers	(37,062,445)
Increase in receivable for investments sold	(212,367)
Decrease in prepaid expenses	162
Increase in payable for investments purchased	96,989
Decrease in investment advisory fees payable	(692)
Increase in fund administration fees payable	3,193
Decrease in distribution fees payable	(1,302)
Decrease in administrative servicing fees payable	(578)
Increase in accounting and transfer agent fees payable	37
Increase in trustee fees payable	143
Increase in custodian fees payable	1,130
Decrease in compliance program costs payable	(81)
Increase in professional fees payable	331
Decrease in printing fees payable	(1,313)
Decrease in other payables	(3,581)

Net cash provided by operating activities	89,162,720

Cash flows used in financing activities:
Proceeds from shares issued	17,040,127
Cost of shares redeemed	(106,083,860)

Net cash used in financing activities	(89,043,733)

Net increase in cash	118,987

Cash:
Beginning of period	–

End of period	$118,987

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $56,137,854.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $32,936,376.

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2017	$11.07	0.20	0.80	1.00	(0.21)	(0.49)	(0.70)	$11.37	9.21%		$929,931,161	0.57%	1.72%	0.57%	10.93%
Year Ended December 31, 2016	$11.08	0.21	0.42	0.63	(0.22)	(0.42)	(0.64)	$11.07	5.70%		$937,189,821	0.57%	1.84%	0.57%	10.47%
Year Ended December 31, 2015	$11.90	0.19	(0.20)	(0.01)	(0.19)	(0.62)	(0.81)	$11.08	(0.03%	)	$923,312,331	0.57%	1.63%	0.57%	12.79%
Year Ended December 31, 2014	$11.79	0.21	0.35	0.56	(0.22)	(0.23)	(0.45)	$11.90	4.74%		$981,996,258	0.57%	1.75%	0.57%	28.12%
Year Ended December 31, 2013	$10.99	0.19	0.96	1.15	(0.20)	(0.15)	(0.35)	$11.79	10.49%		$961,220,444	0.57%	1.63%	0.57%	10.68%

Class P Shares
Year Ended December 31, 2017	$11.01	0.22	0.79	1.01	(0.23)	(0.49)	(0.72)	$11.30	9.33%		$1,892,566	0.42%	1.90%	0.42%	10.93%
Year Ended December 31, 2016	$11.03	0.23	0.41	0.64	(0.24)	(0.42)	(0.66)	$11.01	5.83%		$1,787,867	0.42%	2.10%	0.42%	10.47%
Year Ended December 31, 2015	$11.85	0.23	(0.21)	0.02	(0.22)	(0.62)	(0.84)	$11.03	0.16%		$1,265,624	0.42%	1.96%	0.42%	12.79%
Year Ended December 31, 2014	$11.75	0.29	0.28	0.57	(0.24)	(0.23)	(0.47)	$11.85	4.88%		$1,069,946	0.42%	2.39%	0.42%	28.12%
Year Ended December 31, 2013	$10.96	0.28	0.89	1.17	(0.23)	(0.15)	(0.38)	$11.75	10.68%		$525,184	0.42%	2.44%	0.42%	10.68%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (together, the “Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

17

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$23,390,697	$—	$—	$23,390,697
Investment Companies	759,890,124	—	—	759,890,124
Investment Contract	—	—	148,996,282	148,996,282
Total	$783,280,821	$—	$148,996,282	$932,277,103

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$150,139,699	$150,139,699
Purchases*	5,874,145	5,874,145
Sales	(7,017,562)	(7,017,562)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$148,996,282	$148,996,282

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

18

Notes to Financial Statements (Continued)

December 31, 2017

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

19

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based

20

Notes to Financial Statements (Continued)

December 31, 2017

on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$371,492	$(371,492)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

21

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $240,034 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $3,779.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

22

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $1,399,181.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	1,851,987	58,256,900	3,358,651	36,332,798	3,844,066	(791,421)	28,335,398	1,110,192	2,130,972
NVIT International Index Fund, Class Y	8,102,432	94,148,015	3,175,896	31,444,971	7,772,396	10,613,961	84,265,297	2,392,867	—
NVIT Mid Cap Index Fund, Class Y	2,869,603	58,230,174	25,187,585	13,389,970	4,072,530	624,145	74,724,464	880,726	4,602,150
NVIT S&P 500 Index Fund, Class Y	8,223,135	151,387,419	6,740,647	36,681,618	19,299,023	3,652,776	144,398,247	2,513,066	3,656,110
NVIT Small Cap Index Fund, Class Y	1,385,707	20,677,123	1,112,983	4,580,816	1,740,870	(90,682)	18,859,478	204,200	736,287
Nationwide Core Plus Bond Fund, Class R6	8,197,516	83,115,640	3,388,066	3,308,633	6,142	577,401	83,778,616	2,641,538	10,137
Nationwide Inflation-Protected Securities Fund, Class R6	2,852,290	18,420,491	9,933,431	508,092	19,794	115,338	27,980,962	519,319	—
NVIT Bond Index Fund, Class Y	22,280,595	249,058,440	9,839,165	28,670,290	318,372	1,840,922	232,386,609	5,424,402	356,533
NVIT Short Term Bond Fund, Class Y	6,338,624	56,022,231	10,855,414	1,644,318	(20,623)	(51,651)	65,161,053	1,331,132	—
Nationwide Risk-Based International Equity ETF	361,140	—	9,051,486	—	—	320,097	9,371,583	38,243	8,148
Nationwide Risk-Based U.S. Equity ETF	535,285	—	13,639,737	259,475	9,875	628,977	14,019,114	58,613	10,101
Nationwide Contract	$148,996,282	150,139,699	5,874,145	7,017,562	—	—	148,996,282	4,311,640	—
Total		939,456,132	102,157,206	163,838,543	37,062,445	17,439,863	932,277,103	21,425,938	11,510,438

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

23

Notes to Financial Statements (Continued)

December 31, 2017

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6. Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $102,157,206 and sales of $163,838,543 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in

24

Notes to Financial Statements (Continued)

December 31, 2017

such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,055,185	$39,082,669	$56,137,854	$—	$56,137,854

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,204,595	$33,795,290	$51,999,885	$—	$51,999,885

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,161,389	$47,495,445	$48,656,834	$—	$78,875,305	$127,532,139

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$853,401,798	$87,958,850	$(9,083,545)	$78,875,305

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Moderately Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 30.92%.

The Fund designates $39,082,669, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $2,361,118 or $0.0288 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $139,141 or $0.0017 per outstanding share.

28

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2017

NVIT DFA Capital Appreciation Fund

(formerly, Loring Ward NVIT Capital Appreciation Fund)

AR-DFA-CAP 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

For the annual period ended December 31, 2017, the NVIT DFA Capital Appreciation Fund (Class II) returned 17.88% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Aggressive Growth Funds (consisting of 30 funds as of December 31, 2017) was 19.56% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 85% equity investments and 15% fixed-income investments. During the reporting period, U.S. equities were the main contributor to performance, although fixed-income funds were also positive contributors to the Fund’s overall return.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500 Index® returned 21.83% over the reporting period, driven by a broad swath of sectors. U.S. small cap stocks also posted positive results, with the Russell 2000® Index returning 14.65%, although this trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-US developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the Federal Funds rate three times in 2017 from an initial target of 0.50%-0.75% to 1.25%-1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54%.

The Fund implements its asset allocation strategy by primarily selecting from underlying funds managed by Dimensional Fund Advisors (“DFA”). DFA’s investment philosophy focuses on tilting their strategies towards securities that exhibit characteristics that have been shown to outperform averages over long time periods. Within equities, this generally means overweighting companies that are smaller in size, relatively lower price, and more profitable. When combining multiple DFA strategies within out our Asset Allocation process, these tilts are consistent at the Fund level. Throughout the year, the market didn’t reward these tilts as small caps underperformed large caps and growth stocks outperformed value stocks. This underperformance was somewhat offset by strong performance and a higher relative weight to international equities which outperformed US equities during the period.

All underlying investments posted positive returns for the year. The largest contributors to performance were the DFA US Core Equity 1 Fund and DFA VA US Large Value Fund, which returned 20.89% and 19.08% respectively for the year. The DFA VA US Large Value Fund outperformed its benchmark, the Russell 1000® Value Index (which returned 13.66% for the same time period), by 5.42% for the year.

The smallest contributors to performance were the DFA VA Global Bond Fund, and the Nationwide Contract, which returned 2.11% and 2.92% for the year. The relatively smaller contributions are primarily due to smaller positions in the Fund, 7% and 8%, respectively.

In the May of 2017, Nationwide Fund Advisors (“NFA”) assumed asset allocation managerial responsibilities for the Fund and implemented asset allocation changes shortly thereafter.

We maintained the Fund’s core equity fund holdings, with a few small adjustments and diversified the fixed-income exposure by adding an allocation to the Nationwide Contract a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Life”), which had an annualized crediting rate of 2.85% as of

4

Fund Commentary (cont.)	NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

December 31, 2017. NFA believes that he Nationwide Contract is a unique investment opportunity for Fund investors to gain exposure to a high quality, low volatility investment with a competitive crediting rate and low correlation to other investments in the Fund.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

Asset Allocation†

Equity Funds	85.1%
Investment Contract	8.0%
Fixed Income Fund	7.1%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	19.0%
DFA VA International Value Portfolio	18.0%
DFA VA U.S. Large Value Portfolio	17.0%
DFA U.S. Small Cap Portfolio, Institutional Class	11.0%
DFA VA International Small Portfolio	8.0%
Nationwide Contract	8.0%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	7.0%
DFA VA Global Bond Portfolio	7.0%
DFA Real Estate Securities Portfolio, Institutional Class	5.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

Average Annual Total Return1

(For the periods ended December 31, 2017)

	1 Yr.	3 Yr.	Inception[2]
Class II	17.88%	8.34%	9.64%
Class P	17.98%	8.48%	9.81%
Russell 3000® Index	21.13%	11.12%	14.90%
CPI	2.11%	1.64%	1.40%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	2.20%	0.96%
Class P	2.05%	0.81%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class' actual results.

7

Fund Performance (cont.)	NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund) since inception through 12/31/17 versus performance of the Russell 3000® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund) December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,099.60	3.39	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64
Class P Shares	Actual	(c)	1,000.00	1,100.50	2.59	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.74	2.50	0.49

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

Investment Companies 92.2%

	Shares	Value

Equity Funds 85.1%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	53,072	$1,232,334
DFA Real Estate Securities Portfolio, Institutional Class	24,878	878,207
DFA U.S. Core Equity 1 Portfolio, Institutional Class	145,789	3,321,068
DFA U.S. Small Cap Portfolio, Institutional Class	53,388	1,918,748
DFA VA International Small Portfolio	100,113	1,407,590
DFA VA International Value Portfolio	231,303	3,159,604
DFA VA U.S. Large Value Portfolio	110,356	2,970,783

Total Equity Funds (cost $13,339,101)		14,888,334

Fixed Income Fund 7.1%
DFA VA Global Bond Portfolio	115,760	1,230,534

Total Investment Companies (cost $14,590,541)		16,118,868

Investment Contract 8.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$1,406,649	1,406,649

Total Investment Contract (cost $1,406,649)		1,406,649

Total Investments (cost $15,997,190) — 100.2%		17,525,517

Liabilities in excess of other assets — (0.2)%		(28,627)

NET ASSETS — 100.0%		$17,496,890

(a)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(b)	Investment in affiliate.

(c)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)
Assets:
Investment securities of affiliated issuers, at value (cost $1,406,649)	$1,406,649
Investment securities of unaffiliated issuers, at value (cost $14,590,541)	16,118,868
Cash	40
Receivable for investments sold	3,726
Receivable for capital shares issued	21,162
Reimbursement from investment adviser (Note 3)	4,565
Prepaid expenses	17

Total Assets	17,555,027

Liabilities:
Payable for capital shares redeemed	24,881
Accrued expenses and other payables:
Investment advisory fees	2,395
Fund administration fees	7,087
Distribution fees	3,522
Administrative servicing fees	1,732
Accounting and transfer agent fees	41
Trustee fees	4
Custodian fees	4
Compliance program costs (Note 3)	15
Professional fees	9,995
Printing fees	4,659
Other	3,802

Total Liabilities	58,137

Net Assets	$17,496,890

Represented by:
Capital	$15,819,142
Accumulated net realized gains from investment securities of unaffiliated issuers	149,421
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	1,528,327

Net Assets	$17,496,890

Net Assets:
Class II Shares	$15,209,729
Class P Shares	2,287,161

Total	$17,496,890

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,136,040
Class P Shares	177,411

Total	1,313,451

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.39
Class P Shares	$12.89

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)
INVESTMENT INCOME:
Dividend income from unaffiliated issuers	$272,731
Interest income from affiliated issuers	18,502
Dividend income from affiliated issuers	163
Other income	40

Total Income	291,436

EXPENSES:
Investment advisory fees	20,597
Fund administration fees	42,945
Distribution fees Class II Shares	22,273
Distribution fees Class P Shares	5,136
Administrative servicing fees Class II Shares	13,364
Professional fees	16,319
Printing fees	9,599
Trustee fees	340
Custodian fees	334
Accounting and transfer agent fees	209
Compliance program costs (Note 3)	45
Other	1,177

Total expenses before expenses reimbursed	132,338

Expenses reimbursed by adviser (Note 3)	(62,666)

Net Expenses	69,672

NET INVESTMENT INCOME	221,764

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from unaffiliated Underlying Funds	230,592
Net realized gains from transactions in investment securities of unaffiliated issuers	134,935

Net realized gains	365,527

Net change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	1,266,228

Net realized/unrealized gains	1,631,755

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,853,519

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$221,764	$96,713
Net realized gains	365,527	22,307
Net change in unrealized appreciation/depreciation	1,266,228	554,061

Change in net assets resulting from operations	1,853,519	673,081

Distributions to Shareholders From:
Net investment income:
Class II	(226,266)	(74,479)
Class P	(40,502)	(27,662)
Net realized gains:
Class II	(136,713)	(49,686)
Class P	(25,520)	(17,893)

Change in net assets from shareholder distributions	(429,001)	(169,720)

Change in net assets from capital transactions	8,313,237	2,430,917

Change in net assets	9,737,755	2,934,278

Net Assets:
Beginning of year	7,759,135	4,824,857

End of year	$17,496,890	$7,759,135

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$9,650,160	$2,443,497
Dividends reinvested	362,979	124,165
Cost of shares redeemed	(1,932,259)	(405,071)

Total Class II Shares	8,080,880	2,162,591

Class P Shares
Proceeds from shares issued	328,264	250,520
Dividends reinvested	66,022	45,555
Cost of shares redeemed	(161,929)	(27,749)

Total Class P Shares	232,357	268,326

Change in net assets from capital transactions	$8,313,237	$2,430,917

13

Statements of Changes in Net Assets (Continued)

	NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class II Shares
Issued	750,330	218,628
Reinvested	27,184	10,782
Redeemed	(154,462)	(37,719)

Total Class II Shares	623,052	191,691

Class P Shares
Issued	27,086	23,203
Reinvested	5,142	4,097
Redeemed	(12,823)	(2,610)

Total Class P Shares	19,405	24,690

Total change in shares	642,457	216,381

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Year Ended December 31, 2017	$11.66	0.27	1.82	2.09	(0.21)	(0.15)	(0.36)	$13.39	17.88%		$15,209,729	0.66%	2.11%	1.23%	21.29%
Year Ended December 31, 2016	$10.72	0.19	1.02	1.21	(0.15)	(0.12)	(0.27)	$11.66	11.39%		$5,982,059	0.73%	1.72%	1.94%	6.56%
Year Ended December 31, 2015	$11.88	0.30	(0.69)	(0.39)	(0.18)	(0.59)	(0.77)	$10.72	(3.16%	)	$3,444,331	0.74%	2.53%	2.80%	39.70%
Year Ended December 31, 2014	$12.03	0.20	0.18	0.38	(0.15)	(0.38)	(0.53)	$11.88	3.13%		$1,784,661	0.73%	1.59%	3.00%	20.96%
Period Ended December 31, 2013 (h)	$10.00	0.28	1.78	2.06	—	(0.03)	(0.03)	$12.03	20.57%		$829,833	0.70%	2.54%	5.43%	5.79%

Class P Shares
Year Ended December 31, 2017	$11.25	0.20	1.82	2.02	(0.23)	(0.15)	(0.38)	$12.89	17.98%		$2,287,161	0.52%	1.61%	1.11%	21.29%
Year Ended December 31, 2016	$10.36	0.17	1.02	1.19	(0.18)	(0.12)	(0.30)	$11.25	11.54%		$1,777,076	0.58%	1.60%	1.81%	6.56%
Year Ended December 31, 2015	$11.62	0.16	(0.52)	(0.36)	(0.31)	(0.59)	(0.90)	$10.36	(3.00%	)	$1,380,526	0.58%	1.39%	2.73%	39.70%
Year Ended December 31, 2014	$11.82	0.18	0.22	0.40	(0.22)	(0.38)	(0.60)	$11.62	3.34%		$1,315,647	0.58%	1.47%	3.01%	20.96%
Period Ended December 31, 2013 (h)	$10.00	0.12	1.96	2.08	(0.23)	(0.03)	(0.26)	$11.82	20.82%		$1,210,657	0.59%	1.13%	5.20%	5.79%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund) (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other mutual funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. With the exception of the NVIT Government Money Market Fund (the “Underlying Money Fund”), each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”). The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

16

Notes to Financial Statements (Continued)

December 31, 2017

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Effective May 1, 2017, the Fund began investing in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

17

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$16,118,868	$—	$—	$16,118,868
Investment Contract	—	—	1,406,649	1,406,649
Total	$16,118,868	$—	$1,406,649	$17,525,517

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$—	$—
Purchases*	1,463,518	1,463,518
Sales	(56,869)	(56,869)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$1,406,649	$1,406,649

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily
*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

18

Notes to Financial Statements (Continued)

December 31, 2017

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

The following is the valuation policy of the Underlying Money Fund:

Securities held by the Underlying Money Fund are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Underlying Money Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to redesignation of distributions and investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Unaffiliated Issuers
$—	$45,004	$(45,004)

Amount designated as “—“ is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and

19

Notes to Financial Statements (Continued)

December 31, 2017

net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Effective May 1, 2017, LWI Financial Inc. was terminated and ceased serving as subadviser to the Fund.

Effective May 1, 2017, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.17%
$500 million and more	0.13%

Prior to May 1, 2017, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.19%, and after expense reimbursements was 0.00%.

20

Notes to Financial Statements (Continued)

December 31, 2017

From these fees, pursuant to the subadvisory agreement, NFA paid fees to the unaffiliated Subadviser.

Effective May 1, 2017, the Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.24% for all share classes until April 30, 2018.

Prior to May 1, 2017, the Fund Expense Limitation Agreement limited the Fund’s operating expenses from exceeding 0.33% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$66,126	$69,724	$62,666	$198,516

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $42,945 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

21

Notes to Financial Statements (Continued)

December 31, 2017

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $45.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $13,364.

4. Investment in Affiliated Issuers

The Fund invests in Class Y shares of the Underlying Money Fund, as well as the Nationwide Contract, which are affiliates of the Fund. The Fund’s transactions in the shares of the Underlying Money Fund and the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Money Market Fund, Class Y	—	155,285	36,193	191,478	—	—	—	163	—
Nationwide Contract	$1,406,649	—	1,463,518	56,869	—	—	1,406,649	18,502	—
Total		155,285	1,499,711	248,347	—	—	1,406,649	18,665	—

Amount designated as “—” is zero or has been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about the Underlying Money Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Underlying Money Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of

22

Notes to Financial Statements (Continued)

December 31, 2017

redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

6. Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $10,872,089 and sales of $2,373,694 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7. Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of the investment in the Underlying Money Fund may be found in such Underlying Money Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders which can be found at us.dimensional.com.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

23

Notes to Financial Statements (Continued)

December 31, 2017

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. New Accounting Pronouncements and Other Matters

In October 2016, SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$238,754	$190,247	$429,001	$—	$429,001

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$101,807	$67,913	$169,720	$—	$169,720

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

24

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$—	$237,884	$237,884	$—	$1,439,864	$1,677,748

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$16,085,653	$1,481,310	$(41,446)	$1,439,864

11. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT DFA Capital Appreciation Fund (formerly, Loring Ward NVIT Capital Appreciation Fund) (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent and fixed contract issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 39.63%.

The Fund designates $190,247, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $98,824 or $0.0752 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $6,042 or $0.0046 per outstanding share.

27

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

31

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

33

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2017

NVIT DFA Moderate Fund

(formerly, Loring Ward NVIT Moderate Fund)

AR-DFA-MOD 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

For the annual period ended December 31, 2017, the NVIT DFA Moderate Fund (Class II) returned 13.83% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 130 funds as of December 31, 2017) was 16.02% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 65% equity investments and 35% fixed-income investments. During the reporting period, U.S. equities were the main contributor to performance, although fixed-income funds were also positive contributors to the Fund’s overall return.

The Fund’s 65% in equity exposure was lower than its a Lipper category peers, which can hold up to 80% in equities. As equity markets rose throughout the year, this lower allocation to stocks was a drag on relative performance versus the peer group.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500 Index® returned 21.83% over the reporting period, driven by a broad swath of sectors. U.S. small cap stocks also posted positive results, with the Russell 2000® Index returning 14.65%, although this trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-US developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the Federal Funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54%.

The Fund implements its asset allocation strategy by primarily selecting from underlying funds managed by Dimensional Fund Advisors (“DFA”). DFA’s investment philosophy focuses on tilting their strategies towards securities that exhibit characteristics that have been shown to outperform averages over long time periods. Within equities, this generally means overweighting companies that are smaller in size, relatively lower price, and more profitable. When combining multiple DFA strategies within out our Asset Allocation process, these tilts are consistent at the Fund level. Throughout the year, the market didn’t reward these tilts as small caps underperformed large caps and growth stocks outperformed value stocks. This underperformance was somewhat offset by strong performance and a higher relative weight to international stocks, which outperformed U.S. equities during the period.

All underlying investments posted positive returns for the year. The largest contributors to performance were the DFA US Core Equity 1 Fund and DFA VA US Large Value Fund, which returned 20.89% and 19.08% respectively for the year. The DFA VA US Large Value Fund outperformed its benchmark, the Russell 1000® Value Index (which returned 13.66% for the same time period), by 5.42% for the year.

The smallest contributors to performance were the DFA Short Duration Real Return Fund, and the DFA Intermediate Government Fixed Income Fund, which returned 1.71% and 2.22% respectively for the year. The Short Duration Real Return Fund had positive, but muted returns as inflation expectations remained low, investment-grade credit spreads remained tight, and bond yields were near historical lows.

In the May of 2017, Nationwide Fund Advisors (“NFA”) assumed asset allocation managerial responsibilities for the Fund and implemented asset allocation changes shortly thereafter.

4

Fund Commentary (cont.)	NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

NFA diversified the Fund’s fixed-income exposure by adding the DFA Investment Grade Portfolio, DFA VA Global Bond Fund and the DFA Short Duration Real Return Fund as underlying investments. NFA added the DFA Emerging Markets Core Equity Fund, to take advantage of improving emerging markets economies and diversify the international equity exposure. NFA also added an allocation to the Nationwide Contract, is a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Life”), which had an annualized crediting rate of 2.85% as of December 31, 2017. NFA believes that the Nationwide Contract is a unique investment opportunity for Fund investors to gain exposure to a high quality, low volatility investment with a competitive crediting rate and low correlation to other investments in the Fund.

The Fund did not hold any derivatives during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds sponsored by Dimensional Fund Advisors LP. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); investment leverage, illiquidity and high volatility (derivatives); sector risk; and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund

Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of the Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

Asset Allocation†

Equity Funds	65.3%
Fixed Income Funds	19.8%
Investment Contract	15.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

DFA U.S. Core Equity 1 Portfolio, Institutional Class	23.9%
DFA VA U.S. Large Value Portfolio	15.0%
Nationwide Contract	15.0%
DFA VA International Value Portfolio	11.1%
DFA U.S. Small Cap Portfolio, Institutional Class	7.9%
DFA VA International Small Portfolio	5.1%
DFA Short Duration Real Return Portfolio, Institutional Class	5.0%
DFA Investment Grade Portfolio	5.0%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	5.0%
DFA VA Global Bond Portfolio	4.9%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	2.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

Average Annual Total Return1

(For the periods ended December 31, 2017)

	1 Yr.	3 Yr.	Inception[2]
Class II	13.83%	6.75%	7.88%
Class P	14.00%	6.89%	8.02%
Russell 3000® Index	21.13%	11.12%	14.90%
CPI	2.11%	1.64%	1.40%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of January 7, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	1.37%	0.89%
Class P	1.22%	0.74%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund) since inception through 12/31/17 versus performance of the Russell 3000® Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund) December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,079.20	3.35	0.64
	Hypothetical	(c)(d)	1,000.00	1,021.98	3.26	0.64
Class P Shares	Actual	(c)	1,000.00	1,079.90	2.57	0.49
	Hypothetical	(c)(d)	1,000.00	1,022.74	2.50	0.49

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

Investment Companies 85.1%

	Shares	Value

Equity Funds 65.3%
DFA Emerging Markets Core Equity Portfolio, Institutional Class	18,320	$425,397
DFA U.S. Core Equity 1 Portfolio, Institutional Class	215,465	4,908,293
DFA U.S. Small Cap Portfolio, Institutional Class	45,266	1,626,868
DFA VA International Small Portfolio	74,739	1,050,824
DFA VA International Value Portfolio	167,438	2,287,196
DFA VA U.S. Large Value Portfolio	114,393	3,079,447

Total Equity Funds (cost $11,287,717)		13,378,025

Fixed Income Funds 19.8%
DFA Intermediate Government Fixed Income Portfolio, Institutional Class	82,475	1,017,741
DFA Investment Grade Portfolio	94,159	1,017,857
DFA Short Duration Real Return Portfolio, Institutional Class	103,240	1,017,948
DFA VA Global Bond Portfolio	95,665	1,016,916

Total Fixed Income Funds (cost $4,117,394)		4,070,462

Total Investment Companies (cost $15,405,111)		17,448,487

Investment Contract 15.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$3,074,303	3,074,303

Total Investment Contract (cost $3,074,303)		3,074,303

Total Investments (cost $18,479,414) — 100.1%		20,522,790

Liabilities in excess of other assets — (0.1)%		(29,450)

NET ASSETS — 100.0%		$20,493,340

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)
Assets:
Investment security of affiliated issuers, at value (cost $3,074,303)	$3,074,303
Investment securities of unaffiliated issuers, at value (cost $15,405,111)	17,448,487
Cash	95
Receivable for capital shares issued	11,915
Reimbursement from investment adviser (Note 3)	5,246
Prepaid expenses	33

Total Assets	20,540,079

Liabilities:
Payable for investments purchased	11,634
Payable for capital shares redeemed	272
Accrued expenses and other payables:
Investment advisory fees	2,911
Fund administration fees	7,152
Distribution fees	4,281
Administrative servicing fees	1,994
Accounting and transfer agent fees	39
Trustee fees	4
Custodian fees	66
Compliance program costs (Note 3)	19
Professional fees	10,020
Printing fees	4,570
Other	3,777

Total Liabilities	46,739

Net Assets	$20,493,340

Represented by:
Capital	$18,281,686
Accumulated undistributed net investment income	270
Accumulated net realized gains from investment securities of unaffiliated issuers	168,008
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	2,043,376

Net Assets	$20,493,340

Net Assets:
Class II Shares	$15,832,740
Class P Shares	4,660,600

Total	$20,493,340

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,225,427
Class P Shares	366,413

Total	1,591,840

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$12.92
Class P Shares	$12.72

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)
INVESTMENT INCOME:
Dividend income from unaffiliated issuers	$310,948
Interest income from affiliated issuers	51,496
Dividend income from affiliated issuers	309
Other income	95

Total Income	362,848

EXPENSES:
Investment advisory fees	33,549
Fund administration fees	44,347
Distribution fees Class II Shares	36,325
Distribution fees Class P Shares	7,473
Administrative servicing fees Class II Shares	21,795
Professional fees	16,482
Printing fees	10,142
Trustee fees	529
Custodian fees	614
Accounting and transfer agent fees	206
Compliance program costs (Note 3)	73
Other	1,257

Total expenses before expenses reimbursed	172,792

Expenses reimbursed by adviser (Note 3)	(60,275)

Net Expenses	112,517

NET INVESTMENT INCOME	250,331

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from unaffiliated Underlying Funds	232,796
Net realized gains from transactions in investment securities of unaffiliated issuers	198,021

Net realized gains	430,817

Net change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	1,618,538

Net realized/unrealized gains	2,049,355

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,299,686

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$250,331	$176,051
Net realized gains	430,817	145,434
Net change in unrealized appreciation/depreciation	1,618,538	939,165

Change in net assets resulting from operations	2,299,686	1,260,650

Distributions to Shareholders From:
Net investment income:
Class II	(200,445)	(162,964)
Class P	(65,286)	(32,129)
Net realized gains:
Class II	(253,736)	(159,569)
Class P	(61,847)	(28,684)

Change in net assets from shareholder distributions	(581,314)	(383,346)

Change in net assets from capital transactions	3,217,008	1,394,657

Change in net assets	4,935,380	2,271,961

Net Assets:
Beginning of year	15,557,960	13,285,999

End of year	$20,493,340	$15,557,960

Accumulated undistributed net investment income at end of year	$270	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$2,958,194	$2,638,275
Dividends reinvested	454,181	322,533
Cost of shares redeemed	(2,248,431)	(1,730,273)

Total Class II Shares	1,163,944	1,230,535

Class P Shares
Proceeds from shares issued	2,456,739	208,082
Dividends reinvested	127,133	60,813
Cost of shares redeemed	(530,808)	(104,773)

Total Class P Shares	2,053,064	164,122

Change in net assets from capital transactions	$3,217,008	$1,394,657

13

Statements of Changes in Net Assets (Continued)

	NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class II Shares
Issued	240,258	237,519
Reinvested	35,405	27,826
Redeemed	(182,338)	(154,572)

Total Class II Shares	93,325	110,773

Class P Shares
Issued	197,254	18,814
Reinvested	10,036	5,327
Redeemed	(42,495)	(9,526)

Total Class P Shares	164,795	14,615

Total change in shares	258,120	125,388

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Statement of Cash Flows

For the Year Ended December 31, 2017

NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)
INCREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$2,299,686
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities of affiliated issuers	(3,328,752)
Proceeds from disposition of investment securities of affiliated issuers	607,967
Purchase of investment securities of unaffiliated issuers	(8,413,301)
Proceeds from disposition of investment securities of unaffiliated issuers	8,608,387
Reinvestment of dividend income from affiliated issuers	(309)
Reinvestment of dividend income from unaffiliated issuers	(310,948)
Reinvestment of interest income from affiliated issuers	(51,496)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(1,618,538)
Reinvestment of net realized gain distributions from unaffiliated underlying funds	(232,796)
Net realized gain from investment transactions with unaffiliated issuers	(198,021)
Decrease in receivable for investments sold	94
Decrease in reimbursement from investment adviser	75
Increase in prepaid expenses	(7)
Increase in payable for investments purchased	11,634
Decrease in investment advisory fees payable	(276)
Increase in fund administration fees payable	3,428
Increase in distribution fees payable	962
Increase in administrative servicing fees payable	279
Increase in accounting and transfer agent fees payable	10
Increase in trustee fees payable	4
Decrease in custodian fees payable	(25)
Increase in compliance program costs payable	3
Increase in professional fees payable	1,263
Decrease in printing fees payable	(6,766)
Increase in other payables payable	3,581

Net cash used in operating activities	(2,623,862)

Cash flows provided by financing activities:
Proceeds from shares issued	5,403,271
Cost of shares redeemed	(2,779,314)

Net cash provided by financing activities	2,623,957

Net increase in cash	95

Cash:
Beginning of period	–

End of period	$95

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $581,314.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from unaffiliated underlying funds of $595,549.

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Asset (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class II Shares
Year Ended December 31, 2017	$11.69	0.16	1.45	1.61	(0.17)	(0.21)	(0.38)	$12.92	13.83%		$15,832,740	0.67%	1.30%	1.01%	50.67%
Year Ended December 31, 2016	$11.02	0.14	0.83	0.97	(0.15)	(0.15)	(0.30)	$11.69	8.77%		$13,237,100	0.73%	1.23%	1.19%	13.11%
Year Ended December 31, 2015	$11.57	0.16	(0.37)	(0.21)	(0.19)	(0.15)	(0.34)	$11.02	(1.76%	)	$11,256,362	0.74%	1.35%	1.31%	7.20%
Year Ended December 31, 2014	$11.63	0.20	0.02	0.22	(0.14)	(0.14)	(0.28)	$11.57	1.86%		$7,431,953	0.73%	1.65%	1.64%	5.45%
Period Ended December 31, 2013(h)	$10.00	0.23	1.54	1.77	(0.08)	(0.06)	(0.14)	$11.63	17.74%		$2,798,295	0.71%	2.11%	3.17%	24.51%

Class P Shares
Year Ended December 31, 2017	$11.51	0.25	1.35	1.60	(0.18)	(0.21)	(0.39)	$12.72	14.00%		$4,660,600	0.51%	2.04%	0.85%	50.67%
Year Ended December 31, 2016	$10.85	0.15	0.82	0.97	(0.16)	(0.15)	(0.31)	$11.51	8.96%		$2,320,860	0.58%	1.35%	1.04%	13.11%
Year Ended December 31, 2015	$11.41	0.15	(0.35)	(0.20)	(0.21)	(0.15)	(0.36)	$10.85	(1.70%	)	$2,029,637	0.58%	1.28%	1.16%	7.20%
Year Ended December 31, 2014	$11.47	0.19	0.06	0.25	(0.17)	(0.14)	(0.31)	$11.41	2.09%		$1,881,527	0.58%	1.61%	1.56%	5.45%
Period Ended December 31, 2013(h)	$10.00	0.12	1.66	1.78	(0.25)	(0.06)	(0.31)	$11.47	17.80%		$1,236,183	0.58%	1.16%	3.54%	24.51%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund) (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other mutual funds (“Underlying Funds”), and may have additional investment and concentration risks. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. With the exception of the NVIT Government Money Market Fund (the “Underlying Money Fund”), each Underlying Fund is a fund sponsored by Dimensional Fund Advisors LP (the “DFA Underlying Funds”). The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class II and Class P shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of

17

Notes to Financial Statements (Continued)

December 31, 2017

Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated and affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Effective May 1, 2017, the Fund began investing in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

18

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$17,448,487	$—	$—	$17,448,487
Investment Contract	—	—	3,074,303	3,074,303
Total	$17,448,487	$—	$3,074,303	$20,522,790

Amounts designated as “—” are zero or have been rounded to zero.

Transfers	between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$—	$—
Purchases*	3,340,216	3,340,216
Sales	(265,913)	(265,913)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$3,074,303	$3,074,303

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

19

Notes to Financial Statements (Continued)

December 31, 2017

For additional information about the DFA Underlying Funds’ valuation policies, please refer to the DFA Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com.

The following is the valuation policy of the Underlying Money Fund:

Securities held by the Underlying Money Fund are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Underlying Money Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Unaffiliated Issuers
$—	$15,670	$(15,670)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

20

Notes to Financial Statements (Continued)

December 31, 2017

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Effective May 1, 2017, LWI Financial Inc. was terminated and ceased serving as subadviser to the Fund.

Effective May 1, 2017 under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.17%
$500 million and more	0.13%

Prior to May 1, 2017 under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.24%
$500 million and more	0.20%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.19%, and after expense reimbursements was 0.00%.

21

Notes to Financial Statements (Continued)

December 31, 2017

From these fees, pursuant to the subadvisory agreement, NFA paid fees to the unaffiliated Subadviser.

Effective May 1, 2017, the Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.24% for all share classes until April 30, 2018.

Prior to May 1, 2017, the Fund Expense Limitation Agreement limited the Fund’s operating expenses from exceeding 0.33% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$61,959	$65,452	$60,275	$187,686

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $44,347 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

22

Notes to Financial Statements (Continued)

December 31, 2017

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $73.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class II shares, for a total amount of $21,795.

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the Underlying Money Fund, as well as the Nationwide Contract, which are affiliates of the Fund. The Fund’s transactions in the shares of the Underlying Money Fund and the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Money Market Fund, Class Y	—	301,714	40,341	342,055	—	—	—	309	—
Nationwide Contract	$3,074,303	—	3,340,216	265,913	—	—	3,074,303	51,496	—
Total		301,714	3,380,557	607,968	—	—	3,074,303	51,805	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about the Underlying Money Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Money Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of

23

Notes to Financial Statements (Continued)

December 31, 2017

redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $12,297,261 and sales of $8,874,299 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of the investment in the Underlying Money Fund may be found in such Underlying Money Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit. Information about DFA Underlying Fund risks may be found in such DFA Underlying Fund’s annual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such DFA Underlying Fund’s annual or semiannual report to shareholders which can be found at us.dimensional.com.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

24

Notes to Financial Statements (Continued)

December 31, 2017

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$267,554	$313,760	$581,314	$—	$581,314

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$188,018	$195,328	$383,346	$—	$383,346

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

25

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$440	$256,855	$257,295	$—	$1,954,359	$2,211,654

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$18,568,431	$2,006,754	$(52,395)	$1,954,359

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT DFA Moderate Fund (formerly, Loring Ward NVIT Moderate Fund) (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent and fixed contract issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

27

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 46.21%.

The Fund designates $313,760, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $68,404 or $0.0430 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $4,423 or $0.0028 per outstanding share.

28

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2017

NVIT Investor Destinations Managed

Growth & Income  Fund

AR-ID-MGI 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Managed Growth & Income Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Managed Growth & Income Fund (Class II) returned 14.03% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s performance relative to its benchmark during the reporting period was primarily influenced by a low-volatility regime mixed with an upward-trending market.

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital. The Fund seeks to achieve its objective by investing 95% of its assets in a “Core Sleeve” consisting of the Fund’s underlying investments (which have a target allocation of 50% equity and 50% fixed income) and the remaining 5% in a “Volatility Overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, the S&P MidCap 400® Index, the Russell 2000® Index and the MSCI EAFE® Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The Volatility Overlay can increase the Fund’s equity exposure to 65% or decrease it to 0% as determined by the quantitative process that controls the overlay.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500 Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000 Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400 Index, returned 16.24%). The MSCI EAFE Index

(representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% – 0.75% to 1.25% – 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within the Core Sleeve, all 11 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and — given their relatively large allocations within the NVIT Investor Destinations Managed Growth & Income Fund — were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the Nationwide Risk-Based U.S. Equity ETF, which returned 3.86% and 5.11%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations.

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index and the MSCI EAFE Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

4

Fund Commentary (cont.)	NVIT Investor Destinations Managed Growth & Income Fund

Equity volatility, as measured by the proprietary algorithm, experienced historic low levels throughout 2017. Broad market volatility ranged between 7.1% and 13.7% (as measured by the S&P 500 Index). We began the year with normal levels of equity volatility and trended downward throughout the year with a mild spike in volatility in May 2017. The low-volatility regime mixed with an upward-trending market provided an opportunity for the algorithm to positively contribute to Fund performance by adding additional equity exposure via the Volatility Overlay. The Fund remained at its maximum allowable equity exposure for the majority of the time in 2017.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed Volatility Overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the

Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Managed Growth & Income Fund

Asset Allocation†

Equity Funds	47.1%
Fixed Income Funds	33.6%
Investment Contract	12.9%
Futures Contracts	0.3%
Other assets in excess of liabilities††	6.1%
100.0%

Top Holdings†††

NVIT Bond Index Fund, Class Y	23.0%
NVIT S&P 500 Index Fund, Class Y	18.6%
Nationwide Contract	13.8%
NVIT International Index Fund, Class Y	13.2%
NVIT Mid Cap Index Fund, Class Y	9.0%
Nationwide Core Plus Bond Fund, Class R6	7.9%
NVIT Short Term Bond Fund, Class Y	5.0%
Nationwide Ziegler Equity Income Fund, Class R6	4.0%
NVIT Small Cap Index Fund, Class Y	3.0%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Nationwide Risk-Based International Equity ETF	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Managed Growth & Income Fund

Average Annual Total Return1

(For the periods ended December 31, 2017)

	1 Yr.	3 Yr.	Inception
Class I	14.30%	5.47%	5.03%[2]
Class II	14.03%	5.26%	5.4%[3]
Russell 3000® Index	21.13%	11.12%	13.80%	[3]
Blended Index	12.06%	5.97%	6.56%	[3]
CPI	2.11%	1.64%	1.26%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.58%	0.53%
Class II	0.83%	0.78%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth & Income Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth & Income Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,069.50	1.56	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	1,067.90	2.87	0.55
	Hypothetical	(c)(d)	1,000.00	1,022.43	2.80	0.55

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Managed Growth & Income Fund

Investment Companies 78.4%

	Shares	Value

Equity Funds 44.8%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,159,602	$17,741,907
NVIT International Index Fund, Class Y (a)	5,691,406	59,190,625
NVIT Mid Cap Index Fund, Class Y (a)	1,552,829	40,435,674
NVIT S&P 500 Index Fund, Class Y (a)	4,737,287	83,186,763
NVIT Small Cap Index Fund, Class Y (a)	988,603	13,454,884

Total Equity Funds (cost $188,528,132)		214,009,853

Fixed Income Funds 33.6%
Nationwide Core Plus Bond Fund, Class R6 (a)	3,446,671	35,224,978
NVIT Bond Index Fund, Class Y (a)	9,896,285	103,218,248
NVIT Short Term Bond Fund, Class Y (a)	2,179,504	22,405,305

Total Fixed Income Funds (cost $163,858,852)		160,848,531

Total Investment Companies (cost $352,386,984)		374,858,384

Exchange Traded Funds 2.3%
Equity Funds 2.3%
Nationwide Risk-Based International Equity ETF (a)	171,181	4,442,147
Nationwide Risk-Based U.S. Equity ETF (a)	251,775	6,593,987

Total Exchange Traded Funds (cost $10,594,100)		11,036,134

Investment Contract 12.9%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$61,679,940	61,679,940

Total Investment Contract (cost $61,679,940)		61,679,940

Total Investments (cost $424,661,024) — 93.6%		447,574,458

Other assets in excess of liabilities — 6.4%		30,651,769

NET ASSETS — 100.0%		$478,226,227

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

ETF	Exchange Traded Fund

10

Statement of Investments (Continued)

December 31, 2017

NVIT Investor Destinations Managed Growth & Income Fund (Continued)

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	237	3/2018	USD	24,239,175	549,463
Russell 2000 E-Mini Index	67	3/2018	USD	5,147,275	80,385
S&P 500 E-Mini Index	309	3/2018	USD	41,344,200	648,935
S&P Midcap 400 E-Mini Index	81	3/2018	USD	15,409,440	217,708

					1,496,491

At December 31, 2017, the Fund has $3,220,085 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Managed Growth & Income Fund
Assets:
Investment securities of affiliated issuers, at value (cost $424,661,024)	$447,574,458
Cash	27,989,401
Deposits with broker for futures contracts	3,220,085
Interest receivable	21,168
Receivable for capital shares issued	84,398
Reimbursement from investment adviser (Note 3)	18,872
Prepaid expenses	687

Total Assets	478,909,069

Liabilities:
Payable for investments purchased	130,807
Payable for capital shares redeemed	4,315
Payable for variation margin on futures contracts	285,340
Accrued expenses and other payables:
Investment advisory fees	60,410
Fund administration fees	15,442
Distribution fees	100,505
Administrative servicing fees	59,538
Accounting and transfer agent fees	77
Trustee fees	75
Custodian fees	2,636
Compliance program costs (Note 3)	455
Professional fees	13,082
Printing fees	6,921
Other	3,239

Total Liabilities	682,842

Net Assets	$478,226,227

Represented by:
Capital	$433,579,636
Accumulated undistributed net investment income	512,175
Accumulated net realized gains from investment securities of affiliated issuers and futures contracts	19,724,491
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	22,913,434
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,496,491

Net Assets	$478,226,227

Net Assets:
Class I Shares	$824,776
Class II Shares	477,401,451

Total	$478,226,227

12

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Investor Destinations Managed Growth & Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	70,902
Class II Shares	41,061,148

Total	41,132,050

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.63
Class II Shares	$11.63

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$8,171,846
Interest income from affiliated issuers	1,659,882
Interest income from unaffiliated issuers	202,252
Other income	787

Total Income	10,034,767

EXPENSES:
Investment advisory fees	670,780
Fund administration fees	136,261
Distribution fees Class II Shares	1,116,144
Administrative servicing fees Class I Shares	1,090
Administrative servicing fees Class II Shares	669,690
Professional fees	31,243
Printing fees	14,591
Trustee fees	13,551
Custodian fees	16,143
Accounting and transfer agent fees	434
Compliance program costs (Note 3)	1,832
Other	6,840

Total expenses before earnings credit and expenses reimbursed	2,678,599

Earnings credit (Note 5)	(503)
Expenses reimbursed by adviser (Note 3)	(220,131)

Net Expenses	2,457,965

NET INVESTMENT INCOME	7,576,802

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	6,361,933
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	3,535,451
Expiration or closing of futures contracts (Note 2)	12,644,573

Net realized gains	22,541,957

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	26,802,167
Futures contracts (Note 2)	1,639,178

Net change in unrealized appreciation/depreciation	28,441,345

Net realized/unrealized gains	50,983,302

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$58,560,104

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth & Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$7,576,802	$6,919,474
Net realized gains	22,541,957	6,950,553
Net change in unrealized appreciation/depreciation	28,441,345	7,948,311

Change in net assets resulting from operations	58,560,104	21,818,338

Distributions to Shareholders From:
Net investment income:
Class I	(15,641)	(11,800)
Class II	(7,951,523)	(7,175,396)
Net realized gains:
Class I	(6,919)	–
Class II	(4,202,951)	–

Change in net assets from shareholder distributions	(12,177,034)	(7,187,196)

Change in net assets from capital transactions	17,356,285	42,732,106

Change in net assets	63,739,355	57,363,248

Net Assets:
Beginning of year	414,486,872	357,123,624

End of year	$478,226,227	$414,486,872

Accumulated undistributed net investment income at end of year	$512,175	$696,214

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$299,645	$240,141
Dividends reinvested	22,560	11,800
Cost of shares redeemed	(161,570)	(250,938)

Total Class I Shares	160,635	1,003

Class II Shares
Proceeds from shares issued	22,389,925	45,414,184
Dividends reinvested	12,154,474	7,175,396
Cost of shares redeemed	(17,348,749)	(9,858,477)

Total Class II Shares	17,195,650	42,731,103

Change in net assets from capital transactions	$17,356,285	$42,732,106

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth & Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	26,711	23,289
Reinvested	1,963	1,125
Redeemed	(14,220)	(24,310)

Total Class I Shares	14,454	104

Class II Shares
Issued	2,013,298	4,438,324
Reinvested	1,059,707	684,185
Redeemed	(1,551,905)	(952,202)

Total Class II Shares	1,521,100	4,170,307

Total change in shares	1,535,554	4,170,411

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Statement of Cash Flows

For the Year Ended December 31, 2017

NVIT Investor Destinations Managed Growth & Income Fund
INCREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$58,560,104
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities of affiliated issuers	(63,523,380)
Proceeds from disposition of investment securities of affiliated issuers	47,951,866
Reinvestment of dividend income from affiliated issuers	(8,171,846)
Reinvestment of interest income from affiliated issuers	(1,659,882)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(26,802,167)
Reinvestment of net realized gain distributions from affiliated underlying funds	(6,361,933)
Net realized gain from investment transactions with affiliated issuers	(3,535,451)
Decrease in deposits at broker for futures contracts	536,250
Increase in interest receivable	(11,796)
Increase in reimbursement from investment adviser	(1,255)
Increase in prepaid expenses	(28)
Decrease in payable for investments purchased	(221,179)
Increase in variation margin payable	109,022
Increase in investment advisory fees payable	8,132
Increase in fund administration fees payable	4,511
Increase in distribution fees payable	13,502
Increase in administrative servicing fees payable	7,759
Increase in accounting and transfer agent fees payable	19
Increase in trustee fees payable	75
Increase in custodian fees payable	324
Increase in compliance program costs payable	29
Decrease in professional fees payable	(676)
Decrease in printing fees payable	(534)
Decrease in other payables	(3,683)

Net cash used in operating activities	(3,102,217)

Cash flows provided by financing activities:
Proceeds from shares issued	22,977,009
Cost of shares redeemed	(17,507,329)

Net cash provided by financing activities	5,469,680

Net increase in cash	2,367,463

Cash:
Beginning of period	25,621,938

End of period	$27,989,401

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $12,177,034.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $16,193,661.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2017	$10.47	0.23	1.27	1.50	(0.23)	(0.11)	(0.34)	$11.63	14.30%		$824,776	0.30%	2.03%		0.35%	11.42%
Year Ended December 31, 2016	$10.08	0.19	0.41	0.60	(0.21)	–	(0.21)	$10.47	5.94%		$591,112	0.30%	1.88%		0.35%	11.31%
Year Ended December 31, 2015	$10.59	0.23	(0.56)	(0.33)	(0.18)	–	(0.18)	$10.08	(3.10%	)	$568,105	0.30%	2.21%		0.36%	20.68%
Period Ended December 31, 2014 (h)	$10.57	0.76	(0.54)	0.22	(0.17)	(0.03)	(0.20)	$10.59	2.06%		$309,134	0.30%	7.09%	(i)	0.38%	16.75%

Class II Shares
Year Ended December 31, 2017	$10.47	0.19	1.28	1.47	(0.20)	(0.11)	(0.31)	$11.63	14.03%		$477,401,451	0.55%	1.69%		0.60%	11.42%
Year Ended December 31, 2016	$10.08	0.18	0.40	0.58	(0.19)	–	(0.19)	$10.47	5.71%		$413,895,760	0.55%	1.79%		0.60%	11.31%
Year Ended December 31, 2015	$10.58	0.18	(0.52)	(0.34)	(0.16)	–	(0.16)	$10.08	(3.24%	)	$356,555,519	0.55%	1.68%		0.61%	20.68%
Year Ended December 31, 2014	$10.50	0.24	0.02	0.26	(0.15)	(0.03)	(0.18)	$10.58	2.46%		$268,187,269	0.55%	2.22%		0.64%	16.75%
Period Ended December 31, 2013 (j)	$10.00	0.34	0.36	0.70	(0.17)	(0.03)	(0.20)	$10.50	7.00%		$79,159,126	0.52%	4.87%		0.72%	1.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.
(j)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

19

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

20

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$11,036,134	$—	$—	$11,036,134
Futures Contracts	1,496,491	—	—	1,496,491
Investment Companies	374,858,384	—	—	374,858,384
Investment Contract	—	—	61,679,940	61,679,940
Total	$387,391,009	$—	$61,679,940	$449,070,949

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$53,015,561	$53,015,561
Purchases*	11,006,815	11,006,815
Sales	(2,342,436)	(2,342,436)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$61,679,940	$61,679,940

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*

NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the

21

Notes to Financial Statements (Continued)

December 31, 2017

Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

22

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).”

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

23

Notes to Financial Statements (Continued)

December 31, 2017

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$1,496,491
Total		$1,496,491

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$12,644,573
Total	$12,644,573

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$1,639,178
Total	$1,639,178

24

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$80,056,776

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers and Futures Contracts
$—	$206,323	$(206,323)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

25

Notes to Financial Statements (Continued)

December 31, 2017

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements was 0.10%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $24,406.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.15% for all share classes until April 30, 2018.

26

Notes to Financial Statements (Continued)

December 31, 2017

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$190,007	$210,436	$220,131	$620,574

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $136,261 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,832.

27

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $670,780.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $14,600 and securities sales of $29,475 which resulted in net realized gains of $213. All trades were executed at market value and with no commissions.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Ziegler Equity Income Fund, Class R6	1,159,602	24,331,953	2,924,123	11,034,617	1,160,259	360,189	17,741,907	588,276	1,326,255
NVIT International Index Fund, Class Y	5,691,406	55,471,063	4,901,289	12,813,751	247,664	11,384,360	59,190,625	1,637,363	—
NVIT Mid Cap Index Fund, Class Y	1,552,829	33,646,181	7,311,544	3,335,874	96,148	2,717,675	40,435,674	489,933	2,339,484
NVIT S&P 500 Index Fund, Class Y	4,737,287	71,916,191	8,972,640	9,725,404	2,185,754	9,837,582	83,186,763	1,472,245	2,036,266
NVIT Small Cap Index Fund, Class Y	988,603	13,331,448	1,467,474	2,522,229	(143,637)	1,321,828	13,454,884	150,475	495,898
Nationwide Core Plus Bond Fund, Class R6	3,446,671	30,126,585	6,236,723	1,338,536	(3,626)	203,832	35,224,978	1,035,998	4,245
NVIT Bond Index Fund, Class Y	9,896,285	84,811,230	21,704,090	3,848,286	4,317	546,897	103,218,248	2,312,100	151,181
NVIT Short Term Bond Fund, Class Y	2,179,504	18,821,453	4,446,402	836,584	(13,736)	(12,230)	22,405,305	439,806	—

28

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Risk-Based International Equity ETF	171,181	—	4,359,657	66,036	805	147,721	4,442,147	18,109	3,858
Nationwide Risk-Based U.S. Equity ETF	251,775	—	6,386,284	88,113	1,503	294,313	6,593,987	27,541	4,746
Nationwide Contract	$61,679,940	53,015,561	11,006,815	2,342,436	—	—	61,679,940	1,659,882	—
Total		385,471,665	79,717,041	47,951,866	3,535,451	26,802,167	447,574,458	9,831,728	6,361,933

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

29

Notes to Financial Statements (Continued)

December 31, 2017

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $79,717,041 and sales of $47,951,866 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,967,164	$4,209,870	$12,177,034	$—	$12,177,034

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

30

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,187,196	$—	$7,187,196	$—	$7,187,196

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$8,413,794	$16,212,895	$24,626,689	$—	$20,019,902	$44,646,591

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$426,566,380	$25,703,376	$(3,198,807)	$22,504,569

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Managed Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Managed Growth & Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

32

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 17.04%.

The Fund designates $4,209,870, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $1,615,639 or $0.0393 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $95,210 or $0.0023 per outstanding share.

33

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

34

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

35

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

36

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

38

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

39

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

40

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

41

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

42

Annual Report

December 31, 2017

NVIT Investor Destinations Managed

Growth Fund

AR-ID-MGR 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Investor Destinations Managed Growth Fund

For the annual period ended December 31, 2017, the NVIT Investor Destinations Managed Growth Fund (Class II) returned 16.96% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s performance relative to its benchmark during the reporting period was primarily influenced by a low-volatility regime mixed with an upward-trending market.

Consistent with the preservation of capital, the Fund seeks growth primarily and investment income secondarily. The Fund seeks to achieve its objective by investing 95% of its assets in a “Core Sleeve” consisting of the Fund’s underlying investments (which have a target allocation of 60% equity and 40% fixed income) and the remaining 5% in a “Volatility Overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, the S&P MidCap 400® Index, the Russell 2000® Index and the MSCI EAFE® Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The Volatility Overlay can increase the Fund’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500 Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000 Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400 Index, returned 16.24%). The MSCI EAFE Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% – 0.75% to 1.25% – 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within the Core Sleeve, all 11 of the Fund’s underlying investments held during the reporting period posted positive returns. The NVIT International Index Fund (Class Y) and the NVIT S&P 500 Index Fund (Class Y) returned 25.13% and 21.57%, respectively, and — given their relatively large allocations within the NVIT Investor Destinations Managed Growth Fund — were the largest contributors to returns for the period. The smallest contributors to returns for the period were the Nationwide Risk-Based International Equity ETF and the NVIT Short Term Bond Fund (Class Y), which returned 3.86% and 2.08%, respectively, during their respective holding periods; in addition to modest returns, both underlying investments had relatively small allocations. The Nationwide Risk-Based International Equity ETF was added as an underlying investment during the third quarter of 2017.

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index and the MSCI EAFE Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

4

Fund Commentary (cont.)	NVIT Investor Destinations Managed Growth Fund

Equity volatility, as measured by the proprietary algorithm, experienced historic low levels throughout 2017. Broad market volatility ranged between 7.1% and 13.7% (as measured by the S&P 500 Index). We began the year with normal levels of equity volatility and trended downward throughout the year with a mild spike in volatility in May 2017. The low-volatility regime mixed with an upward-trending market provided an opportunity for the algorithm to positively contribute to Fund performance by adding additional equity exposure via the Volatility Overlay. The Fund remained at its maximum allowable equity exposure for the majority of the time in 2017.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed Volatility Overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA;* and Andrew Urban, CFA*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Investor Destinations Managed Growth Fund

Asset Allocation†

Equity Funds	56.1%
Fixed Income Funds	27.8%
Investment Contract	9.2%
Futures Contracts	0.4%
Other assets in excess of liabilities††	6.5%
100.0%

Top Holdings†††

NVIT S&P 500 Index Fund, Class Y	24.6%
NVIT Bond Index Fund, Class Y	20.0%
NVIT International Index Fund, Class Y	16.2%
NVIT Mid Cap Index Fund, Class Y	10.0%
Nationwide Contract	9.8%
Nationwide Core Plus Bond Fund, Class R6	6.9%
NVIT Small Cap Index Fund, Class Y	4.0%
NVIT Short Term Bond Fund, Class Y	3.0%
Nationwide Ziegler Equity Income Fund, Class R6	3.0%
Nationwide Risk-Based U.S. Equity ETF	1.5%
Nationwide Risk-Based International Equity ETF	1.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Investor Destinations Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2017)

	1 Yr.	3 Yr.	Inception
Class I	17.23%	6.57%	5.78%	[2]
Class II	16.96%	6.31%	6.08%	[3]
Russell 3000® Index	21.13%	11.12%	13.80%	[3]
Blended Index	13.98%	6.92%	7.79%	[3]
CPI	2.11%	1.64%	1.26%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.57%	0.54%
Class II	0.82%	0.79%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Investor Destinations Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Managed Growth Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT Investor Destinations Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Investor Destinations Managed Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,083.00	1.63	0.31
	Hypothetical	(c)(d)	1,000.00	1,023.64	1.58	0.31
Class II Shares	Actual	(c)	1,000.00	1,081.50	2.94	0.56
	Hypothetical	(c)(d)	1,000.00	1,022.38	2.85	0.56

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Investor Destinations Managed Growth Fund

Investment Companies 81.7%

	Shares	Value

Equity Funds 53.9%
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,971,199	$30,159,338
NVIT International Index Fund, Class Y (a)	15,874,828	165,098,208
NVIT Mid Cap Index Fund, Class Y (a)	3,910,382	101,826,356
NVIT S&P 500 Index Fund, Class Y (a)	14,218,371	249,674,587
NVIT Small Cap Index Fund, Class Y (a)	2,987,461	40,659,347

Total Equity Funds (cost $514,956,023)		587,417,836

Fixed Income Funds 27.8%
Nationwide Core Plus Bond Fund, Class R6 (a)	6,835,376	69,857,541
NVIT Bond Index Fund, Class Y (a)	19,502,617	203,412,291
NVIT Short Term Bond Fund, Class Y (a)	2,963,682	30,466,648

Total Fixed Income Funds (cost $309,056,792)		303,736,480

Total Investment Companies (cost $824,012,815)		891,154,316

Exchange Traded Funds 2.2%
Equity Funds 2.2%
Nationwide Risk-Based International Equity ETF (a)	388,028	10,069,326
Nationwide Risk-Based U.S. Equity ETF (a)	570,594	14,943,857

Total Exchange Traded Funds (cost $24,018,815)		25,013,183

Investment Contract 9.2%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$99,855,669	99,855,669

Total Investment Contract (cost $99,855,669)		99,855,669

Total Investments (cost $947,887,299) — 93.1%		1,016,023,168

Other assets in excess of liabilities — 6.9%		74,804,614

NET ASSETS — 100.0%		$1,090,827,782

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

ETF	Exchange Traded Fund

10

Statement of Investments (Continued)

December 31, 2017

NVIT Investor Destinations Managed Growth Fund (Continued)

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	715	3/2018	USD	73,126,625	1,661,710
Russell 2000 E-Mini Index	236	3/2018	USD	18,130,700	280,708
S&P 500 E-Mini Index	932	3/2018	USD	124,701,600	1,972,848
S&P Midcap 400 E-Mini Index	232	3/2018	USD	44,135,680	605,863

					4,521,129

At December 31, 2017, the Fund has $9,741,820 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2017

NVIT Investor Destinations Managed Growth Fund
Assets:
Investment securities of affiliated issuers, at value (cost $947,887,299)	$1,016,023,168
Cash	66,531,567
Deposits with broker for futures contracts	9,741,820
Interest receivable	50,023
Receivable for capital shares issued	98,117
Reimbursement from investment adviser (Note 3)	28,321
Prepaid expenses	1,485

Total Assets	1,092,474,501

Liabilities:
Payable for investments purchased	211,767
Payable for capital shares redeemed	84
Payable for variation margin on futures contracts	877,104
Accrued expenses and other payables:
Investment advisory fees	137,631
Fund administration fees	26,509
Distribution fees	228,906
Administrative servicing fees	134,677
Accounting and transfer agent fees	118
Trustee fees	172
Custodian fees	5,445
Compliance program costs (Note 3)	1,028
Professional fees	14,074
Printing fees	6,525
Other	2,679

Total Liabilities	1,646,719

Net Assets	$1,090,827,782

Represented by:
Capital	$963,062,676
Accumulated undistributed net investment income	1,144,684
Accumulated net realized gains from investment securities of affiliated issuers and futures contracts	53,963,424
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	68,135,869
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	4,521,129

Net Assets	$1,090,827,782

Net Assets:
Class I Shares	$2,233,996
Class II Shares	1,088,593,786

Total	$1,090,827,782

12

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Investor Destinations Managed Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	185,842
Class II Shares	90,581,392

Total	90,767,234

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.02
Class II Shares	$12.02

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2017

NVIT Investor Destinations Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$18,841,437
Interest income from affiliated issuers	2,441,868
Interest income from unaffiliated issuers	445,329
Other income	2,134

Total Income	21,730,768

EXPENSES:
Investment advisory fees	1,477,772
Fund administration fees	251,349
Distribution fees Class II Shares	2,458,228
Administrative servicing fees Class I Shares	2,829
Administrative servicing fees Class II Shares	1,474,943
Professional fees	51,853
Printing fees	16,620
Trustee fees	29,876
Custodian fees	35,183
Accounting and transfer agent fees	688
Compliance program costs (Note 3)	4,059
Other	14,392

Total expenses before earnings credit and expenses reimbursed	5,817,792

Earnings credit (Note 5)	(1,165)
Expenses reimbursed by adviser (Note 3)	(303,453)

Net Expenses	5,513,174

NET INVESTMENT INCOME	16,217,594

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	15,717,913
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	8,536,832
Transactions in investment securities of unaffiliated issuers	825
Expiration or closing of futures contracts (Note 2)	36,324,037

Net realized gains	60,579,607

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	71,748,056
Futures contracts (Note 2)	4,923,847

Net change in unrealized appreciation/depreciation	76,671,903

Net realized/unrealized gains	137,251,510

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$153,469,104

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Managed Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$16,217,594	$14,178,021
Net realized gains	60,579,607	21,390,976
Net change in unrealized appreciation/depreciation	76,671,903	19,871,232

Change in net assets resulting from operations	153,469,104	55,440,229

Distributions to Shareholders From:
Net investment income:
Class I	(39,799)	(28,693)
Class II	(17,000,634)	(14,623,347)
Net realized gains:
Class I	(20,626)	–
Class II	(10,405,255)	–

Change in net assets from shareholder distributions	(27,466,314)	(14,652,040)

Change in net assets from capital transactions	76,511,638	138,472,296

Change in net assets	202,514,428	179,260,485

Net Assets:
Beginning of year	888,313,354	709,052,869

End of year	$1,090,827,782	$888,313,354

Accumulated undistributed net investment income at end of year	$1,144,684	$1,383,453

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$482,873	$759,596
Dividends reinvested	60,425	28,693
Cost of shares redeemed	(84,516)	(259,868)

Total Class I Shares	458,782	528,421

Class II Shares
Proceeds from shares issued	72,791,096	135,677,661
Dividends reinvested	27,405,889	14,623,347
Cost of shares redeemed	(24,144,129)	(12,357,133)

Total Class II Shares	76,052,856	137,943,875

Change in net assets from capital transactions	$76,511,638	$138,472,296

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Managed Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	42,404	72,632
Reinvested	5,112	2,709
Redeemed	(7,457)	(25,811)

Total Class I Shares	40,059	49,530

Class II Shares
Issued	6,374,117	13,228,662
Reinvested	2,323,589	1,381,521
Redeemed	(2,137,283)	(1,182,987)

Total Class II Shares	6,560,423	13,427,196

Total change in shares	6,600,482	13,476,726

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2017	$10.55	0.23	1.58	1.81	(0.22)	(0.12)	(0.34)	$12.02	17.23%		$2,233,996	0.31%	2.00%		0.34%	9.52%
Year Ended December 31, 2016	$10.03	0.29	0.44	0.73	(0.21)	–	(0.21)	$10.55	7.23%		$1,538,713	0.31%	2.81%		0.34%	8.34%
Year Ended December 31, 2015	$10.62	0.30	(0.69)	(0.39)	(0.20)	–	(0.20)	$10.03	(3.71%	)	$965,618	0.31%	2.82%		0.35%	16.13%
Period Ended December 31, 2014 (h)	$10.64	0.39	(0.23)	0.16	(0.15)	(0.03)	(0.18)	$10.62	1.55%		$203,443	0.31%	3.60%	(i)	0.36%	12.12%

Class II Shares
Year Ended December 31, 2017	$10.55	0.19	1.59	1.78	(0.19)	(0.12)	(0.31)	$12.02	16.96%		$1,088,593,786	0.56%	1.64%		0.59%	9.52%
Year Ended December 31, 2016	$10.03	0.18	0.52	0.70	(0.18)	–	(0.18)	$10.55	6.95%		$886,774,641	0.56%	1.77%		0.59%	8.34%
Year Ended December 31, 2015	$10.62	0.18	(0.60)	(0.42)	(0.17)	–	(0.17)	$10.03	(3.95%	)	$708,087,251	0.56%	1.71%		0.60%	16.13%
Year Ended December 31, 2014	$10.60	0.24	(0.06)	0.18	(0.13)	(0.03)	(0.16)	$10.62	1.73%		$490,981,828	0.56%	2.23%		0.61%	12.12%
Period Ended December 31, 2013 (j)	$10.00	0.38	0.39	0.77	(0.16)	(0.01)	(0.17)	$10.60	7.78%		$135,626,393	0.53%	5.54%		0.67%	0.77%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.
(j)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Investor Destinations Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, affiliated series of the Nationwide Mutual Funds (“NMF”) and affiliated series of the ETF Series Solutions (“ESS”) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Fund also invests in an unregistered fixed investment contract (the “Nationwide Contract”) issued by NLIC.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

18

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Fund currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If NLIC becomes unable to pay interest or repay principal under the contract, the Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. NLIC could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Fund a new fixed interest contract (or amend the existing contract). Neither the Fund, NFA, NLIC nor any of its affiliates guarantee the Fund’s performance or that the Fund will provide a certain level of income.

The Fund’s portfolio managers believe that the stable nature of the Nationwide Contract may reduce the Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper the Fund’s performance.

The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through December 31, 2017, the rate was 2.85%. Effective January 1, 2018, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

19

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$25,013,183	$—	$—	$25,013,183
Futures Contracts	4,521,129	—	—	4,521,129
Investment Companies	891,154,316	—	—	891,154,316
Investment Contract	—	—	99,855,669	99,855,669
Total	$920,688,628	$—	$99,855,669	$1,020,544,297

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Investment Contract	Total
Balance as of 12/31/2016	$64,504,630	$64,504,630
Purchases*	37,401,579	37,401,579
Sales	(2,050,540)	(2,050,540)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$99,855,669	$99,855,669

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Fund’s Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85 - 3.00%
		Redemption Feature	daily
		Non-Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of the Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Fund cannot assign or transfer its interest in the Nationwide Contract to any party. If the Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Fund or NLIC has the ability to terminate its investment in the Nationwide Contract at its discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

20

Notes to Financial Statements (Continued)

December 31, 2017

The following are the valuation policies of the affiliated Underlying Funds, excluding the affiliated Exchange Traded Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

21

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

For additional information about each affiliated Exchange Traded Fund’s valuation policies, please refer to the Fund’s most recent report as filed with the Securities and Exchange Commission (“SEC”).”

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

22

Notes to Financial Statements (Continued)

December 31, 2017

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/(depreciation) in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$4,521,129
Total		$4,521,129
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts Equity risk	$36,324,037
Total	$36,324,037

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Equity risk	$4,923,847
Total	$4,923,847

23

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$232,035,439

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers and Futures Contracts
$—	$584,070	$(584,070)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

24

Notes to Financial Statements (Continued)

December 31, 2017

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.15%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.15%, and after expense reimbursements was 0.12%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $53,967.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.16% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to

25

Notes to Financial Statements (Continued)

December 31, 2017

exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$231,521	$271,342	$303,453	$806,316

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $251,349 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $4,059.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

26

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,477,772.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $83,733 and securities sales of $14,602 which resulted in net realized gains of $133. All trades were executed at market value and with no commissions.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds as well as the Nationwide Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Contract during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 $	Purchases at Cost* $	Proceeds from Sales $	Net Realized Gains (Losses) $	Change in Unrealized Appreciation/ Depreciation $	Market Value December 31, 2017 $	Dividend/ Interest Income $	Capital Gain Distributions $
Nationwide Ziegler Equity Income Fund, Class R6	1,971,199	43,059,385	5,857,125	21,401,403	2,173,896	470,335	30,159,338	1,029,592	2,255,026
NVIT International Index Fund, Class Y	15,874,828	133,958,925	21,893,843	20,326,996	809,396	28,763,040	165,098,208	4,527,559	—
NVIT Mid Cap Index Fund, Class Y	3,910,382	80,422,235	20,936,910	6,402,320	244,748	6,624,783	101,826,356	1,225,992	5,753,210
NVIT S&P 500 Index Fund, Class Y	14,218,371	212,541,437	26,459,270	24,691,188	5,607,010	29,758,058	249,674,587	4,393,852	5,927,303
NVIT Small Cap Index Fund, Class Y	2,987,461	37,730,326	5,329,004	5,829,402	(304,853)	3,734,272	40,659,347	452,356	1,463,533
Nationwide Core Plus Bond Fund, Class R6	6,835,376	56,136,617	14,942,948	1,587,279	(5,770)	371,025	69,857,541	1,983,800	8,421
NVIT Bond Index Fund, Class Y	19,502,617	172,507,846	34,558,398	4,752,064	9,965	1,088,146	203,412,291	4,530,141	290,913
NVIT Short Term Bond Fund, Class Y	2,963,682	24,030,189	7,173,204	680,260	(513)	(55,972)	30,466,648	594,649	—
Nationwide Risk-Based International Equity ETF	388,028	—	9,805,551	69,683	818	332,640	10,069,326	41,062	8,747
Nationwide Risk-Based U.S. Equity ETF	570,594	—	14,378,941	98,948	2,135	661,729	14,943,857	62,434	10,760
Nationwide Contract	$99,855,669	64,504,630	37,401,579	2,050,540	—	—	99,855,669	2,441,868	—
Total		824,891,590	198,736,773	87,890,083	8,536,832	71,748,056	1,016,023,168	21,283,305	15,717,913

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

27

Notes to Financial Statements (Continued)

December 31, 2017

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent semiannual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.   Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $198,736,773 and sales of $87,890,083 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

28

Notes to Financial Statements (Continued)

December 31, 2017

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust, at www.nationwide.com/mutualfunds for series of NMF and at etf.nationwide.com for series of ESS. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,040,433	$10,425,881	$27,466,314	$—	$27,466,314

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

29

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,652,040	$—	$14,652,040	$—	$14,652,040

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$23,254,746	$43,012,672	$66,267,418	$—	$61,497,688	$127,765,106

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$952,937,214	$73,249,939	$(5,642,856)	$67,607,083

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Investor Destinations Managed Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Investor Destinations Managed Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, fixed contract issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 17.92%.

The Fund designates $10,425,881, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $4,467,488 or $0.0492 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $263,270 or $0.0029 per outstanding share.

32

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

33

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

34

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

35

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

36

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

38

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

39

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

40

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

41

Annual Report

December 31, 2017

BlackRock NVIT Managed Global Allocation Fund

AR-BR-MGA 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	BlackRock NVIT Managed Global Allocation Fund

For the annual period ended December 31, 2017, the BlackRock NVIT Managed Global Allocation Fund (Class II) returned 18.43% versus 24.09% for its benchmark, the FTSE World Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Flexible Portfolio Funds (consisting of 47 funds as of December 31, 2017) was 13.83% for the same time period.

The Fund consists of two parts: 95% of the Fund’s assets are invested in shares in the BlackRock Global Allocation V.I. Fund (“Core Sleeve”), and the remaining 5% of the Fund’s assets are invested in a “volatility overlay” sleeve that controls the Fund’s overall equity exposure (“Volatility Overlay”).

The investment objective of the Core Sleeve is to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500® Index, S&P MidCap 400® Index, Russell 2000® Index and MSCI EAFE® Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions. The Volatility Overlay can increase the Core Sleeve’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

Equity volatility, as measured by the proprietary algorithm, experienced historic low levels throughout 2017. Broad market volatility (based on the S&P 500 Index) ranged between 7.1% and 13.7%. We began the year with normal levels of equity volatility and trended downward throughout the year with a mild spike in volatility in May 2017. The low volatility regime mixed with an up-trending market provided an opportunity for the algorithm to positively contribute to Fund performance by gaining additional equity exposure via futures contracts in the Volatility Overlay. The Fund remained at its maximum allowable equity exposure for the majority of the time in 2017.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed Volatility Overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund invests primarily in one underlying fund, the BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, the Fund is nondiversified as to issuers. In addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying fund. The Fund, through its Core Sleeve, is subject to the risks of its underlying fund and, through its Volatility Overlay, the risks of investing in short-term fixed-income securities or holding cash. These risks include: stock market risk (stock markets are volatile); default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up);

4

Fund Commentary (cont.)	BlackRock NVIT Managed Global Allocation Fund

and cash position risk (the Fund may miss investment opportunities). The Fund or its underlying fund may invest in derivatives, including commodities (which create investment leverage and are highly volatile); foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets); high-yield bonds (which are more volatile); inflation-protected bonds (which typically have lower yields than conventional bonds); precious metal-related securities (which are highly volatile and subject to erratic price movements); and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Volatility Overlay may utilize short positions (which create investment leverage and can exaggerate a Fund’s losses). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, manages the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC (NWAM), the Fund’s subadviser, manages the Volatility Overlay. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	BlackRock NVIT Managed Global Allocation Fund

Asset Allocation†

Alternative Assets	92.9%
Money Market Fund	6.4%
Futures Contracts	0.4%
Other assets in excess of liabilities	0.3%
100.0%

Top Holdings††

BlackRock Global Allocation VI Fund, Class I	93.5%
JPMorgan U.S. Government Money Market Fund - Institutional Shares	6.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	BlackRock NVIT Managed Global Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	Inception[2]
Class II	18.43%	5.74%
FTSE World Index	24.09%	11.05%
Blended Index	15.75%	7.93%
CPI	2.11%	1.35%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 7, 2015.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	2.12%	1.19%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	BlackRock NVIT Managed Global Allocation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the BlackRock NVIT Managed Global Allocation Fund since inception through 12/31/17 versus performance of the FTSE World Index, the Blended Index*, and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Fund’s Blended Index comprises 36% S&P 500® Index; 24% FTSE World ex US Index; 24% ICE BofA Merrill Lynch Current 5-Year US Treasury Index; 16% Citigroup Non-US Dollar World Government Bond Index and 40% Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index.

8

Shareholder Expense Example	BlackRock NVIT Managed Global Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Managed Global Allocation Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class II Shares	Actual	(c)	1,000.00	1,075.50	2.72	0.52
	Hypothetical	(c)(d)	1,000.00	1,022.58	2.65	0.52

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

BlackRock NVIT Managed Global Allocation Fund

Investment Company 92.9%

	Shares	Value

Alternative Assets 92.9%
BlackRock Global Allocation VI Fund, Class I	11,710,954	$202,131,061

Total Investment Company (cost $184,758,508)		202,131,061

Short-Term Investment 6.4%
Money Market Fund 6.4%
JPMorgan U.S. Government Money Market Fund - Institutional Shares, 1.15% (a)	13,989,680	13,989,680

Total Short-Term Investment (cost $13,989,680)		13,989,680

Total Investments (cost $198,748,188) — 99.3%		216,120,741

Other assets in excess of liabilities — 0.7%		1,575,124

NET ASSETS — 100.0%		$217,695,865

(a)	Represents 7-day effective yield as of December 31, 2017.

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	227	3/2018	USD	23,216,425	529,511
Russell 2000 E-Mini Index	4	3/2018	USD	307,300	5,041
S&P 500 E-Mini Index	174	3/2018	USD	23,281,200	363,301
S&P Midcap 400 E-Mini Index	8	3/2018	USD	1,521,920	21,245

					919,098

At December 31, 2017, the Fund has $1,826,000 segregated as collateral with the broker for open futures contracts

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

BlackRock NVIT Managed Global Allocation Fund
Assets:
Investment securities, at value (cost $198,748,188)	$216,120,741
Cash	123
Deposits with broker for futures contracts	1,826,000
Dividends receivable	11,808
Receivable for capital shares issued	137,766

Total Assets	218,096,438

Liabilities:
Payable for investments purchased	130,754
Payable for capital shares redeemed	44
Payable for variation margin on futures contracts	101,183
Accrued expenses and other payables:
Investment advisory fees	27,918
Fund administration fees	10,353
Administrative servicing fees	48,145
Accounting and transfer agent fees	29
Trustee fees	36
Custodian fees	80
Compliance program costs (Note 3)	201
Professional fees	10,199
Printing fees	3,929
Recoupment fees (Note 3)	65,118
Other	2,584

Total Liabilities	400,573

Net Assets	$217,695,865

Represented by:
Capital	$189,991,208
Accumulated undistributed net investment income	2,153,049
Accumulated net realized gains from investment securities and futures contracts	7,259,957
Net unrealized appreciation/(depreciation) in investment securities	17,372,553
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	919,098

Net Assets	$217,695,865

Net Assets:
Class II Shares	$217,695,865

Total	$217,695,865

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	19,595,862

Total	19,595,862

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.11

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

BlackRock NVIT Managed Global Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,557,923
Interest income from unaffiliated issuers	279
Other income	123

Total Income	2,558,325

EXPENSES:
Investment advisory fees	1,329,574
Fund administration fees	66,786
Distribution fees Class II Shares	449,179
Administrative servicing fees Class II Shares	446,179
Professional fees	30,812
Printing fees	6,998
Trustee fees	5,487
Custodian fees	5,602
Accounting and transfer agent fees	159
Compliance program costs (Note 3)	754
Recoupment fees (Note 3)	65,118
Other	17,649

Total expenses before earnings credit and fees waived	2,424,297

Earnings credit (Note 4)	(327)
Distribution fees waived - Class II (Note 3)	(449,179)
Investment advisory fees waived (Note 3)	(1,060,065)

Net Expenses	914,726

NET INVESTMENT INCOME	1,643,599

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from unaffiliated Underlying Funds	1,995,042
Net realized gains (losses) from:
Transactions in investment securities	304,260
Expiration or closing of futures contracts (Note 2)	8,010,450

Net realized gains	10,309,752

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	16,437,138
Futures contracts (Note 2)	973,371

Net change in unrealized appreciation/depreciation	17,410,509

Net realized/unrealized gains	27,720,261

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$29,363,860

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	BlackRock NVIT Managed Global Allocation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,643,599	$1,213,676
Net realized gains/(losses)	10,309,752	(960,668)
Net change in unrealized appreciation/depreciation	17,410,509	4,038,847

Change in net assets resulting from operations	29,363,860	4,291,855

Distributions to Shareholders From:
Net investment income:
Class II	(2,390,236)	(1,140,260)
Net realized gains:
Class II	–	(1,473,927)

Change in net assets from shareholder distributions	(2,390,236)	(2,614,187)

Change in net assets from capital transactions	51,407,922	83,132,752

Change in net assets	78,381,546	84,810,420

Net Assets:
Beginning of year	139,314,319	54,503,899

End of year	$217,695,865	$139,314,319

Accumulated undistributed net investment income at end of year	$2,153,049	$904,644

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$57,270,670	$86,681,643
Dividends reinvested	2,390,236	2,614,187
Cost of shares redeemed	(8,252,984)	(6,163,078)

Total Class II Shares	51,407,922	83,132,752

Change in net assets from capital transactions	$51,407,922	$83,132,752

SHARE TRANSACTIONS:
Class II Shares
Issued	5,486,267	9,270,369
Reinvested	218,218	278,365
Redeemed	(786,593)	(658,083)

Total Class II Shares	4,917,892	8,890,651

Total change in shares	4,917,892	8,890,651

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Managed Global Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)
Class II Shares
Year Ended December 31, 2017	$9.49	0.10	1.65	1.75	(0.13)	—	(0.13)	$11.11	18.43%		$217,695,865	0.51%	0.91%		1.35%	4.48%
Year Ended December 31, 2016	$9.42	0.11	0.17	0.28	(0.09)	(0.12)	(0.21)	$9.49	2.98%		$139,314,319	0.49%	1.22%		1.41%	7.66%
Period Ended December 31, 2015 (g)	$10.00	0.13	(0.71)	(0.58)	—	—	—	$9.42	(5.80%	)	$54,503,899	0.49%	1.41%	(h)	1.77%	0.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015. Total return is calculated based on inception date of July 7, 2015 through December 31, 2015.
(h)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Managed Global Allocation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other unaffiliated mutual funds (each, an “Underlying Fund,” or collectively, “Underlying Funds”) representing a variety of asset classes, and may have additional investment and concentration risks. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund currently offers Class II shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the unaffiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report which can be found at www.blackrock.com.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

16

Notes to Financial Statements (Continued)

December 31, 2017

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts “ and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$919,098
Total		$919,098
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$8,010,450
Total	$8,010,450

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$973,371
Total	$973,371

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$46,563,598
Average Notional Balance Short	$33,167

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the

17

Notes to Financial Statements (Continued)

December 31, 2017

Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses) from Investment Transactions
$—	$1,995,042	$(1,995,042)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

18

Notes to Financial Statements (Continued)

December 31, 2017

authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.74%

The Trust and NFA have entered into a written contract waiving 0.59% of investment advisory fees of the Fund until the earlier of April 30, 2018 or the Fund ceases to operate as a “fund-of-funds”. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $1,060,065, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.74% and after contractual fee waivers was 0.15%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $42,000.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, including acquired fund fees and expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.19% for Class II shares until May 1, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

19

Notes to Financial Statements (Continued)

December 31, 2017

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount(a)	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$55,393	$83,350	$—	$138,743

Amount designated as “—” is zero or has been rounded to zero.

(a)	For the period from July 8, 2015 (commencement of operations) through December 31, 2015.

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2017, the Fund reimbursed NFA in the amount of $65,118.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $66,786 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $754.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.25% of these fees for Class II shares of the Fund until at least April 30, 2018. During the

20

Notes to Financial Statements (Continued)

December 31, 2017

year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $449,179 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% for Class II shares, for a total amount of $446,179.

4.  Line of Credit, Interfund Lending, and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s sub adviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

21

Notes to Financial Statements (Continued)

December 31, 2017

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $59,488,393 and sales of $7,578,004 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

6.  Portfolio Investment Risks from Underlying Funds

The Fund concentrates its investments primarily in a single underlying fund. Therefore, the Fund has the same principal risks as the Underlying Fund. Information about the Underlying Fund’s risks may be found in such Underlying Fund’s annual or semiannual report to shareholders which can be found at www.blackrock.com. The relative concentration in the Underlying Fund also may affect the direct performance of the Fund, positively or negatively, and may have a greater risk of loss.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the JPMorgan U.S. Government Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the JPMorgan U.S. Government Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of JPMorgan U.S. Government Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

22

Notes to Financial Statements (Continued)

December 31, 2017

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,390,236	$—	$2,390,236	$—	$2,390,236

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,140,838	$1,473,349	$2,614,187	$—	$2,614,187

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,511,121	$5,528,241	$11,039,362	$—	$16,665,295	$27,704,657

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$200,374,544	$16,665,295	$—	$16,665,295

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized of $455,632 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of BlackRock NVIT Managed Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of BlackRock NVIT Managed Global Allocation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 26.96%.

25

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

26

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

28

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

30

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

31

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

32

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

33

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

34

Annual Report

December 31, 2017

BlackRock NVIT Equity Dividend Fund

(formerly, Invesco NVIT Comstock Value Fund)

AR-BR-EQD 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

For the annual period ended December 31, 2017, the BlackRock NVIT Equity Dividend Fund (Class I) returned 18.00% versus 13.66% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Equity Income Funds (consisting of 37 funds as of December 31, 2017) was 16.15% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund generated relative outperformance in nine out of eleven GICS sectors during the reporting period. The largest contributor to relative performance was a combination of stock selection and allocation decisions in the Health Care sector. Notably, stock selection and an overweight to the health care providers and services industry as well as stock selection in pharmaceuticals added to relative performance. We believe that managed care and pharmaceutical companies in Health Care offer quality and stability, along with solid earnings and dividend growth prospects. Relative to Consumer Staples, another defensive sector, we believe the Health Care space offers investors healthier balance sheets, cheaper valuations, and stronger revenue and dividend growth potential. In Energy, the Fund’s underweight to the U.S. integrated oil and gas operators and the Fund’s overweight to these operators’ non-U.S. domiciled peers proved to be beneficial within the oil, gas and consumable fuels industry. Further, the Fund’s underweight to the energy equipment and services industry also boosted relative results. From an investment standpoint, we favor oil-weighted companies over those levered to natural gas. In the context of crude oil, during 2017 we sought to identify stocks that we viewed as having attractive valuations at $55/barrel oil prices, but that also have the resiliency to weather less-favorable oil price environments. In our view, companies that fit this mold typically meet our quality hurdles from a balance sheet and management perspective. Lastly, a combination of stock selection and an underweight to Telecommunication Services contributed to relative performance, as did an underweight to the Real Estate sector. At the stock level, top contributors included overweight positions in Aetna Inc., Samsung Electronics and Anthem Inc. (All three positions remain in the Fund.) With regard to Aetna Inc. and Anthem Inc., two health maintenance organizations, new membership growth, consolidation, and continued downward pressures on cost-trend resulted in accelerated earnings growth and incremental multiple expansions during the year. With regard to Samsung, the company’s strong performance during 2017 was driven largely by robust sales of memory chips.

The largest detractor from relative performance was the Fund’s cash position, which averaged 4.8% during the reporting period. In Utilities, a combination of stock selection and an underweight to the electric utilities industry negatively affected relative returns. The Fund’s underweight positioning in the Utilities sector was predicated on our view that valuations are unattractive at current levels; however, we have found select pockets of opportunity, mainly among U.S.-regulated utilities. Within financials, stock selection in the insurance industry and an underweight to the diversified financial services industry dragged on relative performance. In insurance, the primary source of underperformance was the Fund’s overweight positioning in American International Group Inc. (AIG). Despite mixed earnings results in 2017, we hold conviction in the new management team’s ability to improve the company’s returns on equity; we view the stock as offering an attractive risk reward at its currently discounted valuation versus peers. Within consumer staples, stock selection in food & staples retailing also was a notable detractor during the period, mostly due to mounting competitive pressures. At the stock level, top detractors from relative performance included overweight postions in PG&E Corp. (purchased in February 2017) and The Kroger Co. (held throughout the whole first quarter), and an underweight position in Intel Corp. (sold in March 2017). Sentiment toward PG&E reversed in August, and the stock continued to underperform through the end of the year as investors viewed

4

Fund Commentary (cont.)	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

the firm’s potential liability arising from fires in California as a headline risk. Kroger, subject to the competitive pressures mentioned above, underperformed in the first half of 2017 due to concerns around pricing pressure and potential structural decline in U.S. grocery margins. Intel, which we sold in 2016 due to concerns regarding the company’s high inventory levels, displayed strong performance in the second half of the year on the back of sustained demand for semiconductor chips.

The average cash position held in the Fund for the trailing three years ended December 31, 2017, was 4.0%. In 2017, we held incrementally more cash in the portfolio for two reasons. First, the Federal Reserve was expected to begin quantitative tightening (i.e., shrinking the Fed balance sheet by permitting bonds to mature and not buying new ones). Quantitative tightening was a new concept for financial markets, as there was no historical precedent, and we had expected this process to result in a potential rise in U.S. equity market volatility. In such a scenario, it was our preference to hold additional cash to deploy opportunistically. Second, the higher cash levels served as a mechanism to lower the portfolio’s beta (measure of volatility) relative to the Russell 1000 Value Index. Derivatives were not used in the portfolio during the reporting period.

For the one-year period ended December 31, 2017, U.S. equities returned 21.83% as represented by the S&P 500® Index (S&P 500). From a style perspective, growth significantly outperformed value as the Russell 1000® Growth Index returned 30.21% and the Russell 1000 Value Index returned 13.66%, respectively.

U.S. economic fundamentals remained broadly positive in 2017. This steady theme, combined with stronger corporate earnings results, propelled U.S. stocks higher and eased investor concerns related to rising interest rates and the reduction of the Federal Reserve’s bond buying program. The S&P 500 concluded 2017 with its ninth straight year of positive returns, and for the first time in its history delivered gains in each month of the year. In our view, this is a near-perfect outcome for U.S. stocks.

Our investment outlook for 2018, which is based on an amalgamation of our company-specific research, aligns closely with the observations we have expressed over the past year. First, we believe the opportunity for investors lies in the persistence of today’s positive economic backdrop being a catalyst for additional corporate earnings growth. The recently passed tax reform legislation helps in this regard, and the prospect for reduced regulation is a potentially underappreciated tailwind as well. Second, we believe more moderate return expectations are prudent, given elevated U.S. equity market valuations. Additional multiple expansion is unlikely, in our view, and by deduction the pressure on companies to demonstrate meaningful earnings growth is high. Third, although our base case is for a continuation of the current U.S. economic expansion, there are also several key risks to our investment outlook. These include the overall duration of the current business cycle, an end to the Fed’s easy money policies, a flattening yield curve, a sharper-than-expected pick-up in inflation and geopolitics. We will continue to monitor these risks in the months ahead.

“Price is what you pay. Value is what you get.” This often-quoted statement by Warren Buffet emphasizes that price is both the starting point for all investment decisions, along with business quality, and an essential determinant of long-term investor returns. Quite simply, no investment is entitled to generating a high return irrespective of its purchase price. We believe this fact is an especially important reminder to investors in the midst of a strong multi-year period of returns. In constructing the portfolio, we continue to lean on the core tenants of our investment philosophy: Disciplined application of value investment principles, an emphasis on owning quality and sustainable businesses, dividend growth, and a long-term investment horizon. We believe attractively priced, dividend-growth stocks with sound balance sheets are particularly well positioned for today’s environment. Many of these companies still offer competitive yields relative to 10-year and 30-year U.S. Treasuries and offer the potential for future capital appreciation and income growth.

5

Fund Commentary	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

The Fund’s largest exposures are in the financials, health care, and energy sectors. During the reporting period, notable portfolio changes included increasing the Fund’s allocation to the health care and telecommunication services sectors and reducing the Fund’s exposure to the industrials, consumer discretionary and information technology sectors. As always, the strategy continues to emphasize investment in quality dividend-paying companies with consideration toward balancing capital appreciation and current income over time.

Subadviser:

BlackRock Investment Management, Inc.

Portfolio Managers:

David Cassese, CFA; Tony DeSpirito; Franco Tapia* and David Zhao*

On January 10, 2017, the Fund was renamed BlackRock NVIT Equity Dividend Fund. On that date, BlackRock Investment Management, LLC (BlackRock) replaced Invesco Advisers, Inc. as subadviser to the Fund.

*Franco Tapia and David Zhao became portfolio managers for the Fund on August 31, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates), derivatives (which create investment leverage and are highly volatile) and real estate investment trusts (REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

Asset Allocation†

Common Stocks	95.2%
Short-Term Investment	2.6%
Repurchase Agreement	1.3%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries††

Banks	18.0%
Oil, Gas & Consumable Fuels	10.9%
Pharmaceuticals	8.0%
Health Care Providers & Services	7.2%
Insurance	5.7%
Software	5.6%
Capital Markets	4.0%
Electric Utilities	3.9%
Industrial Conglomerates	3.1%
Health Care Equipment & Supplies	3.1%
Other Industries*	30.5%
100.0%

Top Holdings††

JPMorgan Chase & Co.	4.1%
Bank of America Corp.	4.0%
Pfizer, Inc.	3.7%
Citigroup, Inc.	3.7%
Wells Fargo & Co.	3.2%
Oracle Corp.	2.9%
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class	2.6%
Anthem, Inc.	2.4%
Royal Dutch Shell plc, Class A, ADR	2.3%
Microsoft Corp.	2.2%
Other Holdings*	68.9%
100.0%

7

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	18.00%	14.05%	7.67%
Class II	17.69%	13.77%	7.39%
Class IV	17.99%	14.06%	7.68%
Russell 1000® Value Index	13.66%	14.04%	7.10%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.92%	0.80%
Class II	1.17%	1.05%
Class IV	0.92%	0.80%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses.The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

8

Fund Performance (cont.)	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund) versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund) December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,096.90	4.23	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80
Class II Shares	Actual	(b)	1,000.00	1,095.40	5.55	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.91	5.35	1.05
Class IV Shares	Actual	(b)	1,000.00	1,096.90	4.23	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2017

BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

Common Stocks 95.2%

	Shares	Value

Aerospace & Defense 2.1%
Lockheed Martin Corp.	6,858	$2,201,761
Northrop Grumman Corp.	12,026	3,690,900

		5,892,661

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	7,589	904,229

Banks 17.9%
Bank of America Corp.	378,963	11,186,988
Citigroup, Inc.	136,505	10,157,337
JPMorgan Chase & Co.	105,614	11,294,361
KeyCorp	78,678	1,586,935
Regions Financial Corp.	16,150	279,072
SunTrust Banks, Inc.	44,292	2,860,820
US Bancorp	70,492	3,776,962
Wells Fargo & Co.	143,795	8,724,043

		49,866,518

Beverages 2.4%
Diageo plc	101,404	3,711,216
Dr Pepper Snapple Group, Inc.	30,020	2,913,741

		6,624,957

Capital Markets 4.0%
Charles Schwab Corp. (The)	29,750	1,528,258
Goldman Sachs Group, Inc. (The)	14,363	3,659,118
Invesco Ltd.	24,062	879,225
Morgan Stanley	94,752	4,971,637

		11,038,238

Chemicals 2.1%
DowDuPont, Inc.	71,281	5,076,633
Praxair, Inc.	5,556	859,402

		5,936,035

Communications Equipment 0.7%
Motorola Solutions, Inc.	22,549	2,037,077

Construction Materials 0.5%
CRH plc	41,080	1,472,330

Containers & Packaging 0.4%
International Paper Co.	17,551	1,016,905

Diversified Telecommunication Services 2.3%
BCE, Inc.	16,444	789,476
Verizon Communications, Inc.	107,747	5,703,049

		6,492,525

Electric Utilities 3.9%
Edison International	10,140	641,253
Exelon Corp.	30,428	1,199,167
FirstEnergy Corp.	94,729	2,900,602
NextEra Energy, Inc.	18,077	2,823,447
PG&E Corp.	71,120	3,188,310

		10,752,779

Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	14,720	1,022,893

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 0.4%
Halliburton Co.	23,530	$1,149,911

Food & Staples Retailing 0.8%
Kroger Co. (The)	84,407	2,316,972

Food Products 1.2%
General Mills, Inc.	28,570	1,693,915
Kellogg Co. (a)	24,310	1,652,594

		3,346,509

Health Care Equipment & Supplies 3.0%
Koninklijke Philips NV	105,450	3,989,324
Medtronic plc	42,570	3,437,528
Smith & Nephew plc	58,492	1,012,109

		8,438,961

Health Care Providers & Services 7.1%
Aetna, Inc.	29,749	5,366,422
Anthem, Inc.	29,188	6,567,592
Cardinal Health, Inc.	22,880	1,401,858
McKesson Corp.	16,371	2,553,057
Quest Diagnostics, Inc.	14,289	1,407,324
UnitedHealth Group, Inc.	11,590	2,555,131

		19,851,384

Household Products 0.9%
Procter & Gamble Co. (The)	27,687	2,543,882

Industrial Conglomerates 3.1%
3M Co. (a)	7,118	1,675,364
General Electric Co.	174,750	3,049,387
Honeywell International, Inc.	25,089	3,847,649

		8,572,400

Insurance 5.6%
American International Group, Inc.	93,011	5,541,596
Brighthouse Financial, Inc. *	5,991	351,312
Marsh & McLennan Cos., Inc.	25,191	2,050,296
MetLife, Inc.	79,493	4,019,166
Prudential Financial, Inc.	9,431	1,084,376
Travelers Cos., Inc. (The)	19,563	2,653,525

		15,700,271

Leisure Products 0.5%
Mattel, Inc. (a)	84,964	1,306,746

Machinery 0.4%
Pentair plc	16,670	1,177,235

Media 2.2%
Comcast Corp., Class A	112,722	4,514,516
Interpublic Group of Cos., Inc. (The)	41,300	832,608
Publicis Groupe SA	12,547	852,401

		6,199,525

Multiline Retail 0.5%
Dollar General Corp.	15,579	1,449,003

Multi-Utilities 1.1%
Public Service Enterprise Group, Inc.	60,368	3,108,952

11

Statement of Investments (Continued)

December 31, 2017

BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund) (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 10.8%
Chevron Corp.	40,289	$5,043,780
Enbridge, Inc.	25,224	986,511
Hess Corp.	55,297	2,624,949
Marathon Oil Corp.	137,500	2,327,875
Marathon Petroleum Corp.	29,815	1,967,194
Pioneer Natural Resources Co.	6,750	1,166,737
Royal Dutch Shell plc, Class A, ADR-NL	97,070	6,475,540
Suncor Energy, Inc.	150,681	5,533,006
TOTAL SA, ADR-FR (a)	75,386	4,167,338

		30,292,930

Personal Products 0.7%
Unilever NV, NYRS-UK	36,553	2,058,665

Pharmaceuticals 8.0%
AstraZeneca plc	75,100	5,153,585
Merck & Co., Inc.	80,395	4,523,827
Novo Nordisk A/S, ADR-DK	43,780	2,349,672
Pfizer, Inc.	282,708	10,239,684

		22,266,768

Professional Services 1.3%
Equifax, Inc.	3,270	385,598
Experian plc	63,944	1,405,311
Nielsen Holdings plc	46,772	1,702,501

		3,493,410

Road & Rail 0.6%
Union Pacific Corp.	12,720	1,705,752

Semiconductors & Semiconductor Equipment 1.5%
QUALCOMM, Inc.	45,348	2,903,179
Taiwan Semiconductor Manufacturing Co. Ltd., ADR-TW	35,517	1,408,249

		4,311,428

Software 5.6%
Constellation Software, Inc.	2,231	1,352,479
Microsoft Corp.	72,287	6,183,430
Oracle Corp.	169,496	8,013,771

		15,549,680

Specialty Retail 0.6%
Lowe’s Cos., Inc.	16,760	1,557,674

Technology Hardware, Storage & Peripherals 0.9%
Lenovo Group Ltd.	1,748,000	986,574
Samsung Electronics Co. Ltd., GDR-KR (b)	1,199	1,434,856

		2,421,430

Tobacco 1.0%
Altria Group, Inc.	26,256	1,874,941
Philip Morris International, Inc.	9,221	974,199

		2,849,140

Wireless Telecommunication Services 0.4%
SK Telecom Co. Ltd., ADR-KR	43,414	1,211,685

Total Common Stocks (cost $218,101,514)		265,937,460

Short-Term Investment 2.6%

	Shares	Value

Money Market Fund 2.6%
Fidelity Investments Money Market Prime Money Market Portfolio—Institutional Class, 1.45% (c)	7,257,712	$7,259,889

Total Short-Term Investment (cost $7,260,256)		7,259,889

Repurchase Agreement 1.3%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $3,673,832, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $3,746,717. (d)(e)	$3,673,252	3,673,252

Total Repurchase Agreement (cost $3,673,252)		3,673,252

Total Investments (cost $229,035,022) — 99.1%		276,870,601

Other assets in excess of liabilities — 0.9%		2,412,867

NET ASSETS — 100.0%		$279,283,468

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $6,156,493, which was collateralized by cash used to purchase repurchase agreements with a total value of $3,673,252 and by $2,633,355 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00%—5.00%, and maturity dates ranging from 1/31/2018—8/15/2046, a total value of $ 6,306,607.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $1,434,856 which represents 0.51% of net assets.

(c)	Represents 7-day effective yield as of December 31, 2017.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $3,673,252.

(e)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

12

Statement of Investments (Continued)

December 31, 2017

BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund) (Continued)

ADR	American Depositary Receipt
DK	Denmark
FR	France
GDR	Global Depositary Receipt
KR	South Korea
NL	Netherlands
NYRS	New York Registry Shares
TW	Taiwan
UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2017

BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)
Assets:
Investment securities, at value* (cost $225,361,770)	$273,197,349
Repurchase agreement, at value (cost $3,673,252)	3,673,252
Cash	6,001,181
Foreign currencies, at value (cost $1,114)	1,120
Interest and dividends receivable	281,949
Security lending income receivable	3,580
Receivable for investments sold	32,884
Receivable for capital shares issued	129,891
Reclaims receivable	24,095
Reimbursement from investment adviser (Note 3)	22,159
Prepaid expenses	360

Total Assets	283,367,820

Liabilities:
Payable for investments purchased	82,106
Payable for capital shares redeemed	33,865
Payable upon return of securities loaned (Note 2)	3,673,252
Accrued expenses and other payables:
Investment advisory fees	155,184
Fund administration fees	18,415
Distribution fees	43,975
Administrative servicing fees	38,761
Accounting and transfer agent fees	37
Trustee fees	46
Custodian fees	1,248
Compliance program costs (Note 3)	256
Professional fees	23,625
Printing fees	11,158
Other	2,424

Total Liabilities	4,084,352

Net Assets	$279,283,468

Represented by:
Capital	$201,804,708
Accumulated undistributed net investment income	779,583
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	28,865,683
Net unrealized appreciation/(depreciation) in investment securities	47,835,579
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,085)

Net Assets	$279,283,468

14

Statement of Assets and Liabilities (Continued)

December 31, 2017

BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)
Net Assets:
Class I Shares	$48,947,247
Class II Shares	210,778,550
Class IV Shares	19,557,671

Total	$279,283,468

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,434,842
Class II Shares	10,552,681
Class IV Shares	972,545

Total	13,960,068

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$20.10
Class II Shares	$19.97
Class IV Shares	$20.11

*	Includes value of securities on loan of $6,156,493 (Note 2).

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2017

BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)
INVESTMENT INCOME:
Dividend income	$5,850,969
Interest income	63,460
Income from securities lending (Note 2)	25,517
Foreign tax withholding	(57,557)

Total Income	5,882,389

EXPENSES:
Investment advisory fees	1,606,940
Fund administration fees	131,386
Distribution fees Class II Shares	435,608
Administrative servicing fees Class I Shares	70,149
Administrative servicing fees Class II Shares	258,366
Administrative servicing fees Class IV Shares	28,097
Professional fees	66,752
Printing fees	49,944
Trustee fees	7,231
Custodian fees	8,889
Accounting and transfer agent fees	1,349
Compliance program costs (Note 3)	998
Other	4,661

Total expenses before expenses reimbursed	2,670,370

Expenses reimbursed by adviser (Note 3)	(311,849)

Net Expenses	2,358,521

NET INVESTMENT INCOME	3,523,868

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	37,906,081
Settlement of forward foreign currency contracts (Note 2)	500,274
Foreign currency transactions (Note 2)	(948)

Net realized gains	38,405,407

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(1,731,282)
Forward foreign currency contracts (Note 2)	(362,602)
Translation of assets and liabilities denominated in foreign currencies	2,915

Net change in unrealized appreciation/depreciation	(2,090,969)

Net realized/unrealized gains	36,314,438

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$39,838,306

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$3,523,868	$4,129,123
Net realized gains	38,405,407	12,265,988
Net change in unrealized appreciation/depreciation	(2,090,969)	18,545,683

Change in net assets resulting from operations	39,838,306	34,940,794

Distributions to Shareholders From:
Net investment income:
Class I	(1,436,119)	(1,155,407)
Class II	(5,432,253)	(3,365,176)
Class IV	(576,887)	(452,613)

Change in net assets from shareholder distributions	(7,445,259)	(4,973,196)

Change in net assets from capital transactions	17,872,442	(26,804,902)

Change in net assets	50,265,489	3,162,696

Net Assets:
Beginning of year	229,017,979	225,855,283

End of year	$279,283,468	$229,017,979

Accumulated undistributed net investment income at end of year	$779,583	$4,426,184

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,183,985	$3,030,172
Dividends reinvested	1,436,119	1,155,407
Cost of shares redeemed	(7,961,223)	(9,831,371)

Total Class I Shares	(3,341,119)	(5,645,792)

Class II Shares
Proceeds from shares issued	34,864,953	4,698,088
Dividends reinvested	5,432,253	3,365,176
Cost of shares redeemed	(18,028,387)	(27,725,963)

Total Class II Shares	22,268,819	(19,662,699)

Class IV Shares
Proceeds from shares issued	646,175	441,727
Dividends reinvested	576,887	452,613
Cost of shares redeemed	(2,278,320)	(2,390,751)

Total Class IV Shares	(1,055,258)	(1,496,411)

Change in net assets from capital transactions	$17,872,442	$(26,804,902)

17

Statements of Changes in Net Assets

	BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	166,124	192,543
Reinvested	74,801	72,391
Redeemed	(422,536)	(632,269)

Total Class I Shares	(181,611)	(367,335)

Class II Shares
Issued	1,825,647	313,253
Reinvested	285,579	214,521
Redeemed	(999,321)	(1,809,730)

Total Class II Shares	1,111,905	(1,281,956)

Class IV Shares
Issued	34,110	27,513
Reinvested	30,041	28,334
Redeemed	(120,374)	(153,936)

Total Class IV Shares	(56,223)	(98,089)

Total change in shares	874,071	(1,747,380)

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$17.57	0.31	2.82	3.13	(0.60)	(0.60)	$20.10	18.00%		$48,947,247	0.80%	1.65%	0.93%	102.72%
Year Ended December 31, 2016	$15.31	0.33	2.36	2.69	(0.43)	(0.43)	$17.57	17.89%		$45,980,349	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.62	0.22	(1.27)	(1.05)	(0.26)	(0.26)	$15.31	(6.30%	)	$45,696,363	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.29)	(0.29)	$16.62	9.17%		$55,769,762	0.92%	1.53%	0.92%	20.21%
Year Ended December 31, 2013	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$53,342,206	0.93%	1.18%	0.93%	16.28%

Class II Shares
Year Ended December 31, 2017	$17.47	0.26	2.80	3.06	(0.56)	(0.56)	$19.97	17.69%		$210,778,550	1.05%	1.40%	1.18%	102.72%
Year Ended December 31, 2016	$15.19	0.29	2.34	2.63	(0.35)	(0.35)	$17.47	17.57%		$164,952,425	1.18%	1.86%	1.18%	17.26%
Year Ended December 31, 2015	$16.53	0.18	(1.26)	(1.08)	(0.26)	(0.26)	$15.19	(6.51%	)	$162,893,521	1.17%	1.11%	1.17%	16.59%
Year Ended December 31, 2014	$15.37	0.20	1.17	1.37	(0.21)	(0.21)	$16.53	8.93%		$180,829,787	1.17%	1.28%	1.17%	20.21%
Year Ended December 31, 2013	$11.36	0.13	3.88	4.01	–	–	$15.37	35.30%		$177,450,075	1.18%	0.94%	1.18%	16.28%

Class IV Shares
Year Ended December 31, 2017	$17.58	0.31	2.82	3.13	(0.60)	(0.60)	$20.11	17.99%		$19,557,671	0.80%	1.65%	0.93%	102.72%
Year Ended December 31, 2016	$15.32	0.33	2.37	2.70	(0.44)	(0.44)	$17.58	17.89%		$18,085,205	0.93%	2.11%	0.93%	17.26%
Year Ended December 31, 2015	$16.63	0.22	(1.27)	(1.05)	(0.26)	(0.26)	$15.32	(6.29%	)	$17,265,399	0.92%	1.36%	0.92%	16.59%
Year Ended December 31, 2014	$15.49	0.25	1.17	1.42	(0.28)	(0.28)	$16.63	9.21%		$20,769,433	0.92%	1.54%	0.92%	20.21%
Year Ended December 31, 2013	$11.42	0.16	3.91	4.07	–	–	$15.49	35.64%		$21,015,057	0.93%	1.20%	0.93%	16.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the BlackRock NVIT Equity Dividend Fund, (formerly, Invesco NVIT Comstock Value Fund) (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company and Nationwide Life (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

20

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to

21

Notes to Financial Statements (Continued)

December 31, 2017

establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,892,661	$—	$—	$5,892,661
Air Freight & Logistics	904,229	—	—	904,229
Banks	49,866,518	—	—	49,866,518
Beverages	2,913,741	3,711,216	—	6,624,957
Capital Markets	11,038,238	—	—	11,038,238
Chemicals	5,936,035	—	—	5,936,035
Communications Equipment	2,037,077	—	—	2,037,077
Construction Materials	–	1,472,330	—	1,472,330
Containers & Packaging	1,016,905	—	—	1,016,905
Diversified Telecommunication Services	6,492,525	—	—	6,492,525
Electric Utilities	10,752,779	—	—	10,752,779
Electronic Equipment, Instruments & Components	1,022,893	—	—	1,022,893
Energy Equipment & Services	1,149,911	—	—	1,149,911
Food & Staples Retailing	2,316,972	—	—	2,316,972
Food Products	3,346,509	—	—	3,346,509
Health Care Equipment & Supplies	3,437,528	5,001,433	—	8,438,961
Health Care Providers & Services	19,851,384	—	—	19,851,384
Household Products	2,543,882	—	—	2,543,882
Industrial Conglomerates	8,572,400	—	—	8,572,400
Insurance	15,700,271	—	—	15,700,271
Leisure Products	1,306,746	—	—	1,306,746
Machinery	1,177,235	—	—	1,177,235
Media	5,347,124	852,401	—	6,199,525
Multiline Retail	1,449,003	—	—	1,449,003
Multi-Utilities	3,108,952	—	—	3,108,952
Oil, Gas & Consumable Fuels	30,292,930	—	—	30,292,930

22

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Personal Products	$2,058,665	$—	$—	$2,058,665
Pharmaceuticals	17,113,183	5,153,585	—	22,266,768
Professional Services	2,088,099	1,405,311	—	3,493,410
Road & Rail	1,705,752	—	—	1,705,752
Semiconductors & Semiconductor Equipment	4,311,428	—	—	4,311,428
Software	15,549,680	—	—	15,549,680
Specialty Retail	1,557,674	—	—	1,557,674
Technology Hardware, Storage & Peripherals	—	2,421,430	—	2,421,430
Tobacco	2,849,140	—	—	2,849,140
Wireless Telecommunication Services	1,211,685	—	—	1,211,685
Total Common Stocks	$245,919,754	$20,017,706	$—	$265,937,460
Repurchase Agreement	$—	$3,673,252	$—	$3,673,252
Short-Term Investment	7,259,889	—	—	7,259,889
Total	$253,179,643	$23,690,958	$—	$276,870,601

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with

23

Notes to Financial Statements (Continued)

December 31, 2017

planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time of the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

At December 31, 2017, the Fund had no open forward foreign currency contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$500,274
Total	$500,274

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(362,602)
Total	$(362,602)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$2,584
Average Settlement Value Sold	$1,589,888

24

Notes to Financial Statements (Continued)

December 31, 2017

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $3,673,252, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (a) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

25

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

At December 31, 2017, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$3,673,252	$—	$3,673,252	$(3,673,252)	$—
Total	$3,673,252	$—	$3,673,252	$(3,673,252)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded

26

Notes to Financial Statements (Continued)

December 31, 2017

on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to foreign currency gain/loss and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017, were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions
$—	$274,790	$(274,790)

Amount designated as “—” is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

27

Notes to Financial Statements (Continued)

December 31, 2017

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective January 10, 2017, BlackRock Investment Management, LLC was appointed as subadviser to the Fund. Effective January 10, 2017, Invesco Advisers, Inc. was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective January 10, 2017, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $100 million	0.70%
$100 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

Prior to January 10, 2017, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.67%, and after expense reimbursements was 0.54%.

28

Notes to Financial Statements (Continued)

December 31, 2017

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Effective January 10, 2017, the Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount (a)	Total
$N/A	$N/A	$311,849	$311,849
(a)	For the period from January 10, 2017 through December 31, 2017.

N/A — Not Applicable

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $131,386 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

29

Notes to Financial Statements (Continued)

December 31, 2017

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $998.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15%, 0.15%, 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $356,612.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the

30

Notes to Financial Statements (Continued)

December 31, 2017

Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $241,266,376 and sales of $236,282,345 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to

31

Notes to Financial Statements (Continued)

December 31, 2017

enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,445,259	$—	$7,445,259	$—	$7,445,259

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,973,196	$—	$4,973,196	$—	$4,973,196

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$779,583	$30,222,658	$31,002,241	$—	$46,476,519	$77,478,760

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

32

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$230,391,997	$51,632,800	$(5,154,196)	$46,478,604

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized of $7,027,108 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund) (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

34

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 96.38%.

Initial Approval of Subadvisory Agreement

At the December 7, 2017 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund) (the “Fund”), the termination of Invesco Advisers, Inc. (“Invesco”) as subadviser to the Fund and the appointment of BlackRock Investment Management, LLC (“BlackRock”) as subadviser to the Fund pursuant to a new Subadvisory Agreement (the “Subadvisory Agreement”). The appointment of BlackRock coincided with a change in the Fund’s investment strategy to a dividend-paying value equity strategy, and the change of the name of the Fund to its current name. The Trustees were provided with detailed materials relating to BlackRock in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Subadvisory Agreement.

In making the determination as to the appointment of BlackRock as the Fund’s subadviser upon the termination of Invesco, the Board took into account information provided to it as to BlackRock, including information relating to BlackRock’s investment strategy and process, and the experience of the investment personnel of BlackRock who would be managing the Fund. The Trustees considered information concerning the past performance record of BlackRock managing investment strategies comparable to the strategy it would use in managing the Fund’s assets, and the basis on which Nationwide Fund Advisors (“NFA”) determined to propose BlackRock to serve as subadviser to the Fund. The Board considered that the non-compensatory terms of the Subadvisory Agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers.

The Board considered the fee that would be payable to BlackRock under the Subadvisory Agreement. The Board noted that the fee rate and breakpoints of the Subadvisory Agreement differed from those under the subadvisory agreement with Invesco. The Board considered that NFA was proposing to change the advisory fee payable to it by the Fund, and that at no asset level would the effective advisory fee rate payable to NFA be any higher than it would under the current fee structure. The Board also considered that NFA proposed to implement an expense cap for the Fund that would reduce its advisory fee.

The Board considered NFA’s statement that, at current asset levels, the subadvisory fee would be lower than under the agreement with Invesco, but that any resulting savings to NFA would be offset by the amount of the new expense limitation. The Board also considered NFA’s statement that the combination of the new subadvisory fee rates and the changes to NFA’s advisory fee would cause NFA’s earnings (the difference between its advisory fee and subadvisory fees paid by it) to decline more as assets grow over time than under the arrangements previously in effect. The Board noted NFA’s statement that it anticipated that Lipper, Inc. would assign the Fund to its equity income category upon the appointment of BlackRock as the Fund’s subadviser.

The Board determined to defer any review of potential fallout benefits of the Subadvisory Agreement to BlackRock, if any, until BlackRock had served as subadviser for a reasonable period of time.

After discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees concluded that the nature, extent, and quality of the

35

Supplemental Information (Continued)

December 31, 2017 (Unaudited)

investment advisory services to be provided to the Fund by BlackRock appeared reasonable and appropriate; that the prospects for satisfactory investment performance of the Fund appeared reasonable; and that the fees to be paid to BlackRock appeared fair and reasonable in light of the information provided.

Based on these and other considerations, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreement for a two-year period commencing from the execution of the Subadvisory Agreement.

36

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

42

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund

AR-TRT 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	DoubleLine NVIT Total Return Tactical Fund

For the period from the Fund’s inception on October 16, 2017, through December 31, 2017, the DoubleLine NVIT Total Return Tactical Fund (Class Y) returned 0.42% (annualized) versus 0.06% (annualized) for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of General Bond Funds (consisting of 27 funds as of December 31, 2017) was 0.34% for the two-month period ended December 31, 2017.

Please note that this Fund commentary is based on an 11-week track record. Accordingly, this abbreviated reporting period provides limited insights.

Since inception, the Fund has averaged an effective duration of approximately 4.2 years versus the benchmark duration of approximately 6.0 years. This corresponds with a period when rates along the short to intermediate portion of the U.S. Treasury curve were up 20 to 35 basis points while the 10-year U.S. Treasury yield increased 10 basis points. This rise in rates led to an underperformance of the Bloomberg Barclays U.S. Aggregate Bond Index. A combination of the Fund’s maintaining a higher yield and shorter duration than the benchmark may help to lead to periods of outperformance when rates are rising.

A significant contributor to the Fund’s performance was the allocation to Residential Mortgage-Backed Securities, which made up approximately 53% of the portfolio as of year-end. The contribution to return for the Mortgage-Backed Securities (MBS) was evenly split between the Agency and Non-Agency space. With respect to Agency MBS, a majority of the contribution came from the Fund’s Mortgage Pool holdings that performed well via continued spread tightening even while rates moved up. On the Non-Agency side, a combination of Alt-A and Subprime collateral were the primary contributors, as these bonds provide strong carry alongside stable credit. Since inception, the combined Residential Mortgage-Backed Securities sector has posted a return of 0.64%, outpacing the return of the Fund’s benchmark index.

Since inception, Treasuries and Emerging Markets have had negative total return, which detracted from performance. With regard to Emerging Markets, the underperformance was largely due to the Fund’s allocation to Latin American sovereigns.

The Fund did not utilize derivatives.

Subadviser:

DoubleLine Capital LP

Portfolio Managers:

Jeffrey E. Gundlach, Philip A. Barach and Jeffrey J. Sherman, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund is nondiversified and may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile).

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	DoubleLine NVIT Total Return Tactical Fund

Asset Allocation†

Collateralized Mortgage Obligations	23.0%
Mortgage-Backed Securities	21.1%
U.S. Treasury Obligations	15.6%
Corporate Bonds	12.6%
Asset-Backed Securities	12.3%
Commercial Mortgage-Backed Securities	7.6%
Investment Company	4.0%
Foreign Government Securities	2.2%
Other assets in excess of liabilities	1.6%
100.0%

Top Industries††

Banks	3.1%
Oil, Gas & Consumable Fuels	1.9%
Diversified Financial Services	0.6%
Electric Utilities	0.6%
Health Care Providers & Services	0.5%
Capital Markets	0.5%
Beverages	0.4%
Media	0.4%
Food Products	0.3%
Transportation Infrastructure	0.3%
Other Industries	91.4%
100.0%

Top Holdings††

U.S. Treasury Notes, 2.25%, 2/15/2027	5.4%
FHLMC, 3.50%, 8/1/2047	4.9%
DoubleLine Floating Rate Fund, Class I	4.0%
FHLMC, 3.00%, 1/15/2044	3.0%
FNMA, 2.50%, 3/25/2033	2.8%
FHLMC, 1.75%, 10/15/2032	2.6%
FHLMC, 3.00%, 7/15/2046	2.4%
FHLMC, 3.00%, 9/15/2046	2.4%
FNMA, 3.00%, 12/1/2046	2.4%
FHLMC, 4.00%, 4/1/2047	2.3%
Other Holdings	67.8%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

5

Fund Performance	DoubleLine NVIT Total Return Tactical Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

Inception*
Class I	0.03%[2]
Class II	0.01%[2]
Class Y	0.09%[2]
Bloomberg Barclays U.S. Aggregate Bond Index	0.06%
CPI	(0.27)%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of October 16, 2017.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.98%	0.83%
Class II	1.23%	0.98%
Class Y	0.73%	0.58%

^	Current effective prospectus dated October 16, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	DoubleLine NVIT Total Return Tactical Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the DoubleLine NVIT Total Return Tactical Fund since inception through 12/31/17 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	DoubleLine NVIT Total Return Tactical Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (October 17, 2017, commencement of operations) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from October 17, 2017, commencement of operations through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from October 17, 2017, commencement of operations through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Doubleline NVIT Total Return Tactical Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,000.30	1.73	0.83
	Hypothetical	(c)(d)	1,000.00	1,021.02	4.23	0.83
Class II Shares	Actual	(b)	1,000.00	1,000.10	1.96	0.94
	Hypothetical	(c)(d)	1,000.00	1,020.47	4.79	0.94
Class Y Shares	Actual	(b)	1,000.00	1,000.90	1.21	0.58
	Hypothetical	(c)(d)	1,000.00	1,022.28	2.96	0.58

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from October 17, 2017 through December 31, 2017 to reflect the period from commencement of operations.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

8

Statement of Investments

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund

Asset-Backed Securities 12.3%

	Principal Amount	Value

Automobiles 0.3%
Flagship Credit Auto Trust, Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	$500,000	$497,928

Home Equity 2.0%
Mastr Asset-Backed Securities Trust, Series 2007-HE1, Class A3, 1.76%, 5/25/2037 (b)	3,551,535	3,353,548

Other 10.0%
AIMCO CLO, Series 2015-AA, Class AR, 0.00%, 1/15/2028 (a)(b)	500,000	500,000
Ares XXXIII CLO Ltd., Series 2015-1A, Class A1R, 2.84%, 12/5/2025 (a)(b)	400,000	402,959
Atrium VIII, Series 8A, Class AR, 2.71%, 10/23/2024 (a)(b)	500,000	502,358
Avant Loans Funding Trust, Series 2017-B, Class A, 2.29%, 6/15/2020 (a)	225,520	225,440
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB4, Class AV3, 1.70%, 5/25/2036 (b)	3,827,244	3,110,386
Jamestown CLO IX Ltd., Series 2016-9A, Class A1A, 2.93%, 10/20/2028 (a)(b)	500,000	501,002
JP Morgan Mortgage Acquisition Trust
Series 2006-RM1, Class A5, 1.57%, 8/25/2036 (b)	2,648,190	1,667,455
Series 2007-CH3, Class M2, 1.87%, 3/25/2037 (b)	1,500,000	1,206,122
LCM XV LP, Series 15A, Class DR, 5.06%, 7/20/2030 (a)(b)	250,000	256,366
Lendmark Funding Trust, Series 2017-2A, Class A, 2.80%, 5/20/2026 (a)	250,000	249,017
Marathon CLO V Ltd., Series 2013-5A, Class A1R, 2.31%, 11/21/2027 (a)(b)	500,000	499,745
New Century Home Equity Loan Trust, Series 2006-1, Class A2C, 1.83%, 5/25/2036 (b)	1,500,000	1,236,690
Rockford Tower CLO Ltd., Series 2017-3A, Class A, 2.80%, 10/20/2030 (a)(b)	500,000	500,000
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/2023 (a)	485,675	483,570
SoFi Consumer Loan Program LLC, Series 2017-6, Class A2, 2.82%, 11/25/2026 (a)	250,000	249,807
Sprite Cayman, Series 2017-1, Class A, 4.25%, 12/15/2037 (a)	1,000,000	996,304
Upstart Securitization Trust, Series 2017-2, Class A, 2.51%, 3/20/2025 (a)	250,000	249,773

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Venture XX CLO Ltd., Series 2015-20A, Class AR, 2.18%, 4/16/2027 (a)(b)	$500,000	$500,000
VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.13%, 6/25/2047 (a)(c)	1,053,208	1,053,639
VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.00%, 10/25/2047 (a)(c)	1,700,000	1,697,438
Zais CLO 5 Ltd., Series 2016-2A, Class A1, 2.89%, 10/15/2028 (a)(b)	500,000	501,268

		16,589,339

Total Asset-Backed Securities (cost $20,444,331)		20,440,815

Collateralized Mortgage Obligations 23.0%
Alternative Loan Trust
Series 2006-13T1, Class A1, 6.00%, 5/25/2036	3,145,255	2,532,944
Series 2006-OA7, Class 1A2, 2.00%, 6/25/2046 (b)	4,150,099	3,614,286
Bear Stearns ALT-A Trust, Series 2006-1, Class 11A1, 2.03%, 2/25/2036 (b)	3,113,390	2,948,635
Chase Mortgage Finance Trust, Series 2007-S5, Class 1A10, 6.00%, 7/25/2037	2,772,306	2,487,556
CHL Mortgage Pass-Through Trust, Series 2006-20, Class 1A36, 5.75%, 2/25/2037	2,333,488	1,978,884
Ellington Financial Mortgage Trust
Series 2017-1, Class A1, 2.69%, 10/25/2047 (a)(b)	1,072,670	1,072,661
Series 2017-1, Class A2, 2.74%, 10/25/2047 (a)(b)	1,090,548	1,090,555
Series 2017-1, Class A3, 2.84%, 10/25/2047 (a)(b)	804,503	804,503
FHLMC REMICS
Series 4120, Class KA, 1.75%, 10/15/2032	4,370,466	4,265,570
Series 4729, Class AG, 3.00%, 1/15/2044	5,000,000	4,903,748
Series 4750, Class PA, 3.00%, 7/15/2046	4,000,000	4,012,188
Series 4752, Class PL, 3.00%, 9/15/2046	4,000,000	4,007,812
FNMA REMICS, Series 2013-20, Class MA, 2.50%, 3/25/2033	4,631,851	4,576,240

Total Collateralized Mortgage Obligations (cost $38,578,360)		38,295,582

9

Statement of Investments (Continued)

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund (Continued)

Commercial Mortgage-Backed Securities 7.6%

	Principal Amount	Value

Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 4.53%, 11/15/2019 (a)(b)	$152,000	$150,308
BANK
Series 2017-BNK8, Class XA, IO, 0.75%, 11/15/2050 (b)	6,742,000	402,934
Series 2017-BNK6, Class XA, IO, 0.88%, 7/15/2060 (b)	4,687,363	287,141
BBCMS Mortgage Trust, Series 2017-GLKS, Class E, 4.33%, 11/15/2034 (a)(b)	405,000	404,999
BB-UBS Trust
Series 2012-SHOW, Class XB, IO, 0.14%, 11/5/2036 (a)(b)	4,823,000	58,194
Series 2012-SHOW, Class XA, IO, 0.60%, 11/5/2036 (a)(b)	8,760,000	339,097
BSPRT Issuer Ltd.
Series 2017-FL2, Class A, 2.30%, 10/15/2034 (a)(b)	340,000	340,011
Series 2017-FL2, Class AS, 2.35%, 10/15/2034 (a)(b)	119,000	119,004
Series 2017-FL2, Class B, 2.65%, 10/15/2034 (a)(b)	119,000	119,004
Caesars Palace Las Vegas Trust
Series 2017-VICI, Class D, 4.35%, 10/15/2034 (a)(b)	232,000	236,749
Series 2017-VICI, Class E, 4.35%, 10/15/2034 (a)(b)	232,000	225,291
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.99%, 11/13/2050 (b)	6,000,000	400,865
CHT Mortgage Trust
Series 2017-CSMO, Class E, 4.38%, 11/15/2036 (a)(b)	302,000	302,846
Series 2017-CSMO, Class F, 5.12%, 11/15/2036 (a)(b)	161,000	161,251
CIM Trust, 3.00%, 12/25/2065	1,546,463	1,548,251
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class XA, IO, 1.20%, 3/10/2047 (b)	5,501,358	287,713
Series 2014-GC21, Class XA, IO, 1.24%, 5/10/2047 (b)	4,771,449	285,542
Series 2016-GC36, Class D, 2.85%, 2/10/2049 (a)	405,000	306,011
COMM Mortgage Trust
Series 2017-PANW, Class E, 3.81%, 10/10/2029 (a)(b)	254,000	244,730
Series 2017-PANW, Class D, 3.93%, 10/10/2029 (a)(b)	152,000	152,712
Series 2014-CR20, Class XA, IO, 1.16%, 11/10/2047 (b)	7,243,835	394,555
Series 2015-CR23, Class C, 4.25%, 5/10/2048 (b)	407,000	403,647
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class XA, IO, 1.81%, 1/15/2049 (b)	994,136	103,867
Series 2017-CX10, Class XA, IO, 0.73%, 11/15/2050 (b)	7,133,000	397,660
Series 2017-CX10, Class C, 4.11%, 11/15/2050 (b)	405,000	411,892

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

CSMC Trust
Series 2017-CALI, Class E, 3.78%, 11/10/2032 (a)(b)	$250,000	$240,481
Series 2017-CALI, Class F, 3.78%, 11/10/2032 (a)(b)	250,000	233,645
GS Mortgage Securities Corp. II
Series 2017-GS8, Class XA, IO, 0.98%, 11/10/2050 (b)	5,340,000	396,692
Series 2017-GS8, Class C, 4.34%, 11/10/2050 (b)	405,000	416,454
GS Mortgage Securities Trust, Series 2016-GS4, Class XA, IO, 0.60%, 11/10/2049 (b)	7,871,307	287,681
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class XA, IO, 1.45%, 5/15/2050 (b)	3,192,860	286,783
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class D, 3.45%, 11/15/2034 (a)(b)	111,000	111,000
Series 2017-ASHF, Class E, 4.40%, 11/15/2034 (a)(b)	167,000	166,567
Series 2017-ASHF, Class F, 5.60%, 11/15/2034 (a)(b)	127,000	127,210
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA, IO, 2.02%, 10/10/2048 (b)	3,371,407	396,866
UBS Commercial Mortgage Trust
Series 2017-C5, Class C, 4.32%, 11/15/2050 (b)	349,000	357,967
Series 2017-C6, Class C, 4.45%, 12/15/2050 (b)	173,000	174,282
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class C, 4.69%, 10/15/2045 (b)	405,000	414,202
Series 2015-C28, Class XA, IO, 0.73%, 5/15/2048 (b)	10,123,482	394,258
Series 2017-C41, Class B, 4.19%, 11/15/2050 (b)	251,000	257,303
Series 2017-C41, Class C, 4.51%, 11/15/2050 (b)	327,000	332,703

Total Commercial Mortgage-Backed Securities (cost $12,679,622)		12,678,368

Corporate Bonds 12.6%
Air Freight & Logistics 0.1%
FedEx Corp., 4.75%, 11/15/2045	185,000	207,159

Airlines 0.1%
Delta Air Lines, Inc., 3.63%, 3/15/2022	140,000	142,419
United Continental Holdings, Inc., 4.25%, 10/1/2022	80,000	80,500

		222,919

10

Statement of Investments (Continued)

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Auto Components 0.1%
Icahn Enterprises LP, 6.25%, 2/1/2022	$90,000	$92,025

Banks 3.1%
Banco de Credito del Peru, Reg. S, 2.25%, 10/25/2019	300,000	300,000
Banco de Credito e Inversiones, Reg. S, 4.00%, 2/11/2023	200,000	208,277
Banco del Estado de Chile, Reg. S, 3.88%, 2/8/2022	200,000	208,370
Banco Internacional del Peru SAA, Reg. S, 5.75%, 10/7/2020	300,000	322,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.58%), 5.95%, 1/30/2024 (d)	300,000	312,000
Banistmo SA, 3.65%, 9/19/2022 (a)	300,000	296,250
Bank of America Corp., (ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (d)	200,000	199,650
BDO Unibank, Inc., Reg. S, 2.95%, 3/6/2023	300,000	294,138
Citigroup, Inc., (ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	190,000	192,764
Commonwealth Bank of Australia, 2.75%, 3/10/2022 (a)	175,000	175,503
DBS Group Holdings Ltd., Reg. S, (USD Swap Semi 5 Year + 2.39%), 3.60%, 9/7/2021 (d)(e)	300,000	298,660
Global Bank Corp., Reg. S, 5.13%, 10/30/2019	300,000	310,110
Itau CorpBanca,
Reg. S, 3.88%, 9/22/2019	300,000	305,883
JPMorgan Chase & Co., 2.25%, 1/23/2020	165,000	164,890
Malayan Banking Bhd., Reg. S, (USD Swap Semi 5 Year + 2.54%), 3.90%, 10/29/2026 (d)	300,000	306,319
Oversea-Chinese Banking Corp. Ltd.,
Reg. S, (USD Swap Semi 5 Year + 2.20%), 4.00%, 10/15/2024 (d)	300,000	305,248
Royal Bank of Canada, 2.35%, 10/30/2020	200,000	199,954
Santander Holdings USA, Inc., 3.40%, 1/18/2023 (a)	80,000	79,688
Sumitomo Mitsui Financial Group, Inc., 2.85%, 1/11/2022	135,000	135,268
United Overseas Bank Ltd.,
Reg. S, (USD Swap Semi 5 Year + 2.00%), 3.75%, 9/19/2024 (d)	300,000	303,541
Wells Fargo & Co., 3.07%, 1/24/2023	80,000	80,600
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (d)	115,000	117,238

		5,116,851

Corporate Bonds (continued)

	Principal Amount	Value

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/2021	$200,000	$201,004
Coca-Cola Femsa SAB de CV, 3.88%, 11/26/2023	150,000	156,907
Embotelladora Andina SA,
Reg. S, 5.00%, 10/1/2023	300,000	330,117

		688,028

Biotechnology 0.2%
AbbVie, Inc., 3.20%, 11/6/2022	115,000	116,777
Celgene Corp., 4.35%, 11/15/2047	170,000	176,584

		293,361

Capital Markets 0.5%
Goldman Sachs Group, Inc. (The), (ICE LIBOR USD 3 Month + 0.78%), 2.16%, 10/31/2022 (d)	170,000	170,221
Macquarie Group Ltd., (ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a)(d)	165,000	163,852
Morgan Stanley, 2.75%, 5/19/2022	165,000	164,394
Temasek Financial I Ltd.,
Reg. S, 2.38%, 1/23/2023	300,000	296,190

		794,657

Chemicals 0.0%†
Mosaic Co. (The), 4.05%, 11/15/2027	80,000	80,210

Commercial Services & Supplies 0.1%
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (a)	60,000	66,600
Republic Services, Inc., 3.38%, 11/15/2027	90,000	90,673

		157,273

Communications Equipment 0.2%
Axiata SPV2 Bhd.,
Series 2, Reg. S, 3.47%, 11/19/2020	300,000	303,700

Consumer Finance 0.2%
American Express Co., 2.50%, 8/1/2022	165,000	163,008
Discover Financial Services, 4.10%, 2/9/2027	105,000	107,555
Navient Corp., 6.50%, 6/15/2022	55,000	57,723

		328,286

Containers & Packaging 0.1%
BWAY Holding Co., 5.50%, 4/15/2024 (a)	85,000	88,400
Packaging Corp. of America, 3.40%, 12/15/2027	40,000	40,100
Reynolds Group Issuer, Inc., 5.13%, 7/15/2023 (a)	80,000	82,800

		211,300

11

Statement of Investments (Continued)

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services 0.6%
Fondo MIVIVIENDA SA,
Reg. S, 3.50%, 1/31/2023	$300,000	$301,170
Nationstar Mortgage LLC, 6.50%, 7/1/2021	65,000	65,894
Petronas Global Sukuk Ltd.,
Reg. S, 2.71%, 3/18/2020	300,000	300,234
SPARC EM SPC Panama Metro Line 2 SP,
Reg. S, 0.00%, 12/5/2022 (f)	300,000	275,250

		942,548

Diversified Telecommunication Services 0.3%
CCO Holdings LLC, 4.00%, 3/1/2023 (a)	25,000	24,750
5.13%, 5/1/2023 (a)	15,000	15,300
Cincinnati Bell, Inc., 7.00%, 7/15/2024 (a)	40,000	39,700
Level 3 Financing, Inc., 5.38%, 8/15/2022	85,000	86,088
SingTel Group Treasury Pte. Ltd.,
Reg. S, 4.50%, 9/8/2021	300,000	318,659

		484,497

Electric Utilities 0.5%
American Electric Power Co., Inc., 3.20%, 11/13/2027	15,000	14,893
Duke Energy Corp., 2.65%, 9/1/2026	215,000	206,006
Engie Energia Chile SA,
Reg. S, 5.63%, 1/15/2021	200,000	216,103
NextEra Energy Operating Partners LP, 4.25%, 9/15/2024 (a)	85,000	86,488
Southern Co. (The), 1.85%, 7/1/2019	85,000	84,486
SP PowerAssets Ltd., Series 21, Reg. S, 2.70%, 9/14/2022	300,000	298,764

		906,740

Energy Equipment & Services 0.0%†
Transocean Proteus Ltd., 6.25%, 12/1/2024 (a)	36,000	37,755

Equity Real Estate Investment Trusts (REITs) 0.3%
Boston Properties LP, 3.65%, 2/1/2026	200,000	203,177
ESH Hospitality, Inc., 5.25%, 5/1/2025 (a)	100,000	101,000
SBA Communications Corp., 4.00%, 10/1/2022 (a)	80,000	80,100

Simon Property Group LP, 2.75%, 6/1/2023	80,000	79,756

		464,033

Food & Staples Retailing 0.2%
CK Hutchison International 17 II Ltd., 2.75%, 3/29/2023 (a)	300,000	294,279
Sysco Corp., 3.25%, 7/15/2027	120,000	119,596

		413,875

Corporate Bonds (continued)

	Principal Amount	Value

Food Products 0.3%
B&G Foods, Inc., 5.25%, 4/1/2025	$80,000	$81,372
Kraft Heinz Foods Co., 2.80%, 7/2/2020	200,000	201,153
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (a)	40,000	41,350
Post Holdings, Inc., 5.50%, 3/1/2025 (a)	80,000	82,800
Smithfield Foods, Inc., 4.25%, 2/1/2027 (a)	115,000	118,012
TreeHouse Foods, Inc., 6.00%, 2/15/2024 (a)	25,000	26,000

		550,687

Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co., 2.89%, 6/6/2022	165,000	163,968

Health Care Providers & Services 0.5%
Anthem, Inc., 3.30%, 1/15/2023	160,000	162,347
Cardinal Health, Inc., 3.41%, 6/15/2027	200,000	195,769
Centene Corp., 4.75%, 1/15/2025	80,000	81,400
Envision Healthcare Corp., 6.25%, 12/1/2024 (a)	15,000	15,450
HCA, Inc., 4.25%, 10/15/2019	100,000	102,125
Laboratory Corp. of America Holdings, 3.60%, 2/1/2025	200,000	203,147
Select Medical Corp., 6.38%, 6/1/2021	60,000	61,575
WellCare Health Plans, Inc., 5.25%, 4/1/2025	60,000	63,300

		885,113

Health Care Technology 0.1%
Quintiles IMS, Inc., 4.88%, 5/15/2023 (a)	100,000	103,000

Hotels, Restaurants & Leisure 0.3%
1011778 BC ULC, 4.25%, 5/15/2024 (a)	80,000	79,800
CRC Escrow Issuer LLC, 5.25%, 10/15/2025 (a)	85,000	85,638
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	90,000	90,900

LTF Merger Sub, Inc., 8.50%, 6/15/2023 (a)	75,000	79,406
NCL Corp. Ltd., 4.75%, 12/15/2021 (a)	70,000	72,450
Six Flags Entertainment Corp., 4.88%, 7/31/2024 (a)	100,000	101,500

		509,694

Household Durables 0.0%†
Tempur Sealy International, Inc., 5.63%, 10/15/2023	40,000	41,600

12

Statement of Investments (Continued)

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Power and Renewable Electricity Producers 0.0%†
NRG Energy, Inc., 6.25%, 7/15/2022	$40,000	$41,600

Insurance 0.3%
New York Life Global Funding, 2.30%, 6/10/2022 (a)	120,000	118,319
Nuveen Finance LLC, 4.13%, 11/1/2024 (a)	190,000	200,518
Prudential Financial, Inc., 3.50%, 5/15/2024	200,000	207,737

		526,574

Internet & Direct Marketing Retail 0.3%
Amazon.com, Inc., 2.80%, 8/22/2024 (a)	225,000	224,316
Expedia, Inc., 3.80%, 2/15/2028 (a)	210,000	202,924

		427,240

Internet Software & Services 0.1%
eBay, Inc., 2.75%, 1/30/2023	125,000	123,782

IT Services 0.0%†
First Data Corp., 5.75%, 1/15/2024 (a)	60,000	62,100

Media 0.4%
CBS Corp., 3.70%, 6/1/2028 (a)	10,000	9,862
Cengage Learning, Inc., 9.50%, 6/15/2024 (a)	35,000	31,675
Charter Communications Operating LLC, 4.46%, 7/23/2022	100,000	104,335
Comcast Corp., 4.40%, 8/15/2035	150,000	163,994
Gray Television, Inc., 5.13%, 10/15/2024 (a)	80,000	79,800
Live Nation Entertainment, Inc., 4.88%, 11/1/2024 (a)	35,000	35,875
Nexstar Broadcasting, Inc., 5.63%, 8/1/2024 (a)	50,000	51,625
Sirius XM Radio, Inc., 3.88%, 8/1/2022 (a)	35,000	35,088
5.38%, 7/15/2026 (a)	30,000	31,087

Tribune Media Co., 5.88%, 7/15/2022	50,000	51,375

		594,716

Metals & Mining 0.0%†
FMG Resources August 2006 Pty. Ltd., 4.75%, 5/15/2022 (a)	50,000	50,625

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Starwood Property Trust, Inc., 4.75%, 3/15/2025 (a)	85,000	84,363

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels 1.9%
Bharat Petroleum Corp. Ltd.,
Reg. S, 4.63%, 10/25/2022	$200,000	$211,080
Canadian Natural Resources Ltd., 2.95%, 1/15/2023	205,000	204,082
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (a)	50,000	50,875
CNOOC Finance 2012 Ltd.,
Reg. S, 3.88%, 5/2/2022	300,000	309,229
CNPC General Capital Ltd.,
Reg. S, 3.95%, 4/19/2022	300,000	310,995
Energy Transfer Equity LP, 4.25%, 3/15/2023	80,000	79,400
Energy Transfer LP, 4.75%, 1/15/2026	115,000	119,310
Enterprise Products Operating LLC, 3.75%, 2/15/2025	125,000	128,887
EQT Corp., 3.90%, 10/1/2027	165,000	164,032
Kinder Morgan, Inc., 3.05%, 12/1/2019	125,000	126,095
NGL Energy Partners LP, 6.13%, 3/1/2025	75,000	73,125
Peabody Energy Corp., 6.00%, 3/31/2022 (a)	100,000	103,750
Reliance Holding USA, Inc.,
Reg. S, 5.40%, 2/14/2022	300,000	325,835
Sabine Pass Liquefaction LLC, 5.00%, 3/15/2027	115,000	123,404
Sinopec Group Overseas Development 2016 Ltd.,
Reg. S, 2.75%, 5/3/2021	300,000	298,985
TerraForm Power Operating LLC, 4.25%, 1/31/2023 (a)	85,000	84,363
Transportadora de Gas Internacional SA ESP,
Reg. S, 5.70%, 3/20/2022	200,000	205,100
Valero Energy Corp., 6.63%, 6/15/2037	55,000	72,485
Whiting Petroleum Corp., 5.00%, 3/15/2019	50,000	51,275
Williams Partners LP, 3.75%, 6/15/2027	125,000	125,260

		3,167,567

Pharmaceuticals 0.2%
Allergan Funding SCS, 3.80%, 3/15/2025	195,000	198,519
AstraZeneca plc, 2.38%, 6/12/2022	80,000	79,051
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/2022 (a)	60,000	63,000

		340,570

Road & Rail 0.1%
DAE Funding LLC, 4.50%, 8/1/2022 (a)	50,000	49,125
Penske Truck Leasing Co. LP, 4.20%, 4/1/2027 (a)	70,000	72,762

		121,887

13

Statement of Investments (Continued)

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Software 0.2%
Microsoft Corp., 2.40%, 2/6/2022	$125,000	$125,044
VMware, Inc., 2.95%, 8/21/2022	205,000	204,427

		329,471

Specialty Retail 0.1%
Penske Automotive Group, Inc., 3.75%, 8/15/2020	80,000	81,500

Tobacco 0.1%
Reynolds American, Inc., 4.00%, 6/12/2022	195,000	203,742

Transportation Infrastructure 0.3%
Adani Ports & Special Economic Zone Ltd.,
Reg. S, 3.95%, 1/19/2022	300,000	305,937
ENA Norte Trust,
Reg. S, 4.95%, 4/25/2023	222,213	231,101

		537,038

Wireless Telecommunication Services 0.2%
Bharti Airtel International Netherlands BV,
Reg. S, 5.13%, 3/11/2023	300,000	317,937

Total Corporate Bonds (cost $21,163,921)		21,009,991

Foreign Government Securities 2.2%
CHILE 0.3%
Republic of Chile, 3.13%, 3/27/2025	500,000	508,500

INDIA 0.2%
Export-Import Bank of India,
Reg. S, 2.44%, 8/21/2022	300,000	301,254

INDONESIA 0.3%
Republic of Indonesia,
Reg. S, 4.88%, 5/5/2021	500,000	533,252

ISRAEL 0.3%
Israel Government Bond, 4.00%, 6/30/2022	400,000	423,722

MALAYSIA 0.2%
Malaysia Sovereign Sukuk Bhd.,
Reg. S, 3.04%, 4/22/2025	300,000	300,900

MEXICO 0.3%
United Mexican States, 4.00%, 10/2/2023	500,000	523,250

PANAMA 0.3%
Republic of Panama, 4.00%, 9/22/2024	500,000	531,750

Foreign Government Securities (continued)

	Principal Amount	Value

PHILIPPINES 0.3%
Republic of Philippines, 4.20%, 1/21/2024	$500,000	$543,057

Total Foreign Government Securities (cost $3,688,988)		3,665,685

Mortgage-Backed Securities 21.1%
FHLMC Gold Pool
Pool# T65102 2.50%, 10/1/2042	3,874,068	3,758,203
Pool# G08741 3.00%, 1/1/2047	3,773,868	3,777,533
Pool# V83144 4.00%, 4/1/2047	3,665,997	3,834,002
Pool# Q50135 3.50%, 8/1/2047	7,853,559	8,077,208
Pool# G08775 4.00%, 8/1/2047	2,906,897	3,040,118
Pool# Q51461 3.50%, 10/1/2047	2,973,112	3,057,814
FNMA Pool
Pool# BE2453 3.00%, 12/1/2046	3,851,929	3,853,888
Pool# MA2888 2.50%, 1/1/2047	3,060,681	2,955,400
Pool# AS9937 3.00%, 7/1/2047	2,885,587	2,887,054

Total Mortgage-Backed Securities (cost $35,234,263)		35,241,220

U.S. Treasury Obligations 15.6%
U.S. Treasury Bonds 3.13%, 2/15/2043	900,000	966,902
3.00%, 11/15/2045	550,000	577,607
2.50%, 2/15/2046	1,000,000	951,602
U.S. Treasury Inflation Linked Notes,
0.13%, 4/15/2022 (g)	800,000	805,694
U.S. Treasury Notes 1.00%, 3/15/2018	2,200,000	2,198,455
1.50%, 5/31/2020	2,900,000	2,871,453
2.13%, 1/31/2021	2,750,000	2,759,668
1.75%, 3/31/2022	1,900,000	1,868,828
2.13%, 2/29/2024	1,800,000	1,782,211
1.63%, 5/15/2026	2,450,000	2,307,594
2.25%, 2/15/2027	9,000,000	8,881,875

Total U.S. Treasury Obligations (cost $26,111,946)		25,971,889

Investment Company 4.0%

	Shares

Fixed Income Fund 4.0%
DoubleLine Floating Rate Fund, Class I	662,651	6,573,494

Total Investment Company (cost $6,600,000)		6,573,494

Total Investments (cost $164,501,431) — 98.4%		163,877,044

Other assets in excess of liabilities — 1.6%		2,795,824

NET ASSETS — 100.0%		$166,672,868

14

Statement of Investments (Continued)

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund (Continued)

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $20,953,366 which represents 12.57% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2017.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2017.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.

(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2017. The maturity date reflects the next call date.

(f)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(g)	Principal amounts are not adjusted for inflation.

†	Amount rounds to less than 0.1%.

CLO	Collateralized Loan Obligations

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund
Assets:
Investment securities, at value (cost $164,501,431)	$163,877,044
Cash	2,352,733
Interest receivable	732,602
Receivable for investments sold	113,454
Receivable for capital shares issued	77,913
Reimbursement from investment adviser (Note 3)	21,199
Prepaid offering costs	31,671

Total Assets	167,206,616

Liabilities:
Payable for investments purchased	385,173
Payable for capital shares redeemed	438
Accrued expenses and other payables:
Investment advisory fees	79,244
Fund administration fees	3,034
Distribution fees	1
Administrative servicing fees	5
Accounting and transfer agent fees	3,334
Trustee fees	44
Custodian fees	794
Compliance program costs (Note 3)	162
Offering costs	28,325
Professional fees	18,517
Printing fees	13,426
Other	1,251

Total Liabilities	533,748

Net Assets	$166,672,868

Represented by:
Capital	$167,367,164
Accumulated undistributed net investment income	2,004
Accumulated net realized losses from investment securities	(71,913)
Net unrealized appreciation/(depreciation) in investment securities	(624,387)

Net Assets	$166,672,868

Net Assets:
Class I Shares	$5,000
Class II Shares	4,999
Class Y Shares	166,662,869

Total	$166,672,868

16

Statement of Assets and Liabilities (Continued)

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	502
Class II Shares	502
Class Y Shares	16,740,189

Total	16,741,193

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.96
Class II Shares	$9.96
Class Y Shares	$9.96

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Period Ended December 31, 2017

DoubleLine NVIT Total Return Tactical Fund (a)
INVESTMENT INCOME:
Interest income	$917,406
Dividend income	42,924

Total Income	960,330

EXPENSES:
Investment advisory fees	192,522
Fund administration fees	7,109
Distribution fees Class II	2
Administrative servicing fees Class I	3
Administrative servicing fees Class II	2
Professional fees	21,046
Printing fees	13,621
Trustee fees	1,284
Custodian fees	1,096
Offering costs	8,329
Accounting and transfer agent fees	3,342
Compliance program costs (Note 3)	162
Other	1,302

Total expenses before fees waived and expenses reimbursed	249,820

Distribution fees waived — Class II	(1)
Expenses reimbursed by adviser (Note 3)	(54,644)

Net Expenses	195,175

NET INVESTMENT INCOME	765,155

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(64,545)
Net change in unrealized appreciation/depreciation in the value of investment securities	(624,387)

Net realized/unrealized losses	(688,932)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,223

(a)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

DoubleLine NVIT Total Return Tactical Fund
Period Ended December 31, 2017 (a)
Operations:
Net investment income	$765,155
Net realized losses	(64,545)
Net change in unrealized appreciation/depreciation	(624,387)

Change in net assets resulting from operations	76,223

Distributions to Shareholders From:
Net investment income:
Class I	(22)
Class II	(20)
Class Y	(809,055)

Change in net assets from shareholder distributions	(809,097)

Change in net assets from capital transactions	167,405,742

Change in net assets	166,672,868

Net Assets:
Beginning of period	–

End of period	$166,672,868

Accumulated undistributed net investment income at end of year	$2,004

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,000
Dividends reinvested	22
Cost of shares redeemed	–

Total Class I Shares	5,022

Class II Shares
Proceeds from shares issued	5,000
Dividends reinvested	20
Cost of shares redeemed	–

Total Class II Shares	5,020

Class Y Shares
Proceeds from shares issued	167,460,400
Dividends reinvested	809,055
Cost of shares redeemed	(873,755)

Total Class Y Shares	167,395,700

Change in net assets from capital transactions	$167,405,742

SHARE TRANSACTIONS:
Class I Shares
Issued	500
Reinvested	2
Redeemed	–

Total Class I Shares	502

19

Statements of Changes in Net Assets (Continued)

DoubleLine NVIT Total Return Tactical Fund
Period Ended December 31, 2017 (a)
SHARE TRANSACTIONS: (continued)
Class II Shares
Issued	500
Reinvested	2
Redeemed	–

Total Class II Shares	502

Class Y Shares
Issued	16,746,347
Reinvested	81,230
Redeemed	(87,388)

Total Class Y Shares	16,740,189

Total change in shares	16,741,193

Amounts designated as “-” are zero or have been rounded to zero.

(a)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Doubleline NVIT Total Return Tactical Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Period Ended December 31, 2017 (g)	$10.00	0.04	(0.04)	–	(0.04)	(0.04)	$9.96	0.03%	$5,000	0.83%	1.93%	42.79%	69.88%

Class II Shares
Period Ended December 31, 2017 (g)	$10.00	0.04	(0.04)	–	(0.04)	(0.04)	$9.96	0.01%	$4,999	0.94%	1.87%	42.99%	69.88%

Class Y Shares
Period Ended December 31, 2017 (g)	$10.00	0.05	(0.04)	0.01	(0.05)	(0.05)	$9.96	0.09%	$166,662,869	0.58%	2.27%	0.74%	69.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017. Total return is calculated based on inception date of October 16, 2017 through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Doubleline NVIT Total Return Tactical Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

The Fund commenced operations on October 17, 2017.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading;

23

Notes to Financial Statements (Continued)

December 31, 2017

or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$20,440,815	$—	$20,440,815
Collateralized Mortgage Obligations	—	38,295,582	—	38,295,582
Commercial Mortgage-Backed Securities	—	12,678,368	—	12,678,368
Corporate Bonds	—	21,009,991	—	21,009,991
Foreign Government Securities	—	3,665,685	—	3,665,685
Investment Company	6,573,494	—	—	6,573,494
Mortgage-Backed Securities	—	35,241,220	—	35,241,220
U.S. Treasury Obligations	—	25,971,889	—	25,971,889
Total	$6,573,494	$157,303,550	$—	$163,877,044

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the period ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

For additional information about the unaffiliated Underlying Fund’s valuation policies, please refer to the unaffiliated fund’s most recent annual or semiannual report.

24

Notes to Financial Statements (Continued)

December 31, 2017

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax. For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is

25

Notes to Financial Statements (Continued)

December 31, 2017

recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to distributions in excess. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the period ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities
$(38,578)	$45,946	$(7,368)

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

26

Notes to Financial Statements (Continued)

December 31, 2017

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected DoubleLine Capital LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.58%
$500 million up to $1 billion	0.555%
$1 billion and more	0.53%

For the period ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.12% and after expense reimbursements was 0.09%. From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Subadviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the period ended December 31, 2017, the Subadviser reimbursed $6,135.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.58% for all share classes until April 30, 2019.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2017 Amount(a)	Total
$48,509	$48,509

(a)	For the period from October 17, 2017 (commencement of operations) through December 31, 2017.

27

Notes to Financial Statements (Continued)

December 31, 2017

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period ended December 31, 2017, NFM earned $7,109 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended December 31, 2017, the Fund’s portion of such costs amounted to $162.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.10% of these fees for Class II shares of the Fund until at least April 30, 2019. During the period ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $1 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the period ended December 31, 2017, the effective rate for administrative service fees was 0.06% and 0.04% for Class I and Class II shares, respectively, for a total amount of $5.

28

Notes to Financial Statements (Continued)

December 31, 2017

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the period ended December 31, 2017, the Fund had no borrowings under the line of credit.

The Fund is not yet a party to this agreement, although it will be added as a party upon renewal of the agreement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the period ended December 31, 2017, the Fund had purchases of $242,137,408 and sales of $79,704,030 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the period ended December 31, 2017, the Fund had purchases of $101,072,850 and sales of $77,140,152 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

29

Notes to Financial Statements (Continued)

December 31, 2017

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized

30

Notes to Financial Statements (Continued)

December 31, 2017

by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

31

Notes to Financial Statements (Continued)

December 31, 2017

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks from Underlying Funds

The Underlying Fund in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. Information about Underlying Fund risks may be found in such Underlying Fund’s annual or semiannual report to shareholders.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the period ended December 31, 2017.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal period ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$809,097	$—	$809,097	$—	$809,097

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

32

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(69,299)	$(624,997)	$(694,296)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$164,504,051	$139,859	$(766,866)	$(627,007)

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$69,299	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of DoubleLine NVIT Total Return Tactical Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of DoubleLine NVIT Total Return Tactical Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 17, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period October 17, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

34

Supplemental Information

December 31, 2017

DoubleLine NVIT Total Return Tactical Fund — Initial Approval of Advisory Agreements

Summary of Factors Considered by the Board

At the September 12-13, 2017 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the DoubleLine NVIT Total Return Tactical Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with DoubleLine Capital LP (“DoubleLine”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Fund and DoubleLine in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

In making their determinations, the Trustees took into account information provided to them as to DoubleLine, including information relating to DoubleLine’s investment strategy and process. The Trustees also considered the experience of the investment personnel of DoubleLine that would be managing the Fund. The Trustees considered information concerning the past performance record of DoubleLine managing investment strategies comparable to the strategy it would use in managing the Fund’s assets. The Trustees considered the services proposed to be provided by NFA to the Fund, and the basis on which NFA determined to propose DoubleLine to serve as subadviser to the Fund.

The Board considered the advisory fee NFA proposed for the Fund. The Board noted NFA’s statement that NFA expected the Fund to be assigned to the Lipper General Bond Funds category and information provided by NFA as to the comparison of the Fund’s proposed advisory fee with other funds in that category. The Board considered NFA’s statement that the Fund’s contractual advisory fee was below the 60th percentile of the contractual advisory fees for the Lipper General Bond Funds category. The Board also considered NFA’s statement that it also consulted with Broadridge to compare the Fund’s advisory fees and operating expenses to an additional expense peer group consisting of eleven other funds in the Lipper General Bond Funds category that were selected by Broadridge based on information it received from NFA regarding the Fund. The Board considered NFA’s statement that the Fund’s actual advisory fee and estimated total expenses would rank favorably against the additional peer group that Broadridge established. The Board also considered that the non-compensatory terms of the Advisory Agreements are substantially similar in all material respects to the terms of advisory and subadvisory agreements that the Trust currently has in place for other Nationwide Funds.

The Board considered that the Fund’s proposed fee schedules to each of the Advisory Agreements included breakpoints, which would reduce the advisory and subadvisory fees as the Fund’s assets grow in excess of the same specified levels.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and DoubleLine, if any, until the Fund had been in operation for a reasonable period of time. No information was presented to the Board regarding the expected profitability of the Advisory Agreements.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, including all of the Independent Trustees, determined that the services to be provided by NFA and DoubleLine and the fees to be paid to NFA and DoubleLine each appeared on the basis of the information presented to be acceptable, and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

35

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

36

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

38

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

39

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

41

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2017

NVIT Core Bond Fund

AR-CB 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Core Bond Fund

For the annual period ended December 31, 2017, the NVIT Core Bond Fund (Class Y) returned 4.56% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 18 funds as of December 31, 2017) was 4.56% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started out with a continuation of central banks, namely the European Central Bank and the Bank of England, actively purchasing large amounts of corporate bonds as part of their respective quantitative easing programs. In the U.S., the election of Donald Trump led to expectations of market-friendly policies such as reduced regulation, lower taxes and infrastructure spending. The easier regulatory burden and the large tax cut bill signed late in the year helped risk assets perform well in 2017, with stocks making new all-time highs throughout 2017 and credit spreads hitting levels we haven’t seen since before the financial crisis.

The post-election rally continued in early 2017, which led to the lowest implied volatility in the S&P 500® Index since the 1960s. The Federal Reserve increased rates in March 2017, which caused minimal disruptions to financial markets, a flatter yield curve and higher short rates. Increasing geopolitical and economic risks, along with surprisingly low inflation, led to a small de-risking in the financial markets that modestly pushed longer rates down.

As economic expansion slowed, the Fed continued its normalization process, increasing rates again in June 2017, but long-term rates still declined as inflation data was soft. The increase in rates did little to spark the dollar, as it continued to slide. Growth in the global economy started to fuel a rebound in exports, helping to boost business spending.

The latter portion of the year was marked by natural disasters and geopolitical tensions, which did little to slow the upward trend of the financial markets. Economic growth accelerated, but inflation remained weak and a final Fed rate hike in December did little to halt the fall in the dollar.

Ten-year Treasuries began 2017 at 2.45% after a sharp increase in rates following the U.S. presidential election. Rates steadily increased until early March. This was followed by a slow decline until rates reached their lowest point of 2.05% in early September. Rates then steadily increased and finished the year close to where they began in 2017, at 2.40%.

Contributors to Performance

The Fund outperformed the benchmark by 102 basis points (bps) on the year. The Fund’s largest overweight, Investment-Grade Credit, was the biggest contributor to overall Fund performance for the reporting period. While spreads were still attractive, central banks and foreign entities were significant buyers, which led to demand outpacing supply and spreads tightening over the course of the year. While leverage was high, debt service remained manageable and economic growth and corporate profits were expanding.

Within credit, the Fund was overweight BBB-rated bonds, and early in 2017, the Fund was positioned with Energy as an overweight, mostly in midstream and independents based on valuation and an expectation that energy prices would stabilize and ultimately move higher. Other sectors that performed well were Airline Enhanced Equipment Trust Certificates (EETCs), Asset Managers and Electric Utilities, most of which were BBB-rated with attractive spreads.

The Fund held overweight positions in Asset-Backed Securities (ABS) (primarily collateralized loan obligations), Non-Agency Mortgage-Backed Securities (MBS) and Commercial Mortgage-Backed Securities (CMBS). These overweight positions were based on the view that credit conditions were favorable – the consumer was in solid shape in terms of employment and household balance sheets, and housing remained strong. These all contributed positively to outperformance.

4

Fund Commentary (cont.)	NVIT Core Bond Fund

Detractors from Performance

The Fund’s two largest underweight positions were in Treasuries and Agency MBS. While Agency MBS had a good year due to continued central bank support and very low volatility, Treasury returns lagged. The Fund’s duration positioning contributed negatively to performance. For most of the year, the Fund was short duration, given our view that tax reform and infrastructure spending would move both growth and rates higher. We did not anticipate the turmoil around healthcare reform and the gridlock in Congress that stalled the passing of key legislation in 2017. In addition, we did not anticipate the weakness in core inflation, which kept long rates lower than expected for most of the year.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA; and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Core Bond Fund

Asset Allocation†

Corporate Bonds	53.2%
Asset-Backed Securities	16.6%
Mortgage-Backed Securities	13.1%
Commercial Mortgage-Backed Securities	4.7%
U.S. Treasury Obligations	4.7%
Municipal Bonds	2.4%
Collateralized Mortgage Obligations	2.3%
U.S. Government Agency Securities	1.4%
Loan Participations	1.1%
Repurchase Agreements	1.0%
Futures Contracts††	0.0%
Liabilities in excess of other assets	(0.5)%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	7.7%
Banks	7.1%
Insurance	3.0%
Equity Real Estate Investment Trusts (REITs)	2.9%
Diversified Telecommunication Services	2.5%
Electric Utilities	2.3%
Diversified Financial Services	2.1%
Multi-Utilities	1.9%
Media	1.8%
Consumer Finance	1.8%
Other Industries*	66.9%
100.0%

Top Holdings†††

FNMA, 3.00%, 11/1/2046	3.1%
U.S. Treasury Notes, 2.00%, 5/31/2024	2.8%
FNMA, 3.00%, 9/1/2046	2.1%
FNMA, 4.00%, 10/1/2047	1.6%
FNMA, 3.00%, 1/1/2047	1.5%
NRZ Advance Receivables Trust Advance Receivables Backed, 2.83%, 10/16/2051	1.2%
Tennessee Valley Authority, 5.88%, 4/1/2036	1.1%
FNMA, 3.50%, 1/25/2047	1.0%
U.S. Treasury Notes, 2.25%, 10/31/2024	0.9%
Five Corners Funding Trust, 4.42%, 11/15/2023	0.9%
Other Holdings*	83.8%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Core Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	4.40%	2.39%	4.20%
Class II	4.18%	2.13%	3.93%
Class Y	4.56%	2.53%	4.35%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.83%
CPI	2.11%	1.43%	1.48%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.59%
Class II	0.84%
Class Y	0.44%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Core Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund since inception through 12/31/17 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Bond Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,016.30	3.00	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59
Class II Shares	Actual	(b)	1,000.00	1,015.00	4.27	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class Y Shares	Actual	(b)	1,000.00	1,017.80	2.24	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.99	2.24	0.44

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Core Bond Fund

Asset-Backed Securities 16.6%

	Principal Amount	Value

Airlines 3.5%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$11,111,840	$11,250,738
American Airlines Pass-Through Trust
Series 2013-2, Class A, 4.95%, 1/15/2023	8,425,492	8,966,628
Series 2015-1, Class B, 3.70%, 5/1/2023	3,818,910	3,809,362
Series 2017-1B, Class B, 4.95%, 2/15/2025	3,500,000	3,668,350
Series 2016-3, Class B, 3.75%, 10/15/2025	2,500,000	2,504,750
British Airways Pass-Through Trust, Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	8,207,834	8,692,096
Continental Airlines Pass-Through Trust, Series 2000-2, Class A-1, 7.71%, 4/2/2021	80,684	88,148
Spirit Airlines Pass-Through Trust, Series 2015-1A, Class A, 4.10%, 4/1/2028	7,174,748	7,446,671
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	8,500,000	8,470,250

		54,896,993

Automobiles 2.5%
Credit Acceptance Auto Loan Trust
Series 2017-1A, Class A, 2.56%, 10/15/2025 (a)	8,000,000	7,987,561
Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	6,250,000	6,209,386
First Investors Auto Owner Trust
Series 2015-1A, Class A3, 1.71%, 11/16/2020 (a)	3,508,636	3,504,822
Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	6,900,000	6,880,817
Flagship Credit Auto Trust, Series 2016-1, Class A, 2.77%, 12/15/2020 (a)	4,417,549	4,434,981
NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A, 2.38%, 10/15/2020 (a)	11,019,000	11,032,563

		40,050,130

Home Equity 0.9%
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class M1, 1.97%, 12/25/2035 (b)	4,500,000	4,449,076
RASC Trust, Series 2005-KS12, Class M2, 2.01%, 1/25/2036 (b)	10,000,000	9,953,107

		14,402,183

Asset-Backed Securities (continued)

	Principal Amount	Value

Other 9.7%
American Homes 4 Rent
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	$4,729,954	$4,898,019
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	7,610,566	7,790,760
Babson CLO Ltd., Series 2014-3A, Class B1R, 3.16%, 1/15/2026 (a)(b)	7,000,000	6,994,092
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.00%, 10/28/2064 (a)(b)	6,055,113	6,234,458
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.00%, 6/28/2054 (a)(b)	7,381,646	7,607,329
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A2, 2.72%, 10/17/2030 (a)(b)	6,500,000	6,539,800
CVS Pass-Through Trust, 6.94%, 1/10/2030	10,358,271	12,113,483
Dryden 34 Senior Loan Fund, Series 2014-34A, Class AR, 2.52%, 10/15/2026 (a)(b)	5,500,000	5,528,474
Dryden 49 Senior Loan Fund, Series 2017-49A, Class B, 3.05%, 7/18/2030 (a)(b)	8,000,000	8,052,584
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	3,892,565	3,901,223
HERO Funding Trust
Series 2015-2A, Class A, 3.99%, 9/20/2040 (a)	5,886,013	6,028,321
Series 2014-2A, Class A, 3.99%, 9/21/2040 (a)	2,374,879	2,431,562
Neuberger Berman CLO XVI Ltd.
Series 2014-16A, Class A1R, 2.81%, 4/15/2026 (a)(b)	4,000,000	3,998,512
Series 2014-16A, Class B2R, 3.53%, 4/15/2026 (a)(b)	2,000,000	1,998,504
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 2.59%, 4/19/2030 (a)(b)	6,000,000	6,043,824
Newcastle Mortgage Securities Trust, Series 2006-1, Class M2, 1.92%, 3/25/2036 (b)	12,000,000	11,874,078
NRZ Advance Receivables Trust Advance Receivables Backed
Series 2016-T1, Class AT1, 2.75%, 6/15/2049 (a)	4,500,000	4,452,061
Series 2016-T3, Class AT3, 2.83%, 10/16/2051 (a)	20,000,000	19,644,102
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 (a)(c)	1,372,266	1,370,289

10

Statement of Investments (Continued)

December 31, 2017

NVIT Core Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)	$8,150,000	$8,097,840
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 2.39%, 8/25/2034 (b)	5,245,345	5,268,779
Thacher Park CLO Ltd., Series 2014-1A, Class BR, 2.91%, 10/20/2026 (a)(b)	10,000,000	9,991,500
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.50%, 2/25/2047 (a)(c)	913,177	914,495

		151,774,089

Total Asset-Backed Securities (cost $257,349,987)		261,123,395

Collateralized Mortgage Obligations 2.3%
Chase Mortgage Trust
Series 2016-1, Class M2, 3.75%, 4/25/2045 (a)(b)	2,182,393	2,210,285
Series 2016-2, Class M2, 3.75%, 12/25/2045 (a)(b)	12,618,862	12,759,863
Citigroup Mortgage Loan Trust, Inc., Series 2015-A, Class A1, 3.50%, 6/25/2058 (a)(b)	2,478,957	2,508,776
FHLMC REMICS
Series 2653, Class C, 3.88%, 6/15/2023	1,208,174	1,218,825
Series 3665, Class KA, 3.00%, 5/15/2036	1,099,250	1,107,906
FNMA REMICS
Series 2007-6, Class PA, 5.50%, 2/25/2037	250,749	262,624
Series 2010-122, Class TG, 3.00%, 4/25/2039	1,049,787	1,056,280
Series 2009-78, Class BM, 4.00%, 6/25/2039	811,133	829,714
GNMA REMICS
Series 2010-37, Class ML, 4.50%, 12/20/2038	3,142,483	3,223,859
Series 2010-112, Class QM, 2.50%, 9/20/2039	1,250,413	1,242,680
Impac Secured Assets Corp., Series 2004-3, Class 1A5, 2.49%, 11/25/2034 (b)	326,873	325,840
New Residential Mortgage Loan Trust
Series 2014-2A, Class A3, 3.75%, 5/25/2054 (a)(b)	1,754,532	1,780,539
Series 2016-4A, Class A1, 3.75%, 11/25/2056 (a)(b)	2,910,377	2,973,796
RCO Trust, Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a)(b)	3,931,353	3,931,344

Total Collateralized Mortgage Obligations (cost $35,661,163)		35,432,331

Commercial Mortgage-Backed Securities 4.7%

	Principal Amount	Value

AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/2029 (a)	$5,000,000	$5,030,725
BB-UBS Trust, Series 2012-SHOW, Class B, 3.88%, 11/5/2036 (a)	5,000,000	5,075,054
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/2031 (a)(b)	7,388,000	7,307,969
COMM Mortgage Trust, Series 2014-TWC, Class B, 3.03%, 2/13/2032 (a)(b)	10,000,000	10,038,599
CSMC Trust, Series 2015-GLPA, Class A, 3.88%, 11/15/2037 (a)	10,000,000	10,517,336
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.00%, 11/10/2046 (a)	2,250,000	2,373,137
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.32%, 4/15/2041 (b)	649,828	650,933
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class 300B, 4.00%, 8/15/2031	10,500,000	10,787,147
Morgan Stanley Capital I Trust
Series 2014-CPT, Class AM, 3.40%, 7/13/2029 (a)(b)	3,500,000	3,566,038
Series 2014-CPT, Class C, 3.45%, 7/13/2029 (a)(b)	11,000,000	11,069,685
Series 2011-C1, Class A4, 5.03%, 9/15/2047 (a)(b)	3,000,000	3,157,450
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.62%, 9/15/2057	5,000,000	5,189,427

Total Commercial Mortgage-Backed Securities (cost $74,906,081)		74,763,500

Corporate Bonds 53.2%
Aerospace & Defense 0.8%
Huntington Ingalls Industries, Inc., 3.48%, 12/1/2027 (a)	3,750,000	3,740,625
Lockheed Martin Corp., 3.55%, 1/15/2026	5,250,000	5,451,472
United Technologies Corp., 4.15%, 5/15/2045	3,000,000	3,195,788

		12,387,885

Automobiles 0.8%
Hyundai Capital America, 2.88%, 8/9/2018 (a)	5,000,000	5,010,410
2.60%, 3/19/2020 (a)	8,000,000	7,934,798

		12,945,208

11

Statement of Investments (Continued)

December 31, 2017

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks 7.2%
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 1.04%), 2.40%, 1/15/2019 (d)	$10,000,000	$10,082,998
4.20%, 8/26/2024	5,000,000	5,265,354
Series L, 3.95%, 4/21/2025	3,500,000	3,619,415
4.25%, 10/22/2026	3,000,000	3,161,503
Series L, 4.18%, 11/25/2027	4,000,000	4,177,065
BNP Paribas SA, 4.38%, 5/12/2026 (a)	3,500,000	3,659,820
Citigroup, Inc., 2.50%, 7/29/2019	5,000,000	5,015,344
4.45%, 9/29/2027	5,000,000	5,293,513
Citizens Financial Group, Inc., 4.35%, 8/1/2025	6,200,000	6,448,904
4.30%, 12/3/2025	4,000,000	4,195,532
Cooperatieve Rabobank UA, 4.63%, 12/1/2023	5,000,000	5,359,766
Fifth Third Bank, 2.88%, 10/1/2021	5,000,000	5,049,070
HSBC Bank USA NA, 4.88%, 8/24/2020	3,000,000	3,172,617
HSBC Holdings plc, 4.38%, 11/23/2026	5,000,000	5,220,091
Huntington Bancshares, Inc., 7.00%, 12/15/2020 (e)	2,500,000	2,795,662
2.30%, 1/14/2022	5,000,000	4,919,488
ING Groep NV, 3.95%, 3/29/2027	5,000,000	5,212,626
JPMorgan Chase & Co.,
Series I, (ICE LIBOR USD 3 Month + 3.47%), 7.90%, 04/30/18 (d)(f)	1,000,000	1,012,500
3.88%, 9/10/2024	3,000,000	3,129,368
4.95%, 6/1/2045	1,500,000	1,743,385
People’s United Bank NA, 4.00%, 7/15/2024	2,000,000	2,019,951
PNC Bank NA, 2.70%, 11/1/2022	10,300,000	10,249,335
UBS Group Funding Switzerland AG, 2.95%, 9/24/2020 (a)	5,000,000	5,052,098
2.65%, 2/1/2022 (a)	5,000,000	4,943,382
4.13%, 4/15/2026 (a)	2,000,000	2,097,097

		112,895,884

Beverages 1.2%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/2023	5,000,000	5,116,467
3.65%, 2/1/2026	6,000,000	6,191,865
4.90%, 2/1/2046	2,000,000	2,317,978
Dr Pepper Snapple Group, Inc., 3.40%, 11/15/2025	6,000,000	6,063,816

		19,690,126

Biotechnology 1.3%
AbbVie, Inc., 2.30%, 5/14/2021	3,500,000	3,474,426
3.60%, 5/14/2025	6,000,000	6,168,454
3.20%, 5/14/2026	2,000,000	1,994,088
Celgene Corp., 4.63%, 5/15/2044	2,350,000	2,507,271

Corporate Bonds (continued)

	Principal Amount	Value

Biotechnology (continued)
Gilead Sciences, Inc., 4.80%, 4/1/2044	$3,000,000	$3,480,973
4.50%, 2/1/2045	2,500,000	2,778,563

		20,403,775

Capital Markets 1.5%
FMR LLC, 7.49%, 6/15/2019 (a)	3,250,000	3,476,168
6.50%, 12/14/2040 (a)	3,000,000	4,095,010
5.15%, 2/1/2043 (a)	1,000,000	1,192,756
Goldman Sachs Group, Inc. (The),
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	7,000,000	7,101,205
Morgan Stanley, 5.75%, 1/25/2021	2,000,000	2,179,471
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	5,000,000	5,046,019

		23,090,629

Chemicals 1.2%
Agrium, Inc., 7.13%, 5/23/2036	1,500,000	2,025,853
5.25%, 1/15/2045	2,500,000	2,908,670
CF Industries, Inc., 7.13%, 5/1/2020	2,346,000	2,557,844
Cytec Industries, Inc., 3.95%, 5/1/2025	5,750,000	5,886,614
Mosaic Global Holdings, Inc., 7.38%, 8/1/2018	5,000,000	5,107,616

		18,486,597

Commercial Services & Supplies 0.1%
Clean Harbors, Inc., 5.13%, 6/1/2021	1,800,000	1,818,000

Consumer Finance 1.8%
Ford Motor Credit Co. LLC, 3.16%, 8/4/2020	5,500,000	5,567,170
3.22%, 1/9/2022	3,500,000	3,521,563
3.10%, 5/4/2023	2,000,000	1,988,543
3.81%, 1/9/2024	3,750,000	3,828,227
Navient Solutions LLC, 0.00%, 10/3/2022 (g)	14,956,000	13,125,387

		28,030,890

Diversified Financial Services 2.0%
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/2020	10,713,000	10,663,607
HERO Funding Trust, 4.28%, 9/20/2041	3,271,286	3,374,040
Shell International Finance BV, 3.25%, 5/11/2025	4,000,000	4,110,750
4.38%, 5/11/2045	3,000,000	3,373,118
Siemens Financieringsmaatschappij NV, 2.90%, 5/27/2022 (a)	1,500,000	1,516,774
3.25%, 5/27/2025 (a)	9,000,000	9,149,610

		32,187,899

12

Statement of Investments (Continued)

December 31, 2017

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services 2.5%
AT&T, Inc., 3.40%, 5/15/2025	$5,500,000	$5,407,327
3.90%, 8/14/2027	6,000,000	6,040,091
4.30%, 2/15/2030 (a)	11,522,000	11,489,794
CCO Holdings LLC, 5.13%, 2/15/2023	500,000	511,250
5.75%, 2/15/2026 (a)	1,800,000	1,869,750
5.13%, 5/1/2027 (a)	5,000,000	4,925,000
Verizon Communications, Inc., 3.50%, 11/1/2024	4,000,000	4,071,708
3.38%, 2/15/2025 (a)	4,980,000	4,998,809

		39,313,729

Electric Utilities 2.3%
Emera US Finance LP, 3.55%, 6/15/2026	3,750,000	3,760,744
Entergy Arkansas, Inc., 3.50%, 4/1/2026	8,255,000	8,518,388
Eversource Energy, 2.50%, 3/15/2021	10,000,000	9,936,616
ITC Holdings Corp., 3.65%, 6/15/2024	7,000,000	7,181,004
Public Service Co. of Colorado, 2.90%, 5/15/2025	2,000,000	1,988,184
Southern Co. (The), 2.35%, 7/1/2021	4,500,000	4,473,301

		35,858,237

Energy Equipment & Services 1.4%
Helmerich & Payne International Drilling Co., 4.65%, 3/15/2025	1,200,000	1,263,179
Noble Holding International Ltd., 3.95%, 3/15/2022	10,000,000	8,500,000
Rowan Cos., Inc., 4.88%, 6/1/2022	2,830,000	2,667,275
4.75%, 1/15/2024 (e)	5,000,000	4,400,000
Schlumberger Holdings Corp., 4.00%, 12/21/2025 (a)	5,000,000	5,254,205

		22,084,659

Equity Real Estate Investment Trusts (REITs) 2.9%
CoreCivic, Inc., 4.13%, 4/1/2020	2,300,000	2,334,500
Corporate Office Properties LP, 3.70%, 6/15/2021	12,500,000	12,734,030
Kite Realty Group LP, 4.00%, 10/1/2026	3,750,000	3,547,915
Liberty Property LP, 3.38%, 6/15/2023	1,000,000	1,013,289
3.75%, 4/1/2025	9,000,000	9,216,374
Piedmont Operating Partnership LP, 4.45%, 3/15/2024	10,000,000	10,408,210
WEA Finance LLC, 2.70%, 9/17/2019 (a)	7,000,000	7,037,793

		46,292,111

Food & Staples Retailing 0.4%
CVS Pass-Through Trust, 6.04%, 12/10/2028	5,992,039	6,661,270

Corporate Bonds (continued)

	Principal Amount	Value

Food Products 1.4%
Conagra Brands, Inc., 4.95%, 8/15/2020	$1,091,000	$1,152,792
Grupo Bimbo SAB de CV, 3.88%, 6/27/2024 (a)	4,000,000	4,125,226
McCormick & Co., Inc., 3.15%, 8/15/2024	3,500,000	3,518,545
3.40%, 8/15/2027	3,000,000	3,039,288
Tyson Foods, Inc., 3.95%, 8/15/2024	9,100,000	9,570,210

		21,406,061

Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co., 3.73%, 12/15/2024	1,848,000	1,892,715

Health Care Providers & Services 1.0%
Dignity Health, 3.13%, 11/1/2022	6,000,000	6,030,479
3.81%, 11/1/2024	4,000,000	4,129,870
Express Scripts Holding Co., 4.75%, 11/15/2021	5,000,000	5,327,144

		15,487,493

Hotels, Restaurants & Leisure 0.4%
1011778 BC ULC, 5.00%, 10/15/2025 (a)	1,500,000	1,511,250
Royal Caribbean Cruises Ltd., 3.70%, 3/15/2028	5,000,000	4,954,613

		6,465,863

Household Durables 0.7%
Newell Brands, Inc., 3.15%, 4/1/2021	2,000,000	2,022,376
3.85%, 4/1/2023	4,000,000	4,139,042
4.20%, 4/1/2026	4,000,000	4,177,633

		10,339,051

Independent Power and Renewable Electricity Producers 0.3%
Exelon Generation Co. LLC, 4.25%, 6/15/2022	5,000,000	5,246,766

Industrial Conglomerates 0.3%
General Electric Co., 6.00%, 8/7/2019	573,000	607,146
5.30%, 2/11/2021	1,718,000	1,855,081
4.65%, 10/17/2021	1,432,000	1,541,742
5.40%, 5/15/2022	1,125,000	1,223,491

		5,227,460

Insurance 3.0%
Five Corners Funding Trust, 4.42%, 11/15/2023 (a)	12,750,000	13,663,265
Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	8,000,000	8,632,330
MassMutual Global Funding II, 3.60%, 4/9/2024 (a)	3,000,000	3,138,506
Metropolitan Life Global Funding I, 3.45%, 12/18/2026 (a)	7,500,000	7,707,095

13

Statement of Investments (Continued)

December 31, 2017

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Nuveen Finance LLC, 2.95%, 11/1/2019 (a)	$2,000,000	$2,019,121
4.13%, 11/1/2024 (a)	11,650,000	12,294,921

		47,455,238

Internet & Direct Marketing Retail 0.5%
Amazon.com, Inc., 2.80%, 8/22/2024 (a)	7,500,000	7,477,203

IT Services 0.6%
Visa, Inc., 3.15%, 12/14/2025	9,000,000	9,200,676

Media 1.8%
21st Century Fox America, Inc., 3.70%, 10/15/2025	4,500,000	4,696,051
Charter Communications Operating LLC, 4.91%, 7/23/2025	5,000,000	5,315,926
Comcast Corp., 3.38%, 8/15/2025	5,500,000	5,644,562
Discovery Communications LLC, 4.90%, 3/11/2026 (e)	5,500,000	5,867,426
NBCUniversal Media LLC, 4.38%, 4/1/2021	4,000,000	4,239,519
Time Warner Cable LLC, 6.75%, 7/1/2018	3,250,000	3,322,037

		29,085,521

Metals & Mining 0.1%
Glencore Finance Canada Ltd., 4.95%, 11/15/2021 (a)	2,000,000	2,134,043

Multiline Retail 0.2%
Dollar Tree, Inc., 5.75%, 3/1/2023	3,500,000	3,666,250

Multi-Utilities 1.9%
Ameren Corp., 3.65%, 2/15/2026	4,900,000	5,021,470
Ameren Illinois Co., 3.25%, 3/1/2025	5,500,000	5,605,479
Black Hills Corp., 3.95%, 1/15/2026	4,640,000	4,802,738
3.15%, 1/15/2027	2,000,000	1,949,002
DTE Energy Co.,
Series B, 3.30%, 6/15/2022	4,000,000	4,059,007
Southern Co. Gas Capital Corp., 3.88%, 11/15/2025	7,000,000	7,223,235
3.25%, 6/15/2026	1,250,000	1,240,734

		29,901,665

Oil, Gas & Consumable Fuels 7.8%
Anadarko Petroleum Corp., 5.55%, 3/15/2026 (e)	6,000,000	6,731,903
Baytex Energy Corp., 5.13%, 6/1/2021 (a)	4,800,000	4,572,000
Boardwalk Pipelines LP, 4.95%, 12/15/2024	4,750,000	5,088,635

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
BP AMI Leasing, Inc., 5.52%, 5/8/2019 (a)	$3,000,000	$3,122,003
BP Capital Markets plc, 3.56%, 11/1/2021	8,000,000	8,315,288
Canadian Natural Resources Ltd., 2.95%, 1/15/2023	3,000,000	2,986,566
3.85%, 6/1/2027	3,750,000	3,827,508
4.95%, 6/1/2047	1,125,000	1,259,028
Continental Resources, Inc., 4.50%, 4/15/2023 (e)	5,396,875	5,504,813
Enbridge Energy Partners LP, 5.20%, 3/15/2020	4,500,000	4,735,959
7.38%, 10/15/2045	4,200,000	5,580,809
Energy Transfer Equity LP, 5.50%, 6/1/2027	4,000,000	4,080,000
Energy Transfer LP, 4.20%, 4/15/2027	4,000,000	3,979,209
6.50%, 2/1/2042	2,000,000	2,264,630
Enterprise Products Operating LLC, 4.85%, 3/15/2044	2,000,000	2,177,083
Kinder Morgan Energy Partners LP, 4.15%, 2/1/2024	5,000,000	5,185,578
Kinder Morgan, Inc., 5.55%, 6/1/2045	1,500,000	1,641,591
Marathon Oil Corp., 2.80%, 11/1/2022	2,000,000	1,980,516
3.85%, 6/1/2025	3,000,000	3,053,810
6.60%, 10/1/2037	2,500,000	3,132,327
MPLX LP, 4.88%, 6/1/2025	1,500,000	1,607,580
Murphy Oil Corp., 4.45%, 12/1/2022 (e)	8,016,000	8,046,060
Nexen Energy ULC, 7.40%, 5/1/2028	2,000,000	2,577,650
NGPL PipeCo LLC, 4.38%, 8/15/2022 (a)	1,250,000	1,271,094
Petroleos Mexicanos, 3.50%, 1/30/2023	5,000,000	4,895,000
5.63%, 1/23/2046	2,000,000	1,851,000
Sabine Pass Liquefaction LLC, 5.63%, 3/1/2025	1,500,000	1,654,513
5.88%, 6/30/2026	2,000,000	2,246,937
4.20%, 3/15/2028	1,750,000	1,770,615
Spectra Energy Partners LP, 4.60%, 6/15/2021	2,700,000	2,854,499
4.75%, 3/15/2024	8,500,000	9,241,006
WPX Energy, Inc., 6.00%, 1/15/2022 (e)	4,800,000	5,016,000

		122,251,210

Pharmaceuticals 1.4%
Actavis, Inc., 3.25%, 10/1/2022	7,000,000	7,021,564
Allergan Funding SCS, 3.85%, 6/15/2024	1,500,000	1,537,114
3.80%, 3/15/2025	1,000,000	1,018,047
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/2026	6,000,000	5,866,516

14

Statement of Investments (Continued)

December 31, 2017

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/2023	$4,000,000	$3,483,242
3.15%, 10/1/2026 (e)	3,500,000	2,889,763

		21,816,246

Road & Rail 0.6%
Burlington Northern Santa Fe LLC, 4.90%, 4/1/2044	5,500,000	6,592,985
Union Pacific Corp., 2.75%, 4/15/2023	2,250,000	2,258,799

		8,851,784

Semiconductors & Semiconductor Equipment 0.5%
QUALCOMM, Inc., 2.60%, 1/30/2023	8,000,000	7,803,332

Software 0.7%
Microsoft Corp., 3.30%, 2/6/2027	5,500,000	5,673,256
Oracle Corp., 2.40%, 9/15/2023	5,000,000	4,937,471

		10,610,727

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc., 3.00%, 2/9/2024	5,250,000	5,316,639
2.45%, 8/4/2026	4,000,000	3,833,786

		9,150,425

Thrifts & Mortgage Finance 0.6%
BPCE SA, 5.70%, 10/22/2023 (a)	3,000,000	3,323,958
4.50%, 3/15/2025 (a)	6,500,000	6,793,802

		10,117,760

Tobacco 1.0%
Altria Group, Inc., 4.75%, 5/5/2021	4,000,000	4,289,523
4.00%, 1/31/2024	3,250,000	3,447,864
Reynolds American, Inc., 4.85%, 9/15/2023	7,000,000	7,622,462

		15,359,849

Trading Companies & Distributors 0.1%
GATX Corp., 5.20%, 3/15/2044	1,000,000	1,152,194

Water Utilities 0.2%
American Water Capital Corp., 3.85%, 3/1/2024	2,550,000	2,680,779

Total Corporate Bonds (cost $815,940,032)		836,927,210

Loan Participations 1.1%

	Principal Amount	Value

Air Freight & Logistics 0.1%
Capstone Logistics, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 6.07%, 10/7/2021 (d)	$977,728	$962,251

Electrical Equipment 0.1%
Sensata Technologies BV, Term Loan, (ICE LIBOR USD 1 Month + 1.75%), 3.21%, 10/14/2021 (d)	1,864,732	1,871,277

Health Care Providers & Services 0.1%
Community Health Systems, Inc., 1st Lien Tranche G Term Loan, (ICE LIBOR USD 3 Month + 2.75%), 4.23%, 12/31/2019 (d)	504,293	487,732
Community Health Systems, Inc., 1st Lien Tranche H Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.48%, 1/27/2021 (d)	933,803	889,895

		1,377,627

IT Services 0.3%
First Data Corp., 1st Lien New Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.80%, 7/8/2022 (d)	2,977,623	2,979,261
Si Organization/Vencore Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.75%), 6.44%, 11/23/2019 (d)	1,783,309	1,796,684

		4,775,945

Software 0.3%
TIBCO Software, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.07%, 12/4/2020 (d)	4,863,156	4,872,299

Specialty Retail 0.2%
Camping World, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.39%, 11/8/2023 (d)	1,329,570	1,336,936
PetSmart Inc., 1st Lien Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.57%, 3/11/2022 (d)	1,950,000	1,554,520

		2,891,456

Total Loan Participation (cost $17,048,396)		16,750,855

Mortgage-Backed Securities 13.1%
FNMA Pool
Pool# 464279 4.30%, 7/1/2021	1,506,937	1,537,122
Pool# 874296 6.35%, 2/1/2025	2,358,433	2,600,728
Pool# 464969 6.34%, 4/1/2028	2,420,044	2,888,992
Pool# 468516 5.17%, 6/1/2028	912,500	1,008,759
Pool# AM7073 6.41%, 1/1/2030	1,527,268	1,719,984

15

Statement of Investments (Continued)

December 31, 2017

NVIT Core Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 468127 5.70%, 5/1/2041	$1,205,285	$1,379,949
Pool# AR9398 3.50%, 6/1/2043	2,396,887	2,468,937
Pool# AN0360 3.95%, 12/1/2045	10,000,000	10,976,485
Pool# BC0180 4.00%, 1/1/2046	10,000,000	10,460,704
Pool# AS7908 3.00%, 9/1/2046	32,770,549	32,787,212
Pool# BC9003 3.00%, 11/1/2046	48,181,482	48,205,981
Pool# AS8483 3.00%, 12/1/2046	7,948,531	7,952,573
Pool# MA2863 3.00%, 1/1/2047	24,000,000	24,012,203
Pool# AS8784 3.00%, 2/1/2047	7,742,034	7,745,970
Pool# BM2003 4.00%, 10/1/2047	24,000,000	25,102,347
Pool# BJ3716 3.50%, 12/1/2047	10,000,000	10,273,513
FNMA TBA 3.50%, 1/25/2047	15,000,000	15,400,782

Total Mortgage-Backed Securities (cost $207,291,882)		206,522,241

Municipal Bonds 2.4%
California 1.3%
Northern California Power Agency, RB, Series B, 7.31%, 6/1/2040	3,885,000	5,329,443
State of California, GO 5.70%, 11/1/2021	10,250,000	11,429,160
6.65%, 3/1/2022	4,000,000	4,540,640

		21,299,243

District of Columbia 0.8%
Metropolitan Washington Airports Authority, RB
Series D, 7.46%, 10/1/2046	6,000,000	9,205,740
Series D, 8.00%, 10/1/2047	2,000,000	2,872,580

		12,078,320

New York 0.3%
New York City Transitional Finance Authority, RB, Series Subseries B-2, 2.40%, 8/1/2025	4,220,000	4,061,201

Total Municipal Bonds (cost $33,532,794)		37,438,764

U.S. Government Agency Securities 1.4%

	Principal Amount	Value

FHLB, 5.00%, 3/12/2021	$5,000,000	$5,445,910
Tennessee Valley Authority, 5.88%, 4/1/2036	11,793,000	16,581,772

Total U.S. Government Agency Securities (cost $19,543,955)		22,027,682

U.S. Treasury Obligations 4.7%
U.S. Treasury Notes 1.63%, 10/15/2020	6,000,000	5,946,797
1.75%, 11/30/2021	9,000,000	8,874,492
2.00%, 5/31/2024	45,000,000	44,159,766
2.25%, 10/31/2024	15,000,000	14,930,859

Total U.S. Treasury Obligations (cost $74,837,511)		73,911,914

Repurchase Agreements 1.0%
ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $6,531,028, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $6,660,597. (h)(i)	6,529,998	6,529,998
Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $10,001,556, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $10,200,002. (h)(i)	10,000,000	10,000,000

Total Repurchase Agreements (cost $16,529,998)		16,529,998

Total Investments (cost $1,552,641,799) — 100.5%		1,581,427,890

Liabilities in excess of other assets — (0.5)%		(7,903,878)

NET ASSETS — 100.0%		$1,573,524,012

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $436,041,025 which represents 27.71% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool

16

Statement of Investments (Continued)

December 31, 2017

NVIT Core Bond Fund (Continued)

of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2017.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2017.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.

(e)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $25,464,122, which was collateralized by cash used to purchase repurchase agreements with a total value of $16,529,998 and by $9,766,794 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 6/21/2018 - 8/15/2047, a total value of $26,296,792.

(f)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2017. The maturity date reflects the next call date.

(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.
(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $16,529,998.

(i)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

CLO	Collateralized Loan Obligations

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	471	3/2018	USD	100,845,516	(228,690)
U.S. Treasury Long Bond	1,272	3/2018	USD	194,616,000	105,607

					(123,083)

Short Contracts
U.S. Treasury 10 Year Note	(1,620)	3/2018	USD	(200,955,938)	(130,693)
U.S. Treasury 5 Year Note	(1,687)	3/2018	USD	(195,968,773)	835,328

					704,635

					581,552

At December 31, 2017, the Fund had $1,546,849 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2017

NVIT Core Bond Fund
Assets:
Investment securities, at value* (cost $1,536,111,801)	$1,564,897,892
Repurchase agreements, at value (cost $16,529,998)	16,529,998
Cash	20,976,861
Deposits with broker for futures contracts	1,546,849
Interest receivable	10,478,763
Security lending income receivable	6,637
Receivable for investments sold	14,583
Receivable for capital shares issued	114,440
Receivable for variation margin on futures contracts	578,114
Prepaid expenses	2,438

Total Assets	1,615,146,575

Liabilities:
Payable for investments purchased	15,417,708
Payable for capital shares redeemed	8,998,335
Payable upon return of securities loaned (Note 2)	16,529,998
Accrued expenses and other payables:
Investment advisory fees	525,728
Fund administration fees	49,927
Distribution fees	23,884
Administrative servicing fees	16,233
Accounting and transfer agent fees	2,075
Trustee fees	246
Custodian fees	8,536
Compliance program costs (Note 3)	1,530
Professional fees	32,140
Printing fees	8,087
Other	8,136

Total Liabilities	41,622,563

Net Assets	$1,573,524,012

Represented by:
Capital	$1,549,064,897
Accumulated undistributed net investment income	3,874,232
Accumulated net realized losses from investment securities and futures contracts	(8,782,760)
Net unrealized appreciation/(depreciation) in investment securities	28,786,091
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	581,552

Net Assets	$1,573,524,012

Net Assets:
Class I Shares	$15,215,669
Class II Shares	103,549,044
Class Y Shares	1,454,759,299

Total	$1,573,524,012

18

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Core Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,409,228
Class II Shares	9,623,801
Class Y Shares	134,863,408

Total	145,896,437

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.80
Class II Shares	$10.76
Class Y Shares	$10.79

*	Includes value of securities on loan of $25,464,122 (Note 2).

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2017

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$54,539,522
Income from securities lending (Note 2)	177,142

Total Income	54,716,664

EXPENSES:
Investment advisory fees	6,098,350
Fund administration fees	462,839
Distribution fees Class II Shares	264,341
Administrative servicing fees Class I Shares	23,000
Administrative servicing fees Class II Shares	158,605
Professional fees	80,674
Printing fees	16,603
Trustee fees	47,097
Custodian fees	57,049
Accounting and transfer agent fees	13,350
Compliance program costs (Note 3)	6,247
Other	28,748

Total Expenses	7,256,903

NET INVESTMENT INCOME	47,459,761

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	2,758,187
Expiration or closing of futures contracts (Note 2)	(902,236)

Net realized gains	1,855,951

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	18,048,090
Futures contracts (Note 2)	1,305,139

Net change in unrealized appreciation/depreciation	19,353,229

Net realized/unrealized gains	21,209,180

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$68,668,941

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Core Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$47,459,761	$46,226,841
Net realized gains (losses)	1,855,951	(7,773,516)
Net change in unrealized appreciation/depreciation	19,353,229	42,941,508

Change in net assets resulting from operations	68,668,941	81,394,833

Distributions to Shareholders From:
Net investment income:
Class I	(454,981)	(470,701)
Class II	(3,092,870)	(2,814,432)
Class Y	(45,086,551)	(44,865,995)
Net realized gains:
Class I	–	(27,441)
Class II	–	(173,358)
Class Y	–	(2,414,862)

Change in net assets from shareholder distributions	(48,634,402)	(50,766,789)

Change in net assets from capital transactions	59,260,067	(59,766,745)

Change in net assets	79,294,606	(29,138,701)

Net Assets:
Beginning of year	1,494,229,406	1,523,368,107

End of year	$1,573,524,012	$1,494,229,406

Accumulated undistributed net investment income at end of year	$3,874,232	$4,232,217

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,594,602	$5,762,078
Dividends reinvested	454,981	498,142
Cost of shares redeemed	(3,313,900)	(5,161,088)

Total Class I Shares	(264,317)	1,099,132

Class II Shares
Proceeds from shares issued	25,426,952	14,768,633
Dividends reinvested	3,092,870	2,987,790
Cost of shares redeemed	(25,683,460)	(17,425,888)

Total Class II Shares	2,836,362	330,535

Class Y Shares
Proceeds from shares issued	111,375,056	30,962,680
Dividends reinvested	45,086,551	47,280,857
Cost of shares redeemed	(99,773,585)	(139,439,949)

Total Class Y Shares	56,688,022	(61,196,412)

Change in net assets from capital transactions	$59,260,067	$(59,766,745)

21

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	238,387	527,230
Reinvested	41,989	46,612
Redeemed	(303,888)	(468,355)

Total Class I Shares	(23,512)	105,487

Class II Shares
Issued	2,338,848	1,354,597
Reinvested	286,490	280,322
Redeemed	(2,367,015)	(1,621,303)

Total Class II Shares	258,323	13,616

Class Y Shares
Issued	10,277,664	2,839,914
Reinvested	4,164,730	4,429,638
Redeemed	(9,135,454)	(12,865,396)

Total Class Y Shares	5,306,940	(5,595,844)

Total change in shares	5,541,751	(5,476,741)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2017	$10.66	0.32	0.15	0.47	(0.33)	–	(0.33)	–	$10.80	4.40%		$15,215,669	0.59%	2.94%	0.59%	37.76%
Year Ended December 31, 2016	$10.46	0.32	0.24	0.56	(0.34)	(0.02)	(0.36)	–	$10.66	5.35%		$15,269,054	0.59%	2.91%	0.59%	65.34%
Year Ended December 31, 2015	$10.92	0.33	(0.41)	(0.08)	(0.33)	(0.05)	(0.38)	–	$10.46	(0.72%	)	$13,877,606	0.59%	2.99%	0.59%	26.89%
Year Ended December 31, 2014	$10.69	0.31	0.23	0.54	(0.31)	–	(0.31)	–	$10.92	5.06%		$16,257,526	0.59%	2.79%	0.59%	31.66%
Year Ended December 31, 2013	$11.31	0.30	(0.51)	(0.21)	(0.29)	(0.12)	(0.41)	–	$10.69	(1.91%	)	$13,398,109	0.60%	2.68%	0.60%	33.61%

Class II Shares
Year Ended December 31, 2017	$10.62	0.29	0.15	0.44	(0.30)	–	(0.30)	–	$10.76	4.18%		$103,549,044	0.84%	2.68%	0.84%	37.76%
Year Ended December 31, 2016	$10.43	0.29	0.23	0.52	(0.31)	(0.02)	(0.33)	–	$10.62	5.00%		$99,499,029	0.84%	2.66%	0.84%	65.34%
Year Ended December 31, 2015	$10.88	0.30	(0.40)	(0.10)	(0.30)	(0.05)	(0.35)	–	$10.43	(0.88%	)	$97,493,594	0.84%	2.73%	0.84%	26.89%
Year Ended December 31, 2014	$10.66	0.28	0.22	0.50	(0.28)	–	(0.28)	–	$10.88	4.68%		$102,727,503	0.84%	2.54%	0.84%	31.66%
Year Ended December 31, 2013	$11.28	0.27	(0.51)	(0.24)	(0.26)	(0.12)	(0.38)	–	$10.66	(2.13%	)	$111,094,728	0.84%	2.43%	0.84%	33.61%

Class Y Shares
Year Ended December 31, 2017	$10.65	0.34	0.15	0.49	(0.35)	–	(0.35)	–	$10.79	4.56%		$1,454,759,299	0.44%	3.09%	0.44%	37.76%
Year Ended December 31, 2016	$10.45	0.33	0.25	0.58	(0.36)	(0.02)	(0.38)	–	$10.65	5.51%		$1,379,461,323	0.44%	3.07%	0.44%	65.34%
Year Ended December 31, 2015	$10.91	0.34	(0.40)	(0.06)	(0.35)	(0.05)	(0.40)	–	$10.45	(0.56%	)	$1,411,996,907	0.44%	3.14%	0.44%	26.89%
Year Ended December 31, 2014	$10.69	0.33	0.21	0.54	(0.32)	–	(0.32)	–	$10.91	5.11%		$1,420,653,528	0.44%	2.94%	0.44%	31.66%
Year Ended December 31, 2013	$11.31	0.31	(0.50)	(0.19)	(0.31)	(0.12)	(0.43)	–	$10.69	(1.72%	)	$1,258,711,203	0.44%	2.83%	0.44%	33.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as a fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

24

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value

25

Notes to Financial Statements (Continued)

December 31, 2017

or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities
Airlines	$—	$54,896,993	$—	$54,896,993
Automobiles	—	40,050,130	—	40,050,130
Home Equity	—	14,402,183	—	14,402,183
Other	—	151,774,089	—	151,774,089
Total Asset-Backed Securities	$—	$261,123,395	$—	$261,123,395
Collateralized Mortgage Obligations	—	35,432,331	—	35,432,331
Commercial Mortgage-Backed Securities	—	74,763,500	—	74,763,500
Corporate Bonds	—	836,927,210	—	836,927,210
Futures Contracts	940,935	—	—	940,935
Loan Participations	—	16,750,855	—	16,750,855
Mortgage-Backed Securities	—	206,522,241	—	206,522,241
Municipal Bonds	—	37,438,764	—	37,438,764
Repurchase Agreements	—	16,529,998	—	16,529,998
U.S. Government Agency Securities	—	22,027,682	—	22,027,682
U.S. Treasury Obligations	—	73,911,914	—	73,911,914
Total Assets	$940,935	$1,581,427,890	$—	$1,582,368,825
Liabilities:
Futures Contracts	$(359,383)	$—	$—	$(359,383)
Total Liabilities	$(359,383)	$—	$—	$(359,383)
Total	$581,552	$1,581,427,890	$—	$1,582,009,442

Amounts designated as “—” are zero or have been rounded to zero.

26

Notes to Financial Statements (Continued)

December 31, 2017

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Asset-Backed Securities	Total
Balance as of 12/31/2016	$4,707,829	$4,707,829
Accrued Accretion/(Amortization)	—	—
Realized Gains (Losses)	—	—
Change in Unrealized Appreciation/Depreciation	—	—
Purchases	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	(4,707,829)	(4,707,829)
Balance as of 12/31/2017	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to modify exposure to volatility. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

27

Notes to Financial Statements (Continued)

December 31, 2017

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Receivable for variation margin on futures contracts” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$940,935
Total		$940,935
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(359,383)
Total		$(359,383)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$(902,236)
Total	$(902,236)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$1,305,139
Total	$1,305,139

28

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the Fund’s average volume of derivative instruments held during the Year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$265,585,988
Average Notional Balance Short	$294,937,990

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $16,529,998, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (f) in the Statement of Investments.

29

Notes to Financial Statements (Continued)

December 31, 2017

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% -4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

30

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$6,529,998	$—	$6,529,998	$(6,529,998)	$—
Nomura Securities International, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$16,529,998	$—	$16,529,998	$(16,529,998)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

31

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities and Futures Contracts
$—	$816,656	$(816,656)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

32

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.39%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $1,864,700.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $462,839 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $6,247.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $181,605.

33

Notes to Financial Statements (Continued)

December 31, 2017

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $652,586,655 and sales of $576,804,585 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2017, the Fund had purchases of $84,869,858 and sales of $29,950,521 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral

34

Notes to Financial Statements (Continued)

December 31, 2017

itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by

35

Notes to Financial Statements (Continued)

December 31, 2017

Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

36

Notes to Financial Statements (Continued)

December 31, 2017

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,634,402	$—	$48,634,402	$—	$48,634,402

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

37

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,151,910	$2,614,879	$50,766,789	$—	$50,766,789

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,859,155	$—	$3,859,155	$(8,201,202)	$28,801,162	$24,459,115

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,553,221,953	$38,701,244	$(9,913,755)	$28,787,489

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$8,201,202	Unlimited

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized of $2,546,438 and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Core Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

40

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

41

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

42

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

43

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

44

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

45

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

46

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

47

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

48

Annual Report

December 31, 2017

NVIT Government Money Market Fund

(formerly, NVIT Money Market Fund)

AR-MMKT 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)

For the annual period ended December 31, 2017, the NVIT Government Money Market Fund (Class I) returned 0.42% versus 0.37% for its benchmark, the iMoneyNet Money Fund AverageTM Government All and 0.64% for its former benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Money Market Funds (consisting of 43 funds as of December 31, 2017) was 0.41% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The twelve months ended December 31, 2017, were characterized by continued monetary policy tightening by the Federal Reserve (“the Fed”) and the long-awaited kickoff to the tapering of the Fed’s balance sheet. Over the twelve months, economic growth remained on track, rebounding from weak growth of around 1% earlier in the year to growth estimated to be about 3% for the second half. The unemployment rate continued to decline, falling from 4.7% at the end of December 31, 2016, to 4.1% in the fourth quarter of 2017. Early in the period inflation measures ran close to the Fed’s 2% goal, but subsequently declined over the course of 2017. The price index for core personal consumption expenditures fell from 1.9% at the beginning of the period to 1.3% in October, before rising slightly to end the year at 1.5%. While much of the decline can be attributed to changes in wireless plans, it is expected that the Fed will be monitoring inflation developments closely. Against this backdrop of moderate economic growth, the Fed raised short-term interest rates on three occasions over the twelve-month time period, taking action at the March 2017, June 2017 and December 2017 Federal Open Market Committee (FOMC) meetings to raise the federal funds target rate range from 0.50% – 0.75%, to 1.25% – 1.50%. In addition, the Fed announced plans to begin the process of tapering reinvestment of maturities and paydowns on its security holdings at the June FOMC meeting and took first action toward limiting reinvestments in October 2017. The Fed will limit its reinvestments subject to a series of caps that will increase methodically over the remainder of this year and next. The Fed began by reducing reinvestments by $10 billion on a monthly basis in the fourth quarter of 2017; this reduction will reach a limit of $50 billion on a monthly basis by the end of 2018. Yields on short-term U.S. Treasury and U.S. Government agency securities reacted to and in many cases anticipated the policy actions by the Fed over the course of the twelve-month period. Beginning the period at 0.49%, the yield on 3-month Treasury bills rose to end the period on December 31, 2017, at 1.39%. Similarly, the yield on 1-year agency discount notes rose from 0.72% to 1.68% over that same time period.

Against the backdrop of rising short-term interest rates, we lowered the Fund’s average maturity target range from a 40-day to 50-day range at the beginning of the period down to 35 to 45 days in February 2017, and again to 30 to 40 days in May 2017. The target range then remained in place through the end of the reporting period. We found value in term repurchase agreements, which increased from 7.5% of portfolio holdings to 17.3%, adding incremental yield relative to positions in overnight repurchase agreements. We also added to the Fund’s position of agency floating-rate securities, with this allocation growing from 25.6% to 27.8%. The Fund’s floating-rate securities position contributed positively to Fund performance over the time period. The Fund’s weighted average maturity declined from 49 days at the end of December 31, 2016, to 32 days on December 31, 2017. At the same time, the Fund’s weighted average life declined slightly, from 105 days at the beginning of the period to 100 days at the end. The Fund’s position in repurchase agreements had the lowest yield over the year, but provides the liquidity for the portfolio as well as forms the foundation of the portfolio structure.

As a government money market fund under Rule 2a-7, the Fund did not use derivatives during the period.

Subadviser:

Federated Investment Management Company

4

Fund Commentary (cont.)	NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s sponsor has no legal obligation to provide financial support to the fund.

The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most-recent prospectus for a more-detailed description of the Fund’s principal risks.

5

Fund Overview	NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)

Asset Allocation†

Repurchase Agreements	59.4%
U.S. Government Agency Securities	39.8%
U.S. Treasury Obligations	0.4%
Investment Companies	0.1%
Other assets in excess of liabilities	0.3%
100.0%

Top Holdings††

FHLB, 1.07%, 1/24/2018	2.0%
FHLB, 1.01%, 1/17/2018	1.5%
FHLB, 1.33%, 2/15/2018	1.2%
FHLMC, 1.32%, 1/8/2018	1.1%
FHLB, 1.39%, 1/25/2018	0.9%
FHLB, 1.40%, 11/21/2018	0.9%
FHLB, 1.35%, 3/6/2019	0.9%
FHLB, 0.88%, 6/29/2018	0.8%
FHLMC, 1.24%, 5/1/2019	0.8%
FHLB, 1.42%, 3/19/2019	0.8%
Other Holdings*	89.1%
100.0%

6

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top holdings, the repurchase agreements are included as part of Other.

Fund Performance	NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	0.42%	0.09%	0.25%
Class II2	0.22%	0.04%	0.18%
Class IV	0.42%	0.09%	0.27%
Class V	0.47%	0.10%	0.27%
iMoneyNet Money Fund AverageTM Government All	0.37%	0.09%	0.28%
iMoneyNet Prime Retail Index	0.64%	0.16%	0.31%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class II shares (December 14, 2009), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class II shares has not been adjusted to reflect its lower expenses.

Expense Ratios

Expense Ratio^
Class I	0.51%
Class II	0.76%
Class IV	0.51%
Class V	0.46%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Money Market Fund (formerly, NVIT Money Market Fund) versus performance of the iMoneyNet Money Fund AverageTM Government All, the iMoneyNet Prime Retail Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Money Market Fund (formerly, NVIT Money Market Fund) December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,003.10	2.42	0.48
	Hypothetical	(b)(c)	1,000.00	1,022.79	2.45	0.48
Class II Shares	Actual	(b)	1,000.00	1,001.90	3.68	0.73
	Hypothetical	(b)(c)	1,000.00	1,021.53	3.72	0.73
Class IV Shares	Actual	(b)	1,000.00	1,003.10	2.42	0.48
	Hypothetical	(b)(c)	1,000.00	1,022.79	2.45	0.48
Class V Shares	Actual	(b)	1,000.00	1,003.40	2.17	0.43
	Hypothetical	(b)(c)	1,000.00	1,023.04	2.19	0.43

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)

U.S. Government Agency Securities 39.8%

	Principal Amount	Value

FFCB
0.67%, 1/8/2018	$3,500,000	$3,499,646
3.13%, 3/9/2018	2,000,000	2,006,989
(ICE LIBOR USD 1 Month + 0.05%), 1.48%, 4/9/2018 (a)	2,140,000	2,139,976
1.20%, 4/11/2018	1,500,000	1,495,042
0.93%, 4/13/2018	5,000,000	4,995,488
1.25%, 8/10/2018	1,400,000	1,399,877
1.95%, 8/28/2018	1,000,000	1,004,479
(ICE LIBOR USD 1 Month + 0.02%), 1.49%, 9/14/2018 (a)	11,000,000	10,999,220
(ICE LIBOR USD 1 Month + 0.06%),
1.57%, 9/21/2018 (a)	12,500,000	12,500,000
(ICE LIBOR USD 1 Month + 0.07%),
1.60%, 10/22/2018 (a)	1,000,000	1,001,188
(ICE LIBOR USD 1 Month - 0.14%),
1.42%, 10/25/2018 (a)	7,000,000	7,000,000
(ICE LIBOR USD 1 Month - 0.05%),
1.47%, 2/21/2019 (a)	1,300,000	1,299,973
(ICE LIBOR USD 1 Month + 0.15%), 1.51%, 3/1/2019 (a)	3,500,000	3,507,919
(ICE LIBOR USD 1 Month - 0.04%), 1.42%, 3/13/2019 (a)	4,250,000	4,249,897
(ICE LIBOR USD 1 Month - 0.04%), 1.44%, 3/15/2019 (a)	1,500,000	1,499,976
(ICE LIBOR USD 1 Month - 0.09%), 1.28%, 5/1/2019 (a)	7,250,000	7,249,708
(ICE LIBOR USD 1 Month - 0.09%), 1.39%, 5/15/2019 (a)	3,250,000	3,250,000
(ICE LIBOR USD 1 Month - 0.07%), 1.50%, 7/29/2019 (a)	5,000,000	5,000,000
(ICE LIBOR USD 1 Month - 0.08%), 1.49%, 9/26/2019 (a)	7,250,000	7,250,000
(ICE LIBOR USD 1 Month - 0.08%), 1.38%, 11/13/2019 (a)	3,500,000	3,499,673
(ICE LIBOR USD 1 Month - 0.06%), 1.31%, 12/4/2019 (a)	5,000,000	4,999,749
FHLB
(ICE LIBOR USD 1 Month - 0.16%), 1.32%, 1/12/2018 (a)	4,750,000	4,750,000
(ICE LIBOR USD 3 Month - 0.34%), 1.01%, 1/17/2018 (a)	25,000,000	25,000,000
(ICE LIBOR USD 3 Month - 0.30%), 1.07%, 1/24/2018 (a)	35,000,000	35,000,000
1.25%, 1/24/2018	12,000,000	11,990,417
(ICE LIBOR USD 3 Month - 0.36%), 1.01%, 1/25/2018 (a)	3,800,000	3,800,000
(ICE LIBOR USD 1 Month - 0.16%), 1.39%, 1/25/2018 (a)	15,500,000	15,500,000
0.90%, 1/26/2018	2,750,000	2,750,000
1.00%, 2/5/2018	5,000,000	4,998,951
1.00%, 2/12/2018	3,500,000	3,499,513
1.14%, 2/12/2018	700,000	699,964
(ICE LIBOR USD 1 Month - 0.15%), 1.33%, 2/15/2018 (a)	20,000,000	20,000,000
(ICE LIBOR USD 3 Month - 0.21%), 1.25%, 2/23/2018 (a)	7,000,000	7,000,000
1.13%, 2/28/2018	2,000,000	1,996,375
(ICE LIBOR USD 1 Month - 0.16%), 1.40%, 2/28/2018 (a)	12,250,000	12,250,000

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB (continued)
(ICE LIBOR USD 1 Month + 0.04%), 1.60%, 2/28/2018 (a)	$1,100,000	$1,100,305
(ICE LIBOR USD 1 Month - 0.14%), 1.25%, 4/6/2018 (a)	5,000,000	5,000,000
(ICE LIBOR USD 1 Month - 0.14%), 1.25%, 4/6/2018 (a)	2,000,000	1,999,842
(ICE LIBOR USD 1 Month - 0.12%), 1.37%, 4/16/2018 (a)	4,500,000	4,500,000
(ICE LIBOR USD 1 Month - 0.12%), 1.37%, 4/17/2018 (a)	6,500,000	6,500,000
(ICE LIBOR USD 3 Month - 0.25%), 1.15%, 5/8/2018 (a)	6,500,000	6,500,000
(ICE LIBOR USD 3 Month - 0.13%), 1.27%, 5/8/2018 (a)	4,000,000	3,999,929
(ICE LIBOR USD 1 Month - 0.14%), 1.35%, 5/18/2018 (a)	8,000,000	8,000,000
1.25%, 6/8/2018	4,000,000	3,999,491
2.75%, 6/8/2018	7,000,000	7,044,717
1.00%, 6/19/2018	1,400,000	1,398,321
0.88%, 6/29/2018	14,500,000	14,471,517
1.25%, 7/10/2018	5,000,000	4,998,869
0.84%, 7/12/2018	6,650,000	6,634,181
(ICE LIBOR USD 1 Month - 0.15%), 1.34%, 7/16/2018 (a)	11,800,000	11,800,000
(ICE LIBOR USD 1 Month - 0.08%), 1.42%, 7/20/2018 (a)	4,750,000	4,750,814
1.25%, 7/27/2018	2,750,000	2,749,676
(ICE LIBOR USD 1 Month - 0.13%), 1.38%, 8/20/2018 (a)	12,500,000	12,500,000
(ICE LIBOR USD 1 Month - 0.13%), 1.39%, 8/21/2018 (a)	10,800,000	10,800,000
1.25%, 9/5/2018	4,405,000	4,404,604
1.27%, 9/13/2018	7,500,000	7,433,062
1.25%, 9/17/2018	4,750,000	4,748,716
(ICE LIBOR USD 3 Month - 0.25%), 1.44%, 9/28/2018 (a)	8,000,000	8,000,000
(ICE LIBOR USD 1 Month - 0.14%), 1.35%, 10/16/2018 (a)	13,500,000	13,500,000
(ICE LIBOR USD 1 Month - 0.15%), 1.40%, 10/23/2018 (a)	8,000,000	8,000,000
(ICE LIBOR USD 1 Month - 0.09%), 1.34%, 11/9/2018 (a)	4,750,000	4,750,000
(ICE LIBOR USD 1 Month - 0.12%), 1.40%, 11/21/2018 (a)	15,000,000	15,000,000
1.80%, 1/2/2019	7,200,000	7,068,960
(ICE LIBOR USD 1 Month - 0.04%), 1.52%, 1/23/2019 (a)	1,000,000	1,000,206
(ICE LIBOR USD 1 Month - 0.05%), 1.51%, 1/25/2019 (a)	5,600,000	5,600,000
(ICE LIBOR USD 1 Month - 0.05%), 1.32%, 2/1/2019 (a)	5,000,000	4,999,766
(ICE LIBOR USD 1 Month - 0.05%), 1.32%, 2/1/2019 (a)	3,250,000	3,249,880
(ICE LIBOR USD 1 Month - 0.05%), 1.36%, 2/7/2019 (a)	800,000	800,000
(ICE LIBOR USD 1 Month - 0.05%), 1.35%, 3/6/2019 (a)	15,000,000	14,998,555
(ICE LIBOR USD 1 Month - 0.08%), 1.42%, 3/19/2019 (a)	13,750,000	13,750,000

10

Statement of Investments (Continued)

December 31, 2017

NVIT Government Money Market Fund (formerly, NVIT Money Market Fund) (Continued)

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLB (continued)
(ICE LIBOR USD 3 Month - 0.19%), 1.23%, 5/10/2019 (a)	$1,500,000	$1,500,000
(ICE LIBOR USD 3 Month - 0.16%), 1.29%, 5/24/2019 (a)	9,000,000	9,001,777
(ICE LIBOR USD 3 Month - 0.16%), 1.31%, 5/28/2019 (a)	5,250,000	5,248,466
(ICE LIBOR USD 3 Month - 0.16%), 1.31%, 5/28/2019 (a)	3,500,000	3,498,458
(ICE LIBOR USD 1 Month - 0.06%), 1.37%, 9/11/2019 (a)	4,800,000	4,800,000
(ICE LIBOR USD 1 Month - 0.06%), 1.43%, 9/18/2019 (a)	9,000,000	9,000,000
(ICE LIBOR USD 1 Month - 0.07%), 1.42%, 10/18/2019 (a)	3,500,000	3,500,000
(ICE LIBOR USD 1 Month - 0.05%), 1.32%, 12/4/2019 (a)	4,500,000	4,500,000
(ICE LIBOR USD 1 Month - 0.05%), 1.33%, 12/5/2019 (a)	5,500,000	5,500,000
(ICE LIBOR USD 3 Month - 0.14%), 1.47%, 12/19/2019 (a)	4,000,000	4,000,000
(ICE LIBOR USD 1 Month - 0.06%), 1.45%, 12/20/2019 (a)	4,000,000	4,000,000
FHLMC
(ICE LIBOR USD 3 Month - 0.03%),
1.32%, 1/8/2018 (a)	18,000,000	18,000,000
0.88%, 3/7/2018	7,000,000	6,995,149
1.00%, 5/11/2018	9,500,000	9,484,478
1.00%, 5/25/2018	3,000,000	2,994,574
1.06%, 6/22/2018	7,150,000	7,142,106
(ICE LIBOR USD 3 Month - 0.25%),
1.12%, 7/25/2018 (a)	6,100,000	6,100,000
1.05%, 7/27/2018	3,750,000	3,742,269
1.00%, 8/24/2018	1,675,000	1,672,007
1.10%, 9/13/2018	8,000,000	7,980,502
1.15%, 9/14/2018	3,600,000	3,595,143
0.88%, 10/12/2018	6,311,000	6,290,940
1.25%, 12/14/2018	3,750,000	3,733,611
1.25%, 12/28/2018	2,125,000	2,114,111
(ICE LIBOR USD 1 Month - 0.12%),
1.24%, 5/1/2019 (a)	14,000,000	14,000,000
FNMA
(ICE LIBOR USD 3 Month - 0.03%),
1.33%, 1/11/2018 (a)	11,000,000	11,000,000
(ICE LIBOR USD 3 Month - 0.05%),
1.59%, 3/21/2018 (a)	1,670,000	1,670,899
0.88%, 5/21/2018	11,000,000	10,983,638
1.13%, 7/20/2018	5,609,000	5,603,837
1.00%, 7/25/2018	1,350,000	1,348,047
1.00%, 7/30/2018	4,000,000	3,985,701
1.05%, 11/26/2018	1,000,000	994,654
1.13%, 12/14/2018	5,698,000	5,661,687
Tennessee Valley Authority
4.50%, 4/1/2018	2,203,000	2,220,477
1.75%, 10/15/2018	13,172,000	13,211,602

Total U.S. Government Agency Securities (cost $680,209,564)		680,209,564

U.S. Treasury Obligations 0.4%

	Principal Amount	Value

U.S. Treasury Notes
2.63%, 1/31/2018	$2,500,000	$2,503,570
1.00%, 8/15/2018	3,900,000	3,892,808

Total U.S. Treasury Obligations (cost $6,396,378)		6,396,378

Investment Companies 0.1%

	Shares

Asset Management 0.1%
Federated Government Obligations Fund, Premier Shares, 1.19% (b)	1,000,000	1,000,000
Federated Treasury Obligations Fund, Institutional Shares, 1.15% (b)	1,000,000	1,000,000

Total Investment Companies (cost $2,000,000)		2,000,000

Repurchase Agreements 59.4%

	Principal Amount

ABN Amro Bank NV, 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $50,007,778, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.00% - 5.50%, maturing 11/30/2018 - 7/1/2047; total market value $51,315,147. (c)	$50,000,000	50,000,000
BNP Paribas SA, 1.42%, dated 11/14/2017, due 3/14/2018, repurchase price $25,118,333, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.63%, maturing 12/31/2017 - 11/15/2047; total market value $25,620,988. (c)(d)	25,000,000	25,000,000
ING Financial Markets LLC, 1.39%, dated 12/29/2017, due 1/2/2018, repurchase price $136,801,125, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 3.50%, maturing 9/1/2030 - 4/1/2047; total market value $139,537,148. (c)	136,780,000	136,780,000
Natixis Financial Products LLC, 1.37%, dated 12/29/2017, due 1/5/2018, repurchase price $100,026,639, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 5.38%, maturing 1/18/2018 - 5/15/2047; total market value $102,027,202. (c)	100,000,000	100,000,000

11

Statement of Investments (Continued)

December 31, 2017

NVIT Government Money Market Fund (formerly, NVIT Money Market Fund) (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Natixis Financial Products LLC, 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $25,003,889, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.79% - 6.62%, maturing 4/1/2025 - 2/1/2047; total market value $25,553,353. (c)	$25,000,000	$25,000,000
RBS Securities, Inc., 1.32%, dated 12/27/2017, due 1/3/2018, repurchase price $170,043,633, collateralized by U.S. Government Treasury Securities, ranging from 1.13% - 4.75%, maturing 2/15/2020 - 2/15/2041; total market value $173,414,530. (c)	170,000,000	170,000,000
RBS Securities, Inc., 1.37%, dated 12/29/2017, due 1/2/2018, repurchase price $200,030,444, collateralized by U.S. Government Treasury Securities, ranging from 1.13% - 2.75%, maturing 6/30/2021 - 2/15/2046; total market value $204,003,866. (c)	200,000,000	200,000,000
Wells Fargo Securities LLC, 1.41%, dated 12/29/2017, due 1/2/2018, repurchase price $310,048,567, collateralized by U.S. Government Agency Securities, ranging from 1.54% - 7.50%, maturing 4/25/2019 - 11/25/2057; total market value $317,506,104. (c)	310,000,000	310,000,000

Total Repurchase Agreements (cost $1,016,780,000)		1,016,780,000

Total Investments (cost $1,705,385,942) — 99.7%		1,705,385,942

Other assets in excess of liabilities — 0.3%		4,554,107

NET ASSETS — 100.0%		$1,709,940,049

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.

(b)	Represents 7-day effective yield as of December 31, 2017.

(c)	Please refer to Note 2(b) for additional information on the joint repurchase agreement.

(d)	Illiquid security (unaudited).

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2017

NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)
Assets:
Investment securities, at value (cost $688,605,942)	$688,605,942
Repurchase agreements, at value (cost $1,016,780,000)	1,016,780,000
Cash	71,241
Interest and dividends receivable	1,130,129
Receivable for capital shares issued	24,473,160
Prepaid expenses	2,609

Total Assets	1,731,063,081

Liabilities:
Payable for investments purchased	7,068,960
Payable for capital shares redeemed	13,317,243
Accrued expenses and other payables:
Investment advisory fees	405,324
Fund administration fees	52,954
Distribution fees	38,265
Administrative servicing fees	183,091
Accounting and transfer agent fees	545
Trustee fees	248
Custodian fees	2,754
Compliance program costs (Note 3)	1,572
Professional fees	21,117
Printing fees	21,786
Other	9,173

Total Liabilities	21,123,032

Net Assets	$1,709,940,049

Represented by:
Capital	$1,709,938,915
Accumulated net realized gains from investment securities	1,134

Net Assets	$1,709,940,049

Net Assets:
Class I Shares	$826,873,477
Class II Shares	167,452,383
Class IV Shares	38,840,718
Class V Shares	676,773,471

Total	$1,709,940,049

13

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	826,874,718
Class II Shares	167,449,956
Class IV Shares	38,840,868
Class V Shares	676,775,395

Total	1,709,940,937

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2017

NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)
INVESTMENT INCOME:
Interest income	$14,883,362
Dividend income	120,248

Total Income	15,003,610

EXPENSES:
Investment advisory fees	5,050,131
Fund administration fees	476,588
Distribution fees Class II Shares	448,458
Administrative servicing fees Class I Shares	1,265,215
Administrative servicing fees Class II Shares	269,076
Administrative servicing fees Class IV Shares	58,618
Administrative servicing fees Class V Shares	566,489
Professional fees	85,565
Printing fees	36,719
Trustee fees	48,891
Custodian fees	25,104
Accounting and transfer agent fees	2,871
Compliance program costs (Note 3)	6,380
Other	31,900

Total expenses before earnings credit and fees waived	8,372,005

Earnings credit (Note 4)	(4,849)
Distribution fees waived — Class II (Note 3)	(72,073)
Administrative servicing fees voluntarily waived — Class I (Note 3)	(1,961)
Administrative servicing fees voluntarily waived — Class II (Note 3)	(338)
Administrative servicing fees voluntarily waived — Class IV (Note 3)	(93)

Net Expenses	8,292,691

NET INVESTMENT INCOME	6,710,919

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	1,134

Net realized/unrealized gains	1,134

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,712,053

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$6,710,919	$210,260
Net realized gains	1,134	732

Change in net assets resulting from operations	6,712,053	210,992

Distributions to Shareholders From:
Net investment income:
Class I	(3,490,107)	(50,963)
Class II	(384,017)	–
Class IV	(160,546)	(2,425)
Class V	(2,675,776)	(156,892)
Class Y	(473)	(386)
Net realized gains:
Class I	–	(18,617)
Class II	–	(3,783)
Class IV	–	(926)
Class V	–	(11,417)
Class Y	–	(8)

Change in net assets from shareholder distributions	(6,710,919)	(245,417)

Change in net assets from capital transactions	30,266,886	(67,822,152)

Change in net assets	30,268,020	(67,856,577)

Net Assets:
Beginning of year	1,679,672,029	1,747,528,606

End of year	$1,709,940,049	$1,679,672,029

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$218,707,249	$353,018,788
Dividends reinvested	3,490,107	69,580
Cost of shares redeemed	(303,597,102)	(384,710,477)

Total Class I Shares	(81,399,746)	(31,622,109)

Class II Shares
Proceeds from shares issued	541,614,531	824,165,907
Dividends reinvested	384,017	3,783
Cost of shares redeemed	(534,121,553)	(894,759,800)

Total Class II Shares	7,876,995	(70,590,110)

Class IV Shares
Proceeds from shares issued	10,681,119	19,318,454
Dividends reinvested	160,546	3,351
Cost of shares redeemed	(15,171,649)	(18,856,963)

Total Class IV Shares	(4,329,984)	464,842

Class V Shares
Proceeds from shares issued	539,803,330	377,947,789
Dividends reinvested	2,675,776	168,240
Cost of shares redeemed	(433,902,490)	(344,286,456)

Total Class V Shares	108,576,616	33,829,573

16

Statements of Changes in Net Assets (Continued)

	NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)
	Year Ended December 31, 2017	Year Ended December 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$76,065	$121,535
Dividends reinvested	473	394
Cost of shares redeemed	(533,533)	(26,277)

Total Class Y Shares	(456,995)	95,652

Change in net assets from capital transactions	$30,266,886	$(67,822,152)

SHARE TRANSACTIONS:
Class I Shares
Issued	218,707,239	353,018,788
Reinvested	3,490,116	69,580
Redeemed	(303,597,101)	(384,710,477)

Total Class I Shares	(81,399,746)	(31,622,109)

Class II Shares
Issued	541,614,526	824,165,907
Reinvested	384,021	3,783
Redeemed	(534,121,553)	(894,759,800)

Total Class II Shares	7,876,994	(70,590,110)

Class IV Shares
Issued	10,681,120	19,318,454
Reinvested	160,546	3,351
Redeemed	(15,171,648)	(18,856,963)

Total Class IV Shares	(4,329,982)	464,842

Class V Shares
Issued	539,803,332	377,947,789
Reinvested	2,675,775	168,240
Redeemed	(433,902,489)	(344,286,456)

Total Class V Shares	108,576,618	33,829,573

Class Y Shares
Issued	76,069	121,535
Reinvested	466	394
Redeemed	(533,533)	(26,277)

Total Class Y Shares	(456,998)	95,652

Total change in shares	30,266,886	(67,822,152)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Money Market Fund

(formerly, NVIT Money Market Fund)

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Losses from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)
Class I Shares
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.42%		$826,873,477	0.50%	0.41%	0.50%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%		$908,272,620	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	–	$1.00	–	(e)	$939,913,177	0.26%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$1,008,594,772	0.18%	–	0.58%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$970,304,468	0.21%	–	0.58%

Class II Shares
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.22%		$167,452,383	0.71%	0.21%	0.75%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–		$159,575,280	0.53%	–	0.83%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	–	$1.00	–	(e)	$230,169,112	0.26%	–	0.83%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$224,678,172	0.18%	–	0.83%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$160,094,056	0.21%	–	0.83%

Class IV Shares
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.42%		$38,840,718	0.50%	0.41%	0.51%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.01%		$43,170,672	0.52%	0.01%	0.58%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	–	$1.00	–	(e)	$42,706,746	0.25%	–	0.58%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$47,487,535	0.18%	–	0.58%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$54,563,286	0.21%	–	0.58%

Class V Shares
Year Ended December 31, 2017	$1.00	–	–	–		–	–	–	$1.00	0.47%		$676,773,471	0.45%	0.47%	0.45%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.03%		$568,196,462	0.50%	0.03%	0.53%
Year Ended December 31, 2015	$1.00	–	–	–	(e)	–	–	–	$1.00	–	(e)	$534,378,220	0.26%	–	0.53%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$507,973,173	0.18%	–	0.53%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$546,045,214	0.21%	–	0.53%

Class Y Shares
Period Ended May 1, 2017 (f)	$1.00	–	–	–		–	–	–	$1.00	0.09%		$517,697	0.13%	0.10%	0.13%
Year Ended December 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.10%		$456,995	0.42%	0.10%	0.43%
Year Ended December 31, 2015	$1.00	–	–	—	(e)	–	–	–	$1.00	–	(e)	$361,351	0.21%	–	0.43%
Year Ended December 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$31,212,503	0.18%	–	0.43%
Year Ended December 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$31,161,112	0.23%	–	0.43%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Includes payment by the investment adviser to offset capital losses incurred by the Fund due to the sale of securities. The payment was less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period.
(f)	As of December 31, 2017, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Money Market Fund, (formerly, NVIT Money Market Fund) (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, Class V and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. The Fund invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

The Fund does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

The Fund is a diversified fund, as defined in the 1940 Act.

19

Notes to Financial Statements (Continued)

December 31, 2017

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Securities held by the Fund are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances,

20

Notes to Financial Statements (Continued)

December 31, 2017

as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$2,000,000	$—	$—	$2,000,000
Repurchase Agreements	—	1,016,780,000	—	1,016,780,000
U.S. Government Agency Securities	—	680,209,564	—	680,209,564
U.S. Treasury Obligations	—	6,396,378	—	6,396,378
Total	$2,000,000	$1,703,385,942	$—	$1,705,385,942

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

21

Notes to Financial Statements (Continued)

December 31, 2017

(b)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with another series of the Nationwide Mutual Funds (“NMF”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ABN Amro Bank NV, 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $100,015,556, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.00% - 5.50%, maturing 11/30/2018 - 7/1/2047; total market value $102,630,294.

BNP Paribas SA, 1.42%, dated 11/14/2017, due 3/14/2018, repurchase price $35,165,667, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 3.63%, maturing 12/31/2017 - 11/15/2047; total market value $35,869,383.

ING Financial Markets LLC, 1.39%, dated 12/29/2017, due 1/2/2018, repurchase price $187,228,912, collateralized by U.S. Government Agency Securities, ranging from 2.50% - 3.50%, maturing 9/1/2030 - 4/1/2047; total market value $190,973,491.

Natixis Financial Products LLC, 1.37%, dated 12/29/2017, due 1/5/2018, repurchase price $150,039,958, collateralized by U.S. Government Treasury Securities, ranging from 0.00% -5.38%, maturing 1/18/2018 - 5/15/2047; total market value $153,040,803.

Natixis Financial Products LLC, 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $50,007,778, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.79% - 6.62%, maturing 4/1/2025 - 2/1/2047; total market value $51,106,707.

RBS Securities, Inc., 1.32%, dated 12/27/2017, due 1/3/2018, repurchase price $250,064,167, collateralized by U.S. Government Treasury Securities, ranging from 1.13% - 4.75%, maturing 2/15/2020 - 2/15/2041; total market value $255,021,368.

RBS Securities, Inc., 1.37%, dated 12/29/2017, due 1/2/2018, repurchase price $200,030,444, collateralized by U.S. Government Treasury Securities, ranging from 1.13% - 2.75%, maturing 6/30/2021 - 2/15/2046; total market value $204,003,866.

Wells Fargo Securities LLC, 1.41%, dated 12/29/2017, due 1/2/2018, repurchase price $375,058,750, collateralized by U.S. Government Agency Securities, ranging from 1.54% - 7.50%, maturing 4/25/2019 - 11/25/2057; total market value $384,079,965.

22

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ABN Amro Bank NV	$50,000,000	$—	$50,000,000	$(50,000,000)	$—
BNP Paribas SA	25,000,000	—	25,000,000	(25,000,000)	—
ING Financial Markets LLC	136,780,000	—	136,780,000	(136,780,000)	—
Natixis Financial Products LLC	100,000,000	—	100,000,000	(100,000,000)	—
Natixis Financial Products LLC	25,000,000	—	25,000,000	(25,000,000)	—
RBS Securities, Inc	170,000,000	—	170,000,000	(170,000,000)	—
RBS Securities, Inc	200,000,000	—	200,000,000	(200,000,000)	—
Wells Fargo Securities LLC	310,000,000	—	310,000,000	(310,000,000)	—
Total	$1,016,780,000	$—	$1,016,780,000	$(1,016,780,000)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2017, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

23

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective March 9, 2017, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.30%
$1 billion up to $2 billion	0.28%
$2 billion up to $5 billion	0.26%
$5 billion and more	0.24%

24

Notes to Financial Statements (Continued)

December 31, 2017

Prior to March 9, 2017, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion up to $2 billion	0.38%
$2 billion up to $5 billion	0.36%
$5 billion and more	0.34%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.31%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NMF, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $476,588 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $6,380.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide

25

Notes to Financial Statements (Continued)

December 31, 2017

administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees before voluntary fee waivers as described below was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, and after voluntary fee waivers was 0.15%, 0.15%,and 0.15%, respectively, for a total amount of $2,157,006. For the year ended December 31, 2017, the effective rate for administrative service fees was 0.10% for Class V shares.

During the year ended December 31, 2017, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $0. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Class II shares of the Fund in an amount equal to $72,073. Also, during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Class I, Class II and Class IV shares of the Fund in an amount equal to $2,392. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represent that any of these voluntary waivers will be continued or repeated.

Please refer to the Statement of Operations for the amount of each class’ administrative service fees and waivers.

4. Earnings Credit

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

6. New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original

26

Notes to Financial Statements (Continued)

December 31, 2017

requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,710,919	$—	$6,710,919	$—	$6,710,919

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$245,417	$—	$245,417	$—	$245,417

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,134	$—	$1,134	$—	$—	$1,134

Amounts designated as “—” are zero or has have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,705,385,942	$1,584	$(1,584)	$—

Amount designated as “—” is zero or has been rounded to zero.

8. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Government Money Market Fund (formerly, NVIT Money Market Fund) (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

31

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

33

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

35

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

36

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

37

Annual Report

December 31, 2017

Neuberger Berman NVIT Multi Cap Opportunities Fund

AR-MCO 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	Neuberger Berman NVIT Multi Cap Opportunities Fund

For the annual period ended December 31, 2017, the Neuberger Berman NVIT Multi Cap Opportunities Fund (Class I) returned 24.85% versus 21.83% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 65 funds as of December 31, 2017) was 19.41% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In 2017, the S&P 500 Index returned 21.83%, marking the ninth consecutive year of gains in the U.S. equity market. Corporate earnings growth improved dramatically and U.S. economic growth accelerated. Stock correlations declined significantly as investors increasingly focused on company fundamentals. The Federal Reserve increased its benchmark interest rate three times during the year, noting evidence of an improving economy. The U.S. Administration and U.S. Congress continue to promote a pro-business policy agenda, highlighted by the passage of the Tax Cuts and Jobs Act in December. We believe continued economic growth, growing corporate earnings, and pro-business U.S. policy initiatives are broadly positive for the U.S. equity market.

Within the Fund, superior stock selection positively contributed to outperformance during the year. Stock selection within Industrials was most beneficial to outperformance, while stock selection within Information Technology detracted from relative performance. The top three contributors to performance were Activision Blizzard, PayPal and Stanley Black & Decker. All three positions were held for the entire period. The three largest detractors to performance were Ball Corporation, NCR Corporation and Schlumberger. NCR Corporation and Schlumberger were held for the entire period. Ball Corporation was added to the Fund during the year.

Sector allocation contributed to the Fund’s outperformance during the period as well. The Fund’s overweight to Information Technology and zero exposure to Telecommunications

Services contributed to outperformance. The Fund’s underweight to Consumer Discretionary detracted. The Fund finished the year with an overweight in Financials, Industrials and Materials, an underweight in Consumer Discretionary and Health Care, and had no exposure to Real Estate, Telecommunications Services, or Utilities.

Portfolio construction is an important component of our investment process and consists of three investment categories: Special Situation, Opportunistic, and Classic investments. This balanced approach seeks to mitigate risk, while generating alpha through stock selection in various market environments. We continue to find compelling opportunities in each category. The core of our investment process is an unwavering focus on a company’s generation of free cash flow and its use by management. We believe free cash flow is a clean measure of a company’s value creation. Our analysis considers the stability and sources of free cash flow generation, as well as the potential uses of this capital. This investment focus enables us to look across sectors, market capitalizations, and risk profiles to find opportunities, particularly during periods of increased market volatility.

We believe the current environment is attractive for free cash flow oriented investing. In our view, companies have some of the healthiest balance sheets in recent history, and free cash flow generation remains strong. As a result, management teams have a significant opportunity to create value for shareholders by allocating capital effectively. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, selective and highly accretive acquisitions — all can accrue to the benefit of equity holders. When company-specific drivers are in focus, high-conviction active managers have the potential to add value for their clients through stock selection. We believe deep fundamental analysis centered on free cash flow and capital structure efficiency may be an important driver of performance going forward.

As we evaluate both potential new positions and current portfolio holdings, we will continue to do so with a long-term investment perspective in

4

Fund Commentary (cont.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

mind. As always, our focus is to grow our clients’ assets through the disciplined application of our investment philosophy and process.

Derivatives were not used in the Fund during the period.

Subadviser:

Neuberger Berman Investment Advisers LLC

Portfolio Manager:

Richard S. Nackenson

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation†

Common Stocks	99.3%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries††

Capital Markets	11.2%
Communications Equipment	6.9%
Health Care Providers & Services	6.2%
Banks	5.2%
Diversified Financial Services	4.9%
Software	4.7%
Technology Hardware, Storage & Peripherals	4.6%
Oil, Gas & Consumable Fuels	4.3%
Food & Staples Retailing	4.0%
Internet Software & Services	4.0%
Other Industries	44.0%
100.0%

Top Holdings††

JPMorgan Chase & Co.	5.2%
Berkshire Hathaway, Inc., Class B	4.9%
Goldman Sachs Group, Inc. (The)	4.5%
US Foods Holding Corp.	4.0%
Alphabet, Inc., Class C	4.0%
Stanley Black & Decker, Inc.	4.0%
Motorola Solutions, Inc.	3.8%
HCA Healthcare, Inc.	3.7%
Intercontinental Exchange, Inc.	3.4%
Chubb Ltd.	3.3%
Other Holdings	59.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.
††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	Neuberger Berman NVIT Multi Cap Opportunities Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	24.85%	16.55%	8.29%
Class II	24.76%	16.44%	8.14%
S&P 500® Index	21.83%	15.79%	9.72%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.85%
Class II	0.95%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	Neuberger Berman NVIT Multi Cap Opportunities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Neuberger Berman NVIT Multi Cap Opportunities Fund since inception through 12/31/17 versus performance of the S&P 500® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Multi Cap Opportunities Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,117.40	4.48	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class II Shares	Actual	(b)	1,000.00	1,117.30	5.02	0.94
	Hypothetical	(b)(c)	1,000.00	1,020.47	4.79	0.94

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 99.3%

	Shares	Value

Aerospace & Defense 3.8%
Boeing Co. (The)	17,000	$5,013,470
Raytheon Co.	21,000	3,944,850

		8,958,320

Banks 5.1%
JPMorgan Chase & Co.	114,000	12,191,160

Building Products 1.2%
Masonite International Corp.*	40,000	2,966,000

Capital Markets 11.2%
Brookfield Asset Management, Inc., Class A	15,000	653,100
Charles Schwab Corp. (The)	142,000	7,294,540
Goldman Sachs Group, Inc. (The)	42,000	10,699,920
Intercontinental Exchange, Inc.	112,000	7,902,720

		26,550,280

Chemicals 3.5%
Methanex Corp.	78,000	4,722,900
Scotts Miracle-Gro Co. (The)	33,000	3,530,670

		8,253,570

Communications Equipment 6.8%
Cisco Systems, Inc.	187,000	7,162,100
Motorola Solutions, Inc.	100,000	9,034,000

		16,196,100

Construction Materials 2.0%
Martin Marietta Materials, Inc.	21,000	4,641,840

Containers & Packaging 3.3%
Ball Corp.	75,000	2,838,750
Sealed Air Corp.	100,000	4,930,000

		7,768,750

Diversified Financial Services 4.8%
Berkshire Hathaway, Inc., Class B*	58,000	11,496,760

Electrical Equipment 1.4%
Rockwell Automation, Inc.	17,000	3,337,950

Energy Equipment & Services 1.7%
Schlumberger Ltd.	60,000	4,043,400

Food & Staples Retailing 4.0%
US Foods Holding Corp.*	295,000	9,419,350

Food Products 3.2%
Hain Celestial Group, Inc. (The)*	80,000	3,391,200
Mondelez International, Inc., Class A	97,000	4,151,600

		7,542,800

Health Care Equipment & Supplies 1.8%
Hill-Rom Holdings, Inc.	51,000	4,298,790

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 6.1%
Aetna, Inc.	32,000	$5,772,480
HCA Healthcare, Inc.*	100,000	8,784,000

		14,556,480

Industrial Conglomerates 2.3%
3M Co.	23,000	5,413,510

Insurance 3.3%
Chubb Ltd.	54,000	7,891,020

Internet Software & Services 4.0%
Alphabet, Inc., Class C*	9,000	9,417,600

IT Services 2.1%
PayPal Holdings, Inc.*	68,000	5,006,160

Machinery 3.9%
Stanley Black & Decker, Inc.	55,000	9,332,950

Oil, Gas & Consumable Fuels 4.3%
Cabot Oil & Gas Corp.	172,000	4,919,200
EOG Resources, Inc.	48,000	5,179,680

		10,098,880

Pharmaceuticals 2.1%
Pfizer, Inc.	139,000	5,034,580

Professional Services 1.3%
Nielsen Holdings plc	87,000	3,166,800

Road & Rail 2.8%
CSX Corp.	122,000	6,711,220

Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	66,000	5,875,980

Software 4.6%
Activision Blizzard, Inc.	57,000	3,609,240
Symantec Corp.	265,000	7,435,900

		11,045,140

Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	38,000	6,430,740
NCR Corp.*	132,000	4,486,680

		10,917,420

Textiles, Apparel & Luxury Goods 1.6%
NIKE, Inc., Class B	62,000	3,878,100

Total Investments (cost $154,602,176) — 99.3%		236,010,910

Other assets in excess of liabilities — 0.7%		1,588,323

NET ASSETS — 100.0%		$237,599,233

*	Denotes a non-income producing security.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investment securities, at value (cost $154,602,176)	$236,010,910
Cash	3,583,811
Interest and dividends receivable	157,013
Receivable for capital shares issued	425,515
Prepaid expenses	338

Total Assets	240,177,587

Liabilities:
Payable for investments purchased	2,188,161
Payable for capital shares redeemed	188,659
Accrued expenses and other payables:
Investment advisory fees	119,730
Fund administration fees	17,343
Distribution fees	8,888
Administrative servicing fees	24,786
Accounting and transfer agent fees	108
Trustee fees	37
Custodian fees	765
Compliance program costs (Note 3)	220
Professional fees	16,790
Printing fees	9,117
Other	3,750

Total Liabilities	2,578,354

Net Assets	$237,599,233

Represented by:
Capital	$132,234,212
Accumulated undistributed net investment income	30,998
Accumulated net realized gains from investment securities	23,925,289
Net unrealized appreciation/(depreciation) in investment securities	81,408,734

Net Assets	$237,599,233

Net Assets:
Class I Shares	$194,055,925
Class II Shares	43,543,308

Total	$237,599,233

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	16,425,644
Class II Shares	3,732,876

Total	20,158,520

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.81
Class II Shares	$11.66

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$2,959,319
Interest income	17,968
Foreign tax withholding	(11,579)

Total Income	2,965,708

EXPENSES:
Investment advisory fees	1,305,333
Fund administration fees	124,640
Distribution fees Class II Shares	83,376
Administrative servicing fees Class I Shares	276,310
Professional fees	30,585
Printing fees	17,511
Trustee fees	6,563
Custodian fees	8,018
Accounting and transfer agent fees	604
Compliance program costs (Note 3)	893
Other	4,092

Total Expenses	1,857,925

NET INVESTMENT INCOME	1,107,783

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	24,094,226
Net change in unrealized appreciation/depreciation in the value of investment securities	22,974,556

Net realized/unrealized gains	47,068,782

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,176,565

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,107,783	$1,581,400
Net realized gains	24,094,226	4,453,153
Net change in unrealized appreciation/depreciation	22,974,556	18,561,489

Change in net assets resulting from operations	48,176,565	24,596,042

Distributions to Shareholders From:
Net investment income:
Class I	(955,834)	(1,323,229)
Class II	(184,909)	(170,970)
Net realized gains:
Class I	(3,786,621)	(8,113,842)
Class II	(731,217)	(1,221,625)

Change in net assets from shareholder distributions	(5,658,581)	(10,829,666)

Change in net assets from capital transactions	(5,317,363)	(13,313,092)

Change in net assets	37,200,621	453,284

Net Assets:
Beginning of year	200,398,612	199,945,328

End of year	$237,599,233	$200,398,612

Accumulated undistributed net investment income at end of year	$30,998	$105,298

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,031,529	$1,870,465
Dividends reinvested	4,742,455	9,437,071
Cost of shares redeemed	(24,400,718)	(23,274,327)

Total Class I Shares	(16,626,734)	(11,966,791)

Class II Shares
Proceeds from shares issued	17,039,878	2,169,036
Dividends reinvested	916,126	1,392,595
Cost of shares redeemed	(6,646,633)	(4,907,932)

Total Class II Shares	11,309,371	(1,346,301)

Change in net assets from capital transactions	$(5,317,363)	$(13,313,092)

SHARE TRANSACTIONS:
Class I Shares
Issued	278,119	202,735
Reinvested	435,882	1,030,316
Redeemed	(2,262,606)	(2,540,310)

Total Class I Shares	(1,548,605)	(1,307,259)

Class II Shares
Issued	1,591,238	234,602
Reinvested	85,245	154,105
Redeemed	(631,983)	(546,119)

Total Class II Shares	1,044,500	(157,412)

Total change in shares	(504,105)	(1,464,671)

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2017	$9.71	0.06	2.33	2.39	(0.06)	(0.23)	(0.29)	$11.81	24.85%		$194,055,925	0.84%	0.52%	0.84%	24.45%
Year Ended December 31, 2016	$9.05	0.08	1.11	1.19	(0.07)	(0.46)	(0.53)	$9.71	13.60%		$174,595,729	0.85%	0.84%	0.85%	24.20%
Year Ended December 31, 2015	$10.15	0.08	(0.22)	(0.14)	(0.07)	(0.89)	(0.96)	$9.05	(1.08%)		$174,480,732	0.84%	0.78%	0.84%	25.62%
Year Ended December 31, 2014	$11.40	0.10	0.62	0.72	(0.09)	(1.88)	(1.97)	$10.15	6.60%		$199,621,887	0.83%	0.91%	0.83%	26.67%
Year Ended December 31, 2013	$8.34	0.11	3.50	3.61	(0.11)	(0.44)	(0.55)	$11.40	43.82%		$215,486,565	0.84%	1.05%	0.84%	100.24%

Class II Shares
Year Ended December 31, 2017	$9.60	0.05	2.29	2.34	(0.05)	(0.23)	(0.28)	$11.66	24.65	%(d)	$43,543,308	0.94%	0.42%	0.94%	24.45%
Year Ended December 31, 2016	$8.95	0.07	1.10	1.17	(0.06)	(0.46)	(0.52)	$9.60	13.54%		$25,802,883	0.95%	0.74%	0.95%	24.20%
Year Ended December 31, 2015	$10.05	0.07	(0.22)	(0.15)	(0.06)	(0.89)	(0.95)	$8.95	(1.19%)		$25,464,596	0.94%	0.68%	0.94%	25.62%
Year Ended December 31, 2014	$11.30	0.09	0.62	0.71	(0.08)	(1.88)	(1.96)	$10.05	6.56%		$30,435,901	0.93%	0.81%	0.93%	26.67%
Year Ended December 31, 2013	$8.28	0.10	3.46	3.56	(0.10)	(0.44)	(0.54)	$11.30	43.53%		$36,935,557	0.94%	0.96%	0.94%	100.24%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

16

Notes to Financial Statements (Continued)

December 31, 2017

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies, if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for

17

Notes to Financial Statements (Continued)

December 31, 2017

certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities
$—	$(41,340)	$41,340

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

18

Notes to Financial Statements (Continued)

December 31, 2017

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.60%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $124,640 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

19

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $893.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $276,310.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing

20

Notes to Financial Statements (Continued)

December 31, 2017

and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $52,801,206 and sales of $63,118,837 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018).. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

21

Notes to Financial Statements (Continued)

December 31, 2017

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $12,909 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,140,743	$4,517,838	$5,658,581	$—	$5,658,581

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,494,199	$9,335,467	$10,829,666	$—	$10,829,666

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$328,845	$23,748,739	$24,077,584	$—	$81,287,437	$105,365,021

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$154,723,473	$82,471,668	$(1,184,231)	$81,287,437

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Multi Cap Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Neuberger Berman NVIT Multi Cap Opportunities Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

23

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

The Fund designates $4,517,838 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

24

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

25

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

26

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

27

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

29

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

30

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

31

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

32

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

33

Annual Report

December 31, 2017

Neuberger Berman NVIT Socially Responsible Fund

AR-SR 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	Neuberger Berman NVIT Socially Responsible Fund

For the annual period ended December 31, 2017, the Neuberger Berman NVIT Socially Responsible Fund (Class II) returned 18.36% versus 21.83% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 65 funds as of December 31, 2017) was 19.41% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The market continued to appreciate during the fourth quarter of 2017 with optimism around tax reform legislation resulting in increased 2018 earnings estimates and driving higher valuations. While a reduction in corporate tax rates from 35% to 21% could be a positive to corporate profits, it is unclear how much of the tax benefit will be retained by corporations given that they are operating in a fairly competitive environment.

For the full year, the S&P 500 Index increased nearly 22%, outpacing earnings growth as valuation multiples continued to expand, in a backdrop of steady albeit slow economic growth, low inflation, low volatility and supportive monetary policy. This slow-growth, momentum-driven environment has especially benefited stocks with high revenue growth, whereas returns of many established businesses have lagged, as investors were overly concerned about the competitive threat posed by disruptive technologies to these businesses’ growth and profitability. This has, in our view, created some attractive investment opportunities.

From a macroeconomic perspective, the U.S. economy continued on a steady slow growth path at around 2% to 3% during this period. Economic fundamentals still look healthy with strong consumer balance sheets, low unemployment rate at 4.1% and subdued inflation. However, the economic cycle seems to be maturing with less slack in the economy as indicated by a tight labor market. This, coupled with rising short-term interest rates, could mute economic growth next year. The U.S. tax reform could offer a moderate boost to economic growth, but given the tight labor market would have to be driven primarily by increased productivity.

During the year, holdings in Financials, Materials and Telecommunication Services provided positive relative performance while those in Consumer Discretionary, Energy and Information Technology detracted.

Top performers for the year were Progressive Corporation, Texas Instruments and Aptiv. Detractors were led by Newell Brands, Noble Energy and Advance Auto Parts.

Progressive continued to demonstrate profitable growth in the automotive insurance industry, driven by its focus on robust underwriting practices and superior market segmentation. Aptiv benefited from the secular trend toward vehicle safety, electrification, and fuel efficiency improvements in the auto industry. We retained the Fund’s shares in Aptiv and also incrementally added to the position. Texas Instruments delivered accelerated earnings year-to-date 2017, supported by growing demand in the core analog market, benefiting from the secular trend toward automation, energy efficiency and safety.

Despite gaining market share, Newell has been negatively affected by a weak retail environment, compounded by inventory destocking and resin price spikes (due to recent hurricanes) pressuring margins. However, many of these issues are transitory in our view, and we believe the company should still grow faster than the market, as sell-through of Newell products continues to remain strong. Noble underperformed largely due to continued overall weak energy prices. Advance Auto Parts felt pressures from weather-related seasonality effects and softer industry demand, which had an impact on near-term profit growth. In addition, the company’s stock was also affected by market fears around online competitive disintermediation, which, given that auto parts are needed quickly after a breakdown, seems to be an over-reaction, from our perspective.

We added, chronologically, Cognizant, Comcast, Advance Auto Parts, Fastenal and Compass Group. Among the new additions to the portfolio,

4

Fund Commentary (cont.)	Neuberger Berman NVIT Socially Responsible Fund

Compass Group is a U.K.-based multinational contract food service company providing catering and support services to offices, schools, universities, hospitals, sports facilities, etc. Compass Group’s focus on health and wellness competitively positions the company in the food service market which, in our opinion, is highly attractive given its fragmentation. Compass, in particular, has superior buying scale in the U.S., its primary geographical focus, contributing to industry-leading margins. Compass also enjoys low leverage, high rates of return, and good free cash flow conversion, with a history of returning surplus capital to shareholders.

Complete sales included Level 3 Communications, NOW Inc., Robert Half International, Eversource Energy, Manpower, and Motorola Solutions Inc. Sales were, generally, on valuation considerations with names typically being returned to the Fund’s prospect list. Among the sales, Level 3 Communications, a long-term portfolio holding, agreed to be acquired by CenturyLink. We exited the Fund’s position with the rise following the announcement, on our view that shares were fully valued relative to our expectations.

The Fund did not use any derivatives during the reporting period.

Looking ahead, while we continue to expect a slow growth environment in the U.S., we are incrementally cautious about economic growth given a full labor market and a tightening in monetary policy. Inflation, albeit benign currently, is also something we watch for and continually think about its potential impact across the portfolio.

On the international front, geopolitical volatility — particularly increasing tensions in the Korean peninsula, ongoing tensions with Russia, and continued uncertainty created by Brexit — could be sources of market volatility. Further, China’s continuing efforts to strike a balance between curbing excess speculation and sustainable long-term growth could create volatility in its economic growth.

While we are cognizant of the above, we continue to focus on the fundamentals of the businesses that the Fund owns and believe they can translate top-line growth into stronger, advantaged bottom-line, supported by competitive advantages, attractive return on capital profiles, and demonstrated leadership practices in environmental, social and governance (ESG) practices. We believe the portfolio’s holdings also have the balance sheet strength and free cash flow generation that could enable them to weather global economic turmoil, should it occur.

Subadviser:

Neuberger Berman Investment Advisors LLC

Portfolio Managers:

Ingrid Dyott and Sajjad Ladiwala, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Social policy funds may underperform other funds that do not have a social policy. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Neuberger Berman NVIT Socially Responsible Fund

Asset Allocation†

Common Stocks	98.3%
Other assets in excess of liabilities	1.7%
100.0%

Top Industries††

Health Care Equipment & Supplies	8.6%
Internet Software & Services	6.2%
Semiconductors & Semiconductor Equipment	5.7%
Oil, Gas & Consumable Fuels	5.6%
IT Services	5.5%
Banks	5.5%
Trading Companies & Distributors	5.1%
Insurance	5.1%
Health Care Providers & Services	4.8%
Media	3.7%
Other Industries	44.2%
100.0%

Top Holdings††

Texas Instruments, Inc.	5.7%
Progressive Corp. (The)	5.1%
WW Grainger, Inc.	3.8%
Comcast Corp., Class A	3.7%
AmerisourceBergen Corp.	3.5%
Intercontinental Exchange, Inc.	3.4%
Aptiv plc	3.4%
Kroger Co. (The)	3.3%
Becton Dickinson and Co.	3.3%
eBay, Inc.	3.2%
Other Holdings	61.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	Neuberger Berman NVIT Socially Responsible Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	18.62%	14.85%	8.75%
Class II	18.36%	14.72%	8.64%
S&P 500® Index	21.83%	15.79%	9.72%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.84%	0.83%
Class II	1.09%	0.92%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	Neuberger Berman NVIT Socially Responsible Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Socially Responsible Fund since inception through 12/31/17 versus performance of the S&P 500® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Neuberger Berman NVIT Socially Responsible Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,083.20	4.36	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Class II Shares	Actual	(b)	1,000.00	1,082.40	4.83	0.92
	Hypothetical	(b)(c)	1,000.00	1,020.57	4.69	0.92

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 98.3%

	Shares	Value

Airlines 2.0%
Ryanair Holdings plc, ADR-IE*	25,964	$2,705,189

Auto Components 3.3%
Aptiv plc	51,907	4,403,271

Banks 5.4%
JPMorgan Chase & Co.	34,787	3,720,122
US Bancorp	64,636	3,463,197

		7,183,319

Capital Markets 3.3%
Intercontinental Exchange, Inc.	63,249	4,462,849

Chemicals 2.1%
Novozymes A/S, ADR-DK	49,348	2,818,264

Communications Equipment 1.4%
NetScout Systems, Inc.*	62,162	1,892,833

Consumer Finance 2.9%
American Express Co.	38,904	3,863,556

Energy Equipment & Services 2.6%
Schlumberger Ltd.	50,617	3,411,080

Equity Real Estate Investment Trusts (REITs) 2.7%
Weyerhaeuser Co.	102,136	3,601,315

Food & Staples Retailing 3.3%
Kroger Co. (The)	157,829	4,332,406

Health Care Equipment & Supplies 8.5%
Becton Dickinson and Co.	20,142	4,311,596
Danaher Corp.	43,702	4,056,420
Medtronic plc	36,803	2,971,842

		11,339,858

Health Care Providers & Services 4.8%
AmerisourceBergen Corp.	49,892	4,581,084
Premier, Inc., Class A*	60,774	1,773,993

		6,355,077

Hotels, Restaurants & Leisure 1.1%
Compass Group plc, ADR-UK	65,166	1,430,720

Household Durables 2.9%
Newell Brands, Inc.	124,505	3,847,205

Industrial Conglomerates 2.1%
3M Co.	12,052	2,836,679

Insurance 5.0%
Progressive Corp. (The)	118,221	6,658,207

Internet Software & Services 6.1%
Alphabet, Inc., Class A*	3,746	3,946,037
eBay, Inc.*	112,053	4,228,880

		8,174,917

Common Stock (continued)

	Shares	Value

IT Services 5.4%
Cognizant Technology Solutions Corp., Class A	55,573	$3,946,795
Mastercard, Inc., Class A	21,626	3,273,311

		7,220,106

Media 3.6%
Comcast Corp., Class A	121,065	4,848,653

Oil, Gas & Consumable Fuels 5.5%
Cimarex Energy Co.	10,056	1,226,933
EQT Corp.	55,336	3,149,725
Noble Energy, Inc.	103,420	3,013,659

		7,390,317

Personal Products 3.1%
Unilever NV, NYRS-UK	74,045	4,170,214

Pharmaceuticals 2.0%
Roche Holding AG, ADR-CH	85,944	2,714,112

Road & Rail 2.2%
JB Hunt Transport Services, Inc.	24,938	2,867,371

Semiconductors & Semiconductor Equipment 5.6%
Texas Instruments, Inc.	71,437	7,460,880

Software 2.2%
Intuit, Inc.	18,539	2,925,083

Specialty Retail 2.7%
Advance Auto Parts, Inc.	36,322	3,620,940

Textiles, Apparel & Luxury Goods 1.5%
Gildan Activewear, Inc.	63,340	2,045,882

Trading Companies & Distributors 5.0%
Fastenal Co.	30,611	1,674,116
WW Grainger, Inc.	21,286	5,028,817

		6,702,933

Total Investments (cost $95,190,665) — 98.3%		131,283,236

Other assets in excess of liabilities — 1.7%		2,296,637

NET ASSETS — 100.0%		$133,579,873

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

CH	Switzerland

DK	Denmark

IE	Ireland

NYRS	New York Registry Shares

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investment securities, at value (cost $95,190,665)	$131,283,236
Cash	2,429,147
Interest and dividends receivable	79,065
Receivable for capital shares issued	675
Prepaid expenses	213

Total Assets	133,792,336

Liabilities:
Payable for capital shares redeemed	69,583
Accrued expenses and other payables:
Investment advisory fees	73,665
Fund administration fees	15,489
Distribution fees	9,686
Administrative servicing fees	7,740
Accounting and transfer agent fees	107
Trustee fees	22
Custodian fees	892
Compliance program costs (Note 3)	126
Professional fees	16,654
Printing fees	7,566
Recoupment fees (Note 3)	7,300
Other	3,633

Total Liabilities	212,463

Net Assets	$133,579,873

Represented by:
Capital	$84,632,125
Accumulated undistributed net investment income	41,163
Accumulated net realized gains from investment securities	12,814,014
Net unrealized appreciation/(depreciation) in investment securities	36,092,571

Net Assets	$133,579,873

Net Assets:
Class I Shares	$6,809,731
Class II Shares	126,770,142

Total	$133,579,873

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	483,075
Class II Shares	9,000,385

Total	9,483,460

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$14.10
Class II Shares	$14.08

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$1,897,929
Interest income	14,447
Foreign tax withholding	(11,859)

Total Income	1,900,517

EXPENSES:
Investment advisory fees	856,537
Fund administration fees	106,289
Distribution fees Class II Shares	313,100
Administrative servicing fees Class I Shares	3,398
Administrative servicing fees Class II Shares	62,622
Professional fees	30,624
Printing fees	13,761
Trustee fees	3,990
Custodian fees	5,180
Accounting and transfer agent fees	582
Compliance program costs (Note 3)	536
Recoupment fees (Note 3)	7,300
Other	2,861

Total expenses before fees waived	1,406,780

Distribution fees waived — Class II (Note 3)	(200,386)

Net Expenses	1,206,394

NET INVESTMENT INCOME	694,123

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	12,840,359
Net change in unrealized appreciation/depreciation in the value of investment securities	8,708,341

Net realized/unrealized gains	21,548,700

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,242,823

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$694,123	$903,523
Net realized gains	12,840,359	11,890,068
Net change in unrealized appreciation/depreciation	8,708,341	(662,369)

Change in net assets resulting from operations	22,242,823	12,131,222

Distributions to Shareholders From:
Net investment income:
Class I	(39,906)	(47,993)
Class II	(653,181)	(858,376)
Net realized gains:
Class I	(563,951)	(612,763)
Class II	(11,154,350)	(12,438,758)

Change in net assets from shareholder distributions	(12,411,388)	(13,957,890)

Change in net assets from capital transactions	(5,866,579)	(6,406,188)

Change in net assets	3,964,856	(8,232,856)

Net Assets:
Beginning of year	129,615,017	137,847,873

End of year	$133,579,873	$129,615,017

Accumulated undistributed net investment income at end of year	$41,163	$51,879

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,590,044	$316,679
Dividends reinvested	603,857	660,756
Cost of shares redeemed	(2,023,855)	(1,812,974)

Total Class I Shares	170,046	(835,539)

Class II Shares
Proceeds from shares issued	3,233,883	1,582,809
Dividends reinvested	11,807,531	13,297,134
Cost of shares redeemed	(21,078,039)	(20,450,592)

Total Class II Shares	(6,036,625)	(5,570,649)

Change in net assets from capital transactions	$(5,866,579)	$(6,406,188)

SHARE TRANSACTIONS:
Class I Shares
Issued	111,613	23,913
Reinvested	45,888	52,187
Redeemed	(142,224)	(137,201)

Total Class I Shares	15,277	(61,101)

Class II Shares
Issued	229,083	119,156
Reinvested	899,194	1,051,559
Redeemed	(1,519,805)	(1,553,225)

Total Class II Shares	(391,528)	(382,510)

Total change in shares	(376,251)	(443,611)

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$13.15	0.08	2.26	2.34	(0.08)	(1.31)	(1.39)	$14.10	18.62%		$6,809,731	0.83%	0.60%	0.83%	17.08%
Year Ended December 31, 2016	$13.39	0.11	1.17	1.28	(0.10)	(1.42)	(1.52)	$13.15	10.11%		$6,153,499	0.83%	0.80%	0.84%	27.75%
Year Ended December 31, 2015	$16.52	0.14	(0.33)	(0.19)	(0.12)	(2.82)	(2.94)	$13.39	(0.32%	)	$7,079,701	0.82%	0.87%	0.82%	19.43%
Year Ended December 31, 2014	$15.08	0.15	1.45	1.60	(0.16)	–	(0.16)	$16.52	10.60%		$7,985,893	0.80%	0.95%	0.80%	32.63%
Year Ended December 31, 2013	$10.95	0.09	4.15	4.24	(0.11)	–	(0.11)	$15.08	38.77%		$11,149,054	0.80%	0.70%	0.80%	29.66%

Class II Shares
Year Ended December 31, 2017	$13.15	0.07	2.24	2.31	(0.07)	(1.31)	(1.38)	$14.08	18.36%		$126,770,142	0.92%	0.52%	1.08%	17.08%
Year Ended December 31, 2016	$13.38	0.09	1.19	1.28	(0.09)	(1.42)	(1.51)	$13.15	10.11%		$123,461,518	0.92%	0.70%	1.09%	27.75%
Year Ended December 31, 2015	$16.51	0.12	(0.32)	(0.20)	(0.11)	(2.82)	(2.93)	$13.38	(0.42%	)	$130,768,172	0.91%	0.78%	1.07%	19.43%
Year Ended December 31, 2014	$15.07	0.13	1.45	1.58	(0.14)	–	(0.14)	$16.51	10.51%		$155,682,504	0.89%	0.82%	1.05%	32.63%
Year Ended December 31, 2013	$10.95	0.08	4.14	4.22	(0.10)	–	(0.10)	$15.07	38.55%		$185,012,617	0.89%	0.62%	1.05%	29.66%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

15

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

16

Notes to Financial Statements (Continued)

December 31, 2017

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments, otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for

17

Notes to Financial Statements (Continued)

December 31, 2017

certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities
$—	$(11,752)	$11,752

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal

18

Notes to Financial Statements (Continued)

December 31, 2017

Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.65%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the

19

Notes to Financial Statements (Continued)

December 31, 2017

Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$—	$10,871	$—	$10,871

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2017, the Fund reimbursed NFA in the amount of $7,300.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $106,289 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s

20

Notes to Financial Statements (Continued)

December 31, 2017

Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $536.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $200,386, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.05% and 0.05% for Class I and Class II shares, respectively, for a total amount of $66,020.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in

21

Notes to Financial Statements (Continued)

December 31, 2017

overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $22,252,526 and sales of $39,738,887 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

●	undervalued stocks that do not meet the social criteria could outperform those that do;

●	economic or political changes could make certain companies less attractive for investment; or

●	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

22

Notes to Financial Statements (Continued)

December 31, 2017

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $2,935 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,141,036	$11,270,352	$12,411,388	$—	$12,411,388

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$906,369	$13,051,521	$13,957,890	$—	$13,957,890

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$965,459	$11,899,915	$12,865,374	$—	$36,082,374	$48,947,748

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$95,200,862	$40,533,913	$(4,451,539)	$36,082,374

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Neuberger Berman NVIT Socially Responsible Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Neuberger Berman NVIT Socially Responsible Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 92.46%.

The Fund designates $11,270,352 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

26

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2017

NVIT Large Cap Growth Fund

AR-LCG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Large Cap Growth Fund

For the annual period ended December 31, 2017, the NVIT Large Cap Growth Fund (Class I) returned 27.31% versus 30.21% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Growth Funds (consisting of 46 funds as of December 31, 2017) was 28.42% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Politics and policy have been top of mind for investors since the Trump administration settled in. The Republican-controlled Congress and the White House haven’t exactly seen eye-to-eye, resulting in the first of the three main pillars of their agenda — repeal and replace the Affordable Care Act — failing twice. Though it fell short of initial lofty goals for reforming the tax code, Congress did manage to pass a tax bill before year-end. The third pillar, passing a major infrastructure spending program, appears tenuous, given other pressing matters such as foreign policy and trade negotiations.

The stock market marched steadily on throughout the year, hitting fresh all-time highs as equities sprinted to the close on rising expectations for faster growth. The Federal Reserve kept its word and proceeded gradually with plans to reverse quantitative easing, or policy “normalization,” and has judiciously spread out interest rate hikes as unemployment has fallen below pre-Financial Crisis levels. With that backdrop, corporate profits have continued to grow and the economy, after a sluggish start to 2017, should finish the year with 3% plus growth for the third consecutive quarter.

Leading sectors within the Russell 1000 Growth Index have been somewhat inconsistent over the past year. After a post-election surge, the Industrials and Financials sectors cooled off, with the former lagging the benchmark and the latter in-line through the first half of the year. Despite optimism that tax cuts would spur stronger economic activity, interest rates fell in the first quarter of 2017 and large-capitalization stocks in the Technology and Consumer Discretionary sectors led the market. Only the Technology and

Financials sectors have shown consistent strength relative to the benchmark, posting gains of 42% and 30%, respectively. The only other sector to outperform for the year was Industrials, up 33% thanks to a strong second half. Energy was the only negative sector, at -6%, while Consumer Staples also was a significant laggard, up just 13%.

The entire shortfall relative to the benchmark was due to stock selection, as sector allocation produced no net impact and factor allocation had only a minor net impact. Selection was weakest in the Health Care, Consumer Staples and Industrials sectors. Sector allocation was notably positive in Technology (overweight) and Consumer Staples (underweight), despite having no net impact on relative performance. From a factor standpoint, investors generally rewarded two groups of companies: those with strong revenue growth but expensive valuations (high growth), and those with strong free cash flow and low capital expenditures (low growth). While the Fund owned a number of companies that fit those descriptions, our process primarily favors reasonably valued companies with above-average growth. Thus, we were mostly selecting from stocks falling in between the favored factor profiles.

We determine “Value” using 12 fundamental metrics drawn from company financial statements (such as Price/Book, Price/Earnings, Price/Sales, and Price/Cash Flow), which, when combined in weights that vary by industry, become a “super-factor.” Stocks with better overall value (i.e., cheaper) rank better. During the year, the Fund had comparably greater exposure than the benchmark to stocks ranking in the top two deciles on Value. On an allocation basis, that detracted more than 100 basis points of relative return. Well-ranked value names that were owned during the period and hurt results include Chicago Bridge & Iron, Kroger and International Game Technology.

The top two deciles of free cash flow per share, which is one of the valuation metrics in our model, outperformed the benchmark by nearly 400 basis points. The Fund’s overweight position in companies with strong free cash flow provided excess return. However, unfavorable selection more than offset the positive impact from

4

Fund Commentary (cont.)	NVIT Large Cap Growth Fund

allocation. Although the capex metric in our model is not used in the current Bull Regime, companies with low capital expenditures per share outperformed. The Fund’s exposure was in line with the benchmark and generated no excess return from allocation.

We use year-over-year growth in operating cash flow, one of six growth metrics in our model. Within the benchmark, the top two deciles (highest) of cash flow growth outperformed the benchmark by almost 5% and returned 11% more than the bottom two deciles. The Fund had positive active exposure to cash flow growth, which added 40 basis points of excess return. Applied Materials and Facebook were two top contributors; the Fund continues to hold these securities.

Although it is closely related (with similar results) to cash flow growth, sales growth is not a metric specifically used in our quantitative model. But, as part our fundamental evaluation process, it is a consideration in selecting stocks for the portfolio (subject to the constraint of an overall model rank within the top three deciles). We consider stocks showing year-over-year revenue above the median of their industry group to be strong. In 2017, the top two deciles of sales growth (highest growth) outgained the Russell 1000 Growth benchmark by 800 basis points and returned twice that of the lowest quintile. The Fund was slightly overweight the top two deciles of sales growth, which added 100 basis points of excess return. Active positions held for part or all of the year in Square, Micron Technology and Pulte Group were top contributors. Celgene and Broadcom detracted on a relative basis.

The Health Care sector was the primary driver of relative underperformance, detracting 140 basis points out of the 179-basis point total shortfall in the period. Roughly one-half of the impact occurred in the early months of 2017, primarily a function of weakness within the managed care space. UnitedHealth Group, Humana and WellCare Health Plans were all held in the portfolio due to their favorable position, regardless of the outcome of new legislation. The Fund continues to hold UnitedHealth Group and Humana, and exited its position in WellCare

Health Plans. However, investors elected to sell the shares and step aside while the battle in Washington persisted. The stocks all bounced back strongly over the spring and summer, and all remained in the portfolio at year end. Much of the remaining shortfall was felt in the Biotechnology group, particularly in October, when several names fell sharply. Celgene was the chief culprit, as the shares fell 30% over a two-week span following news that the company was halting trials for its drug to treat Crohn’s Disease and Irritable Bowel Syndrome (IBS), calling into question that entire line of clinical development. While estimates were lowered, the company is still poised to show healthy growth going forward, and recently announced positive data from a phase 3 trial for Ozanimod, a drug used to treat relapsing Multiple Sclerosis and Ulcerative Colitis. We have reduced exposure to the group overall, but increased the Fund’s position in Celgene due to our belief that the drop in market value is more than warranted by the likely reduction in future sales and earnings.

Results in the Industrials sector were also unfavorable, detracting 90 basis points from relative return on the year. Two names were particularly costly. Engineering and construction firm Chicago Bridge & Iron badly missed 2017 first-quarter earnings, lowered guidance and offered a notably murky outlook. This was an infrastructure-related investment that we determined was unlikely to work out as we anticipated. The stock has continued to underperform since being sold. HD Supply Holdings, a distributor of industrial and facilities maintenance products, announced the sale of one of its larger business units, with the primary impact being a meaningful reduction in earnings power. Given the uncertainty of both the timing of the sale and the outlook for the remaining businesses, the stock was sold.

Positively, the Technology sector was strong for most of the year, adding 23 basis points of excess return due to allocation, as it was the Fund’s largest overweight during the year. Weakness in the Hardware & Equipment group was mostly offset by strong relative performance in the Semiconductors & Equipment group. Three of the top five relative contributors in the portfolio were

5

Fund Commentary (cont.)	NVIT Large Cap Growth Fund

in the latter group. The strongest contributor to excess return was memory chip supplier Micron Technology. Micron has benefited from a strong pricing environment in DRAM memory and favorable supply/demand conditions for NAND flash memory. Equipment supplier Lam Research is seeing strong demand for next-generation manufacturing tools and equipment as the industry seeks to improve yields and increase chip densities. Both stocks are still held in the portfolio. Still, there were some standout performers in the Hardware group. Storage provider Western Digital buoyed results in the early part of the year, but subsequently cooled off due to a dispute over a semiconductor fabrication joint venture with partner Toshiba, and the Fund exited this position. In Software & Services, mobile payment processor Square Inc. was the best-performing holding in the Fund. In the fourth quarter, the company announced that it would support Bitcoin on its platform. The Fund continues to hold this position.

The Consumer Discretionary sector was the top contributor to relative return, adding 38 basis points. None of the top 10 contributors to excess return came from the sector, but a number of names pitched in, particularly in the Media and Retailing groups. In the former, Electronic Arts performed well through the third quarter, as its sports gaming franchise remains strong with Madden NFL and FIFA soccer. However, the company faced a significant backlash over its approach to in-game purchases with the latest release of Battlefront, with many complaining about the excessive costs required to unlock features in order to compete. While in-game purchases remain a key revenue and profit driver and competitive online gaming is growing, we sold the last of the Fund’s position, preferring to sidestep the controversy and see how the company and industry respond. Also, the company recently terminated development of the next Star Wars game due to operational challenges, which was a disappointment given the fiercely competitive market. Also helping was Netflix, which continues to enjoy strong international subscriber growth. The dramatically rising cost of content production, however, is consuming large quantities of cash, increasing the company’s risk profile. After struggling with retail, we ultimately reduced the number of holdings, making The Home Depot one of the Fund’s top positions and being increasingly selective about other names.

Closing out the year, the portfolio’s top sector overweight is Financials, at 2.5%, reflecting additions to existing holdings and a new position in Bank of America. The largest underweight is Real Estate, where we eliminated the Fund’s sole position and entered 2018 with a 0% allocation. Exposure to Industrials was taken up to market weight, Health Care was reduced to market weight, while the Technology sector, which now makes up 38% of the benchmark, is slightly underweight. Aside from those intentional moves, changes in relative sector weights during the quarter were driven by our use of the standard GICS classification system versus the modified version used previously.

Since the end of 2014, the Russell 1000 Growth Index has outpaced its value counterpart by more than 500 basis points per year, bringing its cumulative spread advantage to more than 1100 basis points, or 11%, since the end of the financial crisis, a three-standard deviation event exceeded only by the internet bubble peak in 2000. That is not to say a reversal is imminent, but given the extreme divergence, a situation consistent with the weak performance of value factors within our model, we are watching for signs of a change in market character and favoring value factors at the margin.

Subadviser:

Boston Advisors, LLC

Portfolio Managers:

James W. Gaul, CFA; David Hanna; Edward Mulrane, CFA; Douglas Riley, CFA; and Michael J. Vogelzang, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Large Cap Growth Fund

Asset Allocation†

Common Stocks	99.1%
Repurchase Agreements	1.7%
Rights††	0.0%
Liabilities in excess of other assets	(0.8)%
100.0%

Top Industries†††

Software	9.8%
Internet Software & Services	9.5%
Technology Hardware, Storage & Peripherals	7.8%
Internet & Direct Marketing Retail	5.9%
Biotechnology	5.5%
Health Care Providers & Services	4.8%
IT Services	4.5%
Semiconductors & Semiconductor Equipment	4.3%
Machinery	4.3%
Specialty Retail	3.9%
Other Industries*	39.7%
100.0%

Top Holdings†††

Apple, Inc.	7.0%
Microsoft Corp.	6.0%
Alphabet, Inc., Class A	5.9%
Amazon.com, Inc.	4.1%
Facebook, Inc., Class A	3.6%
Home Depot, Inc. (The)	3.3%
UnitedHealth Group, Inc.	3.0%
PepsiCo, Inc.	2.0%
Visa, Inc., Class A	2.0%
Altria Group, Inc.	1.8%
Other Holdings*	61.3%
100.0%
†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	27.31%	15.58%	16.21%
Class II	27.07%	15.28%	15.92%
Russell 1000® Growth Index	30.21%	17.33%	17.99%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.68%	0.61%
Class II	0.93%	0.86%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (cont.)	NVIT Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Large Cap Growth Fund since inception through 12/31/17 versus performance of the Russell 1000® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Large Cap Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,136.70	3.29	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class II Shares	Actual	(b)	1,000.00	1,135.60	4.63	0.86
	Hypothetical	(b)(c)	1,000.00	1,020.87	4.38	0.86

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2017

NVIT Large Cap Growth Fund

Common Stocks 99.1%

	Shares	Value

Aerospace & Defense 0.7%
Boeing Co. (The)	36,105	$10,647,726

Airlines 1.5%
American Airlines Group, Inc.	320,465	16,673,794
Copa Holdings SA, Class A	57,850	7,755,371

		24,429,165

Banks 2.7%
Bank of America Corp.	539,795	15,934,748
Citigroup, Inc.	202,315	15,054,259
Citizens Financial Group, Inc.	289,510	12,153,630

		43,142,637

Beverages 3.3%
Monster Beverage Corp.*	319,790	20,239,509
PepsiCo, Inc.	270,025	32,381,398

		52,620,907

Biotechnology 5.5%
AbbVie, Inc.	232,155	22,451,710
Alexion Pharmaceuticals, Inc.*	108,085	12,925,885
Amgen, Inc.	83,065	14,445,004
Celgene Corp.*	148,620	15,509,983
Foundation Medicine, Inc.*	135,600	9,247,920
Vertex Pharmaceuticals, Inc.*	83,600	12,528,296

		87,108,798

Building Products 1.8%
Builders FirstSource, Inc.*	550,625	11,998,119
Owens Corning	171,040	15,725,417

		27,723,536

Capital Markets 1.8%
Ameriprise Financial, Inc.	113,580	19,248,403
State Street Corp.	101,255	9,883,500

		29,131,903

Chemicals 1.4%
FMC Corp.	132,330	12,526,358
Methanex Corp.	162,840	9,859,962

		22,386,320

Construction & Engineering 1.4%
EMCOR Group, Inc.	116,080	9,489,540
MasTec, Inc.*	253,350	12,401,483

		21,891,023

Construction Materials 0.7%
Summit Materials, Inc., Class A*	331,527	10,423,218

Consumer Finance 1.3%
FirstCash, Inc.	142,255	9,595,100
Green Dot Corp., Class A*	170,975	10,302,953

		19,898,053

Diversified Telecommunication Services 0.5%
Verizon Communications, Inc.	148,900	7,881,277

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	121,960	$22,699,195

Health Care Providers & Services 4.8%
AmerisourceBergen Corp.	121,200	11,128,584
Humana, Inc.	72,930	18,091,745
UnitedHealth Group, Inc.	214,725	47,338,274

		76,558,603

Hotels, Restaurants & Leisure 2.9%
Royal Caribbean Cruises Ltd.	95,750	11,421,060
Wyndham Worldwide Corp.	140,620	16,293,639
Wynn Resorts Ltd.	108,735	18,331,634

		46,046,333

Household Durables 1.7%
Mohawk Industries, Inc.*	54,295	14,979,990
PulteGroup, Inc. (a)	343,850	11,433,013

		26,413,003

Internet & Direct Marketing Retail 6.0%
Amazon.com, Inc.*	55,750	65,197,953
Liberty Ventures, Series A*	144,940	7,861,546
Netflix, Inc.*	111,390	21,382,424

		94,441,923

Internet Software & Services 9.6%
Alphabet, Inc., Class A*	89,780	94,574,252
Facebook, Inc., Class A*	321,745	56,775,123

		151,349,375

IT Services 4.5%
DXC Technology Co.	193,945	18,405,380
Mastercard, Inc., Class A	52,120	7,888,883
Square, Inc., Class A*	85,930	2,979,193
Vantiv, Inc., Class A* (a)	131,550	9,675,503
Visa, Inc., Class A (a)	280,500	31,982,610

		70,931,569

Leisure Products 0.5%
Polaris Industries, Inc. (a)	68,160	8,451,159

Life Sciences Tools & Services 0.6%
ICON plc* (a)	79,325	8,896,299

Machinery 4.3%
Cummins, Inc.	80,820	14,276,045
Deere & Co.	144,255	22,577,350
Meritor, Inc.*	331,180	7,769,483
Oshkosh Corp.	167,930	15,263,158
Terex Corp. (a)	172,025	8,295,045

		68,181,081

Media 2.1%
Comcast Corp., Class A	424,000	16,981,200
Sirius XM Holdings, Inc. (a)	1,585,885	8,500,343
Walt Disney Co. (The)	79,270	8,522,318

		34,003,861

11

Statement of Investments (Continued)

December 31, 2017

NVIT Large Cap Growth Fund (continued)

Common Stocks (continued)

	Shares	Value

Metals & Mining 1.6%
Freeport-McMoRan, Inc.*	581,330	$11,022,017
Steel Dynamics, Inc.	327,825	14,139,092

		25,161,109

Oil, Gas & Consumable Fuels 1.4%
Devon Energy Corp.	205,335	8,500,869
EOG Resources, Inc.	123,350	13,310,699

		21,811,568

Pharmaceuticals 1.9%
Bristol-Myers Squibb Co.	214,330	13,134,143
Zoetis, Inc.	225,060	16,213,322

		29,347,465

Road & Rail 1.3%
CSX Corp.	363,620	20,002,736

Semiconductors & Semiconductor Equipment 4.3%
Applied Materials, Inc.	209,525	10,710,918
Broadcom Ltd.	82,250	21,130,025
Lam Research Corp. (a)	59,430	10,939,280
Micron Technology, Inc.* (a)	316,510	13,014,891
ON Semiconductor Corp.*	611,120	12,796,853

		68,591,967

Software 9.9%
Adobe Systems, Inc.*	119,165	20,882,475
Check Point Software Technologies Ltd.*	59,875	6,204,247
FireEye, Inc.* (a)	622,345	8,837,299
Intuit, Inc.	79,445	12,534,832
Microsoft Corp.	1,108,195	94,795,000
VMware, Inc., Class A* (a)	106,255	13,315,877

		156,569,730

Specialty Retail 4.0%
Children’s Place, Inc. (The)	63,710	9,260,248
Home Depot, Inc. (The)	281,105	53,277,831

		62,538,079

Technology Hardware, Storage & Peripherals 7.8%
Apple, Inc.	659,315	111,575,877
HP, Inc.	576,165	12,105,227

		123,681,104

Textiles, Apparel & Luxury Goods 1.6%
PVH Corp.	58,930	8,085,785
VF Corp. (a)	234,280	17,336,720

		25,422,505

Tobacco 1.8%
Altria Group, Inc.	395,535	28,245,154

Trading Companies & Distributors 1.7%
United Rentals, Inc.*	74,745	12,849,413
WW Grainger, Inc.	59,585	14,076,956

		26,926,369

Common Stocks (continued)

	Shares	Value

Wireless Telecommunication Services 0.8%
T-Mobile US, Inc.*	188,375	$11,963,696

Total Common Stocks (cost $1,234,419,074)		1,565,518,446

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp., CVR* (b)(c)	326,350	489,525

Total Right (cost $—)		489,525

Repurchase Agreements 1.7%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $4,590,802, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $4,681,879. (d)(e)	$4,590,078	4,590,078
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $17,002,645, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $17,340,003. (d)(e)	17,000,000	17,000,000
RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $5,001,313, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $5,100,058. (d)(e)	5,000,000	5,000,000

Total Repurchase Agreements (cost $26,590,078)		26,590,078

Total Investments (cost $1,261,009,152) — 100.8%		1,592,598,049

Liabilities in excess of other assets — (0.8)%		(12,910,772)

NET ASSETS — 100.0%		$1,579,687,277

12

Statement of Investments (Continued)

December 31, 2017

NVIT Large Cap Growth Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $33,555,067, which was collateralized by cash used to purchase repurchase agreements with a total value of $26,590,078 and by $8,002,921 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 5.00% and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $34,592,999.

(b)	Illiquid security (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $26,590,078.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2017

NVIT Large Cap Growth Fund
Assets:
Investment securities, at value* (cost $1,234,419,074)	$1,566,007,971
Repurchase agreements, at value (cost $26,590,078)	26,590,078
Cash	20,582,685
Interest and dividends receivable	1,071,572
Security lending income receivable	19,309
Receivable for investments sold	2,792,860
Receivable for capital shares issued	701,874
Reimbursement from investment adviser (Note 3)	23,459
Prepaid expenses	2,333

Total Assets	1,617,792,141

Liabilities:
Payable for investments purchased	9,728,903
Payable for capital shares redeemed	817,811
Payable upon return of securities loaned (Note 2)	26,590,078
Accrued expenses and other payables:
Investment advisory fees	584,943
Fund administration fees	49,336
Distribution fees	70,546
Administrative servicing fees	201,368
Accounting and transfer agent fees	306
Trustee fees	257
Custodian fees	8,340
Compliance program costs (Note 3)	1,511
Professional fees	19,786
Printing fees	24,591
Other	7,088

Total Liabilities	38,104,864

Net Assets	$1,579,687,277

Represented by:
Capital	$1,101,439,934
Accumulated undistributed net investment income	271,509
Accumulated net realized gains from investment securities	146,386,937
Net unrealized appreciation/(depreciation) in investment securities	331,588,897

Net Assets	$1,579,687,277

Net Assets:
Class I Shares	$1,246,284,724
Class II Shares	333,402,553

Total	$1,579,687,277

14

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Large Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	63,328,028
Class II Shares	17,045,896

Total	80,373,924

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.68
Class II Shares	$19.56

*	Includes value of securities on loan of $33,555,067 (Note 2).

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2017

NVIT Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$16,323,588
Income from securities lending (Note 2)	162,207
Interest income	129,315
Foreign tax withholding	(50,969)

Total Income	16,564,141

EXPENSES:
Investment advisory fees	7,091,200
Fund administration fees	406,940
Distribution fees Class II Shares	778,215
Administrative servicing fees Class I Shares	1,771,808
Administrative servicing fees Class II Shares	466,931
Professional fees	85,295
Printing fees	6,813
Trustee fees	45,431
Custodian fees	55,163
Accounting and transfer agent fees	1,727
Compliance program costs (Note 3)	6,035
Other	26,251

Total expenses before fees waived and expenses reimbursed	10,741,809

Investment advisory fees waived (Note 3)	(567,148)
Expenses reimbursed by adviser (Note 3)	(258,821)

Net Expenses	9,915,840

NET INVESTMENT INCOME	6,648,301

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	147,361,307
Net change in unrealized appreciation/depreciation in the value of investment securities	204,771,380

Net realized/unrealized gains	352,132,687

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$358,780,988

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Large Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$6,648,301	$9,880,295
Net realized gains	147,361,307	38,050,765
Net change in unrealized appreciation/depreciation	204,771,380	(239,110)

Change in net assets resulting from operations	358,780,988	47,691,950

Distributions to Shareholders From:
Net investment income:
Class I	(5,616,692)	(8,137,321)
Class II	(733,642)	(1,481,229)
Net realized gains:
Class I	(28,312,779)	(251,492,533)
Class II	(7,444,181)	(67,430,578)

Change in net assets from shareholder distributions	(42,107,294)	(328,541,661)

Change in net assets from capital transactions	(129,720,363)	331,861,771

Change in net assets	186,953,331	51,012,060

Net Assets:
Beginning of year	1,392,733,946	1,341,721,886

End of year	$1,579,687,277	$1,392,733,946

Accumulated undistributed net investment income at end of year	$271,509	$286,157

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$8,295,631	$10,557,533
Proceeds from shares issued from merger (Note 10)	–	125,456,931
Dividends reinvested	33,929,471	259,629,854
Cost of shares redeemed	(147,740,632)	(149,729,690)

Total Class I Shares	(105,515,530)	245,914,628

Class II Shares
Proceeds from shares issued	15,320,717	13,803,965
Proceeds from shares issued from merger (Note 10)	–	56,932,030
Dividends reinvested	8,177,823	68,911,807
Cost of shares redeemed	(47,703,373)	(53,700,659)

Total Class II Shares	(24,204,833)	85,947,143

Change in net assets from capital transactions	$(129,720,363)	$331,861,771

17

Statements of Changes in Net Assets (Continued)

	NVIT Large Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	461,624	561,527
Issued in merger (Note 10)	–	6,289,919
Reinvested	1,856,156	16,698,778
Redeemed	(8,229,799)	(8,190,303)

Total Class I Shares	(5,912,019)	15,359,921

Class II Shares
Issued	852,779	755,964
Issued in merger (Note 10)	–	2,867,894
Reinvested	453,557	4,465,334
Redeemed	(2,690,453)	(2,963,149)

Total Class II Shares	(1,384,117)	5,126,043

Total change in shares	(7,296,136)	20,485,964

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Large Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$15.91	0.09	4.21	4.30	(0.09)	(0.44)	(0.53)	$19.68	27.31%	$1,246,284,724	0.61%	0.50%	0.67%	80.08%
Year Ended December 31, 2016	$19.99	0.14	0.44	0.58	(0.12)	(4.54)	(4.66)	$15.91	3.63%	$1,101,282,906	0.61%	0.77%	0.69%	86.07%	(e)
Year Ended December 31, 2015	$22.74	0.13	0.85	0.98	(0.13)	(3.60)	(3.73)	$19.99	5.09%	$1,076,868,266	0.63%	0.60%	0.68%	114.71%
Year Ended December 31, 2014	$23.49	0.13	1.87	2.00	(0.17)	(2.58)	(2.75)	$22.74	8.80%	$1,161,615,884	0.63%	0.55%	0.68%	47.71%
Year Ended December 31, 2013	$17.31	0.12	6.22	6.34	(0.16)	–	(0.16)	$23.49	36.70%	$1,212,244,085	0.63%	0.59%	0.70%	44.07%

Class II Shares
Year Ended December 31, 2017	$15.81	0.04	4.19	4.23	(0.04)	(0.44)	(0.48)	$19.56	27.07%	$333,402,553	0.86%	0.25%	0.92%	80.08%
Year Ended December 31, 2016	$19.91	0.09	0.43	0.52	(0.08)	(4.54)	(4.62)	$15.81	3.32%	$291,451,040	0.86%	0.52%	0.94%	86.07%	(e)
Year Ended December 31, 2015	$22.67	0.08	0.84	0.92	(0.08)	(3.60)	(3.68)	$19.91	4.82%	$264,853,620	0.88%	0.35%	0.93%	114.71%
Year Ended December 31, 2014	$23.42	0.07	1.87	1.94	(0.11)	(2.58)	(2.69)	$22.67	8.56%	$282,930,748	0.88%	0.30%	0.93%	47.71%
Year Ended December 31, 2013	$17.27	0.07	6.19	6.26	(0.11)	–	(0.11)	$23.42	36.29%	$304,897,633	0.88%	0.34%	0.95%	44.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2017

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to

20

Notes to Financial Statements (Continued)

December 31, 2017

unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to a ssign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that

21

Notes to Financial Statements (Continued)

December 31, 2017

security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,565,518,446	$—	$—	$1,565,518,446
Repurchase Agreements	—	26,590,078	—	26,590,078
Rights	—	—	489,525	489,525
Total	$1,565,518,446	$26,590,078	$489,525	$1,592,598,049

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

22

Notes to Financial Statements (Continued)

December 31, 2017

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/2016	$407,937	$407,937
Accrued Accretion/(Amortization)	—	—
Realized Gains (Losses)	—	—
Change in Unrealized Appreciation/Depreciation	81,588	81,588
Purchases	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$489,525	$489,525
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2017*	$81,588	$81,588

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

23

Notes to Financial Statements (Continued)

December 31, 2017

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $26,590,078, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from

24

Notes to Financial Statements (Continued)

December 31, 2017

securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% -3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% -4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$4,590,078	$—	$4,590,078	$(4,590,078)	$—
Nomura Securities International, Inc.	17,000,000	—	17,000,000	(17,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$26,590,078	$—	$26,590,078	$(26,590,078)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

25

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date. Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities
$—	$(312,615)	$312,615

Amount designated as “—” is zero or has been rounded to zero.

26

Notes to Financial Statements (Continued)

December 31, 2017

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Boston Advisors, LLC (the “Subadviser”) as subadviser to the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.50%
$500 million up to $1 billion	0.475%
$1 billion and more	0.45%

The Trust and NFA have entered into a written contract waiving 0.038% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $567,148, for which NFA shall not be entitled to later seek recoupment.

27

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.47%, after contractual fee waivers was 0.44%, and after contractual fee waivers and expense reimbursements was 0.42%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative service fees, from exceeding the amounts listed in the table below until April 30, 2018.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$348,756	$568,166	$258,821	$1,175,743

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

28

Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, NFM earned $406,940 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $6,035.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $2,238,739.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

29

Notes to Financial Statements (Continued)

December 31, 2017

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $1,184,928,979 and sales of $1,338,554,522 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk

30

Notes to Financial Statements (Continued)

December 31, 2017

management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

10.  Merger

At close of business on April 24, 2016, NVIT Large Cap Growth Fund (“Acquiring Fund”) acquired all of the net assets of NVIT Growth Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on December 9, 2015. The reorganization of the Target Fund was approved by the shareholders of the Target Fund at a meeting held on March 29, 2016. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 9,157,813 shares of the Acquiring Fund, valued at $182,388,961, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $178,541,229 and identified cost of $166,434,157 at April 24, 2016, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $1,293,746,557. The net assets of the Acquiring Fund immediately following the acquisition were $1,476,135,518. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class I and Class II shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Class IV shares of the Target Fund received a number of shares proportional to their ownership of Class I of the Acquiring Fund. The following is a summary of Shares Outstanding,

31

Notes to Financial Statements (Continued)

December 31, 2017

Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
NVIT Growth Fund				$12,107,072
Class I	5,544,690	$102,502,028	$18.4865
Class II	5,500,144	56,932,030	10.3510
Class IV	1,241,881	22,954,903	18.4840
Acquiring Fund
NVIT Large Cap Growth Fund				$118,681,657
Class I	51,955,174	$1,036,280,477	$19.9457
Class II	12,969,579	257,466,080	19.8515
After Reorganization
NVIT Large Cap Growth Fund				$130,788,729
Class I	58,245,093	$1,161,737,408	$19.9457
Class II	15,837,473	314,398,110	19.8515

The following pro forma information for the year ended December 31, 2016 is provided as though the reorganization had been completed on January 1, 2016, the beginning of the annual reporting period for the Fund:

●	Net investment income $9,082,307;

●	Net gain on investments $36,023,741;

●	Net change in unrealized appreciation/(depreciation) $12,710,850; and

●	Net increase in net assets resulting from operations $57,816,898.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since April 24, 2016.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,350,334	$35,756,960	$42,107,294	$—	$42,107,294

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

32

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,618,550	$318,923,111	$328,541,661	$—	$328,541,661

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$40,272,544	$107,155,205	$147,427,749	$—	$330,819,594	$478,247,343

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,261,778,455	$339,949,625	$(9,130,031)	$330,819,594

12. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Large Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

34

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 32.74%.

The Fund designates $35,756,960 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

36

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

38

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

39

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

41

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2017

NVIT Bond Index Fund

AR-BDX 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

Fund Commentary	NVIT Bond Index Fund

For the annual period ended December 31, 2017, the NVIT Bond Index Fund (Class Y) returned 3.33% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 18 funds as of December 31, 2017) was 4.56% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

As widely expected, the Federal Open Market Committee (FOMC) met on March 15 and increased the federal funds rate by 25 basis points (bps), or 0.25%. The market reacted not to the rise in rates, which was 100% priced in, but to the lack of any accompanying hawkishness. In particular, the lack of increase in the 2017 and 2018 “dots,” which many observers had expected would show a chance of four hikes in 2017 and something more than the previous three hikes for 2018. For the first time in over a year, Fed Chair Yellen’s prepared remarks contained no reference to the “asymmetric risks” facing policymakers near the zero lower bound. In Chair Yellen’s press conference, she leaned on the mediate three-hike pace in 2017 and reinforced the message of “gradual.” The balance sheet was mentioned in both Chair Yellen’s prepared remarks and Q&A. She said that “a number of issues” related to an eventual change in reinvestment policy was discussed. Her remark implies that more than cursory conversation took place, and that the FOMC is starting to discuss what are a number of important “issues” on the balance sheet that would need to be evaluated, and then at some point decisions would need to be made, such as what size, before the FOMC could change the balance sheet policy. The Fed Chair’s comments also echoed those of the Federal Reserve Bank (FRB) of New York President Dudley, who himself had moved a little further away from saying that a change in balance sheet policy would not come until the federal funds rate had reached some threshold.

In the second quarter of 2017, the major themes affecting markets were ongoing political risk, the continuation of the synchronization in the global economic recovery and the specter of potentially tighter monetary policy across a number of regions. Treasury yields moved lower during the quarter as optimism about Trumpflation faded; increasing geopolitical risk, particularly with the Korean peninsula, and broadly weaker economic data caused the Treasury market to rally as reflation bets unwound. The U.S. 10-year Treasury fell by 8 bps to close at 1.35, while the 30-year Treasury fell 18 bps to 2.83%. U.S. political turmoil continued throughout the quarter, which culminated in President Trump’s firing of FBI director Comey on May 9. The ongoing turmoil threatened to reduce focus and the ability to drive consensus around priorities such as meaningful tax reform.

In the third quarter of 2017, U.S. Treasury yields trended generally lower throughout the quarter to reach a low on September 7 as investors flocked to safe-haven assets on the back of ongoing geopolitical uncertainty on the North Korean peninsula. The yield on 10-year debt dropped to its lowest level since the U.S. presidential election in 2016. Following a move higher in the Federal Reserve’s preferred inflation metric and President Trump’s putative tax plans, the remainder of September saw a rebound with yields on the 10-year and 30-year finishing just 3 bps higher than where they started the quarter at 2.33% and 2.86%, respectively.

In the fourth quarter of 2017, the story continued to be around the dramatic bear flattening of the yield curve with the spread between the 5-year and 30-year closing the quarter more than 53 bps flatter. Ten-year Treasury yields were up 7 bps to 2.41%, while 30-year yields were down 13 bps to 2.74%. Thirty-year breakeven inflation ended the quarter higher at 2.02%. Similar action was seen in the 2-year and 10-yearcurve, which closed the quarter 52 bps flatter. Although a flattening yield curve can be a recession warning, given the robust global and domestic macroeconomic backdrop, it is thought in this instance to relate to rising interest rates against a backdrop of subdued inflation. Yields reached a multi-month high on December 20 after the Senate approved a $1.5 trillion tax bill, the first overhaul of the U.S. tax code in more than 30 years and President

Fund Commentary (cont.)	NVIT Bond Index Fund

Trump’s first legislative victory in what has been a captious and controversial inaugural year for the new president. The 10-year yield touched its highest in nine months with 2.50%, while the 30-year yield reached a two-month high with 2.89%. Stock indexes also received a tax-bill related fillip and finished the year in record-beating form with the Dow closing above 24,000 for the first time in the index’s history.

During the review period, securities sampling contributed positively to Fund performance, while transaction costs detracted slightly. The Fund held futures as a method of managing duration. During the year, these securities had a negligible impact on returns.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	NVIT Bond Index Fund

Asset Allocation†

U.S. Treasury Obligations	36.8%
Mortgage-Backed Securities	28.0%
Corporate Bonds	26.5%
Short-Term Investment	7.6%
Commercial Mortgage-Backed Securities	1.8%
Foreign Government Securities	1.7%
U.S. Government Agency Securities	1.5%
Repurchase Agreements	1.2%
Supranational	1.2%
Municipal Bonds	0.8%
Asset-Backed Securities	0.5%
Liabilities in excess of other assets††	(7.6)%
100.0%

Top Industries†††

Banks	4.1%
Oil, Gas & Consumable Fuels	2.4%
Capital Markets	1.2%
Electric Utilities	1.2%
Diversified Telecommunication Services	1.1%
Media	1.1%
Pharmaceuticals	1.0%
Consumer Finance	0.8%
Software	0.7%
Equity Real Estate Investment Trusts (REITs)	0.7%
Other Industries*	85.7%
100.0%

Top Holdings†††

Fidelity Investments Money Market Prime Money Market Portfolio - Institutional Class	7.1%
FNMA TBA, 3.00%, 5/25/2044	1.7%
GNMA TBA, 3.00%, 2/20/2045	1.4%
FHLMC TBA, 3.00%, 9/15/2044	1.1%
U.S. Treasury Notes, 1.75%, 3/31/2022	1.0%
U.S. Treasury Notes, 1.38%, 3/31/2020	1.0%
U.S. Treasury Notes, 2.38%, 8/15/2024	1.0%
U.S. Treasury Notes, 1.75%, 9/30/2022	0.9%
U.S. Treasury Notes, 3.50%, 5/15/2020	0.8%
FNMA TBA, 3.50%, 1/25/2047	0.8%
Other Holdings*	83.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	NVIT Bond Index Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	3.12%	N/A	2.34%[2]
Class Y	3.33%	1.88%	3.76%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.20%
CPI	2.11%	1.43%	1.61%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

Expense Ratio^
Class I	0.38%
Class Y	0.23%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (cont.)	NVIT Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund for the 10-year period ended 12/31/17 versus performance of the Bloomberg Barclays (BbgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Bond Index Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,009.70	1.92	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38
Class Y Shares	Actual	(b)	1,000.00	1,010.90	1.17	0.23
	Hypothetical	(b)(c)	1,000.00	1,024.05	1.17	0.23

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

Statement of Investments

December 31, 2017

NVIT Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Value

Airlines 0.1%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	$364,740	$388,166
Continental Airlines Pass-Through Trust, Series 2012-1, Class A, 4.15%, 4/11/2024	272,480	284,742
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	426,162	449,707

		1,122,615

Automobiles 0.0%†
Carmax Auto Owner Trust, Series 2016-3, Class A3, 1.39%, 5/17/2021	1,100,000	1,090,625

Credit Card 0.4%
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1, 1.75%, 11/19/2021	4,500,000	4,469,642
Series 2017-A3, Class A3, 1.92%, 4/7/2022	1,100,000	1,093,138
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/2022	1,750,000	1,739,645
Synchrony Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 3/15/2021	1,250,000	1,248,819

		8,551,244

Total Asset-Backed Securities (cost $10,753,265)		10,764,484

Commercial Mortgage-Backed Securities 1.8%
BBCMS Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 2/15/2050	1,375,000	1,433,940
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class AS, 4.02%, 10/10/2047	1,500,000	1,556,897
Series 2016-P5, Class A4, 2.94%, 10/10/2049	600,000	593,707
Series 2017-P7, Class A4, 3.71%, 4/14/2050	1,500,000	1,566,811
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 5/15/2045	1,647,413	1,687,630
Series 2013-CR8, Class A5, 3.61%, 6/10/2046 (a)	1,000,000	1,038,308
Series 2014-UBS2, Class A5, 3.96%, 3/10/2047	1,500,000	1,582,166
Series 2014-UBS3, Class A4, 3.82%, 6/10/2047	1,500,000	1,573,743

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Series 2015-DC1, Class A5, 3.35%, 2/10/2048	$1,000,000	$1,018,080
Series 2015-PC1, Class A5, 3.90%, 7/10/2050	1,000,000	1,053,486
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K003, Class A5, 5.09%, 3/25/2019	400,000	410,396
Series K006, Class A1, 3.40%, 7/25/2019	156,613	158,387
Series K006, Class A2, 4.25%, 1/25/2020	200,000	207,165
Series K713, Class A2, 2.31%, 3/25/2020	1,000,000	1,000,684
Series K014, Class A1, 2.79%, 10/25/2020	79,633	80,053
Series K013, Class A2, 3.97%, 1/25/2021 (a)	500,000	522,680
Series K020, Class A2, 2.37%, 5/25/2022	1,500,000	1,496,507
Series K024, Class A2, 2.57%, 9/25/2022	100,000	100,570
Series K026, Class A2, 2.51%, 11/25/2022	900,000	904,222
Series K031, Class A2, 3.30%, 4/25/2023 (a)	400,000	415,819
Series K033, Class A2, 3.06%, 7/25/2023 (a)	950,000	975,617
Series K034, Class A2, 3.53%, 7/25/2023 (a)	5,400,000	5,671,975
Series K038, Class A1, 2.60%, 10/25/2023	261,929	263,595
Series K037, Class A2, 3.49%, 1/25/2024	800,000	839,901
Series K069, Class A2, 3.19%, 9/25/2027 (a)	2,500,000	2,563,566
FNMA ACES REMICS
Series 2014-M6, Class A2, 2.68%, 5/25/2021 (a)	248,162	250,301
Series 2013-M6, Class 1AC, 3.82%, 2/25/2043 (a)	250,000	256,403
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 5/10/2050	1,500,000	1,537,226
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/2045	2,371,578	2,425,917
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/2046	779,608	816,606
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/2047	1,000,000	1,048,036
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A5, 4.08%, 7/15/2046 (a)	500,000	531,494

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Series 2015-C24, Class A4, 3.73%, 5/15/2048	$1,000,000	$1,048,544
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/2046	2,500,000	2,545,123
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/2048	1,500,000	1,549,958
WFRBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 6/15/2046	1,750,000	1,796,863
Series 2013-C15, Class A4, 4.15%, 8/15/2046 (a)	1,175,000	1,254,064

Total Commercial Mortgage-Backed Securities (cost $43,989,241)		43,776,440

Corporate Bonds 26.5%
Aerospace & Defense 0.4%
Boeing Co. (The),
4.88%, 2/15/2020	500,000	528,107
2.25%, 6/15/2026	500,000	475,091
3.30%, 3/1/2035	130,000	129,427
General Dynamics Corp.,
3.88%, 7/15/2021	100,000	104,974
2.63%, 11/15/2027	500,000	484,095
L3 Technologies, Inc.,
5.20%, 10/15/2019	500,000	523,708
3.95%, 5/28/2024	257,000	267,525
Lockheed Martin Corp.,
2.90%, 3/1/2025	500,000	498,416
3.55%, 1/15/2026	250,000	259,594
3.60%, 3/1/2035	110,000	110,886
4.07%, 12/15/2042	393,000	413,727
4.70%, 5/15/2046	250,000	291,678
Northrop Grumman Corp.,
3.50%, 3/15/2021	500,000	515,624
4.75%, 6/1/2043	250,000	288,735
4.03%, 10/15/2047	500,000	522,552
Raytheon Co.,
3.13%, 10/15/2020	250,000	255,745
3.15%, 12/15/2024	145,000	148,249
4.70%, 12/15/2041	150,000	177,803
Rockwell Collins, Inc.,
3.50%, 3/15/2027	1,000,000	1,018,177
Textron, Inc.,
4.30%, 3/1/2024	250,000	264,376
United Technologies Corp.,
4.50%, 4/15/2020	250,000	262,254
6.13%, 7/15/2038	400,000	530,284
4.50%, 6/1/2042	500,000	554,183
4.15%, 5/15/2045	550,000	585,895

		9,211,105

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 4/1/2026	85,000	85,648

Corporate Bonds (continued)

	Principal Amount	Value

Air Freight & Logistics (continued)
3.30%, 3/15/2027	$70,000	$70,470
3.90%, 2/1/2035	380,000	386,036
3.88%, 8/1/2042	50,000	49,780
4.55%, 4/1/2046	500,000	549,105
United Parcel Service of America, Inc.,
8.38%, 4/1/2020	118,000	133,623
8.37%, 4/1/2030 (b)	177,000	253,110
United Parcel Service, Inc.,
3.13%, 1/15/2021	500,000	512,307
6.20%, 1/15/2038	295,000	406,033

		2,446,112

Auto Components 0.0%†
BorgWarner, Inc.,
3.38%, 3/15/2025 (c)	135,000	135,529
Delphi Corp.,
4.15%, 3/15/2024	475,000	501,609

		637,138

Automobiles 0.1%
Daimler Finance North America LLC,
8.50%, 1/18/2031	250,000	377,667
Ford Motor Co.,
7.45%, 7/16/2031	500,000	653,606
4.75%, 1/15/2043	350,000	354,946
5.29%, 12/8/2046 (c)	500,000	544,105
General Motors Co.,
4.20%, 10/1/2027 (c)	250,000	259,053
5.15%, 4/1/2038	250,000	266,538
5.20%, 4/1/2045	500,000	528,320
6.75%, 4/1/2046	35,000	44,067
5.40%, 4/1/2048	250,000	272,683

		3,300,985

Banks 4.4%
Banco Santander SA,
3.50%, 4/11/2022	800,000	815,718
3.80%, 2/23/2028 (c)	600,000	600,084
Bank of America Corp.,
Series L, 2.60%, 1/15/2019	73,000	73,250
Series L, 2.65%, 4/1/2019	500,000	502,839
Series L, 2.25%, 4/21/2020	1,000,000	1,000,699
3.30%, 1/11/2023	500,000	511,500
4.10%, 7/24/2023	250,000	265,488
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)(e)	1,515,000	1,518,890
4.00%, 4/1/2024	350,000	369,994
Series L, 3.95%, 4/21/2025	310,000	320,577
3.88%, 8/1/2025	250,000	263,707
4.45%, 3/3/2026	125,000	133,425
3.50%, 4/19/2026	290,000	296,497
4.25%, 10/22/2026	435,000	458,418
3.25%, 10/21/2027	500,000	496,159
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (d)	500,000	517,185
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)(e)	1,606,000	1,606,345

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
5.88%, 2/7/2042	$250,000	$331,040
5.00%, 1/21/2044	350,000	422,793
Series L, 4.75%, 4/21/2045 (c)	750,000	850,495
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048 (d)	750,000	845,218
Bank of Montreal,
1.90%, 8/27/2021	1,000,000	978,934
Bank of Nova Scotia (The),
2.80%, 7/21/2021	500,000	504,511
2.45%, 9/19/2022	1,000,000	988,151
Barclays Bank plc,
5.14%, 10/14/2020	250,000	264,739
Barclays plc,
3.25%, 1/12/2021	1,000,000	1,009,603
3.65%, 3/16/2025	360,000	359,358
5.20%, 5/12/2026	500,000	533,181
4.34%, 1/10/2028	1,000,000	1,034,965
5.25%, 8/17/2045	205,000	236,482
BB&T Corp.,
2.45%, 1/15/2020	500,000	501,655
2.85%, 10/26/2024	250,000	248,179
BNP Paribas SA,
2.38%, 5/21/2020	1,000,000	1,001,245
5.00%, 1/15/2021	250,000	268,724
Branch Banking & Trust Co.,
3.63%, 9/16/2025	250,000	259,169
Capital One NA,
2.40%, 9/5/2019	500,000	499,327
Citibank NA,
2.00%, 3/20/2019	1,000,000	998,070
1.85%, 9/18/2019	500,000	496,925
Citigroup, Inc.,
2.05%, 12/7/2018	1,000,000	998,954
2.50%, 7/29/2019	500,000	501,534
2.35%, 8/2/2021	500,000	494,549
4.50%, 1/14/2022 (c)	650,000	691,445
(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (d)	1,000,000	994,989
3.88%, 10/25/2023	750,000	783,250
3.75%, 6/16/2024	500,000	518,621
3.30%, 4/27/2025	560,000	565,222
4.60%, 3/9/2026	350,000	372,478
3.40%, 5/1/2026	500,000	502,986
3.20%, 10/21/2026	500,000	496,094
4.30%, 11/20/2026	500,000	522,860
4.45%, 9/29/2027	500,000	529,351
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (d)	500,000	517,541
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	500,000	502,359
6.63%, 6/15/2032	333,000	424,351
8.13%, 7/15/2039	350,000	559,625
6.68%, 9/13/2043	250,000	345,990
Citizens Bank NA,
2.65%, 5/26/2022	250,000	247,714
Commonwealth Bank of Australia,
2.30%, 3/12/2020	500,000	500,287
Compass Bank,
3.88%, 4/10/2025	500,000	501,593

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Cooperatieve Rabobank UA,
2.75%, 1/10/2022 (c)	$1,500,000	$1,512,080
4.63%, 12/1/2023	250,000	267,988
3.38%, 5/21/2025	500,000	514,430
5.25%, 5/24/2041	175,000	220,691
5.75%, 12/1/2043	250,000	318,093
5.25%, 8/4/2045	250,000	300,880
Credit Suisse Group Funding Guernsey Ltd.,
2.75%, 3/26/2020	1,000,000	1,003,899
3.13%, 12/10/2020	500,000	506,013
3.80%, 9/15/2022	440,000	453,877
3.75%, 3/26/2025	390,000	397,951
4.55%, 4/17/2026	500,000	535,342
Discover Bank,
4.20%, 8/8/2023	500,000	525,061
Fifth Third Bancorp,
2.88%, 7/27/2020	500,000	505,285
3.50%, 3/15/2022	700,000	720,642
2.60%, 6/15/2022	500,000	497,090
Fifth Third Bank,
1.63%, 9/27/2019	750,000	741,341
First Republic Bank,
2.50%, 6/6/2022	750,000	740,119
HSBC Bank USA NA,
5.63%, 8/15/2035	250,000	315,094
HSBC Holdings plc,
5.10%, 4/5/2021	500,000	537,215
4.25%, 3/14/2024	500,000	522,289
4.30%, 3/8/2026	500,000	531,590
3.90%, 5/25/2026	500,000	518,570
6.50%, 5/2/2036	400,000	522,031
6.50%, 9/15/2037	600,000	789,048
5.25%, 3/14/2044	250,000	293,158
Huntington Bancshares, Inc.,
3.15%, 3/14/2021	395,000	401,214
JPMorgan Chase & Co.,
2.25%, 1/23/2020	500,000	499,666
2.75%, 6/23/2020	500,000	504,366
4.25%, 10/15/2020	350,000	366,982
2.55%, 10/29/2020	500,000	501,470
2.55%, 3/1/2021	500,000	500,264
4.63%, 5/10/2021	500,000	533,836
2.30%, 8/15/2021	1,000,000	991,045
3.38%, 5/1/2023	250,000	254,116
3.88%, 9/10/2024	1,000,000	1,043,123
3.13%, 1/23/2025	1,000,000	1,005,514
3.30%, 4/1/2026	500,000	503,942
4.25%, 10/1/2027	500,000	531,426
(ICE LIBOR USD 3 Month + 1.38%), 3.54%, 5/1/2028 (c)(d)	500,000	508,673
5.60%, 7/15/2041	400,000	514,519
5.40%, 1/6/2042 (c)	500,000	627,884
4.85%, 2/1/2044	500,000	590,644
(ICE LIBOR USD 3 Month + 1.58%), 4.26%, 2/22/2048 (d)	750,000	811,768
(ICE LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/2048 (d)	500,000	516,263

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
KeyBank NA,
2.50%, 12/15/2019	$250,000	$250,737
6.95%, 2/1/2028	225,000	284,277
KeyCorp,
2.30%, 12/13/2018	500,000	500,749
Korea Development Bank (The),
4.63%, 11/16/2021	200,000	211,789
3.00%, 1/13/2026	500,000	491,477
Kreditanstalt fuer Wiederaufbau,
1.50%, 2/6/2019	1,000,000	995,476
1.88%, 4/1/2019	1,000,000	999,071
1.75%, 3/31/2020	3,000,000	2,978,633
1.50%, 4/20/2020	1,000,000	987,141
1.63%, 5/29/2020	400,000	395,608
2.75%, 9/8/2020	400,000	406,598
1.88%, 11/30/2020	2,000,000	1,985,000
1.63%, 3/15/2021 (c)	500,000	491,027
1.50%, 6/15/2021 (c)	500,000	487,592
2.00%, 11/30/2021	1,000,000	989,600
2.13%, 6/15/2022 (c)	2,000,000	1,982,637
Landwirtschaftliche Rentenbank,
Series 36, 2.00%, 12/6/2021	1,500,000	1,484,011
1.75%, 7/27/2026	1,000,000	937,077
Lloyds Banking Group plc,
4.50%, 11/4/2024	205,000	215,104
4.58%, 12/10/2025	350,000	366,993
4.65%, 3/24/2026	500,000	527,952
(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (c)(d)	1,000,000	990,593
Mitsubishi UFJ Financial Group, Inc.,
3.85%, 3/1/2026	750,000	776,621
Mizuho Financial Group, Inc.,
3.17%, 9/11/2027	750,000	736,365
MUFG Americas Holdings Corp.,
3.00%, 2/10/2025	500,000	493,664
National Australia Bank Ltd.,
2.00%, 1/14/2019	1,000,000	998,281
2.50%, 7/12/2026	750,000	714,238
PNC Bank NA,
2.95%, 1/30/2023	250,000	251,658
3.80%, 7/25/2023	500,000	522,218
2.95%, 2/23/2025	500,000	498,990
PNC Financial Services Group, Inc. (The),
5.13%, 2/8/2020	500,000	527,708
Regions Financial Corp.,
2.75%, 8/14/2022	750,000	747,641
Royal Bank of Canada,
2.15%, 3/6/2020	500,000	498,192
2.50%, 1/19/2021	500,000	501,481
Royal Bank of Scotland Group plc,
3.88%, 9/12/2023	365,000	371,184
4.80%, 4/5/2026	500,000	537,229
Santander Holdings USA, Inc.,
2.65%, 4/17/2020	1,300,000	1,299,310
Santander UK Group Holdings plc,
2.88%, 10/16/2020	210,000	210,694
Santander UK plc,
2.38%, 3/16/2020	500,000	500,125

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
4.00%, 3/13/2024	$500,000	$527,848
Skandinaviska Enskilda Banken AB,
2.30%, 3/11/2020	1,000,000	998,061
Sumitomo Mitsui Banking Corp.,
2.45%, 1/10/2019	1,000,000	1,002,249
2.45%, 1/16/2020	500,000	500,159
Sumitomo Mitsui Financial Group, Inc.,
2.93%, 3/9/2021	500,000	504,734
2.78%, 7/12/2022	1,000,000	994,287
2.63%, 7/14/2026	750,000	713,944
3.35%, 10/18/2027 (c)	500,000	496,918
Svenska Handelsbanken AB,
2.50%, 1/25/2019	500,000	501,925
Toronto-Dominion Bank (The),
2.50%, 12/14/2020	750,000	752,398
US Bancorp,
4.13%, 5/24/2021	150,000	158,126
US Bank NA,
2.80%, 1/27/2025	1,000,000	993,255
Wells Fargo & Co.,
2.15%, 1/15/2019	500,000	500,803
Series N, 2.15%, 1/30/2020	2,000,000	1,995,615
3.30%, 9/9/2024	1,000,000	1,015,511
3.00%, 2/19/2025	825,000	818,110
3.00%, 4/22/2026	500,000	490,550
4.30%, 7/22/2027	395,000	420,598
5.38%, 2/7/2035	457,000	558,625
5.38%, 11/2/2043	250,000	297,698
5.61%, 1/15/2044	388,000	478,363
3.90%, 5/1/2045	250,000	259,307
4.90%, 11/17/2045	500,000	565,892
4.40%, 6/14/2046	350,000	369,124
4.75%, 12/7/2046	500,000	558,819
Wells Fargo Capital X,
5.95%, 12/15/2036	275,000	312,125
Westpac Banking Corp.,
2.25%, 1/17/2019	750,000	752,118
2.10%, 5/13/2021	500,000	494,131
2.85%, 5/13/2026	500,000	487,984

		106,615,842

Beverages 0.6%
Anheuser-Busch Cos. LLC,
5.00%, 3/1/2019	236,000	243,402
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/2021	1,320,000	1,326,623
3.70%, 2/1/2024	1,000,000	1,040,796
3.65%, 2/1/2026	1,500,000	1,547,966
4.70%, 2/1/2036	500,000	559,075
4.63%, 2/1/2044	650,000	717,184
4.90%, 2/1/2046	1,370,000	1,587,815
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, 4/15/2020	275,000	291,796
4.38%, 2/15/2021	150,000	158,388
4.44%, 10/6/2048	581,000	632,933
Coca-Cola Co. (The),
3.15%, 11/15/2020	200,000	205,456
3.20%, 11/1/2023	550,000	571,102

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Beverages (continued)
2.90%, 5/25/2027	$500,000	$499,131
Constellation Brands, Inc.,
3.50%, 5/9/2027	500,000	510,160
Diageo Capital plc,
4.83%, 7/15/2020	600,000	637,609
2.63%, 4/29/2023	500,000	499,912
Dr Pepper Snapple Group, Inc.,
2.70%, 11/15/2022	250,000	249,183
Molson Coors Brewing Co.,
3.00%, 7/15/2026	190,000	185,968
5.00%, 5/1/2042	250,000	283,511
PepsiCo, Inc.,
2.25%, 1/7/2019	500,000	501,418
1.85%, 4/30/2020	500,000	495,972
3.13%, 11/1/2020	300,000	307,834
2.85%, 2/24/2026	150,000	148,807
5.50%, 1/15/2040	250,000	320,594
4.25%, 10/22/2044	500,000	551,797
Pepsi-Cola Metropolitan Bottling Co., Inc.,
Series B, 7.00%, 3/1/2029	606,000	817,720

		14,892,152

Biotechnology 0.5%
AbbVie, Inc.,
3.20%, 5/14/2026	870,000	867,428
4.50%, 5/14/2035	1,085,000	1,191,701
4.30%, 5/14/2036	250,000	267,882
4.40%, 11/6/2042	125,000	134,018
Amgen, Inc.,
3.45%, 10/1/2020	600,000	616,585
4.56%, 6/15/2048 (c)	774,000	863,019
4.66%, 6/15/2051 (c)	1,018,000	1,138,638
Baxalta, Inc.,
2.88%, 6/23/2020	250,000	251,615
4.00%, 6/23/2025	200,000	206,715
Biogen, Inc.,
3.63%, 9/15/2022	1,000,000	1,036,350
4.05%, 9/15/2025	195,000	206,349
Celgene Corp.,
3.95%, 10/15/2020	400,000	414,206
3.25%, 8/15/2022	300,000	304,749
3.88%, 8/15/2025	500,000	517,544
4.63%, 5/15/2044	500,000	533,462
Gilead Sciences, Inc.,
4.50%, 4/1/2021	200,000	213,125
3.70%, 4/1/2024	1,000,000	1,046,190
3.50%, 2/1/2025	240,000	248,210
3.65%, 3/1/2026	145,000	150,423
4.50%, 2/1/2045	500,000	555,713
4.75%, 3/1/2046	500,000	578,370

		11,342,292

Building Products 0.1%
Johnson Controls International plc,
4.25%, 3/1/2021	150,000	157,012
3.75%, 12/1/2021	600,000	620,632
3.90%, 2/14/2026	500,000	523,140
4.62%, 7/2/2044 (b)	350,000	385,520

Corporate Bonds (continued)

	Principal Amount	Value

Building Products (continued)
Owens Corning,
4.20%, 12/15/2022	$250,000	$262,138
4.30%, 7/15/2047	500,000	492,322

		2,440,764

Capital Markets 1.4%
Ameriprise Financial, Inc.,
5.30%, 3/15/2020	150,000	159,116
Bank of New York Mellon Corp. (The),
2.60%, 8/17/2020	395,000	398,023
3.25%, 9/11/2024	750,000	765,754
Series G, 3.00%, 2/24/2025	205,000	205,037
3.00%, 10/30/2028	500,000	486,051
Brookfield Finance, Inc.,
4.25%, 6/2/2026	500,000	516,076
CME Group, Inc.,
3.00%, 3/15/2025	500,000	505,689
Credit Suisse AG,
2.30%, 5/28/2019	600,000	600,581
4.38%, 8/5/2020	400,000	419,130
3.63%, 9/9/2024	500,000	517,371
Credit Suisse USA, Inc.,
7.13%, 7/15/2032	55,000	75,943
Deutsche Bank AG,
2.50%, 2/13/2019	450,000	449,817
3.70%, 5/30/2024	470,000	473,158
Franklin Resources, Inc.,
2.80%, 9/15/2022	500,000	502,625
Goldman Sachs Group, Inc. (The),
2.60%, 12/27/2020	1,625,000	1,624,822
2.88%, 2/25/2021	750,000	755,545
5.25%, 7/27/2021	500,000	541,895
2.35%, 11/15/2021	500,000	492,420
5.75%, 1/24/2022	500,000	554,415
3.63%, 1/22/2023	750,000	774,774
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	1,000,000	993,351
3.85%, 7/8/2024	385,000	399,348
3.75%, 5/22/2025	500,000	515,126
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	500,000	507,229
6.13%, 2/15/2033	900,000	1,147,101
6.45%, 5/1/2036	400,000	515,755
6.75%, 10/1/2037	500,000	669,322
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	500,000	514,196
4.80%, 7/8/2044	500,000	570,277
4.75%, 10/21/2045	350,000	400,929
Intercontinental Exchange, Inc.,
4.00%, 10/15/2023	500,000	530,880
3.75%, 12/1/2025	160,000	168,317
Jefferies Group LLC,
5.13%, 1/20/2023	250,000	270,951
4.85%, 1/15/2027	500,000	531,569
Legg Mason, Inc.,
4.75%, 3/15/2026	500,000	535,735
Moody’s Corp.,
2.75%, 7/15/2019	500,000	503,066
4.50%, 9/1/2022	150,000	160,720

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Morgan Stanley,
2.50%, 1/24/2019	$650,000	$651,656
7.30%, 5/13/2019	700,000	746,277
2.38%, 7/23/2019	1,000,000	1,001,125
2.65%, 1/27/2020	750,000	753,386
2.80%, 6/16/2020	455,000	459,105
5.75%, 1/25/2021	300,000	326,921
5.50%, 7/28/2021	250,000	273,460
4.88%, 11/1/2022	500,000	538,411
4.10%, 5/22/2023	650,000	677,197
Series F, 3.88%, 4/29/2024	625,000	652,547
4.00%, 7/23/2025	215,000	225,116
3.13%, 7/27/2026	500,000	493,165
4.35%, 9/8/2026	500,000	523,929
3.63%, 1/20/2027	750,000	767,591
3.95%, 4/23/2027	1,500,000	1,523,220
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	1,000,000	1,009,204
7.25%, 4/1/2032	324,000	448,621
S&P Global, Inc.,
4.40%, 2/15/2026	500,000	541,753
State Street Corp.,
3.70%, 11/20/2023	500,000	526,494
3.30%, 12/16/2024	310,000	320,192
TD Ameritrade Holding Corp.,
2.95%, 4/1/2022	500,000	505,988
Thomson Reuters Corp.,
4.30%, 11/23/2023	500,000	527,741
3.35%, 5/15/2026	280,000	278,667
UBS AG,
2.35%, 3/26/2020	500,000	499,601

		34,023,481

Chemicals 0.5%
Agrium, Inc.,
3.15%, 10/1/2022	50,000	50,565
6.13%, 1/15/2041	150,000	190,814
5.25%, 1/15/2045	350,000	407,214
Dow Chemical Co. (The),
4.25%, 11/15/2020	324,000	338,377
4.13%, 11/15/2021	650,000	681,546
3.50%, 10/1/2024	500,000	514,422
9.40%, 5/15/2039	260,000	444,431
Eastman Chemical Co.,
3.60%, 8/15/2022	100,000	103,105
4.65%, 10/15/2044	350,000	381,789
Ecolab, Inc.,
2.25%, 1/12/2020	265,000	264,863
4.35%, 12/8/2021	122,000	129,858
3.25%, 1/14/2023	500,000	511,229
EI du Pont de Nemours & Co.,
2.80%, 2/15/2023	250,000	249,447
4.90%, 1/15/2041 (c)	300,000	342,729
Lubrizol Corp. (The),
6.50%, 10/1/2034	147,000	198,161
LyondellBasell Industries NV,
5.00%, 4/15/2019	249,000	255,655
6.00%, 11/15/2021	500,000	555,401
4.63%, 2/26/2055	250,000	264,563

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Monsanto Co.,
2.13%, 7/15/2019	$500,000	$498,238
4.20%, 7/15/2034	135,000	140,715
3.95%, 4/15/2045	300,000	293,549
Mosaic Co. (The),
3.75%, 11/15/2021	250,000	255,581
4.25%, 11/15/2023 (c)	250,000	258,879
4.05%, 11/15/2027	500,000	501,311
Potash Corp. of Saskatchewan, Inc.,
3.00%, 4/1/2025	500,000	490,045
5.88%, 12/1/2036	125,000	153,855
PPG Industries, Inc.,
3.60%, 11/15/2020	500,000	512,794
Praxair, Inc.,
4.05%, 3/15/2021	200,000	210,123
3.00%, 9/1/2021	450,000	457,953
3.20%, 1/30/2026	500,000	513,604
RPM International, Inc.,
3.45%, 11/15/2022	350,000	358,670
Sherwin-Williams Co. (The),
3.95%, 1/15/2026	1,000,000	1,042,832
Westlake Chemical Corp.,
4.38%, 11/15/2047	500,000	519,262

		12,091,580

Commercial Services & Supplies 0.1%
Republic Services, Inc.,
5.25%, 11/15/2021	800,000	873,389
3.20%, 3/15/2025	500,000	502,751
Waste Management, Inc.,
3.50%, 5/15/2024	500,000	517,692
3.90%, 3/1/2035	130,000	136,288

		2,030,120

Communications Equipment 0.2%
Cisco Systems, Inc.,
4.95%, 2/15/2019	200,000	206,487
2.13%, 3/1/2019	750,000	750,842
3.50%, 6/15/2025	400,000	417,741
5.90%, 2/15/2039	500,000	683,597
Harris Corp.,
2.70%, 4/27/2020	1,000,000	1,004,019
4.85%, 4/27/2035	90,000	100,583
Motorola Solutions, Inc.,
4.00%, 9/1/2024	500,000	512,830
7.50%, 5/15/2025	206,000	248,548

		3,924,647

Construction & Engineering 0.0%†
ABB Finance USA, Inc.,
4.38%, 5/8/2042	100,000	107,861

Consumer Finance 0.9%
AerCap Ireland Capital DAC,
4.25%, 7/1/2020	1,000,000	1,037,665
3.95%, 2/1/2022	750,000	772,985
American Express Co.,
3.00%, 10/30/2024	500,000	499,170
3.63%, 12/5/2024	500,000	514,473

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Consumer Finance (continued)
American Express Credit Corp.,
2.20%, 3/3/2020	$1,000,000	$996,973
2.38%, 5/26/2020	1,000,000	998,841
Capital One Financial Corp.,
4.75%, 7/15/2021	300,000	320,544
3.75%, 4/24/2024	700,000	719,119
3.75%, 7/28/2026	500,000	497,899
Caterpillar Financial Services Corp.,
2.10%, 6/9/2019	1,000,000	1,000,484
2.85%, 6/1/2022	500,000	506,318
3.30%, 6/9/2024	750,000	770,533
3.25%, 12/1/2024 (c)	500,000	512,963
Discover Financial Services,
4.10%, 2/9/2027 (c)	500,000	512,166
Ford Motor Credit Co. LLC,
2.38%, 3/12/2019	750,000	750,269
3.20%, 1/15/2021	500,000	506,998
3.66%, 9/8/2024	500,000	506,445
4.39%, 1/8/2026	200,000	209,839
General Motors Financial Co., Inc.,
3.15%, 1/15/2020	1,080,000	1,092,198
3.70%, 11/24/2020	500,000	513,291
4.38%, 9/25/2021	500,000	525,945
5.25%, 3/1/2026	1,055,000	1,160,088
HSBC Finance Corp.,
6.68%, 1/15/2021	403,000	448,058
HSBC USA, Inc.,
2.38%, 11/13/2019	500,000	500,580
3.50%, 6/23/2024	500,000	513,422
John Deere Capital Corp.,
1.95%, 12/13/2018	1,000,000	999,562
2.65%, 1/6/2022	140,000	140,815
Synchrony Financial,
4.25%, 8/15/2024	350,000	362,900
4.50%, 7/23/2025	375,000	391,876
Toyota Motor Credit Corp.,
2.10%, 1/17/2019 (c)	650,000	651,489
2.13%, 7/18/2019	500,000	500,015
2.15%, 3/12/2020	500,000	498,422
3.30%, 1/12/2022	500,000	515,551

		20,447,896

Containers & Packaging 0.1%
International Paper Co.,
3.80%, 1/15/2026	500,000	518,025
6.00%, 11/15/2041	750,000	938,756
Packaging Corp. of America,
4.50%, 11/1/2023	250,000	268,944

		1,725,725

Diversified Consumer Services 0.0%†
Massachusetts Institute of Technology,
5.60%, 7/1/2111	100,000	138,078
4.68%, 7/1/2114	75,000	87,582
President & Fellows of Harvard College,
3.15%, 7/15/2046 (c)	75,000	73,186

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Consumer Services (continued)
3.30%, 7/15/2056	$200,000	$195,781

		494,627

Diversified Financial Services 0.4%
AXA Financial, Inc.,
7.00%, 4/1/2028	133,000	168,823
Bank One Corp.,
8.00%, 4/29/2027	290,000	387,819
Berkshire Hathaway, Inc.,
3.40%, 1/31/2022	500,000	519,530
4.50%, 2/11/2043 (c)	250,000	288,095
Block Financial LLC,
5.50%, 11/1/2022	250,000	268,631
Boeing Capital Corp.,
4.70%, 10/27/2019	250,000	261,184
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/2020	399,000	397,160
3.37%, 11/15/2025	748,000	760,764
4.42%, 11/15/2035	1,733,000	1,875,551
JPMorgan Chase Bank NA,
1.65%, 9/23/2019	1,000,000	991,555
Leucadia National Corp.,
5.50%, 10/18/2023	250,000	269,089
National Rural Utilities Cooperative Finance Corp.,
8.00%, 3/1/2032	159,000	232,092
Shell International Finance BV,
2.13%, 5/11/2020	500,000	498,960
2.25%, 11/10/2020	240,000	239,935
3.40%, 8/12/2023	1,000,000	1,038,328
2.88%, 5/10/2026 (c)	500,000	500,004
4.13%, 5/11/2035	500,000	545,429
6.38%, 12/15/2038	250,000	348,532
4.55%, 8/12/2043	500,000	568,694
3.75%, 9/12/2046	250,000	254,980
Voya Financial, Inc.,
3.65%, 6/15/2026	250,000	252,826

		10,667,981

Diversified Telecommunication Services 1.2%
AT&T, Inc.,
2.45%, 6/30/2020	500,000	499,453
4.60%, 2/15/2021	250,000	263,117
3.80%, 3/15/2022	750,000	775,113
3.00%, 6/30/2022	500,000	500,888
2.85%, 2/14/2023	500,000	501,983
4.45%, 4/1/2024	500,000	528,906
3.40%, 8/14/2024	500,000	502,567
3.95%, 1/15/2025	500,000	511,932
3.40%, 5/15/2025	1,000,000	983,150
4.13%, 2/17/2026	1,000,000	1,022,856
3.90%, 8/14/2027	500,000	503,341
4.50%, 5/15/2035	310,000	308,160
5.25%, 3/1/2037	750,000	793,218
4.90%, 8/14/2037	500,000	506,297
5.35%, 9/1/2040	395,000	416,841
5.55%, 8/15/2041	400,000	434,724
5.15%, 3/15/2042	150,000	155,635

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
4.30%, 12/15/2042	$603,000	$566,474
4.80%, 6/15/2044	500,000	494,541
4.35%, 6/15/2045	173,000	159,610
4.75%, 5/15/2046	500,000	489,023
5.15%, 11/15/2046 (e)	251,000	256,530
4.50%, 3/9/2048	866,000	811,426
5.15%, 2/14/2050	500,000	506,232
5.30%, 8/14/2058	250,000	250,820
British Telecommunications plc,
2.35%, 2/14/2019	250,000	250,265
9.12%, 12/15/2030	250,000	373,517
Deutsche Telekom International Finance BV,
8.75%, 6/15/2030	619,000	915,867
Orange SA,
9.00%, 3/1/2031 (b)	407,000	610,620
5.38%, 1/13/2042	250,000	301,577
Telefonica Emisiones SAU,
5.46%, 2/16/2021	250,000	270,428
4.57%, 4/27/2023	700,000	757,056
5.21%, 3/8/2047	750,000	851,138
Verizon Communications, Inc.,
4.60%, 4/1/2021	500,000	531,928
2.95%, 3/15/2022	767,000	771,672
2.45%, 11/1/2022 (c)	500,000	490,111
4.15%, 3/15/2024	1,000,000	1,051,792
3.38%, 2/15/2025 (e)	996,000	999,762
4.13%, 3/16/2027 (c)	1,000,000	1,042,713
4.27%, 1/15/2036	500,000	497,401
4.81%, 3/15/2039	1,385,000	1,448,998
6.55%, 9/15/2043	1,650,000	2,153,944
4.52%, 9/15/2048	1,000,000	984,648
5.01%, 4/15/2049	374,000	392,246
5.01%, 8/21/2054	250,000	255,997

		27,694,517

Electric Utilities 1.3%
Alabama Power Co.,
5.70%, 2/15/2033	574,000	699,619
4.15%, 8/15/2044	350,000	377,690
CenterPoint Energy Houston Electric LLC,
4.50%, 4/1/2044	500,000	580,876
Cleveland Electric Illuminating Co. (The),
5.50%, 8/15/2024	400,000	455,361
Commonwealth Edison Co.,
3.65%, 6/15/2046	250,000	252,516
DTE Electric Co.,
4.30%, 7/1/2044	500,000	560,798
3.70%, 3/15/2045	145,000	149,409
Duke Energy Carolinas LLC,
3.90%, 6/15/2021	100,000	104,485
2.95%, 12/1/2026	500,000	496,244
4.25%, 12/15/2041	300,000	330,191
3.70%, 12/1/2047	500,000	515,069
Duke Energy Corp.,
5.05%, 9/15/2019	1,200,000	1,253,979
3.05%, 8/15/2022	350,000	353,841

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Duke Energy Florida LLC,
3.20%, 1/15/2027	$250,000	$253,099
3.40%, 10/1/2046	500,000	483,582
Duke Energy Indiana LLC,
3.75%, 7/15/2020	200,000	207,437
Duke Energy Progress LLC,
4.15%, 12/1/2044	500,000	545,372
4.20%, 8/15/2045	500,000	551,428
Emera US Finance LP,
4.75%, 6/15/2046	350,000	383,188
Entergy Corp.,
5.13%, 9/15/2020	400,000	422,591
4.00%, 7/15/2022	400,000	417,577
Eversource Energy,
Series H, 3.15%, 1/15/2025	245,000	245,925
Exelon Corp.,
5.63%, 6/15/2035	836,000	1,027,438
FirstEnergy Corp.,
Series B, 4.25%, 3/15/2023	500,000	522,229
Series B, 3.90%, 7/15/2027	500,000	512,323
Florida Power & Light Co.,
3.13%, 12/1/2025	500,000	508,398
5.65%, 2/1/2037	450,000	574,899
4.13%, 2/1/2042	250,000	276,124
Georgia Power Co.,
4.30%, 3/15/2042	500,000	531,628
Great Plains Energy, Inc.,
4.85%, 6/1/2021	100,000	105,916
Hydro-Quebec,
Series HY, 8.40%, 1/15/2022	220,000	263,307
Series GF, 8.88%, 3/1/2026	156,000	214,337
Iberdrola International BV,
5.81%, 3/15/2025	118,000	135,585
Indiana Michigan Power Co.,
Series K, 4.55%, 3/15/2046	350,000	399,194
Jersey Central Power & Light Co.,
7.35%, 2/1/2019	500,000	525,032
Kansas City Power & Light Co.,
3.65%, 8/15/2025	500,000	511,780
LG&E & KU Energy LLC,
3.75%, 11/15/2020	700,000	722,195
MidAmerican Energy Co.,
5.80%, 10/15/2036	550,000	708,533
4.80%, 9/15/2043	500,000	600,564
Nevada Power Co.,
5.45%, 5/15/2041	150,000	185,807
Northern States Power Co.,
2.15%, 8/15/2022	250,000	246,151
4.00%, 8/15/2045	165,000	178,647
NSTAR Electric Co.,
2.38%, 10/15/2022	500,000	491,940
Oncor Electric Delivery Co. LLC,
4.55%, 12/1/2041	150,000	173,372
5.30%, 6/1/2042	150,000	188,696
Pacific Gas & Electric Co.,
3.50%, 10/1/2020 (c)	300,000	307,395
2.45%, 8/15/2022	250,000	245,276
3.25%, 6/15/2023	500,000	504,869
2.95%, 3/1/2026	400,000	389,436

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
6.25%, 3/1/2039	$600,000	$779,912
4.30%, 3/15/2045	500,000	522,455
PacifiCorp,
5.25%, 6/15/2035	177,000	216,305
PECO Energy Co.,
1.70%, 9/15/2021	500,000	485,997
2.38%, 9/15/2022	1,000,000	991,008
3.70%, 9/15/2047	250,000	256,634
PPL Capital Funding, Inc.,
5.00%, 3/15/2044	250,000	289,674
Progress Energy, Inc.,
4.40%, 1/15/2021	700,000	733,772
7.75%, 3/1/2031	236,000	330,320
Public Service Co. of Colorado,
3.20%, 11/15/2020	250,000	255,301
4.30%, 3/15/2044	250,000	278,553
Public Service Electric & Gas Co.,
3.95%, 5/1/2042	400,000	427,840
South Carolina Electric & Gas Co.,
6.05%, 1/15/2038	150,000	187,483
5.10%, 6/1/2065	350,000	400,469
Southern California Edison Co.,
Series B, 2.40%, 2/1/2022	500,000	496,408
Series C, 3.50%, 10/1/2023	500,000	517,809
6.00%, 1/15/2034	177,000	227,967
Series 05-B, 5.55%, 1/15/2036	436,000	537,523
Southern Co. (The),
2.75%, 6/15/2020	500,000	503,166
3.25%, 7/1/2026	295,000	289,313
Union Electric Co.,
6.70%, 2/1/2019	141,000	147,479
3.65%, 4/15/2045 (c)	250,000	254,561
Virginia Electric & Power Co.,
3.45%, 9/1/2022	500,000	516,398
Series B, 4.20%, 5/15/2045	200,000	217,255
Wisconsin Electric Power Co.,
2.95%, 9/15/2021	300,000	304,232
5.63%, 5/15/2033	59,000	72,267
Xcel Energy, Inc.,
4.70%, 5/15/2020	250,000	260,620
3.30%, 6/1/2025	500,000	506,791
6.50%, 7/1/2036	177,000	239,111

		31,937,971

Electrical Equipment 0.0%†
Eaton Corp.,
2.75%, 11/2/2022	750,000	752,194
Emerson Electric Co.,
6.00%, 8/15/2032	83,000	103,529

		855,723

Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc.,
4.50%, 3/1/2023	250,000	262,961
Corning, Inc.,
4.25%, 8/15/2020	250,000	261,028
4.38%, 11/15/2057	500,000	496,351

Corporate Bonds (continued)

	Principal Amount	Value

Electronic Equipment, Instruments & Components (continued)
Tyco Electronics Group SA,
3.50%, 2/3/2022	$300,000	$308,216

		1,328,556

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
3.20%, 8/15/2021	500,000	510,685
3.34%, 12/15/2027 (e)	285,000	284,522
5.13%, 9/15/2040	200,000	235,120
Halliburton Co.,
3.80%, 11/15/2025	250,000	259,817
6.70%, 9/15/2038	400,000	531,751
5.00%, 11/15/2045	500,000	574,179
National Oilwell Varco, Inc.,
3.95%, 12/1/2042	600,000	529,204

		2,925,278

Equity Real Estate Investment Trusts (REITs) 0.8%
Alexandria Real Estate Equities, Inc.,
2.75%, 1/15/2020	500,000	502,106
American Tower Corp.,
3.40%, 2/15/2019	250,000	252,833
2.80%, 6/1/2020	1,000,000	1,006,230
5.05%, 9/1/2020	500,000	530,143
3.50%, 1/31/2023	250,000	255,625
4.40%, 2/15/2026	40,000	42,063
AvalonBay Communities, Inc.,
3.45%, 6/1/2025	695,000	712,259
Boston Properties LP,
3.80%, 2/1/2024	250,000	259,066
2.75%, 10/1/2026	750,000	707,521
Brixmor Operating Partnership LP,
3.65%, 6/15/2024	500,000	497,388
CBL & Associates LP,
5.95%, 12/15/2026 (c)	500,000	465,139
CC Holdings GS V LLC,
3.85%, 4/15/2023	250,000	257,922
Crown Castle International Corp.,
3.70%, 6/15/2026	60,000	59,959
3.65%, 9/1/2027	750,000	748,164
DDR Corp.,
3.63%, 2/1/2025	500,000	491,820
Digital Realty Trust LP,
5.25%, 3/15/2021	250,000	268,207
ERP Operating LP,
3.00%, 4/15/2023	500,000	505,880
4.50%, 7/1/2044	350,000	383,145
HCP, Inc.,
2.63%, 2/1/2020	500,000	501,793
5.38%, 2/1/2021	32,000	34,365
4.25%, 11/15/2023	500,000	524,790
Hospitality Properties Trust,
5.00%, 8/15/2022	350,000	373,492
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/2023	525,000	534,415
Series E, 4.00%, 6/15/2025	375,000	383,221
Kimco Realty Corp.,
3.13%, 6/1/2023	500,000	498,969
4.45%, 9/1/2047	250,000	256,821

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Liberty Property LP,
4.40%, 2/15/2024	$500,000	$533,485
Omega Healthcare Investors, Inc.,
4.50%, 4/1/2027 (c)	550,000	538,159
Prologis LP,
4.25%, 8/15/2023	500,000	535,292
Realty Income Corp.,
3.25%, 10/15/2022	350,000	355,640
Simon Property Group LP,
2.20%, 2/1/2019	500,000	500,487
4.38%, 3/1/2021	500,000	527,676
3.38%, 3/15/2022 (c)	500,000	513,199
3.38%, 10/1/2024	500,000	510,313
4.25%, 11/30/2046	500,000	526,986
Ventas Realty LP,
4.00%, 4/30/2019	500,000	509,095
4.75%, 6/1/2021	150,000	158,954
3.13%, 6/15/2023	500,000	500,212
Welltower, Inc.,
4.13%, 4/1/2019	600,000	610,690
5.25%, 1/15/2022	400,000	434,673
4.25%, 4/1/2026	500,000	523,439
Weyerhaeuser Co.,
7.38%, 3/15/2032	500,000	690,640

		19,022,276

Food & Staples Retailing 0.4%
Costco Wholesale Corp.,
2.25%, 2/15/2022	170,000	169,048
CVS Health Corp.,
2.25%, 12/5/2018	500,000	500,662
3.38%, 8/12/2024	1,000,000	1,005,392
4.88%, 7/20/2035	500,000	553,485
5.13%, 7/20/2045	500,000	573,047
Kroger Co. (The),
4.00%, 2/1/2024	500,000	519,466
7.50%, 4/1/2031	257,000	338,700
5.40%, 7/15/2040	200,000	220,991
Sysco Corp.,
3.75%, 10/1/2025	145,000	150,773
3.30%, 7/15/2026	255,000	256,600
5.38%, 9/21/2035	106,000	126,711
4.85%, 10/1/2045	150,000	171,441
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/2026	55,000	54,387
4.50%, 11/18/2034	805,000	840,554
Wal-Mart Stores, Inc.,
3.63%, 7/8/2020	500,000	517,565
3.25%, 10/25/2020	500,000	515,124
2.55%, 4/11/2023	750,000	752,736
3.30%, 4/22/2024	725,000	753,222
2.65%, 12/15/2024	1,000,000	996,044
7.55%, 2/15/2030	118,000	171,255
3.63%, 12/15/2047 (c)	500,000	523,824

		9,711,027

Food Products 0.4%
Archer-Daniels-Midland Co.,
4.02%, 4/16/2043	345,000	365,032

Corporate Bonds (continued)

	Principal Amount	Value

Food Products (continued)
Campbell Soup Co.,
4.25%, 4/15/2021	$100,000	$104,819
Conagra Brands, Inc.,
3.25%, 9/15/2022	250,000	253,223
7.00%, 10/1/2028	221,000	273,804
General Mills, Inc.,
3.15%, 12/15/2021	750,000	764,530
JM Smucker Co. (The),
3.50%, 10/15/2021	200,000	205,691
4.25%, 3/15/2035	400,000	424,689
Kellogg Co.,
4.00%, 12/15/2020	250,000	261,839
3.25%, 4/1/2026	125,000	124,078
4.50%, 4/1/2046 (c)	250,000	265,229
Kraft Heinz Foods Co.,
2.80%, 7/2/2020	500,000	502,883
3.95%, 7/15/2025	500,000	516,436
3.00%, 6/1/2026	1,115,000	1,072,942
6.88%, 1/26/2039	200,000	263,279
5.00%, 6/4/2042	350,000	375,558
5.20%, 7/15/2045	350,000	385,006
Mead Johnson Nutrition Co.,
4.60%, 6/1/2044	350,000	390,220
Tyson Foods, Inc.,
2.25%, 8/23/2021	750,000	739,926
4.50%, 6/15/2022	200,000	213,622
3.95%, 8/15/2024	500,000	525,836
3.55%, 6/2/2027	500,000	511,980
Unilever Capital Corp.,
2.00%, 7/28/2026	500,000	461,431
5.90%, 11/15/2032	206,000	268,237

		9,270,290

Gas Utilities 0.1%
CenterPoint Energy Resources Corp.,
4.50%, 1/15/2021	305,000	318,996
Dominion Energy Gas Holdings LLC,
2.80%, 11/15/2020	340,000	342,611
National Fuel Gas Co.,
3.75%, 3/1/2023	250,000	253,289
ONE Gas, Inc.,
4.66%, 2/1/2044	500,000	569,445

		1,484,341

Health Care Equipment & Supplies 0.5%
Abbott Laboratories,
2.55%, 3/15/2022	215,000	212,781
3.25%, 4/15/2023	200,000	202,798
3.88%, 9/15/2025	90,000	93,089
3.75%, 11/30/2026	1,500,000	1,540,299
5.30%, 5/27/2040	500,000	578,320
4.90%, 11/30/2046	250,000	286,625
Baxter International, Inc.,
2.60%, 8/15/2026	460,000	438,605
Becton Dickinson and Co.,
3.13%, 11/8/2021 (c)	350,000	352,951
3.30%, 3/1/2023	100,000	100,420
3.73%, 12/15/2024	1,070,000	1,095,890
3.70%, 6/6/2027	500,000	503,855

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corp.,
6.00%, 1/15/2020	$200,000	$213,478
2.85%, 5/15/2020	500,000	503,964
3.85%, 5/15/2025	500,000	514,039
Danaher Corp.,
3.35%, 9/15/2025	250,000	258,429
Koninklijke Philips NV,
5.00%, 3/15/2042	250,000	291,829
Medtronic, Inc.,
3.15%, 3/15/2022	770,000	788,669
3.63%, 3/15/2024	275,000	287,997
4.38%, 3/15/2035 (c)	1,100,000	1,240,045
4.63%, 3/15/2045	750,000	873,789
Stryker Corp.,
3.38%, 11/1/2025	160,000	163,819
3.50%, 3/15/2026	70,000	72,230
4.63%, 3/15/2046	500,000	567,807
Zimmer Biomet Holdings, Inc.,
3.38%, 11/30/2021	200,000	202,641
4.25%, 8/15/2035	96,000	94,629

		11,478,998

Health Care Providers & Services 0.7%
Aetna, Inc.,
2.80%, 6/15/2023	1,000,000	984,181
3.50%, 11/15/2024	500,000	507,612
6.63%, 6/15/2036	250,000	332,552
AmerisourceBergen Corp.,
3.50%, 11/15/2021	250,000	256,358
4.30%, 12/15/2047	500,000	501,786
Anthem, Inc.,
3.70%, 8/15/2021	100,000	103,080
4.63%, 5/15/2042	250,000	272,377
5.10%, 1/15/2044	300,000	350,140
4.65%, 8/15/2044 (c)	250,000	274,558
Cardinal Health, Inc.,
3.20%, 6/15/2022	300,000	301,625
3.75%, 9/15/2025 (c)	340,000	346,171
3.41%, 6/15/2027	500,000	489,423
Cigna Corp.,
4.50%, 3/15/2021	300,000	315,318
3.25%, 4/15/2025	500,000	502,438
3.05%, 10/15/2027	750,000	736,676
Duke University Health System, Inc.,
Series 2017, 3.92%, 6/1/2047	345,000	360,928
Express Scripts Holding Co.,
3.90%, 2/15/2022	150,000	155,229
3.05%, 11/30/2022	500,000	499,151
3.00%, 7/15/2023	500,000	496,524
3.50%, 6/15/2024	500,000	504,422
4.80%, 7/15/2046 (c)	250,000	265,947
Humana, Inc.,
2.63%, 10/1/2019	500,000	502,112
3.15%, 12/1/2022	1,000,000	1,006,644
Johns Hopkins Health System Corp. (The),
3.84%, 5/15/2046	20,000	20,644
Kaiser Foundation Hospitals,
4.88%, 4/1/2042	250,000	297,924

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings,
2.63%, 2/1/2020	$500,000	$501,316
3.75%, 8/23/2022	350,000	362,984
McKesson Corp.,
2.28%, 3/15/2019	750,000	750,143
6.00%, 3/1/2041	250,000	305,387
Medco Health Solutions, Inc.,
4.13%, 9/15/2020	300,000	311,314
Mount Sinai Hospitals Group, Inc.,
Series 2017, 3.98%, 7/1/2048	33,000	33,381
Northwell Healthcare, Inc.,
4.26%, 11/1/2047	35,000	35,792
Partners Healthcare System, Inc.,
Series 2017, 3.77%, 7/1/2048	43,000	42,705
Quest Diagnostics, Inc.,
4.70%, 4/1/2021	500,000	528,652
3.50%, 3/30/2025	370,000	374,262
UnitedHealth Group, Inc.,
2.70%, 7/15/2020	1,500,000	1,517,342
3.38%, 4/15/2027	500,000	513,800
2.95%, 10/15/2027	500,000	498,541
4.63%, 7/15/2035	105,000	122,281
5.80%, 3/15/2036	708,000	920,633
3.95%, 10/15/2042	250,000	259,858
4.75%, 7/15/2045	250,000	295,301

		17,757,512

Hotels, Restaurants & Leisure 0.1%
Carnival Corp.,
3.95%, 10/15/2020	500,000	522,002
Hyatt Hotels Corp.,
5.38%, 8/15/2021	150,000	161,596
McDonald’s Corp.,
2.20%, 5/26/2020	750,000	749,688
3.70%, 1/30/2026	250,000	260,597
4.70%, 12/9/2035	400,000	454,348
4.88%, 7/15/2040	250,000	288,264
4.88%, 12/9/2045	250,000	289,612
Wyndham Worldwide Corp.,
5.63%, 3/1/2021	150,000	159,469

		2,885,576

Household Durables 0.1%
Newell Brands, Inc.,
4.20%, 4/1/2026	600,000	626,645
5.50%, 4/1/2046	350,000	417,297
Whirlpool Corp.,
3.70%, 5/1/2025	500,000	515,130

		1,559,072

Household Products 0.2%
Clorox Co. (The),
3.80%, 11/15/2021	500,000	520,494
Colgate-Palmolive Co.,
2.45%, 11/15/2021	150,000	150,807
Kimberly-Clark Corp.,
2.40%, 6/1/2023	500,000	495,084
2.65%, 3/1/2025	105,000	102,860

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Household Products (continued)
6.63%, 8/1/2037	$130,000	$185,051
3.20%, 7/30/2046	415,000	388,952
Procter & Gamble Co. (The),
1.90%, 10/23/2020	500,000	497,303
2.15%, 8/11/2022	1,000,000	988,891
2.85%, 8/11/2027	500,000	495,894
3.50%, 10/25/2047	250,000	252,438

		4,077,774

Independent Power and Renewable Electricity Producers 0.1%
Exelon Generation Co. LLC,
2.95%, 1/15/2020	500,000	505,088
Oglethorpe Power Corp.,
5.25%, 9/1/2050	200,000	229,922
PSEG Power LLC,
5.13%, 4/15/2020	250,000	264,260
Southern Power Co.,
Series E, 2.50%, 12/15/2021	500,000	495,339

		1,494,609

Industrial Conglomerates 0.4%
3M Co.,
3.00%, 8/7/2025	400,000	404,922
5.70%, 3/15/2037	415,000	550,598
General Electric Co.,
2.20%, 1/9/2020	1,144,000	1,142,834
5.30%, 2/11/2021	101,000	109,059
4.65%, 10/17/2021	2,086,000	2,245,861
2.70%, 10/9/2022	500,000	499,235
3.10%, 1/9/2023	144,000	146,256
3.38%, 3/11/2024	500,000	515,193
3.45%, 5/15/2024	144,000	148,556
6.75%, 3/15/2032	323,000	442,471
6.15%, 8/7/2037	201,000	265,448
5.88%, 1/14/2038	144,000	186,219
4.13%, 10/9/2042 (c)	600,000	628,560
Honeywell International, Inc.,
4.25%, 3/1/2021	500,000	528,162
2.50%, 11/1/2026	500,000	483,603
Ingersoll-Rand Global Holding Co. Ltd.,
2.88%, 1/15/2019	500,000	502,561

		8,799,538

Insurance 0.7%
Alleghany Corp.,
4.95%, 6/27/2022	400,000	432,262
Allstate Corp. (The),
4.50%, 6/15/2043	250,000	282,622
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (d)	195,000	239,606
American International Group, Inc.,
2.30%, 7/16/2019	500,000	499,625
3.30%, 3/1/2021	135,000	137,622
3.90%, 4/1/2026 (c)	475,000	492,579
3.88%, 1/15/2035	500,000	501,886
4.80%, 7/10/2045	150,000	168,231
4.38%, 1/15/2055	250,000	254,633

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Aon Corp.,
5.00%, 9/30/2020	$500,000	$532,451
Aon plc,
3.88%, 12/15/2025	195,000	203,882
4.60%, 6/14/2044	250,000	272,730
Arch Capital Finance LLC,
5.03%, 12/15/2046	250,000	290,571
Berkshire Hathaway Finance Corp.,
1.30%, 8/15/2019	750,000	740,527
4.30%, 5/15/2043 (c)	250,000	279,497
Brighthouse Financial, Inc.,
3.70%, 6/22/2027 (e)	500,000	491,734
Chubb Corp. (The),
6.00%, 5/11/2037	165,000	220,060
Chubb INA Holdings, Inc.,
2.70%, 3/13/2023	500,000	496,716
3.35%, 5/3/2026	90,000	91,850
4.35%, 11/3/2045	500,000	564,548
CNA Financial Corp.,
5.75%, 8/15/2021	500,000	547,469
Hartford Financial Services Group, Inc. (The),
5.13%, 4/15/2022	100,000	109,128
6.10%, 10/1/2041	309,000	409,935
Lincoln National Corp.,
4.85%, 6/24/2021	100,000	106,744
6.15%, 4/7/2036	440,000	545,809
Loews Corp.,
4.13%, 5/15/2043	400,000	412,744
Manulife Financial Corp.,
(USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (d)	500,000	503,772
Marsh & McLennan Cos., Inc.,
4.80%, 7/15/2021	600,000	641,464
MetLife, Inc.,
3.60%, 11/13/2025	500,000	520,132
5.70%, 6/15/2035	159,000	201,417
6.40%, 12/15/2036	500,000	575,155
4.88%, 11/13/2043	500,000	586,738
4.60%, 5/13/2046	165,000	188,209
Nationwide Financial Services, Inc.,
6.75%, 5/15/2037 (f)	105,000	117,600
Principal Financial Group, Inc.,
3.40%, 5/15/2025	500,000	507,138
Progressive Corp. (The),
3.75%, 8/23/2021	200,000	208,311
6.25%, 12/1/2032	162,000	209,417
Prudential Financial, Inc.,
(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (c)(d)	250,000	270,750
4.60%, 5/15/2044	500,000	567,719
3.91%, 12/7/2047 (e)	186,000	189,721
3.94%, 12/7/2049 (e)	605,000	618,559
Reinsurance Group of America, Inc.,
5.00%, 6/1/2021	100,000	106,930
Travelers Cos., Inc. (The),
5.35%, 11/1/2040	250,000	316,276
Travelers Property Casualty Corp.,
6.38%, 3/15/2033	192,000	253,043

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Willis Towers Watson plc,
5.75%, 3/15/2021	$100,000	$108,816
XLIT Ltd.,
4.45%, 3/31/2025	750,000	767,102

		16,783,730

Internet & Direct Marketing Retail 0.1%
Amazon.com, Inc.,
3.30%, 12/5/2021	500,000	516,343
2.80%, 8/22/2024 (e)	250,000	249,240
3.15%, 8/22/2027 (e)	500,000	500,753
4.80%, 12/5/2034	500,000	586,865
3.88%, 8/22/2037 (e)	350,000	371,385
4.05%, 8/22/2047 (e)	500,000	538,858
4.25%, 8/22/2057 (e)	250,000	272,724
Expedia, Inc.,
5.95%, 8/15/2020	100,000	107,589
QVC, Inc.,
4.38%, 3/15/2023	350,000	358,904

		3,502,661

Internet Software & Services 0.2%
Alibaba Group Holding Ltd.,
3.13%, 11/28/2021	275,000	278,588
3.40%, 12/6/2027	500,000	499,874
4.50%, 11/28/2034 (c)	500,000	552,489
4.20%, 12/6/2047	500,000	520,593
Alphabet, Inc.,
3.38%, 2/25/2024	750,000	781,871
eBay, Inc.,
2.20%, 8/1/2019	1,000,000	997,500
3.25%, 10/15/2020	200,000	203,773
3.80%, 3/9/2022	285,000	295,856

		4,130,544

IT Services 0.3%
Broadridge Financial Solutions, Inc.,
3.40%, 6/27/2026	215,000	213,241
Fidelity National Information Services, Inc.,
3.50%, 4/15/2023	150,000	153,340
5.00%, 10/15/2025	350,000	386,790
3.00%, 8/15/2026	750,000	724,925
Fiserv, Inc.,
2.70%, 6/1/2020	750,000	754,686
4.75%, 6/15/2021	200,000	213,509
International Business Machines Corp.,
1.63%, 5/15/2020	500,000	493,871
2.90%, 11/1/2021	200,000	202,784
5.88%, 11/29/2032	433,000	559,888
4.00%, 6/20/2042	600,000	635,411
Visa, Inc.,
2.20%, 12/14/2020	500,000	499,606
2.80%, 12/14/2022	250,000	253,663
3.15%, 12/14/2025	135,000	138,010
4.30%, 12/14/2045	750,000	853,448

Corporate Bonds (continued)

	Principal Amount	Value

IT Services (continued)
Western Union Co. (The),
6.20%, 11/17/2036	$300,000	$331,037

		6,414,209

Leisure Products 0.0%†
Mattel, Inc.,
3.15%, 3/15/2023 (c)	300,000	258,303
5.45%, 11/1/2041	150,000	124,125

		382,428

Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.,
3.88%, 7/15/2023	250,000	258,932
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/2020	150,000	158,753
PerkinElmer, Inc.,
5.00%, 11/15/2021	150,000	161,719
Thermo Fisher Scientific, Inc.,
3.60%, 8/15/2021	250,000	258,055
4.15%, 2/1/2024	1,000,000	1,060,755

		1,898,214

Machinery 0.2%
Caterpillar, Inc.,
3.90%, 5/27/2021	500,000	525,815
2.60%, 6/26/2022	350,000	350,083
6.05%, 8/15/2036	177,000	236,501
Deere & Co.,
8.10%, 5/15/2030	500,000	719,416
Dover Corp.,
5.38%, 3/1/2041	100,000	122,464
Flowserve Corp.,
3.50%, 9/15/2022	100,000	100,424
IDEX Corp.,
4.20%, 12/15/2021	300,000	310,859
Illinois Tool Works, Inc.,
1.95%, 3/1/2019	250,000	249,596
4.88%, 9/15/2041	200,000	240,712
Parker-Hannifin Corp.,
4.20%, 11/21/2034	500,000	545,742
Stanley Black & Decker, Inc.,
2.90%, 11/1/2022	500,000	504,835

		3,906,447

Media 1.1%
21st Century Fox America, Inc.,
4.50%, 2/15/2021	250,000	264,230
4.00%, 10/1/2023 (c)	500,000	522,839
6.55%, 3/15/2033	300,000	394,312
6.20%, 12/15/2034	245,000	316,380
6.65%, 11/15/2037	150,000	206,311
6.15%, 2/15/2041	250,000	331,885
5.40%, 10/1/2043	500,000	618,424
CBS Corp.,
5.50%, 5/15/2033	118,000	131,974
4.85%, 7/1/2042	100,000	104,875
4.60%, 1/15/2045 (c)	500,000	509,807

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
Charter Communications Operating LLC,
3.58%, 7/23/2020	$1,000,000	$1,018,641
4.46%, 7/23/2022	1,000,000	1,043,349
4.91%, 7/23/2025	1,410,000	1,499,091
6.38%, 10/23/2035	500,000	583,813
6.48%, 10/23/2045	250,000	291,482
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/2022	118,000	154,176
Comcast Corp.,
5.70%, 7/1/2019	500,000	526,315
2.85%, 1/15/2023	500,000	504,002
3.60%, 3/1/2024	500,000	521,251
3.15%, 2/15/2028 (c)	500,000	501,598
4.25%, 1/15/2033	250,000	272,491
7.05%, 3/15/2033	295,000	410,458
4.40%, 8/15/2035	500,000	546,647
6.50%, 11/15/2035	100,000	135,195
3.40%, 7/15/2046	250,000	236,539
3.97%, 11/1/2047	743,000	767,578
4.00%, 11/1/2049	863,000	883,730
Discovery Communications LLC,
3.30%, 5/15/2022	350,000	352,562
3.45%, 3/15/2025	270,000	265,458
4.90%, 3/11/2026 (c)	115,000	122,683
3.95%, 3/20/2028	500,000	497,328
5.00%, 9/20/2037	250,000	259,023
4.88%, 4/1/2043	200,000	198,616
Grupo Televisa SAB,
6.63%, 1/15/2040 (c)	250,000	307,471
5.00%, 5/13/2045	250,000	255,589
NBCUniversal Media LLC,
5.15%, 4/30/2020	500,000	532,708
4.38%, 4/1/2021	800,000	847,904
2.88%, 1/15/2023	350,000	353,551
5.95%, 4/1/2041	200,000	260,695
Omnicom Group, Inc.,
4.45%, 8/15/2020	150,000	157,357
3.63%, 5/1/2022	50,000	51,618
Scripps Networks Interactive, Inc.,
2.80%, 6/15/2020	500,000	499,927
Time Warner Cable LLC,
8.25%, 4/1/2019	700,000	748,151
6.75%, 6/15/2039	900,000	1,079,889
5.88%, 11/15/2040	250,000	271,248
Time Warner, Inc.,
3.60%, 7/15/2025	500,000	501,119
3.80%, 2/15/2027	2,000,000	1,998,109
5.38%, 10/15/2041	200,000	221,217
4.65%, 6/1/2044	250,000	254,227
Viacom, Inc.,
3.88%, 12/15/2021	600,000	612,002
3.25%, 3/15/2023 (c)	200,000	194,389
4.25%, 9/1/2023	100,000	102,098
3.88%, 4/1/2024 (c)	500,000	498,860
4.38%, 3/15/2043	459,000	397,350
Walt Disney Co. (The),
3.75%, 6/1/2021	500,000	520,865

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
3.15%, 9/17/2025	$325,000	$331,154
3.00%, 2/13/2026	500,000	501,792
3.00%, 7/30/2046 (c)	150,000	133,370
WPP Finance 2010,
4.75%, 11/21/2021 (c)	400,000	428,562
3.75%, 9/19/2024	550,000	562,094

		27,616,379

Metals & Mining 0.3%
Barrick Gold Corp.,
5.25%, 4/1/2042	150,000	172,935
Barrick North America Finance LLC,
4.40%, 5/30/2021	450,000	476,330
5.75%, 5/1/2043	250,000	313,943
BHP Billiton Finance USA Ltd.,
6.42%, 3/1/2026	80,000	97,846
5.00%, 9/30/2043	500,000	613,023
Newmont Mining Corp.,
5.88%, 4/1/2035	236,000	285,974
4.88%, 3/15/2042	150,000	166,456
Nucor Corp.,
4.00%, 8/1/2023	500,000	523,542
Reliance Steel & Aluminum Co.,
4.50%, 4/15/2023	250,000	263,523
Rio Tinto Alcan, Inc.,
5.75%, 6/1/2035	206,000	255,505
Rio Tinto Finance USA plc,
2.88%, 8/21/2022	62,000	62,784
4.13%, 8/21/2042 (c)	250,000	267,528
Southern Copper Corp.,
3.88%, 4/23/2025	750,000	777,772
6.75%, 4/16/2040	250,000	325,933
5.88%, 4/23/2045	230,000	277,803
Vale Overseas Ltd.,
4.38%, 1/11/2022 (c)	750,000	775,500
6.88%, 11/21/2036 (c)	944,000	1,156,400

		6,812,797

Multiline Retail 0.1%
Dollar General Corp.,
3.25%, 4/15/2023	250,000	253,371
Kohl’s Corp.,
4.00%, 11/1/2021	400,000	411,468
Macy’s Retail Holdings, Inc.,
6.90%, 4/1/2029	75,000	79,144
Nordstrom, Inc.,
4.00%, 10/15/2021	500,000	517,197
Target Corp.,
2.50%, 4/15/2026 (c)	500,000	480,731
4.00%, 7/1/2042 (c)	350,000	362,112

		2,104,023

Multi-Utilities 0.3%
Ameren Illinois Co.,
2.70%, 9/1/2022	450,000	451,371
Berkshire Hathaway Energy Co.,
5.15%, 11/15/2043	500,000	607,790

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities (continued)
CMS Energy Corp.,
4.70%, 3/31/2043	$300,000	$337,233
Consolidated Edison Co. of New York, Inc.,
3.95%, 3/1/2043	500,000	526,525
4.50%, 12/1/2045	500,000	575,044
Delmarva Power & Light Co.,
3.50%, 11/15/2023	1,000,000	1,033,250
Dominion Energy, Inc.,
5.20%, 8/15/2019	200,000	208,786
3.63%, 12/1/2024	350,000	362,230
Series E, 6.30%, 3/15/2033	10,000	12,705
Series B, 5.95%, 6/15/2035	251,000	317,019
Series C, 4.90%, 8/1/2041	700,000	808,925
NiSource Finance Corp.,
5.95%, 6/15/2041	450,000	577,001
4.80%, 2/15/2044	250,000	283,001
Puget Energy, Inc.,
3.65%, 5/15/2025	250,000	256,293
Puget Sound Energy, Inc.,
5.64%, 4/15/2041	500,000	650,737
Sempra Energy,
4.05%, 12/1/2023	150,000	156,901
6.00%, 10/15/2039	220,000	283,870
Southern Co. Gas Capital Corp.,
4.40%, 6/1/2043	250,000	265,928
WEC Energy Group, Inc.,
3.55%, 6/15/2025	500,000	511,196

		8,225,805

Oil, Gas & Consumable Fuels 2.7%
Anadarko Finance Co.,
Series B, 7.50%, 5/1/2031	298,000	382,512
Anadarko Petroleum Corp.,
3.45%, 7/15/2024	500,000	497,931
5.55%, 3/15/2026 (c)	500,000	560,992
6.45%, 9/15/2036	281,000	344,172
Andeavor Logistics LP,
4.25%, 12/1/2027	750,000	756,437
Apache Corp.,
3.63%, 2/1/2021	500,000	511,877
5.10%, 9/1/2040	100,000	106,539
4.75%, 4/15/2043	500,000	513,868
BP Capital Markets plc,
2.24%, 5/10/2019	750,000	751,072
2.32%, 2/13/2020	500,000	501,215
4.50%, 10/1/2020	200,000	211,624
3.56%, 11/1/2021	250,000	259,853
3.06%, 3/17/2022	420,000	427,771
3.54%, 11/4/2024	250,000	259,743
3.72%, 11/28/2028	500,000	523,713
Buckeye Partners LP,
4.88%, 2/1/2021	250,000	262,952
4.15%, 7/1/2023 (c)	250,000	256,811
Canadian Natural Resources Ltd.,
3.90%, 2/1/2025	500,000	514,777
6.25%, 3/15/2038	340,000	424,590

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc.,
4.25%, 4/15/2027 (c)	$1,000,000	$997,592
5.25%, 6/15/2037	250,000	257,474
Chevron Corp.,
2.19%, 11/15/2019	105,000	105,223
1.96%, 3/3/2020	1,000,000	996,484
2.95%, 5/16/2026	500,000	499,838
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/2023	750,000	741,637
CNOOC Finance 2015 USA LLC,
3.50%, 5/5/2025	500,000	503,953
Columbia Pipeline Group, Inc.,
3.30%, 6/1/2020	500,000	507,142
Concho Resources, Inc.,
3.75%, 10/1/2027	500,000	506,528
ConocoPhillips,
5.90%, 10/15/2032	177,000	219,182
6.50%, 2/1/2039 (c)	400,000	559,773
ConocoPhillips Co.,
3.35%, 5/15/2025	500,000	514,983
4.15%, 11/15/2034 (c)	500,000	531,278
4.30%, 11/15/2044 (c)	155,000	169,505
ConocoPhillips Holding Co.,
6.95%, 4/15/2029	250,000	328,352
Devon Energy Corp.,
3.25%, 5/15/2022 (c)	500,000	508,597
7.95%, 4/15/2032	350,000	479,942
4.75%, 5/15/2042	500,000	529,449
Ecopetrol SA,
5.88%, 5/28/2045	600,000	612,600
El Paso Natural Gas Co. LLC,
8.37%, 6/15/2032	250,000	328,384
Enable Midstream Partners LP,
5.00%, 5/15/2044	350,000	343,753
Enbridge Energy Partners LP,
4.20%, 9/15/2021	700,000	727,644
5.88%, 10/15/2025	250,000	283,156
Enbridge, Inc.,
4.25%, 12/1/2026	500,000	522,817
3.70%, 7/15/2027	500,000	502,108
Encana Corp.,
6.50%, 2/1/2038	500,000	630,973
Energy Transfer LP,
4.65%, 6/1/2021	200,000	209,931
5.20%, 2/1/2022	500,000	533,816
5.88%, 3/1/2022	500,000	546,628
3.60%, 2/1/2023	500,000	500,526
4.90%, 2/1/2024	250,000	264,376
4.05%, 3/15/2025	500,000	499,626
4.75%, 1/15/2026	250,000	259,371
6.05%, 6/1/2041	75,000	80,359
5.30%, 4/15/2047	500,000	496,131
EnLink Midstream Partners LP,
4.15%, 6/1/2025	500,000	505,216
Enterprise Products Operating LLC,
4.05%, 2/15/2022	250,000	261,602
3.90%, 2/15/2024	750,000	781,501
6.13%, 10/15/2039	285,000	358,523
6.45%, 9/1/2040	250,000	324,139

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
4.45%, 2/15/2043	$500,000	$517,597
4.85%, 3/15/2044	200,000	217,708
EOG Resources, Inc.,
5.63%, 6/1/2019	130,000	136,018
2.45%, 4/1/2020	500,000	501,430
4.10%, 2/1/2021	400,000	417,071
EQT Corp.,
4.88%, 11/15/2021	250,000	266,547
Exxon Mobil Corp.,
1.91%, 3/6/2020	500,000	497,414
3.18%, 3/15/2024 (c)	500,000	515,651
2.71%, 3/6/2025	500,000	498,302
3.04%, 3/1/2026	235,000	238,629
4.11%, 3/1/2046	750,000	839,427
Hess Corp.,
4.30%, 4/1/2027	500,000	501,224
7.30%, 8/15/2031	164,000	198,892
5.60%, 2/15/2041	250,000	269,591
Husky Energy, Inc.,
3.95%, 4/15/2022	600,000	620,774
Kinder Morgan Energy Partners LP,
3.50%, 3/1/2021	625,000	635,712
5.80%, 3/1/2021	200,000	216,971
4.25%, 9/1/2024	250,000	258,920
5.80%, 3/15/2035	206,000	228,060
6.38%, 3/1/2041	250,000	290,591
5.00%, 8/15/2042	350,000	355,181
Kinder Morgan, Inc.,
4.30%, 6/1/2025	160,000	166,661
5.30%, 12/1/2034	900,000	960,088
5.05%, 2/15/2046 (c)	250,000	259,484
Magellan Midstream Partners LP,
4.25%, 9/15/2046	500,000	506,059
Marathon Oil Corp.,
2.80%, 11/1/2022	250,000	247,565
3.85%, 6/1/2025	500,000	508,968
6.80%, 3/15/2032 (c)	118,000	143,573
Marathon Petroleum Corp.,
5.13%, 3/1/2021	600,000	643,943
3.63%, 9/15/2024	250,000	254,957
6.50%, 3/1/2041	250,000	313,337
MPLX LP,
4.50%, 7/15/2023	500,000	528,260
4.88%, 12/1/2024	250,000	269,475
4.88%, 6/1/2025	250,000	267,930
Nexen Energy ULC,
5.88%, 3/10/2035	133,000	162,864
6.40%, 5/15/2037	350,000	456,496
Noble Energy, Inc.,
4.15%, 12/15/2021	600,000	625,212
3.85%, 1/15/2028 (c)	250,000	250,764
5.25%, 11/15/2043	150,000	166,015
4.95%, 8/15/2047	250,000	267,539
Occidental Petroleum Corp.,
3.13%, 2/15/2022	350,000	358,822
2.70%, 2/15/2023	200,000	200,124
3.40%, 4/15/2026	775,000	793,691
3.00%, 2/15/2027 (c)	250,000	248,538

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK Partners LP,
3.38%, 10/1/2022	$500,000	$503,504
4.90%, 3/15/2025	500,000	536,112
6.13%, 2/1/2041	100,000	116,709
ONEOK, Inc.,
4.00%, 7/13/2027	500,000	506,764
Petro-Canada,
5.95%, 5/15/2035	271,000	339,273
Petroleos Mexicanos,
5.50%, 1/21/2021	275,000	291,775
4.88%, 1/24/2022	250,000	260,563
3.50%, 1/30/2023	500,000	489,500
4.50%, 1/23/2026 (c)	1,250,000	1,247,750
6.50%, 3/13/2027 (e)	1,000,000	1,093,000
6.50%, 3/13/2027 (e)	750,000	819,750
6.63%, 6/15/2035 (c)	1,074,000	1,147,397
6.38%, 1/23/2045	500,000	502,675
5.63%, 1/23/2046	500,000	462,750
Phillips 66,
4.65%, 11/15/2034	500,000	547,825
5.88%, 5/1/2042	382,000	486,173
Phillips 66 Partners LP,
3.61%, 2/15/2025	500,000	503,750
Pioneer Natural Resources Co.,
3.95%, 7/15/2022	450,000	469,034
Plains All American Pipeline LP,
4.65%, 10/15/2025 (c)	500,000	515,246
5.15%, 6/1/2042	450,000	438,166
Sabine Pass Liquefaction LLC,
5.00%, 3/15/2027	1,000,000	1,073,076
Spectra Energy Partners LP,
3.50%, 3/15/2025	500,000	502,105
Statoil ASA,
3.70%, 3/1/2024	500,000	525,301
Suncor Energy, Inc.,
3.60%, 12/1/2024	235,000	240,161
6.50%, 6/15/2038	500,000	675,505
Sunoco Logistics Partners Operations LP,
3.45%, 1/15/2023	250,000	248,554
5.35%, 5/15/2045	500,000	496,856
Total Capital Canada Ltd.,
2.75%, 7/15/2023	750,000	753,945
Total Capital International SA,
2.88%, 2/17/2022	500,000	506,868
TransCanada PipeLines Ltd.,
3.80%, 10/1/2020	250,000	259,214
4.88%, 1/15/2026	285,000	319,099
4.63%, 3/1/2034	250,000	279,144
5.85%, 3/15/2036	750,000	940,618
Valero Energy Corp.,
7.50%, 4/15/2032	118,000	159,020
6.63%, 6/15/2037	455,000	599,651
Western Gas Partners LP,
4.65%, 7/1/2026	500,000	519,758
Williams Partners LP,
5.25%, 3/15/2020	500,000	528,162
4.00%, 9/15/2025	500,000	511,607
6.30%, 4/15/2040	150,000	184,491

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
5.80%, 11/15/2043	$250,000	$294,471
4.90%, 1/15/2045	350,000	371,305

		64,687,263

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 5/15/2031	250,000	387,246

Pharmaceuticals 1.1%
Actavis, Inc.,
3.25%, 10/1/2022	200,000	200,616
Allergan Funding SCS,
3.00%, 3/12/2020	750,000	756,747
3.45%, 3/15/2022	1,060,000	1,077,017
3.85%, 6/15/2024	325,000	333,042
3.80%, 3/15/2025	1,000,000	1,018,047
4.55%, 3/15/2035	195,000	206,342
4.75%, 3/15/2045	168,000	178,846
AstraZeneca plc,
3.38%, 11/16/2025	1,000,000	1,016,668
6.45%, 9/15/2037	200,000	271,750
4.00%, 9/18/2042	250,000	253,181
Bristol-Myers Squibb Co.,
2.00%, 8/1/2022	700,000	685,128
3.25%, 8/1/2042	250,000	239,006
Eli Lilly & Co.,
1.95%, 3/15/2019	250,000	249,795
2.75%, 6/1/2025	95,000	95,264
3.70%, 3/1/2045	500,000	516,897
GlaxoSmithKline Capital plc,
2.85%, 5/8/2022	250,000	253,754
GlaxoSmithKline Capital, Inc.,
5.38%, 4/15/2034	201,000	247,022
4.20%, 3/18/2043	300,000	331,643
Johnson & Johnson,
2.95%, 9/1/2020	200,000	204,280
2.45%, 12/5/2021	500,000	503,047
2.45%, 3/1/2026	650,000	633,864
4.95%, 5/15/2033	663,000	806,327
3.63%, 3/3/2037	1,000,000	1,056,481
Merck & Co., Inc.,
2.75%, 2/10/2025	570,000	567,692
3.60%, 9/15/2042	500,000	510,444
4.15%, 5/18/2043	500,000	559,084
Mylan NV,
3.95%, 6/15/2026 (c)	1,000,000	1,008,367
Novartis Capital Corp.,
1.80%, 2/14/2020	750,000	744,502
2.40%, 5/17/2022	500,000	498,731
2.40%, 9/21/2022	500,000	497,209
3.40%, 5/6/2024	1,000,000	1,039,965
3.00%, 11/20/2025	500,000	505,492
Novartis Securities Investment Ltd.,
5.13%, 2/10/2019	470,000	485,497
Pfizer, Inc.,
2.10%, 5/15/2019	500,000	500,783
2.20%, 12/15/2021	1,000,000	994,935
3.40%, 5/15/2024	1,000,000	1,038,407
3.00%, 12/15/2026	500,000	503,013

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
7.20%, 3/15/2039	$525,000	$805,108
Pharmacia LLC,
6.60%, 12/1/2028	177,000	230,954
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/2026	1,125,000	1,099,972
Teva Pharmaceutical Finance Co. BV,
Series 2, 3.65%, 11/10/2021	32,000	30,442
Teva Pharmaceutical Finance Co. LLC,
6.15%, 2/1/2036 (c)	7,000	7,012
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/2021	82,000	78,006
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/2021	500,000	456,735
2.80%, 7/21/2023 (c)	750,000	653,108
3.15%, 10/1/2026 (c)	640,000	528,414
4.10%, 10/1/2046	250,000	190,376
Wyeth LLC,
6.50%, 2/1/2034	206,000	281,720
Zoetis, Inc.,
3.25%, 2/1/2023	600,000	609,233
4.50%, 11/13/2025	230,000	250,675

		25,810,640

Professional Services 0.0%†
Verisk Analytics, Inc.,
4.00%, 6/15/2025	250,000	258,523

Real Estate Management & Development 0.0%†
CBRE Services, Inc.,
4.88%, 3/1/2026	500,000	541,710

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
3.05%, 9/1/2022	350,000	356,882
3.00%, 3/15/2023	500,000	509,384
3.85%, 9/1/2023	650,000	687,183
3.75%, 4/1/2024	500,000	529,250
3.65%, 9/1/2025	750,000	788,697
3.25%, 6/15/2027 (c)	500,000	511,473
7.95%, 8/15/2030	206,000	293,900
4.55%, 9/1/2044	250,000	286,237
4.70%, 9/1/2045	250,000	292,896
Canadian National Railway Co.,
6.90%, 7/15/2028	242,000	320,473
6.20%, 6/1/2036	236,000	319,774
Canadian Pacific Railway Co.,
4.50%, 1/15/2022	350,000	372,728
2.90%, 2/1/2025	500,000	496,058
6.13%, 9/15/2115	250,000	333,790
CSX Corp.,
3.70%, 10/30/2020	300,000	309,904
5.50%, 4/15/2041	150,000	185,373
4.10%, 3/15/2044 (c)	250,000	260,437
3.95%, 5/1/2050	350,000	348,254
Norfolk Southern Corp.,
5.90%, 6/15/2019	400,000	420,511
3.25%, 12/1/2021	250,000	256,170

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail (continued)
3.00%, 4/1/2022	$500,000	$506,279
5.59%, 5/17/2025	84,000	96,339
4.45%, 6/15/2045	500,000	557,438
Ryder System, Inc.,
2.50%, 5/11/2020	205,000	205,200
Union Pacific Corp.,
2.75%, 4/15/2023	750,000	752,933
3.25%, 8/15/2025	500,000	513,368
3.60%, 9/15/2037	500,000	518,031
4.05%, 11/15/2045	220,000	237,788
4.05%, 3/1/2046 (c)	340,000	367,663

		11,634,413

Semiconductors & Semiconductor Equipment 0.3%
Applied Materials, Inc.,
4.30%, 6/15/2021	400,000	424,207
5.10%, 10/1/2035	250,000	300,588
Broadcom Corp.,
3.00%, 1/15/2022 (e)	1,000,000	991,529
3.63%, 1/15/2024 (e)	1,000,000	994,385
Intel Corp.,
3.70%, 7/29/2025	500,000	527,871
3.73%, 12/8/2047 (e)	743,000	771,561
KLA-Tencor Corp.,
4.65%, 11/1/2024	215,000	233,209
Lam Research Corp.,
3.80%, 3/15/2025	255,000	265,090
Maxim Integrated Products, Inc.,
3.38%, 3/15/2023	350,000	353,266
QUALCOMM, Inc.,
2.25%, 5/20/2020	1,000,000	992,289
2.60%, 1/30/2023	70,000	68,279
2.90%, 5/20/2024	1,000,000	975,663
3.25%, 5/20/2027	250,000	244,098
4.65%, 5/20/2035	500,000	538,078
Texas Instruments, Inc.,
1.75%, 5/1/2020	500,000	495,637

		8,175,750

Software 0.8%
Adobe Systems, Inc.,
3.25%, 2/1/2025 (c)	135,000	138,643
CA, Inc.,
4.50%, 8/15/2023	410,000	428,441
Microsoft Corp.,
1.85%, 2/6/2020	1,000,000	997,043
3.00%, 10/1/2020	500,000	511,463
2.65%, 11/3/2022	500,000	503,664
2.00%, 8/8/2023	1,000,000	971,410
3.63%, 12/15/2023 (c)	400,000	421,425
2.88%, 2/6/2024	365,000	370,284
2.70%, 2/12/2025	500,000	499,230
3.13%, 11/3/2025	500,000	510,471
2.40%, 8/8/2026	465,000	448,430
3.30%, 2/6/2027	1,000,000	1,031,501
3.50%, 2/12/2035	325,000	338,151
3.45%, 8/8/2036	500,000	515,495
4.10%, 2/6/2037	500,000	558,254
4.50%, 10/1/2040	300,000	350,623

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
3.75%, 2/12/2045	$750,000	$790,121
4.45%, 11/3/2045	350,000	410,234
3.70%, 8/8/2046	500,000	521,256
4.25%, 2/6/2047	750,000	857,453
Oracle Corp.,
2.38%, 1/15/2019	1,000,000	1,004,174
5.00%, 7/8/2019	200,000	208,743
2.80%, 7/8/2021	1,000,000	1,014,704
1.90%, 9/15/2021	2,000,000	1,968,437
2.50%, 10/15/2022	500,000	499,314
2.65%, 7/15/2026	490,000	477,724
3.25%, 5/15/2030	500,000	505,441
5.38%, 7/15/2040 (c)	350,000	442,515
4.50%, 7/8/2044	750,000	854,912
4.00%, 7/15/2046	750,000	798,008
4.00%, 11/15/2047	500,000	532,442

		19,480,006

Specialty Retail 0.3%
AutoZone, Inc.,
4.00%, 11/15/2020	500,000	518,935
3.25%, 4/15/2025	325,000	323,758
Bed Bath & Beyond, Inc.,
3.75%, 8/1/2024 (c)	250,000	249,817
Home Depot, Inc. (The),
2.70%, 4/1/2023	500,000	504,784
3.35%, 9/15/2025	85,000	87,845
2.80%, 9/14/2027	750,000	737,827
5.88%, 12/16/2036	300,000	405,963
5.95%, 4/1/2041	150,000	203,134
4.20%, 4/1/2043	250,000	275,352
4.40%, 3/15/2045	500,000	566,232
Lowe’s Cos., Inc.,
3.13%, 9/15/2024	400,000	406,171
3.10%, 5/3/2027 (c)	1,000,000	1,003,535
6.50%, 3/15/2029	236,000	304,645
5.80%, 10/15/2036	300,000	375,627
5.00%, 9/15/2043	250,000	293,691

		6,257,316

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.,
1.55%, 2/7/2020	750,000	741,773
2.00%, 5/6/2020	750,000	746,652
1.55%, 8/4/2021	1,000,000	971,522
2.50%, 2/9/2025	595,000	580,144
3.25%, 2/23/2026	1,130,000	1,153,237
2.45%, 8/4/2026	625,000	599,029
3.35%, 2/9/2027	1,000,000	1,024,374
3.85%, 5/4/2043	750,000	779,219
4.38%, 5/13/2045	355,000	399,932
4.65%, 2/23/2046	460,000	538,676
4.25%, 2/9/2047	500,000	555,615
Dell International LLC,
4.42%, 6/15/2021 (e)	500,000	521,009
6.02%, 6/15/2026 (e)	975,000	1,075,053
8.35%, 7/15/2046 (e)	500,000	644,272
Hewlett Packard Enterprise Co.,
3.60%, 10/15/2020	750,000	765,749

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Technology Hardware, Storage & Peripherals (continued)
4.90%, 10/15/2025	$500,000	$527,869
6.35%, 10/15/2045	250,000	264,666
HP, Inc.,
3.75%, 12/1/2020	291,000	300,289
4.65%, 12/9/2021	600,000	637,748
6.00%, 9/15/2041	500,000	534,656
NetApp, Inc.,
3.38%, 6/15/2021	210,000	213,857
Seagate HDD Cayman,
5.75%, 12/1/2034 (c)	175,000	168,469
Xerox Corp.,
4.50%, 5/15/2021	250,000	261,215
4.07%, 3/17/2022	125,000	126,203

		14,131,228

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 6/1/2021	125,000	131,795
NIKE, Inc.,
3.88%, 11/1/2045	250,000	261,799
VF Corp.,
3.50%, 9/1/2021	200,000	206,437

		600,031

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 4/15/2024	475,000	501,707

Tobacco 0.3%
Altria Group, Inc.,
9.25%, 8/6/2019	155,000	171,841
2.63%, 1/14/2020	350,000	352,256
4.25%, 8/9/2042 (c)	250,000	262,370
4.50%, 5/2/2043	450,000	488,961
5.38%, 1/31/2044	170,000	206,800
BAT Capital Corp.,
3.22%, 8/15/2024 (e)	500,000	499,980
3.56%, 8/15/2027 (e)	500,000	500,649
4.39%, 8/15/2037 (e)	500,000	525,051
4.54%, 8/15/2047 (e)	500,000	526,454
Philip Morris International, Inc.,
2.63%, 3/6/2023	1,000,000	989,014
6.38%, 5/16/2038	460,000	622,501
3.88%, 8/21/2042 (c)	250,000	249,320
Reynolds American, Inc.,
4.45%, 6/12/2025	1,500,000	1,599,368
5.70%, 8/15/2035	120,000	143,038

		7,137,603

Trading Companies & Distributors 0.0%†
Air Lease Corp.,
3.38%, 1/15/2019	500,000	504,843
GATX Corp.,
3.25%, 9/15/2026	500,000	487,328
WW Grainger, Inc.,
3.75%, 5/15/2046	250,000	240,939

		1,233,110

Corporate Bonds (continued)

	Principal Amount	Value

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 9/1/2045	$500,000	$556,353
United Utilities plc,
5.38%, 2/1/2019	100,000	103,054

		659,407

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 3/30/2020	500,000	526,970
3.13%, 7/16/2022	750,000	758,934
6.38%, 3/1/2035	177,000	223,596
6.13%, 3/30/2040 (c)	350,000	444,749
Rogers Communications, Inc.,
3.00%, 3/15/2023 (c)	600,000	598,940
5.00%, 3/15/2044	250,000	288,726
Vodafone Group plc,
2.95%, 2/19/2023	250,000	251,026
7.88%, 2/15/2030	206,000	279,870
4.38%, 2/19/2043	500,000	515,374

		3,888,185

Total Corporate Bonds (cost $612,042,457)		635,844,741

Foreign Government Securities 1.7%
CANADA 0.2%
Canada Government Bond,
1.63%, 2/27/2019	750,000	747,397
Export Development Canada,
2.00%, 5/17/2022	1,000,000	986,175
Province of Ontario,
2.00%, 1/30/2019	1,000,000	999,958
1.88%, 5/21/2020 (c)	1,000,000	990,880
Province of Quebec,
3.50%, 7/29/2020 (c)	400,000	412,374
7.50%, 9/15/2029	578,000	822,231

		4,959,015

CHILE 0.1%
Republic of Chile,
3.13%, 3/27/2025 (c)	1,250,000	1,271,250

COLOMBIA 0.2%
Republic of Colombia,
4.38%, 7/12/2021 (c)	1,150,000	1,212,675
4.50%, 1/28/2026 (c)	1,000,000	1,066,500
7.38%, 9/18/2037	225,000	303,975
5.63%, 2/26/2044 (c)	500,000	572,500
5.00%, 6/15/2045 (c)	500,000	528,750

		3,684,400

GERMANY 0.1%
FMS Wertmanagement AoeR,
1.75%, 1/24/2020	1,500,000	1,490,849

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

HUNGARY 0.1%
Hungary Government Bond,
5.38%, 3/25/2024	$1,000,000	$1,131,220
7.63%, 3/29/2041	250,000	391,638

		1,522,858

ISRAEL 0.0%†
Israel Government Bond,
3.15%, 6/30/2023	500,000	511,290

ITALY 0.0%†
Republic of Italy,
6.88%, 9/27/2023	251,000	296,707
5.38%, 6/15/2033	541,000	634,127

		930,834

JAPAN 0.1%
Japan Bank for International Cooperation,
1.75%, 5/28/2020	2,000,000	1,970,652
2.38%, 11/16/2022	1,000,000	989,208

		2,959,860

MEXICO 0.2%
United Mexican States,
3.50%, 1/21/2021 (c)	1,000,000	1,034,000
4.00%, 10/2/2023	500,000	523,250
6.75%, 9/27/2034 (c)	1,246,000	1,619,800
4.75%, 3/8/2044	400,000	404,400
5.55%, 1/21/2045	500,000	562,500
4.60%, 1/23/2046	347,000	342,142
4.35%, 1/15/2047	500,000	477,500
5.75%, 10/12/2110	200,000	213,000

		5,176,592

PANAMA 0.0%†
Republic of Panama,
6.70%, 1/26/2036	250,000	332,750
4.30%, 4/29/2053	500,000	522,000

		854,750

PERU 0.1%
Republic of Peru,
7.13%, 3/30/2019	1,840,000	1,965,120
4.13%, 8/25/2027 (c)	750,000	814,875
8.75%, 11/21/2033	500,000	787,500

		3,567,495

PHILIPPINES 0.2%
Republic of Philippines,
6.50%, 1/20/2020	1,500,000	1,631,262
4.20%, 1/21/2024	500,000	543,057
9.50%, 2/2/2030	500,000	789,925
7.75%, 1/14/2031	500,000	712,920
6.38%, 10/23/2034 (c)	500,000	668,711

		4,345,875

Foreign Government Securities (continued)

	Principal Amount	Value

POLAND 0.1%
Republic of Poland,
6.38%, 7/15/2019	$750,000	$795,000
5.13%, 4/21/2021	200,000	216,508
5.00%, 3/23/2022	300,000	328,500
4.00%, 1/22/2024	500,000	533,190

		1,873,198

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
1.75%, 5/26/2019	500,000	493,884
4.00%, 1/29/2021	600,000	617,770
5.00%, 4/11/2022	500,000	538,007
2.38%, 4/21/2027	1,000,000	924,618
Republic of Korea,
5.63%, 11/3/2025	300,000	353,760
4.13%, 6/10/2044 (c)	250,000	286,896

		3,214,935

SWEDEN 0.1%
Svensk Exportkredit AB,
1.25%, 4/12/2019	500,000	495,251
1.75%, 5/18/2020	1,500,000	1,486,228

		1,981,479

URUGUAY 0.1%
Oriental Republic of Uruguay,
4.50%, 8/14/2024 (c)	650,000	704,925
4.38%, 10/27/2027 (c)	1,250,000	1,338,563
5.10%, 6/18/2050 (c)	350,000	388,500

		2,431,988

Total Foreign Government Securities (cost $39,640,030)		40,776,668

Mortgage-Backed Securities 28.0%
FHLMC Gold Pool
Pool# G18007
6.00%, 7/1/2019	1,846	1,876
Pool# B16087
6.00%, 8/1/2019	13,420	13,566
Pool# J00935
5.00%, 12/1/2020	6,629	6,759
Pool# J00854
5.00%, 1/1/2021	7,835	7,990
Pool# J01279
5.50%, 2/1/2021	3,534	3,630
Pool# J01570
5.50%, 4/1/2021	3,837	3,947
Pool# J06015
5.00%, 5/1/2021	23,243	23,702
Pool# J01771
5.00%, 5/1/2021	6,769	6,902
Pool# G18122
5.00%, 6/1/2021	8,495	8,818
Pool# J01980
6.00%, 6/1/2021	8,435	8,447
Pool# J03074
5.00%, 7/1/2021	5,804	5,990

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# J03028
5.50%, 7/1/2021	$1,490	$1,523
Pool# C90719
5.00%, 10/1/2023	281,634	302,640
Pool# J09912
4.00%, 6/1/2024	606,501	629,242
Pool# C00351
8.00%, 7/1/2024	412	451
Pool# G13900
5.00%, 12/1/2024	65,724	67,115
Pool# D60780
8.00%, 6/1/2025	1,928	2,081
Pool# G30267
5.00%, 8/1/2025	91,487	98,311
Pool# E02746
3.50%, 11/1/2025	342,849	354,362
Pool# J13883
3.50%, 12/1/2025	725,617	754,492
Pool# J14732
4.00%, 3/1/2026	325,824	340,148
Pool# E02896
3.50%, 5/1/2026	395,977	410,687
Pool# J18702
3.00%, 3/1/2027	355,990	362,677
Pool# J18127
3.00%, 3/1/2027	322,042	328,091
Pool# J19106
3.00%, 5/1/2027	146,799	149,583
Pool# J20471
3.00%, 9/1/2027	641,685	653,738
Pool# D82854
7.00%, 10/1/2027	1,320	1,407
Pool# G14609
3.00%, 11/1/2027	882,341	898,915
Pool# C00566
7.50%, 12/1/2027	1,404	1,594
Pool# G15100
2.50%, 7/1/2028	338,437	340,082
Pool# C18271
7.00%, 11/1/2028	2,458	2,659
Pool# C00678
7.00%, 11/1/2028	1,881	2,124
Pool# C00836
7.00%, 7/1/2029	789	890
Pool# C31285
7.00%, 9/1/2029	2,164	2,397
Pool# C31282
7.00%, 9/1/2029	93	96
Pool# C32914
8.00%, 11/1/2029	3,020	3,228
Pool# G18536
2.50%, 1/1/2030	5,080,033	5,074,009
Pool# C37436
8.00%, 1/1/2030	2,452	2,900
Pool# C36306
7.00%, 2/1/2030	711	733
Pool# C36429
7.00%, 2/1/2030	710	729
Pool# C00921
7.50%, 2/1/2030	1,598	1,838

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G01108
7.00%, 4/1/2030	$621	$699
Pool# C37703
7.50%, 4/1/2030	1,353	1,485
Pool# G18552
3.00%, 5/1/2030	1,845,124	1,879,782
Pool# U49055
3.00%, 6/1/2030	191,646	194,822
Pool# J32243
3.00%, 7/1/2030	1,134,833	1,156,450
Pool# J32257
3.00%, 7/1/2030	251,211	256,173
Pool# J32255
3.00%, 7/1/2030	238,870	243,418
Pool# C41561
8.00%, 8/1/2030	2,157	2,249
Pool# C01051
8.00%, 9/1/2030	2,721	3,151
Pool# C43550
7.00%, 10/1/2030	3,515	3,719
Pool# C44017
7.50%, 10/1/2030	507	516
Pool# C43967
8.00%, 10/1/2030	6,347	6,366
Pool# C44957
8.00%, 11/1/2030	2,401	2,639
Pool# J33361
3.00%, 12/1/2030	608,952	620,391
Pool# G18578
3.00%, 12/1/2030	602,689	614,010
Pool# J33315
3.00%, 12/1/2030	235,093	239,509
Pool# C01103
7.50%, 12/1/2030	1,305	1,559
Pool# C46932
7.50%, 1/1/2031	732	757
Pool# G18587
3.00%, 2/1/2031	463,563	472,270
Pool# C47287
7.50%, 2/1/2031	1,579	1,644
Pool# G18592
3.00%, 3/1/2031	505,549	515,045
Pool# C48206
7.50%, 3/1/2031	1,937	1,943
Pool# C91366
4.50%, 4/1/2031	135,626	144,652
Pool# G18601
3.00%, 5/1/2031	308,089	313,876
Pool# G18605
3.00%, 6/1/2031	182,187	185,609
Pool# J34627
3.00%, 6/1/2031	30,740	31,317
Pool# C91377
4.50%, 6/1/2031	71,284	76,028
Pool# C53324
7.00%, 6/1/2031	1,786	1,871
Pool# C01209
8.00%, 6/1/2031	762	831
Pool# C55071
7.50%, 7/1/2031	690	707

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G01309
7.00%, 8/1/2031	$2,090	$2,398
Pool# G01311
7.00%, 9/1/2031	12,663	14,370
Pool# C01222
7.00%, 9/1/2031	1,431	1,645
Pool# G01315
7.00%, 9/1/2031	443	501
Pool# C58647
7.00%, 10/1/2031	292	296
Pool# C60012
7.00%, 11/1/2031	852	878
Pool# C61298
8.00%, 11/1/2031	2,900	2,975
Pool# J35957
2.50%, 12/1/2031	1,257,011	1,255,521
Pool# C61105
7.00%, 12/1/2031	6,132	6,462
Pool# C01305
7.50%, 12/1/2031	1,049	1,154
Pool# C63171
7.00%, 1/1/2032	6,783	7,490
Pool# V61548
2.50%, 2/1/2032	1,114,494	1,113,172
Pool# C64121
7.50%, 2/1/2032	2,169	2,228
Pool# D99004
3.50%, 3/1/2032	206,483	214,902
Pool# G30577
3.50%, 4/1/2032	505,638	526,595
Pool# G01391
7.00%, 4/1/2032	22,437	25,761
Pool# C01345
7.00%, 4/1/2032	7,412	8,340
Pool# C65717
7.50%, 4/1/2032	4,644	4,747
Pool# C01370
8.00%, 4/1/2032	2,666	3,012
Pool# C66916
7.00%, 5/1/2032	19,267	21,299
Pool# C01381
8.00%, 5/1/2032	17,717	20,246
Pool# C68300
7.00%, 6/1/2032	9,741	10,753
Pool# C68290
7.00%, 6/1/2032	2,609	2,772
Pool# D99266
3.50%, 7/1/2032	323,311	336,494
Pool# G01449
7.00%, 7/1/2032	14,127	15,973
Pool# C69908
7.00%, 8/1/2032	27,639	30,155
Pool# C91558
3.50%, 9/1/2032	76,418	79,529
Pool# G01536
7.00%, 3/1/2033	16,289	18,254
Pool# G30646
3.00%, 5/1/2033	407,799	415,728
Pool# G30642
3.00%, 5/1/2033	186,730	190,360

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# K90535
3.00%, 5/1/2033	$85,960	$87,553
Pool# A16419
6.50%, 11/1/2033	17,083	18,922
Pool# C01806
7.00%, 1/1/2034	13,379	13,956
Pool# A21356
6.50%, 4/1/2034	53,561	59,366
Pool# C01851
6.50%, 4/1/2034	36,291	41,328
Pool# A24301
6.50%, 5/1/2034	53,759	59,547
Pool# A22067
6.50%, 5/1/2034	44,696	49,805
Pool# A24988
6.50%, 7/1/2034	12,451	13,792
Pool# G01741
6.50%, 10/1/2034	16,420	18,554
Pool# G08023
6.50%, 11/1/2034	32,292	35,893
Pool# A33137
6.50%, 1/1/2035	12,715	14,084
Pool# G01947
7.00%, 5/1/2035	16,120	18,077
Pool# G08073
5.50%, 8/1/2035	168,859	187,870
Pool# A37135
5.50%, 9/1/2035	214,469	235,439
Pool# A47368
5.00%, 10/1/2035	193,732	210,914
Pool# A38531
5.50%, 10/1/2035	354,605	393,119
Pool# A38255
5.50%, 10/1/2035	197,890	219,548
Pool# G08088
6.50%, 10/1/2035	135,408	151,667
Pool# A39759
5.50%, 11/1/2035	13,292	14,603
Pool# A40376
5.50%, 12/1/2035	13,399	14,858
Pool# A42305
5.50%, 1/1/2036	34,931	38,357
Pool# A41548
7.00%, 1/1/2036	19,333	21,251
Pool# G08111
5.50%, 2/1/2036	234,889	260,964
Pool# A43886
5.50%, 3/1/2036	573,700	649,010
Pool# A43885
5.50%, 3/1/2036	379,225	426,924
Pool# A43884
5.50%, 3/1/2036	260,399	288,333
Pool# A48378
5.50%, 3/1/2036	201,257	221,025
Pool# A43861
5.50%, 3/1/2036	72,216	78,882
Pool# G08116
5.50%, 3/1/2036	45,212	50,148
Pool# A48735
5.50%, 5/1/2036	14,378	15,706

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# A53039
6.50%, 10/1/2036	$49,756	$55,113
Pool# A53219
6.50%, 10/1/2036	1,497	1,658
Pool# G05254
5.00%, 1/1/2037	166,473	180,546
Pool# G04331
5.00%, 2/1/2037	155,788	168,931
Pool# G05941
6.00%, 2/1/2037	808,000	909,080
Pool# G03620
6.50%, 10/1/2037	4,133	4,579
Pool# G03721
6.00%, 12/1/2037	72,688	81,539
Pool# G03969
6.00%, 2/1/2038	81,389	91,241
Pool# G04913
5.00%, 3/1/2038	278,327	302,285
Pool# G05299
4.50%, 6/1/2038	268,721	286,849
Pool# G04581
6.50%, 8/1/2038	143,919	159,414
Pool# A81674
6.00%, 9/1/2038	413,111	462,971
Pool# A85442
5.00%, 3/1/2039	215,849	231,948
Pool# G05459
5.50%, 5/1/2039	2,251,714	2,468,183
Pool# G05535
4.50%, 7/1/2039	894,247	954,021
Pool# A89500
4.50%, 10/1/2039	116,337	123,937
Pool# A91165
5.00%, 2/1/2040	3,785,544	4,122,818
Pool# G60342
4.50%, 5/1/2042	864,843	922,460
Pool# G60195
4.00%, 6/1/2042	1,105,667	1,160,759
Pool# Q08977
4.00%, 6/1/2042	180,973	190,006
Pool# Q11087
4.00%, 9/1/2042	284,998	299,137
Pool# G07158
3.50%, 10/1/2042	874,300	902,262
Pool# G07163
3.50%, 10/1/2042	417,405	430,754
Pool# Q11532
3.50%, 10/1/2042	336,807	347,536
Pool# Q12051
3.50%, 10/1/2042	307,393	317,217
Pool# C09020
3.50%, 11/1/2042	862,419	890,001
Pool# G07264
3.50%, 12/1/2042	896,432	925,023
Pool# Q14292
3.50%, 1/1/2043	172,939	178,471
Pool# Q15884
3.00%, 2/1/2043	1,075,937	1,082,090
Pool# Q16470
3.00%, 3/1/2043	1,865,158	1,875,631

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# V80002
2.50%, 4/1/2043	$687,508	$664,074
Pool# Q16915
3.00%, 4/1/2043	633,991	637,541
Pool# Q17675
3.50%, 4/1/2043	817,182	843,302
Pool# Q18523
3.50%, 5/1/2043	1,410,859	1,455,723
Pool# Q18751
3.50%, 6/1/2043	1,639,067	1,691,081
Pool# G07410
3.50%, 7/1/2043	298,649	309,023
Pool# G07459
3.50%, 8/1/2043	1,174,675	1,212,227
Pool# G60038
3.50%, 1/1/2044	2,325,888	2,400,195
Pool# Q26869
4.00%, 6/1/2044	1,422,622	1,501,115
Pool# G07946
4.00%, 7/1/2044	38,121	40,172
Pool# Q28607
3.50%, 9/1/2044	522,017	538,421
Pool# Q30833
4.00%, 1/1/2045	55,133	57,657
Pool# G60400
4.50%, 1/1/2045	426,795	459,272
Pool# Q34165
4.00%, 6/1/2045	619,350	647,744
Pool# V81873
4.00%, 8/1/2045	590,652	617,686
Pool# V82126
3.50%, 12/1/2045	290,858	300,563
Pool# Q38199
3.50%, 1/1/2046	29,988	30,841
Pool# Q38357
4.00%, 1/1/2046	263,060	275,125
Pool# Q39434
3.50%, 3/1/2046	337,101	347,085
Pool# Q39364
3.50%, 3/1/2046	211,106	218,150
Pool# Q39440
4.00%, 3/1/2046	213,946	223,739
Pool# G08704
4.50%, 4/1/2046	85,041	90,374
Pool# Q40097
4.50%, 4/1/2046	8,272	8,791
Pool# G60582
3.50%, 5/1/2046	678,796	699,903
Pool# Q40718
3.50%, 5/1/2046	340,108	349,791
Pool# G08707
4.00%, 5/1/2046	438,888	459,011
Pool# Q40649
4.00%, 5/1/2046	63,733	66,650
Pool# G08708
4.50%, 5/1/2046	62,707	66,643
Pool# Q40728
4.50%, 5/1/2046	12,473	13,255
Pool# Q41903
3.50%, 7/1/2046	414,302	426,097

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q41491
3.50%, 7/1/2046	$59,595	$61,292
Pool# Q41407
3.50%, 7/1/2046	58,616	60,285
Pool# Q41947
4.50%, 7/1/2046	36,185	38,455
Pool# Q42596
3.50%, 8/1/2046	386,286	397,290
Pool# Q42203
3.50%, 8/1/2046	84,120	86,658
Pool# Q42393
3.50%, 8/1/2046	75,516	77,667
Pool# Q42680
4.00%, 8/1/2046	20,724	21,675
Pool# G08720
4.50%, 8/1/2046	40,617	43,164
Pool# V82617
3.50%, 9/1/2046	724,893	746,510
Pool# G08722
3.50%, 9/1/2046	288,731	296,956
Pool# G60733
4.50%, 9/1/2046	330,071	356,308
Pool# Q44223
3.50%, 11/1/2046	95,176	97,887
Pool# Q44473
3.50%, 11/1/2046	87,927	90,432
Pool# G08734
4.00%, 11/1/2046	1,105,701	1,156,440
Pool# V82849
3.00%, 12/1/2046	4,478,129	4,492,997
Pool# G08737
3.00%, 12/1/2046	3,795,308	3,799,190
Pool# G08738
3.50%, 12/1/2046	5,089,524	5,234,510
Pool# Q45024
3.50%, 12/1/2046	183,859	189,995
Pool# G08748
3.50%, 2/1/2047	1,105,477	1,136,970
Pool# G08749
4.00%, 2/1/2047	2,123,452	2,220,765
Pool# G08751
3.50%, 3/1/2047	1,743,607	1,793,235
Pool# Q46810
4.00%, 3/1/2047	67,091	70,166
Pool# G08754
4.50%, 3/1/2047	139,411	148,157
Pool# Q47592
3.50%, 4/1/2047	426,819	438,939
Pool# Q47484
3.50%, 4/1/2047	52,533	54,100
Pool# G60988
3.00%, 5/1/2047	2,742,569	2,747,961
Pool# Q48098
3.50%, 5/1/2047	195,298	201,122
Pool# G08762
4.00%, 5/1/2047	2,650,241	2,771,559
Pool# Q48237
4.50%, 5/1/2047	1,510,889	1,605,739
Pool# Q48147
4.50%, 5/1/2047	157,888	167,838

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G08767
4.00%, 6/1/2047	$1,422,284	$1,487,446
Pool# G61011
4.50%, 6/1/2047	307,389	329,769
Pool# Q48414
4.50%, 6/1/2047	168,887	179,536
Pool# Q48365
4.50%, 6/1/2047	63,679	67,694
Pool# G08770
3.50%, 7/1/2047	3,850,895	3,960,606
Pool# G08771
4.00%, 7/1/2047	4,020,005	4,206,694
Pool# G08774
3.50%, 8/1/2047	462,105	475,271
Pool# G08776
4.50%, 8/1/2047	391,353	415,976
Pool# G08779
3.50%, 9/1/2047	11,939,457	12,279,612
Pool# G08780
4.00%, 9/1/2047	4,237,512	4,434,313
Pool# G08781
4.50%, 9/1/2047	1,256,715	1,335,853
Pool# G08785
4.00%, 10/1/2047	1,060,994	1,109,619
Pool# G08786
4.50%, 10/1/2047	411,260	438,789
Pool# Q52075
4.00%, 11/1/2047	1,248,334	1,309,040
Pool# G08789
4.00%, 11/1/2047	1,009,568	1,057,079
Pool# G08790
4.50%, 11/1/2047	715,505	762,601
Pool# G08793
4.00%, 12/1/2047	3,216,961	3,368,357
Pool# G08794
4.50%, 12/1/2047	497,192	529,457
Pool# G08798
4.50%, 1/1/2048	324,007	344,436
FHLMC Non Gold Pool
Pool# 1B8478
3.23%, 7/1/2041 (a)	297,782	311,209
Pool# 2B0108
3.56%, 1/1/2042 (a)	40,978	42,996
Pool# 2B1381
1.74%, 6/1/2043 (a)	25,885	26,596
FHLMC TBA
4.00%, 8/15/2024	350,000	360,055
3.50%, 7/15/2027	350,000	361,587
3.00%, 1/15/2029	7,606,000	7,744,438
2.50%, 1/15/2032	7,820,000	7,806,559
5.00%, 4/15/2037	250,000	268,564
4.00%, 9/15/2043	1,513,898	1,583,088
3.50%, 6/15/2044	9,367,000	9,619,229
3.00%, 9/15/2044	27,387,000	27,382,708
4.50%, 1/15/2047	598,000	635,655
FNMA Pool
Pool# 826869
5.50%, 8/1/2020	48,007	49,017
Pool# 835228
5.50%, 8/1/2020	1,570	1,601

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 825811
5.50%, 9/1/2020	$1,188	$1,211
Pool# 838565
5.50%, 10/1/2020	52,475	53,877
Pool# 840102
5.50%, 10/1/2020	28,984	29,575
Pool# 841947
5.50%, 10/1/2020	3,204	3,259
Pool# 811505
5.50%, 10/1/2020	2,279	2,336
Pool# 843102
5.50%, 10/1/2020	1,604	1,638
Pool# 839100
5.50%, 11/1/2020	1,246	1,279
Pool# 830670
5.50%, 12/1/2020	1,829	1,870
Pool# 867183
5.50%, 2/1/2021	6,151	6,301
Pool# 811558
5.50%, 3/1/2021	35,724	36,157
Pool# 870296
5.50%, 3/1/2021	766	773
Pool# 878120
5.50%, 4/1/2021	2,149	2,211
Pool# 811559
5.50%, 5/1/2021	5,530	5,664
Pool# 879115
5.50%, 5/1/2021	4,750	4,873
Pool# 885440
5.50%, 5/1/2021	1,324	1,360
Pool# 845489
5.50%, 6/1/2021	353	365
Pool# 880950
5.50%, 7/1/2021	12,426	12,818
Pool# 870092
5.50%, 8/1/2021	685	692
Pool# 896599
5.50%, 8/1/2021	275	282
Pool# 903350
5.00%, 10/1/2021	3,494	3,581
Pool# 894126
5.50%, 10/1/2021	348	358
Pool# 902789
5.50%, 11/1/2021	25,934	26,992
Pool# 906708
5.00%, 12/1/2021	23,066	23,617
Pool# 901509
5.00%, 12/1/2021	1,993	2,029
Pool# 928106
5.50%, 2/1/2022	33,652	35,246
Pool# 914385
5.50%, 3/1/2022	756	777
Pool# 913323
5.50%, 4/1/2022	1,516	1,563
Pool# 899438
5.50%, 6/1/2022	33,545	34,663
Pool# AA2549
4.00%, 4/1/2024	168,347	174,743
Pool# 934863
4.00%, 6/1/2024	302,682	314,211

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AC1374
4.00%, 8/1/2024	$190,749	$198,286
Pool# AC1529
4.50%, 9/1/2024	528,781	557,275
Pool# AD0244
4.50%, 10/1/2024	70,287	74,168
Pool# AD4089
4.50%, 5/1/2025	437,271	461,265
Pool# 890216
4.50%, 7/1/2025	124,278	131,022
Pool# AB1609
4.00%, 10/1/2025	293,871	306,149
Pool# AH1361
3.50%, 12/1/2025	277,290	286,991
Pool# AH1518
3.50%, 12/1/2025	149,824	154,688
Pool# AH5616
3.50%, 2/1/2026	781,894	807,277
Pool# AL0298
4.00%, 5/1/2026	603,443	631,578
Pool# AB4277
3.00%, 1/1/2027	899,285	918,467
Pool# AL1391
3.50%, 1/1/2027	15,996	16,520
Pool# AP4746
3.00%, 8/1/2027	243,658	248,858
Pool# AP7855
3.00%, 9/1/2027	1,208,034	1,233,905
Pool# AP4640
3.00%, 9/1/2027	123,971	126,616
Pool# AQ5096
3.00%, 11/1/2027	331,004	338,069
Pool# AB6887
3.00%, 11/1/2027	255,130	260,565
Pool# AQ4532
3.00%, 11/1/2027	164,115	167,628
Pool# AQ3758
3.00%, 11/1/2027	129,314	132,074
Pool# AB6886
3.00%, 11/1/2027	127,570	130,293
Pool# AQ7406
3.00%, 11/1/2027	126,410	129,118
Pool# AQ2884
3.00%, 12/1/2027	115,582	117,884
Pool# AS0487
2.50%, 9/1/2028	570,686	573,366
Pool# 930998
4.50%, 4/1/2029	63,722	67,889
Pool# AL8077
3.50%, 12/1/2029	41,278	42,639
Pool# AS4874
3.00%, 4/1/2030	754,456	770,096
Pool# AS5412
2.50%, 7/1/2030	305,606	306,195
Pool# AS5420
3.00%, 7/1/2030	626,660	639,658
Pool# AL7152
3.50%, 7/1/2030	839,355	870,435
Pool# AS5702
2.50%, 8/1/2030	1,192,544	1,194,844

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AZ4898
2.50%, 8/1/2030	$820,677	$822,258
Pool# AY8448
3.00%, 8/1/2030	2,154,973	2,199,608
Pool# AZ2953
3.00%, 9/1/2030	2,143,982	2,188,460
Pool# AZ5718
3.00%, 9/1/2030	1,983,392	2,024,454
Pool# AS6060
3.00%, 10/1/2030	1,687,785	1,722,792
Pool# AZ9234
3.50%, 10/1/2030	128,121	132,310
Pool# BA2993
3.00%, 11/1/2030	427,682	435,849
Pool# AS6174
3.50%, 11/1/2030	61,451	63,457
Pool# AS6272
2.50%, 12/1/2030	436,292	435,825
Pool# AS6295
3.00%, 12/1/2030	655,051	667,559
Pool# BA3545
3.00%, 12/1/2030	339,657	346,143
Pool# AH1515
4.00%, 12/1/2030	596,804	628,546
Pool# AD0716
6.50%, 12/1/2030	1,766,494	1,992,651
Pool# BA6532
2.50%, 1/1/2031	354,629	354,250
Pool# AB2121
4.00%, 1/1/2031	86,543	91,143
Pool# MA0641
4.00%, 2/1/2031	436,746	459,943
Pool# 560868
7.50%, 2/1/2031	746	758
Pool# AS6799
3.00%, 3/1/2031	591,197	602,486
Pool# BC4410
3.50%, 3/1/2031	55,891	57,790
Pool# AS6919
3.50%, 3/1/2031	45,809	47,364
Pool# BC0320
3.50%, 3/1/2031	30,249	31,335
Pool# AL8561
3.50%, 6/1/2031	320,012	332,509
Pool# AS8038
2.50%, 10/1/2031	1,106,589	1,105,406
Pool# AS8612
3.00%, 10/1/2031	488,713	498,045
Pool# 607212
7.50%, 10/1/2031	3,969	4,048
Pool# MA0895
3.50%, 11/1/2031	469,724	488,444
Pool# 607632
6.50%, 11/1/2031	129	143
Pool# AS8609
3.00%, 1/1/2032	391,873	399,356
Pool# MA2871
3.00%, 1/1/2032	107,759	109,816
Pool# AL9585
3.50%, 1/1/2032	147,269	153,248

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# BM1036
2.50%, 2/1/2032	$2,857,034	$2,854,574
Pool# AS8767
3.00%, 2/1/2032	38,755	39,525
Pool# AL9899
3.00%, 3/1/2032	57,763	58,910
Pool# MA1029
3.50%, 4/1/2032	375,967	391,214
Pool# 545556
7.00%, 4/1/2032	6,029	6,879
Pool# AO2565
3.50%, 5/1/2032	141,327	146,752
Pool# AS9695
3.50%, 5/1/2032	77,210	80,296
Pool# 545605
7.00%, 5/1/2032	8,027	9,260
Pool# AO5103
3.50%, 6/1/2032	334,836	348,420
Pool# 890786
3.50%, 6/1/2032	55,613	58,016
Pool# MA1107
3.50%, 7/1/2032	50,782	52,839
Pool# 651361
7.00%, 7/1/2032	1,319	1,349
Pool# AP1990
3.50%, 8/1/2032	170,324	177,035
Pool# AP1997
3.50%, 8/1/2032	104,904	109,157
Pool# BH5355
3.50%, 8/1/2032	25,508	26,461
Pool# AO7202
3.50%, 9/1/2032	392,947	408,882
Pool# MA1166
3.50%, 9/1/2032	295,666	307,659
Pool# AP3673
3.50%, 10/1/2032	316,056	328,874
Pool# BH9391
3.50%, 10/1/2032	30,212	31,342
Pool# MA3188
3.00%, 11/1/2032	430,212	438,427
Pool# AB6962
3.50%, 11/1/2032	477,844	497,229
Pool# AQ3343
3.50%, 11/1/2032	262,387	273,031
Pool# MA3247
3.00%, 1/1/2033	308,853	314,751
Pool# 555346
5.50%, 4/1/2033	76,397	85,109
Pool# 713560
5.50%, 4/1/2033	10,946	12,049
Pool# 694846
6.50%, 4/1/2033	13,465	14,925
Pool# 701261
7.00%, 4/1/2033	602	639
Pool# AB9402
3.00%, 5/1/2033	443,517	453,583
Pool# AB9403
3.00%, 5/1/2033	196,592	201,054
Pool# AB9300
3.00%, 5/1/2033	158,583	162,183

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 555421
5.00%, 5/1/2033	$1,833,866	$1,994,955
Pool# 720087
5.50%, 7/1/2033	365,093	405,030
Pool# 728721
5.50%, 7/1/2033	55,861	61,949
Pool# 555684
5.50%, 7/1/2033	15,519	17,213
Pool# MA1527
3.00%, 8/1/2033	1,780,947	1,821,349
Pool# 743235
5.50%, 10/1/2033	27,263	30,222
Pool# 750229
6.50%, 10/1/2033	32,886	36,452
Pool# 755872
5.50%, 12/1/2033	327,956	362,776
Pool# 725221
5.50%, 1/1/2034	7,768	8,620
Pool# 725223
5.50%, 3/1/2034	848	940
Pool# 725228
6.00%, 3/1/2034	700,155	795,629
Pool# 725425
5.50%, 4/1/2034	435,243	482,911
Pool# 725423
5.50%, 5/1/2034	42,861	47,563
Pool# 725594
5.50%, 7/1/2034	181,784	201,716
Pool# 788027
6.50%, 9/1/2034	25,620	28,399
Pool# 807310
7.00%, 11/1/2034	2,321	2,566
Pool# 735141
5.50%, 1/1/2035	564,841	626,580
Pool# 889852
5.50%, 5/1/2035	16,266	18,044
Pool# 256023
6.00%, 12/1/2035	570,383	646,834
Pool# 745418
5.50%, 4/1/2036	91,418	101,358
Pool# 745516
5.50%, 5/1/2036	51,557	57,112
Pool# 889745
5.50%, 6/1/2036	9,183	10,187
Pool# 995065
5.50%, 9/1/2036	329,705	364,729
Pool# 888635
5.50%, 9/1/2036	203,704	226,047
Pool# 995024
5.50%, 8/1/2037	119,097	132,122
Pool# 995050
6.00%, 9/1/2037	1,120,071	1,267,604
Pool# 955194
7.00%, 11/1/2037	120,785	134,671
Pool# 928940
7.00%, 12/1/2037	65,064	69,527
Pool# 990810
7.00%, 10/1/2038	123,541	136,460
Pool# AC9890
3.44%, 4/1/2040 (a)	1,422,209	1,482,454

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AC9895
3.44%, 4/1/2040 (a)	$790,740	$825,306
Pool# AD8536
5.00%, 8/1/2040	423,434	456,868
Pool# AB1735
3.50%, 11/1/2040	8,749	8,988
Pool# AE9747
4.50%, 12/1/2040	1,211,435	1,298,996
Pool# AB2067
3.50%, 1/1/2041	486,921	503,164
Pool# 932888
3.50%, 1/1/2041	317,839	329,607
Pool# AB2068
3.50%, 1/1/2041	284,659	293,930
Pool# 932891
3.50%, 1/1/2041	56,933	58,969
Pool# AL3650
5.00%, 2/1/2041	33,011	35,620
Pool# AL6521
5.00%, 4/1/2041	1,996,774	2,180,411
Pool# AL0390
5.00%, 5/1/2041	810,746	875,148
Pool# AL5863
4.50%, 6/1/2041	4,083,754	4,366,336
Pool# AJ1249
3.29%, 9/1/2041 (a)	326,886	340,803
Pool# AI9851
4.50%, 9/1/2041	65,841	70,523
Pool# AL0761
5.00%, 9/1/2041	234,007	252,778
Pool# AJ5431
4.50%, 10/1/2041	112,075	119,788
Pool# AJ4861
4.00%, 12/1/2041	260,073	273,143
Pool# AX5316
4.50%, 1/1/2042	125,881	134,928
Pool# AL2499
4.50%, 1/1/2042	59,226	63,541
Pool# AK0714
3.44%, 2/1/2042 (a)	83,615	87,299
Pool# AW8167
3.50%, 2/1/2042	1,690,319	1,745,334
Pool# AB5185
3.50%, 5/1/2042	667,706	689,347
Pool# AO3575
4.50%, 5/1/2042	63,078	67,163
Pool# AO4647
3.50%, 6/1/2042	1,242,942	1,283,234
Pool# AO8036
4.50%, 7/1/2042	1,101,764	1,179,244
Pool# AP2092
4.50%, 8/1/2042	33,852	36,044
Pool# AP6579
3.50%, 9/1/2042	1,158,328	1,196,033
Pool# AL2782
4.50%, 9/1/2042	232,662	249,034
Pool# AB6524
3.50%, 10/1/2042	1,961,796	2,025,181
Pool# AB7074
3.00%, 11/1/2042	1,193,232	1,199,674

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AL2677
3.50%, 11/1/2042	$1,129,502	$1,166,320
Pool# AB6786
3.50%, 11/1/2042	826,732	853,360
Pool# MA1273
3.50%, 12/1/2042	621,527	642,381
Pool# AR4210
3.50%, 1/1/2043	299,231	308,817
Pool# AT4982
1.86%, 4/1/2043 (a)	54,750	56,373
Pool# AR8213
3.50%, 4/1/2043	326,051	336,681
Pool# AB9238
3.00%, 5/1/2043	1,449,056	1,457,463
Pool# AB9237
3.00%, 5/1/2043	1,044,344	1,050,969
Pool# AB9236
3.00%, 5/1/2043	328,845	331,198
Pool# AB9362
3.50%, 5/1/2043	1,599,987	1,652,767
Pool# AT4250
2.05%, 6/1/2043 (a)	133,075	133,899
Pool# AT4145
3.00%, 6/1/2043	407,771	410,137
Pool# AB9814
3.00%, 7/1/2043	1,355,322	1,363,166
Pool# AT6871
3.00%, 7/1/2043	209,744	210,813
Pool# AS0203
3.00%, 8/1/2043	946,162	951,649
Pool# AS0255
4.50%, 8/1/2043	435,891	464,605
Pool# AL4471
4.00%, 9/1/2043	667,595	705,816
Pool# AL6951
3.50%, 10/1/2043	1,014,874	1,047,578
Pool# AS2276
4.50%, 4/1/2044	879,935	937,948
Pool# AW1006
4.00%, 5/1/2044	267,219	283,213
Pool# AL7767
4.50%, 6/1/2044	82,960	88,926
Pool# AS3161
4.00%, 8/1/2044	2,100,845	2,198,968
Pool# BC5090
4.00%, 10/1/2044	268,868	281,522
Pool# AS3946
4.00%, 12/1/2044	2,076,176	2,194,787
Pool# AL9555
4.00%, 2/1/2045	4,450,668	4,672,298
Pool# AX9524
4.00%, 2/1/2045	1,968,969	2,089,693
Pool# AS4418
4.00%, 2/1/2045	1,352,621	1,435,545
Pool# AS4375
4.00%, 2/1/2045	909,043	964,777
Pool# AL6889
4.50%, 2/1/2045	270,688	292,141
Pool# AY1312
3.50%, 3/1/2045	3,554,641	3,671,728

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AX9567
3.50%, 3/1/2045	$166,459	$172,091
Pool# AS4578
4.00%, 3/1/2045	258,977	274,866
Pool# AS4921
3.50%, 5/1/2045	1,862,045	1,921,429
Pool# AS5012
4.00%, 5/1/2045	2,633,522	2,794,879
Pool# AS5312
3.50%, 7/1/2045	359,842	370,912
Pool# AL7207
4.50%, 8/1/2045	335,720	362,326
Pool# AL9634
3.50%, 10/1/2045	244,839	252,768
Pool# BA2164
3.00%, 11/1/2045	274,901	275,060
Pool# AS6311
3.50%, 12/1/2045	4,259,213	4,375,358
Pool# AS6282
3.50%, 12/1/2045	2,746,022	2,833,534
Pool# BC0326
3.50%, 12/1/2045	2,375,719	2,440,503
Pool# AS6527
4.00%, 1/1/2046	631,667	660,807
Pool# BC0178
4.50%, 1/1/2046	18,441	19,697
Pool# BC1158
3.50%, 2/1/2046	176,218	181,023
Pool# BC2667
4.00%, 2/1/2046	98,872	103,425
Pool# BC0605
4.00%, 2/1/2046	68,592	71,750
Pool# AL9781
4.50%, 2/1/2046	694,046	743,594
Pool# BC0300
3.50%, 3/1/2046	2,688,193	2,761,498
Pool# AS6833
3.50%, 3/1/2046	67,193	69,026
Pool# AS6795
4.00%, 3/1/2046	556,142	581,841
Pool# BA6972
4.00%, 3/1/2046	136,155	142,421
Pool# BC0311
4.50%, 3/1/2046	19,080	20,381
Pool# BC0823
3.50%, 4/1/2046	503,144	516,864
Pool# BA7692
3.50%, 4/1/2046	25,123	25,932
Pool# AS7026
4.00%, 4/1/2046	418,099	437,421
Pool# AS7171
3.50%, 5/1/2046	197,018	202,391
Pool# AS7251
4.00%, 5/1/2046	57,249	59,888
Pool# AS7387
3.50%, 6/1/2046	559,440	574,695
Pool# AS7593
3.50%, 7/1/2046	1,871,621	1,928,271
Pool# AS7594
3.50%, 7/1/2046	1,740,285	1,792,959

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AS7545
3.50%, 7/1/2046	$721,364	$741,035
Pool# AS7490
3.50%, 7/1/2046	227,610	234,896
Pool# BC1452
4.00%, 7/1/2046	3,098,865	3,243,178
Pool# BD5180
4.50%, 7/1/2046	24,010	25,661
Pool# BD4890
3.50%, 8/1/2046	2,603,047	2,674,030
Pool# BC9501
3.50%, 8/1/2046	56,075	57,604
Pool# AS7648
4.00%, 8/1/2046	425,459	445,126
Pool# AS7760
4.00%, 8/1/2046	379,008	398,991
Pool# AS7795
4.00%, 8/1/2046	255,602	267,417
Pool# BD3911
4.00%, 8/1/2046	51,786	54,177
Pool# BD3923
4.00%, 8/1/2046	28,579	29,896
Pool# AS7770
4.50%, 8/1/2046	151,143	161,582
Pool# BD5232
4.50%, 8/1/2046	42,177	45,436
Pool# AL8947
3.50%, 9/1/2046	402,038	414,712
Pool# BD4944
3.50%, 9/1/2046	120,305	123,586
Pool# AL9263
3.00%, 10/1/2046	377,783	378,668
Pool# AS8125
3.50%, 10/1/2046	139,096	143,309
Pool# BC4766
4.50%, 10/1/2046	114,664	122,090
Pool# AS8154
4.50%, 10/1/2046	79,300	84,715
Pool# AS8369
3.50%, 11/1/2046	1,385,880	1,427,876
Pool# BE5067
3.50%, 11/1/2046	1,088,695	1,118,383
Pool# BE0065
3.50%, 11/1/2046	34,549	35,579
Pool# BE5038
4.00%, 11/1/2046	24,941	26,538
Pool# MA2833
3.00%, 12/1/2046	5,778,402	5,781,340
Pool# AS8488
3.00%, 12/1/2046	501,989	503,661
Pool# BM1121
3.50%, 12/1/2046	1,255,433	1,296,959
Pool# BE4224
3.50%, 12/1/2046	46,649	47,921
Pool# AL9697
3.00%, 1/1/2047	1,350,037	1,354,536
Pool# AS8647
3.00%, 1/1/2047	962,423	964,685
Pool# AS8692
3.50%, 1/1/2047	841,673	865,349

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# BE6548
3.50%, 1/1/2047	$193,148	$198,415
Pool# BE7115
4.50%, 1/1/2047	68,822	73,278
Pool# BE6503
4.50%, 1/1/2047	41,279	44,265
Pool# BE5856
4.50%, 1/1/2047	32,286	34,780
Pool# BE8495
4.50%, 2/1/2047	33,407	35,855
Pool# BE7869
4.50%, 2/1/2047	24,504	26,184
Pool# AS8966
4.00%, 3/1/2047	1,363,720	1,427,094
Pool# BE9247
4.50%, 3/1/2047	41,697	44,559
Pool# AS9451
3.50%, 4/1/2047	634,146	651,439
Pool# AS9463
3.50%, 4/1/2047	409,112	422,663
Pool# BD7122
4.00%, 4/1/2047	2,928,723	3,064,972
Pool# AS9454
4.00%, 4/1/2047	962,103	1,006,863
Pool# AS9467
4.00%, 4/1/2047	862,723	912,355
Pool# BE9590
3.50%, 5/1/2047	2,615,517	2,686,840
Pool# AS9577
3.50%, 5/1/2047	332,265	342,876
Pool# BM1268
4.00%, 5/1/2047	783,729	826,885
Pool# BE3670
3.50%, 6/1/2047	760,747	781,493
Pool# AS9794
3.50%, 6/1/2047	364,481	377,013
Pool# AS9747
4.00%, 6/1/2047	2,199,027	2,324,399
Pool# BE3702
4.00%, 6/1/2047	523,210	547,572
Pool# BM1295
4.50%, 6/1/2047	406,890	433,258
Pool# BE9624
4.50%, 6/1/2047	67,907	72,327
Pool# BE3704
5.00%, 6/1/2047	178,444	192,783
Pool# BM1551
3.50%, 7/1/2047	308,172	318,379
Pool# AS9909
3.50%, 7/1/2047	168,289	173,885
Pool# BM1492
4.00%, 7/1/2047	1,742,178	1,838,549
Pool# AS9973
4.00%, 7/1/2047	223,984	234,439
Pool# MA3058
4.00%, 7/1/2047	71,283	74,606
Pool# MA3087
3.50%, 8/1/2047	1,266,058	1,300,619
Pool# BH7375
3.50%, 8/1/2047	352,872	362,523

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# BM1658
3.50%, 8/1/2047	$290,038	$299,389
Pool# CA0123
4.00%, 8/1/2047	1,131,885	1,197,104
Pool# BH5359
4.00%, 8/1/2047	685,127	719,233
Pool# CA0084
4.50%, 8/1/2047	276,982	295,027
Pool# CA0265
4.00%, 9/1/2047	211,095	220,959
Pool# MA3121
4.00%, 9/1/2047	171,206	179,206
Pool# CA0349
5.00%, 9/1/2047	85,519	92,391
Pool# CA0487
3.50%, 10/1/2047	2,769,187	2,844,925
Pool# CA0493
4.00%, 10/1/2047	1,480,557	1,549,819
Pool# CA0549
4.00%, 10/1/2047	1,141,820	1,195,235
Pool# BH4092
4.50%, 10/1/2047	967,591	1,030,679
Pool# MA3150
4.50%, 10/1/2047	93,767	99,880
Pool# CA0562
5.00%, 10/1/2047	88,101	95,180
Pool# MA3182
3.50%, 11/1/2047	3,244,483	3,333,219
Pool# MA3183
4.00%, 11/1/2047	3,122,551	3,268,628
Pool# BM3191
4.00%, 11/1/2047	476,861	499,046
Pool# MA3184
4.50%, 11/1/2047	443,834	472,773
Pool# BJ2492
3.50%, 12/1/2047	897,107	921,644
Pool# MA3211
4.00%, 12/1/2047	3,017,122	3,161,035
Pool# MA3212
4.50%, 12/1/2047	248,401	264,749
FNMA
Pool# BM1888
2.50%, 10/1/2031	250,002	251,146
Pool# BJ1699
4.00%, 12/1/2047	542,353	571,492
FNMA TBA
5.00%, 12/25/2020	35,000	35,579
4.50%, 12/25/2022	665,000	674,546
3.50%, 10/25/2027	1,151,000	1,188,024
3.00%, 2/25/2029	4,688,663	4,775,660
2.50%, 4/25/2029	15,545,000	15,520,711
4.00%, 1/25/2032	1,428,000	1,468,579
5.50%, 8/25/2034	950,000	1,040,950
5.00%, 4/25/2037	816,000	877,025
4.50%, 4/25/2041	2,972,000	3,161,929
2.50%, 9/25/2043	2,155,000	2,079,664
4.00%, 9/25/2043	2,781,750	2,908,984
3.00%, 5/25/2044	44,578,000	44,578,002
3.50%, 1/25/2047	19,517,000	20,038,471

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool
Pool# 279461
9.00%, 11/15/2019	$231	$234
Pool# 376510
7.00%, 5/15/2024	1,335	1,415
Pool# 457801
7.00%, 8/15/2028	2,912	3,118
Pool# 486936
6.50%, 2/15/2029	1,596	1,822
Pool# 502969
6.00%, 3/15/2029	5,366	5,999
Pool# 487053
7.00%, 3/15/2029	2,539	2,752
Pool# 781014
6.00%, 4/15/2029	4,081	4,612
Pool# 509099
7.00%, 6/15/2029	3,567	3,649
Pool# 470643
7.00%, 7/15/2029	13,983	14,670
Pool# 434505
7.50%, 8/15/2029	104	108
Pool# 416538
7.00%, 10/15/2029	219	219
Pool# 524269
8.00%, 11/15/2029	6,745	6,803
Pool# 781124
7.00%, 12/15/2029	11,451	13,327
Pool# 507396
7.50%, 9/15/2030	47,377	49,285
Pool# 531352
7.50%, 9/15/2030	2,887	2,962
Pool# 536334
7.50%, 10/15/2030	199	203
Pool# 540659
7.00%, 1/15/2031	909	921
Pool# 486019
7.50%, 1/15/2031	2,009	2,223
Pool# 535388
7.50%, 1/15/2031	625	638
Pool# 537406
7.50%, 2/15/2031	419	423
Pool# 528589
6.50%, 3/15/2031	36,704	40,720
Pool# 508473
7.50%, 4/15/2031	5,824	6,392
Pool# 544470
8.00%, 4/15/2031	2,982	3,006
Pool# 781287
7.00%, 5/15/2031	5,456	6,297
Pool# 781319
7.00%, 7/15/2031	1,615	1,904
Pool# 485879
7.00%, 8/15/2031	9,769	10,760
Pool# 572554
6.50%, 9/15/2031	49,582	55,007
Pool# 781328
7.00%, 9/15/2031	5,394	6,324
Pool# 555125
7.00%, 9/15/2031	790	799
Pool# 550991
6.50%, 10/15/2031	1,209	1,342

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 571267
7.00%, 10/15/2031	$1,217	$1,342
Pool# 574837
7.50%, 11/15/2031	2,320	2,372
Pool# 555171
6.50%, 12/15/2031	1,416	1,570
Pool# 781380
7.50%, 12/15/2031	1,631	1,948
Pool# 781481
7.50%, 1/15/2032	8,122	9,664
Pool# 580972
6.50%, 2/15/2032	207	229
Pool# 781401
7.50%, 2/15/2032	4,924	5,908
Pool# 781916
6.50%, 3/15/2032	86,960	98,854
Pool# 552474
7.00%, 3/15/2032	5,332	5,904
Pool# 781478
7.50%, 3/15/2032	3,167	3,785
Pool# 781429
8.00%, 3/15/2032	5,407	6,577
Pool# 781431
7.00%, 4/15/2032	19,796	23,402
Pool# 552616
7.00%, 6/15/2032	44,020	48,484
Pool# 570022
7.00%, 7/15/2032	21,887	24,818
Pool# 595077
6.00%, 10/15/2032	9,851	11,138
Pool# 596657
7.00%, 10/15/2032	4,644	4,760
Pool# 552903
6.50%, 11/15/2032	137,255	152,272
Pool# 552952
6.00%, 12/15/2032	8,262	9,242
Pool# 602102
6.00%, 2/15/2033	16,636	18,599
Pool# 588192
6.00%, 2/15/2033	8,237	9,250
Pool# 553144
5.50%, 4/15/2033	34,435	38,251
Pool# 604243
6.00%, 4/15/2033	14,474	16,323
Pool# 611526
6.00%, 5/15/2033	9,405	10,515
Pool# 553320
6.00%, 6/15/2033	37,177	42,042
Pool# 573916
6.00%, 11/15/2033	37,391	41,803
Pool# 604788
6.50%, 11/15/2033	86,061	95,478
Pool# 781688
6.00%, 12/15/2033	49,592	56,027
Pool# 604875
6.00%, 12/15/2033	39,533	44,636
Pool# 781690
6.00%, 12/15/2033	19,821	22,851
Pool# 781699
7.00%, 12/15/2033	8,808	10,018

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 621856
6.00%, 1/15/2034	$36,725	$41,059
Pool# 564799
6.00%, 3/15/2034	79,869	91,179
Pool# 630038
6.50%, 8/15/2034	71,139	78,923
Pool# 781804
6.00%, 9/15/2034	57,104	64,486
Pool# 781847
6.00%, 12/15/2034	42,757	48,295
Pool# 486921
5.50%, 2/15/2035	14,279	15,852
Pool# 781902
6.00%, 2/15/2035	44,434	49,765
Pool# 781933
6.00%, 6/15/2035	6,662	7,529
Pool# 649513
5.50%, 10/15/2035	379,446	419,401
Pool# 649510
5.50%, 10/15/2035	202,165	224,524
Pool# 652207
5.50%, 3/15/2036	47,468	52,062
Pool# 655519
5.00%, 5/15/2036	53,168	57,199
Pool# 652539
5.00%, 5/15/2036	23,423	25,636
Pool# 606308
5.50%, 5/15/2036	34,318	38,410
Pool# 606314
5.50%, 5/15/2036	7,802	8,557
Pool# 657912
6.50%, 8/15/2036	7,249	8,042
Pool# 697957
4.50%, 3/15/2039	1,642,015	1,734,477
Pool# 704630
5.50%, 7/15/2039	77,192	84,862
Pool# 710724
4.50%, 8/15/2039	663,337	699,915
Pool# 722292
5.00%, 9/15/2039	1,164,305	1,257,773
Pool# 782803
6.00%, 11/15/2039	515,939	576,831
Pool# 736666
4.50%, 4/15/2040	1,353,965	1,430,884
Pool# 733312
4.00%, 9/15/2040	85,159	90,097
Pool# 742235
4.00%, 12/15/2040	289,766	303,999
Pool# 755958
4.00%, 1/15/2041	240,605	252,424
Pool# 759075
4.00%, 1/15/2041	221,814	234,879
Pool# 742244
4.00%, 1/15/2041	219,339	232,200
Pool# 755959
4.00%, 1/15/2041	211,463	224,870
Pool# 753826
4.00%, 1/15/2041	86,739	91,828
Pool# 690662
4.00%, 1/15/2041	79,311	83,971

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 719486
4.00%, 1/15/2041	$37,173	$38,874
Pool# 759207
4.00%, 2/15/2041	406,322	430,499
Pool# 757555
4.00%, 2/15/2041	45,685	48,370
Pool# 757557
4.00%, 2/15/2041	44,590	46,620
Pool# 738107
4.00%, 3/15/2041	650,619	683,323
Pool# 778869
4.00%, 2/15/2042	371,314	390,020
Pool# AD8789
3.50%, 3/15/2043	927,744	965,592
Pool# AD2254
3.50%, 3/15/2043	172,723	179,217
Pool# AA6403
3.00%, 5/15/2043	1,390,734	1,411,456
Pool# AD2411
3.50%, 5/15/2043	722,376	749,594
GNMA II Pool
Pool# 3851
5.50%, 5/20/2036	626,654	688,156
Pool# 4245
6.00%, 9/20/2038	256,867	286,880
Pool# 4559
5.00%, 10/20/2039	661,055	720,257
Pool# 4715
5.00%, 6/20/2040	167,606	183,864
Pool# 4747
5.00%, 7/20/2040	1,991,876	2,165,377
Pool# 4771
4.50%, 8/20/2040	1,753,100	1,859,331
Pool# 4802
5.00%, 9/20/2040	1,214,649	1,331,398
Pool# 4834
4.50%, 10/20/2040	415,511	440,699
Pool# 737727
4.00%, 12/20/2040	2,092,162	2,211,284
Pool# 737730
4.00%, 12/20/2040	642,715	679,354
Pool# 4923
4.50%, 1/20/2041	632,694	671,111
Pool# 4978
4.50%, 3/20/2041	95,992	101,813
Pool# 5017
4.50%, 4/20/2041	1,050,786	1,114,465
Pool# 5056
5.00%, 5/20/2041	314,747	342,220
Pool# 5082
4.50%, 6/20/2041	390,674	414,027
Pool# 5175
4.50%, 9/20/2041	420,445	445,283
Pool# 675523
3.50%, 3/20/2042	410,076	425,387
Pool# 5332
4.00%, 3/20/2042	433,802	456,621
Pool# MA0392
3.50%, 9/20/2042	2,076,326	2,158,018

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# MA0534
3.50%, 11/20/2042	$2,993,204	$3,110,972
Pool# MA0852
3.50%, 3/20/2043	1,543,142	1,603,860
Pool# MA0934
3.50%, 4/20/2043	1,429,808	1,486,068
Pool# AF1001
3.50%, 6/20/2043	1,000,259	1,039,004
Pool# MA1376
4.00%, 10/20/2043	776,610	818,181
Pool# MA2824
2.50%, 5/20/2045	1,085,165	1,063,105
Pool# AM4381
3.50%, 5/20/2045	1,303,003	1,348,108
Pool# MA2891
3.00%, 6/20/2045	5,046,039	5,097,053
Pool# AO1103
3.50%, 9/20/2045	2,032,017	2,106,725
Pool# AO1099
3.50%, 9/20/2045	847,220	878,248
Pool# MA3173
3.50%, 10/20/2045	573,569	593,847
Pool# MA3243
3.00%, 11/20/2045	1,417,003	1,431,237
Pool# MA3309
3.00%, 12/20/2045	2,515,770	2,541,041
Pool# MA3876
4.50%, 8/20/2046	235,790	248,730
Pool# MA3939
4.50%, 9/20/2046	37,004	38,949
Pool# MA4004
3.50%, 10/20/2046	1,744,901	1,805,606
Pool# MA4006
4.50%, 10/20/2046	737,154	778,637
Pool# MA4070
4.00%, 11/20/2046	158,571	165,472
Pool# MA4071
4.50%, 11/20/2046	53,570	56,296
Pool# MA4126
3.00%, 12/20/2046	4,595,799	4,641,965
Pool# MA4262
3.50%, 2/20/2047	7,011,950	7,255,895
Pool# MA4382
3.50%, 4/20/2047	1,678,497	1,736,891
Pool# AZ1974
3.50%, 4/20/2047	635,474	659,342
Pool# MA4511
4.00%, 6/20/2047	2,170,191	2,264,479
Pool# MA4586
3.50%, 7/20/2047	5,745,064	5,944,934
Pool# MA4587
4.00%, 7/20/2047	4,910,466	5,123,694
Pool# BC1888
3.50%, 8/20/2047	1,065,074	1,105,130
Pool# MA4652
3.50%, 8/20/2047	863,562	893,605
Pool# MA4654
4.50%, 8/20/2047	692,046	730,142
Pool# MA4720
4.00%, 9/20/2047	1,409,939	1,475,308

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# MA4721
4.50%, 9/20/2047	$70,395	$74,393
Pool# MA4778
3.50%, 10/20/2047	14,293,103	14,790,358
Pool# 784408
3.50%, 10/20/2047	357,076	370,128
Pool# MA4780
4.50%, 10/20/2047	99,327	105,030
Pool# MA4838
4.00%, 11/20/2047	8,481,060	8,886,552
Pool# MA4900
3.50%, 12/20/2047	1,155,000	1,195,182
GNMA TBA
4.50%, 9/15/2039	575,000	604,918
4.00%, 6/15/2041	1,000,000	1,043,744
4.50%, 10/20/2041	824,000	864,299
3.50%, 4/15/2042	2,100,000	2,171,338
3.00%, 11/15/2042	2,850,000	2,871,851
4.00%, 6/20/2044	8,886,000	9,262,961
3.50%, 12/20/2044	18,851,000	19,487,221
3.00%, 2/20/2045	36,101,000	36,428,165
2.50%, 8/20/2045	675,000	659,127

Total Mortgage-Backed Securities (cost $673,020,821)		672,674,758

Municipal Bonds 0.8%
California 0.3%
Alameda County Joint Powers Authority, RB, Series A, 7.05%, 12/1/2044	100,000	150,661
Bay Area Toll Authority, RB, Series F-2, 6.26%, 4/1/2049	250,000	369,330
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 6.00%, 11/1/2040	100,000	128,382
Los Angeles Community College District, GO, 6.75%, 8/1/2049	300,000	465,651
Los Angeles County Public Works Financing Authority, RB, Series B, 7.62%, 8/1/2040	75,000	116,504
Los Angeles Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	200,000	301,004
Los Angeles Unified School District, GO, Series RY, 6.76%, 7/1/2034	420,000	580,070
San Diego County Water Authority, RB, Series B, 6.14%, 5/1/2049	100,000	141,271
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 4/1/2032	200,000	242,360
State of California, GO
7.55%, 4/1/2039	1,810,000	2,848,234
7.63%, 3/1/2040	425,000	664,891
University of California, RB
Series F, 5.95%, 5/15/2045	300,000	392,907
Series H, 6.55%, 5/15/2048	150,000	212,668
Series F, 6.58%, 5/15/2049	200,000	281,346
Series AQ, 4.77%, 5/15/2115	150,000	164,009

		7,059,288

Municipal Bonds (continued)

	Principal Amount	Value

Connecticut 0.0%†
State of Connecticut, GO, Series A, 5.85%, 3/15/2032	$500,000	$601,330

Georgia 0.1%
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 4/1/2057	500,000	629,800

Illinois 0.1%
Chicago Transit Authority, RB, Series A, 6.90%, 12/1/2040	300,000	406,767
State of Illinois, GO
5.88%, 3/1/2019	200,000	206,232
4.95%, 6/1/2023	160,000	166,967
5.10%, 6/1/2033	1,445,000	1,442,601

		2,222,567

Massachusetts 0.0%†
Commonwealth of Massachusetts, GO, Series E, 4.20%, 12/1/2021	500,000	524,310

New Jersey 0.1%
New Jersey Economic Development Authority, RB, AGM Insured, Series B, 0.00%, 2/15/2020 (g)	650,000	611,072
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 2/15/2029	125,000	156,332
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 1/1/2040	790,000	1,219,381
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 5/1/2040	250,000	307,030

		2,293,815

New York 0.1%
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/2039	460,000	711,799
New York City Municipal Water Finance Authority, RB, Series AA, 5.44%, 6/15/2043	300,000	394,734
New York City Transitional Finance Authority, RB, Series B, 5.57%, 11/1/2038	500,000	633,210
New York State Dormitory Authority, State Personal Income Tax Revenue, Series F, 5.63%, 3/15/2039	250,000	312,238
Port Authority of New York & New Jersey, RB, 6.04%, 12/1/2029	620,000	789,886

		2,841,867

Ohio 0.0%†
American Municipal Power Inc., RB, Series E, 6.27%, 2/15/2050	165,000	215,871
JobsOhio Beverage System, RB, Series B, 4.53%, 1/1/2035	100,000	111,934
Ohio State University (The), RB, Series C, 4.91%, 6/1/2040	150,000	181,715

		509,520

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

South Carolina 0.0%†
South Carolina State Public Service Authority, RB, Series C, 6.45%, 1/1/2050	$100,000	$135,728

Texas 0.1%
Dallas Area Rapid Transit, RB, Series B, 6.00%, 12/1/2044	200,000	275,968
State of Texas, GO, Series A, 4.63%, 4/1/2033	350,000	397,530
Texas Transportation Commission, RB, Series B, 5.18%, 4/1/2030	150,000	180,216
University of Texas System, RB
Series A, 5.26%, 7/1/2039	260,000	334,669
Series C, 4.79%, 8/15/2046	200,000	240,190

		1,428,573

Washington 0.0%†
State of Washington Motor Vehicle Fuel Tax, GO, Series F, 5.14%, 8/1/2040	200,000	252,450

Total Municipal Bonds (cost $15,152,325)		18,499,248

Supranational 1.2%
Asian Development Bank
1.38%, 1/15/2019	1,000,000	994,319
1.75%, 1/10/2020 (c)	2,000,000	1,989,083
1.63%, 8/26/2020	500,000	493,894
1.88%, 2/18/2022	500,000	492,056
Corp. Andina de Fomento, 4.38%, 06/15/2022	350,000	372,887
European Bank for Reconstruction & Development, 1.63%, 05/05/2020	2,000,000	1,977,406
European Investment Bank
1.88%, 3/15/2019	1,000,000	998,823
1.13%, 8/15/2019	1,500,000	1,479,057
1.38%, 6/15/2020	500,000	491,546
1.63%, 8/14/2020	500,000	493,768
4.00%, 2/16/2021	500,000	527,104
2.00%, 3/15/2021	1,000,000	993,365
1.38%, 9/15/2021 (c)	2,000,000	1,933,162
2.25%, 3/15/2022	500,000	497,943
2.38%, 5/24/2027	2,000,000	1,963,786
Inter-American Development Bank
1.75%, 10/15/2019	1,000,000	995,384
1.38%, 7/15/2020	750,000	737,361
2.13%, 11/9/2020	750,000	750,634
1.88%, 3/15/2021	500,000	495,447
1.75%, 4/14/2022	500,000	489,587
6.80%, 10/15/2025	413,000	523,703
International Bank for Reconstruction & Development
1.25%, 7/26/2019	500,000	494,451
0.88%, 8/15/2019	2,500,000	2,455,840
1.13%, 11/27/2019	1,000,000	983,311
1.38%, 5/24/2021	1,000,000	973,394
2.00%, 1/26/2022	750,000	742,779
1.63%, 2/10/2022	500,000	487,179

Supranational (continued)

	Principal Amount	Value

International Bank for Reconstruction & Development (continued)
7.63%, 1/19/2023	$973,000	$1,211,842
International Finance Corp.
1.63%, 7/16/2020	500,000	494,522
1.13%, 7/20/2021	1,000,000	962,280

Total Supranational (cost $28,630,396)		28,495,913

U.S. Government Agency Securities 1.5%
FHLB
1.88%, 11/29/2021 (c)	3,500,000	3,470,761
2.75%, 12/13/2024	1,000,000	1,016,572
5.50%, 7/15/2036	1,500,000	2,057,232
FHLMC
3.75%, 3/27/2019	1,870,000	1,913,728
1.38%, 5/1/2020 (c)	5,000,000	4,925,245
1.13%, 8/12/2021 (c)	4,169,000	4,024,302
2.38%, 1/13/2022	6,000,000	6,053,946
6.75%, 9/15/2029	557,000	775,224
6.25%, 7/15/2032	1,245,000	1,746,466
FNMA
1.75%, 6/20/2019 (c)	500,000	499,171
1.00%, 8/28/2019 (c)	4,000,000	3,940,996
1.75%, 9/12/2019	2,000,000	1,994,336
1.25%, 8/17/2021	2,000,000	1,938,052
6.25%, 5/15/2029	500,000	668,453
Tennessee Valley Authority, 4.88%, 01/15/2048	500,000	651,091

Total U.S. Government Agency Securities (cost $35,163,950)		35,675,575

U.S. Treasury Obligations 36.8%
U.S. Treasury Bonds
8.13%, 8/15/2019	1,900,000	2,088,070
8.50%, 2/15/2020	2,138,000	2,432,309
8.00%, 11/15/2021	2,210,000	2,692,488
7.63%, 11/15/2022	2,000,000	2,503,984
6.25%, 8/15/2023	6,000,000	7,267,500
6.88%, 8/15/2025	449,000	591,066
6.00%, 2/15/2026	4,042,000	5,124,814
6.75%, 8/15/2026	2,000,000	2,682,969
6.50%, 11/15/2026	3,000,000	3,984,727
6.38%, 8/15/2027 (c)	3,500,000	4,697,109
6.13%, 11/15/2027	4,000,000	5,301,563
5.25%, 2/15/2029	200,000	254,703
5.38%, 2/15/2031 (c)	4,000,000	5,314,844
5.00%, 5/15/2037	305,000	418,196
4.38%, 2/15/2038	3,000,000	3,834,961
4.25%, 5/15/2039	1,500,000	1,895,918
4.50%, 8/15/2039 (c)	1,080,000	1,410,792
4.38%, 11/15/2039 (c)	300,000	386,004
4.63%, 2/15/2040	5,000,000	6,649,023
4.38%, 5/15/2040 (c)	1,600,000	2,063,000
3.88%, 8/15/2040	1,000,000	1,204,844
4.25%, 11/15/2040	1,400,000	1,778,000
4.75%, 2/15/2041	2,600,000	3,529,195
3.75%, 8/15/2041	8,000,000	9,480,312

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Bonds (continued)
3.13%, 11/15/2041	$7,100,000	$7,632,777
3.13%, 2/15/2042 (c)	1,000,000	1,074,961
3.00%, 5/15/2042	1,000,000	1,052,539
2.75%, 8/15/2042	5,500,000	5,538,242
2.75%, 11/15/2042	1,500,000	1,509,492
3.13%, 2/15/2043	4,750,000	5,103,096
2.88%, 5/15/2043	2,000,000	2,056,484
3.63%, 8/15/2043	2,000,000	2,334,219
3.75%, 11/15/2043	5,000,000	5,957,617
3.63%, 2/15/2044	2,500,000	2,922,168
3.38%, 5/15/2044	500,000	561,074
3.13%, 8/15/2044	5,700,000	6,126,387
3.00%, 11/15/2044	7,500,000	7,877,637
2.50%, 2/15/2045	15,800,000	15,062,461
3.00%, 5/15/2045	2,500,000	2,625,488
2.88%, 8/15/2045	6,300,000	6,460,945
3.00%, 11/15/2045	9,100,000	9,556,777
2.50%, 2/15/2046	4,000,000	3,806,406
2.50%, 5/15/2046	2,100,000	1,997,625
2.88%, 11/15/2046 (c)	5,000,000	5,129,102
3.00%, 2/15/2047 (c)	4,000,000	4,206,719
3.00%, 5/15/2047 (c)	5,500,000	5,782,520
2.75%, 8/15/2047 (c)	6,800,000	6,808,500
2.75%, 11/15/2047	1,200,000	1,201,969
U.S. Treasury Notes
1.13%, 1/15/2019	3,200,000	3,176,750
1.50%, 1/31/2019	5,000,000	4,981,641
1.38%, 2/28/2019	3,500,000	3,480,996
1.25%, 3/31/2019 (c)	15,440,000	15,326,009
1.63%, 3/31/2019	7,000,000	6,979,492
1.25%, 4/30/2019	10,000,000	9,920,703
3.13%, 5/15/2019	5,000,000	5,085,547
1.13%, 5/31/2019	2,000,000	1,980,000
1.50%, 5/31/2019 (c)	500,000	497,500
1.25%, 6/30/2019	4,480,000	4,440,275
1.38%, 7/31/2019 (c)	2,000,000	1,984,922
3.63%, 8/15/2019	9,000,000	9,250,312
1.00%, 8/31/2019	9,000,000	8,872,734
1.25%, 8/31/2019 (c)	8,930,000	8,838,956
1.00%, 9/30/2019	10,000,000	9,852,734
1.75%, 9/30/2019 (c)	8,000,000	7,981,875
1.50%, 11/30/2019	10,500,000	10,424,121
1.75%, 11/30/2019	19,000,000	18,952,500
1.13%, 12/31/2019	3,000,000	2,955,586
1.63%, 12/31/2019 (c)	7,620,000	7,580,114
3.63%, 2/15/2020 (c)	7,480,000	7,747,936
1.25%, 2/29/2020	9,700,000	9,567,762
1.38%, 2/29/2020	6,000,000	5,932,266
1.13%, 3/31/2020	5,000,000	4,914,648
1.38%, 3/31/2020	25,000,000	24,707,031
1.38%, 4/30/2020	4,800,000	4,740,563
3.50%, 5/15/2020 (c)	19,400,000	20,109,312
1.88%, 6/30/2020	1,000,000	998,711
1.50%, 7/15/2020	8,000,000	7,914,375
1.63%, 7/31/2020 (c)	5,000,000	4,961,523
2.00%, 7/31/2020	7,000,000	7,011,484
2.63%, 8/15/2020	4,710,000	4,792,241
1.38%, 8/31/2020	5,000,000	4,926,953
2.00%, 9/30/2020 (c)	5,000,000	5,006,836
1.38%, 10/31/2020 (c)	5,000,000	4,919,336

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
1.75%, 10/31/2020 (c)	$6,000,000	$5,966,016
2.63%, 11/15/2020	15,300,000	15,576,117
2.00%, 11/30/2020	1,000,000	1,000,938
1.88%, 12/15/2020	12,000,000	11,965,313
1.75%, 12/31/2020	9,100,000	9,036,727
2.38%, 12/31/2020 (c)	1,000,000	1,011,250
1.38%, 1/31/2021	4,000,000	3,923,750
2.13%, 1/31/2021	5,000,000	5,017,578
3.63%, 2/15/2021	9,000,000	9,438,047
1.25%, 3/31/2021	5,000,000	4,876,563
3.13%, 5/15/2021	6,000,000	6,208,125
1.38%, 5/31/2021	3,000,000	2,932,500
2.25%, 7/31/2021 (c)	8,200,000	8,247,727
2.13%, 8/15/2021 (c)	1,500,000	1,502,168
1.13%, 9/30/2021	5,000,000	4,824,414
2.13%, 9/30/2021	7,000,000	7,004,375
1.25%, 10/31/2021	5,000,000	4,843,750
2.00%, 11/15/2021	6,000,000	5,982,188
1.88%, 11/30/2021 (c)	4,000,000	3,967,500
2.00%, 12/31/2021 (c)	9,500,000	9,451,758
1.50%, 1/31/2022	5,000,000	4,877,148
1.75%, 2/28/2022	3,000,000	2,954,063
1.88%, 2/28/2022	18,000,000	17,805,234
1.75%, 3/31/2022	26,500,000	26,065,234
1.75%, 4/30/2022	7,000,000	6,879,414
1.88%, 4/30/2022 (c)	2,500,000	2,470,117
1.75%, 5/15/2022 (c)	4,000,000	3,935,625
1.75%, 5/31/2022	10,000,000	9,825,781
2.13%, 6/30/2022	6,500,000	6,488,066
2.00%, 7/31/2022	10,500,000	10,420,020
1.88%, 8/31/2022	10,000,000	9,859,375
1.75%, 9/30/2022	22,500,000	22,049,121
1.88%, 10/31/2022	6,000,000	5,912,812
1.63%, 11/15/2022	1,300,000	1,266,891
2.00%, 11/30/2022 (c)	8,500,000	8,422,637
2.13%, 12/31/2022 (c)	5,500,000	5,477,227
1.75%, 1/31/2023	3,600,000	3,519,000
1.50%, 3/31/2023	8,500,000	8,194,531
1.75%, 5/15/2023	7,000,000	6,827,461
1.63%, 5/31/2023	2,000,000	1,937,344
1.38%, 9/30/2023	3,500,000	3,334,023
2.75%, 11/15/2023	5,000,000	5,135,352
2.13%, 11/30/2023 (c)	5,500,000	5,455,098
2.75%, 2/15/2024	2,500,000	2,565,625
2.13%, 3/31/2024	1,000,000	989,805
2.50%, 5/15/2024	7,000,000	7,079,023
2.00%, 5/31/2024	3,800,000	3,729,047
2.38%, 8/15/2024	24,353,000	24,431,006
2.13%, 9/30/2024	4,000,000	3,949,688
2.25%, 11/15/2024	550,000	547,164
2.13%, 11/30/2024	3,800,000	3,750,125
2.00%, 2/15/2025	4,200,000	4,105,664
2.13%, 5/15/2025	8,300,000	8,173,230
2.00%, 8/15/2025	19,000,000	18,522,773
2.25%, 11/15/2025	8,500,000	8,425,293
1.63%, 2/15/2026	8,500,000	8,027,187
1.63%, 5/15/2026	3,000,000	2,825,625
1.50%, 8/15/2026	6,000,000	5,582,344
2.00%, 11/15/2026 (c)	7,000,000	6,774,414
2.25%, 2/15/2027	6,200,000	6,118,625

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
2.38%, 5/15/2027	$10,700,000	$10,669,488
2.25%, 8/15/2027 (c)	2,000,000	1,971,875
2.25%, 11/15/2027	2,700,000	2,661,926

Total U.S. Treasury Obligations (cost $882,472,778)		883,573,645

Short-Term Investment 7.6%

	Shares

Money Market Fund 7.6%
Fidelity Investments Money Market Prime Money Market Portfolio —Institutional Class, 1.45% (h)	182,052,423	182,107,039

Total Short-Term Investment (cost $182,117,367)		182,107,039

Repurchase Agreements 1.2%

	Principal Amount

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $11,811,471, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $12,045,800. (i)(j)	$11,809,608	11,809,608
Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $8,001,245, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $8,160,002. (i)(j)	8,000,000	8,000,000
RBS Securities, Inc. 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $10,002,625, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $10,200,116. (i)(j)	10,000,000	10,000,000

Total Repurchase Agreements (cost $29,809,608)		29,809,608

TBA Sale Commitments (0.0)%†

Principal Amount		Value

Mortgage-Backed Securities (0.0)%†
FHLMC TBA
2.50%, 12/15/2044	$(175,000)	$(168,933)

Total TBA Sale Commitment (cost $(169,169))		(168,933)

Total Investments (cost $2,552,623,069) — 107.6%		$2,581,829,186

Liabilities in excess of other assets — (7.6)%		(183,294,199)

NET ASSETS — 100.0%		$2,398,534,987

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 2(a) for further information. The interest rate shown was the current rate as of December 31, 2017.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2017.

(c)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $190,773,807, which was collateralized by cash used to purchase repurchase agreements with a total value of $29,809,608 and by $165,385,534 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 9.13%, and maturity dates ranging from 1/11/2018 - 11/15/47, a total value of $195,195,142.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.

(e)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $16,861,716 which represents 0.70% of net assets.

(f)	Investment in affiliate.

(g)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(h)	Represents 7-day effective yield as of December 31, 2017.

(i)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $29,809,608.

Statement of Investments (Continued)

December 31, 2017

NVIT Bond Index Fund (Continued)

(j)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.
†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

AGM	Assured Guaranty Municipal Corp.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2017

NVIT Bond Index Fund
Assets:
Investment securities of affiliated issuers, at value (cost $65,027)	$117,600
Investment securities of unaffiliated issuers, at value* (cost $2,522,917,603)	2,552,070,911
Repurchase agreements, at value (cost $29,809,608)	29,809,608
Cash	67,652,645
Interest and dividends receivable	13,937,894
Security lending income receivable	14,026
Receivable for investments sold	47,885,791
Receivable for capital shares issued	100,131
Prepaid expenses	3,602

Total Assets	2,711,592,208

Liabilities:
Payable for investments purchased	279,744,222
Payable for capital shares redeemed	2,783,584
TBA Sale Commitments (proceeds $169,169)	168,933
Payable upon return of securities loaned (Note 2)	29,809,608
Accrued expenses and other payables:
Investment advisory fees	364,705
Fund administration fees	70,362
Administrative servicing fees	30,536
Accounting and transfer agent fees	9,762
Trustee fees	375
Custodian fees	13,250
Compliance program costs (Note 3)	2,313
Professional fees	39,181
Printing fees	9,669
Other	10,721

Total Liabilities	313,057,221

Net Assets	$2,398,534,987

Represented by:
Capital	$2,363,463,749
Accumulated undistributed net investment income	4,763,866
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	1,101,255
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	52,573
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	29,153,308
Net unrealized appreciation/(depreciation) from TBA Sale Commitment	236

Net Assets	$2,398,534,987

Net Assets:
Class I Shares	$252,173,721
Class Y Shares	2,146,361,266

Total	$2,398,534,987

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Bond Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	24,214,193
Class Y Shares	205,767,448

Total	229,981,641

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.41
Class Y Shares	$10.43

*	Includes value of securities on loan of $190,773,807 (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended December 31, 2017

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$56,196,651
Dividend income from unaffiliated issuers	1,479,800
Income from securities lending (Note 2)	217,612
Interest income from affiliated issuers	7,088

Total Income	57,901,151

EXPENSES:
Investment advisory fees	4,180,968
Fund administration fees	655,137
Administrative servicing fees Class I Shares	297,967
Professional fees	124,966
Printing fees	13,824
Trustee fees	69,890
Custodian fees	85,990
Accounting and transfer agent fees	59,136
Compliance program costs (Note 3)	9,340
Other	42,931

Total Expenses	5,540,149

NET INVESTMENT INCOME	52,361,002

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of unaffiliated issuers	4,423,085
Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	8,479
Investment securities of unaffiliated issuers	17,647,562
TBA Sale Commitments	379

Net change in unrealized appreciation/depreciation	17,656,420

Net realized/unrealized gains	22,079,505

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$74,440,507

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	NVIT Bond Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$52,361,002	$49,829,006
Net realized gains	4,423,085	8,261,490
Net change in unrealized appreciation/depreciation	17,656,420	(1,358,406)

Change in net assets resulting from operations	74,440,507	56,732,090

Distributions to Shareholders From:
Net investment income:
Class I	(5,622,788)	(3,841,058)
Class Y	(49,511,025)	(50,567,041)
Net realized gains:
Class I	(332,806)	(323,299)
Class Y	(3,234,323)	(4,422,916)

Change in net assets from shareholder distributions	(58,700,942)	(59,154,314)

Change in net assets from capital transactions	127,566,103	(69,598,492)

Change in net assets	143,305,668	(72,020,716)

Net Assets:
Beginning of year	2,255,229,319	2,327,250,035

End of year	$2,398,534,987	$2,255,229,319

Accumulated undistributed net investment income at end of year	$4,763,866	$4,433,856

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$117,950,818	$77,737,880
Dividends reinvested	5,955,594	4,164,357
Cost of shares redeemed	(36,849,744)	(53,757,357)

Total Class I Shares	87,056,668	28,144,880

Class Y Shares
Proceeds from shares issued	142,874,305	147,885,246
Dividends reinvested	52,745,348	54,989,957
Cost of shares redeemed	(155,110,218)	(300,618,575)

Total Class Y Shares	40,509,435	(97,743,372)

Change in net assets from capital transactions	$127,566,103	$(69,598,492)

Statements of Changes in Net Assets (Continued)

	NVIT Bond Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	11,170,977	7,272,123
Reinvested	569,745	401,192
Redeemed	(3,518,976)	(5,058,769)

Total Class I Shares	8,221,746	2,614,546

Class Y Shares
Issued	13,587,818	13,814,898
Reinvested	5,034,718	5,290,400
Redeemed	(14,687,849)	(28,143,395)

Total Class Y Shares	3,934,687	(9,038,097)

Total change in shares	12,156,433	(6,423,551)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2017	$10.34	0.22	0.11	0.33	(0.24)	(0.02)	(0.26)	$10.41	3.12%		$252,173,721	0.38%	2.13%	0.38%	204.04%
Year Ended December 31, 2016	$10.37	0.22	0.01	0.23	(0.24)	(0.02)	(0.26)	$10.34	2.26%		$165,391,094	0.38%	2.03%	0.38%	167.32%
Year Ended December 31, 2015	$10.69	0.21	(0.20)	0.01	(0.21)	(0.12)	(0.33)	$10.37	0.14%		$138,704,554	0.38%	1.96%	0.38%	283.08%
Period Ended December 31, 2014 (g)	$10.63	0.15	0.18	0.33	(0.27)	–	(0.27)	$10.69	3.07%		$58,120,434	0.37%	2.01%	0.37%	288.75%

Class Y Shares
Year Ended December 31, 2017	$10.35	0.24	0.11	0.35	(0.25)	(0.02)	(0.27)	$10.43	3.33%		$2,146,361,266	0.23%	2.28%	0.23%	204.04%
Year Ended December 31, 2016	$10.38	0.23	0.02	0.25	(0.26)	(0.02)	(0.28)	$10.35	2.40%		$2,089,838,225	0.23%	2.18%	0.23%	167.32%
Year Ended December 31, 2015	$10.69	0.23	(0.20)	0.03	(0.22)	(0.12)	(0.34)	$10.38	0.35%		$2,188,545,481	0.23%	2.11%	0.23%	283.08%
Year Ended December 31, 2014	$10.35	0.24	0.37	0.61	(0.27)	–	(0.27)	$10.69	5.88%		$1,931,010,828	0.23%	2.21%	0.23%	288.75%
Year Ended December 31, 2013	$10.89	0.24	(0.50)	(0.26)	(0.25)	(0.03)	(0.28)	$10.35	(2.38%	)	$2,239,759,235	0.23%	2.22%	0.23%	226.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as a fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair

Notes to Financial Statements (Continued)

December 31, 2017

valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$10,764,484	$—	$10,764,484
Commercial Mortgage-Backed Securities	—	43,776,440	—	43,776,440
Corporate Bonds	—	635,844,741	—	635,844,741
Foreign Government Securities	—	40,776,668	—	40,776,668
Mortgage-Backed Securities	—	672,674,758	—	672,674,758
Municipal Bonds	—	18,499,248	—	18,499,248
Repurchase Agreements	—	29,809,608	—	29,809,608
Short-Term Investment	182,107,039	—	—	182,107,039
Supranational	—	28,495,913	—	28,495,913
U.S. Government Agency Securities	—	35,675,575	—	35,675,575
U.S. Treasury Obligations	—	883,573,645	—	883,573,645
Total Assets	$182,107,039	$2,399,891,080	$—	$2,581,998,119
Liabilities:
Mortgage-Backed Security	$—	$(168,933)	$—	$(168,933)
Total Liabilities	$—	$(168,933)	$—	$(168,933)
Total	$182,107,039	$2,399,722,147	$—	$2,581,829,186

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

Notes to Financial Statements (Continued)

December 31, 2017

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $29,809,608, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (d) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

Notes to Financial Statements (Continued)

December 31, 2017

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$11,809,608	$—	$11,809,608	$(11,809,608)	$—
Nomura Securities International, Inc.	8,000,000	—	8,000,000	(8,000,000)	—
RBS Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$29,809,608	$—	$29,809,608	$(29,809,608)	$—

Notes to Financial Statements (Continued)

December 31, 2017

Amounts designated as — are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated and Unaffiliated Issuers
$—	$3,102,821	$(3,102,821)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e.,

Notes to Financial Statements (Continued)

December 31, 2017

greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.18%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the

Notes to Financial Statements (Continued)

December 31, 2017

Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $655,137 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $9,340.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I.

For the year ended December 31, 2017, the effective rate for administrative service fee was 0.15% for Class I shares, for a total amount of $297,967.

Notes to Financial Statements (Continued)

December 31, 2017

4.  Investment in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Amortization(a)	Change in Unrealized Appreciation/ Depreciation	Market Value December 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Financial Services, Inc.	$105,000	$108,675	$—	$—	$—	$446	$8,479	$117,600	$7,088	$—
(a)	Amortization is included in Dividend/Interest Income.

Amounts designated as “—” are zero or have been rounded to zero.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

Notes to Financial Statements (Continued)

December 31, 2017

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $4,777,198,315 and sales of $4,663,476,706 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2017, the Fund had purchases of $335,584,697 and sales of $274,322,744 of U.S. Government securities (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Notes to Financial Statements (Continued)

December 31, 2017

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be

Notes to Financial Statements (Continued)

December 31, 2017

adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

TBA Commitments

TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

Notes to Financial Statements (Continued)

December 31, 2017

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,134,893	$3,566,049	$58,700,942	$—	$58,700,942
Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$57,979,884	$1,174,430	$59,154,314	$—	$59,154,314

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$6,011,291	$—	$6,011,291	$—	$29,059,947	$35,071,238

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,552,769,239	$47,473,711	$(18,413,764)	$29,059,947

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Bond Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund designates $3,566,049 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

Annual Report

December 31, 2017

NVIT Government Bond Fund

AR-GB 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Government Bond Fund

NVIT Government Bond Fund

For the annual period ended December 31, 2017, the NVIT Government Bond Fund (Class I) returned 2.08% versus 2.42% for its benchmark, the ICE BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of General U.S. Government Funds (consisting of 28 funds as of December 31, 2017) was 2.06% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started out with a continuation of central banks, namely the European Central Bank and the Bank of England, actively purchasing large amounts of corporate bonds as part of their respective quantitative easing programs. In the U.S., the election of Donald Trump led to expectations of market-friendly policies such as reduced regulation, lower taxes and infrastructure spending. While we saw reduced regulation but little in the way of new legislation other than the large tax bill signed late in the year, risk assets performed well in 2017, with stocks making new all-time highs throughout 2017 and credit spreads hitting levels we haven’t seen since before the financial crisis.

The post-election rally continued in early 2017, which led to the lowest implied volatility in the S&P 500® Index since the 1960s. The Federal Reserve increased rates in March 2017, which caused minimal disruptions to financial markets, a flatter yield curve and higher short rates. Increasing geopolitical and economic risks, along with surprisingly low inflation, led to a small de-risking in the financial markets that modestly pushed longer rates down.

As economic expansion slowed, the Fed continued its normalization process, increasing rates again in June 2017, but long-term rates still declined as inflation data was soft. The increase in rates did little to spark the dollar, as it continued to slide. Growth in the global economy started to fuel a rebound in exports, helping to boost business spending.

The latter portion of the year was marked by natural disasters and geopolitical tensions, which did little to slow the upward trend of the financial markets. Economic growth accelerated, but inflation remained weak and a final Fed rate hike in December did little to halt the fall in the dollar.

Ten-year Treasuries began 2017 at 2.45% after a sharp increase in rates following the U.S. presidential election. Rates steadily increased until early March. This was followed by a slow decline until rates reached their lowest point, 2.05%, in early September. Rates then steadily increased and finished the year close to where they began in 2017, at 2.40%.

Contributors to Performance

The two largest contributors to the Fund’s performance for the reporting period were its overweight allocations to Agency Debentures and Agency Mortgage-Backed Securities (MBS), sectors that benefited from improving economic fundamentals, favorable supply/demand dynamics, low interest-rate volatility and muted prepayment speeds. In addition, the Fund benefited from its yield curve positioning, as it was positioned for a flatter curve. Rates at the front end of the curve moved higher as the Fed hiked rates several times in 2017, while the long end ended the year very close to where it started as inflation expectations remained contained.

Detractors from Performance

The Fund’s performance was partially offset by its duration positioning at the beginning of the year. The Fund was positioned short relative to the benchmark in February and March as rates moved lower on dovish guidance from the Fed. Similarly, the Fund’s duration positioning at the end of 2017 hurt relative performance, as the Fund was positioned long as rates moved higher on economic optimism following the passage of tax reform. Finally, the Fund’s short-dated positions underperformed as front-end rates moved higher following several Fed hikes, as did the Fund’s small allocation to Ginnie Mae MBS, which underperformed on the Government National Mortgage Association’s plan to contain prepayments on some Veterans Affairs loans.

4

Fund Commentary (cont.)	NVIT Government Bond Fund

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Chad W. Finefrock, CFA; and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Government Bond Fund

Asset Allocation†

U.S. Government Agency Securities	36.2%
U.S. Treasury Obligations	31.6%
Collateralized Mortgage Obligations	13.3%
Mortgage-Backed Securities	11.8%
Foreign Government Securities	3.8%
Corporate Bonds	2.5%
Repurchase Agreement	0.2%
Other assets in excess of liabilities	0.6%
100.0%

Top Holdings††

U.S. Treasury Bonds, 2.88%, 5/15/2043	7.7%
FNMA, 2.50%, 9/25/2042	7.3%
Tennessee Valley Authority, 7.13%, 5/1/2030	7.2%
U.S. Treasury Bonds, 3.13%, 11/15/2041	6.1%
U.S. Treasury Notes, 2.13%, 12/31/2022	5.2%
FFCB, 2.43%, 9/13/2027	5.2%
FHLMC, 1.88%, 11/17/2020	4.8%
U.S. Treasury Notes, 1.75%, 6/30/2022	4.2%
FHLB, 1.63%, 6/14/2019	3.6%
U.S. Treasury Notes, 2.00%, 11/30/2022	3.1%
Other Holdings*	45.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	NVIT Government Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	2.08%	0.61%	2.82%
Class II	1.83%	0.36%	2.57%
Class IV	2.08%	0.59%	2.81%
Class Y	2.15%	N/A	1.23%	[2]
ICE BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index	2.42%	1.37%	3.32%
CPI	2.11%	1.43%	1.61%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.71%	0.70%
Class II	0.96%	0.95%
Class IV	0.71%	0.70%
Class Y	0.56%	0.55%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Government Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the ICE BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Government Bond Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,004.90	3.49	0.69
	Hypothetical	(b)(c)	1,000.00	1,021.73	3.52	0.69
Class II Shares	Actual	(b)	1,000.00	1,004.20	4.75	0.94
	Hypothetical	(b)(c)	1,000.00	1,020.47	4.79	0.94
Class IV Shares	Actual	(b)	1,000.00	1,004.90	3.49	0.69
	Hypothetical	(b)(c)	1,000.00	1,021.73	3.52	0.69
Class Y Shares	Actual	(b)	1,000.00	1,005.50	2.63	0.52
	Hypothetical	(b)(c)	1,000.00	1,022.58	2.65	0.52

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Government Bond Fund

Collateralized Mortgage Obligations 13.3%

	Principal Amount	Value

FHLMC REMICS
Series 2985, Class JR, 4.50%, 6/15/2025	$4,240,074	$4,441,540
Series 2922, Class GA, 5.50%, 5/15/2034	743,508	766,799
FNMA REMICS
Series 2003-64, Class HQ, 5.00%, 7/25/2023	1,518,622	1,591,128
Series 1993-149, Class M, 7.00%, 8/25/2023	367,338	398,124
Series 2005-40, Class YG, 5.00%, 5/25/2025	4,106,470	4,329,276
Series 2015-92, Class PA, 2.50%, 12/25/2041	7,602,902	7,504,150
Series 2013-59, Class MX, 2.50%, 9/25/2042	30,228,423	30,037,519
Series 2015-88, Class JA, 2.50%, 12/25/2045	6,214,318	6,128,812

Total Collateralized Mortgage Obligations (cost $55,637,806)		55,197,348

Corporate Bonds 2.5%
Diversified Financial Services 2.5%
Private Export Funding Corp., 2.05%, 11/15/2022	5,000,000	4,922,785
Series GG, 2.45%, 7/15/2024	5,500,000	5,474,260

Total Corporate Bonds (cost $10,069,636)		10,397,045

Foreign Government Securities 3.8%
UNITED STATES 3.8%
Iraq Government AID Bond, 2.15%, 1/18/2022	10,000,000	9,942,630
Ukraine Government AID Bond, 1.47%, 9/29/2021	6,000,000	5,843,460

Total Foreign Government Securities (cost $16,000,000)		15,786,090

Mortgage-Backed Securities 11.8%
FHLMC Non Gold Pool
Pool# 847558, 3.69%, 6/1/2035 (a)	1,901,093	2,037,034
FNMA Pool
Pool# 462260 5.60%, 9/1/2018	2,407,660	2,404,460
Pool# 874142 5.56%, 12/1/2021	10,491,588	11,517,068
Pool# 745684 3.43%, 4/1/2034 (a)	3,957,086	4,165,511
Pool# 790760 3.36%, 9/1/2034 (a)	1,508,619	1,579,921
Pool# 799144 2.92%, 4/1/2035 (a)	680,529	719,085
Pool# 822705 3.50%, 4/1/2035 (a)	432,439	455,184
Pool# 815217 3.36%, 5/1/2035 (a)	988,047	1,034,686

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 821377 3.36%, 5/1/2035 (a)	$995,657	$1,042,651
Pool# 783609 3.60%, 5/1/2035 (a)	662,174	698,299
Pool# 826181 3.35%, 7/1/2035 (a)	1,998,871	2,093,133
Pool# 873932 6.31%, 8/1/2036	7,015,052	7,754,558
Pool# 745866 3.21%, 9/1/2036 (a)	5,109,915	5,374,340
GNMA I Pool
Pool# 748484 3.50%, 8/15/2025	198,093	205,199
Pool# 682492 3.50%, 10/15/2025	660,761	684,462
Pool# 719433 3.50%, 10/15/2025	438,703	454,439
Pool# 682497 3.50%, 11/15/2025	800,257	829,060
Pool# 733504 3.50%, 11/15/2025	756,706	783,848
Pool# 749618 3.50%, 11/15/2025	591,573	612,792
Pool# 740930 3.50%, 11/15/2025	375,344	388,806
Pool# 742371 3.50%, 11/15/2025	325,032	336,690
Pool# 750403 3.50%, 11/15/2025	197,365	204,444
Pool# 705178 3.50%, 11/15/2025	115,301	119,441
Pool# 755650 3.50%, 12/15/2025	2,424,404	2,511,363
Pool# 682502 3.50%, 12/15/2025	848,237	878,661

Total Mortgage-Backed Securities (cost $46,353,153)		48,885,135

U.S. Government Agency Securities 36.2%
FFCB, 2.43%, 09/13/2027	22,000,000	21,365,630
FHLB 1.88%, 3/8/2019	10,000,000	10,000,940
1.63%, 6/14/2019	15,000,000	14,940,240
1.88%, 3/13/2020	10,000,000	9,955,740
2.75%, 12/11/2026	11,500,000	11,529,256
3.00%, 12/11/2026	10,000,000	10,222,710
FHLMC, 1.88%, 11/17/2020 (b)	20,000,000	19,895,180
FNMA 1.50%, 2/28/2020 (b)	5,000,000	4,948,115
1.88%, 9/24/2026	5,000,000	4,713,185
6.09%, 9/27/2027	10,000,000	12,820,000
Tennessee Valley Authority, 7.13%, 05/01/2030 (b)	20,721,000	29,875,165

Total U.S. Government Agency Securities (cost $149,744,050)		150,266,161

10

Statement of Investments (Continued)

December 31, 2017

NVIT Government Bond Fund (Continued)

U.S. Treasury Obligations 31.6%

	Principal Amount	Value

U.S. Treasury Bonds
3.13%, 11/15/2041	$23,500,000	$25,263,418
2.88%, 5/15/2043	30,880,000	31,752,119
2.50%, 2/15/2045	5,600,000	5,338,594
3.00%, 11/15/2045	5,000,000	5,250,976
U.S. Treasury Notes
1.88%, 3/31/2022 (b)	3,250,000	3,213,310
1.88%, 4/30/2022 (b)	7,000,000	6,916,328
1.75%, 6/30/2022 (b)	17,825,000	17,502,618
2.00%, 11/30/2022 (b)	13,000,000	12,881,680
2.13%, 12/31/2022 (b)(c)	21,500,000	21,410,977
2.38%, 8/15/2024	1,000,000	1,003,203
2.25%, 8/15/2027 (b)	550,000	542,266

Total U.S. Treasury Obligations (cost $129,556,206)		131,075,489

Repurchase Agreement 0.2%
ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $852,979, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 04/20/2047 - 12/20/2047; total market value $869,901. (d)(e)	852,844	852,844

Total Repurchase Agreement (cost $852,844)		852,844

Total Investments (cost $408,213,695) — 99.4%		412,460,112

Other assets in excess of liabilities — 0.6%		2,401,616

NET ASSETS — 100.0%		$414,861,728

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2017.

(b)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $59,174,881, which was collateralized by cash used to purchase repurchase agreements with a total value of $852,844 and by $59,719,495 of collateral in the form of U.S. Government Agency Securities, interest rates ranging from 0.00% - 9.13% and maturity dates ranging from 1/15/2018 - 11/15/2047, a total value of $60,572,339.

(c)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $852,844.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

AID	Agency for International Development

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2017

NVIT Government Bond Fund
Assets:
Investment securities, at value* (cost $407,360,851)	$411,607,268
Repurchase agreement, at value (cost $852,844)	852,844
Cash	1,175,907
Interest receivable	2,093,063
Security lending income receivable	6,757
Receivable for investments sold	19,141
Receivable for capital shares issued	405,508
Prepaid expenses	701

Total Assets	416,161,189

Liabilities:
Payable for capital shares redeemed	142,175
Payable due to broker	23
Payable upon return of securities loaned (Note 2)	852,844
Accrued expenses and other payables:
Investment advisory fees	167,709
Fund administration fees	21,311
Distribution fees	559
Administrative servicing fees	70,440
Accounting and transfer agent fees	627
Trustee fees	64
Custodian fees	2,346
Compliance program costs (Note 3)	410
Professional fees	20,777
Printing fees	14,561
Other	5,615

Total Liabilities	1,299,461

Net Assets	$414,861,728

Represented by:
Capital	$423,177,942
Accumulated undistributed net investment income	672,017
Accumulated net realized losses from investment securities and futures contracts	(13,234,648)
Net unrealized appreciation/(depreciation) in investment securities	4,246,417

Net Assets	$414,861,728

12

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Government Bond Fund
Net Assets:
Class I Shares	$398,748,423
Class II Shares	2,713,275
Class IV Shares	13,389,452
Class Y Shares	10,578

Total	$414,861,728

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	37,248,432
Class II Shares	254,123
Class IV Shares	1,251,506
Class Y Shares	988

Total	38,755,049

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.71
Class II Shares	$10.68
Class IV Shares	$10.70
Class Y Shares	$10.70

*	Includes value of securities on loan of $59,174,881 (Note 2).

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2017

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$11,358,228
Income from securities lending (Note 2)	39,659

Total Income	11,397,887

EXPENSES:
Investment advisory fees	2,131,232
Fund administration fees	175,264
Distribution fees Class II Shares	6,706
Administrative servicing fees Class I Shares	618,989
Administrative servicing fees Class II Shares	3,974
Administrative servicing fees Class IV Shares	20,258
Professional fees	43,590
Printing fees	33,742
Trustee fees	13,161
Custodian fees	18,366
Accounting and transfer agent fees	3,478
Compliance program costs (Note 3)	1,725
Other	9,324

Total expenses before fees waived	3,079,809

Investment advisory fees waived (Note 3)	(65,335)

Net Expenses	3,014,474

NET INVESTMENT INCOME	8,383,413

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(1,341,060)
Expiration or closing of futures contracts (Note 2)	211,770

Net realized losses	(1,129,290)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	1,575,493
Futures contracts (Note 2)	178,731

Net change in unrealized appreciation/depreciation	1,754,224

Net realized/unrealized gains	624,934

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,008,347

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Government Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$8,383,413	$8,879,904
Net realized losses	(1,129,290)	(6,547,326)
Net change in unrealized appreciation/depreciation	1,754,224	2,585,006

Change in net assets resulting from operations	9,008,347	4,917,584

Distributions to Shareholders From:
Net investment income:
Class I	(8,644,950)	(8,927,692)
Class II	(50,134)	(47,214)
Class IV	(283,171)	(283,208)
Class Y	(242)	(225)

Change in net assets from shareholder distributions	(8,978,497)	(9,258,339)

Change in net assets from capital transactions	(33,593,370)	(31,918,806)

Change in net assets	(33,563,520)	(36,259,561)

Net Assets:
Beginning of year	448,425,248	484,684,809

End of year	$414,861,728	$448,425,248

Accumulated undistributed net investment income at end of year	$672,017	$892,374

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$49,053,466	$95,017,758
Dividends reinvested	8,644,950	8,927,692
Cost of shares redeemed	(90,729,353)	(134,998,701)

Total Class I Shares	(33,030,937)	(31,053,251)

Class II Shares
Proceeds from shares issued	848,659	924,577
Dividends reinvested	50,134	47,214
Cost of shares redeemed	(764,176)	(691,466)

Total Class II Shares	134,617	280,325

Class IV Shares
Proceeds from shares issued	998,660	2,034,586
Dividends reinvested	283,171	283,208
Cost of shares redeemed	(1,979,123)	(3,463,899)

Total Class IV Shares	(697,292)	(1,146,105)

Class Y Shares
Proceeds from shares issued	–	–
Dividends reinvested	242	225
Cost of shares redeemed	–	–

Total Class Y Shares	242	225

Change in net assets from capital transactions	$(33,593,370)	$(31,918,806)

15

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	4,525,802	8,562,017
Reinvested	804,108	832,126
Redeemed	(8,365,325)	(12,112,736)

Total Class I Shares	(3,035,415)	(2,718,593)

Class II Shares
Issued	78,559	83,061
Reinvested	4,671	4,409
Redeemed	(70,529)	(62,998)

Total Class II Shares	12,701	24,472

Class IV Shares
Issued	92,281	184,239
Reinvested	26,343	26,422
Redeemed	(182,870)	(310,465)

Total Class IV Shares	(64,246)	(99,804)

Class Y Shares
Issued	–	–
Reinvested	23	20
Redeemed	–	–

Total Class Y Shares	23	20

Total change in shares	(3,086,937)	(2,793,905)

Amounts designated as "–" are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2017	$10.72	0.21	0.01	0.22	(0.23)	–	(0.23)	$10.71	2.08%		$398,748,423	0.69%	1.93%	0.71%	46.88%
Year Ended December 31, 2016	$10.86	0.20	(0.12)	0.08	(0.22)	–	(0.22)	$10.72	0.74%		$431,740,671	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.07	0.18	(0.19)	(0.01)	(0.20)	–	(0.20)	$10.86	(0.11%	)	$466,960,399	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.80	0.19	0.30	0.49	(0.22)	–	(0.22)	$11.07	4.57%		$527,959,510	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013	$11.63	0.18	(0.65)	(0.47)	(0.23)	(0.13)	(0.36)	$10.80	(4.06%	)	$594,823,790	0.68%	1.62%	0.69%	108.42%

Class II Shares
Year Ended December 31, 2017	$10.69	0.18	0.02	0.20	(0.21)	–	(0.21)	$10.68	1.83%		$2,713,275	0.94%	1.67%	0.96%	46.88%
Year Ended December 31, 2016	$10.83	0.17	(0.12)	0.05	(0.19)	–	(0.19)	$10.69	0.48%		$2,580,784	0.94%	1.55%	0.95%	32.76%
Year Ended December 31, 2015	$11.04	0.15	(0.19)	(0.04)	(0.17)	–	(0.17)	$10.83	(0.37%	)	$2,349,620	0.93%	1.36%	0.94%	18.76%
Year Ended December 31, 2014	$10.77	0.16	0.30	0.46	(0.19)	–	(0.19)	$11.04	4.31%		$2,920,423	0.93%	1.48%	0.94%	53.61%
Year Ended December 31, 2013	$11.59	0.15	(0.64)	(0.49)	(0.20)	(0.13)	(0.33)	$10.77	(4.26%	)	$3,459,202	0.93%	1.37%	0.94%	108.42%

Class IV Shares
Year Ended December 31, 2017	$10.71	0.21	0.01	0.22	(0.23)	–	(0.23)	$10.70	2.08%		$13,389,452	0.69%	1.92%	0.71%	46.88%
Year Ended December 31, 2016	$10.85	0.20	(0.12)	0.08	(0.22)	–	(0.22)	$10.71	0.74%		$14,093,445	0.69%	1.79%	0.70%	32.76%
Year Ended December 31, 2015	$11.06	0.18	(0.19)	(0.01)	(0.20)	–	(0.20)	$10.85	(0.11%	)	$15,364,532	0.68%	1.62%	0.70%	18.76%
Year Ended December 31, 2014	$10.79	0.19	0.30	0.49	(0.22)	–	(0.22)	$11.06	4.58%		$17,471,473	0.68%	1.72%	0.69%	53.61%
Year Ended December 31, 2013	$11.63	0.18	(0.66)	(0.48)	(0.23)	(0.13)	(0.36)	$10.79	(4.13%	)	$18,704,759	0.68%	1.62%	0.69%	108.42%

Class Y Shares
Year Ended December 31, 2017	$10.72	0.23	–	0.23	(0.25)	–	(0.25)	$10.70	2.15%		$10,578	0.52%	2.09%	0.52%	46.88%
Year Ended December 31, 2016	$10.86	0.22	(0.12)	0.10	(0.24)	–	(0.24)	$10.72	0.91%		$10,348	0.53%	1.95%	0.53%	32.76%
Year Ended December 31, 2015	$11.07	0.20	(0.19)	0.01	(0.22)	–	(0.22)	$10.86	0.05%		$10,258	0.53%	1.77%	0.53%	18.76%
Period Ended December 31, 2014 (g)	$10.94	0.13	0.15	0.28	(0.15)	–	(0.15)	$11.07	2.53%		$10,249	0.54%	1.79%	0.54%	53.61%

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

18

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a

19

Notes to Financial Statements (Continued)

December 31, 2017

non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 2 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

At December 31, 2017, the Fund had no open futures contracts.

20

Notes to Financial Statements (Continued)

December 31, 2017

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Interest rate risk	$211,770
Total	$211,770

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$178,731
Total	$178,731

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$6,869,962
Average Notional Balance Short	$4,681,952

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance

21

Notes to Financial Statements (Continued)

December 31, 2017

Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $852,844, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (b) in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% -3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

22

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$852,844	$—	$852,844	$(852,844)	$—
Total	$852,844	$—	$852,844	$(852,844)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

23

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities and Futures Contracts
$—	$374,727	$(374,727)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

24

Notes to Financial Statements (Continued)

December 31, 2017

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $65,335, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.49%, and after contractual fee waivers was 0.47%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $601,977.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $175,264 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,725.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

25

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $643,221.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $201,113,236 and sales of $224,386,151 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

26

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the Fund had purchases of $112,866,326 and sales of $101,729,834 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make

27

Notes to Financial Statements (Continued)

December 31, 2017

scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

28

Notes to Financial Statements (Continued)

December 31, 2017

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,978,497	$—	$8,978,497	$—	$8,978,497

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,258,339	$—	$9,258,339	$—	$9,258,339

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$672,017	$—	$672,017	$(13,234,648)	$4,246,417	$(8,316,214)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

29

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$408,213,695	$8,074,437	$(3,828,020)	$4,246,417

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$13,234,648	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Government Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

31

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

33

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

34

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

35

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

36

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

37

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

38

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

39

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Annual Report

December 31, 2017

NVIT Short Term Bond Fund

AR-STB 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Short Term Bond Fund

For the annual period ended December 31, 2017, the NVIT Short Term Bond Fund (Class Y) returned 2.08% versus 0.84% for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 23 funds as of December 31, 2017) was 1.68% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started out with a continuation of central banks, namely the European Central Bank and the Bank of England, actively purchasing large amounts of corporate bonds as part of their respective quantitative easing programs. In the U.S., the election of Donald Trump led to expectations of market-friendly policies such as reduced regulation, lower taxes and infrastructure spending. The easier regulatory burden and the large tax cut bill signed late in the year have helped risk assets perform well in 2017, with stocks making new all-time highs throughout 2017 and credit spreads hitting levels we haven’t seen since before the financial crisis.

The post-election rally continued in early 2017, which led to the lowest implied volatility in the S&P 500® Index since the 1960s. The Federal Reserve increased rates in March 2017, which caused minimal disruptions to financial markets, a flatter yield curve and higher short rates. Increasing geopolitical and economic risks, along with surprisingly low inflation, led to a small de-risking in the financial markets that modestly pushed longer rates down.

As economic expansion slowed, the Fed continued its normalization process, increasing rates again in June 2017, but long-term rates still declined as inflation data was soft. The increase in rates did little to spark the dollar as it continued to slide. The growth in the global economy started to fuel a rebound in exports, helping to boost business spending.

The latter portion of the year was marked by natural disasters and geopolitical tensions, which did little to slow the upward trend of the financial markets. Economic growth accelerated, but inflation remained weak and a final Fed rate hike in December did little to halt the fall in the dollar.

Ten-year Treasuries began 2017 at 2.45% after a sharp increase in rates following the U.S. presidential election. Rates steadily increased until early March. This was followed by a slow decline until rates reach their lowest point of 2.05% in early September. Rates then steadily increased and finished the year close to where they began in 2017, at 2.40%.

The Fund remains overweight in investment-grade and non-investment-grade corporate credit on the basis of continued economic growth and is positioned for yields to rise.

Contributors to Performance

The Fund outperformed the benchmark by 124 basis points (bps), or 1.24%, on the year. The Fund’s largest overweight, investment-grade credit, was the biggest contributor to overall performance. While spreads were still attractive, central banks and foreign entities were significant buyers, which led to demand outpacing supply and spreads tightening over the course of the year. While leverage was high, debt service remained manageable and economic growth and corporate profits were expanding.

Within credit, the Fund was overweight BBB-rated bonds, and early in 2017, the Fund was positioned with energy as an overweight, mostly in midstream and independents based on valuation and an expectation that energy prices would stabilize and ultimately move higher. Other sectors that performed well were Airline Enhanced Equipment Trust Certificates (EETCs), Food & Beverage and Autos – most of which were BBB-rated with attractive spreads.

The Fund had notable out-of-benchmark positions in Asset-Backed Securities (ABS) (primarily collateralized loan obligations) and Non-Agency Mortgage-Backed Securities (MBS). These overweight positions were based on the view that credit conditions were favorable – the consumer was in solid shape in terms of the employment and household balance sheets, and housing remained strong. These all contributed positively to outperformance.

4

Fund Commentary (cont.)	NVIT Short Term Bond Fund

The Fund’s yield curve positioning contributed positively to performance. The Fund was underweight the 1- to 2-year part of the curve and overweight the 5- to 7-year portion of the curve, which helped Fund performance.

Detractors from Performance

The Fund’s primary underweight position was in Treasuries. Treasury futures were used to hedge some of the longer corporate bond positions. Treasury returns lagged as the Fed was actively raising rates, causing the front end of the yield curve (the primary exposure for the benchmark) to move higher in yield.

Although investment-grade corporate credit overall contributed significant positive performance, there were a couple of positions within the asset class that detracted from performance. These positions were primarily in the Pharmaceuticals and Technology sectors. Within the Pharmaceuticals sector, the negative earnings and patent expiration for one company drove negative outlook in the market. In the Technology sector, a hostile buyout offer caused underperformance for one of the Fund holdings.

While the non-investment-grade credit asset class was an overall positive contributor to Fund performance, there was one position that detracted from performance during the past year. This position was in the Transportation sector. We expected this position to perform well, given our view that tax reform and infrastructure spending would move both growth and rates higher. We did not anticipate the gridlock in Congress that stalled the passing of key legislation in 2017. This had a negative impact on the Fund’s Transportation position.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA; and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Short Term Bond Fund

Asset Allocation†

Corporate Bonds	43.8%
Asset-Backed Securities	25.4%
U.S. Treasury Obligations	21.5%
Collateralized Mortgage Obligations	3.9%
Commercial Mortgage-Backed Securities	2.7%
Loan Participations	0.9%
Repurchase Agreements	0.7%
Municipal Bond	0.4%
Mortgage-Backed Securities	0.1%
Futures Contracts††	0.0%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries†††

Banks	11.0%
Oil, Gas & Consumable Fuels	5.9%
Consumer Finance	2.9%
Insurance	2.8%
Beverages	2.5%
Food Products	2.2%
Diversified Telecommunication Services	1.9%
Automobiles	1.7%
Capital Markets	1.5%
Electric Utilities	1.1%
Other Industries*	66.5%
100.0%

Top Holdings†††

U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2022	4.1%
U.S. Treasury Notes, 1.75%, 11/30/2021	3.6%
U.S. Treasury Notes, 2.00%, 5/31/2024	3.1%
U.S. Treasury Notes, 2.38%, 8/15/2024	2.6%
NRZ Advance Receivables Trust, 3.11%, 12/15/2050	1.3%
Toronto-Dominion Bank (The), 1.77%, 1/18/2019	1.1%
Wells Fargo & Co., 1.82%, 4/22/2019	1.1%
U.S. Treasury Notes, 0.75%, 2/28/2018	1.0%
ALM VII Ltd., 2.84%, 10/15/2028	1.0%
U.S. Treasury Notes, 1.50%, 8/15/2020	1.0%
Other Holdings*	80.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Short Term Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	1.95%	1.14%	2.10%
Class II	1.58%	0.86%	1.82%
Class Y	2.08%	1.28%	2.24%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	0.84%	0.84%	1.61%
CPI	2.11%	1.43%	1.48%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.54%
Class II	0.79%
Class Y	0.39%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Short Term Bond Fund since inception through 12/31/17 versus performance of the Bloomberg Barclays (BBgBarc) U.S. 1-3 Year Government (Govt)/Credit Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Short Term Bond Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,005.80	2.73	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class II Shares	Actual	(b)	1,000.00	1,004.00	3.99	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79
Class Y Shares	Actual	(b)	1,000.00	1,007.10	1.97	0.39
	Hypothetical	(b)(c)	1,000.00	1,023.24	1.99	0.39

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Short Term Bond Fund

Asset-Backed Securities 25.4%

	Principal Amount	Value

Airlines 1.8%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$9,795,514	$9,917,958
American Airlines Pass-Through Trust
Series 2013-2, Class B, 5.60%, 7/15/2020 (a)	3,537,224	3,655,367
Series 2015-1, Class B, 3.70%, 5/1/2023	3,055,128	3,047,490
Series 2015-2, Class B, 4.40%, 9/22/2023	4,185,913	4,273,398
Series 2016-3, Class B, 3.75%, 10/15/2025	3,500,000	3,506,650
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.65%, 1/7/2026	10,000,000	9,965,000

		34,365,863

Automobiles 4.5%
Capital Auto Receivables Asset Trust, Series 2015-4, Class A2, 1.62%, 3/20/2019	564,291	564,241
Credit Acceptance Auto Loan Trust
Series 2015-2A, Class A, 2.40%, 2/15/2023 (a)	6,073,349	6,079,343
Series 2017-2A, Class A, 2.55%, 2/17/2026 (a)	12,500,000	12,418,771
First Investors Auto Owner Trust
Series 2015-2A, Class A2, 2.28%, 9/15/2021 (a)	9,443,222	9,449,142
Series 2016-2A, Class A2, 1.87%, 11/15/2021 (a)	1,980,000	1,971,710
Series 2017-1A, Class A2, 2.20%, 3/15/2022 (a)	6,746,000	6,721,670
Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	4,600,000	4,587,211
Flagship Credit Auto Trust
Series 2015-2, Class A, 1.98%, 10/15/2020 (a)	2,733,818	2,733,751
Series 2015-3, Class A, 2.38%, 10/15/2020 (a)	3,090,623	3,095,850
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.31%, 4/15/2026 (a)	14,450,000	14,471,294
NextGear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/2020 (a)	2,900,000	2,903,570
Series 2016-1A, Class A2, 2.74%, 4/15/2021 (a)	11,037,000	11,067,900
Series 2017-1A, Class A2, 2.54%, 4/18/2022 (a)	4,666,667	4,655,284
Prestige Auto Receivables Trust, Series 2016-1A, Class A3, 1.99%, 6/15/2020 (a)	5,000,000	5,001,197

		85,720,934

Credit Card 1.5%
American Express Credit Account Master Trust, Series 2017-1, Class A, 1.93%, 9/15/2022	5,500,000	5,474,666

Asset-Backed Securities (continued)

	Principal Amount	Value

Credit Card (continued)
Chase Issuance Trust, Series 2015-A2, Class A2, 1.59%, 2/18/2020	$7,000,000	$6,998,685
Citibank Credit Card Issuance Trust
Series 2008-A1, Class A1, 5.35%, 2/7/2020	5,000,630	5,018,705
Series 2017-A3, Class A3, 1.92%, 4/7/2022	11,000,000	10,931,381

		28,423,437

Home Equity 2.4%
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A2B, 2.65%, 10/25/2034 (b)	530,548	534,194
Ameriquest Mortgage Securities, Inc., Series 2003-10, Class AV1, 2.31%, 12/25/2033 (b)	5,743,606	5,710,258
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2, 2.45%, 12/25/2034 (b)	948,413	951,103
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2C, 2.31%, 1/25/2035 (b)	8,985,687	9,051,918
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1, 4.00%, 4/25/2057 (a)(b)	4,790,800	4,933,533
RASC Trust, Series 2005-KS12, Class M2, 2.01%, 1/25/2036 (b)	14,555,000	14,486,747
Soundview Home Loan Trust
Series 2005-CTX1, Class M3, 2.02%, 11/25/2035 (b)	6,750,000	6,718,555
Series 2006-WF2, Class M1, 1.77%, 12/25/2036 (b)	5,000,000	4,915,185

		47,301,493

Other 14.9%
A Voce CLO Ltd, Series 2014-1A, Class A1R, 2.52%, 7/15/2026 (a)(b)	9,000,000	9,061,992
ALM VII Ltd., Series 2012-7A, Class A1R, 2.84%, 10/15/2028 (a)(b)	19,775,000	19,926,022
Alterna Funding II LLC, Series 2015-1X, Class A, Reg. S, 2.50%, 2/15/2024 (c)	4,586,869	4,578,269
American Homes 4 Rent, Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (a)	4,756,604	4,869,225
AMMC CLO XIII Ltd., Series 2013-13A, Class A2LR, 3.06%, 7/24/2029 (a)(b)	9,000,000	9,039,105
AMMC CLO XIV Ltd., Series 2014-14A, Class A2LR, 3.07%, 7/25/2029 (a)(b)	8,947,368	8,986,325
Babson CLO Ltd., Series 2014-3A, Class AR, 2.68%, 1/15/2026 (a)(b)	13,000,000	13,022,568

10

Statement of Investments (Continued)

December 31, 2017

NVIT Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.00%, 10/28/2064 (a)(b)	$6,055,113	$6,234,458
Bayview Opportunity Master Fund IVb Trust
Series 2017-SPL2, Class A, 4.00%, 6/28/2054 (a)(b)	7,381,646	7,607,329
Series 2017-SPL4, Class A, 3.50%, 1/28/2055 (a)(b)	4,004,175	4,059,401
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD3, Class 1A, 2.04%, 7/25/2035 (b)	3,575,277	3,562,409
Carlyle Global Market Strategies CLO Ltd., Series 2014-4A, Class A1R, 2.56%, 10/15/2026 (a)(b)	9,000,000	9,067,356
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A, 2.00%, 12/10/2023 (a)	1,387,748	1,382,544
CCG Receivables Trust, Series 2017-1, Class A2, 1.84%, 11/14/2023 (a)	6,222,222	6,199,598
Cedar Funding II CLO Ltd.
Series 2013-1A, Class A1R, 2.77%, 6/9/2030 (a)(b)	10,000,000	10,053,160
Series 2013-1A, Class BR, 3.29%, 6/9/2030 (a)(b)	7,000,000	7,032,515
Cedar Funding VIII Clo Ltd., Series 2017-8A, Class A2, 2.72%, 10/17/2030 (a)(b)	8,500,000	8,552,046
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class M1, 1.81%, 1/25/2037 (b)	8,672,000	8,527,113
CNH Equipment Trust, Series 2017-A, Class A2, 1.64%, 7/15/2020	9,579,847	9,565,913
Dryden 49 Senior Loan Fund, Series 2017-49A, Class B, 3.05%, 7/18/2030 (a)(b)	4,500,000	4,529,579
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 2.29%, 8/25/2035 (b)	10,862,127	10,842,810
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 2.62%, 7/20/2026 (a)(b)	3,000,000	3,031,380
Neuberger Berman CLO XVI Ltd.
Series 2014-16A, Class A1R, 2.81%, 4/15/2026 (a)(b)	10,000,000	9,996,280
Series 2014-16A, Class B2R, 3.53%, 4/15/2026 (a)(b)	3,000,000	2,997,756
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1, Class AT1, 3.21%, 2/15/2051 (a)	3,000,000	3,002,810
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (a)	25,000,000	24,888,675
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.75%, 6/15/2049 (a)	3,000,000	2,968,041

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Oak Hill Advisors Residential Loan Trust
Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 (a)(d)	$6,842,002	$6,832,144
Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 (a)(d)	5,769,304	5,762,001
Ocwen Master Advance Receivables Trust
Series 2017-T1, Class AT1, 2.50%, 9/15/2048 (a)	1,400,000	1,401,046
Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)	12,000,000	11,923,200
Pinnacle Park CLO Ltd., Series 2014-1A, Class BR, 3.21%, 4/15/2026 (a)(b)	5,000,000	4,995,960
Renew, Series 2017-2A, Class A, 3.22%, 9/22/2053 (a)	4,916,778	4,916,778
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (a)	8,400,000	8,389,503
Structured Asset Investment Loan Trust, Series 2005-HE2, Class M1, 2.27%, 7/25/2035 (b)	4,214,297	4,227,939
Tax Ease Funding LLC, Series 2016-1A, Class A, 3.13%, 6/15/2028 (a)	6,742,167	6,749,459
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.50%, 2/25/2047 (a)(d)	2,282,942	2,286,238
VOLT LXIII LLC, Series 2017-NP10, Class A1, 3.00%, 10/25/2047 (a)(d)	7,000,000	6,989,450
VOLT XL LLC, Series 2015-NP14, Class A1, 4.37%, 11/27/2045 (a)(d)	1,764,691	1,768,642
VOLT XXV LLC, Series 2015-NPL8, Class A1, 3.50%, 6/26/2045 (a)(d)	4,769,438	4,773,065

		284,600,104

Road & Rail 0.3%
Federal Express Corp. Pass-Through Trust
Series 981B 6.85%, 1/15/2019	2,674,829	2,728,325
Series 981A 6.72%, 1/15/2022	496,494	536,213
Union Pacific Railroad Co. Pass-Through Trust, Series 2000, 8.00%, 1/10/2021	2,312,165	2,384,890

		5,649,428

Total Asset-Backed Securities (cost $484,561,267)		486,061,259

Collateralized Mortgage Obligations 3.9%
Chase Mortgage Trust, Series 2016-1, Class M2, 3.75%, 4/25/2045 (a)(b)	2,182,393	2,210,285
CSMC Trust, Series 2012-CIM1, Class A1, 3.38%, 2/25/2042 (a)(b)	188,790	190,649

11

Statement of Investments (Continued)

December 31, 2017

NVIT Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FHLMC REMICS
Series 3640, Class EL, 4.00%, 3/15/2020	$229,855	$233,069
Series 3616, Class PA, 4.50%, 11/15/2039	188,777	193,852
GSAA Trust, Series 2004-NC1, Class AF6, 5.26%, 11/25/2033 (d)	21,717	22,384
HomeBanc Mortgage Trust, Series 2005-4, Class A2, 1.88%, 10/25/2035 (b)	7,493,139	7,495,896
MFA Trust, Series 2017-RPL1, Class A1, 2.59%, 2/25/2057 (a)(b)	9,173,730	9,064,749
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.75%, 11/26/2035 (a)(b)	14,417,980	14,739,139
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054 (a)(b)	6,427,753	6,566,556
Series 2016-3A, Class A1, 3.75%, 9/25/2056 (a)(b)	3,044,305	3,108,913
Series 2016-4A, Class A1, 3.75%, 11/25/2056 (a)(b)	2,910,377	2,973,796
Series 2017-1A, Class A1, 4.00%, 2/25/2057 (a)(b)	8,084,297	8,324,642
Series 2017-2A, Class A3, 4.00%, 3/25/2057 (a)(b)	11,010,320	11,380,331
RALI Trust, Series 2003-QS20, Class CB, 5.00%, 11/25/2018	217,036	217,864
RCO Trust, Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a)(b)	5,897,030	5,897,017
Sequoia Mortgage Trust, Series 2017-CH1, Class A2, 3.50%, 10/25/2047 (a)(b)	2,251,742	2,269,892

Total Collateralized Mortgage Obligations (cost $75,215,739)		74,889,034

Commercial Mortgage-Backed Securities 2.7%
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/2029 (a)	4,000,000	4,024,580
Aventura Mall Trust, Series 2013-AVM, Class A, 3.74%, 12/5/2032 (a)(b)	5,000,000	5,152,030
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class B, 2.98%, 9/15/2026 (a)(b)	6,098,000	6,107,756
COMM Mortgage Trust
Series 2014-TWC, Class B, 3.03%, 2/13/2032 (a)(b)	13,000,000	13,050,179
Series 2014-TWC, Class C, 3.28%, 2/13/2032 (a)(b)	6,000,000	6,007,216
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class XA, IO, 1.01%, 12/15/2048 (b)	23,062,310	939,944

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

OBP Depositor LLC Trust, Series 2010-OBP, Class A, 4.65%, 7/15/2045 (a)	$16,000,000	$16,729,360

Total Commercial Mortgage-Backed Securities (cost $52,515,461)		52,011,065

Corporate Bonds 43.8%
Air Freight & Logistics 0.2%
FedEx Corp.,
8.00%, 1/15/2019	2,974,000	3,147,610

Automobiles 1.7%
Daimler Finance North America LLC, (ICE LIBOR USD 3 Month + 0.62%), 2.00%, 10/30/2019 (a)(e)	10,000,000	10,047,708
Hyundai Capital America,
2.60%, 3/19/2020 (a)(f)	10,000,000	9,918,497
Nissan Motor Acceptance Corp.,
2.65%, 9/26/2018 (a)	3,035,000	3,046,516
(ICE LIBOR USD 3 Month + 0.52%), 2.08%, 9/13/2019 (a)(e)	10,000,000	10,035,550

		33,048,271

Banks 11.0%
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 1.04%), 2.40%, 1/15/2019 (e)	5,000,000	5,041,499
Series L, 2.60%, 1/15/2019	1,443,000	1,447,939
Series L, 2.65%, 4/1/2019	5,000,000	5,028,387
(ICE LIBOR USD 3 Month + 0.63%), 2.33%, 10/1/2021 (e)	8,500,000	8,476,038
(ICE LIBOR USD 3 Month + 1.16%), 2.52%, 1/20/2023 (e)	5,000,000	5,103,924
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (a)(e)	8,623,000	8,645,139
Capital One NA,
(ICE LIBOR USD 3 Month + 0.77%), 2.33%, 9/13/2019 (e)	15,000,000	15,069,763
Citibank NA,
2.10%, 6/12/2020	15,000,000	14,901,895
Citigroup, Inc.,
2.50%, 7/29/2019	10,000,000	10,030,688
Citizens Financial Group, Inc.,
3.75%, 7/1/2024	10,000,000	9,993,523
Fifth Third Bancorp,
2.30%, 3/1/2019	7,000,000	7,005,696
Huntington Bancshares, Inc.,
2.60%, 8/2/2018	2,450,000	2,457,206
ING Groep NV,
3.15%, 3/29/2022	5,000,000	5,059,792
JPMorgan Chase & Co.,
1.63%, 5/15/2018	5,000,000	4,996,730
2.30%, 8/15/2021	10,000,000	9,910,446
Nordea Bank AB,
(ICE LIBOR USD 3 Month + 0.62%), 2.31%, 9/30/2019 (a)(e)	17,000,000	17,120,997

12

Statement of Investments (Continued)

December 31, 2017

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Skandinaviska Enskilda Banken AB,
(ICE LIBOR USD 3 Month + 0.57%), 2.13%, 9/13/2019 (a)(e)	$15,000,000	$15,094,750
Svenska Handelsbanken AB,
(ICE LIBOR USD 3 Month + 0.49%), 2.00%, 9/6/2019 (e)	15,000,000	15,071,764
Toronto-Dominion Bank (The),
(ICE LIBOR USD 3 Month + 0.42%), 1.77%, 1/18/2019 (e)	20,000,000	20,047,805
UBS Group Funding Switzerland AG,
2.65%, 2/1/2022 (a)	9,000,000	8,898,088
Wells Fargo & Co.,
(ICE LIBOR USD 3 Month + 0.46%), 1.82%, 4/22/2019 (e)	20,000,000	20,044,310

		209,446,379

Beverages 2.5%
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/2021	10,000,000	10,050,177
Anheuser-Busch InBev Worldwide, Inc.,
(ICE LIBOR USD 3 Month + 0.69%), 2.07%, 8/1/2018 (e)	15,000,000	15,045,555
Molson Coors Brewing Co.,
2.10%, 7/15/2021	7,500,000	7,350,986
PepsiCo, Inc.,
(ICE LIBOR USD 3 Month + 0.27%), 1.61%, 10/4/2019 (e)	15,000,000	15,062,473

		47,509,191

Biotechnology 0.7%
AbbVie, Inc.,
2.50%, 5/14/2020 (f)	8,000,000	8,024,654
Celgene Corp.,
2.88%, 8/15/2020	5,000,000	5,046,600

		13,071,254

Capital Markets 1.5%
FMR LLC,
7.49%, 6/15/2019 (a)	2,000,000	2,139,180
Goldman Sachs Group, Inc. (The),
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (e)	7,000,000	6,953,455
Morgan Stanley,
2.20%, 12/7/2018	4,000,000	4,004,580
MSCI, Inc.,
5.25%, 11/15/2024 (a)	10,000,000	10,537,500
UBS AG,
2.20%, 6/8/2020 (a)	5,000,000	4,967,920

		28,602,635

Chemicals 0.7%
CF Industries, Inc.,
7.13%, 5/1/2020	2,580,000	2,812,974
Solvay Finance America LLC,
3.40%, 12/3/2020 (a)	10,000,000	10,211,073

		13,024,047

Corporate Bonds (continued)

	Principal Amount	Value

Communications Equipment 0.5%
Cisco Systems, Inc.,
(ICE LIBOR USD 3 Month + 0.34%), 1.97%, 9/20/2019 (e)	$9,000,000	$9,053,125

Consumer Finance 2.9%
Ford Motor Credit Co. LLC,
(ICE LIBOR USD 3 Month + 1.00%), 2.35%, 1/9/2020 (e)	15,000,000	15,148,527
HSBC USA, Inc.,
(ICE LIBOR USD 3 Month + 0.88%), 2.55%, 9/24/2018 (e)	10,000,000	10,052,013
John Deere Capital Corp.,
(ICE LIBOR USD 3 Month + 0.29%), 1.64%, 10/9/2019 (e)	15,000,000	15,042,647
Toyota Motor Credit Corp.,
(ICE LIBOR USD 3 Month + 0.44%), 1.79%, 10/18/2019 (e)	15,000,000	15,054,461

		55,297,648

Diversified Financial Services 0.5%
National Rural Utilities Cooperative Finance Corp.,
2.00%, 1/27/2020	10,000,000	9,966,014

Diversified Telecommunication Services 1.9%
AT&T, Inc.,
3.40%, 8/14/2024	10,000,000	10,051,343
4.10%, 2/15/2028 (a)(f)	5,102,000	5,118,878
CCO Holdings LLC,
5.13%, 2/15/2023	10,000,000	10,225,000
Verizon Communications, Inc.,
(ICE LIBOR USD 3 Month + 0.77%), 2.37%, 6/17/2019 (e)	10,000,000	10,082,943

		35,478,164

Electric Utilities 1.1%
Great Plains Energy, Inc.,
5.29%, 6/15/2022 (d)	10,135,000	11,017,841
Indiana Michigan Power Co.,
7.00%, 3/15/2019	10,000,000	10,543,187

		21,561,028

Equity Real Estate Investment Trusts (REITs) 0.4%
WEA Finance LLC,
2.70%, 9/17/2019 (a)	7,000,000	7,037,793

Food Products 2.2%
Conagra Brands, Inc.,
4.95%, 8/15/2020	302,000	319,105
Kraft Heinz Foods Co.,
2.00%, 7/2/2018	15,000,000	14,999,550
Mondelez International Holdings Netherlands BV,
(ICE LIBOR USD 3 Month + 0.61%), 1.99%, 10/28/2019 (a)(e)	15,000,000	15,055,199
Tyson Foods, Inc.,
2.65%, 8/15/2019	12,000,000	12,057,810

		42,431,664

13

Statement of Investments (Continued)

December 31, 2017

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Equipment & Supplies 0.8%
Becton Dickinson and Co.,
2.68%, 12/15/2019	$6,098,000	$6,120,039
Boston Scientific Corp.,
2.65%, 10/1/2018	10,000,000	10,039,466

		16,159,505

Health Care Providers & Services 1.0%
Dignity Health,
2.64%, 11/1/2019	6,000,000	5,992,769
Express Scripts Holding Co.,
3.30%, 2/25/2021	3,000,000	3,047,084
Laboratory Corp. of America Holdings,
2.63%, 2/1/2020	10,000,000	10,026,330

		19,066,183

Hotels, Restaurants & Leisure 0.0%†
1011778 BC ULC,
5.00%, 10/15/2025 (a)	1,000,000	1,007,500

Household Durables 0.8%
Newell Brands, Inc.,
2.60%, 3/29/2019	10,000,000	10,034,157
3.15%, 4/1/2021	5,000,000	5,055,939

		15,090,096

Industrial Conglomerates 0.8%
Honeywell International, Inc.,
(ICE LIBOR USD 3 Month + 0.28%), 1.66%, 10/30/2019 (e)	10,000,000	10,031,082
Ingersoll-Rand Luxembourg Finance SA,
2.63%, 5/1/2020	5,000,000	4,998,648

		15,029,730

Insurance 2.8%
Metropolitan Life Global Funding I,
1.50%, 1/10/2018 (a)	5,000,000	4,999,466
(ICE LIBOR USD 3 Month + 0.34%), 1.91%, 9/14/2018 (a)(e)	15,000,000	15,013,443
2.30%, 4/10/2019 (a)	7,000,000	7,009,725
New York Life Global Funding,
(ICE LIBOR USD 3 Month + 0.39%), 1.75%, 10/24/2019 (a)(e)	15,000,000	15,074,526
Nuveen Finance LLC,
2.95%, 11/1/2019 (a)	11,500,000	11,609,946

		53,707,106

Media 1.1%
Charter Communications Operating LLC,
3.58%, 7/23/2020	10,000,000	10,186,410
NBCUniversal Enterprise, Inc.,
(ICE LIBOR USD 3 Month + 0.69%), 2.04%, 4/15/2018 (a)(e)	10,000,000	10,016,286

		20,202,696

Multiline Retail 0.1%
Dollar Tree, Inc.,
5.75%, 3/1/2023	2,500,000	2,618,750

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels 5.8%
Anadarko Petroleum Corp.,
4.85%, 3/15/2021	$18,250,000	$19,272,661
BP Capital Markets plc,
(ICE LIBOR USD 3 Month + 0.63%), 2.30%, 9/26/2018 (e)	10,000,000	10,037,291
3.81%, 2/10/2024	5,000,000	5,256,311
Canadian Natural Resources Ltd.,
2.95%, 1/15/2023	8,000,000	7,964,176
Enbridge Energy Partners LP,
Series B, 6.50%, 4/15/2018	7,700,000	7,802,040
Energy Transfer Equity LP,
4.25%, 3/15/2023 (f)	9,000,000	8,932,500
Energy Transfer LP,
5.20%, 2/1/2022	3,500,000	3,736,715
Kinder Morgan Energy Partners LP,
5.00%, 10/1/2021	13,000,000	13,856,114
Marathon Oil Corp.,
2.80%, 11/1/2022	4,000,000	3,961,031
3.85%, 6/1/2025 (f)	5,000,000	5,089,684
MPLX LP,
4.50%, 7/15/2023	5,000,000	5,282,602
NGPL PipeCo LLC,
4.38%, 8/15/2022 (a)	750,000	762,656
Noble Energy, Inc.,
3.90%, 11/15/2024	7,250,000	7,454,332
Sabine Pass Liquefaction LLC,
5.75%, 5/15/2024	6,000,000	6,668,886
Spectra Energy Partners LP,
2.95%, 9/25/2018	5,500,000	5,533,051

		111,610,050

Pharmaceuticals 0.9%
Allergan Funding SCS,
3.45%, 3/15/2022	10,000,000	10,160,541
Forest Laboratories LLC,
4.88%, 2/15/2021 (a)	930,000	984,432
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/2021	6,000,000	5,480,823

		16,625,796

Semiconductors & Semiconductor Equipment 0.9%
Broadcom Corp.,
2.38%, 1/15/2020 (a)	10,000,000	9,932,371
QUALCOMM, Inc.,
2.60%, 1/30/2023	8,000,000	7,803,332

		17,735,703

Thrifts & Mortgage Finance 0.3%
BPCE SA,
5.70%, 10/22/2023 (a)	6,000,000	6,647,916

Trading Companies & Distributors 0.7%
GATX Corp.,
2.38%, 7/30/2018	5,000,000	5,004,506
2.60%, 3/30/2020 (f)	9,000,000	8,997,716

		14,002,222

Total Corporate Bonds (cost $836,292,199)		838,178,076

14

Statement of Investments (Continued)

December 31, 2017

NVIT Short Term Bond Fund (Continued)

Loan Participations 0.9%

	Principal Amount	Value

Health Care Providers & Services 0.1%
Community Health Systems, Inc., 1st Lien Tranche G Term Loan, (ICE LIBOR USD 3 Month + 2.75%), 4.23%, 12/31/2019 (e)	$756,439	$731,598
Community Health Systems, Inc., 1st Lien Tranche H Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.48%, 1/27/2021 (e)	1,400,704	1,334,843

		2,066,441

IT Services 0.3%
First Data Corp., 1st Lien New Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.80%, 7/8/2022 (e)	5,268,103	5,271,000

Software 0.5%
TIBCO Software, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 5.07%, 12/4/2020 (e)	9,726,313	9,744,598

Total Loan Participation (cost $16,885,186)		17,082,039

Mortgage-Backed Securities 0.1%
FHLMC Non Gold Pool
Pool# 1Q0648 3.25%, 6/1/2037 (b)	720,533	751,635
Pool# 1B3601 3.82%, 10/1/2037 (b)	141,773	149,109
FNMA Pool
Pool# 747271 3.64%, 7/1/2034 (b)	816,261	864,095
Pool# 886345 3.35%, 8/1/2036 (b)	70,304	71,294
Pool# 893776 3.38%, 9/1/2036 (b)	15,179	15,228
Pool# 949691 3.48%, 9/1/2037 (b)	245,306	242,248

Total Mortgage-Backed Securities (cost $2,059,939)		2,093,609

Municipal Bond 0.4%
New Jersey 0.4%
New Jersey Transportation Trust Fund Authority, RB, Series B, 1.76%, 12/15/2018	8,000,000	7,951,600

Total Municipal Bond (cost $8,000,000)		7,951,600

U.S. Treasury Obligations 21.5%
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2022 (g)	15,000,000	15,106,763
0.13%, 7/15/2022 (g)	73,000,000	78,196,195

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes
0.75%, 2/28/2018	$20,000,000	$19,981,200
1.50%, 10/31/2019	4,000,000	3,972,500
1.75%, 11/30/2019 (f)	15,000,000	14,962,500
1.50%, 8/15/2020 (f)	20,000,000	19,778,906
1.63%, 10/15/2020	10,000,000	9,911,328
1.75%, 11/15/2020 (f)	15,000,000	14,913,867
1.38%, 4/30/2021 (f)	10,000,000	9,783,594
1.75%, 11/30/2021 (f)	70,000,000	69,023,829
2.00%, 5/31/2024	60,000,000	58,879,687
2.38%, 8/15/2024	50,000,000	50,160,156
2.25%, 10/31/2024	10,000,000	9,953,906
2.25%, 11/15/2024	15,000,000	14,922,656
2.00%, 8/15/2025	15,000,000	14,623,242
2.25%, 11/15/2025	6,000,000	5,947,266

Total U.S. Treasury Obligations (cost $414,195,368)		410,117,595

Repurchase Agreements 0.7%
ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $7,390,431, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 -12/20/2047; total market value $7,537,050. (h)(i)	7,389,265	7,389,265
Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $5,000,778, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 -8/15/2047; total market value $5,100,001. (h)(i)	5,000,000	5,000,000

Total Repurchase Agreements (cost $12,389,265)		12,389,265

Total Investments (cost $1,902,114,424) — 99.4%		1,900,773,542

Other assets in excess of liabilities — 0.6%		11,045,709

NET ASSETS — 100.0%		$1,911,819,251

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $685,689,347 which represents 35.87% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2017.

15

Statement of Investments (Continued)

December 31, 2017

NVIT Short Term Bond Fund (Continued)

(c)	Value determined using significant unobservable inputs.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2017.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.

(f)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $134,935,297. which was collateralized by cash used to purchase repurchase agreements with a value of $12,389,265 and by $125,802,022 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 8.50%, and maturity dates ranging from 1/4/2018 - 2/15/2047, a total value of $138,191,287.

(g)	Principal amounts are not adjusted for inflation.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $12,389,265.
(i)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CLO	Collateralized Loan Obligations

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	395	3/2018	USD	84,573,203	(191,788)

					(191,788)

Short Contracts
U.S. Treasury 10 Year Note	(971)	3/2018	USD	(120,449,515)	771,435
U.S. Treasury 5 Year Note	(203)	3/2018	USD	(23,581,305)	(5,276)

					766,159

					574,371

At December 31, 2017, the Fund had $1,046,421 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2017

NVIT Short Term Bond Fund
Assets:
Investment securities, at value* (cost $1,889,725,159)	$1,888,384,277
Repurchase agreements, at value (cost $12,389,265)	12,389,265
Cash	14,533,311
Deposits with broker for futures contracts	1,046,421
Interest receivable	8,960,154
Security lending income receivable	8,665
Receivable for investments sold	51,696
Receivable for capital shares issued	380,563
Prepaid expenses	2,932

Total Assets	1,925,757,284

Liabilities:
Payable for capital shares redeemed	200,904
Payable for variation margin on futures contracts	604,665
Payable upon return of securities loaned (Note 2)	12,389,265
Accrued expenses and other payables:
Investment advisory fees	555,716
Fund administration fees	58,509
Distribution fees	34,931
Administrative servicing fees	29,023
Accounting and transfer agent fees	2,871
Trustee fees	296
Custodian fees	9,390
Compliance program costs (Note 3)	1,864
Professional fees	33,526
Printing fees	6,556
Other	10,517

Total Liabilities	13,938,033

Net Assets	$1,911,819,251

Represented by:
Capital	$1,946,107,606
Accumulated undistributed net investment income	2,992,943
Accumulated net realized losses from investment securities and futures contracts	(36,514,787)
Net unrealized appreciation/(depreciation) in investment securities	(1,340,882)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	574,371

Net Assets	$1,911,819,251

Net Assets:
Class I Shares	$61,164,119
Class II Shares	163,790,636
Class Y Shares	1,686,864,496

Total	$1,911,819,251

17

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Short Term Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,950,692
Class II Shares	16,004,562
Class Y Shares	164,171,045

Total	186,126,299

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.28
Class II Shares	$10.23
Class Y Shares	$10.28

*	Includes value of securities on loan of $134,935,297 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2017

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$39,613,613
Income from securities lending (Note 2)	77,753
Dividend income	4,557

Total Income	39,695,923

EXPENSES:
Investment advisory fees	6,480,854
Fund administration fees	550,671
Distribution fees Class II Shares	417,341
Administrative servicing fees Class I Shares	78,240
Administrative servicing fees Class II Shares	250,405
Professional fees	93,696
Printing fees	15,097
Trustee fees	57,208
Custodian fees	68,431
Accounting and transfer agent fees	19,338
Compliance program costs (Note 3)	7,650
Other	35,999

Total Expenses	8,074,930

NET INVESTMENT INCOME	31,620,993

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	2,979,385
Expiration or closing of futures contracts (Note 2)	(3,161,484)

Net realized losses	(182,099)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	4,795,764
Futures contracts (Note 2)	1,214,299
Net change in unrealized appreciation/depreciation	6,010,063
Net realized/unrealized gains	5,827,964

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,448,957

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$31,620,993	$33,695,253
Net realized losses	(182,099)	(11,337,912)
Net change in unrealized appreciation/depreciation	6,010,063	31,791,987

Change in net assets resulting from operations	37,448,957	54,149,328

Distributions to Shareholders From:
Net investment income:
Class I	(1,166,713)	(881,191)
Class II	(2,732,533)	(2,701,490)
Class Y	(34,356,111)	(33,136,019)

Change in net assets from shareholder distributions	(38,255,357)	(36,718,700)

Change in net assets from capital transactions	72,431,429	(145,069,346)

Change in net assets	71,625,029	(127,638,718)

Net Assets:
Beginning of year	1,840,194,222	1,967,832,940

End of year	$1,911,819,251	$1,840,194,222

Accumulated undistributed net investment income at end of year	$2,992,943	$2,832,554

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$18,695,640	$37,232,754
Dividends reinvested	1,166,713	881,191
Cost of shares redeemed	(5,838,799)	(19,353,209)

Total Class I Shares	14,023,554	18,760,736

Class II Shares
Proceeds from shares issued	30,200,002	39,375,740
Dividends reinvested	2,732,533	2,701,490
Cost of shares redeemed	(30,848,506)	(27,525,243)

Total Class II Shares	2,084,029	14,551,987

Class Y Shares
Proceeds from shares issued	105,943,284	60,856,812
Dividends reinvested	34,356,111	33,136,019
Cost of shares redeemed	(83,975,549)	(272,374,900)

Total Class Y Shares	56,323,846	(178,382,069)

Change in net assets from capital transactions	$72,431,429	$(145,069,346)

20

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	1,788,719	3,567,703
Reinvested	113,316	85,642
Redeemed	(560,190)	(1,848,362)

Total Class I Shares	1,341,845	1,804,983

Class II Shares
Issued	2,920,175	3,813,915
Reinvested	266,425	263,827
Redeemed	(2,979,177)	(2,671,175)

Total Class II Shares	207,423	1,406,567

Class Y Shares
Issued	10,204,299	5,872,991
Reinvested	3,337,212	3,223,452
Redeemed	(8,070,589)	(26,301,706)

Total Class Y Shares	5,470,922	(17,205,263)

Total change in shares	7,020,190	(13,993,713)

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2017	$10.28	0.16	0.04	0.20	(0.20)	–	(0.20)	–	$10.28	1.95%		$61,164,119	0.54%	1.57%	0.54%	48.64%
Year Ended December 31, 2016	$10.20	0.17	0.11	0.28	(0.20)	–	(0.20)	–	$10.28	2.75%		$47,390,443	0.54%	1.67%	0.54%	40.85%
Year Ended December 31, 2015	$10.41	0.15	(0.16)	(0.01)	(0.20)	–	(0.20)	–	$10.20	(0.08%	)	$28,595,956	0.53%	1.45%	0.53%	26.53%
Year Ended December 31, 2014	$10.45	0.13	(0.05)	0.08	(0.12)	–	(0.12)	–	$10.41	0.77%		$25,748,537	0.53%	1.22%	0.53%	34.32%
Year Ended December 31, 2013	$10.56	0.14	(0.10)	0.04	(0.14)	(0.01)	(0.15)	–	$10.45	0.33%		$35,866,975	0.54%	1.36%	0.54%	40.88%

Class II Shares
Year Ended December 31, 2017	$10.24	0.14	0.02	0.16	(0.17)	–	(0.17)	–	$10.23	1.58%		$163,790,636	0.79%	1.31%	0.79%	48.64%
Year Ended December 31, 2016	$10.16	0.15	0.10	0.25	(0.17)	–	(0.17)	–	$10.24	2.49%		$161,717,209	0.79%	1.43%	0.79%	40.85%
Year Ended December 31, 2015	$10.37	0.12	(0.16)	(0.04)	(0.17)	–	(0.17)	–	$10.16	(0.34%	)	$146,160,520	0.79%	1.19%	0.79%	26.53%
Year Ended December 31, 2014	$10.42	0.10	(0.05)	0.05	(0.10)	–	(0.10)	–	$10.37	0.49%		$138,578,470	0.78%	0.96%	0.78%	34.32%
Year Ended December 31, 2013	$10.53	0.12	(0.11)	0.01	(0.11)	(0.01)	(0.12)	–	$10.42	0.11%		$120,240,147	0.79%	1.12%	0.79%	40.88%

Class Y Shares
Year Ended December 31, 2017	$10.28	0.18	0.03	0.21	(0.21)	–	(0.21)	–	$10.28	2.08%		$1,686,864,496	0.39%	1.71%	0.39%	48.64%
Year Ended December 31, 2016	$10.19	0.19	0.11	0.30	(0.21)	–	(0.21)	–	$10.28	2.97%		$1,631,086,570	0.39%	1.83%	0.39%	40.85%
Year Ended December 31, 2015	$10.40	0.16	(0.15)	0.01	(0.22)	–	(0.22)	–	$10.19	0.06%		$1,793,076,464	0.39%	1.57%	0.39%	26.53%
Year Ended December 31, 2014	$10.45	0.14	(0.05)	0.09	(0.14)	–	(0.14)	–	$10.40	0.87%		$2,898,288,910	0.38%	1.35%	0.38%	34.32%
Year Ended December 31, 2013	$10.56	0.16	(0.11)	0.05	(0.15)	(0.01)	(0.16)	–	$10.45	0.46%		$2,010,956,352	0.39%	1.51%	0.39%	40.88%

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds and NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

24

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$481,482,990	$4,578,269	$486,061,259
Collateralized Mortgage Obligations	—	74,889,034	—	74,889,034
Commercial Mortgage-Backed Securities	—	52,011,065	—	52,011,065
Corporate Bonds	—	838,178,076	—	838,178,076
Futures Contracts	771,435	—	—	771,435
Loan Participations	—	17,082,039	—	17,082,039
Mortgage-Backed Securities	—	2,093,609	—	2,093,609
Municipal Bond	—	7,951,600	—	7,951,600
Repurchase Agreements	—	12,389,265	—	12,389,265
U.S. Treasury Obligations	—	410,117,595	—	410,117,595
Total Assets	$771,435	$1,896,195,273	$4,578,269	$1,901,544,977
Liabilities:
Futures Contracts	$(197,064)	$—	$—	$(197,064)
Total Liabilities	$(197,064)	$—	$—	$(197,064)
Total	$574,371	$1,896,195,273	$4,578,269	$1,901,347,913

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

25

Notes to Financial Statements (Continued)

December 31, 2017

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Asset-Backed Securities	Total
Balance as of 12/31/2016	$12,689,744	$12,689,744
Accrued Accretion/(Amortization)	2,624	2,624
Realized Gains (Losses)	12,991	12,991
Change in Unrealized Appreciation/Depreciation	139,580	139,580
Purchases	—	—
Sales	(4,450,146)	(4,450,146)
Transfers Into Level 3	—	—
Transfers Out of Level 3	(3,816,524)	(3,816,524)
Balance as of 12/31/2017	$4,578,269	$4,578,269
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2017*	$139,580	$139,580

Amounts designated as “–” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures

26

Notes to Financial Statements (Continued)

December 31, 2017

contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$771,435
Total		$771,435
Liabilities:
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	$(197,064)
Total		$(197,064)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Interest rate risk	$(3,161,484)
Total	$(3,161,484)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$1,214,299
Total	$1,214,299

27

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$200,049,140
Average Notional Balance Short	$164,908,412

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $12,389,265, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

28

Notes to Financial Statements (Continued)

December 31, 2017

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% -4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

29

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$7,389,265	$—	$7,389,265	$(7,389,265)	$—
Nomura Securities International, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$12,389,265	$—	$12,389,265	$(12,389,265)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to paydown reclass. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

30

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities and Futures Contracts
$—	$6,794,753	$(6,794,753)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.35%
$1 billion and up to $1.5 billion	0.34%
$1.5 billion and more	0.33%

31

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.34%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $1,572,348.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $550,671 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $7,650.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $328,645.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting

32

Notes to Financial Statements (Continued)

December 31, 2017

the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $1,027,737,967 and sales of $903,238,260 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2017, the Fund had purchases of $339,457,356 and sales of $76,700,245 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank

33

Notes to Financial Statements (Continued)

December 31, 2017

loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$38,255,357	$—	$38,255,357	$—	$38,255,357

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

34

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$36,718,700	$—	$36,718,700	$—	$36,718,700

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,557,544	$—	$4,557,544	$(35,940,416)	$(2,905,483)	$(34,288,355)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,904,253,396	$7,131,190	$(10,036,673)	$(2,905,483)

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$35,940,416	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Short Term Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

42

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2017

NVIT Nationwide Fund

AR-NAT 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Nationwide Fund

For the annual period ended December 31, 2017, the NVIT Nationwide Fund (Class I) returned 20.52% versus 21.83% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 65 funds as of December 31, 2017) was 19.41% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

On November 16, 2017, HighMark Capital Management, Inc. (HighMark) resigned as subadviser to the Fund, and was replaced with AQR Capital Management, LLC (AQR). Nationwide Fund Advisors, the investment adviser to the Fund, has provided commentary for the period from January 1, 2017, through November 16, 2017. Commentary from AQR covers the period from November 16, 2017, through December 31, 2017.

The following commentary is provided by Nationwide Fund Advisors

For the period from January 1, 2017, to November 16, 2017, the Fund returned 18.05% versus 17.57% for its benchmark, the S&P 500. Domestic equities broadly traded higher over period. Nine out of eleven sectors posted gains, with Information Technology and Consumer Discretionary leading the way. Telecommunication Services and Energy were the two worst-performing sectors.

Top 3 Contributors:

1.	Health Care: The Fund’s stock selection and sector positioning both contributed positively to relative return. Overall, the sector returned 20.1% within the benchmark. Stock selection and overweight sector positioning in the Fund both contributed 0.7% to relative return.

2.	Materials: The Fund’s stock selection contributed positively to relative return. Overall, the sector returned 18.8% within the benchmark. Stock selection in the Fund led to relative return of 0.3%.
3.	Telecommunication Services: The Fund’s sector positioning contributed positively to relative return. Overall, the sector registered -14.3% within the benchmark. Underweight sector positioning in the Fund led to relative return of 0.2%.

Top 3 Detractors:

1.	Consumer Staples: The Fund’s stock selection was a detractor from relative return. Overall, the sector gained 8.9% within the benchmark. Poor stock selection in the Fund detracted 0.6% from relative performance.

2.	Financials: The Fund’s stock selection was a detractor from relative return. Overall, the sector gained 14.0% within the benchmark. Poor stock selection in the Fund detracted 0.5% from relative performance.

3.	Industrials: The Fund’s stock selection was a detractor from relative return. Overall, the sector gained 13.3% within the benchmark. Poor stock selection in the Fund detracted 0.3% from relative performance.

The Fund utilized U.S. dollar futures for cash exposure during the reporting period. Average weight to futures was 0.02%, and impact to performance was minimal.

The following commentary is provided by AQR Capital Management, LLC

The period from November 16, 2017, through December 31, 2017, marked the continuation of a strong year for developed equity markets. U.S. markets in particular reached record highs amid historically low volatility. U.S. equities were aided by better-than-expected earnings reports, notably in the technology sector, plus stronger-than-expected growth data and the signing into law of the Tax Cuts and Jobs Act, which will provide a meaningful cut to the corporate tax rate starting in 2018. November and December were also strong months for Asian equity markets, buoyed by strong global growth data and continued monetary accommodation by the Bank of Japan. European equities were lower, in part due to increased political uncertainty in Spain and Germany as well as concerns around

4

Fund Commentary (cont.)	NVIT Nationwide Fund

the upcoming election in Italy. A stronger euro also weighed on export prospects.

The Fund employs a diverse set of fundamental inputs and applies them in a disciplined and systematic manner. Importantly, AQR’s investment process is systematic in that our models and portfolio construction process drive the buying and selling of securities. The Fund seeks to identify companies with low overall macroeconomic risk, stable profitability and healthy balance sheets. We expect the Fund to deliver long-term returns similar to those of the S&P 500 with a significant reduction in volatility.

Sector selection accounted for the majority of underperformance relative to the benchmark, primarily due to an overweight in Utilities and an underweight in Telecommunication Services. Conversely, underweights in Information Technology and Real Estate contributed positively. Stock selection within sectors also detracted from performance, with Health Care and Industrials constituting the worst-performing sectors. On the other hand, stock selection within Consumer Discretionary and Information Technology contributed to returns.

The Fund ended the reporting period with a highly diversified portfolio of 217 stocks and was positioned with an overweight in the Utilities and Consumer Staples sectors relative to the benchmark as well as an underweight in the Energy and Information Technology sectors.

During the period, the Fund utilized equities and equity index futures. These derivatives performed as expected and allowed the Fund to gain exposure to the equity market.

Subadviser:

AQR Capital Management, LLC

Portfolio Managers:

Michele L. Aghassi, Ph.D.; Andrea Frazzini, Ph.D.; Jacques A. Friedman; Hoon Kim, Ph.D., CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Nationwide Fund

Asset Allocation†

Common Stocks	98.7%
Exchange Traded Fund	0.5%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries††

Insurance	6.4%
Electric Utilities	5.0%
Banks	4.9%
Aerospace & Defense	4.9%
IT Services	4.8%
Capital Markets	4.1%
Software	3.9%
Health Care Providers & Services	3.7%
Specialty Retail	3.7%
Beverages	3.7%
Other Industries	54.9%
100.0%

Top Holdings††

Lowe’s Cos., Inc.	1.7%
Home Depot, Inc. (The)	1.7%
Cisco Systems, Inc.	1.6%
PepsiCo, Inc.	1.5%
UnitedHealth Group, Inc.	1.5%
Microsoft Corp.	1.5%
General Dynamics Corp.	1.5%
Johnson & Johnson	1.5%
Philip Morris International, Inc.	1.4%
Coca-Cola Co. (The)	1.4%
Other Holdings	84.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Nationwide Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	20.52%	14.78%	6.70%
Class II	20.24%	14.50%	6.44%
Class IV	20.54%	14.77%	6.70%
S&P 500® Index	21.83%	15.79%	8.50%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.79%
Class II	1.04%
Class IV	0.79%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Nationwide Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,108.90	4.20	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79
Class II Shares	Actual	(b)	1,000.00	1,108.00	5.53	1.04
	Hypothetical	(b)(c)	1,000.00	1,019.96	5.30	1.04
Class IV Shares	Actual	(b)	1,000.00	1,109.00	4.20	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Nationwide Fund

Common Stocks 98.7%

	Shares	Value

Aerospace & Defense 4.8%
Boeing Co. (The)	26,119	$7,702,754
General Dynamics Corp.	55,525	11,296,561
L3 Technologies, Inc.	35,520	7,027,632
Lockheed Martin Corp.	7,798	2,503,548
Northrop Grumman Corp.	17,536	5,381,974
Raytheon Co.	18,229	3,424,318

		37,336,787

Air Freight & Logistics 0.3%
Expeditors International of Washington, Inc.	38,692	2,502,985

Airlines 0.7%
Delta Air Lines, Inc.	26,538	1,486,128
Southwest Airlines Co.	59,783	3,912,797

		5,398,925

Auto Components 0.4%
Aptiv plc	27,525	2,334,946
Delphi Technologies plc*	9,175	481,412

		2,816,358

Banks 4.9%
Bank of the Ozarks, Inc.	65,200	3,158,940
FNB Corp.	15,280	211,170
Huntington Bancshares, Inc.	236,349	3,441,241
JPMorgan Chase & Co.	70,245	7,512,000
KeyCorp	87,881	1,772,560
M&T Bank Corp.	12,488	2,135,323
Signature Bank*	22,700	3,115,802
SVB Financial Group*	3,358	785,000
TCF Financial Corp.	30,105	617,152
US Bancorp	122,310	6,553,370
Wells Fargo & Co.	143,776	8,722,890

		38,025,448

Beverages 3.6%
Coca-Cola Co. (The)	237,699	10,905,630
Constellation Brands, Inc., Class A	2,369	541,482
Dr Pepper Snapple Group, Inc.	8,849	858,884
Monster Beverage Corp.*	66,102	4,183,596
PepsiCo, Inc.	97,664	11,711,867

		28,201,459

Biotechnology 0.8%
Biogen, Inc.*	1,656	527,552
Bioverativ, Inc.*	19,777	1,066,376
Exelixis, Inc.*	17,003	516,891
Vertex Pharmaceuticals, Inc.*	27,175	4,072,445

		6,183,264

Building Products 0.4%
Masco Corp.	61,863	2,718,260

Capital Markets 4.0%
Ameriprise Financial, Inc.	17,019	2,884,210
Cboe Global Markets, Inc.	68,906	8,584,999
CME Group, Inc.	52,503	7,668,063
Franklin Resources, Inc.	6,276	271,939
MarketAxess Holdings, Inc.	17,786	3,588,325
MSCI, Inc.	29,525	3,736,093

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
SEI Investments Co.	27,358	$1,965,946
State Street Corp.	3,632	354,520
T. Rowe Price Group, Inc.	22,170	2,326,298

		31,380,393

Chemicals 1.9%
Air Products & Chemicals, Inc.	4,353	714,240
DowDuPont, Inc.	121,399	8,646,037
Ecolab, Inc.	16,629	2,231,279
International Flavors & Fragrances, Inc.	996	152,000
LyondellBasell Industries NV, Class A	1,424	157,096
NewMarket Corp.	1,350	536,476
PPG Industries, Inc.	19,121	2,233,715
WR Grace & Co.	2,555	179,182

		14,850,025

Commercial Services & Supplies 1.6%
Republic Services, Inc.	40,695	2,751,389
Rollins, Inc.	53,984	2,511,875
Waste Management, Inc.	78,320	6,759,016

		12,022,280

Communications Equipment 2.3%
Arista Networks, Inc.*	3,817	899,209
Cisco Systems, Inc.	328,371	12,576,609
F5 Networks, Inc.*	32,264	4,233,682

		17,709,500

Construction & Engineering 0.2%
Jacobs Engineering Group, Inc.	24,239	1,598,804

Consumer Finance 0.7%
Discover Financial Services	72,035	5,540,932

Distributors 0.4%
Pool Corp.	21,071	2,731,855

Diversified Consumer Services 1.1%
H&R Block, Inc.	255,104	6,688,827
Service Corp. International	51,783	1,932,541

		8,621,368

Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	59,316	3,139,596

Electric Utilities 4.9%
Alliant Energy Corp.	5,271	224,597
American Electric Power Co., Inc.	94,272	6,935,591
Duke Energy Corp.	15,983	1,344,330
Edison International	81,687	5,165,886
Eversource Energy	52,192	3,297,491
NextEra Energy, Inc.	36,477	5,697,343
PG&E Corp.	45,956	2,060,207
Pinnacle West Capital Corp.	74,217	6,321,804
Westar Energy, Inc.	43,648	2,304,614
Xcel Energy, Inc.	98,606	4,743,935

		38,095,798

10

Statement of Investments (Continued)

December 31, 2017

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electrical Equipment 0.5%
Eaton Corp. plc	43,101	$3,405,410
Emerson Electric Co.	8,211	572,225

		3,977,635

Electronic Equipment, Instruments & Components 1.5%
Amphenol Corp., Class A	4,613	405,021
Cognex Corp.	5,938	363,168
Coherent, Inc.*	4,226	1,192,662
Dolby Laboratories, Inc., Class A	10,206	632,772
FLIR Systems, Inc.	89,569	4,175,707
IPG Photonics Corp.*	4,285	917,547
National Instruments Corp.	24,269	1,010,318
Trimble, Inc.*	81,270	3,302,813

		12,000,008

Food & Staples Retailing 1.7%
Sysco Corp.	101,622	6,171,504
US Foods Holding Corp.*	59,282	1,892,875
Wal-Mart Stores, Inc.	49,999	4,937,401

		13,001,780

Food Products 2.4%
Blue Buffalo Pet Products, Inc.*	24,188	793,125
Campbell Soup Co.	39,455	1,898,180
Flowers Foods, Inc.	126,168	2,436,304
Hershey Co. (The)	24,932	2,830,031
Hormel Foods Corp.	56,191	2,044,791
Ingredion, Inc.	9,255	1,293,849
McCormick & Co., Inc. (Non-Voting)	2,209	225,119
Mondelez International, Inc., Class A	95,057	4,068,440
Tyson Foods, Inc., Class A	35,320	2,863,392

		18,453,231

Gas Utilities 0.8%
Atmos Energy Corp.	33,816	2,904,456
UGI Corp.	68,903	3,234,996

		6,139,452

Health Care Equipment & Supplies 3.4%
Abbott Laboratories	86,237	4,921,545
ABIOMED, Inc.*	11,351	2,127,291
Align Technology, Inc.*	7,725	1,716,418
Baxter International, Inc.	161,439	10,435,417
IDEXX Laboratories, Inc.*	5,128	801,917
Intuitive Surgical, Inc.*	13,983	5,102,956
Varian Medical Systems, Inc.*	9,360	1,040,364

		26,145,908

Health Care Providers & Services 3.7%
Aetna, Inc.	41,207	7,433,331
AmerisourceBergen Corp.	2,227	204,483
Anthem, Inc.	16,402	3,690,614
Cigna Corp.	7,036	1,428,941
Humana, Inc.	16,569	4,110,272
UnitedHealth Group, Inc.	52,413	11,554,970

		28,422,611

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 2.6%
Aramark	50,760	$2,169,482
Darden Restaurants, Inc.	14,275	1,370,686
Domino’s Pizza, Inc.	3,770	712,379
McDonald’s Corp.	21,933	3,775,108
Royal Caribbean Cruises Ltd.	21,065	2,512,633
Starbucks Corp.	120,642	6,928,470
Yum Brands, Inc.	32,660	2,665,383

		20,134,141

Household Durables 0.8%
Garmin Ltd.	26,273	1,565,083
Mohawk Industries, Inc.*	15,526	4,283,623

		5,848,706

Household Products 2.0%
Clorox Co. (The)	21,036	3,128,895
Colgate-Palmolive Co.	32,212	2,430,395
Procter & Gamble Co. (The)	103,953	9,551,202

		15,110,492

Industrial Conglomerates 1.4%
3M Co.	25,461	5,992,756
Honeywell International, Inc.	33,390	5,120,690

		11,113,446

Insurance 6.4%
Allstate Corp. (The)	78,364	8,205,494
American Financial Group, Inc.	35,972	3,904,401
Aon plc	9,975	1,336,650
Arch Capital Group Ltd.*	9,467	859,320
Axis Capital Holdings Ltd.	35,227	1,770,509
Chubb Ltd.	55,174	8,062,577
Erie Indemnity Co., Class A	2,424	295,340
First American Financial Corp.	2,739	153,493
FNF Group	134,190	5,265,616
Markel Corp.*	1,291	1,470,617
Marsh & McLennan Cos., Inc.	22,352	1,819,229
ProAssurance Corp.	7,790	445,198
Progressive Corp. (The)	151,005	8,504,602
Travelers Cos., Inc. (The)	33,881	4,595,619
WR Berkley Corp.	38,429	2,753,438

		49,442,103

Internet & Direct Marketing Retail 1.7%
Amazon.com, Inc.*	6,448	7,540,742
Netflix, Inc.*	8,873	1,703,261
Priceline Group, Inc. (The)*	1,732	3,009,766
Wayfair, Inc., Class A*	13,440	1,078,829

		13,332,598

Internet Software & Services 2.6%
Alphabet, Inc., Class A*	9,803	10,326,480
Facebook, Inc., Class A*	45,266	7,987,638
IAC/InterActiveCorp*	12,607	1,541,584

		19,855,702

IT Services 4.7%
Accenture plc, Class A	38,228	5,852,325
Amdocs Ltd.	32,379	2,120,177
Automatic Data Processing, Inc.	13,213	1,548,431

11

Statement of Investments (Continued)

December 31, 2017

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Cognizant Technology Solutions Corp., Class A	17,833	$1,266,500
Fidelity National Information Services, Inc.	42,930	4,039,284
Fiserv, Inc.*	5,141	674,139
Jack Henry & Associates, Inc.	14,105	1,649,721
Mastercard, Inc., Class A	43,092	6,522,405
Paychex, Inc.	29,252	1,991,476
Square, Inc., Class A*	53,064	1,839,729
Visa, Inc., Class A	80,801	9,212,930

		36,717,117

Life Sciences Tools & Services 2.4%
Agilent Technologies, Inc.	92,180	6,173,295
Illumina, Inc.*	6,381	1,394,185
Mettler-Toledo International, Inc.*	3,798	2,352,937
Thermo Fisher Scientific, Inc.	44,205	8,393,645

		18,314,062

Machinery 0.8%
Graco, Inc.	8,952	404,809
Illinois Tool Works, Inc.	6,594	1,100,209
Ingersoll-Rand plc	40,955	3,652,776
Pentair plc	15,733	1,111,065
Toro Co. (The)	2,994	195,299

		6,464,158

Media 1.3%
Comcast Corp., Class A	128,299	5,138,375
Live Nation Entertainment, Inc.*	36,521	1,554,699
Walt Disney Co. (The)	28,194	3,031,137

		9,724,211

Multi-Utilities 3.1%
Ameren Corp.	146,883	8,664,628
CMS Energy Corp.	53,868	2,547,956
Consolidated Edison, Inc.	46,114	3,917,384
Dominion Energy, Inc.	2,364	191,626
Public Service Enterprise Group, Inc.	72,001	3,708,052
WEC Energy Group, Inc.	70,397	4,676,473

		23,706,119

Oil, Gas & Consumable Fuels 1.5%
Chevron Corp.	23,026	2,882,625
ConocoPhillips	21,950	1,204,835
Exxon Mobil Corp.	45,718	3,823,854
Phillips 66	34,169	3,456,194

		11,367,508

Personal Products 0.8%
Estee Lauder Cos., Inc. (The), Class A	25,660	3,264,979
Nu Skin Enterprises, Inc., Class A	43,540	2,970,734

		6,235,713

Pharmaceuticals 3.6%
Bristol-Myers Squibb Co.	49,677	3,044,207
Eli Lilly & Co.	39,376	3,325,697
Johnson & Johnson	79,759	11,143,927
Merck & Co., Inc.	92,218	5,189,107
Pfizer, Inc.	136,603	4,947,761

		27,650,699

Common Stocks (continued)

	Shares	Value

Professional Services 0.4%
Robert Half International, Inc.	58,767	$3,263,919

Road & Rail 0.4%
CSX Corp.	9,261	509,448
Kansas City Southern	2,547	267,995
Landstar System, Inc.	23,380	2,433,858

		3,211,301

Semiconductors & Semiconductor Equipment 2.6%
Applied Materials, Inc.	37,586	1,921,397
Broadcom Ltd.	8,548	2,195,981
Intel Corp.	18,801	867,854
Marvell Technology Group Ltd.	28,607	614,192
Maxim Integrated Products, Inc.	18,225	952,803
NVIDIA Corp.	18,811	3,639,929
Skyworks Solutions, Inc.	15,197	1,442,955
Texas Instruments, Inc.	64,847	6,772,621
Xilinx, Inc.	30,503	2,056,512

		20,464,244

Software 3.9%
Adobe Systems, Inc.*	50,131	8,784,956
ANSYS, Inc.*	2,126	313,776
Cadence Design Systems, Inc.*	12,768	533,958
Electronic Arts, Inc.*	15,445	1,622,652
Intuit, Inc.	30,201	4,765,114
Manhattan Associates, Inc.*	3,567	176,709
Microsoft Corp.	132,974	11,374,596
Oracle Corp.	53,034	2,507,448

		30,079,209

Specialty Retail 3.6%
Home Depot, Inc. (The)	66,971	12,693,014
Lowe’s Cos., Inc.	143,713	13,356,686
Tractor Supply Co.	10,225	764,319
Williams-Sonoma, Inc.	27,880	1,441,396

		28,255,415

Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	32,696	5,533,144

Textiles, Apparel & Luxury Goods 0.5%
Lululemon Athletica, Inc.*	49,452	3,886,433

Tobacco 2.3%
Altria Group, Inc.	98,823	7,056,950
Philip Morris International, Inc.	105,073	11,100,963

		18,157,913

Trading Companies & Distributors 0.1%
Fastenal Co.	14,535	794,919

Water Utilities 1.1%
American Water Works Co., Inc.	76,145	6,966,506
Aqua America, Inc.	45,702	1,792,889

		8,759,395

12

Statement of Investments (Continued)

December 31, 2017

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Wireless Telecommunication Services 0.0%†
Telephone & Data Systems, Inc.	9,340	$259,652

Total Common Stocks (cost $658,127,627)		764,696,981

Exchange Traded Fund 0.5%
Exchange Traded Fund 0.5%
SPDR S&P 500 ETF Trust	15,066	4,020,513

Total Exchange Traded Fund (cost $3,895,322)		4,020,513

Total Investments (cost $662,022,949) — 99.2%		768,717,494

Other assets in excess of liabilities — 0.8%		6,113,654

NET ASSETS — 100.0%		$774,831,148

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2017

NVIT Nationwide Fund
Assets:
Investment securities, at value (cost $662,022,949)	$768,717,494
Cash	5,747,205
Interest and dividends receivable	1,111,202
Receivable for capital shares issued	22,042
Reclaims receivable	2,680
Due from broker	9
Prepaid expenses	1,193

Total Assets	775,601,825

Liabilities:
Payable for capital shares redeemed	173,221
Accrued expenses and other payables:
Investment advisory fees	385,321
Fund administration fees	29,226
Distribution fees	24,190
Administrative servicing fees	105,285
Accounting and transfer agent fees	228
Trustee fees	122
Custodian fees	4,463
Compliance program costs (Note 3)	745
Professional fees	18,481
Printing fees	23,990
Other	5,405

Total Liabilities	770,677

Net Assets	$774,831,148

Represented by:
Capital	$668,278,940
Accumulated undistributed net investment income	691,490
Accumulated net realized losses from investment securities and futures contracts	(833,827)
Net unrealized appreciation/(depreciation) in investment securities	106,694,545

Net Assets	$774,831,148

Net Assets:
Class I Shares	$539,162,094
Class II Shares	112,858,440
Class IV Shares	122,810,614

Total	$774,831,148

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	28,212,025
Class II Shares	5,928,378
Class IV Shares	6,429,123

Total	40,569,526

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.11
Class II Shares	$19.04
Class IV Shares	$19.10

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2017

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$13,796,838
Interest income	44,610
Income from securities lending (Note 2)	6,974

Total Income	13,848,422

EXPENSES:
Investment advisory fees	4,366,008
Fund administration fees	250,132
Distribution fees Class II Shares	279,134
Administrative servicing fees Class I Shares	780,703
Administrative servicing fees Class II Shares	167,482
Administrative servicing fees Class IV Shares	174,251
Professional fees	51,008
Printing fees	41,493
Trustee fees	22,680
Custodian fees	28,157
Accounting and transfer agent fees	1,288
Compliance program costs (Note 3)	3,032
Other	13,965

Total Expenses	6,179,333

NET INVESTMENT INCOME	7,669,089

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	126,519,918
Expiration or closing of futures contracts (Note 2)	893,866

Net realized gains	127,413,784

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	4,201,410
Futures contracts (Note 2)	40,839

Net change in unrealized appreciation/depreciation	4,242,249

Net realized/unrealized gains	131,656,033

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$139,325,122

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$7,669,089	$9,617,092
Net realized gains	127,413,784	35,539,345
Net change in unrealized appreciation/depreciation	4,242,249	30,578,197

Change in net assets resulting from operations	139,325,122	75,734,634

Distributions to Shareholders From:
Net investment income:
Class I	(5,202,031)	(6,825,075)
Class II	(831,896)	(1,264,711)
Class IV	(1,192,852)	(1,499,588)

Change in net assets from shareholder distributions	(7,226,779)	(9,589,374)

Change in net assets from capital transactions	(74,414,593)	(72,215,657)

Change in net assets	57,683,750	(6,070,397)

Net Assets:
Beginning of year	717,147,398	723,217,795

End of year	$774,831,148	$717,147,398

Accumulated undistributed net investment income at end of year	$691,490	$321,735

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$13,836,313	$20,929,001
Dividends reinvested	5,202,031	6,825,075
Cost of shares redeemed	(67,778,574)	(72,444,545)

Total Class I Shares	(48,740,230)	(44,690,469)

Class II Shares
Proceeds from shares issued	3,953,996	1,394,062
Dividends reinvested	831,896	1,264,711
Cost of shares redeemed	(23,631,756)	(21,911,095)

Total Class II Shares	(18,845,864)	(19,252,322)

Class IV Shares
Proceeds from shares issued	1,479,529	2,393,138
Dividends reinvested	1,192,852	1,499,588
Cost of shares redeemed	(9,500,880)	(12,165,592)

Total Class IV Shares	(6,828,499)	(8,272,866)

Change in net assets from capital transactions	$(74,414,593)	$(72,215,657)

16

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	792,236	1,416,412
Reinvested	272,500	421,717
Redeemed	(3,840,721)	(4,812,100)

Total Class I Shares	(2,775,985)	(2,973,971)

Class II Shares
Issued	218,728	97,709
Reinvested	43,738	78,396
Redeemed	(1,350,371)	(1,488,455)

Total Class II Shares	(1,087,905)	(1,312,350)

Class IV Shares
Issued	83,929	161,090
Reinvested	62,519	92,659
Redeemed	(538,294)	(823,626)

Total Class IV Shares	(391,846)	(569,877)

Total change in shares	(4,255,736)	(4,856,198)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$16.01	0.19	3.10	3.29	(0.19)	(0.19)	$19.11	20.52%	$539,162,094	0.79%	1.06%	0.79%	119.12%
Year Ended December 31, 2016	$14.57	0.21	1.45	1.66	(0.22)	(0.22)	$16.01	11.39%	$496,092,639	0.79%	1.42%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.04)	0.14	(0.19)	(0.19)	$14.57	0.94%	$494,724,121	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.19	0.16	1.43	1.59	(0.16)	(0.16)	$14.62	12.15%	$524,589,219	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013	$10.19	0.15	3.01	3.16	(0.16)	(0.16)	$13.19	31.10%	$497,167,860	0.79%	1.27%	0.79%	108.73%

Class II Shares
Year Ended December 31, 2017	$15.95	0.14	3.09	3.23	(0.14)	(0.14)	$19.04	20.24%	$112,858,440	1.04%	0.81%	1.04%	119.12%
Year Ended December 31, 2016	$14.51	0.17	1.45	1.62	(0.18)	(0.18)	$15.95	11.16%	$111,902,598	1.04%	1.17%	1.04%	58.09%
Year Ended December 31, 2015	$14.56	0.14	(0.04)	0.10	(0.15)	(0.15)	$14.51	0.66%	$120,873,283	1.04%	0.95%	1.04%	67.90%
Year Ended December 31, 2014	$13.14	0.12	1.43	1.55	(0.13)	(0.13)	$14.56	11.82%	$141,445,539	1.04%	0.88%	1.04%	47.32%
Year Ended December 31, 2013	$10.15	0.12	3.00	3.12	(0.13)	(0.13)	$13.14	30.79%	$159,365,672	1.04%	1.02%	1.04%	108.73%

Class IV Shares
Year Ended December 31, 2017	$16.00	0.19	3.10	3.29	(0.19)	(0.19)	$19.10	20.54%	$122,810,614	0.79%	1.06%	0.79%	119.12%
Year Ended December 31, 2016	$14.56	0.21	1.45	1.66	(0.22)	(0.22)	$16.00	11.40%	$109,152,161	0.79%	1.41%	0.79%	58.09%
Year Ended December 31, 2015	$14.62	0.18	(0.05)	0.13	(0.19)	(0.19)	$14.56	0.87%	$107,620,391	0.79%	1.20%	0.79%	67.90%
Year Ended December 31, 2014	$13.18	0.16	1.44	1.60	(0.16)	(0.16)	$14.62	12.23%	$115,368,233	0.79%	1.13%	0.79%	47.32%
Year Ended December 31, 2013	$10.19	0.15	3.00	3.15	(0.16)	(0.16)	$13.18	31.00%	$111,104,753	0.79%	1.27%	0.79%	108.73%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class IV shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might

20

Notes to Financial Statements (Continued)

December 31, 2017

reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to for the purpose of reducing active risk in the portfolio. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited

21

Notes to Financial Statements (Continued)

December 31, 2017

counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.

At December 31, 2017, the Fund had no open futures contracts.

The following table provides a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$893,866
Total	$893,866

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$40,839
Total	$40,839

The following table provides a summary of the Fund’s average volume of derivative instruments held during the six year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$5,075,295

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the

22

Notes to Financial Statements (Continued)

December 31, 2017

securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

At December 31, 2017, the Fund did not have any portfolio securities on loan.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

23

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund did not hold any repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts and expiration of capital loss carryforwards. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities and Futures Contracts
$(9,759,403)	$(72,555)	$9,831,958

24

Notes to Financial Statements (Continued)

December 31, 2017

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. Effective November 13, 2017, AQR Capital Management, LLC (the “Subadviser”) was appointed as subadviser to the Fund. Effective November 13, 2017, HighMark Capital Management was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

25

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $250,132 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $3,032.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $1,122,436.

26

Notes to Financial Statements (Continued)

December 31, 2017

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $884,842,316 and sales of $958,827,641 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

27

Notes to Financial Statements (Continued)

December 31, 2017

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $185,670 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,226,779	$—	$7,226,779	$—	$7,226,779

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,589,374	$—	$9,589,374	$—	$9,589,374
Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

28

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$691,490	$—	$691,490	$—	$105,860,718	$106,552,208

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$662,856,776	$114,983,044	$(9,122,326)	$105,860,718

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized and expired of $127,667,323 and $9,651,529, respectively, and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Nationwide Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Nationwide Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

30

Supplemental Information

December 31, 2017 (Unaudited)

NVIT Nationwide Fund – Initial Approval of AQR Subadvisory Agreement

Summary of Factors Considered by the Board

At the November 8, 2017 special meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved for the NVIT Nationwide Fund (the “Fund”) the appointment of AQR Capital Management, LLC (“AQR”) as subadviser to the Fund pursuant to a new subadvisory agreement (the “Subadvisory Agreement”). AQR replaces HighMark Capital Management, Inc. (“HighMark”), the previous subadviser to the Fund. The Board was provided with detailed materials relating to AQR in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Subadvisory Agreement.

In making their determinations, the Board considered information provided to them as to AQR, including, among other things, information relating to AQR’s investment strategy and process for the Fund. The Board considered the experience of the investment personnel of AQR that would be managing the Fund. The Board considered information concerning the past performance record of AQR managing an investment strategy comparable to the strategy it would use in managing the Fund’s assets.

The Board noted that under the proposed subadvisory fee schedule, Nationwide Fund Advisors (“NFA”) would pay a lower subadvisory fee to AQR than the subadvisory fee paid to HighMark. The Board also considered that the non-compensatory terms of the Subadvisory Agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place for other Nationwide Variable Insurance Trust Funds.

No information was presented to the Board regarding the expected profitability of the Subadvisory Agreement.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Board, including all of the Independent Trustees, determined that the services to be provided by AQR and the fees to be paid to AQR each appeared on the basis of the information presented to be acceptable, and unanimously approved the Subadvisory Agreement for a two-year period commencing from the execution of the Subadvisory Agreement.

31

Supplemental Information (Continued)

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

32

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

33

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

34

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

35

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

36

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

37

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

38

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

39

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

40

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

41

Annual Report

December 31, 2017

NVIT Real Estate Fund

AR-RE 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Real Estate Fund

For the annual period ended December 31, 2017, the NVIT Real Estate Fund (Class I) returned 6.50% versus 3.76% for its current benchmark, the Dow Jones U.S. Select Real Estate Securities Index (RESI)*, and 8.67% for its former benchmark, the FTSE NAREIT® All Equity REITs Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Real Estate Funds (consisting of 26 funds as of December 31, 2017) was 5.90% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

On September 22, 2017, Wellington Management Company LLP (Wellington) replaced Brookfield Investment Management as subadviser to the Fund. Nationwide Fund Advisors, the investment adviser to the Fund, has provided commentary for the period from January 1, 2017, through September 22, 2017. Commentary from Wellington covers the period from September 22, 2017, through December 31, 2017.

The following commentary is provided by Nationwide Fund Advisors

For the period from January 1, 2017, to September 22, 2017, the Fund returned 7.47%, underperforming the Fund’s benchmark in place during that period (the FTSE NAREIT® All Equity REITs Index) by 0.56%. The REIT sector broadly traded higher over the holding period, with the FTSE NAREIT® All Equity REITs Index rising 8.03%.

Top 3 Contributors:

1.	Industrial: Industry positioning contributed positively to relative return. Overall, the industry gained 21.6% within the benchmark. Industry positioning contributed 0.8% to relative return.

2.	Diversified: Stock selection and industry positioning contributed positively to relative return. Overall, the industry gained 3.7% within the benchmark. Stock selection and industry positioning both led to relative return of 0.5%.

3.	Lodging/Resorts: Industry positioning contributed positively to relative return. Overall, the industry registered -0.8% within the benchmark. Industry positioning contributed 0.2% to relative return.

Top 3 Detractors:

1.	Office: Stock selection and industry positioning detracted from relative return. Overall, the industry gained 0.4% within the benchmark. Poor stock selection and industry positioning both detracted 1.1% from relative performance.

2.	Data Centers: Stock selection and industry positioning detracted from relative return. Overall, the industry gained 29.3% within the benchmark. Poor stock selection and industry positioning both led to -0.9% detraction from relative performance.

3.	Retail: Stock selection was a detractor from relative return. Overall, the industry registered -7.8% within the benchmark. Poor stock selection led to -0.6% detraction from relative performance.

The Fund did not utilize derivatives during the period.

The following commentary is provided by Wellington Management Company LLP

U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500® Index (S&P 500), to finish the twelve-month period ended December 31, 2017, up 21.8%. The stock market soared following Donald Trump’s U.S. presidential election victory on hopes of increased fiscal stimulus, reduced regulatory restrictions and lower corporate taxes. The reflation trading theme dominated the narrative early in 2017, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. (The taper tantrum of 2013 resulted from the Federal Reserve’s announcement of gradually reducing the amount of money it was feeding into the economy [tapering], which led to a surge in U.S. Treasury yields and a sharp sell-off in markets — as bonds, risk assets and especially emerging markets all moved down in price simultaneously.)

Despite many investors having voiced concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a

4

Fund Commentary (cont.)	NVIT Real Estate Fund

series of record highs during the year on the back of strong employment data and strong corporate earnings.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns during the period varied by market capitalization. Large-cap stocks, as measured by the S&P 500, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400® Index and the Russell 2000® Index, respectively.

During the period, from September 22, 2017 through December 31, 2017, the Fund modestly outperformed the Dow Jones U.S. Select RESI. The Fund’s relative outperformance was driven by sector allocation, particularly the Fund’s underweight to Health Care and overweight to Specialty Finance. Strong security selection within Multifamily and Technology was offset by weak security selection within the Lodging and Specialty Finance sectors.

Top contributors to relative performance during the period included not holding benchmark constituents Welltower and Ventas. The Fund has been underweight Health Care REITs due to the deteriorating fundamentals and poor tenant credit. Shares of Welltower, a U.S.-based health care REIT, fell throughout the period due to concerns around increasing senior housing operating expenses. Similarly, not holding Ventas, a health care REIT operating primarily in the U.S. and Canada, aided performance. Shares fell during the period due to both increasing revenue pressures (reimbursement changes) and expense pressures (supply and labor costs).

Top detractors from relative returns during the period included Corporate Office Properties Trust and Vail Resorts. Shares of Corporate Office Properties Trust, a U.S.-based REIT that develops and selectively acquires office and data center properties, fell as the company issued disappointing guidance, citing delays in the budget process that have pushed back government leases. We still have confidence in the story, largely predicated on an increase in demand for cyber-security, and thus real estate solutions, serving a specialized cyber-based platform, which the company focuses on. We continue to believe positive results should materialize in 2018. Vail Resorts, a U.S.-based mountain and ski resort operator, trended downward as snowfall in the Rocky Mountains started the year weak, potentially hindering early season results. We continue to like Vail Resort’s strong free-cash flow generation.

The Fund did not utilize derivatives during the period.

Subadviser:

Wellington Management Company LLP

Portfolio Manager:

Bradford D. Stoesser

*	The Fund’s benchmark changed on September 29, 2017, to the Dow Jones U.S. Select RESI to better reflect Wellington Management Company’s investment strategy.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund concentrates on investments in the real estate investment trust (REIT) sector, subjecting it to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Real Estate Fund

Asset Allocation†

Common Stocks	99.3%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries††

Equity Real Estate Investment Trusts (REITs)	91.3%
Hotels, Restaurants & Leisure	6.9%
Real Estate Management & Development	0.9%
Health Care Providers & Services	0.9%
100.0%

Top Holdings††

Simon Property Group, Inc.	8.3%
AvalonBay Communities, Inc.	6.0%
Prologis, Inc.	5.6%
Public Storage	5.5%
Alexandria Real Estate Equities, Inc.	5.1%
Regency Centers Corp.	4.3%
Boston Properties, Inc.	4.3%
American Tower Corp.	4.1%
HCP, Inc.	3.6%
Douglas Emmett, Inc.	3.1%
Other Holdings	50.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT Real Estate Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception
Class I	6.50%	7.52%	6.10%[2]
Class II	6.14%	7.23%	5.81%[2]
Dow Jones U.S. Select Real Estate Securities Index (RESI)	3.76%	9.08%	6.72%
FTSE NAREIT® All Equity REITs Index (former)	8.67%	9.83%	7.58%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.93%	0.92%
Class II	1.18%	1.17%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	NVIT Real Estate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Real Estate Fund since inception through 12/31/17 versus performance of the Dow Jones U.S. Select Real Estate Securities Index (RESI) (current benchmark), the FTSE NAREIT® All Equity REITs Index (former benchmark) and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Real Estate Fund December 31, 2017			Beginning Account Value($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,021.20	4.43	0.87
	Hypothetical	(b)(c)	1,000.00	1,020.82	4.43	0.87
Class II Shares	Actual	(b)	1,000.00	1,018.90	5.70	1.12
	Hypothetical	(b)(c)	1,000.00	1,019.56	5.70	1.12

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Real Estate Fund

Common Stocks 99.3%

	Shares	Value

Equity Real Estate Investment Trusts (REITs) 90.6%
Acadia Realty Trust	51,577	$1,411,147
Agree Realty Corp.	39,638	2,038,979
Alexandria Real Estate Equities, Inc.	106,521	13,910,577
American Tower Corp.	77,814	11,101,723
Apartment Investment & Management Co., Class A	191,802	8,383,665
AvalonBay Communities, Inc.	91,936	16,402,302
Boston Properties, Inc.	89,983	11,700,490
Brandywine Realty Trust	229,007	4,165,637
CoreSite Realty Corp.	48,058	5,473,806
Corporate Office Properties Trust	227,641	6,647,117
Douglas Emmett, Inc.	208,334	8,554,194
Empire State Realty Trust, Inc., Class A	204,535	4,199,104
Equinix, Inc.	17,905	8,114,904
Equity LifeStyle Properties, Inc.	77,561	6,904,480
Essex Property Trust, Inc.	29,876	7,211,170
Extra Space Storage, Inc.	85,636	7,488,868
GGP, Inc.	246,347	5,762,056
HCP, Inc.	382,175	9,967,124
Healthcare Trust of America, Inc., Class A	114,729	3,446,459
Invitation Homes, Inc.	351,760	8,290,983
JBG SMITH Properties	79,871	2,773,920
LaSalle Hotel Properties	140,664	3,948,439
Macerich Co. (The)	34,035	2,235,419
MGM Growth Properties LLC, Class A	72,176	2,103,930
Prologis, Inc.	238,274	15,371,056
PS Business Parks, Inc.	30,283	3,788,100
Public Storage	71,777	15,001,393
Regency Centers Corp.	169,648	11,736,249
Rexford Industrial Realty, Inc.	271,619	7,920,410
Simon Property Group, Inc.	131,524	22,587,932
Sun Communities, Inc.	65,668	6,092,677
Taubman Centers, Inc.	32,640	2,135,635
Universal Health Realty Income Trust	35,405	2,659,270

		249,529,215

Health Care Providers & Services 0.9%
Brookdale Senior Living, Inc.*	240,590	2,333,723

Hotels, Restaurants & Leisure 6.9%
Extended Stay America, Inc.	165,473	3,143,987
Hilton Worldwide Holdings, Inc.	89,148	7,119,359
Hyatt Hotels Corp., Class A*	50,065	3,681,780
Vail Resorts, Inc.	23,623	5,019,179

		18,964,305

Real Estate Management & Development 0.9%
Kennedy-Wilson Holdings, Inc.	147,422	2,557,772

Total Investments (cost $268,034,412) — 99.3%		273,385,015

Other assets in excess of liabilities — 0.7%		2,057,009

NET ASSETS — 100.0%		$275,442,024

*	Denotes a non-income producing security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT Real Estate Fund
Assets:
Investment securities, at value (cost $268,034,412)	$273,385,015
Cash	1,204,635
Interest and dividends receivable	976,848
Receivable for capital shares issued	167,594
Prepaid expenses	471

Total Assets	275,734,563

Liabilities:
Payable for capital shares redeemed	43,665
Accrued expenses and other payables:
Investment advisory fees	142,594
Fund administration fees	18,407
Distribution fees	20,456
Administrative servicing fees	35,523
Accounting and transfer agent fees	118
Trustee fees	44
Custodian fees	1,582
Compliance program costs (Note 3)	272
Professional fees	18,453
Printing fees	7,208
Other	4,217

Total Liabilities	292,539

Net Assets	$275,442,024

Represented by:
Capital	$273,215,852
Accumulated undistributed net investment income	477,916
Accumulated net realized losses from investment securities	(3,602,347)
Net unrealized appreciation/(depreciation) in investment securities	5,350,603

Net Assets	$275,442,024

Net Assets:
Class I Shares	$179,042,374
Class II Shares	96,399,650

Total	$275,442,024

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	27,728,152
Class II Shares	15,102,471

Total	42,830,623

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.46
Class II Shares	$6.38

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$7,460,573
Interest income	16,760

Total Income	7,477,333

EXPENSES:
Investment advisory fees	1,988,734
Fund administration fees	140,874
Distribution fees Class II Shares	246,937
Administrative servicing fees Class I Shares	277,762
Administrative servicing fees Class II Shares	148,162
Professional fees	35,056
Printing fees	17,675
Trustee fees	8,582
Custodian fees	10,922
Accounting and transfer agent fees	662
Compliance program costs (Note 3)	1,161
Other	5,760

Total expenses before fees waived	2,882,287

Investment advisory fees waived (Note 3)	(36,938)
Investment advisory fees voluntarily waived (Note 3)	(60,202)

Net Expenses	2,785,147

NET INVESTMENT INCOME	4,692,186

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(719,778)
Net change in unrealized appreciation/depreciation in the value of investment securities	13,266,370

Net realized/unrealized gains	12,546,592

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,238,778

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT Real Estate Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$4,692,186	$4,152,421
Net realized gains (losses)	(719,778)	5,249,497
Net change in unrealized appreciation/depreciation	13,266,370	11,876,115

Change in net assets resulting from operations	17,238,778	21,278,033

Distributions to Shareholders From:
Net investment income:
Class I	(3,926,133)	(3,891,959)
Class II	(1,906,988)	(1,766,779)
Class Y	–	(13,181)
Net realized gains:
Class I	(2,861,160)	(16,096,423)
Class II	(1,612,648)	(8,155,593)
Class Y	–	(43,628)

Change in net assets from shareholder distributions	(10,306,929)	(29,967,563)

Change in net assets from capital transactions	(20,962,037)	(2,218,206)

Change in net assets	(14,030,188)	(10,907,736)

Net Assets:
Beginning of year	289,472,212	300,379,948

End of year	$275,442,024	$289,472,212

Accumulated undistributed net investment income at end of year	$477,916	$1,557,582

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,860,693	$11,899,726
Dividends reinvested	6,787,293	19,988,382
Cost of shares redeemed	(29,584,870)	(38,446,788)

Total Class I Shares	(16,936,884)	(6,558,680)

Class II Shares
Proceeds from shares issued	8,434,301	9,855,128
Dividends reinvested	3,519,636	9,922,372
Cost of shares redeemed	(15,343,052)	(15,814,275)

Total Class II Shares	(3,389,115)	3,963,225

Class Y Shares
Proceeds from shares issued	18,454	367,180
Dividends reinvested	–	56,809
Cost of shares redeemed	(654,492)	(46,740)

Total Class Y Shares	(636,038)	377,249

Change in net assets from capital transactions	$(20,962,037)	$(2,218,206)

13

Statements of Changes in Net Assets (Continued)

	NVIT Real Estate Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	904,446	1,801,787
Reinvested	1,042,974	3,052,211
Redeemed	(4,566,176)	(5,822,243)

Total Class I Shares	(2,618,756)	(968,245)

Class II Shares
Issued	1,310,469	1,469,807
Reinvested	547,217	1,531,997
Redeemed	(2,399,238)	(2,452,625)

Total Class II Shares	(541,552)	549,179

Class Y Shares
Issued	2,861	55,971
Reinvested	–	8,683
Redeemed	(101,217)	(6,717)

Total Class Y Shares	(98,356)	57,937

Total change in shares	(3,258,664)	(361,129)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2017	$6.30	0.11	0.29	0.40	(0.14)	(0.10)	(0.24)	$6.46	6.50%		$179,042,374	0.89%	1.74%	0.93%	157.57%
Year Ended December 31, 2016	$6.49	0.10	0.39	0.49	(0.13)	(0.55)	(0.68)	$6.30	7.35%		$191,314,926	0.92%	1.48%	0.93%	109.27%
Year Ended December 31, 2015	$8.47	0.21	(0.78)	(0.57)	(0.19)	(1.22)	(1.41)	$6.49	(5.36%	)	$203,155,482	0.91%	2.75%	0.93%	81.74%
Year Ended December 31, 2014	$8.91	0.28	2.09	2.37	(0.24)	(2.57)	(2.81)	$8.47	28.88%		$240,845,105	0.91%	3.05%	0.92%	88.98%
Year Ended December 31, 2013	$9.47	0.15	0.14	0.29	(0.14)	(0.71)	(0.85)	$8.91	3.05%		$196,371,890	0.94%	1.51%	0.95%	149.86%

Class II Shares
Year Ended December 31, 2017	$6.23	0.10	0.28	0.38	(0.13)	(0.10)	(0.23)	$6.38	6.14%		$96,399,650	1.14%	1.49%	1.18%	157.57%
Year Ended December 31, 2016	$6.42	0.08	0.39	0.47	(0.11)	(0.55)	(0.66)	$6.23	7.18%		$97,537,254	1.17%	1.23%	1.18%	109.27%
Year Ended December 31, 2015	$8.40	0.19	(0.78)	(0.59)	(0.17)	(1.22)	(1.39)	$6.42	(5.66%	)	$96,962,239	1.16%	2.47%	1.18%	81.74%
Year Ended December 31, 2014	$8.86	0.27	2.06	2.33	(0.22)	(2.57)	(2.79)	$8.40	28.60%		$118,904,289	1.16%	2.95%	1.17%	88.98%
Year Ended December 31, 2013	$9.43	0.12	0.14	0.26	(0.12)	(0.71)	(0.83)	$8.86	2.70%		$74,142,051	1.19%	1.29%	1.20%	149.86%

Class Y Shares
Period Ended April 10, 2017 (f)	$6.30	0.05	0.18	0.23	–	–	–	$6.53	3.65%		$391,530	0.21%	0.78%	0.21%	157.57%
Year Ended December 31, 2016	$6.49	0.11	0.39	0.50	(0.14)	(0.55)	(0.69)	$6.30	7.50%		$620,032	0.77%	1.71%	0.78%	109.27%
Year Ended December 31, 2015	$8.47	0.25	(0.81)	(0.56)	(0.20)	(1.22)	(1.42)	$6.49	(5.22%	)	$262,227	0.76%	3.34%	0.78%	81.74%
Period Ended December 31, 2014 (g)	$9.97	0.27	1.05	1.32	(0.25)	(2.57)	(2.82)	$8.47	15.30%		$147,717	0.76%	4.49%	0.77%	88.98%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	As of December 31, 2017, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014. Ratios of expenses and net investment income are annualized.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

16

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

17

Notes to Financial Statements (Continued)

December 31, 2017

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

18

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities
$(1)	$61,269	$(61,268)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. Effective September 18, 2017, Wellington Management Company LLP (the “Subadviser”) was appointed as subadviser to the Fund. Effective September 18, 2017, Brookfield Investment Management, Inc. was terminated and ceased serving as subadviser to the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

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Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.70%
$500 million up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $36,938, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual and voluntary fee waivers was 0.70%, after contractual fee waivers was 0.69%, and after contractual and voluntary fee waivers was 0.67%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $60,202, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $140,874 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,161.

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Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $425,924.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

21

Notes to Financial Statements (Continued)

December 31, 2017

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $443,621,377 and sales of $462,146,412 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $37,369 of brokerage commissions.

22

Notes to Financial Statements (Continued)

December 31, 2017

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,306,929	$—	$10,306,929	$—	$10,306,929

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,627,370	$22,340,193	$29,967,563	$—	$29,967,563

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$477,916	$—	$477,916	$(2,877,559)	$4,625,815	$2,226,172

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$268,759,200	$12,171,508	$(7,545,693)	$4,625,815

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$2,877,559	Unlimited

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Real Estate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

24

Supplemental Information

December 31, 2017 (Unaudited)

NVIT Real Estate Fund – Initial Approval of Wellington Management Company LLP Advisory Agreement

Summary of Factors Considered by the Board

At the September 12-13, 2017 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT Real Estate Fund (the “Fund”), the termination of Brookfield Investment Management, Inc. (“Brookfield”) as subadviser to the Fund and the appointment of Wellington Management Company LLP (“Wellington”) as subadviser to the Fund pursuant to a new subadvisory agreement (the “Subadvisory Agreement”). The Trustees were provided with detailed materials relating to Wellington in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Subadvisory Agreement.

In making their determinations, the Trustees considered information provided to them as to Wellington, including, among other things, information relating to Wellington’s investment strategy and process for the Fund. The Trustees considered the experience of the investment personnel of Wellington that would be managing the Fund. The Trustees considered information concerning the past performance record of Wellington managing an investment strategy comparable to the strategy it would use in managing the Fund’s assets and the investment strategy Brookfield used in managing the Fund and its past performance in managing the Fund.

The Board noted that under the proposed subadvisory fee schedule, NFA would pay a lower subadvisory fee to Wellington than the subadvisory fee paid to Brookfield. The Board considered that NFA had agreed to share 50% of the reduction in subadvisory fees with the Fund’s shareholders by reducing its advisory fee through a fee waiver. The Board also considered that the non-compensatory terms of the Subadvisory Agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place for other NVIT Funds.

The Board considered that the Fund’s proposed subadvisory fee schedule with Wellington does not include breakpoints and that the subadvisory fees charged to NFA would not decrease as the Fund’s assets grow.

The Board determined to defer any review of potential fallout benefits of the Subadvisory Agreement to Wellington, if any, until Wellington had served as subadviser for a reasonable period of time. No information was presented to the Board regarding the expected profitability of the Subadvisory Agreement.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, including all of the Independent Trustees, determined that the services to be provided by Wellington and the fees to be paid to Wellington each appeared on the basis of the information presented to be acceptable, and unanimously approved the Subadvisory Agreement for a two-year period commencing from the execution of the Subadvisory Agreement.

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Supplemental Information (Continued)

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 1.11%.

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Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2017

NVIT International Equity Fund

AR-IE 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT International Equity Fund

For the annual period ended December 31, 2017, the NVIT International Equity Fund (Class I) returned 27.45% versus 27.19% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Growth Funds (consisting of 43 funds as of December 31, 2017) was 31.12% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

International equity markets enjoyed a very favorable year in 2017, with the MSCI ACW Index finishing up 27.2%. The year 2017 could be regarded as the least volatile year on record, if you consider many markets reached all-time highs, and measures of volatility reached a number of multi-year lows across asset classes. The year began very well as investor optimism prevailed across non-US equity markets. Corporate earnings growth for the first quarter were particularly strong, giving support to the market’s gains. Improving economic conditions led to more hawkish comments from the central banks as European Central Bank (ECB) President Mario Draghi signaled that the ECB was poised to end its economic stimulus measures, albeit in a prudent fashion. A declining US dollar for the most part of 2017 helped to boost returns for non-US stocks. Volatility remained at historic lows despite political uncertainties in Brazil and the United Kingdom, and the more recent escalating political tensions in North Korea as well as legislative dysfunction in Washington, D.C. Oil prices continued to recover and finished higher for the year. Other commodities, particularly copper, rose, driven in part by demand for electric cars. Information Technology led the way as the best-performing sector as technology stocks rallied throughout the year. The rally benefited Asian and emerging markets, which were regionally the best-performing markets for the year.

Factor performance saw continued preference for risk as higher volatility and beta stocks broadly outperformed. Aside from a continuation of the risk-on environment, the trends that characterized much of 2017 reversed with notable differences across regions. Sentiment factors, including estimate revisions, underperformed for the first time since June, with the exception of Japan and the emerging markets. Valuation factors were muted but generally favorable outside of the United States and the emerging markets. Quality factors were largely unrewarded across the globe. Growth factor performance was muted but broadly negative.

The Fund benefited from its stock selection as it outperformed the index in 7 out of 11 sectors for the year. Healthcare, Real Estate and Energy were among the best-performing sectors, while Utilities and Telecommunication Services detracted the most. Regionally, stock selection was strongest in Asia ex-Japan and continental Europe, especially Germany, and weakest in Japan and the United Kingdom.

Stocks which had the greatest positive impact on the year’s performance included Sunny Optical Technology, the China-based manufacturer of camera and photoelectric parts. As a major supplier of smart phone camera components, the company has enjoyed growth from increased global smart phone demand as well as the adoption of dual-lens cameras. Increased demand for auto back-up cameras also has benefited the stock. Despite a tumble of 23% in December, the stock was up over 190% in the year. Our holding in German airline Deutsche Lufthansa benefited the Fund. Robust summertime bookings and significantly decreased costs have helped Lufthansa to healthy profits in the first half of 2017. Alongside the company’s low-cost subsidiary Eurowings, Lufthansa Cargo once again played a major role in the strong financial results. The bankruptcy of Air Berlin also benefited the company as a major discount airline was eliminated from its market. Royal Dutch Shell was up 26.6% for the year. Rising oil prices allowed Shell to raise its cash flow projections for 2020. The company also removed its scrip dividend, announcing a buyback of shares to remove the prior dilution caused by the dividend. The company is also expected to benefit from the U.S. tax legislation. The Fund continues to hold these securities.

4

Fund Commentary (cont.)	NVIT International Equity Fund

Detractors for the year included British energy company Centrica. The company had a disappointing second half of the year after it announced that it was losing 823,000 domestic energy customers in just four months, and that it would have to operate with a historically low dividend cover “for a period of time” in order to maintain its pay-outs. Our holding in UK telecom company BT also proved costly over the year. BT had a troubled year, first due to an Italian accounting scandal, which saw it pay out £225m to shareholders Deutsche Telekom and Orange, relating to its falling share price, in order to forestall legal actions. Second, BT’s push into consumer-facing services only saw it adding 18,000 TV subscribers in the second quarter, a far cry from the 59,000 it added in the same period in 2016, and its operating costs rose by 9%. Sumitomo Mitsui Financial had a negative impact on Fund performance as the company struggled with the record-low interest rates and new regulations that have impaired the company’s ability to generate substantial earnings growth. The accommodative interest rate policies of the Bank of Japan weighed on the stock. At the end of the reporting period, Centrica remained a holding in the Fund’s portfolio, while BT and Sumitomo Financial are no longer held by the Fund.

Sentiment factors had a good year but started to show signs of weakness in the last quarter. Valuation was mixed, depending on the factor. Quality factors were largely unrewarded. Growth factor performance was muted as a result of a weak first half of the year.

During the year, the Fund held no derivatives.

The year 2017 was one in which the wall of worry that has niggled at investors in recent years was progressively, and incrementally, knocked down. You only need to look at the wild returns from cryptocurrencies to see that risk appetite and investor optimism has returned. The often-touted geopolitical concerns, the emergence of populism, and the cloud of separatism — in both the United Kingdom and Spain — have not shaken the confidence of either businesses or consumers. In fact, confidence in Europe ended the year at decade highs. However, despite this confidence and associated improving economic growth rates, inflation continues to be the dog that doesn’t bark. This has kept long-term interest rates pinned near all-time lows and given central banks plenty of room to keep monetary policy easy, so called “normalization” of monetary policy slow. Across the waters in Asia, despite well-founded fears of extreme levels of corporate debt and excessive house price inflation in China, nothing of note came to pass with the Chinese economy continuing to hum at the 6.5% mark. Back in Europe, the election of Macron in France opened up the possibility of business-friendly reforms in France. In all, the prospect of large European companies closing the margin gap to their US peers remains, and is an attraction for investors in European equities. Improving margins might lead to forecast upgrades, which would provide support to European equities in 2018. Perhaps we will see one of many issues that has so concerned investors come back to haunt us, but for now, the outlook remains positive.

Subadviser:

Lazard Asset Management LLC

Portfolio Managers:

Taras Ivanenko, Ph.D.; Paul Moghtader and Susanne Willumsen

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT International Equity Fund

Asset Allocation†

Common Stocks	99.1%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries††

Banks	13.3%
Oil, Gas & Consumable Fuels	8.1%
Pharmaceuticals	5.4%
Insurance	4.9%
Real Estate Management & Development	4.1%
Capital Markets	4.1%
Food Products	3.9%
Semiconductors & Semiconductor Equipment	3.6%
Chemicals	3.1%
Software	2.9%
Other Industries*	46.6%
100.0%

Top Holdings††

Roche Holding AG	2.6%
Mitsubishi UFJ Financial Group, Inc.	2.5%
Royal Dutch Shell plc, Class A	2.5%
Unilever NV, CVA	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
CSL Ltd.	2.0%
Samsung Electronics Co. Ltd.	1.9%
SAP SE	1.8%
Novo Nordisk A/S, Class B	1.7%
Hargreaves Lansdown plc	1.4%
Other Holdings*	79.0%
100.0%

Top Countries††

Japan	16.7%
United Kingdom	12.1%
China	8.1%
Germany	7.3%
Canada	6.5%
France	5.3%
Switzerland	5.1%
Australia	4.7%
South Korea	4.3%
Taiwan	2.7%
Other Countries*	27.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

6

Fund Performance	NVIT International Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	27.45%	7.89%	1.92%
Class II2,3	27.07%	7.63%	1.92%
MSCI ACWI ex USA	27.19%	6.80%	1.84%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class VI shares (May 1, 2008), are based on the performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. The annual returns of Class VI shares have been restated to reflect the additional fees applicable to the class and therefore are lower than Class I shares. For Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class VI shares would have been lower.

[3]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.15%	1.14%
Class II	1.40%	1.39%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	NVIT International Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT International Equity Fund versus performance of the MSCI ACWI ex USA and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Equity Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,105.50	5.78	1.09
	Hypothetical(b)(c)		1,000.00	1,019.71	5.55	1.09
Class II Shares	Actual	(b)	1,000.00	1,104.20	7.11	1.34
	Hypothetical(b)(c)		1,000.00	1,018.45	6.82	1.34

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT International Equity Fund

Common Stocks 99.1%

	Shares	Value

AUSTRALIA 4.6%
Biotechnology 1.9%
CSL Ltd.	22,610	$2,488,489

Capital Markets 0.2%
Magellan Financial Group Ltd.	10,023	210,591

Construction & Engineering 0.2%
CIMIC Group Ltd.	6,955	278,900

Health Care Equipment & Supplies 0.8%
Cochlear Ltd.	7,406	988,716

Hotels, Restaurants & Leisure 1.2%
Aristocrat Leisure Ltd.	77,716	1,432,123

Metals & Mining 0.3%
Newcrest Mining Ltd.	21,365	379,608

		5,778,427

BRAZIL 1.7%
Chemicals 0.2%
Braskem SA (Preference), Class A	23,800	307,590

Insurance 0.8%
BB Seguridade Participacoes SA	96,800	831,398

Metals & Mining 0.5%
Vale SA, ADR*	53,273	651,529

Paper & Forest Products 0.1%
Fibria Celulose SA	10,300	148,580

Water Utilities 0.1%
Cia de Saneamento do Parana (Preference)	34,300	120,982

		2,060,079

CANADA 6.5%
Airlines 0.2%
Air Canada*	11,483	236,420

Auto Components 0.7%
Magna International, Inc.	15,075	854,370

Capital Markets 0.9%
CI Financial Corp.	26,133	618,918
Thomson Reuters Corp.	12,664	551,997

		1,170,915

Media 0.1%
Quebecor, Inc., Class B	9,677	182,454

Metals & Mining 0.5%
Kirkland Lake Gold Ltd.	9,449	144,855
Teck Resources Ltd., Class B	18,210	476,183

		621,038

Multiline Retail 0.1%
Dollarama, Inc.	953	119,068

Oil, Gas & Consumable Fuels 0.6%
Suncor Energy, Inc.	20,948	769,093

Paper & Forest Products 1.3%
Norbord, Inc.	25,786	872,868
West Fraser Timber Co. Ltd.	10,933	674,680

		1,547,548

Road & Rail 1.2%
Canadian National Railway Co.	17,507	1,443,596

Software 0.7%
Constellation Software, Inc.	1,476	894,782

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Thrifts & Mortgage Finance 0.2%
Genworth MI Canada, Inc. (a)	7,553	$261,381

		8,100,665

CHINA 8.1%
Automobiles 0.3%
Geely Automobile Holdings Ltd.	120,000	411,747

Banks 1.5%
Bank of China Ltd., Class H	1,288,000	632,031
China Construction Bank Corp., Class H	1,032,000	949,259
Industrial & Commercial Bank of China Ltd., Class H	422,000	338,409

		1,919,699

Electronic Equipment, Instruments & Components 0.4%
Sunny Optical Technology Group Co. Ltd.	41,000	519,364

Food Products 0.3%
Tingyi Cayman Islands Holding Corp.	208,000	404,296

Internet Software & Services 0.2%
Autohome, Inc., ADR*	3,384	218,843

Machinery 0.3%
Sinotruk Hong Kong Ltd.	311,000	350,210

Oil, Gas & Consumable Fuels 3.0%
China Petroleum & Chemical Corp., Class H	328,000	240,330
China Shenhua Energy Co. Ltd., Class H	262,000	677,762
CNOOC Ltd.	1,112,000	1,598,651
PetroChina Co. Ltd., Class H	1,696,000	1,183,556

		3,700,299

Real Estate Management & Development 1.7%
China Evergrande Group*	73,000	250,016
CIFI Holdings Group Co. Ltd.	558,000	335,304
Country Garden Holdings Co. Ltd.	674,000	1,280,664
Longfor Properties Co. Ltd.	97,500	244,300

		2,110,284

Specialty Retail 0.2%
Zhongsheng Group Holdings Ltd.	88,000	199,997

Wireless Telecommunication Services 0.2%
China Mobile Ltd.	22,000	222,689

		10,057,428

COLOMBIA 0.2%
Oil, Gas & Consumable Fuels 0.2%
Ecopetrol SA, ADR	18,856	275,863

DENMARK 2.3%
Electrical Equipment 0.5%
NKT A/S*	3,020	137,860
Vestas Wind Systems A/S	6,709	459,878

		597,738

Insurance 0.1%
Topdanmark A/S*	4,233	182,561

Pharmaceuticals 1.7%
Novo Nordisk A/S, Class B	39,397	2,117,399

		2,897,698

10

Statement of Investments (Continued)

December 31, 2017

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

FAROE ISLANDS 0.1%
Food Products 0.1%
Bakkafrost P/F	3,276	$138,250

FRANCE 5.2%
Aerospace & Defense 0.1%
Safran SA	1,436	147,663

Airlines 0.6%
Air France-KLM*	47,142	766,420

Auto Components 0.4%
Valeo SA	6,957	518,449

Automobiles 0.8%
Peugeot SA	47,459	964,062

Banks 1.8%
BNP Paribas SA	2,786	207,763
Credit Agricole SA	52,373	865,188
Societe Generale SA	23,196	1,195,932

		2,268,883

Insurance 1.2%
AXA SA	50,585	1,499,262

Media 0.1%
Technicolor SA (Registered)	34,422	118,065

Software 0.2%
Talend SA, ADR*	5,951	223,043

		6,505,847

GERMANY 7.3%
Airlines 0.9%
Deutsche Lufthansa AG (Registered)	31,121	1,144,014

Auto Components 1.1%
Continental AG	5,008	1,352,036

Chemicals 2.2%
BASF SE	12,386	1,359,304
Covestro AG Reg. S (b)	13,344	1,372,063

		2,731,367

Multi-Utilities 0.2%
RWE AG*	10,003	203,979

Pharmaceuticals 0.4%
Bayer AG (Registered)	3,832	476,605

Semiconductors & Semiconductor Equipment 0.7%
Infineon Technologies AG	17,061	465,975
Siltronic AG*	2,692	390,728

		856,703

Software 1.8%
SAP SE	20,096	2,253,363

		9,018,067

GREECE 0.1%
Specialty Retail 0.1%
JUMBO SA	6,517	116,314

HONG KONG 2.2%
Electronic Equipment, Instruments & Components 0.1%
Kingboard Laminates Holdings Ltd.	96,000	149,623

Food Products 0.4%
WH Group Ltd. Reg. S (b)	448,500	505,547

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Health Care Providers & Services 0.2%
China Cord Blood Corp.*	22,273	$221,616

Industrial Conglomerates 0.5%
Jardine Matheson Holdings Ltd.	9,900	598,158

Paper & Forest Products 0.1%
Nine Dragons Paper Holdings Ltd.	93,000	148,990

Real Estate Management & Development 0.9%
Wharf Holdings Ltd. (The)	80,000	276,635
Wharf Real Estate Investment Co. Ltd.*	80,000	532,456
Wheelock & Co. Ltd.	49,000	350,101

		1,159,192

		2,783,126

INDIA 1.9%
Banks 0.6%
HDFC Bank Ltd., ADR	7,415	753,883

IT Services 1.0%
Infosys Ltd., ADR	17,126	277,784
Wipro Ltd., ADR	55,254	302,239
WNS Holdings Ltd., ADR*	13,922	558,691

		1,138,714

Metals & Mining 0.2%
Vedanta Ltd., ADR	13,586	282,996

Oil, Gas & Consumable Fuels 0.1%
Reliance Industries Ltd., GDR (b)	4,658	132,879

		2,308,472

INDONESIA 0.9%
Banks 0.5%
Bank Rakyat Indonesia Persero Tbk. PT	1,644,500	440,275
Bank Tabungan Negara Persero Tbk. PT	895,900	235,722

		675,997

Diversified Telecommunication Services 0.2%
Telekomunikasi Indonesia Persero Tbk. PT	606,000	197,233

Oil, Gas & Consumable Fuels 0.2%
Adaro Energy Tbk. PT	1,728,200	236,176

		1,109,406

IRELAND 0.2%
Trading Companies & Distributors 0.2%
AerCap Holdings NV*	5,742	302,087

ITALY 1.7%
Banks 1.5%
Intesa Sanpaolo SpA	587,637	1,919,017

Capital Markets 0.2%
Banca Generali SpA	6,567	218,171

Media 0.0%†
GEDI Gruppo Editoriale SpA*	446	376

		2,137,564

JAPAN 16.4%
Automobiles 1.2%
Nissan Motor Co. Ltd.	151,400	1,509,894

11

Statement of Investments (Continued)

December 31, 2017

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Banks 2.9%
Hokkoku Bank Ltd. (The)	7,400	$294,009
Mitsubishi UFJ Financial Group, Inc.	417,900	3,066,299
Sumitomo Mitsui Trust Holdings, Inc.	3,300	131,054

		3,491,362

Building Products 1.3%
Asahi Glass Co. Ltd.	37,100	1,604,679

Capital Markets 0.7%
Nomura Holdings, Inc.	86,800	512,550
SBI Holdings, Inc.	19,500	407,053

		919,603

Chemicals 0.6%
Mitsubishi Chemical Holdings Corp.	16,100	176,752
Teijin Ltd.	19,600	436,776
Toyobo Co. Ltd.	9,900	179,684

		793,212

Construction & Engineering 0.7%
Maeda Corp.	39,100	537,689
Nishimatsu Construction Co. Ltd.	4,300	120,625
Okumura Corp.	3,200	131,664
Taisei Corp.	2,200	109,428

		899,406

Diversified Financial Services 0.4%
ORIX Corp.	30,800	520,775

Diversified Telecommunication Services 0.7%
Nippon Telegraph & Telephone Corp.	18,700	879,939

Electrical Equipment 0.1%
Mitsubishi Electric Corp.	4,300	71,448

Equity Real Estate Investment Trusts (REITs) 0.1%
Tokyu REIT, Inc.	149	185,138

Food Products 1.0%
Maruha Nichiro Corp.	3,300	99,272
Nichirei Corp.	27,000	745,610
Nisshin Oillio Group Ltd. (The)	4,600	139,427
Prima Meat Packers Ltd.	29,000	212,464

		1,196,773

Gas Utilities 0.3%
Tokyo Gas Co. Ltd.	16,800	383,654

Household Durables 0.3%
Haseko Corp.	28,000	433,376

Industrial Conglomerates 0.1%
Keihan Holdings Co. Ltd.	6,200	182,304

Insurance 2.3%
MS&AD Insurance Group Holdings, Inc.	30,400	1,029,345
Sompo Holdings, Inc.	43,700	1,684,804

		2,714,149

Internet & Direct Marketing Retail 0.2%
Start Today Co. Ltd.	8,700	264,576

IT Services 0.1%
Itochu Techno-Solutions Corp.	3,800	164,706

Personal Products 0.1%
Kao Corp.	2,400	162,331

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Pharmaceuticals 0.3%
Shionogi & Co. Ltd.	8,000	$432,536

Real Estate Management & Development 1.5%
Daito Trust Construction Co. Ltd.	5,200	1,059,243
Daiwa House Industry Co. Ltd.	19,800	760,657

		1,819,900

Road & Rail 0.3%
East Japan Railway Co.	3,700	360,717

Software 0.2%
Marvelous, Inc. (a)	27,700	255,417

Textiles, Apparel & Luxury Goods 0.2%
Gunze Ltd.	3,500	200,395

Wireless Telecommunication Services 0.8%
KDDI Corp.	21,200	527,823
NTT DOCOMO, Inc.	21,700	512,593

		1,040,416

		20,486,706

LUXEMBOURG 0.5%
Metals & Mining 0.2%
Ternium SA, ADR	7,334	231,681

Multiline Retail 0.3%
B&M European Value Retail SA	62,217	354,791

		586,472

MALAYSIA 0.3%
Metals & Mining 0.3%
Press Metal Aluminium Holdings Bhd.	264,200	351,267

MEXICO 0.5%
Food & Staples Retailing 0.4%
Wal-Mart de Mexico SAB de CV	227,800	558,306

Food Products 0.1%
Gruma SAB de CV, Class B	7,615	96,550

		654,856

NETHERLANDS 2.6%
Oil, Gas & Consumable Fuels 2.4%
Royal Dutch Shell plc, Class A	91,168	3,052,009

Professional Services 0.2%
Wolters Kluwer NV	3,767	196,162

		3,248,171

NEW ZEALAND 0.4%
Food Products 0.4%
a2 Milk Co. Ltd.*	89,988	513,702

NORWAY 1.3%
Diversified Telecommunication Services 0.3%
Telenor ASA	15,163	324,802

Food Products 0.4%
Leroy Seafood Group ASA	41,674	223,217
Salmar ASA	9,019	269,495

		492,712

12

Statement of Investments (Continued)

December 31, 2017

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

NORWAY (continued)
Oil, Gas & Consumable Fuels 0.6%
Aker BP ASA	9,335	$229,505
Statoil ASA	25,916	554,397

		783,902

		1,601,416

PHILIPPINES 0.2%
Oil, Gas & Consumable Fuels 0.2%
Semirara Mining & Power Corp.	283,920	208,143

POLAND 0.2%
Oil, Gas & Consumable Fuels 0.2%
Polski Koncern Naftowy ORLEN SA	7,857	238,623

PORTUGAL 0.5%
Food & Staples Retailing 0.5%
Jeronimo Martins SGPS SA	34,126	662,735

RUSSIA 1.3%
Banks 0.5%
Sberbank of Russia PJSC, ADR	35,921	607,996

Metals & Mining 0.3%
Alrosa PJSC	283,600	369,474

Oil, Gas & Consumable Fuels 0.5%
LUKOIL PJSC, ADR	8,495	489,122
Transneft PJSC (Preference)	41	128,121

		617,243

		1,594,713

SINGAPORE 0.8%
Electronic Equipment, Instruments & Components 0.5%
Venture Corp. Ltd.	44,700	683,061

Personal Products 0.3%
Best World International Ltd.	345,300	341,591

		1,024,652

SOUTH AFRICA 1.4%
Banks 0.2%
Standard Bank Group Ltd.	12,518	197,699

Metals & Mining 0.2%
AngloGold Ashanti Ltd., ADR	24,344	248,065

Wireless Telecommunication Services 1.0%
Vodacom Group Ltd.	112,715	1,324,388

		1,770,152

SOUTH KOREA 4.3%
Banks 0.8%
Industrial Bank of Korea	18,412	282,343
KB Financial Group, Inc.	12,856	760,113

		1,042,456

Electric Utilities 0.7%
Korea Electric Power Corp.	22,701	808,950

Household Durables 0.4%
LG Electronics, Inc.	5,073	501,951

Semiconductors & Semiconductor Equipment 0.5%
SK Hynix, Inc.	9,672	682,928

Common Stocks (continued)

	Shares	Value

SOUTH KOREA (continued)
Technology Hardware, Storage & Peripherals 1.9%
Samsung Electronics Co. Ltd.	981	$2,330,684

		5,366,969

SPAIN 1.6%
Banks 1.3%
Banco Santander SA	209,084	1,371,040
CaixaBank SA	36,478	169,670

		1,540,710

Diversified Telecommunication Services 0.3%
Telefonica SA	43,136	419,999

		1,960,709

SWEDEN 2.1%
Household Durables 0.8%
Electrolux AB Series B	30,632	985,180

Machinery 1.3%
Sandvik AB	21,685	379,048
Volvo AB, Class B	68,483	1,274,225

		1,653,273

		2,638,453

SWITZERLAND 5.1%
Capital Markets 0.6%
Partners Group Holding AG	1,077	737,999

Food Products 0.7%
Nestle SA (Registered)	9,416	809,137

Metals & Mining 0.2%
Ferrexpo plc	67,395	265,034

Pharmaceuticals 2.5%
Roche Holding AG	12,520	3,166,849

Professional Services 0.9%
Adecco Group AG (Registered)*	8,282	632,991
SGS SA (Registered)	166	432,700

		1,065,691

Semiconductors & Semiconductor Equipment 0.2%
STMicroelectronics NV	11,164	242,450

		6,287,160

TAIWAN 2.7%
Electronic Equipment, Instruments & Components 0.5%
Innolux Corp.	1,453,000	604,187

Semiconductors & Semiconductor Equipment 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	354,000	2,720,158

		3,324,345

THAILAND 0.8%
Specialty Retail 0.7%
Beauty Community PCL	1,263,753	809,717

Wireless Telecommunication Services 0.1%
Advanced Info Service PCL	22,500	131,846

		941,563

TURKEY 0.4%
Banks 0.3%
Turkiye Vakiflar Bankasi TAO, Class D	184,906	330,530

13

Statement of Investments (Continued)

December 31, 2017

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

TURKEY (continued)
Diversified Telecommunication Services 0.1%
Turk Telekomunikasyon A/S*	92,987	$157,977

		488,507

UNITED KINGDOM 12.1%
Airlines 1.2%
International Consolidated Airlines Group SA	167,461	1,451,911

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	9,230	164,577

Banks 1.4%
Lloyds Banking Group plc	909,076	832,437
Royal Bank of Scotland Group plc*	236,054	880,444

		1,712,881

Beverages 0.4%
Fevertree Drinks plc	14,382	442,910

Capital Markets 1.4%
Hargreaves Lansdown plc	72,532	1,764,361

Electric Utilities 0.7%
SSE plc	47,621	848,353

Food & Staples Retailing 0.1%
Wm Morrison Supermarkets plc	43,179	128,148

Food Products 0.6%
Associated British Foods plc	19,151	728,053

Health Care Equipment & Supplies 0.8%
Smith & Nephew plc	55,492	960,199

Hotels, Restaurants & Leisure 0.3%
Whitbread plc	7,213	389,544

Household Durables 0.8%
Persimmon plc	23,587	871,036
Redrow plc	16,465	145,854

		1,016,890

Insurance 0.7%
Admiral Group plc	30,682	827,401

Multi-Utilities 0.3%
Centrica plc	214,750	397,622

Personal Products 2.4%
Unilever NV, CVA	53,156	2,986,535

Pharmaceuticals 0.4%
AstraZeneca plc	7,289	500,193

Trading Companies & Distributors 0.5%
Ashtead Group plc	25,160	671,467

		14,991,045

UNITED STATES 0.6%
Hotels, Restaurants & Leisure 0.6%
Carnival plc	10,701	703,599

Total Common Stocks (cost $104,320,096)		123,233,251

Repurchase Agreement 0.4%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $475,160, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $484,586.(c)(d)	$475,085	$475,085

Total Repurchase Agreement (cost $475,085)		475,085

Total Investments (cost $104,795,181) — 99.5%		123,708,336

Other assets in excess of liabilities — 0.5%		670,161

NET ASSETS — 100.0%		$124,378,497

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $452,948, which was collateralized by cash used to purchase repurchase agreement with a value of $475,085.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $2,010,489 which represents 1.62% of net assets.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $475,085.

(d)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certification

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security

14

Statement of Investments (Continued)

December 31, 2017

NVIT International Equity Fund (Continued)

cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2017

NVIT International Equity Fund
Assets:
Investment securities, at value* (cost $104,320,096)	$123,233,251
Repurchase agreement, at value (cost $475,085)	475,085
Cash	1,363,299
Interest and dividends receivable	157,367
Security lending income receivable	1,918
Receivable for capital shares issued	470,878
Reclaims receivable	141,123
Prepaid expenses	161

Total Assets	125,843,082

Liabilities:
Payable for capital shares redeemed	708,453
Foreign currency overdraft payable (cost $34,911)	35,274
Payable upon return of securities loaned (Note 2)	475,085
Accrued expenses and other payables:
Investment advisory fees	82,318
Fund administration fees	15,292
Distribution fees	11,587
Administrative servicing fees	17,417
Accounting and transfer agent fees	3,229
Trustee fees	21
Deferred capital gain country tax	64,983
Custodian fees	1,698
Compliance program costs (Note 3)	119
Professional fees	25,441
Printing fees	7,226
Other	16,442

Total Liabilities	1,464,585

Net Assets	$124,378,497

Represented by:
Capital	$104,306,077
Accumulated undistributed net investment income	809,843
Accumulated net realized gains from investment securities and foreign currency transactions	411,596
Net unrealized appreciation/(depreciation) in investment securities†	18,848,172
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,809

Net Assets	$124,378,497

Net Assets:
Class I Shares	$68,605,319
Class II Shares	55,773,178

Total	$124,378,497

16

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT International Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,808,988
Class II Shares	4,762,135

Total	10,571,123

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.81
Class II Shares	$11.71

*	Includes value of securities on loan of $452,948 (Note 2).
†	Net of $64,983 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2017

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$3,324,665
Income from securities lending (Note 2)	10,541
Interest income	10,224
Foreign tax withholding	(317,485)

Total Income	3,027,945

EXPENSES:
Investment advisory fees	893,396
Fund administration fees	101,989
Distribution fees Class II Shares	119,853
Administrative servicing fees Class I Shares	95,600
Administrative servicing fees Class II Shares	71,912
Professional fees	33,287
Printing fees	10,743
Trustee fees	3,391
Custodian fees	6,476
Accounting and transfer agent fees	20,188
Compliance program costs (Note 3)	460
Other	3,283

Total expenses before fees waived	1,360,578

Investment advisory fees waived (Note 3)	(11,169)

Net Expenses	1,349,409

NET INVESTMENT INCOME	1,678,536

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	8,329,885
Foreign currency transactions (Note 2)	(57,977)

Net realized gains	8,271,908

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	16,429,939
Translation of assets and liabilities denominated in foreign currencies	11,914

Net change in unrealized appreciation/depreciation	16,441,853

Net realized/unrealized gains	24,713,761

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,392,297

†	Net of capital gain country taxes of $3,741.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $53,624.

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT International Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,678,536	$1,599,625
Net realized gains (losses)	8,271,908	(4,446,009)
Net change in unrealized appreciation/depreciation	16,441,853	3,623,458

Change in net assets resulting from operations	26,392,297	777,074

Distributions to Shareholders From:
Net investment income:
Class I	(1,107,466)	(1,275,236)
Class II	(740,915)	(777,593)

Change in net assets from shareholder distributions	(1,848,381)	(2,052,829)

Change in net assets from capital transactions	1,598,388	(4,856,223)

Change in net assets	26,142,304	(6,131,978)

Net Assets:
Beginning of year	98,236,193	104,368,171

End of year	$124,378,497	$98,236,193

Accumulated undistributed net investment income at end of year	$809,843	$1,018,650

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,598,874	$5,169,085
Dividends reinvested	1,107,466	1,275,236
Cost of shares redeemed	(12,159,464)	(10,720,330)

Total Class I Shares	(3,453,124)	(4,276,009)

Class II Shares
Proceeds from shares issued	9,929,140	4,549,729
Dividends reinvested	740,915	777,593
Cost of shares redeemed	(5,618,543)	(5,907,536)

Total Class II Shares	5,051,512	(580,214)

Change in net assets from capital transactions	$1,598,388	$(4,856,223)

SHARE TRANSACTIONS:
Class I Shares
Issued	691,277	563,773
Reinvested	96,780	133,621
Redeemed	(1,133,208)	(1,152,960)

Total Class I Shares	(345,151)	(455,566)

Class II Shares
Issued	911,930	498,841
Reinvested	65,460	82,218
Redeemed	(524,809)	(638,008)

Total Class II Shares	452,581	(56,949)

Total change in shares	107,430	(512,515)

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$9.42	0.17	2.41	2.58	(0.19)	–	(0.19)	$11.81	27.45%		$68,605,319	1.10%	1.61%	1.11%	77.86%
Year Ended December 31, 2016	$9.54	0.16	(0.08)	0.08	(0.20)	–	(0.20)	$9.42	0.87%		$57,962,512	1.14%	1.71%	1.15%	84.81%
Year Ended December 31, 2015	$10.30	0.17	(0.49)	(0.32)	(0.05)	(0.39)	(0.44)	$9.54	(3.06%	)	$63,037,658	1.12%	1.66%	1.14%	100.97%
Year Ended December 31, 2014	$10.75	0.19	(0.22)	(0.03)	(0.42)	–	(0.42)	$10.30	(0.45%	)	$67,502,706	1.13%	1.80%	1.15%	90.25%
Year Ended December 31, 2013	$9.17	0.17	1.46	1.63	(0.05)	–	(0.05)	$10.75	17.83%		$19,708,439	1.14%	1.68%	1.15%	118.28%

Class II Shares (e)
Year Ended December 31, 2017	$9.35	0.15	2.37	2.52	(0.16)	–	(0.16)	$11.71	27.07%		$55,773,178	1.35%	1.35%	1.36%	77.86%
Year Ended December 31, 2016	$9.47	0.14	(0.08)	0.06	(0.18)	–	(0.18)	$9.35	0.63%		$40,273,681	1.39%	1.47%	1.40%	84.81%
Year Ended December 31, 2015	$10.22	0.14	(0.47)	(0.33)	(0.03)	(0.39)	(0.42)	$9.47	(3.22%	)	$41,330,513	1.38%	1.40%	1.39%	100.97%
Year Ended December 31, 2014	$10.69	0.16	(0.22)	(0.06)	(0.41)	–	(0.41)	$10.22	(0.72%	)	$39,240,044	1.39%	1.47%	1.40%	90.25%
Year Ended December 31, 2013	$9.14	0.14	1.46	1.60	(0.05)	–	(0.05)	$10.69	17.56%		$31,266,115	1.39%	1.42%	1.40%	118.28%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Equity Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the

22

Notes to Financial Statements (Continued)

December 31, 2017

price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$147,663	$—	$147,663
Airlines	236,420	3,362,345	—	3,598,765
Auto Components	854,370	1,870,485	—	2,724,855
Automobiles	—	3,050,280	—	3,050,280
Banks	753,883	15,707,230	—	16,461,113
Beverages	—	442,910	—	442,910
Biotechnology	—	2,488,489	—	2,488,489
Building Products	—	1,604,679	—	1,604,679
Capital Markets	1,170,915	3,850,725	—	5,021,640
Chemicals	307,590	3,524,579	—	3,832,169
Construction & Engineering	—	1,178,306	—	1,178,306
Diversified Financial Services	—	520,775	—	520,775
Diversified Telecommunication Services	—	1,979,950	—	1,979,950
Electric Utilities	—	1,657,303	—	1,657,303
Electrical Equipment	—	669,186	—	669,186
Electronic Equipment, Instruments & Components	—	1,956,235	—	1,956,235
Equity Real Estate Investment Trusts (REITs)	—	185,138	—	185,138
Food & Staples Retailing	558,306	790,883	—	1,349,189
Food Products	96,550	4,788,470	—	4,885,020
Gas Utilities	—	383,654	—	383,654
Health Care Equipment & Supplies	—	1,948,915	—	1,948,915
Health Care Providers & Services	221,616	—	—	221,616
Hotels, Restaurants & Leisure	—	2,525,266	—	2,525,266
Household Durables	—	2,937,397	—	2,937,397
Industrial Conglomerates	598,158	182,304	—	780,462
Insurance	831,398	5,223,373	—	6,054,771
Internet & Direct Marketing Retail	—	264,576	—	264,576
Internet Software & Services	218,843	—	—	218,843
IT Services	1,138,714	164,706	—	1,303,420

23

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Machinery	$—	$2,003,483	$—	$2,003,483
Media	182,454	118,441	—	300,895
Metals & Mining	2,035,309	1,365,383	—	3,400,692
Multiline Retail	119,068	354,791	—	473,859
Multi-Utilities	—	601,601	—	601,601
Oil, Gas & Consumable Fuels	1,455,078	8,559,152	—	10,014,230
Paper & Forest Products	1,696,128	148,990	—	1,845,118
Personal Products	—	3,490,457	—	3,490,457
Pharmaceuticals	—	6,693,582	—	6,693,582
Professional Services	—	1,261,853	—	1,261,853
Real Estate Management & Development	532,456	4,556,920	—	5,089,376
Road & Rail	1,443,596	360,717	—	1,804,313
Semiconductors & Semiconductor Equipment	—	4,502,239	—	4,502,239
Software	1,117,825	2,508,780	—	3,626,605
Specialty Retail	—	1,126,028	—	1,126,028
Technology Hardware, Storage & Peripherals	—	2,330,684	—	2,330,684
Textiles, Apparel & Luxury Goods	—	200,395	—	200,395
Thrifts & Mortgage Finance	261,381	—	—	261,381
Trading Companies & Distributors	302,087	671,467	—	973,554
Water Utilities	120,982	—	—	120,982
Wireless Telecommunication Services	—	2,719,339	—	2,719,339
Total Common Stocks	$16,253,127	$106,980,124	$—	$123,233,251
Repurchase Agreement	$—	$475,085	$—	$475,085
Total	$16,253,127	$107,455,209	$—	$123,708,336

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations

24

Notes to Financial Statements (Continued)

December 31, 2017

under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $475,085, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

25

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$475,085	$—	$475,085	$(475,085)	$—
Total	$475,085	$—	$475,085	$(475,085)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of

26

Notes to Financial Statements (Continued)

December 31, 2017

discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to foreign currency gain/loss. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities and Foreign Currency Transactions
$—	$(38,962)	$38,962

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

27

Notes to Financial Statements (Continued)

December 31, 2017

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Lazard Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to 2 billion	0.75%
$2 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.01% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $11,169, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.80%, and after contractual fee waivers was 0.79%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

28

Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, NFM earned $101,989 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $460.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services.

These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $167,512.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all

29

Notes to Financial Statements (Continued)

December 31, 2017

deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $87,736,547 and sales of $85,878,830 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

30

Notes to Financial Statements (Continued)

December 31, 2017

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $90 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,848,381	$—	$1,848,381	$—	$1,848,381

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,052,829	$—	$2,052,829	$—	$2,052,829

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

31

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$892,973	$553,658	$1,446,631	$—	$18,625,789	$20,072,420

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$105,020,373	$21,249,721	$(2,561,758)	$18,687,963

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized of $7,784,639 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT International Equity Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $3,328,705 or $0.3149 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $317,169 or $0.0300 per outstanding share.

34

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

35

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

36

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

40

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

41

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Annual Report

December 31, 2017

Templeton NVIT International Value Fund

AR-IV 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	Templeton NVIT International Value Fund

For the annual period ended December 31, 2017, the Templeton NVIT International Value Fund (Class I) returned 22.72% versus 27.19% for its benchmark, the MSCI ACWI ex USA. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Value Funds (consisting of 16 funds as of December 31, 2017) was 23.03% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

International equities rallied in 2017 as investors looked beyond political turmoil and nascent monetary policy tightening, and focused on global growth and fiscal stimulus that could potentially help earnings growth. The Fund delivered solid absolute gains but trailed the index as a still-challenging backdrop for value investors contributed to stock-specific setbacks.

Health Care was the biggest sector detractor, pressured by stock selection and an overweighting. Israeli generic drugmaker Teva Pharmaceutical Industries declined after reducing its guidance, leading to concerns about its debt profile. Our analysis indicates to us that Teva does not have a liquidity problem and should be able to address balance sheet issues, cut costs and deliver on a more conservative outlook. The Health Care sector remains subject to concerns about generic competition, regulatory scrutiny and a consolidating payor sector, all of which we believe are overstated and addressable. It is rare to find highly cash-generative, innovative businesses with enormous growth potential trading in what we consider deep value territory, but we believe select biotechnology and pharmaceuticals firms could offer such a proposition.

An overweighting and stock-specific weakness in Energy also hurt relative results. UK-based oilfield services company Petrofac declined amid a regulatory investigation. We had been constructive on the stock given the company’s healthy backlog, strategic refocus on core assets and prudent balance sheet deleveraging, but the escalating fraud investigation seemed to us a thesis changer, and we divested the Fund’s holdings to avoid further downside risk. More broadly, our decision to remain overweighted in Energy despite fears of a supply glut in 2017’s first half proved beneficial as oil rallied and the sector outperformed in the second half. We continue to expect a supply response possibly capping further price increases, and we now seek to selectively reduce exposure at this point in the cycle.

Turning to contributors, stock selection drove the Fund’s underweighted financials holdings to outperform, led by Asian and European lenders. Select European and Asian markets are benefiting from an economic upturn and the potential for incrementally tighter monetary policy, which we believe can improve the earnings prospects for the Fund’s financials holdings. Strong stock selection also helped relative performance in the utilities sector; we remain cautious on expensive “bond proxy” sectors such as utilities and consumer staples.

Regionally, stock-specific weakness among underweighted Asian and overweighted European allocations detracted from relative results.

During the period, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded, which hurt the Fund’s performance because investments in securities with non-U.S. currency lost value as the U.S. dollar rose.

4

Fund Commentary (cont.)	Templeton NVIT International Value Fund

Subadviser:

Templeton Investment Counsel, LLC

Portfolio Managers:

Antonio T. Docal, CFA; Matthew R. Nagle, CFA; and Peter Nori, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies and preferred stock). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as convertible securities (which change in value as the market value of the underlying stock fluctuates). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Templeton NVIT International Value Fund

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries††

Banks	13.4%
Oil, Gas & Consumable Fuels	11.6%
Pharmaceuticals	11.3%
Insurance	6.2%
Technology Hardware, Storage & Peripherals	5.3%
Diversified Telecommunication Services	5.1%
Wireless Telecommunication Services	3.9%
Chemicals	3.4%
Aerospace & Defense	3.0%
Metals & Mining	3.0%
Other Industries*	33.8%
100.0%

Top Holdings††

Samsung Electronics Co. Ltd., GDR	3.5%
BP plc	2.8%
Roche Holding AG	2.0%
BNP Paribas SA	1.9%
Standard Chartered plc	1.8%
HSBC Holdings plc	1.8%
Telenor ASA	1.8%
Bayer AG (Registered)	1.6%
Royal Dutch Shell plc, Class B, ADR	1.6%
Sanofi	1.5%
Other Holdings*	79.7%
100.0%

Top Countries††

United Kingdom	14.8%
Japan	12.8%
Germany	10.4%
France	10.3%
Netherlands	7.7%
China	6.1%
South Korea	5.7%
Switzerland	5.6%
United States	3.7%
Hong Kong	3.2%
Other Countries*	19.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

6

Fund Performance	Templeton NVIT International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I3	22.72%	5.64%	8.63%
MSCI ACWI ex USA	27.19%	6.80%	10.48%
CPI	2.11%	1.43%	1.70%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Effective April 30, 2014, Class III Shares were renamed Class I Shares.

Expense Ratios

Expense Ratio^
Class I	1.02%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

7

Fund Performance (cont.)	Templeton NVIT International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Templeton NVIT International Value Fund since inception through 12/31/17 versus performance of the MSCI ACWI ex USA and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Templeton NVIT International Value Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,084.20	5.15	0.98
	Hypothetical	(b)(c)	1,000.00	1,020.27	4.99	0.98

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

Templeton NVIT International Value Fund

Common Stocks 98.2%

	Shares	Value

BELGIUM 0.8%
Pharmaceuticals 0.8%
UCB SA	23,175	$1,836,493

CANADA 2.6%
Metals & Mining 1.0%
Wheaton Precious Metals Corp.	96,900	2,142,284

Oil, Gas & Consumable Fuels 1.6%
Husky Energy, Inc.*	89,700	1,266,647
Suncor Energy, Inc.	66,613	2,445,656

		3,712,303

		5,854,587

CHINA 6.0%
Diversified Telecommunication Services 1.3%
China Telecom Corp. Ltd., Class H	5,934,000	2,823,398

Health Care Providers & Services 0.7%
Sinopharm Group Co. Ltd., Class H	355,200	1,529,906

Insurance 1.2%
China Life Insurance Co. Ltd., Class H	866,000	2,703,424

Internet Software & Services 1.8%
Baidu, Inc., ADR*	11,620	2,721,520
NetEase, Inc., ADR	4,000	1,380,280

		4,101,800

Wireless Telecommunication Services 1.0%
China Mobile Ltd.	220,500	2,231,955

		13,390,483

DENMARK 0.5%
Electric Utilities 0.5%
Orsted A/S (a)	20,052	1,092,447

FRANCE 10.2%
Aerospace & Defense 0.7%
Zodiac Aerospace	54,334	1,625,263

Auto Components 1.2%
Cie Generale des Etablissements Michelin	18,890	2,705,887

Banks 1.9%
BNP Paribas SA	55,851	4,165,027

Building Products 1.1%
Cie de Saint-Gobain	44,268	2,436,323

Insurance 1.4%
AXA SA	107,132	3,175,228

Multi-Utilities 0.9%
Veolia Environnement SA	78,986	2,015,238

Oil, Gas & Consumable Fuels 1.5%
TOTAL SA	59,484	3,282,049

Pharmaceuticals 1.5%
Sanofi	39,068	3,363,896

		22,768,911

GERMANY 10.2%
Chemicals 1.1%
LANXESS AG	32,072	2,550,118

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Construction Materials 1.0%
HeidelbergCement AG	21,210	$2,296,028

Diversified Telecommunication Services 0.8%
Telefonica Deutschland Holding AG	357,342	1,794,499

Industrial Conglomerates 1.4%
Siemens AG (Registered)	22,224	3,083,560

Multi-Utilities 1.0%
Innogy SE (a)	59,570	2,321,468

Pharmaceuticals 3.1%
Bayer AG (Registered)	28,781	3,579,640
Merck KGaA	28,858	3,107,705

		6,687,345

Semiconductors & Semiconductor Equipment 1.1%
Infineon Technologies AG	91,055	2,486,921

Software 0.7%
SAP SE	14,843	1,664,344

		22,884,283

HONG KONG 3.2%
Household Durables 0.3%
Haier Electronics Group Co. Ltd.*	242,600	664,364

Industrial Conglomerates 1.5%
CK Hutchison Holdings Ltd.	259,512	3,258,168

Insurance 0.8%
AIA Group Ltd.	214,800	1,831,883

Real Estate Management & Development 0.6%
CK Asset Holdings Ltd.	155,512	1,359,316

		7,113,731

IRELAND 1.4%
Banks 0.2%
Bank of Ireland Group plc	39,400	336,910

Construction Materials 1.2%
CRH plc	76,825	2,753,450

		3,090,360

ISRAEL 1.2%
Pharmaceuticals 1.2%
Teva Pharmaceutical Industries Ltd., ADR	137,644	2,608,354

ITALY 1.0%
Oil, Gas & Consumable Fuels 1.0%
Eni SpA	132,223	2,186,552

JAPAN 12.7%
Auto Components 0.7%
Sumitomo Rubber Industries Ltd.	87,600	1,627,569

Beverages 2.3%
Kirin Holdings Co. Ltd.	93,600	2,354,965
Suntory Beverage & Food Ltd.	66,100	2,939,482

		5,294,447

Electronic Equipment, Instruments & Components 1.2%
Omron Corp.	46,200	2,751,762

10

Statement of Investments (Continued)

December 31, 2017

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Food & Staples Retailing 0.3%
Seven & i Holdings Co. Ltd.	15,600	$647,940

Household Durables 0.7%
Panasonic Corp.	106,300	1,556,709

Metals & Mining 1.4%
Sumitomo Metal Mining Co. Ltd.	65,900	3,023,356

Multiline Retail 1.1%
Ryohin Keikaku Co. Ltd.	7,800	2,428,571

Oil, Gas & Consumable Fuels 1.1%
Inpex Corp.	190,900	2,388,869

Pharmaceuticals 0.7%
Astellas Pharma, Inc.	130,000	1,651,143

Real Estate Management & Development 1.0%
Mitsui Fudosan Co. Ltd.	98,800	2,214,893

Technology Hardware, Storage & Peripherals 0.7%
Konica Minolta, Inc.	156,600	1,507,246

Wireless Telecommunication Services 1.5%
SoftBank Group Corp.	41,800	3,302,331

		28,394,836

LUXEMBOURG 1.0%
Energy Equipment & Services 0.7%
Tenaris SA	111,286	1,756,680

Media 0.3%
SES SA, FDR	37,622	586,259

		2,342,939

NETHERLANDS 7.6%
Banks 1.2%
ING Groep NV	148,773	2,737,544

Chemicals 1.0%
Akzo Nobel NV	25,115	2,196,797

Energy Equipment & Services 1.0%
SBM Offshore NV	121,271	2,133,973

Insurance 1.7%
ASR Nederland NV	43,534	1,790,408
NN Group NV	46,248	1,999,720

		3,790,128

Oil, Gas & Consumable Fuels 2.7%
Royal Dutch Shell plc, Class B	76,567	2,582,368
Royal Dutch Shell plc, Class B, ADR (b)	50,238	3,430,754

		6,013,122

		16,871,564

NORWAY 2.5%
Chemicals 0.8%
Yara International ASA	37,794	1,729,900

Diversified Telecommunication Services 1.7%
Telenor ASA	182,560	3,910,558

		5,640,458

Common Stocks (continued)

	Shares	Value

PORTUGAL 0.9%
Oil, Gas & Consumable Fuels 0.9%
Galp Energia SGPS SA	103,688	$1,904,864

SINGAPORE 3.2%
Banks 2.0%
DBS Group Holdings Ltd.	120,461	2,230,429
United Overseas Bank Ltd.	110,200	2,173,952

		4,404,381

Diversified Telecommunication Services 1.2%
Singapore Telecommunications Ltd.	1,005,400	2,683,555

		7,087,936

SOUTH KOREA 5.6%
Banks 2.2%
Hana Financial Group, Inc.	48,027	2,234,690
KB Financial Group, Inc., ADR	44,826	2,622,769

		4,857,459

Technology Hardware, Storage & Peripherals 3.4%
Samsung Electronics Co. Ltd., GDR (a)	6,400	7,658,950

		12,516,409

SWEDEN 0.5%
Health Care Equipment & Supplies 0.5%
Getinge AB, Class B	82,457	1,191,400

SWITZERLAND 5.5%
Capital Markets 1.2%
UBS Group AG (Registered)*	150,103	2,758,024

Insurance 0.8%
Swiss Re AG	18,235	1,706,920

Metals & Mining 0.5%
Glencore plc*	220,856	1,161,987

Pharmaceuticals 3.0%
Novartis AG (Registered)	26,201	2,215,078
Roche Holding AG	17,346	4,387,554

		6,602,632

		12,229,563

TAIWAN 2.2%
Semiconductors & Semiconductor Equipment 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	296,214	2,276,127

Technology Hardware, Storage & Peripherals 1.2%
Catcher Technology Co. Ltd.	132,000	1,448,633
Pegatron Corp.	494,000	1,193,930

		2,642,563

		4,918,690

THAILAND 1.2%
Banks 1.2%
Bangkok Bank PCL, NVDR	375,700	2,328,269
Bangkok Bank PCL	45,200	280,111

		2,608,380

11

Statement of Investments (Continued)

December 31, 2017

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM 14.6%
Aerospace & Defense 2.3%
BAE Systems plc	369,554	$2,842,334
Rolls-Royce Holdings plc*	196,355	2,234,699
Rolls-Royce Holdings plc (Preference)* (c)	5,199,334	7,020

		5,084,053

Banks 4.5%
Barclays plc	892,490	2,433,474
HSBC Holdings plc	384,292	3,925,731
Standard Chartered plc*	379,616	3,994,843

		10,354,048

Capital Markets 0.6%
London Stock Exchange Group plc	25,120	1,286,184

Chemicals 0.5%
Johnson Matthey plc	24,621	1,017,980

Insurance 0.2%
Aviva plc	79,172	541,064

Oil, Gas & Consumable Fuels 2.6%
BP plc	859,804	6,063,773

Pharmaceuticals 0.5%
GlaxoSmithKline plc	58,164	1,028,795

Specialty Retail 1.1%
Kingfisher plc	528,130	2,407,605

Trading Companies & Distributors 1.0%
Travis Perkins plc	100,478	2,124,510

Wireless Telecommunication Services 1.3%
Vodafone Group plc	940,679	2,971,671

		32,879,683

UNITED STATES 3.6%
Biotechnology 1.0%
Shire plc	40,965	2,124,786

Health Care Equipment & Supplies 1.0%
LivaNova plc*	30,010	2,398,399

Life Sciences Tools & Services 0.9%
QIAGEN NV*	65,143	2,034,164

Metals & Mining 0.1%
Tahoe Resources, Inc.	66,696	319,950

Pharmaceuticals 0.6%
Perrigo Co. plc	14,200	1,237,672

		8,114,971

Total Common Stocks (cost $165,034,886)		219,527,894

Repurchase Agreement 0.4%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $792,426, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $808,146. (d)(e)	$792,300	$792,300

Total Repurchase Agreement (cost $792,300)		792,300

Total Investments (cost $165,827,186) — 98.6%		220,320,194

Other assets in excess of liabilities — 1.4%		3,029,498

NET ASSETS — 100.0%		$223,349,692

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $11,072,865 which represents 4.96% of net assets.

(b)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $778,506.

(c)	Fair valued security.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $792,300.

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

FDR	Fiduciary Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2017

Templeton NVIT International Value Fund
Assets:
Investment securities, at value* (cost $165,034,886)	$219,527,894
Repurchase agreement, at value (cost $792,300)	792,300
Cash	3,172,997
Foreign currencies, at value (cost $35,857)	36,222
Interest and dividends receivable	383,417
Security lending income receivable	3,382
Receivable for investments sold	393,862
Receivable for capital shares issued	151,088
Reclaims receivable	132,867
Due from custodian	22,339
Prepaid expenses	339

Total Assets	224,616,707

Liabilities:
Payable for investments purchased	199,990
Payable for capital shares redeemed	1,846
Payable upon return of securities loaned (Note 2)	792,300
Accrued expenses and other payables:
Investment advisory fees	140,663
Fund administration fees	16,750
Administrative servicing fees	28,277
Accounting and transfer agent fees	49
Trustee fees	35
Deferred capital gain country tax	43,822
Custodian fees	1,372
Compliance program costs (Note 3)	216
Professional fees	27,477
Printing fees	8,062
Other	6,156

Total Liabilities	1,267,015

Net Assets	$223,349,692

Represented by:
Capital	$166,343,697
Accumulated undistributed net investment income	320,294
Accumulated net realized gains from investment securities and foreign currency transactions	2,227,135
Net unrealized appreciation/(depreciation) in investment securities†	54,449,186
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	9,380

Net Assets	$223,349,692

13

Statement of Assets and Liabilities (Continued)

December 31, 2017

Templeton NVIT International Value Fund
Net Assets:
Class I Shares	$223,349,692

Total	$223,349,692

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	17,477,120

Total	17,477,120

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.78

*	Includes value of securities on loan of $778,506 (Note 2).
†	Net of $43,822 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2017

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$6,731,079
Interest income	25,867
Income from securities lending (Note 2)	25,704
Foreign tax withholding	(610,548)

Total Income	6,172,102

EXPENSES:
Investment advisory fees	1,647,404
Fund administration fees	123,088
Administrative servicing fees Class I Shares	329,483
Professional fees	33,559
Printing fees	13,220
Trustee fees	6,636
Custodian fees	9,714
Accounting and transfer agent fees	7,514
Compliance program costs (Note 3)	893
Other	4,825

Total Expenses	2,176,336

NET INVESTMENT INCOME	3,995,766

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	7,076,835
Foreign currency transactions (Note 2)	(18,381)

Net realized gains	7,058,454

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	33,665,241
Translation of assets and liabilities denominated in foreign currencies	27,720

Net change in unrealized appreciation/depreciation	33,692,961

Net realized/unrealized gains	40,751,415

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,747,181

†	Net of capital gain country taxes of $696.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $41,856.

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$3,995,766	$4,566,644
Net realized gains (losses)	7,058,454	(4,817,335)
Net change in unrealized appreciation/depreciation	33,692,961	2,565,516

Change in net assets resulting from operations	44,747,181	2,314,825

Distributions to Shareholders From:
Net investment income:
Class I	(4,295,346)	(4,408,321)
Net realized gains:
Class I	–	(3,106,376)

Change in net assets from shareholder distributions	(4,295,346)	(7,514,697)

Change in net assets from capital transactions	(24,602,405)	(2,874,844)

Change in net assets	15,849,430	(8,074,716)

Net Assets:
Beginning of year	207,500,262	215,574,978

End of year	$223,349,692	$207,500,262

Accumulated undistributed net investment income at end of year	$320,294	$591,399

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,564,354	$15,705,624
Dividends reinvested	4,295,346	7,514,697
Cost of shares redeemed	(33,462,105)	(26,095,165)

Total Class I Shares	(24,602,405)	(2,874,844)

Change in net assets from capital transactions	$(24,602,405)	$(2,874,844)

SHARE TRANSACTIONS:
Class I Shares
Issued	392,409	1,504,397
Reinvested	343,037	696,982
Redeemed	(2,803,836)	(2,473,141)

Total Class I Shares	(2,068,390)	(271,762)

Total change in shares	(2,068,390)	(271,762)

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover
Class I Shares (d)
Year Ended December 31, 2017	$10.62	0.22		2.19	2.41	(0.25)	–	(0.25)	–	$12.78	22.72%		$223,349,692	0.99%	1.82%		0.99%	16.76%
Year Ended December 31, 2016	$10.88	0.23		(0.10)	0.13	(0.23)	(0.16)	(0.39)	–	$10.62	1.12%		$207,500,262	1.02%	2.19%		1.02%	18.20%
Year Ended December 31, 2015	$12.13	0.22		(0.68)	(0.46)	(0.22)	(0.57)	(0.79)	–	$10.88	(3.90%	)	$215,574,978	1.02%	1.79%		1.02%	12.38%
Year Ended December 31, 2014	$14.27	0.47	(e)	(1.57)	(1.10)	(0.50)	(0.54)	(1.04)	–	$12.13	(8.15%	)	$226,857,097	1.00%	3.40%	(e)	1.00%	18.74%
Year Ended December 31, 2013	$12.21	0.26		2.17	2.43	(0.25)	(0.12)	(0.37)	–	$14.27	20.09%		$263,066,096	1.00%	1.98%		1.00%	15.31%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Effective April 30, 2014, Class III Shares were renamed Class I Shares.
(e)	During the year ended December 31, 2014, the Fund received a large special dividend distribution from Vodafone Group PLC. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.15 and 1.11% lower, respectively.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

18

Notes to Financial Statements (Continued)

December 31, 2017

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2017

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$6,709,316	$—	$6,709,316
Auto Components	—	4,333,456	—	4,333,456
Banks	2,622,769	26,840,980	—	29,463,749
Beverages	—	5,294,447	—	5,294,447
Biotechnology	—	2,124,786	—	2,124,786
Building Products	—	2,436,323	—	2,436,323
Capital Markets	—	4,044,208	—	4,044,208
Chemicals	—	7,494,795	—	7,494,795
Construction Materials	—	5,049,478	—	5,049,478
Diversified Telecommunication Services	—	11,212,010	—	11,212,010
Electric Utilities	—	1,092,447	—	1,092,447
Electronic Equipment, Instruments & Components	—	2,751,762	—	2,751,762
Energy Equipment & Services	—	3,890,653	—	3,890,653
Food & Staples Retailing	—	647,940	—	647,940
Health Care Equipment & Supplies	2,398,399	1,191,400	—	3,589,799
Health Care Providers & Services	—	1,529,906	—	1,529,906
Household Durables	—	2,221,073	—	2,221,073
Industrial Conglomerates	—	6,341,728	—	6,341,728
Insurance	—	13,748,647	—	13,748,647
Internet Software & Services	4,101,800	—	—	4,101,800
Life Sciences Tools & Services	—	2,034,164	—	2,034,164
Media	—	586,259	—	586,259
Metals & Mining	2,462,234	4,185,343	—	6,647,577
Multiline Retail	—	2,428,571	—	2,428,571
Multi-Utilities	—	4,336,706	—	4,336,706
Oil, Gas & Consumable Fuels	7,143,057	18,408,475	—	25,551,532
Pharmaceuticals	3,846,026	21,170,304	—	25,016,330
Real Estate Management & Development	—	3,574,209	—	3,574,209
Semiconductors & Semiconductor Equipment	—	4,763,048	—	4,763,048
Software	—	1,664,344	—	1,664,344
Specialty Retail	—	2,407,605	—	2,407,605
Technology Hardware, Storage & Peripherals	—	11,808,759	—	11,808,759

20

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Trading Companies & Distributors	$—	$2,124,510	$—	$2,124,510
Wireless Telecommunication Services	—	8,505,957	—	8,505,957
Total Common Stocks	$22,574,285	$196,953,609	$—	$219,527,894
Repurchase Agreement	—	792,300	—	792,300
Total	$22,574,285	$197,745,909	$—	$220,320,194

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the

21

Notes to Financial Statements (Continued)

December 31, 2017

securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $792,300, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the

22

Notes to Financial Statements (Continued)

December 31, 2017

collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

At December 31, 2017, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$792,300	$—	$792,300	$(792,300)	$—
Total	$792,300	$—	$792,300	$(792,300)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

23

Notes to Financial Statements (Continued)

December 31, 2017

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in passive foreign investment companies (“PFICs”). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities and Foreign Currency Transactions
$—	$28,475	$(28,475)

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

24

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.75%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.87% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

25

Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, NFM earned $123,088 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $893.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $329,483.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as

26

Notes to Financial Statements (Continued)

December 31, 2017

compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $36,126,448 and sales of $61,071,377 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $792 of brokerage commissions.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively

27

Notes to Financial Statements (Continued)

December 31, 2017

collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,295,346	$—	$4,295,346	$—	$4,295,346

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,985,239	$1,529,458	$7,514,697	$—	$7,514,697

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,282,289	$2,155,548	$3,437,837	$—	$53,568,158	$57,005,995

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$166,717,594	$61,371,882	$(7,769,282)	$53,602,600

28

Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized of $4,783,265 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

Templeton NVIT International Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton NVIT International Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

30

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $6,736,079 or $0.3854 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $595,281 or $0.0341 per outstanding share.

31

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

32

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

33

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

34

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

35

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

36

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

37

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

38

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

39

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

40

Annual Report

December 31, 2017

American Century NVIT Multi Cap Value Fund

AR-MCV 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	American Century NVIT Multi Cap Value Fund

For the annual period ended December 31, 2017, the American Century NVIT Multi Cap Value Fund (Class I) returned 8.67% versus 13.66% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 60 funds as of December 31, 2017) was 15.07% for the same time period. Performance for the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Major U.S. stock market benchmarks climbed to record highs during the year. At year-end, the S&P 500® Index delivered its ninth consecutive quarterly gain, and the highest quarterly return in two years. Market gains were fueled by positive economic and earnings news, moderate inflation, and passage of the largest corporate tax cut in decades. The outperformance of growth versus value was pronounced in 2017. This created headwinds for our approach to value investing as quality and value factors are key determinants of the Fund’s performance over time.

The Federal Reserve raised the federal funds rate by 25 basis points in December, the fourth rate hike since December of 2016. This pressured interest-rate sensitive sectors such as utilities and real estate. The Fed is expected to continue raising rates at a gradual pace through 2018, given relatively moderate inflation.

Industrials holdings detracted from Fund Performance. A significant position in General Electric, which was one of the portfolio’s top individual detractors as well as one of its largest holdings, drove relative underperformance in the Industrials sector.

Weak earnings hurt consumer discretionary stocks. Advance Auto Parts and Mattel, which were among the worst individual performers in the portfolio, missed two quarterly earnings estimates. Additionally, concerns about increased competitive pressure from Amazon weighed on many consumer companies.

Information Technology holdings contributed to Fund performance. Emerging new products and rising demand led to a strong performance by the Information Technology sector. Additionally, most information technology companies have a tremendous amount of cash offshore, and the prospect of being able to repatriate it at favorable tax rates boosted the sector.

The Fund’s Energy and Health Care sectors remain overweight, and holdings in these sectors continue to offer compelling value opportunities. In Energy, the Fund holds well-managed, higher-quality companies with attractive risk/reward profiles. In Health Care, we have identified a diverse mix of undervalued stocks. Some of the best values in the portfolio are offered by pharmaceutical companies Pfizer and Merck.

The Fund’s holding in General Electric detracted from Fund performance. Concern about free cash flow generation relative to its earnings weighed heavily on General Electric (GE) throughout the year. GE’s stock fell following the company’s CEO change and downgraded guidance due to weakness in the company’s power and oil and gas business. A major dividend cut and lingering concerns about GE’s ability to meet its 2018 earnings target, despite sweeping changes announced by the new CEO, further dragged down the stock in the fourth quarter. (This position was held in the Fund for the entire period and added to.)

Teva Pharmaceutical Industries also detracted from Fund performance. Teva’s core U.S. generics business has faced significant pricing pressure and increased competition. The company’s stock declined after it missed second-quarter earnings-per-share expectations, lowered guidance for fiscal year 2017, and significantly cut its dividend. In December, the company’s announcement of a major restructuring plan, including sizable layoffs, lifted Teva’s stock. (This position was held in the Fund for the entire period and trimmed back.)

Advance Auto Parts’ stock fell on reports that Amazon was increasing its focus on the aftermarket automotive parts sector. The company materially lowered its fiscal-year 2017 guidance after missing both first- and second-quarter earnings estimates. The stock rebounded

4

Fund Commentary (cont.)	American Century NVIT Multi Cap Value Fund

somewhat after beating third-quarter estimates, but weak sales continue to be a concern. Our longer-term investment thesis, however, remains intact. (This position was held in the Fund for the entire period and added to.)

The Fund benefited from its underweight position in Exxon Mobil as the stock underperformed many other energy securities. Despite operational results that were generally in line with expectations, the company’s extended valuation fell early in the year. By the third quarter, Exxon’s performance relative to the Energy sector had improved, and we trimmed the Fund’s position and rotated into other energy names with better risk/reward profiles. (This position was held in the Fund for the entire period.)

TE Connectivity contributed to Fund performance. This technology company designs and manufactures connectivity and sensor products for automotive, industrial, and harsh environments. Due to strong demand, the company delivered better-than-expected fourth-quarter earnings and revenues and provided a positive outlook for fiscal year 2018. (This position was held in the Fund for the entire period and trimmed back.)

Semiconductor company Applied Materials, another contributor to Fund performance, continued to gain market share and reported record revenues and earnings per share for its fiscal third quarter. The company also announced that it expects continued growth in revenues and earnings over the next few years due to strong demand. (This position was held in the Fund for the entire period and trimmed back.)

The Fund seeks to invest in multi-cap U.S. companies selling at a discount to fair value. Our time-tested process focuses on higher-quality companies with superior risk/reward potential. Investing in these businesses has resulted in higher returns with lower volatility over time.

Bottom-up research determines a downside and fair value potential for each security. By focusing on higher-quality companies and understanding their values, we aim to take advantage of pricing opportunities and avoid value traps. This offers the potential for downside protection.

We actively rebalance the portfolio to the best values within our quality universe. Our active management of positions further supports the Fund’s risk-adjusted returns.

Early in the year, the energy sector declined as the price of oil fell and energy companies faced a rising service cost environment. This provided us with the opportunity to add to some of the portfolio’s energy stocks that continue to offer compelling risk/reward profiles.

The Fund’s health care holdings offer some of the most attractive risk/reward profiles. We have identified value opportunities across industries, including Pharmaceuticals, Health Care Providers & Services, and Health Care Equipment & Supplies. Pharmaceutical companies Pfizer and Merck are a couple of the portfolio’s largest holdings and are among the highest-quality companies in their industry. Their diversified product portfolios have historically generated stable returns through various economic cycles, and we believe they will be able to sustain returns through continued research and development investment.

Our valuation methodology shows that many utilities and real estate stocks remain overvalued, leading to the portfolio’s continued underweight in those sectors. Many investors have been drawn to utilities and real estate stocks because of the yields they have offered during an extended period of low interest rates.

The Fund occasionally buys derivatives such as foreign exchange forward currency contracts to offset the inherent currency risk of holding foreign securities in the portfolio. Exposure to derivatives did not have a material effect on performance in the period.

Subadviser:

American Century Investment Management, Inc.

5

Fund Commentary (cont.)	American Century NVIT Multi Cap Value Fund

Portfolio Managers:

Phillip N. Davidson, CFA; Dan Gruemmer, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (which may be volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	American Century NVIT Multi Cap Value Fund

Asset Allocation†

Common Stocks	97.3%
Repurchase Agreements	0.9%
Forward Foreign Currency Contracts††	(0.0)%
Other assets in excess of liabilities	1.8%
100.0%

Top Holdings†††

JPMorgan Chase & Co.	3.4%
Procter & Gamble Co. (The)	3.1%
Wells Fargo & Co.	3.0%
Pfizer, Inc.	3.0%
General Electric Co.	2.9%
AT&T, Inc.	2.7%
Bank of America Corp.	2.5%
Johnson & Johnson	2.4%
Merck & Co., Inc.	2.3%
Chevron Corp.	2.1%
Other Holdings*	72.6%
100.0%

Top Industries†††

Banks	14.9%
Oil, Gas & Consumable Fuels	14.6%
Pharmaceuticals	10.1%
Energy Equipment & Services	4.3%
Food Products	4.1%
Capital Markets	4.1%
Health Care Providers & Services	4.0%
Health Care Equipment & Supplies	3.6%
Diversified Telecommunication Services	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Other Industries*	33.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	American Century NVIT Multi Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	8.67%	13.33%	14.47%
Class II	8.44%	13.12%	14.26%
Russell 1000® Value Index	13.66%	14.04%	15.82%
CPI	2.11%	1.43%	1.70%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.89%	0.89%
Class II	1.14%	1.06%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (cont.)	American Century NVIT Multi Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the American Century NVIT Multi Cap Value Fund since inception through 12/31/17 versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

American Century NVIT Multi Cap Value Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,073.00	4.60	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class II Shares	Actual	(b)	1,000.00	1,071.20	5.48	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.91	5.35	1.05

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2017

American Century NVIT Multi Cap Value Fund

Common Stocks 97.3%

	Shares	Value

Aerospace & Defense 0.9%
Textron, Inc.	33,953	$1,921,400
United Technologies Corp.	15,070	1,922,480

		3,843,880

Automobiles 1.1%
General Motors Co.	49,953	2,047,573
Honda Motor Co. Ltd.	71,600	2,454,843

		4,502,416

Banks 14.6%
Bank of America Corp.	349,770	10,325,210
BB&T Corp.	80,110	3,983,069
BOK Financial Corp.	13,850	1,278,632
Comerica, Inc.	17,111	1,485,406
Cullen/Frost Bankers, Inc.	7,990	756,254
JPMorgan Chase & Co.	131,396	14,051,488
M&T Bank Corp.	15,557	2,660,091
PNC Financial Services Group, Inc. (The)	40,616	5,860,483
US Bancorp	164,808	8,830,413
Wells Fargo & Co.	207,387	12,582,169

		61,813,215

Beverages 0.4%
PepsiCo, Inc.	12,370	1,483,410

Building Products 1.0%
Johnson Controls International plc	108,432	4,132,343

Capital Markets 4.0%
Ameriprise Financial, Inc.	4,880	827,014
Franklin Resources, Inc.	30,070	1,302,933
Goldman Sachs Group, Inc. (The)	19,302	4,917,378
Invesco Ltd.	76,113	2,781,169
Northern Trust Corp.	44,952	4,490,255
State Street Corp.	26,663	2,602,575

		16,921,324

Communications Equipment 2.1%
Cisco Systems, Inc.	230,905	8,843,661

Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class A*	24	7,142,400
Berkshire Hathaway, Inc., Class B*	14,650	2,903,923

		10,046,323

Diversified Telecommunication Services 3.5%
AT&T, Inc.	288,596	11,220,613
Verizon Communications, Inc.	68,910	3,647,406

		14,868,019

Electric Utilities 1.0%
Edison International	24,085	1,523,136
PG&E Corp.	61,799	2,770,449

		4,293,585

Electrical Equipment 1.2%
Emerson Electric Co.	46,150	3,216,194
Hubbell, Inc.	13,262	1,794,879

		5,011,073

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components 1.7%
Keysight Technologies, Inc.*	76,687	$3,190,179
TE Connectivity Ltd.	41,941	3,986,073

		7,176,252

Energy Equipment & Services 4.2%
Baker Hughes a GE Co.	58,217	1,841,986
Halliburton Co.	55,465	2,710,574
Helmerich & Payne, Inc. (a)	24,251	1,567,585
National Oilwell Varco, Inc.	96,560	3,478,091
Schlumberger Ltd.	122,940	8,284,927

		17,883,163

Equity Real Estate Investment Trusts (REITs) 0.5%
Weyerhaeuser Co.	61,090	2,154,033

Food & Staples Retailing 1.8%
Sysco Corp.	28,926	1,756,676
Wal-Mart Stores, Inc.	58,173	5,744,584

		7,501,260

Food Products 4.0%
Conagra Brands, Inc.	120,495	4,539,046
General Mills, Inc.	50,720	3,007,189
Kellogg Co.	48,302	3,283,570
Mondelez International, Inc., Class A	143,236	6,130,501

		16,960,306

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	70,880	4,045,121
Medtronic plc	83,736	6,761,682
Zimmer Biomet Holdings, Inc.	34,680	4,184,836

		14,991,639

Health Care Providers & Services 3.9%
Cardinal Health, Inc.	41,730	2,556,797
Express Scripts Holding Co.*	40,494	3,022,472
HCA Healthcare, Inc.*	24,720	2,171,405
LifePoint Health, Inc.*	83,129	4,139,824
McKesson Corp.	22,380	3,490,161
Universal Health Services, Inc., Class B	10,025	1,136,334

		16,516,993

Hotels, Restaurants & Leisure 0.3%
Carnival Corp.	17,775	1,179,727

Household Products 3.0%
Procter & Gamble Co. (The)	139,627	12,828,929

Industrial Conglomerates 2.8%
General Electric Co.	687,134	11,990,488

Insurance 3.3%
Aflac, Inc.	20,866	1,831,617
Chubb Ltd.	28,622	4,182,533
MetLife, Inc.	73,775	3,730,064
Reinsurance Group of America, Inc.	19,520	3,043,754
Unum Group	24,670	1,354,136

		14,142,104

11

Statement of Investments (Continued)

December 31, 2017

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Leisure Products 0.4%
Mattel, Inc. (a)	108,239	$1,664,716

Metals & Mining 0.5%
BHP Billiton Ltd.	95,290	2,193,410

Multiline Retail 0.8%
Target Corp.	52,849	3,448,397

Oil, Gas & Consumable Fuels 14.3%
Anadarko Petroleum Corp.	81,853	4,390,595
Apache Corp.	42,718	1,803,554
Chevron Corp.	70,731	8,854,814
Cimarex Energy Co.	19,033	2,322,216
ConocoPhillips	102,603	5,631,879
Devon Energy Corp.	95,086	3,936,560
EOG Resources, Inc.	28,716	3,098,744
EQT Corp.	58,606	3,335,853
Exxon Mobil Corp.	57,017	4,768,902
Imperial Oil Ltd.	37,819	1,180,302
Noble Energy, Inc.	179,522	5,231,271
Occidental Petroleum Corp.	108,164	7,967,360
Royal Dutch Shell plc, Class B	57,330	1,933,564
TOTAL SA	110,307	6,086,225

		60,541,839

Pharmaceuticals 9.9%
Allergan plc	27,830	4,552,431
Bristol-Myers Squibb Co.	14,970	917,362
Johnson & Johnson	70,071	9,790,320
Merck & Co., Inc.	169,285	9,525,667
Pfizer, Inc.	344,330	12,471,633
Roche Holding AG	12,400	3,136,496
Teva Pharmaceutical Industries Ltd., ADR-IL (a)	83,881	1,589,545

		41,983,454

Road & Rail 1.0%
Heartland Express, Inc.	172,410	4,024,049

Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	19,117	977,261
Intel Corp.	171,150	7,900,284
QUALCOMM, Inc.	68,020	4,354,641
Teradyne, Inc.	24,907	1,042,856

		14,275,042

Software 2.5%
Microsoft Corp.	32,305	2,763,369
Oracle Corp.	160,917	7,608,156

		10,371,525

Specialty Retail 1.4%
Advance Auto Parts, Inc.	43,325	4,319,069
Lowe’s Cos., Inc.	16,986	1,578,679

		5,897,748

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.	2,272	384,490
Hewlett Packard Enterprise Co.	57,171	820,976
HP, Inc.	57,171	1,201,163

		2,406,629

Textiles, Apparel & Luxury Goods 1.0%
Ralph Lauren Corp.	20,770	2,153,641

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Tapestry, Inc.	49,771	$2,201,372

		4,355,013

Trading Companies & Distributors 0.3%
MSC Industrial Direct Co., Inc., Class A	10,785	1,042,478

Total Common Stocks (cost $337,794,478)		411,288,443

Repurchase Agreements 0.9%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $3,408,308, collateralized by U.S. Government Agency Securities, ranging from 3.00%-3.50%, maturing 4/20/2047 - 12/20/2047; total market value $3,475,925. (b)(c)	$3,407,770	3,407,770
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $400,063, collateralized by U.S. Government Treasury Securities, ranging from 0.00%-4.63%, maturing 1/31/2018 - 8/15/2047; total market value $408,000. (b)(c)	400,000	400,000

Total Repurchase Agreements (cost $3,807,770)		3,807,770

Total Investments (cost $341,602,248) — 98.2%		415,096,213

Other assets in excess of liabilities — 1.8%		7,624,727

NET ASSETS — 100.0%		$422,720,940

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $3,740,472, which was collateralized by cash used to purchase repurchase agreements with a total value of $3,807,770 and by $31,988 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 4.25%, and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $3,839,758.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $3,807,770.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

IL	Israel

REIT	Real Estate Investment Trust

12

Statement of Investments (Continued)

December 31, 2017

American Century NVIT Multi Cap Value Fund (Continued)

Forward foreign currency contracts outstanding as of December 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)($)
USD	27,621	CAD	34,604	Morgan Stanley Co., Inc.	3/29/2018	62
USD	1,833,179	JPY	205,187,700	Credit Suisse International	3/30/2018	3,863

Total unrealized appreciation						3,925

USD	1,603,207	AUD	2,097,571	JPMorgan Chase Bank	3/29/2018	(33,141)
USD	836,812	CAD	1,075,289	Morgan Stanley Co., Inc.	3/29/2018	(19,579)
USD	2,288,360	CHF	2,247,810	Credit Suisse International	3/29/2018	(32,803)
USD	4,626,431	EUR	3,905,281	UBS AG	3/29/2018	(83,739)
USD	1,398,847	GBP	1,044,624	Morgan Stanley Co., Inc.	3/29/2018	(15,602)
USD	51,536	JPY	5,799,600	Credit Suisse International	3/30/2018	(169)

Total unrealized depreciation						(185,033)

Net unrealized depreciation						(181,108)

Currency:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2017

American Century NVIT Multi Cap Value Fund
Assets:
Investment securities, at value* (cost $337,794,478)	$411,288,443
Repurchase agreements, at value (cost $3,807,770)	3,807,770
Cash	10,729,900
Foreign currencies, at value (cost $27,147)	27,147
Interest and dividends receivable	746,260
Security lending income receivable	7,423
Receivable for investments sold	702,595
Receivable for capital shares issued	60,644
Reclaims receivable	989
Unrealized appreciation on forward foreign currency contracts (Note 2)	3,925
Prepaid expenses	712

Total Assets	427,375,808

Liabilities:
Payable for investments purchased	169,928
Payable for capital shares redeemed	116,539
Unrealized depreciation on forward foreign currency contracts (Note 2)	185,033
Payable upon return of securities loaned (Note 2)	3,807,770
Accrued expenses and other payables:
Investment advisory fees	203,806
Fund administration fees	20,739
Distribution fees	27,441
Administrative servicing fees	88,699
Accounting and transfer agent fees	29
Trustee fees	65
Custodian fees	2,891
Compliance program costs (Note 3)	402
Professional fees	18,002
Printing fees	11,004
Other	2,520

Total Liabilities	4,654,868

Net Assets	$422,720,940

Represented by:
Capital	$328,166,570
Accumulated undistributed net investment income	1,059,252
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	20,181,111
Net unrealized appreciation/(depreciation) in investment securities	73,493,965
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(181,108)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,150

Net Assets	$422,720,940

14

Statement of Assets and Liabilities (Continued)

December 31, 2017

American Century NVIT Multi Cap Value Fund
Net Assets:
Class I Shares	$231,762,341
Class II Shares	190,958,599

Total	$422,720,940

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,781,755
Class II Shares	11,438,590

Total	25,220,345

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$16.82
Class II Shares	$16.69

*	Includes value of securities on loan of $3,740,472 (Note 2).

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2017

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$10,630,739
Interest income	82,206
Income from securities lending (Note 2)	27,157
Foreign tax withholding	(57,888)

Total Income	10,682,214

EXPENSES:
Investment advisory fees	2,417,367
Fund administration fees	168,823
Distribution fees Class II Shares	473,106
Administrative servicing fees Class I Shares	587,143
Administrative servicing fees Class II Shares	473,106
Professional fees	32,138
Printing fees	20,229
Trustee fees	12,737
Custodian fees	16,604
Accounting and transfer agent fees	1,157
Compliance program costs (Note 3)	1,740
Other	7,852

Total expenses before fees waived	4,212,002

Distribution fees waived — Class II (Note 3)	(151,395)

Net Expenses	4,060,607

NET INVESTMENT INCOME	6,621,607

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	24,877,918
Settlement of forward foreign currency contracts (Note 2)	(782,007)
Foreign currency transactions (Note 2)	(3,007)

Net realized gains	24,092,904

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	3,844,166
Forward foreign currency contracts (Note 2)	(103,624)
Translation of assets and liabilities denominated in foreign currencies	1,082

Net change in unrealized appreciation/depreciation	3,741,624

Net realized/unrealized gains	27,834,528

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,456,135

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$6,621,607	$6,194,123
Net realized gains	24,092,904	13,133,724
Net change in unrealized appreciation/depreciation	3,741,624	53,865,760

Change in net assets resulting from operations	34,456,135	73,193,607

Distributions to Shareholders From:
Net investment income:
Class I	(3,860,950)	(5,371,223)
Class II	(2,897,944)	(3,753,300)
Net realized gains:
Class I	(8,445,052)	(22,330,523)
Class II	(7,004,562)	(16,128,316)

Change in net assets from shareholder distributions	(22,208,508)	(47,583,362)

Change in net assets from capital transactions	(22,952,845)	25,970,001

Change in net assets	(10,705,218)	51,580,246

Net Assets:
Beginning of year	433,426,158	381,845,912

End of year	$422,720,940	$433,426,158

Accumulated undistributed net investment income at end of year	$1,059,252	$2,162,639

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,981,899	$6,534,601
Dividends reinvested	12,306,002	27,701,746
Cost of shares redeemed	(35,476,588)	(30,014,403)

Total Class I Shares	(19,188,687)	4,221,944

Class II Shares
Proceeds from shares issued	15,115,626	22,628,887
Dividends reinvested	9,902,506	19,881,616
Cost of shares redeemed	(28,782,290)	(20,762,446)

Total Class II Shares	(3,764,158)	21,748,057

Change in net assets from capital transactions	$(22,952,845)	$25,970,001

SHARE TRANSACTIONS:
Class I Shares
Issued	240,437	401,558
Reinvested	779,218	1,806,010
Redeemed	(2,144,424)	(1,888,898)

Total Class I Shares	(1,124,769)	318,670

Class II Shares
Issued	919,097	1,410,398
Reinvested	633,069	1,306,986
Redeemed	(1,757,239)	(1,321,612)

Total Class II Shares	(205,073)	1,395,772

Total change in shares	(1,329,842)	1,714,442

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$16.37	0.27	1.08	1.35	(0.28)	(0.62)	(0.90)	$16.82	8.67%		$231,762,341	0.88%	1.64%	0.88%	29.90%
Year Ended December 31, 2016	$15.41	0.26	2.73	2.99	(0.38)	(1.65)	(2.03)	$16.37	20.44%		$244,068,538	0.89%	1.66%	0.89%	45.89%
Year Ended December 31, 2015	$19.16	0.34	(1.29)	(0.95)	(0.42)	(2.38)	(2.80)	$15.41	(4.27%	)	$224,787,908	0.89%	1.93%	0.89%	45.21%
Year Ended December 31, 2014	$19.39	0.33	2.15	2.48	(0.40)	(2.31)	(2.71)	$19.16	13.12%		$268,170,178	0.88%	1.68%	0.88%	40.85%
Year Ended December 31, 2013	$15.26	0.30	4.52	4.82	(0.34)	(0.35)	(0.69)	$19.39	31.90%		$268,063,713	0.89%	1.69%	0.89%	48.11%

Class II Shares
Year Ended December 31, 2017	$16.26	0.24	1.07	1.31	(0.26)	(0.62)	(0.88)	$16.69	8.44%		$190,958,599	1.05%	1.47%	1.13%	29.90%
Year Ended December 31, 2016	$15.33	0.24	2.70	2.94	(0.36)	(1.65)	(2.01)	$16.26	20.21%		$189,357,620	1.06%	1.49%	1.14%	45.89%
Year Ended December 31, 2015	$19.08	0.31	(1.28)	(0.97)	(0.40)	(2.38)	(2.78)	$15.33	(4.44%	)	$157,058,004	1.06%	1.76%	1.14%	45.21%
Year Ended December 31, 2014	$19.32	0.30	2.14	2.44	(0.37)	(2.31)	(2.68)	$19.08	12.95%		$180,377,214	1.05%	1.51%	1.13%	40.85%
Year Ended December 31, 2013	$15.21	0.27	4.50	4.77	(0.31)	(0.35)	(0.66)	$19.32	31.67%		$173,892,352	1.06%	1.52%	1.14%	48.11%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

19

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to

20

Notes to Financial Statements (Continued)

December 31, 2017

establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,843,880	$—	$—	$3,843,880
Automobiles	2,047,573	2,454,843	—	4,502,416
Banks	61,813,215	—	—	61,813,215
Beverages	1,483,410	—	—	1,483,410
Building Products	4,132,343	—	—	4,132,343
Capital Markets	16,921,324	—	—	16,921,324
Communications Equipment	8,843,661	—	—	8,843,661
Diversified Financial Services	10,046,323	—	—	10,046,323
Diversified Telecommunication Services	14,868,019	—	—	14,868,019
Electric Utilities	4,293,585	—	—	4,293,585
Electrical Equipment	5,011,073	—	—	5,011,073
Electronic Equipment, Instruments & Components	7,176,252	—	—	7,176,252
Energy Equipment & Services	17,883,163	—	—	17,883,163
Equity Real Estate Investment Trusts (REITs)	2,154,033	—	—	2,154,033
Food & Staples Retailing	7,501,260	—	—	7,501,260
Food Products	16,960,306	—	—	16,960,306
Health Care Equipment & Supplies	14,991,639	—	—	14,991,639
Health Care Providers & Services	16,516,993	—	—	16,516,993
Hotels, Restaurants & Leisure	1,179,727	—	—	1,179,727
Household Products	12,828,929	—	—	12,828,929
Industrial Conglomerates	11,990,488	—	—	11,990,488
Insurance	14,142,104	—	—	14,142,104
Leisure Products	1,664,716	—	—	1,664,716
Metals & Mining	—	2,193,410	—	2,193,410
Multiline Retail	3,448,397	—	—	3,448,397
Oil, Gas & Consumable Fuels	52,522,050	8,019,789	—	60,541,839
Pharmaceuticals	38,846,958	3,136,496	—	41,983,454
Road & Rail	4,024,049	—	—	4,024,049

21

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$14,275,042	$—	$—	$14,275,042
Software	10,371,525	—	—	10,371,525
Specialty Retail	5,897,748	—	—	5,897,748
Technology Hardware, Storage & Peripherals	2,406,629	—	—	2,406,629
Textiles, Apparel & Luxury Goods	4,355,013	—	—	4,355,013
Trading Companies & Distributors	1,042,478	—	—	1,042,478
Total Common Stocks	$395,483,905	$15,804,538	$—	$411,288,443
Forward Foreign Currency Contracts	—	3,925	—	3,925
Repurchase Agreements	—	3,807,770	—	3,807,770
Total Assets	$395,483,905	$19,616,233	$—	$415,100,138
Liabilities:
Forward Foreign Currency Contracts	$—	$(185,033)	$—	$(185,033)
Total Liabilities	$—	$(185,033)	$—	$(185,033)
Total	$395,483,905	$19,431,200	$—	$414,915,105

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the

22

Notes to Financial Statements (Continued)

December 31, 2017

U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$3,925
Total		$3,925
Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(185,033)
Total		$(185,033)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts Currency risk	$(782,007)
Total	$(782,007)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts Currency risk	$(103,624)
Total	$(103,624)

23

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$643,648
Average Settlement Value Sold	$11,988,337

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2017:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Assets	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	Forward Foreign Currency Contracts	$3,863	$(3,863)	$—	$—
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	62	(62)	—	—
Total		$3,925	$(3,925)	$—	$—

Amounts designated as “—” are zero.

24

Notes to Financial Statements (Continued)

December 31, 2017

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Credit Suisse International	Forward Foreign Currency Contracts	$(32,972)	$3,863	$—	$(29,109)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(33,141)	—	—	(33,141)
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	(35,181)	62	—	(35,119)
UBS AG	Forward Foreign Currency Contracts	(83,739)	—	—	(83,739)
Total		$(185,033)	$3,925	$—	$(181,108)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $3,807,770, which was comprised of cash.

25

Notes to Financial Statements (Continued)

December 31, 2017

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

26

Notes to Financial Statements (Continued)

December 31, 2017

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

At December 31, 2017, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$3,407,770	$—	$3,407,770	$(3,407,770)	$—
Nomura Securities International, Inc.	400,000	—	400,000	(400,000)	—
Total	$3,807,770	$—	$3,807,770	$(3,807,770)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

27

Notes to Financial Statements (Continued)

December 31, 2017

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to foreign currency gain/loss and investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions
$—	$(966,100)	$966,100

Amount designated as “—” is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28

Notes to Financial Statements (Continued)

December 31, 2017

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.57%
$500 million up to $1 billion	0.55%
$1 billion and more	0.53%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.57%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions for Rule 12b-1 fees or administrative service fees, from exceeding the amounts listed in the table below until April 30, 2018.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

29

Notes to Financial Statements (Continued)

December 31, 2017

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $168,823 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,740.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.08% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $151,395, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

30

Notes to Financial Statements (Continued)

December 31, 2017

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.25% and 0.25% for Class I and Class II shares, respectively, for a total amount of $1,060,249.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $123,869,830 and sales of $161,273,359 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain

31

Notes to Financial Statements (Continued)

December 31, 2017

countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

32

Notes to Financial Statements (Continued)

December 31, 2017

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,156,342	$13,052,166	$22,208,508	$—	$22,208,508

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,945,812		$37,637,550	$47,583,362	$—	$47,583,362

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,704,263	$23,232,622	$26,936,885	$—	$67,617,485	$94,554,370

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$347,298,770	$80,083,132	$(12,466,797)	$67,616,335

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of American Century NVIT Multi Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of American Century NVIT Multi Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

34

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 94.64%.

The Fund designates $13,052,166 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

35

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

36

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

38

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

39

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

40

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

41

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

42

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

43

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

44

Annual Report

December 31, 2017

NVIT CardinalSM Aggressive Fund

AR-CD-AG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Aggressive Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Aggressive Fund (Class II) returned 19.80% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Aggressive Growth Funds (consisting of 30 funds as of December 31, 2017) was 19.56% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 80% equity investments and 20% fixed-income investments. During the reporting period, U.S. equities were the main contributor to performance; fixed-income investments also were positive contributors to the Fund’s overall return. The Fund does not use derivatives.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. US small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-

grade, intermediate-term bonds) returned 3.54% for the period.

Within equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap, mid-cap, small-cap and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. This value orientation was reduced during the second quarter of 2017, but the Fund’s value bias was still a headwind to performance as growth funds outperformed value funds throughout the year.

All three of the Fund’s underlying fixed-income investments posted positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers for these underlying investments found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the period.

The largest contributors to Fund performance for the period were underlying investments in the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager International Value Fund (Class Y), which returned 30.36% and 23.12%, respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

The smallest contributor to Fund performance for the period was the Nationwide Bond Fund (Class R6), which returned 3.95%. Although it was the smallest contributor to Fund performance, the fund performed as expected, even outperforming its respective benchmarks by 41 basis points for the year.

Adviser:

Nationwide Fund Advisors

4

Fund Commentary (cont.)	NVIT CardinalSM Aggressive Fund

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Aggressive Fund

Asset Allocation†

Equity Funds	90.1%
Fixed Income Funds	10.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

NVIT Multi-Manager Large Cap Value Fund, Class Y	19.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16.9%
NVIT Multi-Manager International Value Fund, Class Y	13.0%
NVIT Multi-Manager International Growth Fund, Class Y	12.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	6.5%
Nationwide International Small Cap Fund, Class R6	6.0%
NVIT Core Plus Bond Fund, Class Y	5.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	5.0%
NVIT Core Bond Fund, Class Y	4.0%
Other Holdings	5.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT CardinalSM Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	19.99%	11.62%	6.90%
Class II	19.80%	11.53%	6.80%
Russell 3000® Index	21.13%	15.58%	9.75%
Blended Index	20.44%	11.94%	7.34%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.20%	1.07%
Class II	1.45%	1.16%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT CardinalSM Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Aggressive Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index*, and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Aggressive Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,099.10	1.75	0.33
	Hypothetical	(c)(d)	1,000.00	1,023.54	1.68	0.33
Class II Shares	Actual	(c)	1,000.00	1,098.30	2.22	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT CardinalSM Aggressive Fund

Investment Companies 100.1%

	Shares	Value

Equity Funds 90.1%
Nationwide International Small Cap Fund, Class R6 (a)	590,742	$6,970,751
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,155,821	13,904,527
NVIT Multi-Manager International Value Fund, Class Y (a)	1,303,275	15,026,757
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	1,430,329	19,538,298
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	2,003,914	21,842,659
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	600,408	7,469,071
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	758,507	8,631,815
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	232,405	4,596,979
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	371,734	5,717,272

Total Equity Funds (cost $96,902,927)		103,698,129

Fixed Income Funds 10.0%
Nationwide Bond Fund, Class R6 (a)	117,791	1,142,576
NVIT Core Bond Fund, Class Y (a)	427,415	4,611,808
NVIT Core Plus Bond Fund, Class Y (a)	510,474	5,763,255

Total Fixed Income Funds (cost $11,637,087)		11,517,639

Total Investment Companies (cost $108,540,014)		115,215,768

Total Investments (cost $108,540,014) — 100.1%		115,215,768

Liabilities in excess of other assets — (0.1)%		(58,165)

NET ASSETS — 100.0%		$115,157,603

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $108,540,014)	$115,215,768
Cash	197
Receivable for capital shares issued	60,253
Reimbursement from investment adviser (Note 3)	1,043
Prepaid expenses	159

Total Assets	115,277,420

Liabilities:
Payable for investments purchased	57,723
Payable for capital shares redeemed	2,483
Accrued expenses and other payables:
Investment advisory fees	9,722
Fund administration fees	8,874
Distribution fees	6,678
Administrative servicing fees	14,479
Accounting and transfer agent fees	63
Trustee fees	19
Custodian fees	544
Compliance program costs (Note 3)	111
Professional fees	10,237
Printing fees	5,435
Other	3,449

Total Liabilities	119,817

Net Assets	$115,157,603

Represented by:
Capital	$106,140,526
Accumulated undistributed net investment income	827,355
Accumulated net realized gains from investment securities of affiliated issuers	1,513,968
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	6,675,754

Net Assets	$115,157,603

Net Assets:
Class I Shares	$27,577,934
Class II Shares	87,579,669

Total	$115,157,603

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,693,789
Class II Shares	8,572,336

Total	11,266,125

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.24
Class II Shares	$10.22

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,634,094
Other income	197

Total Income	1,634,291

EXPENSES:
Investment advisory fees	216,412
Fund administration fees	63,746
Distribution fees Class II Shares	211,136
Administrative servicing fees Class I Shares	35,626
Administrative servicing fees Class II Shares	126,682
Professional fees	17,678
Printing fees	9,034
Trustee fees	3,288
Custodian fees	4,006
Accounting and transfer agent fees	324
Compliance program costs (Note 3)	445
Other	2,186

Total expenses before fees waived and expenses reimbursed	690,563

Distribution fees waived — Class II (Note 3)	(135,128)
Investment advisory fees waived (Note 3)	(108,204)
Expenses reimbursed by adviser (Note 3)	(14,031)

Net Expenses	433,200

NET INVESTMENT INCOME	1,201,091

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	3,539,946
Net realized losses from transactions in investment securities of affiliated issuers	(1,032,562)

Net realized gains	2,507,384

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	15,828,506

Net realized/unrealized gains	18,335,890

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,536,981

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$1,201,091	$1,330,891
Net realized gains	2,507,384	7,636,285
Net change in unrealized appreciation/depreciation	15,828,506	(1,245,150)

Change in net assets resulting from operations	19,536,981	7,722,026

Distributions to Shareholders From:
Net investment income:
Class I	(345,492)	(454,060)
Class II	(1,049,271)	(1,802,681)
Net realized gains:
Class I	(1,692,590)	(1,488,795)
Class II	(5,836,723)	(6,412,486)

Change in net assets from shareholder distributions	(8,924,076)	(10,158,022)

Change in net assets from capital transactions	4,567,605	7,207,037

Change in net assets	15,180,510	4,771,041

Net Assets:
Beginning of year	99,977,093	95,206,052

End of year	$115,157,603	$99,977,093

Accumulated undistributed net investment income at end of year	$827,355	$333,497

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,851,130	$4,816,176
Dividends reinvested	2,038,082	1,942,855
Cost of shares redeemed	(2,764,932)	(3,339,058)

Total Class I Shares	5,124,280	3,419,973

Class II Shares
Proceeds from shares issued	6,857,421	7,030,414
Dividends reinvested	6,885,994	8,215,167
Cost of shares redeemed	(14,300,090)	(11,458,517)

Total Class II Shares	(556,675)	3,787,064

Change in net assets from capital transactions	$4,567,605	$7,207,037

SHARE TRANSACTIONS:
Class I Shares
Issued	588,274	516,413
Reinvested	208,366	215,568
Redeemed	(278,839)	(355,214)

Total Class I Shares	517,801	376,767

Class II Shares
Issued	695,536	754,030
Reinvested	706,590	914,132
Redeemed	(1,450,772)	(1,222,833)

Total Class II Shares	(48,646)	445,329

Total change in shares	469,155	822,096

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2017	$9.27	0.13	1.67	1.80	(0.13)	(0.70)	(0.83)	$10.24	19.99%		$27,577,934	0.33%	1.27%	0.44%	21.86%
Year Ended December 31, 2016	$9.56	0.14	0.61	0.75	(0.23)	(0.81)	(1.04)	$9.27	8.33%		$20,179,899	0.33%	1.54%	0.43%	14.18%
Year Ended December 31, 2015	$10.90	0.09	(0.26)	(0.17)	(0.30)	(0.87)	(1.17)	$9.56	(1.58%	)	$17,196,528	0.33%	0.85%	0.36%	14.33%
Year Ended December 31, 2014	$11.18	0.16	0.34	0.50	(0.24)	(0.54)	(0.78)	$10.90	4.48%		$16,291,200	0.33%	1.47%	0.37%	20.16%
Year Ended December 31, 2013	$8.93	0.12	2.50	2.62	(0.13)	(0.24)	(0.37)	$11.18	29.65%		$14,073,153	0.33%	1.18%	0.43%	25.70%

Class II Shares
Year Ended December 31, 2017	$9.26	0.11	1.67	1.78	(0.12)	(0.70)	(0.82)	$10.22	19.80%		$87,579,669	0.42%	1.06%	0.69%	21.86%
Year Ended December 31, 2016	$9.54	0.13	0.62	0.75	(0.22)	(0.81)	(1.03)	$9.26	8.36%		$79,797,194	0.42%	1.37%	0.68%	14.18%
Year Ended December 31, 2015	$10.89	0.09	(0.28)	(0.19)	(0.29)	(0.87)	(1.16)	$9.54	(1.75%	)	$78,009,524	0.42%	0.81%	0.61%	14.33%
Year Ended December 31, 2014	$11.16	0.16	0.34	0.50	(0.23)	(0.54)	(0.77)	$10.89	4.50%		$68,606,775	0.42%	1.41%	0.62%	20.16%
Year Ended December 31, 2013	$8.92	0.12	2.48	2.60	(0.12)	(0.24)	(0.36)	$11.16	29.47%		$54,302,515	0.42%	1.16%	0.68%	25.70%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”) and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

15

Notes to Financial Statements (Continued)

December 31, 2017

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

16

Notes to Financial Statements (Continued)

December 31, 2017

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

17

Notes to Financial Statements (Continued)

December 31, 2017

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$(1)	$687,530	$(687,529)

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

18

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $108,204, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.10%, and after contractual fee waivers and expense reimbursements was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$30,392	$29,849	$14,031	$74,272

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $63,746 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $445.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $135,128, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;

20

Notes to Financial Statements (Continued)

December 31, 2017

(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $162,308.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund, in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	590,742	—	7,054,077	907,395	99,530	724,539	6,970,751	139,035	525,317
NVIT Multi-Manager International Growth Fund, Class Y	1,155,821	13,043,359	1,959,139	3,899,298	(175,066)	2,976,393	13,904,527	180,147	—
NVIT Multi-Manager International Value Fund, Class Y	1,303,275	16,021,887	1,531,571	5,223,957	(519,521)	3,216,777	15,026,757	403,435	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	1,430,329	16,882,763	1,691,513	3,042,707	215,773	3,790,956	19,538,298	90,973	775,278
NVIT Multi-Manager Large Cap Value Fund, Class Y	2,003,914	20,028,472	3,666,755	3,290,406	(208,406)	1,646,244	21,842,659	345,065	1,139,221
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	600,408	6,006,547	1,046,136	896,002	(111,340)	1,423,730	7,469,071	—	359,093
NVIT Multi-Manager Mid Cap Value Fund, Class Y	758,507	7,041,611	1,686,792	587,849	(58,546)	549,807	8,631,815	115,283	433,624
NVIT Multi-Manager Small Cap Growth Fund, Class Y	232,405	3,040,446	1,160,585	446,293	(98,590)	940,831	4,596,979	—	34,026
NVIT Multi-Manager Small Cap Value Fund, Class Y	371,734	6,041,320	1,139,478	1,686,574	(88,306)	311,354	5,717,272	36,488	273,387
NVIT Multi-Manager Small Company Fund, Class Y	—	2,040,155	12,025	2,089,394	(63,705)	100,919	—	—	—
Nationwide Bond Fund, Class R6	117,791	947,994	187,340	4,409	(89)	11,740	1,142,576	29,411	—
NVIT Core Bond Fund, Class Y	427,415	4,969,616	908,893	1,335,988	(22,127)	91,414	4,611,808	140,689	—

21

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Core Plus Bond Fund, Class Y	510,474	3,966,951	2,036,203	281,532	(2,169)	43,802	5,763,255	153,568	—
Total		100,031,121	24,080,507	23,691,804	(1,032,562)	15,828,506	115,215,768	1,634,094	3,539,946

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $24,080,507 and sales of $23,691,804 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

22

Notes to Financial Statements (Continued)

December 31, 2017

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,395,299	$7,528,777	$8,924,076	$—	$8,924,076

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,256,741	$7,901,281	$10,158,022	$—	$10,158,022

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$973,091	$2,082,436	$3,055,527	$—	$5,961,550	$9,017,077

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$109,254,218	$7,932,000	$(1,970,450)	$5,961,550

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Aggressive Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 25.13%.

The Fund designates $7,528,777 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $703,319 or $0.0624 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $66,743 or $0.0059 per outstanding share.

26

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2017

NVIT CardinalSM Balanced Fund

AR-CD-BAL 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Balanced Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Balanced Fund (Class II) returned 12.05% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 50% equity investments and 50% fixed-income investments. During the reporting period, U.S. equities were the main contributor to performance; fixed-income investments also were positive contributors to the Fund’s overall return. The Fund does not use derivatives.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap, mid-cap, small-cap and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. The Fund’s value bias was a headwind to performance as growth funds outperformed value funds throughout the year. On a relative basis, the fund holds 50% in equity exposure, versus a Lipper category which can hold up to 60% in equities. As equity markets rose throughout the year, this lower allocation to stocks was a drag on relative performance versus the peer group.

All five of the Fund’s underlying fixed-income investments posted positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers for the underlying investments found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the period.

The largest contributors to Fund performance for the period were underlying investments in the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager Large Cap Value Fund (Class Y), which returned 30.36% and 14.75%, respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

The smallest contributors to Fund performance for the period were underlying investments in the Nationwide Bond Fund (Class R6), which returned 3.95%, and the DoubleLine NVIT Total Return Tactical Fund (Class Y), which returned 0.09%. The DoubleLine NVIT Total Return

4

Fund Commentary (cont.)	NVIT CardinalSM Balanced Fund

Tactical Fund was only recently added as an underlying investment in the fourth quarter of 2017, so its return reflects a two-month period. The Nationwide Bond Fund, though a smaller contributor to the Fund’s performance, performed as expected, even outperforming its benchmark by 41 basis points for the year.

During October, the NVIT Cardinal Balanced Fund made an allocation to the DoubleLine NVIT Total Return Tactical Fund and reduced exposure to the Nationwide Bond Fund. This change not only expands the active management capabilities within the fixed-income asset class but also provides investors additional diversification and access to a subadviser with a strong track record.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Funds’ investment adviser, makes both the asset allocation and underlying fund selection decisions for the Funds. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Balanced Fund

Asset Allocation†

Equity Funds	50.4%
Fixed Income Funds	49.6%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	16.9%
NVIT Core Bond Fund, Class Y	13.9%
NVIT Short Term Bond Fund, Class Y	13.9%
NVIT Multi-Manager Large Cap Value Fund, Class Y	13.5%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	9.5%
NVIT Multi-Manager International Value Fund, Class Y	7.6%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.1%
NVIT Multi-Manager International Growth Fund, Class Y	4.5%
Nationwide Bond Fund, Class R6	3.5%
Nationwide International Small Cap Fund, Class R6	3.1%
Other Holdings	8.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT CardinalSM Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	12.01%	7.14%	5.60%
Class II	12.05%	7.06%	5.51%
Russell 3000® Index	21.13%	15.58%	9.75%
Blended Index	12.06%	7.42%	5.79%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.98%	0.88%
Class II	1.23%	0.97%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT CardinalSM Balanced Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Balanced Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Balanced Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,057.60	1.45	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(c)	1,000.00	1,058.70	1.92	0.37
	Hypothetical	(c)(d)	1,000.00	1,023.34	1.89	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT CardinalSM Balanced Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 50.4%
Nationwide International Small Cap Fund, Class R6 (a)	6,106,793	$72,060,154
NVIT Multi-Manager International Growth Fund, Class Y (a)	8,881,068	106,839,245
NVIT Multi-Manager International Value Fund, Class Y (a)	15,461,036	178,265,742
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	16,480,614	225,125,188
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	29,308,909	319,467,107
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	5,756,305	71,608,440
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	10,480,021	119,262,637
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,220,155	24,134,661
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	4,663,597	71,726,115

Total Equity Funds (cost $1,036,304,413)		1,188,489,289

Fixed Income Funds 49.6%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	3,526,029	35,119,250
Nationwide Bond Fund, Class R6 (a)	8,472,389	82,182,177
NVIT Core Bond Fund, Class Y (a)	30,395,322	327,965,527
NVIT Core Plus Bond Fund, Class Y (a)	35,337,931	398,965,244
NVIT Short Term Bond Fund, Class Y (a)	31,833,861	327,252,090

Total Fixed Income Funds (cost $1,192,091,767)		1,171,484,288

Total Investment Companies (cost $2,228,396,180)		2,359,973,577

Total Investments (cost $2,228,396,180) — 100.0%		2,359,973,577

Liabilities in excess of other assets — 0.0%†		(755,506)

NET ASSETS — 100.0%		$2,359,218,071

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Balanced Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,228,396,180)	$2,359,973,577
Cash	4,384
Receivable for investments sold	1,861,963
Receivable for capital shares issued	19,085
Prepaid expenses	3,878

Total Assets	2,361,862,887

Liabilities:
Payable for capital shares redeemed	1,880,076
Accrued expenses and other payables:
Investment advisory fees	189,387
Fund administration fees	49,598
Distribution fees	175,938
Administrative servicing fees	300,365
Accounting and transfer agent fees	279
Trustee fees	349
Custodian fees	15,609
Compliance program costs (Note 3)	2,276
Professional fees	16,794
Printing fees	8,448
Other	5,697

Total Liabilities	2,644,816

Net Assets	$2,359,218,071

Represented by:
Capital	$2,107,788,510
Accumulated undistributed net investment income	9,292,998
Accumulated net realized gains from investment securities of affiliated issuers	110,559,166
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	131,577,397

Net Assets	$2,359,218,071

Net Assets:
Class I Shares	$47,999,769
Class II Shares	2,311,218,302

Total	$2,359,218,071

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,216,317
Class II Shares	204,072,229

Total	208,288,546

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.38
Class II Shares	$11.33

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$46,980,231
Other income	4,384

Total Income	46,984,615

EXPENSES:
Investment advisory fees	4,657,927
Fund administration fees	552,060
Distribution fees Class II Shares	5,653,417
Administrative servicing fees Class I Shares	197,858
Administrative servicing fees Class II Shares	3,392,067
Professional fees	106,515
Printing fees	22,568
Trustee fees	72,356
Custodian fees	92,521
Accounting and transfer agent fees	1,602
Compliance program costs (Note 3)	9,634
Other	39,803

Total expenses before earnings credit and fees waived	14,798,328

Earnings credit (Note 5)	(46)
Distribution fees waived — Class II (Note 3)	(3,618,227)
Investment advisory fees waived (Note 3)	(2,393,254)

Net Expenses	8,786,801

NET INVESTMENT INCOME	38,197,814

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	45,259,291
Net realized gains from transactions in investment securities of affiliated issuers	73,980,627

Net realized gains	119,239,918

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	113,486,943

Net realized/unrealized gains	232,726,861

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$270,924,675

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$38,197,814	$44,316,250
Net realized gains	119,239,918	116,105,909
Net change in unrealized appreciation/depreciation	113,486,943	(18,745,993)

Change in net assets resulting from operations	270,924,675	141,676,166

Distributions to Shareholders From:
Net investment income:
Class I	(921,119)	(5,058,690)
Class II	(42,019,978)	(57,446,715)
Net realized gains:
Class I	(4,632,020)	(8,721,518)
Class II	(105,506,946)	(103,732,342)

Change in net assets from shareholder distributions	(153,080,063)	(174,959,265)

Change in net assets from capital transactions	(154,479,604)	100,447,233

Change in net assets	(36,634,992)	67,164,134

Net Assets:
Beginning of year	2,395,853,063	2,328,688,929

End of year	$2,359,218,071	$2,395,853,063

Accumulated undistributed net investment income at end of year	$9,292,998	$6,288,513

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,723,376	$4,205,761
Dividends reinvested	5,553,139	13,780,208
Cost of shares redeemed	(161,538,516)	(4,492,945)

Total Class I Shares	(151,262,001)	13,493,024

Class II Shares
Proceeds from shares issued	20,279,126	31,689,505
Dividends reinvested	147,526,924	161,179,057
Cost of shares redeemed	(171,023,653)	(105,914,353)

Total Class II Shares	(3,217,603)	86,954,209

Change in net assets from capital transactions	$(154,479,604)	$100,447,233

SHARE TRANSACTIONS:
Class I Shares
Issued	419,119	383,715
Reinvested	497,549	1,273,834
Redeemed	(14,223,798)	(409,610)

Total Class I Shares	(13,307,130)	1,247,939

Class II Shares
Issued	1,790,496	2,902,074
Reinvested	13,235,590	14,937,779
Redeemed	(15,188,264)	(9,638,152)

Total Class II Shares	(162,178)	8,201,701

Total change in shares	(13,469,308)	9,449,640

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2017	$10.83	0.08	1.20	1.28	(0.19)	(0.54)	(0.73)	$11.38	12.01%		$47,999,769	0.28%	0.67%	0.38%	14.15%
Year Ended December 31, 2016	$10.99	0.22	0.46	0.68	(0.30)	(0.54)	(0.84)	$10.83	6.28%		$189,719,048	0.28%	2.00%	0.35%	6.93%
Year Ended December 31, 2015	$11.87	0.17	(0.29)	(0.12)	(0.32)	(0.44)	(0.76)	$10.99	(1.05%	)	$178,861,267	0.28%	1.40%	0.28%	10.92%
Year Ended December 31, 2014	$11.93	0.19	0.34	0.53	(0.29)	(0.30)	(0.59)	$11.87	4.46%		$180,419,352	0.28%	1.56%	0.28%	2.25%
Year Ended December 31, 2013	$10.80	0.16	1.42	1.58	(0.20)	(0.25)	(0.45)	$11.93	14.72%		$172,153,686	0.29%	1.38%	0.29%	6.39%

Class II Shares
Year Ended December 31, 2017	$10.80	0.19	1.09	1.28	(0.21)	(0.54)	(0.75)	$11.33	12.05%		$2,311,218,302	0.37%	1.65%	0.63%	14.15%
Year Ended December 31, 2016	$10.97	0.21	0.45	0.66	(0.29)	(0.54)	(0.83)	$10.80	6.11%		$2,206,134,015	0.37%	1.87%	0.60%	6.93%
Year Ended December 31, 2015	$11.84	0.15	(0.27)	(0.12)	(0.31)	(0.44)	(0.75)	$10.97	(1.06%	)	$2,149,827,662	0.37%	1.31%	0.53%	10.92%
Year Ended December 31, 2014	$11.91	0.18	0.33	0.51	(0.28)	(0.30)	(0.58)	$11.84	4.30%		$2,165,332,665	0.37%	1.50%	0.53%	2.25%
Year Ended December 31, 2013	$10.78	0.16	1.41	1.57	(0.19)	(0.25)	(0.44)	$11.91	14.66%		$1,961,250,733	0.38%	1.35%	0.54%	6.39%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to

15

Notes to Financial Statements (Continued)

December 31, 2017

unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

16

Notes to Financial Statements (Continued)

December 31, 2017

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the

17

Notes to Financial Statements (Continued)

December 31, 2017

exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$7,747,768	$(7,747,768)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Notes to Financial Statements (Continued)

December 31, 2017

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $2,393,254, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

19

Notes to Financial Statements (Continued)

December 31, 2017

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $552,060 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $9,634.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $3,618,227, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

20

Notes to Financial Statements (Continued)

December 31, 2017

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $3,589,925.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	6,106,793	—	80,080,368	17,581,698	1,849,881	7,711,603	72,060,154	1,432,092	5,410,877
NVIT Multi-Manager International Growth Fund, Class Y	8,881,068	160,754,244	2,127,649	84,715,459	16,642,007	12,030,804	106,839,245	1,432,743	—
NVIT Multi-Manager International Value Fund, Class Y	15,461,036	197,909,186	15,029,602	67,790,934	5,052,418	28,065,470	178,265,742	4,918,981	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	16,480,614	264,672,620	14,071,425	107,884,143	27,508,650	26,756,636	225,125,188	1,048,396	9,275,620
NVIT Multi-Manager Large Cap Value Fund, Class Y	29,308,909	315,620,757	37,486,711	55,695,291	8,270,038	13,784,892	319,467,107	5,083,054	17,200,305
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5,756,305	74,066,980	3,923,509	20,925,897	1,903,402	12,640,446	71,608,440	—	3,561,104
NVIT Multi-Manager Mid Cap Value Fund, Class Y	10,480,021	125,771,956	7,866,744	22,665,597	2,305,115	5,984,419	119,262,637	1,609,623	6,154,227
NVIT Multi-Manager Small Cap Growth Fund, Class Y	1,220,155	—	24,438,837	3,163,756	154,422	2,705,158	24,134,661	—	183,483
NVIT Multi-Manager Small Cap Value Fund, Class Y	4,663,597	54,127,163	27,610,520	11,882,200	3,941,970	(2,071,338)	71,726,115	457,765	3,473,675
NVIT Multi-Manager Small Company Fund, Class Y	—	26,935,809	—	27,436,475	4,339,635	(3,838,969)	—	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	3,526,029	—	35,577,180	318,211	635	(140,354)	35,119,250	171,022	—
Nationwide Bond Fund, Class R6	8,472,389	117,319,417	8,456,995	45,097,426	(329,481)	1,832,672	82,182,177	3,056,664	—

21

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Core Bond Fund, Class Y	30,395,322	328,385,692	28,349,113	33,501,239	1,364,557	3,367,404	327,965,527	10,215,215	—
NVIT Core Plus Bond Fund, Class Y	35,337,931	397,709,790	34,864,814	39,015,966	917,065	4,489,541	398,965,244	10,863,709	—
NVIT Short Term Bond Fund, Class Y	31,833,861	333,342,052	19,015,620	25,334,454	60,313	168,559	327,252,090	6,690,967	—
Total		2,396,615,666	338,899,087	563,008,746	73,980,627	113,486,943	2,359,973,577	46,980,231	45,259,291
Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

22

Notes to Financial Statements (Continued)

December 31, 2017

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $338,899,087 and sales of $563,008,746 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

23

Notes to Financial Statements (Continued)

December 31, 2017

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$42,947,212	$110,132,851	$153,080,063	$—	$153,080,063

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$62,952,671	$112,006,594	$174,959,265	$—	$174,959,265

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$11,863,695	$109,184,213	$121,047,908	$—	$130,381,653	$251,429,561

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,229,591,924	$158,264,454	$(27,882,801)	$130,381,653

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Balanced Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 13.01%.

The Fund designates $110,132,851 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $7,581,475 or $0.0364 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $673,059 or $0.0032 per outstanding share.

26

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2017

NVIT CardinalSM Capital Appreciation Fund

AR-CD-CAP 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Capital Appreciation Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Capital Appreciation Fund (Class II) returned 15.80% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 130 funds as of December 31, 2017) was 16.02% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 70% equity investments and 30% fixed-income investments. During the reporting period, U.S. equities were the main contributor to performance; fixed-income investments also were positive contributors to the Fund’s overall return. The Fund does not use derivatives.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap, mid-cap, small-cap and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. This value orientation was reduced during the second quarter of 2017, but the Fund’s value bias was still a headwind to performance as growth funds outperformed value funds throughout the year.

All five of the Fund’s underlying fixed-income investments posted positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers for these underlying investments found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the period.

The largest contributors to Fund performance for the period were underlying investments in the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager Large Cap Value Fund (Class Y), which returned 30.36% and 14.75%, respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

The smallest contributors to Fund performance for the period were underlying investments in the Nationwide Bond Fund (Class R6), which returned 3.95%, and the DoubleLine NVIT Total Return Tactical Fund (Class Y), which returned 0.09%. The DoubleLine NVIT Total Return Tactical Fund was only recently added as an underlying investment in the fourth quarter of 2017, so its return reflects a two-month period. The Nationwide Bond Fund, though a smaller contributor to the Fund’s performance,

4

Fund Commentary (cont.)	NVIT CardinalSM Capital Appreciation Fund

performed as expected, even outperforming its benchmark by 41 basis points for the year.

During October, the NVIT Cardinal Capital Appreciation Fund made an allocation to the DoubleLine NVIT Total Return Tactical Fund and reduced exposure to the Nationwide Bond Fund. This change not only expands the active management capabilities within the fixed-income asset class but also provides investors additional diversification and access to a subadviser with a strong track record.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Capital Appreciation Fund

Asset Allocation†

Equity Funds	70.2%
Fixed Income Funds	29.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	16.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	13.9%
NVIT Core Plus Bond Fund, Class Y	11.9%
NVIT Multi-Manager International Value Fund, Class Y	10.1%
NVIT Core Bond Fund, Class Y	9.9%
NVIT Multi-Manager International Growth Fund, Class Y	8.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.5%
NVIT Short Term Bond Fund, Class Y	5.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.5%
Nationwide International Small Cap Fund, Class R6	4.1%
Other Holdings	9.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT CardinalSM Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	16.01%	9.37%	6.39%
Class II	15.80%	9.25%	6.30%
Russell 3000® Index	21.13%	15.58%	9.75%
Blended Index	16.10%	9.86%	6.80%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.05%	0.95%
Class II	1.30%	1.04%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT CardinalSM Capital Appreciation Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Capital Appreciation Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 50% Russell 3000® Index, 20% MSCI EAFE® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Capital Appreciation Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,078.70	1.47	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(c)	1,000.00	1,077.70	1.94	0.37
	Hypothetical	(c)(d)	1,000.00	1,023.34	1.89	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT CardinalSM Capital Appreciation Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 70.2%
Nationwide International Small Cap Fund, Class R6 (a)	9,743,145	$114,969,107
NVIT Multi-Manager International Growth Fund, Class Y (a)	20,062,739	241,354,753
NVIT Multi-Manager International Value Fund, Class Y (a)	24,698,347	284,771,944
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	28,868,267	394,340,533
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	41,544,729	452,837,545
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	10,318,691	128,364,518
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	16,253,380	184,963,466
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	3,632,763	71,856,055
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	7,417,193	114,076,424

Total Equity Funds (cost $1,703,274,018)		1,987,534,345

Fixed Income Funds 29.8%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	2,823,041	28,117,487
Nationwide Bond Fund, Class R6 (a)	5,815,175	56,407,200
NVIT Core Bond Fund, Class Y (a)	26,000,278	280,543,001
NVIT Core Plus Bond Fund, Class Y (a)	29,867,709	337,206,434
NVIT Short Term Bond Fund, Class Y (a)	13,626,398	140,079,368

Total Fixed Income Funds (cost $854,955,156)		842,353,490

Total Investment Companies (cost $2,558,229,174)		2,829,887,835

Total Investments (cost $2,558,229,174) — 100.0%		2,829,887,835

Liabilities in excess of other assets — 0.0%†		(893,075)

NET ASSETS — 100.0%		$2,828,994,760

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,558,229,174)	$2,829,887,835
Cash	5,154
Receivable for investments sold	945,871
Receivable for capital shares issued	30,770
Prepaid expenses	4,360

Total Assets	2,830,873,990

Liabilities:
Payable for capital shares redeemed	975,474
Accrued expenses and other payables:
Investment advisory fees	221,227
Fund administration fees	58,155
Distribution fees	213,158
Administrative servicing fees	359,097
Accounting and transfer agent fees	309
Trustee fees	433
Custodian fees	16,478
Compliance program costs (Note 3)	2,729
Professional fees	17,010
Printing fees	8,434
Other	6,726

Total Liabilities	1,879,230

Net Assets	$2,828,994,760

Represented by:
Capital	$2,419,119,685
Accumulated undistributed net investment income	14,468,147
Accumulated net realized gains from investment securities of affiliated issuers	123,748,267
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	271,658,661

Net Assets	$2,828,994,760

Net Assets:
Class I Shares	$29,698,043
Class II Shares	2,799,296,717

Total	$2,828,994,760

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,695,451
Class II Shares	254,180,075

Total	256,875,526

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.02
Class II Shares	$11.01

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$48,397,576
Other income	5,154

Total Income	48,402,730

EXPENSES:
Investment advisory fees	5,325,564
Fund administration fees	631,408
Distribution fees Class II Shares	6,841,084
Administrative servicing fees Class I Shares	41,620
Administrative servicing fees Class II Shares	4,104,670
Professional fees	119,598
Printing fees	20,718
Trustee fees	83,624
Custodian fees	104,662
Accounting and transfer agent fees	1,786
Compliance program costs (Note 3)	11,219
Other	45,489

Total expenses before earnings credit and fees waived	17,331,442

Earnings credit (Note 5)	(48)
Distribution fees waived — Class II (Note 3)	(4,378,341)
Investment advisory fees waived (Note 3)	(2,764,160)

Net Expenses	10,188,893

NET INVESTMENT INCOME	38,213,837

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	69,880,152
Net realized gains from transactions in investment securities of affiliated issuers	68,131,366

Net realized gains	138,011,518

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	230,937,856

Net realized/unrealized gains	368,949,374

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$407,163,211

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$38,213,837	$44,162,065
Net realized gains	138,011,518	187,970,673
Net change in unrealized appreciation/depreciation	230,937,856	(46,233,696)

Change in net assets resulting from operations	407,163,211	185,899,042

Distributions to Shareholders From:
Net investment income:
Class I	(490,186)	(696,108)
Class II	(44,305,589)	(71,115,622)
Net realized gains:
Class I	(1,825,995)	(1,858,233)
Class II	(177,872,546)	(205,028,642)

Change in net assets from shareholder distributions	(224,494,316)	(278,698,605)

Change in net assets from capital transactions	(31,607,406)	30,879,852

Change in net assets	151,061,489	(61,919,711)

Net Assets:
Beginning of year	2,677,933,271	2,739,852,982

End of year	$2,828,994,760	$2,677,933,271

Accumulated undistributed net investment income at end of year	$14,468,147	$8,949,399

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,387,321	$7,110,591
Dividends reinvested	2,316,181	2,554,341
Cost of shares redeemed	(4,612,056)	(3,480,691)

Total Class I Shares	2,091,446	6,184,241

Class II Shares
Proceeds from shares issued	3,247,250	4,509,294
Dividends reinvested	222,178,135	276,144,264
Cost of shares redeemed	(259,124,237)	(255,957,947)

Total Class II Shares	(33,698,852)	24,695,611

Change in net assets from capital transactions	$(31,607,406)	$30,879,852

13

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Capital Appreciation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	402,898	675,240
Reinvested	216,691	250,521
Redeemed	(423,340)	(328,364)

Total Class I Shares	196,249	597,397

Class II Shares
Issued	298,342	417,498
Reinvested	20,809,521	27,115,189
Redeemed	(23,758,543)	(24,112,405)

Total Class II Shares	(2,650,680)	3,420,282

Total change in shares	(2,454,431)	4,017,679

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2017	$10.33	0.17	1.45	1.62	(0.19)	(0.74)	(0.93)	$11.02	16.01%		$29,698,043	0.28%	1.52%	0.38%	14.53%
Year Ended December 31, 2016	$10.74	0.20	0.55	0.75	(0.30)	(0.86)	(1.16)	$10.33	7.32%		$25,818,194	0.28%	1.90%	0.35%	9.92%
Year Ended December 31, 2015	$12.08	0.14	(0.29)	(0.15)	(0.37)	(0.82)	(1.19)	$10.74	(1.15%	)	$20,417,971	0.28%	1.16%	0.28%	12.95%
Year Ended December 31, 2014	$12.23	0.19	0.39	0.58	(0.32)	(0.41)	(0.73)	$12.08	4.70%		$21,496,361	0.28%	1.56%	0.28%	7.27%
Year Ended December 31, 2013	$10.52	0.15	2.08	2.23	(0.19)	(0.33)	(0.52)	$12.23	21.44%		$19,611,753	0.28%	1.32%	0.28%	4.99%

Class II Shares
Year Ended December 31, 2017	$10.33	0.15	1.45	1.60	(0.18)	(0.74)	(0.92)	$11.01	15.80%		$2,799,296,717	0.37%	1.38%	0.63%	14.53%
Year Ended December 31, 2016	$10.73	0.18	0.57	0.75	(0.29)	(0.86)	(1.15)	$10.33	7.32%		$2,652,115,077	0.37%	1.66%	0.60%	9.92%
Year Ended December 31, 2015	$12.08	0.12	(0.29)	(0.17)	(0.36)	(0.82)	(1.18)	$10.73	(1.33%	)	$2,719,435,011	0.37%	1.02%	0.53%	12.95%
Year Ended December 31, 2014	$12.22	0.18	0.39	0.57	(0.30)	(0.41)	(0.71)	$12.08	4.70%		$2,955,575,985	0.37%	1.43%	0.53%	7.27%
Year Ended December 31, 2013	$10.52	0.14	2.07	2.21	(0.18)	(0.33)	(0.51)	$12.22	21.25%		$2,945,051,383	0.37%	1.20%	0.53%	4.99%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in

16

Notes to Financial Statements (Continued)

December 31, 2017

accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates,

17

Notes to Financial Statements (Continued)

December 31, 2017

anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last

18

Notes to Financial Statements (Continued)

December 31, 2017

quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$12,100,686	$(12,100,686)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

December 31, 2017

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $2,764,160, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

20

Notes to Financial Statements (Continued)

December 31, 2017

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $631,408 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $11,219.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $4,378,341, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

21

Notes to Financial Statements (Continued)

December 31, 2017

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $4,146,290.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	9,743,145	—	119,504,696	20,846,387	2,395,509	13,915,289	114,969,107	2,292,008	8,659,899
NVIT Multi-Manager International Growth Fund, Class Y	20,062,739	256,856,902	14,260,015	81,627,356	12,963,563	38,901,629	241,354,753	3,172,763	—
NVIT Multi-Manager International Value Fund, Class Y	24,698,347	302,970,378	7,731,146	77,374,042	5,349,762	46,094,700	284,771,944	7,731,146	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	28,868,267	400,441,473	18,718,329	112,831,560	24,125,755	63,886,536	394,340,533	1,844,473	15,967,151
NVIT Multi-Manager Large Cap Value Fund, Class Y	41,544,729	488,606,561	31,054,360	99,105,416	12,861,822	19,420,218	452,837,545	7,169,925	23,884,435
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	10,318,691	109,867,615	17,257,393	22,007,236	519,601	22,727,145	128,364,518	—	6,223,768
NVIT Multi-Manager Mid Cap Value Fund, Class Y	16,253,380	195,885,551	11,896,680	35,737,735	3,251,476	9,667,494	184,963,466	2,487,545	9,312,106
NVIT Multi-Manager Small Cap Growth Fund, Class Y	3,632,763	27,704,205	40,460,471	7,507,227	40,153	11,158,453	71,856,055	—	533,603
NVIT Multi-Manager Small Cap Value Fund, Class Y	7,417,193	88,740,353	32,599,027	10,465,664	3,084,280	118,428	114,076,424	729,639	5,299,190
NVIT Multi-Manager Small Company Fund, Class Y	—	29,879,225	—	30,073,607	3,684,787	(3,490,405)	—	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	2,823,041	—	28,229,859	—	—	(112,372)	28,117,487	136,925	—
Nationwide Bond Fund, Class R6	5,815,175	78,517,094	5,199,853	28,340,183	(246,421)	1,276,857	56,407,200	2,103,036	—

22

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Core Bond Fund, Class Y	26,000,278	258,291,991	29,871,987	11,134,300	44,445	3,468,878	280,543,001	8,726,281	—
NVIT Core Plus Bond Fund, Class Y	29,867,709	308,229,407	36,465,807	11,486,183	46,678	3,950,725	337,206,434	9,144,694	—
NVIT Short Term Bond Fund, Class Y	13,626,398	132,805,583	8,578,701	1,269,153	9,956	(45,719)	140,079,368	2,859,141	—
Total		2,678,796,338	401,828,324	549,806,049	68,131,366	230,937,856	2,829,887,835	48,397,576	69,880,152

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

23

Notes to Financial Statements (Continued)

December 31, 2017

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $401,828,324 and sales of $549,806,049 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,795,775	$179,698,541	$224,494,316	$—	$224,494,316

Amount designated as “—” is zero or has been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2017

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$71,811,730	$206,886,875	$278,698,605	$—	$278,698,605

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$17,378,354	$123,028,660	$140,407,014	$—	$269,468,061	$409,875,075

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,560,419,774	$292,484,254	$(23,016,193)	$269,468,061

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Capital Appreciation Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

26

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 18.96%.

The Fund designates $179,698,541 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $12,851,167 or $0.0500 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $1,207,190 or $0.0047 per outstanding share.

27

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

29

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

30

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

31

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

32

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

33

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

34

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

35

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

36

Annual Report

December 31, 2017

NVIT CardinalSM Conservative Fund

AR-CD-CON 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Conservative Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Conservative Fund (Class II) returned 6.36% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 81 funds as of December 31, 2017) was 9.51% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 20% equity investments and 80% fixed-income investments. During the reporting period, U.S. equities were the main contributor to performance; fixed-income investments also were positive contributors to the Fund’s overall return. The Fund does not use derivatives.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000 Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap and mid-cap equity and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. The Fund’s value bias was a headwind to performance as growth funds outperformed value funds throughout the year. On a relative basis, the fund holds 20% in equity exposure, versus a Lipper category which can hold up to 40% in equities. As equity markets rose throughout the year, this lower allocation to stocks was a drag on relative performance versus the peer group.

All six of the Fund’s underlying fixed-income investments posted positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers for these underlying investments found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the period.

The largest contributors to Fund performance for the period were underlying investments in the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager Large Cap Value Fund (Class Y), which returned 30.36% and 14.75%, respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

The smallest contributors to Fund performance for the period were underlying investments in the Nationwide Inflation-Protected Securities Fund (Class R6) and the DoubleLine NVIT Total Return Tactical Fund (Class Y), which returned 2.96% and 0.09%, respectively. The DoubleLine NVIT

4

Fund Commentary (cont.)	NVIT CardinalSM Conservative Fund

Total Return Tactical Fund was only recently added as an underlying investment in Q4, hence the truncated return. The Nationwide Inflation-Protected Securities Fund delivered muted returns in an environment in which expectations remained low; however, this underlying fund performed in line with expectations, and inflation protection is an important piece of the NVIT Cardinal Conservative Fund’s fixed-income allocation, especially for conservative investors.

During October, the NVIT Cardinal Conservative Fund made an allocation to the DoubleLine NVIT Total Return Tactical Fund and reduced exposure to the Nationwide Bond Fund. This change not only expands the active management capabilities within the fixed-income asset class but also provides investors additional diversification and access to a subadviser with a strong track record.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Conservative Fund

Asset Allocation†

Fixed Income Funds	80.0%
Equity Funds	20.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	29.0%
NVIT Core Plus Bond Fund, Class Y	22.0%
NVIT Core Bond Fund, Class Y	17.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	7.0%
Nationwide Bond Fund, Class R6	5.5%
Nationwide Inflation-Protected Securities Fund, Class R6	4.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	4.0%
NVIT Multi-Manager International Value Fund, Class Y	3.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y	2.5%
NVIT Multi-Manager International Growth Fund, Class Y	2.0%
Other Holdings	4.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT CardinalSM Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	6.35%	3.77%	4.07%
Class II	6.36%	3.67%	3.99%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.89%
Blended Index	5.97%	3.86%	4.02%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.88%	0.78%
Class II	1.13%	0.87%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT CardinalSM Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Conservative Fund since inception through 12/31/17 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% BBgBarc U.S. Aggregate Bond Index, 35% BBgBarc U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup US 3-Month Treasury Bill Index.

8

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Conservative Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,029.50	1.48	0.29
	Hypothetical	(c)(d)	1,000.00	1,023.74	1.48	0.29
Class II Shares	Actual	(c)	1,000.00	1,029.50	1.94	0.38
	Hypothetical	(c)(d)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT CardinalSM Conservative Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 20.0%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,211,435	$14,573,558
NVIT Multi-Manager International Value Fund, Class Y (a)	1,893,028	21,826,617
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	2,115,040	28,891,440
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	4,641,895	50,596,659
NVIT Multi-Manager Mid Cap Growth Fund, Class Y * (a)	581,811	7,237,735
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,275,347	14,513,453
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	469,883	7,226,808

Total Equity Funds (cost $129,738,520)		144,866,270

Fixed Income Funds 80.0%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,823,083	18,157,906
Nationwide Bond Fund, Class R6 (a)	4,112,434	39,890,610
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	2,964,289	29,079,675
NVIT Core Bond Fund, Class Y (a)	11,433,683	123,369,439
NVIT Core Plus Bond Fund, Class Y (a)	14,126,951	159,493,276
NVIT Short Term Bond Fund, Class Y (a)	20,467,524	210,406,143

Total Fixed Income Funds (cost $593,594,110)		580,397,049

Total Investment Companies (cost $723,332,630)		725,263,319

Total Investments (cost $723,332,630) — 100.0%		725,263,319

Liabilities in excess of other assets — 0.0%†		(256,435)

NET ASSETS — 100.0%		$725,006,884

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $723,332,630)	$725,263,319
Cash	1,488
Receivable for investments sold	451,301
Receivable for capital shares issued	3,204
Prepaid expenses	1,189

Total Assets	725,720,501

Liabilities:
Payable for capital shares redeemed	454,202
Accrued expenses and other payables:
Investment advisory fees	61,805
Fund administration fees	19,986
Distribution fees	55,033
Administrative servicing fees	93,267
Accounting and transfer agent fees	124
Trustee fees	112
Custodian fees	4,850
Compliance program costs (Note 3)	713
Professional fees	12,101
Printing fees	7,219
Other	4,205

Total Liabilities	713,617

Net Assets	$725,006,884

Represented by:
Capital	$721,076,570
Accumulated undistributed net investment income	557,265
Accumulated net realized gains from investment securities of affiliated issuers	1,442,360
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	1,930,689

Net Assets	$725,006,884

Net Assets:
Class I Shares	$7,588,982
Class II Shares	717,417,902

Total	$725,006,884

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	746,952
Class II Shares	70,633,791

Total	71,380,743

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.16
Class II Shares	$10.16

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$16,752,970
Other income	1,488

Total Income	16,754,458

EXPENSES:
Investment advisory fees	1,483,471
Fund administration fees	198,767
Distribution fees Class II Shares	1,836,158
Administrative servicing fees Class I Shares	10,897
Administrative servicing fees Class II Shares	1,101,700
Professional fees	42,787
Printing fees	14,559
Trustee fees	22,388
Custodian fees	28,584
Accounting and transfer agent fees	688
Compliance program costs (Note 3)	2,967
Other	12,963

Total expenses before earnings credit and fees waived	4,755,929

Earnings credit (Note 5)	(13)
Distribution fees waived - Class II (Note 3)	(1,175,154)
Investment advisory fees waived (Note 3)	(741,722)

Net Expenses	2,839,040

NET INVESTMENT INCOME	13,915,418

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	5,487,358
Net realized losses from transactions in investment securities of affiliated issuers	(2,240,488)

Net realized gains	3,246,870

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	28,194,784

Net realized/unrealized gains	31,441,654

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$45,357,072

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$13,915,418	$15,148,566
Net realized gains	3,246,870	15,386,605
Net change in unrealized appreciation/depreciation	28,194,784	4,363,707

Change in net assets resulting from operations	45,357,072	34,898,878

Distributions to Shareholders From:
Net investment income:
Class I	(163,363)	(178,466)
Class II	(14,902,834)	(18,658,233)
Net realized gains:
Class I	(147,586)	(183,398)
Class II	(15,061,517)	(20,292,026)

Change in net assets from shareholder distributions	(30,275,300)	(39,312,123)

Change in net assets from capital transactions	(41,988,682)	18,908,917

Change in net assets	(26,906,910)	14,495,672

Net Assets:
Beginning of year	751,913,794	737,418,122

End of year	$725,006,884	$751,913,794

Accumulated undistributed net investment income at end of year	$557,265	$1,389,271

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,285,994	$2,213,798
Dividends reinvested	310,949	361,864
Cost of shares redeemed	(2,145,146)	(2,549,714)

Total Class I Shares	451,797	25,948

Class II Shares
Proceeds from shares issued	28,285,978	63,562,568
Dividends reinvested	29,964,351	38,950,259
Cost of shares redeemed	(100,690,808)	(83,629,858)

Total Class II Shares	(42,440,479)	18,882,969

Change in net assets from capital transactions	$(41,988,682)	$18,908,917

SHARE TRANSACTIONS:
Class I Shares
Issued	223,853	216,170
Reinvested	30,557	35,932
Redeemed	(209,899)	(250,579)

Total Class I Shares	44,511	1,523

Class II Shares
Issued	2,776,963	6,258,103
Reinvested	2,946,845	3,868,523
Redeemed	(9,858,662)	(8,180,820)

Total Class II Shares	(4,134,854)	1,945,806

Total change in shares	(4,090,343)	1,947,329

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2017	$9.97	0.21	0.42	0.63	(0.22)	(0.22)	(0.44)	$10.16	6.35%		$7,588,982	0.29%	2.07%	0.39%	9.98%
Year Ended December 31, 2016	$10.03	0.22	0.26	0.48	(0.26)	(0.28)	(0.54)	$9.97	4.81%		$7,001,246	0.29%	2.12%	0.36%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.23)	(0.07)	(0.23)	(0.32)	(0.55)	$10.03	(0.65%	)	$7,033,308	0.29%	1.51%	0.29%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.22	0.37	(0.25)	(0.33)	(0.58)	$10.65	3.42%		$8,446,590	0.29%	1.34%	0.29%	16.93%
Year Ended December 31, 2013	$10.70	0.17	0.36	0.53	(0.20)	(0.17)	(0.37)	$10.86	5.03%		$9,153,980	0.29%	1.52%	0.29%	15.67%

Class II Shares
Year Ended December 31, 2017	$9.96	0.19	0.44	0.63	(0.21)	(0.22)	(0.43)	$10.16	6.36%		$717,417,902	0.38%	1.87%	0.64%	9.98%
Year Ended December 31, 2016	$10.03	0.20	0.26	0.46	(0.25)	(0.28)	(0.53)	$9.96	4.61%		$744,912,548	0.38%	1.98%	0.61%	13.91%
Year Ended December 31, 2015	$10.65	0.16	(0.24)	(0.08)	(0.22)	(0.32)	(0.54)	$10.03	(0.73%	)	$730,384,814	0.38%	1.54%	0.54%	21.23%
Year Ended December 31, 2014	$10.86	0.15	0.21	0.36	(0.24)	(0.33)	(0.57)	$10.65	3.34%		$761,730,734	0.38%	1.40%	0.54%	16.93%
Year Ended December 31, 2013	$10.70	0.15	0.37	0.52	(0.19)	(0.17)	(0.36)	$10.86	4.93%		$749,634,255	0.38%	1.36%	0.54%	15.67%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

15

Notes to Financial Statements (Continued)

December 31, 2017

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are

16

Notes to Financial Statements (Continued)

December 31, 2017

generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other

17

Notes to Financial Statements (Continued)

December 31, 2017

assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$318,773	$(318,773)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Notes to Financial Statements (Continued)

December 31, 2017

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $741,722, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

19

Notes to Financial Statements (Continued)

December 31, 2017

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $198,767 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $2,967.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $1,175,154, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such

20

Notes to Financial Statements (Continued)

December 31, 2017

services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,112,597.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Multi-Manager International Growth Fund, Class Y	1,211,435	15,068,639	293,912	4,067,950	605,893	2,673,064	14,573,558	197,574	—
NVIT Multi-Manager International Value Fund, Class Y	1,893,028	22,375,678	1,709,322	6,319,383	(263,122)	4,324,122	21,826,617	613,696	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	2,115,040	37,219,893	2,823,235	18,485,503	(738,324)	8,072,139	28,891,440	136,046	1,207,328
NVIT Multi-Manager Large Cap Value Fund, Class Y	4,641,895	52,260,906	8,058,603	13,330,188	(1,223,545)	4,830,883	50,596,659	812,014	2,781,482
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	581,811	7,501,583	599,311	2,349,270	(271,017)	1,757,128	7,237,735	—	364,107
NVIT Multi-Manager Mid Cap Value Fund, Class Y	1,275,347	14,938,564	1,702,841	3,141,420	(117,842)	1,131,310	14,513,453	198,457	770,353
NVIT Multi-Manager Small Cap Value Fund, Class Y	469,883	—	8,357,092	1,227,189	(13,441)	110,346	7,226,808	47,081	364,088
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,823,083	—	18,467,494	236,313	(709)	(72,566)	18,157,906	88,955	—
Nationwide Bond Fund, Class R6	4,112,434	60,263,444	2,597,105	23,719,663	(253,687)	1,003,411	39,890,610	1,519,257	—
Nationwide Inflation-Protected Securities Fund, Class R6	2,964,289	30,123,382	872,559	2,228,887	75,911	236,710	29,079,675	555,039	—
NVIT Core Bond Fund, Class Y	11,433,683	128,277,841	7,318,658	14,013,968	25,046	1,761,862	123,369,439	3,870,818	—
NVIT Core Plus Bond Fund, Class Y	14,126,951	166,049,154	8,113,766	16,849,749	(102,093)	2,282,198	159,493,276	4,383,856	—
NVIT Short Term Bond Fund, Class Y	20,467,524	218,099,893	13,154,190	20,968,559	36,442	84,177	210,406,143	4,330,177	—
Total		752,178,977	74,068,088	126,938,042	(2,240,488)	28,194,784	725,263,319	16,752,970	5,487,358

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

21

Notes to Financial Statements (Continued)

December 31, 2017

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $74,068,088 and sales of $126,938,042 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

22

Notes to Financial Statements (Continued)

December 31, 2017

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,066,197	$15,209,103	$30,275,300	$—	$30,275,300

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,019,450	$20,292,673	$39,312,123	$—	$39,312,123

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$559,739	$3,951,501	$4,511,240	$—	$(580,926)	$3,930,314

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$725,844,245	$15,791,353	$(16,372,279)	$(580,926)

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 6.04%.

The Fund designates $15,209,103 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $793,936 or $0.0111 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $73,800 or $0.0010 per outstanding share.

26

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2017

NVIT CardinalSM Managed Growth & Income Fund

AR-CD-MGI 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Managed Growth & Income Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Managed Growth & Income Fund (Class II) returned 14.77% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s performance relative to its benchmark during the reporting period was primarily influenced by a low-volatility regime mixed with an upward-trending market.

The Fund seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital. The Fund seeks to achieve its objective by investing 95% of its assets in a “Core Sleeve” with a target allocation of 50% equity and 50% fixed income, and the remaining 5% in a “Volatility Overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, the S&P MidCap 400® Index, the Russell 2000® Index and the MSCI EAFE® Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The Volatility Overlay can increase the Fund’s equity exposure to 65% or decrease it to 0% as determined by the quantitative process that controls the overlay.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500 Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000 Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400 Index, returned 16.24%). The MSCI EAFE Index

(representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within the Core Sleeve and across equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap, mid-cap, small-cap and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. The Fund’s value bias was a headwind to performance as growth funds outperformed value funds throughout the year.

Within the Core Sleeve, all five of the Fund’s underlying fixed-income investments posted positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the period.

The largest contributors to performance for the period in the Core Sleeve were the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager Large Cap Value Fund (Class Y), which returned 30.36% and 14.75%,

4

Fund Commentary (cont.)	NVIT CardinalSM Managed Growth & Income Fund

respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, the S&P Midcap 400 Index, the Russell 2000 Index and the MSCI EAFE Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, experienced historic low levels throughout 2017. Broad market volatility ranged between 7.1% and 13.7% (as measured by the S&P 500 Index). We began the year with normal levels of equity volatility and trended downward throughout the year with a mild spike in volatility in May 2017. The low-volatility regime mixed with an upward-trending market provided an opportunity for the algorithm to positively contribute to Fund performance by adding additional equity exposure via the Volatility Overlay. The Fund remained at its maximum allowable equity exposure for the majority of the time in 2017.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum — up or down. While the managed Volatility Overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy.

The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or

5

Fund Commentary (cont.)	NVIT CardinalSM Managed Growth & Income Fund

that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT CardinalSM Managed Growth & Income Fund

Asset Allocation†

Equity Funds	46.8%
Fixed Income Funds	46.8%
Futures Contracts	0.3%
Other assets in excess of liabilities††	6.1%
100.0%

Top Holdings†††

NVIT Core Plus Bond Fund, Class Y	17.0%
NVIT Core Bond Fund, Class Y	14.1%
NVIT Short Term Bond Fund, Class Y	14.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	13.6%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	9.4%
NVIT Multi-Manager International Value Fund, Class Y	7.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.0%
NVIT Multi-Manager International Growth Fund, Class Y	4.5%
Nationwide Bond Fund, Class R6	3.4%
Nationwide International Small Cap Fund, Class R6	3.0%
Other Holdings	8.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

7

Fund Performance	NVIT CardinalSM Managed Growth & Income Fund

Average Annual Total Return1

(For the periods ended December 31, 2017)

	1 Yr.	3 Yr.	Inception
Class I	14.96%	5.27%	4.79%	[2]
Class II	14.77%	5.05%	5.57%	[3]
Russell 3000® Index	21.13%	15.58%	13.80%	[3]
Blended Index	12.06%	7.42%	6.56%	[3]
CPI	2.11%	1.64%	1.26%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.99%	0.82%
Class II	1.24%	1.02%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (cont.)	NVIT CardinalSM Managed Growth & Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth & Income Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

9

Shareholder Expense Example	NVIT CardinalSM Managed Growth & Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth & Income Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,073.30	1.31	0.25
	Hypothetical	(c)(d)	1,000.00	1,023.95	1.28	0.25
Class II Shares	Actual	(c)	1,000.00	1,072.40	2.35	0.45
	Hypothetical	(c)(d)	1,000.00	1,022.94	2.29	0.45

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2017

NVIT CardinalSM Managed Growth & Income Fund

Investment Companies 93.6%

	Shares	Value

Equity Funds 46.8%
Nationwide International Small Cap Fund, Class R6 (a)	1,431,451	$16,891,119
NVIT Multi-Manager International Growth Fund, Class Y (a)	2,093,356	25,183,072
NVIT Multi-Manager International Value Fund, Class Y (a)	3,645,983	42,038,183
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	3,841,390	52,473,391
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	6,959,260	75,855,933
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,336,879	16,630,772
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,463,321	28,032,589
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	281,147	5,561,087
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,079,464	16,602,153

Total Equity Funds (cost $267,963,613)		279,268,299

Investment Companies (continued)

	Shares	Value

Fixed Income Funds 46.8%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	828,799	$8,254,835
Nationwide Bond Fund, Class R6 (a)	1,976,970	19,176,614
NVIT Core Bond Fund, Class Y (a)	7,301,789	78,786,307
NVIT Core Plus Bond Fund, Class Y (a)	8,442,687	95,317,935
NVIT Short Term Bond Fund, Class Y (a)	7,599,229	78,120,076

Total Fixed Income Funds (cost $284,203,480)		279,655,767

Total Investment Companies (cost $552,167,093)		558,924,066

Total Investments (cost $552,167,093) — 93.6%		558,924,066

Other assets in excess of liabilities — 6.4%		38,158,900

NET ASSETS — 100.0%		$597,082,966

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	317	3/2018	USD	32,421,175	738,060
Russell 2000 E-Mini Index	111	3/2018	USD	8,527,575	129,862
S&P 500 E-Mini Index	370	3/2018	USD	49,506,000	780,361
S&P Midcap 400 E-Mini Index	90	3/2018	USD	17,121,600	242,301

					1,890,584

At December 31, 2017, the Fund has $4,041,015 segregated as collateral with the broker for open futures contracts

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Managed Growth & Income Fund
Assets:
Investment securities of affiliated issuers, at value (cost $552,167,093)	$558,924,066
Cash	34,688,724
Deposits with broker for futures contracts	4,041,015
Interest receivable	26,341
Receivable for capital shares issued	15,694
Reimbursement from investment adviser (Note 3)	83,056
Prepaid expenses	868

Total Assets	597,779,764

Liabilities:
Payable for investments purchased	14,617
Payable for capital shares redeemed	63
Payable for variation margin on futures contracts	354,404
Accrued expenses and other payables:
Investment advisory fees	110,756
Fund administration fees	17,607
Distribution fees	100,347
Administrative servicing fees	74,576
Accounting and transfer agent fees	79
Trustee fees	93
Custodian fees	2,688
Compliance program costs (Note 3)	571
Professional fees	11,458
Printing fees	6,571
Other	2,968

Total Liabilities	696,798

Net Assets	$597,082,966

Represented by:
Capital	$569,253,403
Accumulated undistributed net investment income	2,160,736
Accumulated net realized gains from investment securities of affiliated issuers and futures contracts	17,021,270
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	6,756,973
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,890,584

Net Assets	$597,082,966

Net Assets:
Class I Shares	$2,022,774
Class II Shares	595,060,192

Total	$597,082,966

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	182,762
Class II Shares	53,825,566

Total	54,008,328

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.07
Class II Shares	$11.06

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Managed Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$10,936,655
Interest income from unaffiliated issuers	253,432
Other income	826

Total Income	11,190,913

EXPENSES:
Investment advisory fees	1,232,612
Fund administration fees	160,453
Distribution fees Class II Shares	1,396,683
Administrative servicing fees Class I Shares	2,405
Administrative servicing fees Class II Shares	838,014
Professional fees	32,930
Printing fees	14,124
Trustee fees	16,957
Custodian fees	19,576
Accounting and transfer agent fees	449
Compliance program costs (Note 3)	2,294
Other	8,560

Total expenses before fees waived and expenses reimbursed	3,725,057

Distribution fees waived — Class II (Note 3)	(279,345)
Expenses reimbursed by adviser (Note 3)	(927,485)

Net Expenses	2,518,227

NET INVESTMENT INCOME	8,672,686

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	10,294,244
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(5,262,880)
Expiration or closing of futures contracts (Note 2)	15,884,691

Net realized gains	20,916,055

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	45,182,066
Futures contracts (Note 2)	2,083,513

Net change in unrealized appreciation/depreciation	47,265,579

Net realized/unrealized gains	68,181,634

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,854,320

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth & Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$8,672,686	$8,578,430
Net realized gains	20,916,055	17,556,431
Net change in unrealized appreciation/depreciation	47,265,579	1,524,720

Change in net assets resulting from operations	76,854,320	27,659,581

Distributions to Shareholders From:
Net investment income:
Class I	(35,323)	(31,226)
Class II	(9,543,519)	(11,870,968)
Net realized gains:
Class I	(52,015)	(2,426)
Class II	(18,239,685)	(1,109,308)

Change in net assets from shareholder distributions	(27,870,542)	(13,013,928)

Change in net assets from capital transactions	20,974,892	45,208,769

Change in net assets	69,958,670	59,854,422

Net Assets:
Beginning of year	527,124,296	467,269,874

End of year	$597,082,966	$527,124,296

Accumulated undistributed net investment income at end of year	$2,160,736	$1,282,408

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$591,388	$640,163
Dividends reinvested	87,338	33,652
Cost of shares redeemed	(136,968)	(63,453)

Total Class I Shares	541,758	610,362

Class II Shares
Proceeds from shares issued	18,938,688	49,589,794
Dividends reinvested	27,783,204	12,980,276
Cost of shares redeemed	(26,288,758)	(17,971,663)

Total Class II Shares	20,433,134	44,598,407

Change in net assets from capital transactions	$20,974,892	$45,208,769

SHARE TRANSACTIONS:
Class I Shares
Issued	54,526	64,589
Reinvested	8,057	3,324
Redeemed	(12,597)	(6,356)

Total Class I Shares	49,986	61,557

Class II Shares
Issued	1,764,772	5,002,154
Reinvested	2,571,080	1,285,000
Redeemed	(2,461,926)	(1,789,455)

Total Class II Shares	1,873,926	4,497,699

Total change in shares	1,923,912	4,559,256

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth & Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (c)(d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2017	$10.13	0.22	1.28	1.50	(0.20)	(0.36)	(0.56)	$11.07	14.96%		$2,022,774	0.25%	2.01%		0.42%	15.23%
Year Ended December 31, 2016	$9.84	0.21	0.35	0.56	(0.25)	(0.02)	(0.27)	$10.13	5.74%		$1,344,914	0.25%	2.15%		0.42%	11.10%
Year Ended December 31, 2015	$10.40	0.39	(0.81)	(0.42)	(0.14)	–	(0.14)	$9.84	(4.03%	)	$700,662	0.25%	3.77%		0.42%	10.54%
Period Ended December 31, 2014 (h)	$10.66	0.40	(0.20)	0.20	(0.27)	(0.19)	(0.46)	$10.40	1.79%		$110,317	0.25%	3.74%	(i)	0.43%	4.07%

Class II Shares
Year Ended December 31, 2017	$10.12	0.17	1.31	1.48	(0.18)	(0.36)	(0.54)	$11.06	14.77%		$595,060,192	0.45%	1.55%		0.67%	15.23%
Year Ended December 31, 2016	$9.83	0.17	0.37	0.54	(0.23)	(0.02)	(0.25)	$10.12	5.56%		$525,779,382	0.45%	1.72%		0.67%	11.10%
Year Ended December 31, 2015	$10.40	0.14	(0.59)	(0.45)	(0.12)	–	(0.12)	$9.83	(4.29%	)	$466,569,212	0.45%	1.31%		0.67%	10.54%
Year Ended December 31, 2014	$10.60	0.21	0.04	0.25	(0.26)	(0.19)	(0.45)	$10.40	2.26%		$377,802,834	0.45%	1.95%		0.69%	4.07%
Period Ended December 31, 2013 (j)	$10.00	0.28	0.58	0.86	(0.17)	(0.09)	(0.26)	$10.60	8.66%		$106,038,921	0.42%	4.03%		0.76%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.
(j)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth & Income Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

16

Notes to Financial Statements (Continued)

December 31, 2017

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are

17

Notes to Financial Statements (Continued)

December 31, 2017

generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other

18

Notes to Financial Statements (Continued)

December 31, 2017

assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 50%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 65% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

19

Notes to Financial Statements (Continued)

December 31, 2017

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$1,890,584
Total		$1,890,584
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$15,884,691
Total	$15,884,691

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$2,083,513
Total	$2,083,513

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$100,396,084

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

20

Notes to Financial Statements (Continued)

December 31, 2017

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers and Futures Contracts
$—	$1,784,484	$(1,784,484)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

21

Notes to Financial Statements (Continued)

December 31, 2017

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements was 0.05%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $30,583.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.10% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$757,976	$846,814	$927,485	$2,532,275

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

22

Notes to Financial Statements (Continued)

December 31, 2017

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $160,453 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $2,294.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $279,345, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $840,419.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a

23

Notes to Financial Statements (Continued)

December 31, 2017

portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,431,451	—	17,627,025	2,015,573	233,494	1,046,173	16,891,119	334,324	1,263,178
NVIT Multi-Manager International Growth Fund, Class Y	2,093,356	31,417,801	1,285,281	13,781,978	(1,654,716)	7,916,684	25,183,072	337,937	—
NVIT Multi-Manager International Value Fund, Class Y	3,645,983	39,502,382	2,513,610	7,353,474	(477,017)	7,852,682	42,038,183	1,148,431	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	3,841,390	52,979,535	4,226,113	16,497,335	(1,120,418)	12,885,496	52,473,391	252,196	2,195,349
NVIT Multi-Manager Large Cap Value Fund, Class Y	6,959,260	68,830,369	7,856,355	5,796,704	(747,063)	5,712,976	75,855,933	1,213,431	3,868,365
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1,336,879	15,247,688	1,342,716	3,150,176	(502,392)	3,692,936	16,630,772	—	806,540
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2,463,321	26,311,251	3,151,079	3,256,378	(694,317)	2,520,954	28,032,589	377,635	1,369,998
NVIT Multi-Manager Small Cap Growth Fund, Class Y	281,147	—	5,384,327	476,976	35,525	618,211	5,561,087	—	41,153
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,079,464	11,565,590	5,428,499	861,845	(57,947)	527,856	16,602,153	107,134	749,661
NVIT Multi-Manager Small Company Fund, Class Y	—	5,759,942	55,939	6,084,511	(197,718)	466,348	—	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	828,799	—	8,370,413	83,030	(61)	(32,487)	8,254,835	39,691	—
Nationwide Bond Fund, Class R6	1,976,970	23,565,237	4,025,472	8,714,234	(9,207)	309,346	19,176,614	655,503	—
NVIT Core Bond Fund, Class Y	7,301,789	66,975,490	14,770,864	3,751,438	(9,143)	800,534	78,786,307	2,384,749	—
NVIT Core Plus Bond Fund, Class Y	8,442,687	80,774,922	18,184,810	4,555,319	3,855	909,667	95,317,935	2,526,032	—
NVIT Short Term Bond Fund, Class Y	7,599,229	67,035,989	14,946,590	3,751,438	(65,755)	(45,310)	78,120,076	1,559,592	—
Total		489,966,196	109,169,093	80,130,409	(5,262,880)	45,182,066	558,924,066	10,936,655	10,294,244
Amounts designated as “—” are zero or have been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2017

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $109,169,093 and sales of $80,130,409 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/

25

Notes to Financial Statements (Continued)

December 31, 2017

mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,578,842	$18,291,700	$27,870,542	$—	$27,870,542

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,902,194	$1,111,734	$13,013,928	$—	$13,013,928

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

26

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$9,752,087	$15,030,680	$24,782,767	$—	$3,046,796	$27,829,563

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$557,767,854	$10,784,810	$(7,738,014)	$3,046,796

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Managed Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Managed Growth & Income Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 9.54%.

The Fund designates $18,291,700 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $1,773,361 or $0.0328 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $157,683 or $0.0029 per outstanding share.

29

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

31

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

33

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

35

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

36

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2017

NVIT CardinalSM Managed Growth Fund

AR-CD-MGR 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Managed Growth Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Managed Growth Fund (Class II) returned 17.79% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s performance relative to its benchmark during the reporting period was primarily influenced by a low-volatility regime mixed with upward-trending market.

Consistent with the preservation of capital, the Fund seeks growth primarily and investment income secondarily. The Fund seeks to achieve its objective by investing 95% of its assets in a “Core Sleeve” that has a target allocation of 60% equity and 40% fixed income, and the remaining 5% in a “Volatility Overlay” sleeve. A volatility management process is executed daily and determines whether the Fund should increase equity exposure or decrease equity exposure by buying or selling futures contracts tied to the S&P 500® Index, the S&P MidCap 400® Index, the Russell 2000® Index and the MSCI EAFE® Index. These investments are made in proportion to the Fund’s underlying allocations to each of these equity indexes. The Volatility Sleeve can increase the Fund’s equity exposure to 80% or decrease it to 0% as determined by the quantitative process that controls the overlay.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500 Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000 Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400 Index, returned 16.24%). The MSCI EAFE Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within the Core Sleeve and across equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap, mid-cap, small-cap and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. The Fund’s value bias was a headwind to performance as growth funds outperformed value funds throughout the year.

Within the Core Sleeve, all five of the Fund’s underlying fixed-income investments had positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%.

The largest contributors to performance within the Core Sleeve were the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager Large Cap Value Fund (Class Y), which returned 30.36% and 14.75%, respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

4

Fund Commentary (cont.)	NVIT CardinalSM Managed Growth Fund

Through the Volatility Overlay, the Fund uses derivatives to manage its total exposure to equity markets. Specifically, the Fund buys or sells index future contracts on the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index and the MSCI EAFE Index as dictated by an algorithm that determines whether the Fund’s equity exposure should be increased or decreased in light of the volatility associated with prevailing market conditions.

Equity volatility, as measured by the proprietary algorithm, experienced historic low levels throughout 2017. Broad market volatility ranged between 7.1% and 13.7% (as measured by the S&P 500 Index). We began the year with normal levels of equity volatility and trended downward throughout the year with a mild spike in volatility in May 2017. The low-volatility regime mixed with an upward-trending market provided an opportunity for the algorithm to positively contribute to Fund performance by adding additional equity exposure via the Volatility Overlay. The Fund remained at its maximum allowable equity exposure for the majority of the time in 2017.

It is important to keep in mind that the Fund’s volatility management process generally is most effective when equity markets, including the S&P 500 Index, establish sufficient momentum – up or down. While the managed Volatility Overlay is intended to enable the Fund to perform better than most competitors in both up and down markets, it is primarily a capital preservation strategy and, thus, the Fund tends to be most sensitive to reducing equity exposure in the face of significant declines in the markets.

Each of the following manages a portion (“sleeve”) of the Fund’s assets:

Adviser:

Nationwide Fund Advisors (Core Sleeve)

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

Subadviser:

Nationwide Asset Management, LLC (Volatility Overlay Sleeve)

Portfolio Managers:

Chad W. Finefrock, CFA and Frederick N. Gwin, CFA

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide traditional long-term asset allocation, primarily by investing in underlying funds (Core Sleeve), blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility (Volatility Overlay). Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. The Fund, through its Core Sleeve, is subject to the risks of its underlying funds, including but not limited to: the risks of investing in equity securities; fixed-income securities (default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up); international securities (currency fluctuations, political risks, differences in accounting and limited availability of information); and cash position risk (the Fund may miss investment opportunities). Through its Volatility Overlay, the Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Volatility Overlay may not be successful and may result in losses greater than if the Fund did not implement the Volatility Overlay. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting

5

Fund Commentary (cont.)	NVIT CardinalSM Managed Growth Fund

services to NFA. NWAM also manages the Volatility Overlay using stock index futures according to Nationwide Funds’ quantitative process for evaluating volatility. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT CardinalSM Managed Growth Fund

Asset Allocation†

Equity Funds	55.9%
Fixed Income Funds	37.3%
Futures Contracts	0.4%
Other assets in excess of liabilities††	6.4%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	15.1%
NVIT Core Plus Bond Fund, Class Y	15.0%
NVIT Core Bond Fund, Class Y	12.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.9%
NVIT Multi-Manager International Value Fund, Class Y	9.0%
NVIT Short Term Bond Fund, Class Y	9.0%
NVIT Multi-Manager International Growth Fund, Class Y	6.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.5%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.5%
Other Holdings	8.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

7

Fund Performance	NVIT CardinalSM Managed Growth Fund

Average Annual Total Return1

(For the periods ended December 31, 2017)

	1 Yr.	3 Yr.	Inception
Class I	17.98%	6.19%	5.32%	[2]
Class II	17.79%	5.97%	6.15%	[3]
Russell 3000® Index	21.13%	15.58%	13.80%	[3]
Blended Index	13.98%	8.82%	7.79%	[3]
CPI	2.11%	1.64%	1.26%	[3]

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

[3]	Since inception date of April 30, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.01%	0.82%
Class II	1.26%	1.02%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (cont.)	NVIT CardinalSM Managed Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Managed Growth Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

9

Shareholder Expense Example	NVIT CardinalSM Managed Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Managed Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,087.60	1.16	0.22
	Hypothetical	(c)(d)	1,000.00	1,024.10	1.12	0.22
Class II Shares	Actual	(c)	1,000.00	1,086.80	2.21	0.42
	Hypothetical	(c)(d)	1,000.00	1,023.09	2.14	0.42

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2017

NVIT CardinalSM Managed Growth Fund

Investment Companies 93.2%

	Shares	Value

Equity Funds 55.9%
Nationwide International Small Cap Fund, Class R6 (a)	2,997,926	$35,375,530
NVIT Multi-Manager International Growth Fund, Class Y (a)	6,332,308	76,177,662
NVIT Multi-Manager International Value Fund, Class Y (a)	9,162,932	105,648,605
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	10,162,126	138,814,636
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	16,192,335	176,496,451
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	3,266,444	40,634,568
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	5,674,872	64,580,048
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,177,617	23,293,259
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	2,637,491	40,564,611

Total Equity Funds (cost $674,533,184)		701,585,370

Investment Companies (continued)

	Shares	Value

Fixed Income Funds 37.3%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,735,744	$17,288,010
Nationwide Bond Fund, Class R6 (a)	2,957,512	28,687,865
NVIT Core Bond Fund, Class Y (a)	13,105,674	141,410,222
NVIT Core Plus Bond Fund, Class Y (a)	15,599,607	176,119,566
NVIT Short Term Bond Fund, Class Y (a)	10,230,214	105,166,597

Total Fixed Income Funds (cost $475,675,765)		468,672,260

Total Investment Companies (cost $1,150,208,949)		1,170,257,630

Total Investments (cost $1,150,208,949) — 93.2%		1,170,257,630

Other assets in excess of liabilities — 6.8%		85,973,938

NET ASSETS — 100.0%		$1,256,231,568

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	911	3/2018	USD	93,172,525	2,114,819
Russell 2000 E-Mini Index	349	3/2018	USD	26,811,925	416,097
S&P 500 E-Mini Index	1,006	3/2018	USD	134,602,800	2,125,515
S&P Midcap 400 E-Mini Index	236	3/2018	USD	44,896,640	624,938

					5,281,369

At December 31, 2017, the Fund has $11,277,365 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Managed Growth Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,150,208,949)	$1,170,257,630
Cash	76,087,847
Deposits with broker for futures contracts	11,277,365
Interest receivable	57,384
Receivable for investments sold	29,260
Receivable for capital shares issued	11,280
Reimbursement from investment adviser (Note 3)	199,902
Prepaid expenses	1,741

Total Assets	1,257,922,409

Liabilities:
Payable for capital shares redeemed	41,568
Payable for variation margin on futures contracts	990,514
Accrued expenses and other payables:
Investment advisory fees	232,423
Fund administration fees	29,497
Distribution fees	210,774
Administrative servicing fees	156,201
Accounting and transfer agent fees	137
Trustee fees	197
Custodian fees	5,223
Compliance program costs (Note 3)	1,188
Professional fees	12,653
Printing fees	6,935
Other	3,531

Total Liabilities	1,690,841

Net Assets	$1,256,231,568

Represented by:
Capital	$1,177,197,032
Accumulated undistributed net investment income	4,598,339
Accumulated net realized gains from investment securities of affiliated issuers and futures contracts	49,106,147
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	20,048,681
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	5,281,369

Net Assets	$1,256,231,568

Net Assets:
Class I Shares	$3,099,954
Class II Shares	1,253,131,614

Total	$1,256,231,568

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	274,046
Class II Shares	110,940,128

Total	111,214,174

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.31
Class II Shares	$11.30

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Managed Growth Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$21,225,888
Interest income from unaffiliated issuers	505,241
Other income	2,211

Total Income	21,733,340

EXPENSES:
Investment advisory fees	2,527,725
Fund administration fees	286,386
Distribution fees Class II Shares	2,865,604
Administrative servicing fees Class I Shares	4,082
Administrative servicing fees Class II Shares	1,719,371
Professional fees	55,538
Printing fees	16,659
Trustee fees	34,796
Custodian fees	39,733
Accounting and transfer agent fees	796
Compliance program costs (Note 3)	4,713
Other	17,496

Total expenses before earnings credit, fees waived and expenses reimbursed	7,572,899

Earnings credit (Note 5)	(2)
Distribution fees waived — Class II (Note 3)	(573,138)
Expenses reimbursed by adviser (Note 3)	(2,179,174)

Net Expenses	4,820,585

NET INVESTMENT INCOME	16,912,755

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	24,152,033
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(9,451,036)
Transactions in investment securities of unaffiliated issuers	9,055
Expiration or closing of futures contracts (Note 2)	42,260,991

Net realized gains	56,971,043

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	107,360,402
Futures contracts (Note 2)	5,796,822

Net change in unrealized appreciation/depreciation	113,157,224

Net realized/unrealized gains	170,128,267

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$187,041,022

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	NVIT CardinalSM Managed Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$16,912,755	$16,445,795
Net realized gains	56,971,043	46,934,234
Net change in unrealized appreciation/depreciation	113,157,224	(1,497,882)

Change in net assets resulting from operations	187,041,022	61,882,147

Distributions to Shareholders From:
Net investment income:
Class I	(52,432)	(53,317)
Class II	(19,115,971)	(23,928,271)
Net realized gains:
Class I	(112,371)	–
Class II	(45,935,750)	–

Change in net assets from shareholder distributions	(65,216,524)	(23,981,588)

Change in net assets from capital transactions	81,837,600	74,957,852

Change in net assets	203,662,098	112,858,411

Net Assets:
Beginning of year	1,052,569,470	939,711,059

End of year	$1,256,231,568	$1,052,569,470

Accumulated undistributed net investment income at end of year	$4,598,339	$3,026,029

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$796,784	$376,467
Dividends reinvested	164,803	53,317
Cost of shares redeemed	(350,732)	(89,967)

Total Class I Shares	610,855	339,817

Class II Shares
Proceeds from shares issued	53,097,580	81,539,991
Dividends reinvested	65,051,721	23,928,271
Cost of shares redeemed	(36,922,556)	(30,850,227)

Total Class II Shares	81,226,745	74,618,035

Change in net assets from capital transactions	$81,837,600	$74,957,852

SHARE TRANSACTIONS:
Class I Shares
Issued	73,468	37,389
Reinvested	15,018	5,253
Redeemed	(31,899)	(8,973)

Total Class I Shares	56,587	33,669

Class II Shares
Issued	4,872,880	8,270,356
Reinvested	5,947,907	2,363,130
Redeemed	(3,438,788)	(3,087,472)

Total Class II Shares	7,381,999	7,546,014

Total change in shares	7,438,586	7,579,683

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

14

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Managed Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (c)(d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Portfolio Turnover (b)(g)
Class I Shares
Year Ended December 31, 2017	$10.15	0.19	1.61	1.80	(0.20)	(0.44)	(0.64)	$11.31	17.98%		$3,099,954	0.22%	1.73%		0.41%	13.79%
Year Ended December 31, 2016	$9.78	0.20	0.42	0.62	(0.25)	–	(0.25)	$10.15	6.40%		$2,208,157	0.22%	1.99%		0.41%	9.66%
Year Ended December 31, 2015	$10.39	0.25	(0.73)	(0.48)	(0.13)	–	(0.13)	$9.78	(4.62%	)	$1,797,132	0.22%	2.40%		0.41%	9.41%
Period Ended December 31, 2014 (h)	$10.74	0.42	(0.31)	0.11	(0.28)	(0.18)	(0.46)	$10.39	1.02%		$652,993	0.22%	3.93%	(i)	0.42%	2.22%

Class II Shares
Year Ended December 31, 2017	$10.14	0.16	1.62	1.78	(0.18)	(0.44)	(0.62)	$11.30	17.79%		$1,253,131,614	0.42%	1.47%		0.66%	13.79%
Year Ended December 31, 2016	$9.77	0.16	0.45	0.61	(0.24)	–	(0.24)	$10.14	6.21%		$1,050,361,313	0.42%	1.65%		0.66%	9.66%
Year Ended December 31, 2015	$10.39	0.13	(0.64)	(0.51)	(0.11)	–	(0.11)	$9.77	(4.88%	)	$937,913,927	0.42%	1.21%		0.67%	9.41%
Year Ended December 31, 2014	$10.73	0.20	(0.09)	0.11	(0.27)	(0.18)	(0.45)	$10.39	1.01%		$757,377,899	0.42%	1.86%		0.67%	2.22%
Period Ended December 31, 2013 (j)	$10.00	0.28	0.71	0.99	(0.17)	(0.09)	(0.26)	$10.73	9.94%		$228,014,219	0.39%	4.02%		0.69%	–

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.
(i)	Ratio has not been annualized.
(j)	For the period from May 1, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of April 30, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

15

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Managed Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

16

Notes to Financial Statements (Continued)

December 31, 2017

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

17

Notes to Financial Statements (Continued)

December 31, 2017

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the

18

Notes to Financial Statements (Continued)

December 31, 2017

exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Futures Contracts

Financial futures contracts (“futures contracts”) are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount. The Fund is subject to equity risk in the normal course of pursuing its objective(s) in two respects. First, the Fund has set a baseline target equity exposure of 60%, which is represented by the Fund’s allocations to underlying equity funds. Second, the Fund enters into stock index futures contracts in order to increase or decrease the baseline equity exposure consistent with NFA’s view of current equity market conditions. Through the use of these futures contracts, the Fund may increase its equity exposure to a maximum of 80% or to a minimum of 0% of the Fund’s assets.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

19

Notes to Financial Statements (Continued)

December 31, 2017

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$5,281,639
Total		$5,281,639
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$42,260,991
Total	$42,260,991

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$5,796,822
Total	$5,796,822

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$270,192,154

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations.

20

Notes to Financial Statements (Continued)

December 31, 2017

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers and Futures Contracts
$—	$3,827,958	$(3,827,958)

Amount designated as “—” is zero or has been rounded to zero.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a ”regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

21

Notes to Financial Statements (Continued)

December 31, 2017

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Nationwide Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $2 billion	0.21%
$2 billion and more	0.20%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.22%, and after expense reimbursements was 0.03%. During the year ended December 31, 2017, NFA paid fees to the affiliated Subadviser, pursuant to the subadvisory agreement, in the amount of $62,660.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.07% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$1,706,873	$1,915,787	$2,179,174	$5,801,834

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

22

Notes to Financial Statements (Continued)

December 31, 2017

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $286,386 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $4,713.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.05% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $573,138, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,723,453.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a

23

Notes to Financial Statements (Continued)

December 31, 2017

portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	2,997,926	—	36,188,952	3,384,906	396,852	2,174,632	35,375,530	698,909	2,640,690
NVIT Multi-Manager International Growth Fund, Class Y	6,332,308	71,381,361	5,116,746	16,506,952	(1,381,353)	17,567,860	76,177,662	999,606	—
NVIT Multi-Manager International Value Fund, Class Y	9,162,932	88,340,652	7,692,617	7,905,639	(151,750)	17,672,725	105,648,605	2,848,394	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	10,162,126	134,078,665	12,545,875	38,076,374	(1,708,745)	31,975,215	138,814,636	664,851	5,708,240
NVIT Multi-Manager Large Cap Value Fund, Class Y	16,192,335	168,457,275	19,340,978	23,028,497	(2,773,480)	14,500,175	176,496,451	2,795,113	8,808,586
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3,266,444	30,325,851	6,648,293	3,259,864	(421,649)	7,341,937	40,634,568	—	1,917,310
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5,674,872	62,798,043	8,409,299	10,975,536	(2,254,678)	6,602,920	64,580,048	866,639	3,109,248
NVIT Multi-Manager Small Cap Growth Fund, Class Y	1,177,617	10,494,519	10,690,847	1,650,689	(454,979)	4,213,561	23,293,259	—	168,984
NVIT Multi-Manager Small Cap Value Fund, Class Y	2,637,491	23,004,733	17,947,004	1,417,466	(107,868)	1,138,208	40,564,611	260,796	1,798,975
NVIT Multi-Manager Small Company Fund, Class Y	—	11,459,002	166,646	12,162,781	(419,764)	956,897	—	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,735,744	—	17,434,502	78,812	(43)	(67,637)	17,288,010	82,587	—
Nationwide Bond Fund, Class R6	2,957,512	37,517,281	7,395,334	16,717,831	(14,592)	507,673	28,687,865	1,048,474	—
NVIT Core Bond Fund, Class Y	13,105,674	114,186,260	30,430,524	4,487,224	(66,023)	1,346,685	141,410,222	4,248,421	—
NVIT Core Plus Bond Fund, Class Y	15,599,607	141,756,684	38,438,777	5,609,029	(31,558)	1,564,692	176,119,566	4,627,982	—
NVIT Short Term Bond Fund, Class Y	10,230,214	85,711,691	23,016,871	3,365,418	(61,406)	(135,141)	105,166,597	2,084,116	—
Total		979,512,017	241,463,265	148,627,018	(9,451,036)	107,360,402	1,170,257,630	21,225,888	24,152,033

Amounts designated as “—” are zero or have been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2017

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $241,463,265 and sales of $148,627,018 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion

25

Notes to Financial Statements (Continued)

December 31, 2017

of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,168,403	$46,048,121	$65,216,524	$—	$65,216,524

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

26

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,981,588	$—	$23,981,588	$—	$23,981,588

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$24,490,485	$42,494,944	$66,985,429	$—	$12,049,107	$79,034,536

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,163,489,892	$24,853,235	$(12,804,128)	$12,049,107

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Managed Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Managed Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

28

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 11.18%.

The Fund designates $46,048,121 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $4,431,306 or $0.0398 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $407,141 or $0.0037 per outstanding share.

29

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

31

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

32

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

33

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

34

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

35

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

36

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

37

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

38

Annual Report

December 31, 2017

NVIT CardinalSM Moderate Fund

AR-CD-MOD 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderate Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Moderate Fund (Class II) returned 13.97% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 60% equity investments and 40% fixed-income investments. During the reporting period, U.S. equities were the main contributor to performance; fixed-income investments also were positive contributors to the Fund’s overall return. The Fund does not use derivatives.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap, mid-cap, small-cap and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. The Fund’s value bias was a headwind to performance as growth funds outperformed value funds throughout the year.

All five of the Fund’s underlying fixed-income investments posted positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers for these underlying investments found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the period.

The largest contributors to Fund performance for the period were underlying investments in the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager Large Cap Value Fund (Class Y), which returned 30.36% and 14.75%, respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

The smallest contributors to Fund performance for the period were underlying investments in the Nationwide Bond Fund (Class R6), which returned 3.95%, and the DoubleLine NVIT Total Return Tactical Fund (Class Y), which returned 0.09%. The DoubleLine NVIT Total Return Tactical Fund was only recently added as an underlying investment in the fourth quarter of 2017, so its return reflects a two-month period. The Nationwide Bond Fund, though a smaller contributor to the Fund’s performance, performed as expected, even outperforming its benchmark by 41 basis points for the year.

4

Fund Commentary (cont.)	NVIT CardinalSM Moderate Fund

During October, the NVIT Cardinal Moderate Fund made an allocation to the DoubleLine NVIT Total Return Tactical Fund and reduced exposure to the Nationwide Bond Fund. This change not only expands the active management capabilities within the fixed-income asset class but also provides investors additional diversification and access to a subadviser with a strong track record.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Moderate Fund

Asset Allocation†

Equity Funds	60.3%
Fixed Income Funds	39.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	15.0%
NVIT Core Plus Bond Fund, Class Y	14.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	12.0%
NVIT Core Bond Fund, Class Y	11.9%
NVIT Multi-Manager International Value Fund, Class Y	9.1%
NVIT Short Term Bond Fund, Class Y	8.9%
NVIT Multi-Manager International Growth Fund, Class Y	6.5%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.5%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.5%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.5%
Other Holdings	9.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT CardinalSM Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	14.05%	8.30%	6.03%
Class II	13.97%	8.19%	5.93%
Russell 3000® Index	21.13%	15.58%	9.75%
Blended Index	13.98%	8.82%	6.47%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.01%	0.91%
Class II	1.26%	1.00%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT CardinalSM Moderate Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderate Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.
.

8

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderate Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,069.40	1.46	0.28
	Hypothetical	(c)(d)	1,000.00	1,023.79	1.43	0.28
Class II Shares	Actual	(c)	1,000.00	1,068.50	1.93	0.37
	Hypothetical	(c)(d)	1,000.00	1,023.34	1.89	0.37

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT CardinalSM Moderate Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 60.3%
Nationwide International Small Cap Fund, Class R6 (a)	7,334,466	$86,546,698
NVIT Multi-Manager International Growth Fund, Class Y (a)	15,346,608	184,619,696
NVIT Multi-Manager International Value Fund, Class Y (a)	22,211,958	256,103,877
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	24,720,061	337,676,035
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	38,896,029	423,966,720
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	8,037,470	99,986,131
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	13,753,835	156,518,638
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	2,918,121	57,720,443
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	6,498,156	99,941,644

Total Equity Funds (cost $1,480,277,626)		1,703,079,882

Fixed Income Funds 39.7%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	4,229,806	42,128,870
Nationwide Bond Fund, Class R6 (a)	7,267,154	70,491,394
NVIT Core Bond Fund, Class Y (a)	31,208,347	336,738,062
NVIT Core Plus Bond Fund, Class Y (a)	37,328,369	421,437,291
NVIT Short Term Bond Fund, Class Y (a)	24,501,764	251,878,130

Total Fixed Income Funds (cost $1,142,422,782)		1,122,673,747

Total Investment Companies (cost $2,622,700,408)		2,825,753,629

Total Investments (cost $2,622,700,408) — 100.0%		2,825,753,629

Liabilities in excess of other assets — 0.0%†		(892,842)

NET ASSETS — 100.0%		$2,824,860,787

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $2,622,700,408)	$2,825,753,629
Cash	5,142
Receivable for investments sold	717,952
Receivable for capital shares issued	19,951
Prepaid expenses	4,428

Total Assets	2,826,501,102

Liabilities:
Payable for capital shares redeemed	736,738
Accrued expenses and other payables:
Investment advisory fees	221,007
Fund administration fees	58,096
Distribution fees	211,853
Administrative servicing fees	359,187
Accounting and transfer agent fees	320
Trustee fees	431
Custodian fees	17,032
Compliance program costs (Note 3)	2,729
Professional fees	17,248
Printing fees	8,921
Other	6,753

Total Liabilities	1,640,315

Net Assets	$2,824,860,787

Represented by:
Capital	$2,486,436,831
Accumulated undistributed net investment income	11,348,522
Accumulated net realized gains from investment securities of affiliated issuers	124,022,213
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	203,053,221

Net Assets	$2,824,860,787

Net Assets:
Class I Shares	$43,569,268
Class II Shares	2,781,291,519

Total	$2,824,860,787

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,937,358
Class II Shares	251,813,103

Total	255,750,461

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.07
Class II Shares	$11.05
The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$52,240,960
Other income	5,142

Total Income	52,246,102

EXPENSES:
Investment advisory fees	5,361,414
Fund administration fees	635,667
Distribution fees Class II Shares	6,860,766
Administrative servicing fees Class I Shares	59,686
Administrative servicing fees Class II Shares	4,116,480
Professional fees	120,549
Printing fees	23,042
Trustee fees	84,244
Custodian fees	105,913
Accounting and transfer agent fees	1,841
Compliance program costs (Note 3)	11,280
Other	46,253

Total expenses before earnings credit and fees waived	17,427,135

Earnings credit (Note 5)	(43)
Distribution fees waived — Class II (Note 3)	(4,390,938)
Investment advisory fees waived (Note 3)	(2,784,077)

Net Expenses	10,252,077

NET INVESTMENT INCOME	41,994,025

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	60,598,137
Net realized gains from transactions in investment securities of affiliated issuers	73,923,062

Net realized gains	134,521,199

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	186,947,842

Net realized/unrealized gains	321,469,041

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$363,463,066

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$41,994,025	$47,850,149
Net realized gains	134,521,199	176,225,798
Net change in unrealized appreciation/depreciation	186,947,842	(47,458,459)

Change in net assets resulting from operations	363,463,066	176,617,488

Distributions to Shareholders From:
Net investment income:
Class I	(783,781)	(962,678)
Class II	(47,881,758)	(72,102,843)
Net realized gains:
Class I	(2,468,483)	(2,266,217)
Class II	(165,646,398)	(183,710,492)

Change in net assets from shareholder distributions	(216,780,420)	(259,042,230)

Change in net assets from capital transactions	(59,546,826)	31,192,625

Change in net assets	87,135,820	(51,232,117)

Net Assets:
Beginning of year	2,737,724,967	2,788,957,084

End of year	$2,824,860,787	$2,737,724,967

Accumulated undistributed net investment income at end of year	$11,348,522	$8,489,306

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$6,779,449	$5,048,798
Dividends reinvested	3,252,264	3,228,895
Cost of shares redeemed	(4,218,810)	(4,491,179)

Total Class I Shares	5,812,903	3,786,514

Class II Shares
Proceeds from shares issued	5,848,376	18,584,932
Dividends reinvested	213,528,156	255,813,335
Cost of shares redeemed	(284,736,261)	(246,992,156)

Total Class II Shares	(65,359,729)	27,406,111

Change in net assets from capital transactions	$(59,546,826)	$31,192,625

SHARE TRANSACTIONS:
Class I Shares
Issued	614,688	473,019
Reinvested	300,749	308,865
Redeemed	(383,111)	(409,164)

Total Class I Shares	532,326	372,720

Class II Shares
Issued	536,694	1,726,306
Reinvested	19,789,366	24,541,582
Redeemed	(25,900,301)	(22,908,612)

Total Class II Shares	(5,574,241)	3,359,276

Total change in shares	(5,041,915)	3,731,996

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2017	$10.52	0.19	1.25	1.44	(0.20)	(0.69)	(0.89)	$11.07	14.05%		$43,569,268	0.28%	1.71%	0.38%	14.62%
Year Ended December 31, 2016	$10.87	0.21	0.51	0.72	(0.30)	(0.77)	(1.07)	$10.52	6.82%		$35,809,058	0.28%	1.93%	0.35%	9.38%
Year Ended December 31, 2015	$12.03	0.15	(0.27)	(0.12)	(0.35)	(0.69)	(1.04)	$10.87	(0.98%	)	$32,950,305	0.28%	1.25%	0.28%	14.69%
Year Ended December 31, 2014	$12.07	0.19	0.38	0.57	(0.31)	(0.30)	(0.61)	$12.03	4.66%		$33,626,104	0.28%	1.59%	0.28%	6.14%
Year Ended December 31, 2013	$10.65	0.16	1.73	1.89	(0.19)	(0.28)	(0.47)	$12.07	17.98%		$29,785,972	0.28%	1.41%	0.28%	4.60%

Class II Shares
Year Ended December 31, 2017	$10.50	0.17	1.26	1.43	(0.19)	(0.69)	(0.88)	$11.05	13.97%		$2,781,291,519	0.37%	1.51%	0.63%	14.62%
Year Ended December 31, 2016	$10.85	0.19	0.52	0.71	(0.29)	(0.77)	(1.06)	$10.50	6.74%		$2,701,915,909	0.37%	1.75%	0.60%	9.38%
Year Ended December 31, 2015	$12.01	0.14	(0.27)	(0.13)	(0.34)	(0.69)	(1.03)	$10.85	(1.07%	)	$2,756,006,779	0.37%	1.15%	0.53%	14.69%
Year Ended December 31, 2014	$12.05	0.17	0.38	0.55	(0.29)	(0.30)	(0.59)	$12.01	4.57%		$2,953,429,683	0.37%	1.43%	0.53%	6.14%
Year Ended December 31, 2013	$10.64	0.15	1.72	1.87	(0.18)	(0.28)	(0.46)	$12.05	17.80%		$2,932,675,407	0.37%	1.32%	0.53%	4.60%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to

15

Notes to Financial Statements (Continued)

December 31, 2017

unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

16

Notes to Financial Statements (Continued)

December 31, 2017

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

17

Notes to Financial Statements (Continued)

December 31, 2017

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$9,530,730	$(9,530,730)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

18

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $2,784,077, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.19%, and after contractual fee waivers was 0.09%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

19

Notes to Financial Statements (Continued)

December 31, 2017

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $635,667 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $11,280.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $4,390,938, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $4,176,166.

20

Notes to Financial Statements (Continued)

December 31, 2017

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	7,334,466	—	91,797,597	16,517,702	1,716,702	9,550,101	86,546,698	1,720,920	6,502,154
NVIT Multi-Manager International Growth Fund, Class Y	15,346,608	211,701,212	2,433,811	71,933,434	13,153,443	29,264,664	184,619,696	2,433,811	—
NVIT Multi-Manager International Value Fund, Class Y	22,211,958	253,425,381	33,709,040	75,930,850	3,777,758	41,122,548	256,103,877	6,981,570	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	24,720,061	383,858,757	15,319,889	140,924,308	30,928,540	48,493,157	337,676,035	1,580,024	13,739,865
NVIT Multi-Manager Large Cap Value Fund, Class Y	38,896,029	443,141,001	29,302,366	78,354,461	11,173,149	18,704,665	423,966,720	6,725,418	22,455,297
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	8,037,470	84,502,898	16,249,572	18,797,788	1,501,747	16,529,702	99,986,131	—	4,865,645
NVIT Multi-Manager Mid Cap Value Fund, Class Y	13,753,835	171,152,699	10,029,338	35,985,470	3,126,415	8,195,656	156,518,638	2,106,934	7,922,405
NVIT Multi-Manager Small Cap Growth Fund, Class Y	2,918,121	28,366,042	26,908,852	7,157,667	1,066,738	8,536,478	57,720,443	—	428,763
NVIT Multi-Manager Small Cap Value Fund, Class Y	6,498,156	61,739,006	46,727,426	11,052,480	3,076,727	(549,035)	99,941,644	639,015	4,684,008
NVIT Multi-Manager Small Company Fund, Class Y	—	30,593,022	—	31,360,691	4,797,394	(4,029,725)	—	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	4,229,806	—	42,297,239	—	—	(168,369)	42,128,870	205,157	—
Nationwide Bond Fund, Class R6	7,267,154	107,277,333	6,981,090	45,169,580	(154,401)	1,556,952	70,491,394	2,801,785	—
NVIT Core Bond Fund, Class Y	31,208,347	319,335,185	31,947,124	18,897,315	44,552	4,308,516	336,738,062	10,468,310	—
NVIT Core Plus Bond Fund, Class Y	37,328,369	399,159,477	39,232,056	22,105,081	(186,491)	5,337,330	421,437,291	11,435,190	—
NVIT Short Term Bond Fund, Class Y	24,501,764	244,352,134	14,607,228	7,077,223	(99,211)	95,202	251,878,130	5,142,826	—
Total		2,738,604,147	407,542,628	581,264,050	73,923,062	186,947,842	2,825,753,629	52,240,960	60,598,137

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

21

Notes to Financial Statements (Continued)

December 31, 2017

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $407,542,628 and sales of $581,264,050 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion

22

Notes to Financial Statements (Continued)

December 31, 2017

of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,665,539	$168,114,881	$216,780,420	$—	$216,780,420

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

23

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$73,065,521	$185,976,709	$259,042,230	$—	$259,042,230

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$13,671,981	$122,942,047	$136,614,028	$—	$201,809,928	$338,423,956

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,623,943,701	$231,999,873	$(30,189,945)	$201,809,928

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderate Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is $28.75%.

The Fund designates $168,114,881 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $10,853,021 or $0.0424 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $995,918 or $0.0039 per outstanding share.

26

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2017

NVIT CardinalSM Moderately Aggressive Fund

AR-CD-MAG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderately Aggressive Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Moderately Aggressive Fund (Class II) returned 18.07% versus 21.13% for its benchmark, the Russell 3000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 130 funds as of December 31, 2017) was 16.02% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 80% equity investments and 20% fixed-income investments. During the reporting period, U.S. equities were the main contributor to Fund performance; fixed-income investments also were positive contributors to the Fund’s overall return. The Fund does not use derivatives.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap, mid-cap, small-cap and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. This value orientation was reduced during the second quarter of 2017, but the Fund’s value bias was still a headwind to performance as growth funds outperformed value funds throughout the year.

All three of the Fund’s underlying fixed-income investments posted positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers for these underlying investments found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the period.

The largest contributors to Fund performance for the period were underlying investments in the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager Large Cap Value Fund (Class Y), which returned 30.36% and 14.75%, respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

The smallest contributors to Fund performance for the period were underlying investments in the Nationwide Bond Fund (Class R6), which returned 3.95%, and the DoubleLine NVIT Total Return Tactical Fund (Class Y), which returned 0.09%. The DoubleLine NVIT Total Return Tactical Fund was only recently added as an underlying investment in the fourth quarter of 2017, so its return reflects a two-month period. The Nationwide Bond Fund, though a smaller contributor to the Fund’s performance,

4

Fund Commentary (cont.)	NVIT CardinalSM Moderately Aggressive Fund

performed as expected, even outperforming its benchmark by 41 basis points for the year.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Moderately Aggressive Fund

Asset Allocation†

Equity Funds	80.5%
Fixed Income Funds	19.5%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Multi-Manager Large Cap Value Fund, Class Y	18.0%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.4%
NVIT Multi-Manager International Value Fund, Class Y	11.6%
NVIT Multi-Manager International Growth Fund, Class Y	10.0%
NVIT Core Plus Bond Fund, Class Y	9.8%
NVIT Core Bond Fund, Class Y	7.8%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.6%
Nationwide International Small Cap Fund, Class R6	5.1%
NVIT Multi-Manager Small Cap Value Fund, Class Y	4.6%
Other Holdings	5.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT CardinalSM Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	18.16%	10.30%	6.61%
Class II	18.07%	10.21%	6.52%
Russell 3000® Index	21.13%	15.58%	9.75%
Blended Index	18.26%	10.90%	7.09%
CPI	2.11%	1.43%	1.48%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.11%	1.01%
Class II	1.36%	1.10%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT CardinalSM Moderately Aggressive Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Aggressive Fund since inception through 12/31/17 versus performance of the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Aggressive Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,088.70	1.58	0.30
	Hypothetical	(c)(d)	1,000.00	1,023.69	1.53	0.30
Class II Shares	Actual	(c)	1,000.00	1,087.80	2.05	0.39
	Hypothetical	(c)(d)	1,000.00	1,023.24	1.99	0.39

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT CardinalSM Moderately Aggressive Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 80.5%
Nationwide International Small Cap Fund, Class R6 (a)	1,976,579	$23,323,632
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,793,546	45,636,361
NVIT Multi-Manager International Value Fund, Class Y (a)	4,599,956	53,037,489
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	5,139,219	70,201,733
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	7,530,481	82,082,242
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	2,031,845	25,276,146
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,835,347	32,266,254
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	706,307	13,970,747
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,349,146	20,749,861

Total Equity Funds (cost $322,433,668)		366,544,465

Fixed Income Funds 19.5%
Nationwide Bond Fund, Class R6 (a)	903,375	8,762,734
NVIT Core Bond Fund, Class Y (a)	3,295,027	35,553,341
NVIT Core Plus Bond Fund, Class Y (a)	3,952,513	44,623,867

Total Fixed Income Funds (cost $90,589,193)		88,939,942

Total Investment Companies (cost $413,022,861)		455,484,407

Total Investments (cost $413,022,861) — 100.0%		455,484,407

Liabilities in excess of other assets — 0.0%†		(167,365)

NET ASSETS — 100.0%		$455,317,042

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $413,022,861)	$455,484,407
Cash	806
Receivable for capital shares issued	35,604
Prepaid expenses	692

Total Assets	455,521,509

Liabilities:
Payable for investments purchased	32,498
Payable for capital shares redeemed	2,919
Accrued expenses and other payables:
Investment advisory fees	38,440
Fund administration fees	15,046
Distribution fees	29,535
Administrative servicing fees	57,649
Accounting and transfer agent fees	99
Trustee fees	70
Custodian fees	2,601
Compliance program costs (Note 3)	436
Professional fees	11,110
Printing fees	6,466
Recoupment fees (Note 3)	3,770
Other	3,828

Total Liabilities	204,467

Net Assets	$455,317,042

Represented by:
Capital	$386,740,534
Accumulated undistributed net investment income	2,816,293
Accumulated net realized gains from investment securities of affiliated issuers	23,298,669
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	42,461,546

Net Assets	$455,317,042

Net Assets:
Class I Shares	$66,883,089
Class II Shares	388,433,953

Total	$455,317,042

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,810,470
Class II Shares	39,598,663

Total	46,409,133

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.82
Class II Shares	$9.81

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$7,212,705
Other income	806

Total Income	7,213,511

EXPENSES:
Investment advisory fees	882,206
Fund administration fees	134,958
Distribution fees Class II Shares	952,639
Administrative servicing fees Class I Shares	90,064
Administrative servicing fees Class II Shares	571,586
Professional fees	30,751
Printing fees	11,567
Trustee fees	13,355
Custodian fees	16,667
Accounting and transfer agent fees	540
Compliance program costs (Note 3)	1,789
Recoupment fees (Note 3)	3,770
Other	7,286

Total expenses before earnings credit and fees waived	2,717,178

Earnings credit (Note 5)	(5)
Distribution fees waived — Class II (Note 3)	(609,695)
Investment advisory fees waived (Note 3)	(441,095)

Net Expenses	1,666,383

NET INVESTMENT INCOME	5,547,128

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	12,702,784
Net realized gains from transactions in investment securities of affiliated issuers	13,715,953

Net realized gains	26,418,737

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	41,315,280

Net realized/unrealized gains	67,734,017

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$73,281,145

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Aggressive Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$5,547,128	$6,693,534
Net realized gains	26,418,737	35,508,102
Net change in unrealized appreciation/depreciation	41,315,280	(11,434,241)

Change in net assets resulting from operations	73,281,145	30,767,395

Distributions to Shareholders From:
Net investment income:
Class I	(1,001,219)	(1,392,290)
Class II	(5,556,445)	(9,624,979)
Net realized gains:
Class I	(4,762,449)	(4,200,701)
Class II	(29,410,458)	(31,390,399)

Change in net assets from shareholder distributions	(40,730,571)	(46,608,369)

Change in net assets from capital transactions	(4,663,075)	5,130,113

Change in net assets	27,887,499	(10,710,861)

Net Assets:
Beginning of year	427,429,543	438,140,404

End of year	$455,317,042	$427,429,543

Accumulated undistributed net investment income at end of year	$2,816,293	$1,479,759

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,984,810	$7,542,375
Dividends reinvested	5,763,668	5,592,991
Cost of shares redeemed	(5,283,867)	(4,124,434)

Total Class I Shares	8,464,611	9,010,932

Class II Shares
Proceeds from shares issued	9,288,488	10,581,074
Dividends reinvested	34,966,903	41,015,378
Cost of shares redeemed	(57,383,077)	(55,477,271)

Total Class II Shares	(13,127,686)	(3,880,819)

Change in net assets from capital transactions	$(4,663,075)	$5,130,113

SHARE TRANSACTIONS:
Class I Shares
Issued	822,409	809,518
Reinvested	609,726	622,832
Redeemed	(541,923)	(437,769)

Total Class I Shares	890,212	994,581

Class II Shares
Issued	959,407	1,121,882
Reinvested	3,708,361	4,574,619
Redeemed	(5,909,988)	(5,931,904)

Total Class II Shares	(1,242,220)	(235,403)

Total change in shares	(352,008)	759,178

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2017	$9.15	0.14	1.47	1.61	(0.15)	(0.79)	(0.94)	$9.82	18.16%	$66,883,089	0.30%	1.43%	0.40%	16.62%
Year Ended December 31, 2016	$9.53	0.17	0.52	0.69	(0.25)	(0.82)	(1.07)	$9.15	7.69%	$54,164,767	0.30%	1.77%	0.37%	11.44%
Year Ended December 31, 2015	$11.12	0.11	(0.28)	(0.17)	(0.34)	(1.08)	(1.42)	$9.53	(1.43%)	$46,956,263	0.30%	0.99%	0.30%	14.83%
Year Ended December 31, 2014	$11.88	0.18	0.38	0.56	(0.30)	(1.02)	(1.32)	$11.12	4.66%	$47,662,660	0.30%	1.52%	0.30%	16.21%
Year Ended December 31, 2013	$10.13	0.14	2.29	2.43	(0.18)	(0.50)	(0.68)	$11.88	24.35%	$45,578,125	0.30%	1.28%	0.30%	13.47%

Class II Shares
Year Ended December 31, 2017	$9.14	0.12	1.48	1.60	(0.14)	(0.79)	(0.93)	$9.81	18.07%	$388,433,953	0.39%	1.23%	0.65%	16.62%
Year Ended December 31, 2016	$9.52	0.15	0.53	0.68	(0.24)	(0.82)	(1.06)	$9.14	7.59%	$373,264,776	0.39%	1.55%	0.62%	11.44%
Year Ended December 31, 2015	$11.11	0.10	(0.28)	(0.18)	(0.33)	(1.08)	(1.41)	$9.52	(1.51%)	$391,184,141	0.39%	0.91%	0.55%	14.83%
Year Ended December 31, 2014	$11.87	0.16	0.38	0.54	(0.28)	(1.02)	(1.30)	$11.11	4.56%	$410,951,999	0.39%	1.37%	0.55%	16.21%
Year Ended December 31, 2013	$10.12	0.12	2.30	2.42	(0.17)	(0.50)	(0.67)	$11.87	24.28%	$429,925,332	0.39%	1.11%	0.55%	13.47%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in

15

Notes to Financial Statements (Continued)

December 31, 2017

active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

16

Notes to Financial Statements (Continued)

December 31, 2017

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-US securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

17

Notes to Financial Statements (Continued)

December 31, 2017

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$2,347,070	$(2,347,070)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

18

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $441,095, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers and expense reimbursements was 0.20%, after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$—	$8,348	$—	$8,348

Amounts designated as “—” are zero, or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2017, the Fund reimbursed NFA in the amount of $3,770.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $134,958 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,789.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $609,695, for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include,

20

Notes to Financial Statements (Continued)

December 31, 2017

but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $661,650.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,976,579	—	28,675,458	8,521,453	600,437	2,569,190	23,323,632	461,710	1,744,481
NVIT Multi-Manager International Growth Fund, Class Y	3,793,546	50,600,628	1,231,372	16,276,194	2,744,966	7,335,589	45,636,361	593,927	—
NVIT Multi-Manager International Value Fund, Class Y	4,599,956	60,602,978	2,228,991	19,580,469	685,952	9,100,037	53,037,489	1,413,008	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5,139,219	68,411,836	4,116,375	17,636,883	4,557,574	10,752,831	70,201,733	328,468	2,796,190
NVIT Multi-Manager Large Cap Value Fund, Class Y	7,530,481	81,716,368	7,509,380	12,788,904	2,208,782	3,436,616	82,082,242	1,298,367	4,277,099
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2,031,845	21,851,635	3,403,582	4,573,620	491,283	4,103,266	25,276,146	—	1,199,988
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2,835,347	30,432,577	2,657,443	2,900,033	262,393	1,813,874	32,266,254	431,961	1,607,018
NVIT Multi-Manager Small Cap Growth Fund, Class Y	706,307	8,800,093	4,368,025	1,691,609	295,044	2,199,194	13,970,747	—	101,261
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,349,146	13,353,852	8,546,082	1,712,024	611,335	(49,384)	20,749,861	132,926	976,747
NVIT Multi-Manager Small Company Fund, Class Y	—	9,076,561	—	9,302,641	1,224,537	(998,457)	—	—	—
Nationwide Bond Fund, Class R6	903,375	8,345,228	737,820	420,946	(5,286)	105,918	8,762,734	239,315	—

21

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
NVIT Core Bond Fund, Class Y	3,295,027	33,149,753	4,267,461	2,317,419	72,277	381,269	35,553,341	1,103,938	—
NVIT Core Plus Bond Fund, Class Y	3,952,513	41,246,326	5,679,196	2,833,651	(33,341)	565,337	44,623,867	1,209,085	—
Total		427,587,835	73,421,185	100,555,846	13,715,953	41,315,280	455,484,407	7,212,705	12,702,784

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (”SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

22

Notes to Financial Statements (Continued)

December 31, 2017

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $73,421,185 and sales of $100,555,846 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

23

Notes to Financial Statements (Continued)

December 31, 2017

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,557,664	$34,172,907	$40,730,571	$—	$40,730,571

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,017,269	$35,591,100	$46,608,369	$—	$46,608,369

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,609,605	$23,272,309	$26,881,914	$—	$41,694,594	$68,576,508

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$413,789,813	$45,658,032	$(3,963,438)	$41,694,594

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderately Aggressive Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 21.10%.

The Fund designates $34,172,907 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $2,403,242 or $0.0518 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $226,021 or $0.0049 per outstanding share.

26

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2017

NVIT CardinalSM Moderately

Conservative Fund

AR-CD-MCON 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT CardinalSM Moderately Conservative Fund

For the annual period ended December 31, 2017, the NVIT Cardinal Moderately Conservative Fund (Class II) returned 9.88% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 164 funds as of December 31, 2017) was 13.61% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund targets an allocation of 40% equity investments and 60% fixed-income investments. During the reporting period, U.S. equities were the main contributor to performance; fixed-income investments also were positive contributors to the Fund’s overall return. The Fund does not use derivatives.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 21.83% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000 Index returning 14.65% for the period, although this return trailed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 16.24%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was up even more, with a gain of 25.03%.

U.S. bonds also showed positive results during the reporting period, despite higher rates in the front end of the interest rate curve (up to 5 years). The long end of the interest rate curve (10+ years) was unchanged to lower over the course of the year. Short-term interest rates were driven higher as the Federal Reserve raised the federal funds rate three times in 2017 from an initial target of 0.50% - 0.75% to 1.25% - 1.50% at year end. Spreads in most fixed-income sectors tightened modestly over the course of the year, with the highest-spread asset classes showing the most tightening. The Bloomberg Barclays U.S.

Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 3.54% for the period.

Within equities, the Fund diversifies its exposure across market capitalization and investment style by allocating to both growth and value investment styles across U.S. large-cap, mid-cap, small-cap and international equity asset classes. Allocations are made to both investment styles for diversification purposes, but historically the allocations have been tilted so value strategies have a larger weight in each asset class. The Fund’s value bias was a headwind to performance as growth funds outperformed value funds throughout the year. On a relative basis, the fund holds 40% in equity exposure, versus a Lipper category which can hold up to 60% in equities. As equity markets rose throughout the year, this lower allocation to stocks was a drag on relative performance versus the peer group.

All six of the Fund’s underlying fixed-income investments posted positive returns in 2017. The NVIT Core Bond Fund (Class Y), which returned 4.56%, and the NVIT Core Plus Bond Fund (Class Y), which returned 4.08%, led the way. Subadvisers for these underlying investments found good opportunities in both sector selection and credit selection throughout the year, with both outpacing their benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the period. The largest contributors to Fund performance for the period were underlying investments in the NVIT Multi-Manager Large Cap Growth Fund (Class Y) and the NVIT Multi-Manager Large Cap Value Fund (Class Y), which returned 30.36% and 14.75%, respectively. The NVIT Multi-Manager Large Cap Growth Fund’s performance was driven by an overweight to the Information Technology sector as well as stock selection within the Consumer Staples sector.

The smallest contributors to Fund performance for the period were underlying investments in the Nationwide Inflation-Protected Securities Fund (Class R6) and the DoubleLine NVIT Total Return Tactical Fund (Class Y), which returned 2.96% and 0.09%, respectively. The DoubleLine NVIT

4

Fund Commentary (cont.)	NVIT CardinalSM Moderately Conservative Fund

Total Return Tactical Fund was only recently added as an underlying investment in Q4, hence the truncated return. The Nationwide Inflation-Protected Securities Fund delivered muted returns in an environment in which expectations remained low; however, this underlying fund performed in line with expectations, and inflation protection is an important piece of the fixed-income allocation.

During October, the NVIT Cardinal Moderately Conservative Fund made an allocation to the DoubleLine NVIT Total Return Tactical Fund and reduced exposure to the Nationwide Bond Fund. This change not only expands the active management capabilities within the fixed-income asset class but also provides investors additional diversification and access to a subadviser with a strong track record.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*	Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Nationwide Fund Advisors (NFA), the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes. There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT CardinalSM Moderately Conservative Fund

Asset Allocation†

Fixed Income Funds	59.9%
Equity Funds	40.1%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

NVIT Short Term Bond Fund, Class Y	19.0%
NVIT Core Plus Bond Fund, Class Y	18.0%
NVIT Core Bond Fund, Class Y	15.0%
NVIT Multi-Manager Large Cap Value Fund, Class Y	11.5%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	7.5%
NVIT Multi-Manager International Value Fund, Class Y	6.0%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4.5%
Nationwide Bond Fund, Class R6	4.0%
NVIT Multi-Manager International Growth Fund, Class Y	3.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.5%
Other Holdings	9.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	NVIT CardinalSM Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	10.08%	6.05%	5.16%
Class II	9.88%	5.94%	5.07%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.89%
Blended Index	9.99%	6.38%	5.39%
CPI	2.11%	1.43%	1.48%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.95%	0.85%
Class II	1.20%	0.94%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT CardinalSM Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Moderately Conservative Fund since inception through 12/31/17 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% BBgBarc U.S. Aggregate Bond Index and 25% BBgBarc U.S. 1-3 Year Government/Credit Bond Index.

8

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT CardinalSM Moderately Conservative Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17(a)	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)(b)
Class I Shares	Actual	(c)	1,000.00	1,048.90	1.50	0.29
	Hypothetical	(c)(d)	1,000.00	1,023.74	1.48	0.29
Class II Shares	Actual	(c)	1,000.00	1,048.00	1.96	0.38
	Hypothetical	(c)(d)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT CardinalSM Moderately Conservative Fund

Investment Companies 100.0%

	Shares	Value

Equity Funds 40.1%
Nationwide International Small Cap Fund, Class R6 (a)	1,450,322	$17,113,797
NVIT Multi-Manager International Growth Fund, Class Y (a)	2,124,354	25,555,984
NVIT Multi-Manager International Value Fund, Class Y (a)	4,409,689	50,843,713
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	4,610,332	62,977,130
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	8,871,117	96,695,177
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,701,200	21,162,929
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	3,335,363	37,956,435
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	432,949	8,563,729
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,097,719	16,882,923

Total Equity Funds (cost $300,039,599)		337,751,817

Fixed Income Funds 59.9%
DoubleLine NVIT Total Return Tactical Fund, Class Y (a)	1,692,218	16,854,490
Nationwide Bond Fund, Class R6 (a)	3,472,930	33,687,421
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,723,852	16,910,992
NVIT Core Bond Fund, Class Y (a)	11,695,873	126,198,469
NVIT Core Plus Bond Fund, Class Y (a)	13,426,084	151,580,491
NVIT Short Term Bond Fund, Class Y (a)	15,556,081	159,916,517

Total Fixed Income Funds (cost $514,428,573)		505,148,380

Total Investment Companies (cost $814,468,172)		842,900,197

Total Investments (cost $814,468,172) — 100.0%		842,900,197

Liabilities in excess of other assets — 0.0%†		(290,444)

NET ASSETS — 100.0%		$842,609,753

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

December 31, 2017

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $814,468,172)	$842,900,197
Cash	2,090
Receivable for capital shares issued	612,499
Prepaid expenses	1,350

Total Assets	843,516,136

Liabilities:
Payable for investments purchased	611,276
Payable for capital shares redeemed	875
Accrued expenses and other payables:
Investment advisory fees	71,361
Fund administration fees	22,039
Distribution fees	63,571
Administrative servicing fees	107,389
Accounting and transfer agent fees	138
Trustee fees	129
Custodian fees	5,236
Compliance program costs (Note 3)	822
Professional fees	12,253
Printing fees	6,945
Other	4,349

Total Liabilities	906,383

Net Assets	$842,609,753

Represented by:
Capital	$780,304,151
Accumulated undistributed net investment income	2,520,034
Accumulated net realized gains from investment securities of affiliated issuers	31,353,543
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	28,432,025

Net Assets	$842,609,753

Net Assets:
Class I Shares	$8,400,344
Class II Shares	834,209,409

Total	$842,609,753

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	771,626
Class II Shares	76,649,716

Total	77,421,342

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.89
Class II Shares	$10.88

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2017

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$17,535,600
Other income	2,090

Total Income	17,537,690

EXPENSES:
Investment advisory fees	1,689,073
Fund administration fees	220,758
Distribution fees Class II Shares	2,090,011
Administrative servicing fees Class I Shares	12,784
Administrative servicing fees Class II Shares	1,254,013
Professional fees	46,599
Printing fees	14,619
Trustee fees	25,553
Custodian fees	32,236
Accounting and transfer agent fees	768
Compliance program costs (Note 3)	3,414
Other	14,561

Total expenses before earnings credit and fees waived	5,404,389

Earnings credit (Note 5)	(31)
Distribution fees waived — Class II (Note 3)	(1,337,622)
Investment advisory fees waived (Note 3)	(844,521)

Net Expenses	3,222,215

NET INVESTMENT INCOME	14,315,475

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	13,039,733
Net realized gains from transactions in investment securities of affiliated issuers	20,777,508

Net realized gains	33,817,241

Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	31,658,517

Net realized/unrealized gains	65,475,758

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$79,791,233

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$14,315,475	$15,699,109
Net realized gains	33,817,241	35,904,763
Net change in unrealized appreciation/depreciation	31,658,517	(2,763,282)

Change in net assets resulting from operations	79,791,233	48,840,590

Distributions to Shareholders From:
Net investment income:
Class I	(166,147)	(205,229)
Class II	(15,755,826)	(21,645,905)
Net realized gains:
Class I	(346,112)	(287,306)
Class II	(33,912,760)	(33,316,280)

Change in net assets from shareholder distributions	(50,180,845)	(55,454,720)

Change in net assets from capital transactions	(28,800,209)	3,590,741

Change in net assets	810,179	(3,023,389)

Net Assets:
Beginning of year	841,799,574	844,822,963

End of year	$842,609,753	$841,799,574

Accumulated undistributed net investment income at end of year	$2,520,034	$2,102,141

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,308,513	$1,865,765
Dividends reinvested	512,259	492,535
Cost of shares redeemed	(3,544,306)	(2,824,134)

Total Class I Shares	276,466	(465,834)

Class II Shares
Proceeds from shares issued	9,451,996	25,203,696
Dividends reinvested	49,668,586	54,962,185
Cost of shares redeemed	(88,197,257)	(76,109,306)

Total Class II Shares	(29,076,675)	4,056,575

Change in net assets from capital transactions	$(28,800,209)	$3,590,741

SHARE TRANSACTIONS:
Class I Shares
Issued	304,189	173,934
Reinvested	47,508	46,682
Redeemed	(324,837)	(266,443)

Total Class I Shares	26,860	(45,827)

Class II Shares
Issued	868,423	2,372,523
Reinvested	4,610,937	5,213,869
Redeemed	(8,098,105)	(7,119,329)

Total Class II Shares	(2,618,745)	467,063

Total change in shares	(2,591,885)	421,236

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class I Shares
Year Ended December 31, 2017	$10.52	0.19	0.86	1.05	(0.22)	(0.46)	(0.68)	$10.89	10.08%		$8,400,344	0.29%	1.76%	0.39%	13.62%
Year Ended December 31, 2016	$10.62	0.22	0.41	0.63	(0.29)	(0.44)	(0.73)	$10.52	5.99%		$7,837,467	0.29%	2.04%	0.36%	11.84%
Year Ended December 31, 2015	$11.46	0.17	(0.27)	(0.10)	(0.29)	(0.45)	(0.74)	$10.62	(0.88%	)	$8,393,854	0.29%	1.53%	0.29%	12.86%
Year Ended December 31, 2014	$11.57	0.19	0.30	0.49	(0.29)	(0.31)	(0.60)	$11.46	4.17%		$7,647,140	0.29%	1.64%	0.29%	8.83%
Year Ended December 31, 2013	$10.80	0.18	1.04	1.22	(0.21)	(0.24)	(0.45)	$11.57	11.33%		$6,331,385	0.30%	1.56%	0.30%	10.12%

Class II Shares
Year Ended December 31, 2017	$10.52	0.18	0.85	1.03	(0.21)	(0.46)	(0.67)	$10.88	9.88%		$834,209,409	0.38%	1.69%	0.64%	13.62%
Year Ended December 31, 2016	$10.61	0.20	0.43	0.63	(0.28)	(0.44)	(0.72)	$10.52	6.00%		$833,962,107	0.38%	1.86%	0.61%	11.84%
Year Ended December 31, 2015	$11.46	0.15	(0.27)	(0.12)	(0.28)	(0.45)	(0.73)	$10.61	(1.06%	)	$836,429,109	0.38%	1.35%	0.54%	12.86%
Year Ended December 31, 2014	$11.57	0.17	0.31	0.48	(0.28)	(0.31)	(0.59)	$11.46	4.08%		$884,696,108	0.38%	1.47%	0.54%	8.83%
Year Ended December 31, 2013	$10.80	0.16	1.05	1.21	(0.20)	(0.24)	(0.44)	$11.57	11.24%		$842,622,400	0.39%	1.40%	0.55%	10.12%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund operates as a “fund-of-funds,” which means that the Fund pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust and affiliated series of the Nationwide Mutual Funds (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities.

The Fund currently offers Class I and Class II shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for

15

Notes to Financial Statements (Continued)

December 31, 2017

identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the affiliated registered open-end Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

At December 31, 2017, 100% of the market value of the Fund was determined based on Level 1 inputs.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

16

Notes to Financial Statements (Continued)

December 31, 2017

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the

17

Notes to Financial Statements (Continued)

December 31, 2017

exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as such on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded as such on the Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities of Affiliated Issuers
$—	$2,024,391	$(2,024,391)

Amount designated as “—” is zero or has been rounded to zero.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Notes to Financial Statements (Continued)

December 31, 2017

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $2 billion	0.19%
$2 billion and more	0.18%

The Trust and NFA have entered into a written contract waiving 0.10% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $844,521, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.20%, and after contractual fee waivers was 0.10%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.25% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

19

Notes to Financial Statements (Continued)

December 31, 2017

limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $220,758 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $3,414.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2018. During the year ended December 31, 2017, the waiver of such distribution fees by NFD amounted to $1,337,622 for which NFD shall not be entitled to reimbursement by the Fund for any amount waived.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

20

Notes to Financial Statements (Continued)

December 31, 2017

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $1,266,797.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2017 were as follows:

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide International Small Cap Fund, Class R6	1,450,322	—	18,578,927	3,989,793	454,449	2,070,214	17,113,797	343,240	1,296,865
NVIT Multi-Manager International Growth Fund, Class Y	2,124,354	33,154,952	340,075	14,411,387	2,148,215	4,324,129	25,555,984	340,074	—
NVIT Multi-Manager International Value Fund, Class Y	4,409,689	51,462,535	9,796,951	19,364,876	2,702,263	6,246,840	50,843,713	1,403,691	—
NVIT Multi-Manager Large Cap Growth Fund, Class Y	4,610,332	76,140,628	3,344,447	31,825,117	6,737,481	8,579,691	62,977,130	293,542	2,601,501
NVIT Multi-Manager Large Cap Value Fund, Class Y	8,871,117	109,693,126	7,360,152	27,490,321	6,358,193	774,027	96,695,177	1,533,262	5,235,130
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1,701,200	17,394,331	4,747,057	4,735,281	300,610	3,456,212	21,162,929	—	1,054,097
NVIT Multi-Manager Mid Cap Value Fund, Class Y	3,335,363	34,622,797	6,485,250	5,493,767	387,552	1,954,603	37,956,435	512,508	1,971,116
NVIT Multi-Manager Small Cap Growth Fund, Class Y	432,949	—	8,518,995	984,804	69,663	959,875	8,563,729	—	65,086
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,097,719	9,363,189	9,253,207	2,133,368	763,550	(363,655)	16,882,923	107,749	815,938
NVIT Multi-Manager Small Company Fund, Class Y	—	9,363,189	—	9,423,568	1,203,905	(1,143,526)	—	—	—
DoubleLine NVIT Total Return Tactical Fund, Class Y	1,692,218	—	17,074,068	152,288	69	(67,359)	16,854,490	82,077	—
Nationwide Bond Fund, Class R6	3,472,930	49,701,756	2,572,399	19,223,078	(188,908)	825,252	33,687,421	1,287,935	—

21

Notes to Financial Statements (Continued)

December 31, 2017

Security Description	Shares/ Principal at December 31, 2017	Market Value December 31, 2016 ($)	Purchases at Cost* ($)	Proceeds from Sales ($)	Net Realized Gains (Losses) ($)	Change in Unrealized Appreciation/ Depreciation ($)	Market Value December 31, 2017 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Nationwide Inflation-Protected Securities Fund, Class R6	1,723,852	16,643,531	650,659	557,717	20,140	154,379	16,910,992	319,268	—
NVIT Core Bond Fund, Class Y	11,695,873	124,996,077	8,572,190	9,089,478	7,478	1,712,202	126,198,469	3,928,130	—
NVIT Core Plus Bond Fund, Class Y	13,426,084	150,250,494	9,050,755	9,670,047	(86,744)	2,036,033	151,580,491	4,123,999	—
NVIT Short Term Bond Fund, Class Y	15,556,081	159,305,649	8,782,106	8,210,430	(100,408)	139,600	159,916,517	3,260,125	—
Total		842,092,254	115,127,238	166,755,320	20,777,508	31,658,517	842,900,197	17,535,600	13,039,733

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

22

Notes to Financial Statements (Continued)

December 31, 2017

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

6.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $115,127,238 and sales of $166,755,320 (excluding short-term securities). Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve its designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund. Please refer to the current prospectus for a discussion of the risks associated with investing in the Fund. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfundsnvit for series of the Trust and at www.nationwide.com/mutualfunds for series of NMF. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

23

Notes to Financial Statements (Continued)

December 31, 2017

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,921,973	$34,258,872	$50,180,845	$—	$50,180,845

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,054,835	$33,399,885	$55,454,720	$—	$55,454,720

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,214,107	$31,220,670	$34,434,777	$—	$27,870,825	$62,305,602

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$815,029,372	$40,801,044	$(12,930,219)	$27,870,825

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT CardinalSM Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT CardinalSM Moderately Conservative Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

25

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 13.23%.

The Fund designates $34,258,872 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $2,034,198 or $0.0263 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $176,319 or $0.0023 per outstanding share.

26

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

27

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

28

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

29

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

30

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

31

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

33

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

34

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

35

Annual Report

December 31, 2017

NVIT Emerging Markets Fund

AR-EM 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Emerging Markets Fund

For the annual period ended December 31, 2017, the NVIT Emerging Markets Fund (Class I) returned 41.50% versus 37.28% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 36 funds as of December 31, 2017) was 36.37% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Lazard Asset Management LLC and Standard Life Investments (Corporate Funds) Limited

The following commentary is provided by Lazard Asset Management LLC

Emerging markets equities enjoyed a strong year, driven by investor optimism concerning higher anticipated global economic growth. The Fund outperformed the MSCI EM Index, which increased by more than 37%, driven to a large extent by earnings improvements in China and South Korea. Asian shares substantially outperformed stocks in Latin America and Eastern Europe, while information technology was by some margin the best-performing sector, aided by high revenue and profit growth.

Commodity prices were generally weak in the first half of the year but then strengthened in the second half, with the price of copper and crude oil rising markedly. The year also included political and economic tensions including numerous missile launches by North Korea and the initial year of the Trump administration. The latter has involved some changes to long-term U.S. policy, such as protectionism, as well as some reflationary effects.

The election victory of Emmanuel Macron in France was an important factor in supporting markets in Eastern Europe. Returns were decent in the Czech Republic and Hungary and particularly strong in Poland, where the nationalist policies of the government had been scrutinized. Stocks in Turkey were affected by a constitutional vote and worsening relations with many European nations, but ultimately finished modestly stronger than the Index as investors became more confident in corporate earnings growth. South Africa also endured a turbulent year under President Jacob Zuma’s leadership but finally flourished as Cyril Ramaphosa was narrowly elected ANC President. Qatari equities suffered as several of its regional neighbors labeled it a sponsor of terrorism and cut diplomatic relations.

Although all Latin American markets registered positive returns over the year, regional performances greatly varied. Mexican shares rebounded in the first half when it appeared that the NAFTA renegotiations were proceeding, only for this trend to reverse in the second half. Brazilian stocks were affected by high volatility and considerable weakness after a recording of President Michel Temer apparently condoning corruption was made public. Temer successfully fought possible impeachment and remains in office. The effect has delayed and may diminish the likelihood of any significant reforms. Chilean equities were helped by rebounding copper prices as well as Sebastian Pinera’s presidential victory.

Despite Moody’s and Standard & Poor’s ratings downgrades, Chinese shares performed very strongly in 2017. Particularly impressive returns were witnessed in internet-related industries where stocks such as Tencent and Alibaba rose sharply on considerably higher revenue growth expectations. Despite the impeachment of President Park Geun-hye and a jail sentence for Samsung Electronics’ acting CEO, South Korean shares were bolstered by improving expectations for exports as well as stronger and more stable semiconductor prices. Indian equities benefited from several Bharatiya Janata Party (India’s ruling party) state election victories as well as measures

4

Fund Commentary (cont.)	NVIT Emerging Markets Fund

announced to recapitalize government-controlled banks. Thai stocks were aided by increasing exports and a strengthening economy. Pakistan was the worst-performing market, negatively affected by a corruption scandal involving the president as well as technical changes involving the country’s transition between frontier and emerging market.

All sectors recorded positive returns in 2017. Information Technology substantially outperformed, but the Real Estate and Consumer Discretionary sectors also performed well. The weakest-performing sectors were Utilities and Telecommunications Services.

HDFC Bank, India’s second-largest private bank, reported stronger credit growth over the most recent quarter. Shares of Korea- based Samsung Electronics, a global technology leader, rose as it reported solid earnings and announced that it would cancel its treasury shares, improving shareholder returns. SK Hynix, a Korean semiconductor manufacturer, strengthened over the period as it has benefited from higher DRAM spot prices in a healthier demand and tighter supply environment. NCsoft, a Korean online and mobile games company, strengthened as user interest grew in anticipation of the release of its game Lineage M.

Stock selection in China, India, Korea and Taiwan contributed to relative performance. Additionally, stock selection in the Financials and Information Technology sector, along with an overweight to information technology stocks, further lifted returns. Shares of Lukoil, a Russian energy company, underperformed due to a generally stronger ruble, which weighed on profitability, and as the price of crude oil dropped on news of a nine-month extension to OPEC production cuts. Tenaris, a manufacturer of seamless steel pipes for the oil and gas industry with assets in Mexico and Argentina, underperformed due to generally weaker crude oil markets and concerns surrounding near-term sequential margin growth after reporting first-quarter earnings. Vipshop Holdings, a Chinese online retailer specializing in flash-sales, was lower as it reported a weaker second-quarter gross profit margin, due to increased industry competition and aggressive promotions. Quarterly results for Tata Motors, an Indian auto company and owner of the Jaguar Land Rover brand, fell short of expectations on lower-than-expected volumes and an increase in incentives. Stock selection was negative in Brazil and weighed on returns, as did an overweight to Russia and an underweight to China. Stock selection in Real Estate and Energy detracted from relative performance.

Emerging markets equities followed their strong performance in 2016 with even stronger returns in 2017. At the company level, revenue and earnings growth, improving profitability, and rising free cash flow have driven markets higher. However, as valuations have increased since early 2016, investors have questioned if there is more room to run for emerging markets equities. As these stocks trade at a significant discount to developed markets, current valuations do not appear to be extreme. However, security selection will be critical to deliver outperformance going forward.

We are long-term believers in the information technology and consumer sectors in Asia, as domestic consumption, especially through e-commerce, becomes the main driver of growth in this region. Given that capital expenditures appear to have peaked among emerging markets companies, we are also looking out for better free cash flow from certain cyclical companies. This would suggest a fundamental improvement in their financial positions, representing an inflection point that could encourage investment in these companies as their financial health improves from historically unattractive levels.

Our strategy is actively managed and designed to serve as a style-agnostic, core emerging markets equity solution. It is expected to protect capital in declining markets because of its focus on valuation and quality, and is designed to also participate in rising markets. These are important characteristics, as they have historically defended well against market volatility. We remain committed to identifying undervalued companies with fundamentally attractive characteristics, including high returns on capital, low leverage, and strong earnings growth. As our track record

5

Fund Commentary (cont.)	NVIT Emerging Markets Fund

shows, by constructing a portfolio of these companies, we have successfully delivered a steady pattern of excess returns over the medium and long term.

Subadviser:

Lazard Asset Management LLC

Portfolio Managers:

Thomas Boyle; Paul Rogers, CFA; and Stephen Russell, CFA

The following commentary is provided by Standard Life Investments (Corporate Funds) Limited

Global emerging market (GEM) equities started 2017 in impressive form, performing well relative to their developed market counterparts. The strong results were slightly surprising, given the intense media focus on President Donald Trump’s likely policy direction, particularly the possibility of protectionist measures that could dampen free trade and the labor market arbitrage that boosts emerging market growth. The prospect of interest rate hikes by the U.S. Federal Reserve was also a headwind for the asset class. However, the key driver of GEM equities remained the strong global economic cycle, notably the synchronous acceleration in growth across developed and emerging nations, which fed into faster earnings growth among a number of GEM companies.

Positive GEM momentum continued into subsequent quarters, with corporate earnings growth driving the asset class. Over 2017, consensus aggregate earnings growth was revised steadily upward from 13% at the start of the year to 23% at year end. Many companies took action on costs and corporate structure over the last few years, leading to marked operational gearing as revenues improved. Korea remained the most buoyant emerging market in this regard, with earnings growth of over 50%, helped by its technology heavyweights. Chinese corporates also recorded a meaningful acceleration in earnings growth, as fears about the short-term resilience of the economy dissipated. As always in GEM, political tensions were ever-present, this time around the Korean peninsula. However, the rhetoric did not overshadow the strong underlying GEM story.

In early summer, there was a severe weakening of Brazilian President Temer’s position following new allegations of bribery and corruption. Markets originally sold off on concerns that his reform agenda would be dashed and the economy would deteriorate further. However, to the surprise of many, the Brazilian market rebounded strongly after the charges against Temer were dropped, renewing hopes of reform. This environment was given impetus by a raft of privatization plans, including utility giant Electrobras’ proposed IPO. Despite the renewed optimism, however, earnings momentum remains relatively lackluster and the Fund is slightly underweight Brazil.

In general, it was a slightly unusual year for the GEM index, as four tech stocks — Alibaba, Tencent, Samsung Electronics and Taiwanese Semiconductor — accounted for a large proportion of the index’s rise. As a consequence, the median GEM stock significantly lagged the index weighted mean in 2017. We view this performance concentration as largely justified on fundamentals and, while we trimmed our positions somewhat on the back of these stocks re-rating, we remain overweight all four companies. In our view, drivers of GEM performance are likely to be more broad-based in 2018.

Overall, the key mover of share prices has been company fundamentals rather than macroeconomic or quantitative factors, creating a favorable environment for stock pickers. For example, hotel operator China Lodging continued to excel and was the Fund’s top contributor, with consensus earnings estimates revised higher on the back of rising occupancy and revenue per room. The company has demonstrated its ability to add value through hotel chain acquisitions, and we think there is further scope for margin expansion through operational gearing. Russian rail freight forwarder Globaltrans was the Fund’s second-best-performing position, with the company announcing earnings well in excess of consensus, thanks to much stronger gondola pricing. The company also increased its dividend payout ratio, implying a current dividend yield around 8%.

6

Fund Commentary (cont.)	NVIT Emerging Markets Fund

Looking at risk decomposition, the Fund currently has stock-specific risk of 76% and factor risk of 24%. Within factor risk, the main exposures are Global Market (i.e., there is currently a positive correlation of relative performance with global equity movements) and an underweight to Size. The biggest contributors to stock-specific risk are China Lodging, Globaltrans, Macronix and Mail.ru.

Looking ahead, we remain comfortable with GEM valuations, especially compared to those of developed market equities. Alongside the positive top-down picture, there are plenty of catalysts at an individual country and stock level. The Fund is positioned to take advantage of investment insights across the investment universe, including mid-caps and frontier markets. The Fund’s active risk is largely concentrated in stock-specific risk as opposed to factor risk; thus, our ability to pick successful companies will be the main driver of relative performance over time. Our 20-strong “Winners List” will continue to account for a high proportion of the Fund’s stock-specific risk. Currently, our bottom-up company insights feature a variety of interesting investment themes, including the electrification of vehicles, the economic transformation of China to a consumer-driven economy, brand development and production premiumization across emerging markets, and the disruptive power of e-commerce and social networking.

Indonesian TV operator Media Nusantara had a challenging 12 months, with the overall ad budget less vibrant than we had hoped and some volatility in market share. Our conviction is falling in this stock.

A position in Taiwanese contact lens producer Ginko hurt relative returns, due to flaccid growth rates in its main Chinese market. The arrival of e-commerce has opened the gate to an array of new competitors, who can bypass the traditional distribution structures established by Ginko and the other “big four” multinational contact lens players. The Fund no longer holds the stock.

Karoon Gas is an Australian oil and gas E&P company, with the bulk of its assets in Brazil. It was a bumpy year for the company as the Brazilian political environment remained volatile and the price of oil was depressed for a large part of the year. Nonetheless, the situation in Brazil has improved, while the price of oil enjoyed a strong year-end rally. Thus, the company remains in the Fund.

Subadviser:

Standard Life Investments (Corporate Funds) Limited

Portfolio Manager:

Alistair Way

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Some of the Fund’s investments may subject the Fund to liquidity risk, making the Fund more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Emerging Markets Fund

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries††

Banks	16.5%
Internet Software & Services	12.8%
Semiconductors & Semiconductor Equipment	7.6%
Technology Hardware, Storage & Peripherals	6.8%
Oil, Gas & Consumable Fuels	4.8%
Metals & Mining	4.5%
Insurance	3.6%
Media	2.8%
Electronic Equipment, Instruments & Components	2.5%
Auto Components	2.4%
Other Industries*	35.7%
100.0%

Top Holdings††

Tencent Holdings Ltd.	6.2%
Samsung Electronics Co. Ltd.	5.2%
Alibaba Group Holding Ltd., ADR	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.4%
Sberbank of Russia PJSC, ADR	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
Naspers Ltd., Class N	2.3%
Ping An Insurance Group Co. of China Ltd., Class H	2.1%
Industrial & Commercial Bank of China Ltd., Class H	2.0%
SK Hynix, Inc.	1.6%
Other Holdings*	69.3%
100.0%

Top Countries††

China	26.9%
South Korea	14.8%
Taiwan	10.0%
India	8.9%
Brazil	7.6%
Russia	6.0%
South Africa	5.8%
Mexico	2.9%
Thailand	2.1%
Indonesia	1.7%
Other Countries*	13.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Emerging Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	41.50%	4.04%	(1.17)%
Class II	41.22%	3.78%	(1.42)%
Class D	41.09%	N/A	25.76%	[2]
Class Y	41.69%	N/A	6.30%	[3]
MSCI Emerging Markets® Index	37.28%	4.35%	1.68%
CPI	2.11%	1.43%	1.61%

N/A	— Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of July 29, 2016.

[3]	Since inception date of April 30, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.28%	1.23%
Class II	1.53%	1.48%
Class D	1.61%	1.56%
Class Y	1.13%	1.08%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

9

Fund Performance (cont.)	NVIT Emerging Markets Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Emerging Markets Fund versus performance of the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017)

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Emerging Markets Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,171.00	6.62	1.21
	Hypothetical	(b)(c)	1,000.00	1,019.11	6.16	1.21
Class II Shares	Actual	(b)	1,000.00	1,170.80	7.99	1.46
	Hypothetical	(b)(c)	1,000.00	1,017.85	7.43	1.46
Class D Shares	Actual	(b)	1,000.00	1,169.50	8.37	1.53
	Hypothetical	(b)(c)	1,000.00	1,017.49	7.78	1.53
Class Y Shares	Actual	(b)	1,000.00	1,172.80	5.81	1.06
	Hypothetical	(b)(c)	1,000.00	1,019.86	5.40	1.06

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2017

NVIT Emerging Markets Fund

Common Stocks 98.2%

	Shares	Value

ARGENTINA 0.8%
Banks 0.4%
Grupo Supervielle SA, ADR	30,200	$885,464

Construction Materials 0.4%
Loma Negra Cia Industrial Argentina SA, ADR*	34,500	794,880

		1,680,344

AUSTRALIA 0.7%
Metals & Mining 0.5%
Syrah Resources Ltd.*	287,901	1,010,362

Oil, Gas & Consumable Fuels 0.2%
Karoon Gas Australia Ltd.*	340,942	348,071

		1,358,433

BRAZIL 7.5%
Airlines 0.9%
Azul SA, ADR*	74,305	1,770,688

Banks 2.5%
Banco Bradesco SA (Preference)*	137,919	1,407,422
Banco do Brasil SA*	261,573	2,509,196
Itau Unibanco Holding SA, ADR	97,270	1,264,510

		5,181,128

Chemicals 0.6%
Braskem SA (Preference), Class A	89,635	1,158,437

Diversified Telecommunication Services 1.0%
Telefonica Brasil SA, ADR	80,800	1,198,264
Telefonica Brasil SA (Preference)	61,260	897,911

		2,096,175

Hotels, Restaurants & Leisure 0.5%
CVC Brasil Operadora e Agencia de Viagens SA*	69,556	1,016,993

Independent Power and Renewable Electricity Producers 0.3%
AES Tiete SA	167,200	642,670

IT Services 0.4%
Cielo SA	101,793	721,766

Metals & Mining 0.4%
Vale SA*	75,378	914,871

Road & Rail 0.5%
Rumo SA*	265,600	1,038,507

Transportation Infrastructure 0.4%
CCR SA	175,700	855,432

		15,396,667

CHILE 0.6%
Electric Utilities 0.6%
Enel Americas SA	5,106,730	1,137,106

CHINA 26.4%
Auto Components 0.5%
Minth Group Ltd.	181,312	1,091,084

Automobiles 0.4%
Brilliance China Automotive Holdings Ltd.	300,000	797,052

Banks 3.4%
China Construction Bank Corp., Class H	2,382,706	2,191,671

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Banks (continued)
China Merchants Bank Co. Ltd., Class H	216,832	$862,860
Industrial & Commercial Bank of China Ltd., Class H	4,964,000	3,980,719

		7,035,250

Diversified Consumer Services 0.7%
New Oriental Education & Technology Group, Inc., ADR	14,736	1,385,184

Electrical Equipment 0.5%
Zhuzhou CRRC Times Electric Co. Ltd., Class H	158,905	1,032,205

Food Products 0.6%
Dali Foods Group Co. Ltd. Reg. S (a)	1,471,386	1,338,684

Hotels, Restaurants & Leisure 0.6%
China Lodging Group Ltd., ADR	8,107	1,170,894

Independent Power and Renewable Electricity Producers 0.3%
Huaneng Power International, Inc., Class H	880,086	551,690

Insurance 2.6%
PICC Property & Casualty Co. Ltd., Class H	596,000	1,143,300
Ping An Insurance Group Co. of China Ltd., Class H	402,213	4,186,309

		5,329,609

Internet & Direct Marketing Retail 2.2%
Ctrip.com International Ltd., ADR*	29,480	1,300,068
JD.com, Inc., ADR*	64,667	2,678,508
Vipshop Holdings Ltd., ADR*	55,477	650,190

		4,628,766

Internet Software & Services 12.0%
Alibaba Group Holding Ltd., ADR*	50,367	8,684,781
Baidu, Inc., ADR*	9,860	2,309,311
NetEase, Inc., ADR	3,900	1,345,773
Tencent Holdings Ltd.	244,507	12,639,785

		24,979,650

Life Sciences Tools & Services 0.1%
Wuxi Biologics Cayman, Inc. Reg. S* (a)	39,500	221,229

Machinery 0.9%
Haitian International Holdings Ltd.	398,233	1,197,657
Yangzijiang Shipbuilding Holdings Ltd.	538,957	592,324

		1,789,981

Real Estate Management & Development 0.4%
China Resources Land Ltd.	279,777	821,677

Textiles, Apparel & Luxury Goods 0.5%
ANTA Sports Products Ltd.	237,930	1,079,283

Wireless Telecommunication Services 0.7%
China Mobile Ltd.	134,426	1,360,693

		54,612,931

COLOMBIA 1.0%
Banks 0.4%
Bancolombia SA, ADR	20,200	801,132

12

Statement of Investments (Continued)

December 31, 2017

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

COLOMBIA (continued)
Oil, Gas & Consumable Fuels 0.6%
Ecopetrol SA, ADR	89,400	$1,307,922

		2,109,054

GEORGIA 0.5%
Banks 0.5%
BGEO Group plc	20,768	995,266

HONG KONG 0.9%
Household Durables 0.6%
Techtronic Industries Co. Ltd.	179,000	1,166,692

Pharmaceuticals 0.3%
United Laboratories International Holdings Ltd. (The)*	787,226	639,811

		1,806,503

HUNGARY 1.2%
Banks 0.6%
OTP Bank plc	29,802	1,231,039

Oil, Gas & Consumable Fuels 0.6%
MOL Hungarian Oil & Gas plc	106,147	1,231,838

		2,462,877

INDIA 8.8%
Auto Components 0.5%
Motherson Sumi Systems Ltd.	188,025	1,117,528

Automobiles 1.2%
Maruti Suzuki India Ltd.	9,978	1,518,576
Tata Motors Ltd., ADR*	27,000	892,890

		2,411,466

Banks 1.9%
Axis Bank Ltd.	110,167	973,229
HDFC Bank Ltd., ADR	27,000	2,745,091

		3,718,320

Chemicals 0.4%
UPL Ltd.	73,554	878,303

Communications Equipment 0.6%
Tejas Networks Ltd. Reg. S* (a)	185,001	1,145,631

Construction & Engineering 1.3%
IRB Infrastructure Developers Ltd.	102,004	380,334
Larsen & Toubro Ltd.	65,682	1,294,914
Voltas Ltd.	104,041	1,068,993

		2,744,241

Diversified Financial Services 0.3%
Power Finance Corp. Ltd.	365,389	696,900

Electrical Equipment 0.3%
Bharat Heavy Electricals Ltd.	411,051	593,153

IT Services 0.3%
Tech Mahindra Ltd.	88,476	697,884

Metals & Mining 1.0%
Hindalco Industries Ltd.	250,670	1,073,970
Hindustan Zinc Ltd.	225,384	1,087,036

		2,161,006

Oil, Gas & Consumable Fuels 0.4%
Coal India Ltd.	176,151	725,698

Common Stocks (continued)

	Shares	Value

INDIA (continued)
Tobacco 0.6%
ITC Ltd.	304,243	$1,252,909

		18,143,039

INDONESIA 1.7%
Banks 0.7%
Bank Mandiri Persero Tbk. PT	2,271,400	1,337,763

Diversified Telecommunication Services 0.4%
Telekomunikasi Indonesia Persero Tbk. PT, ADR	27,160	875,095

Media 0.2%
Media Nusantara Citra Tbk. PT	3,847,964	364,430

Trading Companies & Distributors 0.4%
AKR Corporindo Tbk. PT	1,899,339	887,937

		3,465,225

LUXEMBOURG 1.0%
Energy Equipment & Services 0.3%
Tenaris SA, ADR	19,600	624,456

Metals & Mining 0.7%
Ternium SA, ADR	44,200	1,396,278

		2,020,734

MEXICO 2.9%
Banks 0.4%
Grupo Financiero Banorte SAB de CV, Class O	141,800	777,637

Beverages 1.1%
Arca Continental SAB de CV	110,025	760,620
Fomento Economico Mexicano SAB de CV	141,029	1,326,552

		2,087,172

Consumer Finance 0.4%
Unifin Financiera SAB de CV SOFOM ENR	263,021	891,295

Equity Real Estate Investment Trusts (REITs) 0.3%
PLA Administradora Industrial S de RL de CV*	444,391	676,446

Food Products 0.4%
Gruma SAB de CV, Class B	69,960	887,020

Transportation Infrastructure 0.3%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	6,100	626,836

		5,946,406

PANAMA 0.6%
Airlines 0.6%
Copa Holdings SA, Class A	8,772	1,175,974

PERU 1.1%
Banks 1.1%
Credicorp Ltd.	10,906	2,262,232

PHILIPPINES 0.9%
Banks 0.6%
BDO Unibank, Inc.	354,155	1,162,995

13

Statement of Investments (Continued)

December 31, 2017

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

PHILIPPINES (continued)
Diversified Financial Services 0.3%
GT Capital Holdings, Inc.	25,115	$650,066

		1,813,061

PORTUGAL 0.5%
Oil, Gas & Consumable Fuels 0.5%
Galp Energia SGPS SA	55,140	1,012,983

RUSSIA 5.9%
Banks 2.3%
Sberbank of Russia PJSC, ADR	279,706	4,754,280

Internet Software & Services 0.5%
Mail.Ru Group Ltd., GDR Reg. S*	37,118	1,068,970

Metals & Mining 0.9%
MMC Norilsk Nickel PJSC, ADR	46,625	881,679
Severstal PJSC, GDR Reg. S	64,105	982,763

		1,864,442

Oil, Gas & Consumable Fuels 1.6%
LUKOIL PJSC, ADR	43,623	2,514,866
Rosneft Oil Co. PJSC	148,790	752,664

		3,267,530

Road & Rail 0.6%
Globaltrans Investment plc, GDR Reg. S	137,470	1,290,878

		12,246,100

SINGAPORE 0.3%
Software 0.3%
Sea Ltd., ADR*	52,366	698,039

SOUTH AFRICA 5.7%
Chemicals 0.4%
Sasol Ltd.	24,287	837,817

Diversified Financial Services 1.4%
FirstRand Ltd.	512,738	2,786,556

Industrial Conglomerates 0.5%
Bidvest Group Ltd. (The)	58,961	1,036,537

Media 2.3%
Naspers Ltd., Class N	16,727	4,660,633

Paper & Forest Products 0.5%
Mondi plc	43,045	1,122,243

Wireless Telecommunication Services 0.6%
Vodacom Group Ltd.	107,578	1,264,029

		11,707,815

SOUTH KOREA 14.5%
Auto Components 1.0%
Nexen Tire Corp.*	61,082	673,396
S&T Motiv Co. Ltd.*	10,825	473,488
Woory Industrial Co. Ltd.*	26,250	859,855

		2,006,739

Banks 0.6%
KB Financial Group, Inc.	20,078	1,187,115

Chemicals 0.7%
LG Chem Ltd. (Preference)*	3,441	800,326

Common Stocks (continued)

	Shares	Value

SOUTH KOREA (continued)
Chemicals (continued)
Lotte Chemical Corp.*	2,008	$688,714

		1,489,040

Construction & Engineering 0.3%
Samsung Engineering Co. Ltd.*	58,051	672,638

Diversified Telecommunication Services 0.4%
KT Corp., ADR	59,078	922,208

Electronic Equipment, Instruments & Components 0.5%
Samsung SDI Co. Ltd.	5,785	1,098,432

Household Durables 0.4%
Coway Co. Ltd.	8,768	798,840

Insurance 1.0%
DB Insurance Co. Ltd.*	14,112	938,233
ING Life Insurance Korea Ltd. Reg. S (a)	21,413	1,065,069

		2,003,302

Media 0.3%
Innocean Worldwide, Inc.*	9,936	679,219

Metals & Mining 0.9%
Korea Zinc Co. Ltd.*	1,773	815,687
POSCO	3,340	1,037,074

		1,852,761

Semiconductors & Semiconductor Equipment 1.6%
SK Hynix, Inc.	47,297	3,339,582

Software 0.5%
NCSoft Corp.*	2,451	1,023,924

Technology Hardware, Storage & Peripherals 6.1%
Samsung Electronics Co. Ltd.	4,480	10,643,694
Samsung Electronics Co. Ltd. (Preference)	963	1,877,285

		12,520,979

Tobacco 0.2%
KT&G Corp.	4,728	510,190

		30,104,969

TAIWAN 9.8%
Auto Components 0.3%
Cub Elecparts, Inc.	67,345	619,196

Communications Equipment 0.3%
Wistron NeWeb Corp.	197,700	567,768

Electronic Equipment, Instruments & Components 1.9%
Hon Hai Precision Industry Co. Ltd.	792,375	2,524,080
Largan Precision Co. Ltd.	11,000	1,481,400

		4,005,480

Food & Staples Retailing 0.4%
President Chain Store Corp.	86,957	828,673

Semiconductors & Semiconductor Equipment 5.9%
Advanced Semiconductor Engineering, Inc., ADR	116,600	755,568
Macronix International*	562,474	831,724
Silicon Motion Technology Corp., ADR (b)	17,270	914,619
Taiwan Semiconductor Manufacturing Co. Ltd.	608,806	4,678,104

14

Statement of Investments (Continued)

December 31, 2017

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Value

TAIWAN (continued)
Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	124,000	$4,916,600

		12,096,615

Technology Hardware, Storage & Peripherals 0.6%
Chicony Electronics Co. Ltd.	323,776	815,795
Pegatron Corp.	177,752	429,602

		1,245,397

Wireless Telecommunication Services 0.4%
Far EasTone Telecommunications Co. Ltd.	347,000	856,940

		20,220,069

THAILAND 2.1%
Banks 1.1%
Bangkok Bank PCL	90,400	560,222
Kasikornbank PCL, NVDR	121,552	863,699
Kasikornbank PCL	105,500	749,641

		2,173,562

Oil, Gas & Consumable Fuels 0.5%
PTT PCL	79,035	1,066,487

Wireless Telecommunication Services 0.5%
Advanced Info Service PCL	189,334	1,109,468

		4,349,517

TURKEY 1.7%
Automobiles 0.5%
Tofas Turk Otomobil Fabrikasi A/S	105,593	918,226

Beverages 0.3%
Anadolu Efes Biracilik ve Malt Sanayii A/S	94,830	605,973

Household Durables 0.2%
Arcelik A/S	87,858	498,511

Industrial Conglomerates 0.3%
KOC Holding A/S	106,596	519,782

Oil, Gas & Consumable Fuels 0.4%
Tupras Turkiye Petrol Rafinerileri A/S	26,893	862,020

		3,404,512

UNITED ARAB EMIRATES 0.3%
Real Estate Management & Development 0.3%
Emaar Properties PJSC	282,071	532,428

UNITED KINGDOM 0.5%
Personal Products 0.5%
Unilever NV, NYRS	19,800	1,115,136

UNITED STATES 0.3%
IT Services 0.3%
Luxoft Holding, Inc.*	10,485	584,015

Total Common Stocks (cost $144,438,624)		202,361,435

Repurchase Agreement 0.4%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $843,721, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $860,459. (c)(d)	$843,588	$843,588

Total Repurchase Agreement (cost $843,588)		843,588

Total Investments (cost $145,282,212) — 98.6%		203,205,023

Other assets in excess of liabilities — 1.4%		2,806,760

NET ASSETS — 100.0%		$206,011,783

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $3,770,613 which represents 1.83% of net assets.

(b)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $902,438 which was collateralized by cash used to purchase repurchase agreements with a total value of $843,588 and by $89,333 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 3.63%, and maturity dates ranging from 3/31/18 - 8/15/45, a total value of $932,921.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $843,588.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NYRS	New York Registry Shares

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the
Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2017

NVIT Emerging Markets Fund
Assets:
Investment securities, at value* (cost $144,438,624)	$202,361,435
Repurchase agreement, at value (cost $843,588)	843,588
Cash	2,281,960
Foreign currencies, at value (cost $789,552)	794,192
Interest and dividends receivable	528,666
Security lending income receivable	341
Receivable for capital shares issued	753,749
Reclaims receivable	6,579
Prepaid expenses	241

Total Assets	207,570,751

Liabilities:
Payable for capital shares redeemed	100,274
Payable upon return of securities loaned (Note 2)	843,588
Accrued expenses and other payables:
Investment advisory fees	154,391
Fund administration fees	18,396
Distribution fees	25,601
Administrative servicing fees	78,598
Accounting and transfer agent fees	1,748
Trustee fees	36
Deferred capital gain country tax	175,315
Custodian fees	504
Compliance program costs (Note 3)	198
Professional fees	15,818
Printing fees	11,007
Recoupment fees (Note 3)	75,441
Other	58,053

Total Liabilities	1,558,968

Net Assets	$206,011,783

Represented by:
Capital	$185,427,193
Accumulated undistributed net investment income	928,048
Accumulated net realized losses from investment securities, forward foreign currency contracts and foreign currency transactions	(38,096,705)
Net unrealized appreciation/(depreciation) in investment securities†	57,747,496
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	5,751

Net Assets	$206,011,783

16

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Emerging Markets Fund
Net Assets:
Class I Shares	$82,690,857
Class II Shares	71,642,987
Class D Shares	51,665,424
Class Y Shares	12,515

Total	$206,011,783

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,043,004
Class II Shares	5,304,099
Class D Shares	3,832,052
Class Y Shares	915

Total	15,180,070

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.68
Class II Shares	$13.51
Class D Shares	$13.48
Class Y Shares	$13.68

*	Includes value of securities on loan of $902,438 (Note 2).
†	Net of $175,315 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2017

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$4,341,243
Interest income	27,239
Income from securities lending (Note 2)	1,665
Foreign tax withholding	(320,915)

Total Income	4,049,232

EXPENSES:
Investment advisory fees	1,669,159
Fund administration fees	126,204
Distribution fees Class D Shares	119,540
Distribution fees Class II Shares	146,551
Administrative servicing fees Class D Shares	107,821
Administrative servicing fees Class I Shares	103,344
Administrative servicing fees Class II Shares	87,931
Professional fees	61,297
Printing fees	5,413
Trustee fees	5,347
Custodian fees	17,629
Accounting and transfer agent fees	19,989
Compliance program costs (Note 3)	714
Recoupment fees (Note 3)	75,441
Other	4,372

Total expenses before fees waived	2,550,752

Investment advisory fees waived (Note 3)	(87,721)

Net Expenses	2,463,031

NET INVESTMENT INCOME	1,586,201

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	8,100,557
Settlement of forward foreign currency contracts (Note 2)	(3,193)
Foreign currency transactions (Note 2)	27,981

Net realized gains	8,125,345

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	48,859,364
Translation of assets and liabilities denominated in foreign currencies	17,969

Net change in unrealized appreciation/depreciation	48,877,333

Net realized/unrealized gains	57,002,678

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$58,588,879

†	Net of capital gain country taxes of $92,652.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $145,406

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund
	Year Ended December 31, 2017	Period Ended December 31, 2016
Operations:
Net investment income	$1,586,201	$982,273
Net realized gains (losses)	8,125,345	(11,855,623)
Net change in unrealized appreciation/depreciation	48,877,333	16,988,221

Change in net assets resulting from operations	58,588,879	6,114,871

Distributions to Shareholders From:
Net investment income:
Class I	(971,598)	(458,790)
Class II	(562,802)	(399,672)
Class D	(455,605)	(373,386)
Class Y	(177)	(2,842)

Change in net assets from shareholder distributions	(1,990,182)	(1,234,690)

Change in net assets from capital transactions	3,717,396	34,632,067

Change in net assets	60,316,093	39,512,248

Net Assets:
Beginning of year	145,695,690	106,183,442

End of year	$206,011,783	$145,695,690

Accumulated undistributed net investment income at end of year	$928,048	$824,005

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$25,031,473	$9,733,961
Dividends reinvested	971,598	458,790
Cost of shares redeemed	(21,260,232)	(11,352,706)

Total Class I Shares	4,742,839	(1,159,955)

Class II Shares
Proceeds from shares issued	14,639,836	4,861,001
Dividends reinvested	562,802	399,672
Cost of shares redeemed	(9,345,406)	(14,027,650)

Total Class II Shares	5,857,232	(8,766,977)

Class D Shares
Proceeds from shares issued	4,398,752	2,307,506	(a)
Proceeds from shares issued from merger (Note 10)	—	47,245,768	(a)
Dividends reinvested	455,605	373,386	(a)
Cost of shares redeemed	(11,320,725)	(5,580,014	)(a)

Total Class D Shares	(6,466,368)	44,346,646	(a)

Class Y Shares
Proceeds from shares issued	662	229,376
Dividends reinvested	177	2,842
Cost of shares redeemed	(417,146)	(19,865)

Total Class Y Shares	(416,307)	212,353

Change in net assets from capital transactions	$3,717,396	$34,632,067

(a)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016.

19

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund
	Year Ended December 31, 2017	Period Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	2,063,155	1,014,154
Reinvested	74,394	44,760
Redeemed	(1,803,026)	(1,183,954)

Total Class I Shares	334,523	(125,040)

Class II Shares
Issued	1,197,550	509,328
Reinvested	43,776	39,532
Redeemed	(805,450)	(1,491,456)

Total Class II Shares	435,876	(942,596)

Class D Shares
Issued	375,582	229,208	(a)
Issued in merger (Note 10)	—	4,703,011	(a)
Reinvested	35,669	36,969	(a)
Redeemed	(982,970)	(565,417	)(a)

Total Class D Shares	(571,719)	4,403,771	(a)

Class Y Shares
Issued	62	24,137
Reinvested	14	277
Redeemed	(38,185)	(1,931)

Total Class Y Shares	(38,109)	22,483

Total change in shares	160,571	3,358,618

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2017	$9.79	0.13	3.92	4.05	(0.16)	(0.16)	$13.68	41.50%		$82,690,857	1.23%	1.09%	1.28%	32.35%
Year Ended December 31, 2016	$9.16	0.10	0.61	0.71	(0.08)	(0.08)	$9.79	7.72%		$55,881,069	1.26%	1.02%	1.31%	126.86%	(g)
Year Ended December 31, 2015	$11.01	0.15	(1.91)	(1.76)	(0.09)	(0.09)	$9.16	(15.99%	)	$53,435,999	1.20%	1.45%	1.25%	109.50%
Year Ended December 31, 2014	$11.80	0.18	(0.82)	(0.64)	(0.15)	(0.15)	$11.01	(5.51%	)	$69,228,499	1.20%	1.56%	1.25%	83.50%
Year Ended December 31, 2013	$11.86	0.16	(0.08)	0.08	(0.14)	(0.14)	$11.80	0.66%	(h)	$15,391,041	1.19%	1.37%	1.25%	78.72%

Class II Shares
Year Ended December 31, 2017	$9.65	0.10	3.87	3.97	(0.11)	(0.11)	$13.51	41.22%		$71,642,987	1.48%	0.82%	1.53%	32.35%
Year Ended December 31, 2016	$9.05	0.07	0.61	0.68	(0.08)	(0.08)	$9.65	7.48%		$46,972,982	1.51%	0.75%	1.56%	126.86%	(g)
Year Ended December 31, 2015	$10.86	0.12	(1.88)	(1.76)	(0.05)	(0.05)	$9.05	(16.23%	)	$52,596,042	1.49%	1.21%	1.54%	109.50%
Year Ended December 31, 2014	$11.66	0.16	(0.81)	(0.65)	(0.15)	(0.15)	$10.86	(5.73%	)	$61,818,215	1.45%	1.37%	1.50%	83.50%
Year Ended December 31, 2013	$11.72	0.13	(0.08)	0.05	(0.11)	(0.11)	$11.66	0.43%		$1,233,167	1.44%	1.15%	1.50%	78.72%

Class D Shares
Year Ended December 31, 2017	$9.64	0.09	3.86	3.95	(0.11)	(0.11)	$13.48	41.09%		$51,665,424	1.56%	0.75%	1.61%	32.35%
Period Ended December 31, 2016 (i)	$9.89	0.01	(0.18)	(0.17)	(0.08)	(0.08)	$9.64	(1.75%	)	$42,459,338	1.57%	0.24%	1.62%	126.86%	(g)

Class Y Shares
Year Ended December 31, 2017	$9.80	0.02	4.06	4.08	(0.20)	(0.20)	$13.68	41.69%		$12,515	1.08%	0.21%	1.13%	32.35%
Year Ended December 31, 2016	$9.15	0.12	0.61	0.73	(0.08)	(0.08)	$9.80	7.94%		$382,301	1.11%	1.25%	1.16%	126.86%	(g)
Year Ended December 31, 2015	$11.02	0.16	(1.91)	(1.75)	(0.12)	(0.12)	$9.15	(15.90%	)	$151,401	1.08%	1.58%	1.13%	109.50%
Period Ended December 31, 2014 (j)	$11.42	0.13	(0.43)	(0.30)	(0.10)	(0.10)	$11.02	2.72%		$85,126	1.06%	1.62%	1.11%	83.05%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Excludes merger activity.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	For the period from August 1, 2016 (commencement of operations) through December 31, 2016. Total return is calculated based on inception date of July 29, 2016 through December 31, 2016.
(j)	For the period from May 1, 2014 (commencement of operations) through December 31, 2016. Total return is calculated based on inception date of January 21, 2016 through December 31, 2016.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC and other unaffiliated insurance companies.

As of December 31, 2017, the Fund had one unaffiliated omnibus shareholder account (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund.

The Fund currently offers Class I, Class II, Class D and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to

22

Notes to Financial Statements (Continued)

December 31, 2017

unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or

23

Notes to Financial Statements (Continued)

December 31, 2017

foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available , such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$2,946,662	$—	$—	$2,946,662
Auto Components	—	4,834,547	—	4,834,547
Automobiles	892,890	3,233,854	—	4,126,744
Banks	15,924,880	17,578,303	—	33,503,183
Beverages	2,087,172	605,973	—	2,693,145
Chemicals	1,158,437	3,205,160	—	4,363,597
Communications Equipment	—	1,713,399	—	1,713,399
Construction & Engineering	—	3,416,879	—	3,416,879
Construction Materials	794,880	—	—	794,880
Consumer Finance	891,295	—	—	891,295
Diversified Consumer Services	1,385,184	—	—	1,385,184
Diversified Financial Services	—	4,133,522	—	4,133,522
Diversified Telecommunication Services	3,893,478	—	—	3,893,478
Electric Utilities	1,137,106	—	—	1,137,106
Electrical Equipment	—	1,625,358	—	1,625,358
Electronic Equipment, Instruments & Components	—	5,103,912	—	5,103,912
Energy Equipment & Services	624,456	—	—	624,456
Equity Real Estate Investment Trusts (REITs)	676,446	—	—	676,446
Food & Staples Retailing	—	828,673	—	828,673
Food Products	887,020	1,338,684	—	2,225,704
Hotels, Restaurants & Leisure	2,187,887	—	—	2,187,887
Household Durables	—	2,464,043	—	2,464,043
Independent Power and Renewable Electricity Producers	642,670	551,690	—	1,194,360
Industrial Conglomerates	—	1,556,319	—	1,556,319

24

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Insurance	$—	$7,332,911	$—	$7,332,911
Internet & Direct Marketing Retail	4,628,766	—	—	4,628,766
Internet Software & Services	12,339,865	13,708,755	—	26,048,620
IT Services	1,305,781	697,884	—	2,003,665
Life Sciences Tools & Services	—	221,229	—	221,229
Machinery	—	1,789,981	—	1,789,981
Media	—	5,704,282	—	5,704,282
Metals & Mining	3,192,828	6,006,892	—	9,199,720
Oil, Gas & Consumable Fuels	3,822,788	5,999,761	—	9,822,549
Paper & Forest Products	1,122,243	—	—	1,122,243
Personal Products	1,115,136	—	—	1,115,136
Pharmaceuticals	—	639,811	—	639,811
Real Estate Management & Development	—	1,354,105	—	1,354,105
Road & Rail	1,038,507	1,290,878	—	2,329,385
Semiconductors & Semiconductor Equipment	6,586,787	8,849,410	—	15,436,197
Software	698,039	1,023,924	—	1,721,963
Technology Hardware, Storage & Peripherals	—	13,766,376	—	13,766,376
Textiles, Apparel & Luxury Goods	—	1,079,283	—	1,079,283
Tobacco	—	1,763,099	—	1,763,099
Trading Companies & Distributors	—	887,937	—	887,937
Transportation Infrastructure	1,482,268	—	—	1,482,268
Wireless Telecommunication Services	—	4,591,130	—	4,591,130
Total Common Stocks	$73,463,471	$128,897,964	$—	$202,361,435
Repurchase Agreement	$—	$843,588	$—	$843,588
Total	$73,463,471	$129,741,552	$—	$203,205,023

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables

25

Notes to Financial Statements (Continued)

December 31, 2017

for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts.”

At December 31, 2017, the Fund had no open forward foreign currency contracts.

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance

26

Notes to Financial Statements (Continued)

December 31, 2017

Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $843,588, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% —3.50%, maturing 4/20/2047 — 12/20/2047; total market value $357,000,001.

27

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$843,588	$—	$843,588	$(843,588)	$—
Total	$843,588	$—	$843,588	$(843,588)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 and primarily attributable to expiration of capital loss carryforwards and investments in passive foreign investment companies (“PFICs”). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

28

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions
$(14,188,785)	$508,024	$13,680,761

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Lazard Asset Management LLC
Standard Life Investments (Corporate Funds) Limited

29

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

The Trust and NFA have entered into a written contract waiving 0.05% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $87,721, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.95%, and after contractual fee waivers was 0.90%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.20% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

Pursuant to the Expense Limitation Agreement, during the year ended December 31, 2017, the Fund reimbursed NFA in the amount of $75,441.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

30

Notes to Financial Statements (Continued)

December 31, 2017

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $126,204 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $714.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II and Class D, shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class D shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15%, 0.15% and 0.23% for Class I, Class II and Class D shares, respectively, for a total amount of $299,096.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required

31

Notes to Financial Statements (Continued)

December 31, 2017

under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $58,497,433 and sales of $55,332,839 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In

32

Notes to Financial Statements (Continued)

December 31, 2017

addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

10.  Merger

At close of business on August 5, 2016, NVIT Emerging Markets Fund (“Acquiring Fund”) acquired all of the net assets of NVIT Developing Markets Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on March 9, 2016. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 4,703,011 shares of the Acquiring Fund, valued at $47,245,768, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $40,946,327 and identified cost of $36,392,079 at August 5, 2016, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $108,837,525. The net assets of the Acquiring Fund immediately following the acquisition were $156,083,293. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class II shares of the Target Fund received a number of shares proportional to their ownership of Class D of the Acquiring Fund.

33

Notes to Financial Statements (Continued)

December 31, 2017

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
NVIT Developing Markets Fund				$4,554,248
Class II	9,053,902	$47,245,768	$5.2183
Acquiring Fund
NVIT Emerging Markets Fund				$12,382,158
Class I	5,739,013	$58,450,604	$10.1848
Class II	4,973,279	49,981,395	10.0500
Class D	3,644	36,605	10.0459
Class Y	36,216	368,921	10.1867
After Reorganization
NVIT Emerging Markets Fund				$16,936,406
Class I	5,739,013	$58,450,604	$10.1848
Class II	4,973,279	49,981,395	10.0500
Class D	4,706,655	47,282,373	10.0459
Class Y	36,216	368,921	10.1867

The following pro forma information for the year ended December 31, 2016 is provided as though the reorganization had been completed on January 1, 2016, the beginning of the annual reporting period for the Fund:

•	Net investment income $987,018;

•	Net loss on investments $(16,188,529);

•	Net change in unrealized appreciation/(depreciation) $31,629,916; and

•	Net increase in net assets resulting from operations $16,428,405.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since August 5, 2016.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,990,182	$—	$1,990,182	$—	$1,990,182

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

34

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,234,690	$—	$1,234,690	$—	$1,234,690

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,794,954	$—	$1,794,954	$(37,605,456)	$56,395,092	$20,584,590

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$146,640,367	$59,735,803	$(3,171,147)	$56,564,656

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount		Expires
$37,605,456	*	Unlimited

*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized and expired of $7,991,696 and $14,188,784, respectively, and are no longer eligible to offset future capital gains, if any.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Emerging Markets Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $4,433,895 or $0.2921 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $498,946 or $0.0329 per outstanding share.

37

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

39

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

40

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

41

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

43

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

44

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2017

NVIT Core Plus Bond Fund

AR-CPB 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Core Plus Bond Fund

For the annual period ended December 31, 2017, the NVIT Core Plus Bond Fund (Class Y) returned 4.08% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Core Plus Bond Funds (consisting of 25 funds as of December 31, 2017) was 4.50% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. Treasury yields experienced meaningful fluctuations during the 12 months ended December 31, 2017, as the 10-year yield reached a low of 2.04% and a high of 2.63% throughout the year, ending at a level of 2.40%. The Treasury yield curve flattened in 2017 as the 2-year Treasury yield increased, while the 30-year Treasury yield decreased. The Federal Reserve (Fed) raised interest rates three times by 25 basis points each time, generally in line with expectations at the beginning of the year. The spread sectors, particularly Emerging Markets, High Yield and Non-Agency Mortgage-Backed Securities (MBS), generated positive results as investors searched for yield outside of low-yielding government bonds.

The Fund’s allocations to three sectors outside the benchmark — Non-Agency RMBS, High Yield and Emerging Markets — were the largest contributors to performance during the year. Our Non-Agency RMBS allocation proved additive to performance as the sector continued to benefit from improving credit fundamentals and attractive supply/demand dynamics. The Fund benefited from its High Yield allocation due to the sector’s tightening on sustained demand for income and a stable credit risk profile. Additionally, the Fund experienced positive performance from allocations to Global Sovereigns, Commercial Mortgage-Backed Securities (CMBS), and U.S. Treasury Inflation-Protected Securities (TIPS) as well as security selection with Investment Grade Corporates; however, this was partially offset by the Fund’s overall sector allocation to Corporates. On the downside, the Fund’s duration positioning was the largest detractor from performance in 2017.

Looking forward, historically an inverted yield curve — in which short-dated U.S. Treasury securities offer higher yields than longer-dated ones — has been a harbinger of recession. With the spread between short- and long-dated Treasuries currently at 10-year lows, many are concerned that the end of the long-lived economic cycle may be near. Despite this red flag, however, we don’t believe a contraction in economic activity is likely in the near future, and the yield curve could steepen later in 2018. Rates overall will likely remain low, however, and the global search for yield may persist. To illustrate how institutions are looking beyond their traditional comfort zones, we review recent asset allocation trends among insurance companies.

The conventional wisdom suggests that an inverted yield curve heralds recession. In fact, the Treasury yield curve has inverted prior to the previous seven economic contractions, going as far back as the 1960s. As we’ve seen in recent years, however, unconventional monetary policy coming out of the Great Recession has resulted in any number of distortions in the markets — including, we would argue, the predictive value of an inverted Treasury curve.

The spread between the yields offered on 10-year and 2-year Treasuries stood at 64 basis points on November 30, down sharply from the 121 basis points that separated the two maturities at the start of 2017 as spreads in recent weeks have tightened to the narrowest levels in more than 10 years. This is primarily a function of the steady climb of short rates in conjunction with Fed tightening, as the 10-year has been mostly range-bound throughout 2017. That said, current spread levels are emblematic of a flattening trend we’ve seen since early 2014; should this trend persist, it’s not too difficult to foresee an inverted yield curve in 2018. We don’t believe a recession is likely next year, however, despite the slope of the curve.

After it has delivered so many correct calls, why do we now doubt the prognostication ability of the Fed? Mostly because of what’s driving the

4

Fund Commentary (cont.)	NVIT Core Plus Bond Fund

yield curve’s flatness this time around. While the traditional determinants of longer-term interest rates are playing a role in keeping long yields anchored, there are also some temporary idiosyncratic factors at play that we expect to ease in the coming year.

The Fed’s slow-and-steady approach to the normalization of its target federal funds rate — the 25-basis point hike in December brought the upper bound of its target range to 1.50% — has successfully pushed up the short end of the curve, which is most sensitive to Fed monetary policy actions. Longer-term rates, in contrast, tend to be more nuanced. We think there are three key dynamics keeping long-dated U.S. paper in check despite improving economic growth metrics: persistently low inflation, the global rate tether and the divergence between the market and the Fed in their estimates of the federal funds terminal rate.

We believe Fed rate increases will continue at a pace similar to that of 2017, with two or three rate hikes in the offing for 2018; we think two is more likely, however, as financial conditions grow progressively tighter over the course of the year. Yields on longer-dated U.S. Treasuries should likely remain range-bound, with the 10-year capped at 3%, as competing influences prevent a breakout in either direction. Factors exerting downward pressure on rates include income starvation from overseas investors, aging demographics in the U.S. and other developed markets, underfunded pensions with improving funding ratios, disappointing inflation trends, and efforts to hedge the rising risks of an equity market correction. On the other side of the ledger, factors suggesting higher yields include the maturing U.S. business cycle, the strengthening global economy, tax and regulatory reform, quantitative tightening and an increased supply of Treasuries as the U.S. government steps up its borrowing. We believe the yield curve may flatten further in 2018 before ultimately steepening, due in part to this surplus of available bonds.

Balance sheet reduction globally will likely accelerate over time — year-over-year growth of G-4 balance sheets is slated to turn negative mid-

2018 — contributing to more volatility across asset classes, starting with credit and equities. While this change in trend may be more evident during the second half of the year, secular widening could start earlier. Dispersion in credit already has begun and could pick up pace as 2018 unfolds. Given rich valuations in spreads and equity prices, investors are likely to be unforgiving about misses on corporate earnings, exacerbating volatility over time.

We believe headline CPI in the U.S. should move toward 2.5% (from the current level of 2.0%) by the end of 2018, which will put steepening pressure on the curve, given the low inflation expectations priced in the market. Under such pressures — combined with a closing of the output gap, an unemployment rate below the non-accelerating inflation rate of unemployment (NAIRU, aka “full employment”) and global synchronized growth — TIPS look attractive, and we would add to positions on any weakness.

The path of inflation will determine the end of the business cycle, which has been chugging along since 2009. An unanticipated pickup in inflation likely would force all central banks to begin or accelerate their rate hikes, bringing the current economic expansion to an end. We think recession becomes a viable possibility in 2019 or 2020.

Bond futures such as Euro Bunds, Gilt Futures, etc. were used to manage interest rates risk. Currency futures such as Mexican Peso Currency Futures, New Zealand Dollar Currency Futures, South African Rand Currency Futures, etc. were also used during the year to hedge non-USD assets. During the reporting period, these securities had a negligible impact on returns.

Subadviser:

Neuberger Berman Investment Advisers LLC

Portfolio Managers:

Thanos Bardas; David M. Brown, CFA; Andrew A. Johnson; Thomas J. Marthaler, CFA; and Thomas A. Sontag

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate

5

Fund Commentary (cont.)	NVIT Core Plus Bond Fund

risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	30.1%
Mortgage-Backed Securities	29.2%
U.S. Treasury Obligations	24.7%
Asset-Backed Securities	8.9%
Commercial Mortgage-Backed Securities	4.9%
Foreign Government Securities	2.4%
U.S. Government Agency Securities	2.0%
Supranational	1.9%
Short-Term Investments	1.6%
Repurchase Agreements	1.6%
Collateralized Mortgage Obligations	1.6%
Municipal Bond	0.3%
Futures	(0.1)%
Liabilities in excess of other assets††	(9.1)%
100.0%

Top Industries†††

Banks	4.6%
Capital Markets	2.7%
Oil, Gas & Consumable Fuels	2.7%
Media	2.6%
Diversified Telecommunication Services	2.6%
Technology Hardware, Storage & Peripherals	2.1%
Equity Real Estate Investment Trusts (REITs)	1.4%
Semiconductors & Semiconductor Equipment	1.0%
Biotechnology	1.0%
Metals & Mining	0.8%
Other Industries*	78.5%
100.0%

Top Holdings†††

U.S. Treasury Bonds, 3.88%, 8/15/2040	3.3%
U.S. Treasury Inflation Linked Bonds, 3.88%, 4/15/2029	2.8%
U.S. Treasury Inflation Linked Bonds, 2.00%, 1/15/2026	2.7%
U.S. Treasury Notes, 1.63%, 2/15/2026	2.1%
U.S. Treasury Notes, 1.50%, 8/31/2018	1.8%
Citibank Credit Card Issuance Trust, 1.75%, 11/19/2021	1.6%
FHLMC, 3.50%, 6/15/2044	1.6%
U.S. Treasury Notes, 1.13%, 2/28/2019	1.5%
FNMA, 3.50%, 1/25/2047	1.5%
Capital One Multi-Asset Execution Trust, 1.84%, 6/15/2022	1.4%
Other Holdings*	79.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Core Plus Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	3.94%	2.09%	4.92%
Class II	3.77%	1.85%	4.67%
Class Y	4.08%	2.24%	5.08%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.83%
CPI	2.11%	1.43%	1.48%

[1]	The return reported above does not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.64%
Class II	0.89%
Class Y	0.49%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (cont.)	NVIT Core Plus Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Plus Bond Fund since inception through 12/31/17 versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Core Plus Bond Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,013.90	3.25	0.64
	Hypothetical	(b)(c)	1,000.00	1,021.98	3.26	0.64
Class II Shares	Actual	(b)	1,000.00	1,013.00	4.52	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class Y Shares	Actual	(b)	1,000.00	1,014.40	2.49	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.74	2.50	0.49

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2017

NVIT Core Plus Bond Fund

Asset-Backed Securities 8.9%

	Principal Amount	Value

Airlines 0.5%
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	$1,867,560	$1,862,088
Series 2016-2, Class A, 3.65%, 6/15/2028	7,982,160	8,095,906

		9,957,994

Automobiles 0.6%
Ally Auto Receivables Trust, Series 2017-3, Class A2, 1.53%, 3/16/2020	4,537,000	4,530,409
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2A, 1.46%, 1/15/2020	7,600,000	7,583,474

		12,113,883

Credit Card 3.6%
BA Credit Card Trust, Series 2015-A2, Class A, 1.36%, 9/15/2020	4,967,000	4,961,637
Capital One Multi-Asset Execution Trust, Series 2014-A4, Class A4, 1.84%, 6/15/2022 (a)	28,010,000	28,123,323
Chase Issuance Trust, Series 2015-A5, Class A5, 1.36%, 4/15/2020	2,200,000	2,197,625
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/2021	32,530,000	32,310,546

		67,593,131

Home Equity 0.5%
Accredited Mortgage Loan Trust, Series 2005-4, Class A2D, 1.87%, 12/25/2035 (a)	591,449	589,371
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A3, 1.75%, 1/25/2036 (a)	1,138,213	1,129,882
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4, 1.83%, 2/25/2036 (a)	5,290,118	5,255,117
RASC Trust, Series 2004-KS5, Class MII1, 2.33%, 6/25/2034 (a)	843,341	810,205
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-NC1, Class A4, 1.70%, 5/25/2036 (a)	749,687	746,343

		8,530,918

Other 2.7%
Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M4, 2.53%, 5/25/2035 (a)	3,954,000	3,993,137
Series 2006-NC1, Class A4, 1.86%, 1/25/2036 (a)	6,000,000	5,923,016

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Series 2006-RFC1, Class A3, 1.70%, 5/25/2036 (a)	$488,144	$487,268
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH1, Class M2, 2.11%, 1/25/2036 (a)	736,899	737,431
Series 2006-WFH4, Class M1, 1.83%, 11/25/2036 (a)	4,968,000	4,897,716
Countrywide Asset-Backed Certificates, Series 2005-15, Class 2AV3, 1.70%, 4/25/2036 (a)	3,393,728	3,305,869
GSAMP Trust, Series 2006-HE1, Class M1, 1.94%, 1/25/2036 (a)	1,860,000	1,837,865
J.P. Morgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1, 1.65%, 3/25/2047 (a)	962,922	638,778
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-WWF1, Class M4, 3.20%, 12/25/2034 (a)	5,460,000	5,481,264
Series 2004-WHQ2, Class M3, 2.59%, 2/25/2035 (a)	3,080,000	3,099,760
Popular ABS Mortgage Pass Through Trust, Series 2005-2, Class AV1B, 1.81%, 4/25/2035 (a)	2,330,563	2,300,868
RAMP Trust, Series 2006-RZ3, Class M1, 1.90%, 8/25/2036 (a)	5,010,000	4,701,126
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-WF4, Class M4, 2.13%, 11/25/2035 (a)	5,800,000	5,832,890
Series 2006-AM1, Class A4, 1.71%, 4/25/2036 (a)	292,797	291,702
Verizon Owner Trust, Series 2016-2A, Class A, 1.68%, 5/20/2021 (b)	6,670,000	6,624,370

		50,153,060

Student Loan 1.0%
Navient Student Loan Trust
Series 2016-6A, Class A1, 2.03%, 3/25/2066 (a)(b)	2,997,857	3,003,110
Series 2017-3A, Class A1, 1.85%, 7/26/2066 (a)(b)	4,691,052	4,693,895
Series 2017-1A, Class A1, 1.95%, 7/26/2066 (a)(b)	3,043,630	3,046,921
Series 2017-4A, Class A1, 1.79%, 9/27/2066 (a)(b)	8,395,333	8,396,053

		19,139,979

Total Asset-Backed Securities (cost $158,775,952)		167,488,965

11

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Collateralized Mortgage Obligations 1.6%

	Principal Amount	Value

FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class M2, 5.00%, 10/25/2029 (a)	$4,600,000	$5,003,951
Series 2017-HQA2, Class M2, 4.20%, 12/25/2029 (a)	3,100,000	3,205,823
FNMA
Series 2017-C03, Class 1M2, 4.55%, 10/25/2029 (a)	3,870,000	4,068,455
Series 2017-C04, Class 2M2, 4.40%, 11/25/2029 (a)	4,525,000	4,704,001
Series 2017-C05, Class 1M2, 3.75%, 1/25/2030 (a)	6,325,000	6,389,974
Series 2017-C07, Class 2M2, 4.05%, 5/25/2030 (a)	5,810,000	5,981,921

Total Collateralized Mortgage Obligations (cost $28,229,839)		29,354,125

Commercial Mortgage-Backed Securities 4.9%
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class A5, 3.62%, 2/10/2049	2,340,000	2,422,946
Series 2017-C4, Class A1, 2.12%, 10/12/2050	4,198,418	4,171,942
Series 2017-C4, Class A4, 3.47%, 10/12/2050	3,771,000	3,865,584
COMM Mortgage Trust
Series 2013-LC6, Class XB, IO, 0.38%, 1/10/2046 (a)(b)	30,500,000	564,756
Series 2013-CR6, Class XB, IO, 0.53%, 3/10/2046 (a)	33,000,000	844,982
Series 2014-CR16, Class XA, IO, 1.17%, 4/10/2047 (a)	44,819,641	2,035,847
Series 2014-CR17, Class XA, IO, 1.13%, 5/10/2047 (a)	33,600,514	1,549,673
Series 2014-UBS3, Class XA, IO, 1.30%, 6/10/2047 (a)	26,670,568	1,404,867
Series 2014-UBS6, Class XA, IO, 1.02%, 12/10/2047 (a)	20,376,641	962,146
Series 2015-LC21, Class A4, 3.71%, 7/10/2048	2,160,000	2,255,715
Series 2017-COR2, Class A1, 2.11%, 9/10/2050	2,689,082	2,664,571
CSAIL Commercial Mortgage Trust
Series 2016-C7, Class A5, 3.50%, 11/15/2049	1,800,000	1,844,171
Series 2015-C2, Class XA, IO, 0.85%, 6/15/2057 (a)	38,812,291	1,746,965
GS Mortgage Securities Corp. II, Series 2015-GC30, Class XA, IO, 0.88%, 5/10/2050 (a)	47,941,007	2,081,254
GS Mortgage Securities Trust
Series 2014-GC18, Class XA, IO, 1.12%, 1/10/2047 (a)	65,261,636	3,032,578
Series 2014-GC26, Class XA, IO, 1.07%, 11/10/2047 (a)	35,454,663	1,872,793
Series 2015-GC32, Class A4, 3.76%, 7/10/2048	2,250,000	2,365,203
Series 2015-GC34, Class AAB, 3.28%, 10/10/2048	2,045,000	2,088,765

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A1, 2.08%, 10/15/2050	$4,399,937	$4,366,996
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class XA, IO, 1.16%, 6/15/2047 (a)	33,567,269	1,582,193
Series 2015-C24, Class A4, 3.73%, 5/15/2048	4,795,000	5,027,769
Series 2017-C34, Class A1, 2.11%, 11/15/2052	6,276,964	6,237,544
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4, 3.78%, 5/15/2048 (a)	4,550,000	4,785,176
UBS Commercial Mortgage Trust
Series 2017-C2, Class A4, 3.49%, 8/15/2050	2,700,000	2,772,592
Series 2017-C4, Class A1, 2.13%, 10/15/2050	3,676,538	3,649,891
Series 2017-C4, Class A4, 3.56%, 10/15/2050	3,500,000	3,607,591
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class ASB, 2.79%, 4/10/2046	4,615,000	4,653,102
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class A4, 3.64%, 6/15/2048	2,890,000	3,003,394
Series 2016-LC24, Class A4, 2.94%, 10/15/2049	1,500,000	1,481,661
Series 2016-NXS6, Class A4, 2.92%, 11/15/2049	4,700,000	4,635,281
Series 2017-C39, Class A5, 3.42%, 9/15/2050	2,713,000	2,779,560
Series 2017-C40, Class A1, 2.11%, 10/15/2050	2,742,993	2,726,657
Series 2016-LC25, Class A4, 3.64%, 12/15/2059	2,225,000	2,308,421
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, IO, 1.31%, 3/15/2047 (a)	27,073,234	1,367,098

Total Commercial Mortgage-Backed Securities (cost $92,811,453)		92,759,684

Corporate Bonds 30.1%
Aerospace & Defense 0.0%†
Arconic, Inc., 5.13%, 10/1/2024	130,000	138,753

Auto Components 0.0%†
Icahn Enterprises LP, 4.88%, 3/15/2019	385,000	385,077
IHO Verwaltungs GmbH Cash, 4.50%, 9/15/2023 (b)(c)	240,000	244,651
ZF North America Capital, Inc., 4.00%, 4/29/2020 (b)	150,000	155,400

		785,128

12

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Automobiles 0.2%
General Motors Co., 6.60%, 4/1/2036	$3,235,000	$3,941,486

Banks 5.0%
Banco de Credito e Inversiones, 3.50%, 10/12/2027 (b)	200,000	195,000
Banco Santander SA, 3.13%, 2/23/2023	5,000,000	4,974,556
Bank of America Corp., 2.15%, 11/9/2020	8,280,000	8,242,078
4.45%, 3/3/2026	6,110,000	6,521,839
(ICE LIBOR USD 3 Month + 1.51%), 3.70%, 4/24/2028 (d)	13,155,000	13,502,213
Capital One NA, 2.35%, 1/31/2020	10,810,000	10,777,453
CIT Group, Inc., 5.50%, 2/15/2019 (b)	49,000	50,347
3.88%, 2/19/2019	300,000	303,000
Citigroup, Inc., 2.70%, 3/30/2021	6,355,000	6,374,303
4.13%, 7/25/2028	4,635,000	4,777,087
Corp. Financiera de Desarrollo SA, (ICE LIBOR USD 3 Month + 5.61%), 5.25%, 7/15/2029 (b)(d)	338,000	352,365
Huntington National Bank (The), 2.50%, 8/7/2022	6,145,000	6,061,025
JPMorgan Chase & Co.,
(ICE LIBOR USD 3 Month + 1.16%), 3.22%, 3/1/2025 (d)	8,895,000	8,964,358
(ICE LIBOR USD 3 Month + 1.38%), 3.54%, 5/1/2028 (d)	8,485,000	8,632,185
(ICE LIBOR USD 3 Month + 1.46%), 4.03%, 7/24/2048 (d)	3,705,000	3,863,901
Santander UK plc, 2.13%, 11/3/2020	9,710,000	9,631,905
TC Ziraat Bankasi A/S,
Reg. S, 4.25%, 7/3/2019	200,000	199,696
5.13%, 5/3/2022 (b)	200,000	198,290
Vnesheconombank Via VEB Finance plc, Reg. S, 6.90%, 7/9/2020	200,000	215,900

		93,837,501

Beverages 0.2%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/2046	2,495,000	2,891,678

Biotechnology 1.0%
AbbVie, Inc., 2.50%, 5/14/2020	5,910,000	5,928,213
4.70%, 5/14/2045	3,195,000	3,582,472
Amgen, Inc., 3.20%, 11/2/2027	6,450,000	6,442,011
Gilead Sciences, Inc., 4.75%, 3/1/2046	3,130,000	3,620,597

		19,573,293

Building Products 0.0%†
Jeld-Wen, Inc., 4.63%, 12/15/2025 (b)	50,000	50,375
4.88%, 12/15/2027 (b)	50,000	50,500

Corporate Bonds (continued)

	Principal Amount	Value

Building Products (continued)
USG Corp., 5.50%, 3/1/2025 (b)	$125,000	$132,813

		233,688

Capital Markets 3.0%
Credit Suisse Group AG, (ICE LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/2023 (b)(d)	8,530,000	8,429,817
Goldman Sachs Group, Inc. (The),
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	9,300,000	9,434,458
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	8,005,000	8,232,274
5.15%, 5/22/2045	5,495,000	6,372,247
Huarong Finance 2017 Co. Ltd.,
Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.98%), 4.00%, 11/07/22 (d)(e)	200,000	198,085
Reg. S, 4.25%, 11/7/2027	200,000	197,191
LPL Holdings, Inc., 5.75%, 9/15/2025 (b)	340,000	345,950
Morgan Stanley, 2.50%, 4/21/2021	5,000,000	4,991,630
2.75%, 5/19/2022	5,690,000	5,669,114
3.88%, 1/27/2026	4,100,000	4,273,702
3.63%, 1/20/2027	7,245,000	7,414,928
MSCI, Inc., 5.25%, 11/15/2024 (b)	390,000	410,962
5.75%, 8/15/2025 (b)	280,000	300,650

		56,271,008

Chemicals 0.1%
CF Industries, Inc., 5.38%, 3/15/2044	140,000	138,250
Momentive Performance Materials USA, Inc., 8.88%, 10/15/2020 (f)(g)	95,000	0
Momentive Performance Materials, Inc., 3.88%, 10/24/2021	85,000	88,825
NOVA Chemicals Corp., 5.25%, 8/1/2023 (b)	225,000	231,469
4.88%, 6/1/2024 (b)	400,000	399,000
5.00%, 5/1/2025 (b)	285,000	284,287
5.25%, 6/1/2027 (b)	275,000	274,313
WR Grace & Co-Conn., 5.13%, 10/1/2021 (b)	75,000	78,844
5.63%, 10/1/2024 (b)	60,000	64,725

		1,559,713

Commercial Services & Supplies 0.2%
ADT Corp. (The), 4.88%, 7/15/2032 (b)	320,000	302,400
Aramark Services, Inc., 5.13%, 1/15/2024	245,000	257,127
Harland Clarke Holdings Corp., 8.38%, 8/15/2022 (b)	375,000	389,419
Nielsen Co. Luxembourg SARL (The), 5.50%, 10/1/2021 (b)	80,000	82,200
Nielsen Finance LLC, 4.50%, 10/1/2020	115,000	115,862
5.00%, 4/15/2022 (b)	910,000	936,163

13

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Commercial Services & Supplies (continued)
RR Donnelley & Sons Co., 7.63%, 6/15/2020	$278,000	$296,070
7.88%, 3/15/2021	190,000	197,600
6.50%, 11/15/2023 (h)	408,000	391,680
6.00%, 4/1/2024	96,000	89,640
West Corp., 8.50%, 10/15/2025 (b)	445,000	439,438

		3,497,599

Communications Equipment 0.0%†
Aegis Merger Sub, Inc., 10.25%, 2/15/2023 (b)	90,000	98,109
CommScope Technologies LLC, 6.00%, 6/15/2025 (b)	225,000	239,062
Riverbed Technology, Inc., 8.88%, 3/1/2023 (b)	190,000	179,313

		516,484

Construction & Engineering 0.0%†
Mexico City Airport Trust, 5.50%, 7/31/2047 (b)	200,000	197,500

Consumer Finance 0.6%
Ally Financial, Inc., 3.60%, 5/21/2018	460,000	461,380
3.25%, 11/5/2018	645,000	646,612
8.00%, 3/15/2020	740,000	815,850
Ford Motor Credit Co. LLC, 3.10%, 5/4/2023	4,985,000	4,956,444
Navient Corp., 8.45%, 6/15/2018	135,000	138,443
5.50%, 1/15/2019	115,000	117,013
4.88%, 6/17/2019	795,000	808,436
8.00%, 3/25/2020	165,000	178,406
5.88%, 3/25/2021	205,000	211,662
6.63%, 7/26/2021	100,000	105,500
6.13%, 3/25/2024	380,000	384,750
5.88%, 10/25/2024	355,000	352,337
6.75%, 6/25/2025	140,000	143,850
OneMain Financial Holdings LLC, 7.25%, 12/15/2021 (b)	400,000	415,680
Springleaf Finance Corp., 8.25%, 12/15/2020	135,000	148,500
7.75%, 10/1/2021	240,000	264,000
6.13%, 5/15/2022	310,000	321,625

		10,470,488

Containers & Packaging 0.1%
Ardagh Packaging Finance plc, 4.25%, 9/15/2022 (b)(h)	205,000	208,588
6.00%, 2/15/2025 (b)	355,000	373,637
Ball Corp., 4.38%, 12/15/2020	145,000	150,075
5.00%, 3/15/2022	195,000	208,162
Berry Global, Inc., 5.13%, 7/15/2023	270,000	280,800
BWAY Holding Co., 5.50%, 4/15/2024 (b)	190,000	197,600

Corporate Bonds (continued)

	Principal Amount	Value

Containers & Packaging (continued)
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020	$421,562	$427,885
6.88%, 2/15/2021	103,702	105,128
5.13%, 7/15/2023 (b)	425,000	439,875
Sealed Air Corp., 5.50%, 9/15/2025 (b)	125,000	136,250

		2,528,000

Diversified Consumer Services 0.0%†
Service Corp. International, 7.63%, 10/1/2018	105,000	109,331
5.38%, 1/15/2022	180,000	184,275
5.38%, 5/15/2024	285,000	300,319
ServiceMaster Co. LLC (The), 5.13%, 11/15/2024 (b)	150,000	151,875

		745,800

Diversified Financial Services 0.0%†
Banco Nacional de Desenvolvimento Economico e Social, 4.75%, 5/9/2024 (b)	200,000	201,500

Diversified Telecommunication Services 2.9%
AT&T, Inc., 3.90%, 8/14/2027	6,085,000	6,125,658
5.25%, 3/1/2037	9,550,000	10,100,308
4.75%, 5/15/2046	5,575,000	5,452,612
CCO Holdings LLC, 5.25%, 9/30/2022	385,000	394,625
5.13%, 5/1/2023 (b)	750,000	765,000
5.75%, 2/15/2026 (b)	585,000	607,669
5.13%, 5/1/2027 (b)	190,000	187,150
5.88%, 5/1/2027 (b)	290,000	298,700
5.00%, 2/1/2028 (b)	500,000	486,250
CenturyLink, Inc.,
Series S, 6.45%, 6/15/2021	200,000	202,000
Series W, 6.75%, 12/1/2023 (h)	110,000	107,800
Embarq Corp., 8.00%, 6/1/2036	1,090,000	1,060,025
Frontier Communications Corp., 8.13%, 10/1/2018 (h)	95,000	94,634
6.25%, 9/15/2021	125,000	88,750
7.13%, 1/15/2023	110,000	73,150
7.63%, 4/15/2024	150,000	99,375
11.00%, 9/15/2025	1,435,000	1,054,725
9.00%, 8/15/2031	695,000	463,913
Intelsat Jackson Holdings SA, 7.50%, 4/1/2021	55,000	50,050
5.50%, 8/1/2023 (h)	490,000	400,575
Intelsat Luxembourg SA, 8.13%, 6/1/2023	171,000	89,347
Level 3 Financing, Inc., 5.38%, 8/15/2022	595,000	602,616
5.13%, 5/1/2023 (h)	255,000	255,638
5.38%, 1/15/2024	195,000	194,756
Qwest Corp., 6.88%, 9/15/2033	412,000	394,970

14

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
SFR Group SA, 6.00%, 5/15/2022 (b)	$1,050,000	$1,063,125
6.25%, 5/15/2024 (b)	565,000	566,413
7.38%, 5/1/2026 (b)	630,000	646,537
Telecom Italia Capital SA, 6.00%, 9/30/2034	285,000	319,912
Telefonica Emisiones SAU, 5.21%, 3/8/2047 (h)	6,095,000	6,916,916
Verizon Communications, Inc., 4.27%, 1/15/2036	9,565,000	9,515,280
4.13%, 8/15/2046	4,340,000	4,009,309
Virgin Media Finance plc, 5.25%, 2/15/2022	365,000	354,401
6.00%, 10/15/2024 (b)	220,000	225,775
Virgin Media Secured Finance plc, 5.50%, 8/15/2026 (b)	400,000	410,000

		53,677,964

Electric Utilities 0.9%
Abengoa Transmision Sur SA, 6.88%, 4/30/2043 (b)	198,740	219,608
Duke Energy Corp., 1.80%, 9/1/2021	7,320,000	7,119,822
Eskom Holdings SOC Ltd., 7.13%, 2/11/2025 (b)	200,000	204,281
Pacific Gas & Electric Co., 3.95%, 12/1/2047 (b)	4,935,000	4,904,869
Southern Co. (The), 4.40%, 7/1/2046	4,205,000	4,478,210

		16,926,790

Electronic Equipment, Instruments & Components 0.0%†
CDW LLC, 5.00%, 9/1/2023	260,000	268,775
5.00%, 9/1/2025	100,000	103,500
Flex Ltd., 5.00%, 2/15/2023	110,000	117,761

		490,036

Energy Equipment & Services 0.0%†
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/2027 (b)	200,000	204,796
Precision Drilling Corp., 6.50%, 12/15/2021 (h)	127,000	129,381
7.75%, 12/15/2023	100,000	105,000
5.25%, 11/15/2024 (h)	370,000	348,725

		787,902

Equity Real Estate Investment Trusts (REITs) 1.6%
Corporate Office Properties LP, 3.60%, 5/15/2023	5,645,000	5,648,539
EPR Properties, 4.50%, 6/1/2027	6,185,000	6,220,195
Equinix, Inc., 5.88%, 1/15/2026	175,000	187,906
ESH Hospitality, Inc., 5.25%, 5/1/2025 (b)	545,000	550,450
Healthcare Trust of America Holdings LP, 3.75%, 7/1/2027	5,000,000	4,979,711

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain US Holdings, Inc., 5.38%, 6/1/2026 (b)	$75,000	$77,062
Iron Mountain, Inc., 6.00%, 8/15/2023	405,000	423,225
5.75%, 8/15/2024	610,000	617,625
5.25%, 3/15/2028 (b)	145,000	144,275
MPT Operating Partnership LP, 6.38%, 3/1/2024	320,000	338,400
5.50%, 5/1/2024	420,000	434,700
5.25%, 8/1/2026	410,000	424,350
5.00%, 10/15/2027	445,000	453,344
Sabra Health Care LP, 5.50%, 2/1/2021	490,000	500,413
Simon Property Group LP, 3.38%, 12/1/2027 (h)	8,040,000	8,077,238
Uniti Group LP, 7.13%, 12/15/2024 (b)	190,000	172,900

		29,250,333

Food & Staples Retailing 0.1%
Albertsons Cos. LLC, 6.63%, 6/15/2024 (h)	525,000	497,437
5.75%, 3/15/2025	425,000	383,350
Cencosud SA, 4.38%, 7/17/2027 (b)	260,000	257,010

		1,137,797

Food Products 0.0%†
Marfrig Holdings Europe BV,
Reg. S, 8.00%, 6/8/2023	200,000	208,500
Post Holdings, Inc., 5.50%, 3/1/2025 (b)	290,000	300,150
5.75%, 3/1/2027 (b)	165,000	167,887
5.63%, 1/15/2028 (b)	275,000	276,458

		952,995

Health Care Equipment & Supplies 0.8%
Abbott Laboratories, 2.35%, 11/22/2019	5,755,000	5,761,259
4.90%, 11/30/2046	7,160,000	8,208,919
Hologic, Inc., 5.25%, 7/15/2022 (b)	220,000	227,700
4.38%, 10/15/2025 (b)	125,000	126,875
Mallinckrodt International Finance SA, 5.50%, 4/15/2025 (b)	115,000	93,725

		14,418,478

Health Care Providers & Services 0.5%
Centene Corp., 4.75%, 5/15/2022	205,000	212,688
Community Health Systems, Inc., 8.00%, 11/15/2019 (h)	95,000	80,275
7.13%, 7/15/2020 (h)	120,000	89,700
6.88%, 2/1/2022 (h)	230,000	132,250
DaVita, Inc., 5.75%, 8/15/2022	340,000	349,775
5.13%, 7/15/2024	465,000	469,650
5.00%, 5/1/2025	190,000	189,943

15

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
Envision Healthcare Corp., 5.63%, 7/15/2022	$50,000	$50,500
6.25%, 12/1/2024 (b)	5,000	5,150
Fresenius Medical Care US Finance II, Inc., 6.50%, 9/15/2018 (b)	290,000	299,021
5.88%, 1/31/2022 (b)	145,000	159,622
HCA, Inc., 5.88%, 3/15/2022	160,000	171,200
4.75%, 5/1/2023	340,000	350,200
5.00%, 3/15/2024	385,000	400,400
5.25%, 4/15/2025	300,000	317,250
7.69%, 6/15/2025	245,000	277,462
Humana, Inc., 2.90%, 12/15/2022	4,835,000	4,826,987
LifePoint Health, Inc., 5.88%, 12/1/2023 (h)	145,000	146,450
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (b)	225,000	239,625
Tenet Healthcare Corp., 7.50%, 1/1/2022 (b)	135,000	141,750
8.13%, 4/1/2022	255,000	259,463
6.75%, 6/15/2023 (h)	235,000	227,950
4.63%, 7/15/2024 (b)	220,000	214,500
7.00%, 8/1/2025 (b)(h)	190,000	178,600
6.88%, 11/15/2031	75,000	61,500

		9,851,911

Health Care Technology 0.0%†
Quintiles IMS, Inc., 5.00%, 10/15/2026 (b)	185,000	189,625

Hotels, Restaurants & Leisure 0.3%
1011778 BC ULC, 4.63%, 1/15/2022 (b)	225,000	230,344
4.25%, 5/15/2024 (b)(h)	425,000	423,937
5.00%, 10/15/2025 (b)	150,000	151,125
Boyd Gaming Corp., 6.88%, 5/15/2023	235,000	249,100
6.38%, 4/1/2026	305,000	328,637
Cedar Fair LP, 5.38%, 4/15/2027 (b)	65,000	68,250
Eldorado Resorts, Inc., 7.00%, 8/1/2023	130,000	138,938
GLP Capital LP, 4.38%, 11/1/2018	250,000	251,875
4.88%, 11/1/2020	555,000	575,812
5.38%, 11/1/2023	190,000	202,825
5.38%, 4/15/2026	55,000	58,988
Hilton Worldwide Finance LLC, 4.63%, 4/1/2025	255,000	262,013
International Game Technology plc, 5.63%, 2/15/2020 (b)	220,000	229,075
KFC Holding Co., 5.25%, 6/1/2026 (b)	310,000	326,275
MGM Resorts International, 8.63%, 2/1/2019	400,000	424,000
5.25%, 3/31/2020	30,000	31,050
6.63%, 12/15/2021	105,000	115,206

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure (continued)
NCL Corp. Ltd., 4.75%, 12/15/2021 (b)	$360,000	$372,600
Scientific Games International, Inc., 10.00%, 12/1/2022	180,000	197,550
Wynn Las Vegas LLC, 5.50%, 3/1/2025 (b)	375,000	386,250

		5,023,850

Household Durables 0.1%
CalAtlantic Group, Inc., 8.38%, 5/15/2018	215,000	219,300
8.38%, 1/15/2021	105,000	121,013
5.38%, 10/1/2022	230,000	246,675
5.25%, 6/1/2026	120,000	126,900
Lennar Corp., 6.95%, 6/1/2018	40,000	40,750
4.75%, 11/15/2022	320,000	336,000
4.88%, 12/15/2023	250,000	262,500
4.75%, 5/30/2025	70,000	72,713
Meritage Homes Corp., 6.00%, 6/1/2025	100,000	107,000
PulteGroup, Inc., 4.25%, 3/1/2021	265,000	272,950
Taylor Morrison Communities, Inc., 5.63%, 3/1/2024 (b)	205,000	214,481
Toll Brothers Finance Corp., 4.00%, 12/31/2018	405,000	411,581
4.38%, 4/15/2023	180,000	186,750
4.88%, 11/15/2025	25,000	26,125

		2,644,738

Household Products 0.0%†
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/2023 (b)	180,000	168,300
Spectrum Brands, Inc., 5.75%, 7/15/2025	100,000	105,250

		273,550

Independent Power and Renewable Electricity Producers 0.3%
Calpine Corp., 6.00%, 1/15/2022 (b)	530,000	545,900
5.38%, 1/15/2023 (h)	845,000	821,762
Dynegy, Inc., 5.88%, 6/1/2023	270,000	273,375
7.63%, 11/1/2024 (h)	450,000	482,625
8.00%, 1/15/2025 (b)	95,000	102,837
8.13%, 1/30/2026 (b)	305,000	333,213
NRG Energy, Inc., 6.25%, 7/15/2022	200,000	208,000
7.25%, 5/15/2026	575,000	626,026
6.63%, 1/15/2027	730,000	771,975
Talen Energy Supply LLC, 4.60%, 12/15/2021 (h)	630,000	576,450
9.50%, 7/15/2022 (b)(h)	335,000	343,375
6.50%, 6/1/2025	175,000	141,313

		5,226,851

16

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Internet & Direct Marketing Retail 0.1%
Netflix, Inc., 5.50%, 2/15/2022 (h)	$375,000	$394,219
4.38%, 11/15/2026 (h)	125,000	122,187
4.88%, 4/15/2028 (b)	140,000	137,200
QVC, Inc., 3.13%, 4/1/2019	195,000	195,728
5.45%, 8/15/2034	120,000	120,552

		969,886

Internet Software & Services 0.1%
Rackspace Hosting, Inc., 8.63%, 11/15/2024 (b)(h)	420,000	448,350
Zayo Group LLC, 6.00%, 4/1/2023	100,000	104,155
6.38%, 5/15/2025	175,000	185,063
5.75%, 1/15/2027 (b)	465,000	474,300

		1,211,868

IT Services 0.1%
First Data Corp., 7.00%, 12/1/2023 (b)	265,000	280,237
5.00%, 1/15/2024 (b)	865,000	889,869

		1,170,106

Machinery 0.0%†
CNH Industrial Capital LLC, 3.38%, 7/15/2019	105,000	105,787
4.88%, 4/1/2021	120,000	126,000
4.38%, 4/5/2022	170,000	176,115
CNH Industrial NV, 4.50%, 8/15/2023	140,000	145,625
Novelis Corp., 5.88%, 9/30/2026 (b)	230,000	234,600
Welbilt, Inc., 9.50%, 2/15/2024	150,000	170,813

		958,940

Media 2.9%
Acosta, Inc., 7.75%, 10/1/2022 (b)	700,000	511,000
Altice Luxembourg SA, 7.75%, 5/15/2022 (b)	530,000	522,050
7.63%, 2/15/2025 (b)(h)	240,000	229,800
Altice US Finance I Corp., 5.50%, 5/15/2026 (b)	310,000	315,812
AMC Entertainment Holdings, Inc., 5.75%, 6/15/2025 (h)	365,000	360,894
6.13%, 5/15/2027 (h)	420,000	416,850
Cequel Communications Holdings I LLC, 6.38%, 9/15/2020 (b)	244,000	247,660
5.13%, 12/15/2021 (b)	415,000	416,037
7.75%, 7/15/2025 (b)	200,000	213,000
Charter Communications Operating LLC, 3.58%, 7/23/2020	6,240,000	6,356,320
4.91%, 7/23/2025	11,485,000	12,210,682
6.48%, 10/23/2045	4,360,000	5,083,455
5.38%, 5/1/2047	6,400,000	6,562,236

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
CSC Holdings LLC, 7.63%, 7/15/2018	$385,000	$393,662
10.88%, 10/15/2025 (b)	556,000	661,640
5.50%, 4/15/2027 (b)	305,000	311,100
Discovery Communications LLC, 3.95%, 3/20/2028	7,000,000	6,962,589
5.00%, 9/20/2037	4,790,000	4,962,887
DISH DBS Corp., 4.25%, 4/1/2018	145,000	145,543
6.75%, 6/1/2021	95,000	99,750
5.88%, 11/15/2024	345,000	335,944
7.75%, 7/1/2026 (h)	120,000	126,150
Gray Television, Inc., 5.13%, 10/15/2024 (b)	170,000	169,575
5.88%, 7/15/2026 (b)	75,000	76,875
Lamar Media Corp., 5.00%, 5/1/2023	100,000	103,000
5.75%, 2/1/2026	95,000	101,412
Liberty Interactive LLC, 8.50%, 7/15/2029 (h)	180,000	198,450
MDC Partners, Inc., 6.50%, 5/1/2024 (b)	395,000	396,975
Outfront Media Capital LLC, 5.88%, 3/15/2025	100,000	105,750
Regal Entertainment Group, 5.75%, 3/15/2022	255,000	262,969
Sinclair Television Group, Inc., 5.38%, 4/1/2021	185,000	188,238
5.13%, 2/15/2027 (b)(h)	160,000	158,600
Sirius XM Radio, Inc., 4.63%, 5/15/2023 (b)	40,000	40,850
6.00%, 7/15/2024 (b)	510,000	539,325
5.38%, 7/15/2026 (b)	340,000	352,325
5.00%, 8/1/2027 (b)	260,000	260,650
TEGNA, Inc., 5.13%, 10/15/2019	164,000	166,362
5.13%, 7/15/2020	235,000	240,581
Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028 (b)	400,000	399,000
Tribune Media Co., 5.88%, 7/15/2022	55,000	56,513
Univision Communications, Inc., 6.75%, 9/15/2022 (b)	46,000	47,782
5.13%, 5/15/2023 (b)	635,000	633,413
UPCB Finance IV Ltd., 5.38%, 1/15/2025 (b)	205,000	206,415
Viacom, Inc., 4.38%, 3/15/2043	1,490,000	1,289,871
Ziggo Secured Finance BV, 5.50%, 1/15/2027 (b)	675,000	669,938

		54,109,930

Metals & Mining 0.9%
ArcelorMittal, 7.25%, 3/1/2041	45,000	56,925
Big River Steel LLC, 7.25%, 9/1/2025 (b)	171,000	180,832

17

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
China Minmetals Corp., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%, 11/13/22 (d)(e)	$244,000	$239,850
Chinalco Capital Holdings Ltd.,
Reg. S, 4.25%, 4/21/2022	200,000	200,368
Corp. Nacional del Cobre de Chile,
Reg. S, 5.63%, 9/21/2035	100,000	119,717
Reg. S, 4.88%, 11/4/2044	200,000	226,219
First Quantum Minerals Ltd., 7.00%, 2/15/2021 (b)	210,000	217,875
7.25%, 5/15/2022 (b)(h)	325,000	340,698
FMG Resources August 2006 Pty. Ltd., 9.75%, 3/1/2022 (b)	390,000	431,535
4.75%, 5/15/2022 (b)	135,000	136,687
5.13%, 5/15/2024 (b)	80,000	81,000
Freeport-McMoRan, Inc., 2.38%, 3/15/2018	245,000	244,694
4.00%, 11/14/2021	280,000	280,000
3.55%, 3/1/2022	105,000	103,819
3.88%, 3/15/2023 (h)	410,000	407,950
5.40%, 11/14/2034 (h)	485,000	493,487
5.45%, 3/15/2043	315,000	314,606
Hudbay Minerals, Inc., 7.63%, 1/15/2025 (b)	195,000	213,525
Nexa Resources SA, 5.38%, 5/4/2027 (b)	318,000	337,080
Teck Resources Ltd., 4.75%, 1/15/2022	130,000	135,694
6.25%, 7/15/2041	410,000	469,450
Vale Overseas Ltd., 6.25%, 8/10/2026	10,410,000	12,059,985

		17,291,996

Multiline Retail 0.0%†
Dollar Tree, Inc., 5.25%, 3/1/2020	210,000	213,633
5.75%, 3/1/2023	240,000	251,400

		465,033

Oil, Gas & Consumable Fuels 3.0%
Abu Dhabi Crude Oil Pipeline LLC, 3.65%, 11/2/2029 (b)	200,000	198,568
4.60%, 11/2/2047 (b)	200,000	205,706
Antero Midstream Partners LP, 5.38%, 9/15/2024	305,000	314,150
Antero Resources Corp., 5.38%, 11/1/2021	340,000	348,500
5.13%, 12/1/2022	340,000	346,800
5.00%, 3/1/2025	10,000	10,200
Ascent Resources Utica Holdings LLC, 10.00%, 4/1/2022 (b)	265,000	284,212
Canadian Natural Resources Ltd., 4.95%, 6/1/2047	4,655,000	5,209,580
Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/2025	275,000	298,031
5.13%, 6/30/2027	115,000	118,956

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (b)	$545,000	$554,537
Chesapeake Energy Corp., 6.13%, 2/15/2021	180,000	182,250
5.38%, 6/15/2021	130,000	125,450
8.00%, 1/15/2025 (b)(h)	210,000	212,100
8.00%, 6/15/2027 (b)(h)	340,000	326,400
Concho Resources, Inc., 3.75%, 10/1/2027	6,995,000	7,086,331
Continental Resources, Inc., 4.50%, 4/15/2023	105,000	107,100
3.80%, 6/1/2024	250,000	247,187
4.90%, 6/1/2044 (h)	130,000	124,150
Crestwood Midstream Partners LP, 6.25%, 4/1/2023	120,000	124,704
5.75%, 4/1/2025	90,000	92,925
DCP Midstream Operating LP, 9.75%, 3/15/2019 (b)	80,000	86,500
8.13%, 8/16/2030	110,000	128,700
6.45%, 11/3/2036 (b)	130,000	139,425
6.75%, 9/15/2037 (b)	240,000	261,600
(ICE LIBOR USD 3 Month + 3.85%), 5.85%, 5/21/2043 (b)(d)	240,000	223,200
5.60%, 4/1/2044	245,000	243,162
Energy Transfer Equity LP, 7.50%, 10/15/2020	500,000	550,000
5.88%, 1/15/2024	165,000	173,662
Energy Transfer LP, 4.15%, 10/1/2020	4,500,000	4,646,908
6.50%, 2/1/2042	4,250,000	4,812,340
EP Energy LLC, 9.38%, 5/1/2020	625,000	528,125
7.75%, 9/1/2022	205,000	114,287
6.38%, 6/15/2023	725,000	391,500
Extraction Oil & Gas, Inc., 7.88%, 7/15/2021 (b)	255,000	269,662
Hess Corp., 4.30%, 4/1/2027 (h)	8,340,000	8,360,413
KazMunayGas National Co. JSC,
Reg. S, 9.13%, 7/2/2018	300,000	309,198
Reg. S, 7.00%, 5/5/2020	200,000	216,600
Reg. S, 6.38%, 4/9/2021	850,000	927,350
4.75%, 4/19/2027 (b)	200,000	210,580
5.75%, 4/19/2047 (b)	200,000	213,100
Kinder Morgan, Inc., 5.55%, 6/1/2045	1,870,000	2,046,517
Newfield Exploration Co., 5.38%, 1/1/2026	185,000	195,638
Noble Energy, Inc., 5.05%, 11/15/2044	4,755,000	5,093,316
NuStar Logistics LP, 8.40%, 4/15/2018	35,000	35,569
4.80%, 9/1/2020	145,000	147,175
6.75%, 2/1/2021	45,000	47,925
4.75%, 2/1/2022	50,000	50,500
Oasis Petroleum, Inc., 6.50%, 11/1/2021	140,000	142,975
6.88%, 3/15/2022 (h)	175,000	179,594
PDC Energy, Inc., 6.13%, 9/15/2024	110,000	113,850

18

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Pertamina Persero PT,
Reg. S, 5.63%, 5/20/2043	$230,000	$250,195
Petrobras Global Finance BV, 7.38%, 1/17/2027	173,000	190,473
Petroleos de Venezuela SA,
Reg. S, 6.00%, 5/16/2024	322,820	72,741
Reg. S, 6.00%, 11/15/2026	600,693	131,552
Reg. S, 5.38%, 4/12/2027	789,800	183,628
Petroleos del Peru SA, 4.75%, 6/19/2032 (b)	200,000	202,250
Petroleos Mexicanos,
(ICE LIBOR USD 3 Month + 3.65%), 5.19%, 3/11/2022 (b)(d)	83,000	91,133
4.63%, 9/21/2023	89,000	91,559
5.50%, 6/27/2044	224,000	206,071
6.75%, 9/21/2047	316,000	329,857
6.75%, 9/21/2047 (b)	66,000	68,894
Range Resources Corp., 5.00%, 8/15/2022	20,000	19,900
5.00%, 3/15/2023	475,000	472,625
Rockies Express Pipeline LLC, 6.85%, 7/15/2018 (b)	175,000	178,062
6.00%, 1/15/2019 (b)	25,000	25,688
5.63%, 4/15/2020 (b)	335,000	350,913
7.50%, 7/15/2038 (b)	65,000	75,156
6.88%, 4/15/2040 (b)	65,000	73,125
Sanchez Energy Corp., 7.75%, 6/15/2021	85,000	79,900
6.13%, 1/15/2023 (h)	410,000	346,450
SemGroup Corp., 5.63%, 11/15/2023	470,000	458,250
7.25%, 3/15/2026 (b)	145,000	148,263
SM Energy Co., 6.13%, 11/15/2022 (h)	215,000	219,031
5.00%, 1/15/2024 (h)	135,000	130,191
Southern Gas Corridor CJSC,
Reg. S, 6.88%, 3/24/2026	240,000	272,700
6.88%, 3/24/2026 (b)	206,000	234,068
State Oil Co. of the Azerbaijan Republic,
Reg. S, 4.75%, 3/13/2023	500,000	506,266
Summit Midstream Holdings LLC, 5.75%, 4/15/2025	430,000	433,608
Targa Resources Partners LP, 4.13%, 11/15/2019	80,000	80,500
4.25%, 11/15/2023	155,000	153,256
6.75%, 3/15/2024	285,000	305,663
5.13%, 2/1/2025	180,000	184,275
5.00%, 1/15/2028 (b)(h)	300,000	299,250
Tecpetrol SA, 4.88%, 12/12/2022 (b)	84,000	83,958
Whiting Petroleum Corp., 5.75%, 3/15/2021 (h)	210,000	215,512
6.25%, 4/1/2023 (h)	275,000	282,219
6.63%, 1/15/2026 (b)	95,000	96,900
Williams Cos., Inc. (The),
Series A, 7.50%, 1/15/2031	220,000	268,950
5.75%, 6/24/2044	195,000	208,163
WPX Energy, Inc., 5.25%, 9/15/2024	205,000	204,293

		55,602,696

Corporate Bonds (continued)

	Principal Amount	Value

Personal Products 0.0%†
Edgewell Personal Care Co., 4.70%, 5/24/2022	$265,000	$271,625

Pharmaceuticals 0.9%
AstraZeneca plc, 2.38%, 6/12/2022	7,205,000	7,119,555
Endo Dac, 6.00%, 7/15/2023 (b)	595,000	467,075
Endo Finance LLC, 5.38%, 1/15/2023 (b)	225,000	175,500
Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/2019	7,730,000	7,660,017
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/2023 (b)	90,000	82,350
5.88%, 5/15/2023 (b)	700,000	649,250
5.50%, 11/1/2025 (b)	350,000	356,125

		16,509,872

Professional Services 0.0%†
IHS Markit Ltd., 5.00%, 11/1/2022 (b)	485,000	525,837
Jaguar Holding Co. II, 6.38%, 8/1/2023 (b)	160,000	161,600

		687,437

Real Estate Management & Development 0.0%†
China Evergrande Group,
Reg. S, 8.75%, 6/28/2025	200,000	207,287
Realogy Group LLC, 4.50%, 4/15/2019 (b)	145,000	146,994

		354,281

Road & Rail 0.2%
Avis Budget Car Rental LLC, 5.25%, 3/15/2025 (b)(h)	135,000	133,650
Hertz Corp. (The), 5.88%, 10/15/2020	160,000	160,400
7.63%, 6/1/2022 (b)	100,000	104,750
5.50%, 10/15/2024 (b)(h)	755,000	681,387
Kazakhstan Temir Zholy National Co. JSC, 4.85%, 11/17/2027 (b)	332,000	346,022
Park Aerospace Holdings Ltd., 5.25%, 8/15/2022 (b)	1,155,000	1,147,781
5.50%, 2/15/2024 (b)	575,000	570,688

		3,144,678

Semiconductors & Semiconductor Equipment 1.1%
Amkor Technology, Inc., 6.38%, 10/1/2022	215,000	221,880
Broadcom Corp., 2.38%, 1/15/2020 (b)	7,420,000	7,369,820
2.65%, 1/15/2023 (b)	12,445,000	11,997,065
Micron Technology, Inc., 5.50%, 2/1/2025	115,000	120,319
5.63%, 1/15/2026 (b)	95,000	99,987
NXP BV, 4.13%, 6/1/2021 (b)	205,000	209,100

19

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Semiconductors & Semiconductor Equipment (continued)
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/2026 (b)	$240,000	$261,000

		20,279,171

Software 0.3%
Infor Software Parent LLC Cash, 7.12%, 5/1/2021 (b)(c)	285,000	291,412
j2 Cloud Services LLC, 6.00%, 7/15/2025 (b)	250,000	263,125
Nuance Communications, Inc., 5.38%, 8/15/2020 (b)	87,000	88,196
6.00%, 7/1/2024	475,000	509,438
Open Text Corp., 5.88%, 6/1/2026 (b)	370,000	398,675
Oracle Corp., 4.00%, 7/15/2046	3,925,000	4,176,243
Symantec Corp., 5.00%, 4/15/2025 (b)	165,000	171,600

		5,898,689

Specialty Retail 0.0%†
PetSmart, Inc., 5.88%, 6/1/2025 (b)	70,000	53,725

Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc., 3.20%, 5/11/2027	8,375,000	8,481,364
4.65%, 2/23/2046	7,015,000	8,214,808
Dell International LLC, 4.42%, 6/15/2021 (b)	12,010,000	12,514,651
5.88%, 6/15/2021 (b)	440,000	456,500
6.02%, 6/15/2026 (b)	5,300,000	5,843,878
EMC Corp., 1.88%, 6/1/2018	605,000	602,123
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	5,975,000	6,308,029
Western Digital Corp., 10.50%, 4/1/2024	470,000	544,613

		42,965,966

Textiles, Apparel & Luxury Goods 0.0%†
Hanesbrands, Inc., 4.88%, 5/15/2026 (b)	85,000	87,125

Trading Companies & Distributors 0.1%
Aircastle Ltd., 4.63%, 12/15/2018	475,000	482,719
6.25%, 12/1/2019	280,000	295,400
5.13%, 3/15/2021	145,000	152,431
5.50%, 2/15/2022	230,000	246,388
5.00%, 4/1/2023	115,000	121,181
HD Supply, Inc., 5.75%, 4/15/2024 (b)	315,000	334,687
United Rentals North America, Inc., 4.63%, 7/15/2023	50,000	51,694
5.75%, 11/15/2024	195,000	205,237

		1,889,737

Corporate Bonds (continued)

	Principal Amount	Value

Wireless Telecommunication Services 0.2%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	$142,000	$148,390
SoftBank Group Corp., 4.50%, 4/15/2020 (b)	360,000	367,751
Sprint Communications, Inc., 9.00%, 11/15/2018 (b)	150,000	157,890
6.00%, 11/15/2022	205,000	205,000
Sprint Corp., 7.88%, 9/15/2023	345,000	367,425
7.13%, 6/15/2024	695,000	707,163
T-Mobile USA, Inc., 6.13%, 1/15/2022	240,000	247,560
6.00%, 3/1/2023	515,000	539,205
6.00%, 4/15/2024	120,000	127,200
Wind Tre SpA, 5.00%, 1/20/2026 (b)(h)	610,000	573,717

		3,441,301

Total Corporate Bonds (cost $553,969,263)		565,606,501

Foreign Government Securities 2.4%
ARGENTINA 0.1%
Republic of Argentina, 8.28%, 12/31/2033 (h)	336,489	396,721
2.50%, 12/31/2038 (i)	1,490,000	1,095,373
Reg. S, 7.13%, 6/28/2117	67,000	69,044

		1,561,138

BAHRAIN 0.0%†
Kingdom of Bahrain,
Reg. S, 6.75%, 9/20/2029	200,000	197,047

BELIZE 0.0%†
Belize Government Bond,
Reg. S, 4.94%, 2/20/2034 (i)	218,000	129,437

BERMUDA 0.0%†
Bermuda Government Bond, 4.85%, 2/6/2024 (b)	200,000	216,574
Reg. S, 3.72%, 1/25/2027	200,000	202,250

		418,824

BRAZIL 0.1%
Brazil Minas SPE via State of Minas Gerais,
Reg. S, 5.33%, 2/15/2028	200,000	202,500
Federative Republic of Brazil, 4.63%, 1/13/2028	200,000	200,900
5.63%, 1/7/2041	430,000	439,245
5.00%, 1/27/2045	200,000	186,400

		1,029,045

CANADA 0.7%
Export Development Canada, 1.00%, 11/1/2018	3,250,000	3,225,962
Province of New Brunswick, 2.75%, 6/15/2018	5,000,000	5,022,254

20

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

CANADA (continued)
Province of Ontario, 2.00%, 1/30/2019	$4,000,000	$3,999,831

		12,248,047

COLOMBIA 0.1%
Republic of Colombia, 3.88%, 4/25/2027	270,000	274,860
7.38%, 9/18/2037	132,000	178,332
6.13%, 1/18/2041	370,000	446,775

		899,967

COSTA RICA 0.0%†
Republic of Costa Rica, 7.16%, 3/12/2045 (b)	438,000	459,900

		459,900

CROATIA 0.1%
Republic of Croatia,
Reg. S, 6.75%, 11/5/2019	230,000	246,836
Reg. S, 6.63%, 7/14/2020	600,000	653,411
Reg. S, 6.38%, 3/24/2021	200,000	219,800
Reg. S, 5.50%, 4/4/2023	440,000	485,100
Reg. S, 6.00%, 1/26/2024	250,000	285,020

		1,890,167

DOMINICAN REPUBLIC 0.0%†
Dominican Republic Bond,
Reg. S, 7.45%, 4/30/2044	200,000	238,500

ECUADOR 0.0%†
Republic of Ecuador,
Reg. S, 9.63%, 6/2/2027	200,000	229,000

EGYPT 0.0%†
Arab Republic of Egypt,
Reg. S, 7.50%, 1/31/2027	300,000	331,589
Reg. S, 6.88%, 4/30/2040	200,000	201,474
Reg. S, 8.50%, 1/31/2047	200,000	229,620

		762,683

EL SALVADOR 0.1%
Republic of El Salvador,
Reg. S, 6.38%, 1/18/2027	325,000	330,687
Reg. S, 8.63%, 2/28/2029	292,000	341,640
Reg. S, 7.63%, 2/1/2041	150,000	162,750

		835,077

GHANA 0.0%†
Republic of Ghana,
Reg. S, 10.75%, 10/14/2030	330,000	453,941

HUNGARY 0.0%†
Hungary Government Bond, 7.63%, 3/29/2041	280,000	438,634

Foreign Government Securities (continued)

	Principal Amount	Value

INDONESIA 0.0%†
Republic of Indonesia,
Reg. S, 7.75%, 1/17/2038	$185,000	$264,569
Reg. S, 5.25%, 1/17/2042	260,000	291,036
4.35%, 1/11/2048	200,000	202,907

		758,512

IVORY COAST 0.1%
Republic of Cote d’Ivoire,
Reg. S, 5.75%, 12/31/2032 (i)	1,071,150	1,068,918

JAMAICA 0.0%†
Jamaica Government Bond, 6.75%, 4/28/2028	200,000	226,500

JAPAN 0.6%
Japan Bank for International Cooperation, 2.38%, 11/16/2022	11,220,000	11,098,917

JORDAN 0.0%†
Hashemite Kingdom of Jordan,
Reg. S, 6.13%, 1/29/2026	200,000	205,750

LEBANON 0.0%†
Lebanon Government Bond,
Reg. S, 6.85%, 3/23/2027	45,000	43,439
Reg. S, 6.65%, 2/26/2030	145,000	133,491

		176,930

MEXICO 0.0%†
United Mexican States, 5.75%, 10/12/2110	550,000	585,750

MONGOLIA 0.0%†
Mongolia Government Bond,
Reg. S, 10.88%, 4/6/2021	200,000	234,844
Reg. S, 8.75%, 3/9/2024	200,000	230,314

		465,158

MOROCCO 0.0%†
Kingdom of Morocco,
Reg. S, 5.50%, 12/11/2042	200,000	226,620

NIGERIA 0.1%
Federal Republic of Nigeria, 5.63%, 6/27/2022	200,000	207,300
Reg. S, 6.50%, 11/28/2027	200,000	208,405
Reg. S, 7.88%, 2/16/2032	400,000	451,760

		867,465

OMAN 0.0%†
Oman Government Bond,
Reg. S, 6.50%, 3/8/2047	200,000	200,290

PANAMA 0.0%†
Republic of Panama, 8.88%, 9/30/2027	400,000	580,000

21

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Value

RUSSIA 0.1%
Russian Federal Bond — OFZ,
Reg. S, 4.25%, 6/23/2027	$600,000	$617,700
Reg. S, 5.88%, 9/16/2043	200,000	231,960

		849,660

SAUDI ARABIA 0.0%†
Kingdom of Saudi Arabia,
Reg. S, 2.88%, 3/4/2023	200,000	196,604

SERBIA 0.0%†
Republic of Serbia,
Reg. S, 4.88%, 2/25/2020	200,000	207,500
Reg. S, 7.25%, 9/28/2021 (h)	350,000	400,146
Reg. S, 6.75%, 11/1/2024 (i)	127,166	129,297

		736,943

SOUTH AFRICA 0.0%†
Republic of South Africa, 5.65%, 9/27/2047 (h)	400,000	408,200

SRI LANKA 0.1%
Democratic Socialist Republic of Sri Lanka,
Reg. S, 6.85%, 11/3/2025	637,000	702,766
Reg. S, 6.83%, 7/18/2026	200,000	220,063

		922,829

TURKEY 0.1%
Export Credit Bank of Turkey,
Reg. S, 5.38%, 2/8/2021	200,000	204,528
5.38%, 10/24/2023 (b)	200,000	202,110
Republic of Turkey, 7.50%, 11/7/2019	210,000	225,435
6.25%, 9/26/2022	200,000	217,041
6.00%, 3/25/2027 (h)	750,000	798,537

		1,647,651

UKRAINE 0.1%
Ukraine Government Bond, 7.75%, 9/1/2020 (b)	117,000	123,893
7.75%, 9/1/2023 (b)	114,000	120,931
7.75%, 9/1/2023 (h)	110,000	116,688
Reg. S, 7.75%, 9/1/2025 (h)	130,000	135,593
Reg. S, 7.75%, 9/1/2026	380,000	392,365
Reg. S, 7.75%, 9/1/2027	250,000	258,064
Reg. S, 7.38%, 9/25/2032 (h)	200,000	196,578
0.00%, 5/31/2040 (a)(b)	228,000	125,445
Ukreximbank Via Biz Finance plc, 9.63%, 4/27/2022 (b)	240,000	256,272

		1,725,829

URUGUAY 0.0%†
Oriental Republic of Uruguay, 5.10%, 6/18/2050	368,273	408,783

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.0%†
Bolivarian Republic of Venezuela,
Reg. S, 8.25%, 10/13/2024	372,300	74,460

Foreign Government Securities (continued)

	Principal Amount	Value

ZAMBIA 0.0%†
Republic of Zambia,
Reg. S, 8.50%, 4/14/2024	$400,000	$441,728

Total Foreign Government Securities (cost $44,542,672)		45,664,904

Mortgage-Backed Securities 29.2%
FHLMC Gold Pool
Pool# G1302 5.00%, 4/1/2023	4,463	4,685
Pool# G13122 5.00%, 4/1/2023	1,785	1,871
Pool# G13225 5.00%, 6/1/2023	40,376	42,378
Pool# J08443 5.00%, 7/1/2023	22,093	23,132
Pool# C90699 5.00%, 8/1/2023	140,384	150,855
Pool# Z60021 5.00%, 9/1/2023	420,133	451,470
Pool# Z60024 5.00%, 1/1/2025	242,902	261,019
Pool# Z60031 5.50%, 7/1/2025	480,863	525,252
Pool# C91128 5.50%, 12/1/2027	15,881	17,347
Pool# C91175 5.00%, 5/1/2028	1,483,370	1,594,012
Pool# C91317 5.00%, 7/1/2030	215,127	232,345
Pool# G30698 5.00%, 7/1/2031	94,095	101,114
Pool# G16093 3.00%, 2/1/2032	1,976,118	2,013,901
Pool# G30795 5.00%, 7/1/2032	521,659	561,426
Pool# C69707 5.50%, 8/1/2032	1,315	1,436
Pool# A14186 5.50%, 10/1/2033	802	889
Pool# C0164 5.50%, 11/1/2033	9,196	10,199
Pool# A24611 4.50%, 6/1/2034	2,907	3,104
Pool# A23854 5.50%, 6/1/2034	4,428	4,847
Pool# G08084 4.50%, 10/1/2035	33,051	35,261
Pool# A39572 5.00%, 11/1/2035	32,816	35,474
Pool# A39584 5.50%, 11/1/2035	17,604	19,518
Pool# A41399 5.50%, 12/1/2035	122,581	135,303
Pool# A49058 5.50%, 5/1/2036	94,312	103,018
Pool# A61562 5.50%, 10/1/2036	212,877	236,001

22

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# A52983 5.50%, 10/1/2036	$40,433	$44,434
Pool# G02379 6.00%, 10/1/2036	5,855	6,595
Pool# G02561 5.50%, 2/1/2037	23,466	25,783
Pool# A57475 5.50%, 2/1/2037	1,685	1,869
Pool# G03400 5.50%, 3/1/2037	95,148	105,290
Pool# A58420 5.50%, 3/1/2037	2,840	3,140
Pool# A60064 5.50%, 4/1/2037	46,392	51,293
Pool# G02791 5.50%, 4/1/2037	2,186	2,416
Pool# A60070 5.00%, 5/1/2037	934	1,004
Pool# G05521 5.50%, 5/1/2037	622,077	692,157
Pool# G02976 5.50%, 6/1/2037	19,418	21,455
Pool# G08204 5.50%, 6/1/2037	4,014	4,439
Pool# G08210 6.00%, 7/1/2037	43,377	48,805
Pool# A65518 6.00%, 9/1/2037	27,448	30,689
Pool# G03432 5.50%, 11/1/2037	24,070	26,615
Pool# A68546 5.50%, 11/1/2037	14,695	16,211
Pool# A70591 5.50%, 12/1/2037	35,423	39,137
Pool# A69653 5.50%, 12/1/2037	7,529	8,302
Pool# G03616 6.00%, 12/1/2037	10,262	11,531
Pool# A71604 5.50%, 1/1/2038	95,095	104,439
Pool# A72378 5.50%, 1/1/2038	77,121	85,049
Pool# A71374 5.50%, 1/1/2038	6,514	7,116
Pool# G03927 5.50%, 1/1/2038	5,987	6,612
Pool# G03812 5.50%, 2/1/2038	365,469	403,640
Pool# A73996 5.50%, 2/1/2038	161,813	178,636
Pool# G03964 5.50%, 2/1/2038	38,216	42,265
Pool# A72499 6.00%, 2/1/2038	4,357	4,879
Pool# A75432 5.50%, 3/1/2038	65,255	71,279
Pool# G04220 5.50%, 3/1/2038	9,670	10,685
Pool# G08256 5.50%, 3/1/2038	5,022	5,551

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G04156 6.00%, 3/1/2038	$9,696	$10,895
Pool# A76127 5.50%, 4/1/2038	223,464	245,163
Pool# A75830 5.50%, 4/1/2038	116,060	129,025
Pool# A76483 5.50%, 4/1/2038	85,599	94,568
Pool# G04248 5.50%, 4/1/2038	82,442	90,953
Pool# G08263 5.50%, 4/1/2038	6,147	6,796
Pool# A76211 6.00%, 4/1/2038	1,489	1,665
Pool# G04287 5.00%, 5/1/2038	51,689	55,762
Pool# A77796 5.50%, 5/1/2038	271,907	299,719
Pool# G04305 5.50%, 5/1/2038	128,237	141,486
Pool# A77208 5.50%, 5/1/2038	10,592	11,653
Pool# A76939 5.50%, 5/1/2038	6,841	7,487
Pool# A77057 5.50%, 5/1/2038	5,089	5,584
Pool# G04359 5.50%, 6/1/2038	119,715	132,261
Pool# A77937 5.50%, 6/1/2038	56,474	61,687
Pool# A78624 5.50%, 6/1/2038	53,110	58,689
Pool# G04458 5.50%, 6/1/2038	29,874	33,006
Pool# A77648 5.50%, 6/1/2038	1,613	1,762
Pool# A78076 6.00%, 6/1/2038	22,910	25,610
Pool# A78454 6.00%, 6/1/2038	10,635	11,937
Pool# G05956 5.50%, 7/1/2038	438,411	484,596
Pool# A79018 5.50%, 7/1/2038	35,552	39,283
Pool# G04471 5.50%, 7/1/2038	33,869	37,398
Pool# A78982 5.50%, 7/1/2038	21,932	24,062
Pool# A79816 5.50%, 7/1/2038	10,077	11,007
Pool# A79509 5.50%, 7/1/2038	5,265	5,807
Pool# A79806 5.50%, 7/1/2038	1,908	2,084
Pool# A80779 5.50%, 8/1/2038	19,661	21,476
Pool# G04817 5.00%, 9/1/2038	92,728	100,954
Pool# A82609 5.50%, 9/1/2038	14,869	16,241

23

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# A81743 5.50%, 9/1/2038	$14,323	$15,645
Pool# A82093 5.50%, 9/1/2038	11,593	12,663
Pool# A82207 5.50%, 9/1/2038	707	780
Pool# G04847 5.50%, 10/1/2038	41,808	46,221
Pool# G05979 5.50%, 10/1/2038	9,283	10,259
Pool# A82703 5.50%, 10/1/2038	5,687	6,256
Pool# A82656 5.50%, 10/1/2038	3,627	3,976
Pool# A82787 5.50%, 11/1/2038	546,053	599,910
Pool# A82757 5.50%, 11/1/2038	94,453	103,173
Pool# A83032 5.50%, 11/1/2038	9,429	10,300
Pool# A83071 5.50%, 11/1/2038	2,313	2,527
Pool# A83066 5.50%, 11/1/2038	1,316	1,443
Pool# G05337 5.50%, 12/1/2038	188,218	208,286
Pool# A83596 5.50%, 12/1/2038	53,205	58,130
Pool# G08314 5.50%, 1/1/2039	19,055	20,978
Pool# G08331 4.50%, 2/1/2039	4,133	4,406
Pool# G08323 5.00%, 2/1/2039	101,439	110,422
Pool# A84417 5.50%, 2/1/2039	18,663	20,397
Pool# G05300 5.50%, 2/1/2039	5,811	6,404
Pool# A84655 4.50%, 3/1/2039	255,998	272,246
Pool# G05841 5.50%, 4/1/2039	10,654	11,671
Pool# A86968 4.50%, 6/1/2039	19,958	21,283
Pool# G05472 4.50%, 6/1/2039	7,575	8,083
Pool# A87250 5.00%, 6/1/2039	163,275	177,892
Pool# A87679 5.00%, 8/1/2039	99,351	107,558
Pool# G07021 5.00%, 9/1/2039	227,900	248,096
Pool# A89385 4.50%, 10/1/2039	8,894	9,489
Pool# G05684 5.50%, 10/1/2039	72,499	80,030
Pool# G06020 5.50%, 12/1/2039	404,010	446,478
Pool# V80890 5.50%, 12/1/2039	308,196	340,847

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G05813 6.00%, 12/1/2039	$20,442	$22,911
Pool# G05923 5.50%, 2/1/2040	46,305	51,191
Pool# G06031 5.50%, 3/1/2040	15,931	17,612
Pool# A91997 5.00%, 4/1/2040	80,436	87,640
Pool# G05849 4.50%, 5/1/2040	507,146	541,147
Pool# G06193 5.50%, 5/1/2040	69,176	76,429
Pool# G08402 5.00%, 6/1/2040	106,679	116,105
Pool# A92458 5.00%, 6/1/2040	38,505	41,955
Pool# A92764 5.50%, 6/1/2040	44,851	49,605
Pool# C03486 4.50%, 7/1/2040	5,839	6,230
Pool# G06412 5.50%, 7/1/2040	841,430	928,298
Pool# C03531 4.00%, 10/1/2040	1,016,644	1,067,352
Pool# A94833 4.00%, 11/1/2040	3,184,696	3,374,581
Pool# A95230 4.00%, 12/1/2040	1,160,991	1,227,626
Pool# A96634 4.50%, 2/1/2041	236,881	252,546
Pool# G08443 4.50%, 4/1/2041	728,466	777,239
Pool# A97942 4.50%, 4/1/2041	219,594	234,303
Pool# Q00876 4.50%, 5/1/2041	1,041,202	1,110,976
Pool# Q00950 5.00%, 5/1/2041	496,244	535,829
Pool# Q01198 5.50%, 6/1/2041	30,660	33,515
Pool# G06956 4.50%, 8/1/2041	934,305	996,881
Pool# Z40047 4.00%, 10/1/2041	271,194	284,692
Pool# Q06344 4.00%, 2/1/2042	2,607,285	2,752,964
Pool# G08479 3.50%, 3/1/2042	393,531	406,115
Pool# C03795 3.50%, 4/1/2042	2,596,570	2,679,605
Pool# Q08997 3.50%, 6/1/2042	792,592	817,938
Pool# Q09004 3.50%, 6/1/2042	592,343	611,246
Pool# C04008 4.00%, 6/1/2042	891,204	935,682
Pool# C09004 3.50%, 7/1/2042	911,189	940,330
Pool# G08500 3.50%, 7/1/2042	542,300	559,643

24

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G07083 4.00%, 7/1/2042	$408,087	$432,357
Pool# Z40054 4.00%, 7/1/2042	344,307	361,466
Pool# Q09896 3.50%, 8/1/2042	467,558	482,489
Pool# Q11348 3.50%, 9/1/2042	1,528,146	1,577,021
Pool# Q11095 3.50%, 9/1/2042	405,642	418,615
Pool# Q12143 3.50%, 10/1/2042	254,668	262,792
Pool# G07155 4.00%, 10/1/2042	667,327	700,510
Pool# Q13765 4.00%, 12/1/2042	366,935	388,706
Pool# Q17389 3.50%, 4/1/2043	1,022,687	1,056,842
Pool# Q16893 3.50%, 4/1/2043	423,452	437,718
Pool# Q18305 3.50%, 5/1/2043	328,949	339,445
Pool# Q19476 3.50%, 6/1/2043	438,074	452,079
Pool# Q19480 4.00%, 6/1/2043	2,479,836	2,617,761
Pool# G07459 3.50%, 8/1/2043	993,446	1,025,204
Pool# G08541 3.50%, 8/1/2043	889,370	917,802
Pool# Q20857 3.50%, 8/1/2043	669,426	691,670
Pool# Q20860 3.50%, 8/1/2043	310,536	320,463
Pool# V80509 4.00%, 10/1/2043	406,881	428,644
Pool# G08558 4.00%, 11/1/2043	191,800	200,905
Pool# G08559 4.50%, 11/1/2043	1,092,745	1,163,505
Pool# G08582 4.00%, 4/1/2044	292,303	305,851
Pool# G08583 4.50%, 4/1/2044	400,840	426,403
Pool# Q26367 4.00%, 5/1/2044	188,848	199,267
Pool# G08596 4.50%, 7/1/2044	1,264,444	1,345,276
Pool# G07943 4.50%, 8/1/2044	11,347	12,075
Pool# G07964 5.00%, 8/1/2044	391,640	425,796
Pool# Q45219 3.50%, 1/1/2045	1,430,210	1,472,422
Pool# G07961 3.50%, 3/1/2045	991,353	1,022,536
Pool# G08633 4.00%, 3/1/2045	3,369,291	3,523,744
Pool# Q32070 4.00%, 3/1/2045	960,391	1,004,410

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G08636 3.50%, 4/1/2045	$2,977,040	$3,061,788
Pool# Q35164 4.00%, 5/1/2045	950,680	994,598
Pool# Q33869 4.00%, 6/1/2045	615,126	643,325
Pool# G08659 3.50%, 8/1/2045	1,010,371	1,039,107
Pool# V81992 4.00%, 10/1/2045	2,691,873	2,815,060
Pool# Q36814 4.00%, 10/1/2045	1,747,730	1,827,784
Pool# G08672 4.00%, 10/1/2045	1,430,081	1,495,577
Pool# G08676 3.50%, 11/1/2045	2,390,987	2,459,021
Pool# G08681 3.50%, 12/1/2045	1,061,552	1,091,757
Pool# G08686 3.00%, 1/1/2046	494,871	495,556
Pool# Q38473 4.00%, 1/1/2046	1,928,452	2,016,806
Pool# Q38470 4.00%, 1/1/2046	1,081,076	1,130,564
Pool# V82196 4.50%, 1/1/2046	358,627	384,967
Pool# G08699 4.00%, 3/1/2046	1,547,012	1,617,839
Pool# G08700 4.50%, 3/1/2046	602,553	640,336
Pool# Q40718 3.50%, 5/1/2046	1,677,126	1,724,869
Pool# G08706 3.50%, 5/1/2046	727,321	748,032
Pool# G08708 4.50%, 5/1/2046	145,900	155,057
Pool# Q45458 4.00%, 8/1/2046	2,494,578	2,609,034
Pool# G60782 3.00%, 10/1/2046	3,176,828	3,181,226
Pool# G60724 3.00%, 10/1/2046	3,016,356	3,022,283
Pool# G08735 4.50%, 10/1/2046	464,960	494,198
Pool# Q44452 3.00%, 11/1/2046	3,388,740	3,392,381
Pool# G08737 3.00%, 12/1/2046	434,992	435,436
Pool# G08741 3.00%, 1/1/2047	2,962,887	2,965,764
Pool# V82942 3.00%, 2/1/2047	3,983,518	3,988,830
Pool# G08747 3.00%, 2/1/2047	3,798,185	3,801,351
Pool# Q46279 3.50%, 2/1/2047	2,903,884	2,986,612
Pool# Q46251 4.00%, 2/1/2047	1,368,482	1,431,197
Pool# Q46236 4.50%, 2/1/2047	864,758	918,989

25

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# G08753 4.50%, 2/1/2047	$461,065	$490,037
Pool# Q46310 4.50%, 2/1/2047	20,408	21,703
Pool# Q46860 3.00%, 3/1/2047	257,764	258,068
Pool# G08756 3.00%, 4/1/2047	692,133	692,770
Pool# G08762 4.00%, 5/1/2047	4,322,634	4,520,507
Pool# V83204 4.50%, 5/1/2047	1,095,996	1,165,098
Pool# G08767 4.00%, 6/1/2047	4,686,541	4,901,258
Pool# G08768 4.50%, 6/1/2047	1,095,532	1,164,490
Pool# G08770 3.50%, 7/1/2047	1,444,086	1,485,227
Pool# G08774 3.50%, 8/1/2047	1,605,208	1,650,940
Pool# G08775 4.00%, 8/1/2047	4,016,363	4,200,430
Pool# Q50962 3.50%, 9/1/2047	3,123,242	3,212,219
Pool# G08784 3.50%, 10/1/2047	1,605,021	1,650,748
Pool# Q51644 3.50%, 10/1/2047	871,058	895,874
Pool# G08789 4.00%, 11/1/2047	2,647,670	2,772,274
FHLMC TBA
3.00%, 1/15/2029	10,755,000	10,950,754
4.00%, 9/15/2043	19,065,000	19,936,330
3.50%, 6/15/2044	31,095,000	31,932,308
FNMA Pool
Pool# 709835 5.00%, 6/1/2018	42,000	42,757
Pool# 730339 5.00%, 9/1/2018	18,694	19,031
Pool# 687533 5.00%, 11/1/2018	9,480	9,651
Pool# 748029 5.00%, 12/1/2018	655	667
Pool# 770160 5.00%, 4/1/2019	143,267	145,849
Pool# 845488 5.00%, 6/1/2021	1,156	1,177
Pool# 254175 5.50%, 12/1/2021	20,977	22,961
Pool# 969941 5.00%, 3/1/2023	11,272	11,475
Pool# 254690 5.50%, 4/1/2023	56,455	61,795
Pool# 982885 5.00%, 5/1/2023	5,027	5,253
Pool# 254797 5.00%, 6/1/2023	167,151	179,446
Pool# 975884 5.00%, 6/1/2023	1,647	1,681
Pool# 254764 5.50%, 6/1/2023	121,997	133,537

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 987214 5.00%, 7/1/2023	$814	$854
Pool# 254880 4.50%, 8/1/2023	63,342	67,444
Pool# 987456 5.00%, 8/1/2023	9,459	9,662
Pool# 976243 5.00%, 8/1/2023	3,783	3,961
Pool# 965102 5.00%, 9/1/2023	1,828	1,861
Pool# 254911 5.00%, 10/1/2023	31,772	34,109
Pool# 254985 5.00%, 11/1/2023	423,395	454,537
Pool# 255582 5.00%, 1/1/2025	2,248	2,414
Pool# 255627 5.00%, 2/1/2025	218,084	234,157
Pool# 255667 5.00%, 3/1/2025	2,993	3,214
Pool# 255713 4.50%, 4/1/2025	65,508	69,751
Pool# 255892 5.00%, 9/1/2025	379,361	407,528
Pool# AB1939 3.50%, 12/1/2025	1,339,326	1,385,312
Pool# AB2050 3.50%, 1/1/2026	560,108	578,910
Pool# 256170 5.00%, 3/1/2026	286,023	307,061
Pool# 256294 5.00%, 5/1/2026	1,222	1,311
Pool# AX5306 3.50%, 1/1/2027	410,364	423,686
Pool# 256639 5.00%, 2/1/2027	294,687	316,362
Pool# 256640 5.50%, 3/1/2027	21,075	23,069
Pool# 256676 5.50%, 4/1/2027	20,074	21,979
Pool# 256820 5.00%, 7/1/2027	173,899	186,690
Pool# AP7517 3.00%, 9/1/2027	1,150,776	1,175,342
Pool# 256896 5.50%, 9/1/2027	300,532	328,961
Pool# 257075 5.50%, 2/1/2028	341,961	377,373
Pool# 889278 5.50%, 4/1/2028	509,159	557,512
Pool# 257282 5.50%, 7/1/2028	95,791	104,853
Pool# 257367 5.50%, 9/1/2028	33,729	36,930
Pool# 257451 5.50%, 11/1/2028	7,364	8,060
Pool# 995477 5.50%, 1/1/2029	21,062	23,063
Pool# MA0082 5.00%, 5/1/2029	318,934	344,986

26

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# MA0097 5.00%, 6/1/2029	$58,577	$62,957
Pool# AL8062 5.50%, 6/1/2029	546,302	597,979
Pool# AS3118 3.00%, 8/1/2029	403,957	412,335
Pool# MA0295 5.00%, 1/1/2030	369,925	397,716
Pool# AX9538 3.00%, 2/1/2030	1,726,280	1,762,083
Pool# AS4466 3.00%, 2/1/2030	1,275,676	1,302,450
Pool# 932716 5.00%, 4/1/2030	11,925	12,812
Pool# AL7415 5.50%, 4/1/2030	91,063	99,677
Pool# MA0436 5.50%, 4/1/2030	38,146	41,787
Pool# AY4218 3.00%, 5/1/2030	1,209,979	1,235,058
Pool# AL6763 3.00%, 5/1/2030	983,899	1,004,253
Pool# AS5240 3.00%, 6/1/2030	1,145,680	1,169,465
Pool# AZ0886 3.00%, 7/1/2030	983,523	1,003,931
Pool# AL6317 5.00%, 9/1/2030	404,628	434,530
Pool# 890710 3.00%, 2/1/2031	713,829	727,460
Pool# MA2596 3.00%, 4/1/2031	537,605	547,870
Pool# BM1177 3.00%, 12/1/2031	1,517,590	1,549,499
Pool# AS9505 3.00%, 4/1/2032	1,360,015	1,385,984
Pool# AS9520 3.50%, 4/1/2032	2,753,242	2,846,538
Pool# MA3060 3.00%, 7/1/2032	743,205	757,397
Pool# 676643 5.00%, 1/1/2033	80,505	87,280
Pool# 720679 5.00%, 6/1/2033	9,200	9,993
Pool# 310100 5.00%, 8/1/2033	183,105	198,970
Pool# 738166 5.00%, 9/1/2033	2,928	3,179
Pool# 725027 5.00%, 11/1/2033	230,124	249,974
Pool# 745944 5.00%, 12/1/2033	68,333	74,237
Pool# 725422 5.00%, 4/1/2034	46,339	50,341
Pool# 985615 5.50%, 4/1/2034	163,433	180,999
Pool# 801596 5.50%, 10/1/2034	57,234	63,437
Pool# 794978 5.50%, 10/1/2034	45,770	50,750

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AC2387 5.00%, 1/1/2035	$7,190	$7,809
Pool# 735141 5.50%, 1/1/2035	331,992	368,279
Pool# AD0308 5.00%, 3/1/2035	487,204	529,646
Pool# 735403 5.00%, 4/1/2035	356,558	387,334
Pool# 735382 5.00%, 4/1/2035	108,443	117,803
Pool# 255706 5.50%, 5/1/2035	2,446	2,693
Pool# 735581 5.00%, 6/1/2035	1,017,550	1,105,169
Pool# 735795 5.00%, 6/1/2035	660,954	717,945
Pool# 735578 5.00%, 6/1/2035	186,449	202,529
Pool# 826201 5.00%, 7/1/2035	34,203	37,131
Pool# 735667 5.00%, 7/1/2035	5,175	5,621
Pool# 310099 5.00%, 8/1/2035	1,263,946	1,373,013
Pool# 190360 5.00%, 8/1/2035	400,323	434,941
Pool# 825753 5.50%, 8/1/2035	17,503	19,372
Pool# 834657 5.50%, 8/1/2035	2,653	2,937
Pool# 836018 5.50%, 9/1/2035	1,192	1,320
Pool# 735893 5.00%, 10/1/2035	190,206	206,617
Pool# 835482 5.50%, 10/1/2035	15,768	17,466
Pool# 863626 5.50%, 12/1/2035	49,331	54,013
Pool# 745275 5.00%, 2/1/2036	176,915	192,177
Pool# 865972 5.50%, 3/1/2036	16,062	17,683
Pool# 891588 5.50%, 5/1/2036	48,117	53,143
Pool# 885808 5.50%, 6/1/2036	944	1,034
Pool# 885367 5.00%, 7/1/2036	1,649	1,779
Pool# 745826 6.00%, 7/1/2036	5,016	5,654
Pool# AI6495 5.00%, 9/1/2036	530,343	575,838
Pool# 897267 5.50%, 10/1/2036	14,322	15,695
Pool# 899215 6.00%, 10/1/2036	21,005	23,746
Pool# 310107 5.00%, 11/1/2036	74,011	80,407
Pool# 831922 5.50%, 11/1/2036	3,872	4,283

27

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 903013 5.50%, 12/1/2036	$52,015	$57,503
Pool# 256513 5.50%, 12/1/2036	20,228	22,399
Pool# 920078 5.50%, 12/1/2036	7,811	8,624
Pool# 902752 5.50%, 12/1/2036	2,029	2,228
Pool# 906869 6.00%, 12/1/2036	84,569	94,475
Pool# 967685 5.50%, 1/1/2037	19,770	21,880
Pool# 888222 6.00%, 2/1/2037	15,156	17,166
Pool# 910242 5.00%, 3/1/2037	1,660	1,785
Pool# 914049 6.00%, 3/1/2037	75,046	84,773
Pool# 914752 5.50%, 4/1/2037	13,183	14,581
Pool# 918011 5.00%, 5/1/2037	72,022	77,639
Pool# 897640 5.50%, 5/1/2037	16,871	18,555
Pool# 917988 6.00%, 5/1/2037	19,927	22,273
Pool# 937788 5.00%, 6/1/2037	849	911
Pool# 899562 5.50%, 6/1/2037	12,130	13,376
Pool# 939984 6.00%, 6/1/2037	34,340	38,561
Pool# 915639 6.00%, 6/1/2037	21,070	23,538
Pool# 256822 5.00%, 7/1/2037	1,686	1,816
Pool# 938175 5.50%, 7/1/2037	5,684	6,267
Pool# 928483 6.00%, 7/1/2037	19,258	21,685
Pool# 942052 6.00%, 7/1/2037	13,732	15,480
Pool# 944526 6.00%, 7/1/2037	7,702	8,604
Pool# 899598 6.00%, 7/1/2037	4,083	4,590
Pool# AA0920 5.50%, 8/1/2037	1,059,120	1,171,523
Pool# 942290 5.50%, 8/1/2037	19,739	21,794
Pool# 945218 5.50%, 8/1/2037	5,242	5,741
Pool# 936895 6.00%, 8/1/2037	882	985
Pool# 888638 5.50%, 9/1/2037	28,626	31,653
Pool# 952277 5.50%, 9/1/2037	426	467
Pool# 952276 6.00%, 9/1/2037	74,562	83,524

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 933131 5.50%, 10/1/2037	$18,350	$20,143
Pool# 943640 5.50%, 10/1/2037	1,486	1,638
Pool# 946923 6.00%, 10/1/2037	43,107	48,380
Pool# 955770 6.00%, 10/1/2037	4,920	5,537
Pool# 960117 5.50%, 11/1/2037	448	494
Pool# 933166 6.00%, 11/1/2037	63,151	70,699
Pool# 959983 6.00%, 11/1/2037	29,697	33,320
Pool# 956411 6.00%, 11/1/2037	10,496	11,768
Pool# 977077 5.50%, 12/1/2037	81,656	90,561
Pool# 959454 5.50%, 12/1/2037	31,459	34,558
Pool# 967254 5.50%, 12/1/2037	26,306	28,862
Pool# 966419 6.00%, 12/1/2037	17,589	19,831
Pool# 929018 6.00%, 12/1/2037	11,621	13,025
Pool# 966664 5.50%, 1/1/2038	121,440	133,933
Pool# 961256 5.50%, 1/1/2038	29,196	32,215
Pool# 961311 5.50%, 1/1/2038	24,987	27,580
Pool# 961181 5.50%, 1/1/2038	10,270	11,332
Pool# 961348 6.00%, 1/1/2038	67,608	76,284
Pool# 965719 6.00%, 1/1/2038	7,121	7,974
Pool# 969776 5.50%, 2/1/2038	45,436	50,062
Pool# 972701 5.50%, 2/1/2038	19,625	21,627
Pool# 972404 5.50%, 2/1/2038	10,175	11,210
Pool# 960048 5.50%, 2/1/2038	1,114	1,220
Pool# 969757 5.50%, 2/1/2038	893	985
Pool# 962344 5.50%, 3/1/2038	258,679	285,010
Pool# 975186 5.50%, 3/1/2038	72,761	80,339
Pool# 973794 5.50%, 3/1/2038	45,722	50,264
Pool# 974674 5.50%, 3/1/2038	24,658	27,217
Pool# 961849 5.50%, 3/1/2038	19,085	21,031
Pool# 962371 5.50%, 3/1/2038	17,134	18,876

28

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 973775 5.50%, 3/1/2038	$10,412	$11,397
Pool# 953613 5.50%, 3/1/2038	2,492	2,745
Pool# 961992 6.00%, 3/1/2038	63,563	71,717
Pool# 979504 5.00%, 4/1/2038	25,383	27,305
Pool# 974532 5.00%, 4/1/2038	13,426	14,458
Pool# 933777 5.50%, 4/1/2038	7,374	8,149
Pool# 973726 6.00%, 4/1/2038	63,055	70,779
Pool# 983284 5.50%, 5/1/2038	200,795	219,789
Pool# 975127 5.50%, 5/1/2038	157,066	172,965
Pool# 975049 5.50%, 5/1/2038	92,576	101,354
Pool# 995048 5.50%, 5/1/2038	59,908	66,301
Pool# 970232 5.50%, 5/1/2038	3,474	3,803
Pool# 969268 5.50%, 5/1/2038	1,954	2,139
Pool# 889579 6.00%, 5/1/2038	42,169	47,535
Pool# 889509 6.00%, 5/1/2038	29,914	33,773
Pool# 984000 5.00%, 6/1/2038	28,357	30,938
Pool# 889561 5.50%, 6/1/2038	392,005	432,192
Pool# 929594 5.50%, 6/1/2038	77,545	84,891
Pool# 963774 5.50%, 6/1/2038	75,687	83,360
Pool# 995018 5.50%, 6/1/2038	51,096	56,492
Pool# 985559 5.50%, 6/1/2038	40,640	44,530
Pool# 979984 5.50%, 6/1/2038	21,797	23,985
Pool# 985731 5.50%, 6/1/2038	12,188	13,428
Pool# 976213 5.50%, 6/1/2038	5,805	6,360
Pool# 986519 5.50%, 6/1/2038	3,296	3,622
Pool# 963958 5.50%, 6/1/2038	659	726
Pool# 929714 5.50%, 7/1/2038	211,640	233,222
Pool# 934333 5.50%, 7/1/2038	61,713	68,018
Pool# 963975 5.50%, 7/1/2038	44,212	48,708
Pool# 986999 5.50%, 7/1/2038	27,499	30,124

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 934351 5.50%, 7/1/2038	$11,713	$12,901
Pool# 986245 5.50%, 7/1/2038	4,587	5,028
Pool# 929737 5.50%, 7/1/2038	1,239	1,363
Pool# 889962 5.50%, 8/1/2038	144,020	157,781
Pool# 929824 5.50%, 8/1/2038	28,933	31,875
Pool# 964970 5.50%, 8/1/2038	10,525	11,521
Pool# 975697 5.50%, 8/1/2038	7,074	7,762
Pool# 986062 5.50%, 8/1/2038	4,442	4,895
Pool# 983378 6.00%, 8/1/2038	22,698	25,542
Pool# 925973 6.00%, 8/1/2038	11,907	13,352
Pool# 889995 5.50%, 9/1/2038	195,903	216,315
Pool# 970818 5.50%, 9/1/2038	27,870	30,542
Pool# 986938 5.50%, 9/1/2038	5,132	5,654
Pool# 970650 5.50%, 10/1/2038	43,031	47,385
Pool# 990786 5.50%, 10/1/2038	29,214	32,196
Pool# 930071 6.00%, 10/1/2038	170,215	190,151
Pool# 992035 6.00%, 10/1/2038	5,599	6,254
Pool# 991002 6.00%, 10/1/2038	2,315	2,586
Pool# 995759 5.50%, 11/1/2038	245,260	269,244
Pool# 994637 5.50%, 11/1/2038	179,396	197,139
Pool# 985805 5.50%, 11/1/2038	66,787	73,850
Pool# 934665 5.50%, 11/1/2038	34,737	38,023
Pool# 934645 5.50%, 11/1/2038	32,303	35,400
Pool# 987994 5.50%, 11/1/2038	21,335	23,353
Pool# 970809 5.50%, 11/1/2038	9,758	10,773
Pool# AB0131 5.00%, 12/1/2038	11,505	12,494
Pool# 930253 5.50%, 12/1/2038	65,803	72,496
Pool# 970929 5.50%, 12/1/2038	48,293	53,172
Pool# 992944 5.50%, 12/1/2038	37,725	41,296
Pool# AA0694 5.50%, 12/1/2038	26,661	29,182

29

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 993055 5.50%, 12/1/2038	$21,292	$23,545
Pool# AD0385 5.50%, 12/1/2038	21,175	23,376
Pool# 991434 5.50%, 12/1/2038	18,892	20,843
Pool# 934249 5.50%, 12/1/2038	12,555	13,789
Pool# 992676 5.50%, 12/1/2038	10,830	11,854
Pool# 934231 5.00%, 1/1/2039	1,606	1,724
Pool# 993111 5.50%, 1/1/2039	18,892	20,679
Pool# 993100 5.50%, 1/1/2039	13,314	14,705
Pool# AA0187 5.50%, 1/1/2039	12,473	13,653
Pool# AA0729 5.50%, 2/1/2039	293,870	323,906
Pool# AA1638 5.50%, 2/1/2039	12,580	13,770
Pool# AD0306 5.50%, 3/1/2039	7,585	8,384
Pool# AA4463 4.50%, 4/1/2039	93,850	100,119
Pool# 935063 5.50%, 4/1/2039	75,438	83,116
Pool# 995845 5.50%, 4/1/2039	1,066	1,179
Pool# 995894 6.00%, 4/1/2039	165,688	186,768
Pool# 935075 6.00%, 4/1/2039	9,763	10,907
Pool# AB0733 4.50%, 6/1/2039	106,396	113,499
Pool# 995862 5.00%, 7/1/2039	50,103	54,027
Pool# AL0070 5.00%, 7/1/2039	42,900	46,197
Pool# AC0017 5.50%, 9/1/2039	11,662	12,851
Pool# AD0638 6.00%, 9/1/2039	56,806	64,191
Pool# AL2875 5.00%, 11/1/2039	196,123	212,200
Pool# 190399 5.50%, 11/1/2039	6,828	7,523
Pool# AD1656 4.50%, 3/1/2040	269,256	288,221
Pool# MA0389 5.50%, 4/1/2040	31,333	34,499
Pool# 190404 4.50%, 5/1/2040	124,611	133,390
Pool# AL0071 5.00%, 5/1/2040	105,719	113,827
Pool# AL0015 5.50%, 5/1/2040	426,832	470,791
Pool# AB1316 5.50%, 5/1/2040	76,670	83,922

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB1149 5.00%, 6/1/2040	$140,654	$151,812
Pool# AD6438 5.00%, 6/1/2040	8,561	9,241
Pool# AD7128 4.50%, 7/1/2040	8,969	9,611
Pool# AB1259 5.00%, 7/1/2040	472,162	509,335
Pool# AD6856 5.00%, 7/1/2040	4,344	4,681
Pool# AC9032 5.00%, 7/1/2040	3,973	4,268
Pool# AD8529 4.50%, 8/1/2040	927,724	994,540
Pool# AB1389 4.50%, 8/1/2040	548,221	587,768
Pool# AB1335 4.50%, 8/1/2040	213,271	228,677
Pool# AD5283 4.50%, 9/1/2040	32,597	34,941
Pool# AE0691 4.50%, 10/1/2040	77,545	82,832
Pool# AE5471 4.50%, 10/1/2040	7,381	7,913
Pool# AE2691 4.50%, 12/1/2040	2,054,073	2,202,281
Pool# AH3952 4.00%, 1/1/2041	3,070,156	3,224,608
Pool# AH1560 4.00%, 1/1/2041	428,897	450,648
Pool# AE0725 4.50%, 1/1/2041	111,911	119,983
Pool# AL0791 4.00%, 2/1/2041	559,164	591,574
Pool# AE0984 4.50%, 2/1/2041	24,072	25,811
Pool# AL5782 5.50%, 3/1/2041	394,596	436,906
Pool# AL0065 4.50%, 4/1/2041	877,700	940,914
Pool# AH9471 4.50%, 4/1/2041	573,897	613,053
Pool# AH4038 4.50%, 4/1/2041	540,076	581,585
Pool# AI0213 4.50%, 4/1/2041	240,350	257,659
Pool# AI1193 4.50%, 4/1/2041	98,985	106,125
Pool# AI0706 5.00%, 4/1/2041	91,321	98,449
Pool# AI2468 4.50%, 5/1/2041	867,566	930,213
Pool# AI4211 4.50%, 6/1/2041	481,829	516,315
Pool# AI3506 4.50%, 6/1/2041	34,731	37,406
Pool# AI8194 4.50%, 8/1/2041	623,054	667,650
Pool# 890603 5.00%, 8/1/2041	16,697	18,009

30

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB3505 4.00%, 9/1/2041	$1,765,662	$1,867,353
Pool# AJ1416 4.50%, 9/1/2041	689,163	738,813
Pool# AJ1414 4.50%, 9/1/2041	312,610	334,497
Pool# AL1319 4.50%, 10/1/2041	161,647	173,158
Pool# AJ5269 4.00%, 11/1/2041	2,601,545	2,731,640
Pool# AL1547 4.50%, 11/1/2041	121,558	130,167
Pool# AJ9278 3.50%, 12/1/2041	901,004	930,365
Pool# AB4102 3.50%, 12/1/2041	342,151	353,293
Pool# AJ7686 4.00%, 12/1/2041	3,530,135	3,733,428
Pool# AX5302 4.00%, 1/1/2042	749,389	786,891
Pool# AL1354 4.50%, 1/1/2042	1,255,639	1,345,629
Pool# AL4300 4.50%, 1/1/2042	381,844	409,282
Pool# AK2818 4.50%, 1/1/2042	334,595	357,908
Pool# AK2415 4.00%, 2/1/2042	877,410	921,496
Pool# AJ6790 4.50%, 2/1/2042	173,452	184,685
Pool# AK4520 4.00%, 3/1/2042	389,348	408,856
Pool# AK6743 4.00%, 3/1/2042	157,871	165,802
Pool# AK6568 3.50%, 4/1/2042	1,383,651	1,428,782
Pool# AK6846 3.50%, 4/1/2042	916,821	946,728
Pool# AK9393 3.50%, 4/1/2042	814,438	841,002
Pool# AL4029 4.50%, 4/1/2042	360,357	386,270
Pool# AP7363 4.00%, 10/1/2042	3,091,277	3,246,626
Pool# AB7733 3.00%, 1/1/2043	968,797	974,032
Pool# AL3714 3.50%, 1/1/2043	1,429,545	1,475,639
Pool# AQ9328 3.50%, 1/1/2043	248,598	256,634
Pool# AB8931 3.00%, 4/1/2043	1,419,541	1,427,213
Pool# AB9046 3.50%, 4/1/2043	1,462,301	1,510,552
Pool# AT2021 3.50%, 4/1/2043	1,156,535	1,193,649
Pool# AT1001 3.50%, 4/1/2043	688,942	712,527
Pool# AT5993 3.00%, 5/1/2043	1,453,824	1,461,681

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AB9374 3.50%, 5/1/2043	$670,373	$692,786
Pool# AT7207 3.50%, 6/1/2043	1,932,728	1,990,818
Pool# AS0044 3.00%, 7/1/2043	831,383	835,694
Pool# AB9864 3.50%, 7/1/2043	535,628	553,302
Pool# AU3735 3.00%, 8/1/2043	1,735,174	1,744,284
Pool# AU3195 3.00%, 8/1/2043	361,713	363,591
Pool# AS0331 3.00%, 8/1/2043	346,046	347,845
Pool# AS0212 3.50%, 8/1/2043	2,274,304	2,347,041
Pool# AS0210 3.50%, 8/1/2043	1,571,261	1,623,009
Pool# AU0949 3.50%, 8/1/2043	1,152,605	1,194,610
Pool# AU3742 3.50%, 8/1/2043	907,483	936,455
Pool# AS0225 4.00%, 8/1/2043	3,062,311	3,229,185
Pool# AU0993 4.50%, 8/1/2043	126,717	134,924
Pool# AS0516 3.00%, 9/1/2043	806,799	810,908
Pool# AU6857 4.00%, 9/1/2043	1,107,250	1,171,226
Pool# AS0531 4.00%, 9/1/2043	709,259	749,202
Pool# AS0358 4.00%, 9/1/2043	540,992	571,417
Pool# MA1600 3.50%, 10/1/2043	1,544,159	1,589,946
Pool# AS0657 4.00%, 10/1/2043	901,980	945,868
Pool# AU4386 4.00%, 10/1/2043	404,069	426,042
Pool# AU9522 4.50%, 10/1/2043	294,826	314,051
Pool# AU6939 4.50%, 10/1/2043	270,798	288,591
Pool# AU5057 4.00%, 11/1/2043	761,646	797,925
Pool# AS1042 4.00%, 11/1/2043	259,280	273,364
Pool# AV0691 4.00%, 12/1/2043	297,955	314,645
Pool# AV0664 4.50%, 12/1/2043	1,251,927	1,334,519
Pool# AS1559 4.00%, 1/1/2044	1,754,249	1,848,855
Pool# AL5946 5.00%, 1/1/2044	1,053,700	1,133,748
Pool# AS1764 4.00%, 2/1/2044	357,134	378,219
Pool# AW1847 4.50%, 4/1/2044	149,649	159,513

31

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# AS2322 4.50%, 4/1/2044	$29,205	$31,130
Pool# AS2276 4.50%, 4/1/2044	19,256	20,526
Pool# MA1926 4.50%, 6/1/2044	821,971	879,216
Pool# AW2478 4.50%, 6/1/2044	419,747	450,684
Pool# AW9189 4.50%, 7/1/2044	468,571	499,410
Pool# AL6223 4.50%, 8/1/2044	2,919,107	3,110,507
Pool# AX2491 4.00%, 10/1/2044	881,195	922,438
Pool# AS3656 4.50%, 10/1/2044	62,731	66,860
Pool# AL6432 4.00%, 1/1/2045	2,181,960	2,284,119
Pool# MA2145 4.00%, 1/1/2045	1,175,102	1,231,158
Pool# AY4205 3.00%, 5/1/2045	713,718	715,475
Pool# AS5175 3.50%, 6/1/2045	1,753,559	1,809,462
Pool# AL9578 4.00%, 6/1/2045	1,338,089	1,406,143
Pool# AZ0862 3.50%, 7/1/2045	1,166,293	1,198,097
Pool# AZ0869 4.00%, 7/1/2045	1,303,469	1,363,931
Pool# MA2415 4.00%, 10/1/2045	1,739,006	1,819,219
Pool# AL7620 3.00%, 11/1/2045	245,567	245,867
Pool# AS6400 4.00%, 12/1/2045	1,371,139	1,434,435
Pool# AS6464 3.50%, 1/1/2046	1,488,075	1,535,500
Pool# BC1105 3.50%, 2/1/2046	1,799,055	1,848,114
Pool# BC2733 3.00%, 5/1/2046	2,215,926	2,217,053
Pool# AS7248 4.00%, 5/1/2046	1,193,890	1,249,013
Pool# BC9420 4.50%, 5/1/2046	73,635	79,406
Pool# AS7343 3.00%, 6/1/2046	1,871,987	1,872,939
Pool# AS7375 3.00%, 6/1/2046	1,660,148	1,660,992
Pool# AS7401 4.00%, 6/1/2046	2,576,481	2,695,374
Pool# AS7558 4.00%, 7/1/2046	1,538,283	1,610,599
Pool# AS7801 3.50%, 8/1/2046	983,949	1,010,780
Pool# AS8072 3.00%, 10/1/2046	3,275,160	3,276,825
Pool# AS8186 3.00%, 10/1/2046	1,857,224	1,858,168

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# BE0991 3.00%, 10/1/2046	$1,479,368	$1,480,120
Pool# AS8143 4.00%, 10/1/2046	2,627,208	2,748,780
Pool# AS8144 4.00%, 10/1/2046	995,847	1,041,879
Pool# AS8157 4.50%, 10/1/2046	219,368	233,574
Pool# AS8414 3.00%, 11/1/2046	2,809,014	2,810,442
Pool# BC9003 3.00%, 11/1/2046	2,540,557	2,541,849
Pool# BE5069 3.00%, 11/1/2046	2,287,392	2,291,079
Pool# BE4629 3.00%, 12/1/2046	2,336,946	2,338,134
Pool# MA2833 3.00%, 12/1/2046	1,872,563	1,873,515
Pool# AS8451 3.00%, 12/1/2046	483,715	483,961
Pool# MA2836 4.50%, 12/1/2046	830,957	884,771
Pool# AS8659 4.00%, 1/1/2047	3,313,690	3,467,376
Pool# AS8699 4.00%, 1/1/2047	889,247	930,524
Pool# MA2872 4.50%, 1/1/2047	802,575	854,550
Pool# MA2895 3.00%, 2/1/2047	934,211	934,686
Pool# BE5475 3.50%, 2/1/2047	2,401,836	2,467,332
Pool# AS8807 3.50%, 2/1/2047	273,325	280,778
Pool# MA2959 3.50%, 4/1/2047	5,110,444	5,249,801
Pool# BE3619 4.00%, 5/1/2047	4,973,090	5,204,701
Pool# AS9829 3.50%, 6/1/2047	1,726,696	1,773,782
Pool# AS9831 4.00%, 6/1/2047	8,228,329	8,610,698
Pool# BE3702 4.00%, 6/1/2047	2,330,662	2,439,184
Pool# MA3057 3.50%, 7/1/2047	3,480,560	3,575,483
Pool# BE3767 3.50%, 7/1/2047	2,319,854	2,383,180
Pool# AS9975 4.00%, 7/1/2047	2,005,730	2,099,353
Pool# MA3058 4.00%, 7/1/2047	1,862,858	1,949,715
Pool# MA3088 4.00%, 8/1/2047	4,305,490	4,506,458
Pool# MA3149 4.00%, 10/1/2047	4,438,082	4,645,706
Pool# MA3183 4.00%, 11/1/2047	3,501,154	3,664,942
Pool# MA3211 4.00%, 12/1/2047	2,842,577	2,978,165

32

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA TBA
3.00%, 2/25/2029	$7,345,000	$7,481,284
4.00%, 9/25/2043	18,295,000	19,131,793
3.50%, 1/25/2047	29,865,000	30,662,957
GNMA I Pool
Pool# 618988 6.00%, 6/15/2034	11,554	12,917
Pool# 689575 6.50%, 7/15/2038	10,178	11,291
GNMA II Pool
Pool# MA0699 3.50%, 1/20/2043	1,483,204	1,541,562
Pool# MA0783 3.50%, 2/20/2043	1,831,351	1,903,407
Pool# MA2679 4.00%, 3/20/2045	34,482	36,198
Pool# MA2892 3.50%, 6/20/2045	140,625	145,597
Pool# MA3035 4.00%, 8/20/2045	76,096	79,652
Pool# MA3106 4.00%, 9/20/2045	2,063,501	2,162,556
Pool# MA3245 4.00%, 11/20/2045	2,111,822	2,213,198
Pool# MA3803 3.50%, 7/20/2046	831,016	859,927
Pool# MA4510 3.50%, 6/20/2047	2,965,995	3,069,182
Pool# MA4586 3.50%, 7/20/2047	4,252,330	4,400,268
Pool# MA4587 4.00%, 7/20/2047	3,469,985	3,620,663
Pool# MA4588 4.50%, 7/20/2047	2,567	2,705
Pool# MA4652 3.50%, 8/20/2047	2,960,783	3,063,789
Pool# MA4778 3.50%, 10/20/2047	2,885,972	2,986,375
GNMA TBA 3.50%, 12/20/2044	25,010,000	25,854,088

Total Mortgage-Backed Securities (cost $548,097,709)		548,474,739

Municipal Bond 0.3%
California 0.3%
State of California, GO, 7.55%, 4/1/2039	2,890,000	4,547,733

Total Municipal Bond (cost $4,592,573)		4,547,733

Supranational 1.9%
IFC Discount Notes 0.00%, 1/18/2018 (j)	25,000,000	24,985,675
0.00%, 4/16/2018 (j)	10,000,000	9,959,840

Total Supranational (cost $34,944,951)		34,945,515

U.S. Government Agency Securities 2.0%

	Principal Amount	Value

FHLB, 5.50%, 7/15/2036	$14,080,000	$19,310,551
FNMA 1.60%, 12/24/2020	4,690,000	4,619,796
6.63%, 11/15/2030	1,360,000	1,912,576
5.63%, 7/15/2037	3,060,000	4,294,857
Resolution Funding Corp. STRIPS, 0.00%, 4/15/2030 (j)	10,693,000	7,513,568

Total U.S. Government Agency Securities (cost $37,196,787)		37,651,348

U.S. Treasury Obligations 24.7%
U.S. Treasury Bonds 4.38%, 2/15/2038	3,705,000	4,736,177
3.88%, 8/15/2040	55,600,000	66,989,313
U.S. Treasury Inflation Linked Bonds 2.00%, 1/15/2026 (k)	39,575,000	55,321,739
2.50%, 1/15/2029 (k)	13,060,000	18,200,703
3.88%, 4/15/2029 (k)	27,560,000	56,375,212
3.38%, 4/15/2032 (k)	8,435,000	16,215,155
0.63%, 2/15/2043 (k)	12,130,000	12,733,832
U.S. Treasury Inflation Linked Notes, 0.25%, 1/15/2025 (k)	9,945,000	10,265,145
U.S. Treasury Notes 0.75%, 4/30/2018	20,000,000	19,956,250
1.50%, 8/31/2018	35,700,000	35,655,375
1.00%, 9/15/2018 (h)	2,995,000	2,980,493
0.88%, 10/15/2018	1,990,000	1,977,096
1.50%, 1/31/2019	3,980,000	3,965,386
1.13%, 2/28/2019 (h)	30,925,000	30,671,319
0.88%, 4/15/2019	10,000,000	9,876,172
0.88%, 5/15/2019	12,585,000	12,419,330
0.75%, 8/15/2019 (h)	4,635,000	4,552,982
1.38%, 4/30/2020 (h)	25,355,000	25,041,034
2.13%, 12/31/2021	2,275,000	2,275,444
1.50%, 2/28/2023	18,665,000	18,010,996
2.75%, 2/15/2024	13,420,000	13,772,275
1.63%, 2/15/2026	44,955,000	42,454,378

Total U.S. Treasury Obligations (cost $462,823,703)		464,445,806

Short-Term Investments 1.6%
U.S. Treasury Obligation 0.4%
U.S. Treasury Bills, 0.00%, 5/24/2018 (j)(l)	8,250,000	8,202,937

U.S. Government Agency Securities 1.2%
FHLB, 0.00%, 1/3/2018 (j)	17,000,000	16,999,388
Financing Corp., 0.00%, 2/8/2018 (j)	5,000,000	4,992,345

		21,991,733

Total Short-Term Investments (cost $30,204,743)		30,194,670

33

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Repurchase Agreements 1.6%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $10,150,405, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $10,351,779. (m)(n)	$10,148,803	$10,148,803
Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $10,001,556, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $10,200,002. (m)(n)	10,000,000	10,000,000
RBS Securities, Inc. 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $10,002,625, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $10,200,116. (m)(n)	10,000,000	10,000,000

Total Repurchase Agreements (cost $30,148,803)		30,148,803

Total Investments (cost $2,026,338,448) — 109.2%		2,051,282,793

Liabilities in excess of other assets — (9.2)%		(172,889,382)

NET ASSETS — 100.0%		$1,878,393,411

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2017.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $127,566,890 which represents 6.79% of net assets.

(c)	PIK-Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.
(e)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2017. The maturity date reflects the next call date.

(f)	Value determined using significant unobservable inputs.

(g)	Illiquid security (unaudited).

(h)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $60,811,989, which was collateralized by cash used to purchase repurchase agreements with a total value of $30,148,803 and by $32,469,771 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 3.88%, and maturity dates ranging from 2/28/2018 - 8/15/2047, a total value of $62,618,574.

(i)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2017.

(j)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(k)	Principal amounts are not adjusted for inflation.

(l)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(m)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $30,148,803.

(n)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

34

Statement of Investments (Continued)

December 31, 2017

NVIT Core Plus Bond Fund (Continued)

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Foreign Exchange BRL/USD	300	1/2018	USD	9,040,500	45,288
Foreign Exchange MXN/USD	730	3/2018	USD	18,279,200	(663,599)
Foreign Exchange NZD/USD	265	3/2018	USD	18,780,550	484,409
U.S. Treasury 10 Year Note	572	3/2018	USD	70,954,813	(289,673)
U.S. Treasury 5 Year Note	83	3/2018	USD	9,641,617	(36,080)
U.S. Treasury Long Bond	32	3/2018	USD	4,896,000	(33,132)

					(492,787)

Short Contracts
Euro-Bobl	(113)	3/2018	EUR	(17,844,085)	114,866
Euro-Buxl	(89)	3/2018	EUR	(17,498,060)	402,713
Foreign Exchange EUR/USD	(129)	3/2018	USD	(19,471,744)	(332,551)
Long Gilt	(252)	3/2018	GBP	(42,584,162)	(345,288)
U.S. Treasury 10 Year Ultra Note	(265)	3/2018	USD	(35,394,063)	(112,974)
U.S. Treasury Ultra Bond	(184)	3/2018	USD	(30,848,750)	(275,251)
USD 10 Year Interest Rate Swap	(208)	3/2018	USD	(20,432,750)	(15,958)

					(564,443)

					(1,057,230)

Currency:

BRL	Brazilian Real

EUR	Euro

GBP	Great British Pound

MXN	Mexican Peso

NZD	New Zealand Dollar

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

35

Statement of Assets and Liabilities

December 31, 2017

NVIT Core Plus Bond Fund
Assets:
Investment securities, at value* (cost $1,996,189,645)	$2,021,133,990
Repurchase agreements, at value (cost $30,148,803)	30,148,803
Cash	8,245,933
Foreign currencies, at value (cost $1)	1
Interest receivable	11,771,200
Security lending income receivable	13,321
Receivable for investments sold	193,205
Receivable for capital shares issued	14,378
Prepaid expenses	4,066

Total Assets	2,071,524,897

Liabilities:
Payable for investments purchased	161,814,281
Payable for capital shares redeemed	216,136
Payable for variation margin on futures contracts	87,847
Payable upon return of securities loaned (Note 2)	30,148,803
Accrued expenses and other payables:
Investment advisory fees	703,886
Fund administration fees	58,012
Distribution fees	16,973
Administrative servicing fees	11,231
Accounting and transfer agent fees	6,923
Custodian fees	10,935
Compliance program costs (Note 3)	1,822
Professional fees	37,321
Printing fees	8,360
Other	8,956

Total Liabilities	193,131,486

Net Assets	$1,878,393,411

Represented by:
Capital	$1,873,534,657
Accumulated undistributed net investment income	3,842,565
Accumulated net realized losses from investment securities, futures contracts and foreign currency transactions	(22,917,110)
Net unrealized appreciation/(depreciation) in investment securities	24,944,345
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,057,230)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	46,184

Net Assets	$1,878,393,411

36

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Core Plus Bond Fund
Net Assets:
Class I Shares	$7,097,850
Class II Shares	80,120,548
Class Y Shares	1,791,175,013

Total	$1,878,393,411

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	630,265
Class II Shares	7,121,920
Class Y Shares	158,592,326

Total	166,344,511

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.26
Class II Shares	$11.25
Class Y Shares	$11.29

*	Includes value of securities on loan of $60,811,989 (Note 2).

The accompanying notes are an integral part of these financial statements.

37

Statement of Operations

For the Year Ended December 31, 2017

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$53,639,433
Income from securities lending (Note 2)	99,312
Dividend income	35,926
Foreign tax withholding	(695)

Total Income	53,773,976

EXPENSES:
Investment advisory fees	8,182,990
Fund administration fees	536,176
Distribution fees Class II Shares	202,037
Administrative servicing fees Class I Shares	9,843
Administrative servicing fees Class II Shares	121,222
Professional fees	111,944
Printing fees	14,900
Trustee fees	54,577
Custodian fees	73,780
Accounting and transfer agent fees	42,911
Compliance program costs (Note 3)	7,429
Other	34,143

Total Expenses	9,391,952

NET INVESTMENT INCOME	44,382,024

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(1,555,949)
Expiration or closing of futures contracts (Note 2)	(9,259,917)
Foreign currency transactions (Note 2)	347,202

Net realized losses	(10,468,664)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	41,259,119
Futures contracts (Note 2)	(709,113)
Translation of assets and liabilities denominated in foreign currencies	32,838

Net change in unrealized appreciation/depreciation	40,582,844

Net realized/unrealized gains	30,114,180

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$74,496,204

The accompanying notes are an integral part of these financial statements.

38

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$44,382,024	$43,465,183
Net realized gains (losses)	(10,468,664)	7,658,144
Net change in unrealized appreciation/depreciation	40,582,844	16,916,560

Change in net assets resulting from operations	74,496,204	68,039,887

Distributions to Shareholders From:
Net investment income:
Class I	(180,680)	(191,494)
Class II	(1,873,838)	(2,313,764)
Class Y	(48,468,114)	(54,996,960)
Net realized gains:
Class I	—	(24,175)
Class II	—	(319,927)
Class Y	—	(6,862,950)

Change in net assets from shareholder distributions	(50,522,632)	(64,709,270)

Change in net assets from capital transactions	77,933,483	(41,181,538)

Change in net assets	101,907,055	(37,850,921)

Net Assets:
Beginning of year	1,776,486,356	1,814,337,277

End of year	$1,878,393,411	$1,776,486,356

Accumulated undistributed net investment income at end of year	$3,842,565	$6,991,698

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,322,209	$1,805,631
Dividends reinvested	180,680	215,669
Cost of shares redeemed	(1,681,258)	(1,695,352)

Total Class I Shares	821,631	325,948

Class II Shares
Proceeds from shares issued	12,574,574	30,732,167
Dividends reinvested	1,873,838	2,633,691
Cost of shares redeemed	(16,996,191)	(31,663,018)

Total Class II Shares	(2,547,779)	1,702,840

Class Y Shares
Proceeds from shares issued	143,598,071	51,710,536
Dividends reinvested	48,468,114	61,859,910
Cost of shares redeemed	(112,406,554)	(156,780,772)

Total Class Y Shares	79,659,631	(43,210,326)

Change in net assets from capital transactions	$77,933,483	$(41,181,538)

39

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	204,130	155,947
Reinvested	16,003	19,172
Redeemed	(147,756)	(147,582)

Total Class I Shares	72,377	27,537

Class II Shares
Issued	1,111,789	2,716,274
Reinvested	166,070	234,233
Redeemed	(1,502,788)	(2,791,177)

Total Class II Shares	(224,929)	159,330

Class Y Shares
Issued	12,670,814	4,506,208
Reinvested	4,281,287	5,483,936
Redeemed	(9,852,439)	(13,706,202)

Total Class Y Shares	7,099,662	(3,716,058)

Total change in shares	6,947,110	(3,529,191)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

40

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2017	$11.12	0.26	0.18	0.44	(0.30)	–	(0.30)	$11.26	3.94%		$7,097,850	0.64%	2.27%	0.64%	230.72%
Year Ended December 31, 2016	$11.11	0.26	0.16	0.42	(0.36)	(0.05)	(0.41)	$11.12	3.70%		$6,202,205	0.64%	2.26%	0.64%	217.66%
Year Ended December 31, 2015	$11.45	0.25	(0.29)	(0.04)	(0.21)	(0.09)	(0.30)	$11.11	(0.32%	)	$5,892,000	0.64%	2.19%	0.64%	219.93%
Year Ended December 31, 2014	$11.15	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.45	5.09%		$4,382,013	0.65%	2.27%	0.65%	279.56%
Year Ended December 31, 2013	$11.82	0.20	(0.41)	(0.21)	(0.22)	(0.24)	(0.46)	$11.15	(1.77%	)	$1,735,406	0.65%	1.70%	0.65%	333.09%

Class II Shares
Year Ended December 31, 2017	$11.10	0.23	0.19	0.42	(0.27)	–	(0.27)	$11.25	3.77%		$80,120,548	0.89%	2.02%	0.89%	230.72%
Year Ended December 31, 2016	$11.10	0.23	0.15	0.38	(0.33)	(0.05)	(0.38)	$11.10	3.34%		$81,580,753	0.89%	2.02%	0.89%	217.66%
Year Ended December 31, 2015	$11.43	0.22	(0.28)	(0.06)	(0.18)	(0.09)	(0.27)	$11.10	(0.52%	)	$79,751,703	0.89%	1.94%	0.89%	219.93%
Year Ended December 31, 2014	$11.13	0.23	0.31	0.54	(0.24)	–	(0.24)	$11.43	4.88%		$82,721,197	0.90%	2.00%	0.90%	279.56%
Year Ended December 31, 2013	$11.80	0.17	(0.42)	(0.25)	(0.18)	(0.24)	(0.42)	$11.13	(2.05%	)	$59,155,847	0.90%	1.45%	0.90%	333.09%

Class Y Shares
Year Ended December 31, 2017	$11.15	0.28	0.17	0.45	(0.31)	–	(0.31)	$11.29	4.08%		$1,791,175,013	0.49%	2.42%	0.49%	230.72%
Year Ended December 31, 2016	$11.14	0.28	0.15	0.43	(0.37)	(0.05)	(0.42)	$11.15	3.84%		$1,688,703,398	0.49%	2.42%	0.49%	217.66%
Year Ended December 31, 2015	$11.48	0.27	(0.29)	(0.02)	(0.23)	(0.09)	(0.32)	$11.14	(0.19%	)	$1,728,693,574	0.49%	2.34%	0.49%	219.93%
Year Ended December 31, 2014	$11.17	0.28	0.31	0.59	(0.28)	–	(0.28)	$11.48	5.31%		$1,422,821,618	0.50%	2.40%	0.50%	279.56%
Year Ended December 31, 2013	$11.84	0.22	(0.42)	(0.20)	(0.23)	(0.24)	(0.47)	$11.17	(1.65%	)	$1,259,106,898	0.50%	1.86%	0.50%	333.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

41

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

42

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company and are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

43

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$167,488,965	$—	$167,488,965
Collateralized Mortgage Obligations	—	29,354,125	—	29,354,125
Commercial Mortgage-Backed Securities	—	92,759,684	—	92,759,684
Corporate Bonds
Aerospace & Defense	—	138,753	—	138,753
Auto Components	—	785,128	—	785,128
Automobiles	—	3,941,486	—	3,941,486
Banks	—	93,837,501	—	93,837,501
Beverages	—	2,891,678	—	2,891,678
Biotechnology	—	19,573,293	—	19,573,293
Building Products	—	233,688	—	233,688
Capital Markets	—	56,271,008	—	56,271,008
Chemicals	—	1,559,713	—	1,559,713
Commercial Services & Supplies	—	3,497,599	—	3,497,599
Communications Equipment	—	516,484	—	516,484
Construction & Engineering	—	197,500	—	197,500
Consumer Finance	—	10,470,488	—	10,470,488
Containers & Packaging	—	2,528,000	—	2,528,000
Diversified Consumer Services	—	745,800	—	745,800
Diversified Financial Services	—	201,500	—	201,500
Diversified Telecommunication Services	—	53,677,964	—	53,677,964
Electric Utilities	—	16,926,790	—	16,926,790
Electronic Equipment, Instruments & Components	—	490,036	—	490,036
Energy Equipment & Services	—	787,902	—	787,902
Equity Real Estate Investment Trusts (REITs)	—	29,250,333	—	29,250,333
Food & Staples Retailing	—	1,137,797	—	1,137,797

44

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Food Products	$—	$952,995	$—	$952,995
Health Care Equipment & Supplies	—	14,418,478	—	14,418,478
Health Care Providers & Services	—	9,851,911	—	9,851,911
Health Care Technology	—	189,625	—	189,625
Hotels, Restaurants & Leisure	—	5,023,850	—	5,023,850
Household Durables	—	2,644,738	—	2,644,738
Household Products	—	273,550	—	273,550
Independent Power and Renewable Electricity Producers	—	5,226,851	—	5,226,851
Internet & Direct Marketing Retail	—	969,886	—	969,886
Internet Software & Services	—	1,211,868	—	1,211,868
IT Services	—	1,170,106	—	1,170,106
Machinery	—	958,940	—	958,940
Media	—	54,109,930	—	54,109,930
Metals & Mining	—	17,291,996	—	17,291,996
Multiline Retail	—	465,033	—	465,033
Oil, Gas & Consumable Fuels	—	55,602,696	—	55,602,696
Personal Products	—	271,625	—	271,625
Pharmaceuticals	—	16,509,872	—	16,509,872
Professional Services	—	687,437	—	687,437
Real Estate Management & Development	—	354,281	—	354,281
Road & Rail	—	3,144,678	—	3,144,678
Semiconductors & Semiconductor Equipment	—	20,279,171	—	20,279,171
Software	—	5,898,689	—	5,898,689
Specialty Retail	—	53,725	—	53,725
Technology Hardware, Storage & Peripherals	—	42,965,966	—	42,965,966
Textiles, Apparel & Luxury Goods	—	87,125	—	87,125
Trading Companies & Distributors	—	1,889,737	—	1,889,737
Wireless Telecommunication Services	—	3,441,301	—	3,441,301
Total Corporate Bonds	—	565,606,501	—	565,606,501
Foreign Government Securities	—	45,664,904	—	45,664,904
Futures Contracts	1,047,276	—	—	1,047,276
Mortgage-Backed Securities	—	548,474,739	—	548,474,739
Municipal Bond	—	4,547,733	—	4,547,733
Repurchase Agreements	—	30,148,803	—	30,148,803
Short-Term Investments	—	30,194,670	—	30,194,670
Supranational	—	34,945,515	—	34,945,515
U.S. Government Agency Securities	—	37,651,348	—	37,651,348
U.S. Treasury Obligations	—	464,445,806	—	464,445,806
Total Assets	$1,047,276	$2,051,282,793	$—	$2,052,330,069
Liabilities:
Futures Contracts	$(2,104,506)	$—	$—	$(2,104,506)
Total Liabilities	$(2,104,506)	$—	$—	$(2,104,506)
Total	$(1,057,230)	$2,051,282,793	$—	$2,050,225,563

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

45

Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2017, the Fund held one Corporate Bond investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to changes in the level of interest rates and to manage currency risk. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or

46

Notes to Financial Statements (Continued)

December 31, 2017

foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Currency risk	Unrealized appreciation from futures contracts	$529,697
Interest rate risk	Unrealized appreciation from futures contracts	517,579
Total		$1,047,276
Liabilities:
Futures Contracts(a)
Currency risk	Unrealized depreciation from futures contracts	$(996,150)
Interest rate risk	Unrealized depreciation from futures contracts	(1,108,356)
Total		$(2,104,506)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Currency risk	$(3,114,982)
Interest rate risk	(6,144,935)
Total	$(9,259,917)

47

Notes to Financial Statements (Continued)

December 31, 2017

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Currency risk	$(460,833)
Interest rate risk	(248,280)
Total	$(709,113)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$185,771,876
Average Notional Balance Short	$241,462,498

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $30,148,803, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the

48

Notes to Financial Statements (Continued)

December 31, 2017

market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

49

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$10,148,803	$—	$10,148,803	$(10,148,803)	$—
Nomura Securities International, Inc.	10,000,000	—	10,000,000	(10,000,000)	$—
RBS Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	$—
Total	$30,148,803	$—	$30,148,803	$(30,148,803)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on the Fund’s Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to foreign currency gain/loss, paydown reclass and investments in interest only

50

Notes to Financial Statements (Continued)

December 31, 2017

securities. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities, Futures Contracts and Foreign Currency Transactions
$1	$2,991,475	$(2,991,476)

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Neuberger Berman Investment Advisers, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

51

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.45%
$1 billion up to $1.5 billion	0.44%
$1.5 billion and more	0.43%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.44%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.55% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

52

Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, NFM earned $536,176 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $7,429.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15 % and 0.15% for Class I and Class II shares, respectively, for a total amount of $131,065.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

53

Notes to Financial Statements (Continued)

December 31, 2017

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $4,386,649,318 and sales of $4,348,964,084 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2017, the Fund had purchases of $1,130,732,508 and sales of $1,141,436,658 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not

54

Notes to Financial Statements (Continued)

December 31, 2017

benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while

55

Notes to Financial Statements (Continued)

December 31, 2017

the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and

56

Notes to Financial Statements (Continued)

December 31, 2017

enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$50,522,632	$—	$50,522,632	$—	$50,522,632

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$61,562,451	$3,146,819	$64,709,270	$—	$64,709,270

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,874,295	$—	$3,874,295	$(14,591,606)	$15,576,065	$4,858,754

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,032,805,815	$28,843,255	$(11,423,507)	$17,419,748

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

57

Notes to Financial Statements (Continued)

December 31, 2017

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$14,591,606	Unlimited

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

58

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Core Plus Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Core Plus Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

59

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

60

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

61

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

62

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

63

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

64

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

65

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

66

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

67

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

68

Annual Report

December 31, 2017

Federated NVIT High Income Bond Fund

AR-FHI 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	Federated NVIT High Income Bond Fund

For the annual period ended December 31, 2017, the Federated NVIT High Income Bond Fund (Class I) returned 6.76% versus 7.50% for its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index (BBHY2%ICI). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of High Yield Funds (consisting of 57 funds as of December 31, 2017) was 6.93% for the same time period. Performance of the Fund’s other share class versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, the most significant factors affecting the Fund’s performance relative to the benchmark were: (1) the allocation among industry sectors and (2) the selection of individual securities. Also, the Fund used credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. These derivative securities performed roughly in line with the benchmark and the portfolio’s cash holdings.

The total return for the high-yield market for the twelve-month reporting period was attractive on both an absolute as well as a relative basis. For example, the BBHY2%ICI, which returned 7.50% for the period, substantially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of high-quality bond performance, which returned 3.54% for the period. The high-yield market benefited from a global synchronized economic expansion that appeared to be strengthening as 2017 came to a close. This expansion is being driven by a business-friendly administration in Washington, D.C., accommodative central bank policy outside the U.S., high levels of employment as well as strong levels of business and consumer confidence. These factors led to strong corporate earnings, high levels of cash generation by high-yield companies and declining default rates, which supported high-yield bonds. These positive drivers also led to surging equity markets, increasing the overall enterprise value for corporations. From a macroeconomic standpoint, the December 2017 passage of U.S. tax reform legislation would seem to be another factor to add to the long list of items positively impacting U.S. economic growth and corporate earnings. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index, began the reporting period at 472 basis points and ended the reporting period at 394 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI included: Pharmaceuticals, Transportation Services, Banking, Electric Utilities and Diversified Manufacturing. Major industry sectors that substantially underperformed the overall BBHY2%ICI included: Wireline Telecommunications, Retail, Consumer Products, Wireless Telecommunications, and Media & Entertainment. From a credit quality perspective, the CCC-rated sector returned 10.38%, while the BB-rated and B-rated sectors returned 7.32% and 6.48%, respectively.

The Fund was positively affected by its sector allocation during the reporting period. This positive effect was mainly a result of the Fund’s substantial underweight to the poor-performing Wireline Telecommunications industry sector. The positivity was partially offset by the Fund’s cash holdings and its underweight to the strong-performing Banking sector. An overweight to the strong-performing Pharmaceutical sector and an underweight to the poor-performing Retail sector helped to offset some of the poor security selection in these two sectors.

The Fund was positively affected by security selection in the Healthcare, Cable & Satellite, Automotive, Packaging, Metals and the Media & Entertainment industry sectors.

Specific high-yield issuers held by the portfolio that positively affected performance were Intelsat, Ortho-Clinical Diagnostics and Valeant Pharmaceuticals. Intelsat, a global operator of satellites, which rallied strongly early in the year in response to a recapitalization proposal from OneWeb that was supported by Softbank. The

4

Fund Commentary (cont.)	Federated NVIT High Income Bond Fund

Fund took the opportunity to sell its junior-most securities into the rally. The proposed recapitalization was subsequently called off. The Fund still holds more structurally senior securities of Intelsat. Ortho-Clinical Diagnostics, a global diagnostics company, outperformed the market as its operations stabilized after a somewhat rough start following its leveraged buyout from Johnson & Johnson. Valeant Pharmaceutical, a diversified pharmaceutical company, rallied from depressed levels as operations met expectations and the company was able to successfully sell assets to pay down debt. The Fund continues to hold these securities.

The Fund was negatively affected by its security selection during the reporting period in the Retail, Consumer Products, Pharmaceutical, Midstream and Chemicals industry sectors.

Specific high-yield issuers held by the portfolio that negatively affected performance included FGI Operating Co., PetSmart and Mallinckrodt. FGI Operating Co., a firearms manufacturer, underperformed the market, driven by poor operating results due to volatile sales related to the U.S. presidential election and poor working capital management. PetSmart, a leading pet retailer, underperformed based on disappointing results driven by increased competition from online retailers and high leverage. Mallinckrodt, a pharmaceutical company, underperformed the market because of negative sentiment on the sector and questions about some of the company’s most profitable drugs. As of the end of the reporting period, these securities remained in the Fund’s portfolio.

Subadviser:

Federated Investment Management Company

Portfolio Manager:

Mark E. Durbiano

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds.

Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Federated NVIT High Income Bond Fund

Asset Allocation†

Corporate Bonds	94.2%
Short-Term Investment	1.4%
Credit Default Swaps††	0.0%
Other assets in excess of liabilities	4.4%
100.0%

Top Industries†††

Healthcare	10.9%
Technology	9.7%
Cable Satellite	8.7%
Packaging	6.3%
Independent Energy	6.1%
Midstream	5.6%
Media Entertainment	5.6%
Wireless Communications	4.4%
Gaming	4.4%
Pharmaceuticals	4.1%
Other Industries	34.2%
100.0%

Top Holdings†††

Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class	1.5%
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/2022	1.0%
Jaguar Holding Co. II, 6.38%, 8/1/2023	0.9%
SFR Group SA, 7.38%, 5/1/2026	0.8%
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/2025	0.8%
Platform Specialty Products Corp., 6.50%, 2/1/2022	0.8%
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024	0.8%
First Data Corp., 5.75%, 1/15/2024	0.8%
Sprint Corp., 7.88%, 9/15/2023	0.7%
Ally Financial, Inc., 5.75%, 11/20/2025	0.7%
Other Holdings	91.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

6

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	6.76%	5.44%	6.31%
Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index	7.50%	5.78%	8.09%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.93%	0.91%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	Federated NVIT High Income Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Corporate High Yield (HY) 2% Issuer Capped Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike, the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

8

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Federated NVIT High Income Bond Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,017.70	4.63	0.91
	Hypothetical(b)(c)		1,000.00	1,020.62	4.63	0.91

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

Federated NVIT High Income Bond Fund

Corporate Bonds 94.2%

	Principal Amount	Value

Aerospace & Defense 1.2%
Engility Corp., 8.88%, 9/1/2024	$275,000	$293,906
TransDigm, Inc., 6.00%, 7/15/2022	625,000	637,500
6.50%, 7/15/2024	500,000	512,500
6.50%, 5/15/2025	475,000	485,688

		1,929,594

Automotive 2.0%
Adient Global Holdings Ltd., 4.88%, 8/15/2026 (a)	400,000	411,000
American Axle & Manufacturing, Inc., 6.50%, 4/1/2027 (a)	475,000	502,906
BCD Acquisition, Inc., 9.63%, 9/15/2023 (a)	350,000	385,000
Dana Financing Luxembourg Sarl, 5.75%, 4/15/2025 (a)	150,000	158,062
6.50%, 6/1/2026 (a)	325,000	352,219
Goodyear Tire & Rubber Co. (The), 5.00%, 5/31/2026	275,000	283,552
4.88%, 3/15/2027	125,000	127,969
IHO Verwaltungs GmbH, 4.50%, 9/15/2023 (a)(b)	250,000	254,845
4.75%, 9/15/2026 (a)(b)	525,000	532,875
Motors Liquidation Co., 7.40%, 9/1/2025 (c)(d)(e)(f)	2,500,000	0
TI Group Automotive Systems LLC, 8.75%, 7/15/2023 (a)	199,000	213,428

		3,221,856

Banking 0.7%
Ally Financial, Inc., 5.75%, 11/20/2025	1,000,000	1,090,000

Building Materials 1.8%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/2021 (a)	109,000	110,907
5.75%, 12/15/2023 (a)	50,000	52,625
Beacon Escrow Corp., 4.88%, 11/1/2025 (a)	175,000	175,656
Core & Main LP, 6.13%, 8/15/2025 (a)	175,000	177,625
HD Supply, Inc., 5.75%, 4/15/2024 (a)	200,000	212,500
Jeld-Wen, Inc., 4.63%, 12/15/2025 (a)	50,000	50,375
4.88%, 12/15/2027 (a)	50,000	50,500
Masonite International Corp., 5.63%, 3/15/2023 (a)	150,000	156,795
NCI Building Systems, Inc., 8.25%, 1/15/2023 (a)	200,000	212,000
Ply Gem Industries, Inc., 6.50%, 2/1/2022	200,000	206,500
RSI Home Products, Inc., 6.50%, 3/15/2023 (a)	550,000	576,125
Standard Industries, Inc., 6.00%, 10/15/2025 (a)	275,000	293,563
5.00%, 2/15/2027 (a)	600,000	613,500

		2,888,671

Corporate Bonds (continued)

	Principal Amount	Value

Cable Satellite 8.3%
Altice US Finance I Corp., 5.50%, 5/15/2026 (a)	$250,000	$254,687
Cablevision Systems Corp., 5.88%, 9/15/2022	400,000	394,000
CCO Holdings LLC, 5.13%, 2/15/2023	150,000	153,375
5.75%, 9/1/2023	225,000	231,750
5.75%, 1/15/2024	775,000	796,312
5.38%, 5/1/2025 (a)	125,000	128,790
5.75%, 2/15/2026 (a)	450,000	467,438
5.50%, 5/1/2026 (a)	175,000	179,375
5.13%, 5/1/2027 (a)	125,000	123,125
5.00%, 2/1/2028 (a)	525,000	510,563
Cequel Communications Holdings I LLC, 5.13%, 12/15/2021 (a)	550,000	551,375
7.75%, 7/15/2025 (a)	475,000	505,875
CSC Holdings LLC, 5.25%, 6/1/2024	475,000	467,875
5.50%, 4/15/2027 (a)	725,000	739,500
DISH DBS Corp., 5.88%, 7/15/2022	525,000	527,625
5.00%, 3/15/2023	75,000	70,875
5.88%, 11/15/2024	525,000	511,219
7.75%, 7/1/2026	125,000	131,406
Intelsat Jackson Holdings SA, 7.50%, 4/1/2021	600,000	546,000
5.50%, 8/1/2023	675,000	551,812
8.00%, 2/15/2024 (a)	300,000	315,750
9.75%, 7/15/2025 (a)	175,000	168,438
Sirius XM Radio, Inc., 6.00%, 7/15/2024 (a)	725,000	766,687
5.38%, 7/15/2026 (a)	675,000	699,469
Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028 (a)	600,000	598,500
Unitymedia GmbH, 6.13%, 1/15/2025 (a)	675,000	712,125
Virgin Media Finance plc, 5.75%, 1/15/2025 (a)	75,000	76,500
Virgin Media Secured Finance plc, 5.25%, 1/15/2026 (a)	825,000	833,250
5.50%, 8/15/2026 (a)	375,000	384,375
Ziggo Bond Finance BV, 5.88%, 1/15/2025 (a)	200,000	196,500
6.00%, 1/15/2027 (a)	200,000	195,000
Ziggo Secured Finance BV, 5.50%, 1/15/2027 (a)	500,000	496,250

		13,285,821

Chemicals 2.0%
Alpha 3 BV, 6.25%, 2/1/2025 (a)	425,000	435,625
Compass Minerals International, Inc., 4.88%, 7/15/2024 (a)	425,000	418,625
Hexion, Inc., 6.63%, 4/15/2020	575,000	516,062
Koppers, Inc., 6.00%, 2/15/2025 (a)	175,000	185,500
Platform Specialty Products Corp., 6.50%, 2/1/2022 (a)	1,175,000	1,214,656
5.88%, 12/1/2025 (a)	125,000	124,063

10

Statement of Investments (Continued)

December 31, 2017

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
PQ Corp., 6.75%, 11/15/2022 (a)	$125,000	$133,438
5.75%, 12/15/2025 (a)	50,000	50,875
Versum Materials, Inc., 5.50%, 9/30/2024 (a)	150,000	160,500

		3,239,344

Construction Machinery 0.7%
United Rentals North America, Inc., 5.88%, 9/15/2026	275,000	294,250
5.50%, 5/15/2027	275,000	289,438
4.88%, 1/15/2028	600,000	603,000

		1,186,688

Consumer Cyclical Services 0.6%
GW Honos Security Corp., 8.75%, 5/15/2025 (a)	350,000	376,250
Matthews International Corp., 5.25%, 12/1/2025 (a)	175,000	176,750
ServiceMaster Co. LLC (The), 5.13%, 11/15/2024 (a)	150,000	151,875
7.45%, 8/15/2027	175,000	189,438

		894,313

Consumer Products 1.6%
FGI Operating Co. LLC, 7.88%, 5/1/2020 (d)	250,000	55,000
First Quality Finance Co., Inc., 4.63%, 5/15/2021 (a)	750,000	755,625
5.00%, 7/1/2025 (a)	50,000	51,000
Prestige Brands, Inc., 5.38%, 12/15/2021 (a)	700,000	712,250
6.38%, 3/1/2024 (a)	350,000	362,688
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	50,000	52,375
Spectrum Brands, Inc., 6.13%, 12/15/2024	175,000	185,281
5.75%, 7/15/2025	300,000	315,750

		2,489,969

Diversified Manufacturing 1.5%
Entegris, Inc., 4.63%, 2/10/2026 (a)	475,000	482,125
Gates Global LLC, 6.00%, 7/15/2022 (a)	850,000	869,125
JPW Industries Holding Corp., 9.00%, 10/1/2024 (a)	250,000	261,250
WESCO Distribution, Inc., 5.38%, 12/15/2021	700,000	717,500

		2,330,000

Environmental 0.4%
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	375,000	375,938
Wrangler Buyer Corp., 6.00%, 10/1/2025 (a)	225,000	231,750

		607,688

Corporate Bonds (continued)

	Principal Amount	Value

Finance Companies 2.1%
Navient Corp., 5.50%, 1/25/2023	$175,000	$174,563
7.25%, 9/25/2023	125,000	133,125
6.13%, 3/25/2024	50,000	50,625
5.88%, 10/25/2024	825,000	818,812
Park Aerospace Holdings Ltd., 5.25%, 8/15/2022 (a)	100,000	99,375
4.50%, 3/15/2023 (a)	125,000	119,375
5.50%, 2/15/2024 (a)	1,000,000	992,500
Quicken Loans, Inc., 5.75%, 5/1/2025 (a)	825,000	853,883
5.25%, 1/15/2028 (a)	150,000	148,080

		3,390,338

Food & Beverage 2.3%
Acosta, Inc., 7.75%, 10/1/2022 (a)	550,000	401,500
Aramark Services, Inc., 5.13%, 1/15/2024	450,000	472,275
5.00%, 4/1/2025 (a)	200,000	211,260
Hearthside Group Holdings LLC, 6.50%, 5/1/2022 (a)	350,000	357,000
Lamb Weston Holdings, Inc., 4.88%, 11/1/2026 (a)	275,000	287,375
Post Holdings, Inc., 5.50%, 3/1/2025 (a)	125,000	129,375
5.00%, 8/15/2026 (a)	700,000	688,625
5.75%, 3/1/2027 (a)	600,000	610,500
5.63%, 1/15/2028 (a)	75,000	75,397
US Foods, Inc., 5.88%, 6/15/2024 (a)	475,000	498,750

		3,732,057

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., 10.38%, 9/15/2007 (c)(d)(e)	100,000	0

Gaming 4.2%
Boyd Gaming Corp., 6.88%, 5/15/2023	425,000	450,500
6.38%, 4/1/2026	175,000	188,562
CRC Escrow Issuer LLC, 5.25%, 10/15/2025 (a)	850,000	856,375
Eldorado Resorts, Inc., 6.00%, 4/1/2025	300,000	313,500
MGM Growth Properties Operating Partnership LP, 5.63%, 5/1/2024	225,000	239,625
MGM Resorts International, 7.75%, 3/15/2022	325,000	370,500
6.00%, 3/15/2023	425,000	459,000
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024 (a)	525,000	538,125
Penn National Gaming, Inc., 5.63%, 1/15/2027 (a)	200,000	207,500
Pinnacle Entertainment, Inc., 5.63%, 5/1/2024	475,000	508,250
Rivers Pittsburgh Borrower LP, 6.13%, 8/15/2021 (a)	400,000	397,000

11

Statement of Investments (Continued)

December 31, 2017

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Gaming (continued)
Seminole Hard Rock Entertainment, Inc., 5.88%, 5/15/2021 (a)	$850,000	$862,750
Seminole Tribe of Florida, Inc., 7.80%, 10/1/2020 (a)	365,000	368,650
Station Casinos LLC, 5.00%, 10/1/2025 (a)	300,000	301,500
Sugarhouse HSP Gaming Prop Mezz LP, 5.88%, 5/15/2025 (a)	275,000	261,250
Wynn Las Vegas LLC, 5.25%, 5/15/2027 (a)	325,000	329,469

		6,652,556

Healthcare 10.4%
Acadia Healthcare Co., Inc., 5.63%, 2/15/2023	75,000	76,125
6.50%, 3/1/2024	600,000	624,000
Air Medical Group Holdings, Inc., 6.38%, 5/15/2023 (a)	625,000	600,000
Avantor, Inc., 6.00%, 10/1/2024 (a)	175,000	174,344
9.00%, 10/1/2025 (a)	400,000	394,000
Community Health Systems, Inc., 5.13%, 8/1/2021	175,000	157,500
6.88%, 2/1/2022	625,000	359,375
6.25%, 3/31/2023	325,000	292,500
Envision Healthcare Corp., 5.13%, 7/1/2022 (a)	500,000	485,000
5.63%, 7/15/2022	325,000	328,250
6.25%, 12/1/2024 (a)	275,000	283,250
HCA, Inc., 5.00%, 3/15/2024	700,000	728,000
5.25%, 4/15/2025	825,000	872,437
5.88%, 2/15/2026	700,000	740,250
5.25%, 6/15/2026	875,000	927,500
Hologic, Inc., 4.38%, 10/15/2025 (a)	75,000	76,125
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (a)	1,125,000	1,198,125
Ortho-Clinical Diagnostics, Inc., 6.63%, 5/15/2022 (a)	1,500,000	1,507,500
Polaris Intermediate Corp., 8.50%, 12/1/2022 (a)(b)	375,000	389,062
Quintiles IMS, Inc., 5.00%, 10/15/2026 (a)	275,000	281,875
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/2023 (a)	875,000	912,187
Sterigenics-Nordion Topco LLC, 8.12%, 11/1/2021 (a)(b)	475,000	479,750
Surgery Center Holdings, Inc., 6.75%, 7/1/2025 (a)	550,000	519,750
Team Health Holdings, Inc., 6.38%, 2/1/2025 (a)	1,000,000	892,500
Teleflex, Inc., 5.25%, 6/15/2024	300,000	312,750
4.88%, 6/1/2026	50,000	51,625
4.63%, 11/15/2027	75,000	75,641
Tenet Healthcare Corp., 4.38%, 10/1/2021	300,000	299,250
7.50%, 1/1/2022 (a)	75,000	78,750
6.75%, 6/15/2023	850,000	824,500

Corporate Bonds (continued)

	Principal Amount	Value

Healthcare (continued)
4.63%, 7/15/2024 (a)	$175,000	$170,625
5.13%, 5/1/2025 (a)	425,000	414,375
7.00%, 8/1/2025 (a)	100,000	94,000
Vizient, Inc., 10.38%, 3/1/2024 (a)	575,000	645,438
West Street Merger Sub, Inc., 6.38%, 9/1/2025 (a)	325,000	325,813

		16,592,172

Independent Energy 5.9%
Antero Resources Corp., 5.63%, 6/1/2023	150,000	156,000
5.00%, 3/1/2025	400,000	408,000
Ascent Resources Utica Holdings LLC, 10.00%, 4/1/2022 (a)	400,000	429,000
Callon Petroleum Co., 6.13%, 10/1/2024	320,000	329,600
Carrizo Oil & Gas, Inc., 7.50%, 9/15/2020	113,000	115,119
6.25%, 4/15/2023	225,000	233,437
8.25%, 7/15/2025	125,000	137,344
Chesapeake Energy Corp., 5.38%, 6/15/2021	125,000	120,625
8.00%, 12/15/2022 (a)	185,000	199,569
5.75%, 3/15/2023	125,000	115,625
8.00%, 1/15/2025 (a)	75,000	75,750
8.00%, 6/15/2027 (a)	300,000	288,000
CrownRock LP, 5.63%, 10/15/2025 (a)	525,000	527,625
Endeavor Energy Resources LP, 5.75%, 1/30/2028 (a)	175,000	179,725
EP Energy LLC, 8.00%, 11/29/2024 (a)	275,000	283,937
Gulfport Energy Corp., 6.63%, 5/1/2023	250,000	255,000
6.00%, 10/15/2024	100,000	100,000
6.38%, 5/15/2025	150,000	150,750
6.38%, 1/15/2026 (a)	75,000	75,187
Laredo Petroleum, Inc., 5.63%, 1/15/2022	150,000	151,500
6.25%, 3/15/2023	125,000	129,412
Oasis Petroleum, Inc., 6.88%, 3/15/2022	425,000	436,156
Parsley Energy LLC, 5.38%, 1/15/2025 (a)	100,000	101,000
5.25%, 8/15/2025 (a)	75,000	75,187
5.63%, 10/15/2027 (a)	275,000	281,188
PDC Energy, Inc., 6.13%, 9/15/2024	225,000	232,875
5.75%, 5/15/2026 (a)	75,000	76,875
QEP Resources, Inc., 5.25%, 5/1/2023	75,000	75,889
5.63%, 3/1/2026	125,000	126,719
Range Resources Corp., 5.00%, 8/15/2022	100,000	99,500
4.88%, 5/15/2025	448,000	432,320
RSP Permian, Inc., 6.63%, 10/1/2022	125,000	131,094
5.25%, 1/15/2025	200,000	205,000

12

Statement of Investments (Continued)

December 31, 2017

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Energy (continued)
SM Energy Co., 5.00%, 1/15/2024	$325,000	$313,422
5.63%, 6/1/2025	25,000	24,250
6.75%, 9/15/2026	100,000	103,000
Southwestern Energy Co., 4.10%, 3/15/2022	225,000	221,625
7.50%, 4/1/2026	75,000	79,688
7.75%, 10/1/2027	350,000	373,625
SRC Energy, Inc., 6.25%, 12/1/2025 (a)	275,000	281,187
Ultra Resources, Inc., 6.88%, 4/15/2022 (a)	100,000	100,250
7.13%, 4/15/2025 (a)	225,000	224,438
Whiting Petroleum Corp., 6.25%, 4/1/2023	300,000	307,875
6.63%, 1/15/2026 (a)	125,000	127,500
WPX Energy, Inc., 7.50%, 8/1/2020	34,000	36,805
8.25%, 8/1/2023	125,000	141,875
5.25%, 9/15/2024	250,000	249,138

		9,319,686

Industrial — Other 0.8%
Belden, Inc., 5.25%, 7/15/2024 (a)	225,000	231,750
Hillman Group, Inc. (The), 6.38%, 7/15/2022 (a)	750,000	748,125
KAR Auction Services, Inc., 5.13%, 6/1/2025 (a)	300,000	307,500

		1,287,375

Insurance — P&C 2.4%
Acrisure LLC, 7.00%, 11/15/2025 (a)	400,000	385,504
Ardonagh Midco 3 plc, 8.63%, 7/15/2023 (a)	450,000	465,750
AssuredPartners, Inc., 7.00%, 8/15/2025 (a)	500,000	497,500
Hub Holdings LLC, 8.12%, 7/15/2019 (a)(b)	725,000	725,906
HUB International Ltd., 7.88%, 10/1/2021 (a)	625,000	650,781
NFP Corp., 6.88%, 7/15/2025 (a)	500,000	503,750
USIS Merger Sub, Inc., 6.88%, 5/1/2025 (a)	550,000	555,500

		3,784,691

Leisure 1.1%
AMC Entertainment Holdings, Inc., 5.88%, 11/15/2026	175,000	172,375
6.13%, 5/15/2027	25,000	24,812
Cedar Fair LP, 5.38%, 4/15/2027 (a)	150,000	157,500
Regal Entertainment Group, 5.75%, 2/1/2025	450,000	461,250
Six Flags Entertainment Corp., 4.88%, 7/31/2024 (a)	200,000	203,000
5.50%, 4/15/2027 (a)	725,000	750,375

		1,769,312

Corporate Bonds (continued)

	Principal Amount	Value

Media Entertainment 5.4%
AMC Networks, Inc., 5.00%, 4/1/2024	$375,000	$379,687
4.75%, 8/1/2025	275,000	272,594
CBS Radio, Inc., 7.25%, 11/1/2024 (a)	300,000	316,312
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/2022	600,000	609,000
EMI Music Publishing Group North America Holdings, Inc., 7.63%, 6/15/2024 (a)	400,000	440,000
EW Scripps Co. (The), 5.13%, 5/15/2025 (a)	100,000	99,500
Gray Television, Inc., 5.13%, 10/15/2024 (a)	150,000	149,625
5.88%, 7/15/2026 (a)	350,000	358,750
iHeartCommunications, Inc., 9.00%, 3/1/2021	425,000	303,875
LIN Television Corp., 5.88%, 11/15/2022	600,000	624,000
Match Group, Inc., 5.00%, 12/15/2027 (a)	325,000	329,875
Nexstar Broadcasting, Inc., 5.63%, 8/1/2024 (a)	425,000	438,812
Nielsen Co. Luxembourg SARL (The), 5.00%, 2/1/2025 (a)	650,000	674,375
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	350,000	360,063
Outfront Media Capital LLC, 5.88%, 3/15/2025	125,000	132,187
Sinclair Television Group, Inc., 5.63%, 8/1/2024 (a)	475,000	489,844
5.88%, 3/15/2026 (a)	450,000	468,000
5.13%, 2/15/2027 (a)	100,000	99,125
TEGNA, Inc., 6.38%, 10/15/2023	425,000	445,188
5.50%, 9/15/2024 (a)	50,000	52,437
Tribune Media Co., 5.88%, 7/15/2022	675,000	693,563
Urban One, Inc., 9.25%, 2/15/2020 (d)(i)	350,000	329,000
7.38%, 4/15/2022 (a)	375,000	374,063
WMG Acquisition Corp., 5.00%, 8/1/2023 (a)	50,000	51,750
4.88%, 11/1/2024 (a)	100,000	103,000

		8,594,625

Metals & Mining 2.5%
Alliance Resource Operating Partners LP, 7.50%, 5/1/2025 (a)	325,000	345,312
Coeur Mining, Inc., 5.88%, 6/1/2024	350,000	345,625
Freeport-McMoRan, Inc., 3.88%, 3/15/2023	500,000	497,500
5.40%, 11/14/2034	750,000	763,125
Hudbay Minerals, Inc., 7.25%, 1/15/2023 (a)	150,000	159,000
7.63%, 1/15/2025 (a)	200,000	219,000
Peabody Energy Corp., 6.00%, 3/31/2022 (a)	50,000	51,875
6.38%, 3/31/2025 (a)	275,000	286,000

13

Statement of Investments (Continued)

December 31, 2017

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Steel Dynamics, Inc., 5.13%, 10/1/2021	$50,000	$51,250
5.25%, 4/15/2023	75,000	77,250
5.50%, 10/1/2024	350,000	371,875
Teck Resources Ltd., 8.50%, 6/1/2024 (a)	150,000	169,500
6.13%, 10/1/2035	325,000	364,000
6.00%, 8/15/2040	125,000	139,063
6.25%, 7/15/2041	50,000	57,250

		3,897,625

Midstream 5.4%
AmeriGas Partners LP, 5.63%, 5/20/2024	75,000	78,000
5.50%, 5/20/2025	300,000	303,000
5.88%, 8/20/2026	500,000	515,000
5.75%, 5/20/2027	100,000	101,000
Andeavor Logistics LP, 6.25%, 10/15/2022	232,000	246,145
Antero Midstream Partners LP, 5.38%, 9/15/2024	425,000	437,750
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/2024	325,000	369,891
5.88%, 3/31/2025	275,000	298,031
5.13%, 6/30/2027	150,000	155,160
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (a)	600,000	610,500
Energy Transfer Equity LP, 5.88%, 1/15/2024	550,000	578,875
5.50%, 6/1/2027	200,000	204,000
Ferrellgas LP, 6.50%, 5/1/2021	100,000	93,625
6.75%, 1/15/2022	800,000	740,000
6.75%, 6/15/2023	150,000	137,625
Holly Energy Partners LP, 6.00%, 8/1/2024 (a)	525,000	547,313
NuStar Logistics LP, 5.63%, 4/28/2027	400,000	407,000
Suburban Propane Partners LP, 5.50%, 6/1/2024	800,000	792,000
5.88%, 3/1/2027	150,000	146,625
Summit Midstream Holdings LLC, 5.50%, 8/15/2022	575,000	575,000
5.75%, 4/15/2025	325,000	327,727
Targa Pipeline Partners LP, 5.88%, 8/1/2023 (d)	175,000	175,437
Targa Resources Partners LP, 5.13%, 2/1/2025	150,000	153,562
5.38%, 2/1/2027	350,000	359,188
5.00%, 1/15/2028 (a)	250,000	249,375

		8,601,829

Oil Field Services 0.9%
Precision Drilling Corp., 6.50%, 12/15/2021	51,000	51,956
7.75%, 12/15/2023	250,000	262,500
7.13%, 1/15/2026 (a)	100,000	102,000
SESI LLC, 7.13%, 12/15/2021	50,000	51,250
7.75%, 9/15/2024 (a)	400,000	425,000

Corporate Bonds (continued)

	Principal Amount	Value

Oil Field Services (continued)
Weatherford International LLC, 6.80%, 6/15/2037	$75,000	$62,250
Weatherford International Ltd., 8.25%, 6/15/2023	275,000	277,750
7.00%, 3/15/2038	300,000	252,000

		1,484,706

Packaging 6.0%
ARD Finance SA, 7.12%, 9/15/2023 (b)	375,000	391,875
Ardagh Packaging Finance plc, 6.00%, 6/30/2021 (a)	250,000	256,562
7.25%, 5/15/2024 (a)	1,000,000	1,088,750
6.00%, 2/15/2025 (a)	200,000	210,500
Berry Global, Inc., 5.50%, 5/15/2022	675,000	695,250
6.00%, 10/15/2022	75,000	78,562
5.13%, 7/15/2023	300,000	312,000
BWAY Holding Co., 5.50%, 4/15/2024 (a)	375,000	390,000
7.25%, 4/15/2025 (a)	1,025,000	1,058,313
Flex Acquisition Co., Inc., 6.88%, 1/15/2025 (a)	950,000	983,820
Multi-Color Corp., 6.13%, 12/1/2022 (a)	575,000	600,156
4.88%, 11/1/2025 (a)	125,000	125,469
Owens-Brockway Glass Container, Inc., 5.38%, 1/15/2025 (a)	400,000	422,000
6.38%, 8/15/2025 (a)	50,000	55,875
Pactiv LLC, 7.95%, 12/15/2025	225,000	254,813
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020	314,960	319,684
7.00%, 7/15/2024 (a)	575,000	615,250
Sealed Air Corp., 4.88%, 12/1/2022 (a)	375,000	396,094
Signode Industrial Group Lux SA, 6.38%, 5/1/2022 (a)	900,000	940,500
Trident Merger Sub, Inc., 6.63%, 11/1/2025 (a)	325,000	324,188

		9,519,661

Paper 0.4%
Clearwater Paper Corp., 5.38%, 2/1/2025 (a)	675,000	678,375

Pharmaceuticals 3.9%
Eagle Holding Co. II LLC, 7.63%, 5/15/2022 (a)(b)	175,000	176,750
Endo Dac, 6.00%, 7/15/2023 (a)	475,000	372,875
6.00%, 2/1/2025 (a)	525,000	406,875
Jaguar Holding Co. II, 6.38%, 8/1/2023 (a)	1,300,000	1,313,000
Mallinckrodt International Finance SA, 4.75%, 4/15/2023	500,000	392,500
5.63%, 10/15/2023 (a)	175,000	148,750
5.50%, 4/15/2025 (a)	650,000	529,750

14

Statement of Investments (Continued)

December 31, 2017

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/2022 (a)	$75,000	$78,750
7.25%, 7/15/2022 (a)	50,000	50,563
5.50%, 3/1/2023 (a)	400,000	366,000
5.88%, 5/15/2023 (a)	750,000	695,625
7.00%, 3/15/2024 (a)	175,000	187,250
6.13%, 4/15/2025 (a)	1,375,000	1,258,125
5.50%, 11/1/2025 (a)	125,000	127,187
9.00%, 12/15/2025 (a)	125,000	130,275

		6,234,275

Refining 0.5%
Andeavor, 5.38%, 10/1/2022	150,000	154,875
CVR Refining LLC, 6.50%, 11/1/2022	650,000	669,500

		824,375

Restaurants 0.9%
1011778 BC ULC, 4.25%, 5/15/2024 (a)	75,000	74,813
5.00%, 10/15/2025 (a)	850,000	856,375
KFC Holding Co., 5.25%, 6/1/2026 (a)	275,000	289,437
4.75%, 6/1/2027 (a)	150,000	153,375
Performance Food Group, Inc., 5.50%, 6/1/2024 (a)	75,000	77,438

		1,451,438

Retailers 1.6%
Hanesbrands, Inc., 4.88%, 5/15/2026 (a)	225,000	230,625
Michaels Stores, Inc., 5.88%, 12/15/2020 (a)	325,000	329,469
Party City Holdings, Inc., 6.13%, 8/15/2023 (a)	500,000	516,250
PetSmart, Inc., 7.13%, 3/15/2023 (a)	800,000	474,000
8.88%, 6/1/2025 (a)	225,000	135,562
Rite Aid Corp., 6.13%, 4/1/2023 (a)	425,000	383,563
Sally Holdings LLC, 5.63%, 12/1/2025	400,000	398,000

		2,467,469

Supermarkets 0.5%
Albertsons Cos. LLC, 6.63%, 6/15/2024	350,000	331,625
5.75%, 3/15/2025	475,000	428,450

		760,075

Technology 9.2%
BMC Software Finance, Inc., 8.13%, 7/15/2021 (a)	750,000	754,687
CDW LLC, 5.50%, 12/1/2024	500,000	543,750
5.00%, 9/1/2025	75,000	77,625

Corporate Bonds (continued)

	Principal Amount	Value

Technology (continued)
CommScope Technologies LLC, 6.00%, 6/15/2025 (a)	$475,000	$504,687
Dell International LLC, 7.13%, 6/15/2024 (a)	675,000	739,033
First Data Corp., 7.00%, 12/1/2023 (a)	650,000	687,375
5.75%, 1/15/2024 (a)	1,150,000	1,190,250
Gartner, Inc., 5.13%, 4/1/2025 (a)	175,000	182,875
Infor Software Parent LLC, 7.12%, 5/1/2021 (a)(b)	775,000	792,437
Infor US, Inc., 6.50%, 5/15/2022	925,000	957,375
Informatica LLC, 7.13%, 7/15/2023 (a)	525,000	536,812
MSCI, Inc., 5.25%, 11/15/2024 (a)	125,000	131,719
5.75%, 8/15/2025 (a)	75,000	80,531
NCR Corp., 4.63%, 2/15/2021	200,000	201,750
5.88%, 12/15/2021	50,000	51,250
5.00%, 7/15/2022	375,000	381,563
6.38%, 12/15/2023	150,000	157,125
Nuance Communications, Inc., 5.38%, 8/15/2020 (a)	192,000	194,640
5.63%, 12/15/2026	625,000	650,781
Rackspace Hosting, Inc., 8.63%, 11/15/2024 (a)	825,000	880,688
Riverbed Technology, Inc., 8.88%, 3/1/2023 (a)	550,000	519,063
RP Crown Parent LLC, 7.38%, 10/15/2024 (a)	600,000	628,500
Sabre GLBL, Inc., 5.38%, 4/15/2023 (a)	300,000	309,000
Sensata Technologies BV, 5.00%, 10/1/2025 (a)	100,000	105,750
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/2026 (a)	225,000	244,688
Solera LLC, 10.50%, 3/1/2024 (a)	775,000	871,860
Sophia LP, 9.00%, 9/30/2023 (a)	550,000	581,625
SS&C Technologies Holdings, Inc., 5.88%, 7/15/2023	275,000	290,125
Symantec Corp., 5.00%, 4/15/2025 (a)	175,000	182,000
Tempo Acquisition LLC, 6.75%, 6/1/2025 (a)	700,000	707,000
TTM Technologies, Inc., 5.63%, 10/1/2025 (a)	350,000	358,750
Vantiv LLC, 4.38%, 11/15/2025 (a)	200,000	202,536

		14,697,850

Transportation Services 0.6%
Avis Budget Car Rental LLC, 6.38%, 4/1/2024 (a)	475,000	494,143

15

Statement of Investments (Continued)

December 31, 2017

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Transportation Services (continued)
Hertz Corp. (The), 7.63%, 6/1/2022 (a)	$250,000	$261,875
6.25%, 10/15/2022	100,000	96,500
5.50%, 10/15/2024 (a)	150,000	135,375

		987,893

Utility — Electric 2.2%
Calpine Corp., 5.88%, 1/15/2024 (a)	175,000	178,062
5.75%, 1/15/2025	850,000	803,250
5.25%, 6/1/2026 (a)	50,000	49,001
Enviva Partners LP, 8.50%, 11/1/2021	550,000	585,750
NRG Energy, Inc., 6.25%, 5/1/2024	750,000	785,625
6.63%, 1/15/2027	250,000	264,375
5.75%, 1/15/2028 (a)	75,000	75,750
TerraForm Power Operating LLC, 6.63%, 6/15/2025 (a)(g)	200,000	218,000
5.00%, 1/31/2028 (a)	475,000	470,250

		3,430,063

Wireless Communications 4.2%
Altice Luxembourg SA, 7.63%, 2/15/2025 (a)	800,000	766,000
SFR Group SA, 7.38%, 5/1/2026 (a)	1,250,000	1,282,812
Sprint Capital Corp., 6.88%, 11/15/2028	425,000	427,656
Sprint Corp., 7.88%, 9/15/2023	1,050,000	1,118,250
7.13%, 6/15/2024	975,000	992,062
7.63%, 2/15/2025	225,000	235,688
T-Mobile USA, Inc., 6.63%, 4/1/2023	850,000	886,125
6.84%, 4/28/2023	175,000	183,313
6.38%, 3/1/2025	600,000	642,000
6.50%, 1/15/2026	125,000	136,406

		6,670,312

Total Corporate Bonds (cost $147,609,478)		149,992,702

Short-Term Investment 1.4%

	Shares

Money Market Fund 1.4%
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.45% (h)	2,230,004	2,230,673

Total Short-Term Investment (cost $2,230,673)		2,230,673

Total Investments (cost $149,840,151) — 95.6%		152,223,375

Other assets in excess of liabilities — 4.4%		6,989,650

NET ASSETS — 100.0%		$159,213,025

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $91,750,142 which represents 57.63% of net assets.

(b)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(c)	Value determined using significant unobservable inputs.

(d)	Illiquid security (unaudited).

(e)	Security in default.

(f)	Restricted security.

(g)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2017.

(h)	Represents 7-day effective yield as of December 31, 2017.

(i)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed illiquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $329,000 which represents 0.21% of net assets.

†	Amount rounds to less than 0.1%.

16

Statement of Investments (Continued)

December 31, 2017

Federated NVIT High Income Bond Fund (Continued)

Centrally Cleared Credit default swap contracts outstanding — sell protection as of December 31, 20171:

Reference Obligation/ Index	Financing Rate Paid / (Received) by the Fund (%)	Frequency of Payments Made/Received	Maturity Date	Implied Credit Spread (%)[2]	Notional Amount[3]	Upfront Payments (Receipts)[4] ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North America High Yield Index Series 28	5.00	Quarterly	6/20/2022	2.80	USD 2,500,000	179,204	40,039	219,243

						179,204	40,039	219,243

Currency:

USD	United States Dollar

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4	Upfront premiums generally related to payments received at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2017

Federated NVIT High Income Bond Fund
Assets:
Investment securities, at value (cost $149,840,151)	$152,223,375
Cash	4,735,055
Cash pledged for centrally cleared credit default swap contracts	103,667
Interest and dividends receivable	2,449,170
Receivable for capital shares issued	15,469
Reimbursement from investment adviser (Note 3)	2,081
Prepaid expenses	275

Total Assets	159,529,092

Liabilities:
Payable for capital shares redeemed	141,259
Payable for variation margin on centrally cleared credit default swap contracts	2,328
Accrued expenses and other payables:
Investment advisory fees	87,532
Fund administration fees	16,043
Administrative servicing fees	23,944
Accounting and transfer agent fees	1,735
Trustee fees	26
Custodian fees	1,020
Compliance program costs (Note 3)	164
Professional fees	30,479
Printing fees	7,723
Other	3,814

Total Liabilities	316,067

Net Assets	$159,213,025

Represented by:
Capital	$160,138,966
Accumulated undistributed net investment income	601,063
Accumulated net realized losses from investment securities and swap contracts	(3,950,267)
Net unrealized appreciation/(depreciation) in investment securities	2,383,224
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	40,039

Net Assets	$159,213,025

Net Assets:
Class I Shares	$159,213,025

Total	$159,213,025

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	24,161,166

Total	24,161,166

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.59

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2017

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$10,125,924
Dividend income	43,301

Total Income	10,169,225

EXPENSES:
Investment advisory fees	1,084,120
Fund administration fees	114,576
Administrative servicing fees Class I Shares	251,850
Professional fees	46,892
Printing fees	14,582
Trustee fees	5,163
Custodian fees	6,210
Accounting and transfer agent fees	11,048
Compliance program costs (Note 3)	689
Other	3,654

Total expenses before expenses reimbursed	1,538,784

Expenses reimbursed by adviser (Note 3)	(8,904)

Net Expenses	1,529,880

NET INVESTMENT INCOME	8,639,345

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	721,255
Expiration or closing of swap contracts (Note 2)	317,321

Net realized gains	1,038,576

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	1,287,169
Swap contracts (Note 2)	(67,037)

Net change in unrealized appreciation/depreciation	1,220,132

Net realized/unrealized gains	2,258,708

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,898,053

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$8,639,345	$8,993,206
Net realized gains (losses)	1,038,576	(3,243,009)
Net change in unrealized appreciation/depreciation	1,220,132	16,528,313

Change in net assets resulting from operations	10,898,053	22,278,510

Distributions to Shareholders From:
Net investment income:
Class I	(8,816,181)	(9,115,988)
Class Y	–	(62,890)

Change in net assets from shareholder distributions	(8,816,181)	(9,178,878)

Change in net assets from capital transactions	(11,526,061)	4,969,167

Change in net assets	(9,444,189)	18,068,799

Net Assets:
Beginning of year	168,657,214	150,588,415

End of year	$159,213,025	$168,657,214

Accumulated undistributed net investment income at end of year	$601,063	$655,941

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$30,383,126	$78,591,263
Dividends reinvested	8,816,181	9,115,988
Cost of shares redeemed	(49,557,107)	(83,245,654)

Total Class I Shares	(10,357,800)	4,461,597

Class Y Shares
Proceeds from shares issued	23,336	546,853
Dividends reinvested	–	62,890
Cost of shares redeemed	(1,191,597)	(102,173)

Total Class Y Shares	(1,168,261)	507,570

Change in net assets from capital transactions	$(11,526,061)	$4,969,167

SHARE TRANSACTIONS:
Class I Shares
Issued	4,461,169	12,438,034
Reinvested	1,334,690	1,394,391
Redeemed	(7,285,452)	(12,994,154)

Total Class I Shares	(1,489,593)	838,271

Class Y Shares
Issued	3,513	85,245
Reinvested	–	9,636
Redeemed	(177,926)	(16,067)

Total Class Y Shares	(174,413)	78,814

Total change in shares	(1,664,006)	917,085

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2017	$6.53	0.35	0.09	0.44	(0.38)	–	(0.38)	$6.59	6.76%		$159,213,025	0.91%	5.14%	0.92%	29.50%
Year Ended December 31, 2016	$6.05	0.35	0.51	0.86	(0.38)	–	(0.38)	$6.53	14.16%		$167,518,400	0.91%	5.42%	0.92%	44.05%
Year Ended December 31, 2015	$6.65	0.36	(0.54)	(0.18)	(0.36)	(0.06)	(0.42)	$6.05	(2.61%	)	$150,010,604	0.93%	5.44%	0.94%	47.97%
Year Ended December 31, 2014	$6.91	0.39	(0.22)	0.17	(0.43)	–	(0.43)	$6.65	2.55%		$150,370,619	0.95%	5.52%	0.95%	41.82%
Year Ended December 31, 2013	$6.90	0.44	0.05	0.49	(0.48)	–	(0.48)	$6.91	7.07%		$54,496,968	0.95%	6.18%	0.95%	36.66%

Class Y Shares
Period Ended April 10, 2017 (f)	$6.53	0.10	0.09	0.19	–	–	–	$6.72	2.91%		$770,335	0.21%	1.46%	0.21%	29.50%
Year Ended December 31, 2016	$6.04	0.36	0.52	0.88	(0.39)	–	(0.39)	$6.53	14.52%		$1,138,814	0.76%	5.57%	0.77%	44.05%
Year Ended December 31, 2015	$6.65	0.38	(0.56)	(0.18)	(0.37)	(0.06)	(0.43)	$6.04	(2.61%	)	$577,811	0.78%	5.61%	0.79%	47.97%
Period Ended December 31, 2014 (g)	$6.98	0.26	(0.31)	(0.05)	(0.28)	–	(0.28)	$6.65	(0.59%	)	$405,554	0.80%	5.65%	0.80%	41.82%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	As of December 31, 2017, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.
(g)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014. Ratios of expenses and net investment income are annualized.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, hold shares of the Fund.

The Fund currently offers Class I shares.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

23

Notes to Financial Statements (Continued)

December 31, 2017

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds
Aerospace & Defense	$—	$1,929,594	$—	$1,929,594
Automotive	—	3,221,856	—	3,221,856
Banking	—	1,090,000	—	1,090,000
Building Materials	—	2,888,671	—	2,888,671
Cable Satellite	—	13,285,821	—	13,285,821
Chemicals	—	3,239,344	—	3,239,344
Construction Machinery	—	1,186,688	—	1,186,688
Consumer Cyclical Services	—	894,313	—	894,313
Consumer Products	—	2,489,969	—	2,489,969
Diversified Manufacturing	—	2,330,000	—	2,330,000
Environmental	—	607,688	—	607,688
Finance Companies	—	3,390,338	—	3,390,338
Food & Beverage	—	3,732,057	—	3,732,057
Food & Staples Retailing	—	—	—	—
Gaming	—	6,652,556	—	6,652,556
Healthcare	—	16,592,172	—	16,592,172
Independent Energy	—	9,319,686	—	9,319,686
Industrial - Other	—	1,287,375	—	1,287,375
Insurance - P&C	—	3,784,691	—	3,784,691
Leisure	—	1,769,312	—	1,769,312
Media Entertainment	—	8,594,625	—	8,594,625
Metals & Mining	—	3,897,625	—	3,897,625
Midstream	—	8,601,829	—	8,601,829
Oil Field Services	—	1,484,706	—	1,484,706
Packaging	—	9,519,661	—	9,519,661
Paper	—	678,375	—	678,375
Pharmaceuticals	—	6,234,275	—	6,234,275
Refining	—	824,375	—	824,375

24

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Restaurants	$—	$1,451,438	$—	$1,451,438
Retailers	—	2,467,469	—	2,467,469
Supermarkets	—	760,075	—	760,075
Technology	—	14,697,850	—	14,697,850
Transportation Services	—	987,893	—	987,893
Utility - Electric	—	3,430,063	—	3,430,063
Wireless Communications	—	6,670,312	—	6,670,312
Total Corporate Bonds	$—	$149,992,702	$—	$149,992,702
Swap Contracts*	—	40,039	—	40,039
Short-Term Investment	2,230,673	—	—	2,230,673
Total	$2,230,673	$150,032,741	$—	$152,263,414

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts, which are included in the table at unrealized appreciation/(depreciation).

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2017, the Fund held two Corporate Bond investments that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Swap Contracts

Credit Default Swap Contracts. The Fund entered into credit default swap contracts during the year ended December 31, 2017. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund uses credit default swap contracts to expose the Fund’s cash holdings to the investment characteristics and performance of the high-yield bond market while maintaining liquidity to satisfy shareholder activity. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under Payable for variation margin on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accredited daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par

25

Notes to Financial Statements (Continued)

December 31, 2017

(or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of December 31, 2017 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under payable for variation margin on centrally cleared interest rate swap contracts” for centrally cleared swaps and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

26

Notes to Financial Statements (Continued)

December 31, 2017

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Swap Contracts (a)
Credit risk	Unrealized appreciation on centrally cleared credit default swap contracts	$40,039
Total		$40,039
(a)	Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swaps, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$317,321
Total	$317,321

For the year ended December 31, 2017, the average amounts of outstanding derivative financial instruments held by the Fund were as follows.

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$(67,037)
Total	$(67,037)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Forward Foreign Currency Contracts:
Average Notional Balance — Sell Protection	$4,928,846

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” At December 31, 2017, the centrally cleared credit default swaps agreement does not provide for a netting arrangement.

27

Notes to Financial Statements (Continued)

December 31, 2017

(c)	Restricted Securities

At December 31, 2017, the Fund owned restricted private placement instrument. This investment is valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition date of the investment, its cost, and its value at December 31, 2017 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.40%	9/1/2025	$2,500,000	4/21/2011	$—	$—	0.00%
Total					$—	$—	0.00%

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to treatment of notional principle contracts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities and Swap Contracts
$9,083	$121,958	$(131,041)

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

28

Notes to Financial Statements (Continued)

December 31, 2017

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.75%
$50 million up to $250 million	0.60%
$250 million up to $500 million	0.55%
$500 million and more	0.50%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before expense reimbursements was 0.64%, and after expense reimbursements was 0.64%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the

29

Notes to Financial Statements (Continued)

December 31, 2017

Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.76% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund are:

Period Ended December 31, 2015 Amount(a)	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
$23,560	$22,594	$8,904	$55,058
(a)	For the period from May 1, 2015 through December 31, 2015.

During the year ended December 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $114,576 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s

30

Notes to Financial Statements (Continued)

December 31, 2017

Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $689.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $251,850.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan Chase Bank, N.A., (“JPMorgan”) The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

31

Notes to Financial Statements (Continued)

December 31, 2017

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $46,333,266 and sales of $57,016,900 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and

32

Notes to Financial Statements (Continued)

December 31, 2017

enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,816,181	$—	$8,816,181	$—	$8,816,181

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,178,878	$—	$9,178,878	$—	$9,178,878

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$641,102	$—	$641,102	$(3,938,392)	$2,371,349	$(925,941)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$150,067,831	$5,053,822	$(2,679,035)	$2,374,787

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

33

Notes to Financial Statements (Continued)

December 31, 2017

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$3,938,392	Unlimited

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized of $907,535, and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of Federated NVIT High Income Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Federated NVIT High Income Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

35

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.02%.

36

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

42

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2017

NVIT Multi Sector Bond Fund

AR-MSB 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi Sector Bond Fund

For the annual period ended December 31, 2017, the NVIT Multi Sector Bond Fund (Class I) returned 6.33% versus 3.54% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of General Bond Funds (consisting of 25 funds as of December 31, 2017) was 6.24% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Once again, the Fund’s overweight to the High Yield sector was the largest contributor to returns on a relative basis. The asset class followed up a stellar 2016, returning 7.5% for the year on the back of eight consecutive quarters of positive absolute returns. The market started the year on a positive note, as investors’ expectations soared around corporate tax reform, infrastructure development and changes to healthcare policies. The market suffered some disappointment in the middle part of the year amid gridlock on tax reform and increased volatility in the oil markets. Oil prices rebounded in the second half of the year, giving energy names the much-needed bounce to make it one of the best-performing Industrials sub-sectors for the year. The largest contributor from a ticker basis was satellite maker Intelsat, which announced its intention to merge in a share-for-share transaction with SoftBank, investing $1.7 billion in newly issued common and preferred shares of the combined company.

Security selection within U.S. Dollar (USD) Emerging Market (EM) bonds was a large contributor to returns over the year in addition to the strong performance by the asset class overall. Brazilian USD Corporates were the best performers, with export names such as Braskem and Vale leading the way. Eldorado also rebounded throughout the year as it was purchased by a foreign competitor. Argentinian Sovereign debt was also a large contributor to returns behind Argentinian president Mauricio Macri’s continued push for reform combined with a positive midterm election outcome.

Security selection within Non-U.S. Dollar assets was another large contributor to returns, particularly in Emerging Markets. Despite some political noise in the middle of the year, local Brazilian debt was a top performer as inflation expectations continued to grind lower and investors remained optimistic on fiscal reforms going into year-end. Eastern European rates and currency futures (FX) were also top contributors. Long-end rates in Hungary outperformed as the yield curve flattened on an extremely dovish central bank and stronger currency. Local sovereign bonds and outright FX exposure in Polish Zloty also benefited the portfolio as the currency was the best performer over the year, up over 22% on a total return basis.

Within emerging markets, the Fund’s underweight to hard currency sovereign assets was a slight detractor from relative performance as the USD EM sovereign assets outperformed their corporate counterparts for the year, returning over 9%. In Non-U.S. Dollar, the Fund’s underweight to Developed Market European duration was a detractor from returns as spreads in the periphery tightened modestly over the year, most notably in Italy and France. In Japan, while yields had an uneventful year amid the Central Bank’s 10-year yield target scheme, Japanese duration remains such a large part of Non-U.S. Dollar that our decision to not own Japanese Government Bonds was a large detractor for the portfolio over the year.

From a security level, the worst performer over the year was the Fund’s position in Petco term loans. The company took a large hit at the end of the year following weaker-than-expected 3Q results and ongoing concerns around online competition (Amazon, Chewy, etc.) in the pet specialty segment. Even though the company reported solid quarterly results in the early part of the year, the overall loss in momentum along with general pressures in the retail space weighed on the name.

Interest rate futures were used during the year to adjust duration in the portfolio and were a slight positive for performance. FX forwards were also used to tactically hedge non-USD assets and/or

4

Fund Commentary	NVIT Multi Sector Bond Fund

express outright currency views, both long and short. FX positions were a positive contributor to performance during the year.

Subadviser:

Logan Circle Partners, L.P.

Portfolio Managers:

Todd Howard, CFA; Andrew J. Kronschnabel, CFA; Scott J. Moses, CFA; and Timothy L. Rabe, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT Multi Sector Bond Fund

Asset Allocation†

Corporate Bonds	41.2%
Foreign Government Securities	13.5%
U.S. Treasury Obligations	10.7%
Mortgage-Backed Securities	10.6%
Loan Participations	8.6%
Short-Term Investments	3.4%
Commercial Mortgage-Backed Securities	3.3%
Asset-Backed Securities	3.3%
Collateralized Mortgage Obligations	2.5%
Repurchase Agreements	1.6%
Supranational	1.6%
Municipal Bonds	0.4%
Common Stocks	0.3%
Preferred Stock††	0.0%
Forward Foreign Currency Contracts††	0.0%
Liabilities in excess of other assets	(1.0)%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	5.7%
Media	4.3%
Banks	3.1%
Diversified Telecommunication Services	2.7%
Wireless Telecommunication Services	2.3%
Health Care Providers & Services	2.0%
Capital Markets	1.9%
Chemicals	1.8%
Metals & Mining	1.8%
Food Products	1.7%
Other Industries*	72.7%
100.0%

Top Holdings†††

U.S. Treasury Notes, 2.00%, 11/30/2022	3.2%
U.S. Treasury Bills, 0.00%, 1/11/2018	2.0%
U.S. Treasury Notes, 1.75%, 11/30/2019	1.7%
U.S. Treasury Bonds, 3.00%, 5/15/2047	1.4%
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class	1.4%
U.S. Treasury Notes, 2.25%, 11/15/2027	1.2%
FNMA, 3.00%, 12/1/2046	1.1%
U.S. Treasury Notes, 2.25%, 8/15/2027	0.9%
U.S. Treasury Bonds, 2.75%, 8/15/2047	0.8%
FNMA, 3.50%, 1/25/2047	0.8%
Other Holdings*	85.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT Multi Sector Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	6.33%	2.88%	4.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
Blended Index	5.26%	2.61%	4.81%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.83%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT Multi Sector Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi Sector Bond Fund versus performance of the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 60% Citigroup US Broad Investment-Grade Bond Index, 15% Citigroup US High-Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% JPMorgan Emerging Market Bond Index.

8

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi Sector Bond Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,023.00	4.08	0.80
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.08	0.80

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT Multi Sector Bond Fund

Asset-Backed Securities 3.3%

	Principal Amount	Value

Airlines 0.1%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.38%, 10/1/2022	$195,524	$199,702

Automobiles 1.5%
ARI Fleet Lease Trust, Series 2017-A, Class A2, 1.91%, 4/15/2026 (a)	465,000	463,964
California Republic Auto Receivables Trust, Series 2017-1, Class A3, 1.90%, 3/15/2021	285,000	283,981
Capital Auto Receivables Asset Trust, Series 2016-3, Class A2A, 1.36%, 4/22/2019	21,746	21,739
CarMax Auto Owner Trust, Series 2016-2, Class A3, 1.52%, 2/16/2021	320,000	318,681
Chesapeake Funding II LLC
Series 2017-2A, Class C, 3.01%, 5/15/2029 (a)	590,000	592,205
Series 2017-3A, Class C, 2.78%, 8/15/2029 (a)	420,000	418,347
Drive Auto Receivables Trust, Series 2017-AA, Class B, 2.51%, 1/15/2021 (a)	340,000	340,947
Enterprise Fleet Financing LLC
Series 2016-2, Class A3, 2.04%, 2/22/2022 (a)	200,000	198,915
Series 2017-2, Class A2, 1.97%, 1/20/2023 (a)	555,000	553,887
GM Financial Automobile Leasing Trust, Series 2015-3, Class A3, 1.69%, 3/20/2019	190,276	190,184
Hertz Fleet Lease Funding LP, Series 2017-1, Class A2, 2.13%, 4/10/2031 (a)	565,000	562,801
Santander Retail Auto Lease Trust, Series 2017-A, Class A3, 2.22%, 1/20/2021 (a)	720,000	717,906
SMART Trust, Series 2015-3US, Class A3A, 1.66%, 8/14/2019	213,411	212,965

		4,876,522

Home Equity 0.5%
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2002-HE1, Class M1, 3.13%, 3/15/2032 (b)	656,117	652,364
Conseco Finance Corp., Series 2001-C, Class M1, 2.18%, 8/15/2033 (b)	179,739	179,859
NovaStar Mortgage Funding Trust, Series 2003-3, Class A1, 2.26%, 12/25/2033 (b)	626,638	622,661
Provident Home Equity Loan Trust, Series 2000-2, Class A1, 1.82%, 8/25/2031 (b)	37,374	30,106
Renaissance Home Equity Loan Trust, Series 2007-1, Class AF2, 5.51%, 4/25/2037 (c)	112,177	56,888
Series 2006-1, Class AF3, 5.61%, 5/25/2036 (c)	26,786	19,259

		1,561,137

Asset-Backed Securities (continued)

	Principal Amount	Value

Other 0.4%
FNMA, Series 2003-T4, Class 2A5, 4.75%, 9/26/2033 (c)	$51,359	$56,166
Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, 12/26/2028 (a)	351,747	349,268
Nationstar HECM Loan Trust, Series 2017-2A, Class A1, 2.04%, 9/25/2027 (a)(b)	483,861	483,861
SoFi Consumer Loan Program LLC, Series 2017-6, Class A2, 2.82%, 11/25/2026 (a)	370,000	369,715

		1,259,010

Student Loan 0.8%
AccessLex Institute
Series 2006-1, Class B, 1.91%, 8/25/2037 (b)	130,944	123,023
Series 2003-A, Class A2, 2.53%, 7/1/2038 (b)	74,658	74,509
DRB Prime Student Loan Trust, Series 2015-D, Class A2, 3.20%, 1/25/2040 (a)	515,940	519,975
SLM Private Credit Student Loan Trust, Series 2006-A, Class A5, 1.88%, 6/15/2039 (b)	350,000	335,144
SLM Private Education Loan Trust, Series 2010-A, Class 2A, 4.73%, 5/16/2044 (a)(b)	243,154	250,338
SoFi Professional Loan Program LLC
Series 2014-B, Class A2, 2.55%, 8/27/2029 (a)	226,993	226,925
Series 2017-F, Class A2FX, 2.84%, 1/25/2041 (a)	365,000	365,487
South Carolina Student Loan Corp., Series 2015-A, Class A, 3.05%, 1/25/2036 (b)	554,548	557,331

		2,452,732

Total Asset-Backed Securities (cost $10,260,476)		10,349,103

Collateralized Mortgage Obligations 2.5%
BCAP LLC Trust, Series 2011-R11, Class 20A5, 3.53%, 3/26/2035 (a)(b)	63,003	63,250
CHL Mortgage Pass-Through Trust, Series 2005-11, Class 5A1, 2.15%, 3/25/2035 (b)	63,308	57,181
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 3.16%, 8/25/2034 (b)	147,845	146,270
CSMC Mortgage-Backed Trust, Series 2007-5, Class 8A2, 6.00%, 10/25/2024	80,929	79,897
Deutsche Mortgage Securities, Inc. Re-REMICS Trust, Series 2007-WM1, Class A1, 3.24%, 6/27/2037 (a)(b)	268,717	272,543

10

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

ERP Iron Ore LLC, 9.30%, 12/31/2019 (b)(d)(k)	$4,908	$2,454
FDIC Trust
Series 2011-R1, Class A, 2.67%, 7/25/2026 (a)	104,065	104,089
Series 2010-R1, Class A, 2.18%, 5/25/2050 (a)	84,435	84,618
FHLMC REMICS
Series 3558, Class G, 4.00%, 8/15/2024	485,000	504,732
Series 3123, Class HT, 5.00%, 3/15/2026	35,269	37,323
Series 3150, Class EQ, 5.00%, 5/15/2026	51,914	54,933
Series 2129, Class SG, IO, 5.51%, 6/17/2027 (b)	233,511	33,775
Series 3599, Class DY, 4.50%, 11/15/2029	420,000	456,708
Series 3653, Class B, 4.50%, 4/15/2030	179,121	191,856
Series 2649, Class IM, IO, 7.00%, 7/15/2033	387,744	97,297
Series 2725, Class TA, 4.50%, 12/15/2033	20,000	22,143
Series R006, Class ZA, 6.00%, 4/15/2036	245,273	272,145
Series R007, Class ZA, 6.00%, 5/15/2036	210,575	233,989
Series 3704, Class DC, 4.00%, 11/15/2036	81,667	83,447
Series 3632, Class PK, 5.00%, 2/15/2040	138,534	149,937
Series 271, Class 30, 3.00%, 8/15/2042	607,972	611,550
Series T-56, Class A5, 5.23%, 5/25/2043	93,891	104,332
FHLMC Whole Loan Securities Trust, Series 2017-SC02, Class 2A, 3.50%, 5/25/2047	153,824	154,281
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.32%, 11/25/2027 (a)(b)	450,000	449,850
FNMA STRIPS, Series 267, Class 2, IO, 8.50%, 10/25/2024	100,857	17,617
FNMA STRIPS REMICS
Series 207, Class 2, IO, 8.00%, 2/25/2023	31,637	4,567
Series 2006-22, Class CE, 4.50%, 8/25/2023	50,507	52,161
Series 264, Class 2, IO, 8.00%, 7/25/2024	80,739	15,552
Series 2009-71, Class MB, 4.50%, 9/25/2024	43,562	45,957
Series 2004-70, Class EB, 5.00%, 10/25/2024	29,980	31,429
Series 274, Class 2, IO, 8.50%, 10/25/2025	93,532	18,898

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Series 277, Class 2, IO, 7.50%, 4/25/2027	$42,206	$8,958
Series 1997-61, Class PK, IO, 8.00%, 8/18/2027	68,748	16,765
Series 2009-39, Class LB, 4.50%, 6/25/2029	53,915	57,340
Series 2009-96, Class DB, 4.00%, 11/25/2029	204,564	214,150
Series 2003-32, Class UI, IO, 6.00%, 5/25/2033	81,118	19,199
Series 2003-35, Class UI, IO, 6.50%, 5/25/2033	29,757	7,194
Series 2003-41, Class IB, IO, 7.00%, 5/25/2033	109,680	26,851
Series 2003-44, Class IB, IO, 6.00%, 6/25/2033	19,181	3,531
Series 2001-T4, Class A1, 7.50%, 7/25/2041	207,951	241,615
Series 2013-111, Class PL, 2.00%, 12/25/2042	425,000	398,805
GMACM Mortgage Loan Trust, Series 2005-AR2, Class 4A, 3.74%, 5/25/2035 (b)	29,061	27,609
GNMA REMICS
Series 2010-14, Class A, 4.50%, 6/16/2039	44,767	46,751
Series 2010-H12, Class PT, 5.47%, 11/20/2059	12,344	12,574
Series 2017-H16, Class PT, 4.68%, 5/20/2066 (b)	597,921	607,396
Series 2016-H24, Class KF, 2.04%, 11/20/2066 (b)	674,098	674,046
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1A2, 7.50%, 1/25/2036 (a)	116,105	121,681
Series 2006-RP1, Class 1A3, 8.00%, 1/25/2036 (a)	43,925	47,019
J.P. Morgan Mortgage Trust
Series 2005-A6, Class 1A2, 3.61%, 9/25/2035 (b)	65,445	65,987
Series 2005-A8, Class 1A1, 3.56%, 11/25/2035 (b)	30,162	28,985
Series 2006-A6, Class 1A2, 3.58%, 10/25/2036 (b)	5,401	4,993
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 8/25/2034 (a)	141,267	141,040
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 2A, 3.48%, 10/25/2035 (b)	230,879	232,874
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 3A, 2.40%, 12/8/2020	69,809	69,674
Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Ser, Series 2003-34A, Class 6A, 3.67%, 11/25/2033 (b)	152,881	151,697

11

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR1, Class A, 3.20%, 3/25/2034 (b)	$42,365	$43,182
Series 2006-AR14, Class 1A4, 2.97%, 11/25/2036 (b)	94,111	89,744
Wells Fargo Mortgage Backed Securities Trust
Series 2004-P, Class 2A1, 3.54%, 9/25/2034 (b)	24,715	25,300
Series 2005-AR2, Class 2A1, 3.28%, 3/25/2035 (b)	45,655	45,787
Series 2006-AR6, Class 7A1, 3.63%, 3/25/2036 (b)	23,094	23,377
Series 2006-AR10, Class 5A1, 3.39%, 7/25/2036 (b)	75,973	76,626

Total Collateralized Mortgage Obligations (cost $7,628,551)		7,985,531

Commercial Mortgage-Backed Securities 3.3%
1345 Avenue of the Americas & Park Avenue Plaza Trust, Series 2005-1, Class A3, 5.28%, 8/10/2035 (a)	655,000	730,494
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2003-2, Class H, 5.76%, 3/11/2041 (a)(b)	464,836	474,302
BANK, Series 2017-BNK9, Class A4, 3.54%, 11/15/2054	420,000	432,797
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR6, Class B, 4.95%, 11/11/2041 (a)(b)	13,416	13,409
Series 2004-PWR5, Class L, 4.69%, 7/11/2042 (a)(b)	225,000	224,153
Caesars Palace Las Vegas Trust
Series 2017-VICI, Class A, 3.53%, 10/15/2034 (a)	505,000	516,440
Series 2017-VICI, Class C, 4.14%, 10/15/2034 (a)	150,000	154,075
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, 3.33%, 11/15/2031 (a)(b)	260,982	261,035
COMM Mortgage Trust
Series 2012-CR2, Class AM, 3.79%, 8/15/2045	685,000	710,381
Series 2013-CR12, Class A2, 2.90%, 10/10/2046	735,000	738,848
Series 2015-CR26, Class C, 4.49%, 10/10/2048 (b)	545,000	529,299
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3, 3.45%, 8/15/2048	105,000	107,354
CSMC OA LLC, Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	465,000	479,857

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

DBCCRE Mortgage Trust
Series 2014-ARCP, Class A, 4.24%, 1/10/2034 (a)	$440,000	$453,667
Series 2014-ARCP, Class C, 4.93%, 1/10/2034 (a)(b)	425,000	432,294
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K702, Class X1, IO, 1.46%, 2/25/2018 (b)	7,404,532	2,850
Series KF12, Class A, 2.25%, 9/25/2022 (b)	294,739	292,807
Series KJ17, Class A2, 2.98%, 11/25/2025	410,000	416,728
Series K053, Class A2, 3.00%, 12/25/2025	255,000	259,052
Series KF27, Class A, 1.97%, 12/25/2026 (b)	164,161	164,936
FRESB Mortgage Trust REMICS, Series 2017-SB42, Class A10F, 2.96%, 10/25/2027 (b)	434,684	434,190
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-SGP, Class C, 4.98%, 7/15/2036 (a)(b)	515,000	519,498
Series 2005-CB12, Class AJ, 4.99%, 9/12/2037 (b)	82,973	84,373
Series 2004-LN2, Class B, 5.27%, 7/15/2041 (b)	160,000	143,451
Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (b)	210,947	211,519
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class F, 5.35%, 11/15/2040 (b)	225,000	230,575
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 4.82%, 2/15/2047 (b)	230,000	243,166
Series 2015-C24, Class C, 4.35%, 5/15/2048 (b)	45,000	43,733
Morgan Stanley Capital I Trust, Series 2006-T21, Class B, 5.24%, 10/12/2052 (a)(b)	100,000	99,906
Motel 6 Trust, Series 2017-MTL6, Class C, 2.88%, 8/15/2034 (a)(b)	277,888	277,889
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, 10/15/2030 (a)	110,000	108,443
MSCG Trust, Series 2015-ALDR, Class A2, 3.46%, 6/7/2035 (a)(b)	175,000	172,487
UBS Commercial Mortgage Trust, Series 2017-C7, Class AS, 4.06%, 12/15/2050 (b)	350,000	362,612
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM, 6.00%, 6/15/2045 (b)	38,229	38,425

Total Commercial Mortgage-Backed Securities (cost $10,447,076)		10,365,045

12

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds 41.2%

	Principal Amount	Value

Air Freight & Logistics 0.2%
United Parcel Service, Inc.,
2.50%, 4/1/2023	$460,000	$457,441
3.05%, 11/15/2027	150,000	150,011

		607,452

Airlines 0.2%
American Airlines Group, Inc.,
5.50%, 10/1/2019 (a)(e)	305,000	313,387
United Continental Holdings, Inc.,
4.25%, 10/1/2022	375,000	377,344

		690,731

Auto Components 0.6%
Adient Global Holdings Ltd.,
4.88%, 8/15/2026 (a)	350,000	359,625
Allison Transmission, Inc.,
5.00%, 10/1/2024 (a)	345,000	355,781
American Axle & Manufacturing, Inc.,
6.25%, 4/1/2025 (a)(e)	335,000	352,588
Icahn Enterprises LP,
6.00%, 8/1/2020	475,000	488,502
6.38%, 12/15/2025 (a)(e)	255,000	255,025

		1,811,521

Automobiles 0.5%
General Motors Co.,
4.88%, 10/2/2023	610,000	660,126
4.20%, 10/1/2027 (e)	140,000	145,069
Hyundai Capital America,
2.00%, 7/1/2019 (a)	200,000	197,606
Volkswagen Group of America Finance LLC,
2.45%, 11/20/2019 (a)	420,000	419,745

		1,422,546

Banks 3.1%
Banco de Bogota SA,
6.25%, 5/12/2026 (a)	150,000	161,745
Banco Hipotecario SA,
9.75%, 11/30/2020 (a)	205,000	233,337
Banco Mercantil del Norte SA,
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.35%), 7.63%, 01/10/28 (a)(e)(f)(g)	300,000	328,500
Banco Nacional de Costa Rica,
6.25%, 11/1/2023 (a)	275,000	290,675
Bancolombia SA,
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 4.88%, 10/18/2027 (e)(g)	185,000	182,503
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (g)	325,000	336,170
Bank of Montreal,
2.10%, 12/12/2019	375,000	373,961
1.90%, 8/27/2021	270,000	264,312
Barclays plc,
4.84%, 5/9/2028	630,000	655,729
BBVA Bancomer SA,
6.75%, 9/30/2022 (a)	175,000	197,312

Corporate Bonds (continued)

	Principal Amount		Value

Banks (continued)
Citigroup, Inc.,
4.45%, 9/29/2027		$335,000	$354,665
Credit Agricole SA,
3.25%, 10/4/2024 (a)		305,000	302,948
Credit Bank of Moscow Via CBOM Finance plc,
(USD Swap Semi 5 Year + 5.42%), 7.50%, 10/5/2027 (a)(g)		270,000	249,067
Development Bank of Kazakhstan JSC,
4.13%, 12/10/2022 (a)		340,000	349,690
Fifth Third Bank,
2.88%, 10/1/2021		400,000	403,926
Finansbank A/S,
4.88%, 5/19/2022 (a)		505,000	495,588
HSBC Bank plc,
Series 1M, (ICE LIBOR USD 6 Month + 0.25%), 2.13%, 06/30/17 (f)(g)		650,000	572,000
Series 1M, (ICE LIBOR USD 6 Month + 0.25%), 2.13%, 06/29/18 (f)(g)		80,000	70,400
7.65%, 5/1/2025		180,000	221,772
JPMorgan Chase & Co.,
4.25%, 11/2/2018	NZD	200,000	143,683
(ICE LIBOR USD 3 Month + 1.34%), 3.78%, 2/1/2028 (g)		$145,000	150,256
KeyCorp,
2.30%, 12/13/2018		490,000	490,734
Royal Bank of Canada,
2.13%, 3/2/2020		290,000	289,129
Royal Bank of Scotland Group plc,
3.88%, 9/12/2023		285,000	289,829
Santander UK Group Holdings plc,
(ICE LIBOR USD 3 Month + 1.40%), 3.82%, 11/3/2028 (g)		305,000	305,707
Sumitomo Mitsui Financial Group, Inc.,
3.66%, 3/29/2022	AUD	780,000	615,313
Toronto-Dominion Bank (The),
2.13%, 4/7/2021		$330,000	326,857
Turkiye Is Bankasi,
6.13%, 4/25/2024 (a)		150,000	151,232
Turkiye Vakiflar Bankasi TAO,
5.00%, 10/31/2018 (a)		100,000	100,851
5.63%, 5/30/2022 (a)		195,000	194,290
Wells Fargo & Co.,
3.07%, 1/24/2023		540,000	544,052

			9,646,233

Beverages 0.3%
Coca-Cola European Partners US LLC,
3.25%, 8/19/2021		465,000	473,262
Cott Holdings, Inc.,
5.50%, 4/1/2025 (a)(e)		550,000	565,125

			1,038,387

13

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Biotechnology 0.4%
AbbVie, Inc.,
2.50%, 5/14/2020		$410,000	$411,263
Gilead Sciences, Inc.,
2.55%, 9/1/2020		775,000	781,887

			1,193,150

Building Products 0.5%
James Hardie International Finance DAC,
4.75%, 1/15/2025 (a)		60,000	60,450
Jeld-Wen, Inc.,
4.63%, 12/15/2025 (a)		365,000	367,737
Reliance Intermediate Holdings LP,
6.50%, 4/1/2023 (a)		255,000	269,663
Standard Industries, Inc.,
4.75%, 1/15/2028 (a)		330,000	330,762
USG Corp.,
5.50%, 3/1/2025 (a)		365,000	387,813

			1,416,425

Capital Markets 1.8%
Apollo Management Holdings LP,
4.40%, 5/27/2026 (a)		250,000	261,120
Banco BTG Pactual SA,
5.50%, 1/31/2023 (a)(e)		150,000	149,813
Carlyle Holdings II Finance LLC,
5.63%, 3/30/2043 (a)		140,000	160,059
CDP Financial, Inc.,
5.60%, 11/25/2039 (a)		290,000	382,921
Charles Schwab Corp. (The),
3.20%, 1/25/2028		255,000	255,401
Credit Suisse Group AG,
(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/24 (a)(f)(g)		590,000	639,413
Goldman Sachs Group, Inc. (The),
5.20%, 12/17/2019	NZD	975,000	721,669
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (g)		$335,000	333,650
(ICE LIBOR USD 3 Month + 1.75%), 3.13%, 10/28/2027 (g)		600,000	634,451
ING Bank NV,
5.80%, 9/25/2023 (a)		330,000	370,338
KKR Group Finance Co. III LLC,
5.13%, 6/1/2044 (a)		410,000	454,486
Morgan Stanley,
4.75%, 11/16/2018	AUD	130,000	103,533
3.75%, 2/25/2023		$295,000	305,727
(ICE LIBOR USD 3 Month + 1.40%), 2.76%, 10/24/2023 (g)		425,000	437,090
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (g)		350,000	353,221

			5,562,892

Chemicals 1.1%
Blue Cube Spinco, Inc.,
10.00%, 10/15/2025		240,000	288,000
Braskem America Finance Co.,
7.13%, 7/22/2041 (a)		270,000	320,625
Braskem Finance Ltd.,
7.25%, 6/5/2018 (a)		150,000	153,000

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Braskem Netherlands Finance BV,
4.50%, 1/10/2028 (a)	$380,000	$373,844
CF Industries, Inc.,
5.38%, 3/15/2044	440,000	434,500
Huntsman International LLC,
5.13%, 11/15/2022	300,000	319,875
LyondellBasell Industries NV,
5.00%, 4/15/2019	198,000	203,292
NOVA Chemicals Corp.,
5.25%, 6/1/2027 (a)	660,000	658,350
Olin Corp.,
5.13%, 9/15/2027 (e)	115,000	121,037
Tronox Finance LLC,
7.50%, 3/15/2022 (a)	310,000	323,950
Tronox Finance plc,
5.75%, 10/1/2025 (a)(e)	300,000	308,250

		3,504,723

Commercial Services & Supplies 0.7%
ACCO Brands Corp.,
5.25%, 12/15/2024 (a)	430,000	441,825
Atento Luxco 1 SA,
6.13%, 8/10/2022 (a)	385,000	402,566
Brink’s Co. (The),
4.63%, 10/15/2027 (a)	325,000	318,500
Covanta Holding Corp.,
5.88%, 3/1/2024 (e)	675,000	685,125
Quad/Graphics, Inc.,
7.00%, 5/1/2022 (e)	315,000	326,025

		2,174,041

Communications Equipment 0.5%
Gogo Intermediate Holdings LLC,
12.50%, 7/1/2022 (a)(e)	475,000	536,156
Harris Corp.,
2.00%, 4/27/2018	330,000	329,655
Nokia OYJ,
6.63%, 5/15/2039	550,000	607,750

		1,473,561

Construction & Engineering 0.2%
AECOM,
5.75%, 10/15/2022	280,000	291,900
Aeropuertos Dominicanos Siglo XXI SA,
6.75%, 3/30/2029 (a)	200,000	219,000
Mexico City Airport Trust,
5.50%, 7/31/2047 (a)	225,000	222,187
Odebrecht Finance Ltd.,
Reg. S, 5.25%, 6/27/2029	175,000	50,750

		783,837

Construction Materials 0.1%
US Concrete, Inc.,
6.38%, 6/1/2024	315,000	337,838

Consumer Finance 0.5%
Ally Financial, Inc.,
4.13%, 2/13/2022	415,000	424,254
American Express Co.,
3.00%, 10/30/2024	305,000	304,494

14

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Consumer Finance (continued)
Caterpillar Financial Services Corp.,
1.35%, 5/18/2019		$355,000	$351,526
Ford Motor Credit Co. LLC,
2.55%, 10/5/2018		200,000	200,581
TMX Finance LLC,
8.50%, 9/15/2018 (a)		325,000	297,375

			1,578,230

Containers & Packaging 0.4%
Graphic Packaging International, Inc.,
4.13%, 8/15/2024		280,000	289,800
Smurfit Kappa Treasury Funding Ltd.,
7.50%, 11/20/2025		580,000	698,900
WestRock MWV LLC,
7.38%, 9/1/2019		305,000	328,856

			1,317,556

Diversified Consumer Services 0.3%
Service Corp. International,
7.50%, 4/1/2027		800,000	964,000

Diversified Financial Services 0.2%
Gazprom OAO,
6.51%, 3/7/2022 (a)		110,000	121,660
VFH Parent LLC,
6.75%, 6/15/2022 (a)		470,000	494,675

			616,335

Diversified Telecommunication Services 2.1%
AT&T, Inc.,
2.85%, 2/14/2023		215,000	215,853
4.30%, 2/15/2030 (a)		910,000	907,456
4.90%, 8/14/2037		545,000	551,864
Avanti Communications Group plc,
15.00%, 10/1/2021 (a)(e)(h)		252,529	198,656
17.50%, 10/1/2023 (a)(h)		434,611	87,043
CCO Holdings LLC,
5.00%, 2/1/2028 (a)		350,000	340,375
CenturyLink, Inc.,
Series Y, 7.50%, 4/1/2024 (e)		270,000	269,325
Frontier Communications Corp.,
9.25%, 7/1/2021 (e)		170,000	133,875
11.00%, 9/15/2025		290,000	213,150
Intelsat Jackson Holdings SA,
7.25%, 10/15/2020		175,000	164,500
9.50%, 9/30/2022 (a)(e)		565,000	651,162
SFR Group SA,
5.63%, 5/15/2024 (a)	EUR	300,000	374,713
7.38%, 5/1/2026 (a)(e)		$625,000	641,406
Sprint Capital Corp.,
8.75%, 3/15/2032		480,000	544,800
TELUS Corp.,
Series CG, 5.05%, 12/4/2019	CAD	65,000	54,442
Verizon Communications, Inc.,
3.38%, 2/15/2025 (a)		$408,000	409,541
4.67%, 3/15/2055		625,000	603,403
Virgin Media Secured Finance plc,
5.25%, 1/15/2026 (a)		300,000	303,000

			6,664,564

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities 1.0%
Commonwealth Edison Co.,
5.80%, 3/15/2018	$265,000	$266,967
Eskom Holdings SOC Ltd.,
5.75%, 1/26/2021 (a)	50,000	49,474
7.13%, 2/11/2025 (a)(e)	475,000	485,169
Exelon Corp.,
2.85%, 6/15/2020	450,000	454,196
Great Plains Energy, Inc.,
5.29%, 6/15/2022 (c)	380,000	413,101
Minejesa Capital BV,
4.63%, 8/10/2030 (a)(e)	250,000	255,670
Pampa Energia SA,
7.38%, 7/21/2023 (a)	200,000	218,000
7.50%, 1/24/2027 (a)	250,000	273,785
Public Service Co. of Colorado,
2.25%, 9/15/2022	290,000	285,451
Xcel Energy, Inc.,
2.60%, 3/15/2022	355,000	354,120

		3,055,933

Energy Equipment & Services 0.4%
Baker Hughes a GE Co. LLC,
2.77%, 12/15/2022 (a)	110,000	109,862
McDermott International, Inc.,
8.00%, 5/1/2021 (a)	440,000	452,254
Oil and Gas Holding Co. BSCC (The),
7.50%, 10/25/2027 (a)	145,000	148,477
Transocean, Inc.,
7.50%, 1/15/2026 (a)	465,000	476,183
Weatherford International Ltd.,
5.95%, 4/15/2042 (e)	150,000	117,000

		1,303,776

Equity Real Estate Investment Trusts (REITs) 0.7%
American Tower Trust #1,
3.07%, 3/15/2023 (a)	275,000	278,085
CoreCivic, Inc.,
4.75%, 10/15/2027	475,000	469,062
GEO Group, Inc. (The),
6.00%, 4/15/2026	430,000	441,825
MPT Operating Partnership LP,
5.00%, 10/15/2027	325,000	331,094
Select Income REIT,
4.25%, 5/15/2024	215,000	213,249
Simon Property Group LP,
3.38%, 12/1/2027 (e)	235,000	236,088
Uniti Group LP,
8.25%, 10/15/2023 (e)	255,000	245,119

		2,214,522

Food & Staples Retailing 0.0%†
Kroger Co. (The),
4.65%, 1/15/2048 (e)	120,000	122,836

Food Products 1.7%
Dean Foods Co.,
6.50%, 3/15/2023 (a)(e)	675,000	671,625
ESAL GmbH,
6.25%, 2/5/2023 (a)	75,000	71,250

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food Products (continued)
FAGE International SA,
5.63%, 8/15/2026 (a)(e)	$300,000	$289,500
JBS Investments GmbH,
7.75%, 10/28/2020 (a)	785,000	800,700
7.25%, 4/3/2024 (a)	225,000	221,062
Kraft Heinz Foods Co.,
4.88%, 2/15/2025 (a)	930,000	985,952
Lamb Weston Holdings, Inc.,
4.88%, 11/1/2026 (a)	300,000	313,500
Land O’ Lakes, Inc.,
6.00%, 11/15/2022 (a)	470,000	524,050
MHP SE,
Reg. S, 8.25%, 4/2/2020	150,000	162,791
Minerva Luxembourg SA,
5.88%, 1/19/2028 (a)	265,000	257,845
Mondelez International Holdings Netherlands BV,
1.63%, 10/28/2019 (a)	555,000	546,991
Pilgrim’s Pride Corp.,
5.88%, 9/30/2027 (a)	300,000	309,000
Post Holdings, Inc.,
5.75%, 3/1/2027 (a)	325,000	330,688

		5,484,954

Gas Utilities 0.1%
AmeriGas Partners LP,
5.63%, 5/20/2024	265,000	275,600

Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.,
2.89%, 6/6/2022	410,000	407,435
Hill-Rom Holdings, Inc.,
5.00%, 2/15/2025 (a)	325,000	331,403

		738,838

Health Care Providers & Services 2.1%
Anthem, Inc.,
2.50%, 11/21/2020	460,000	459,039
3.13%, 5/15/2022	375,000	378,313
2.95%, 12/1/2022	330,000	330,138
3.65%, 12/1/2027	405,000	412,828
Aveta, Inc.,
9.00%, 4/1/2019 (a)(i)	625,000	1
Cigna Corp.,
3.05%, 10/15/2027	335,000	329,049
Community Health Systems, Inc.,
6.25%, 3/31/2023	300,000	270,000
HCA, Inc.,
5.25%, 4/15/2025	250,000	264,375
7.50%, 11/6/2033	1,025,000	1,148,000
HealthSouth Corp.,
5.75%, 9/15/2025	325,000	338,000
Molina Healthcare, Inc.,
4.88%, 6/15/2025 (a)	400,000	399,000
Tenet Healthcare Corp.,
5.13%, 5/1/2025 (a)(e)	500,000	487,500
6.88%, 11/15/2031 (e)	1,100,000	902,000
Universal Health Services, Inc.,
5.00%, 6/1/2026 (a)	250,000	257,812
WellCare Health Plans, Inc.,
5.25%, 4/1/2025	450,000	474,750

		6,450,805

Corporate Bonds (continued)

	Principal Amount	Value

Hotels, Restaurants & Leisure 1.1%
1011778 BC ULC,
5.00%, 10/15/2025 (a)	$450,000	$453,375
Carrols Restaurant Group, Inc.,
8.00%, 5/1/2022	525,000	552,562
Darden Restaurants, Inc.,
6.80%, 10/15/2037	170,000	227,796
Golden Nugget, Inc.,
6.75%, 10/15/2024 (a)	775,000	788,563
International Game Technology plc,
6.50%, 2/15/2025 (a)(e)	375,000	419,062
Jack Ohio Finance LLC,
6.75%, 11/15/2021 (a)	450,000	473,625
Sugarhouse HSP Gaming Prop Mezz LP,
5.88%, 5/15/2025 (a)(e)	700,000	665,000

		3,579,983

Household Durables 0.8%
Newell Brands, Inc.,
5.00%, 11/15/2023	510,000	538,264
NVR, Inc.,
3.95%, 9/15/2022	330,000	344,493
PulteGroup, Inc.,
5.00%, 1/15/2027	310,000	323,950
Shea Homes LP,
5.88%, 4/1/2023 (a)	335,000	347,562
Springs Industries, Inc.,
6.25%, 6/1/2021	441,000	449,820
Tempur Sealy International, Inc.,
5.50%, 6/15/2026	475,000	486,970

		2,491,059

Household Products 0.2%
Central Garden & Pet Co.,
5.13%, 2/1/2028	170,000	170,000
Spectrum Brands, Inc.,
5.75%, 7/15/2025	355,000	373,638

		543,638

Independent Power and Renewable Electricity Producers 0.5%
AES Corp.,
5.13%, 9/1/2027	440,000	462,000
Calpine Corp.,
5.25%, 6/1/2026 (a)	195,000	191,102
Dynegy, Inc.,
7.63%, 11/1/2024 (e)	440,000	471,900
Emirates Semb Corp. Water & Power Co. PJSC,
4.45%, 8/1/2035 (a)	150,000	152,982
NRG Energy, Inc.,
7.25%, 5/15/2026	285,000	310,291

		1,588,275

Insurance 1.2%
Ardonagh Midco 3 plc,
8.63%, 7/15/2023 (a)	525,000	543,375
Assurant, Inc.,
2.50%, 3/15/2018	465,000	465,529
Athene Global Funding,
2.75%, 4/20/2020 (a)	540,000	540,272

16

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Brighthouse Financial, Inc.,
3.70%, 6/22/2027 (a)	$405,000	$398,305
Genworth Holdings, Inc.,
6.50%, 6/15/2034	210,000	175,350
Mercury General Corp.,
4.40%, 3/15/2027	265,000	272,477
Mutual of Omaha Insurance Co.,
(ICE LIBOR USD 3 Month + 2.64%), 4.30%, 7/15/2054 (a)(g)	355,000	359,651
USF&G Capital III,
8.31%, 7/1/2046 (a)	490,000	737,038
Validus Holdings Ltd.,
8.88%, 1/26/2040	245,000	362,214

		3,854,211

Internet & Direct Marketing Retail 0.2%
Amazon.com, Inc.,
5.20%, 12/3/2025	260,000	298,466
4.05%, 8/22/2047 (a)	120,000	129,326
4.25%, 8/22/2057 (a)	260,000	283,632

		711,424

Internet Software & Services 0.2%
Alibaba Group Holding Ltd.,
4.40%, 12/6/2057	265,000	276,065
VeriSign, Inc.,
4.63%, 5/1/2023	400,000	410,500

		686,565

Leisure Products 0.1%
Hasbro, Inc.,
3.50%, 9/15/2027	305,000	298,075

Machinery 0.1%
Park-Ohio Industries, Inc.,
6.63%, 4/15/2027 (e)	285,000	307,088

Marine 0.1%
Pelabuhan Indonesia II PT,
4.25%, 5/5/2025 (a)	305,000	311,863
5.38%, 5/5/2045 (a)	100,000	105,150

		417,013

Media 3.4%
21st Century Fox America, Inc.,
6.65%, 11/15/2037	350,000	481,392
Altice Luxembourg SA,
7.63%, 2/15/2025 (a)	675,000	646,312
Charter Communications Operating LLC,
4.91%, 7/23/2025	530,000	563,488
4.20%, 3/15/2028	325,000	322,585
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/2022	625,000	629,687
Cox Communications, Inc.,
3.25%, 12/15/2022 (a)	480,000	480,945
CSC Holdings LLC,
10.88%, 10/15/2025 (a)	250,000	297,500
5.50%, 4/15/2027 (a)(e)	350,000	357,000

Corporate Bonds (continued)

	Principal Amount	Value

Media (continued)
Discovery Communications LLC,
5.63%, 8/15/2019	$258,000	$270,632
6.35%, 6/1/2040	400,000	470,556
DISH DBS Corp.,
7.75%, 7/1/2026 (e)	725,000	762,156
Liberty Interactive LLC,
8.25%, 2/1/2030	415,000	450,275
Lions Gate Entertainment Corp.,
5.88%, 11/1/2024 (a)	500,000	528,125
National CineMedia LLC,
5.75%, 8/15/2026	525,000	492,188
Nexstar Broadcasting, Inc.,
5.63%, 8/1/2024 (a)	500,000	516,250
Sirius XM Radio, Inc.,
5.00%, 8/1/2027 (a)	425,000	426,063
SiTV LLC,
10.38%, 7/1/2019 (a)	325,000	219,375
Sky plc,
6.10%, 2/15/2018 (a)	615,000	617,866
Time, Inc.,
5.75%, 4/15/2022 (a)(e)	300,000	312,750
7.50%, 10/15/2025 (a)(e)	450,000	531,000
Unitymedia Hessen GmbH & Co. KG,
5.00%, 1/15/2025 (a)	300,000	307,500
Univision Communications, Inc.,
5.13%, 2/15/2025 (a)	300,000	292,125
Viacom, Inc.,
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (g)	490,000	478,363
WMG Acquisition Corp.,
5.00%, 8/1/2023 (a)	300,000	310,500

		10,764,633

Metals & Mining 1.8%
Aleris International, Inc.,
9.50%, 4/1/2021 (a)	350,000	369,250
ArcelorMittal,
6.75%, 2/25/2022	130,000	144,625
Barrick North America Finance LLC,
4.40%, 5/30/2021	265,000	280,505
Cleveland-Cliffs, Inc.,
4.88%, 1/15/2024 (a)	290,000	289,275
Constellium NV,
6.63%, 3/1/2025 (a)(e)	345,000	363,544
CSN Islands XI Corp.,
6.88%, 9/21/2019 (a)	205,000	193,725
CSN Resources SA,
Reg. S, 6.50%, 7/21/2020	100,000	93,750
First Quantum Minerals Ltd.,
7.50%, 4/1/2025 (a)	1,075,000	1,166,375
Freeport-McMoRan, Inc.,
5.40%, 11/14/2034 (e)	250,000	254,375
5.45%, 3/15/2043	570,000	569,287
Gerdau Trade, Inc.,
4.88%, 10/24/2027 (a)	375,000	373,125
Samarco Mineracao SA,
5.75%, 10/24/2023 (a)(j)	175,000	119,000
Stillwater Mining Co.,
7.13%, 6/27/2025 (a)	280,000	287,840

17

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Vale Canada Ltd.,
7.20%, 9/15/2032	$105,000	$119,175
Vale Overseas Ltd.,
5.88%, 6/10/2021	600,000	653,400
4.38%, 1/11/2022	250,000	258,500
6.88%, 11/10/2039 (e)	170,000	208,463

		5,744,214

Multiline Retail 0.2%
Kohl’s Corp.,
5.55%, 7/17/2045	695,000	678,923

Oil, Gas & Consumable Fuels 5.4%
Abu Dhabi Crude Oil Pipeline LLC,
4.60%, 11/2/2047 (a)(e)	150,000	154,279
Anadarko Petroleum Corp.,
6.45%, 9/15/2036	506,000	619,755
Canadian Oil Sands Ltd.,
7.75%, 5/15/2019 (a)	505,000	537,324
Cheniere Corpus Christi Holdings LLC,
5.13%, 6/30/2027	360,000	372,384
Cheniere Energy Partners LP,
5.25%, 10/1/2025 (a)	325,000	330,687
Comstock Resources, Inc.,
10.00%, 3/15/2020 (r)	240,000	247,500
Concho Resources, Inc.,
3.75%, 10/1/2027	150,000	151,958
Covey Park Energy LLC,
7.50%, 5/15/2025 (a)	450,000	468,990
DCP Midstream LP,
Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/22 (f)(g)	180,000	178,560
DCP Midstream Operating LP,
3.88%, 3/15/2023 (e)	305,000	303,094
Devon Financing Co. LLC,
7.88%, 9/30/2031	505,000	693,266
Ecopetrol SA,
5.88%, 5/28/2045	130,000	132,730
Energy Transfer Partners LP,
Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 02/15/23 (e)(f)(g)	325,000	315,656
EnLink Midstream Partners LP,
Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/22 (e)(f)(g)	325,000	311,123
4.15%, 6/1/2025	360,000	363,755
EP Energy LLC,
8.00%, 11/29/2024 (a)	300,000	309,750
Holly Energy Partners LP,
6.00%, 8/1/2024 (a)	315,000	328,387
Jonah Energy LLC,
7.25%, 10/15/2025 (a)(e)	355,000	357,662
KazMunayGas National Co. JSC,
6.38%, 4/9/2021 (a)	250,000	272,750
Murphy Oil Corp.,
5.75%, 8/15/2025	320,000	327,200

Corporate Bonds (continued)

	Principal Amount		Value

Oil, Gas & Consumable Fuels (continued)
NuStar Logistics LP,
6.75%, 2/1/2021		$290,000	$308,850
5.63%, 4/28/2027		155,000	157,712
Pertamina Persero PT,
6.00%, 5/3/2042 (a)		195,000	221,374
Petroamazonas EP,
4.63%, 2/16/2020 (a)		200,000	195,500
4.63%, 11/6/2020 (a)		200,000	195,000
Petrobras Global Finance BV,
4.38%, 5/20/2023 (e)		175,000	173,070
7.38%, 1/17/2027		440,000	484,440
Petroleos de Venezuela SA,
Reg. S, 8.50%, 10/27/2020		202,500	165,038
Reg. S, 6.00%, 11/15/2026		405,000	88,695
Reg. S, 5.38%, 4/12/2027		210,000	48,825
Reg. S, 5.50%, 4/12/2037		310,000	73,625
Petroleos del Peru SA,
5.63%, 6/19/2047 (a)		450,000	472,500
Petroleos Mexicanos,
5.38%, 3/13/2022 (a)		190,000	201,400
6.50%, 3/13/2027 (a)		350,000	382,550
6.50%, 3/13/2027 (a)		135,000	147,555
5.63%, 1/23/2046		570,000	527,535
6.75%, 9/21/2047 (a)		120,000	125,262
6.75%, 9/21/2047		70,000	73,069
QEP Resources, Inc.,
5.63%, 3/1/2026		330,000	334,538
Rockies Express Pipeline LLC,
5.63%, 4/15/2020 (a)(e)		435,000	455,663
Sabine Pass Liquefaction LLC,
5.63%, 2/1/2021		265,000	284,095
6.25%, 3/15/2022		440,000	489,558
5.00%, 3/15/2027		160,000	171,692
Sanchez Energy Corp.,
6.13%, 1/15/2023 (e)		415,000	350,675
Seven Generations Energy Ltd.,
5.38%, 9/30/2025 (a)		405,000	409,050
Sunoco Logistics Partners Operations LP,
5.40%, 10/1/2047		300,000	302,026
Tallgrass Energy Partners LP,
5.50%, 9/15/2024 (a)		415,000	425,894
Tecpetrol SA,
4.88%, 12/12/2022 (a)		115,000	114,943
TerraForm Power Operating LLC,
4.25%, 1/31/2023 (a)		350,000	347,375
Total Capital International SA,
4.25%, 11/26/2021	AUD	780,000	637,371
Total Capital SA,
2.13%, 8/10/2018		$475,000	476,187
Williams Partners LP,
3.60%, 3/15/2022		150,000	153,437
4.30%, 3/4/2024		140,000	146,629
3.75%, 6/15/2027		230,000	230,478
5.80%, 11/15/2043		130,000	153,125
WPX Energy, Inc.,
6.00%, 1/15/2022		315,000	329,175
YPF SA,
7.00%, 12/15/2047 (a)		440,000	436,040

			17,066,761

18

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Paper & Forest Products 0.3%
Georgia-Pacific LLC,
8.88%, 5/15/2031	$230,000	$356,267
Suzano Austria GmbH,
7.00%, 3/16/2047 (a)(e)	395,000	453,262

		809,529

Pharmaceuticals 0.7%
AstraZeneca plc,
2.38%, 11/16/2020	355,000	354,462
2.38%, 6/12/2022	495,000	489,130
Mylan NV,
3.95%, 6/15/2026 (e)	210,000	211,757
5.25%, 6/15/2046	225,000	246,535
Shire Acquisitions Investments Ireland DAC,
1.90%, 9/23/2019	575,000	569,794
Teva Pharmaceutical Finance Netherlands III BV,
3.15%, 10/1/2026 (e)	135,000	111,462
Valeant Pharmaceuticals International, Inc.,
7.00%, 3/15/2024 (a)	200,000	214,000

		2,197,140

Professional Services 0.2%
Acwa Power Management And Investments One Ltd.,
5.95%, 12/15/2039 (a)	720,000	737,064

Real Estate Management & Development 0.1%
Avison Young Canada, Inc.,
9.50%, 12/15/2021 (a)	300,000	304,650

Road & Rail 0.1%
Ashtead Capital, Inc.,
5.63%, 10/1/2024 (a)	290,000	307,400

Semiconductors & Semiconductor Equipment 0.3%
Advanced Micro Devices, Inc.,
7.50%, 8/15/2022	275,000	301,813
Broadcom Corp.,
3.50%, 1/15/2028 (a)	530,000	505,254

		807,067

Software 0.3%
Oracle Corp.,
2.95%, 11/15/2024	810,000	815,804

Specialty Retail 0.4%
AutoNation, Inc.,
3.80%, 11/15/2027	360,000	356,477
L Brands, Inc.,
5.63%, 2/15/2022	250,000	266,563
Penske Automotive Group, Inc.,
5.50%, 5/15/2026	300,000	304,410
Staples, Inc.,
8.50%, 9/15/2025 (a)(e)	330,000	305,250

		1,232,700

Corporate Bonds (continued)

	Principal Amount	Value

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.,
2.85%, 5/11/2024	$210,000	$210,941
Dell International LLC,
8.35%, 7/15/2046 (a)	600,000	773,126
Hewlett Packard Enterprise Co.,
2.85%, 10/5/2018	355,000	356,711
6.20%, 10/15/2035	440,000	477,999

		1,818,777

Tobacco 1.0%
Altria Group, Inc.,
9.25%, 8/6/2019	434,000	481,155
9.95%, 11/10/2038	55,000	94,249
10.20%, 2/6/2039	272,000	473,837
BAT Capital Corp.,
(ICE LIBOR USD 3 Month + 0.59%), 2.00%, 8/14/2020 (a)(g)	805,000	809,334
Reynolds American, Inc.,
6.88%, 5/1/2020	315,000	345,364
4.45%, 6/12/2025	630,000	671,735
8.13%, 5/1/2040	245,000	366,354

		3,242,028

Trading Companies & Distributors 0.2%
H&E Equipment Services, Inc.,
5.63%, 9/1/2025 (a)	315,000	329,175
United Rentals North America, Inc.,
4.88%, 1/15/2028	350,000	351,750

		680,925

Transportation Infrastructure 0.1%
ENA Norte Trust,
4.95%, 4/25/2023 (a)	185,178	192,585

Wireless Telecommunication Services 1.7%
America Movil SAB de CV,
5.00%, 10/16/2019	460,000	480,791
C&W Senior Financing Designated Activity Co.,
6.88%, 9/15/2027 (a)	420,000	439,950
Digicel Group Ltd.,
8.25%, 9/30/2020 (a)	275,000	270,542
7.13%, 4/1/2022 (a)(e)	170,000	157,422
Digicel Ltd.,
6.75%, 3/1/2023 (a)	925,000	909,423
MTN Mauritius Investment Ltd.,
6.50%, 10/13/2026 (a)	265,000	286,035
Sprint Communications, Inc.,
7.00%, 8/15/2020	335,000	355,100
Sprint Corp.,
7.88%, 9/15/2023	430,000	457,950
Telefonica Celular del Paraguay SA,
6.75%, 12/13/2022 (a)	230,000	235,867
T-Mobile USA, Inc.,
5.13%, 4/15/2025	275,000	285,656
5.38%, 4/15/2027	390,000	415,838
Vodafone Group plc,
5.45%, 6/10/2019	910,000	951,013

		5,245,587

Total Corporate Bonds (cost $127,312,364)		129,574,404

19

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities 13.5%

	Principal Amount		Value

ANGOLA 0.1%
Republic of Angola,
Reg. S, 7.00%, 8/17/2019		$109,375	$112,520
9.50%, 11/12/2025 (a)		225,000	259,128

			371,648

ARGENTINA 1.3%
Provincia de Buenos Aires,
Reg. S, 9.38%, 9/14/2018		250,000	261,875
6.50%, 2/15/2023 (a)		345,000	370,633
Republic of Argentina,
22.75%, 3/5/2018	ARS	3,462,000	184,379
21.20%, 9/19/2018		7,553,000	393,874
(Argentina Central Bank 7D Repo
Reference Rate + 0.00%), 28.75%, 6/21/2020 (g)		8,335,342	474,985
5.25%, 1/15/2028	EUR	350,000	436,552
+ 0.00%), 0.00%, 12/15/2035 (g)		$890,000	93,005
2.50%, 12/31/2038 (c)		1,080,000	793,962
6.25%, 11/9/2047	EUR	870,000	1,057,628

			4,066,893

BAHRAIN 0.2%
Kingdom of Bahrain,
5.88%, 1/26/2021 (a)		$150,000	154,623
7.50%, 9/20/2047 (a)		460,000	439,226

			593,849

BELGIUM 0.3%
Kingdom of Belgium,
Reg. S, 1.60%, 6/22/2047 (a)	EUR	734,501	862,784

BRAZIL 0.8%
Brazil Notas do Tesouro Nacional,
10.00%, 1/1/2025	BRL	3,059,000	920,326
10.00%, 1/1/2027		5,040,000	1,497,228
Federative Republic of Brazil,
5.00%, 1/27/2045 (e)		$150,000	139,800

			2,557,354

CANADA 0.6%
Canada Government Bond,
2.25%, 6/1/2025	CAD	1,660,000	1,343,636
Province of British Columbia,
6.60%, 1/9/2020 (a)	INR	8,800,000	139,762
Province of Quebec,
4.50%, 12/1/2020	CAD	650,000	553,576

			2,036,974

CHILE 0.6%
Bonos de la Tesoreria de la Republica en pesos,
4.50%, 3/1/2021	CLP	385,000,000	640,911
4.50%, 3/1/2026		715,000,000	1,163,657
Tesoreria General de LA Republica,
6.00%, 1/1/2022		110,000,000	192,787

			1,997,355

Foreign Government Securities (continued)

	Principal Amount		Value

COLOMBIA 0.2%
Republic of Colombia,
5.00%, 6/15/2045		$75,000	$79,313
Titulos de Tesoreria,
7.00%, 5/4/2022	COP	1,555,700,000	546,021

			625,334

COSTA RICA 0.1%
Republic of Costa Rica,
7.16%, 3/12/2045 (a)		$200,000	210,000

CROATIA 0.4%
Republic of Croatia,
6.75%, 11/5/2019 (a)		505,000	541,966
Reg. S, 3.88%, 5/30/2022	EUR	225,000	302,025
6.00%, 1/26/2024 (a)(e)		$240,000	273,619

			1,117,610

ECUADOR 0.1%
Republic of Ecuador,
8.88%, 10/23/2027 (a)		375,000	412,500

EGYPT 0.1%
Arab Republic of Egypt,
6.13%, 1/31/2022 (a)		400,000	418,420

EL SALVADOR 0.1%
Republic of El Salvador,
Reg. S, 7.38%, 12/1/2019		310,000	327,825

GERMANY 0.0%†
Federal Republic of Germany,
Reg. S, 2.50%, 8/15/2046		EUR 61,328	96,541

GHANA 0.1%
Republic of Ghana,
8.13%, 1/18/2026 (a)(e)		$220,000	244,438

HUNGARY 0.3%
Hungary Government Bond,
1.75%, 10/26/2022	HUF	183,580,000	729,494
6.00%, 11/24/2023		57,700,000	282,041

			1,011,535

INDONESIA 0.6%
Perusahaan Penerbit SBSN Indonesia III,
4.55%, 3/29/2026 (a)		$245,000	258,730
Republic of Indonesia,
3.38%, 4/15/2023 (a)		460,000	464,124
4.35%, 1/8/2027 (a)(e)		210,000	222,259
3.75%, 6/14/2028 (a)	EUR	200,000	276,566
8.75%, 5/15/2031	IDR	1,975,000,000	169,587
5.25%, 1/17/2042 (a)		$175,000	195,890
5.25%, 1/8/2047 (a)		200,000	226,182

			1,813,338

IRELAND 0.2%
Republic of Ireland,
Reg. S, 1.00%, 5/15/2026	EUR	455,000	559,940

20

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

ITALY 0.3%
Italy Buoni Poliennali Del Tesoro,
1.50%, 6/1/2025	EUR	705,000	$842,814

IVORY COAST 0.1%
Republic of Cote d’Ivoire,
5.75%, 12/31/2032 (a)(c)		$337,750	337,046

			337,046

KAZAKHSTAN 0.1%
KazAgro National Management Holding JSC,
4.63%, 5/24/2023 (a)		255,000	258,488

KENYA 0.1%
Republic of Kenya,
5.88%, 6/24/2019 (a)		250,000	257,875
6.88%, 6/24/2024 (a)		120,000	127,675

			385,550

MALAYSIA 0.8%
Malaysia Government Bond,
3.58%, 9/28/2018	MYR	4,003,000	994,784
3.76%, 3/15/2019		1,102,000	274,501
4.06%, 9/30/2024		4,755,000	1,185,871

			2,455,156

MEXICO 0.5%
Mexican Bonos,
4.75%, 6/14/2018	MXN	10,600,000	531,997
8.00%, 12/7/2023		4,170,000	215,506
10.00%, 12/5/2024		7,190,000	412,177
United Mexican States,
4.00%, 10/2/2023		$135,000	141,278
4.15%, 3/28/2027 (e)		210,000	217,770

			1,518,728

NETHERLANDS 0.3%
Netherlands Government Bond,
Reg. S, 2.50%, 1/15/2033 (a)	EUR	565,000	831,531

PERU 0.5%
Republic of Peru,
5.20%, 9/12/2023 (a)	PEN	977,000	317,609
5.70%, 8/12/2024 (a)		653,000	217,201
8.20%, 8/12/2026 (a)		2,410,000	915,502

			1,450,312

POLAND 0.3%
Republic of Poland,
2.50%, 7/25/2026	PLN	3,393,000	921,903

PORTUGAL 0.5%
Portugal Obrigacoes do Tesouro OT,
Reg. S, 4.95%, 10/25/2023 (a)	EUR	425,000	627,242
Reg. S, 5.65%, 2/15/2024 (a)		550,000	838,795

			1,466,037

ROMANIA 0.4%
Romania Government Bond,
5.80%, 7/26/2027	RON	4,270,000	1,222,185

Foreign Government Securities (continued)

	Principal Amount		Value

RUSSIA 0.6%
Russian Federal Bond — OFZ,
7.50%, 2/27/2019	RUB	14,358,000	$251,804
Reg. S, 4.88%, 9/16/2023		$200,000	216,474
7.05%, 1/19/2028	RUB	46,970,000	792,438
7.70%, 3/23/2033		42,526,000	742,037

			2,002,753

SAUDI ARABIA 0.2%
Kingdom of Saudi Arabia,
3.63%, 3/4/2028 (a)		$100,000	99,100
4.63%, 10/4/2047 (a)		455,000	464,693
KSA Sukuk Ltd.,
2.89%, 4/20/2022 (a)		180,000	178,719

			742,512

SERBIA 0.1%
Republic of Serbia,
7.25%, 9/28/2021 (a)		195,000	222,938

SLOVENIA 0.1%
Republic of Slovenia,
Reg. S, 4.63%, 9/9/2024	EUR	157,000	244,644

SOUTH AFRICA 0.4%
Republic of South Africa,
10.50%, 12/21/2026	ZAR	7,229,000	652,582
4.30%, 10/12/2028 (e)		$375,000	361,781
8.75%, 1/31/2044	ZAR	3,015,007	219,367

			1,233,730

SOUTH KOREA 0.2%
Export-Import Bank of Korea,
6.90%, 1/8/2021 (a)	IDR	2,100,000,000	154,755
6.20%, 8/7/2021 (a)	INR	36,000,000	552,288

			707,043

SPAIN 0.2%
Kingdom of Spain,
Reg. S, 1.30%, 10/31/2026 (a)	EUR	320,000	383,188
Reg. S, 5.15%, 10/31/2028 (a)		160,000	257,152

			640,340

SRI LANKA 0.2%
Democratic Socialist Republic of Sri Lanka,
6.25%, 10/4/2020 (a)		$100,000	105,338
Reg. S, 6.25%, 7/27/2021		400,000	425,590

			530,928

SWEDEN 0.3%
Sweden Government Bond,
1.00%, 11/12/2026	SEK	6,800,000	861,580

TURKEY 0.2%
Republic of Turkey,
11.10%, 5/15/2019	TRY	1,184,000	303,926
7.00%, 6/5/2020		$190,000	204,976
4.25%, 4/14/2026		225,000	214,468

			723,370

21

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

UKRAINE 0.5%
Ukraine Government Bond,
Reg. S, 7.75%, 9/1/2021		$255,000	$271,432
Reg. S, 7.75%, 9/1/2023		300,000	318,240
Reg. S, 7.75%, 9/1/2026		150,000	154,881
7.38%, 9/25/2032 (a)		475,000	466,872
Ukreximbank Via Biz Finance PLC,
Reg. S, 9.75%, 1/22/2025		400,000	432,000

			1,643,425

UNITED ARAB EMIRATES 0.0%†
Abu Dhabi Government Bond,
4.13%, 10/11/2047 (a)		125,000	123,640

UNITED KINGDOM 0.3%
U.K. Treasury Bonds,
Reg. S, 4.75%, 12/7/2030	GBP	133,000	250,256
Reg. S, 4.25%, 6/7/2032		435,000	795,635

			1,045,891

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.0%†
Bolivarian Republic of Venezuela,
Reg. S, 9.00%, 5/7/2023		$415,000	85,075
Reg. S, 8.25%, 10/13/2024		270,000	54,000

			139,075

ZAMBIA 0.2%
Republic of Zambia,
5.38%, 9/20/2022 (a)		155,000	151,212
8.97%, 7/30/2027 (a)		375,000	421,431

			572,643

Total Foreign Government Securities (cost $41,618,885)			42,448,600

Loan Participations 8.6%
Aerospace & Defense 0.5%
TransDigm, Inc., Term Loan F, (ICE LIBOR USD + 2.75%), 4.36%, 6/9/2023 (g)		1,445,771	1,447,375

Automobiles 0.2%
Navistar, Inc., Term Loan B2, (ICE LIBOR USD 1 Month + 3.50%), 4.90%, 11/6/2024 (g)		700,000	701,967

Capital Markets 0.2%
Thomson Reuters Corp., Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.82%, 10/3/2023 (g)		696,500	700,233

Chemicals 0.7%
MacDermid, Inc., Term loan B6, (ICE LIBOR USD 1 Month + 3.00%), 4.57%, 6/7/2023 (g)		942,131	946,606
PQ Corp., Term Loan B, (ICE LIBOR USD 3 Month + 3.25%), 4.63%, 11/4/2022 (g)		1,334,717	1,344,488

			2,291,094

Loan Participations (continued)

	Principal Amount	Value

Commercial Services & Supplies 0.4%
WideOpenWest Finance LLC, Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.75%, 8/18/2023 (g)	$1,434,163	$1,419,376

Communications Equipment 0.4%
Avaya, Inc., 1st Lien Term Loan, (ICE LIBOR USD 6 Month + 4.75%), 6.23%, 11/8/2024 (g)	1,250,000	1,228,650

Consumer Products 0.4%
Party City Holdings Inc., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.46%, 8/19/2022 (g)	1,243,460	1,247,128

Diversified Telecommunication Services 0.7%
Centurylink, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 1.75%), 4.32%, 1/31/2025 (g)	1,000,000	963,440
Sable International Finance Ltd., Term Loan B3, (ICE LIBOR USD 1 Month + 3.50%), 5.07%, 1/31/2025 (g)	650,000	650,305
Windstream Corp., Term Loan B, (ICE LIBOR USD 1 Month + 4.00%), 5.50%, 3/29/2021 (g)	465,317	435,751

		2,049,496

Electric Utilities 0.2%
Vistra Operations Co. LLC, Term Loan B2, (ICE LIBOR USD 1 Month + 2.75%), 4.20%, 12/14/2023 (g)	694,737	699,454

Equity Real Estate Investment Trusts (REITs) 0.1%
Communications Sales & Leasing, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.57%, 10/24/2022 (g)	478,950	462,186

Food & Staples Retailing 0.4%
Albertson’s LLC, Term Loan B4, (ICE LIBOR USD 1 Month + 2.75%), 4.32%, 8/25/2021 (g)	1,305,990	1,278,825

Healthcare Providers and Services 0.5%
CHG Healthcare Services, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%) 4.48%, 6/7/2023 (g)	1,430,477	1,440,763

Hotels, Restaurants & Leisure 0.3%
Scientific Games Corp. Term Loan B4, (ICE LIBOR USD 1 Month + 3.25%), 4.70%, 8/14/2024 (g)	798,000	803,985

Insurance 0.4%
Asurion LLC, Term Loan B5, (ICE LIBOR USD 1 Month + 3.00%), 4.57%, 11/3/2023 (g)	1,410,396	1,416,574

Internet Software & Services 0.3%
Cologix, 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.46%, 3/21/2024 (g)	798,963	798,627

22

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

IT Services 0.4%
First Data Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.25%), 3.80%, 4/26/2024 (g)	$1,317,741	$1,317,979

Media 1.0%
Cengage Learning Inc., Term Loan B1, (ICE LIBOR USD 1 Month + 4.25%), 5.71%, 6/7/2023 (g)	1,342,340	1,278,579
McGraw-Hill Global Education Holding LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.57%, 5/4/2022 (g)	1,344,525	1,340,048
Tribune Co., Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.32%, 8/4/2021 (g)	138,663	139,703
William Morris Endeavor Entertainment, LLC, Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 4.64%, 5/6/2021 (g)	246,396	247,381

		3,005,711

Oil, Gas & Consumable Fuels 0.2%
Chesapeake Energy, Term loan, (ICE LIBOR USD 6 Month + 7.50%), 8.95%, 8/23/2021 (g)	500,000	531,500

Paper & Forest Products 0.1%
Catalyst Paper Corp., Term Loan, (ICE LIBOR USD 3 Month + 12.00%), 12.00%, 1/1/2100 (g)(i)	191,710	191,710

Speciality Retail 0.0%†
J. Crew Group, Inc. Term Loan, (ICE LIBOR USD 1 Month + 3.22%), 4.85%, 3/5/2021 (g)	135,071	80,637

Specialty Retail 0.3%
Petco Animal Supplies, Inc., Term Loan B1, (ICE LIBOR USD 3 Month + 3.00%), 4.38%, 1/26/2023 (g)	1,349,399	1,015,004

Technology 0.0%†
BMC Software Inc., (ICE LIBOR USD 1 Month + 3.25%) 4.82%, 9/10/2022 (g)	128,167	128,182

Technology Hardware, Storage & Peripherals 0.3%
Dell International LLC, Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 3.57%, 9/7/2023 (g)	908,884	908,166

Wireless Telecommunication Services 0.6%
Digicel Intl. Finance Ltd., Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 5.31%, 5/27/2024 (g)	448,875	450,558
Sprint Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 4.13%, 2/2/2024 (g)	1,488,750	1,487,634

		1,938,192

Total Loan Participation (cost $27,622,646)		27,102,814

Mortgage-Backed Securities 10.6%

	Principal Amount	Value

FHLMC Gold Pool
Pool# C90381 7.50%, 11/1/2020	$70	$73
Pool# C00712 6.50%, 2/1/2029	3,290	3,662
Pool# J32653 3.50%, 8/1/2030	69,493	71,867
Pool# C41531 8.00%, 8/1/2030	1,295	1,352
Pool# J32749 3.50%, 9/1/2030	70,433	73,001
Pool# C42327 8.00%, 9/1/2030	761	851
Pool# C01104 8.00%, 12/1/2030	4,758	5,442
Pool# C49587 8.00%, 3/1/2031	15,444	16,103
Pool# C50477 8.00%, 4/1/2031	11,616	12,165
Pool# C53381 8.00%, 6/1/2031	1,100	1,104
Pool# C69951 6.50%, 8/1/2032	17,168	19,016
Pool# G60085 5.50%, 6/1/2041	185,858	206,576
Pool# Q20545 3.50%, 7/1/2043	289,440	298,662
Pool# G07787 4.00%, 8/1/2044	444,415	469,563
Pool# G60847 4.00%, 1/1/2045	689,031	727,444
Pool# Q37249 3.50%, 11/1/2045	330,899	342,296
Pool# Q38896 4.00%, 2/1/2046	826,496	872,160
Pool# Q39379 4.50%, 3/1/2046	146,871	157,638
Pool# Q50962 3.50%, 9/1/2047	922,664	948,949
Pool# Q52093 3.50%, 11/1/2047	1,536,108	1,579,870
Pool# Q52104 4.00%, 11/1/2047	1,069,494	1,118,507
Pool# G08791 3.00%, 12/1/2047	309,121	309,358
FNMA Pool
Pool# FN0004 3.62%, 12/1/2020	112,872	116,618
Pool# AM9378 3.13%, 7/1/2025	311,414	319,246
Pool# AN2259 2.55%, 7/1/2026	292,711	286,087
Pool# 540017 8.00%, 5/1/2030	1,031	1,033
Pool# AZ4471 3.50%, 7/1/2030	118,780	122,714
Pool# AZ6158 3.50%, 9/1/2030	49,754	51,540
Pool# AL6344 5.00%, 2/1/2031	22,847	24,627

23

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# 564993 7.50%, 3/1/2031	$6,965	$7,104
Pool# 606566 7.50%, 10/1/2031	3,079	3,176
Pool# 642656 7.00%, 7/1/2032	4,893	4,927
Pool# AB0047 4.50%, 4/1/2035	408,759	439,713
Pool# 886574 3.65%, 8/1/2036 (b)	44,551	47,773
Pool# 888817 5.50%, 8/1/2037	91,385	101,398
Pool# AL1104 5.50%, 2/1/2038	158,391	175,765
Pool# 995049 5.50%, 2/1/2038	139,627	154,749
Pool# 257231 5.50%, 6/1/2038	123,919	136,585
Pool# AE0811 6.00%, 9/1/2039	36,106	40,727
Pool# AC9581 5.50%, 1/1/2040	45,095	50,054
Pool# AL5814 5.50%, 7/1/2040	453,089	503,790
Pool# AB5692 4.00%, 6/1/2042	172,842	182,104
Pool# AB5617 4.00%, 7/1/2042	186,596	196,606
Pool# AL5760 4.00%, 9/1/2043	289,076	305,570
Pool# AS4991 3.50%, 5/1/2045	1,060,717	1,094,532
Pool# AY4204 3.50%, 5/1/2045	503,613	519,674
Pool# AZ9821 3.50%, 9/1/2045	364,199	374,131
Pool# AL7441 3.50%, 10/1/2045	244,360	251,023
Pool# BC0302 4.50%, 3/1/2046	381,021	414,147
Pool# AS6938 4.00%, 4/1/2046	1,323,813	1,396,712
Pool# AS8204 3.50%, 10/1/2046	636,957	657,380
Pool# MA2833 3.00%, 12/1/2046	3,370,613	3,372,327
Pool# BE4223 3.50%, 12/1/2046	241,802	249,129
Pool# MA2956 3.00%, 4/1/2047	1,075,339	1,075,886
Pool# AS9535 4.00%, 5/1/2047	405,316	421,244
Pool# CA0079 4.00%, 7/1/2047	501,305	521,022
Pool# BH6534 4.00%, 7/1/2047	322,018	337,082
Pool# BH2594 3.50%, 8/1/2047	1,390,541	1,428,535
Pool# BH6565 4.00%, 8/1/2047	239,878	251,100

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA TBA
3.00%, 2/25/2029	$890,000	$906,514
4.50%, 4/25/2041	374,000	397,901
4.00%, 9/25/2043	1,645,000	1,720,240
3.00%, 5/25/2044	1,500,000	1,500,000
3.50%, 1/25/2047	2,410,000	2,474,392
GNMAII Pool
Pool# 82468 2.38%, 1/20/2040 (b)	139,570	145,417
Pool# 82483 2.38%, 2/20/2040 (b)	50,017	52,105
Pool# 82520 2.62%, 4/20/2040 (b)	82,554	85,801
Pool# 82570 3.13%, 6/20/2040 (b)	2,342	2,466
Pool# MA1161 5.50%, 7/20/2043	65,213	71,497
Pool# MA1289 5.50%, 9/20/2043	132,751	146,337
Pool# 710035 5.39%, 12/20/2059 (b)	6,124	6,331
Pool# 725640 5.29%, 5/20/2060 (b)	96,138	98,616
Pool# 710065 4.81%, 2/20/2061 (b)	257,553	261,569
Pool# 773443 5.07%, 4/20/2062 (b)	113,877	116,671
Pool# 766552 4.78%, 5/20/2062 (b)	72,329	73,872
Pool# 765227 4.55%, 11/20/2062 (b)	682,335	701,383
Pool# AC0942 4.66%, 1/20/2063 (b)	26,563	28,262
Pool# AC0934 4.70%, 1/20/2063 (b)	77,200	82,320
Pool# AJ4785 4.69%, 8/20/2064 (b)	117,191	119,090
Pool# AS6007 4.55%, 12/20/2066 (b)	421,350	462,419
Pool# AY2220 4.51%, 1/20/2067 (b)	890,053	978,938

Total Mortgage-Backed Securities (cost $33,544,175)		33,303,630

Municipal Bonds 0.4%
Georgia 0.4%
Municipal Electric Authority of Georgia, RB
Series A, 6.64%, 4/1/2057	675,000	865,242
Series A, 7.06%, 4/1/2057	440,000	542,247

Total Municipal Bonds (cost $1,116,307)		1,407,489

24

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Supranational 1.6%

	Principal Amount		Value

Africa Finance Corp., 3.88%, 4/13/2024 (a)		$205,000	$206,384
Banque Ouest Africaine de Developpement
5.50%, 5/6/2021 (a)		485,000	515,691
5.00%, 7/27/2027 (a)		290,000	300,875
Corp. Andina de Fomento, 2.75%, 1/6/2023		1,140,000	1,127,289
Eastern and Southern African Trade and Development Bank, 6.38%, 12/6/2018		320,000	328,605
European Bank for Reconstruction & Development, 7.38%, 4/15/2019	IDR	9,440,000,000	710,253
Inter-American Development Bank
7.00%, 2/4/2019	IDR	1,000,000,000	74,306
5.50%, 8/23/2021	INR	4,300,000	66,491
7.88%, 3/14/2023	IDR	3,430,000,000	270,905
International Bank for Reconstruction & Development
3.50%, 1/22/2021	NZD	488,000	354,446
3.00%, 10/19/2026	AUD	461,000	357,042
International Finance Corp., 5.85%, 11/25/2022	INR	48,000,000	744,981

			5,057,268

Total Supranational (cost $5,019,295)			5,057,268

U.S. Treasury Obligations 10.7%
U.S. Treasury Bonds
3.00%, 2/15/2047		$1,230,000	1,293,566
3.00%, 5/15/2047 (e)		4,345,000	4,568,190
2.75%, 8/15/2047 (e)		2,635,000	2,638,294
U.S. Treasury Inflation Linked Notes 0.38%, 1/15/2027 (l)		500,000	506,886
U.S. Treasury Notes
1.50%, 10/31/2019		1,505,000	1,494,653
1.75%, 11/30/2019 (e)		5,340,000	5,326,650
2.00%, 11/30/2022 (e)		10,150,000	10,057,619
2.25%, 10/31/2024 (e)		210,000	209,032
2.13%, 11/30/2024		700,000	690,813
2.25%, 8/15/2027 (e)		2,860,000	2,819,781
2.25%, 11/15/2027 (e)		3,975,000	3,918,947

Total U.S. Treasury Obligations (cost $33,525,201)			33,524,431

Common Stocks 0.3%

	Shares

IT Services 0.1%
iPayment Holdings, Inc.* (i)		265,038	106,015
iPayment, Inc.* (i)		1,697	169,700

			275,715

Oil, Gas & Consumable Fuels 0.1%
Chaparral Energy, Inc., Class A*		12,224	289,587
Chaparral Energy, Inc.* (d)		2,956	70,944
Frontera Energy Corp. SL* (i)		5,162	162,622
Templar Energy LLC* (d)		6,672	17,347

			540,500

Common Stocks (continued)

	Shares	Value

Paper & Forest Products 0.0%†
Catalyst Paper Corp.* (i)(k)	344,368	$14,291

Software 0.1%
Avaya Holdings Corp.*	13,834	242,787

Wireless Telecommunication Services 0.0%†
NII Holdings, Inc.* (e)	20,137	8,544

Total Common Stocks (cost $1,469,958)		1,081,837

Preferred Stocks 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Templar Energy LLC, 0.00%,* (d)(m)	4,172	38,591

Total Preferred Stock (cost $41,720)		38,591

Short-Term Investments 3.4%
Money Market Fund 1.4%
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.45% (n)	4,349,225	4,350,530

	Principal Amount

U.S. Treasury Obligation 2.0%
U.S. Treasury Bills, 0.00%, 1/11/2018	$6,315,000	6,313,141

Total Short-Term Investments (cost $10,663,460)		10,663,671

Repurchase Agreements 1.6%
ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $4,090,841, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $4,171,999. (o)(p)	4,090,195	4,090,195
Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $1,000,156, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $1,020,000. (o)(p)	1,000,000	1,000,000

Total Repurchase Agreements (cost $5,090,195)		5,090,195

Total Investments (cost $315,360,309) — 101.0%		317,992,609

Liabilities in excess of other assets — (1.0)%		(3,272,043)

NET ASSETS — 100.0%		$314,720,566

25

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $86,305,117 which represents 27.42% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of December 31, 2017.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2017.
(d)	Value determined using significant unobservable inputs.

(e)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $37,562,858, which was collateralized by cash used to purchase repurchase agreements with a total value of $5,090,195 and by $33,742,093 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 9.13%, and maturity dates ranging from 1/11/2018 — 11/15/2047 a total value of $38,832,288.

(f)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2017. The maturity date reflects the next call date.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2017.

(h)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the PIK rate.

(i)	Fair valued security.

(j)	Security in default.

(k)	Illiquid security (unaudited).

(l)	Principal amounts are not adjusted for inflation.

(m)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2017.

(n)	Represents 7-day effective yield as of December 31, 2017.

(o)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $5,090,195.
(p)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(r)	PIK- Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.
†	Amount rounds to less than 0.1%.

FDIC	Federal Deposit Insurance Corp.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

OAO	Joint Stock Company

RB	Revenue Bond

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

ARS	Argentina Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

MXN	Mexican Peso

MYR	Malaysia Ringgit

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Poland New Zloty

RON	Romanian Leu

RUB	Russia Ruble

SEK	Swedish Krona

TRY	Turkish Lira

USD	United States Dollar

ZAR	South Africa Rand

26

Statement of Investments (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund (Continued)

Forward foreign currency contracts outstanding as of December 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RUB	29,921,234	USD	509,688	JPMorgan Chase Bank**	1/9/2018	9,148
RUB	29,949,267	USD	509,688	Standard Chartered Bank**	1/9/2018	9,634
USD	519,954	RUB	29,921,234	JPMorgan Chase Bank**	1/9/2018	1,119
USD	520,441	RUB	29,949,267	Standard Chartered Bank**	1/9/2018	1,119
CLP	616,964,069	USD	945,332	Standard Chartered Bank**	1/12/2018	57,209
COP	1,822,531,249	USD	605,794	Standard Chartered Bank**	1/18/2018	3,977
EUR	127,091	USD	151,746	TD Bank	1/31/2018	1,013
HUF	108,778,936	USD	418,075	Bank of America NA	1/31/2018	2,626
HUF	78,333,315	USD	300,981	JPMorgan Chase Bank	1/31/2018	1,972
JPY	531,889,234	USD	4,713,408	HSBC Bank plc	1/31/2018	13,831
MXN	6,811,511	USD	342,244	Standard Chartered Bank	1/31/2018	2,203
MXN	52,000	USD	2,630	TD Bank	1/31/2018	—
NZD	24,009	USD	16,966	TD Bank	1/31/2018	43
PLN	2,674,121	USD	760,579	Bank of America NA	1/31/2018	7,657
RUB	29,523,900	USD	510,000	JPMorgan Chase Bank**	2/9/2018	27
RUB	29,534,100	USD	510,000	Standard Chartered Bank**	2/9/2018	203

Total unrealized appreciation						111,781

USD	340,069	CLP	219,752,588	Standard Chartered Bank**	1/12/2018	(17,020)
HUF	3,129,000	USD	12,118	TD Bank	1/31/2018	(17)
TRY	1,165,754	USD	305,555	Standard Chartered Bank	1/31/2018	(659)
TRY	9,250	USD	2,422	TD Bank	1/31/2018	(3)
USD	979,790	AUD	1,260,967	TD Bank	1/31/2018	(4,096)
USD	1,342,512	CAD	1,695,337	Standard Chartered Bank	1/31/2018	(6,805)
USD	471,628	EUR	394,999	TD Bank	1/31/2018	(3,149)
USD	1,035,451	GBP	770,347	TD Bank	1/31/2018	(5,662)
USD	192,652	MXN	3,825,588	Barclays Bank plc	1/31/2018	(802)
USD	943,403	MXN	18,749,748	HSBC Bank plc	1/31/2018	(4,742)
USD	1,241,076	NZD	1,757,164	TD Bank	1/31/2018	(3,751)
USD	303,594	TRY	1,172,421	JPMorgan Chase Bank	1/31/2018	(3,045)
USD	874,841	ZAR	10,916,882	JPMorgan Chase Bank	1/31/2018	(3,401)

Total unrealized depreciation						(53,152)

Net unrealized appreciation						58,629

**	Non-deliverable forward.

Amount	designated as “—” is zero or has been rounded to zero.

Currency:

AUD	Australian Dollar

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PLN	Poland New Zloty

RUB	Russia Ruble

TRY	Turkish Lira

USD	United States Dollar

ZAR	South Africa Rand

27

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi Sector Bond Fund
Assets:
Investment securities, at value* (cost $310,270,114)	$312,902,414
Repurchase agreements, at value (cost $5,090,195)	5,090,195
Cash	7,154,473
Foreign currencies, at value (cost $177,573)	175,908
Interest and dividends receivable	2,780,205
Security lending income receivable	6,744
Receivable for investments sold	303,116
Receivable for capital shares issued	225,548
Reclaims receivable	3,268
Unrealized appreciation on forward foreign currency contracts (Note 2)	111,781
Due from custodian	98,561
Receivable for capital gain country tax	850
Prepaid expenses	468

Total Assets	328,853,531

Liabilities:
Payable for investments purchased	8,474,968
Payable for capital shares redeemed	13,274
Unrealized depreciation on forward foreign currency contracts (Note 2)	53,152
Payable upon return of securities loaned (Note 2)	5,090,195
Accrued expenses and other payables:
Investment advisory fees	150,528
Fund administration fees	18,113
Administrative servicing fees	39,741
Accounting and transfer agent fees	4,622
Trustee fees	51
Due to Custodian	235,147
Deferred capital gain country tax	786
Custodian fees	879
Compliance program costs (Note 3)	305
Professional fees	34,693
Printing fees	12,370
Recoupment fees (Note 3)	3,606
Other	535

Total Liabilities	14,132,965

Net Assets	$314,720,566

Represented by:
Capital	$311,219,469
Accumulated undistributed net investment income	4,473,364
Accumulated net realized losses from investment securities, futures contracts, forward foreign currency contracts and foreign currency transactions	(3,665,430)
Net unrealized appreciation/(depreciation) in investment securities†	2,631,514
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	58,629
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,020

Net Assets	$314,720,566

28

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi Sector Bond Fund
Net Assets:
Class I Shares	$314,720,566

Total	$314,720,566

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	34,000,444

Total	34,000,444

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.26

*	Includes value of securities on loan of $37,562,858 (Note 2).
†	Net of $786 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$12,925,863
Dividend income	115,662
Income from securities lending (Note 2)	81,393
Foreign tax withholding	(7,910)

Total Income	13,115,008

EXPENSES:
Investment advisory fees	1,778,252
Fund administration fees	146,770
Administrative servicing fees Class I Shares	457,974
Professional fees	51,184
Printing fees	17,463
Trustee fees	9,265
Custodian fees	10,234
Accounting and transfer agent fees	31,269
Compliance program costs (Note 3)	1,233
Other	6,265

Total Expenses	2,509,909

NET INVESTMENT INCOME	10,605,099

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	4,243,242
Expiration or closing of futures contracts (Note 2)	(567)
Settlement of forward foreign currency contracts (Note 2)	(18,934)
Foreign currency transactions (Note 2)	(95,410)

Net realized gains	4,128,331

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	3,639,098
Futures contracts (Note 2)	1,221
Forward foreign currency contracts (Note 2)	118,303
Translation of assets and liabilities denominated in foreign currencies	9,792

Net change in unrealized appreciation/depreciation	3,768,414

Net realized/unrealized gains	7,896,745

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,501,844

†	Net of capital gain country taxes of $5,509.
††	Net of decrease in deferred capital gain country tax accrual on unrealized appreciation of $8,529.

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$10,605,099	$10,891,462
Net realized gains (losses)	4,128,331	(1,338,628)
Net change in unrealized appreciation/depreciation	3,768,414	13,477,311

Change in net assets resulting from operations	18,501,844	23,030,145

Distributions to Shareholders From:
Net investment income:
Class I	(14,620,629)	(9,056,563)
Class Y	—	(11,567)

Change in net assets from shareholder distributions	(14,620,629)	(9,068,130)

Change in net assets from capital transactions	24,796,275	2,965,280

Change in net assets	28,677,490	16,927,295

Net Assets:
Beginning of year	286,043,076	269,115,781

End of year	$314,720,566	$286,043,076

Accumulated undistributed net investment income at end of year	$4,473,364	$8,106,311

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$40,849,531	$46,265,477
Dividends reinvested	14,620,629	9,056,563
Cost of shares redeemed	(30,315,297)	(52,512,142)

Total Class I Shares	25,154,863	2,809,898

Class Y Shares
Proceeds from shares issued	11,168	180,804
Dividends reinvested	—	11,567
Cost of shares redeemed	(369,756)	(36,989)

Total Class Y Shares	(358,588)	155,382

Change in net assets from capital transactions	$24,796,275	$2,965,280

SHARE TRANSACTIONS:
Class I Shares
Issued	4,370,282	5,127,506
Reinvested	1,564,677	976,993
Redeemed	(3,227,310)	(5,804,798)

Total Class I Shares	2,707,649	299,701

Class Y Shares
Issued	1,218	19,787
Reinvested	—	1,249
Redeemed	(39,733)	(4,076)

Total Class Y Shares	(38,515)	16,960

Total change in shares	2,669,134	316,661

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2017	$9.13	0.33	0.25	0.58	(0.45)	(0.45)	$9.26	6.33%		$314,720,566	0.82%	3.47%	0.82%	218.04%
Year Ended December 31, 2016	$8.68	0.36	0.39	0.75	(0.30)	(0.30)	$9.13	8.65%		$285,691,722	0.88%	3.90%	0.88%	333.79%
Year Ended December 31, 2015	$9.12	0.34	(0.60)	(0.26)	(0.18)	(0.18)	$8.68	(2.89%	)	$268,928,575	0.89%	3.75%	0.89%	390.73%
Year Ended December 31, 2014	$9.07	0.32	0.02	0.34	(0.29)	(0.29)	$9.12	3.77%	(f)	$286,558,897	0.91%	3.46%	0.91%	395.27%
Year Ended December 31, 2013	$9.49	0.34	(0.44)	(0.10)	(0.32)	(0.32)	$9.07	(1.02%	)(f)	$259,538,834	0.93%	3.61%	0.94%	389.22%

Class Y Shares
Period Ended April 10, 2017 (g)	$9.12	0.09	0.12	0.21	—	—	$9.33	2.30%		$249,331	0.20%	0.98%	0.20%	218.04%
Year Ended December 31, 2016	$8.69	0.37	0.39	0.76	(0.33)	(0.33)	$9.12	8.73%		$351,354	0.73%	4.01%	0.73%	333.79%
Year Ended December 31, 2015	$9.11	0.36	(0.60)	(0.24)	(0.18)	(0.18)	$8.69	(2.67%	)	$187,206	0.74%	3.93%	0.74%	390.73%
Period Ended December 31, 2014 (h)	$9.41	0.23	(0.22)	0.01	(0.31)	(0.31)	$9.11	0.06%		$148,350	0.76%	3.58%	0.76%	395.27%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	As of December 31, 2017, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.
(h)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014. Ratios of expenses and net investment income are annualized.

The accompanying notes are an integral part of these financial statements.

32

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC hold shares of the Fund.

The Fund currently offers Class I and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

33

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the

34

Notes to Financial Statements (Continued)

December 31, 2017

judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$10,349,103	$—	$10,349,103
Collateralized Mortgage Obligations	—	7,983,077	2,454	7,985,531
Commercial Mortgage-Backed Securities	—	10,365,045	—	10,365,045
Common Stocks
IT Services	—	275,715	—	275,715
Oil, Gas & Consumable Fuels	289,587	162,622	88,291	540,500
Paper & Forest Products	—	14,291	—	14,291
Software	242,787	—	—	242,787
Wireless Telecommunication Services	8,544	—	—	8,544
Total Common Stocks	$540,918	$452,628	$88,291	$1,081,837

35

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds	$—	$129,574,404	$—	$129,574,404
Foreign Government Securities	—	42,448,600	—	42,448,600
Forward Foreign Currency Contracts	—	111,781	—	111,781
Loan Participations	—	27,102,814	—	27,102,814
Mortgage-Backed Securities	—	33,303,630	—	33,303,630
Municipal Bonds	—	1,407,489	—	1,407,489
Preferred Stock	—	—	38,591	38,591
Repurchase Agreements	—	5,090,195	—	5,090,195
Short-Term Investments
Money Market Fund	4,350,530	—	—	4,350,530
U.S. Treasury Obligation	—	6,313,141	—	6,313,141
Total Short-Term Investments	$4,350,530	$6,313,141	$—	$10,663,671
Supranational	—	5,057,268	—	5,057,268
U.S. Treasury Obligations	—	33,524,431	—	33,524,431
Total Assets	$4,891,448	$313,083,606	$129,336	$318,104,390
Liabilities:
Forward Foreign Currency Contracts	$—	$(53,152)	$—	$(53,152)
Total Liabilities	$—	$(53,152)	$—	$(53,152)
Total	$4,891,448	$313,030,454	$129,336	$318,051,238

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Collateralized Mortgage Obligations	Common Stocks	Preferred Stocks	Total
Balance as of 12/31/2016	$—	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—	—
Realized Gains (Losses)	1,042	—	—	1,042
Change in Unrealized Appreciation/Depreciation	2,454	(29,408)	(3,129)	(30,083)
Purchases*	—	78,334	—	78,334
Sales	(1,042)	—	—	(1,042)
Transfers Into Level 3	—	39,365	41,720	81,085
Transfers Out of Level 3	—	—	—	—
Balance as of 12/31/2017	$2,454	$88,291	$38,591	$129,336
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2017**	$2,454	$(29,408)	$(3,129)	$(30,083)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.
**	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

36

Notes to Financial Statements (Continued)

December 31, 2017

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and to express outright views on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

37

Notes to Financial Statements (Continued)

December 31, 2017

(d)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

At December 31, 2017, the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$111,781
Total		$111,781
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(53,152)
Total		$(53,152)

38

Notes to Financial Statements (Continued)

December 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Interest rate risk	$(567)
Forward Foreign Currency Contracts
Currency risk	(18,934)
Total	$(19,501)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Interest rate risk	$1,221
Forward Foreign Currency Contracts
Currency risk	118,303
Total	$119,524

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017

Futures Contracts:
Average Notional Balance Long	$24,688

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$6,875,536
Average Settlement Value Sold	$5,970,089

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

39

Notes to Financial Statements (Continued)

December 31, 2017

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.” The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2017:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Assets	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of American NA	Forward Foreign Currency Contracts	$10,283	$—	$—	$10,283
HSBC Bank PLC	Forward Foreign Currency Contracts	13,831	(4,742)	—	9,089
JPMorgan Chase Bank	Forward Foreign Currency Contracts	12,266	(6,446)	—	5,820
Standard Chartered Bank	Forward Foreign Currency Contracts	74,345	(24,484)	—	49,861
TD Bank	Forward Foreign Currency Contracts	1,056	(1,056)	—	—
Total		$111,781	$(36,728)	$—	$75,053
Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	Forward Foreign Currency Contracts	$(802)	$—	$—	$(802)
HSBC Bank PLC	Forward Foreign Currency Contracts	(4,742)	4,742	—	—
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(6,446)	6,446	—	—
Standard Chartered Bank	Forward Foreign Currency Contracts	(24,484)	24,484	—	—
TD Bank	Forward Foreign Currency Contracts	(16,678)	1,056	—	(15,622)
Total		$(53,152)	$36,728	$—	$(16,424)

Amounts designated as “—” are zero.

40

Notes to Financial Statements (Continued)

December 31, 2017

(e)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

(f)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime. The Fund receives payments from JPMorgan equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $5,090,195, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan

41

Notes to Financial Statements (Continued)

December 31, 2017

and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(g)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

42

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$4,090,195	$—	$4,090,195	$(4,090,195)	$—
Nomura Securities International, Inc.	1,000,000	—	1,000,000	(1,000,000)	—
Total	$5,090,195	$—	$5,090,195	$(5,090,195)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Dividend income is recorded on the ex-dividend date, and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily

43

Notes to Financial Statements (Continued)

December 31, 2017

attributable to foreign currency gain/loss, paydown reclass, expiration of capital loss carryforwards and investments in interest only securities. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions
$(7,509,809)	$382,583	$7,127,226

(j)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Logan Circle Partners, LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

44

Notes to Financial Statements (Continued)

December 31, 2017

Effective May 1, 2017, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.575%
$200 million up to $500 million	0.550%
$500 million and more	0.525%

Prior to May 1, 2017, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.625%
$200 million up to $500 million	0.60%
$500 million and more	0.575%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.58%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Effective May 1, 2017, the Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.78% for all share classes until April 30, 2018.

Prior to May 1, 2017, the Fund Expense Limitation Agreement limited the Fund’s operating expenses from exceeding 0.78% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to

45

Notes to Financial Statements (Continued)

December 31, 2017

the Fund. NFM pays the service providers a fee for these services. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $146,770 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,233.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% for Class I shares, for a total amount of $457,974.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In

46

Notes to Financial Statements (Continued)

December 31, 2017

addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $647,982,072 and sales of $630,408,102 (excluding short-term securities). These figures include purchases and sales of long-term U.S. Government securities, if any.

For the year ended December 31, 2017, the Fund had purchases of $214,951,082 and sales of $206,954,948 of U.S. Government securities (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Bank Loans

The bank loans in which the Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

47

Notes to Financial Statements (Continued)

December 31, 2017

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized

48

Notes to Financial Statements (Continued)

December 31, 2017

by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market

49

Notes to Financial Statements (Continued)

December 31, 2017

fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,620,629	$—	$14,620,629	$—	$14,620,629

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any. The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,068,130	$—	$9,068,130	$—	$9,068,130

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

50

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,455,246	$—	$5,455,246	$(4,143,275)	$2,189,126	$3,501,097

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$315,095,964	$6,669,627	$(3,714,353)	$2,955,274

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$4,143,275	Unlimited

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized and expired of $3,115,827 and $7,509,808, respectively, and are no longer eligible to offset future capital gains, if any.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi Sector Bond Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

52

Supplemental Information

December 31, 2017

NVIT Multi Sector Bond Fund — Approval of Subadvisory Agreement with Logan Circle Partners, L.P.

Summary of Factors Considered by the Board

At the September 12-13, 2017 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT Multi Sector Bond Fund (the “Fund”), a new investment subadvisory agreement with Logan Circle Partners L.P. (“Logan Circle”) (the “New Subadvisory Agreement”). The Trustees considered the New Subadvisory Agreement in anticipation of the purchase of Logan Circle, the existing subadviser to the Fund, by Metlife, Inc. (“Metlife”) in a transaction that was expected to occur on September 15, 2017, and would result in a change of control of Logan Circle. The Trustees were provided with materials relating to the change of control of Logan Circle in advance of the meeting.

The Trustees considered NFA’s statement that the New Subadvisory Agreement is substantially the same in all material respects as the existing subadvisory agreement with Logan Circle. The Trustees considered Logan Circle’s statements that its investment professionals will remain in their current roles and management reporting structure after the purchase transaction. The Trustees considered the statement by NFA’s Chief Compliance Officer that he continues to believe that Logan Circle’s compliance policies and procedures are reasonably designed to prevent violations of the federal securities laws when it becomes a subsidiary of MetLife. The Trustees considered that the staff of the Chief Financial Officer of Nationwide Financial Services, Inc. had reviewed, evaluated, and found satisfactory the financial condition and stability of MetLife. The Trustees also considered Logan Circle’s statement that it did not expect the change in control to adversely affect its performance or delivery of services to the Fund and that its core investment processes, strategies, and investment team will remain unchanged. On the basis of those considerations, and other information provided at the meeting, the Trustees unanimously approved the New Subadvisory Agreement.

53

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

54

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

55

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

56

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

57

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

58

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

59

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

60

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

61

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

62

Annual Report

December 31, 2017

NVIT International Index Fund

AR-INTX 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT International Index Fund

For the annual period ended December 31, 2017, the NVIT International Index Fund (Class Y) returned 25.13% versus 25.03% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Core Funds (consisting of 43 funds as of December 31, 2017) was 24.90% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Japanese equities, which make up 23% of the MSCI EAFE Index, posted solid gains of 4.61% in the first quarter. Some success can be attributed to Japanese companies’ having a higher exposure to global growth, which has been trending upward over the past few quarters. Fourth-quarter 2016 earnings reports were among the strongest in Japan in nearly a decade. Continued yield curve management from Japan’s central bank, better corporate governance and domestic investor buying also have been supportive of Japanese stocks.

In the case of Europe, economic data improved in the first quarter of 2017, particularly in large export-driven economies such as Germany, where stocks climbed 8.44% during the quarter. Additionally, inflation in the region has started to stabilize, although not considered a major reversal, with headline CPI hitting 1.8% year-over-year and core inflation firming to 0.9% year-over-year in January. Political anxiety over elections in the Netherlands and France in the first half of the year, as well as fears over the ECB’s tapering its asset purchase program too soon, have weighed on investor sentiment to some extent.

In the United Kingdom, Prime Minster Theresa May triggered article 50 at the end of March, marking the start of the two-year period in which the U.K. must leave the European Union. While the initial impact of the so-called Brexit appeared to be inconsequential, recent economic data has shown the first signs of stress. January retail sales and average earnings missed expectations. Furthermore, a continued weakening of the pound sterling could continue to squeeze consumers further through increasing costs of imports. In such an environment, large-cap multinationals listed on the London Stock Exchange would likely remain better positioned than domestically focused small caps. The FTSE 100 Index hit a new record high against currency weakness.

Australia also experienced a positive quarter, rising 10.99%, as the country benefited from global reflation, rising metal prices, and strong domestic and Chinese economic indicators.

In the second quarter, the Japanese yen was relatively volatile throughout the period, as the Bank of Japan made no changes to its policy, but revised upward its assessment of economic prospects. Japan’s strengthening economy translated into strong corporate earnings growth and positive earnings revisions.

Investor interest accelerated in European equities, leading to solid, broad-based returns across the region. The defeat of anti-European Union populists in France and the Netherlands diminished political risk for the region overall. This allowed investors to focus on the strongest European earnings season in seven years amid both a strengthening regional economy and global economy. French President Emmanuel Macron’s victory was positively felt across the continent and unsurprisingly had the largest impact within France, which returned 10.2%, making it the second-largest contributor to the MSCI EAFE Index. Other European nations that outperformed the MSCI EAFE Index and contributed at least 25 basis points (bps) to the MSCI EAFE Index’s total return were Switzerland, Germany, Spain, Denmark and Sweden. Gains in eurozone equities were capped, as some investors looked cautiously at ECB developments for signs of monetary tightening. The United Kingdom did experience some volatility ahead and in the immediate wake of the snap election in June, but the country returned a respectable 6.1% in the second quarter.

In Europe, the positive tailwinds of strong corporate profit and economic growth sustained the equity market rally. The MSCI EMU Index (European Economic and Monetary Union) was up 8.2% in the third quarter, bringing the

4

Fund Commentary (cont.)	NVIT International Index Fund

year-to-date total to 27.6%, in USD terms. The euro area real effective exchange rate (REER) increased roughly 2% in the quarter, as the improved growth picture in the region led markets to expect ECB President Mario Draghi to announce a further reduction in the pace of quantitative easing (QE) purchases, which could provide upward pressure on anemically low eurozone bond yields. The MSCI European banks index rallied 8.6% in the quarter. Germany and France contributed the most to the region’s return, gaining 7.8% and 8.3%, respectively. However, the momentum behind the Franco-German drive to promote a deeper eurozone was slightly challenged in the German elections. While Chancellor Angela Merkel won a fourth term, the euro-skeptic right-wing Alternative for Germany (AfD) party won a larger-than-expected share of the parliament. In response to growing ambitions of a Catalonian separatist movement, Spanish authorities arrested Catalan officials and raided several ministries ahead of an independence vote on October 1.

Japanese equities posted a strong quarterly performance amid accelerating growth conditions, low inflation and accommodative monetary policy. The MSCI Japan Index gained 4.1% in USD terms. President Abe’s decision to call a snap election on October 22 drove some uncertainty, but poses relatively little risk to the accommodative policies of the Bank of Japan (BoJ).

In the fourth quarter, Japan contributed 1.98% to the MSCI EAFE Index’s quarterly total return, the most out of any country represented in the MSCI EAFE Index, as the Japanese TOPIX surged 8.7%. Prime Minister Shinzo Abe’s victory at the October 22 “snap” election diminished uncertainty in the market, which helped investors focus on an improved earnings outlook, the benefits of increased global trade and a strengthening domestic economy. Elsewhere in APAC (the Asia Pacific and Japan area), Australia added 0.46% to the MSCI EAFE Index’s total return, the third-largest contribution out of country exposures, as the country gained 6.87% in the quarter. Singapore also posted a respectable gain of 10.10% in the quarter.

In Europe, robust economic and corporate earnings growth helped the region post respectable gains despite recent headline noise around Spain and stubbornly low inflation. The United Kingdom contributed 1% to the MSCI EAFE Index’s total return in the quarter, the second-highest contribution to the return of the MSCI EAFE Index, but the country underperformed continental countries with smaller weightings in the MSCI EAFE Index. Austria gained 6% in the quarter, outperforming other European single-country exposures.

From a sector perspective, Information Technology, with 39.57%, had the strongest return in the MSCI EAFE Index (in USD). Increases were seen across all sectors, including notable results in Materials, with 34.26%, and Industrials, with 30.34%.

As of December 31, 2017, the Fund held Nikkei 225, EURO STOXX 50, ASX SPI 200, and FTSE 100 exchange-traded index futures. These futures did not have any meaningful impact on Fund performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA;

Alan Mason; and Greg Savage, CFA

*The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	NVIT International Index Fund

Asset Allocation†

Common Stocks	98.7%
Repurchase Agreements	1.3%
Rights††	0.0%
Futures Contracts††	0.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Industries†††

Banks	12.2%
Pharmaceuticals	7.1%
Insurance	5.4%
Oil, Gas & Consumable Fuels	5.2%
Chemicals	3.9%
Automobiles	3.7%
Metals & Mining	3.1%
Food Products	3.0%
Machinery	2.8%
Capital Markets	2.5%
Other Industries*	51.1%
100.0%

Top Holdings†††

Nestle SA (Registered)	1.8%
HSBC Holdings plc	1.4%
Novartis AG (Registered)	1.2%
Roche Holding AG	1.2%
Toyota Motor Corp.	1.1%
British American Tobacco plc	1.0%
Royal Dutch Shell plc, Class A	1.0%
BP plc	0.9%
TOTAL SA	0.9%
Royal Dutch Shell plc, Class B	0.8%
Other Holdings*	88.7%
100.0%

Top Countries†††

Japan	23.8%
United Kingdom	15.4%
France	10.2%
Germany	9.7%
Switzerland	8.6%
Australia	6.9%
Netherlands	4.5%
Hong Kong	3.3%
Spain	3.1%
Sweden	2.6%
Other Countries*	11.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

6

Fund Performance	NVIT International Index Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	24.88%	N/A	3.89%	[2]
Class II	24.56%	7.14%	1.38%
Class VIII	24.46%	6.97%	1.27%
Class Y	25.13%	7.56%	1.79%
MSCI EAFE® Index	25.03%	7.90%	1.94%
CPI	2.11%	1.43%	1.61%

N/A	— Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2014.

Expense Ratios

Expense Ratio^
Class I	0.45%
Class II	0.70%
Class VIII	0.85%
Class Y	0.30%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (cont.)	NVIT International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT International Index Fund versus performance of the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT International Index Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,090.50	2.32	0.44
	Hypothetical	(b)(c)	1,000.00	1,022.99	2.24	0.44
Class II Shares	Actual	(b)	1,000.00	1,088.80	3.63	0.69
	Hypothetical	(b)(c)	1,000.00	1,021.73	3.52	0.69
Class VIII Shares	Actual	(b)	1,000.00	1,089.50	4.42	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class Y Shares	Actual	(b)	1,000.00	1,091.70	1.53	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.74	1.48	0.29

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

December 31, 2017

NVIT International Index Fund

Common Stocks 98.7%

	Shares	Value

AUSTRALIA 6.9%
Banks 2.1%
Australia & New Zealand Banking Group Ltd.	391,237	$8,738,831
Bank of Queensland Ltd.	46,670	462,251
Bendigo & Adelaide Bank Ltd.	63,507	577,065
Commonwealth Bank of Australia	228,907	14,306,641
National Australia Bank Ltd.	356,510	8,201,172
Westpac Banking Corp.	447,281	10,917,170

		43,203,130

Beverages 0.1%
Coca-Cola Amatil Ltd.	70,734	469,151
Treasury Wine Estates Ltd.	95,945	1,193,379

		1,662,530

Biotechnology 0.3%
CSL Ltd.	59,593	6,558,892

Capital Markets 0.2%
ASX Ltd.	25,797	1,103,221
Macquarie Group Ltd.	43,085	3,340,356

		4,443,577

Chemicals 0.1%
Incitec Pivot Ltd.	235,293	715,423
Orica Ltd.	47,203	666,111

		1,381,534

Commercial Services & Supplies 0.1%
Brambles Ltd.	211,788	1,660,276

Construction & Engineering 0.0%†
CIMIC Group Ltd.	13,235	530,732

Construction Materials 0.1%
Boral Ltd.	156,217	946,778

Containers & Packaging 0.1%
Amcor Ltd.	154,326	1,854,312

Diversified Financial Services 0.1%
AMP Ltd. (a)	390,067	1,576,048
BGP Holdings plc* (b)(c)	848,508	0
Challenger Ltd.	78,738	860,062

		2,436,110

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	566,101	1,602,513
TPG Telecom Ltd. (a)	56,512	289,575

		1,892,088

Electric Utilities 0.0%†
AusNet Services	222,340	313,524

Equity Real Estate Investment Trusts (REITs) 0.5%
Dexus	136,906	1,039,708
Goodman Group	235,652	1,544,729
GPT Group (The)	248,830	990,574
Mirvac Group	493,779	902,749
Scentre Group (a)	705,393	2,301,990
Stockland	322,260	1,127,191
Vicinity Centres	422,038	896,692
Westfield Corp.	263,067	1,949,400

		10,753,033

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Food & Staples Retailing 0.4%
Wesfarmers Ltd.	151,088	$5,232,414
Woolworths Group Ltd.	172,486	3,671,353

		8,903,767

Gas Utilities 0.1%
APA Group	146,408	950,167

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	7,178	958,277

Health Care Providers & Services 0.1%
Healthscope Ltd.	246,944	404,094
Ramsay Health Care Ltd.	18,850	1,029,616
Sonic Healthcare Ltd.	50,070	891,530

		2,325,240

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	70,615	1,301,268
Crown Resorts Ltd.	47,333	480,540
Domino’s Pizza Enterprises Ltd. (a)	9,192	334,835
Flight Centre Travel Group Ltd. (a)	6,871	236,960
Tabcorp Holdings Ltd. (a)	262,172	1,140,342

		3,493,945

Insurance 0.3%
Insurance Australia Group Ltd.	313,035	1,765,077
Medibank Pvt Ltd.	366,981	941,117
QBE Insurance Group Ltd.	182,828	1,521,495
Suncorp Group Ltd.	172,257	1,857,842

		6,085,531

IT Services 0.0%†
Computershare Ltd.	65,364	830,754

Media 0.0%†
REA Group Ltd.	7,549	450,704

Metals & Mining 1.1%
Alumina Ltd. (a)	304,965	577,444
BHP Billiton Ltd.	427,969	9,851,100
BHP Billiton plc	281,441	5,760,729
BlueScope Steel Ltd.	72,407	867,705
Fortescue Metals Group Ltd.	207,462	788,346
Newcrest Mining Ltd.	102,220	1,816,222
South32 Ltd.	701,717	1,907,879

		21,569,425

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	77,058	250,228

Multi-Utilities 0.1%
AGL Energy Ltd.	87,677	1,663,911

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	33,545	889,700
Oil Search Ltd.	188,837	1,148,746
Origin Energy Ltd.*	233,893	1,720,153
Santos Ltd.*	249,837	1,059,492
Woodside Petroleum Ltd.	111,731	2,887,762

		7,705,853

Professional Services 0.0%†
SEEK Ltd.	43,451	643,161

Real Estate Management & Development 0.0%†
LendLease Group	73,420	934,994

10

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Road & Rail 0.1%
Aurizon Holdings Ltd.	267,079	$1,032,537

Transportation Infrastructure 0.2%
Sydney Airport	146,688	804,571
Transurban Group	295,648	2,861,641

		3,666,212

		139,101,222

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG*	40,091	1,728,927
Raiffeisen Bank International AG*	18,618	674,175

		2,403,102

Machinery 0.0%†
ANDRITZ AG	9,701	547,799

Metals & Mining 0.0%†
voestalpine AG	14,370	858,905

Oil, Gas & Consumable Fuels 0.1%
OMV AG	19,544	1,238,227

		5,048,033

BELGIUM 1.1%
Banks 0.1%
KBC Group NV	33,427	2,847,941

Beverages 0.6%
Anheuser-Busch InBev SA/NV	100,695	11,231,813

Chemicals 0.1%
Solvay SA	9,768	1,356,477
Umicore SA	25,372	1,198,940

		2,555,417

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	10,751	1,159,465

Diversified Telecommunication Services 0.0%†
Proximus SADP	19,957	655,039

Food & Staples Retailing 0.0%†
Colruyt SA	8,853	460,513

Insurance 0.1%
Ageas	25,113	1,225,918

Media 0.0%†
Telenet Group Holding NV*	6,410	446,267

Pharmaceuticals 0.1%
UCB SA	16,810	1,332,101

		21,914,474

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	55,190	748,253

CHINA 0.2%
Auto Components 0.1%
Minth Group Ltd.	98,000	589,736

Banks 0.1%
BOC Hong Kong Holdings Ltd.	493,000	2,493,554

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	269,200	$295,856

		3,379,146

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	9,177	619,550

DENMARK 1.8%
Banks 0.2%
Danske Bank A/S	99,869	3,882,534

Beverages 0.1%
Carlsberg A/S, Class B	14,254	1,707,292

Biotechnology 0.1%
Genmab A/S*	7,716	1,279,497

Chemicals 0.1%
Chr Hansen Holding A/S	12,529	1,175,042
Novozymes A/S, Class B	30,133	1,721,447

		2,896,489

Commercial Services & Supplies 0.0%†
ISS A/S	22,267	858,948

Diversified Telecommunication Services 0.0%†
TDC A/S	100,617	618,266

Electric Utilities 0.1%
Orsted A/S Reg. S (d)	25,089	1,366,867

Electrical Equipment 0.1%
Vestas Wind Systems A/S	28,716	1,968,377

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	15,831	1,255,334
William Demant Holding A/S*	16,745	466,143

		1,721,477

Insurance 0.0%†
Tryg A/S	13,753	342,852

Marine 0.1%
AP Moller — Maersk A/S, Class A	521	868,261
AP Moller — Maersk A/S, Class B	871	1,517,840

		2,386,101

Pharmaceuticals 0.7%
H Lundbeck A/S	10,045	510,833
Novo Nordisk A/S, Class B	246,558	13,251,306

		13,762,139

Road & Rail 0.1%
DSV A/S	25,318	1,993,334

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	14,242	1,549,951

		36,334,124

FINLAND 0.9%
Auto Components 0.0%†
Nokian Renkaat OYJ	15,172	687,210

Communications Equipment 0.2%
Nokia OYJ	777,694	3,632,482

Diversified Telecommunication Services 0.0%†
Elisa OYJ	18,953	743,017

11

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FINLAND (continued)
Electric Utilities 0.1%
Fortum OYJ	56,837	$1,125,112

Insurance 0.2%
Sampo OYJ, Class A	59,570	3,272,504

Machinery 0.2%
Kone OYJ, Class B	45,031	2,416,420
Metso OYJ	15,026	512,592
Wartsila OYJ Abp	19,626	1,236,780

		4,165,792

Oil, Gas & Consumable Fuels 0.0%†
Neste OYJ	16,562	1,059,885

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	71,521	1,132,283
UPM-Kymmene OYJ	71,122	2,206,799

		3,339,082

Pharmaceuticals 0.0%†
Orion OYJ, Class B	14,023	522,236

		18,547,320

FRANCE 10.2%
Aerospace & Defense 0.8%
Airbus SE	77,400	7,686,262
Dassault Aviation SA	350	544,108
Safran SA	44,248	4,549,998
Thales SA	14,105	1,517,853
Zodiac Aerospace	27,252	815,174

		15,113,395

Air Freight & Logistics 0.0%†
Bollore SA	122,092	663,231

Auto Components 0.3%
Cie Generale des Etablissements Michelin	22,795	3,265,256
Faurecia	10,069	785,196
Valeo SA	31,867	2,374,792

		6,425,244

Automobiles 0.2%
Peugeot SA	78,003	1,584,520
Renault SA (a)	25,494	2,562,347

		4,146,867

Banks 0.9%
BNP Paribas SA	149,551	11,152,604
Credit Agricole SA	151,701	2,506,060
Societe Generale SA	102,249	5,271,720

		18,930,384

Beverages 0.2%
Pernod Ricard SA	28,295	4,478,837
Remy Cointreau SA	2,882	399,298

		4,878,135

Building Products 0.2%
Cie de Saint-Gobain	66,594	3,665,051

Capital Markets 0.1%
Amundi SA Reg. S (d)	8,018	678,755
Natixis SA	122,682	970,520

		1,649,275

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Chemicals 0.4%
Air Liquide SA	56,274	$7,077,650
Arkema SA	8,532	1,036,806

		8,114,456

Commercial Services & Supplies 0.1%
Edenred	30,088	871,666
Societe BIC SA	3,785	416,204

		1,287,870

Construction & Engineering 0.5%
Bouygues SA	28,133	1,461,470
Eiffage SA	9,701	1,062,941
Vinci SA	67,107	6,846,730

		9,371,141

Construction Materials 0.0%†
Imerys SA	4,898	461,408

Diversified Financial Services 0.1%
Eurazeo SA	5,850	539,592
Wendel SA (a)	3,867	669,924

		1,209,516

Diversified Telecommunication Services 0.3%
Iliad SA	3,522	843,994
Orange SA	265,847	4,613,210

		5,457,204

Electric Utilities 0.0%†
Electricite de France SA	71,532	892,349

Electrical Equipment 0.5%
Legrand SA	35,289	2,713,091
Schneider Electric SE*	75,005	6,361,264

		9,074,355

Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	7,454	795,399

Equity Real Estate Investment Trusts (REITs) 0.3%
Fonciere Des Regions	4,680	530,265
Gecina SA	6,279	1,158,487
ICADE	4,345	427,058
Klepierre SA	29,322	1,289,434
Unibail-Rodamco SE	13,287	3,347,350

		6,752,594

Food & Staples Retailing 0.1%
Carrefour SA	75,578	1,635,607
Casino Guichard Perrachon SA (a)	6,784	410,860

		2,046,467

Food Products 0.3%
Danone SA	80,059	6,711,955

Health Care Equipment & Supplies 0.2%
BioMerieux	5,494	492,265
Essilor International Cie Generale d’Optique SA	27,651	3,812,943

		4,305,208

Hotels, Restaurants & Leisure 0.2%
Accor SA (a)	24,669	1,271,583
Sodexo SA	12,292	1,650,397

		2,921,980

12

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Household Durables 0.0%†
SEB SA	2,935	$543,794

Insurance 0.5%
AXA SA	258,669	7,666,551
CNP Assurances	24,091	555,889
SCOR SE	22,299	897,201

		9,119,641

IT Services 0.2%
Atos SE	12,617	1,836,542
Capgemini SE	21,413	2,534,066

		4,370,608

Machinery 0.0%†
Alstom SA	20,202	838,471

Media 0.3%
Eutelsat Communications SA	22,027	508,579
JCDecaux SA (a)	8,791	354,239
Lagardere SCA	15,076	482,987
Publicis Groupe SA	27,141	1,843,868
Vivendi SA	137,231	3,690,151

		6,879,824

Multi-Utilities 0.3%
Engie SA	242,028	4,158,379
Suez	50,268	883,689
Veolia Environnement SA	63,810	1,628,040

		6,670,108

Oil, Gas & Consumable Fuels 0.9%
TOTAL SA	314,313	17,342,323

Personal Products 0.4%
L’Oreal SA	33,520	7,425,682

Pharmaceuticals 0.7%
Ipsen SA	4,774	570,232
Sanofi	151,091	13,009,482

		13,579,714

Professional Services 0.1%
Bureau Veritas SA	33,317	910,901
Teleperformance	7,663	1,096,847

		2,007,748

Software 0.1%
Dassault Systemes SE	17,202	1,826,964
Ubisoft Entertainment SA*	8,365	643,635

		2,470,599

Textiles, Apparel & Luxury Goods 0.9%
Hermes International	4,220	2,258,938
Kering	10,096	4,759,507
LVMH Moet Hennessy Louis Vuitton SE	36,871	10,830,859

		17,849,304

Trading Companies & Distributors 0.0%†
Rexel SA	39,790	721,648

Transportation Infrastructure 0.1%
Aeroports de Paris	3,956	751,577
Getlink SE	63,657	818,705

		1,570,282

		206,263,230

Common Stocks (continued)

	Shares	Value

GERMANY 9.7%
Aerospace & Defense 0.1%
MTU Aero Engines AG	6,897	$1,233,573

Air Freight & Logistics 0.3%
Deutsche Post AG (Registered)	129,378	6,146,093

Airlines 0.1%
Deutsche Lufthansa AG (Registered)	31,236	1,148,242

Auto Components 0.2%
Continental AG	14,658	3,957,297
Schaeffler AG (Preference)	18,411	324,999

		4,282,296

Automobiles 1.2%
Bayerische Motoren Werke AG	44,120	4,582,860
Bayerische Motoren Werke AG (Preference)	7,107	634,613
Daimler AG (Registered)	128,304	10,894,626
Porsche Automobil Holding SE (Preference)	20,048	1,677,977
Volkswagen AG	4,137	837,586
Volkswagen AG (Preference)	24,730	4,928,443

		23,556,105

Banks 0.1%
Commerzbank AG*	141,849	2,127,630

Capital Markets 0.4%
Deutsche Bank AG (Registered)	275,405	5,226,442
Deutsche Boerse AG	25,718	2,981,085

		8,207,527

Chemicals 1.2%
BASF SE	122,391	13,431,828
Covestro AG Reg. S (d)	16,114	1,656,880
Evonik Industries AG	22,534	845,400
FUCHS PETROLUB SE (Preference)	9,424	498,396
K+S AG (Registered)	26,033	648,382
LANXESS AG	12,196	969,732
Linde AG*	24,750	5,789,937
Symrise AG	16,161	1,385,590

		25,226,145

Construction & Engineering 0.0%†
HOCHTIEF AG	2,567	452,426

Construction Materials 0.1%
HeidelbergCement AG	19,776	2,140,794

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG (Registered)	442,049	7,839,577
Telefonica Deutschland Holding AG	93,053	467,293

		8,306,870

Electrical Equipment 0.1%
OSRAM Licht AG	13,190	1,180,946

Food & Staples Retailing 0.0%†
METRO AG*	22,207	443,550

Health Care Providers & Services 0.4%
Fresenius Medical Care AG & Co. KGaA	28,659	3,018,459
Fresenius SE & Co. KGaA	55,332	4,308,163

		7,326,622

Hotels, Restaurants & Leisure 0.1%
TUI AG	58,531	1,211,909

13

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Household Products 0.2%
Henkel AG & Co. KGaA	13,801	$1,656,812
Henkel AG & Co. KGaA (Preference)	23,741	3,134,752

		4,791,564

Independent Power and Renewable Electricity Producers 0.0%†
Uniper SE	26,695	832,695

Industrial Conglomerates 0.7%
Siemens AG (Registered)	101,215	14,043,490

Insurance 0.9%
Allianz SE (Registered)	59,620	13,653,798
Hannover Rueck SE	8,123	1,019,246
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	20,658	4,478,449

		19,151,493

Internet & Direct Marketing Retail 0.0%†
Zalando SE Reg. S* (d)	14,225	749,534

Internet Software & Services 0.1%
United Internet AG (Registered)	16,390	1,127,349

IT Services 0.1%
Wirecard AG	15,569	1,738,200

Machinery 0.1%
GEA Group AG	24,368	1,168,424
KION Group AG	9,218	795,298
MAN SE	4,529	518,608

		2,482,330

Media 0.1%
Axel Springer SE	5,681	442,650
ProSiebenSat.1 Media SE	30,872	1,062,941

		1,505,591

Metals & Mining 0.1%
thyssenkrupp AG	57,971	1,683,362

Multi-Utilities 0.3%
E.ON SE	293,304	3,180,202
Innogy SE Reg. S (d)	18,507	721,225
RWE AG*	69,048	1,408,013

		5,309,440

Personal Products 0.1%
Beiersdorf AG	13,133	1,539,277

Pharmaceuticals 0.8%
Bayer AG (Registered)	109,428	13,610,119
Merck KGaA	16,849	1,814,461

		15,424,580

Real Estate Management & Development 0.2%
Deutsche Wohnen SE	47,090	2,053,168
Vonovia SE	62,796	3,108,411

		5,161,579

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	151,294	4,132,187

Software 0.7%
SAP SE	130,113	14,589,559

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Textiles, Apparel & Luxury Goods 0.3%
adidas AG	25,091	$5,008,770
HUGO BOSS AG	9,038	766,648

		5,775,418

Trading Companies & Distributors 0.1%
Brenntag AG	20,588	1,298,719

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	5,662	622,874

Wireless Telecommunication Services 0.0%†
Drillisch AG	7,033	580,531

		195,530,500

HONG KONG 3.3%
Banks 0.2%
Bank of East Asia Ltd. (The)	167,340	724,085
Hang Seng Bank Ltd.	101,900	2,526,530

		3,250,615

Capital Markets 0.2%
Hong Kong Exchanges & Clearing Ltd.	155,000	4,734,336

Diversified Financial Services 0.0%†
First Pacific Co. Ltd.	341,750	232,203

Diversified Telecommunication Services 0.0%†
HKT Trust & HKT Ltd.	508,220	648,099
PCCW Ltd.	503,000	292,090

		940,189

Electric Utilities 0.2%
CK Infrastructure Holdings Ltd.	81,000	695,354
CLP Holdings Ltd.	214,500	2,195,048
HK Electric Investments & HK Electric Investments Ltd. Reg. S (a)(d)	394,500	361,012
Power Assets Holdings Ltd.	185,000	1,561,264

		4,812,678

Equity Real Estate Investment Trusts (REITs) 0.1%
Link REIT	295,000	2,733,639

Food Products 0.1%
WH Group Ltd. Reg. S (d)	1,122,500	1,265,277

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	1,102,725	2,161,548

Hotels, Restaurants & Leisure 0.3%
Galaxy Entertainment Group Ltd.	314,000	2,510,882
Kingston Financial Group Ltd.	542,000	519,218
Melco Resorts & Entertainment Ltd., ADR	31,895	926,231
Sands China Ltd.	322,700	1,660,897
Shangri-La Asia Ltd.	162,833	368,093
SJM Holdings Ltd. (a)	263,000	234,942

		6,220,263

Household Durables 0.1%
Techtronic Industries Co. Ltd.	183,000	1,192,763

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	360,016	4,519,994
Jardine Matheson Holdings Ltd.	28,900	1,746,138
Jardine Strategic Holdings Ltd.	29,500	1,159,940
NWS Holdings Ltd.	196,836	354,643

		7,780,715

14

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Insurance 0.7%
AIA Group Ltd.	1,597,400	$13,623,136

Real Estate Management & Development 0.8%
CK Asset Holdings Ltd.	348,516	3,046,346
Hang Lung Group Ltd.	109,000	400,991
Hang Lung Properties Ltd.	273,000	666,215
Henderson Land Development Co. Ltd.	160,245	1,056,141
Hongkong Land Holdings Ltd.	156,800	1,099,168
Hysan Development Co. Ltd.	81,000	429,930
Kerry Properties Ltd.	94,500	425,108
New World Development Co. Ltd.	769,926	1,156,791
Sino Land Co. Ltd.	411,000	727,659
Sun Hung Kai Properties Ltd.	193,000	3,214,963
Swire Pacific Ltd., Class A	63,000	583,116
Swire Properties Ltd.	174,000	561,198
Wharf Holdings Ltd. (The)	161,500	558,457
Wharf Real Estate Investment Co. Ltd.*	161,500	1,074,896
Wheelock & Co. Ltd.	103,000	735,927

		15,736,906

Road & Rail 0.1%
MTR Corp. Ltd.	197,000	1,154,365

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	36,800	511,856

Textiles, Apparel & Luxury Goods 0.0%†
Li & Fung Ltd.	725,600	397,834
Yue Yuen Industrial Holdings Ltd.	104,500	410,052

		807,886

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	756,000	305,960

		67,464,335

IRELAND 0.6%
Airlines 0.0%†
Ryanair Holdings plc*	5,286	95,159

Banks 0.1%
AIB Group plc	108,000	712,711
Bank of Ireland Group plc	121,979	1,037,647

		1,750,358

Construction Materials 0.3%
CRH plc	111,438	4,009,015
James Hardie Industries plc CHDI	58,748	1,034,183

		5,043,198

Food Products 0.1%
Kerry Group plc, Class A	21,121	2,368,674

Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair plc	10,662	1,264,883

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	19,114	1,005,588

		11,527,860

ISRAEL 0.5%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	2,908	388,415

Common Stocks (continued)

	Shares	Value

ISRAEL (continued)
Banks 0.2%
Bank Hapoalim BM	141,116	$1,037,274
Bank Leumi Le-Israel BM	192,533	1,159,663
Mizrahi Tefahot Bank Ltd.	18,133	334,120

		2,531,057

Chemicals 0.1%
Frutarom Industries Ltd.	5,872	551,142
Israel Chemicals Ltd.	74,090	300,102

		851,244

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp. Ltd.	231,855	350,488

Pharmaceuticals 0.1%
Teva Pharmaceutical Industries Ltd., ADR (a)	121,650	2,305,267

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	5,347	299,090

Software 0.1%
Check Point Software Technologies Ltd.*	17,314	1,794,077
Nice Ltd.	8,024	732,419

		2,526,496

		9,252,057

ITALY 2.0%
Aerospace & Defense 0.0%†
Leonardo SpA	55,288	657,376

Automobiles 0.1%
Ferrari NV	16,364	1,716,507

Banks 0.6%
Intesa Sanpaolo SpA	1,914,979	6,335,534
Mediobanca SpA	68,360	774,216
UniCredit SpA*	266,923	4,972,589

		12,082,339

Beverages 0.0%†
Davide Campari-Milano SpA	77,030	595,506

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	2,280,984	1,855,620

Electric Utilities 0.4%
Enel SpA	1,083,797	6,661,674
Terna Rete Elettrica Nazionale SpA	187,487	1,088,716

		7,750,390

Electrical Equipment 0.0%†
Prysmian SpA	26,521	865,077

Insurance 0.2%
Assicurazioni Generali SpA	166,493	3,031,245
Poste Italiane SpA Reg. S (d)	64,797	487,826
UnipolSai Assicurazioni SpA	148,175	345,538

		3,864,609

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	338,988	5,605,795
Snam SpA	303,207	1,484,574

		7,090,369

15

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

ITALY (continued)
Pharmaceuticals 0.0%†
Recordati SpA	13,048	$579,611

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	21,800	1,335,937

Transportation Infrastructure 0.1%
Atlantia SpA	60,521	1,909,081

		40,302,422

JAPAN 23.8%
Air Freight & Logistics 0.0%†
Yamato Holdings Co. Ltd.	45,100	907,942

Airlines 0.1%
ANA Holdings, Inc.	14,800	617,671
Japan Airlines Co. Ltd.	15,586	609,879

		1,227,550

Auto Components 0.8%
Aisin Seiki Co. Ltd.	23,300	1,309,204
Bridgestone Corp.	86,700	4,032,070
Denso Corp.	63,500	3,812,419
Koito Manufacturing Co. Ltd.	15,000	1,054,754
NGK Spark Plug Co. Ltd.	23,100	561,731
NOK Corp.	13,900	323,753
Stanley Electric Co. Ltd.	17,700	718,886
Sumitomo Electric Industries Ltd.	100,500	1,695,862
Sumitomo Rubber Industries Ltd.	26,000	483,068
Toyoda Gosei Co. Ltd.	8,700	220,602
Toyota Industries Corp.	21,700	1,394,840
Yokohama Rubber Co. Ltd. (The) (a)	14,300	350,813

		15,958,002

Automobiles 2.1%
Honda Motor Co. Ltd.	229,300	7,861,668
Isuzu Motors Ltd.	70,300	1,175,622
Mazda Motor Corp.	75,980	1,019,507
Mitsubishi Motors Corp.	93,799	677,830
Nissan Motor Co. Ltd.	309,300	3,084,612
Subaru Corp.	82,000	2,596,189
Suzuki Motor Corp.	45,800	2,652,740
Toyota Motor Corp.	346,194	22,168,795
Yamaha Motor Co. Ltd. (a)	36,600	1,198,456

		42,435,419

Banks 1.8%
Aozora Bank Ltd.	14,500	564,472
Bank of Kyoto Ltd. (The)	7,000	364,149
Chiba Bank Ltd. (The)	85,000	707,905
Concordia Financial Group Ltd.	167,300	1,010,109
Fukuoka Financial Group, Inc.	107,000	601,363
Hachijuni Bank Ltd. (The)	59,000	337,022
Japan Post Bank Co. Ltd. (a)	55,100	715,455
Kyushu Financial Group, Inc.	49,700	300,392
Mebuki Financial Group, Inc.	143,700	608,569
Mitsubishi UFJ Financial Group, Inc.	1,581,367	11,603,119
Mizuho Financial Group, Inc.	3,213,724	5,837,447
Resona Holdings, Inc.	294,200	1,758,179
Seven Bank Ltd.	65,400	224,107
Shinsei Bank Ltd.	24,400	420,210
Shizuoka Bank Ltd. (The)	70,000	723,404
Sumitomo Mitsui Financial Group, Inc.	179,053	7,733,298

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Banks (continued)
Sumitomo Mitsui Trust Holdings, Inc.	44,240	$1,756,920
Suruga Bank Ltd.	25,000	534,707
Yamaguchi Financial Group, Inc.	26,000	309,059

		36,109,886

Beverages 0.3%
Asahi Group Holdings Ltd.	51,600	2,558,275
Coca-Cola Bottlers Japan Holdings, Inc	16,200	591,682
Kirin Holdings Co. Ltd.	115,700	2,910,998
Suntory Beverage & Food Ltd.	18,500	822,699

		6,883,654

Building Products 0.4%
Asahi Glass Co. Ltd. (a)	26,600	1,150,525
Daikin Industries Ltd.	33,200	3,930,625
LIXIL Group Corp.	36,000	973,303
TOTO Ltd.	18,900	1,114,242

		7,168,695

Capital Markets 0.3%
Daiwa Securities Group, Inc.	215,400	1,351,786
Japan Exchange Group, Inc.	69,500	1,204,017
Nomura Holdings, Inc.	483,900	2,857,408
SBI Holdings, Inc.	26,790	559,228

		5,972,439

Chemicals 1.1%
Air Water, Inc.	17,300	363,713
Asahi Kasei Corp.	168,000	2,164,181
Daicel Corp.	38,100	433,574
Hitachi Chemical Co. Ltd.	14,100	362,283
JSR Corp.	25,100	494,279
Kaneka Corp.	32,000	292,351
Kansai Paint Co. Ltd.	25,900	672,528
Kuraray Co. Ltd.	45,900	866,355
Mitsubishi Chemical Holdings Corp.	190,700	2,093,574
Mitsubishi Gas Chemical Co., Inc.	23,300	670,309
Mitsui Chemicals, Inc.	24,600	791,742
Nippon Paint Holdings Co. Ltd. (a)	20,700	652,400
Nissan Chemical Industries Ltd.	16,200	645,582
Nitto Denko Corp.	22,000	1,955,462
Shin-Etsu Chemical Co. Ltd.	51,800	5,253,804
Sumitomo Chemical Co. Ltd.	210,000	1,510,248
Taiyo Nippon Sanso Corp.	20,000	279,557
Teijin Ltd.	27,000	601,682
Toray Industries, Inc.	194,500	1,834,574
Tosoh Corp.	38,000	861,774

		22,799,972

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	34,500	769,728
Park24 Co. Ltd. (a)	14,900	356,475
Secom Co. Ltd.	28,000	2,114,633
Sohgo Security Services Co. Ltd.	8,800	478,417
Toppan Printing Co. Ltd.	71,000	641,570

		4,360,823

Construction & Engineering 0.2%
JGC Corp.	24,800	479,001
Kajima Corp.	115,000	1,105,245
Obayashi Corp.	86,500	1,046,007

16

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Construction & Engineering (continued)
Shimizu Corp.	73,600	$759,467
Taisei Corp.	27,000	1,342,985

		4,732,705

Construction Materials 0.0%†
Taiheiyo Cement Corp.	16,200	699,603

Consumer Finance 0.1%
Acom Co. Ltd.* (a)	59,900	252,576
AEON Financial Service Co. Ltd.	14,600	339,058
Credit Saison Co. Ltd.	20,800	378,571

		970,205

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	20,400	327,286

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	8,600	301,971

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	51,300	305,607
ORIX Corp.	176,400	2,982,623

		3,288,230

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	92,228	4,339,841

Electric Utilities 0.2%
Chubu Electric Power Co., Inc.	83,700	1,039,520
Chugoku Electric Power Co., Inc. (The) (a)	34,500	370,343
Kansai Electric Power Co., Inc. (The)	93,800	1,147,971
Kyushu Electric Power Co., Inc.	60,700	635,830
Tohoku Electric Power Co., Inc. (a)	62,900	804,575
Tokyo Electric Power Co. Holdings, Inc.*	192,700	762,937

		4,761,176

Electrical Equipment 0.5%
Fuji Electric Co. Ltd.	75,000	564,159
Mabuchi Motor Co. Ltd.	5,900	318,500
Mitsubishi Electric Corp.	257,500	4,278,559
Nidec Corp.	31,800	4,463,880

		9,625,098

Electronic Equipment, Instruments & Components 1.3%
Alps Electric Co. Ltd.	25,300	719,988
Hamamatsu Photonics KK	18,600	623,102
Hirose Electric Co. Ltd.	4,090	598,005
Hitachi High-Technologies Corp.	8,500	358,476
Hitachi Ltd.	644,000	5,009,736
Keyence Corp.	12,922	7,215,201
Kyocera Corp.	42,800	2,796,594
Murata Manufacturing Co. Ltd.	25,500	3,408,190
Nippon Electric Glass Co. Ltd.	11,100	423,749
Omron Corp.	25,700	1,530,742
Shimadzu Corp.	33,000	749,304
TDK Corp.	17,100	1,364,936
Yaskawa Electric Corp.	32,600	1,424,487
Yokogawa Electric Corp.	29,200	558,208

		26,780,718

Equity Real Estate Investment Trusts (REITs) 0.2%
Daiwa House REIT Investment Corp.	208	494,102
Japan Prime Realty Investment Corp.	102	324,090
Japan Real Estate Investment Corp.	175	830,897

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Japan Retail Fund Investment Corp.	352	$645,255
Nippon Building Fund, Inc.	179	875,749
Nippon Prologis REIT, Inc. (a)	249	526,411
Nomura Real Estate Master Fund, Inc.	477	592,241
United Urban Investment Corp.	386	555,051

		4,843,796

Food & Staples Retailing 0.4%
Aeon Co. Ltd.	81,300	1,373,003
FamilyMart UNY Holdings Co. Ltd.	10,600	742,329
Lawson, Inc.	6,200	411,793
Seven & i Holdings Co. Ltd.	100,400	4,170,076
Sundrug Co. Ltd.	8,800	409,323
Tsuruha Holdings, Inc.	4,700	637,270

		7,743,794

Food Products 0.4%
Ajinomoto Co., Inc.	72,400	1,364,344
Calbee, Inc. (a)	9,700	315,576
Kikkoman Corp.	19,600	792,460
MEIJI Holdings Co. Ltd.	15,780	1,340,989
NH Foods Ltd.	23,000	558,915
Nisshin Seifun Group, Inc.	26,223	528,605
Nissin Foods Holdings Co. Ltd.	8,100	590,581
Toyo Suisan Kaisha Ltd.	11,800	503,207
Yakult Honsha Co. Ltd.	12,100	912,275
Yamazaki Baking Co. Ltd.	17,300	336,698

		7,243,650

Gas Utilities 0.1%
Osaka Gas Co. Ltd.	50,000	962,300
Toho Gas Co. Ltd.	9,000	246,650
Tokyo Gas Co. Ltd.	52,200	1,192,069

		2,401,019

Health Care Equipment & Supplies 0.4%
CYBERDYNE, Inc.* (a)	15,100	260,179
Hoya Corp.	51,900	2,593,334
Olympus Corp.	39,200	1,500,892
Sysmex Corp.	20,400	1,606,353
Terumo Corp.	43,000	2,031,785

		7,992,543

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	23,200	544,517
Medipal Holdings Corp.	20,700	405,382
Suzuken Co. Ltd.	9,420	387,606

		1,337,505

Health Care Technology 0.1%
M3, Inc.	29,100	1,018,747

Hotels, Restaurants & Leisure 0.2%
McDonald’s Holdings Co. Japan Ltd. (a)	9,326	410,178
Oriental Land Co. Ltd.	28,500	2,598,225

		3,008,403

Household Durables 0.8%
Casio Computer Co. Ltd. (a)	22,500	323,779
Iida Group Holdings Co. Ltd.	21,000	395,687
Nikon Corp.	44,100	887,307
Panasonic Corp.	294,200	4,308,408
Rinnai Corp.	4,400	398,373

17

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Household Durables (continued)
Sekisui Chemical Co. Ltd.	52,100	$1,044,712
Sekisui House Ltd.	78,200	1,411,131
Sharp Corp.* (a)	19,500	665,815
Sony Corp.	168,400	7,564,362

		16,999,574

Household Products 0.1%
Lion Corp.	32,000	604,102
Unicharm Corp.	53,800	1,398,527

		2,002,629

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	19,400	522,779

Industrial Conglomerates 0.2%
Keihan Holdings Co. Ltd.	14,000	411,654
Seibu Holdings, Inc.	26,000	491,172
Toshiba Corp.*	864,000	2,428,691

		3,331,517

Insurance 0.7%
Dai-ichi Life Holdings, Inc.	143,700	2,964,940
Japan Post Holdings Co. Ltd.	209,300	2,398,965
MS&AD Insurance Group Holdings, Inc.	63,341	2,144,728
Sompo Holdings, Inc.	45,950	1,771,550
Sony Financial Holdings, Inc.	23,700	419,973
T&D Holdings, Inc.	70,700	1,209,544
Tokio Marine Holdings, Inc.	90,300	4,121,419

		15,031,119

Internet & Direct Marketing Retail 0.1%
Rakuten, Inc.	124,100	1,134,913
Start Today Co. Ltd.	23,700	720,741

		1,855,654

Internet Software & Services 0.1%
DeNA Co. Ltd. (a)	12,000	247,463
Kakaku.com, Inc. (a)	16,100	272,280
Mixi, Inc.	5,600	251,542
Yahoo Japan Corp.	195,900	898,356

		1,669,641

IT Services 0.2%
Fujitsu Ltd.	262,000	1,857,081
Nomura Research Institute Ltd.	16,505	766,656
NTT Data Corp.	88,000	1,044,381
Obic Co. Ltd.	7,800	573,381
Otsuka Corp. (a)	6,900	528,559

		4,770,058

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	25,100	821,089
Sankyo Co. Ltd.	6,700	210,698
Sega Sammy Holdings, Inc.	22,600	280,023
Shimano, Inc.	9,900	1,392,934
Yamaha Corp.	22,300	817,931

		3,522,675

Machinery 1.4%
Amada Holdings Co. Ltd.	41,500	564,253
Daifuku Co. Ltd.	13,100	712,679
FANUC Corp.	25,800	6,198,674
Hino Motors Ltd.	35,700	463,101

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Machinery (continued)
Hitachi Construction Machinery Co. Ltd.	14,700	$533,223
Hoshizaki Corp.	7,600	670,990
IHI Corp.	19,299	642,424
JTEKT Corp.	28,600	491,607
Kawasaki Heavy Industries Ltd.	19,399	679,938
Komatsu Ltd.	123,000	4,455,481
Kubota Corp.	140,600	2,753,188
Kurita Water Industries Ltd.	13,300	432,084
Makita Corp.	29,900	1,251,855
MINEBEA MITSUMI, Inc.	53,100	1,114,145
Mitsubishi Heavy Industries Ltd.	42,700	1,594,164
Nabtesco Corp.	15,300	586,852
NGK Insulators Ltd.	33,800	637,340
NSK Ltd.	48,300	760,751
SMC Corp.	7,600	3,129,568
Sumitomo Heavy Industries Ltd.	15,400	652,314
THK Co. Ltd.	15,400	576,845

		28,901,476

Marine 0.1%
Mitsui OSK Lines Ltd.	14,200	474,076
Nippon Yusen KK*	21,200	516,651

		990,727

Media 0.1%
Dentsu, Inc.	28,801	1,215,172
Hakuhodo DY Holdings, Inc.	33,400	434,487
Toho Co. Ltd.	15,000	519,560

		2,169,219

Metals & Mining 0.4%
Hitachi Metals Ltd.	30,000	428,895
JFE Holdings, Inc.	67,400	1,619,376
Kobe Steel Ltd.	45,300	420,257
Maruichi Steel Tube Ltd.	9,000	263,334
Mitsubishi Materials Corp.	13,300	473,504
Nippon Steel & Sumitomo Metal Corp.	101,344	2,601,241
Sumitomo Metal Mining Co. Ltd.	33,000	1,513,972

		7,320,579

Multiline Retail 0.2%
Don Quijote Holdings Co. Ltd.	15,700	820,753
Isetan Mitsukoshi Holdings Ltd.	44,760	553,227
J Front Retailing Co. Ltd.	35,300	664,077
Marui Group Co. Ltd.	24,500	447,654
Ryohin Keikaku Co. Ltd.	3,300	1,027,472
Takashimaya Co. Ltd.	36,000	378,585

		3,891,768

Oil, Gas & Consumable Fuels 0.3%
Idemitsu Kosan Co. Ltd.	17,900	716,307
Inpex Corp.	126,700	1,585,488
JXTG Holdings, Inc.	410,939	2,655,180
Showa Shell Sekiyu KK (a)	24,400	331,474

		5,288,449

Paper & Forest Products 0.0%†
Oji Holdings Corp.	120,000	797,708

Personal Products 0.4%
Kao Corp.	66,000	4,464,094
Kose Corp.	4,300	671,450

18

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Personal Products (continued)
Pola Orbis Holdings, Inc.	10,900	$381,555
Shiseido Co. Ltd.	50,600	2,438,987

		7,956,086

Pharmaceuticals 1.2%
Astellas Pharma, Inc.	275,700	3,501,694
Chugai Pharmaceutical Co. Ltd.	29,800	1,523,781
Daiichi Sankyo Co. Ltd.	75,600	1,968,995
Eisai Co. Ltd.	35,600	2,015,650
Hisamitsu Pharmaceutical Co., Inc.	7,400	448,163
Kyowa Hakko Kirin Co. Ltd.	33,600	648,976
Mitsubishi Tanabe Pharma Corp.	30,500	628,699
Ono Pharmaceutical Co. Ltd.	55,000	1,280,055
Otsuka Holdings Co. Ltd.	52,000	2,277,230
Santen Pharmaceutical Co. Ltd.	48,700	764,580
Shionogi & Co. Ltd.	38,900	2,103,205
Sumitomo Dainippon Pharma Co. Ltd. (a)	18,800	279,390
Taisho Pharmaceutical Holdings Co. Ltd.	3,900	310,603
Takeda Pharmaceutical Co. Ltd.	94,800	5,367,253

		23,118,274

Professional Services 0.2%
Persol Holdings Co. Ltd.	23,500	589,174
Recruit Holdings Co. Ltd.	146,900	3,648,400

		4,237,574

Real Estate Management & Development 0.7%
Aeon Mall Co. Ltd.	14,830	290,160
Daito Trust Construction Co. Ltd.	9,200	1,874,047
Daiwa House Industry Co. Ltd.	75,500	2,900,484
Hulic Co. Ltd. (a)	41,700	466,800
Mitsubishi Estate Co. Ltd.	166,800	2,898,214
Mitsui Fudosan Co. Ltd.	118,900	2,665,494
Nomura Real Estate Holdings, Inc.	18,100	405,888
Sumitomo Realty & Development Co. Ltd.	46,000	1,509,845
Tokyo Tatemono Co. Ltd.	26,900	362,963
Tokyu Fudosan Holdings Corp.	62,300	450,163

		13,824,058

Road & Rail 0.9%
Central Japan Railway Co.	19,200	3,436,111
East Japan Railway Co.	42,976	4,189,777
Hankyu Hanshin Holdings, Inc.	32,200	1,293,617
Keikyu Corp.	30,499	585,404
Keio Corp.	13,199	580,414
Keisei Electric Railway Co. Ltd.	20,000	642,033
Kintetsu Group Holdings Co. Ltd.	24,000	917,804
Kyushu Railway Co.	20,000	618,824
Nagoya Railroad Co. Ltd.	24,599	619,070
Nippon Express Co. Ltd.	10,600	703,914
Odakyu Electric Railway Co. Ltd.	41,000	876,226
Tobu Railway Co. Ltd.	26,600	858,636
Tokyu Corp.	70,300	1,119,885
West Japan Railway Co.	21,900	1,597,675

		18,039,390

Semiconductors & Semiconductor Equipment 0.4%
Disco Corp.	3,700	814,642
Renesas Electronics Corp.* (a)	63,400	733,867
Rohm Co. Ltd.	12,500	1,377,106
SUMCO Corp. (a)	31,100	790,893
Tokyo Electron Ltd.	20,900	3,743,776

		7,460,284

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Software 0.4%
Konami Holdings Corp.	12,900	$708,872
LINE Corp.* (a)	6,700	273,969
Nexon Co. Ltd.*	27,000	784,624
Nintendo Co. Ltd.	15,100	5,497,185
Oracle Corp. Japan	5,200	431,167
Trend Micro, Inc. (a)	15,000	849,559

		8,545,376

Specialty Retail 0.3%
ABC-Mart, Inc.	5,000	286,992
Fast Retailing Co. Ltd.	7,100	2,831,047
Hikari Tsushin, Inc.	2,600	373,570
Nitori Holdings Co. Ltd.	10,700	1,525,673
Shimamura Co. Ltd.	2,800	307,977
USS Co. Ltd.	29,200	617,729
Yamada Denki Co. Ltd. (a)	93,400	513,982

		6,456,970

Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	32,500	802,201
Canon, Inc. (a)	142,200	5,295,715
FUJIFILM Holdings Corp.	54,900	2,241,333
Konica Minolta, Inc.	59,900	576,526
NEC Corp.	36,100	974,137
Ricoh Co. Ltd.	90,300	839,321
Seiko Epson Corp.	38,800	913,681

		11,642,914

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp. (a)	19,200	306,154

Tobacco 0.2%
Japan Tobacco, Inc.	146,600	4,721,711

Trading Companies & Distributors 1.0%
ITOCHU Corp.	199,400	3,722,964
Marubeni Corp.	220,000	1,597,459
MISUMI Group, Inc.	34,200	990,902
Mitsubishi Corp.	201,300	5,563,273
Mitsui & Co. Ltd.	227,400	3,693,161
Sumitomo Corp.	158,300	2,683,222
Toyota Tsusho Corp.	28,300	1,137,373

		19,388,354

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd.	5,900	218,930
Kamigumi Co. Ltd.	17,000	375,736

		594,666

Wireless Telecommunication Services 0.9%
KDDI Corp.	241,300	6,007,728
NTT DOCOMO, Inc.	181,900	4,296,804
SoftBank Group Corp.	108,800	8,595,541

		18,900,073

		479,498,128

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	12,354	1,225,592

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA (a)	61,041	963,549

19

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

LUXEMBOURG (continued)
Life Sciences Tools & Services 0.0%†
Eurofins Scientific SE	1,460	$888,961

Media 0.1%
RTL Group SA	4,690	376,654
SES SA, FDR	48,635	757,874

		1,134,528

Metals & Mining 0.1%
ArcelorMittal*	88,512	2,866,481

		5,853,519

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
MGM China Holdings Ltd. (a)	126,000	381,132
Wynn Macau Ltd.	211,200	665,410

		1,046,542

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	29,458	568,744

NETHERLANDS 4.5%
Banks 0.6%
ABN AMRO Group NV, CVA Reg. S (d)	56,101	1,805,226
ING Groep NV	517,658	9,525,327

		11,330,553

Beverages 0.3%
Heineken Holding NV	15,280	1,509,621
Heineken NV	34,480	3,594,003

		5,103,624

Chemicals 0.3%
Akzo Nobel NV	33,603	2,939,239
Koninklijke DSM NV	23,729	2,261,968

		5,201,207

Construction & Engineering 0.0%†
Boskalis Westminster	11,185	421,595

Diversified Financial Services 0.0%†
EXOR NV	13,983	857,069

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	455,221	1,588,143

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	170,737	3,747,304

Health Care Equipment & Supplies 0.2%
Koninklijke Philips NV	123,879	4,686,519

Insurance 0.2%
Aegon NV	234,975	1,497,559
NN Group NV	41,399	1,790,054

		3,287,613

Media 0.0%†
Altice NV, Class A* (a)	63,674	666,096

Oil, Gas & Consumable Fuels 1.8%
Koninklijke Vopak NV (a)	8,657	379,734
Royal Dutch Shell plc, Class A	598,231	20,026,833
Royal Dutch Shell plc, Class B	496,008	16,728,816

		37,135,383

Common Stocks (continued)

	Shares	Value

NETHERLANDS (continued)
Professional Services 0.1%
Randstad Holding NV	15,736	$965,498
Wolters Kluwer NV	40,229	2,094,875

		3,060,373

Semiconductors & Semiconductor Equipment 0.7%
ASML Holding NV	51,502	8,934,982
NXP Semiconductors NV*	46,106	5,398,552

		14,333,534

		91,419,013

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.	92,734	499,189

Diversified Telecommunication Services 0.1%
Spark New Zealand Ltd.	244,233	628,150

Electric Utilities 0.0%†
Mercury NZ Ltd.	95,982	228,751

Health Care Equipment & Supplies 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	75,676	767,406

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	52,015	390,121

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	167,614	347,008

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd. (a)	133,015	610,574

		3,471,199

NORWAY 0.7%
Banks 0.1%
DNB ASA	130,226	2,407,853

Chemicals 0.1%
Yara International ASA	22,470	1,028,493

Diversified Telecommunication Services 0.1%
Telenor ASA	100,037	2,142,860

Food Products 0.1%
Marine Harvest ASA* (a)	57,312	970,196
Orkla ASA	114,125	1,209,831

		2,180,027

Insurance 0.0%†
Gjensidige Forsikring ASA	23,603	445,144

Media 0.0%†
Schibsted ASA, Class B	13,258	351,685

Metals & Mining 0.1%
Norsk Hydro ASA	179,206	1,354,881

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA	152,348	3,259,041

		13,169,984

PORTUGAL 0.1%
Electric Utilities 0.0%†
EDP — Energias de Portugal SA	316,711	1,096,264

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	34,334	666,774

20

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

PORTUGAL (continued)
Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	67,873	$1,246,903

		3,009,941

SINGAPORE 1.3%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	218,400	531,485

Airlines 0.0%†
Singapore Airlines Ltd.	71,966	573,229

Banks 0.6%
DBS Group Holdings Ltd.	237,800	4,403,051
Oversea-Chinese Banking Corp. Ltd.	419,200	3,872,976
United Overseas Bank Ltd.	175,600	3,464,120

		11,740,147

Capital Markets 0.0%†
Singapore Exchange Ltd.	115,000	638,408

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	13,766	418,388

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,087,950	2,903,892

Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas REIT	321,727	654,111
CapitaLand Commercial Trust	300,244	433,100
CapitaLand Mall Trust	369,800	588,615
Suntec REIT	314,200	504,367

		2,180,193

Food Products 0.1%
Golden Agri-Resources Ltd.	876,212	242,231
Wilmar International Ltd.	232,494	536,012

		778,243

Hotels, Restaurants & Leisure 0.1%
Genting Singapore plc	757,596	740,305

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	199,500	1,092,658
Sembcorp Industries Ltd. (a)	135,000	305,252

		1,397,910

Media 0.0%†
Singapore Press Holdings Ltd. (a)	208,000	411,591

Real Estate Management & Development 0.1%
CapitaLand Ltd.	341,697	900,239
City Developments Ltd.	50,400	468,708
Global Logistic Properties Ltd.	347,400	874,686
UOL Group Ltd.	63,100	418,371

		2,662,004

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	306,900	453,837

Transportation Infrastructure 0.0%†
SATS Ltd.	76,600	297,301

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	81,475	173,604

		25,900,537

Common Stocks (continued)

	Shares	Value

SOUTH AFRICA 0.1%
Capital Markets 0.0%†
Investec plc	82,973	$597,083

Health Care Providers & Services 0.0%†
Mediclinic International plc (a)	50,181	438,114

Paper & Forest Products 0.1%
Mondi plc	49,784	1,297,939

		2,333,136

SPAIN 3.1%
Banks 1.3%
Banco Bilbao Vizcaya Argentaria SA	876,948	7,464,947
Banco de Sabadell SA	710,954	1,407,063
Banco Santander SA	2,137,671	14,017,476
Bankia SA	126,383	603,234
Bankinter SA	91,826	869,157
CaixaBank SA	478,229	2,224,391

		26,586,268

Biotechnology 0.1%
Grifols SA	39,748	1,162,266

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	32,103	1,256,063
Ferrovial SA	67,322	1,525,859

		2,781,922

Diversified Telecommunication Services 0.3%
Telefonica SA	604,175	5,882,631

Electric Utilities 0.4%
Endesa SA	42,325	905,432
Iberdrola SA	751,446	5,815,179
Red Electrica Corp. SA	58,371	1,308,862

		8,029,473

Electrical Equipment 0.0%†
Siemens Gamesa Renewable Energy SA (a)	27,704	379,361

Gas Utilities 0.1%
Gas Natural SDG SA	46,671	1,076,853

Insurance 0.0%†
Mapfre SA	133,453	427,849

IT Services 0.2%
Amadeus IT Group SA	58,475	4,208,839

Oil, Gas & Consumable Fuels 0.2%
Enagas SA	28,047	802,306
Repsol SA	164,213	2,902,241

		3,704,547

Specialty Retail 0.2%
Industria de Diseno Textil SA	145,357	5,055,746

Transportation Infrastructure 0.2%
Abertis Infraestructuras SA	92,380	2,055,527
Aena SME SA Reg. S (d)	8,963	1,814,496

		3,870,023

		63,165,778

21

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN 2.6%
Banks 0.7%
Nordea Bank AB	404,753	$4,898,540
Skandinaviska Enskilda Banken AB, Class A	202,414	2,371,256
Svenska Handelsbanken AB, Class A	203,497	2,777,840
Swedbank AB, Class A	120,675	2,905,203

		12,952,839

Building Products 0.1%
Assa Abloy AB, Class B	133,560	2,771,425

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,039	749,882

Communications Equipment 0.1%
Telefonaktiebolaget LM Ericsson, Class B	405,243	2,656,477

Construction & Engineering 0.1%
Skanska AB, Class B	44,983	930,430

Diversified Financial Services 0.2%
Industrivarden AB, Class C	20,597	507,196
Investor AB, Class B	60,695	2,760,274
Kinnevik AB, Class B	32,400	1,092,704
L E Lundbergforetagen AB, Class B	4,606	343,939

		4,704,113

Diversified Telecommunication Services 0.1%
Telia Co. AB	346,200	1,540,990

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	34,449	1,722,877

Food & Staples Retailing 0.0%†
ICA Gruppen AB	10,296	373,602

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	29,096	420,401

Household Durables 0.1%
Electrolux AB Series B	31,360	1,008,594
Husqvarna AB, Class B	56,471	536,951

		1,545,545

Household Products 0.1%
Essity AB, Class B*	80,733	2,286,275

Machinery 0.7%
Alfa Laval AB	38,260	902,119
Atlas Copco AB, Class A	89,482	3,853,965
Atlas Copco AB, Class B	51,998	1,988,778
Sandvik AB	150,436	2,629,582
SKF AB, Class B	48,334	1,071,787
Volvo AB, Class B	207,141	3,854,157

		14,300,388

Metals & Mining 0.1%
Boliden AB	36,446	1,241,488

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	23,976	548,558

Specialty Retail 0.1%
Hennes & Mauritz AB, Class B (a)	126,516	2,606,933

Tobacco 0.1%
Swedish Match AB	23,833	938,086

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	44,834	550,539

		52,840,848

Common Stocks (continued)

	Shares	Value

SWITZERLAND 8.6%
Beverages 0.0%†
Coca-Cola HBC AG*	24,800	$806,673

Building Products 0.1%
Geberit AG (Registered)	4,936	2,171,901

Capital Markets 0.9%
Credit Suisse Group AG (Registered)*	323,568	5,759,608
Julius Baer Group Ltd.*	29,823	1,823,289
Partners Group Holding AG (a)	2,313	1,584,951
UBS Group AG (Registered)*	481,862	8,853,833

		18,021,681

Chemicals 0.3%
Clariant AG (Registered)*	30,817	860,513
EMS-Chemie Holding AG (Registered)	1,049	700,085
Givaudan SA (Registered)	1,230	2,837,125
Sika AG	287	2,274,990

		6,672,713

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	60,655	3,417,418

Diversified Financial Services 0.0%†
Pargesa Holding SA	5,247	454,573

Diversified Telecommunication Services 0.1%
Swisscom AG (Registered)	3,451	1,834,394

Electrical Equipment 0.3%
ABB Ltd. (Registered)	244,422	6,536,433

Food Products 1.9%
Barry Callebaut AG (Registered)*	306	637,506
Chocoladefabriken Lindt & Spruengli AG	133	812,046
Chocoladefabriken Lindt & Spruengli AG (Registered)	13	939,986
Nestle SA (Registered)	412,442	35,442,018

		37,831,556

Health Care Equipment & Supplies 0.1%
Sonova Holding AG (Registered)	6,974	1,088,859
Straumann Holding AG (Registered)	1,369	966,289

		2,055,148

Insurance 0.6%
Baloise Holding AG (Registered)	6,631	1,032,006
Swiss Life Holding AG (Registered)*	4,330	1,532,529
Swiss Re AG	41,712	3,904,527
Zurich Insurance Group AG	20,161	6,131,528

		12,600,590

Life Sciences Tools & Services 0.1%
Lonza Group AG (Registered)*	9,923	2,680,542

Machinery 0.1%
Schindler Holding AG	5,426	1,248,712
Schindler Holding AG (Registered)	2,829	640,021

		1,888,733

Marine 0.1%
Kuehne + Nagel International AG (Registered)	7,123	1,258,803

Metals & Mining 0.4%
Glencore plc*	1,610,079	8,471,090

Pharmaceuticals 2.5%
Novartis AG (Registered)	295,293	24,964,587
Roche Holding AG	93,179	23,568,997

22

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Pharmaceuticals (continued)
Vifor Pharma AG (a)	6,212	$796,054

		49,329,638

Professional Services 0.2%
Adecco Group AG (Registered)*	21,667	1,656,001
SGS SA (Registered)	690	1,798,574

		3,454,575

Real Estate Management & Development 0.1%
Swiss Prime Site AG (Registered)*	9,851	908,996

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	84,935	1,844,544

Specialty Retail 0.0%†
Dufry AG (Registered)*	4,568	679,160

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA (Registered)	69,558	6,297,983
Swatch Group AG (The)	4,110	1,675,444
Swatch Group AG (The) (Registered)	7,758	592,973

		8,566,400

Trading Companies & Distributors 0.1%
Ferguson plc	33,724	2,413,042

		173,898,603

UNITED KINGDOM 15.4%
Aerospace & Defense 0.3%
BAE Systems plc	424,277	3,263,223
Cobham plc*	291,071	494,528
Meggitt plc	101,273	655,745
Rolls-Royce Holdings plc*	220,685	2,511,596
Rolls-Royce Holdings plc (Preference)* (e)	10,151,510	13,706

		6,938,798

Air Freight & Logistics 0.0%†
Royal Mail plc	117,816	719,936

Airlines 0.1%
easyJet plc	24,153	477,429
International Consolidated Airlines Group SA	92,379	800,939

		1,278,368

Auto Components 0.1%
GKN plc	228,852	982,666

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	142,527	2,541,345

Banks 2.4%
Barclays plc	2,269,614	6,188,356
HSBC Holdings plc	2,661,884	27,452,140
Lloyds Banking Group plc	9,562,272	8,756,134
Royal Bank of Scotland Group plc*	465,167	1,734,999
Standard Chartered plc*	438,448	4,613,954

		48,745,583

Beverages 0.7%
Coca-Cola European Partners plc	30,039	1,196,524
Diageo plc	335,459	12,277,236

		13,473,760

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Capital Markets 0.3%
3i Group plc	129,632	$1,597,893
Hargreaves Lansdown plc	34,528	839,903
London Stock Exchange Group plc	40,752	2,086,568
Schroders plc	15,883	751,293
St James’s Place plc	67,611	1,117,585

		6,393,242

Chemicals 0.1%
Croda International plc	17,158	1,024,548
Johnson Matthey plc	25,789	1,066,272

		2,090,820

Commercial Services & Supplies 0.1%
Babcock International Group plc (a)	30,042	284,757
G4S plc	201,057	722,775

		1,007,532

Diversified Financial Services 0.1%
Standard Life Aberdeen plc	357,298	2,104,952

Diversified Telecommunication Services 0.2%
BT Group plc	1,128,189	4,130,791

Electric Utilities 0.1%
SSE plc	134,698	2,399,603

Energy Equipment & Services 0.0%†
John Wood Group plc	89,855	785,371

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	130,365	1,216,291
Hammerson plc	101,665	750,414
Land Securities Group plc	98,785	1,339,736
Segro plc	129,966	1,029,372

		4,335,813

Food & Staples Retailing 0.2%
J Sainsbury plc	218,835	712,427
Tesco plc	1,091,043	3,081,022
Wm Morrison Supermarkets plc (a)	274,575	814,893

		4,608,342

Food Products 0.1%
Associated British Foods plc	47,472	1,804,716

Health Care Equipment & Supplies 0.1%
ConvaTec Group plc Reg. S (d)	170,033	469,908
Smith & Nephew plc	116,593	2,017,453

		2,487,361

Hotels, Restaurants & Leisure 0.4%
Compass Group plc	210,719	4,556,365
InterContinental Hotels Group plc	23,368	1,486,353
Merlin Entertainments plc	97,722	477,705
Whitbread plc	23,494	1,268,812

		7,789,235

Household Durables 0.2%
Barratt Developments plc	134,185	1,172,648
Berkeley Group Holdings plc	17,284	978,725
Persimmon plc	41,058	1,516,216
Taylor Wimpey plc	435,998	1,214,555

		4,882,144

Household Products 0.4%
Reckitt Benckiser Group plc	88,986	8,312,096

23

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Industrial Conglomerates 0.1%
DCC plc	11,869	$1,195,944
Smiths Group plc	52,698	1,054,231

		2,250,175

Insurance 1.0%
Admiral Group plc	28,315	763,570
Aviva plc	527,050	3,601,875
Direct Line Insurance Group plc	187,809	967,865
Legal & General Group plc	793,572	2,921,139
Old Mutual plc	656,937	2,054,515
Prudential plc	340,654	8,758,267
RSA Insurance Group plc	131,013	1,116,392

		20,183,623

Internet Software & Services 0.0%†
Auto Trader Group plc Reg. S (d)	133,462	633,536

IT Services 0.1%
Worldpay Group plc Reg. S (d)	257,091	1,473,423

Machinery 0.2%
CNH Industrial NV	136,217	1,821,075
IMI plc	38,491	689,016
Weir Group plc (The)	27,233	777,696

		3,287,787

Media 0.4%
ITV plc	482,760	1,074,814
Pearson plc	109,613	1,086,507
Sky plc*	137,439	1,874,122
WPP plc	169,907	3,079,154

		7,114,597

Metals & Mining 0.8%
Anglo American plc	177,810	3,716,249
Rio Tinto Ltd.	56,525	3,335,883
Rio Tinto plc	164,443	8,678,827

		15,730,959

Multiline Retail 0.1%
Marks & Spencer Group plc (a)	206,156	874,325
Next plc	19,835	1,214,470

		2,088,795

Multi-Utilities 0.3%
Centrica plc	731,939	1,355,227
National Grid plc	449,485	5,280,096

		6,635,323

Oil, Gas & Consumable Fuels 0.9%
BP plc	2,622,370	18,494,279

Personal Products 1.1%
Unilever NV, CVA	215,366	12,100,201
Unilever plc	167,475	9,278,038

		21,378,239

Pharmaceuticals 1.1%
AstraZeneca plc	167,185	11,472,730
GlaxoSmithKline plc	655,322	11,591,228

		23,063,958

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Professional Services 0.5%
Capita plc	88,919	$480,736
Experian plc	125,470	2,757,481
Intertek Group plc	21,506	1,506,466
RELX NV	128,719	2,959,104
RELX plc	142,775	3,344,892

		11,048,679

Software 0.2%
Micro Focus International plc	58,471	1,984,387
Sage Group plc (The)	143,774	1,544,976

		3,529,363

Specialty Retail 0.1%
Kingfisher plc	293,926	1,339,931

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	58,398	1,411,825

Tobacco 1.3%
British American Tobacco plc	304,182	20,529,374
Imperial Brands plc	127,752	5,459,479

		25,988,853

Trading Companies & Distributors 0.2%
Ashtead Group plc	66,524	1,775,385
Bunzl plc	44,120	1,233,678
Travis Perkins plc	34,006	719,024

		3,728,087

Water Utilities 0.1%
Severn Trent plc	31,449	917,606
United Utilities Group plc	90,864	1,016,983

		1,934,589

Wireless Telecommunication Services 0.6%
Vodafone Group plc	3,547,734	11,207,540

		310,336,035

UNITED STATES 0.4%
Biotechnology 0.3%
Shire plc	120,960	6,273,993

Hotels, Restaurants & Leisure 0.1%
Carnival plc	24,440	1,606,949

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	28,595	892,911

		8,773,853

Total Common Stocks (cost $1,535,788,425)		1,992,543,978

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $0.39 on 1/5/2018*	164,213	74,675

Total Rights (cost $74,295)		74,675

24

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

Repurchase Agreements 1.3%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $10,402,187, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $10,608,556. (f)(g)	$10,400,545	$10,400,545
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $10,001,556, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $10,200,002. (f)(g)	10,000,000	10,000,000
RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $5,001,313, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $5,100,058. (f)(g)	5,000,000	5,000,000

Total Repurchase Agreements (cost $25,400,545)		25,400,545

Total Investments (cost $1,561,263,265) — 100.0%		2,018,019,198

Liabilities in excess of other assets — 0.0%		(529,899)

NET ASSETS — 100.0%		$2,017,489,299

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $29,117,757, which was collateralized by cash used to purchase repurchase agreements with a total value of $25,400,545 and by $5,250,548 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% — 5.00%, and maturity dates ranging from 1/31/2018 — 5/15/2047, a total value of $30,651,093.

(b)	Illiquid security (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $13,483,965 which represents 0.67% of net assets.

(e)	Fair valued security.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $25,400,545.

(g)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	244	3/2018	EUR	$10,226,225	(221,725)
FTSE 100 Index	69	3/2018	GBP	7,115,587	205,228
SGX Nikkei 225 Index	68	3/2018	JPY	6,866,386	51,462
SPI 200 Index	29	3/2018	AUD	3,405,401	15,698

					50,663

25

Statement of Investments (Continued)

December 31, 2017

NVIT International Index Fund (Continued)

At December 31, 2017, the Fund had $1,475,952 segregated in foreign currency as collateral with the broker for open futures contracts.

Currency:

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities

December 31, 2017

NVIT International Index Fund
Assets:
Investment securities, at value* (cost $1,535,862,720)	$1,992,618,653
Repurchase agreements, at value (cost $25,400,545)	25,400,545
Deposits with broker for futures contracts	1,475,952
Foreign currencies, at value (cost $24,580,695)	24,771,420
Interest and dividends receivable	1,990,902
Security lending income receivable	41,037
Receivable for investments sold	1,627,056
Receivable for capital shares issued	298,820
Reclaims receivable	2,015,820
Prepaid expenses	3,145

Total Assets	2,050,243,350

Liabilities:
Payable for investments purchased	1,627,924
Payable for capital shares redeemed	4,404,899
Payable for variation margin on futures contracts	17,741
Cash overdraft (Note 2)	700,559
Payable upon return of securities loaned (Note 2)	25,400,545
Accrued expenses and other payables:
Investment advisory fees	398,527
Fund administration fees	62,541
Distribution fees	32,584
Administrative servicing fees	34,303
Accounting and transfer agent fees	15,905
Trustee fees	301
Custodian fees	15,435
Compliance program costs (Note 3)	1,923
Professional fees	30,583
Printing fees	9,265
Other	1,016

Total Liabilities	32,754,051

Net Assets	$2,017,489,299

Represented by:
Capital	$1,638,556,472
Accumulated distributions in excess of net investment income	(24,328)
Accumulated net realized losses from investment securities, futures contracts and foreign currency transactions	(78,160,104)
Net unrealized appreciation/(depreciation) in investment securities	456,755,933
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	50,663
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	310,663

Net Assets	$2,017,489,299

27

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT International Index Fund
Net Assets:
Class I Shares	$149,692,499
Class II Shares	17,831,979
Class VIII Shares	86,101,860
Class Y Shares	1,763,862,961

Total	$2,017,489,299

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	14,415,417
Class II Shares	1,718,774
Class VIII Shares	8,336,708
Class Y Shares	169,580,595

Total	194,051,494

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.38
Class II Shares	$10.37
Class VIII Shares	$10.33
Class Y Shares	$10.40

*	Includes value of securities on loan of $29,117,757 (Note 2).

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations

For the Year Ended December 31, 2017

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$64,118,281
Income from securities lending (Note 2)	909,800
Interest income	12,803
Foreign tax withholding	(5,154,229)

Total Income	59,886,655

EXPENSES:
Investment advisory fees	4,705,098
Fund administration fees	580,655
Distribution fees Class II Shares	32,193
Distribution fees Class VIII Shares	292,813
Administrative servicing fees Class I Shares	184,232
Administrative servicing fees Class II Shares	19,126
Administrative servicing fees Class VIII Shares	109,805
Professional fees	90,025
Printing fees	10,750
Trustee fees	60,685
Custodian fees	89,040
Accounting and transfer agent fees	81,925
Compliance program costs (Note 3)	8,044
Other	154,621

Total Expenses	6,419,012

NET INVESTMENT INCOME	53,467,643

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	73,915,001
Expiration or closing of futures contracts (Note 2)	3,425,721
Foreign currency transactions (Note 2)	576,333

Net realized gains	77,917,055

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	317,109,375
Futures contracts (Note 2)	(533,810)
Translation of assets and liabilities denominated in foreign currencies	809,095

Net change in unrealized appreciation/depreciation	317,384,660

Net realized/unrealized gains	395,301,715

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$448,769,358

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets

	NVIT International Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$53,467,643	$54,152,065
Net realized gains (losses)	77,917,055	(3,250,286)
Net change in unrealized appreciation/depreciation	317,384,660	(26,092,352)

Change in net assets resulting from operations	448,769,358	24,809,427

Distributions to Shareholders From:
Net investment income:
Class I	(3,914,564)	(2,311,230)
Class II	(422,182)	(228,042)
Class VIII	(1,988,614)	(1,370,068)
Class Y	(49,291,411)	(50,019,960)

Change in net assets from shareholder distributions	(55,616,771)	(53,929,300)

Change in net assets from capital transactions	(265,356,830)	94,307,841

Change in net assets	127,795,757	65,187,968

Net Assets:
Beginning of year	1,889,693,542	1,824,505,574

End of year	$2,017,489,299	$1,889,693,542

Accumulated distributions in excess of net investment income at end of year	$(24,328)	$(1,351,403)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$63,408,433	$44,449,228
Dividends reinvested	3,914,564	2,311,230
Cost of shares redeemed	(25,777,113)	(17,617,361)

Total Class I Shares	41,545,884	29,143,097

Class II Shares
Proceeds from shares issued	7,902,109	1,258,705
Dividends reinvested	422,182	228,042
Cost of shares redeemed	(1,960,304)	(3,903,700)

Total Class II Shares	6,363,987	(2,416,953)

Class VIII Shares
Proceeds from shares issued	18,792,460	8,366,404
Dividends reinvested	1,988,614	1,370,068
Cost of shares redeemed	(6,437,560)	(5,170,835)

Total Class VIII Shares	14,343,514	4,565,637

Class Y Shares
Proceeds from shares issued	49,595,823	107,648,742
Dividends reinvested	49,291,411	50,019,960
Cost of shares redeemed	(426,497,449)	(94,652,642)

Total Class Y Shares	(327,610,215)	63,016,060

Change in net assets from capital transactions	$(265,356,830)	$94,307,841

30

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	6,624,412	5,198,713
Reinvested	381,472	267,038
Redeemed	(2,638,191)	(2,083,677)

Total Class I Shares	4,367,693	3,382,074

Class II Shares
Issued	798,113	148,318
Reinvested	41,175	26,340
Redeemed	(199,843)	(466,130)

Total Class II Shares	639,445	(291,472)

Class VIII Shares
Issued	1,949,723	992,953
Reinvested	194,873	158,977
Redeemed	(663,526)	(612,654)

Total Class VIII Shares	1,481,070	539,276

Class Y Shares
Issued	5,081,445	12,901,600
Reinvested	4,794,972	5,764,741
Redeemed	(43,425,081)	(10,807,113)

Total Class Y Shares	(33,548,664)	7,859,228

Total change in shares	(27,060,456)	11,489,106

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2017	$8.54	0.24	1.88	2.12	(0.28)	(0.28)	$10.38	24.88%	$149,692,499	0.44%	2.48%	0.44%	4.72%
Year Ended December 31, 2016	$8.70	0.24	(0.16)	0.08	(0.24)	(0.24)	$8.54	0.92%	$85,775,861	0.45%	2.76%	0.45%	4.88%
Year Ended December 31, 2015	$9.02	0.22	(0.31)	(0.09)	(0.23)	(0.23)	$8.70	(0.96%)	$57,974,996	0.45%	2.40%	0.45%	4.35%
Period Ended December 31, 2014 (f)	$10.01	0.23	(1.01)	(0.78)	(0.21)	(0.21)	$9.02	(7.83%)	$15,638,520	0.44%	2.32%	0.44%	3.98%

Class II Shares
Year Ended December 31, 2017	$8.54	0.21	1.88	2.09	(0.26)	(0.26)	$10.37	24.56%	$17,831,979	0.69%	2.18%	0.69%	4.72%
Year Ended December 31, 2016	$8.69	0.23	(0.16)	0.07	(0.22)	(0.22)	$8.54	0.75%	$9,213,339	0.70%	2.66%	0.70%	4.88%
Year Ended December 31, 2015	$9.00	0.23	(0.35)	(0.12)	(0.19)	(0.19)	$8.69	(1.26%)	$11,918,143	0.67%	2.47%	0.67%	4.35%
Year Ended December 31, 2014	$9.89	0.34	(0.94)	(0.60)	(0.29)	(0.29)	$9.00	(6.12%)	$11,995,318	0.70%	3.46%	0.70%	3.98%
Year Ended December 31, 2013	$8.37	0.21	1.57	1.78	(0.26)	(0.26)	$9.89	21.36%	$16,662,095	0.70%	2.27%	0.70%	5.67%

Class VIII Shares
Year Ended December 31, 2017	$8.50	0.20	1.87	2.07	(0.24)	(0.24)	$10.33	24.46%	$86,101,860	0.84%	2.08%	0.84%	4.72%
Year Ended December 31, 2016	$8.66	0.21	(0.16)	0.05	(0.21)	(0.21)	$8.50	0.52%	$58,248,441	0.85%	2.44%	0.85%	4.88%
Year Ended December 31, 2015	$8.97	0.21	(0.34)	(0.13)	(0.18)	(0.18)	$8.66	(1.39%)	$54,681,371	0.84%	2.24%	0.84%	4.35%
Year Ended December 31, 2014	$9.86	0.27	(0.87)	(0.60)	(0.29)	(0.29)	$8.97	(6.19%)	$43,497,497	0.85%	2.83%	0.85%	3.98%
Year Ended December 31, 2013	$8.36	0.19	1.55	1.74	(0.24)	(0.24)	$9.86	21.01%	$36,745,163	0.85%	2.09%	0.85%	5.67%

Class Y Shares
Year Ended December 31, 2017	$8.55	0.26	1.88	2.14	(0.29)	(0.29)	$10.40	25.13%	$1,763,862,961	0.29%	2.71%	0.29%	4.72%
Year Ended December 31, 2016	$8.71	0.26	(0.17)	0.09	(0.25)	(0.25)	$8.55	1.03%	$1,736,455,901	0.30%	3.00%	0.30%	4.88%
Year Ended December 31, 2015	$9.01	0.26	(0.33)	(0.07)	(0.23)	(0.23)	$8.71	(0.74%)	$1,699,931,064	0.30%	2.79%	0.30%	4.35%
Year Ended December 31, 2014	$9.91	0.34	(0.90)	(0.56)	(0.34)	(0.34)	$9.01	(5.76%)	$1,649,875,622	0.30%	3.42%	0.30%	3.98%
Year Ended December 31, 2013	$8.39	0.25	1.56	1.81	(0.29)	(0.29)	$9.91	21.72%	$1,650,757,852	0.30%	2.73%	0.30%	5.67%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from May 1, 2014 (commencement of operations) through December 31, 2014. Total return is calculated based on inception date of April 30, 2014 through December 31, 2014.

The accompanying notes are an integral part of these financial statements.

32

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT International Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class VIII, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

33

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

34

Notes to Financial Statements (Continued)

December 31, 2017

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$24,863,042	$—	$24,863,042
Air Freight & Logistics	—	8,437,202	—	8,437,202
Airlines	—	4,322,548	—	4,322,548
Auto Components	—	28,925,154	—	28,925,154
Automobiles	—	74,396,243	—	74,396,243
Banks	712,711	244,663,062	—	245,375,773
Beverages	—	46,342,987	—	46,342,987
Biotechnology	—	15,274,648	—	15,274,648
Building Products	—	15,777,072	—	15,777,072
Capital Markets	—	50,657,568	—	50,657,568
Chemicals	—	78,818,490	—	78,818,490
Commercial Services & Supplies	—	9,925,331	—	9,925,331
Communications Equipment	—	6,288,959	—	6,288,959
Construction & Engineering	—	19,220,951	—	19,220,951
Construction Materials	—	13,208,388	—	13,208,388
Consumer Finance	—	970,205	—	970,205
Containers & Packaging	—	2,181,598	—	2,181,598
Distributors	—	418,388	—	418,388
Diversified Consumer Services	—	301,971	—	301,971
Diversified Financial Services	—	16,446,231	—	16,446,231
Diversified Telecommunication Services	—	45,810,473	—	45,810,473
Electric Utilities	—	32,776,187	—	32,776,187
Electrical Equipment	—	29,629,647	—	29,629,647
Electronic Equipment, Instruments & Components	—	29,298,994	—	29,298,994
Energy Equipment & Services	—	1,748,920	—	1,748,920
Equity Real Estate Investment Trusts (REITs)	—	31,599,068	—	31,599,068
Food & Staples Retailing	—	28,994,113	—	28,994,113
Food Products	—	60,184,098	—	60,184,098
Gas Utilities	—	6,589,587	—	6,589,587

35

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$—	$25,394,340	$—	$25,394,340
Health Care Providers & Services	—	11,817,602	—	11,817,602
Health Care Technology	—	1,018,747	—	1,018,747
Hotels, Restaurants & Leisure	926,231	28,378,183	—	29,304,414
Household Durables	—	25,163,820	—	25,163,820
Household Products	—	17,392,564	—	17,392,564
Independent Power and Renewable Electricity Producers	—	1,702,482	—	1,702,482
Industrial Conglomerates	2,906,078	25,897,729	—	28,803,807
Insurance	—	108,661,622	—	108,661,622
Internet & Direct Marketing Retail	—	2,605,188	—	2,605,188
Internet Software & Services	—	3,430,526	—	3,430,526
IT Services	—	17,391,882	—	17,391,882
Leisure Products	—	3,522,675	—	3,522,675
Life Sciences Tools & Services	—	4,462,414	—	4,462,414
Machinery	—	56,708,632	—	56,708,632
Marine	—	4,635,631	—	4,635,631
Media	—	21,130,102	—	21,130,102
Metals & Mining	—	63,639,759	—	63,639,759
Multiline Retail	—	6,230,791	—	6,230,791
Multi-Utilities	—	20,278,782	—	20,278,782
Oil, Gas & Consumable Fuels	—	104,113,817	—	104,113,817
Paper & Forest Products	1,297,939	4,136,790	—	5,434,729
Personal Products	—	38,299,284	—	38,299,284
Pharmaceuticals	2,305,267	140,712,251	—	143,017,518
Professional Services	—	24,452,110	—	24,452,110
Real Estate Management & Development	2,174,064	37,353,563	—	39,527,627
Road & Rail	—	22,673,463	—	22,673,463
Semiconductors & Semiconductor Equipment	5,398,552	22,883,853	—	28,282,405
Software	1,794,077	29,867,316	—	31,661,393
Specialty Retail	—	16,138,740	—	16,138,740
Technology Hardware, Storage & Peripherals	—	11,642,914	—	11,642,914
Textiles, Apparel & Luxury Goods	—	37,602,875	—	37,602,875
Tobacco	—	31,648,650	—	31,648,650
Trading Companies & Distributors	1,005,588	27,549,850	—	28,555,438
Transportation Infrastructure	240,195	13,206,778	—	13,446,973
Water Utilities	—	1,934,589	—	1,934,589
Wireless Telecommunication Services	—	32,031,837	—	32,031,837
Total Common Stocks	$18,760,702	$1,973,783,276	$—	$1,992,543,978
Futures Contracts	272,388	—	—	272,388
Repurchase Agreements	—	25,400,545	—	25,400,545
Rights	74,675	—	—	74,675
Total Assets	$19,107,765	$1,999,183,821	$—	$2,018,291,586
Liabilities:
Futures Contracts	(221,725)	—	—	(221,725)
Total Liabilities	$(221,725)	$—	$—	$(221,725)
Total	$18,886,040	$1,999,183,821	$—	$2,018,069,861

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

36

Notes to Financial Statements (Continued)

December 31, 2017

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2017, the Fund held one common stock investment that was categorized as Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price and currency risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A

37

Notes to Financial Statements (Continued)

December 31, 2017

“purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation on futures contracts	$272,388
Total		$272,388
Liabilities:
Futures Contracts(a)
Equity risk	Unrealized depreciation on futures contracts	$(221,725)
Total		$(221,725)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$3,425,721
Total	$3,425,721

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$(533,810)
Total	$(533,810)

38

Notes to Financial Statements (Continued)

December 31, 2017

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$21,892,664

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $25,400,545, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan

39

Notes to Financial Statements (Continued)

December 31, 2017

and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

40

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$10,400,545	$—	$10,400,545	$(10,400,545)	$—
Nomura Securities International, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$25,400,545	$—	$25,400,545	$(25,400,545)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

41

Notes to Financial Statements (Continued)

December 31, 2017

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to expiration of capital loss carryforwards and investments in passive foreign investment companies (“PFICs”). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities, Futures Contracts and Foreign Currency Transactions
$(17,097,785)	$3,476,203	$13,621,582

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and

42

Notes to Financial Statements (Continued)

December 31, 2017

procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.23%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.34% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

43

Notes to Financial Statements (Continued)

December 31, 2017

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $580,655 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $8,044.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II shares, and 0.40% of Class VIII shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services.

These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class VIII shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II and Class VIII shares, respectively, for a total amount of $313,163.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of

44

Notes to Financial Statements (Continued)

December 31, 2017

(a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $92,968,205 and sales of $354,209,001 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In

45

Notes to Financial Statements (Continued)

December 31, 2017

addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$55,616,771	$—	$55,616,771	$—	$55,616,771

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$53,929,300	$—	$53,929,300	$—	$53,929,300

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

46

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$10,870,741	$—	$10,870,741	$(12,149,579)	$380,211,665	$378,932,827

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,638,168,859	$466,269,018	$(86,368,016)	$379,901,002

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$8,956,196	2018
$3,193,383	Unlimited

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized and expired of $74,043,546 and $17,097,785, respectively, and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT International Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

48

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $64,177,932 or $0.3307 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $3,234,019 or $0.0167 per outstanding share.

49

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

50

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

51

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

52

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

53

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

54

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

55

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

56

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

57

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

58

Annual Report

December 31, 2017

NVIT Mid Cap Index Fund

AR-MCX 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Mid Cap Index Fund

For the annual period ended December 31, 2017, the NVIT Mid Cap Index Fund (Class I) returned 15.78% versus 16.24% for its benchmark, the S&P MidCap 400® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 152 funds as of December 31, 2017) was 13.44% for the same time period. Performance for the Fund’s other share classes versus its benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. mid-capitalization stocks, as represented by the S&P MidCap 400 Index, increased 16.08% in 2017.

The reflation trade in the United States gained steam in the first quarter of the reporting period. Macroeconomic data highlighted continued economic growth and a strengthening labor market, which supported the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points, or 0.25%, in March, marking the second rate hike within a six-month period. The Federal Reserve’s summary of economic projections indicated that the Fed would maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of 2017, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. One of the largest single-day falls of the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (VIX) averaging a record low of 10.94 in the third quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macroeconomic picture included that nominal Q3 gross domestic product (GDP) surged 4.1% Year Over Year (YOY) and real GDP increased 2.3% YOY. This optimism was expressed throughout many soft indicators.

The strongest returns in the S&P MidCap 400 Index came from the Information Technology sector, with 25.11%. Increases were seen across most sectors, including other notable results in Industrials, which posted a return of 23.20%, and Health Care, with 22.71%. In contrast, the Telecommunication Services sector registered -41.16% and the Energy sector registered -15.84% for the reporting period.

As of December 31, 2017, the Fund held E-mini S&P MidCap 400 exchange-traded index futures. These futures did not have any meaningful impact on the Fund’s performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Mid Cap Index Fund

Asset Allocation†

Common Stocks	98.4%
Repurchase Agreements	2.9%
Futures Contracts††	0.0%
Liabilities in excess of other assets	(1.3)%
100.0%

Top Industries†††

Equity Real Estate Investment Trusts (REITs)	8.5%
Banks	8.3%
Machinery	5.0%
Electronic Equipment, Instruments & Components	5.0%
Insurance	4.3%
Software	3.5%
Capital Markets	3.5%
IT Services	3.4%
Health Care Equipment & Supplies	3.0%
Semiconductors & Semiconductor Equipment	3.0%
Other Industries*	52.5%
100.0%

Top Holdings†††

Take-Two Interactive Software, Inc.	0.7%
SVB Financial Group	0.7%
NVR, Inc.	0.7%
MSCI, Inc.	0.6%
Teleflex, Inc.	0.6%
Huntington Ingalls Industries, Inc.	0.6%
Cognex Corp.	0.6%
Broadridge Financial Solutions, Inc.	0.6%
Steel Dynamics, Inc.	0.6%
Trimble, Inc.	0.6%
Other Holdings*	93.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Mid Cap Index Fund

Average Annual Total Return1

(For years ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	15.78%	14.59%	9.51%
Class II	15.57%	14.35%	9.29%
Class Y	15.97%	14.76%	9.67%
S&P MidCap 400® Index	16.24%	15.01%	9.97%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

Expense Ratio^
Class I	0.41%
Class II	0.62%
Class Y	0.26%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Mid Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of the S&P MidCap 400® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Mid Cap Index Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,094.60	2.11	0.40
	Hypothetical	(b)(c)	1,000.00	1,023.19	2.04	0.40
Class II Shares	Actual	(b)	1,000.00	1,093.40	3.17	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60
Class Y Shares	Actual	(b)	1,000.00	1,095.10	1.32	0.25
	Hypothetical	(b)(c)	1,000.00	1,023.95	1.28	0.25

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2017

NVIT Mid Cap Index Fund

Common Stocks 98.4%

	Shares	Value

Aerospace & Defense 2.0%
Curtiss-Wright Corp.	41,429	$5,048,124
Esterline Technologies Corp.*	24,758	1,849,422
Huntington Ingalls Industries, Inc.	42,623	10,046,241
KLX, Inc.*	48,275	3,294,769
Orbital ATK, Inc.	54,316	7,142,554
Teledyne Technologies, Inc.*	33,354	6,042,077

		33,423,187

Airlines 0.4%
JetBlue Airways Corp.*	301,440	6,734,170

Auto Components 0.9%
Cooper Tire & Rubber Co. (a)	48,030	1,697,860
Dana, Inc.	135,854	4,348,687
Delphi Technologies plc*	83,272	4,369,282
Gentex Corp.	266,444	5,582,002

		15,997,831

Automobiles 0.4%
Thor Industries, Inc.	46,119	6,951,056

Banks 8.4%
Associated Banc-Corp.	142,149	3,610,585
BancorpSouth Bank	80,170	2,521,346
Bank of Hawaii Corp. (a)	39,967	3,425,172
Bank of the Ozarks, Inc.	113,942	5,520,490
Cathay General Bancorp	71,203	3,002,630
Chemical Financial Corp. (a)	66,760	3,569,657
Commerce Bancshares, Inc. (a)	88,081	4,918,463
Cullen/Frost Bankers, Inc. (a)	54,215	5,131,450
East West Bancorp, Inc.	135,543	8,245,081
First Horizon National Corp.	304,219	6,081,338
FNB Corp.	303,940	4,200,451
Fulton Financial Corp.	164,249	2,940,057
Hancock Holding Co.	80,210	3,970,395
Home BancShares, Inc. (a)	148,302	3,448,021
International Bancshares Corp.	50,777	2,015,847
MB Financial, Inc.	78,666	3,502,210
PacWest Bancorp	121,627	6,130,001
Pinnacle Financial Partners, Inc.	69,169	4,585,905
Prosperity Bancshares, Inc.	65,253	4,572,278
Signature Bank*	50,525	6,935,061
Sterling Bancorp	210,553	5,179,604
SVB Financial Group*	49,589	11,592,421
Synovus Financial Corp.	113,176	5,425,657
TCF Financial Corp.	161,226	3,305,133
Texas Capital Bancshares, Inc.*	46,518	4,135,450
Trustmark Corp. (a)	63,521	2,023,779
UMB Financial Corp.	41,283	2,969,073
Umpqua Holdings Corp.	206,944	4,304,435
United Bankshares, Inc. (a)	98,589	3,425,968
Valley National Bancorp (a)	248,632	2,789,651
Webster Financial Corp.	86,427	4,853,740
Wintrust Financial Corp.	52,294	4,307,457

		142,638,806

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A* (a)	8,175	1,562,242

Common Stocks (continued)

	Shares	Value

Biotechnology 0.7%
Bioverativ, Inc.*	101,534	$5,474,713
United Therapeutics Corp.* (a)	40,538	5,997,597

		11,472,310

Building Products 0.4%
Lennox International, Inc.	35,393	7,370,946

Capital Markets 3.6%
Eaton Vance Corp.	111,459	6,285,173
FactSet Research Systems, Inc. (a)	36,867	7,106,483
Federated Investors, Inc., Class B (a)	84,053	3,032,632
Interactive Brokers Group, Inc., Class A	67,047	3,969,853
Janus Henderson Group plc	169,472	6,483,999
Legg Mason, Inc.	81,225	3,409,825
MarketAxess Holdings, Inc.	35,297	7,121,170
MSCI, Inc.	84,593	10,704,398
SEI Investments Co.	123,450	8,871,117
Stifel Financial Corp.	64,289	3,829,053

		60,813,703

Chemicals 2.9%
Ashland Global Holdings, Inc. (a)	58,604	4,172,605
Cabot Corp.	58,445	3,599,627
Chemours Co. (The)	174,129	8,716,898
Minerals Technologies, Inc.	32,930	2,267,230
NewMarket Corp.	8,681	3,449,743
Olin Corp.	156,065	5,552,793
PolyOne Corp.	76,038	3,307,653
RPM International, Inc.	125,389	6,572,891
Scotts Miracle-Gro Co. (The)	38,370	4,105,206
Sensient Technologies Corp.	41,152	3,010,269
Valvoline, Inc.	190,181	4,765,936

		49,520,851

Commercial Services & Supplies 1.8%
Brink’s Co. (The)	47,371	3,728,098
Clean Harbors, Inc.*	48,827	2,646,423
Copart, Inc.*	189,012	8,163,428
Deluxe Corp.	45,410	3,489,304
Herman Miller, Inc.	56,139	2,248,367
HNI Corp.	41,406	1,597,030
MSA Safety, Inc.	31,900	2,472,888
Pitney Bowes, Inc.	175,345	1,960,357
Rollins, Inc.	90,015	4,188,398

		30,494,293

Communications Equipment 1.0%
ARRIS International plc*	165,750	4,258,117
Ciena Corp.* (a)	134,643	2,818,078
InterDigital, Inc.	32,579	2,480,891
NetScout Systems, Inc.*	82,597	2,515,079
Plantronics, Inc.	30,889	1,556,188
ViaSat, Inc.* (a)	50,633	3,789,880

		17,418,233

Construction & Engineering 1.3%
AECOM*	148,281	5,508,639
Dycom Industries, Inc.* (a)	29,167	3,250,079
EMCOR Group, Inc.	55,139	4,507,613

9

Statement of Investments (Continued)

December 31, 2017

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction & Engineering (continued)
Granite Construction, Inc.	37,393	$2,371,838
KBR, Inc.	131,336	2,604,393
Valmont Industries, Inc.	21,198	3,515,688

		21,758,250

Construction Materials 0.3%
Eagle Materials, Inc.	45,800	5,189,140

Consumer Finance 0.3%
SLM Corp.*	405,559	4,582,817

Containers & Packaging 1.2%
AptarGroup, Inc.	58,841	5,076,801
Bemis Co., Inc.	85,259	4,074,528
Greif, Inc., Class A	24,198	1,465,915
Owens-Illinois, Inc.*	152,971	3,391,367
Silgan Holdings, Inc.	69,418	2,040,195
Sonoco Products Co.	93,418	4,964,232

		21,013,038

Distributors 0.3%
Pool Corp.	37,776	4,897,658

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	57,293	2,409,170
Graham Holdings Co., Class B	4,345	2,426,031
Service Corp. International	175,753	6,559,102
Sotheby’s*	35,093	1,810,799

		13,205,102

Electric Utilities 1.8%
Great Plains Energy, Inc.	202,522	6,529,309
Hawaiian Electric Industries, Inc. (a)	102,243	3,696,084
IDACORP, Inc.	47,232	4,315,116
OGE Energy Corp.	187,535	6,171,777
PNM Resources, Inc.	74,740	3,023,233
Westar Energy, Inc.	133,350	7,040,880

		30,776,399

Electrical Equipment 0.8%
EnerSys	39,757	2,768,280
Hubbell, Inc.	51,346	6,949,168
Regal Beloit Corp.	41,884	3,208,314

		12,925,762

Electronic Equipment, Instruments & Components 5.0%
Arrow Electronics, Inc.*	82,884	6,664,703
Avnet, Inc.	114,129	4,521,791
Belden, Inc. (a)	39,712	3,064,575
Cognex Corp.	162,474	9,936,910
Coherent, Inc.*	23,115	6,523,515
IPG Photonics Corp.*	35,189	7,535,021
Jabil, Inc.	166,512	4,370,940
Keysight Technologies, Inc.*	173,951	7,236,362
Knowles Corp.* (a)	83,999	1,231,425
Littelfuse, Inc.	21,310	4,215,544
National Instruments Corp.	100,397	4,179,527
SYNNEX Corp.	27,375	3,721,631
Tech Data Corp.*	32,570	3,190,883

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Trimble, Inc.*	236,744	$9,621,276
VeriFone Systems, Inc.*	104,971	1,859,036
Vishay Intertechnology, Inc.	124,362	2,580,512
Zebra Technologies Corp., Class A*	49,843	5,173,703

		85,627,354

Energy Equipment & Services 1.5%
Core Laboratories NV	41,414	4,536,904
Diamond Offshore Drilling, Inc.* (a)	59,917	1,113,857
Dril-Quip, Inc.* (a)	35,486	1,692,682
Ensco plc, Class A (a)	412,300	2,436,693
Nabors Industries Ltd. (a)	298,041	2,035,620
Oceaneering International, Inc. (a)	92,269	1,950,567
Patterson-UTI Energy, Inc.	210,287	4,838,704
Rowan Cos. plc, Class A* (a)	106,680	1,670,609
Superior Energy Services, Inc.* (a)	143,164	1,378,669
Transocean Ltd.* (a)	367,375	3,923,565

		25,577,870

Equity Real Estate Investment Trusts (REITs) 8.6%
Alexander & Baldwin, Inc.	43,406	1,204,082
American Campus Communities, Inc.	128,307	5,264,436
Camden Property Trust	87,533	8,058,288
CoreCivic, Inc.	110,985	2,497,163
CoreSite Realty Corp.	32,110	3,657,329
Corporate Office Properties Trust	93,628	2,733,938
Cousins Properties, Inc.	395,671	3,659,957
CyrusOne, Inc.	85,743	5,104,281
DCT Industrial Trust, Inc.	87,562	5,146,894
Douglas Emmett, Inc.	150,830	6,193,080
Education Realty Trust, Inc.	71,921	2,511,481
EPR Properties	60,460	3,957,712
First Industrial Realty Trust, Inc.	112,903	3,553,057
GEO Group, Inc. (The)	116,530	2,750,108
Healthcare Realty Trust, Inc.	118,401	3,803,040
Highwoods Properties, Inc.	97,384	4,957,819
Hospitality Properties Trust	148,395	4,429,591
JBG SMITH Properties	87,871	3,051,760
Kilroy Realty Corp.	92,422	6,899,302
Lamar Advertising Co., Class A	79,109	5,873,052
LaSalle Hotel Properties	106,601	2,992,290
Liberty Property Trust	138,655	5,963,552
Life Storage, Inc.	43,757	3,897,436
Mack-Cali Realty Corp.	84,915	1,830,767
Medical Properties Trust, Inc.	342,680	4,722,130
National Retail Properties, Inc.	143,427	6,186,007
Omega Healthcare Investors, Inc.	186,776	5,143,811
Potlatch Corp.	38,198	1,906,080
Quality Care Properties, Inc.*	88,177	1,217,724
Rayonier, Inc.	121,580	3,845,575
Sabra Health Care REIT, Inc.	168,492	3,162,595
Senior Housing Properties Trust	214,136	4,100,704
Tanger Factory Outlet Centers, Inc.	89,384	2,369,570
Taubman Centers, Inc.	57,055	3,733,109
Uniti Group, Inc.	154,926	2,756,134
Urban Edge Properties	99,801	2,543,928
Washington Prime Group, Inc.	173,922	1,238,325
Weingarten Realty Investors	112,469	3,696,856

		146,612,963

10

Statement of Investments (Continued)

December 31, 2017

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing 0.5%
Casey’s General Stores, Inc. (a)	35,862	$4,014,393
Sprouts Farmers Market, Inc.*	116,489	2,836,507
United Natural Foods, Inc.* (a)	47,493	2,339,980

		9,190,880

Food Products 2.5%
Dean Foods Co.	84,109	972,300
Flowers Foods, Inc.	173,027	3,341,151
Hain Celestial Group, Inc. (The)*	97,323	4,125,522
Ingredion, Inc.	67,563	9,445,308
Lamb Weston Holdings, Inc.	137,149	7,742,061
Lancaster Colony Corp.	18,301	2,364,672
Post Holdings, Inc.* (a)	62,087	4,919,153
Sanderson Farms, Inc.	18,782	2,606,566
Snyder’s-Lance, Inc.	80,684	4,040,655
Tootsie Roll Industries, Inc. (a)	18,403	669,869
TreeHouse Foods, Inc.*	53,676	2,654,815

		42,882,072

Gas Utilities 2.1%
Atmos Energy Corp.	104,937	9,013,039
National Fuel Gas Co.	80,311	4,409,877
New Jersey Resources Corp.	81,203	3,264,361
ONE Gas, Inc.	48,989	3,588,934
Southwest Gas Holdings, Inc.	44,660	3,594,237
UGI Corp.	162,820	7,644,399
WGL Holdings, Inc.	48,478	4,161,351

		35,676,198

Health Care Equipment & Supplies 3.0%
ABIOMED, Inc.*	39,598	7,421,061
Globus Medical, Inc., Class A* (a)	67,777	2,785,635
Halyard Health, Inc.*	43,938	2,029,057
Hill-Rom Holdings, Inc.	61,847	5,213,083
LivaNova plc*	40,691	3,252,025
Masimo Corp.*	44,850	3,803,280
NuVasive, Inc.*	47,690	2,789,388
STERIS plc	79,730	6,973,983
Teleflex, Inc.	42,268	10,517,124
West Pharmaceutical Services, Inc.	69,869	6,893,974

		51,678,610

Health Care Providers & Services 1.6%
Acadia Healthcare Co., Inc.* (a)	76,682	2,502,134
HealthSouth Corp.	92,746	4,582,580
LifePoint Health, Inc.*	37,011	1,843,148
MEDNAX, Inc.*	87,845	4,694,437
Molina Healthcare, Inc.* (a)	41,277	3,165,120
Owens & Minor, Inc.	57,312	1,082,050
Tenet Healthcare Corp.* (a)	74,812	1,134,150
WellCare Health Plans, Inc.*	41,770	8,400,365

		27,403,984

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	169,586	2,467,476
Medidata Solutions, Inc.* (a)	54,907	3,479,457

		5,946,933

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 2.6%
Brinker International, Inc. (a)	43,536	$1,690,938
Buffalo Wild Wings, Inc.*	14,547	2,274,424
Cheesecake Factory, Inc. (The) (a)	40,174	1,935,583
Churchill Downs, Inc.	12,143	2,825,676
Cracker Barrel Old Country Store, Inc. (a)	22,573	3,586,624
Domino’s Pizza, Inc.	41,042	7,755,296
Dunkin’ Brands Group, Inc.	84,672	5,458,804
ILG, Inc.	99,699	2,839,428
International Speedway Corp., Class A	23,159	922,886
Jack in the Box, Inc.	27,607	2,708,523
Papa John’s International, Inc. (a)	24,197	1,357,694
Six Flags Entertainment Corp. (a)	73,353	4,883,109
Texas Roadhouse, Inc.	61,322	3,230,443
Wendy’s Co. (The)	171,389	2,814,207

		44,283,635

Household Durables 2.1%
CalAtlantic Group, Inc.	71,374	4,024,780
Helen of Troy Ltd.*	25,540	2,460,779
KB Home	79,303	2,533,731
NVR, Inc.*	3,267	11,461,355
Tempur Sealy International, Inc.* (a)	43,057	2,699,243
Toll Brothers, Inc.	138,624	6,656,724
TRI Pointe Group, Inc.*	142,075	2,545,984
Tupperware Brands Corp.	47,797	2,996,872

		35,379,468

Household Products 0.2%
Energizer Holdings, Inc. (a)	57,373	2,752,757

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	58,310	6,626,931

Insurance 4.3%
Alleghany Corp.*	14,311	8,530,644
American Financial Group, Inc.	64,667	7,018,956
Aspen Insurance Holdings Ltd.	56,373	2,288,744
Brown & Brown, Inc.	109,067	5,612,588
CNO Financial Group, Inc.	155,700	3,844,233
First American Financial Corp.	104,072	5,832,195
Genworth Financial, Inc., Class A*	469,270	1,459,430
Hanover Insurance Group, Inc. (The)	39,876	4,309,798
Kemper Corp.	45,789	3,154,862
Mercury General Corp.	34,431	1,839,993
Old Republic International Corp.	230,981	4,938,374
Primerica, Inc.	41,693	4,233,924
Reinsurance Group of America, Inc.	60,742	9,471,500
RenaissanceRe Holdings Ltd.	37,901	4,759,986
WR Berkley Corp.	90,364	6,474,580

		73,769,807

Internet & Direct Marketing Retail 0.0%†
HSN, Inc.	1,762	71,097

Internet Software & Services 0.6%
Cars.com, Inc.* (a)	67,156	1,936,779
j2 Global, Inc. (a)	45,373	3,404,336
LogMeIn, Inc.	49,428	5,659,506

		11,000,621

11

Statement of Investments (Continued)

December 31, 2017

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services 3.5%
Acxiom Corp.*	74,745	$2,059,972
Broadridge Financial Solutions, Inc.	109,316	9,901,843
Convergys Corp. (a)	87,584	2,058,224
CoreLogic, Inc.*	77,725	3,591,672
DST Systems, Inc.	56,808	3,526,073
Jack Henry & Associates, Inc.	72,681	8,500,770
Leidos Holdings, Inc.	133,450	8,616,867
MAXIMUS, Inc.	61,369	4,392,793
Sabre Corp. (a)	195,918	4,016,319
Science Applications International Corp.	40,609	3,109,431
Teradata Corp.* (a)	114,035	4,385,786
WEX, Inc.*	37,443	5,288,075

		59,447,825

Leisure Products 0.7%
Brunswick Corp.	82,547	4,558,245
Polaris Industries, Inc. (a)	54,610	6,771,094

		11,329,339

Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc., Class A*	19,021	4,539,742
Bio-Techne Corp.	35,022	4,537,100
Charles River Laboratories International, Inc.*	44,655	4,887,490
INC Research Holdings, Inc., Class A*	52,753	2,300,031

		16,264,363

Machinery 5.1%
AGCO Corp.	61,900	4,421,517
Crane Co.	47,540	4,241,519
Donaldson Co., Inc.	122,313	5,987,221
Graco, Inc.	158,373	7,161,627
IDEX Corp.	71,700	9,462,249
ITT, Inc.	82,600	4,408,362
Kennametal, Inc.	76,441	3,700,509
Lincoln Electric Holdings, Inc.	58,139	5,324,370
Nordson Corp.	47,644	6,975,082
Oshkosh Corp.	70,668	6,423,014
Terex Corp. (a)	75,003	3,616,645
Timken Co. (The)	64,314	3,161,033
Toro Co. (The)	101,274	6,606,103
Trinity Industries, Inc. (a)	142,986	5,356,256
Wabtec Corp. (a)	80,171	6,528,324
Woodward, Inc.	51,756	3,961,404

		87,335,235

Marine 0.2%
Kirby Corp.*	50,442	3,369,526

Media 1.5%
AMC Networks, Inc., Class A* (a)	47,679	2,578,480
Cable One, Inc.	4,399	3,094,037
Cinemark Holdings, Inc. (a)	99,550	3,466,331
John Wiley & Sons, Inc., Class A	41,853	2,751,835
Live Nation Entertainment, Inc.*	125,749	5,353,135
Meredith Corp.	37,093	2,449,993
New York Times Co. (The), Class A (a)	117,973	2,182,500
TEGNA, Inc.	202,038	2,844,695

		24,721,006

Common Stocks (continued)

	Shares	Value

Metals & Mining 2.2%
Allegheny Technologies, Inc.* (a)	118,136	$2,851,803
Carpenter Technology Corp. (a)	43,872	2,237,033
Commercial Metals Co.	108,710	2,317,697
Compass Minerals International, Inc. (a)	31,759	2,294,588
Reliance Steel & Aluminum Co.	68,448	5,872,154
Royal Gold, Inc. (a)	61,321	5,035,681
Steel Dynamics, Inc.	223,279	9,630,023
United States Steel Corp. (a)	163,942	5,769,119
Worthington Industries, Inc.	41,997	1,850,388

		37,858,486

Multiline Retail 0.2%
Big Lots, Inc. (a)	39,950	2,243,193
Dillard’s, Inc., Class A (a)	19,645	1,179,682

		3,422,875

Multi-Utilities 0.9%
Black Hills Corp. (a)	50,193	3,017,101
MDU Resources Group, Inc.	183,453	4,931,217
NorthWestern Corp.	45,507	2,716,768
Vectren Corp.	77,851	5,061,872

		15,726,958

Oil, Gas & Consumable Fuels 2.7%
Callon Petroleum Co.* (a)	188,616	2,291,684
CNX Resources Corp.*	194,371	2,843,648
Energen Corp.*	91,203	5,250,557
Gulfport Energy Corp.*	154,458	1,970,884
HollyFrontier Corp.	166,406	8,523,315
Matador Resources Co.*	90,283	2,810,510
Murphy Oil Corp. (a)	152,438	4,733,200
PBF Energy, Inc., Class A	102,979	3,650,606
QEP Resources, Inc.*	225,823	2,161,126
SM Energy Co.	96,090	2,121,667
Southwestern Energy Co.*	484,832	2,705,363
World Fuel Services Corp.	64,277	1,808,755
WPX Energy, Inc.*	373,464	5,254,638

		46,125,953

Paper & Forest Products 0.4%
Domtar Corp.	58,816	2,912,568
Louisiana-Pacific Corp.*	135,913	3,569,076

		6,481,644

Personal Products 0.4%
Avon Products, Inc.*	408,693	878,690
Edgewell Personal Care Co.*	52,832	3,137,692
Nu Skin Enterprises, Inc., Class A	46,717	3,187,501

		7,203,883

Pharmaceuticals 0.8%
Akorn, Inc.*	87,923	2,833,759
Catalent, Inc.*	125,153	5,141,285
Endo International plc* (a)	188,667	1,462,169
Mallinckrodt plc* (a)	89,613	2,021,669
Prestige Brands Holdings, Inc.*	49,725	2,208,287

		13,667,169

12

Statement of Investments (Continued)

December 31, 2017

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services 0.7%
Dun & Bradstreet Corp. (The)	34,690	$4,107,643
ManpowerGroup, Inc.	62,380	7,866,742

		11,974,385

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	42,568	6,339,652

Road & Rail 1.8%
Avis Budget Group, Inc.* (a)	67,479	2,960,979
Genesee & Wyoming, Inc., Class A*	57,760	4,547,445
Knight-Swift Transportation Holdings, Inc.	120,659	5,275,211
Landstar System, Inc.	39,338	4,095,086
Old Dominion Freight Line, Inc.	64,168	8,441,300
Ryder System, Inc.	49,795	4,191,245
Werner Enterprises, Inc.	42,006	1,623,532

		31,134,798

Semiconductors & Semiconductor Equipment 3.0%
Cirrus Logic, Inc.*	59,891	3,105,947
Cree, Inc.* (a)	92,608	3,439,461
Cypress Semiconductor Corp.	315,048	4,801,332
First Solar, Inc.*	76,445	5,161,566
Integrated Device Technology, Inc.*	125,235	3,723,237
Microsemi Corp.*	110,621	5,713,575
MKS Instruments, Inc.	50,929	4,812,790
Monolithic Power Systems, Inc.	35,708	4,012,151
Silicon Laboratories, Inc.*	39,914	3,524,406
Synaptics, Inc.* (a)	31,542	1,259,787
Teradyne, Inc.	184,848	7,739,586
Versum Materials, Inc.	102,129	3,865,583

		51,159,421

Software 3.6%
ACI Worldwide, Inc.*	110,811	2,512,085
Blackbaud, Inc.	45,097	4,261,216
CDK Global, Inc.	123,634	8,812,631
CommVault Systems, Inc.*	40,448	2,123,520
Fair Isaac Corp.	28,370	4,346,284
Fortinet, Inc.*	140,962	6,158,630
Manhattan Associates, Inc.* (a)	64,714	3,205,932
PTC, Inc.*	108,481	6,592,390
Take-Two Interactive Software, Inc.*	107,026	11,749,314
Tyler Technologies, Inc.* (a)	32,913	5,827,247
Ultimate Software Group, Inc. (The)*	26,589	5,802,517

		61,391,766

Specialty Retail 1.8%
Aaron’s, Inc.	58,406	2,327,479
American Eagle Outfitters, Inc.	158,015	2,970,682
AutoNation, Inc.* (a)	55,669	2,857,490
Bed Bath & Beyond, Inc. (a)	135,354	2,976,435
Dick’s Sporting Goods, Inc.	77,885	2,238,415
GameStop Corp., Class A (a)	95,158	1,708,086
Michaels Cos., Inc. (The)*	103,648	2,507,245
Murphy USA, Inc.*	30,406	2,443,426
Office Depot, Inc.	486,785	1,723,219
Sally Beauty Holdings, Inc.*	120,936	2,268,759
Urban Outfitters, Inc.*	75,273	2,639,072
Williams-Sonoma, Inc.	73,099	3,779,218

		30,439,526

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals 0.4%
3D Systems Corp.* (a)	105,941	$915,330
Diebold Nixdorf, Inc. (a)	70,820	1,157,907
NCR Corp.*	114,084	3,877,715

		5,950,952

Textiles, Apparel & Luxury Goods 0.7%
Carter’s, Inc.	44,557	5,235,002
Deckers Outdoor Corp.*	30,028	2,409,747
Skechers U.S.A., Inc., Class A*	125,661	4,755,012

		12,399,761

Thrifts & Mortgage Finance 0.5%
New York Community Bancorp, Inc.	459,619	5,984,239
Washington Federal, Inc.	82,160	2,813,980

		8,798,219

Trading Companies & Distributors 0.7%
GATX Corp. (a)	35,798	2,225,204
MSC Industrial Direct Co., Inc., Class A	41,907	4,050,731
NOW, Inc.* (a)	101,012	1,114,162
Watsco, Inc.	28,711	4,882,018

		12,272,115

Water Utilities 0.4%
Aqua America, Inc.	166,641	6,537,326

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	86,057	2,392,385

Total Common Stocks (cost $1,172,112,876)		1,676,971,542

Repurchase Agreements 2.9%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $9,855,335, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $10,050,855. (b)(c)	$9,853,780	9,853,780
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $20,003,112, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $20,400,004. (b)(c)	20,000,000	20,000,000

13

Statement of Investments (Continued)

December 31, 2017

NVIT Mid Cap Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $20,005,250, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $20,400,233. (b)(c)	$20,000,000	$20,000,000

Total Repurchase Agreements (cost $49,853,780)		49,853,780

Total Investments (cost $1,221,966,656) — 101.3%		1,726,825,322

Liabilities in excess of other assets — (1.3)%		(22,801,264)

NET ASSETS — 100.0%		$1,704,024,058

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $131,792,386, which was collateralized by cash used to purchase repurchase agreements with a total value of $49,853,780 and $86,268,557 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from in the form of 0.00% - 8.00%, and maturity dates ranging from 1/4/2018 -11/15/2046, a total value of $136,122,337.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $49,853,780.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	141	3/2018	USD	26,823,840	132,381

					132,381

At December 31, 2017 the Fund had $938,000 segregated as collateral with the broker for open future contracts

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2017

NVIT Mid Cap Index Fund
Assets:
Investment securities, at value* (cost $1,172,112,876)	$1,676,971,542
Repurchase agreements, at value (cost $49,853,780)	49,853,780
Cash	27,530,642
Deposits with broker for futures contracts	938,000
Interest and dividends receivable	2,427,247
Security lending income receivable	61,803
Receivable for investments sold	1,140,204
Receivable for capital shares issued	466,793
Prepaid expenses	2,466

Total Assets	1,759,392,477

Liabilities:
Payable for investments purchased	3,970,136
Payable for capital shares redeemed	891,168
Payable for variation margin on futures contracts	177,250
Payable upon return of securities loaned (Note 2)	49,853,780
Accrued expenses and other payables:
Investment advisory fees	292,459
Fund administration fees	52,760
Distribution fees	5,619
Administrative servicing fees	75,588
Accounting and transfer agent fees	544
Trustee fees	273
Custodian fees	8,150
Compliance program costs (Note 3)	1,613
Professional fees	20,741
Printing fees	12,039
Other	6,299

Total Liabilities	55,368,419

Net Assets	$1,704,024,058

Represented by:
Capital	$1,086,004,333
Accumulated undistributed net investment income	1,791,319
Accumulated net realized gains from investment securities and futures contracts	111,237,359
Net unrealized appreciation/(depreciation) in investment securities	504,858,666
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	132,381

Net Assets	$1,704,024,058

15

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Mid Cap Index Fund
Net Assets:
Class I Shares	$602,298,980
Class II Shares	26,690,581
Class Y Shares	1,075,034,497

Total	$1,704,024,058

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	23,145,236
Class II Shares	1,034,334
Class Y Shares	41,277,642

Total	65,457,212

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$26.02
Class II Shares	$25.80
Class Y Shares	$26.04

*	Includes value of securities on loan of $131,792,386 (Note 2).

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2017

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$21,656,364
Income from securities lending (Note 2)	591,105
Interest income	292,484
Foreign tax withholding	(6,961)

Total Income	22,532,992

EXPENSES:
Investment advisory fees	3,255,197
Fund administration fees	471,916
Distribution fees Class II Shares	61,830
Administrative servicing fees Class I Shares	828,708
Administrative servicing fees Class II Shares	24,731
Professional fees	84,515
Printing fees	24,026
Trustee fees	48,309
Custodian fees	58,280
Accounting and transfer agent fees	3,143
Compliance program costs (Note 3)	6,611
Other	26,905

Total Expenses	4,894,171

NET INVESTMENT INCOME	17,638,821

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	123,489,019
Expiration or closing of futures contracts (Note 2)	3,510,412

Net realized gains	126,999,431

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	92,450,950
Futures contracts (Note 2)	490,377

Net change in unrealized appreciation/depreciation	92,941,327

Net realized/unrealized gains	219,940,758

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$237,579,579

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$17,638,821	$19,284,729
Net realized gains	126,999,431	101,675,490
Net change in unrealized appreciation/depreciation	92,941,327	136,201,032

Change in net assets resulting from operations	237,579,579	257,161,251

Distributions to Shareholders From:
Net investment income:
Class I	(6,133,249)	(5,710,214)
Class II	(227,937)	(232,228)
Class Y	(12,682,113)	(12,047,232)
Net realized gains:
Class I	(33,546,451)	(41,100,644)
Class II	(1,518,648)	(1,811,596)
Class Y	(64,459,724)	(82,930,791)

Change in net assets from shareholder distributions	(118,568,122)	(143,832,705)

Change in net assets from capital transactions	93,620,246	71,719,714

Change in net assets	212,631,703	185,048,260

Net Assets:
Beginning of year	1,491,392,355	1,306,344,095

End of year	$1,704,024,058	$1,491,392,355

Accumulated undistributed net investment income at end of year	$1,791,319	$3,260,529

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$90,659,717	$84,870,102
Dividends reinvested	39,679,700	46,810,858
Cost of shares redeemed	(80,853,367)	(64,141,318)

Total Class I Shares	49,486,050	67,539,642

Class II Shares
Proceeds from shares issued	4,441,257	6,664,300
Dividends reinvested	1,746,585	2,043,824
Cost of shares redeemed	(5,109,080)	(4,234,277)

Total Class II Shares	1,078,762	4,473,847

Class Y Shares
Proceeds from shares issued	104,988,006	35,504,434
Dividends reinvested	77,141,837	94,978,023
Cost of shares redeemed	(139,074,409)	(130,776,232)

Total Class Y Shares	43,055,434	(293,775)

Change in net assets from capital transactions	$93,620,246	$71,719,714

18

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	3,598,778	3,599,411
Reinvested	1,657,084	2,065,523
Redeemed	(3,196,301)	(2,811,582)

Total Class I Shares	2,059,561	2,853,352

Class II Shares
Issued	176,931	285,672
Reinvested	73,791	91,012
Redeemed	(204,629)	(181,069)

Total Class II Shares	46,093	195,615

Class Y Shares
Issued	4,124,674	1,545,038
Reinvested	3,213,889	4,183,720
Redeemed	(5,503,719)	(5,452,220)

Total Class Y Shares	1,834,844	276,538

Total change in shares	3,940,498	3,325,505

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2017	$24.24	0.26	3.38	3.64	(0.27)	(1.59)	(1.86)	$26.02	15.78%		$602,298,980	0.40%	1.01%	0.40%	20.12%
Year Ended December 31, 2016	$22.45	0.31	4.04	4.35	(0.28)	(2.28)	(2.56)	$24.24	20.29%		$511,054,118	0.40%	1.34%	0.40%	18.74%
Year Ended December 31, 2015	$25.09	0.28	(0.92)	(0.64)	(0.26)	(1.74)	(2.00)	$22.45	(2.53%	)	$409,272,000	0.40%	1.13%	0.40%	17.89%
Year Ended December 31, 2014	$24.42	0.28	1.99	2.27	(0.26)	(1.34)	(1.60)	$25.09	9.42%		$409,767,028	0.40%	1.12%	0.40%	13.42%
Year Ended December 31, 2013	$19.03	0.23	6.00	6.23	(0.25)	(0.59)	(0.84)	$24.42	33.05%		$382,128,280	0.40%	1.01%	0.40%	10.91%

Class II Shares
Year Ended December 31, 2017	$24.05	0.20	3.36	3.56	(0.22)	(1.59)	(1.81)	$25.80	15.57%		$26,690,581	0.60%	0.81%	0.60%	20.12%
Year Ended December 31, 2016	$22.31	0.26	4.00	4.26	(0.24)	(2.28)	(2.52)	$24.05	20.01%		$23,771,694	0.61%	1.13%	0.61%	18.74%
Year Ended December 31, 2015	$24.95	0.23	(0.92)	(0.69)	(0.21)	(1.74)	(1.95)	$22.31	(2.77%	)	$17,683,011	0.61%	0.91%	0.61%	17.89%
Year Ended December 31, 2014	$24.30	0.23	1.97	2.20	(0.21)	(1.34)	(1.55)	$24.95	9.18%		$18,924,941	0.61%	0.91%	0.61%	13.42%
Year Ended December 31, 2013	$18.94	0.18	5.98	6.16	(0.21)	(0.59)	(0.80)	$24.30	32.81%		$17,578,154	0.61%	0.81%	0.61%	10.91%

Class Y Shares
Year Ended December 31, 2017	$24.25	0.29	3.40	3.69	(0.31)	(1.59)	(1.90)	$26.04	15.97%		$1,075,034,497	0.25%	1.16%	0.25%	20.12%
Year Ended December 31, 2016	$22.45	0.34	4.05	4.39	(0.31)	(2.28)	(2.59)	$24.25	20.47%		$956,566,543	0.25%	1.48%	0.25%	18.74%
Year Ended December 31, 2015	$25.10	0.32	(0.93)	(0.61)	(0.30)	(1.74)	(2.04)	$22.45	(2.43%	)	$879,389,084	0.25%	1.27%	0.25%	17.89%
Year Ended December 31, 2014	$24.43	0.32	1.99	2.31	(0.30)	(1.34)	(1.64)	$25.10	9.57%		$984,336,980	0.25%	1.27%	0.25%	13.42%
Year Ended December 31, 2013	$19.03	0.26	6.02	6.28	(0.29)	(0.59)	(0.88)	$24.43	33.28%		$960,748,401	0.25%	1.16%	0.25%	10.91%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

22

Notes to Financial Statements (Continued)

December 31, 2017

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,676,971,542	$—	$—	$1,676,971,542
Futures Contracts	132,381	—	—	132,381
Repurchase Agreements	—	49,853,780	—	49,853,780
Total	$1,677,103,923	$49,853,780	$—	$1,726,957,703

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

23

Notes to Financial Statements (Continued)

December 31, 2017

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation on futures contracts	$132,381
Total		$132,381
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$3,510,412
Total	$3,510,412

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$490,377
Total	$490,377

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$35,839,709

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

24

Notes to Financial Statements (Continued)

December 31, 2017

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $49,853,780, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the

25

Notes to Financial Statements (Continued)

December 31, 2017

Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$9,853,780	$—	$9,853,780	$(9,853,780)	$—
Nomura Securities International, Inc.	20,000,000	—	20,000,000	(20,000,000)	—
RBS Securities, Inc.	20,000,000	—	20,000,000	(20,000,000)	—
Total	$49,853,780	$—	$49,853,780	$(49,853,780)	$—

Amounts designated as “—” are zero or has been rounded to zero.

26

Notes to Financial Statements (Continued)

December 31, 2017

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities and Futures Contracts
$1	$(64,732)	$64,731

27

Notes to Financial Statements (Continued)

December 31, 2017

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser. Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets.

During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.20%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

28

Notes to Financial Statements (Continued)

December 31, 2017

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.30% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $471,916 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $6,611.

29

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.10% for Class I and Class II shares, respectively, for a total amount of $853,439.

Cross trades for the year ended December 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $1,691,849. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes,

30

Notes to Financial Statements (Continued)

December 31, 2017

subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $323,374,829 and sales of $315,294,566 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are

31

Notes to Financial Statements (Continued)

December 31, 2017

included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,795,406	$98,772,716	$118,568,122	$—	$118,568,122

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,989,674	$125,843,031	$143,832,705	$—	$143,832,705

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,659,065	$121,315,396	$124,974,461	$—	$493,045,264	$618,019,725

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,233,912,439	$565,102,714	$(72,057,450)	$493,045,264

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Mid Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Mid Cap Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 79.98%.

The Fund designates $98,772,716 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

35

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

36

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

40

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

41

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Annual Report

December 31, 2017

NVIT S&P 500 Index Fund

AR-SPX 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT S&P 500 Index Fund

For the annual period ended December 31, 2017, the NVIT S&P 500 Index Fund (Class IV) returned 21.53% versus 21.83% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of S&P 500 Index Funds (consisting of 37 funds as of December 31, 2017) was 21.48% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The reflation trade in the United States gained steam in the first quarter of the reporting period. Macroeconomic data highlighted continued economic growth and a strengthening labor market, which supported the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points, or 0.25%, in March, marking the second rate hike within a six-month period. The Federal Reserve’s summary of economic projections indicated that the Fed would maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of 2017, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. One of the largest single-day falls of the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index (VIX) averaging a record low of 10.94 in the third quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter.

Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macroeconomic picture included that nominal Q3 gross domestic product (GDP) surged 4.1% Year Over Year (YOY) and real GDP increased 2.3% YOY. This optimism was expressed throughout many soft indicators.

The strongest returns in the S&P 500 came from information technology, with 38.84%. Increases were seen across most sectors, with other notable results in materials, which posted a return of 23.84%, and consumer discretionary, with 22.97%. In contrast, the telecommunication services sector, which registered -1.25%, and the energy sector, with -0.99%, constituted negative returns for the reporting period.

As of December 31, 2017, the Fund held E-mini S&P 500 exchange-traded index futures. These futures did not have any meaningful impact on the Fund’s performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA;

Alan Mason; and Greg Savage, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT S&P 500 Index Fund

Asset Allocation†

Common Stocks	97.7%
Repurchase Agreements	0.3%
Futures Contracts††	0.0%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries†††

Banks	6.6%
Oil, Gas & Consumable Fuels	5.3%
Software	5.3%
Internet Software & Services	4.8%
Pharmaceuticals	4.6%
Technology Hardware, Storage & Peripherals	4.3%
IT Services	4.0%
Semiconductors & Semiconductor Equipment	3.9%
Capital Markets	3.0%
Internet & Direct Marketing Retail	2.9%
Other Industries*	55.3%
100.0%

Top Holdings†††

Apple, Inc.	3.8%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.0%
Facebook, Inc., Class A	1.8%
Berkshire Hathaway, Inc., Class B	1.7%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.6%
Exxon Mobil Corp.	1.5%
Alphabet, Inc., Class C	1.4%
Alphabet, Inc., Class A	1.4%
Other Holdings*	80.3%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT S&P 500 Index Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class I	21.53%	N/A	13.98%	[2]
Class II	21.22%	N/A	13.67%	[2]
Class IV	21.53%	15.47%	8.18%
Class Y3	21.57%	15.60%	8.30%
S&P 500® Index	21.83%	15.79%	8.50%
CPI	2.11%	1.43%	1.61%

N/A—Not	Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

[3]	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.32%	0.25%
Class II	0.57%	0.50%
Class IV	0.27%	0.27%
Class Y	0.17%	0.17%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT S&P 500 Index Fund December 31, 2017			Beginning Account Value($) 7/1/17	Ending Account Value($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,112.50	1.28	0.24
	Hypothetical	(b)(c)	1,000.00	1,024.00	1.22	0.24
Class II Shares	Actual	(b)	1,000.00	1,111.40	2.61	0.49
	Hypothetical	(b)(c)	1,000.00	1,022.74	2.50	0.49
Class IV Shares	Actual	(b)	1,000.00	1,112.70	1.38	0.26
	Hypothetical	(b)(c)	1,000.00	1,023.89	1.33	0.26
Class Y Shares	Actual	(b)	1,000.00	1,113.10	0.85	0.16
	Hypothetical	(b)(c)	1,000.00	1,024.40	0.82	0.16

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2017

NVIT S&P 500 Index Fund

Common Stocks 97.7%

	Shares	Value

Aerospace & Defense 2.5%
Arconic, Inc.	63,545	$1,731,601
Boeing Co. (The)	83,990	24,769,491
General Dynamics Corp.	41,659	8,475,524
L3 Technologies, Inc.	11,691	2,313,064
Lockheed Martin Corp.	37,425	12,015,296
Northrop Grumman Corp.	26,116	8,015,262
Raytheon Co.	43,370	8,147,055
Rockwell Collins, Inc.	24,424	3,312,383
Textron, Inc.	39,519	2,236,380
TransDigm Group, Inc.	7,218	1,982,207
United Technologies Corp.	111,418	14,213,594

		87,211,857

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc. (a)	20,914	1,863,228
Expeditors International of Washington, Inc.	26,660	1,724,636
FedEx Corp.	37,010	9,235,475
United Parcel Service, Inc., Class B	103,075	12,281,386

		25,104,725

Airlines 0.5%
Alaska Air Group, Inc. (a)	18,306	1,345,674
American Airlines Group, Inc. (a)	63,890	3,324,197
Delta Air Lines, Inc.	98,406	5,510,736
Southwest Airlines Co.	81,901	5,360,420
United Continental Holdings, Inc.*	37,778	2,546,237

		18,087,264

Auto Components 0.2%
Aptiv plc	39,882	3,383,190
BorgWarner, Inc.	29,547	1,509,556
Goodyear Tire & Rubber Co. (The)	36,955	1,194,016

		6,086,762

Automobiles 0.5%
Ford Motor Co.	585,312	7,310,547
General Motors Co.	191,786	7,861,308
Harley-Davidson, Inc. (a)	25,248	1,284,618

		16,456,473

Banks 6.4%
Bank of America Corp.	1,455,305	42,960,604
BB&T Corp.	118,357	5,884,710
Citigroup, Inc.	396,664	29,515,768
Citizens Financial Group, Inc.	73,811	3,098,586
Comerica, Inc.	26,091	2,264,960
Fifth Third Bancorp	105,854	3,211,610
Huntington Bancshares, Inc.	162,168	2,361,166
JPMorgan Chase & Co.	520,543	55,666,868
KeyCorp	161,336	3,254,147
M&T Bank Corp.	22,581	3,861,125
People’s United Financial, Inc. (a)	52,119	974,625
PNC Financial Services Group, Inc. (The)	71,382	10,299,709
Regions Financial Corp.	174,024	3,007,135
SunTrust Banks, Inc.	71,416	4,612,760
US Bancorp	236,516	12,672,527
Wells Fargo & Co.	664,882	40,338,391

Common Stocks (continued)

	Shares	Value

Banks (continued)
Zions Bancorporation	29,867	$1,518,140

		225,502,831

Beverages 2.0%
Brown-Forman Corp., Class B	29,273	2,010,177
Coca-Cola Co. (The)	575,283	26,393,984
Constellation Brands, Inc., Class A	25,845	5,907,392
Dr Pepper Snapple Group, Inc.	27,086	2,628,967
Molson Coors Brewing Co., Class B	27,675	2,271,287
Monster Beverage Corp.*	61,764	3,909,044
PepsiCo, Inc.	213,356	25,585,651

		68,706,502

Biotechnology 2.7%
AbbVie, Inc.	239,153	23,128,487
Alexion Pharmaceuticals, Inc.*	33,517	4,008,298
Amgen, Inc.	108,904	18,938,406
Biogen, Inc.*	31,720	10,105,040
Celgene Corp.*	118,117	12,326,690
Gilead Sciences, Inc.	195,972	14,039,434
Incyte Corp.* (a)	25,978	2,460,376
Regeneron Pharmaceuticals, Inc.*	11,557	4,344,970
Vertex Pharmaceuticals, Inc.*	37,942	5,685,988

		95,037,689

Building Products 0.3%
Allegion plc	14,452	1,149,801
AO Smith Corp.	21,719	1,330,940
Fortune Brands Home & Security, Inc.	23,312	1,595,473
Johnson Controls International plc	138,838	5,291,116
Masco Corp.	47,192	2,073,617

		11,440,947

Capital Markets 3.0%
Affiliated Managers Group, Inc.	8,339	1,711,580
Ameriprise Financial, Inc.	22,193	3,761,048
Bank of New York Mellon Corp. (The)	153,628	8,274,404
BlackRock, Inc.	18,522	9,514,937
Cboe Global Markets, Inc.	17,159	2,137,840
Charles Schwab Corp. (The)	178,996	9,195,024
CME Group, Inc.	51,052	7,456,145
E*TRADE Financial Corp.*	40,610	2,013,038
Franklin Resources, Inc.	49,029	2,124,427
Goldman Sachs Group, Inc. (The)	52,628	13,407,509
Intercontinental Exchange, Inc.	87,768	6,192,910
Invesco Ltd.	61,072	2,231,571
Moody’s Corp.	24,943	3,681,836
Morgan Stanley	208,846	10,958,150
Nasdaq, Inc.	17,327	1,331,233
Northern Trust Corp.	32,222	3,218,656
Raymond James Financial, Inc.	19,143	1,709,470
S&P Global, Inc.	38,256	6,480,566
State Street Corp.	55,635	5,430,532
T. Rowe Price Group, Inc. (a)	36,236	3,802,243

		104,633,119

Chemicals 2.1%
Air Products & Chemicals, Inc.	32,699	5,365,252
Albemarle Corp.	16,547	2,116,196

9

Statement of Investments (Continued)

December 31, 2017

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
CF Industries Holdings, Inc.	35,066	$1,491,708
DowDuPont, Inc.	351,055	25,002,137
Eastman Chemical Co.	21,564	1,997,689
Ecolab, Inc.	39,010	5,234,362
FMC Corp.	20,143	1,906,736
International Flavors & Fragrances, Inc.	11,791	1,799,424
LyondellBasell Industries NV, Class A	48,526	5,353,388
Monsanto Co.	65,909	7,696,853
Mosaic Co. (The)	52,950	1,358,697
PPG Industries, Inc.	38,178	4,459,954
Praxair, Inc.	42,953	6,643,970
Sherwin-Williams Co. (The)	12,346	5,062,354

		75,488,720

Commercial Services & Supplies 0.3%
Cintas Corp. (a)	12,994	2,024,855
Republic Services, Inc.	34,096	2,305,231
Stericycle, Inc.* (a)	12,648	859,937
Waste Management, Inc.	59,931	5,172,045

		10,362,068

Communications Equipment 1.0%
Cisco Systems, Inc.	741,663	28,405,693
F5 Networks, Inc.*	9,391	1,232,287
Harris Corp.	17,883	2,533,127
Juniper Networks, Inc.	56,248	1,603,068
Motorola Solutions, Inc.	24,304	2,195,623

		35,969,798

Construction & Engineering 0.1%
Fluor Corp.	20,827	1,075,715
Jacobs Engineering Group, Inc.	18,306	1,207,464
Quanta Services, Inc.*	23,003	899,647

		3,182,826

Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,396	2,076,892
Vulcan Materials Co.	19,844	2,547,374

		4,624,266

Consumer Finance 0.8%
American Express Co.	108,083	10,733,723
Capital One Financial Corp.	72,723	7,241,756
Discover Financial Services (a)	54,516	4,193,371
Navient Corp.	39,072	520,439
Synchrony Financial	110,363	4,261,115

		26,950,404

Containers & Packaging 0.4%
Avery Dennison Corp.	13,448	1,544,637
Ball Corp. (a)	52,517	1,987,769
International Paper Co.	61,944	3,589,035
Packaging Corp. of America	14,064	1,695,415
Sealed Air Corp.	27,063	1,334,206
WestRock Co.	38,113	2,409,123

		12,560,185

Common Stocks (continued)

	Shares	Value

Distributors 0.1%
Genuine Parts Co.	21,973	$2,087,655
LKQ Corp.*	46,364	1,885,624

		3,973,279

Diversified Consumer Services 0.0%†
H&R Block, Inc. (a)	31,206	818,221

Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B*	288,707	57,227,502
Leucadia National Corp.	47,790	1,265,957

		58,493,459

Diversified Telecommunication Services 2.0%
AT&T, Inc.	921,148	35,814,234
CenturyLink, Inc.	145,307	2,423,721
Verizon Communications, Inc.	612,004	32,393,372

		70,631,327

Electric Utilities 1.8%
Alliant Energy Corp. (a)	34,500	1,470,045
American Electric Power Co., Inc.	73,788	5,428,583
Duke Energy Corp.	105,000	8,831,550
Edison International	48,880	3,091,171
Entergy Corp.	27,213	2,214,866
Eversource Energy	47,541	3,003,640
Exelon Corp.	144,036	5,676,459
FirstEnergy Corp.	66,587	2,038,894
NextEra Energy, Inc.	70,571	11,022,485
PG&E Corp.	76,936	3,449,041
Pinnacle West Capital Corp.	16,601	1,414,073
PPL Corp.	102,493	3,172,158
Southern Co. (The)	150,568	7,240,815
Xcel Energy, Inc. (a)	76,177	3,664,876

		61,718,656

Electrical Equipment 0.5%
Acuity Brands, Inc.	6,405	1,127,280
AMETEK, Inc.	34,673	2,512,752
Eaton Corp. plc	66,101	5,222,640
Emerson Electric Co.	96,289	6,710,380
Rockwell Automation, Inc.	19,279	3,785,432

		19,358,484

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	45,808	4,021,943
Corning, Inc.	130,380	4,170,856
FLIR Systems, Inc.	20,565	958,740
TE Connectivity Ltd.	52,754	5,013,740

		14,165,279

Energy Equipment & Services 0.8%
Baker Hughes a GE Co.	64,023	2,025,688
Halliburton Co.	130,902	6,397,181
Helmerich & Payne, Inc. (a)	16,139	1,043,225
National Oilwell Varco, Inc. (a)	57,015	2,053,680
Schlumberger Ltd.	207,823	14,005,192
TechnipFMC plc	65,637	2,055,094

		27,580,060

10

Statement of Investments (Continued)

December 31, 2017

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) 2.8%
Alexandria Real Estate Equities, Inc.	14,292	$1,866,392
American Tower Corp.	64,339	9,179,245
Apartment Investment & Management Co., Class A	23,446	1,024,825
AvalonBay Communities, Inc.	20,716	3,695,942
Boston Properties, Inc.	23,151	3,010,325
Crown Castle International Corp.	60,950	6,766,059
Digital Realty Trust, Inc.	30,821	3,510,512
Duke Realty Corp.	54,125	1,472,741
Equinix, Inc.	11,737	5,319,443
Equity Residential	55,132	3,515,768
Essex Property Trust, Inc.	9,903	2,390,287
Extra Space Storage, Inc.	18,890	1,651,930
Federal Realty Investment Trust	10,994	1,460,113
GGP, Inc.	93,667	2,190,871
HCP, Inc.	70,096	1,828,104
Host Hotels & Resorts, Inc.	110,881	2,200,988
Iron Mountain, Inc.	40,228	1,517,802
Kimco Realty Corp.	63,606	1,154,449
Macerich Co. (The)	16,568	1,088,186
Mid-America Apartment Communities, Inc.	16,957	1,705,196
Prologis, Inc.	79,825	5,149,511
Public Storage	22,455	4,693,095
Realty Income Corp.	41,787	2,382,695
Regency Centers Corp.	22,293	1,542,230
SBA Communications Corp.*	17,634	2,880,690
Simon Property Group, Inc.	46,633	8,008,751
SL Green Realty Corp.	14,726	1,486,295
UDR, Inc.	40,509	1,560,407
Ventas, Inc.	53,431	3,206,394
Vornado Realty Trust	25,794	2,016,575
Welltower, Inc.	55,563	3,543,253
Weyerhaeuser Co.	113,243	3,992,948

		97,012,022

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	65,559	12,201,841
CVS Health Corp.	151,973	11,018,043
Kroger Co. (The)	133,450	3,663,203
Sysco Corp.	71,917	4,367,519
Walgreens Boots Alliance, Inc.	130,253	9,458,973
Wal-Mart Stores, Inc. (a)	219,595	21,685,006

		62,394,585

Food Products 1.2%
Archer-Daniels-Midland Co.	83,901	3,362,752
Campbell Soup Co.	28,826	1,386,819
Conagra Brands, Inc.	61,285	2,308,606
General Mills, Inc.	85,264	5,055,302
Hershey Co. (The)	21,164	2,402,326
Hormel Foods Corp. (a)	40,385	1,469,610
JM Smucker Co. (The)	16,992	2,111,086
Kellogg Co.	37,291	2,535,042
Kraft Heinz Co. (The)	89,572	6,965,119
McCormick & Co., Inc. (Non-Voting) (a)	17,859	1,820,011
Mondelez International, Inc., Class A	224,194	9,595,503
Tyson Foods, Inc., Class A	44,647	3,619,532

		42,631,708

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	261,132	$14,902,803
Align Technology, Inc.*	10,826	2,405,429
Baxter International, Inc.	75,204	4,861,187
Becton Dickinson and Co.	39,754	8,509,786
Boston Scientific Corp.*	206,013	5,107,062
Cooper Cos., Inc. (The)	7,285	1,587,256
Danaher Corp.	91,835	8,524,125
DENTSPLY SIRONA, Inc.	34,774	2,289,172
Edwards Lifesciences Corp.*	31,748	3,578,317
Hologic, Inc.*	41,359	1,768,097
IDEXX Laboratories, Inc.*	13,064	2,042,948
Intuitive Surgical, Inc.*	16,810	6,134,641
Medtronic plc	203,072	16,398,064
ResMed, Inc.	21,239	1,798,731
Stryker Corp.	48,284	7,476,295
Varian Medical Systems, Inc.*	13,661	1,518,420
Zimmer Biomet Holdings, Inc.	30,376	3,665,472

		92,567,805

Health Care Providers & Services 2.7%
Aetna, Inc.	48,923	8,825,220
AmerisourceBergen Corp.	24,211	2,223,054
Anthem, Inc.	38,521	8,667,610
Cardinal Health, Inc.	47,198	2,891,822
Centene Corp.*	25,876	2,610,371
Cigna Corp.	36,988	7,511,893
DaVita, Inc.*	22,712	1,640,942
Envision Healthcare Corp.*	18,266	631,273
Express Scripts Holding Co.*	84,970	6,342,161
HCA Healthcare, Inc.*	42,493	3,732,585
Henry Schein, Inc.* (a)	23,547	1,645,464
Humana, Inc.	21,432	5,316,636
Laboratory Corp. of America Holdings*	15,270	2,435,718
McKesson Corp.	31,276	4,877,492
Patterson Cos., Inc.	11,975	432,657
Quest Diagnostics, Inc.	20,402	2,009,393
UnitedHealth Group, Inc.	145,383	32,051,136
Universal Health Services, Inc., Class B	13,143	1,489,759

		95,335,186

Health Care Technology 0.1%
Cerner Corp.*	47,377	3,192,736

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	61,184	4,060,782
Chipotle Mexican Grill, Inc.* (a)	3,710	1,072,301
Darden Restaurants, Inc.	18,554	1,781,555
Hilton Worldwide Holdings, Inc.	30,337	2,422,713
Marriott International, Inc., Class A	45,945	6,236,115
McDonald’s Corp.	119,597	20,585,036
MGM Resorts International	76,441	2,552,365
Norwegian Cruise Line Holdings Ltd.*	27,075	1,441,744
Royal Caribbean Cruises Ltd.	25,695	3,064,899
Starbucks Corp. (a)	213,454	12,258,663
Wyndham Worldwide Corp.	15,201	1,761,340
Wynn Resorts Ltd.	11,961	2,016,505
Yum Brands, Inc.	50,557	4,125,957

		63,379,975

11

Statement of Investments (Continued)

December 31, 2017

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Durables 0.4%
DR Horton, Inc.	51,139	$2,611,669
Garmin Ltd.	16,884	1,005,780
Leggett & Platt, Inc.	20,127	960,662
Lennar Corp., Class A	30,844	1,950,575
Mohawk Industries, Inc.*	9,480	2,615,532
Newell Brands, Inc. (a)	73,315	2,265,433
PulteGroup, Inc. (a)	40,574	1,349,085
Whirlpool Corp.	10,781	1,818,108

		14,576,844

Household Products 1.6%
Church & Dwight Co., Inc.	37,258	1,869,234
Clorox Co. (The)	19,344	2,877,226
Colgate-Palmolive Co.	131,737	9,939,557
Kimberly-Clark Corp. (a)	52,772	6,367,469
Procter & Gamble Co. (The)	382,278	35,123,703

		56,177,189

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	99,223	1,074,585
NRG Energy, Inc.	45,743	1,302,761

		2,377,346

Industrial Conglomerates 1.9%
3M Co.	89,529	21,072,441
General Electric Co.	1,301,022	22,702,834
Honeywell International, Inc.	114,292	17,527,821
Roper Technologies, Inc.	15,357	3,977,463

		65,280,559

Insurance 2.6%
Aflac, Inc.	58,982	5,177,440
Allstate Corp. (The)	53,833	5,636,853
American International Group, Inc.	134,866	8,035,316
Aon plc	37,491	5,023,794
Arthur J Gallagher & Co.	27,412	1,734,631
Assurant, Inc.	8,199	826,787
Brighthouse Financial, Inc.*	14,579	854,913
Chubb Ltd.	69,645	10,177,224
Cincinnati Financial Corp.	22,247	1,667,858
Everest Re Group Ltd.	6,249	1,382,654
Hartford Financial Services Group, Inc. (The)	53,516	3,011,881
Lincoln National Corp.	32,830	2,523,642
Loews Corp.	41,318	2,067,140
Marsh & McLennan Cos., Inc.	76,566	6,231,707
MetLife, Inc.	157,870	7,981,907
Principal Financial Group, Inc.	40,288	2,842,721
Progressive Corp. (The)	87,254	4,914,145
Prudential Financial, Inc.	63,610	7,313,878
Torchmark Corp.	16,078	1,458,435
Travelers Cos., Inc. (The)	41,061	5,569,514
Unum Group	33,664	1,847,817
Willis Towers Watson plc	19,809	2,985,018
XL Group Ltd.	38,325	1,347,507

		90,612,782

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail 2.8%
Amazon.com, Inc.*	60,003	$70,171,708
Expedia, Inc. (a)	18,557	2,222,572
Netflix, Inc.*	64,920	12,462,043
Priceline Group, Inc. (The)*	7,317	12,715,044
TripAdvisor, Inc.* (a)	16,481	567,935

		98,139,302

Internet Software & Services 4.7%
Akamai Technologies, Inc.*	25,377	1,650,520
Alphabet, Inc., Class A*	44,714	47,101,728
Alphabet, Inc., Class C*	45,286	47,387,270
eBay, Inc.*	145,741	5,500,265
Facebook, Inc., Class A*	357,777	63,133,330
VeriSign, Inc.* (a)	12,718	1,455,448

		166,228,561

IT Services 4.0%
Accenture plc, Class A	92,713	14,193,433
Alliance Data Systems Corp.	7,200	1,825,056
Automatic Data Processing, Inc.	66,534	7,797,120
Cognizant Technology Solutions Corp., Class A	88,461	6,282,500
CSRA, Inc.	24,873	744,200
DXC Technology Co.	42,797	4,061,435
Fidelity National Information Services, Inc.	50,088	4,712,780
Fiserv, Inc.*	31,265	4,099,779
Gartner, Inc.* (a)	13,501	1,662,648
Global Payments, Inc.	23,875	2,393,230
International Business Machines Corp.	129,169	19,817,108
Mastercard, Inc., Class A	139,343	21,090,957
Paychex, Inc.	47,978	3,266,342
PayPal Holdings, Inc.*	169,497	12,478,369
Total System Services, Inc.	25,065	1,982,391
Visa, Inc., Class A (a)	272,063	31,020,623
Western Union Co. (The)	68,848	1,308,801

		138,736,772

Leisure Products 0.1%
Hasbro, Inc. (a)	17,005	1,545,584
Mattel, Inc. (a)	52,631	809,465

		2,355,049

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	48,282	3,233,445
Illumina, Inc.*	21,904	4,785,805
IQVIA Holdings, Inc.*	21,842	2,138,332
Mettler-Toledo International, Inc.*	3,837	2,377,098
PerkinElmer, Inc.	16,515	1,207,577
Thermo Fisher Scientific, Inc.	60,159	11,422,991
Waters Corp.*	11,932	2,305,143

		27,470,391

Machinery 1.7%
Caterpillar, Inc. (a)	89,254	14,064,645
Cummins, Inc.	23,405	4,134,259
Deere & Co.	47,987	7,510,445
Dover Corp.	23,334	2,356,501
Flowserve Corp. (a)	19,307	813,404

12

Statement of Investments (Continued)

December 31, 2017

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Fortive Corp.	45,885	$3,319,780
Illinois Tool Works, Inc.	46,258	7,718,147
Ingersoll-Rand plc	37,486	3,343,376
PACCAR, Inc.	52,750	3,749,470
Parker-Hannifin Corp.	19,987	3,989,006
Pentair plc	24,637	1,739,865
Snap-on, Inc. (a)	8,552	1,490,614
Stanley Black & Decker, Inc. (a)	23,007	3,904,058
Xylem, Inc.	27,112	1,849,038

		59,982,608

Media 2.7%
CBS Corp. (Non-Voting), Class B	54,396	3,209,364
Charter Communications, Inc., Class A*	29,092	9,773,748
Comcast Corp., Class A	699,762	28,025,468
Discovery Communications, Inc., Class A* (a)	22,585	505,452
Discovery Communications, Inc., Class C*	30,921	654,598
DISH Network Corp., Class A*	33,953	1,621,256
Interpublic Group of Cos., Inc. (The)	58,170	1,172,707
News Corp., Class A	56,715	919,350
News Corp., Class B	18,669	309,906
Omnicom Group, Inc. (a)	34,586	2,518,898
Scripps Networks Interactive, Inc., Class A	14,267	1,218,116
Time Warner, Inc.	116,808	10,684,428
Twenty-First Century Fox, Inc., Class A	158,127	5,460,125
Twenty-First Century Fox, Inc., Class B	65,807	2,245,335
Viacom, Inc., Class B	53,629	1,652,310
Walt Disney Co. (The)	226,583	24,359,938

		94,330,999

Metals & Mining 0.3%
Freeport-McMoRan, Inc.*	201,971	3,829,370
Newmont Mining Corp.	80,013	3,002,088
Nucor Corp. (a)	47,695	3,032,448

		9,863,906

Multiline Retail 0.5%
Dollar General Corp.	39,083	3,635,110
Dollar Tree, Inc.*	35,570	3,817,017
Kohl’s Corp. (a)	24,971	1,354,177
Macy’s, Inc. (a)	46,339	1,167,279
Nordstrom, Inc. (a)	17,439	826,260
Target Corp. (a)	81,549	5,321,072

		16,120,915

Multi-Utilities 1.0%
Ameren Corp.	36,361	2,144,935
CenterPoint Energy, Inc.	65,515	1,858,005
CMS Energy Corp.	42,215	1,996,769
Consolidated Edison, Inc.	46,518	3,951,704
Dominion Energy, Inc.	96,545	7,825,938
DTE Energy Co.	26,912	2,945,788
NiSource, Inc.	49,378	1,267,533
Public Service Enterprise Group, Inc.	75,918	3,909,777
SCANA Corp.	21,325	848,309
Sempra Energy (a)	37,668	4,027,463

Common Stocks (continued)

	Shares	Value

Multi-Utilities (continued)
WEC Energy Group, Inc.	47,344	$3,145,062

		33,921,283

Oil, Gas & Consumable Fuels 5.1%
Anadarko Petroleum Corp.	82,087	4,403,147
Andeavor	21,531	2,461,855
Apache Corp.	57,101	2,410,804
Cabot Oil & Gas Corp.	69,133	1,977,204
Chesapeake Energy Corp.* (a)	138,164	547,129
Chevron Corp.	284,952	35,673,141
Cimarex Energy Co.	14,497	1,768,779
Concho Resources, Inc.*	22,310	3,351,408
ConocoPhillips	179,356	9,844,851
Devon Energy Corp.	78,840	3,263,976
EOG Resources, Inc.	86,747	9,360,869
EQT Corp.	36,478	2,076,328
Exxon Mobil Corp.	635,692	53,169,279
Hess Corp.	40,364	1,916,079
Kinder Morgan, Inc.	288,134	5,206,581
Marathon Oil Corp.	127,470	2,158,067
Marathon Petroleum Corp.	73,274	4,834,618
Newfield Exploration Co.*	29,541	931,428
Noble Energy, Inc.	72,758	2,120,168
Occidental Petroleum Corp.	114,805	8,456,536
ONEOK, Inc.	57,802	3,089,517
Phillips 66	64,461	6,520,230
Pioneer Natural Resources Co.	25,529	4,412,688
Range Resources Corp.	34,356	586,113
Valero Energy Corp.	65,648	6,033,708
Williams Cos., Inc. (The)	124,032	3,781,736

		180,356,239

Personal Products 0.2%
Coty, Inc., Class A	71,534	1,422,811
Estee Lauder Cos., Inc. (The), Class A	33,586	4,273,483

		5,696,294

Pharmaceuticals 4.5%
Allergan plc	49,895	8,161,824
Bristol-Myers Squibb Co.	245,545	15,046,998
Eli Lilly & Co.	145,354	12,276,599
Johnson & Johnson	403,043	56,313,168
Merck & Co., Inc.	410,341	23,089,888
Mylan NV*	80,455	3,404,051
Perrigo Co. plc	19,650	1,712,694
Pfizer, Inc.	894,250	32,389,735
Zoetis, Inc.	73,105	5,266,484

		157,661,441

Professional Services 0.3%
Equifax, Inc.	17,980	2,120,202
IHS Markit Ltd.*	54,499	2,460,630
Nielsen Holdings plc	50,202	1,827,353
Robert Half International, Inc.	18,571	1,031,433
Verisk Analytics, Inc.*	23,286	2,235,456

		9,675,074

13

Statement of Investments (Continued)

December 31, 2017

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A* (a)	45,681	$1,978,444

Road & Rail 0.9%
CSX Corp.	134,080	7,375,741
JB Hunt Transport Services, Inc.	12,988	1,493,360
Kansas City Southern	15,534	1,634,488
Norfolk Southern Corp.	42,929	6,220,412
Union Pacific Corp.	118,094	15,836,405

		32,560,406

Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc.* (a)	120,135	1,234,988
Analog Devices, Inc.	55,304	4,923,715
Applied Materials, Inc.	159,999	8,179,149
Broadcom Ltd.	60,999	15,670,643
Intel Corp.	702,113	32,409,536
KLA-Tencor Corp.	23,427	2,461,475
Lam Research Corp. (a)	24,296	4,472,165
Microchip Technology, Inc. (a)	35,012	3,076,855
Micron Technology, Inc.* (a)	173,016	7,114,418
NVIDIA Corp.	90,915	17,592,052
Qorvo, Inc.*	19,364	1,289,642
QUALCOMM, Inc.	221,160	14,158,663
Skyworks Solutions, Inc.	27,565	2,617,297
Texas Instruments, Inc.	147,858	15,442,290
Xilinx, Inc.	37,825	2,550,161

		133,193,049

Software 5.1%
Activision Blizzard, Inc.	113,433	7,182,577
Adobe Systems, Inc.*	73,953	12,959,524
ANSYS, Inc.*	12,662	1,868,785
Autodesk, Inc.*	32,884	3,447,230
CA, Inc.	46,982	1,563,561
Cadence Design Systems, Inc.*	42,633	1,782,912
Citrix Systems, Inc.*	21,475	1,889,800
Electronic Arts, Inc.*	46,196	4,853,352
Intuit, Inc.	36,436	5,748,872
Microsoft Corp.	1,157,375	99,001,857
Oracle Corp.	457,070	21,610,270
Red Hat, Inc.* (a)	26,546	3,188,175
salesforce.com, Inc.*	102,944	10,523,965
Symantec Corp.	93,503	2,623,694
Synopsys, Inc.*	22,469	1,915,257

		180,159,831

Specialty Retail 2.2%
Advance Auto Parts, Inc.	11,238	1,120,316
AutoZone, Inc.*	4,125	2,934,401
Best Buy Co., Inc.	38,155	2,612,473
CarMax, Inc.*	27,354	1,754,212
Foot Locker, Inc. (a)	18,603	872,109
Gap, Inc. (The)	32,409	1,103,851
Home Depot, Inc. (The)	175,191	33,203,950
L Brands, Inc. (a)	37,437	2,254,456
Lowe’s Cos., Inc.	124,942	11,612,110
O’Reilly Automotive, Inc.*	12,756	3,068,328
Ross Stores, Inc.	57,848	4,642,302
Signet Jewelers Ltd. (a)	9,199	520,203

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Tiffany & Co.	15,535	$1,614,863
TJX Cos., Inc. (The)	95,456	7,298,566
Tractor Supply Co.	18,774	1,403,357
Ulta Beauty, Inc.* (a)	8,720	1,950,315

		77,965,812

Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	770,271	130,352,961
Hewlett Packard Enterprise Co.	239,289	3,436,190
HP, Inc.	250,578	5,264,644
NetApp, Inc.	40,453	2,237,860
Seagate Technology plc	43,794	1,832,341
Western Digital Corp.	44,371	3,528,826
Xerox Corp.	32,167	937,668

		147,590,490

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc. (a)	53,827	1,125,523
Michael Kors Holdings Ltd.*	23,068	1,452,131
NIKE, Inc., Class B	197,124	12,330,106
PVH Corp.	11,523	1,581,071
Ralph Lauren Corp. (a)	8,426	873,692
Tapestry, Inc.	42,985	1,901,226
Under Armour, Inc., Class A* (a)	28,118	405,743
Under Armour, Inc., Class C* (a)	28,317	377,182
VF Corp. (a)	49,204	3,641,096

		23,687,770

Tobacco 1.3%
Altria Group, Inc.	286,275	20,442,898
Philip Morris International, Inc.	233,009	24,617,401

		45,060,299

Trading Companies & Distributors 0.2%
Fastenal Co.	43,115	2,357,959
United Rentals, Inc.*	12,650	2,174,662
WW Grainger, Inc.	7,779	1,837,789

		6,370,410

Water Utilities 0.1%
American Water Works Co., Inc.	26,744	2,446,809

Total Common Stocks (cost $1,709,062,868)		3,421,236,092

Repurchase Agreements 0.3%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $9,713,858, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $9,906,572. (b)(c)	$9,712,325	9,712,325

14

Statement of Investments (Continued)

December 31, 2017

NVIT S&P 500 Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $2,000,312, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $2,040,000. (b)(c)	$2,000,000	$2,000,000

Total Repurchase Agreements (cost $11,712,325)		11,712,325

Total Investments (cost $1,720,775,193) — 98.0%		3,432,948,417

Other assets in excess of liabilities — 2.0%		68,876,745

NET ASSETS — 100.0%		$3,501,825,162

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $139,407,725, which was collateralized by cash used to purchase repurchase agreements with a total value of $11,712,325 and 131,568,242 of collateral in the form of U.S. Government Agency Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $143,280,567.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $11,712,325.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	544	3/2018	USD	72,787,200	42,259

					42,259

At December 31, 2017, the Fund had $2,415,000 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2017

NVIT S&P 500 Index Fund
Assets:
Investment securities, at value* (cost $1,709,062,868)	$3,421,236,092
Repurchase agreements, at value (cost $11,712,325)	11,712,325
Cash	68,288,241
Deposits with broker for futures contracts	2,415,000
Interest and dividends receivable	3,530,109
Security lending income receivable	17,569
Receivable for investments sold	2,437,962
Receivable for capital shares issued	5,473,554
Prepaid expenses	5,206

Total Assets	3,515,116,058

Liabilities:
Payable for capital shares redeemed	580,372
Payable for variation margin on futures contracts	260,774
Payable upon return of securities loaned (Note 2)	11,712,325
Accrued expenses and other payables:
Investment advisory fees	332,979
Fund administration fees	100,247
Distribution fees	134,313
Administrative servicing fees	50,786
Accounting and transfer agent fees	714
Trustee fees	550
Custodian fees	17,770
Compliance program costs (Note 3)	3,339
Professional fees	25,054
Printing fees	9,678
Other	61,995

Total Liabilities	13,290,896

Net Assets	$3,501,825,162

Represented by:
Capital	$1,728,718,029
Accumulated undistributed net investment income	3,444,788
Accumulated net realized gains from investment securities and futures contracts	57,446,862
Net unrealized appreciation/(depreciation) in investment securities	1,712,173,224
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	42,259

Net Assets	$3,501,825,162

16

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT S&P 500 Index Fund
Net Assets:
Class I Shares	$191,953,126
Class II Shares	640,450,407
Class IV Shares	186,993,685
Class Y Shares	2,482,427,944

Total	$3,501,825,162

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	10,943,379
Class II Shares	36,684,399
Class IV Shares	10,641,319
Class Y Shares	141,335,681

Total	199,604,778

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.54
Class II Shares	$17.46
Class IV Shares	$17.57
Class Y Shares	$17.56

*	Includes value of securities on loan of $139,407,725 (Note 2).

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2017

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$65,888,117
Interest income	670,030
Income from securities lending (Note 2)	217,405

Total Income	66,775,552

EXPENSES:
Investment advisory fees	3,785,637
Fund administration fees	932,649
Distribution fees Class II Shares	1,350,308
Administrative servicing fees Class I Shares	223,492
Administrative servicing fees Class II Shares	800,189
Administrative servicing fees Class IV Shares	173,757
Professional fees	154,131
Printing fees	19,112
Trustee fees	101,879
Custodian fees	122,206
Accounting and transfer agent fees	4,201
Compliance program costs (Note 3)	13,641
Other	354,849

Total expenses before fees waived	8,036,051

Administrative servicing fees waived — Class I (Note 3)	(105,696)
Administrative servicing fees waived — Class II (Note 3)	(378,085)

Net Expenses	7,552,270

NET INVESTMENT INCOME	59,223,282

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	96,694,147
Expiration or closing of futures contracts (Note 2)	17,080,457

Net realized gains	113,774,604

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	480,869,591
Futures contracts (Note 2)	(122,937)

Net change in unrealized appreciation/depreciation	480,746,654

Net realized/unrealized gains	594,521,258

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$653,744,540

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$59,223,282	$58,672,231
Net realized gains	113,774,604	92,895,706
Net change in unrealized appreciation/depreciation	480,746,654	184,569,732

Change in net assets resulting from operations	653,744,540	336,137,669

Distributions to Shareholders From:
Net investment income:
Class I	(3,115,288)	(1,960,239)
Class II	(9,201,926)	(6,817,978)
Class IV	(3,064,773)	(2,952,359)
Class Y	(43,101,677)	(45,093,790)
Net realized gains:
Class I	(3,836,185)	(1,291,322)
Class II	(13,952,700)	(6,923,821)
Class IV	(4,343,460)	(2,992,233)
Class Y	(62,128,487)	(42,832,100)

Change in net assets from shareholder distributions	(142,744,496)	(110,863,842)

Change in net assets from capital transactions	(132,376,971)	(105,912,981)

Change in net assets	378,623,073	119,360,846

Net Assets:
Beginning of year	3,123,202,089	3,003,841,243

End of year	$3,501,825,162	$3,123,202,089

Accumulated undistributed net investment income at end of year	$3,444,788	$3,876,622

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$72,759,610	$106,628,262
Dividends reinvested	6,951,473	3,251,561
Cost of shares redeemed	(23,247,354)	(50,621,939)

Total Class I Shares	56,463,729	59,257,884

Class II Shares
Proceeds from shares issued	125,354,596	120,124,912
Dividends reinvested	23,154,626	13,741,799
Cost of shares redeemed	(27,507,265)	(22,563,896)

Total Class II Shares	121,001,957	111,302,815

Class IV Shares
Proceeds from shares issued	3,653,212	3,769,821
Dividends reinvested	7,408,233	5,944,592
Cost of shares redeemed	(18,123,678)	(19,326,703)

Total Class IV Shares	(7,062,233)	(9,612,290)

19

Statements of Changes in Net Assets (Continued)

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	88,837,843	87,068,612
Dividends reinvested	105,230,164	87,925,890
Cost of shares redeemed	(496,848,431)	(441,855,892)

Total Class Y Shares	(302,780,424)	(266,861,390)

Change in net assets from capital transactions	$(132,376,971)	$(105,912,981)

SHARE TRANSACTIONS:
Class I Shares
Issued	4,421,194	7,548,853
Reinvested	413,749	217,850
Redeemed	(1,402,889)	(3,730,153)

Total Class I Shares	3,432,054	4,036,550

Class II Shares
Issued	7,709,901	8,386,349
Reinvested	1,390,667	930,552
Redeemed	(1,672,525)	(1,637,858)

Total Class II Shares	7,428,043	7,679,043

Class IV Shares
Issued	222,098	261,779
Reinvested	441,350	400,073
Redeemed	(1,098,914)	(1,339,652)

Total Class IV Shares	(435,466)	(677,800)

Class Y Shares
Issued	5,464,189	6,206,418
Reinvested	6,269,887	5,912,183
Redeemed	(30,006,223)	(30,555,060)

Total Class Y Shares	(18,272,147)	(18,436,459)

Total change in shares	(7,847,516)	(7,398,666)

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class I Shares
Year Ended December 31, 2017	$15.05	0.29	2.91	3.20	(0.30)	(0.41)	(0.71)	$17.54	21.53%	$191,953,126	0.24%	1.75%	0.31%	2.66%
Year Ended December 31, 2016	$13.98	0.28	1.34	1.62	(0.28)	(0.27)	(0.55)	$15.05	11.66%	$113,040,951	0.25%	1.94%	0.32%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.14)	0.15	(0.27)	(0.21)	(0.48)	$13.98	1.16%	$48,560,784	0.25%	2.04%	0.32%	4.27%
Year Ended December 31, 2014	$12.86	0.24	1.47	1.71	(0.26)	–	(0.26)	$14.31	13.36%	$10,130,621	0.25%	1.79%	0.32%	3.49%
Period Ended December 31, 2013 (g)	$11.07	0.16	1.86	2.02	(0.23)	–	(0.23)	$12.86	18.36%	$3,593,403	0.24%	1.92%	0.31%	4.05%

Class II Shares
Year Ended December 31, 2017	$14.99	0.25	2.89	3.14	(0.26)	(0.41)	(0.67)	$17.46	21.22%	$640,450,407	0.49%	1.50%	0.56%	2.66%
Year Ended December 31, 2016	$13.93	0.24	1.33	1.57	(0.24)	(0.27)	(0.51)	$14.99	11.40%	$438,477,876	0.50%	1.69%	0.57%	3.70%
Year Ended December 31, 2015	$14.26	0.25	(0.13)	0.12	(0.24)	(0.21)	(0.45)	$13.93	0.94%	$300,494,037	0.50%	1.73%	0.57%	4.27%
Year Ended December 31, 2014	$12.83	0.21	1.46	1.67	(0.24)	–	(0.24)	$14.26	13.08%	$176,013,159	0.50%	1.54%	0.57%	3.49%
Period Ended December 31, 2013 (g)	$11.07	0.13	1.85	1.98	(0.22)	–	(0.22)	$12.83	18.02%	$45,600,154	0.49%	1.61%	0.55%	4.05%

Class IV Shares
Year Ended December 31, 2017	$15.07	0.28	2.92	3.20	(0.29)	(0.41)	(0.70)	$17.57	21.53%	$186,993,685	0.26%	1.73%	0.26%	2.66%
Year Ended December 31, 2016	$14.00	0.28	1.33	1.61	(0.27)	(0.27)	(0.54)	$15.07	11.59%	$166,977,207	0.27%	1.92%	0.27%	3.70%
Year Ended December 31, 2015	$14.32	0.28	(0.13)	0.15	(0.26)	(0.21)	(0.47)	$14.00	1.17%	$164,510,877	0.26%	1.92%	0.26%	4.27%
Year Ended December 31, 2014	$12.87	0.24	1.46	1.70	(0.25)	–	(0.25)	$14.32	13.29%	$177,018,522	0.27%	1.75%	0.27%	3.49%
Year Ended December 31, 2013	$9.92	0.21	2.96	3.17	(0.22)	–	(0.22)	$12.87	32.07%	$169,861,215	0.27%	1.83%	0.27%	4.05%

Class Y Shares
Year Ended December 31, 2017	$15.07	0.30	2.91	3.21	(0.31)	(0.41)	(0.72)	$17.56	21.57%	$2,482,427,944	0.16%	1.83%	0.16%	2.66%
Year Ended December 31, 2016	$13.99	0.29	1.34	1.63	(0.28)	(0.27)	(0.55)	$15.07	11.78%	$2,404,706,055	0.17%	2.02%	0.17%	3.70%
Year Ended December 31, 2015	$14.31	0.29	(0.12)	0.17	(0.28)	(0.21)	(0.49)	$13.99	1.28%	$2,490,275,545	0.17%	2.01%	0.17%	4.27%
Year Ended December 31, 2014	$12.86	0.25	1.47	1.72	(0.27)	–	(0.27)	$14.31	13.41%	$2,611,190,861	0.17%	1.85%	0.17%	3.49%
Year Ended December 31, 2013	$9.91	0.22	2.96	3.18	(0.23)	–	(0.23)	$12.86	32.23%	$2,854,049,003	0.17%	1.93%	0.17%	4.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

22

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might

23

Notes to Financial Statements (Continued)

December 31, 2017

reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$3,421,236,092	$—	$—	$3,421,236,092
Futures Contracts	42,259	—	—	42,259
Repurchase Agreements	—	11,712,325	—	11,712,325
Total	$3,421,278,351	$11,712,325	$—	$3,432,990,676

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

24

Notes to Financial Statements (Continued)

December 31, 2017

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a) Equity risk	Unrealized appreciation on futures contracts	$42,259
Total		$42,259
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts Equity risk	$17,080,457
Total	$17,080,457

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Equity risk	$(122,937)
Total	$(122,937)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$96,553,813

25

Notes to Financial Statements (Continued)

December 31, 2017

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $11,712,325, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

26

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$9,712,325	$—	$9,712,325	$(9,712,325)	$—
Nomura Securities International, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
Total	$11,712,325	$—	$11,712,325	$(11,712,325)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

27

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent difference as of December 31, 2017 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities and Futures Contracts
$—		$(1,171,452)	$1,171,452

Amount designated as “—” is zero or has been rounded to zero.

28

Notes to Financial Statements (Continued)

December 31, 2017

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.11%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

29

Notes to Financial Statements (Continued)

December 31, 2017

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.21% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $932,649 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $13,641.

30

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class I and Class II shares of the Fund until April 30, 2018.

For the year ended December 31, 2017, the effective rate for administrative service fees before contractual fee waivers was 0.15% and 0.15% for Class I and Class II shares, respectively, and after contractual fee waivers was 0.08% and 0.08%, respectively. For the year ended December 31, 2017, the effective rate for administrative service fees was 0.10% for Class IV shares.

For the year ended December 31, 2017, the Fund’s total administrative service fees were $1,197,438. During the year ended December 31, 2017, the waiver of such administrative service fees by NFS amounted to $483,781 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the year ended December 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $6,158,633 and securities sales of $2,336,442 which resulted in net realized losses of $2,906,859. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In

31

Notes to Financial Statements (Continued)

December 31, 2017

addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $86,439,085 and sales of $251,224,705 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

32

Notes to Financial Statements (Continued)

December 31, 2017

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$64,784,718	$77,959,778	$142,744,496	$—	$142,744,496

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

33

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$60,292,428	$50,571,414	$110,863,842	$—	$110,863,842

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$10,567,810	$100,110,717	$110,678,527	$—	$1,662,428,606	$1,773,107,133

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,770,562,070	$1,728,063,231	$(65,634,625)	$1,662,428,606

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT S&P 500 Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

35

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 90.51%.

The Fund designates $77,959,778 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

36

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

42

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2017

NVIT Small Cap Index Fund

AR-SCX 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Small Cap Index Fund

For the annual period ended December 31, 2017, the NVIT Small Cap Index Fund (Class Y) returned 14.56% versus 14.65% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 79 funds as of December 31, 2017) was 13.44% for the same time period. Performance for the Fund’s other share class versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. small-capitalization stocks, as represented by the S&P SmallCap 600® Index (S&P 600), increased 12.62% in 2017.

The reflation trade in the United States gained steam in the first quarter of the reporting period. Macroeconomic data highlighted continued economic growth and a strengthening labor market, which supported the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points, or 0.25%, in March, marking the second rate hike within a six-month period. The Federal Reserve’s summary of economic projections indicated that the Fed would maintain a gradual pace of tightening should current economic trends continue.

In the second quarter of 2017, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. One of the largest single-day falls of the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the

CBOE Volatility Index (VIX) averaging a record low of 10.94 in the third quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macroeconomic picture included that nominal Q3 gross domestic product (GDP) surged 4.1% Year Over Year (YOY) and real GDP increased 2.3% YOY. This optimism was expressed throughout many soft indicators.

The strongest returns in the S&P 600 came from health care, with 34.74%. Increases were seen across most sectors, with other notable results in utilities, which posted a return of 19.04%, and industrials, with 17.28%. In contrast, the energy sector, which registered -34.75%, constituted the only negative return for the reporting period.

As of December 31, 2017, the Fund held Russell 2000 Mini exchange-traded index futures. These futures did not have any meaningful impact on the Fund’s performance.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	NVIT Small Cap Index Fund

Asset Allocation†

Common Stocks	96.2%
Repurchase Agreements	8.1%
Short-Term Investment	0.6%
Rights††	0.0%
Futures Contract††	0.0%
Liabilities in excess of other assets	(4.9)%
100.0%

Top Industries†††

Banks	9.3%
Equity Real Estate Investment Trusts (REITs)	5.8%
Biotechnology	5.6%
Machinery	3.6%
Health Care Equipment & Supplies	3.4%
Software	3.3%
Internet Software & Services	3.0%
Hotels, Restaurants & Leisure	2.9%
Semiconductors & Semiconductor Equipment	2.9%
Electronic Equipment, Instruments & Components	2.6%
Other Industries*	57.6%
100.0%

Top Holdings†††

Fidelity Investments Money Market Prime Money Market Portfolio - Institutional Class	0.6%
Nektar Therapeutics	0.4%
Bluebird Bio, Inc.	0.4%
Sage Therapeutics, Inc.	0.3%
Exact Sciences Corp.	0.3%
GrubHub, Inc.	0.3%
Catalent, Inc.	0.2%
Knight-Swift Transportation Holdings, Inc.	0.2%
Curtiss-Wright Corp.	0.2%
EPAM Systems, Inc.	0.2%
Other Holdings*	96.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	NVIT Small Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr. or Inception
Class II	14.18%	N/A	12.60%	[2]
Class Y	14.56%	14.05%	8.62%
Russell 2000® Index	14.65%	14.12%	8.71%
CPI	2.11%	1.43%	1.61%

N/A — Not Applicable.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of May 1, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class II	0.68%	0.61%
Class Y	0.28%	0.28%

^	Current effective prospectus dated May 23, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (cont.)	NVIT Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Small Cap Index Fund versus performance of the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definition page at the back of this book.

7

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Small Cap Index Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class II Shares	Actual	(b)	1,000.00	1,090.10	3.11	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59
Class Y Shares	Actual	(b)	1,000.00	1,091.50	1.37	0.26
	Hypothetical	(b)(c)	1,000.00	1,023.89	1.33	0.26

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

December 31, 2017

NVIT Small Cap Index Fund

Common Stocks 96.2%

	Shares	Value

Aerospace & Defense 1.3%
AAR Corp.	8,661	$340,291
Aerojet Rocketdyne Holdings, Inc.*	19,007	593,018
Aerovironment, Inc.*	5,686	319,326
Astronics Corp.* (a)	5,780	239,697
Axon Enterprise, Inc.* (a)	14,385	381,202
Cubic Corp.	6,985	411,766
Curtiss-Wright Corp.	11,888	1,448,553
Ducommun, Inc.*	2,785	79,233
Engility Holdings, Inc.*	5,128	145,481
Esterline Technologies Corp.*	7,186	536,794
KeyW Holding Corp. (The)* (a)	13,788	80,936
KLX, Inc.*	13,889	947,924
Kratos Defense & Security Solutions, Inc.*	22,546	238,762
Mercury Systems, Inc.* (a)	12,862	660,464
Moog, Inc., Class A*	8,735	758,635
National Presto Industries, Inc. (a)	1,409	140,125
Sparton Corp.*	2,826	65,168
Triumph Group, Inc. (a)	13,197	358,958
Vectrus, Inc.*	2,935	90,545

		7,836,878

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	16,178	374,359
Atlas Air Worldwide Holdings, Inc.*	6,439	377,647
Echo Global Logistics, Inc.*	6,942	194,376
Forward Air Corp.	7,611	437,176
Hub Group, Inc., Class A*	9,012	431,675
Park-Ohio Holdings Corp.	2,368	108,810
Radiant Logistics, Inc.*	10,044	46,202

		1,970,245

Airlines 0.3%
Allegiant Travel Co. (a)	3,459	535,280
Hawaiian Holdings, Inc.	13,839	551,484
SkyWest, Inc.	13,953	740,905

		1,827,669

Auto Components 1.1%
American Axle & Manufacturing Holdings, Inc.*	27,042	460,525
Cooper Tire & Rubber Co.	13,535	478,462
Cooper-Standard Holdings, Inc.*	4,544	556,640
Dana, Inc.	39,196	1,254,664
Dorman Products, Inc.*	7,086	433,238
Fox Factory Holding Corp.*	9,700	376,845
Gentherm, Inc.* (a)	10,133	321,723
Horizon Global Corp.*	6,482	90,878
LCI Industries	6,525	848,250
Modine Manufacturing Co.*	13,721	277,164
Motorcar Parts of America, Inc.* (a)	5,104	127,549
Shiloh Industries, Inc.*	3,987	32,693
Standard Motor Products, Inc.	5,763	258,816
Stoneridge, Inc.*	7,611	173,988
Superior Industries International, Inc.	6,985	103,727
Tenneco, Inc.	13,377	783,090
Tower International, Inc.	5,577	170,377

		6,748,629

Automobiles 0.1%
Winnebago Industries, Inc.	8,533	474,435

Common Stocks (continued)

	Shares	Value

Banks 9.8%
1st Source Corp.	4,522	$223,613
Access National Corp.	3,866	107,629
ACNB Corp.	1,607	47,487
Allegiance Bancshares, Inc.*	3,022	113,778
American National Bankshares, Inc.	2,274	87,094
Ameris Bancorp (a)	10,083	486,001
Ames National Corp.	2,444	68,065
Arrow Financial Corp.	3,101	105,279
Atlantic Capital Bancshares, Inc.*	5,613	98,789
Banc of California, Inc.	11,916	246,065
BancFirst Corp.	4,619	236,262
Banco Latinoamericano de Comercio Exterior SA, Class E	8,486	228,273
Bancorp, Inc. (The)*	13,908	137,411
BancorpSouth Bank	22,386	704,040
Bank of Commerce Holdings (a)	3,991	45,896
Bank of Marin Bancorp	1,736	118,048
Bank of NT Butterfield & Son Ltd. (The)	14,766	535,858
Bankwell Financial Group, Inc.	1,587	54,498
Banner Corp.	8,887	489,851
Bar Harbor Bankshares	4,046	109,282
BCB Bancorp, Inc.	2,568	37,236
Berkshire Hills Bancorp, Inc.	11,002	402,673
Blue Hills Bancorp, Inc.	6,594	132,539
Boston Private Financial Holdings, Inc.	23,089	356,725
Bridge Bancorp, Inc.	5,318	186,130
Brookline Bancorp, Inc.	20,379	319,950
Bryn Mawr Bank Corp.	4,473	197,707
BSB Bancorp, Inc.*	2,147	62,800
Byline Bancorp, Inc.*	2,009	46,147
C&F Financial Corp.	874	50,692
Cadence BanCorp*	4,409	119,572
Camden National Corp.	4,249	179,010
Capital City Bank Group, Inc.	3,252	74,601
Capstar Financial Holdings, Inc.* (a)	2,284	47,439
Carolina Financial Corp.	4,649	172,710
Cathay General Bancorp	20,886	880,763
CenterState Bank Corp.	14,905	383,506
Central Pacific Financial Corp.	7,636	227,782
Central Valley Community Bancorp	2,955	59,632
Century Bancorp, Inc., Class A (a)	910	71,207
Chemical Financial Corp.	19,139	1,023,362
Chemung Financial Corp.	836	40,212
Citizens & Northern Corp.	3,378	81,072
City Holding Co.	4,098	276,492
Civista Bancshares, Inc. (a)	2,582	56,804
CNB Financial Corp.	3,937	103,307
CoBiz Financial, Inc.	10,320	206,297
Codorus Valley Bancorp, Inc.	2,320	63,870
Columbia Banking System, Inc.	19,076	828,661
Commerce Union Bancshares, Inc.	1,784	45,742
Community Bank System, Inc.	13,474	724,227
Community Bankers Trust Corp.*	5,527	45,045
Community Financial Corp. (The)	1,022	39,143
Community Trust Bancorp, Inc.	4,147	195,324
ConnectOne Bancorp, Inc.	8,042	207,081
County Bancorp, Inc.	1,252	37,260
Customers Bancorp, Inc.*	7,818	203,190
CVB Financial Corp.	28,452	670,329
DNB Financial Corp.	787	26,522
Eagle Bancorp, Inc.*	8,661	501,472

9

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Enterprise Bancorp, Inc.	2,460	$83,763
Enterprise Financial Services Corp.	6,304	284,626
Equity Bancshares, Inc., Class A*	2,859	101,237
Evans Bancorp, Inc.	1,209	50,657
Farmers & Merchants Bancorp, Inc. (a)	2,540	103,632
Farmers Capital Bank Corp.	2,041	78,578
Farmers National Banc Corp.	6,485	95,654
FB Financial Corp.*	3,634	152,592
FCB Financial Holdings, Inc., Class A*	9,517	483,464
Fidelity Southern Corp.	5,879	128,162
Financial Institutions, Inc.	3,863	120,139
First Bancorp*	61,328	543,154
First Bancorp, Inc.	2,787	75,890
First Bancshares, Inc. (The)	2,708	92,614
First Busey Corp.	10,492	314,130
First Business Financial Services, Inc.	2,289	50,633
First Citizens BancShares, Inc., Class A	2,030	818,090
First Commonwealth Financial Corp.	26,941	385,795
First Community Bancshares, Inc.	4,741	136,209
First Connecticut Bancorp, Inc.	3,778	98,795
First Financial Bancorp (a)	17,001	447,976
First Financial Bankshares, Inc. (a)	17,413	784,456
First Financial Corp.	2,997	135,914
First Financial Northwest, Inc.	2,407	37,333
First Foundation, Inc.*	8,276	153,437
First Guaranty Bancshares, Inc. (a)	1,086	27,150
First Internet Bancorp	1,819	69,395
First Interstate BancSystem, Inc., Class A	7,238	289,882
First Merchants Corp.	11,256	473,427
First Mid-Illinois Bancshares, Inc.	2,711	104,482
First Midwest Bancorp, Inc.	28,067	673,889
First Northwest Bancorp*	3,028	49,356
First of Long Island Corp. (The)	6,547	186,589
Flushing Financial Corp.	7,506	206,415
FNB Bancorp	1,343	49,006
Franklin Financial Network, Inc.*	3,096	105,574
Fulton Financial Corp.	47,002	841,336
German American Bancorp, Inc.	5,723	202,194
Glacier Bancorp, Inc. (a)	21,483	846,215
Great Southern Bancorp, Inc.	2,859	147,667
Great Western Bancorp, Inc.	16,295	648,541
Green Bancorp, Inc.*	6,084	123,505
Guaranty Bancorp	6,308	174,416
Guaranty Bancshares, Inc.	529	16,214
Hancock Holding Co.	22,762	1,126,719
Hanmi Financial Corp.	8,770	266,169
HarborOne Bancorp, Inc.*	4,049	77,579
Heartland Financial USA, Inc.	6,599	354,036
Heritage Commerce Corp.	9,749	149,355
Heritage Financial Corp.	8,051	247,971
Hilltop Holdings, Inc.	20,203	511,742
Home BancShares, Inc.	42,450	986,962
HomeTrust Bancshares, Inc.*	4,456	114,742
Hope Bancorp, Inc.	35,733	652,127
Horizon Bancorp	5,722	159,072
Howard Bancorp, Inc.*	2,284	50,248
IBERIABANK Corp.	13,631	1,056,402
Independent Bank Corp. (a)	12,855	635,864
Independent Bank Group, Inc.	4,944	334,214
International Bancshares Corp.	15,047	597,366
Investar Holding Corp.	2,160	52,056

Common Stocks (continued)

	Shares	Value

Banks (continued)
Investors Bancorp, Inc.	70,961	$984,939
Lakeland Bancorp, Inc.	12,054	232,040
Lakeland Financial Corp.	6,703	325,028
LCNB Corp.	2,273	46,483
LegacyTexas Financial Group, Inc.	12,752	538,262
Live Oak Bancshares, Inc.	6,055	144,412
Macatawa Bank Corp.	6,993	69,930
MainSource Financial Group, Inc.	6,872	249,522
MB Financial, Inc.	21,839	972,272
MBT Financial Corp.	4,782	50,689
Mercantile Bank Corp.	4,273	151,136
Metropolitan Bank Holding Corp.*	780	32,838
Middlefield Banc Corp.	690	33,258
Midland States Bancorp, Inc.	4,113	133,590
MidSouth Bancorp, Inc.	4,402	58,327
MidWestOne Financial Group, Inc.	2,994	100,389
MutualFirst Financial, Inc.	1,634	62,991
National Bank Holdings Corp., Class A	6,903	223,864
National Bankshares, Inc. (a)	1,824	82,901
National Commerce Corp.*	3,239	130,370
NBT Bancorp, Inc.	11,768	433,062
Nicolet Bankshares, Inc.*	2,398	131,267
Northeast Bancorp	1,988	46,022
Northrim BanCorp, Inc.	1,811	61,302
Norwood Financial Corp.	1,513	49,929
OFG Bancorp	12,036	113,138
Ohio Valley Banc Corp.	1,051	42,460
Old Line Bancshares, Inc.	2,240	65,946
Old National Bancorp	36,943	644,655
Old Point Financial Corp.	914	27,192
Old Second Bancorp, Inc.	7,582	103,494
Opus Bank* (a)	5,643	154,054
Orrstown Financial Services, Inc.	1,882	47,521
Pacific Mercantile Bancorp*	4,032	35,280
Pacific Premier Bancorp, Inc.*	10,852	434,080
Paragon Commercial Corp.*	1,115	59,329
Park National Corp.	3,579	372,216
Parke Bancorp, Inc.	1,470	30,209
Peapack Gladstone Financial Corp.	4,800	168,096
Penns Woods Bancorp, Inc.	1,365	63,582
Peoples Bancorp of North Carolina, Inc.	1,199	36,797
Peoples Bancorp, Inc.	4,320	140,918
Peoples Financial Services Corp.	2,067	96,281
People’s Utah Bancorp (a)	3,544	107,383
Preferred Bank	3,612	212,313
Premier Financial Bancorp, Inc.	2,483	49,859
QCR Holdings, Inc.	3,351	143,590
RBB Bancorp	1,211	33,145
Renasant Corp.	11,876	485,610
Republic Bancorp, Inc., Class A	2,583	98,206
Republic First Bancorp, Inc.* (a)	13,527	114,303
S&T Bancorp, Inc.	9,481	377,439
Sandy Spring Bancorp, Inc.	6,587	257,025
Seacoast Banking Corp. of Florida*	11,813	297,806
ServisFirst Bancshares, Inc.	12,740	528,710
Shore Bancshares, Inc.	3,340	55,778
Sierra Bancorp	3,285	87,250
Simmons First National Corp., Class A	10,759	614,339
SmartFinancial, Inc.* (a)	1,859	40,340
South State Corp.	9,561	833,241
Southern First Bancshares, Inc.*	1,934	79,778

10

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Southern National Bancorp of Virginia, Inc.	6,135	$98,344
Southside Bancshares, Inc.	7,293	245,628
State Bank Financial Corp.	10,121	302,011
Sterling Bancorp	57,723	1,419,986
Stock Yards Bancorp, Inc.	5,872	221,374
Summit Financial Group, Inc.	2,894	76,170
Sun Bancorp, Inc.	2,916	70,859
Sunshine Bancorp, Inc.*	1,966	45,100
Texas Capital Bancshares, Inc.*	13,470	1,197,483
Tompkins Financial Corp.	4,045	329,061
Towne Bank	15,549	478,132
TriCo Bancshares	5,717	216,446
TriState Capital Holdings, Inc.*	6,098	140,254
Triumph Bancorp, Inc.*	4,910	154,665
Trustmark Corp.	18,499	589,378
Two River Bancorp	1,854	33,613
UMB Financial Corp.	12,395	891,448
Umpqua Holdings Corp.	59,935	1,246,648
Union Bankshares Corp.	11,986	433,534
Union Bankshares, Inc. (a)	1,022	54,115
United Bankshares, Inc.	26,956	936,721
United Community Banks, Inc.	19,394	545,747
United Security Bancshares	3,314	36,454
Unity Bancorp, Inc.	1,944	38,394
Univest Corp. of Pennsylvania	7,007	196,546
Valley National Bancorp (a)	70,873	795,195
Veritex Holdings, Inc.*	4,461	123,079
Washington Trust Bancorp, Inc. (a)	4,200	223,650
WashingtonFirst Bankshares, Inc.	2,874	98,463
WesBanco, Inc.	11,623	472,475
West Bancorporation, Inc.	4,176	105,026
Westamerica Bancorporation (a)	6,892	410,419
Wintrust Financial Corp.	14,964	1,232,585
Xenith Bankshares, Inc.*	1,379	46,652

		57,894,100

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	2,212	422,713
Castle Brands, Inc.* (a)	23,266	28,384
Coca-Cola Bottling Co. Consolidated	1,268	272,950
Craft Brew Alliance, Inc.*	3,365	64,608
MGP Ingredients, Inc. (a)	3,493	268,542
National Beverage Corp.	3,255	317,167
Primo Water Corp.*	6,815	85,665

		1,460,029

Biotechnology 5.9%
Abeona Therapeutics, Inc.* (a)	7,555	119,747
Acceleron Pharma, Inc.*	10,062	427,031
Achaogen, Inc.* (a)	9,084	97,562
Achillion Pharmaceuticals, Inc.*	33,092	95,305
Acorda Therapeutics, Inc.*	12,020	257,829
Adamas Pharmaceuticals, Inc.* (a)	3,988	135,153
Aduro Biotech, Inc.*	12,330	92,475
Advaxis, Inc.* (a)	10,124	28,752
Agenus, Inc.* (a)	20,611	67,192
Aileron Therapeutics, Inc.* (a)	1,173	12,363
Aimmune Therapeutics, Inc.*	9,473	358,269
Akebia Therapeutics, Inc.*	12,499	185,860
Alder Biopharmaceuticals, Inc.*	17,742	203,146
Allena Pharmaceuticals, Inc.* (a)	1,367	13,752

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
AMAG Pharmaceuticals, Inc.*	9,744	$129,108
Amicus Therapeutics, Inc.* (a)	45,537	655,277
AnaptysBio, Inc.*	4,842	487,686
Anavex Life Sciences Corp.* (a)	8,989	28,945
Apellis Pharmaceuticals, Inc.* (a)	2,774	60,196
Ardelyx, Inc.*	8,400	55,440
Arena Pharmaceuticals, Inc.*	10,943	371,734
Array BioPharma, Inc.*	53,816	688,845
Asterias Biotherapeutics, Inc.* (a)	5,899	13,273
Atara Biotherapeutics, Inc.* (a)	7,270	131,587
Athenex, Inc.* (a)	1,672	26,585
Athersys, Inc.* (a)	28,403	51,409
Audentes Therapeutics, Inc.*	4,704	147,000
Avexis, Inc.*	6,685	739,829
Axovant Sciences Ltd.*	8,835	46,560
Bellicum Pharmaceuticals, Inc.* (a)	7,335	61,687
BioCryst Pharmaceuticals, Inc.* (a)	25,832	126,835
Biohaven Pharmaceutical Holding Co. Ltd.* (a)	2,721	73,413
BioSpecifics Technologies Corp.*	1,611	69,805
BioTime, Inc.*	20,012	43,026
Bluebird Bio, Inc.*	13,274	2,364,099
Blueprint Medicines Corp.*	11,538	870,081
Calithera Biosciences, Inc.*	8,225	68,679
Calyxt, Inc.* (a)	2,079	45,800
Cara Therapeutics, Inc.* (a)	7,242	88,642
Cascadian Therapeutics, Inc.*	9,097	33,659
Catalyst Pharmaceuticals, Inc.* (a)	19,101	74,685
Celcuity, Inc.*	934	17,699
Celldex Therapeutics, Inc.* (a)	32,675	92,797
ChemoCentryx, Inc.*	7,176	42,697
Chimerix, Inc.*	12,001	55,565
Clovis Oncology, Inc.*	11,806	802,808
Coherus Biosciences, Inc.*	10,338	90,974
Conatus Pharmaceuticals, Inc.*	6,954	32,127
Concert Pharmaceuticals, Inc.*	4,880	126,246
Corbus Pharmaceuticals Holdings, Inc.* (a)	11,909	84,554
Corvus Pharmaceuticals, Inc.*	2,242	23,227
Curis, Inc.*	31,205	21,843
Cytokinetics, Inc.*	11,181	91,125
CytomX Therapeutics, Inc.*	7,789	164,426
Deciphera Pharmaceuticals, Inc.*	2,122	48,106
Dynavax Technologies Corp.* (a)	16,833	314,777
Eagle Pharmaceuticals, Inc.*	2,235	119,394
Edge Therapeutics, Inc.* (a)	5,936	55,620
Editas Medicine, Inc.* (a)	9,148	281,118
Emergent BioSolutions, Inc.*	9,073	421,622
Enanta Pharmaceuticals, Inc.*	4,396	257,957
Epizyme, Inc.* (a)	13,083	164,192
Esperion Therapeutics, Inc.*	4,569	300,823
Exact Sciences Corp.*	31,947	1,678,495
Fate Therapeutics, Inc.*	10,043	61,363
FibroGen, Inc.* (a)	18,900	895,860
Five Prime Therapeutics, Inc.*	7,565	165,825
Flexion Therapeutics, Inc.* (a)	8,852	221,654
Fortress Biotech, Inc.* (a)	8,817	35,180
Foundation Medicine, Inc.*	4,055	276,551
G1 Therapeutics, Inc.* (a)	1,994	39,561
Genocea Biosciences, Inc.* (a)	7,608	8,825
Genomic Health, Inc.*	5,202	177,908
Geron Corp.* (a)	41,861	75,350

11

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Global Blood Therapeutics, Inc.*	9,964	$392,083
Halozyme Therapeutics, Inc.*	32,148	651,318
Heron Therapeutics, Inc.* (a)	12,296	222,558
Idera Pharmaceuticals, Inc.*	37,410	78,935
Ignyta, Inc.*	15,866	423,622
Immune Design Corp.*	9,569	37,319
ImmunoGen, Inc.*	26,861	172,179
Immunomedics, Inc.* (a)	28,517	460,835
Inovio Pharmaceuticals, Inc.* (a)	22,994	94,965
Insmed, Inc.* (a)	20,492	638,941
Insys Therapeutics, Inc.* (a)	6,371	61,289
Intellia Therapeutics, Inc.* (a)	4,761	91,506
Invitae Corp.* (a)	10,480	95,158
Iovance Biotherapeutics, Inc.*	16,875	135,000
Ironwood Pharmaceuticals, Inc.* (a)	37,245	558,303
Jounce Therapeutics, Inc.* (a)	3,681	46,933
Karyopharm Therapeutics, Inc.*	9,073	87,101
Keryx Biopharmaceuticals, Inc.* (a)	24,320	113,088
Kindred Biosciences, Inc.*	7,534	71,196
Kura Oncology, Inc.* (a)	5,109	78,168
La Jolla Pharmaceutical Co.* (a)	4,710	151,568
Lexicon Pharmaceuticals, Inc.* (a)	11,336	112,000
Ligand Pharmaceuticals, Inc.* (a)	5,633	771,327
Loxo Oncology, Inc.*	6,303	530,587
MacroGenics, Inc.* (a)	9,550	181,450
Madrigal Pharmaceuticals, Inc.*	1,243	114,095
Matinas BioPharma Holdings, Inc.* (a)	14,209	16,482
MediciNova, Inc.* (a)	8,050	52,083
Merrimack Pharmaceuticals, Inc. (a)	3,399	34,840
Mersana Therapeutics, Inc.* (a)	1,179	19,371
MiMedx Group, Inc.* (a)	27,669	348,906
Minerva Neurosciences, Inc.*	8,578	51,897
Miragen Therapeutics, Inc.*	3,333	34,763
Momenta Pharmaceuticals, Inc.*	19,784	275,987
Myriad Genetics, Inc.*	17,880	614,089
NantKwest, Inc.*	8,234	36,971
Natera, Inc.*	8,445	75,921
NewLink Genetics Corp.* (a)	8,413	68,229
Novavax, Inc.* (a)	87,660	108,698
Novelion Therapeutics, Inc.*	3,947	12,315
Nymox Pharmaceutical Corp.*	7,490	24,717
Oncocyte Corp.* (a)	1,801	8,375
Organovo Holdings, Inc.* (a)	25,851	34,640
Otonomy, Inc.*	7,584	42,091
Ovid therapeutics, Inc.*	1,372	13,542
PDL BioPharma, Inc.*	39,046	106,986
Pieris Pharmaceuticals, Inc.*	9,188	69,369
Portola Pharmaceuticals, Inc.*	15,534	756,195
Progenics Pharmaceuticals, Inc.* (a)	18,704	111,289
Protagonist Therapeutics, Inc.*	2,779	57,803
Prothena Corp. plc* (a)	10,599	397,357
PTC Therapeutics, Inc.*	10,698	178,443
Puma Biotechnology, Inc.*	7,721	763,221
Ra Pharmaceuticals, Inc.*	3,161	26,869
Radius Health, Inc.* (a)	10,338	328,438
Recro Pharma, Inc.* (a)	3,599	33,291
REGENXBIO, Inc.*	7,406	246,250
Repligen Corp.*	10,385	376,768
Retrophin, Inc.*	10,644	224,269
Rhythm Pharmaceuticals, Inc.*	2,171	63,089
Rigel Pharmaceuticals, Inc.*	39,508	153,291

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Sage Therapeutics, Inc.*	10,251	$1,688,442
Sangamo Therapeutics, Inc.*	22,965	376,626
Sarepta Therapeutics, Inc.* (a)	16,598	923,513
Selecta Biosciences, Inc.*	4,042	39,652
Seres Therapeutics, Inc.* (a)	6,017	61,012
Spark Therapeutics, Inc.* (a)	7,358	378,348
Spectrum Pharmaceuticals, Inc.*	23,503	445,382
Stemline Therapeutics, Inc.*	6,694	104,426
Strongbridge Biopharma plc* (a)	5,728	41,528
Syndax Pharmaceuticals, Inc.* (a)	3,338	29,241
Synergy Pharmaceuticals, Inc.* (a)	70,071	156,258
Syros Pharmaceuticals, Inc.* (a)	3,343	32,527
TG Therapeutics, Inc.* (a)	13,077	107,231
Tocagen, Inc.* (a)	4,591	47,058
Trevena, Inc.*	17,494	27,990
Ultragenyx Pharmaceutical, Inc.*	10,924	506,655
Vanda Pharmaceuticals, Inc.*	11,850	180,120
VBI Vaccines, Inc.* (a)	9,997	42,687
Veracyte, Inc.*	6,291	41,080
Versartis, Inc.*	8,420	18,524
Voyager Therapeutics, Inc.*	4,181	69,405
vTv Therapeutics, Inc., Class A*	1,753	10,536
XBiotech, Inc.* (a)	4,818	18,983
Xencor, Inc.*	10,240	224,461
ZIOPHARM Oncology, Inc.* (a)	36,697	151,926

		34,756,570

Building Products 1.4%
AAON, Inc.	11,413	418,857
Advanced Drainage Systems, Inc.	9,886	235,781
American Woodmark Corp.*	3,883	505,761
Apogee Enterprises, Inc.	7,656	350,109
Armstrong Flooring, Inc.*	6,468	109,439
Builders FirstSource, Inc.*	29,254	637,445
Caesarstone Ltd.*	6,112	134,464
Continental Building Products, Inc.*	9,443	265,820
CSW Industrials, Inc.*	3,979	182,835
Gibraltar Industries, Inc.*	8,480	279,840
Griffon Corp.	8,137	165,588
Insteel Industries, Inc.	4,822	136,559
JELD-WEN Holding, Inc.*	18,471	727,203
Masonite International Corp.*	7,542	559,239
NCI Building Systems, Inc.*	10,786	208,170
Patrick Industries, Inc.*	6,675	463,579
PGT Innovations, Inc.*	13,435	226,380
Ply Gem Holdings, Inc.*	5,921	109,538
Quanex Building Products Corp.	9,214	215,608
Simpson Manufacturing Co., Inc.	11,174	641,499
Trex Co., Inc.*	8,097	877,634
Universal Forest Products, Inc.	16,452	618,924

		8,070,272

Capital Markets 1.4%
Actua Corp.*	8,239	128,528
Arlington Asset Investment Corp., Class A (a)	5,838	68,772
Artisan Partners Asset Management, Inc., Class A (a)	12,212	482,374
Associated Capital Group, Inc., Class A (a)	1,329	45,319
B. Riley Financial, Inc.	6,121	110,790

12

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Cohen & Steers, Inc.	5,498	$260,001
Cowen, Inc.* (a)	7,418	101,256
Diamond Hill Investment Group, Inc.	903	186,614
Donnelley Financial Solutions, Inc.*	9,278	180,828
Evercore, Inc., Class A	10,423	938,070
Financial Engines, Inc.	16,167	489,860
GAIN Capital Holdings, Inc.	10,193	101,930
GAMCO Investors, Inc., Class A	1,321	39,168
Greenhill & Co., Inc.	6,089	118,736
Hamilton Lane, Inc., Class A (a)	3,874	137,101
Houlihan Lokey, Inc.	6,987	317,419
INTL. FCStone, Inc.*	4,302	182,964
Investment Technology Group, Inc.	9,274	178,525
Ladenburg Thalmann Financial Services, Inc.	28,469	89,962
Medley Management, Inc., Class A	1,744	11,336
Moelis & Co., Class A	8,662	420,107
OM Asset Management plc	20,930	350,578
Oppenheimer Holdings, Inc., Class A	2,648	70,966
Piper Jaffray Cos.	3,893	335,771
PJT Partners, Inc., Class A	4,897	223,303
Pzena Investment Management, Inc., Class A	5,148	54,929
Safeguard Scientifics, Inc.*	5,652	63,302
Silvercrest Asset Management Group, Inc., Class A	1,804	28,954
Stifel Financial Corp.	18,015	1,072,973
Virtu Financial, Inc., Class A (a)	7,001	128,118
Virtus Investment Partners, Inc. (a)	1,807	207,895
Waddell & Reed Financial, Inc., Class A (a)	21,293	475,686
Westwood Holdings Group, Inc.	2,224	147,251
WisdomTree Investments, Inc. (a)	31,514	395,501

		8,144,887

Chemicals 2.1%
A Schulman, Inc.	7,977	297,143
Advanced Emissions Solutions, Inc.	1,134	10,954
AdvanSix, Inc.*	8,333	350,569
AgroFresh Solutions, Inc.* (a)	5,834	43,172
American Vanguard Corp.	7,701	151,325
Balchem Corp.	8,700	701,220
Calgon Carbon Corp.	13,372	284,824
Chase Corp.	2,001	241,120
Codexis, Inc.*	11,695	97,653
Core Molding Technologies, Inc.	1,933	41,946
Ferro Corp.*	23,039	543,490
Flotek Industries, Inc.*	15,066	70,208
FutureFuel Corp.	6,531	92,022
GCP Applied Technologies, Inc.*	19,709	628,717
Hawkins, Inc.	2,566	90,323
HB Fuller Co.	13,797	743,244
Ingevity Corp.*	11,669	822,314
Innophos Holdings, Inc.	5,371	250,987
Innospec, Inc.	6,581	464,619
Intrepid Potash, Inc.* (a)	25,404	120,923
KMG Chemicals, Inc.	3,351	221,434
Koppers Holdings, Inc.*	5,726	291,453
Kraton Corp.*	8,272	398,462
Kronos Worldwide, Inc.	6,365	164,026
LSB Industries, Inc.*	6,092	53,366
Minerals Technologies, Inc.	9,634	663,301
OMNOVA Solutions, Inc.*	11,856	118,560

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
PolyOne Corp.	21,513	$935,816
PQ Group Holdings, Inc.*	6,375	104,869
Quaker Chemical Corp.	3,481	524,900
Rayonier Advanced Materials, Inc. (a)	11,991	245,216
Sensient Technologies Corp.	12,088	884,237
Stepan Co.	5,459	431,097
Trecora Resources*	5,109	68,971
Tredegar Corp.	6,728	129,178
Trinseo SA	12,158	882,671
Tronox Ltd., Class A	24,562	503,767
Valhi, Inc.	6,381	39,371

		12,707,468

Commercial Services & Supplies 2.3%
ABM Industries, Inc.	15,335	578,436
ACCO Brands Corp.*	27,264	332,621
Advanced Disposal Services, Inc.*	11,973	286,634
Aqua Metals, Inc.* (a)	3,671	7,819
ARC Document Solutions, Inc.*	10,135	25,844
Brady Corp., Class A	12,813	485,613
Brink’s Co. (The)	12,555	988,078
Casella Waste Systems, Inc., Class A*	10,484	241,342
CECO Environmental Corp.	7,506	38,506
Covanta Holding Corp.	32,165	543,588
Deluxe Corp.	12,721	977,482
Ennis, Inc.	6,826	141,639
Essendant, Inc.	10,395	96,362
Healthcare Services Group, Inc.	19,175	1,010,906
Heritage-Crystal Clean, Inc.*	3,898	84,781
Herman Miller, Inc.	16,393	656,540
HNI Corp.	11,402	439,775
Hudson Technologies, Inc.* (a)	9,785	59,395
InnerWorkings, Inc.*	12,632	126,699
Interface, Inc.	15,344	385,902
Kimball International, Inc., Class B	10,157	189,631
Knoll, Inc.	13,449	309,865
LSC Communications, Inc.	9,154	138,683
Matthews International Corp., Class A	8,571	452,549
McGrath RentCorp	6,443	302,692
Mobile Mini, Inc.	12,213	421,348
MSA Safety, Inc.	9,136	708,223
Multi-Color Corp. (a)	3,759	281,361
NL Industries, Inc.*	1,961	27,944
Quad/Graphics, Inc.	8,755	197,863
RR Donnelley & Sons Co.	18,191	169,176
SP Plus Corp.*	4,846	179,787
Steelcase, Inc., Class A	23,074	350,725
Team, Inc.* (a)	7,736	115,266
Tetra Tech, Inc.	14,765	710,935
UniFirst Corp.	4,169	687,468
US Ecology, Inc.	6,013	306,663
Viad Corp.	5,499	304,645
VSE Corp.	2,284	110,614

		13,473,400

Communications Equipment 1.5%
Acacia Communications, Inc.* (a)	5,007	181,404
ADTRAN, Inc.	13,154	254,530
Aerohive Networks, Inc.*	8,509	49,607
Applied Optoelectronics, Inc.* (a)	5,020	189,856

13

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
CalAmp Corp.*	9,602	$205,771
Calix, Inc.*	11,490	68,366
Ciena Corp.* (a)	37,874	792,703
Clearfield, Inc.*	3,126	38,293
Comtech Telecommunications Corp.	6,358	140,639
Digi International, Inc.*	7,137	68,158
EMCORE Corp.*	6,885	44,408
Extreme Networks, Inc.*	30,301	379,369
Finisar Corp.* (a)	31,322	637,403
Harmonic, Inc.*	21,548	90,502
Infinera Corp.*	39,079	247,370
InterDigital, Inc.	9,474	721,445
KVH Industries, Inc.*	4,158	43,035
Lumentum Holdings, Inc.* (a)	16,737	818,439
NETGEAR, Inc.*	8,334	489,623
NetScout Systems, Inc.*	22,448	683,542
Oclaro, Inc.* (a)	46,058	310,431
Plantronics, Inc.	8,727	439,666
Quantenna Communications, Inc.* (a)	5,702	69,564
Ribbon Communications, Inc.*	13,372	103,366
Ubiquiti Networks, Inc.* (a)	5,972	424,131
ViaSat, Inc.* (a)	14,360	1,074,846
Viavi Solutions, Inc.*	62,989	550,524

		9,116,991

Construction & Engineering 1.2%
Aegion Corp.*	8,329	211,806
Ameresco, Inc., Class A*	5,325	45,795
Argan, Inc.	3,923	176,535
Chicago Bridge & Iron Co. NV (a)	27,056	436,684
Comfort Systems USA, Inc.	9,966	435,016
Dycom Industries, Inc.* (a)	8,119	904,700
EMCOR Group, Inc.	15,870	1,297,372
Granite Construction, Inc.	10,913	692,212
Great Lakes Dredge & Dock Corp.*	15,929	86,017
HC2 Holdings, Inc.*	10,918	64,962
IES Holdings, Inc.*	2,101	36,242
KBR, Inc.	37,399	741,622
Layne Christensen Co.*	4,763	59,776
MasTec, Inc.*	17,864	874,443
MYR Group, Inc.*	4,532	161,928
Northwest Pipe Co.*	2,450	46,893
NV5 Global, Inc.*	2,250	121,838
Orion Group Holdings, Inc.*	7,318	57,300
Primoris Services Corp.	10,752	292,347
Sterling Construction Co., Inc.*	6,790	110,541
Tutor Perini Corp.*	10,158	257,505

		7,111,534

Construction Materials 0.2%
Forterra, Inc.* (a)	5,031	55,844
Summit Materials, Inc., Class A* (a)	29,831	937,883
United States Lime & Minerals, Inc.	505	38,935
US Concrete, Inc.*	4,331	362,288

		1,394,950

Consumer Finance 0.6%
Elevate Credit, Inc.*	3,884	29,247
Encore Capital Group, Inc.*	6,384	268,766
Enova International, Inc.*	8,880	134,976

Common Stocks (continued)

	Shares	Value

Consumer Finance (continued)
EZCORP, Inc., Class A*	14,150	$172,630
FirstCash, Inc.	12,553	846,700
Green Dot Corp., Class A*	12,528	754,937
LendingClub Corp.*	87,891	362,990
Nelnet, Inc., Class A	4,939	270,558
PRA Group, Inc.*	12,030	399,396
Regional Management Corp.*	2,849	74,957
World Acceptance Corp.*	1,673	135,045

		3,450,202

Containers & Packaging 0.1%
Greif, Inc., Class A	7,094	429,754
Greif, Inc., Class B	1,533	106,314
Myers Industries, Inc.	6,486	126,477
UFP Technologies, Inc.*	1,714	47,649

		710,194

Distributors 0.1%
Core-Mark Holding Co., Inc.	12,608	398,161
Funko, Inc., Class A*	2,103	13,985
VOXX International Corp.*	5,255	29,428
Weyco Group, Inc.	1,702	50,583

		492,157

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	16,241	682,934
American Public Education, Inc.*	4,374	109,569
Ascent Capital Group, Inc., Class A*	2,919	33,539
Bridgepoint Education, Inc.*	5,550	46,065
Cambium Learning Group, Inc.*	3,042	17,279
Capella Education Co.	3,137	242,804
Career Education Corp.*	19,008	229,617
Carriage Services, Inc.	4,110	105,668
Chegg, Inc.* (a)	26,264	428,628
Collectors Universe, Inc.	1,897	54,330
Grand Canyon Education, Inc.*	12,661	1,133,539
Houghton Mifflin Harcourt Co.*	27,930	259,749
K12, Inc.*	10,213	162,387
Laureate Education, Inc., Class A*	14,418	195,508
Liberty Tax, Inc., Class A	1,424	15,664
Regis Corp.*	9,991	153,462
Sotheby’s*	10,428	538,085
Strayer Education, Inc.	2,835	253,959
Weight Watchers International, Inc.* (a)	7,593	336,218

		4,999,004

Diversified Financial Services 0.1%
Cannae Holdings, Inc.*	17,139	291,877
Marlin Business Services Corp.	2,190	49,056
On Deck Capital, Inc.*	13,137	75,406
Tiptree, Inc.	7,682	45,708

		462,047

Diversified Telecommunication Services 0.6%
ATN International, Inc.	2,825	156,110
Cincinnati Bell, Inc.*	11,546	240,734
Cogent Communications Holdings, Inc. (a)	11,471	519,636
Consolidated Communications Holdings, Inc. (a)	18,038	219,883
Frontier Communications Corp. (a)	21,347	144,306

14

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
General Communication, Inc., Class A*	7,323	$285,743
Globalstar, Inc.* (a)	149,580	195,950
Hawaiian Telcom Holdco, Inc.*	1,801	55,579
IDT Corp., Class B*	4,733	50,170
Intelsat SA*	10,523	35,673
Iridium Communications, Inc.* (a)	22,258	262,644
Ooma, Inc.*	4,585	54,791
ORBCOMM, Inc.*	17,993	183,169
pdvWireless, Inc.*	2,814	90,329
Straight Path Communications, Inc., Class B*	2,681	487,379
Vonage Holdings Corp.*	56,349	573,069
Windstream Holdings, Inc. (a)	51,941	96,091

		3,651,256

Electric Utilities 1.0%
ALLETE, Inc.	13,994	1,040,594
El Paso Electric Co.	11,150	617,153
Genie Energy Ltd., Class B	3,049	13,294
IDACORP, Inc.	13,640	1,246,151
MGE Energy, Inc.	9,622	607,148
Otter Tail Corp.	10,916	485,216
PNM Resources, Inc.	21,534	871,050
Portland General Electric Co.	24,164	1,101,395
Spark Energy, Inc., Class A (a)	2,776	34,422

		6,016,423

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	1,903	62,970
Atkore International Group, Inc.*	8,848	189,790
AZZ, Inc. (a)	7,203	368,073
Babcock & Wilcox Enterprises, Inc.* (a)	12,723	72,267
Encore Wire Corp.	5,540	269,521
Energous Corp.* (a)	5,112	99,428
EnerSys	11,465	798,308
Generac Holdings, Inc.*	16,202	802,323
General Cable Corp.	13,382	396,107
LSI Industries, Inc.	6,538	44,982
Plug Power, Inc.* (a)	60,498	142,775
Powell Industries, Inc.	2,465	70,622
Preformed Line Products Co.	897	63,732
Revolution Lighting Technologies, Inc.* (a)	3,145	10,347
Sunrun, Inc.* (a)	23,014	135,783
Thermon Group Holdings, Inc.*	8,537	202,071
TPI Composites, Inc.*	2,878	58,884
Vicor Corp.*	4,760	99,484
Vivint Solar, Inc.* (a)	5,780	23,409

		3,910,876

Electronic Equipment, Instruments & Components 2.7%
Akoustis Technologies, Inc.* (a)	2,212	13,781
Anixter International, Inc.*	7,977	606,252
AVX Corp.	12,683	219,416
Badger Meter, Inc.	7,712	368,634
Bel Fuse, Inc., Class B	2,621	65,984
Belden, Inc.	11,225	866,233
Benchmark Electronics, Inc.*	13,757	400,329
Control4 Corp.*	6,571	195,553
CTS Corp.	8,901	229,201
Daktronics, Inc.	10,471	95,600
Electro Scientific Industries, Inc.*	8,589	184,062

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
ePlus, Inc.*	3,647	$274,254
Fabrinet* (a)	9,836	282,293
FARO Technologies, Inc.*	4,416	207,552
Fitbit, Inc., Class A*	51,871	296,183
II-VI, Inc.*	16,651	781,765
Insight Enterprises, Inc.*	9,827	376,276
Iteris, Inc.*	6,083	42,399
Itron, Inc.*	9,392	640,534
KEMET Corp.*	14,820	223,189
Kimball Electronics, Inc.*	7,134	130,196
Knowles Corp.* (a)	24,469	358,716
Littelfuse, Inc.	6,073	1,201,361
Maxwell Technologies, Inc.* (a)	10,924	62,922
Mesa Laboratories, Inc.	905	112,492
Methode Electronics, Inc.	9,849	394,945
MicroVision, Inc.* (a)	22,866	37,272
MTS Systems Corp.	4,673	250,940
Napco Security Technologies, Inc.*	3,043	26,626
Novanta, Inc.*	8,822	441,100
OSI Systems, Inc.* (a)	4,814	309,925
Park Electrochemical Corp.	5,514	108,350
PC Connection, Inc.	3,162	82,876
PCM, Inc.*	2,653	26,265
Plexus Corp.*	9,231	560,506
Radisys Corp.*	9,679	9,727
Rogers Corp.*	4,947	801,018
Sanmina Corp.*	18,818	620,994
ScanSource, Inc.*	6,868	245,874
SYNNEX Corp.	7,808	1,061,498
Systemax, Inc.	2,959	98,446
Tech Data Corp.*	9,447	925,523
TTM Technologies, Inc.*	25,620	401,465
VeriFone Systems, Inc.*	30,595	541,837
Vishay Intertechnology, Inc.	34,748	721,021
Vishay Precision Group, Inc.*	2,763	69,489

		15,970,874

Energy Equipment & Services 1.5%
Archrock, Inc.	19,369	203,374
Basic Energy Services, Inc.*	4,683	109,910
Bristow Group, Inc.	9,384	126,402
C&J Energy Services, Inc.*	12,897	431,663
CARBO Ceramics, Inc.* (a)	6,032	61,406
Diamond Offshore Drilling, Inc.* (a)	17,502	325,362
Dril-Quip, Inc.* (a)	10,207	486,874
Ensco plc, Class A	113,772	672,393
Era Group, Inc.*	5,366	57,684
Exterran Corp.*	8,822	277,364
Fairmount Santrol Holdings, Inc.* (a)	42,060	219,974
Forum Energy Technologies, Inc.*	20,900	324,995
Frank’s International NV (a)	13,453	89,462
Geospace Technologies Corp.*	3,261	42,295
Gulf Island Fabrication, Inc.	3,498	46,961
Helix Energy Solutions Group, Inc.*	39,053	294,460
Independence Contract Drilling, Inc.*	8,012	31,888
Keane Group, Inc.*	10,514	199,871
Key Energy Services, Inc.* (a)	2,721	32,081
Mammoth Energy Services, Inc.*	2,683	52,667
Matrix Service Co.*	7,212	128,374
McDermott International, Inc.*	78,139	514,155

15

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Natural Gas Services Group, Inc.*	3,272	$85,726
NCS Multistage Holdings, Inc.*	2,969	43,763
Newpark Resources, Inc.* (a)	22,486	193,380
Noble Corp. plc*	66,204	299,242
Oil States International, Inc.* (a)	13,875	392,662
Parker Drilling Co.*	33,257	33,257
PHI, Inc. (Non-Voting)*	3,473	40,183
Pioneer Energy Services Corp.*	20,178	61,543
ProPetro Holding Corp.* (a)	14,909	300,565
Ranger Energy Services, Inc.*	1,875	17,306
RigNet, Inc.*	3,785	56,586
Rowan Cos. plc, Class A* (a)	31,580	494,543
SEACOR Holdings, Inc.*	4,299	198,700
SEACOR Marine Holdings, Inc.* (a)	4,322	50,567
Select Energy Services, Inc., Class A* (a)	6,850	124,944
Smart Sand, Inc.* (a)	5,840	50,574
Solaris Oilfield Infrastructure, Inc., Class A*	4,183	89,558
Superior Energy Services, Inc.*	42,212	406,502
TETRA Technologies, Inc.*	30,490	130,192
Unit Corp.*	14,051	309,122
US Silica Holdings, Inc. (a)	22,448	730,907
Willbros Group, Inc.*	11,408	16,199

		8,855,636

Equity Real Estate Investment Trusts (REITs) 6.0%
Acadia Realty Trust	21,736	594,697
Agree Realty Corp.	7,571	389,452
Alexander & Baldwin, Inc.	12,802	355,127
Alexander’s, Inc.	563	222,864
Altisource Residential Corp.	14,020	166,277
American Assets Trust, Inc.	11,000	420,640
Armada Hoffler Properties, Inc.	12,723	197,588
Ashford Hospitality Prime, Inc.	7,601	73,958
Ashford Hospitality Trust, Inc.	20,870	140,455
Bluerock Residential Growth REIT, Inc.	7,192	72,711
CareTrust REIT, Inc.	20,873	349,831
CatchMark Timber Trust, Inc., Class A	10,328	135,607
CBL & Associates Properties, Inc.	45,491	257,479
Cedar Realty Trust, Inc.	22,899	139,226
Chatham Lodging Trust	11,586	263,697
Chesapeake Lodging Trust	15,929	431,517
City Office REIT, Inc.	8,965	116,635
Clipper Realty, Inc.	4,294	42,897
Community Healthcare Trust, Inc.	5,017	140,978
CorEnergy Infrastructure Trust, Inc.	3,465	132,363
Cousins Properties, Inc.	114,230	1,056,627
DiamondRock Hospitality Co.	55,193	623,129
Easterly Government Properties, Inc.	10,516	224,411
EastGroup Properties, Inc.	9,036	798,602
Education Realty Trust, Inc.	20,301	708,911
Farmland Partners, Inc.	9,462	82,130
First Industrial Realty Trust, Inc.	32,442	1,020,950
Four Corners Property Trust, Inc.	16,938	435,307
Franklin Street Properties Corp.	28,103	301,826
GEO Group, Inc. (The)	33,569	792,228
Getty Realty Corp.	8,513	231,213
Gladstone Commercial Corp.	7,890	166,163
Global Medical REIT, Inc.	5,730	46,986
Global Net Lease, Inc.	18,772	386,328
Government Properties Income Trust	20,455	379,236
Gramercy Property Trust	42,222	1,125,639

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	33,355	$1,071,363
Hersha Hospitality Trust	10,585	184,179
Independence Realty Trust, Inc.	21,288	214,796
InfraREIT, Inc.	11,811	219,448
Investors Real Estate Trust	32,436	184,236
iStar, Inc.*	19,221	217,197
Jernigan Capital, Inc.	3,993	75,907
Kite Realty Group Trust	22,188	434,885
LaSalle Hotel Properties	31,082	872,472
Lexington Realty Trust	59,414	573,345
LTC Properties, Inc.	10,715	466,638
Mack-Cali Realty Corp.	24,958	538,094
MedEquities Realty Trust, Inc.	8,555	95,987
Monmouth Real Estate Investment Corp.	19,222	342,152
National Health Investors, Inc.	10,788	813,199
National Storage Affiliates Trust	12,254	334,044
New Senior Investment Group, Inc.	22,505	170,138
NexPoint Residential Trust, Inc.	5,028	140,482
NorthStar Realty Europe Corp.	14,718	197,663
One Liberty Properties, Inc.	4,272	110,730
Pebblebrook Hotel Trust	18,865	701,212
Pennsylvania REIT	18,266	217,183
Physicians Realty Trust	49,421	889,084
Potlatch Corp.	11,168	557,283
Preferred Apartment Communities, Inc., Class A	9,412	190,593
PS Business Parks, Inc.	5,416	677,487
QTS Realty Trust, Inc., Class A	13,391	725,257
Quality Care Properties, Inc.*	26,197	361,781
RAIT Financial Trust	23,185	8,694
Ramco-Gershenson Properties Trust	21,117	311,053
Retail Opportunity Investments Corp.	29,711	592,734
Rexford Industrial Realty, Inc.	19,954	581,859
RLJ Lodging Trust	46,404	1,019,496
Ryman Hospitality Properties, Inc.	11,925	823,063
Sabra Health Care REIT, Inc.	47,934	899,721
Safety Income and Growth, Inc.	3,086	54,314
Saul Centers, Inc.	3,086	190,561
Select Income REIT	17,484	439,373
Seritage Growth Properties, Class A	6,950	281,197
STAG Industrial, Inc.	25,539	697,981
Summit Hotel Properties, Inc.	28,566	435,060
Sunstone Hotel Investors, Inc.	61,590	1,018,083
Terreno Realty Corp.	14,074	493,434
Tier REIT, Inc.	13,119	267,496
UMH Properties, Inc.	8,764	130,584
Universal Health Realty Income Trust	3,481	261,458
Urban Edge Properties	27,430	699,191
Urstadt Biddle Properties, Inc., Class A	8,320	180,877
Washington Prime Group, Inc.	51,888	369,443
Washington REIT	21,044	654,889
Whitestone REIT	10,937	157,602
Xenia Hotels & Resorts, Inc.	29,640	639,928

		35,808,611

Food & Staples Retailing 0.5%
Andersons, Inc. (The)	7,197	224,187
Chefs’ Warehouse, Inc. (The)*	5,655	115,927
Ingles Markets, Inc., Class A	3,904	135,078
Natural Grocers by Vitamin Cottage, Inc.*	2,355	21,030
Performance Food Group Co.*	23,959	793,043

16

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing (continued)
PriceSmart, Inc.	6,069	$522,541
Smart & Final Stores, Inc.*	6,334	54,156
SpartanNash Co.	9,551	254,821
SUPERVALU, Inc.*	10,754	232,286
United Natural Foods, Inc.* (a)	13,575	668,840
Village Super Market, Inc., Class A	2,038	46,731
Weis Markets, Inc. (a)	2,650	109,684

		3,178,324

Food Products 1.3%
Alico, Inc.	938	27,671
Amplify Snack Brands, Inc.* (a)	9,670	116,137
B&G Foods, Inc. (a)	18,113	636,672
Bob Evans Farms, Inc.	5,470	431,145
Calavo Growers, Inc. (a)	4,325	365,030
Cal-Maine Foods, Inc.*	7,546	335,420
Darling Ingredients, Inc.*	45,032	816,430
Dean Foods Co.	24,715	285,705
Farmer Brothers Co.*	2,246	72,209
Fresh Del Monte Produce, Inc.	8,748	417,017
Freshpet, Inc.*	6,934	131,399
Hostess Brands, Inc.*	21,603	319,941
J&J Snack Foods Corp.	4,053	615,367
John B Sanfilippo & Son, Inc.	2,346	148,385
Lancaster Colony Corp.	4,982	643,724
Landec Corp.*	6,937	87,406
Lifeway Foods, Inc.*	1,188	9,504
Limoneira Co.	3,412	76,429
Sanderson Farms, Inc.	5,501	763,429
Seneca Foods Corp., Class A*	1,968	60,516
Snyder’s-Lance, Inc.	23,578	1,180,786
Tootsie Roll Industries, Inc. (a)	4,568	166,275

		7,706,597

Gas Utilities 1.1%
Chesapeake Utilities Corp.	4,344	341,221
New Jersey Resources Corp.	23,476	943,735
Northwest Natural Gas Co.	7,764	463,123
ONE Gas, Inc.	14,200	1,040,292
RGC Resources, Inc.	1,676	45,386
South Jersey Industries, Inc.	21,929	684,843
Southwest Gas Holdings, Inc.	12,950	1,042,216
Spire, Inc.	12,854	965,978
WGL Holdings, Inc.	13,966	1,198,841

		6,725,635

Health Care Equipment & Supplies 3.6%
Abaxis, Inc.	6,058	299,992
Accuray, Inc.*	21,142	90,911
Analogic Corp.	3,478	291,282
AngioDynamics, Inc.*	9,797	162,924
Anika Therapeutics, Inc.*	3,969	213,969
Antares Pharma, Inc.*	38,453	76,521
AtriCure, Inc.*	8,736	159,345
Atrion Corp.	383	241,520
AxoGen, Inc.*	7,315	207,014
Cantel Medical Corp.	9,789	1,006,994
Cardiovascular Systems, Inc.*	9,246	219,038
Cerus Corp.*	28,181	95,252
ConforMIS, Inc.* (a)	9,815	23,360

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
CONMED Corp.	7,389	$376,617
Corindus Vascular Robotics, Inc.* (a)	30,418	30,722
CryoLife, Inc.*	8,751	167,582
Cutera, Inc.*	3,687	167,205
Endologix, Inc.* (a)	22,616	120,996
Entellus Medical, Inc.*	3,286	80,146
Exactech, Inc.*	2,921	144,443
FONAR Corp.*	1,617	39,374
GenMark Diagnostics, Inc.*	13,312	55,511
Glaukos Corp.* (a)	7,743	198,608
Globus Medical, Inc., Class A*	19,326	794,299
Haemonetics Corp.*	14,380	835,190
Halyard Health, Inc.*	12,870	594,337
Heska Corp.*	1,791	143,656
ICU Medical, Inc.*	4,109	887,544
Inogen, Inc.*	4,702	559,914
Insulet Corp.*	15,711	1,084,059
Integer Holdings Corp.*	8,533	386,545
Integra LifeSciences Holdings Corp.*	17,423	833,865
Invacare Corp.	8,647	145,702
iRhythm Technologies, Inc.*	3,734	209,291
K2M Group Holdings, Inc.*	11,526	207,468
Lantheus Holdings, Inc.*	8,661	177,117
LeMaitre Vascular, Inc.	4,175	132,932
LivaNova plc*	13,106	1,047,432
Masimo Corp.*	12,077	1,024,130
Meridian Bioscience, Inc.	11,705	163,870
Merit Medical Systems, Inc.*	13,367	577,454
Natus Medical, Inc.*	7,927	302,811
Neogen Corp.*	10,182	837,062
Nevro Corp.*	7,617	525,878
Novocure Ltd.*	15,574	314,595
NuVasive, Inc.*	13,597	795,289
NxStage Medical, Inc.*	17,865	432,869
Obalon Therapeutics, Inc.* (a)	2,267	14,985
OraSure Technologies, Inc.*	15,648	295,121
Orthofix International NV*	4,682	256,105
OrthoPediatrics Corp.*	884	16,964
Oxford Immunotec Global plc*	7,211	100,738
Penumbra, Inc.*	8,046	757,129
Pulse Biosciences, Inc.* (a)	2,439	57,560
Quidel Corp.*	7,504	325,298
Quotient Ltd.* (a)	7,163	35,457
Rockwell Medical, Inc.* (a)	13,328	77,569
RTI Surgical, Inc.*	15,091	61,873
Sientra, Inc.* (a)	3,758	52,837
STAAR Surgical Co.* (a)	11,507	178,359
Surmodics, Inc.*	3,388	94,864
Tactile Systems Technology, Inc.* (a)	3,361	97,402
Utah Medical Products, Inc.	1,001	81,481
Varex Imaging Corp.*	10,484	421,142
ViewRay, Inc.* (a)	7,867	72,848
Viveve Medical, Inc.* (a)	4,043	20,094
Wright Medical Group NV* (a)	28,749	638,228

		21,138,689

Health Care Providers & Services 1.9%
AAC Holdings, Inc.*	2,770	24,930
Aceto Corp.	8,213	84,840
Addus HomeCare Corp.*	2,263	78,752
Almost Family, Inc.*	3,432	189,961

17

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
Amedisys, Inc.*	7,897	$416,251
American Renal Associates Holdings, Inc.*	2,465	42,891
AMN Healthcare Services, Inc.*	12,619	621,486
BioScrip, Inc.* (a)	34,201	99,525
BioTelemetry, Inc.*	8,352	249,725
Capital Senior Living Corp.*	6,766	91,273
Chemed Corp.	4,277	1,039,397
Civitas Solutions, Inc.*	4,228	72,299
Community Health Systems, Inc.* (a)	25,870	110,206
CorVel Corp.*	2,577	136,323
Cross Country Healthcare, Inc.*	9,516	121,424
Diplomat Pharmacy, Inc.*	13,312	267,172
Ensign Group, Inc. (The)	13,277	294,749
Genesis Healthcare, Inc.* (a)	9,027	6,887
HealthEquity, Inc.* (a)	13,698	639,149
HealthSouth Corp.	26,456	1,307,191
Kindred Healthcare, Inc.	23,476	227,717
LHC Group, Inc.*	4,200	257,250
Magellan Health, Inc.*	6,506	628,154
Molina Healthcare, Inc.*	12,046	923,687
National HealthCare Corp.	2,985	181,906
National Research Corp., Class A	2,724	101,605
Owens & Minor, Inc.	16,755	316,334
PetIQ, Inc.*	2,193	47,895
Providence Service Corp. (The)*	3,135	186,031
R1 RCM, Inc.*	27,331	120,530
RadNet, Inc.*	10,570	106,757
Select Medical Holdings Corp.*	29,404	518,981
Surgery Partners, Inc.* (a)	5,217	63,126
Teladoc, Inc.* (a)	14,849	517,488
Tenet Healthcare Corp.* (a)	22,056	334,369
Tivity Health, Inc.*	10,101	369,192
Triple-S Management Corp., Class B*	6,413	159,363
US Physical Therapy, Inc.	3,320	239,704

		11,194,520

Health Care Technology 0.7%
Allscripts Healthcare Solutions, Inc.*	49,921	726,351
Castlight Health, Inc., Class B* (a)	17,340	65,025
Computer Programs & Systems, Inc. (a)	3,053	91,743
Cotiviti Holdings, Inc.*	10,219	329,154
Evolent Health, Inc., Class A* (a)	15,945	196,123
HealthStream, Inc.*	7,207	166,914
HMS Holdings Corp.*	23,162	392,596
Inovalon Holdings, Inc., Class A* (a)	16,901	253,515
Medidata Solutions, Inc.* (a)	15,166	961,069
NantHealth, Inc.*	4,765	14,533
Omnicell, Inc.*	10,230	496,155
Quality Systems, Inc.*	14,220	193,108
Simulations Plus, Inc.	2,806	45,177
Tabula Rasa HealthCare, Inc.*	2,505	70,265
Vocera Communications, Inc.*	7,552	228,221

		4,229,949

Hotels, Restaurants & Leisure 3.1%
Belmond Ltd., Class A* (a)	25,097	307,438
Biglari Holdings, Inc.*	272	112,717
BJ’s Restaurants, Inc.	5,641	205,332
Bloomin’ Brands, Inc.	25,500	544,170
Bojangles’, Inc.*	4,645	54,811
Boyd Gaming Corp.	22,781	798,474

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Brinker International, Inc.	12,025	$467,051
Buffalo Wild Wings, Inc.*	4,048	632,905
Caesars Entertainment Corp.*	37,880	479,182
Carrols Restaurant Group, Inc.*	9,557	116,118
Century Casinos, Inc.*	5,661	51,685
Cheesecake Factory, Inc. (The)	11,201	539,664
Churchill Downs, Inc.	3,641	847,261
Chuy’s Holdings, Inc.*	4,443	124,626
Cracker Barrel Old Country Store, Inc. (a)	5,232	831,312
Dave & Buster’s Entertainment, Inc.*	11,380	627,835
Del Frisco’s Restaurant Group, Inc.*	6,041	92,125
Del Taco Restaurants, Inc.*	8,856	107,335
Denny’s Corp.*	18,261	241,776
DineEquity, Inc. (a)	4,746	240,765
Drive Shack, Inc.*	16,750	92,627
El Pollo Loco Holdings, Inc.*	5,606	55,499
Eldorado Resorts, Inc.* (a)	12,561	416,397
Empire Resorts, Inc.*	770	20,790
Fiesta Restaurant Group, Inc.* (a)	7,249	137,731
Fogo De Chao, Inc.*	2,474	28,698
Golden Entertainment, Inc.*	2,866	93,575
Habit Restaurants, Inc. (The), Class A* (a)	5,455	52,095
ILG, Inc.	28,665	816,379
Inspired Entertainment, Inc.*	1,071	10,496
International Speedway Corp., Class A	6,685	266,397
J Alexander’s Holdings, Inc.*	3,438	33,349
Jack in the Box, Inc.	8,052	789,982
La Quinta Holdings, Inc.*	22,740	419,780
Lindblad Expeditions Holdings, Inc.*	5,394	52,807
Marcus Corp. (The)	5,056	138,282
Marriott Vacations Worldwide Corp.	5,751	777,593
Monarch Casino & Resort, Inc.*	3,137	140,600
Nathan’s Famous, Inc.	836	63,118
Noodles & Co.* (a)	3,323	17,446
Papa John’s International, Inc.	6,716	376,835
Penn National Gaming, Inc.*	20,965	656,833
Pinnacle Entertainment, Inc.*	14,313	468,464
Planet Fitness, Inc., Class A*	23,245	804,974
Potbelly Corp.*	6,606	81,254
RCI Hospitality Holdings, Inc.	2,377	66,508
Red Lion Hotels Corp.*	5,387	53,062
Red Robin Gourmet Burgers, Inc.*	3,610	203,604
Red Rock Resorts, Inc., Class A	19,012	641,465
Ruth’s Hospitality Group, Inc.	8,246	178,526
Scientific Games Corp., Class A*	14,335	735,386
SeaWorld Entertainment, Inc.* (a)	18,874	256,120
Shake Shack, Inc., Class A* (a)	5,992	258,854
Sonic Corp. (a)	9,837	270,321
Speedway Motorsports, Inc.	3,009	56,780
Texas Roadhouse, Inc.	18,297	963,886
Wingstop, Inc.	8,119	316,479
Zoe’s Kitchen, Inc.* (a)	5,376	89,887

		18,325,461

Household Durables 1.5%
AV Homes, Inc.*	3,390	56,443
Bassett Furniture Industries, Inc.	2,868	107,837
Beazer Homes USA, Inc.*	8,479	162,882
Cavco Industries, Inc.*	2,357	359,678
Century Communities, Inc.*	5,156	160,352
CSS Industries, Inc.	2,550	70,966

18

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Durables (continued)
Ethan Allen Interiors, Inc.	6,725	$192,335
Flexsteel Industries, Inc.	2,024	94,683
GoPro, Inc., Class A* (a)	29,562	223,784
Green Brick Partners, Inc.*	6,757	76,354
Hamilton Beach Brands Holding Co., Class A	2,084	53,538
Helen of Troy Ltd.*	7,480	720,698
Hooker Furniture Corp.	3,180	134,991
Hovnanian Enterprises, Inc., Class A*	32,882	110,155
Installed Building Products, Inc.*	5,813	441,497
iRobot Corp.* (a)	7,265	557,226
KB Home	23,055	736,607
La-Z-Boy, Inc.	13,151	410,311
LGI Homes, Inc.* (a)	4,680	351,140
Libbey, Inc.	5,751	43,248
Lifetime Brands, Inc.	2,752	45,408
M/I Homes, Inc.*	7,023	241,591
MDC Holdings, Inc. (a)	12,436	396,472
Meritage Homes Corp.*	10,617	543,590
New Home Co., Inc. (The)*	3,928	49,218
PICO Holdings, Inc.*	5,784	74,035
Taylor Morrison Home Corp., Class A*	20,981	513,405
TopBuild Corp.*	9,478	717,864
TRI Pointe Group, Inc.*	41,389	741,691
Universal Electronics, Inc.* (a)	3,796	179,361
William Lyon Homes, Class A*	7,269	211,383
ZAGG, Inc.*	7,566	139,593

		8,918,336

Household Products 0.3%
Central Garden & Pet Co.*	2,927	113,919
Central Garden & Pet Co., Class A*	9,803	369,671
HRG Group, Inc.*	32,744	555,011
Oil-Dri Corp. of America	1,294	53,701
Orchids Paper Products Co. (a)	2,353	30,118
WD-40 Co. (a)	3,742	441,556

		1,563,976

Independent Power and Renewable Electricity Producers 0.4%
Atlantic Power Corp.*	33,542	78,824
Dynegy, Inc.*	30,102	356,709
NRG Yield, Inc., Class A	9,637	181,657
NRG Yield, Inc., Class C	17,872	337,781
Ormat Technologies, Inc.	10,938	699,594
Pattern Energy Group, Inc. (a)	20,279	435,796
TerraForm Power, Inc., Class A (a)	11,918	142,539

		2,232,900

Industrial Conglomerates 0.1%
Raven Industries, Inc.	9,982	342,882

Insurance 2.3%
Ambac Financial Group, Inc.*	11,333	181,101
American Equity Investment Life Holding Co.	23,021	707,435
AMERISAFE, Inc.	5,186	319,458
AmTrust Financial Services, Inc. (a)	23,128	232,899
Argo Group International Holdings Ltd.	7,980	491,967
Atlas Financial Holdings, Inc.*	2,648	54,416
Baldwin & Lyons, Inc., Class B	2,467	59,085
Blue Capital Reinsurance Holdings Ltd.	1,666	20,075

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Citizens, Inc.* (a)	13,157	$96,704
CNO Financial Group, Inc.	44,617	1,101,594
Crawford & Co., Class B	3,649	35,103
Donegal Group, Inc., Class A	2,087	36,105
eHealth, Inc.*	4,199	72,937
EMC Insurance Group, Inc.	2,234	64,093
Employers Holdings, Inc.	8,687	385,703
Enstar Group Ltd.*	3,082	618,712
FBL Financial Group, Inc., Class A	2,846	198,224
Federated National Holding Co.	3,871	64,142
Genworth Financial, Inc., Class A*	133,923	416,501
Global Indemnity Ltd.*	2,442	102,613
Greenlight Capital Re Ltd., Class A*	8,375	168,338
Hallmark Financial Services, Inc.*	3,722	38,820
HCI Group, Inc.	2,345	70,115
Health Insurance Innovations, Inc., Class A* (a)	3,024	75,449
Heritage Insurance Holdings, Inc. (a)	5,520	99,470
Horace Mann Educators Corp.	11,351	500,579
Independence Holding Co.	1,986	54,516
Infinity Property & Casualty Corp.	2,917	309,202
Investors Title Co.	389	77,158
James River Group Holdings Ltd.	6,673	266,987
Kemper Corp.	10,867	748,736
Kingstone Cos., Inc.	2,411	45,327
Kinsale Capital Group, Inc.	3,916	176,220
Maiden Holdings Ltd.	16,493	108,854
MBIA, Inc.*	23,846	174,553
National General Holdings Corp.	13,532	265,768
National Western Life Group, Inc., Class A	649	214,832
Navigators Group, Inc. (The)	5,561	270,821
NI Holdings, Inc.*	2,766	46,967
Primerica, Inc.	12,052	1,223,881
RLI Corp. (a)	10,594	642,632
Safety Insurance Group, Inc.	4,059	326,344
Selective Insurance Group, Inc.	15,799	927,401
State Auto Financial Corp.	4,213	122,683
Stewart Information Services Corp.	5,755	243,436
Third Point Reinsurance Ltd.*	22,677	332,218
Trupanion, Inc.* (a)	6,048	177,025
United Fire Group, Inc.	5,806	264,637
United Insurance Holdings Corp.	5,929	102,275
Universal Insurance Holdings, Inc.	8,866	242,485
WMIH Corp.*	55,700	47,295

		13,623,891

Internet & Direct Marketing Retail 0.4%
1-800-Flowers.com, Inc., Class A*	7,592	81,234
Duluth Holdings, Inc., Class B* (a)	2,682	47,874
FTD Cos., Inc.*	4,891	35,166
Gaia, Inc.*	2,204	27,330
Groupon, Inc.* (a)	93,859	478,681
HSN, Inc.	513	20,699
Lands’ End, Inc.* (a)	3,589	70,165
Liberty TripAdvisor Holdings, Inc., Class A*	20,267	191,016
Nutrisystem, Inc.	8,143	428,322
Overstock.com, Inc.* (a)	4,483	286,464
PetMed Express, Inc.	5,430	247,065
Shutterfly, Inc.*	8,697	432,676

		2,346,692

19

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet Software & Services 3.1%
2U, Inc.*	13,017	$839,727
Alarm.com Holdings, Inc.*	5,456	205,964
Alteryx, Inc., Class A*	6,309	159,428
Amber Road, Inc.*	5,389	39,555
Appfolio, Inc., Class A*	2,500	103,750
Apptio, Inc., Class A*	6,541	153,844
Bazaarvoice, Inc.*	22,666	123,530
Benefitfocus, Inc.* (a)	4,298	116,046
Blucora, Inc.*	11,650	257,465
Box, Inc., Class A*	22,279	470,532
Brightcove, Inc.*	8,456	60,038
Carbonite, Inc.*	6,741	169,199
Care.com, Inc.*	3,713	66,983
Cars.com, Inc.*	19,795	570,888
ChannelAdvisor Corp.*	6,542	58,878
Cimpress NV*	6,845	820,579
Cloudera, Inc.*	26,156	432,097
CommerceHub, Inc., Series A* (a)	3,743	82,309
CommerceHub, Inc., Series C*	7,768	159,943
Cornerstone OnDemand, Inc.*	14,347	506,880
Coupa Software, Inc.*	8,578	267,805
DHI Group, Inc.*	13,913	26,435
Endurance International Group Holdings, Inc.*	16,453	138,205
Envestnet, Inc.*	11,688	582,647
Etsy, Inc.*	32,772	670,187
Five9, Inc.*	14,461	359,790
Gogo, Inc.* (a)	15,870	179,014
GrubHub, Inc.* (a)	23,312	1,673,802
GTT Communications, Inc.* (a)	8,335	391,328
Hortonworks, Inc.*	13,931	280,152
Instructure, Inc.*	5,728	189,597
Internap Corp.* (a)	5,384	84,583
j2 Global, Inc. (a)	12,720	954,382
Leaf Group Ltd.*	3,044	30,136
Limelight Networks, Inc.*	19,185	84,606
Liquidity Services, Inc.*	6,029	29,241
LivePerson, Inc.*	15,061	173,202
Meet Group, Inc. (The)*	18,244	51,448
MINDBODY, Inc., Class A*	11,747	357,696
MuleSoft, Inc., Class A*	6,811	158,424
New Relic, Inc.*	8,324	480,877
NIC, Inc.	17,734	294,384
Nutanix, Inc., Class A* (a)	29,103	1,026,754
Okta, Inc.*	5,127	131,302
Ominto, Inc.* (a)	3,729	12,641
Q2 Holdings, Inc.*	8,450	311,383
QuinStreet, Inc.*	10,559	88,484
Quotient Technology, Inc.*	19,872	233,496
Reis, Inc.	2,566	52,988
SendGrid, Inc.*	1,985	47,580
Shutterstock, Inc.*	5,029	216,398
SPS Commerce, Inc.*	4,627	224,826
Stamps.com, Inc.*	4,440	834,720
TechTarget, Inc.*	4,854	67,568
Tintri, Inc.*	3,530	18,003
Trade Desk, Inc. (The), Class A* (a)	6,510	297,702
TrueCar, Inc.* (a)	19,157	214,558
Tucows, Inc., Class A* (a)	2,404	168,400
Twilio, Inc., Class A* (a)	17,169	405,188
Veritone, Inc.* (a)	615	14,268

Common Stocks (continued)

	Shares	Value

Internet Software & Services (continued)
Web.com Group, Inc.*	10,360	$225,848
XO Group, Inc.*	7,040	129,958
Yelp, Inc.*	21,727	911,665
Yext, Inc.* (a)	5,816	69,966

		18,559,272

IT Services 1.8%
Acxiom Corp.*	21,752	599,485
Blackhawk Network Holdings, Inc.*	14,962	533,395
CACI International, Inc., Class A*	6,683	884,495
Cardtronics plc, Class A*	12,658	234,426
Cass Information Systems, Inc.	3,304	192,326
Convergys Corp. (a)	25,727	604,585
CSG Systems International, Inc.	9,154	401,128
EPAM Systems, Inc.*	13,456	1,445,578
Everi Holdings, Inc.*	17,121	129,092
EVERTEC, Inc.	16,736	228,446
ExlService Holdings, Inc.*	8,866	535,063
Hackett Group, Inc. (The)	6,466	101,581
Information Services Group, Inc.* (a)	8,575	35,758
ManTech International Corp., Class A	6,925	347,566
MAXIMUS, Inc.	17,293	1,237,833
MoneyGram International, Inc.*	7,926	104,465
Perficient, Inc.*	9,600	183,072
Presidio, Inc.*	6,122	117,359
Science Applications International Corp.	11,648	891,887
ServiceSource International, Inc.*	20,338	62,845
StarTek, Inc.*	2,804	27,956
Sykes Enterprises, Inc.*	10,532	331,231
Syntel, Inc.*	9,085	208,864
TeleTech Holdings, Inc.	3,824	153,916
Travelport Worldwide Ltd.	34,317	448,523
Unisys Corp.* (a)	13,690	111,574
Virtusa Corp.*	7,466	329,101

		10,481,550

Leisure Products 0.3%
Acushnet Holdings Corp.	6,901	145,473
American Outdoor Brands Corp.* (a)	14,912	191,470
Callaway Golf Co.	25,327	352,805
Clarus Corp.*	5,305	41,644
Escalade, Inc.	2,567	31,574
Johnson Outdoors, Inc., Class A	1,294	80,345
Malibu Boats, Inc., Class A*	5,525	164,258
Marine Products Corp.	2,687	34,232
MCBC Holdings, Inc.*	4,935	109,656
Nautilus, Inc.* (a)	8,404	112,193
Sturm Ruger & Co., Inc.	4,687	261,769
Vista Outdoor, Inc.*	15,494	225,748

		1,751,167

Life Sciences Tools & Services 0.5%
Accelerate Diagnostics, Inc.* (a)	6,996	183,295
Cambrex Corp.*	8,984	431,232
Enzo Biochem, Inc.*	10,845	88,387
Fluidigm Corp.*	10,796	63,588
INC Research Holdings, Inc., Class A*	14,943	651,515
Luminex Corp.	10,977	216,247
Medpace Holdings, Inc.*	2,098	76,074
NanoString Technologies, Inc.*	5,943	44,394
NeoGenomics, Inc.*	14,928	132,262

20

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Life Sciences Tools & Services (continued)
Pacific Biosciences of California, Inc.* (a)	29,144	$76,940
PRA Health Sciences, Inc.*	13,415	1,221,704

		3,185,638

Machinery 3.7%
Actuant Corp., Class A (a)	16,394	414,768
Alamo Group, Inc.	2,619	295,607
Albany International Corp., Class A	7,893	485,025
Altra Industrial Motion Corp.	7,956	400,982
American Railcar Industries, Inc. (a)	2,076	86,445
Astec Industries, Inc.	5,946	347,841
Barnes Group, Inc.	13,768	871,101
Blue Bird Corp.*	1,865	37,113
Briggs & Stratton Corp.	11,602	294,343
Chart Industries, Inc.*	8,497	398,169
CIRCOR International, Inc.	4,440	216,139
Columbus McKinnon Corp.	5,836	233,323
Commercial Vehicle Group, Inc.*	6,681	71,420
DMC Global, Inc.	3,648	91,382
Douglas Dynamics, Inc. (a)	5,970	225,666
Eastern Co. (The)	1,443	37,734
Energy Recovery, Inc.* (a)	9,555	83,606
EnPro Industries, Inc.	5,833	545,444
ESCO Technologies, Inc.	7,024	423,196
ExOne Co. (The)* (a)	3,398	28,543
Federal Signal Corp.	16,081	323,067
Franklin Electric Co., Inc.	12,733	584,445
FreightCar America, Inc.	3,153	53,853
Gencor Industries, Inc.*	2,050	33,927
Global Brass & Copper Holdings, Inc.	5,870	194,297
Gorman-Rupp Co. (The)	4,751	148,279
Graham Corp.	2,668	55,841
Greenbrier Cos., Inc. (The) (a)	7,334	390,902
Hardinge, Inc.	3,078	53,619
Harsco Corp.*	22,255	415,056
Hillenbrand, Inc.	16,627	743,227
Hurco Cos., Inc.	1,695	71,529
Hyster-Yale Materials Handling, Inc.	2,773	236,149
John Bean Technologies Corp.	8,462	937,590
Kadant, Inc.	3,027	303,911
Kennametal, Inc.	21,439	1,037,862
LB Foster Co., Class A*	2,173	58,997
Lindsay Corp.	2,867	252,869
Lydall, Inc.*	4,488	227,766
Manitowoc Co., Inc. (The)*	8,770	345,012
Meritor, Inc.*	23,028	540,237
Milacron Holdings Corp.*	15,111	289,225
Miller Industries, Inc.	2,894	74,665
Mueller Industries, Inc.	15,662	554,905
Mueller Water Products, Inc., Class A	42,387	531,109
Navistar International Corp.*	13,695	587,242
NN, Inc.	7,408	204,461
Omega Flex, Inc.	707	50,487
Proto Labs, Inc.*	6,811	701,533
RBC Bearings, Inc.*	6,347	802,261
REV Group, Inc.	6,176	200,905
Rexnord Corp.*	28,587	743,834
Spartan Motors, Inc.	8,974	141,341
SPX Corp.*	11,473	360,137
SPX FLOW, Inc.*	11,457	544,780
Standex International Corp.	3,420	348,327

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Sun Hydraulics Corp.	6,474	$418,803
Tennant Co. (a)	4,891	355,331
Titan International, Inc.	13,444	173,159
TriMas Corp.*	12,597	336,970
Twin Disc, Inc.*	2,183	58,002
Wabash National Corp. (a)	16,105	349,479
Watts Water Technologies, Inc., Class A	7,668	582,385
Woodward, Inc.	14,139	1,082,199

		22,087,822

Marine 0.1%
Costamare, Inc.	12,782	73,752
Eagle Bulk Shipping, Inc.*	10,168	45,553
Genco Shipping & Trading Ltd.* (a)	1,945	25,907
Matson, Inc.	11,619	346,711
Navios Maritime Holdings, Inc.*	23,621	28,345
Safe Bulkers, Inc.*	12,493	40,352
Scorpio Bulkers, Inc.	16,629	123,055

		683,675

Media 1.4%
AMC Entertainment Holdings, Inc., Class A	14,991	226,364
Beasley Broadcast Group, Inc., Class A (a)	1,294	17,340
Central European Media Enterprises Ltd., Class A* (a)	23,828	110,800
Clear Channel Outdoor Holdings, Inc., Class A	9,888	45,485
Daily Journal Corp.* (a)	288	66,303
Emerald Expositions Events, Inc.	4,381	89,110
Entercom Communications Corp., Class A	34,709	374,857
Entravision Communications Corp., Class A	18,145	129,737
Eros International plc* (a)	7,144	68,940
EW Scripps Co. (The), Class A*	16,087	251,440
Gannett Co., Inc.	29,717	344,420
Global Eagle Entertainment, Inc.* (a)	12,637	28,939
Gray Television, Inc.*	17,777	297,765
Hemisphere Media Group, Inc.*	4,263	49,238
IMAX Corp.*	15,401	356,533
Liberty Media Corp.-Liberty Braves, Class C*	9,311	206,890
Liberty Media Corp-Liberty Braves, Class A*	2,539	55,985
Loral Space & Communications, Inc.*	3,569	157,214
MDC Partners, Inc., Class A*	14,886	145,138
Meredith Corp.	10,672	704,886
MSG Networks, Inc., Class A*	16,570	335,543
National CineMedia, Inc.	17,480	119,913
New Media Investment Group, Inc.	14,450	242,471
New York Times Co. (The), Class A	34,452	637,362
Nexstar Media Group, Inc., Class A	11,721	916,582
Reading International, Inc., Class A*	4,801	80,177
Saga Communications, Inc., Class A	966	39,075
Salem Media Group, Inc.	2,950	13,275
Scholastic Corp.	7,873	315,786
Sinclair Broadcast Group, Inc., Class A	19,044	720,815
Time, Inc.	26,940	497,043
Townsquare Media, Inc., Class A*	2,680	20,582
tronc, Inc.*	5,611	98,697
WideOpenWest, Inc.* (a)	5,847	61,803
World Wrestling Entertainment, Inc., Class A (a)	10,737	328,337

		8,154,845

21

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Metals & Mining 1.3%
AK Steel Holding Corp.* (a)	86,989	$492,358
Allegheny Technologies, Inc.* (a)	34,412	830,706
Ampco-Pittsburgh Corp.	2,249	27,888
Carpenter Technology Corp.	12,743	649,766
Century Aluminum Co.*	13,432	263,804
Cleveland-Cliffs, Inc.* (a)	82,314	593,484
Coeur Mining, Inc.*	49,851	373,882
Commercial Metals Co.	31,728	676,441
Compass Minerals International, Inc. (a)	9,298	671,780
Gold Resource Corp.	13,761	60,548
Haynes International, Inc.	3,334	106,855
Hecla Mining Co.	108,714	431,595
Kaiser Aluminum Corp.	4,546	485,740
Klondex Mines Ltd.* (a)	47,278	123,396
Materion Corp.	5,522	268,369
Olympic Steel, Inc.	2,552	54,842
Ramaco Resources, Inc.* (a)	1,586	10,912
Ryerson Holding Corp.*	4,788	49,795
Schnitzer Steel Industries, Inc., Class A	7,222	241,937
SunCoke Energy, Inc.*	17,382	208,410
TimkenSteel Corp.* (a)	11,109	168,746
Warrior Met Coal, Inc. (a)	8,305	208,871
Worthington Industries, Inc.	11,521	507,615

		7,507,740

Mortgage Real Estate Investment Trusts (REITs) 0.8%
AG Mortgage Investment Trust, Inc.	7,667	145,750
Anworth Mortgage Asset Corp.	27,665	150,498
Apollo Commercial Real Estate Finance, Inc.	28,935	533,851
Ares Commercial Real Estate Corp.	7,872	101,549
ARMOUR Residential REIT, Inc.	9,872	253,908
Capstead Mortgage Corp.	26,648	230,505
Cherry Hill Mortgage Investment Corp.	3,246	58,395
CYS Investments, Inc.	42,210	338,946
Dynex Capital, Inc.	11,710	82,087
Ellington Residential Mortgage REIT	3,108	37,420
Granite Point Mortgage Trust, Inc.	11,805	209,421
Great Ajax Corp.	4,968	68,658
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,755	330,945
Invesco Mortgage Capital, Inc.	30,704	547,452
KKR Real Estate Finance Trust, Inc.	2,858	57,189
Ladder Capital Corp.	21,519	293,304
MTGE Investment Corp.	12,742	235,727
New York Mortgage Trust, Inc.	32,353	199,618
Orchid Island Capital, Inc.	12,372	114,812
Owens Realty Mortgage, Inc.	2,719	43,531
PennyMac Mortgage Investment Trust	18,089	290,690
Redwood Trust, Inc.	21,291	315,533
Resource Capital Corp.	8,641	80,966
Sutherland Asset Management Corp.	4,918	74,508
TPG RE Finance Trust, Inc.	3,161	60,217
Western Asset Mortgage Capital Corp.	11,868	118,087

		4,973,567

Multiline Retail 0.3%
Big Lots, Inc.	10,607	595,583
Dillard’s, Inc., Class A (a)	3,843	230,772
Fred’s, Inc., Class A (a)	9,854	39,909
JC Penney Co., Inc.* (a)	84,080	265,693
Ollie’s Bargain Outlet Holdings, Inc.*	12,822	682,771

Common Stocks (continued)

	Shares	Value

Multiline Retail (continued)
Sears Holdings Corp.* (a)	3,038	$10,876

		1,825,604

Multi-Utilities 0.5%
Avista Corp.	17,356	893,660
Black Hills Corp.	14,651	880,672
NorthWestern Corp.	12,860	767,742
Unitil Corp.	3,797	173,219

		2,715,293

Oil, Gas & Consumable Fuels 2.4%
Abraxas Petroleum Corp.*	45,000	110,700
Adams Resources & Energy, Inc.	528	22,968
Approach Resources, Inc.* (a)	11,578	34,271
Arch Coal, Inc., Class A	5,164	481,078
Ardmore Shipping Corp.*	7,389	59,112
Bill Barrett Corp.*	21,675	111,193
Bonanza Creek Energy, Inc.*	5,489	151,442
California Resources Corp.* (a)	11,668	226,826
Callon Petroleum Co.* (a)	55,623	675,819
Carrizo Oil & Gas, Inc.* (a)	21,359	454,520
Clean Energy Fuels Corp.*	36,715	74,531
Cloud Peak Energy, Inc.*	20,084	89,374
Contango Oil & Gas Co.*	6,916	32,574
CVR Energy, Inc. (a)	4,318	160,802
Delek US Energy, Inc.	20,999	733,705
Denbury Resources, Inc.* (a)	108,019	238,722
DHT Holdings, Inc.	21,992	78,951
Dorian LPG Ltd.*	6,075	49,936
Earthstone Energy, Inc., Class A*	5,686	60,442
Eclipse Resources Corp.*	23,578	56,587
Energy XXI Gulf Coast, Inc.*	8,025	46,063
EP Energy Corp., Class A* (a)	10,616	25,054
Evolution Petroleum Corp.	7,888	54,033
Frontline Ltd. (a)	21,224	97,418
GasLog Ltd. (a)	11,050	245,862
Gastar Exploration, Inc.* (a)	49,209	51,669
Gener8 Maritime, Inc.*	12,684	83,968
Golar LNG Ltd.	26,487	789,577
Green Plains, Inc.	10,990	185,181
Halcon Resources Corp.* (a)	35,830	271,233
Hallador Energy Co.	3,995	24,330
International Seaways, Inc.*	7,863	145,151
Isramco, Inc.* (a)	232	24,279
Jagged Peak Energy, Inc.* (a)	15,787	249,119
Jones Energy, Inc., Class A* (a)	16,948	18,643
Lilis Energy, Inc.* (a)	11,287	57,677
Matador Resources Co.*	25,512	794,189
Midstates Petroleum Co., Inc.*	3,083	51,116
NACCO Industries, Inc., Class A	1,027	38,667
Navios Maritime Acquisition Corp.	22,206	24,649
Nordic American Tankers Ltd. (a)	26,381	64,897
Oasis Petroleum, Inc.*	70,869	596,008
Overseas Shipholding Group, Inc., Class A*	14,566	39,911
Pacific Ethanol, Inc.*	11,141	50,692
Panhandle Oil and Gas, Inc., Class A	4,465	91,756
Par Pacific Holdings, Inc.*	8,446	162,839
PDC Energy, Inc.*	18,138	934,833
Peabody Energy Corp.*	18,012	709,132
Penn Virginia Corp.* (a)	3,855	150,769
Renewable Energy Group, Inc.*	10,235	120,773

22

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Resolute Energy Corp.* (a)	5,880	$185,044
REX American Resources Corp.*	1,643	136,024
Ring Energy, Inc.*	13,529	188,053
Rosehill Resources, Inc.* (a)	1,124	8,835
Sanchez Energy Corp.* (a)	14,335	76,119
SandRidge Energy, Inc.*	9,443	198,964
Scorpio Tankers, Inc.	65,050	198,402
SemGroup Corp., Class A (a)	18,372	554,834
Ship Finance International Ltd. (a)	16,676	258,478
SilverBow Resources, Inc.*	1,891	56,201
SRC Energy, Inc.*	64,607	551,098
Stone Energy Corp.* (a)	5,286	169,998
Teekay Corp.	15,309	142,680
Teekay Tankers Ltd., Class A	43,549	60,969
Tellurian, Inc.* (a)	16,029	156,122
Ultra Petroleum Corp.*	54,047	489,666
Uranium Energy Corp.* (a)	36,305	64,260
W&T Offshore, Inc.*	25,685	85,017
Westmoreland Coal Co.* (a)	5,529	6,690
WildHorse Resource Development Corp.* (a)	12,585	231,690

		13,922,185

Paper & Forest Products 0.6%
Boise Cascade Co.	10,471	417,793
Clearwater Paper Corp.*	4,475	203,165
Deltic Timber Corp.	2,978	272,636
KapStone Paper and Packaging Corp.	23,870	541,610
Louisiana-Pacific Corp.*	39,842	1,046,251
Neenah Paper, Inc.	4,466	404,843
PH Glatfelter Co.	12,071	258,802
Schweitzer-Mauduit International, Inc.	8,409	381,432
Verso Corp., Class A*	9,199	161,627

		3,688,159

Personal Products 0.2%
elf Beauty, Inc.* (a)	5,605	125,047
Inter Parfums, Inc.	4,707	204,519
Medifast, Inc.	3,005	209,779
Natural Health Trends Corp. (a)	2,130	32,355
Nature’s Sunshine Products, Inc.	2,743	31,682
Revlon, Inc., Class A* (a)	3,355	73,139
USANA Health Sciences, Inc.*	3,140	232,517

		909,038

Pharmaceuticals 2.2%
Aclaris Therapeutics, Inc.*	6,043	149,020
Aerie Pharmaceuticals, Inc.*	9,055	541,036
Akcea Therapeutics, Inc.* (a)	3,922	68,086
Amphastar Pharmaceuticals, Inc.*	9,937	191,188
ANI Pharmaceuticals, Inc.*	2,129	137,214
Aratana Therapeutics, Inc.*	10,172	53,505
Assembly Biosciences, Inc.*	4,358	197,200
Catalent, Inc.*	36,155	1,485,248
Clearside Biomedical, Inc.* (a)	5,569	38,983
Collegium Pharmaceutical, Inc.* (a)	7,080	130,697
Corcept Therapeutics, Inc.* (a)	25,166	454,498
Corium International, Inc.*	6,871	66,030
Depomed, Inc.*	15,558	125,242
Dermira, Inc.*	10,294	286,276
Dova Pharmaceuticals, Inc.* (a)	1,216	35,021

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Durect Corp.*	34,753	$32,035
Horizon Pharma plc*	43,904	640,998
Impax Laboratories, Inc.*	20,321	338,345
Innoviva, Inc.*	20,565	291,817
Intersect ENT, Inc.*	7,093	229,813
Intra-Cellular Therapies, Inc.*	11,295	163,552
Kala Pharmaceuticals, Inc.* (a)	2,020	37,350
Lannett Co., Inc.* (a)	7,741	179,591
Medicines Co. (The)* (a)	19,045	520,690
Melinta Therapeutics, Inc.*	2,493	39,389
MyoKardia, Inc.*	5,414	227,929
Nektar Therapeutics*	40,235	2,402,834
Neos Therapeutics, Inc.*	6,952	70,910
Novus Therapeutics, Inc.*	1	4
Ocular Therapeutix, Inc.* (a)	5,426	24,146
Omeros Corp.* (a)	11,975	232,674
Optinose, Inc.* (a)	1,041	19,675
Pacira Pharmaceuticals, Inc.*	10,618	484,712
Paratek Pharmaceuticals, Inc.*	6,356	113,772
Phibro Animal Health Corp., Class A	5,264	176,344
Prestige Brands Holdings, Inc.*	14,636	649,985
Reata Pharmaceuticals, Inc., Class A*	2,964	83,941
Revance Therapeutics, Inc.*	6,332	226,369
Sienna Biopharmaceuticals, Inc.* (a)	1,159	21,036
Sucampo Pharmaceuticals, Inc., Class A*	6,484	116,388
Supernus Pharmaceuticals, Inc.*	13,080	521,238
Teligent, Inc.* (a)	11,151	40,478
Tetraphase Pharmaceuticals, Inc.*	13,388	84,344
TherapeuticsMD, Inc.* (a)	44,618	269,493
Theravance Biopharma, Inc.* (a)	11,615	323,942
WaVe Life Sciences Ltd.* (a)	3,196	112,180
Zogenix, Inc.*	9,209	368,821
Zynerba Pharmaceuticals, Inc.*	3,095	38,749

		13,042,788

Professional Services 1.2%
Acacia Research Corp.*	13,289	53,820
Barrett Business Services, Inc.	1,876	120,983
BG Staffing, Inc.	1,931	30,780
CBIZ, Inc.*	14,188	219,205
Cogint, Inc.* (a)	6,260	27,544
CRA International, Inc.	2,376	106,801
Exponent, Inc.	6,963	495,069
Forrester Research, Inc.	2,825	124,865
Franklin Covey Co.*	3,130	64,947
FTI Consulting, Inc.*	10,009	429,987
GP Strategies Corp.*	3,541	82,151
Heidrick & Struggles International, Inc.	4,881	119,829
Hill International, Inc.*	9,162	49,933
Huron Consulting Group, Inc.*	5,854	236,794
ICF International, Inc.*	4,935	259,088
Insperity, Inc.	9,880	566,618
Kelly Services, Inc., Class A	8,155	222,387
Kforce, Inc.	6,656	168,064
Korn/Ferry International	13,823	571,996
Mistras Group, Inc.*	4,764	111,811
Navigant Consulting, Inc.*	11,820	229,426
On Assignment, Inc.*	13,441	863,853
Resources Connection, Inc.	7,469	115,396
RPX Corp.	12,452	167,355
TriNet Group, Inc.*	11,099	492,130

23

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services (continued)
TrueBlue, Inc.*	11,290	$310,475
WageWorks, Inc.*	10,902	675,924
Willdan Group, Inc.*	2,044	48,933

		6,966,164

Real Estate Management & Development 0.4%
Altisource Portfolio Solutions SA*	3,287	92,036
Consolidated-Tomoka Land Co.	1,132	71,882
Forestar Group, Inc.* (a)	2,283	50,226
FRP Holdings, Inc.*	1,755	77,659
HFF, Inc., Class A	10,085	490,534
Kennedy-Wilson Holdings, Inc. (a)	33,163	575,378
Marcus & Millichap, Inc.*	4,521	147,430
Maui Land & Pineapple Co., Inc.*	1,716	29,687
RE/MAX Holdings, Inc., Class A	4,935	239,347
Redfin Corp.* (a)	3,117	97,624
RMR Group, Inc. (The), Class A	1,992	118,126
St Joe Co. (The)* (a)	10,884	196,456
Stratus Properties, Inc.	1,635	48,560
Tejon Ranch Co.*	4,295	89,164
Transcontinental Realty Investors, Inc.*	477	14,940
Trinity Place Holdings, Inc.*	4,227	29,378

		2,368,427

Road & Rail 0.9%
ArcBest Corp.	7,227	258,365
Avis Budget Group, Inc.*	19,552	857,942
Covenant Transportation Group, Inc., Class A*	3,228	92,740
Daseke, Inc.* (a)	5,378	76,852
Heartland Express, Inc.	12,990	303,186
Hertz Global Holdings, Inc.* (a)	14,920	329,732
Knight-Swift Transportation Holdings, Inc.	33,912	1,482,633
Marten Transport Ltd.	10,573	214,632
Roadrunner Transportation Systems, Inc.*	7,839	60,439
Saia, Inc.*	6,781	479,756
Schneider National, Inc., Class B	10,760	307,306
Universal Logistics Holdings, Inc.	2,002	47,547
Werner Enterprises, Inc.	13,069	505,117
YRC Worldwide, Inc.*	8,704	125,163

		5,141,410

Semiconductors & Semiconductor Equipment 3.0%
Advanced Energy Industries, Inc.*	10,892	734,992
Alpha & Omega Semiconductor Ltd.*	5,016	82,062
Ambarella, Inc.*	8,935	524,931
Amkor Technology, Inc.*	28,196	283,370
Aquantia Corp.* (a)	1,557	17,641
Axcelis Technologies, Inc.*	8,095	232,326
AXT, Inc.*	9,947	86,539
Brooks Automation, Inc.	18,937	451,647
Cabot Microelectronics Corp.	6,851	644,542
CEVA, Inc.*	5,840	269,516
Cirrus Logic, Inc.*	17,320	898,215
Cohu, Inc.	7,295	160,125
Cree, Inc.*	26,394	980,273
CyberOptics Corp.*	1,847	27,705
Diodes, Inc.*	10,572	303,099
DSP Group, Inc.*	5,765	72,062
Entegris, Inc.	38,365	1,168,214
FormFactor, Inc.*	19,940	312,061

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
GSI Technology, Inc.*	3,715	$29,571
Ichor Holdings Ltd.*	5,055	124,353
Impinj, Inc.* (a)	4,875	109,834
Inphi Corp.* (a)	11,406	417,460
Integrated Device Technology, Inc.*	36,217	1,076,731
IXYS Corp.*	7,205	172,560
Kopin Corp.* (a)	17,193	55,018
Lattice Semiconductor Corp.*	32,797	189,567
MACOM Technology Solutions Holdings, Inc.* (a)	11,194	364,253
MaxLinear, Inc.*	16,290	430,382
MKS Instruments, Inc.	14,583	1,378,094
Monolithic Power Systems, Inc.	10,719	1,204,387
Nanometrics, Inc.*	6,413	159,812
NeoPhotonics Corp.* (a)	8,570	56,391
NVE Corp.	1,325	113,950
PDF Solutions, Inc.* (a)	7,403	116,227
Photronics, Inc.*	18,767	159,989
Pixelworks, Inc.*	7,653	48,443
Power Integrations, Inc.	7,892	580,457
Rambus, Inc.*	30,028	426,998
Rudolph Technologies, Inc.*	8,647	206,663
Semtech Corp.*	17,859	610,778
Sigma Designs, Inc.*	9,595	66,685
Silicon Laboratories, Inc.*	11,332	1,000,616
SMART Global Holdings, Inc.*	1,588	53,516
SunPower Corp.* (a)	16,168	136,296
Synaptics, Inc.* (a)	9,516	380,069
Ultra Clean Holdings, Inc.*	8,947	206,586
Veeco Instruments, Inc.*	12,719	188,877
Xcerra Corp.*	15,035	147,193
Xperi Corp.	13,222	322,617

		17,783,693

Software 3.4%
8x8, Inc.*	24,560	346,296
A10 Networks, Inc.*	13,871	107,084
ACI Worldwide, Inc.*	31,970	724,760
Agilysys, Inc.*	3,829	47,020
American Software, Inc., Class A	7,671	89,214
Aspen Technology, Inc.*	19,688	1,303,346
Barracuda Networks, Inc.*	6,814	187,385
Blackbaud, Inc.	13,055	1,233,567
Blackline, Inc.* (a)	4,395	144,156
Bottomline Technologies de, Inc.*	10,740	372,463
BroadSoft, Inc.*	8,305	455,944
Callidus Software, Inc.*	17,814	510,371
CommVault Systems, Inc.*	10,770	565,425
Digimarc Corp.* (a)	2,621	94,749
Ebix, Inc. (a)	6,476	513,223
Ellie Mae, Inc.*	9,276	829,274
Everbridge, Inc.* (a)	4,566	135,702
Fair Isaac Corp.	8,090	1,239,388
ForeScout Technologies, Inc.* (a)	1,187	37,853
Glu Mobile, Inc.*	26,810	97,588
HubSpot, Inc.*	9,368	828,131
Imperva, Inc.*	9,050	359,285
Majesco*	1,607	8,630
MicroStrategy, Inc., Class A*	2,555	335,471
Mitek Systems, Inc.*	8,175	73,166
MobileIron, Inc.*	16,147	62,973

24

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software (continued)
Model N, Inc.*	6,405	$100,879
Monotype Imaging Holdings, Inc.	11,312	272,619
Park City Group, Inc.* (a)	3,543	33,836
Paycom Software, Inc.* (a)	13,508	1,085,098
Paylocity Holding Corp.*	7,002	330,214
Pegasystems, Inc.	10,040	473,386
Progress Software Corp.	12,863	547,578
Proofpoint, Inc.* (a)	11,978	1,063,766
PROS Holdings, Inc.* (a)	7,002	185,203
QAD, Inc., Class A	2,776	107,848
Qualys, Inc.*	8,675	514,861
Rapid7, Inc.*	5,431	101,342
RealNetworks, Inc.*	5,890	20,144
RealPage, Inc.* (a)	16,102	713,319
RingCentral, Inc., Class A*	17,695	856,438
Rosetta Stone, Inc.*	5,169	64,457
Rubicon Project, Inc. (The)*	10,378	19,407
SecureWorks Corp., Class A*	2,550	22,618
Silver Spring Networks, Inc.*	11,620	188,709
Synchronoss Technologies, Inc.*	11,919	106,556
Telenav, Inc.*	8,919	49,055
TiVo Corp.	32,246	503,038
Upland Software, Inc.*	2,433	52,699
Varonis Systems, Inc.*	5,162	250,615
VASCO Data Security International, Inc.*	8,404	116,816
Verint Systems, Inc.*	17,146	717,560
VirnetX Holding Corp.* (a)	14,337	53,047
Workiva, Inc.*	6,702	143,423
Zendesk, Inc.*	27,203	920,550
Zix Corp.*	15,845	69,401

		20,386,946

Specialty Retail 2.1%
Aaron’s, Inc.	17,365	691,995
Abercrombie & Fitch Co., Class A (a)	18,935	330,037
American Eagle Outfitters, Inc.	44,320	833,216
America’s Car-Mart, Inc.*	2,066	92,247
Asbury Automotive Group, Inc.*	5,078	324,992
Ascena Retail Group, Inc.*	45,814	107,663
At Home Group, Inc.*	1,385	42,090
Barnes & Noble Education, Inc.*	11,115	91,588
Barnes & Noble, Inc.	16,750	112,225
Big 5 Sporting Goods Corp.	5,754	43,730
Boot Barn Holdings, Inc.*	2,842	47,206
Buckle, Inc. (The) (a)	7,835	186,081
Build-A-Bear Workshop, Inc.*	4,002	36,818
Caleres, Inc.	11,455	383,513
Camping World Holdings, Inc., Class A	8,695	388,927
Carvana Co.*	4,118	78,736
Cato Corp. (The), Class A	6,902	109,880
Chico’s FAS, Inc.	35,039	309,044
Children’s Place, Inc. (The)	4,682	680,529
Citi Trends, Inc.	3,064	81,073
Conn’s, Inc.* (a)	5,184	184,291
Container Store Group, Inc. (The)* (a)	3,978	18,856
DSW, Inc., Class A (a)	17,922	383,710
Express, Inc.*	20,882	211,952
Finish Line, Inc. (The), Class A	11,093	161,181
Five Below, Inc.*	14,790	980,873
Francesca’s Holdings Corp.* (a)	10,494	76,711
Genesco, Inc.*	5,307	172,478

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
GNC Holdings, Inc., Class A* (a)	19,014	$70,162
Group 1 Automotive, Inc.	5,455	387,141
Guess?, Inc.	16,389	276,646
Haverty Furniture Cos., Inc.	5,383	121,925
Hibbett Sports, Inc.*	5,798	118,279
J. Jill, Inc.*	3,108	24,242
Kirkland’s, Inc.*	4,499	53,831
Lithia Motors, Inc., Class A	6,445	732,088
Lumber Liquidators Holdings, Inc.*	7,630	239,506
MarineMax, Inc.*	5,842	110,414
Monro, Inc. (a)	8,727	497,003
National Vision Holdings, Inc.*	4,530	183,963
Office Depot, Inc.	141,095	499,476
Party City Holdco, Inc.* (a)	7,495	104,555
Pier 1 Imports, Inc.	21,722	89,929
Rent-A-Center, Inc. (a)	11,783	130,791
Restoration Hardware Holdings, Inc.*	5,526	476,397
Shoe Carnival, Inc.	3,036	81,213
Sleep Number Corp.*	10,361	389,470
Sonic Automotive, Inc., Class A	7,224	133,283
Sportsman’s Warehouse Holdings, Inc.* (a)	9,825	64,943
Tailored Brands, Inc.	13,484	294,356
Tile Shop Holdings, Inc.	11,407	109,507
Tilly’s, Inc., Class A	3,722	54,937
Vitamin Shoppe, Inc.*	6,588	28,987
Winmark Corp.	644	83,334
Zumiez, Inc.*	5,144	107,124

		12,625,144

Technology Hardware, Storage & Peripherals 0.4%
3D Systems Corp.* (a)	29,577	255,545
Avid Technology, Inc.*	9,016	48,596
CPI Card Group, Inc. (a)	1,165	4,276
Cray, Inc.*	11,135	269,467
Diebold Nixdorf, Inc. (a)	20,958	342,663
Eastman Kodak Co.* (a)	4,380	13,578
Electronics For Imaging, Inc.*	12,746	376,389
Immersion Corp.* (a)	7,545	53,268
Intevac, Inc.*	5,135	35,175
Pure Storage, Inc., Class A*	26,286	416,896
Quantum Corp.* (a)	7,490	42,169
Stratasys Ltd.*	13,831	276,067
Super Micro Computer, Inc.*	10,833	226,680
USA Technologies, Inc.*	12,655	123,386

		2,484,155

Textiles, Apparel & Luxury Goods 0.8%
Columbia Sportswear Co.	8,013	575,974
Crocs, Inc.*	17,844	225,548
Culp, Inc.	2,790	93,465
Deckers Outdoor Corp.*	8,402	674,261
Delta Apparel, Inc.*	1,951	39,410
Fossil Group, Inc.* (a)	11,708	90,971
G-III Apparel Group Ltd.*	11,918	439,655
Iconix Brand Group, Inc.*	13,827	17,837
Movado Group, Inc. (a)	4,311	138,814
Oxford Industries, Inc.	4,462	335,498
Perry Ellis International, Inc.*	3,687	92,323
Sequential Brands Group, Inc.*	10,888	19,381
Steven Madden Ltd.*	16,193	756,213
Superior Uniform Group, Inc.	2,189	58,468

25

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Unifi, Inc.*	4,358	$156,321
Vera Bradley, Inc.*	5,826	70,961
Wolverine World Wide, Inc.	25,874	824,863

		4,609,963

Thrifts & Mortgage Finance 2.2%
Bank Mutual Corp.	12,056	128,396
BankFinancial Corp.	4,109	63,032
Bear State Financial, Inc.	6,202	63,446
Beneficial Bancorp, Inc.	18,931	311,415
BofI Holding, Inc.* (a)	16,168	483,423
Capitol Federal Financial, Inc.	35,355	474,111
Charter Financial Corp.	3,383	59,338
Clifton Bancorp, Inc.	5,904	100,958
Dime Community Bancshares, Inc.	8,670	181,637
Entegra Financial Corp.*	1,756	51,363
ESSA Bancorp, Inc.	2,063	32,327
Essent Group Ltd.*	21,978	954,285
Federal Agricultural Mortgage Corp., Class C	2,468	193,096
First Defiance Financial Corp.	2,805	145,776
Flagstar Bancorp, Inc.*	5,835	218,346
Greene County Bancorp, Inc. (a)	680	22,168
Hingham Institution for Savings	342	70,794
Home Bancorp, Inc.	1,526	65,954
HomeStreet, Inc.*	6,842	198,076
Impac Mortgage Holdings, Inc.* (a)	3,408	34,625
Kearny Financial Corp.	19,398	280,301
LendingTree, Inc.* (a)	1,754	597,149
Malvern Bancorp, Inc.*	1,666	43,649
Merchants Bancorp	1,288	25,348
Meridian Bancorp, Inc.	13,076	269,366
Meta Financial Group, Inc.	2,413	223,564
MGIC Investment Corp.*	100,604	1,419,522
Nationstar Mortgage Holdings, Inc.*	7,964	147,334
NMI Holdings, Inc., Class A*	15,382	261,494
Northfield Bancorp, Inc.	11,907	203,372
Northwest Bancshares, Inc.	26,072	436,185
OceanFirst Financial Corp.	8,514	223,493
Ocwen Financial Corp.* (a)	28,668	89,731
Oritani Financial Corp.	10,911	178,940
PCSB Financial Corp.*	4,898	93,307
PennyMac Financial Services, Inc., Class A*	3,934	87,925
PHH Corp.*	7,873	81,092
Provident Bancorp, Inc.*	1,146	30,312
Provident Financial Holdings, Inc.	1,686	31,022
Provident Financial Services, Inc.	16,987	458,139
Prudential Bancorp, Inc.	2,073	36,485
Radian Group, Inc.	58,670	1,209,189
Riverview Bancorp, Inc.	6,526	56,580
SI Financial Group, Inc.	2,754	40,484
Southern Missouri Bancorp, Inc.	2,003	75,293
Territorial Bancorp, Inc.	2,299	70,970
Timberland Bancorp, Inc.	1,610	42,746
TrustCo Bank Corp.	25,205	231,886
United Community Financial Corp.	13,379	122,150
United Financial Bancorp, Inc.	13,575	239,463
Walker & Dunlop, Inc.*	7,634	362,615
Washington Federal, Inc.	23,033	788,880
Waterstone Financial, Inc.	7,283	124,175
Western New England Bancorp, Inc.	6,870	74,883

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
WSFS Financial Corp.	8,347	$399,404

		12,909,014

Tobacco 0.2%
Turning Point Brands, Inc.	1,623	34,294
Universal Corp.	6,825	358,312
Vector Group Ltd. (a)	26,921	602,492

		995,098

Trading Companies & Distributors 1.4%
Aircastle Ltd.	12,870	301,029
Applied Industrial Technologies, Inc.	10,311	702,179
Beacon Roofing Supply, Inc.*	18,057	1,151,314
BMC Stock Holdings, Inc.*	18,176	459,853
CAI International, Inc.*	4,330	122,626
DXP Enterprises, Inc.*	4,179	123,573
EnviroStar, Inc. (a)	891	35,640
Foundation Building Materials, Inc.*	3,956	58,509
GATX Corp.	9,881	614,203
GMS, Inc.*	7,618	286,742
H&E Equipment Services, Inc.	8,492	345,200
Herc Holdings, Inc.*	6,545	409,782
Huttig Building Products, Inc.* (a)	6,244	41,523
Kaman Corp.	7,600	447,184
Lawson Products, Inc.*	1,912	47,322
MRC Global, Inc.*	24,761	418,956
Nexeo Solutions, Inc.*	6,933	63,090
NOW, Inc.*	29,669	327,249
Rush Enterprises, Inc., Class A*	8,000	406,480
Rush Enterprises, Inc., Class B*	1,513	72,942
SiteOne Landscape Supply, Inc.*	9,141	701,115
Textainer Group Holdings Ltd.*	7,333	157,659
Titan Machinery, Inc.*	5,320	112,624
Triton International Ltd.*	12,590	471,495
Veritiv Corp.*	3,104	89,706
Willis Lease Finance Corp.*	1,215	30,339

		7,998,334

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	15,539	114,989

Water Utilities 0.4%
American States Water Co.	10,031	580,895
AquaVenture Holdings Ltd.* (a)	3,071	47,662
Artesian Resources Corp., Class A	2,024	78,045
Cadiz, Inc.* (a)	5,529	78,788
California Water Service Group	13,208	598,983
Connecticut Water Service, Inc.	3,010	172,804
Consolidated Water Co. Ltd.	4,111	51,799
Evoqua Water Technologies Corp.*	7,650	181,382
Global Water Resources, Inc. (a)	2,172	20,287
Middlesex Water Co.	4,238	169,139
Pure Cycle Corp.*	4,209	35,145
SJW Group	4,551	290,490
York Water Co. (The)	3,507	118,887

		2,424,306

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	10,206	229,635
Shenandoah Telecommunications Co.	12,790	432,302

26

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Wireless Telecommunication Services (continued)
Spok Holdings, Inc.	5,862	$91,741

		753,678

Total Common Stocks (cost $407,109,176)		569,892,853

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp., CVR* (b)(c)	37,889	56,834

Electronic Equipment, Instruments & Components 0.0%†
Gerber Scientific, Inc., CVR* (a)(b)(c)	8,390	0

Total Rights (cost $—)		56,834

Short-Term Investment 0.6%

	Shares

Money Market Fund 0.6%
Fidelity Investments Money Market Prime Money Market Portfolio - Institutional Class, 1.45% (d)	3,753,046	3,754,171

Total Short-Term Investment (cost $3,754,242)		3,754,171

Repurchase Agreements 8.1%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $2,736,931, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $2,791,229. (e)(f)	$2,736,499	2,736,499
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $25,003,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $25,500,005. (e)(f)	25,000,000	25,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $20,005,250, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $20,400,233. (e)(f)	$20,000,000	$20,000,000

Total Repurchase Agreements (cost $47,736,499)		47,736,499

Total Investments (cost $458,599,917) — 104.9%		621,440,357

Liabilities in excess of other assets — (4.9)%		(29,129,197)

NET ASSETS — 100.0%		$592,311,160

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $64,205,315, which was collateralized by cash used to purchase repurchase agreements with a total value of $47,736,499 and by $18,998,083 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% -8.00% and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $66,734,582.

(b)	Illiquid security (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)	Represents 7-day effective yield as of December 31, 2017.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $47,736,499.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

27

Statement of Investments (Continued)

December 31, 2017

NVIT Small Cap Index Fund (Continued)

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	272	3/2018	USD	20,896,400	141,577

					141,577

At December 31, 2017, the Fund had $771,400 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

28

Statement of Assets and Liabilities

December 31, 2017

NVIT Small Cap Index Fund
Assets:
Investment securities, at value* (cost $410,863,418)	$573,703,858
Repurchase agreements, at value (cost $47,736,499)	47,736,499
Cash	15,739,576
Deposits with broker for futures contracts	771,400
Interest and dividends receivable	820,020
Security lending income receivable	90,230
Receivable for investments sold	332,193
Receivable for capital shares issued	1,238,272
Prepaid expenses	884

Total Assets	640,432,932

Liabilities:
Payable for investments purchased	491
Payable for capital shares redeemed	149
Payable for variation margin on futures contracts	173,047
Payable upon return of securities loaned (Note 2)	47,736,499
Accrued expenses and other payables:
Investment advisory fees	95,073
Fund administration fees	23,624
Distribution fees	25,917
Administrative servicing fees	5,187
Accounting and transfer agent fees	1,458
Trustee fees	94
Custodian fees	2,809
Compliance program costs (Note 3)	557
Professional fees	20,598
Printing fees	8,564
Other	27,705

Total Liabilities	48,121,772

Net Assets	$592,311,160

Represented by:
Capital	$394,900,399
Accumulated undistributed net investment income	615,772
Accumulated net realized gains from investment securities and futures contracts	33,812,972
Net unrealized appreciation/(depreciation) in investment securities	162,840,440
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	141,577

Net Assets	$592,311,160

29

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Small Cap Index Fund
Net Assets:
Class II Shares	$125,904,270
Class Y Shares	466,406,890

Total	$592,311,160

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	9,304,462
Class Y Shares	34,263,439

Total	43,567,901

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.53
Class Y Shares	$13.61

*	Includes value of securities on loan of $64,205,315 (Note 2).

The accompanying notes are an integral part of these financial statements.

30

Statement of Operations

For the Year Ended December 31, 2017

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$6,809,090
Income from securities lending (Note 2)	1,068,031
Interest income	129,061
Foreign tax withholding	(331)

Total Income	8,005,851

EXPENSES:
Investment advisory fees	1,045,024
Fund administration fees	196,171
Distribution fees Class II Shares	241,326
Administrative servicing fees Class II Shares	143,496
Professional fees	42,487
Printing fees	12,709
Trustee fees	16,530
Custodian fees	19,832
Accounting and transfer agent fees	9,203
Compliance program costs (Note 3)	2,298
Index licensing fee	92,526
Other	11,883

Total expenses before fees waived	1,833,485

Administrative servicing fees waived—Class II (Note 3)	(67,571)

Net Expenses	1,765,914

NET INVESTMENT INCOME	6,239,937

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	36,917,659
Expiration or closing of futures contracts (Note 2)	2,353,024

Net realized gains	39,270,683

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	30,279,322
Futures contracts (Note 2)	253,715

Net change in unrealized appreciation/depreciation	30,533,037

Net realized/unrealized gains	69,803,720

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,043,657

The accompanying notes are an integral part of these financial statements.

31

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$6,239,937	$6,613,087
Net realized gains	39,270,683	22,606,867
Net change in unrealized appreciation/depreciation	30,533,037	68,532,551

Change in net assets resulting from operations	76,043,657	97,752,505

Distributions to Shareholders From:
Net investment income:
Class II	(1,013,963)	(719,773)
Class Y	(5,084,603)	(5,527,592)
Net realized gains:
Class II	(3,902,094)	(7,782,005)
Class Y	(17,464,642)	(55,063,199)

Change in net assets from shareholder distributions	(27,465,302)	(69,092,569)

Change in net assets from capital transactions	2,894,020	54,077,695

Change in net assets	51,472,375	82,737,631

Net Assets:
Beginning of year	540,838,785	458,101,154

End of year	$592,311,160	$540,838,785

Accumulated undistributed net investment income at end of year	$615,772	$849,807

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$46,756,234	$29,164,179
Dividends reinvested	4,916,057	8,501,778
Cost of shares redeemed	(11,744,317)	(9,591,835)

Total Class II Shares	39,927,974	28,074,122

Class Y Shares
Proceeds from shares issued	22,005,490	21,974,908
Dividends reinvested	22,549,245	60,590,791
Cost of shares redeemed	(81,588,689)	(56,562,126)

Total Class Y Shares	(37,033,954)	26,003,573

Change in net assets from capital transactions	$2,894,020	$54,077,695

SHARE TRANSACTIONS:
Class II Shares
Issued	3,597,126	2,440,043
Reinvested	390,610	749,847
Redeemed	(915,031)	(824,325)

Total Class II Shares	3,072,705	2,365,565

Class Y Shares
Issued	1,693,805	1,889,870
Reinvested	1,775,428	5,307,779
Redeemed	(6,248,226)	(4,518,781)

Total Class Y Shares	(2,778,993)	2,678,868

Total change in shares	293,712	5,044,433

The accompanying notes are an integral part of these financial statements.

32

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

	Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (b)(f)
Class II Shares
Year Ended December 31, 2017	$12.45	0.11	1.60	1.71	(0.11)	(0.52)	(0.63)	$13.53	14.18%		$125,904,270	0.59%	0.88%	0.66%	18.00%
Year Ended December 31, 2016	$11.95	0.13	2.17	2.30	(0.12)	(1.68)	(1.80)	$12.45	20.87%		$77,556,189	0.60%	1.12%	0.67%	17.32%
Year Ended December 31, 2015	$13.86	0.14	(0.81)	(0.67)	(0.14)	(1.10)	(1.24)	$11.95	(4.88%	)	$46,201,177	0.60%	1.03%	0.67%	21.66%
Year Ended December 31, 2014	$14.01	0.13	0.48	0.61	(0.12)	(0.64)	(0.76)	$13.86	4.55%		$27,068,648	0.60%	0.93%	0.67%	20.63%
Period Ended December 31, 2013 (g)	$11.20	0.11	2.88	2.99	(0.18)	–	(0.18)	$14.01	26.80%		$10,733,829	0.57%	1.28%	0.64%	14.32%

Class Y Shares
Year Ended December 31, 2017	$12.51	0.15	1.62	1.77	(0.15)	(0.52)	(0.67)	$13.61	14.56%		$466,406,890	0.26%	1.19%	0.26%	18.00%
Year Ended December 31, 2016	$11.99	0.17	2.18	2.35	(0.15)	(1.68)	(1.83)	$12.51	21.22%		$463,282,596	0.28%	1.43%	0.28%	17.32%
Year Ended December 31, 2015	$13.89	0.18	(0.81)	(0.63)	(0.17)	(1.10)	(1.27)	$11.99	(4.54%	)	$411,899,977	0.27%	1.32%	0.27%	21.66%
Year Ended December 31, 2014	$14.02	0.17	0.49	0.66	(0.15)	(0.64)	(0.79)	$13.89	4.92%		$527,470,982	0.27%	1.20%	0.27%	20.63%
Year Ended December 31, 2013	$10.25	0.17	3.79	3.96	(0.19)	–	(0.19)	$14.02	38.75%		$517,203,818	0.26%	1.36%	0.26%	14.32%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of May 1, 2013 through December 31, 2013.

The accompanying notes are an integral part of these financial statements.

33

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, other unaffiliated insurance companies, and other series of the Trust that operate as fund-of-funds, such as the NVIT Investor Destinations Funds.

The Fund currently offers Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

34

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair

35

Notes to Financial Statements (Continued)

December 31, 2017

value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$569,892,853	$—	$—	$569,892,853
Futures Contracts	141,577	—	—	141,577
Repurchase Agreements	—	47,736,499	—	47,736,499
Rights	—	—	56,834	56,834
Short-Term Investment	3,754,171	—	—	3,754,171
Total	$573,788,601	$47,736,499	$56,834	$621,581,934

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2017, the Fund held one rights investment that was categorized as a Level 3 investment which was valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/2016	$96,567	$96,567
Accrued Accretion/(Amortization)	—	—
Realized Gains (Losses)	56,259	56,259
Change in Unrealized Appreciation/Depreciation	(39,733)	(39,733)
Purchases	—	—
Sales	(56,259)	(56,259)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$56,834	$56,834
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2017*	$9,472	$9,472

36

Notes to Financial Statements (Continued)

December 31, 2017

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

37

Notes to Financial Statements (Continued)

December 31, 2017

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under ”Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation on futures contracts	$141,577
Total		$141,577
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$2,353,024
Total	$2,353,024

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$253,715
Total	$253,715

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$19,254,508

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

38

Notes to Financial Statements (Continued)

December 31, 2017

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at anytime.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $47,736,499, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

39

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$2,736,499	$—	$2,736,499	$(2,736,499)	$—
Nomura Securities International, Inc.	25,000,000	—	25,000,000	(25,000,000)	—
RBS Securities, Inc.	20,000,000	—	20,000,000	(20,000,000)	—
Total	$47,736,499	$—	$47,736,499	$(47,736,499)	$—

40

Notes to Financial Statements (Continued)

December 31, 2017

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

41

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities and Futures Contracts
$—		$(375,406)	$375,406

Amount designated as “—” is zero or has been rounded to zero

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

42

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.19%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.28% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

43

Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, NFM earned $196,171 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $2,298.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares. The Trust and NFS have entered into a written contract waiving 0.07% of these fees for Class II shares of the Fund until April 30, 2018.

For the year ended December 31, 2017, the effective rate for administrative service fees before contractual fee waivers was 0.15%, and after contractual fee waivers was 0.08% for Class II shares.

For the year ended December 31, 2017, the Fund’s total administrative service fees were $143,496. During the year ended December 31, 2017, the waiver of such administrative service fees by NFS amounted to $67,571 for which NFS shall not be entitled to reimbursement by the Fund for any amount waived.

Cross trades for the year ended December 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities sales of $60,627 which resulted in net realized gains of $28,012. All trades were executed at market value and with no commissions.

4. Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”),

44

Notes to Financial Statements (Continued)

December 31, 2017

permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5. Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $96,030,813 and sales of $111,020,066 (excluding short-term securities).

6. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

45

Notes to Financial Statements (Continued)

December 31, 2017

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9. Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,112,046	$20,353,256	$27,465,302	$—	$27,465,302

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

46

Notes to Financial Statements(Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,954,539	$60,138,030	$69,092,569	$—	$69,092,569

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,815,585	$35,010,374	$39,825,959	$—	$157,584,802	$197,410,761

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$463,997,132	$198,471,703	$(40,886,901)	$157,584,802

11. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Small Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Small Cap Index Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

48

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.53%.

The Fund designates $20,353,256 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

49

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

50

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

51

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

52

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

53

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

54

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

55

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

56

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

57

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

58

Annual Report

December 31, 2017

NVIT Multi-Manager International  Growth Fund

AR-MM-IG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager International Growth Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager International Growth Fund (Class Y) returned 26.09% versus 32.01% for its benchmark, the MSCI ACWI ex USA Growth. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Multi-Cap Growth Funds (consisting of 43 funds as of December 31, 2017) was 31.12% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by American Century Investment Management, Inc. and Invesco Advisers, Inc.

The following commentary is provided by American Century Investment Management, Inc.

Upbeat global economic data as well as corporate earnings results and continued central bank support helped fuel robust gains among global stocks. Overall, non-U.S. stocks outperformed U.S. stocks. Improving emerging markets growth and rebounding earnings, along with a weaker U.S. dollar, led to strong returns for stocks in developing markets.

Small- and mid-capitalization companies in most major markets and regions generally posted faster earnings growth than their large-cap peers. This dynamic provided a tailwind for the Fund sleeve’s earnings growth-focused investment strategy.

The Information Technology sector was the main driver of the Fund sleeve’s performance for the reporting period. Performance within Information Technology was driven by holdings across several industries, including IT services, electronic equipment instruments and components, and internet software and services.

Demand for automation aided several Industrials sector holdings. Companies looking to improve profitability via automation — particularly in China, where costs are rising — helped drive Industrials stocks higher. The Fund’s holdings in the machinery and road and rail industries delivered notable results.

The Materials sector lagged. An underweight combined with security selection in the chemicals industry detracted from Fund results in the Materials sector, where the Fund did not own a number of stocks that were strong contributors for the Fund’s benchmark index. An overweight and stock selection in the containers and packaging industry — where RPC Group was a main detractor — also dampened relative Fund performance.

The Energy sector weighed on results. While stock selection in Energy added to relative Fund performance, a Fund sleeve overweight in the sector hurt relative results in a challenging year for Energy stocks. Oil prices declined in the first half of the reporting period but rebounded later as OPEC nations agreed to new production cuts.

Key Contributors

Vakrangee. Strong earnings performance helped lift the Fund sleeve’s Information Technology stocks, notably Vakrangee, an IT services company that has partnered with Amazon to solve the “last mile” problem for rural consumers in India. The company operates a network of small rural-area consumer outlets that provide one-stop shopping for banking and other services. These outlets also offer computers that consumers can use to shop with Amazon, and the stores then serve as delivery locations for these online purchases. The company’s retail footprint continues to expand across India, helping to drive the stock price higher.

DSV. In the Industrials sector, global transport and logistics company DSV was another strong contributor. The stock rose on optimism that the

4

Fund Commentary (cont.)	NVIT Multi-Manager International Growth Fund

transportation company’s air and sea business is accelerating and its profitability is improving.

China Lodging Group. An operator of a chain of hotels, China Lodging Group continues to benefit from increased travel spending in China and the upscaling of its hotel properties. The company delivered strong earnings growth, helped by accelerating growth in revenues per available room.

Key Detractors

RPC Group. Plastic products manufacturer RPC Group was a significant detractor in the Materials sector. Early in the reporting period, the stock declined due to investor concerns over the pace of the company’s acquisitions after RPC announced its purchase of plastic foods manufacturer Letica. Investors also were concerned that a planned rights offering might dilute value for existing shareholders. In our view, these concerns were out of line with fundamentals, and the Fund initially held onto the stock. While the stock subsequently regained some ground in the third quarter, it again sold lower in the fourth quarter after the company issued a cautious growth outlook. We liquidated the Fund’s investment as we sought investments with better risk/return profiles.

Seven Generations Energy. In the first half of the reporting period, declining crude oil prices weighed on Energy stocks, and several Energy holdings were notable detractors. These included oil and natural gas production company Seven Generations Energy. We decided to sell the position in the third quarter, given near-term uncertainty for the business.

Tullow Oil. The stock of oil producer Tullow Oil also declined early in the year due to lower oil prices. The company also faced concerns over a planned rights issue and higher short-term capital requirements to fund new projects in Africa. Because of these higher capital requirements, the company extended the timeline for its anticipated cash-flow improvement. We decided to liquidate the Fund’s holdings in the second quarter.

The Fund’s sleeve did not hold derivatives during the reporting period.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Brian Brady and Pratik Patel

The following commentary is provided by Invesco Advisers, Inc.

Global equity markets delivered positive, and in many cases double-digit, returns over the year ended December 31, 2017. These gains were broadly driven by firming global economic growth, as well as stronger corporate fundamentals. After trailing international markets for the first three quarters of the year, the U.S. equity market outperformed international markets in the fourth quarter. U.S. equity markets received a boost from the prospect of sweeping individual and corporate tax cuts, with a final tax bill approved by Congress in December.

In developed markets, the U.S. Federal Reserve (the Fed) met in December and increased the benchmark federal funds target rate by 0.25% to a target range of 1.25 to 1.50%. Combined with two other interest rate increases earlier in 2017, the Fed’s decision reflects a more constructive outlook for the U.S. economy. In contrast, the European Central Bank held rates steady at 0% throughout 2017 and maintained its generous bond-buying program through at least September 2018, or beyond, until it sees a sustained adjustment in the path of inflation.

Most emerging markets continued to perform well during 2017. In addition to the improving global economic outlook, other positive tailwinds included reduced expectations for a major shift in U.S. trade policy as well as stronger oil prices. Oil moved higher on production restraint by OPEC and Russia, benefiting commodity-dependent emerging markets.

At the close of 2017, equity market valuations in developed and emerging markets appeared relatively full in absolute terms, but non-U.S. equity markets were trading at a material discount to the U.S. In sum, while valuations were

5

Fund Commentary (cont.)	NVIT Multi-Manager International Growth Fund

not cheap, recent earnings growth and upward earnings revisions improved in many non-U.S. developed markets. Interestingly, while 2017 marked the eighth year of the global bull market, we saw a shift in leadership as international stocks outperformed U.S. stocks for the year. Prior to 2017, international stocks had trailed U.S. stocks for four consecutive years and in six of the last seven years.

During the reporting period, Fund sleeve holdings in the Consumer Staples sector outperformed those of the benchmark and were the most significant contributors to relative performance. An underweight in the sector added to relative return. Within the sector, the Fund sleeve’s food and beverage holdings, including Denmark-based Carlsberg Group and Mexico-based Fomento Economico Mexicano (FEMSA), contributed to relative performance.

Having no exposure to the Telecommunication Services, Utilities and Real Estate sectors positively contributed to relative return.

From an individual securities perspective, German stock exchange operator Deutsche Boerse was the top contributor to Fund sleeve performance for the reporting period. Deutsche Boerse’s performance was driven by strong quarterly results led by the Clearstream segment (settlement and custody segment). Growth generated in the index business of the Market Data + Services segment also contributed to positive results.

The Fund sleeve’s holdings in the Information Technology sector, however, underperformed those of the benchmark and were the most significant detractors from the Fund sleeve’s relative performance. Not owning two of the benchmark’s best-performing stocks over the reporting period — China-based Tencent Holdings and Alibaba Group — was a meaningful drag on relative returns. The market showed little concern for valuation over the year, with investors accepting very high valuations for these types of momentum growth stocks. The Fund sleeve did not hold these names because we believe elevated valuations do not offer attractive risk-reward profiles.

Fund sleeve holdings in the Consumer Discretionary and Health Care sectors underperformed those of the benchmark and detracted from relative performance.

Israel-based pharmaceutical maker Teva Pharmaceutical Industries was the largest individual detractor for the year. Teva reported disappointing results over the period, largely due to a tough pricing environment for generic drugs. Management reduced revenue and cash flow guidance for Teva’s fiscal year, citing delays on new generic drug launches by the Food and Drug Administration. We sold most of the Fund’s position in Teva in the third quarter of 2017, and exited the remaining position in October, as we became convinced that our long-term EQV investment thesis had been compromised.

The Fund sleeve’s cash position in a strong up-market environment dragged on relative results as well. As the market has moved higher, we trimmed and/or sold a number of stocks as valuations rose. Unfortunately, it has been challenging to redeploy the proceeds because valuation is such an integral part of our EQV approach and many high-quality stocks remained very expensive.

During the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund sleeve’s portfolio by adding companies based on our EQV outlook for each company. There were several new additions to the Fund sleeve during the year. Some examples include Brazil-based banking and financial services company Banco Bradesco, Italy-based bank Intesa Sanpaolo, Italy-based investment bank Mediobanca, South Korea-based internet content service operator Naver, Brazil-based educational company Kroton Educational and UK-based consumer goods company Reckitt Benckiser Group.

Over the reporting period, we reduced the Fund’s weightings in the Consumer Discretionary sector, particularly in media companies, under the growing concern that advertising agencies and TV operations in Europe are facing stronger structural headwinds than some want to believe. We exited the Fund’s positions in advertising

6

Fund Commentary (cont.)	NVIT Multi-Manager International Growth Fund

agencies WPP and Publicis Groupe after consistently trimming these positions since 2016. We also exited the Fund’s position in Sky as the risk of the 21st Century Fox deal’s getting postponed further has increased, while at the same time Pay TV fundamentals worsened. In contrast, we increased the Fund sleeve’s exposure to the Financials sector with the addition of Banco Bradesco, Intesa Sanpaolo and Dutch multinational financial services company ING Groep.

As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

No derivatives were used in this Fund’s sleeve.

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Brent Bates; Matthew Dennis, CFA;

Mark Jason; Richard Nield; and Clas Olsson

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager International Growth Fund

Asset Allocation†

Common Stocks	94.5%
Short-Term Investment	2.9%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	2.5%
100.0%

Top Industries††

Banks	8.7%
Capital Markets	7.4%
Beverages	5.7%
IT Services	5.5%
Semiconductors & Semiconductor Equipment	4.8%
Internet Software & Services	4.5%
Professional Services	4.2%
Hotels, Restaurants & Leisure	3.7%
Machinery	3.6%
Oil, Gas & Consumable Fuels	3.5%
Other Industries*	48.4%
100.0%

Top Holdings††

Fidelity Investments Money Market Prime Money Market Portfolio—Institutional Class	3.0%
Deutsche Boerse AG	2.3%
SAP SE	2.3%
RELX plc	2.1%
CGI Group, Inc., Class A	2.1%
Broadcom Ltd.	2.0%
British American Tobacco plc	1.9%
Schneider Electric SE	1.8%
NAVER Corp.	1.8%
Amcor Ltd.	1.7%
Other Holdings*	79.0%
100.0%

Top Countries††

United Kingdom	14.8%
Germany	9.6%
Canada	8.1%
Japan	7.8%
France	6.9%
Switzerland	6.1%
United States	5.2%
Brazil	5.2%
Australia	4.9%
Hong Kong	3.4%
Other Countries*	28.0%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

8

Fund Performance	NVIT Multi-Manager International Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	25.77%	8.03%	4.58%
Class II3	25.53%	7.76%	4.26%
Class Y	26.09%	8.19%	4.69%
MSCI ACWI ex USA Growth	32.01%	7.97%	3.93%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

[3]	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

Expense Ratios

Expense Ratio^
Class I	1.06%
Class II	1.31%
Class Y	0.91%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (cont.)	NVIT Multi-Manager International Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager International Growth Fund since inception through 12/31/17 versus performance of the MSCI ACWI ex USA Growth and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,098.80	5.55	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.91	5.35	1.05
Class II Shares	Actual	(b)	1,000.00	1,096.30	6.87	1.30
	Hypothetical	(b)(c)	1,000.00	1,018.65	6.61	1.30
Class Y Shares	Actual	(b)	1,000.00	1,099.40	4.76	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.67	4.58	0.90

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2017

NVIT Multi-Manager International Growth Fund

Common Stocks 94.5%

	Shares	Value

AUSTRALIA 4.8%
Beverages 0.6%
Treasury Wine Estates Ltd.	442,720	$5,506,621

Biotechnology 0.6%
CSL Ltd.	52,434	5,770,962

Commercial Services & Supplies 1.3%
Brambles Ltd.	1,547,518	12,131,503

Containers & Packaging 1.8%
Amcor Ltd.	1,335,905	16,051,633

Diversified Financial Services 0.1%
Challenger Ltd.	110,720	1,209,404

Hotels, Restaurants & Leisure 0.3%
Aristocrat Leisure Ltd.	170,110	3,134,727

Professional Services 0.1%
ALS Ltd.	213,540	1,163,787

		44,968,637

AUSTRIA 0.1%
Semiconductors & Semiconductor Equipment 0.1%
ams AG*	14,590	1,322,085

BELGIUM 0.3%
Biotechnology 0.2%
Galapagos NV*	20,060	1,900,344

Chemicals 0.1%
Umicore SA	29,390	1,388,808

		3,289,152

BRAZIL 5.1%
Banks 1.2%
Banco Bradesco SA, ADR*	1,145,932	11,734,344

Capital Markets 1.4%
B3 SA — Brasil Bolsa Balcao*	1,796,632	12,338,271

Diversified Consumer Services 0.9%
Kroton Educacional SA	1,585,616	8,795,434

Health Care Providers & Services 0.1%
Fleury SA	152,100	1,357,716

IT Services 1.2%
Cielo SA	1,608,569	11,405,608

Multiline Retail 0.3%
Magazine Luiza SA	98,900	2,391,775

		48,023,148

CANADA 8.0%
Energy Equipment & Services 0.3%
Trican Well Service Ltd.*	941,580	3,056,202

Food Products 0.3%
Premium Brands Holdings Corp.	32,500	2,667,224

Insurance 1.3%
Fairfax Financial Holdings Ltd.	11,248	5,989,448
Great-West Lifeco, Inc.	214,048	5,976,997

		11,966,445

IT Services 2.1%
CGI Group, Inc., Class A*	357,998	19,452,078

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Leisure Products 0.2%
BRP, Inc.	49,722	$1,839,754

Metals & Mining 0.4%
Franco-Nevada Corp.	24,950	1,994,752
Kirkland Lake Gold Ltd.	109,170	1,673,593

		3,668,345

Oil, Gas & Consumable Fuels 2.4%
Cenovus Energy, Inc.	548,709	5,011,280
PrairieSky Royalty Ltd.	323,951	8,262,426
Suncor Energy, Inc.	251,831	9,245,823

		22,519,529

Road & Rail 0.8%
Canadian National Railway Co.	96,354	7,945,181

Specialty Retail 0.2%
Sleep Country Canada Holdings, Inc. Reg. S (a)(b)	54,760	1,455,039

		74,569,797

CHINA 2.1%
Automobiles 0.1%
Brilliance China Automotive Holdings Ltd.	510,000	1,354,988

Beverages 0.3%
China Resources Beer Holdings Co. Ltd.	796,000	2,856,927

Electronic Equipment, Instruments & Components 0.2%
Sunny Optical Technology Group Co. Ltd.	115,000	1,456,753

Hotels, Restaurants & Leisure 0.2%
China Lodging Group Ltd., ADR	15,886	2,294,415

Internet Software & Services 1.0%
58.com, Inc., ADR*	24,830	1,777,083
Baidu, Inc., ADR*	26,170	6,129,276
SINA Corp.*	15,453	1,550,090

		9,456,449

Textiles, Apparel & Luxury Goods 0.3%
Shenzhou International Group Holdings Ltd.	252,000	2,393,543

		19,813,075

DENMARK 2.1%
Beverages 1.4%
Carlsberg A/S, Class B	117,088	14,024,372

Road & Rail 0.7%
DSV A/S	78,730	6,198,560

		20,222,932

FINLAND 0.3%
Auto Components 0.2%
Nokian Renkaat OYJ	34,950	1,583,047

Machinery 0.1%
Konecranes OYJ	23,378	1,068,086

		2,651,133

FRANCE 6.8%
Beverages 1.2%
Pernod Ricard SA	73,779	11,678,534

Capital Markets 0.3%
Amundi SA Reg. S (b)	38,910	3,293,885

12

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Chemicals 0.2%
Arkema SA	18,867	$2,292,712

Construction & Engineering 0.9%
Eiffage SA	27,620	3,026,332
Vinci SA	55,826	5,695,762

		8,722,094

Electrical Equipment 1.8%
Schneider Electric SE*	194,156	16,466,602

Health Care Equipment & Supplies 1.0%
BioMerieux	14,660	1,313,543
Essilor International Cie Generale d’Optique SA	58,912	8,123,689

		9,437,232

Household Durables 0.3%
SEB SA	13,823	2,561,112

Media 0.3%
Vivendi SA	95,443	2,566,468

Professional Services 0.3%
Teleperformance	18,000	2,576,439

Semiconductors & Semiconductor Equipment 0.2%
SOITEC*	21,200	1,506,767

Software 0.3%
Ubisoft Entertainment SA*	34,620	2,663,796

		63,765,641

GERMANY 9.5%
Air Freight & Logistics 1.2%
Deutsche Post AG (Registered)	237,700	11,291,922

Capital Markets 2.4%
Deutsche Boerse AG	186,185	21,581,512

Chemicals 0.2%
Wacker Chemie AG	9,716	1,890,039

Insurance 1.6%
Allianz SE (Registered)	67,043	15,353,767

Internet Software & Services 0.3%
United Internet AG (Registered)	40,550	2,789,140

IT Services 0.4%
Wirecard AG	30,090	3,359,395

Machinery 0.8%
GEA Group AG	131,764	6,317,966
KION Group AG	14,774	1,274,652

		7,592,618

Metals & Mining 0.1%
Salzgitter AG	24,300	1,381,283

Software 2.3%
SAP SE	185,815	20,835,419

Wireless Telecommunication Services 0.2%
Drillisch AG	28,275	2,333,928

		88,409,023

HONG KONG 3.3%
Gas Utilities 0.1%
China Gas Holdings Ltd.	440,000	1,213,778

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Hotels, Restaurants & Leisure 1.4%
Galaxy Entertainment Group Ltd.	1,298,000	$10,379,376
Melco Resorts & Entertainment Ltd., ADR	93,470	2,714,369

		13,093,745

Industrial Conglomerates 1.6%
CK Hutchison Holdings Ltd.	1,234,088	15,493,952

Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	116,600	1,621,804

		31,423,279

INDIA 0.9%
Banks 0.2%
Yes Bank Ltd.	364,950	1,798,849

Construction Materials 0.2%
Dalmia Bharat Ltd.	39,830	2,001,727

IT Services 0.3%
Vakrangee Ltd.	199,425	1,311,399
Vakrangee Ltd.* (c)	199,425	1,313,046

		2,624,445

Thrifts & Mortgage Finance 0.2%
Indiabulls Housing Finance Ltd.	104,320	1,953,545

		8,378,566

INDONESIA 0.3%
Oil, Gas & Consumable Fuels 0.3%
United Tractors Tbk. PT	1,201,200	3,130,416

IRELAND 0.1%
IT Services 0.1%
Keywords Studios plc	44,452	954,209

ISRAEL 0.2%
Chemicals 0.2%
Frutarom Industries Ltd.	23,270	2,184,107

ITALY 1.8%
Banks 1.6%
FinecoBank Banca Fineco SpA	184,390	1,884,682
Intesa Sanpaolo SpA	2,287,556	7,586,768
Mediobanca SpA	471,880	5,344,312

		14,815,762

Beverages 0.1%
Davide Campari-Milano SpA	175,500	1,356,761

Machinery 0.1%
Industria Macchine Automatiche SpA	12,900	1,048,690

		17,221,213

JAPAN 7.7%
Beverages 0.3%
Coca-Cola Bottlers Japan Holdings, Inc	86,000	3,141,026

Building Products 0.3%
LIXIL Group Corp.	48,700	1,316,663
Sanwa Holdings Corp.	129,700	1,785,920

		3,102,583

13

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Chemicals 0.1%
Tokai Carbon Co. Ltd.	56,500	$699,767

Construction & Engineering 0.2%
Penta-Ocean Construction Co. Ltd.	264,400	1,971,623

Electronic Equipment, Instruments & Components 0.7%
Anritsu Corp.	83,900	944,568
Keyence Corp.	8,048	4,493,727
Topcon Corp.	32,742	707,337

		6,145,632

Internet Software & Services 0.8%
Yahoo Japan Corp.	1,611,800	7,391,374

Machinery 1.8%
Daifuku Co. Ltd.	24,000	1,305,670
FANUC Corp.	27,400	6,583,089
Hitachi Construction Machinery Co. Ltd.	53,400	1,937,015
Komatsu Ltd.	38,600	1,398,224
THK Co. Ltd.	89,000	3,333,713
Tsubaki Nakashima Co. Ltd.	82,700	1,971,202

		16,528,913

Media 0.1%
Vector, Inc.	41,200	604,063

Metals & Mining 0.1%
Mitsui Mining & Smelting Co. Ltd.	20,400	1,187,686

Multiline Retail 0.5%
Don Quijote Holdings Co. Ltd.	54,800	2,864,794
Seria Co. Ltd.*	26,300	1,583,149

		4,447,943

Personal Products 1.1%
Kao Corp.	105,400	7,129,023
Kose Corp.	19,000	2,966,874

		10,095,897

Pharmaceuticals 0.3%
Nippon Shinyaku Co. Ltd.	34,000	2,526,304

Professional Services 0.2%
Outsourcing, Inc.	68,300	1,243,815
Persol Holdings Co. Ltd.	30,700	769,687

		2,013,502

Semiconductors & Semiconductor Equipment 0.3%
SUMCO Corp.	118,600	3,016,075

Tobacco 0.7%
Japan Tobacco, Inc.	216,200	6,963,396

Trading Companies & Distributors 0.2%
MISUMI Group, Inc.	55,100	1,596,453

		71,432,237

LUXEMBOURG 0.3%
Multiline Retail 0.3%
B&M European Value Retail SA	538,742	3,072,161

MEXICO 1.5%
Beverages 1.5%
Fomento Economico Mexicano SAB de CV, ADR	152,733	14,341,629

Common Stocks (continued)

	Shares	Value

NETHERLANDS 2.9%
Banks 0.6%
ING Groep NV	307,269	$5,653,999

Capital Markets 0.3%
Euronext NV Reg. S (b)	39,710	2,464,002

Oil, Gas & Consumable Fuels 0.7%
Royal Dutch Shell plc, Class B	188,958	6,372,969

Professional Services 1.3%
Wolters Kluwer NV	252,613	13,154,505

		27,645,475

NEW ZEALAND 0.1%
Food Products 0.1%
a2 Milk Co. Ltd.*	210,080	1,208,086

POLAND 0.2%
Textiles, Apparel & Luxury Goods 0.2%
CCC SA	21,620	1,764,605

RUSSIA 0.3%
Internet Software & Services 0.3%
Yandex NV, Class A*	98,250	3,217,688

SINGAPORE 1.6%
Banks 1.3%
United Overseas Bank Ltd.	639,362	12,612,909

Electronic Equipment, Instruments & Components 0.3%
Venture Corp. Ltd.	186,000	2,842,269

		15,455,178

SOUTH AFRICA 0.2%
Banks 0.2%
Capitec Bank Holdings Ltd.	17,100	1,513,958

SOUTH KOREA 2.8%
Electronic Equipment, Instruments & Components 0.2%
Samsung SDI Co. Ltd.	9,660	1,834,201

Internet Software & Services 1.7%
NAVER Corp.*	19,840	16,108,692

Machinery 0.1%
Hyundai Mipo Dockyard Co. Ltd.*	13,570	996,335

Technology Hardware, Storage & Peripherals 0.8%
Samsung Electronics Co. Ltd.	3,258	7,740,437

		26,679,665

SPAIN 1.6%
Diversified Telecommunication Services 0.2%
Cellnex Telecom SA Reg. S (b)	89,461	2,289,715

IT Services 1.4%
Amadeus IT Group SA	173,056	12,456,003

		14,745,718

SWEDEN 1.8%
Diversified Financial Services 1.5%
Investor AB, Class B	318,655	14,491,726

Wireless Telecommunication Services 0.3%
Tele2 AB, Class B	241,160	2,961,321

		17,453,047

14

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND 5.9%
Capital Markets 2.4%
Julius Baer Group Ltd.*	219,565	$13,423,550
Partners Group Holding AG	3,340	2,288,688
UBS Group AG (Registered)*	353,535	6,495,926

		22,208,164

Chemicals 0.3%
Sika AG	300	2,378,038

Health Care Equipment & Supplies 0.3%
Straumann Holding AG (Registered)	3,967	2,800,051

Life Sciences Tools & Services 0.8%
Lonza Group AG (Registered)*	28,272	7,637,236

Marine 0.4%
Kuehne + Nagel International AG (Registered)	23,673	4,183,582

Pharmaceuticals 0.7%
Novartis AG (Registered)	82,358	6,962,689

Technology Hardware, Storage & Peripherals 0.2%
Logitech International SA (Registered)	69,237	2,334,928

Textiles, Apparel & Luxury Goods 0.8%
Cie Financiere Richemont SA (Registered)	81,627	7,390,746

		55,895,434

TAIWAN 2.7%
Diversified Financial Services 0.3%
Chailease Holding Co. Ltd.	839,000	2,438,841

Hotels, Restaurants & Leisure 0.2%
Gourmet Master Co. Ltd.	151,300	2,208,128

Machinery 0.3%
Airtac International Group	141,456	2,536,586

Semiconductors & Semiconductor Equipment 1.9%
Macronix International*	2,043,386	3,021,533
Taiwan Semiconductor Manufacturing Co. Ltd.	1,998,629	15,357,594

		18,379,127

		25,562,682

THAILAND 1.5%
Banks 1.5%
Kasikornbank PCL, NVDR	2,027,700	14,408,025

TURKEY 0.7%
Banks 0.7%
Akbank Turk A/S	2,642,038	6,865,337

UNITED ARAB EMIRATES 0.2%
Energy Equipment & Services 0.2%
Borr Drilling Ltd.*	420,590	1,769,202

UNITED KINGDOM 14.5%
Banks 1.2%
Lloyds Banking Group plc	11,883,682	10,881,840

Capital Markets 0.6%
Intermediate Capital Group plc	157,310	2,425,638
London Stock Exchange Group plc	71,760	3,674,228

		6,099,866

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Diversified Financial Services 0.6%
Standard Life Aberdeen plc	1,009,625	$5,948,010

Electrical Equipment 0.1%
Melrose Industries plc	456,734	1,301,975

Equity Real Estate Investment Trusts (REITs) 0.3%
Segro plc	310,960	2,462,901

Health Care Equipment & Supplies 0.9%
Smith & Nephew plc	494,395	8,554,705

Hotels, Restaurants & Leisure 1.4%
Compass Group plc	622,219	13,454,206

Household Products 1.0%
Reckitt Benckiser Group plc	99,545	9,298,402

Industrial Conglomerates 0.2%
DCC plc	18,630	1,877,196

Internet Software & Services 0.3%
Just Eat plc*	236,370	2,479,605

Life Sciences Tools & Services 0.1%
Clinigen Group plc	92,950	1,288,986

Machinery 0.4%
CNH Industrial NV	255,740	3,418,969

Media 1.0%
Informa plc	978,757	9,521,111

Metals & Mining 0.1%
Acacia Mining plc	529,170	1,410,110

Multiline Retail 0.5%
Next plc	83,924	5,138,552

Personal Products 1.3%
Unilever NV, CVA	211,900	11,905,466

Professional Services 2.2%
RELX plc	839,424	19,665,783

Tobacco 1.8%
British American Tobacco plc	253,630	17,117,598

Trading Companies & Distributors 0.5%
Ashtead Group plc	161,910	4,321,037

		136,146,318

UNITED STATES 2.1%
Semiconductors & Semiconductor Equipment 1.9%
Broadcom Ltd.	70,810	18,191,089

Textiles, Apparel & Luxury Goods 0.2%
Samsonite International SA	444,000	2,039,504

		20,230,593

ZAMBIA 0.2%
Metals & Mining 0.2%
First Quantum Minerals Ltd.	155,160	2,173,721

Total Common Stocks (cost $699,289,818)		891,907,172

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Growth Fund (Continued)

Short-Term Investment 2.9%

	Shares	Value

Money Market Fund 2.9%
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.45% (d)	27,819,080	$27,827,426

Total Short-Term Investment (cost $27,828,526)		27,827,426

Repurchase Agreement 0.1%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $917,491, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $935,693. (e)(f)	$917,346	917,346

Total Repurchase Agreement (cost $917,346)		917,346

Total Investments (cost $728,035,690) — 97.5%		920,651,944

Other assets in excess of liabilities — 2.5%		23,250,692

NET ASSETS — 100.0%		$943,902,636

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $864,361, which was collateralized by cash used to purchase a repurchase agreement with a value of $917,346.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $9,502,641 which represents 1.01% of net assets.

(c)	Fair valued security.

(d)	Represents 7-day effective yield as of December 31, 2017.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $917,346.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.
ADR	American Depositary Receipt

CVA	Dutch Certification

NVDR	Non-Voting Depositary Receipt

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager International Growth Fund
Assets:
Investment securities, at value* (cost $727,118,344)	$919,734,598
Repurchase agreement, at value (cost $917,346)	917,346
Cash	24,540,869
Foreign currencies, at value (cost $117,319)	116,753
Interest and dividends receivable	896,316
Security lending income receivable	182
Receivable for investments sold	4,263,944
Receivable for capital shares issued	24,957
Reclaims receivable	818,259
Due from custodian	651,779
Prepaid expenses	1,567

Total Assets	951,966,570

Liabilities:
Payable for investments purchased	5,267,572
Payable for capital shares redeemed	143,418
Payable upon return of securities loaned (Note 2)	917,346
Accrued expenses and other payables:
Investment advisory fees	671,574
Fund administration fees	34,454
Distribution fees	25,152
Administrative servicing fees	29,287
Accounting and transfer agent fees	494
Trustee fees	145
Deferred capital gain country tax	897,950
Custodian fees	10,473
Compliance program costs (Note 3)	907
Professional fees	31,381
Printing fees	11,205
Other	22,576

Total Liabilities	8,063,934

Net Assets	$943,902,636

Represented by:
Capital	$666,624,738
Accumulated undistributed net investment income	4,701,783
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	80,832,853
Net unrealized appreciation/(depreciation) in investment securities†	191,718,304
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	24,958

Net Assets	$943,902,636

17

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager International Growth Fund
Net Assets:
Class I Shares	$90,762,754
Class II Shares	119,547,807
Class Y Shares	733,592,075

Total	$943,902,636

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	7,544,389
Class II Shares	9,959,813
Class Y Shares	61,001,235

Total	78,505,437

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.03
Class II Shares	$12.00
Class Y Shares	$12.03

*	Includes value of securities on loan of $864,361 (Note 2).
†	Net of $897,950 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$21,004,661
Interest income	231,503
Income from securities lending (Note 2)	117,686
Foreign tax withholding	(1,678,216)

Total Income	19,675,634

EXPENSES:
Investment advisory fees	8,120,909
Fund administration fees	310,228
Distribution fees Class II Shares	296,326
Administrative servicing fees Class I Shares	130,693
Administrative servicing fees Class II Shares	177,797
Professional fees	65,838
Printing fees	20,377
Trustee fees	28,633
Custodian fees	43,269
Accounting and transfer agent fees	17,875
Compliance program costs (Note 3)	3,846
Other	19,794

Total Expenses	9,235,585

NET INVESTMENT INCOME	10,440,049

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	90,639,047
Settlement of forward foreign currency contracts (Note 2)	(223,050)
Foreign currency transactions (Note 2)	2,134

Net realized gains	90,418,131

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	122,787,184
Forward foreign currency contracts (Note 2)	3,971
Translation of assets and liabilities denominated in foreign currencies	146,901

Net change in unrealized appreciation/depreciation	122,938,056

Net realized/unrealized gains	213,356,187

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$223,796,236

†	Net of capital gain country taxes of $74,387.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $818,552.

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$10,440,049	$13,590,289
Net realized gains (losses)	90,418,131	(3,119,819)
Net change in unrealized appreciation/depreciation	122,938,056	(32,162,840)

Change in net assets resulting from operations	223,796,236	(21,692,370)

Distributions to Shareholders From:
Net investment income:
Class I	(1,066,870)	(1,221,404)
Class II	(1,131,057)	(1,392,540)
Class Y	(9,688,582)	(13,930,216)
Net realized gains:
Class I	–	(1,852,845)
Class II	–	(2,533,463)
Class Y	–	(18,853,610)

Change in net assets from shareholder distributions	(11,886,509)	(39,784,078)

Change in net assets from capital transactions	(302,250,770)	2,603,944

Change in net assets	(90,341,043)	(58,872,504)

Net Assets:
Beginning of year	1,034,243,679	1,093,116,183

End of year	$943,902,636	$1,034,243,679

Accumulated undistributed net investment income at end of year	$4,701,783	$3,066,593

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,752,042	$1,261,225
Dividends reinvested	1,066,870	3,074,249
Cost of shares redeemed	(10,624,324)	(11,381,190)

Total Class I Shares	(7,805,412)	(7,045,716)

Class II Shares
Proceeds from shares issued	7,332,559	6,424,696
Dividends reinvested	1,131,057	3,926,003
Cost of shares redeemed	(24,736,964)	(18,538,406)

Total Class II Shares	(16,273,348)	(8,187,707)

Class Y Shares
Proceeds from shares issued	19,359,417	20,896,505
Dividends reinvested	9,688,582	32,783,826
Cost of shares redeemed	(307,220,009)	(35,842,964)

Total Class Y Shares	(278,172,010)	17,837,367

Change in net assets from capital transactions	$(302,250,770)	$2,603,944

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	158,844	125,953
Reinvested	91,910	306,990
Redeemed	(957,156)	(1,132,183)

Total Class I Shares	(706,402)	(699,240)

Class II Shares
Issued	712,714	638,587
Reinvested	98,369	392,792
Redeemed	(2,260,217)	(1,851,882)

Total Class II Shares	(1,449,134)	(820,503)

Class Y Shares
Issued	1,781,225	2,099,611
Reinvested	832,687	3,275,171
Redeemed	(28,890,764)	(3,495,569)

Total Class Y Shares	(26,276,852)	1,879,213

Total change in shares	(28,432,388)	359,470

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class I Shares
Year Ended December 31, 2017	$9.68	0.11	2.38	2.49	(0.14)	–	(0.14)	$12.03	25.77%		$90,762,754	1.05%	1.02%	1.05%	47.09%
Year Ended December 31, 2016	$10.26	0.12	(0.33)	(0.21)	(0.15)	(0.22)	(0.37)	$9.68	(2.12%	)	$79,841,390	1.06%	1.21%	1.06%	47.81%
Year Ended December 31, 2015	$11.09	0.13	(0.21)	(0.08)	(0.08)	(0.67)	(0.75)	$10.26	(0.49%	)	$91,842,445	1.05%	1.17%	1.05%	53.94%
Year Ended December 31, 2014	$12.08	0.19	(0.27)	(0.08)	(0.27)	(0.64)	(0.91)	$11.09	(1.01%	)	$104,272,719	1.05%	1.57%	1.05%	51.01%
Year Ended December 31, 2013	$10.08	0.12	2.03	2.15	(0.15)	–	(0.15)	$12.08	21.36%		$206,920	1.03%	1.08%	1.03%	57.20%

Class II Shares (d)
Year Ended December 31, 2017	$9.65	0.08	2.38	2.46	(0.11)	–	(0.11)	$12.00	25.53%		$119,547,807	1.30%	0.77%	1.30%	47.09%
Year Ended December 31, 2016	$10.24	0.09	(0.34)	(0.25)	(0.12)	(0.22)	(0.34)	$9.65	(2.47%	)	$110,148,490	1.31%	0.95%	1.31%	47.81%
Year Ended December 31, 2015	$11.02	0.10	(0.20)	(0.10)	(0.01)	(0.67)	(0.68)	$10.24	(0.65%	)	$125,215,417	1.30%	0.91%	1.30%	53.94%
Year Ended December 31, 2014	$12.04	0.14	(0.26)	(0.12)	(0.26)	(0.64)	(0.90)	$11.02	(1.35%	)	$141,982,114	1.30%	1.15%	1.30%	51.01%
Year Ended December 31, 2013	$10.04	0.11	2.00	2.11	(0.11)	–	(0.11)	$12.04	21.08%		$167,668,471	1.31%	1.02%	1.31%	57.20%

Class Y Shares
Year Ended December 31, 2017	$9.67	0.13	2.39	2.52	(0.16)	–	(0.16)	$12.03	26.09%		$733,592,075	0.90%	1.15%	0.90%	47.09%
Year Ended December 31, 2016	$10.26	0.13	(0.34)	(0.21)	(0.16)	(0.22)	(0.38)	$9.67	(2.07%	)	$844,253,799	0.91%	1.34%	0.91%	47.81%
Year Ended December 31, 2015	$11.10	0.15	(0.21)	(0.06)	(0.11)	(0.67)	(0.78)	$10.26	(0.30%	)	$876,058,321	0.90%	1.31%	0.90%	53.94%
Year Ended December 31, 2014	$12.08	0.18	(0.25)	(0.07)	(0.27)	(0.64)	(0.91)	$11.10	(0.88%	)	$780,900,489	0.90%	1.52%	0.90%	51.01%
Year Ended December 31, 2013	$10.08	0.15	2.01	2.16	(0.16)	–	(0.16)	$12.08	21.48%		$749,362,850	0.91%	1.39%	0.91%	57.20%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2017

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets

23

Notes to Financial Statements (Continued)

December 31, 2017

●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair

24

Notes to Financial Statements (Continued)

December 31, 2017

value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$—	$11,291,922	$—	$11,291,922
Auto Components	—	1,583,047	—	1,583,047
Automobiles	—	1,354,988	—	1,354,988
Banks	11,734,344	68,550,679	—	80,285,023
Beverages	14,341,629	38,564,241	—	52,905,870
Biotechnology	—	7,671,306	—	7,671,306
Building Products	—	3,102,583	—	3,102,583
Capital Markets	12,338,271	55,647,429	—	67,985,700
Chemicals	—	10,833,471	—	10,833,471
Commercial Services & Supplies	—	12,131,503	—	12,131,503
Construction & Engineering	—	10,693,717	—	10,693,717
Construction Materials	—	2,001,727	—	2,001,727
Containers & Packaging	—	16,051,633	—	16,051,633
Diversified Consumer Services	8,795,434	—	—	8,795,434
Diversified Financial Services	—	24,087,981	—	24,087,981
Diversified Telecommunication Services	—	2,289,715	—	2,289,715
Electrical Equipment	—	17,768,577	—	17,768,577
Electronic Equipment, Instruments & Components	—	12,278,855	—	12,278,855
Energy Equipment & Services	3,056,202	1,769,202	—	4,825,404
Equity Real Estate Investment Trusts (REITs)	—	2,462,901	—	2,462,901
Food Products	2,667,224	1,208,086	—	3,875,310
Gas Utilities	—	1,213,778	—	1,213,778
Health Care Equipment & Supplies	—	20,791,988	—	20,791,988
Health Care Providers & Services	1,357,716	—	—	1,357,716
Hotels, Restaurants & Leisure	5,008,784	29,176,437	—	34,185,221
Household Durables	—	2,561,112	—	2,561,112
Household Products	—	9,298,402	—	9,298,402
Industrial Conglomerates	—	17,371,148	—	17,371,148
Insurance	11,966,445	15,353,767	—	27,320,212

25

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Internet Software & Services	$12,674,137	$28,768,811	$—	$41,442,948
IT Services	30,857,686	19,394,052	—	50,251,738
Leisure Products	1,839,754	—	—	1,839,754
Life Sciences Tools & Services	—	8,926,222	—	8,926,222
Machinery	—	33,190,197	—	33,190,197
Marine	—	4,183,582	—	4,183,582
Media	—	12,691,642	—	12,691,642
Metals & Mining	5,842,066	3,979,079	—	9,821,145
Multiline Retail	2,391,775	12,658,656	—	15,050,431
Oil, Gas & Consumable Fuels	22,519,529	9,503,385	—	32,022,914
Personal Products	—	22,001,363	—	22,001,363
Pharmaceuticals	—	9,488,993	—	9,488,993
Professional Services	—	38,574,016	—	38,574,016
Road & Rail	7,945,181	6,198,560	—	14,143,741
Semiconductors & Semiconductor Equipment	18,191,089	25,845,858	—	44,036,947
Software	—	23,499,215	—	23,499,215
Specialty Retail	1,455,039	—	—	1,455,039
Technology Hardware, Storage & Peripherals	—	10,075,365	—	10,075,365
Textiles, Apparel & Luxury Goods	—	13,588,398	—	13,588,398
Thrifts & Mortgage Finance	—	1,953,545	—	1,953,545
Tobacco	—	24,080,994	—	24,080,994
Trading Companies & Distributors	—	5,917,490	—	5,917,490
Wireless Telecommunication Services	—	5,295,249	—	5,295,249
Total Common Stocks	$174,982,305	$716,924,867	$—	$891,907,172
Repurchase Agreement	—	917,346	—	917,346
Short-Term Investment	27,827,426	—	—	27,827,426
Total	$202,809,731	$717,842,213	$—	$920,651,944

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of

26

Notes to Financial Statements (Continued)

December 31, 2017

differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time of the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Operations under “Net realized gains (losses from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

At December 31, 2017, the Fund had no open forward foreign currency contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(223,050)
Total	$(223,050)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$3,971
Total	$3,971

27

Notes to Financial Statements (Continued)

December 31, 2017

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017.

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$45,749

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $917,346, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by

28

Notes to Financial Statements (Continued)

December 31, 2017

purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017 , the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repo on a gross basis was as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

At December 31, 2017, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$917,346	$—	$917,346	$(917,346)	$—
Total	$917,346	$—	$917,346	$(917,346)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

29

Notes to Financial Statements (Continued)

December 31, 2017

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in passive foreign investment companies (“PFICs”). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

30

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions
$—	$3,081,650	$(3,081,650)

Amount designated as “—“ is zero or has been rounded to zero.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisors, Inc.
American Century Investment Management, Inc.

31

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.85%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.96% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

32

Notes to Financial Statements (Continued)

December 31, 2017

During the year ended December 31, 2017, NFM earned $310,228 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $3,846.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $308,490.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

33

Notes to Financial Statements (Continued)

December 31, 2017

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $423,387,722 and sales of $723,207,562 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Trust, along with certain funds in NMF, invests through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

34

Notes to Financial Statements (Continued)

December 31, 2017

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $7,806 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,886,509	$—	$11,886,509	$—	$11,886,509

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,544,636	$23,239,442	$39,784,078	$—	$39,784,078

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

35

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$28,068,240	$67,783,100	$95,851,340	$—	$181,426,558	$277,277,898

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$738,352,394	$193,196,485	$(10,896,935)	$182,299,550

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized of $4,302,640 and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager International Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

37

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $20,778,965 or $0.2647 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $1,888,445 or $0.0241 per outstanding share.

38

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

39

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

40

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

41

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

42

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

43

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

44

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

45

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

46

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

47

Annual Report

December 31, 2017

NVIT Multi-Manager International Value Fund

AR-MM-IV 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager International Value Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager International Value Fund (Class IV) returned 22.89% versus 21.44% for its benchmark, the MSCI EAFE® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of International Large-Cap Value Funds (consisting of 8 funds as of December 31, 2017) was 23.62% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Dimensional Fund Advisors LP and Thompson, Siegel & Walmsley LLC

The following commentary is provided by Dimensional Fund Advisors LP

In U.S. dollar terms, EAFE markets had positive performance for the one-year period ended December 31, 2017, outperforming the U.S. but trailing emerging markets. The MSCI EAFE IMI (Investable Market Index; net dividends) returned 26.2%, as compared to 21.1% for the Russell 3000® Index and 36.8% for the MSCI Emerging Markets IMI (net dividends).

Most EAFE market currencies appreciated against the U.S. dollar, particularly the Euro and the Danish Krone. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of the EAFE market.

Along the market-capitalization dimension, with MSCI EAFE indexes used as proxies, mid-caps outperformed large-caps. The MSCI EAFE Mid Cap Index (net dividends) outperformed the MSCI EAFE Index (net dividends), a primarily large-cap index, by 4.0% for the one-year period.

Along the relative price dimension, large-cap value stocks (MSCI EAFE Value Index, net dividends) underperformed large-cap growth stocks (MSCI EAFE Growth Index, net dividends) by 7.4%. However, when measured by price-to-book ratio, the lowest relative price stocks outperformed in the large-cap segment of the market.

Profitability premiums were positive in EAFE markets for the period. High-profitability stocks outperformed among both large-caps and small-caps.

As indicated above, the lowest-relative-price stocks as measured by price-to-book outperformed the overall benchmark. The Fund sleeve’s greater emphasis on these stocks contributed positively to relative performance. The Fund sleeve’s greater emphasis on mid-cap stocks also had a positive impact on relative performance, as mid-cap stocks outperformed large-cap stocks for the year. Additionally, high-profitability stocks in the value segment of the market outperformed, and the Fund sleeve’s emphasis on these stocks contributed positively to relative performance. At the sector level, the Fund sleeve generally excludes real estate investment trusts (REITs) and highly regulated utilities. These exclusions had a positive impact on the Fund sleeve’s relative performance, as REITs underperformed the overall benchmark and holdings differences among utilities names were beneficial. At the country level, the Fund sleeve’s inclusion of Canada (which is not held by the benchmark) had a negative impact on relative performance, as Canada underperformed most other developed ex U.S. countries for the year.

Derivatives are not actively used in the Fund sleeve. However, the sleeve may receive derivatives through corporate actions. Furthermore, Dimensional may enter into currency forwards to fund underlying equity trades, which typically settle within three days to five days from the trade date, or to exchange one currency for another, including repatriation of foreign balances to USD.

During the annual period January 1, 2017, through December 31, 2017, the Fund sleeve did receive derivatives through corporate actions.

4

Fund Commentary (cont.)	NVIT Multi-Manager International Value Fund

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, CFA; Jed S. Fogdall; Mary T. Phillips, CFA; and Bhanu P. Singh

On July 19, 2017, Thompson, Siegel & Walmsley LLC (TS&W) replaced J.P. Morgan Investment Management, Inc. as a subadviser to a portion of the Fund. Nationwide Fund Advisors, the investment adviser to the Fund, has provided commentary for the period from January 1, 2017, through July 19, 2017, for the portion of the Fund now managed by TS&W. Commentary from TS&W covers the period from July 19, 2017, through December 31, 2017.

The following commentary is provided by Nationwide Fund Advisors

For the period from January 1, 2017, to July 19, 2017, the Fund returned 15.12%, which was 0.91% above the return of the benchmark. Global equities broadly traded higher over the holding period, with the MSCI EAFE Value Index rising 14.2% in U.S. dollar terms. Within the benchmark, Europe was the top performer, up 16.7%. Ten out of eleven sectors posted gains, with Information Technology and Health Care leading the way, up 21.6% and 18.5%, respectively. Energy was the worst-performing sector.

Top 3 Contributors:

1.	Financials: The Fund’s stock selection contributed positively to relative return. Overall, the Financials sector gained 18.3% within the benchmark during the period, and the Fund’s stock selection within Europe was a positive contributor to relative performance.

2.	Consumer Discretionary: The Fund’s stock selection contributed positively to relative return. Overall, the Consumer Discretionary sector gained 7.6% within the benchmark during the period, and the Fund’s stock selection within Japan was a positive contributor to relative performance.

3.	Information Technology: The Fund’s stock selection contributed positively to relative return. Overall, the Information Technology sector gained 21.6% within the benchmark during the period, and the Fund’s stock selection within the Asia-Pacific Ex Japan region was a positive contributor to relative performance.

Top 3 Detractors:

1.	Health Care: The Fund’s stock selection was a detractor from relative return. Overall, the Health Care sector gained 18.5% within the benchmark during the period, but the Fund’s stock selection within Europe predominantly detracted from relative performance.

2.	Industrials: The Fund’s stock selection was a detractor from relative return. Overall, the Industrials sector gained 17.1% within the benchmark during the period, but the Fund’s stock selection within Europe predominantly detracted from relative performance.

3.	Energy: The Fund’s overweight to the sector relative to the benchmark was a detractor from relative return. Overall, the Energy sector decreased 0.55% within the benchmark during the period, and an overweight in the Fund to the Asia-Pacific Ex Japan region detracted from relative performance.

The Fund sleeve utilized forwards to reduce currency deviations from the benchmark as a means of risk management and futures contracts to gain exposure to the value of equities. There was minimal impact on account performance.

The following commentary is provided by Thompson, Siegel & Walmsley LLC

The TS&W sleeve of the NVIT Multi-Manager International Value Fund trailed the MSCI EAFE Index over the holding period. For the period from July 19, 2017, to December 31, 2017, the Fund returned 6.59%, which was 0.79% below the return of the benchmark. Global equities broadly traded higher over the holding period with the MSCI EAFE Index rising 7.40% in U.S. dollar terms. Within the benchmark, Japan was the top-performing region, up 11.6% on expectations of economic growth despite geopolitical uncertainty. Europe was the worst-performing region, rising 4.8% after leading the benchmark in the third quarter of 2017. Ten out of eleven sectors posted gains, with Energy and Materials leading the way, up 22.5% and 14.4%, respectively. Telecommunication Services stocks were roughly flat. Health Care posted the second lowest-return, up slightly less than 1.0%. In general, cyclical sectors outperformed traditionally defensive groups.

5

Fund Commentary (cont.)	NVIT Multi-Manager International Value Fund

No derivatives were held in the NVIT Multi-Manager International Value Fund sleeve for 2017.

Stock selection in Japan was the top contributor to relative return on a regional basis, with JXTG Holdings, Inc. outperforming. The U.K. was the largest detractor on a regional basis. Inmarsat Plc was the largest detractor from relative return.

On a sector basis, Financials was the largest source of outperformance, driven by DBS Group Holdings Ltd. Industrials was the largest drag on performance, with Siemens Gamesa Renewable Energy, S.A. as the worst performer.

Top 3 Contributors (region and sector):

1.	Financials: The Fund’s stock selection contributed positively to relative return, with DBS Group Holdings Ltd. leading the way. The Singapore-based bank operator reported strong earnings supported by positive economic data in its primary markets of Singapore and Hong Kong. The company is investing for growth in its digital banking business.

2.	Japan: Fund holding JXTG Holdings, Inc. was the top contributor to relative outperformance. The company raised its earnings forecasts after realizing strong refining margins driven by merger synergies and rising oil prices. Chemicals manufacturer Denka Co., Ltd. also traded higher. The company has benefited from higher-priced chloroprene rubber, which it sells to a diversified customer base. Square Enix Holdings performed well. The Japanese video game developer has been growing sales through the release of mobile versions of its popular game franchises.

3.	Information Technology: Fund holding Square Enix Holdings was the top contributor to relative outperformance. German company Infineon Technologies AG also performed well. Infineon’s power semiconductor business has seen revenue growth above analyst estimates, driven by sales into electric vehicle and renewable energy end-markets.

Top 3 Detractors (region and sector):

1.	Industrials: Siemens Gamesa Renewable Energy, S.A. — the product of a recent merger between Siemens Wind Power and Gamesa Corp. Tecnologica — was the worst-performing position in Industrials. Management of the wind turbine manufacturer provided weak profit forecasts during its first quarter as a combined entity. The company faces sales challenges in India, but we believe this is a temporary issue and that long-term growth in the market for wind power will drive profits higher. Additionally, shares of A.P. Moller-Maersk A/S traded lower. Analysts are concerned that excess shipping container capacity will impair Maersk’s profitability, but we believe the company’s energy segment divestments and sharpened focus on global logistics will maximize earnings potential.

2.	Emerging Markets: A small allocation in the Fund to emerging markets was a drag on returns, due primarily to the Fund’s position in Steinhoff International Holdings NV. The European home goods retailer’s shares traded down following the disclosure of accounting irregularities and subsequent CEO resignation. We have eliminated the Fund’s position from the portfolio.

3.	United Kingdom: The Fund’s stock selection contributed to underperformance in the U.K. Inmarsat Plc was the worst-performing portfolio holding in the group. The company has seen margin pressure due to costs associated with outfitting ships and aircraft with receiving equipment for its new satellite-based broadband service. We remain confident in the long-term prospects of the company as these upfront costs begin to dissipate and the service contracts become profitable. Imperial Brands Plc was another laggard. The tobacco products company trades at a discount to peers that have a stronger presence in growth segments, such as electronic cigarettes. We continue to hold the stock with the belief that it is well-positioned to penetrate this market if industry trends persist.

We retain a generally favorable outlook for non-U.S. stocks in the year ahead, paced by healthy economic fundamentals in most regions. Valuations have worked steadily higher for several years, but in most cases, they are not dangerously overheated. Still, it is reasonable to expect periodic market corrections, normal occurrences that were both short-lived and shallow in 2017, to become more prominent as the market cycle matures. Upward pressure on interest rates — notably absent over the past decade — could pose a challenge this year if the synchronized global economic expansion gains steam. In a period of higher valuation and bullish investor sentiment, TS&W maintains a disciplined

6

Fund Commentary (cont.)	NVIT Multi-Manager International Value Fund

value investment philosophy centered on the evaluation of individual stocks’ return potential and downside risk.

This Fund sleeve did not hold derivatives during the reporting period.

Portfolio Manager:

Brandon H. Harrell, CFA

Subadviser:

Thompson, Siegel & Walmsley LLC

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager International Value Fund

Asset Allocation†

Common Stocks	99.8%
Repurchase Agreements	2.8%
Rights††	0.0%
Liabilities in excess of other assets	(2.6)%
100.0%

Top Industries†††

Banks	13.5%
Oil, Gas & Consumable Fuels	9.2%
Insurance	6.0%
Metals & Mining	5.1%
Automobiles	5.0%
Pharmaceuticals	4.4%
Capital Markets	3.6%
Chemicals	3.6%
Wireless Telecommunication Services	2.9%
Multi-Utilities	2.6%
Other Industries*	44.1%
100.0%

Top Holdings†††

Novartis AG (Registered)	1.9%
TOTAL SA	1.7%
Vodafone Group plc	1.5%
Sumitomo Mitsui Financial Group, Inc.	1.3%
Royal Dutch Shell plc, Class A, ADR	1.3%
Engie SA	1.2%
HSBC Holdings plc, ADR	1.2%
Toyota Motor Corp.	1.1%
Nestle SA (Registered)	1.1%
BP plc, ADR	1.1%
Other Holdings*	86.6%
100.0%

Top Countries†††

Japan	23.6%
United Kingdom	13.6%
Germany	10.3%
France	9.2%
Switzerland	7.9%
Netherlands	5.5%
Australia	5.3%
Canada	3.7%
Hong Kong	2.5%
Italy	2.2%
Other Countries*	16.2%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	22.92%	6.17%	(0.19)%
Class II	22.53%	5.89%	(0.45)%
Class IV	22.89%	6.17%	(0.19)%
Class Y2	23.12%	6.33%	(0.05)%
MSCI EAFE® Value Index	21.44%	6.95%	1.15%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class Y shares (March 27, 2008), are based on the performance of the Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced, because all classes of shares invest in the same portfolio of securities. Class Y shares annual returns have not been restated to reflect lower expenses for that class than apply to Class IV shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.93%	0.91%
Class II	1.18%	1.16%
Class IV	0.93%	0.91%
Class Y	0.78%	0.76%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

9

Fund Performance (cont.)	NVIT Multi-Manager International Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT Multi-Manager International Value Fund versus performance of the MSCI EAFE® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager International Value Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,109.50	4.84	0.91
	Hypothetical	(b)(c)	1,000.00	1,020.62	4.63	0.91
Class II Shares	Actual	(b)	1,000.00	1,108.60	6.22	1.17
	Hypothetical	(b)(c)	1,000.00	1,019.31	5.96	1.17
Class IV Shares	Actual	(b)	1,000.00	1,109.40	4.84	0.91
	Hypothetical	(b)(c)	1,000.00	1,020.62	4.63	0.91
Class Y Shares	Actual	(b)	1,000.00	1,111.20	4.10	0.77
	Hypothetical	(b)(c)	1,000.00	1,021.32	3.92	0.77

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2017

NVIT Multi-Manager International Value Fund

Common Stocks 99.8%

	Shares	Value

AUSTRALIA 5.4%
Airlines 0.4%
Qantas Airways Ltd.	1,020,000	$4,004,146

Banks 0.5%
Australia & New Zealand Banking Group Ltd.	251,611	5,620,087
Bank of Queensland Ltd.	50,683	501,998
Bendigo & Adelaide Bank Ltd.	56,284	511,433

		6,633,518

Beverages 0.4%
Coca-Cola Amatil Ltd.	664,184	4,405,274

Capital Markets 0.4%
Macquarie Group Ltd.	52,400	4,062,543

Chemicals 0.1%
Incitec Pivot Ltd.	223,262	678,842

Construction Materials 0.1%
Boral Ltd.	122,870	744,673

Diversified Financial Services 0.3%
Challenger Ltd.	304,582	3,326,976

Health Care Providers & Services 0.5%
Healthscope Ltd.	215,040	351,887
Sonic Healthcare Ltd.	298,729	5,319,072

		5,670,959

Hotels, Restaurants & Leisure 0.1%
Crown Resorts Ltd.	41,641	422,753
Star Entertainment Grp Ltd. (The)	145,651	688,638

		1,111,391

Insurance 0.2%
QBE Insurance Group Ltd.	92,659	771,109
Suncorp Group Ltd.	89,439	964,625

		1,735,734

Metals & Mining 1.7%
BHP Billiton Ltd.	256,291	5,899,373
BHP Billiton plc, ADR	104,344	4,205,063
BlueScope Steel Ltd.	116,801	1,399,711
Fortescue Metals Group Ltd.	385,867	1,466,277
Newcrest Mining Ltd.	69,166	1,228,926
South32 Ltd.	2,038,118	5,541,384
South32 Ltd., ADR	7,695	104,075

		19,844,809

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	51,231	166,361

Oil, Gas & Consumable Fuels 0.6%
Oil Search Ltd.	102,094	621,065
Origin Energy Ltd.*	195,295	1,436,287
Santos Ltd.*	273,013	1,157,775
Woodside Petroleum Ltd.	157,767	4,077,593

		7,292,720

Real Estate Management & Development 0.1%
LendLease Group	80,414	1,024,061

		60,702,007

AUSTRIA 0.1%
Banks 0.1%
Erste Group Bank AG*	1,374	59,254

Common Stocks (continued)

	Shares	Value

AUSTRIA (continued)
Banks (continued)
Raiffeisen Bank International AG*	13,694	$495,872

		555,126

Electric Utilities 0.0%†
Verbund AG	2,922	70,319

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	1,036	65,637

		691,082

BELGIUM 1.7%
Banks 0.8%
KBC Group NV	98,287	8,373,936

Chemicals 0.2%
Solvay SA	14,530	2,017,773

Diversified Financial Services 0.5%
Groupe Bruxelles Lambert SA	54,325	5,858,799

Food & Staples Retailing 0.0%†
Colruyt SA	4,138	215,249

Insurance 0.1%
Ageas	26,077	1,272,977

Pharmaceuticals 0.1%
UCB SA	12,409	983,346

		18,722,080

BRAZIL 0.5%
Aerospace & Defense 0.5%
Embraer SA, ADR (a)	233,500	5,587,655

CANADA 3.8%
Auto Components 0.3%
Linamar Corp.	6,121	356,498
Magna International, Inc.	45,385	2,571,968

		2,928,466

Banks 0.4%
Bank of Montreal	62,377	4,991,408

Capital Markets 0.0%†
TMX Group Ltd.	1,627	91,174

Chemicals 0.1%
Potash Corp. of Saskatchewan, Inc. (a)	28,653	587,649

Construction & Engineering 0.1%
WSP Global, Inc.	15,228	725,783

Diversified Financial Services 0.0%†
Element Fleet Management Corp.	9,300	70,286

Food & Staples Retailing 0.1%
Empire Co. Ltd., Class A	36,445	710,054

Food Products 0.0%†
Maple Leaf Foods, Inc.	2,700	76,940

Insurance 0.8%
Fairfax Financial Holdings Ltd.	2,169	1,154,971
Industrial Alliance Insurance & Financial Services, Inc.	25,256	1,201,920
Manulife Financial Corp.	163,382	3,408,027
Sun Life Financial, Inc.	70,141	2,894,018

		8,658,936

12

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

CANADA (continued)
Metals & Mining 0.7%
Barrick Gold Corp.	45,237	$654,263
Goldcorp, Inc.	101,843	1,300,535
IAMGOLD Corp.*	29,111	169,756
Kinross Gold Corp.*	279,967	1,207,177
Lundin Mining Corp.	103,300	687,023
Teck Resources Ltd., Class B	112,568	2,943,808
Turquoise Hill Resources Ltd.*	70,880	241,905
Wheaton Precious Metals Corp.	19,778	437,359
Yamana Gold, Inc.	55,956	174,501

		7,816,327

Oil, Gas & Consumable Fuels 1.3%
ARC Resources Ltd. (a)	24,859	291,703
Cameco Corp. (a)	53,272	492,035
Canadian Natural Resources Ltd.	14,350	512,582
Cenovus Energy, Inc.	71,205	650,131
Crescent Point Energy Corp.	135,996	1,036,419
Enbridge Income Fund Holdings, Inc. (a)	10,400	246,638
Encana Corp.	63,827	850,814
Encana Corp.	61,922	826,119
Husky Energy, Inc.*	47,736	674,076
Imperial Oil Ltd.	15,416	480,825
Suncor Energy, Inc.	236,468	8,681,782
Tourmaline Oil Corp.*	43,705	792,044
Whitecap Resources, Inc. (a)	47,200	336,070

		15,871,238

		42,528,261

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	33,288	451,311

CHINA 0.8%
Water Utilities 0.4%
Guangdong Investment Ltd.	3,244,000	4,342,442

Wireless Telecommunication Services 0.4%
China Mobile Ltd.	507,000	5,131,977

		9,474,419

COLOMBIA 0.1%
Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	9,483	640,208

DENMARK 1.7%
Banks 0.1%
Danske Bank A/S	36,617	1,423,532
Jyske Bank A/S (Registered)	2,171	123,208

		1,546,740

Beverages 0.1%
Carlsberg A/S, Class B	13,560	1,624,167

Building Products 0.0%†
Rockwool International A/S, Class B	302	85,597

Commercial Services & Supplies 0.1%
ISS A/S	28,895	1,114,623

Diversified Telecommunication Services 0.5%
TDC A/S	984,803	6,051,364

Common Stocks (continued)

	Shares	Value

DENMARK (continued)
Electrical Equipment 0.1%
Vestas Wind Systems A/S	23,109	$1,584,038

Marine 0.7%
AP Moller — Maersk A/S, Class A	383	638,280
AP Moller — Maersk A/S, Class B	3,480	6,064,390

		6,702,670

Road & Rail 0.1%
DSV A/S	7,500	590,489

		19,299,688

FINLAND 0.4%
Communications Equipment 0.0%†
Nokia OYJ	106,631	498,056

Electric Utilities 0.1%
Fortum OYJ	33,082	654,872

Paper & Forest Products 0.3%
Stora Enso OYJ, Class R	91,559	1,449,513
UPM-Kymmene OYJ	64,012	1,986,187

		3,435,700

		4,588,628

FRANCE 9.4%
Aerospace & Defense 0.2%
Airbus SE	26,120	2,593,865

Air Freight & Logistics 0.0%†
Bollore SA	74,187	403,000
Bollore SA*	304	1,660

		404,660

Automobiles 0.5%
Peugeot SA	112,034	2,275,811
Renault SA	38,076	3,826,937

		6,102,748

Banks 1.1%
BNP Paribas SA	111,226	8,294,559
Credit Agricole SA	64,981	1,073,469
Societe Generale SA	60,633	3,126,096

		12,494,124

Building Products 0.1%
Cie de Saint-Gobain	12,139	668,079

Capital Markets 0.1%
Natixis SA	97,924	774,663

Chemicals 0.5%
Arkema SA	44,001	5,346,988

Construction & Engineering 0.1%
Bouygues SA	30,737	1,596,745

Diversified Telecommunication Services 0.5%
Orange SA	294,237	5,105,858

Electric Utilities 0.1%
Electricite de France SA	72,294	901,855

Food & Staples Retailing 0.0%†
Casino Guichard Perrachon SA (a)	6,727	407,408

Insurance 0.4%
AXA SA	104,133	3,086,342
CNP Assurances	25,291	583,578

13

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Insurance (continued)
SCOR SE	8,759	$352,419

		4,022,339

Media 1.4%
Publicis Groupe SA	84,675	5,752,534
Vivendi SA	386,699	10,398,361

		16,150,895

Multi-Utilities 1.9%
Engie SA	795,111	13,661,115
Veolia Environnement SA	305,211	7,787,113

		21,448,228

Oil, Gas & Consumable Fuels 1.8%
TOTAL SA	362,336	19,992,006

		19,992,006

Pharmaceuticals 0.7%
Sanofi	89,260	7,685,609

		105,696,070

GERMANY 10.6%
Airlines 0.2%
Deutsche Lufthansa AG (Registered)	56,134	2,063,497

Automobiles 2.4%
Bayerische Motoren Werke AG	56,842	5,904,327
Bayerische Motoren Werke AG (Preference)	7,152	638,632
Daimler AG (Registered)	130,912	11,116,077
Porsche Automobil Holding SE (Preference)	12,604	1,054,929
Volkswagen AG	5,531	1,119,819
Volkswagen AG (Preference)	28,020	5,584,107

		25,417,891

Banks 0.1%
Commerzbank AG*	105,912	1,588,602

Capital Markets 0.9%
Deutsche Bank AG (Registered) (a)	125,792	2,388,488
Deutsche Boerse AG	62,982	7,300,517

		9,689,005

Chemicals 0.8%
Evonik Industries AG	19,006	713,041
LANXESS AG	63,879	5,079,166
Linde AG*	10,196	2,385,220
Wacker Chemie AG	1,635	318,054

		8,495,481

Construction Materials 0.2%
HeidelbergCement AG	19,791	2,142,418

Diversified Telecommunication Services 0.0%†
Telefonica Deutschland Holding AG	66,605	334,477

Food & Staples Retailing 0.3%
METRO AG*	185,896	3,712,980

		3,712,980

Health Care Providers & Services 0.1%
Fresenius Medical Care AG & Co. KGaA	6,642	699,557

Hotels, Restaurants & Leisure 0.5%
TUI AG	277,996	5,725,562

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Independent Power and Renewable Electricity Producers 0.0%†
Uniper SE	8,911	$277,960

Industrial Conglomerates 0.8%
Siemens AG (Registered)	62,591	8,684,445

Insurance 1.2%
Allianz SE (Registered)	37,947	8,690,384
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	8,047	1,744,509
Talanx AG	83,668	3,412,830

		13,847,723

Multi-Utilities 0.3%
Innogy SE Reg. S (b)	18,103	705,481
RWE AG*	111,855	2,280,925

		2,986,406

Pharmaceuticals 1.0%
Bayer AG (Registered)	37,776	4,698,394
Merck KGaA	63,285	6,815,133

		11,513,527

Semiconductors & Semiconductor Equipment 0.7%
Infineon Technologies AG	307,759	8,405,605

Software 0.8%
SAP SE	76,854	8,617,632

Specialty Retail 0.3%
CECONOMY AG	248,362	3,756,694

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,451	489,652

		118,449,114

HONG KONG 2.6%
Airlines 0.0%†
Cathay Pacific Airways Ltd.*	212,000	328,620

Capital Markets 0.0%†
Guoco Group Ltd.	4,000	51,302

Hotels, Restaurants & Leisure 0.1%
Melco International Development Ltd.	49,000	143,727
Shangri-La Asia Ltd.	136,000	307,436
SJM Holdings Ltd.	194,000	173,303

		624,466

Industrial Conglomerates 1.1%
CK Hutchison Holdings Ltd.	953,172	11,967,057
Hopewell Holdings Ltd.	54,000	199,150
NWS Holdings Ltd.	173,307	312,250

		12,478,457

Marine 0.0%†
Orient Overseas International Ltd.	14,500	139,931

Real Estate Management & Development 1.4%
CK Asset Holdings Ltd.	711,500	6,219,154
Hang Lung Group Ltd.	164,000	603,326
Hang Lung Properties Ltd.	217,000	529,556
Henderson Land Development Co. Ltd.	23,129	152,438
Kerry Properties Ltd.	114,000	512,829
New World Development Co. Ltd. (a)	598,530	899,274
Sino Land Co. Ltd. (a)	352,651	624,354

14

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Real Estate Management & Development (continued)
Sun Hung Kai Properties Ltd.	130,221	$2,169,200
Swire Pacific Ltd., Class A	85,500	791,372
Swire Pacific Ltd., Class B	142,500	221,772
Wharf Holdings Ltd. (The)	72,000	248,972
Wharf Real Estate Investment Co. Ltd.*	54,000	359,408
Wheelock & Co. Ltd.	176,000	1,257,506

		14,589,161

Textiles, Apparel & Luxury Goods 0.0%†
Li & Fung Ltd.	80,000	43,863
Yue Yuen Industrial Holdings Ltd.	69,000	270,752

		314,615

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	1,134,600	467,917

		28,994,469

IRELAND 1.1%
Airlines 0.3%
Ryanair Holdings plc, ADR*	28,574	2,977,125

Banks 0.1%
Bank of Ireland Group plc	90,243	767,677

Construction Materials 0.1%
CRH plc, ADR (a)	33,649	1,214,392

Containers & Packaging 0.6%
Smurfit Kappa Group plc	214,245	7,243,103

Hotels, Restaurants & Leisure 0.0%†
Paddy Power Betfair plc	2,469	292,909

		12,495,206

ISRAEL 0.2%
Banks 0.2%
Bank Hapoalim BM	114,356	840,574
Bank Leumi Le-Israel BM	202,396	1,219,070

		2,059,644

ITALY 2.3%
Banks 1.0%
Mediobanca SpA	563,262	6,379,266
UniCredit SpA*	217,704	4,055,673

		10,434,939

Capital Markets 0.3%
Azimut Holding SpA	173,996	3,328,355

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,487,008	1,283,681

Electrical Equipment 0.3%
Prysmian SpA	119,475	3,897,104

Media 0.0%†
GEDI Gruppo Editoriale SpA*	10,811	9,105

Oil, Gas & Consumable Fuels 0.6%
Eni SpA	393,993	6,515,404

		25,468,588

JAPAN 24.1%
Airlines 0.6%
Japan Airlines Co. Ltd.	181,200	7,090,344

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Auto Components 1.5%
Aisin Seiki Co. Ltd.	12,000	$674,268
Bridgestone Corp.	99,700	4,636,648
Denso Corp.	10,600	636,404
NGK Spark Plug Co. Ltd.	5,700	138,609
NHK Spring Co. Ltd.	29,800	327,563
NOK Corp.	17,000	395,957
Sumitomo Electric Industries Ltd.	136,000	2,294,898
Sumitomo Rubber Industries Ltd.	35,500	659,574
Tokai Rika Co. Ltd.	6,900	145,305
Toyoda Gosei Co. Ltd.	12,700	322,028
Toyota Industries Corp.	104,400	6,710,659
Yokohama Rubber Co. Ltd. (The)	17,100	419,504

		17,361,417

Automobiles 2.2%
Honda Motor Co. Ltd.	210,400	7,213,672
Mazda Motor Corp.	125,600	1,685,313
Nissan Motor Co. Ltd.	347,500	3,465,576
Toyota Motor Corp.	194,214	12,436,640

		24,801,201

Banks 3.1%
Bank of Kyoto Ltd. (The)	5,000	260,107
Chiba Bank Ltd. (The)	73,000	607,965
Chugoku Bank Ltd. (The)	8,800	117,283
Concordia Financial Group Ltd.	139,000	839,242
Fukuoka Financial Group, Inc.	88,000	494,579
Gunma Bank Ltd. (The)	36,000	218,000
Hachijuni Bank Ltd. (The)	46,000	262,763
Hiroshima Bank Ltd. (The)	14,000	121,377
Hokuhoku Financial Group, Inc.	15,600	243,113
Iyo Bank Ltd. (The)	31,000	248,088
Kyushu Financial Group, Inc.	7,000	42,309
Mebuki Financial Group, Inc.	56,160	237,837
Mitsubishi UFJ Financial Group, Inc.	894,100	6,560,367
Mizuho Financial Group, Inc.	1,226,600	2,228,011
Resona Holdings, Inc.	1,252,000	7,482,123
Shinsei Bank Ltd.	18,600	320,324
Shizuoka Bank Ltd. (The)	36,000	372,036
Sumitomo Mitsui Financial Group, Inc.	332,900	14,377,948
Sumitomo Mitsui Trust Holdings, Inc.	17,100	679,099
Yamaguchi Financial Group, Inc.	21,000	249,624

		35,962,195

Beverages 0.4%
Coca-Cola Bottlers Japan Holdings, Inc	112,500	4,108,901

Building Products 0.3%
Asahi Glass Co. Ltd. (a)	38,600	1,669,558
LIXIL Group Corp.	42,600	1,151,742

		2,821,300

Capital Markets 0.8%
Daiwa Securities Group, Inc.	1,086,000	6,815,414
Nomura Holdings, Inc.	246,200	1,453,800
SBI Holdings, Inc.	14,300	298,505

		8,567,719

Chemicals 1.9%
Asahi Kasei Corp.	49,100	632,508
Daicel Corp.	9,200	104,695
Denka Co. Ltd.	117,899	4,717,570

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Chemicals (continued)
DIC Corp.	13,000	$491,663
Hitachi Chemical Co. Ltd.	10,600	272,354
JSR Corp.	10,100	198,893
Kaneka Corp.	51,000	465,934
Kuraray Co. Ltd.	356,100	6,721,332
Mitsubishi Chemical Holdings Corp.	76,400	838,747
Mitsubishi Gas Chemical Co., Inc.	23,100	664,555
Mitsui Chemicals, Inc.	30,000	965,539
Nippon Shokubai Co. Ltd.	4,400	297,284
Showa Denko KK	14,000	597,264
Sumitomo Chemical Co. Ltd.	303,000	2,179,072
Teijin Ltd.	24,800	552,656
Tosoh Corp.	21,000	476,244
Ube Industries Ltd.	17,000	500,344
Zeon Corp.	14,000	202,727

		20,879,381

Commercial Services & Supplies 0.1%
Dai Nippon Printing Co. Ltd.	30,000	669,328
Toppan Printing Co. Ltd.	57,000	515,064

		1,184,392

Construction & Engineering 0.1%
COMSYS Holdings Corp.	12,700	367,640
JGC Corp.	4,700	90,778
Kinden Corp.	9,000	146,504
Nippo Corp.	11,000	257,020
Obayashi Corp.	26,000	314,407

		1,176,349

Construction Materials 0.0%†
Taiheiyo Cement Corp.	9,000	388,669

Consumer Finance 0.0%†
Hitachi Capital Corp.	7,000	176,170

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	26,400	423,547

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,600	205,140

Diversified Financial Services 1.1%
Mitsubishi UFJ Lease & Finance Co. Ltd.	98,800	588,576
ORIX Corp.	693,900	11,732,664

		12,321,240

Diversified Telecommunication Services 0.5%
Nippon Telegraph & Telephone Corp.	109,700	5,161,996

Electronic Equipment, Instruments & Components 1.3%
Citizen Watch Co. Ltd.	36,900	269,274
Hitachi Ltd.	1,509,200	11,740,209
Ibiden Co. Ltd.	16,900	253,136
Kyocera Corp.	14,600	953,978
Nippon Electric Glass Co. Ltd.	8,400	320,675
TDK Corp.	18,000	1,436,775

		14,974,047

Food & Staples Retailing 0.5%
Aeon Co. Ltd.	46,400	783,608
FamilyMart UNY Holdings Co. Ltd.	72,700	5,091,258

		5,874,866

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Food Products 0.1%
House Foods Group, Inc.	5,300	$175,783
NH Foods Ltd.	19,000	461,713

		637,496

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	9,600	225,317
Medipal Holdings Corp.	20,300	397,548
Suzuken Co. Ltd.	7,380	303,666

		926,531

Household Durables 0.9%
Iida Group Holdings Co. Ltd.	26,600	501,204
Nikon Corp.	9,900	199,191
Sekisui House Ltd.	35,300	636,994
Sony Corp.	190,300	8,548,089
Sumitomo Forestry Co. Ltd.	20,300	363,340

		10,248,818

Industrial Conglomerates 0.0%†
Nisshinbo Holdings, Inc.	18,000	243,654

Insurance 1.2%
Dai-ichi Life Holdings, Inc.	96,400	1,989,007
MS&AD Insurance Group Holdings, Inc.	260,800	8,830,695
Sompo Holdings, Inc.	13,900	535,899
T&D Holdings, Inc.	44,700	764,733
Tokio Marine Holdings, Inc.	26,500	1,209,497

		13,329,831

Leisure Products 0.0%†
Heiwa Corp.	7,300	137,022
Sankyo Co. Ltd.	4,200	132,079
Sega Sammy Holdings, Inc.	9,700	120,187

		389,288

Machinery 1.4%
Amada Holdings Co. Ltd.	20,600	280,087
Ebara Corp.	14,300	545,321
FANUC Corp.	28,500	6,847,373
Glory Ltd.	6,900	260,255
Hitachi Construction Machinery Co. Ltd.	7,600	275,680
JTEKT Corp.	39,200	673,811
Kawasaki Heavy Industries Ltd.	18,799	658,908
Kurita Water Industries Ltd.	8,900	289,139
Mitsubishi Heavy Industries Ltd.	142,600	5,323,837
NTN Corp.	56,000	277,342
Sumitomo Heavy Industries Ltd.	14,500	614,191

		16,045,944

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.* (a)	5,599	142,436
Mitsui OSK Lines Ltd.	15,300	510,800
Nippon Yusen KK*	30,600	745,733

		1,398,969

Media 0.0%†
Fuji Media Holdings, Inc.	6,200	97,515
Tokyo Broadcasting System Holdings, Inc.	3,800	94,773

		192,288

Metals & Mining 0.6%
Daido Steel Co. Ltd.	700	42,912
Dowa Holdings Co. Ltd.	1,400	57,177

16

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Metals & Mining (continued)
Hitachi Metals Ltd.	29,000	$414,599
JFE Holdings, Inc.	61,500	1,477,621
Kobe Steel Ltd.	54,200	502,825
Maruichi Steel Tube Ltd.	2,600	76,074
Mitsubishi Materials Corp.	22,000	783,239
Nippon Steel & Sumitomo Metal Corp.	83,999	2,156,039
Sumitomo Metal Mining Co. Ltd.	17,199	789,055

		6,299,541

Multiline Retail 0.2%
H2O Retailing Corp.	14,400	301,152
Isetan Mitsukoshi Holdings Ltd.	24,900	307,760
J Front Retailing Co. Ltd.	49,000	921,806
Takashimaya Co. Ltd.	41,000	431,166

		1,961,884

Oil, Gas & Consumable Fuels 1.2%
Idemitsu Kosan Co. Ltd.	20,100	804,345
Inpex Corp.	120,900	1,512,909
JXTG Holdings, Inc.	1,684,500	10,883,976

		13,201,230

Paper & Forest Products 0.1%
Nippon Paper Industries Co. Ltd.	17,000	322,929
Oji Holdings Corp.	165,000	1,096,848

		1,419,777

Pharmaceuticals 0.7%
Astellas Pharma, Inc.	613,800	7,795,937
Taisho Pharmaceutical Holdings Co. Ltd.	1,700	135,391

		7,931,328

Real Estate Management & Development 0.2%
Mitsui Fudosan Co. Ltd.	26,900	603,042
Nomura Real Estate Holdings, Inc.	16,300	365,524
Tokyo Tatemono Co. Ltd.	16,100	217,238
Tokyu Fudosan Holdings Corp.	74,500	538,317

		1,724,121

Road & Rail 0.3%
Hankyu Hanshin Holdings, Inc.	31,800	1,277,547
Hitachi Transport System Ltd.	6,400	166,868
Nippon Express Co. Ltd.	17,300	1,148,841
Seino Holdings Co. Ltd.	13,600	215,379

		2,808,635

Semiconductors & Semiconductor Equipment 0.0%†
Rohm Co. Ltd.	2,200	242,371

Software 0.4%
Square Enix Holdings Co. Ltd.	94,100	4,467,945

Specialty Retail 0.1%
Aoyama Trading Co. Ltd.	3,300	123,348
K’s Holdings Corp. (a)	10,800	276,678
Yamada Denki Co. Ltd. (a)	124,300	684,024

		1,084,050

Technology Hardware, Storage & Peripherals 0.9%
FUJIFILM Holdings Corp.	156,700	6,397,394
Konica Minolta, Inc.	95,800	922,057
NEC Corp.	57,500	1,551,603
Ricoh Co. Ltd.	150,100	1,395,150

		10,266,204

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Trading Companies & Distributors 0.7%
ITOCHU Corp.	76,500	$1,428,319
Marubeni Corp.	94,000	682,551
Mitsubishi Corp.	61,400	1,696,894
Mitsui & Co. Ltd.	81,000	1,315,506
Sojitz Corp.	150,800	463,247
Sumitomo Corp.	55,900	947,518
Toyota Tsusho Corp.	21,100	848,006

		7,382,041

Transportation Infrastructure 0.0%†
Kamigumi Co. Ltd.	13,000	287,327
Mitsubishi Logistics Corp. (a)	2,999	77,765

		365,092

Wireless Telecommunication Services 0.5%
SoftBank Group Corp.	68,700	5,427,515

		271,473,427

LUXEMBOURG 1.0%
Metals & Mining 1.0%
ArcelorMittal*	329,681	10,676,792

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
MGM China Holdings Ltd. (a)	811,700	2,455,279

NETHERLANDS 5.6%
Banks 0.6%
ABN AMRO Group NV, CVA Reg. S (b)	37,006	1,190,784
ING Groep NV	308,676	5,679,889

		6,870,673

Beverages 0.9%
Heineken Holding NV	99,006	9,781,513

Chemicals 0.1%
Koninklijke DSM NV	8,976	855,638

Construction & Engineering 0.3%
Boskalis Westminster (a)	88,970	3,353,532

Food & Staples Retailing 0.3%
Koninklijke Ahold Delhaize NV	151,144	3,317,281

Health Care Equipment & Supplies 0.9%
Koninklijke Philips NV	258,100	9,764,290

Insurance 0.2%
Aegon NV	169,044	1,077,363
NN Group NV	32,326	1,397,746

		2,475,109

Oil, Gas & Consumable Fuels 2.3%
Royal Dutch Shell plc, Class A, ADR	215,519	14,377,272
Royal Dutch Shell plc, Class B, ADR (a)	175,247	11,967,618

		26,344,890

Professional Services 0.0%†
Randstad Holding NV	3,381	207,445

		62,970,371

NEW ZEALAND 0.1%
Airlines 0.0%†
Air New Zealand Ltd.	66,820	150,502

17

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

NEW ZEALAND (continued)
Construction Materials 0.1%
Fletcher Building Ltd.	74,056	$398,645

Food Products 0.0%†
Fonterra Co-operative Group Ltd.	5,807	26,379

Health Care Providers & Services 0.0%†
EBOS Group Ltd.	1,473	19,358

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	18,044	82,827

		677,711

NORWAY 0.3%
Banks 0.1%
DNB ASA	60,197	1,113,030
SpareBank 1 SR-Bank ASA	4,178	44,264

		1,157,294

Chemicals 0.1%
Yara International ASA	17,864	817,668

Diversified Financial Services 0.0%†
Aker ASA, Class A	3,857	189,295

Insurance 0.0%†
Storebrand ASA	36,062	293,134

Metals & Mining 0.1%
Norsk Hydro ASA	111,026	839,408

		3,296,799

PORTUGAL 0.0%†
Banks 0.0%†
Banco Espirito Santo SA (Registered)* (c)(d)	146,163	0

SINGAPORE 1.2%
Airlines 0.1%
Singapore Airlines Ltd.	115,300	918,397

Banks 0.9%
DBS Group Holdings Ltd.	507,864	9,403,494

Food Products 0.0%†
Golden Agri-Resources Ltd.	773,000	213,698
Wilmar International Ltd.	129,200	297,869

		511,567

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	146,300	801,282
Sembcorp Industries Ltd.	134,700	304,574

		1,105,856

Real Estate Management & Development 0.1%
CapitaLand Ltd.	163,200	429,969
City Developments Ltd.	27,700	257,603
Frasers Centrepoint Ltd.	26,400	41,030
UOL Group Ltd.	54,910	364,069

		1,092,671

		13,031,985

SOUTH AFRICA 0.0%†
Capital Markets 0.0%†
Investec plc	23,418	168,519

Common Stocks (continued)

	Shares	Value

SOUTH KOREA 0.4%
Technology Hardware, Storage & Peripherals 0.4%
Samsung Electronics Co. Ltd.	1,687	$4,008,016

SPAIN 2.1%
Banks 1.1%
Banco Bilbao Vizcaya Argentaria SA	57,502	489,481
Banco de Sabadell SA	787,113	1,557,791
Banco Santander SA	1,389,891	9,114,015
Bankia SA	71,649	341,985

		11,503,272

Electrical Equipment 0.3%
Siemens Gamesa Renewable Energy SA (a)	241,089	3,301,321

Independent Power and Renewable Electricity Producers 0.0%†
EDP Renovaveis SA	32,575	272,318

Insurance 0.0%†
Mapfre SA	94,090	301,651

Media 0.3%
Mediaset Espana Comunicacion SA	326,800	3,663,990

Oil, Gas & Consumable Fuels 0.4%
Repsol SA	250,999	4,436,065

		23,478,617

SWEDEN 1.5%
Banks 0.7%
Nordea Bank AB	336,939	4,077,818
Skandinaviska Enskilda Banken AB, Class A	192,072	2,250,101
Svenska Handelsbanken AB, Class A	56,400	769,890

		7,097,809

Commercial Services & Supplies 0.0%†
Intrum Justitia AB	3,878	143,262

Communications Equipment 0.1%
Telefonaktiebolaget LM Ericsson, Class A	9,350	60,550
Telefonaktiebolaget LM Ericsson, Class B	171,521	1,124,366

		1,184,916

Diversified Financial Services 0.3%
Investor AB, Class B	55,061	2,504,053

Diversified Telecommunication Services 0.1%
Telia Co. AB	309,697	1,378,509

Food & Staples Retailing 0.0%†
ICA Gruppen AB	1,850	67,129

Health Care Equipment & Supplies 0.0%†
Arjo AB, Class B*	23,850	68,063
Getinge AB, Class B	23,850	344,603

		412,666

Household Products 0.0%†
Essity AB, Class A*	3,365	94,768
Svenska Cellulosa AB SCA, Class A	3,365	38,954

		133,722

Machinery 0.0%†
Trelleborg AB, Class B	12,027	278,155

Metals & Mining 0.2%
Boliden AB	47,773	1,627,328
SSAB AB, Class A*	17,357	94,970
SSAB AB, Class B*	36,887	164,569

		1,886,867

18

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Paper & Forest Products 0.1%
Holmen AB, Class B	8,983	$476,591
Svenska Cellulosa AB SCA, Class B (a)	69,248	712,119

		1,188,710

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	27,963	343,371

		16,619,169

SWITZERLAND 8.1%
Capital Markets 1.3%
Credit Suisse Group AG (Registered)*	114,364	2,035,714
Julius Baer Group Ltd.*	25,831	1,579,230
UBS Group AG (Registered)*	616,766	11,332,587

		14,947,531

Chemicals 0.1%
Clariant AG (Registered)*	48,014	1,340,711

Construction Materials 0.3%
LafargeHolcim Ltd. (Registered)*	51,870	2,922,250

Electrical Equipment 0.6%
ABB Ltd. (Registered)	248,862	6,655,169

Food Products 1.1%
Nestle SA (Registered)	141,081	12,123,391

Insurance 1.1%
Baloise Holding AG (Registered)	8,321	1,295,026
Helvetia Holding AG (Registered)	391	219,795
Swiss Life Holding AG (Registered)*	4,865	1,721,884
Swiss Re AG	33,656	3,150,430
Zurich Insurance Group AG	19,531	5,939,927

		12,327,062

Metals & Mining 0.4%
Glencore plc*	957,891	5,039,741

Pharmaceuticals 2.0%
Novartis AG (Registered)	256,221	21,661,371
Vifor Pharma AG (a)	1,904	243,993

		21,905,364

Professional Services 0.2%
Adecco Group AG (Registered)*	36,590	2,796,561

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	30,421	660,657

Specialty Retail 0.1%
Dufry AG (Registered)*	7,153	1,063,492

Textiles, Apparel & Luxury Goods 0.8%
Cie Financiere Richemont SA (Registered)	53,847	4,875,464
Swatch Group AG (The)	7,049	2,873,529
Swatch Group AG (The) (Registered)	10,216	780,847

		8,529,840

Transportation Infrastructure 0.0%†
Flughafen Zurich AG (Registered)	2,239	511,988

		90,823,757

UNITED KINGDOM 13.9%
Air Freight & Logistics 0.0%†
Royal Mail plc	82,151	501,999

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Auto Components 0.7%
GKN plc	1,751,601	$7,521,184

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	89,348	1,593,130

Banks 3.0%
Barclays plc, ADR	305,296	3,327,726
HSBC Holdings plc	708,800	7,240,739
HSBC Holdings plc, ADR (a)	261,377	13,497,509
Lloyds Banking Group plc	6,090,868	5,577,383
Lloyds Banking Group plc, ADR (a)	124,609	467,284
Royal Bank of Scotland Group plc, ADR* (a)	102,737	784,911
Standard Chartered plc*	231,038	2,431,300

		33,326,852

Distributors 0.4%
Inchcape plc	401,477	4,232,772

Diversified Financial Services 0.2%
Standard Life Aberdeen plc	446,200	2,628,701

Diversified Telecommunication Services 0.4%
Inmarsat plc	675,811	4,478,035

Energy Equipment & Services 0.5%
John Wood Group plc	16,567	144,803
Subsea 7 SA	47,926	718,060
TechnipFMC plc (a)	146,919	4,600,034

		5,462,897

Equity Real Estate Investment Trusts (REITs) 0.5%
British Land Co. plc (The)	630,248	5,880,145

Food & Staples Retailing 0.5%
J Sainsbury plc	380,657	1,239,247
Tesco plc	1,229,409	3,471,756
Wm Morrison Supermarkets plc	245,419	728,363

		5,439,366

Industrial Conglomerates 0.5%
DCC plc	51,764	5,215,843

Insurance 0.9%
Aviva plc	1,399,308	9,562,912
Old Mutual plc	258,702	809,069

		10,371,981

Media 0.3%
Pearson plc	44,352	439,626
Pearson plc, ADR (a)	8,021	78,766
UBM plc	304,049	3,052,733

		3,571,125

Metals & Mining 0.4%
Anglo American plc	232,854	4,866,675

Multi-Utilities 0.5%
National Grid plc	454,570	5,339,829

Oil, Gas & Consumable Fuels 1.1%
BP plc, ADR	286,340	12,034,870

Personal Products 0.5%
Unilever plc	100,578	5,571,975

Real Estate Management & Development 0.2%
Savills plc	136,396	1,826,343

19

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Software 0.4%
Micro Focus International plc	125,827	$4,270,313

Specialty Retail 0.1%
Kingfisher plc	359,190	1,637,452

Tobacco 0.8%
Imperial Brands plc	205,432	8,779,132

Wireless Telecommunication Services 1.9%
Vodafone Group plc	5,272,167	16,655,145
Vodafone Group plc, ADR	155,173	4,950,019

		21,605,164

		156,155,783

UNITED STATES 0.5%
Electronic Equipment, Instruments & Components 0.4%
Flex Ltd.*	272,871	4,908,949

Pharmaceuticals 0.1%
Valeant Pharmaceuticals International, Inc.*	53,780	1,120,181

		6,029,130

ZAMBIA 0.1%
Metals & Mining 0.1%
First Quantum Minerals Ltd. (a)	86,792	1,215,917

Total Common Stocks (cost $991,268,949)		1,118,929,702

Rights 0.0%†

	Number of Rights

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $0.39 on 1/5/2018*	250,999	114,140

Total Right (cost $113,559)		114,140

Repurchase Agreements 2.8%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $11,789,564, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $12,023,457. (e)(f)	$11,787,703	11,787,703
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $10,001,556, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $10,200,002. (e)(f)	10,000,000	10,000,000

Repurchase Agreements (continued)

	Principal Amount	Value

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $10,002,625, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $10,200,116. (e)(f)	$10,000,000	$10,000,000

Total Repurchase Agreements (cost $31,787,703)		31,787,703

Total Investments (cost $1,023,170,211) — 102.6%		1,150,831,545

Liabilities in excess of other assets — (2.6)%		(29,503,415)

NET ASSETS — 100.0%		$1,121,328,130

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $37,745,460, which was collateralized by cash used to purchase repurchase agreements with a total value of $31,787,703 and by $7,176,820 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.63% and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $38,964,523.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The liquidity determination is unaudited. The aggregate value of these securities at December 31, 2017 was $1,896,265 which represents 0.17% of net assets.

(c)	Illiquid security (unaudited).

(d)	Value determined using significant unobservable inputs.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $31,787,703.

(f)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certification

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

20

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund (Continued)

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

The accompanying notes are an integral part of these financial statements.

21

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager International Value Fund
Assets:
Investment securities, at value* (cost $991,382,508)	$1,119,043,842
Repurchase agreements, at value (cost $31,787,703)	31,787,703
Cash	515,446
Foreign currencies, at value (cost $913,952)	919,077
Interest and dividends receivable	1,052,041
Security lending income receivable	36,547
Receivable for investments sold	4,130,979
Receivable for capital shares issued	2,249
Reclaims receivable	1,030,643
Prepaid expenses	1,669

Total Assets	1,158,520,196

Liabilities:
Payable for investments purchased	1,854,293
Payable for capital shares redeemed	2,743,295
Payable upon return of securities loaned (Note 2)	31,787,703
Accrued expenses and other payables:
Investment advisory fees	666,538
Fund administration fees	39,338
Distribution fees	14,087
Administrative servicing fees	16,770
Accounting and transfer agent fees	4,154
Trustee fees	171
Custodian fees	11,654
Compliance program costs (Note 3)	1,074
Professional fees	31,539
Printing fees	11,855
Other	9,595

Total Liabilities	37,192,066

Net Assets	$1,121,328,130

Represented by:
Capital	$980,637,218
Accumulated undistributed net investment income	19,019,394
Accumulated net realized losses from investment securities, futures contracts, forward foreign currency contracts and foreign currency transactions	(6,060,220)
Net unrealized appreciation/(depreciation) in investment securities	127,661,334
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	70,404

Net Assets	$1,121,328,130

22

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager International Value Fund
Net Assets:
Class I Shares	$36,973,171
Class II Shares	67,160,638
Class IV Shares	9,957,973
Class Y Shares	1,007,236,348

Total	$1,121,328,130

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,204,522
Class II Shares	5,853,735
Class IV Shares	862,052
Class Y Shares	87,386,204

Total	97,306,513

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.54
Class II Shares	$11.47
Class IV Shares	$11.55
Class Y Shares	$11.53

*	Includes value of securities on loan of $37,745,460 (Note 2).

The accompanying notes are an integral part of these financial statements.

23

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$37,868,490
Income from securities lending (Note 2)	688,147
Interest income	68,098
Foreign tax withholding	(3,287,637)

Total Income	35,337,098

EXPENSES:
Investment advisory fees	7,902,649
Fund administration fees	348,513
Distribution fees Class II Shares	161,813
Administrative servicing fees Class I Shares	51,355
Administrative servicing fees Class II Shares	97,088
Administrative servicing fees Class IV Shares	14,270
Professional fees	105,926
Printing fees	16,962
Trustee fees	32,740
Custodian fees	59,885
Accounting and transfer agent fees	39,308
Compliance program costs (Note 3)	4,478
Other	20,317

Total expenses before fees waived	8,855,304

Investment advisory fees waived (Note 3)	(174,920)
Investment advisory fees voluntarily waived (Note 3)	(11,770)

Net Expenses	8,668,614

NET INVESTMENT INCOME	26,668,484

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	74,244,662
Expiration or closing of futures contracts (Note 2)	313,914
Settlement of forward foreign currency contracts (Note 2)	(303,324)
Foreign currency transactions (Note 2)	83,919

Net realized gains	74,339,171

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	127,700,091
Forward foreign currency contracts (Note 2)	(33,907)
Translation of assets and liabilities denominated in foreign currencies	110,909

Net change in unrealized appreciation/depreciation	127,777,093

Net realized/unrealized gains	202,116,264

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$228,784,748

The accompanying notes are an integral part of these financial statements.

24

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$26,668,484	$31,192,050
Net realized gains (losses)	74,339,171	(31,714,256)
Net change in unrealized appreciation/depreciation	127,777,093	62,504,519

Change in net assets resulting from operations	228,784,748	61,982,313

Distributions to Shareholders From:
Net investment income:
Class I	(938,473)	(930,266)
Class II	(1,562,726)	(1,562,751)
Class IV	(258,901)	(270,205)
Class Y	(27,462,353)	(33,685,480)

Change in net assets from shareholder distributions	(30,222,453)	(36,448,702)

Change in net assets from capital transactions	(214,228,248)	32,086,791

Change in net assets	(15,665,953)	57,620,402

Net Assets:
Beginning of year	1,136,994,083	1,079,373,681

End of year	$1,121,328,130	$1,136,994,083

Accumulated undistributed net investment income at end of year	$19,019,394	$22,261,026

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,246,463	$2,637,244
Dividends reinvested	938,473	930,266
Cost of shares redeemed	(5,051,500)	(4,531,271)

Total Class I Shares	(866,564)	(963,761)

Class II Shares
Proceeds from shares issued	3,928,257	14,612,254
Dividends reinvested	1,562,726	1,562,751
Cost of shares redeemed	(13,078,499)	(14,809,532)

Total Class II Shares	(7,587,516)	1,365,473

Class IV Shares
Proceeds from shares issued	272,855	139,540
Dividends reinvested	258,901	270,205
Cost of shares redeemed	(1,405,151)	(1,597,766)

Total Class IV Shares	(873,395)	(1,188,021)

Class Y Shares
Proceeds from shares issued	54,480,498	54,569,520
Dividends reinvested	27,462,353	33,685,480
Cost of shares redeemed	(286,843,624)	(55,381,900)

Total Class Y Shares	(204,900,773)	32,873,100

Change in net assets from capital transactions	$(214,228,248)	$32,086,791

25

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	305,890	291,694
Reinvested	85,680	98,210
Redeemed	(473,021)	(497,589)

Total Class I Shares	(81,451)	(107,685)

Class II Shares
Issued	372,563	1,651,700
Reinvested	144,231	166,202
Redeemed	(1,249,369)	(1,634,308)

Total Class II Shares	(732,575)	183,594

Class IV Shares
Issued	25,369	15,414
Reinvested	23,603	28,500
Redeemed	(130,736)	(176,115)

Total Class IV Shares	(81,764)	(132,201)

Class Y Shares
Issued	5,217,930	6,064,891
Reinvested	2,503,453	3,555,073
Redeemed	(27,563,742)	(5,864,387)

Total Class Y Shares	(19,842,359)	3,755,577

Total change in shares	(20,738,149)	3,699,285

The accompanying notes are an integral part of these financial statements.

26

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$9.64	0.25	1.94	2.19	(0.29)	(0.29)	$11.54	22.92%		$36,973,171	0.91%	2.33%	0.93%	61.67%
Year Ended December 31, 2016	$9.44	0.26	0.23	0.49	(0.29)	(0.29)	$9.64	5.23%		$31,690,459	0.92%	2.80%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.13)	(0.13)	$9.44	(5.12%	)	$32,030,091	0.91%	2.18%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.43	(1.49)	(1.06)	(0.47)	(0.47)	$10.08	(9.46%	)	$36,695,627	0.91%	3.88%	0.93%	39.65%
Year Ended December 31, 2013	$9.78	0.20	1.88	2.08	(0.25)	(0.25)	$11.61	21.41%		$1,722,688	0.92%	1.90%	0.94%	35.44%

Class II Shares
Year Ended December 31, 2017	$9.59	0.22	1.92	2.14	(0.26)	(0.26)	$11.47	22.53%		$67,160,638	1.16%	2.10%	1.18%	61.67%
Year Ended December 31, 2016	$9.37	0.23	0.23	0.46	(0.24)	(0.24)	$9.59	4.98%		$63,178,209	1.17%	2.59%	1.18%	40.58%
Year Ended December 31, 2015	$10.01	0.20	(0.73)	(0.53)	(0.11)	(0.11)	$9.37	(5.34%	)	$59,983,984	1.16%	1.92%	1.18%	47.51%
Year Ended December 31, 2014	$11.55	0.39	(1.46)	(1.07)	(0.47)	(0.47)	$10.01	(9.68%	)	$64,017,745	1.16%	3.55%	1.18%	39.65%
Year Ended December 31, 2013	$9.75	0.19	1.85	2.04	(0.24)	(0.24)	$11.55	21.05%		$519,990	1.17%	1.83%	1.19%	35.44%

Class IV Shares
Year Ended December 31, 2017	$9.65	0.25	1.94	2.19	(0.29)	(0.29)	$11.55	22.89%		$9,957,973	0.91%	2.34%	0.93%	61.67%
Year Ended December 31, 2016	$9.45	0.26	0.22	0.48	(0.28)	(0.28)	$9.65	5.20%		$9,112,334	0.92%	2.81%	0.93%	40.58%
Year Ended December 31, 2015	$10.08	0.22	(0.73)	(0.51)	(0.12)	(0.12)	$9.45	(5.09%	)	$10,164,408	0.91%	2.19%	0.93%	47.51%
Year Ended December 31, 2014	$11.61	0.42	(1.48)	(1.06)	(0.47)	(0.47)	$10.08	(9.46%	)	$12,013,545	0.91%	3.74%	0.93%	39.65%
Year Ended December 31, 2013	$9.77	0.22	1.86	2.08	(0.24)	(0.24)	$11.61	21.45%		$15,058,439	0.92%	2.07%	0.94%	35.44%

Class Y Shares
Year Ended December 31, 2017	$9.63	0.26	1.95	2.21	(0.31)	(0.31)	$11.53	23.12%		$1,007,236,348	0.76%	2.47%	0.78%	61.67%
Year Ended December 31, 2016	$9.44	0.27	0.24	0.51	(0.32)	(0.32)	$9.63	5.45%		$1,033,013,081	0.77%	2.94%	0.78%	40.58%
Year Ended December 31, 2015	$10.08	0.24	(0.74)	(0.50)	(0.14)	(0.14)	$9.44	(5.01%	)	$977,195,198	0.76%	2.31%	0.78%	47.51%
Year Ended December 31, 2014	$11.60	0.42	(1.46)	(1.04)	(0.48)	(0.48)	$10.08	(9.34%	)	$941,257,678	0.76%	3.78%	0.78%	39.65%
Year Ended December 31, 2013	$9.77	0.23	1.86	2.09	(0.26)	(0.26)	$11.60	21.53%		$921,221,935	0.77%	2.18%	0.79%	35.44%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

27

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

28

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the

29

Notes to Financial Statements (Continued)

December 31, 2017

price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,587,655	$2,593,865	$—	$8,181,520
Air Freight & Logistics	—	906,659	—	906,659
Airlines	2,977,125	14,555,506	—	17,532,631
Auto Components	2,928,466	24,882,601	—	27,811,067
Automobiles	—	57,914,970	—	57,914,970
Banks	23,068,838	131,698,465	—	154,767,303
Beverages	—	19,919,855	—	19,919,855
Building Products	—	3,574,976	—	3,574,976
Capital Markets	559,084	41,121,727	—	41,680,811
Chemicals	587,649	40,432,482	—	41,020,131
Commercial Services & Supplies	—	2,442,277	—	2,442,277
Communications Equipment	—	1,682,972	—	1,682,972
Construction & Engineering	725,783	6,126,626	—	6,852,409
Construction Materials	1,214,392	6,596,655	—	7,811,047
Consumer Finance	—	176,170	—	176,170
Containers & Packaging	—	7,666,650	—	7,666,650
Distributors	—	4,437,912	—	4,437,912
Diversified Financial Services	70,286	26,829,064	—	26,899,350
Diversified Telecommunication Services	—	23,793,920	—	23,793,920
Electric Utilities	—	1,627,046	—	1,627,046
Electrical Equipment	—	15,437,632	—	15,437,632
Electronic Equipment, Instruments & Components	4,908,949	14,974,047	—	19,882,996
Energy Equipment & Services	4,600,034	862,863	—	5,462,897
Equity Real Estate Investment Trusts (REITs)	—	5,880,145	—	5,880,145
Food & Staples Retailing	710,054	19,034,279	—	19,744,333
Food Products	76,940	13,298,833	—	13,375,773
Health Care Equipment & Supplies	68,063	10,108,893	—	10,176,956
Health Care Providers & Services	—	7,316,405	—	7,316,405
Hotels, Restaurants & Leisure	—	10,209,607	—	10,209,607

30

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Household Durables	$—	$10,248,818	$—	$10,248,818
Household Products	—	133,722	—	133,722
Independent Power and Renewable Electricity Producers	—	550,278	—	550,278
Industrial Conglomerates	—	27,728,255	—	27,728,255
Insurance	8,658,936	59,977,541	—	68,636,477
Leisure Products	—	389,288	—	389,288
Machinery	—	16,324,099	—	16,324,099
Marine	—	8,241,570	—	8,241,570
Media	78,766	23,508,637	—	23,587,403
Metals & Mining	13,341,382	45,596,006	—	58,937,388
Multiline Retail	—	2,128,245	—	2,128,245
Multi-Utilities	—	29,774,463	—	29,774,463
Oil, Gas & Consumable Fuels	54,250,998	51,503,062	—	105,754,060
Paper & Forest Products	—	6,044,187	—	6,044,187
Personal Products	—	5,571,975	—	5,571,975
Pharmaceuticals	1,120,181	50,019,174	—	51,139,355
Professional Services	—	3,004,006	—	3,004,006
Real Estate Management & Development	359,408	19,896,949	—	20,256,357
Road & Rail	—	3,399,124	—	3,399,124
Semiconductors & Semiconductor Equipment	—	9,308,633	—	9,308,633
Software	—	17,355,890	—	17,355,890
Specialty Retail	—	7,541,688	—	7,541,688
Technology Hardware, Storage & Peripherals	—	14,274,220	—	14,274,220
Textiles, Apparel & Luxury Goods	—	8,844,455	—	8,844,455
Tobacco	—	8,779,132	—	8,779,132
Trading Companies & Distributors	—	7,382,041	—	7,382,041
Transportation Infrastructure	88,681	1,828,795	—	1,917,476
Water Utilities	—	4,342,442	—	4,342,442
Wireless Telecommunication Services	4,950,019	28,198,216	—	33,148,235
Total Common Stocks	$130,931,689	$987,998,013	$—	$1,118,929,702
Repurchase Agreements	—	31,787,703	—	31,787,703
Right	114,140	—	—	114,140
Total	$131,045,829	$1,019,785,716	$—	$1,150,831,545

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2017, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

31

Notes to Financial Statements (Continued)

December 31, 2017

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts,” if applicable.

At December 31, 2017, the Fund had no open forward foreign currency contracts.

(d)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value

32

Notes to Financial Statements (Continued)

December 31, 2017

of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts.”

At December 31, 2017, the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(303,324)
Futures Contracts
Equity risk	313,914
Total	$10,590

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(33,907)
Total	$(33,907)

33

Notes to Financial Statements (Continued)

December 31, 2017

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$72,430,407
Average Settlement Value Sold	$63,427,558

Futures Contracts:
Average Notional Balance Long	$1,835,303

(e)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $31,787,703, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

34

Notes to Financial Statements (Continued)

December 31, 2017

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

35

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$11,787,703	$—	$11,787,703	$(11,787,703)	$—
Nomura Securities International, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
RBS Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$31,787,703	$—	$31,787,703	$(31,787,703)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

36

Notes to Financial Statements (Continued)

December 31, 2017

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to expiration of capital loss carryforwards. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Losses from Investment Securities, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions
$(94,991,633)	$312,337	$94,679,296

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

37

Notes to Financial Statements (Continued)

December 31, 2017

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Thompson, Siegel & Walmsley LLC (a)
Dimensional Fund Advisors LP
(a)	Effective July 10, 2017, Thompson, Siegel & Walmsley LLC was appointed as subadviser to the Fund. Effective July 10, 2017, J.P. Morgan Investment Management Inc. was terminated and ceased serving as subadviser to the Fund

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

The Trust and NFA have entered into a written contract waiving 0.016% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $174,920, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.72%, and after contractual fee waivers was 0.71%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

During the period June 9, 2017 through its termination on July 10, 2017, J.P. Morgan Investment Management Inc., then a subadviser to the Fund (the “Subadviser”), waived a portion of its subadvisory fee in an amount equal to the subadvisory fees attributable to the value of the Fund’s assets invested by retirement plan and IRA customers of financial intermediaries that are affiliated with the Subadviser. During the same period, NFA waived an amount of the investment advisory fees of the Fund equal to the amount of subadvisory fees waived by the Subadviser. The waiver of such investment advisory fees by NFA amounted to $11,770, for which NFA shall not be entitled to later seek recoupment.

38

Notes to Financial Statements (Continued)

December 31, 2017

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $348,513 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $4,478.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $162,713.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”),

39

Notes to Financial Statements (Continued)

December 31, 2017

permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $668,570,622 and sales of $876,680,849 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

40

Notes to Financial Statements (Continued)

December 31, 2017

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $3,415 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$30,222,453	$—	$30,222,453	$—	$30,222,453

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

41

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$36,448,702	$—	$36,448,702	$—	$36,448,702

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$22,600,033	$—	$22,600,033	$(138,088)	$118,228,967	$140,690,912

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,032,672,982	$163,045,085	$(44,886,522)	$118,158,563

As of December 31, 2017, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire, as applicable, if not utilized to offset future capital gains.

Amount	Expires
$138,088	2018

During the year ended December 31, 2017, the Fund had capital loss carryforwards that were utilized and expired of $69,950,749 and $94,991,633, respectively, and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager International Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

43

Supplemental Information

December 31, 2017 (Unaudited)

NVIT Multi-Manager International Value Fund – Initial Approval of Thompson, Siegel & Walmsley, LLC Advisory Agreement

Summary of Factors Considered by the Board

At the June 13-14, 2017 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the NVIT Multi-Manager International Value Fund (the “Fund”), the termination of J.P. Morgan Investment Management Inc. (“JPM”) as a subadviser to the Fund and the appointment of Thompson, Siegel & Walmsley, LLC (“TS&W”) as subadviser to the Fund pursuant to a new subadvisory agreement (the “Subadvisory Agreement”). The Trustees were provided with detailed materials relating to TS&W in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Subadvisory Agreement.

In making their determinations, the Trustees considered information provided to them as to TS&W, including, among other things, information relating to TS&W’s investment strategy and process, TS&W’s risk/return profile, and the correlation of returns between TS&W and the Fund’s other subadviser. The Trustees also considered the experience of the investment personnel of TS&W that would be managing the Fund. The Trustees considered information concerning the investment performance of the portion of the Fund managed by JPM and considered the past performance record of TS&W managing an investment strategy comparable to the strategy it would use in managing the Fund’s assets.

The Board noted that under the proposed subadvisory fee schedule, NFA would pay the same subadvisory fee to TS&W as the subadvisory fee paid to JPM. The Board also considered that the non-compensatory terms of the Subadvisory Agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place for other NVIT Funds.

The Board considered that the Fund’s proposed subadvisory fee schedule with TS&W includes a breakpoint, which would reduce the subadvisory fees charged to NFA as assets attributable to the portion of the Fund’s assets managed by TS&W grow in excess of the same specified level.

The Board determined to defer any review of potential fallout benefits of the Subadvisory Agreement to TS&W, if any, until TS&W had served as subadviser for a reasonable period of time. No information was presented to the Board regarding the expected profitability of the Subadvisory Agreement.

Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees, including all of the Independent Trustees, determined that the services to be provided by TS&W and the fees to be paid to TS&W each appeared on the basis of the information presented to be acceptable, and unanimously approved the Subadvisory Agreement for a two-year period commencing from the execution of the Subadvisory Agreement.

44

Supplemental Information (Continued)

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2017, the foreign source income for the Fund was $37,868,490 or $0.3892 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2017, the foreign tax credit for the Fund was $2,088,581 or $0.0215 per outstanding share.

45

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

46

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

47

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

48

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

49

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

50

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

51

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

52

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

53

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

54

Annual Report

December 31, 2017

NVIT Multi-Manager Large Cap Growth Fund

AR-MM-LCG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Large Cap Growth Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager Large Cap Growth Fund (Class Y) returned 30.36% versus 30.21% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Growth Funds (consisting of 46 funds as of December 31, 2017) was 28.42% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Loomis, Sayles & Company, L.P.; Massachusetts Financial Services Company; and Smith Asset Management Group, L.P.

On April 10, 2017, Loomis, Sayles & Company, L.P. (Loomis Sayles) replaced Winslow Capital Management as a subadviser to a portion of the Fund. Nationwide Fund Advisors, the investment adviser to the Fund, has provided commentary for the period from January 1, 2017, through April 10, 2017, for the portion of the Fund now managed by Loomis Sayles. Commentary from Loomis Sayles covers the period from April 10, 2017, through December 31, 2017.

The following commentary is provided by Nationwide Fund Advisors

Domestic equities broadly traded higher over the holding period with the Russell 1000 Growth Index rising 30.21%. Nine out of eleven sectors posted gains, with Information Technology and Consumer Discretionary leading the way.

Top 3 Contributors:

1.	Information Technology: The Fund sleeve’s stock selection and sector positioning both contributed positively to relative return. Overall, the sector returned 12.3% within the benchmark. Stock selection and overweight sector positioning both contributed 1.3% to relative return.

2.	Consumer Discretionary: The Fund sleeve’s stock selection contributed positively to relative return. Overall, the sector returned 9.6% within the benchmark. Stock selection led to relative return of 0.3%.

3.	Consumer Staples: Sector positioning within the Fund sleeve contributed positively to relative return. Overall, the sector retuned 4.8% within the benchmark. The Fund sleeve’s underweight sector positioning led to relative return of 0.3%.

Top 2 Detractors:

1.	Health Care: The Fund sleeve’s stock selection was a detractor from relative return. Overall, the Health Care sector gained 18.5% within the benchmark. Poor stock selection within the sleeve detracted 0.4% from relative performance.

2.	Cash: The Fund sleeve’s 0.65% positioning to cash detracted 0.05% from relative performance.

The Fund’s sleeve did not utilize derivatives during the reporting period.

The following commentary is provided by Loomis, Sayles & Company, L.P.

Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

The strategy returned 23.90% (gross) during the period, outperforming the Russell 3000 Growth Index’s return of 19.73%. Alibaba Group, Amazon,

4

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

Monster Beverage, Facebook and Alphabet were among the top contributors to performance. We highlight Alibaba, Amazon and Monster Beverage below. Schlumberger, Under Armour, Merck, Compass Minerals and Proctor & Gamble were among the largest detractors from performance. We highlight Under Armour, Schlumberger and Merck below. The Fund sleeve’s stock selection in the Consumer Staples, Consumer Discretionary, Financials, Health Care and Information Technology sectors as well as the sleeve’s allocations to the Information Technology, Consumer Discretionary, Materials and Financials sectors contributed positively to relative return. The Fund sleeve’s stock selection in the Energy and Materials sectors as well as the sleeve’s allocations to the Consumer Staples, Energy and Industrials sectors detracted from relative performance.

Alibaba Group, the leader in China e-commerce, reported fundamentally strong results during the period with revenue growth exceeding consensus expectations. Demonstrating the power of its brands and network ecosytem, Alibaba’s revenue growth accelerated to the fastest rate since the IPO for what is now a much larger company. Alibaba continued to gain market share as gross merchandise volume (GMV) increased at a higher rate than the growth in China’s retail sector. For fiscal year 2018, Alibaba issued revenue growth guidance of 45% to 49%, well above consensus expectations that were closer to 30%. Monthly mobile active users grew to 549 million, a number approximately 70% greater than the population of the United States, and per-user monetization improved. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. We believe Alibaba is selling at a meaningful discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity. Online retailer Amazon reported healthy fundamentals and strong growth in revenue. With GMV growing, we estimate, well above our expectation of growth in the teens for U.S. e-commerce and low single-digit growth in global retail sales, the company continued to take market share. Amazon Web Services (AWS) also posted impressive revenue growth, exceeding an

$18 billion annual run rate, that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. Amazon continued rapid investment in key areas that capitalize on its strength, focusing on businesses with high, durable-growth prospects and strong financial returns. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. The company also generated strong levels of operating and free cash flow. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets — where secular growth is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. We believe Amazon is selling at a meaningful discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity. Monster Beverage is a leading marketer and distributor of energy drinks in the U.S. and internationally. The energy drink industry is effectively a duopoly, creating strong competitive advantages for Monster and Red Bull, which command a combined share of approximately 75% to 80% of the U.S. market, and an estimated 50% of the $42 billion global energy drink market. In 2014, Monster entered a partnership with Coca-Cola in which Coca-Cola purchased a 16.7% stake in the company, and Monster became its exclusive energy drink partner. The partnership gave Monster access to an unmatched global distribution system, accelerating its pace of international expansion and extending its benefits of scale. During the period, Monster reported financial results that were largely in line with consensus expectations, and made great progress transitioning its distribution operations to Coca-Cola partners, globally. Sales outside the U.S. have grown from approximately 20% of total revenues in 2013 to approximately 30% today, and we believe they can grow to exceed 50% over the next decade. The company continues to take market share in most markets, including the U.S., where the Monster brand recently reached 37.2% market value share, its highest ever as reported by

5

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

Nielsen. We believe energy drinks are here to stay, and their continued penetration around the world is the primary long-term business driver for the company. Monster’s large presence in North America and its expansion into international markets make it well positioned to benefit from this long-term secular growth driver. With its shares selling at a significant discount to our estimate of intrinsic value, we believe Monster offers a compelling reward-to-risk opportunity.

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. Only a few companies can compete with the scope of Schlumberger’s integrated suite of products and services, and even fewer can compete with the scale and depth of its technology and service execution. The company reported global sales that were lower compared with the year-ago period. In markets outside of North America, which accounted for approximately 75% of revenue, the company continued to experience low demand for its oilfield services, given the lower oil price environment. However, Schlumberger reported improved results in North America during the period, with strong growth in regional rig-count as well as in hydraulic fracturing revenue. We believe Schlumberger has maintained exemplary margins and cash flow for this point in the cycle. The company generated $2.3 billion of free cash flow over the past twelve months, and continued to invest to strengthen its ability to offer integrated solutions to clients. We believe these results highlight the company’s high-quality characteristics, its strong execution, and its proactive management of costs and resources. Increasing consumption in emerging markets and the need to replace naturally depleting reservoirs creates long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oilfield services like those Schlumberger provides are key to accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as the market supply-demand normalizes. We believe the shares of Schlumberger are selling below our estimate of intrinsic value and offer compelling reward-to-risk opportunity. We initiated a new position in Under Armour during the period. Through its focus on innovation and performance-centric sports apparel, footwear, and accessories, Under Armour has grown to be the third-leading global brand in sportswear, after Nike and adidas. We believe a key competitive advantage for Under Armour is its brand. Strong in North America with growing international recognition, Under Armour is a brand for which consumers are willing to pay a premium. The company also has the scale to compete globally through marketing, buying power and industry influence. We believe the company, led by its founder Kevin Plank, can grow well in excess of the mid-single-digit growth in the underlying $300 billion global sportswear market, driven largely by international expansion opportunities and growth in its footwear business over our investment time horizon. We also expect operating profits will grow faster than revenues, driving long-term operating profit growth, and that free cash flow growth will improve as capital investments normalize over time. We believe expectations embedded in today’s share price are substantially below our estimates for the company’s long-term growth opportunities. As a result, the company is selling at a meaningful discount to intrinsic value, offering a compelling reward-to-risk opportunity. Merck is a leading global biopharmaceutical company with an extensive set of well-established, mature products providing the revenue and cash flow needed to fund the company’s future growth. With the rare scale and commitment to have invested more than $70 billion in research and development over the past decade, Merck has a robust pipeline of potential new and innovative growth drugs that includes over 40 new molecular entities as well as new drug combinations. The company is a leader in immuno-oncology, where therapies such as its first-to-market PD-1 immunotherapy Keytruda assist the body in using its own immune system to fight cancer cells. The company’s brand and global footprint in manufacturing and distribution are powerful competitive advantages for driving

6

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

sales in mature products, as well as bringing new products to market, and we believe its leadership in immuno-oncology further positions Merck as the partner of choice for smaller-scale firms pursuing new combination therapies. During the period, the company reported revenues that were generally in line with consensus expectations, including strong growth in Keytruda across a number of indications. The company also reported better-than-expected profitability as it continued to successfully navigate the natural revenue decline associated with meaningful patent expirations over the past few years. Shares were pressured, however, on news that the company was adding another end point to clinical trials for Keytruda in the treatment of non-squamous, non-small cell lung cancer (NSCLC). The addition of the new end point, overall survival rates, does not impact Merck’s ability to file for approval of the drug, and may provide greater differentiation versus potential competitors. However, a potential delay in receiving trial data and filing for approval could enable others to achieve first-mover advantage in NSCLC with competing therapies pending similar trial results. Because the new end point doesn’t impact Merck’s ability to file for approval on the basis of positive interim results, the news did not impact our assessment of intrinsic value, and we believe that Keytruda will remain a leading immuno-oncology treatment. Having successfully navigated major patent expirations over the past few years, we believe Merck is well positioned with its growing biopharmaceutical business, vaccine and animal health offerings, and robust pipeline, to generate mid-single-digit cash flow growth over our investment horizon, well in excess of market expectations. The company’s shares currently sell at a discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio where sector positioning is the result of stock selection. As of December 31, 2017, the Fund sleeve is overweight in the financials, consumer staples, information technology and energy sectors, and underweight in the industrials, consumer discretionary, materials and healthcare sectors. The Fund sleeve holds no positions in the real estate, telecommunication services and utilities sectors. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

This Fund’s sleeve did not use derivative instruments.

Portfolio Manager:

Aziz V. Hamzaogullari, CFA

Subadviser:

Loomis, Sayles & Company, L.P.

The following commentary is provided by Massachusetts Financial Services Company

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points, or 0.25%, three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate

7

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the U.S. dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the U.S. from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

The Fund sleeve’s security selection in the Health Care sector detracted from performance relative to the Russell 1000 Growth Index. Within this sector, the sleeve’s overweight positions in biotechnology firm Celgene and pharmacy benefit management (PBM) organization Express Scripts held back relative returns. Additionally, the Fund sleeve’s not holding a position in research-based biopharmaceutical company Abbvie Inc. weakened relative performance.

Stock selection in both the Financial Services and Retailing sectors also held back relative returns. Within the Financial Services sector, the Fund sleeve’s position in real estate and relocation services provider Realogy(b) weighed on relative results. Within the Retailing sector, overweight positions in automotive replacement parts distributor AutoZone(a), athletic apparel retailer Lululemon Athletica(a) (Canada) and clothing retailer Urban Outfitters(a) hindered relative results.

Stocks in other sectors that weighed on relative results included an overweight position in payment processing solutions provider NCR(a) and the Fund sleeve’s position in oilseeds, corn and wheat processor company Archer Daniels Midland(b).

The Fund sleeve’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the sleeve strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Security selection in the Leisure sector contributed to relative results. The Fund sleeve’s overweight positions in game software developer Take-Two Interactive Software and hotel operator Marriott International aided relative performance. In addition, an underweight position in media conglomerate Walt Disney Company(a) benefited relative results.

Security selection in both the Technology and Transportation sectors further bolstered relative returns. Within the Technology sector, the Fund sleeve’s overweight positions in computer graphics processors maker NVIDIA and digital marketing and digital media solutions provider Adobe Systems helped relative performance. There were no stocks within the Transportation sector that were among the sleeve’s top relative contributors over the reporting period.

Elsewhere, the Fund sleeve’s overweight positions in equipment rental company United Rentals and payment processing, merchant and related payment services provider Total System Services aided relative results. In addition, not holding shares of technology and financial

8

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

services conglomerate General Electric, and the sleeve’s positions in multinational retailer Best Buy(b) and residential and commercial building materials manufacturer Owens Corning(b), contributed to relative returns.

The Fund sleeve held no derivatives for the 12 months ended December 31, 2017.

(a)Security	was not held in the Fund sleeve at period end.
(b)Security	is not a benchmark constituent.

Portfolio Managers:

James C. Fallon, Matthew W. Krummell, Jonathan W. Sage and John E. Stocks

Subadviser:

Massachusetts Financial Services Company

The following commentary is provided by Smith Asset Management Group, L.P.

In some respects, 2017 ended as it began. A year ago, we were wondering how the market had rallied despite a President-elect who possessed no real legislative record to forecast a likely policy direction. Now the question could be asked how the S&P 500® Index (S&P 500) rose nearly 22% in 2017 despite a GOP majority that failed to deliver a significant legislative win until the final week of the year. We have often contended that political headlines are a distraction, while the economy and markets ebb and flow in spite of Washington. While that may be an overstatement, history has proven that it is more profitable to filter out political noise and focus on what is going on with corporate earnings and why.

This year has been a prime example. Throughout most of the year, the economic and earnings momentum that started in late 2016 continued. A broad-based, synchronized global expansion created a sweet spot for another leg up in the earnings cycle. It has been quite some time since economic growth was consistent across all major economies. U.S. companies benefited from that stronger nominal economic growth as well as a weaker U.S. dollar. That combination produced growth in sharp contrast to the last few years. Global nominal gross domestic product (GDP) in U.S. dollar terms is on pace to rise greater than 5% for 2017 and over 6% for 2018. That compares to an average of 0.7% in the previous five years.

Against that backdrop, corporate earnings have seen good momentum following three years of stagnation. Earnings diffusion, the ratio of positive to negative revisions of earnings estimates for the next fiscal year, has been above average for 42 of the last 52 weeks, and 24 of the last 26. This resulted in an upturn to 2018 expectations in September. The norm is for expectations to persistently fall over time. Over the last twenty years there are only six years, 2003–2006 and 2010–2011, that have experienced rising expectations. Generally, rising expectations are reserved for a few years following recessions. Given the mini earnings recession we had in 2015/2016, maybe this improving pattern is not that unusual. It does, however, help explain the strength in stock prices.

S&P 500 earnings rose 21.8% this year and prior to the tax bill were expected to rise about an equal amount in 2018. After a couple of years of very little growth, this feels like a welcome respite for investors. For the first time in five years, accelerating sales are a significant contributor to a rising bottom line. Sales are on track to be about 6% better than last year, then close to that rate again in 2018. That compares to an average of less than 2% for the previous four years. We are always encouraged about the sustainability of earnings growth when it is driven by rising sales instead of expanding margins.

Any time there is a significant structural change like the tax bill there is a rotation within markets as investors sort out the winners and losers. The overall stimulus probably means an upward bias to stock prices. But we worry about the sustainability of the broad level of optimism across business, consumers and investors. Consumer confidence readings are in the top 14% of all time, and the current institutional sentiment bull/bear ratio is in the top 3% of historic readings. While the individual investor bull/bear ratio is less extreme, it is still in the top 20% of historic readings. Couple that with high stock valuations, rising interest rates, inflationary pressures, lack of a meaningful correction, very low volatility and a general complacency about events that could cause economic disruption, and there is plenty to worry about. While the market bias is still likely to be upward, we believe these

9

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Growth Fund

factors will result in more volatility in the year ahead.

Here at the Smith Group, we are encouraged about the opportunities for stock selection due to structural changes, global economic momentum and an environment less affected by Federal Reserve policy. These changes will lead to business activity that has not been previously anticipated. In addition, Fed tightening will put pressure on companies that have survived mainly because of excess liquidity and low rates. In a rising rate environment, earnings quality will become more important and investors will increase differentiation between companies on that basis.

Despite the many political distractions and cross-currents of the past year, investors returned their focus to the fundamental performance of corporate America. This was especially true in the second half of the year as measures of real business activity (“hard data”) finally caught up with the optimism (“soft data”) of the first half of the year.

Relative to the Russell 1000 Growth Index, Fund sleeve performance struggled in the first half of 2017 before improving over the last half of the year. In many respects, the two halves of the year were mirror images of each other. The sectors that presented the greatest challenge, relative to the Index, in the first half of the year — Industrials, Consumer Discretionary and Information Technology — provided the strongest relative returns in the second half of the year. For the full year, Information Technology delivered the strongest absolute performance as Fund sleeve holdings returned 37%.

The Fund sleeve’s best performer was Align Technology, the leader in “invisible” orthodontics, which continues to gain traction domestically with both teens and adults. The opening of its first treatment facility in China will also contribute to future earnings growth. Within Information Technology, Adobe Systems is benefiting from the continued growth in the delivery of digital content via the internet. The fundamental outlook for United Rentals, an equipment rental company, has been improving as the economy recovers from the Great Recession and oil prices have stabilized.

Detractors from Fund sleeve performance included O’Reilly Automotive, Ross Stores and TD Ameritrade. We were a bit slow exiting the Fund sleeve’s position in O’Reilly Automotive, a solid long-term sleeve holding. We sold the position in the company following a miss on first-quarter earnings, fortunately in advance of the company’s reporting weak comparable store sales. While gaining share from traditional retailers, Ross Stores, an off-price retailer, proved not completely immune to the migration of shopping to online channels. Additionally, the company is beginning to face expense headwinds, primarily from wage pressures. We sold the Fund sleeve’s position in the company in June. TD Ameritrade, a provider of brokerage services, was dragged down by a price war that started during the first quarter with two of its top competitors slashing prices in an effort to take market share.

We continue to believe that equities in general, and our investment philosophy in particular, should be able to generate healthy returns going forward as steady economic growth will provide a solid foundation for strong corporate profits.

This Fund’s sleeve did not utilize derivatives during the reporting period.

Portfolio Managers:

John D. Brim, CFA; and Stephen S. Smith, CFA

Subadviser:

Smith Asset Management Group, L.P.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Fund Overview	NVIT Multi-Manager Large Cap Growth Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreements	1.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries††

Internet Software & Services	11.8%
Software	11.3%
IT Services	6.1%
Hotels, Restaurants & Leisure	5.2%
Internet & Direct Marketing Retail	4.9%
Technology Hardware, Storage & Peripherals	4.2%
Biotechnology	4.1%
Beverages	4.0%
Health Care Equipment & Supplies	3.5%
Semiconductors & Semiconductor Equipment	3.3%
Other Industries*	41.6%
100.0%

Top Holdings††

Facebook, Inc., Class A	4.9%
Amazon.com, Inc.	4.3%
Apple, Inc.	4.0%
Microsoft Corp.	3.5%
Alphabet, Inc., Class C	2.7%
Alphabet, Inc., Class A	2.3%
Visa, Inc., Class A	2.0%
Alibaba Group Holding Ltd., ADR	1.9%
Boeing Co. (The)	1.9%
Cisco Systems, Inc.	1.8%
Other Holdings*	70.7%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

11

Fund Performance	NVIT Multi-Manager Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	30.20%	15.41%	9.11%
Class II	29.88%	15.13%	8.85%
Class Y	30.36%	15.59%	9.28%
Russell 1000® Growth Index	30.21%	17.33%	11.47%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio^
Class I	0.83%
Class II	1.08%
Class Y	0.68%

^	Current effective prospectus dated May 23, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

12

Fund Performance (cont.)	NVIT Multi-Manager Large Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Growth Fund since inception through 12/31/17 versus performance of the Russell 1000® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

13

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,142.30	4.48	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Class II Shares	Actual	(b)	1,000.00	1,141.00	5.83	1.08
	Hypothetical	(b)(c)	1,000.00	1,019.76	5.50	1.08
Class Y Shares	Actual	(b)	1,000.00	1,143.30	3.67	0.68
	Hypothetical	(b)(c)	1,000.00	1,021.78	3.47	0.68

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

14

Statement of Investments

December 31, 2017

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 99.0%

	Shares	Value

Aerospace & Defense 2.7%
Boeing Co. (The)	98,066	$28,920,644
Huntington Ingalls Industries, Inc.	8,900	2,097,730
Textron, Inc.	117,111	6,627,312
United Technologies Corp.	30,685	3,914,485

		41,560,171

Air Freight & Logistics 1.5%
Expeditors International of Washington, Inc.	271,297	17,550,203
United Parcel Service, Inc., Class B	47,271	5,632,340

		23,182,543

Airlines 0.2%
Copa Holdings SA, Class A	27,727	3,717,082

Auto Components 0.9%
Lear Corp.	65,308	11,537,311
Visteon Corp.*	18,070	2,261,280

		13,798,591

Automobiles 0.5%
Thor Industries, Inc.	50,200	7,566,144

Beverages 4.0%
Coca-Cola Co. (The)	262,961	12,064,651
Constellation Brands, Inc., Class A	24,507	5,601,565
Monster Beverage Corp.*	410,449	25,977,317
PepsiCo, Inc.	143,009	17,149,639

		60,793,172

Biotechnology 4.1%
AbbVie, Inc.	21,200	2,050,252
Amgen, Inc.	58,069	10,098,199
Biogen, Inc.*	62,272	19,837,991
Celgene Corp.*	87,411	9,122,212
Exelixis, Inc.*	191,200	5,812,480
Ionis Pharmaceuticals, Inc.*	38,300	1,926,490
Regeneron Pharmaceuticals, Inc.*	29,759	11,188,194
Vertex Pharmaceuticals, Inc.*	13,400	2,008,124

		62,043,942

Building Products 0.4%
AO Smith Corp.	33,260	2,038,173
Owens Corning	50,130	4,608,952

		6,647,125

Capital Markets 2.9%
Affiliated Managers Group, Inc.	24,615	5,052,229
Ameriprise Financial, Inc.	21,620	3,663,942
FactSet Research Systems, Inc. (a)	44,024	8,486,066
MSCI, Inc.	75,734	9,583,380
SEI Investments Co.	241,230	17,334,788

		44,120,405

Chemicals 1.5%
DowDuPont, Inc.	36,142	2,574,033
FMC Corp.	75,819	7,177,026
LyondellBasell Industries NV, Class A	14,880	1,641,562
Monsanto Co.	56,475	6,595,150

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
PPG Industries, Inc.	15,800	$1,845,756
Praxair, Inc.	21,070	3,259,108

		23,092,635

Communications Equipment 2.2%
Cisco Systems, Inc.	736,157	28,194,813
Motorola Solutions, Inc.	57,240	5,171,062

		33,365,875

Consumer Finance 0.9%
American Express Co.	60,227	5,981,143
Discover Financial Services (a)	101,950	7,841,994

		13,823,137

Containers & Packaging 0.4%
Berry Global Group, Inc.*	34,677	2,034,499
Sealed Air Corp.	85,089	4,194,888

		6,229,387

Electrical Equipment 0.7%
Eaton Corp. plc	86,930	6,868,339
Rockwell Automation, Inc.	15,420	3,027,717

		9,896,056

Energy Equipment & Services 1.0%
Schlumberger Ltd.	218,283	14,710,091

Equity Real Estate Investment Trusts (REITs) 1.3%
American Tower Corp.	49,019	6,993,541
Crown Castle International Corp.	9,930	1,102,329
Equinix, Inc.	2,450	1,110,389
Public Storage	4,620	965,580
SBA Communications Corp.*	47,839	7,814,979
Simon Property Group, Inc.	9,090	1,561,117

		19,547,935

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	57,455	10,693,525
Sprouts Farmers Market, Inc.*	168,500	4,102,975
Sysco Corp.	127,310	7,731,536

		22,528,036

Food Products 1.6%
Archer-Daniels-Midland Co.	52,125	2,089,170
Danone SA, ADR-FR	693,137	11,623,907
Hershey Co. (The)	25,300	2,871,803
Tyson Foods, Inc., Class A	104,779	8,494,434

		25,079,314

Health Care Equipment & Supplies 3.5%
Align Technology, Inc.*	46,047	10,231,183
Baxter International, Inc.	112,100	7,246,144
Cooper Cos., Inc. (The)	11,100	2,418,468
Edwards Lifesciences Corp.*	72,475	8,168,657
IDEXX Laboratories, Inc.*	41,520	6,492,898
Medtronic plc	59,305	4,788,879
Varian Medical Systems, Inc.*	121,054	13,455,152

		52,801,381

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 2.1%
Centene Corp.*	75,750	$7,641,660
Express Scripts Holding Co.*	17,097	1,276,120
HCA Healthcare, Inc.*	51,923	4,560,916
McKesson Corp.	30,811	4,804,976
Molina Healthcare, Inc.*	21,846	1,675,151
UnitedHealth Group, Inc.	30,274	6,674,206
WellCare Health Plans, Inc.*	28,653	5,762,405

		32,395,434

Health Care Technology 0.5%
Cerner Corp.*	114,406	7,709,820

Hotels, Restaurants & Leisure 5.2%
Carnival Corp.	41,479	2,752,961
Domino’s Pizza, Inc.	40,459	7,645,133
Hilton Worldwide Holdings, Inc.	70,200	5,606,172
Marriott International, Inc., Class A	74,030	10,048,092
McDonald’s Corp.	65,400	11,256,648
Norwegian Cruise Line Holdings Ltd.*	17,844	950,193
Royal Caribbean Cruises Ltd.	53,139	6,338,420
Starbucks Corp.	179,720	10,321,319
Wynn Resorts Ltd.	14,040	2,367,004
Yum Brands, Inc.	84,874	6,926,567
Yum China Holdings, Inc.	360,273	14,418,125

		78,630,634

Household Durables 0.2%
NVR, Inc.*	900	3,157,398

Household Products 0.6%
Procter & Gamble Co. (The)	105,120	9,658,426

Independent Power and Renewable Electricity Producers 0.4%
AES Corp.	302,307	3,273,985
NRG Energy, Inc.	116,258	3,311,028

		6,585,013

Industrial Conglomerates 0.5%
Roper Technologies, Inc.	29,514	7,644,126

Insurance 1.3%
MetLife, Inc.	110,213	5,572,369
Progressive Corp. (The)	154,480	8,700,314
Prudential Financial, Inc.	47,306	5,439,244

		19,711,927

Internet & Direct Marketing Retail 5.0%
Amazon.com, Inc.*	55,833	65,295,018
Priceline Group, Inc. (The)*	5,855	10,174,468

		75,469,486

Internet Software & Services 11.8%
Alibaba Group Holding Ltd., ADR-CN* (a)	170,149	29,338,792
Alphabet, Inc., Class A*	33,324	35,103,501
Alphabet, Inc., Class C*	39,079	40,892,266
Facebook, Inc., Class A*	420,186	74,146,022
VeriSign, Inc.* (a)	8,014	917,122

		180,397,703

Common Stocks (continued)

	Shares	Value

IT Services 6.1%
Accenture plc, Class A	14,000	$2,143,260
Automatic Data Processing, Inc.	35,612	4,173,370
Cognizant Technology Solutions Corp., Class A (a)	123,504	8,771,254
DXC Technology Co.	92,733	8,800,362
Fidelity National Information Services, Inc.	47,214	4,442,365
First Data Corp., Class A*	376,022	6,283,327
Global Payments, Inc.	71,920	7,209,261
Mastercard, Inc., Class A	13,900	2,103,904
PayPal Holdings, Inc.*	129,160	9,508,759
Total System Services, Inc.	109,231	8,639,080
Visa, Inc., Class A (a)	268,190	30,579,024

		92,653,966

Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.	12,453	2,364,576

Machinery 3.0%
Allison Transmission Holdings, Inc.	204,448	8,805,575
Caterpillar, Inc. (a)	52,300	8,241,434
Deere & Co.	86,670	13,564,722
Graco, Inc.	47,970	2,169,203
Illinois Tool Works, Inc.	32,700	5,455,995
Ingersoll-Rand plc	76,484	6,821,608

		45,058,537

Media 1.0%
Comcast Corp., Class A	394,951	15,817,788

Metals & Mining 0.2%
Compass Minerals International, Inc. (a)	34,856	2,518,346

Pharmaceuticals 2.5%
Bristol-Myers Squibb Co.	43,849	2,687,066
Eli Lilly & Co.	124,430	10,509,358
Merck & Co., Inc.	48,534	2,731,008
Novartis AG, ADR-CH	82,002	6,884,888
Novo Nordisk A/S, ADR-DK	282,834	15,179,701

		37,992,021

Real Estate Management & Development 0.0%†
Realogy Holdings Corp.	27,705	734,182

Road & Rail 1.2%
Kansas City Southern	11,146	1,172,782
Landstar System, Inc.	45,530	4,739,673
Union Pacific Corp.	94,781	12,710,132

		18,622,587

Semiconductors & Semiconductor Equipment 3.3%
Analog Devices, Inc.	23,445	2,087,308
Applied Materials, Inc.	171,444	8,764,217
Broadcom Ltd.	7,300	1,875,370
NVIDIA Corp.	74,332	14,383,242
QUALCOMM, Inc.	207,348	13,274,419
Texas Instruments, Inc.	98,208	10,256,844

		50,641,400

16

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software 11.3%
Adobe Systems, Inc.*	123,911	$21,714,164
Autodesk, Inc.*	155,411	16,291,735
Electronic Arts, Inc.*	78,562	8,253,724
Fortinet, Inc.*	160,300	7,003,507
Intuit, Inc.	113,530	17,912,763
Microsoft Corp.	624,898	53,453,775
Oracle Corp.	486,313	22,992,879
Take-Two Interactive Software, Inc.*	131,876	14,477,347
VMware, Inc., Class A* (a)	64,200	8,045,544
Workday, Inc., Class A* (a)	19,230	1,956,460

		172,101,898

Specialty Retail 3.0%
Best Buy Co., Inc.	90,424	6,191,331
Home Depot, Inc. (The) (a)	113,298	21,473,370
Michaels Cos., Inc. (The)*	245,926	5,948,950
Ross Stores, Inc.	99,089	7,951,892
TJX Cos., Inc. (The) (a)	53,834	4,116,148

		45,681,691

Technology Hardware, Storage & Peripherals 4.2%
Apple, Inc.	362,464	61,339,783
Western Digital Corp.	41,464	3,297,632

		64,637,415

Textiles, Apparel & Luxury Goods 1.0%
Under Armour, Inc., Class A* (a)	657,648	9,489,861
VF Corp. (a)	81,400	6,023,600

		15,513,461

Tobacco 1.0%
Altria Group, Inc.	118,291	8,447,160
Philip Morris International, Inc.	57,935	6,120,833

		14,567,993

Trading Companies & Distributors 1.5%
United Rentals, Inc.*	104,604	17,982,473
Univar, Inc.*	142,457	4,410,469

		22,392,942

Wireless Telecommunication Services 0.1%
T-Mobile US, Inc.*	30,760	1,953,568

Total Common Stocks (cost $1,150,846,905)		1,509,115,360

Repurchase Agreements 1.1%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $9,518,924, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $9,707,771. (b)(c)	$9,517,422	9,517,422

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $2,000,312, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $2,040,000. (b)(c)	$2,000,000	$2,000,000
RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $5,001,313, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $5,100,058. (b)(c)	5,000,000	5,000,000

Total Repurchase Agreements (cost $16,517,422)		16,517,422

Total Investments (cost $1,167,364,327) — 100.1%		1,525,632,782

Liabilities in excess of other assets — (0.1)%		(1,752,696)

NET ASSETS — 100.0%		$1,523,880,086

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $102,620,418, which was collateralized by cash used to purchase repurchase agreements with a total value of $16,517,422 and by $89,223,958 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 5.38%, and maturity dates ranging from 1/11/2018 - 8/15/2046, a total value of $105,741,380.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $16,517,422.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DK	Denmark

FR	France

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager Large Cap Growth Fund
Assets:
Investment securities, at value* (cost $1,150,846,905)	$1,509,115,360
Repurchase agreements, at value (cost $16,517,422)	16,517,422
Cash	14,393,680
Interest and dividends receivable	828,233
Security lending income receivable	42,512
Receivable for investments sold	973,648
Receivable for capital shares issued	325,995
Prepaid expenses	2,640

Total Assets	1,542,199,490

Liabilities:
Payable for investments purchased	747,012
Payable for capital shares redeemed	75,594
Payable upon return of securities loaned (Note 2)	16,517,422
Accrued expenses and other payables:
Investment advisory fees	821,614
Fund administration fees	50,791
Distribution fees	27,531
Administrative servicing fees	25,579
Accounting and transfer agent fees	379
Trustee fees	247
Custodian fees	11,244
Compliance program costs (Note 3)	1,478
Professional fees	21,168
Printing fees	10,456
Other	8,889

Total Liabilities	18,319,404

Net Assets	$1,523,880,086

Represented by:
Capital	$909,992,196
Accumulated undistributed net investment income	67,318
Accumulated net realized gains from investment securities	255,552,117
Net unrealized appreciation/(depreciation) in investment securities	358,268,455

Net Assets	$1,523,880,086

18

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager Large Cap Growth Fund
Net Assets:
Class I Shares	$64,347,625
Class II Shares	129,756,873
Class Y Shares	1,329,775,588

Total	$1,523,880,086

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	4,728,314
Class II Shares	9,620,082
Class Y Shares	97,367,378

Total	111,715,774

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$13.61
Class II Shares	$13.49
Class Y Shares	$13.66

*	Includes value of securities on loan of $102,620,418 (Note 2).

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$17,369,689
Income from securities lending (Note 2)	221,632
Interest income	120,395
Foreign tax withholding	(1,552)

Total Income	17,710,164

EXPENSES:
Investment advisory fees	9,819,093
Fund administration fees	471,995
Distribution fees Class II Shares	305,553
Administrative servicing fees Class I Shares	90,307
Administrative servicing fees Class II Shares	183,333
Professional fees	92,296
Printing fees	17,941
Trustee fees	46,877
Custodian fees	61,594
Accounting and transfer agent fees	2,194
Compliance program costs (Note 3)	6,234
Other	30,376

Total expenses before fees waived	11,127,793

Investment advisory fees waived (Note 3)	(162,569)

Net Expenses	10,965,224

NET INVESTMENT INCOME	6,744,940

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	258,491,430
Net change in unrealized appreciation/depreciation in the value of investment securities	148,102,821

Net realized/unrealized gains	406,594,251

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$413,339,191

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$6,744,940	$15,559,396
Net realized gains	258,491,430	61,000,940
Net change in unrealized appreciation/depreciation	148,102,821	(37,783,134)

Change in net assets resulting from operations	413,339,191	38,777,202

Distributions to Shareholders From:
Net investment income:
Class I	(210,754)	(470,701)
Class II	(120,910)	(699,579)
Class Y	(6,238,969)	(14,252,467)
Net realized gains:
Class I	(2,513,276)	(8,099,812)
Class II	(5,245,154)	(16,395,531)
Class Y	(54,267,675)	(204,322,442)

Change in net assets from shareholder distributions	(68,596,738)	(244,240,532)

Change in net assets from capital transactions	(424,519,769)	184,016,292

Change in net assets	(79,777,316)	(21,447,038)

Net Assets:
Beginning of year	1,603,657,402	1,625,104,440

End of year	$1,523,880,086	$1,603,657,402

Accumulated undistributed net investment income at end of year	$67,318	$497,185

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,449,440	$4,161,543
Dividends reinvested	2,724,030	8,570,513
Cost of shares redeemed	(11,894,257)	(9,986,348)

Total Class I Shares	(3,720,787)	2,745,708

Class II Shares
Proceeds from shares issued	11,041,537	6,557,167
Dividends reinvested	5,366,064	17,095,110
Cost of shares redeemed	(26,858,890)	(17,621,416)

Total Class II Shares	(10,451,289)	6,030,861

Class Y Shares
Proceeds from shares issued	16,379,746	38,188,082
Dividends reinvested	60,506,644	218,574,909
Cost of shares redeemed	(487,234,083)	(81,523,268)

Total Class Y Shares	(410,347,693)	175,239,723

Change in net assets from capital transactions	$(424,519,769)	$184,016,292

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	437,368	348,734
Reinvested	216,604	790,144
Redeemed	(955,176)	(843,671)

Total Class I Shares	(301,204)	295,207

Class II Shares
Issued	880,943	571,885
Reinvested	433,019	1,592,740
Redeemed	(2,186,528)	(1,482,196)

Total Class II Shares	(872,566)	682,429

Class Y Shares
Issued	1,317,033	3,228,897
Reinvested	4,782,528	20,071,194
Redeemed	(39,395,768)	(6,637,006)

Total Class Y Shares	(33,296,207)	16,663,085

Total change in shares	(34,469,977)	17,640,721

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$10.94	0.04	3.21	3.25	(0.04)	(0.54)	(0.58)	$13.61	30.20%	$64,347,625	0.82%	0.33%	0.83%	79.13%
Year Ended December 31, 2016	$12.62	0.10	0.14	0.24	(0.09)	(1.83)	(1.92)	$10.94	2.19%	$55,044,039	0.80%	0.87%	0.83%	74.16%
Year Ended December 31, 2015	$13.43	0.07	0.34	0.41	(0.06)	(1.16)	(1.22)	$12.62	3.43%	$59,738,879	0.80%	0.50%	0.83%	74.44%
Year Ended December 31, 2014	$13.14	0.07	1.27	1.34	(0.06)	(0.99)	(1.05)	$13.43	10.44%	$65,263,005	0.80%	0.53%	0.83%	43.01%
Year Ended December 31, 2013	$10.54	0.08	3.48	3.56	(0.09)	(0.87)	(0.96)	$13.14	34.74%	$66,446,033	0.81%	0.65%	0.83%	52.44%

Class II Shares
Year Ended December 31, 2017	$10.85	0.01	3.18	3.19	(0.01)	(0.54)	(0.55)	$13.49	29.88%	$129,756,873	1.07%	0.08%	1.08%	79.13%
Year Ended December 31, 2016	$12.53	0.07	0.15	0.22	(0.07)	(1.83)	(1.90)	$10.85	1.99%	$113,882,417	1.05%	0.62%	1.08%	74.16%
Year Ended December 31, 2015	$13.35	0.03	0.34	0.37	(0.03)	(1.16)	(1.19)	$12.53	3.13%	$122,963,385	1.05%	0.24%	1.08%	74.44%
Year Ended December 31, 2014	$13.07	0.04	1.26	1.30	(0.03)	(0.99)	(1.02)	$13.35	10.15%	$129,123,556	1.05%	0.28%	1.08%	43.01%
Year Ended December 31, 2013	$10.49	0.05	3.46	3.51	(0.06)	(0.87)	(0.93)	$13.07	34.41%	$130,550,750	1.06%	0.40%	1.08%	52.44%

Class Y Shares
Year Ended December 31, 2017	$10.98	0.06	3.22	3.28	(0.06)	(0.54)	(0.60)	$13.66	30.36%	$1,329,775,588	0.67%	0.47%	0.68%	79.13%
Year Ended December 31, 2016	$12.65	0.12	0.15	0.27	(0.11)	(1.83)	(1.94)	$10.98	2.41%	$1,434,730,946	0.65%	1.01%	0.68%	74.16%
Year Ended December 31, 2015	$13.46	0.09	0.34	0.43	(0.08)	(1.16)	(1.24)	$12.65	3.57%	$1,442,402,176	0.65%	0.65%	0.68%	74.44%
Year Ended December 31, 2014	$13.17	0.09	1.27	1.36	(0.08)	(0.99)	(1.07)	$13.46	10.56%	$1,456,464,879	0.65%	0.68%	0.68%	43.01%
Year Ended December 31, 2013	$10.56	0.10	3.49	3.59	(0.11)	(0.87)	(0.98)	$13.17	34.95%	$1,342,750,198	0.66%	0.80%	0.68%	52.44%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

24

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Equity securities valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have

25

Notes to Financial Statements (Continued)

December 31, 2017

been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,509,115,360	$—	$—	$1,509,115,360
Repurchase Agreements	—	16,517,422	—	16,517,422
Total	$1,509,115,360	$16,517,422	$—	$1,525,632,782

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

26

Notes to Financial Statements (Continued)

December 31, 2017

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $16,517,422, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

27

Notes to Financial Statements (Continued)

December 31, 2017

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$9,517,422	$—	$9,517,422	$(9,517,422)	$—
Nomura Securities International, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$16,517,422	$—	$16,517,422	$(16,517,422)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

28

Notes to Financial Statements (Continued)

December 31, 2017

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to redesignation of distributions and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities
$1	$(604,174)	$604,173

29

Notes to Financial Statements (Continued)

December 31, 2017

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company
Smith Asset Management Group L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)(a)
(a)	Effective April 03, 2017, Loomis Sayles was appointed as subadviser to the Fund. Effective April 03, 2017, Winslow Capital Management, Inc. was terminated and ceased serving as subadviser to the Fund

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

30

Notes to Financial Statements (Continued)

December 31, 2017

The Trust and NFA have entered into a written contract waiving 0.036% of investment advisory fees of the Fund until April 30, 2017. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $162,569, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.63%, and after contractual fee waivers was 0.62%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $471,995 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

31

Notes to Financial Statements (Continued)

December 31, 2017

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $6,234.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $273,640.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the

32

Notes to Financial Statements (Continued)

December 31, 2017

participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $1,214,592,128 and sales of $1,698,465,398 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to

33

Notes to Financial Statements (Continued)

December 31, 2017

enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $18,170 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,570,633	$62,026,105	$68,596,738	$—	$68,596,738

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,422,747	$228,817,785	$244,240,532	$—	$244,240,532

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$47,787,323	$210,626,033	$258,413,356	$—	$355,474,534	$613,887,890

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

34

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,170,158,248	$363,391,281	$(7,916,747)	$355,474,534

11. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Large Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

36

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 27.88%.

The Fund designates $62,026,105 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

37

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

39

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

40

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

41

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

42

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

43

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

44

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

45

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

46

Annual Report

December 31, 2017

NVIT Multi-Manager Large Cap Value Fund

AR-MM-LCV 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Large Cap Value Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager Large Cap Value Fund (Class Y) returned 14.75% versus 13.66% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Value Funds (consisting of 30 funds as of December 31, 2017) was 13.95% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Massachusetts Financial Services Company; The Boston Company Asset Management, LLC; and Wellington Management Company LLP

The following commentary is provided by Massachusetts Financial Services Company

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the U.S. dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the U.S. from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Strong stock selection in the Health Care sector contributed to performance relative to the Russell

4

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

1000® Value Index. Within this sector, the timing of the Fund sleeve’s ownership in shares of pharmaceutical company Merck(a) and an overweight position in pharmaceutical and medical products maker Abbott Laboratories(a) boosted relative returns.

Security selection in both the Industrial Goods & Services and Energy sectors also aided relative results. Within the Industrial Goods & Services sector, an underweight position in diversified industrial conglomerate General Electric(a) and an overweight position in high-performance laser manufacturer IPG Photonics(a) supported relative performance. Within the Energy sector, an underweight position in oil field services company Schlumberger(a) and an overweight position in natural gas exploration company Rice Energy(a) also helped relative returns.

Stock selection in the Autos & Housing sector further supported relative performance led by an overweight position in residential and commercial building materials manufacturer Owens Corning.

Elsewhere, overweight positions in multinational retailer Best Buy and financial services firm Bank of America, as well as the Fund’s holdings of video game maker Electronic Arts(b), also boosted relative results.

Weak stock selection in both the Financial Services and Consumer Staples sectors hindered relative performance. Within the Financial Services sector, an overweight position in general insurance services provider XL Group and holdings of real estate investment trust Washington Prime Group(b) detracted from relative results. Within the Consumer Staples sector, overweight positions in consumer and commercial products manufacturer Newell Brands and oilseeds, corn, and wheat processor Archer-Daniels-Midland were the main drivers of relative underperformance.

Underweight allocation to the Technology sector also weighed on relative returns. However, there were no individual stocks within this sector that were among the Fund’s largest relative detractors during the period.

Other top relative detractors included overweight positions in oil and gas exploration & production companies Anadarko Petroleum and Noble Energy, wireless service provider Sprint, oilfield services provider Halliburton and utility company PPL. Additionally, holdings of biopharmaceutical company Celegene(b) also weighed on relative returns.

(a)	Security was not held in the Fund at period end.
(b)	Security is not a benchmark constituent.

Portfolio Managers:

James C. Fallon, Matthew W. Krummell, Jonathan W. Sage and John E. Stocks

Subadviser:

Massachusetts Financial Services Company

The following commentary is provided by The Boston Company Asset Management, LLC

Global equities posted robust results in 2017 as lead economic indicators in both developed and emerging markets beat expectations. Among major benchmarks, the MSCI Emerging Markets® Index gained a staggering 37.28%, and the MSCI EAFE® Index, a measure of non-U.S. developed markets, returned 25.03%. The Standard & Poor’s 500® Index added 21.83%.

The U.S. Federal Reserve’s (Fed’s) 2% inflation target remained elusive despite better-than-expected gross domestic product (GDP) and improving jobs growth. Consumer confidence nearly reached a two-decade high during the year. The Fed raised interest rates three times during the year, as expected. President Trump appointed Jerome Powell to replace outgoing Fed chair Janet Yellen. At the end of the period, the Trump administration was able to pass sweeping tax reform, lifting sentiment weighed down by delays in policy reforms and fiscal stimulus during the first half of the year.

In developed markets, the Bank of England (BOE) faced increasing pressure due to a declining pound and rising inflation, spurring it to raise interest rates for the first time since 2007. Prime Minister Theresa May officially triggered Article 50, initiating the process of Britain’s formal exit from the European Union. Meanwhile, the European Central Bank (ECB) held interest rates

5

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

steady and began to scale back its extended asset-purchase program. Emmanuel Macron defeated Marine Le Pen in the final round of the French election, and in Germany, Angela Merkel was re-elected to a fourth term as Chancellor. Elsewhere, the Bank of Japan (BOJ) kept its monetary policy unchanged despite falling short of its 2% inflation target.

Among emerging markets, China’s manufacturing PMI came in above expectations for most of the year and was firmly expansionary by both private and public measures despite more stringent pollution standards. The World Bank revised China’s 2017 GDP growth forecast up slightly to 6.8%. The Reserve Bank of India (RBI) cut interest rates in the wake of disappointing quarterly GDP readings earlier in the year. However, GDP rebounded as both the Goods and Services Tax (GST) and demonetization scheme began providing momentum, and the country is set to overtake the U.K. as the fifth-largest economy. In Brazil, inflation and consumer prices rose amid a backdrop of political turmoil and corruption allegations, prompting the central bank to slow its rate of easing in the second half of the year. The benchmark Selic rate stood at 7% at the end of the year. Meanwhile, oil prices rose steadily, partly due to political uncertainty in the Middle East, ending the year near $60 per barrel.

The U.S. equity market has produced strong returns through year-end 2017, responding positively to accelerating global growth and improving earnings. In this environment, the Fund’s sleeve outperformed its benchmark, the Russell 1000 Value Index. On a sector basis, Industrials, Financials and Health Care contributed positively to the portfolio’s relative performance, while the Consumer Staples, Consumer Discretionary and Real Estate sectors detracted from relative returns.

In Industrials, stock selection among industrial conglomerates, as well as the Fund’s overweight position in aerospace & defense companies, fueled relative outperformance. Stock selection and overweight exposure to banks, in addition to overweight positioning to the diversified financial services segment, drove relative contributions in Financials. In Health Care, the Fund’s overweight position and solid security selection in health care providers & services bolstered relative returns.

In Consumer Staples, the Fund’s overweight positioning and challenging selection among food products companies, as well as security selection in the beverages segment, weighed on relative results. In Consumer Discretionary, selection among media companies detracted from relative performance. Challenging performance from the Fund’s single Real Estate holding also detracted from relative returns during the year.

Among individual securities, the Fund’s zero-weight to General Electric Company contributed positively to relative returns as disappointing cash generation continued to weigh on shares and the company cut its dividend. We maintain the Fund’s zero-weight exposure as we believe valuation and end markets are unattractive. The Fund’s lack of exposure to Exxon Mobil Corporation also contributed positively to relative returns as shares fell due to the company’s production issues, weak financial performance and investors’ waning confidence. We believe other names in the sector offer more compelling opportunities as Exxon Mobil continues to face challenges in replacing depleting reserves; the ability of the downstream business to cushion earnings is likely to be hindered in a rising oil market. Packaging Corporation of America outperformed as the company continued to post solid results and benefit from higher pricing and strong volumes. We remain bullish on this high-quality company due to its recent accretive acquisitions, improving pricing power and strong demand.

Conversely, the Fund’s overweight Anadarko Petroleum Corporation dragged on performance as concerns about service cost inflation, lowered 2017 capital expenditures and production guidance, and oil price volatility weighed on shares. We remain bullish as this high-quality company offers an attractive mix of onshore and offshore assets and is well positioned to benefit from an oil price recovery. Halliburton Company traded lower as higher input and pressure pumping reactivation costs negatively affected margins. We sold the Fund’s position and reallocated the capital to better risk/reward

6

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

opportunities. Uniti Group Inc. sold off as investors became concerned about the credit risk of one of its largest customers. We sold the Fund’s position as we found better risk/reward opportunities elsewhere.

We expect that several factors will support further gains for equities in 2018. Economic activity worldwide has accelerated and appears sustainable over our investment horizon. Inflation has moderated, global monetary policy is still stimulative, and we believe U.S. tax reform will lead to an acceleration of economic growth and improved corporate earnings.

This good news has not been lost on the market, and the forward price-to-earnings ratio for the S&P 500 reads approximately 18x for 2018 and 16x for 2019 after the Index rallied more than 20% in 2017. While these levels are not particularly high for a low interest rate environment, they are high enough to modestly temper our 2018 expectations to mid- to high single-digit total returns for the broader U.S. markets. This return will likely be composed of a 1.9% dividend yield and upward revisions to earnings growth as U.S. tax reform positively impacts corporate earnings. The dividend yield remains quite competitive relative to bond yields globally and has the added advantage of growing over time. U.S. tax reform — which reduces corporate tax rates and allows U.S. companies to repatriate cash for distribution to shareholders or business reinvestment — could further enhance dividend growth. We believe this will be advantageous for income investors over the next few years as bond yields rise in response to GDP growth.

We believe value stocks continue to offer significant opportunities relative to the broad market, and the value of the style has rarely been more compelling. For the past 10 years, growth stocks have led the market as investors chased growth in an era of secular stagnation. Now, value stocks trade at the cheapest levels relative to their growth counterparts since the technology bubble. We believe an accelerating U.S. economy, combined with ongoing normalization of monetary policy, will lead to outperformance for value relative to growth. Value-add opportunities continue to be robust with notable valuation dispersion among industries and securities. Tax reform has added a new layer of complexity to valuations but has also increased the opportunities for adding alpha through deep fundamental research. We believe our deep understanding of the impact of tax reform and other factors on industries and their underlying companies will present exploitable opportunities in 2018.

There are several risks to our 2018 outlook. The U.S. economy is operating at capacity, and although inflation has been well contained, the added stimulus of tax reform has the potential to not only increase growth but also inflation. We believe a modest acceleration in inflation will be well-tolerated by the market. However, higher inflation runs the risk of reducing margins, and unanticipated inflation would likely be met with more aggressive tightening from the Fed. Furthermore, events overseas, such as China’s de-levering of its financial system or geopolitical issues, could destabilize the global and U.S. economies and negatively impact stock prices. Investors experienced exceptionally low volatility across asset classes in 2017; therefore, we would be unsurprised to see stocks exhibit greater volatility in 2018 and, unlike 2017, downside volatility. While unsettling based on our 2017 experience, we believe it could create opportunities to add to the names in the portfolio that already trade below their intrinsic value.

Portfolio Managers:

John Bailer, CFA and Brian Ferguson

Subadviser:

The Boston Company Asset Management, LLC

The following commentary is provided by Wellington Management Company LLP

U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500 Index, to finish the twelve-month period ended December 31, 2017, up 21.8%. The stock market soared following Donald Trump’s U.S. presidential victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme dominated the narrative early in 2017, leading to big equity inflows and the

7

Fund Commentary (cont.)	NVIT Multi-Manager Large Cap Value Fund

largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors’ having voiced concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record highs during the year on the back of strong employment data and strong corporate earnings.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns during the period varied by market capitalization. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400® Index and the Russell 2000® Index.

The Wellington-managed sleeve of the Fund modestly underperformed the Russell 1000 Value Index during the period. The Fund’s underperformance was the result of weak stock selection, particularly in the health care, financials, and utilities sectors. Strong stock selection in the industrials, consumer discretionary, and real estate sectors contributed to relative returns. Sector allocation, a residual of our bottom-up stock selection process, was additive during the period, as the Fund’s underweights to Energy and Health Care and the Fund’s overweight to Materials helped relative performance.

Top detractors from relative returns during the period included Envision Healthcare (health care), Teva Pharmaceutical (health care), and SES SA (consumer discretionary). Envision Healthcare, a U.S.-based health care provider, struggled over the period as it came under significant pressure after reporting weak contract volume in the third quarter, and subsequently reduced fourth-quarter guidance. The Fund continued to hold Envision Healthcare as of the end of the period as we believe the company is well positioned in an evolving health care market. Israeli generic drug maker Teva Pharmaceutical detracted from relative returns over the period as the company faced headwinds from generic drug price declines as the FDA approved competitor products. We eliminated the position in the third quarter. Shares of SES, a France-based provider of satellite communications and broadcasting services, declined as the company reported poor third-quarter results driven by its video business. We have trimmed the Fund’s position as we are incrementally less positive on the name.

Over the period, not holding benchmark constituents General Electric, a U.S.-based global industrials company, and Exxon Mobil, an operator of petroleum and petrochemicals businesses, contributed to relative returns as the stocks struggled. Shares of Fund holding American Tower, an operator of wireless communications and broadcast towers, rose as the company posted strong earnings in the period and benefited from increased investment to wireless carriers in 5G networks to support the growing usage of smartphones and tablets.

The Fund utilized currency forwards during the period in an effort to hedge against adverse currency movement. We do not believe these forward contracts were material to performance during the period.

Portfolio Manager:

David W. Palmer, CFA

Subadviser:

Wellington Management Company LLP

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends), which may cause the Fund to miss opportunities for gains and result in losses. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Large Cap Value Fund

Asset Allocation†

Common Stocks	99.4%
Repurchase Agreements	1.1%
Forward Foreign Currency Contracts††	(0.0)%
Liabilities in excess of other assets	(0.5)%
100.0%

Top Industries†††

Banks	13.7%
Oil, Gas & Consumable Fuels	10.0%
Insurance	7.7%
Pharmaceuticals	5.8%
Equity Real Estate Investment Trusts (REITs)	3.6%
Health Care Providers & Services	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Electric Utilities	3.0%
Aerospace & Defense	2.8%
Communications Equipment	2.8%
Other Industries*	44.3%
100.0%

Top Holdings†††

JPMorgan Chase & Co.	2.7%
Citigroup, Inc.	2.6%
Bank of America Corp.	2.5%
Wells Fargo & Co.	2.4%
Cisco Systems, Inc.	2.2%
PNC Financial Services Group, Inc. (The)	2.1%
Berkshire Hathaway, Inc., Class B	2.1%
MetLife, Inc.	1.7%
Johnson & Johnson	1.6%
Verizon Communications, Inc.	1.4%
Other Holdings*	78.7%
100.0%

Top Countries†††

United States	93.4%
Bermuda	1.9%
United Kingdom	1.1%
Japan	0.5%
Canada	0.4%
Luxembourg	0.4%
Ireland	0.4%
Spain	0.3%
Panama	0.3%
Peru	0.2%
Other Countries*	1.1%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Large Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	14.54%	14.08%	7.70%
Class II	14.36%	13.79%	7.44%
Class Y	14.75%	14.23%	7.87%
Russell 1000® Value Index	13.66%	14.04%	8.14%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.83%	0.79%
Class II	1.08%	1.04%
Class Y	0.68%	0.64%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

10

Fund Performance (con’t.)	NVIT Multi-Manager Large Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Value Fund since inception through 12/31/17 versus performance of the Russell 1000® Value Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Large Cap Value Fund December 31, 2017			Beginning Account Value($) 7/1/17	Ending Account Value($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,097.90	4.12	0.78
	Hypothetical	(b)(c)	1,000.00	1,021.27	3.97	0.78
Class II Shares	Actual	(b)	1,000.00	1,097.00	5.44	1.03
	Hypothetical	(b)(c)	1,000.00	1,020.01	5.24	1.03
Class Y Shares	Actual	(b)	1,000.00	1,099.10	3.33	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

12

Statement of Investments

December 31, 2017

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 99.4%

	Shares	Value

BERMUDA 1.9%
Insurance 1.6%
RenaissanceRe Holdings Ltd.	93,759	$11,775,193
XL Group Ltd.	497,334	17,486,263

		29,261,456

Semiconductors & Semiconductor Equipment 0.3%
Marvell Technology Group Ltd. (a)	234,100	5,026,127
Marvell Technology Group Ltd.	4,300	92,321

		5,118,448

		34,379,904

CANADA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Canadian Natural Resources Ltd.	233,120	8,327,046

IRELAND 0.4%
Construction Materials 0.4%
CRH plc	211,684	7,586,872

JAPAN 0.5%
Building Products 0.2%
Sanwa Holdings Corp.	374,100	5,151,217

Diversified Telecommunication Services 0.3%
Nippon Telegraph & Telephone Corp.	102,800	4,837,312

		9,988,529

LUXEMBOURG 0.4%
Energy Equipment & Services 0.2%
Tenaris SA, ADR	135,600	4,320,216

Media 0.2%
SES SA, FDR	240,012	3,740,080

		8,060,296

PANAMA 0.3%
Airlines 0.3%
Copa Holdings SA, Class A	39,682	5,319,769

PERU 0.2%
Metals & Mining 0.2%
Southern Copper Corp. (a)	75,000	3,558,750

SPAIN 0.3%
Electric Utilities 0.3%
Iberdrola SA	790,551	6,117,799

UNITED KINGDOM 1.1%
Beverages 0.4%
Coca-Cola European Partners plc	109,640	4,369,154
Diageo plc	90,249	3,302,962

		7,672,116

Tobacco 0.7%
British American Tobacco plc	197,385	13,321,598

		20,993,714

UNITED STATES 93.8%
Aerospace & Defense 2.8%
L3 Technologies, Inc.	38,442	7,605,750
Northrop Grumman Corp.	20,251	6,215,234

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Aerospace & Defense (continued)
Raytheon Co.	69,853	$13,121,886
Textron, Inc.	34,474	1,950,884
United Technologies Corp.	182,624	23,297,344

		52,191,098

Airlines 0.8%
Delta Air Lines, Inc.	268,377	15,029,112

Auto Components 0.5%
Goodyear Tire & Rubber Co. (The)	140,377	4,535,581
Lear Corp.	24,120	4,261,039

		8,796,620

Automobiles 0.5%
General Motors Co.	205,708	8,431,971

Banks 13.9%
Bank of America Corp.	1,556,470	45,946,994
Bank of the Ozarks, Inc.	122,100	5,915,745
BB&T Corp.	156,836	7,797,886
Citigroup, Inc.	644,185	47,933,806
JPMorgan Chase & Co.	476,077	50,911,676
PNC Financial Services Group, Inc. (The)	275,652	39,773,827
SunTrust Banks, Inc.	118,412	7,648,231
Wells Fargo & Co.	744,506	45,169,179
Zions Bancorporation (a)	70,351	3,575,941

		254,673,285

Beverages 0.2%
Coca-Cola Co. (The)	66,404	3,046,616

Biotechnology 1.4%
Biogen, Inc.*	42,961	13,686,086
Celgene Corp.*	47,648	4,972,545
Gilead Sciences, Inc.	35,125	2,516,355
Regeneron Pharmaceuticals, Inc.*	10,206	3,837,048

		25,012,034

Building Products 0.4%
Owens Corning	86,629	7,964,670

Capital Markets 1.5%
Ameriprise Financial, Inc.	36,255	6,144,135
Goldman Sachs Group, Inc. (The)	44,136	11,244,087
LPL Financial Holdings, Inc.	63,627	3,635,647
Morgan Stanley	57,866	3,036,229
Raymond James Financial, Inc.	40,969	3,658,532

		27,718,630

Chemicals 2.6%
Cabot Corp.	56,000	3,449,040
Celanese Corp. Series A	106,548	11,409,160
CF Industries Holdings, Inc.	267,014	11,358,776
DowDuPont, Inc.	158,030	11,254,897
FMC Corp.	43,982	4,163,336
PPG Industries, Inc.	59,220	6,918,080

		48,553,289

Commercial Services & Supplies 0.7%
Herman Miller, Inc.	317,333	12,709,187

Communications Equipment 2.8%
Acacia Communications, Inc.* (a)	131,700	4,771,491
Cisco Systems, Inc.	1,086,700	41,620,610

13

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Communications Equipment (continued)
Harris Corp.	40,518	$5,739,375

		52,131,476

Construction & Engineering 0.3%
Quanta Services, Inc.* (a)	163,459	6,392,881

Construction Materials 0.6%
Martin Marietta Materials, Inc.	19,033	4,207,054
Vulcan Materials Co.	47,635	6,114,905

		10,321,959

Consumer Finance 2.2%
American Express Co.	63,911	6,347,001
Capital One Financial Corp.	51,541	5,132,453
Discover Financial Services (a)	116,025	8,924,643
SLM Corp.*	457,025	5,164,383
Synchrony Financial (a)	384,224	14,834,888

		40,403,368

Containers & Packaging 0.4%
Graphic Packaging Holding Co.	335,432	5,182,425
Packaging Corp. of America	25,526	3,077,159

		8,259,584

Diversified Financial Services 2.5%
Berkshire Hathaway, Inc., Class B*	191,670	37,992,827
Voya Financial, Inc.	181,483	8,977,964

		46,970,791

Diversified Telecommunication Services 2.3%
AT&T, Inc. (a)	438,794	17,060,311
Verizon Communications, Inc.	490,204	25,946,497

		43,006,808

Electric Utilities 2.7%
American Electric Power Co., Inc.	45,764	3,366,857
Edison International	144,748	9,153,864
Exelon Corp.	524,654	20,676,614
NextEra Energy, Inc.	21,908	3,421,811
OGE Energy Corp.	237,773	7,825,109
PPL Corp.	189,736	5,872,329

		50,316,584

Electrical Equipment 0.9%
Eaton Corp. plc	184,806	14,601,522
Regal Beloit Corp.	34,267	2,624,852

		17,226,374

Electronic Equipment, Instruments & Components 0.4%
Keysight Technologies, Inc.*	176,593	7,346,269

Energy Equipment & Services 1.3%
Halliburton Co.	353,001	17,251,159
Schlumberger Ltd.	112,252	7,564,662

		24,815,821

Equity Real Estate Investment Trusts (REITs) 3.6%
American Tower Corp.	38,030	5,425,740
AvalonBay Communities, Inc.	12,528	2,235,120
Columbia Property Trust, Inc.	253,702	5,822,461
Education Realty Trust, Inc.	169,600	5,922,432
Host Hotels & Resorts, Inc.	551,824	10,953,706
Medical Properties Trust, Inc.	379,291	5,226,630

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Mid-America Apartment Communities, Inc.	50,353	$5,063,498
Simon Property Group, Inc.	33,871	5,817,006
STORE Capital Corp.	449,297	11,699,694
Taubman Centers, Inc.	88,458	5,787,807
Washington Prime Group, Inc.	341,769	2,433,395

		66,387,489

Food & Staples Retailing 1.5%
Kroger Co. (The) (a)	521,089	14,303,892
Walgreens Boots Alliance, Inc.	123,985	9,003,791
Wal-Mart Stores, Inc. (a)	45,550	4,498,063

		27,805,746

Food Products 2.6%
Archer-Daniels-Midland Co.	152,262	6,102,661
Campbell Soup Co.	102,900	4,950,519
Conagra Brands, Inc. (a)	256,363	9,657,194
JM Smucker Co. (The) (a)	47,046	5,844,995
Kellogg Co.	106,990	7,273,180
Kraft Heinz Co. (The)	77,771	6,047,473
Mondelez International, Inc., Class A	68,362	2,925,894
Tyson Foods, Inc., Class A	59,314	4,808,586

		47,610,502

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	140,546	8,020,960
Medtronic plc	98,786	7,976,970
STERIS plc (a)	56,255	4,920,625
Zimmer Biomet Holdings, Inc.	51,342	6,195,439

		27,113,994

Health Care Providers & Services 3.2%
AmerisourceBergen Corp.	49,888	4,580,716
Anthem, Inc.	12,823	2,885,303
Cigna Corp.	18,308	3,718,172
Envision Healthcare Corp.* (a)	137,561	4,754,108
Express Scripts Holding Co.*	126,407	9,435,018
Humana, Inc.	34,167	8,475,808
McKesson Corp.	126,482	19,724,868
UnitedHealth Group, Inc.	25,924	5,715,205

		59,289,198

Hotels, Restaurants & Leisure 1.1%
Aramark	80,353	3,434,287
Carnival Corp.	92,227	6,121,106
Las Vegas Sands Corp.	119,793	8,324,416
Royal Caribbean Cruises Ltd.	26,178	3,122,512

		21,002,321

Household Durables 0.2%
Newell Brands, Inc.	93,212	2,880,251

Household Products 0.5%
Procter & Gamble Co. (The)	92,413	8,490,906

Independent Power and Renewable Electricity Producers 0.3%
NRG Energy, Inc.	190,798	5,433,927

Industrial Conglomerates 0.4%
Honeywell International, Inc.	52,671	8,077,625

Insurance 6.2%
Allstate Corp. (The)	64,317	6,734,633
American International Group, Inc.	300,203	17,886,095

14

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Insurance (continued)
Arthur J Gallagher & Co.	213,619	$13,517,810
Athene Holding Ltd., Class A*	50,294	2,600,703
Brighthouse Financial, Inc.*	44,966	2,636,806
Chubb Ltd.	56,290	8,225,658
Hartford Financial Services Group, Inc. (The)	113,563	6,391,326
MetLife, Inc.	619,700	31,332,031
Principal Financial Group, Inc.	70,763	4,993,037
Prudential Financial, Inc.	143,019	16,444,325
Unum Group	51,092	2,804,440

		113,566,864

Internet & Direct Marketing Retail 0.3%
Expedia, Inc. (a)	41,488	4,969,018

Internet Software & Services 0.4%
Alphabet, Inc., Class A*	2,697	2,841,020
eBay, Inc.*	113,791	4,294,472

		7,135,492

IT Services 1.5%
Amdocs Ltd.	76,686	5,021,399
DXC Technology Co.	74,066	7,028,863
Genpact Ltd.	272,642	8,653,658
Global Payments, Inc.	47,397	4,751,075
Teradata Corp.* (a)	76,320	2,935,267

		28,390,262

Machinery 0.4%
Allison Transmission Holdings, Inc.	48,075	2,070,590
Ingersoll-Rand plc	29,072	2,592,932
Middleby Corp. (The)* (a)	23,654	3,192,107

		7,855,629

Media 1.3%
Comcast Corp., Class A	335,517	13,437,456
Omnicom Group, Inc. (a)	79,722	5,806,153
Twenty-First Century Fox, Inc., Class A	136,625	4,717,661

		23,961,270

Metals & Mining 1.4%
Freeport-McMoRan, Inc.*	237,307	4,499,341
Newmont Mining Corp.	154,932	5,813,049
Reliance Steel & Aluminum Co.	176,192	15,115,511

		25,427,901

Mortgage Real Estate Investment Trusts (REITs) 0.3%
AGNC Investment Corp.	90,377	1,824,712
Annaly Capital Management, Inc.	349,058	4,150,299

		5,975,011

Multi-Utilities 0.8%
DTE Energy Co.	53,910	5,900,989
Sempra Energy (a)	88,243	9,434,941

		15,335,930

Oil, Gas & Consumable Fuels 9.6%
Anadarko Petroleum Corp.	395,025	21,189,141
Chevron Corp.	27,273	3,414,307
Cimarex Energy Co.	74,100	9,040,941
Diamondback Energy, Inc.*	51,502	6,502,128
EOG Resources, Inc. (a)	201,468	21,740,412
Exxon Mobil Corp.	121,261	10,142,270
Hess Corp.	300,985	14,287,758
HollyFrontier Corp.	101,365	5,191,915

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Laredo Petroleum, Inc.* (a)	445,400	$4,725,694
Marathon Oil Corp.	307,476	5,205,569
Noble Energy, Inc.	191,568	5,582,292
Occidental Petroleum Corp.	328,635	24,207,253
Phillips 66	228,117	23,074,035
Pioneer Natural Resources Co.	47,554	8,219,709
Southwestern Energy Co.*	398,314	2,222,592
Valero Energy Corp.	135,128	12,419,614

		177,165,630

Personal Products 0.5%
Coty, Inc., Class A (a)	428,844	8,529,707

Pharmaceuticals 5.8%
Allergan plc	43,072	7,045,718
Bristol-Myers Squibb Co.	359,592	22,035,798
Eli Lilly & Co.	132,825	11,218,400
Johnson & Johnson	217,580	30,400,277
Mylan NV*	399,720	16,912,153
Pfizer, Inc.	534,733	19,368,029

		106,980,375

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	48,303	5,719,558

Real Estate Management & Development 0.2%
Realogy Holdings Corp.	112,747	2,987,796

Road & Rail 1.1%
Genesee & Wyoming, Inc., Class A*	127,977	10,075,629
JB Hunt Transport Services, Inc.	30,451	3,501,256
Union Pacific Corp.	45,568	6,110,669

		19,687,554

Semiconductors & Semiconductor Equipment 2.8%
Applied Materials, Inc.	110,348	5,640,990
Intel Corp.	158,473	7,315,114
KLA-Tencor Corp.	91,800	9,645,426
QUALCOMM, Inc.	326,677	20,913,861
Texas Instruments, Inc.	82,578	8,624,446

		52,139,837

Software 0.7%
Oracle Corp.	272,517	12,884,604

Specialty Retail 0.8%
Best Buy Co., Inc.	121,929	8,348,479
Urban Outfitters, Inc.*	179,518	6,293,901

		14,642,380

Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	53,911	9,123,359
Hewlett Packard Enterprise Co.	336,327	4,829,656
Western Digital Corp. (a)	119,114	9,473,136

		23,426,151

Textiles, Apparel & Luxury Goods 0.7%
Tapestry, Inc.	165,337	7,312,856
Under Armour, Inc., Class A* (a)	353,800	5,105,334

		12,418,190

Tobacco 0.5%
Altria Group, Inc.	57,940	4,137,495
Philip Morris International, Inc.	55,237	5,835,789

		9,973,284

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Wireless Telecommunication Services 0.3%
Sprint Corp.* (a)	294,004	$1,731,684
T-Mobile US, Inc.*	49,228	3,126,470

		4,858,154

		1,729,440,983

Total Common Stocks (cost $1,586,410,282)		1,833,773,662

Repurchase Agreements 1.1%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $12,492,219, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $12,740,052.(b)(c)	$12,490,248	12,490,248
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $3,000,467, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $3,060,001.(b)(c)	3,000,000	3,000,000
RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $5,001,313, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $5,100,058.(b)(c)	5,000,000	5,000,000

Repurchase Agreements (continued)

Principal Amount	Value

Total Repurchase Agreements (cost $20,490,248)	$20,490,248

Total Investments (cost $1,606,900,530) — 100.5%	1,854,263,910

Liabilities in excess of other assets — (0.5)%	(8,362,735)

NET ASSETS — 100.0%	$1,845,901,175

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $91,116,848, which was collateralized by cash used to purchase repurchase agreements with a total value of $20,490,248 and by $73,735,061 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 5.00% and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $94,225,309.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $20,490,248.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

FDR	Fiduciary Depositary Receipt

REIT	Real Estate Investment Trust

Forward foreign currency contracts outstanding as of December 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	5,437,833	JPY	609,114,000	JPMorgan Chase Bank	3/20/2018	10,829

Total unrealized appreciation						10,829

USD	3,477,777	EUR	2,941,000	JPMorgan Chase Bank	3/21/2018	(67,453)

Total unrealized depreciation						(67,453)

Net unrealized depreciation						(56,624)

Currency:

EUR	EURO

JPY	Japanese Yen

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager Large Cap Value Fund
Assets:
Investment securities, at value* (cost $1,586,410,282)	$1,833,773,662
Repurchase agreements, at value (cost $20,490,248)	20,490,248
Cash	12,396,665
Foreign currencies, at value (cost $6)	6
Interest and dividends receivable	2,192,234
Security lending income receivable	75,530
Receivable for investments sold	7,804,028
Receivable for capital shares issued	203,807
Reclaims receivable	172,749
Unrealized appreciation on forward foreign currency contracts (Note 2)	10,829
Prepaid expenses	3,080

Total Assets	1,877,122,838

Liabilities:
Payable for investments purchased	9,292,533
Payable for capital shares redeemed	294,911
Unrealized depreciation on forward foreign currency contracts (Note 2)	67,453
Payable upon return of securities loaned (Note 2)	20,490,248
Accrued expenses and other payables:
Investment advisory fees	919,122
Fund administration fees	58,907
Distribution fees	20,785
Administrative servicing fees	18,612
Accounting and transfer agent fees	53
Trustee fees	293
Custodian fees	18,315
Compliance program costs (Note 3)	1,762
Professional fees	21,991
Printing fees	8,922
Other	7,756

Total Liabilities	31,221,663

Net Assets	$1,845,901,175

Represented by:
Capital	$1,431,940,029
Accumulated undistributed net investment income	2,560,400
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	164,098,122
Net unrealized appreciation/(depreciation) in investment securities	247,363,380
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(56,624)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,132)

Net Assets	$1,845,901,175

17

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager Large Cap Value Fund
Net Assets:
Class I Shares	$41,271,945
Class II Shares	104,898,610
Class Y Shares	1,699,730,620

Total	$1,845,901,175

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,800,013
Class II Shares	9,725,403
Class Y Shares	155,948,669

Total	169,474,085

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.86
Class II Shares	$10.79
Class Y Shares	$10.90

*	Includes value of securities on loan of $91,116,848 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$39,614,828
Income from securities lending (Note 2)	859,350
Interest income	89,508
Foreign tax withholding	(153,554)

Total Income	40,410,132

EXPENSES:
Investment advisory fees	11,521,927
Fund administration fees	546,634
Distribution fees Class II Shares	243,588
Administrative servicing fees Class I Shares	58,517
Administrative servicing fees Class II Shares	146,153
Professional fees	93,349
Printing fees	12,360
Trustee fees	55,292
Custodian fees	82,789
Accounting and transfer agent fees	2,877
Compliance program costs (Note 3)	7,451
Other	35,153

Total expenses before fees waived	12,806,090

Investment advisory fees waived (Note 3)	(679,691)
Investment advisory fees voluntarily waived (Note 3)	(25,206)

Net Expenses	12,101,193

NET INVESTMENT INCOME	28,308,939

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	175,204,165
Settlement of forward foreign currency contracts (Note 2)	(541,461)
Foreign currency transactions (Note 2)	(5,557)

Net realized gains	174,657,147

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	51,809,605
Forward foreign currency contracts (Note 2)	(215,965)
Translation of assets and liabilities denominated in foreign currencies	9,711

Net change in unrealized appreciation/depreciation	51,603,351

Net realized/unrealized gains	226,260,498

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$254,569,437

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$28,308,939	$29,849,478
Net realized gains	174,657,147	92,088,918
Net change in unrealized appreciation/depreciation	51,603,351	164,180,634

Change in net assets resulting from operations	254,569,437	286,119,030

Distributions to Shareholders From:
Net investment income:
Class I	(584,131)	(644,640)
Class II	(1,160,187)	(1,629,328)
Class Y	(26,975,650)	(32,671,328)
Net realized gains:
Class I	(2,065,191)	(3,650,624)
Class II	(5,011,637)	(8,915,507)
Class Y	(89,649,923)	(180,361,054)

Change in net assets from shareholder distributions	(125,446,719)	(227,872,481)

Change in net assets from capital transactions	(183,364,604)	16,631,819

Change in net assets	(54,241,886)	74,878,368

Net Assets:
Beginning of year	1,900,143,061	1,825,264,693

End of year	$1,845,901,175	$1,900,143,061

Accumulated undistributed net investment income at end of year	$2,560,400	$4,305,975

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,058,695	$4,615,652
Dividends reinvested	2,649,322	4,295,264
Cost of shares redeemed	(7,212,170)	(7,274,453)

Total Class I Shares	495,847	1,636,463

Class II Shares
Proceeds from shares issued	14,639,939	29,714,567
Dividends reinvested	6,171,824	10,544,835
Cost of shares redeemed	(37,427,687)	(17,084,163)

Total Class II Shares	(16,615,924)	23,175,239

Class Y Shares
Proceeds from shares issued	35,010,087	40,834,307
Dividends reinvested	116,625,573	213,032,382
Cost of shares redeemed	(318,880,187)	(262,046,572)

Total Class Y Shares	(167,244,527)	(8,179,883)

Change in net assets from capital transactions	$(183,364,604)	$16,631,819

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	480,774	464,070
Reinvested	261,809	451,378
Redeemed	(685,337)	(738,584)

Total Class I Shares	57,246	176,864

Class II Shares
Issued	1,379,916	2,999,541
Reinvested	616,704	1,115,891
Redeemed	(3,556,043)	(1,745,016)

Total Class II Shares	(1,559,423)	2,370,416

Class Y Shares
Issued	3,319,733	4,245,104
Reinvested	11,470,473	22,288,917
Redeemed	(30,080,992)	(25,712,490)

Total Class Y Shares	(15,290,786)	821,531

Total change in shares	(16,792,963)	3,368,811

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$10.18	0.15	1.27	1.42	(0.16)	(0.58)	(0.74)	$10.86	14.54%		$41,271,945	0.78%	1.42%	0.82%	57.60%
Year Ended December 31, 2016	$9.96	0.15	1.37	1.52	(0.18)	(1.12)	(1.30)	$10.18	16.35%		$38,084,583	0.79%	1.51%	0.82%	60.75%
Year Ended December 31, 2015	$11.79	0.16	(0.56)	(0.40)	(0.14)	(1.29)	(1.43)	$9.96	(3.15%	)	$35,512,881	0.78%	1.40%	0.82%	64.53%
Year Ended December 31, 2014	$11.92	0.16	1.07	1.23	(0.14)	(1.22)	(1.36)	$11.79	10.52%		$31,631,852	0.78%	1.33%	0.82%	54.93%
Year Ended December 31, 2013	$9.37	0.14	3.12	3.26	(0.15)	(0.56)	(0.71)	$11.92	35.44%		$30,310,006	0.79%	1.28%	0.83%	62.79%

Class II Shares
Year Ended December 31, 2017	$10.11	0.12	1.27	1.39	(0.13)	(0.58)	(0.71)	$10.79	14.36%		$104,898,610	1.03%	1.16%	1.07%	57.60%
Year Ended December 31, 2016	$9.91	0.12	1.36	1.48	(0.16)	(1.12)	(1.28)	$10.11	16.05%		$114,092,250	1.04%	1.26%	1.07%	60.75%
Year Ended December 31, 2015	$11.74	0.13	(0.56)	(0.43)	(0.11)	(1.29)	(1.40)	$9.91	(3.44%	)	$88,360,406	1.03%	1.13%	1.07%	64.53%
Year Ended December 31, 2014	$11.88	0.13	1.07	1.20	(0.12)	(1.22)	(1.34)	$11.74	10.24%		$91,844,124	1.03%	1.07%	1.07%	54.93%
Year Ended December 31, 2013	$9.35	0.11	3.11	3.22	(0.13)	(0.56)	(0.69)	$11.88	35.03%		$77,321,711	1.04%	1.04%	1.08%	62.79%

Class Y Shares
Year Ended December 31, 2017	$10.21	0.17	1.27	1.44	(0.17)	(0.58)	(0.75)	$10.90	14.75%		$1,699,730,620	0.63%	1.57%	0.67%	57.60%
Year Ended December 31, 2016	$9.98	0.17	1.37	1.54	(0.19)	(1.12)	(1.31)	$10.21	16.55%		$1,747,966,228	0.64%	1.66%	0.67%	60.75%
Year Ended December 31, 2015	$11.81	0.17	(0.56)	(0.39)	(0.15)	(1.29)	(1.44)	$9.98	(3.04%	)	$1,701,391,406	0.63%	1.54%	0.67%	64.53%
Year Ended December 31, 2014	$11.94	0.18	1.07	1.25	(0.16)	(1.22)	(1.38)	$11.81	10.66%		$1,801,940,121	0.63%	1.48%	0.67%	54.93%
Year Ended December 31, 2013	$9.39	0.16	3.12	3.28	(0.17)	(0.56)	(0.73)	$11.94	35.54%		$1,659,415,570	0.64%	1.44%	0.68%	62.79%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might

24

Notes to Financial Statements (Continued)

December 31, 2017

reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available , such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$52,191,098	$—	$—	$52,191,098
Airlines	20,348,881	—	—	20,348,881
Auto Components	8,796,620	—	—	8,796,620
Automobiles	8,431,971	—	—	8,431,971
Banks	254,673,285	—	—	254,673,285
Beverages	7,415,770	3,302,962	—	10,718,732
Biotechnology	25,012,034	—	—	25,012,034
Building Products	7,964,670	5,151,217	—	13,115,887
Capital Markets	27,718,630	—	—	27,718,630
Chemicals	48,553,289	—	—	48,553,289
Commercial Services & Supplies	12,709,187	—	—	12,709,187
Communications Equipment	52,131,476	—	—	52,131,476
Construction & Engineering	6,392,881	—	—	6,392,881
Construction Materials	10,321,959	7,586,872	—	17,908,831
Consumer Finance	40,403,368	—	—	40,403,368
Containers & Packaging	8,259,584	—	—	8,259,584
Diversified Financial Services	46,970,791	—	—	46,970,791
Diversified Telecommunication Services	43,006,808	4,837,312	—	47,844,120
Electric Utilities	50,316,584	6,117,799	—	56,434,383
Electrical Equipment	17,226,374	—	—	17,226,374
Electronic Equipment, Instruments & Components	7,346,269	—	—	7,346,269
Energy Equipment & Services	29,136,037	—	—	29,136,037
Equity Real Estate Investment Trusts (REITs)	66,387,489	—	—	66,387,489
Food & Staples Retailing	27,805,746	—	—	27,805,746
Food Products	47,610,502	—	—	47,610,502
Health Care Equipment & Supplies	27,113,994	—	—	27,113,994

25

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Health Care Providers & Services	$59,289,198	$—	$—	$59,289,198
Hotels, Restaurants & Leisure	21,002,321	—	—	21,002,321
Household Durables	2,880,251	—	—	2,880,251
Household Products	8,490,906	—	—	8,490,906
Independent Power and Renewable Electricity Producers	5,433,927	—	—	5,433,927
Industrial Conglomerates	8,077,625	—	—	8,077,625
Insurance	142,828,320	—	—	142,828,320
Internet & Direct Marketing Retail	4,969,018	—	—	4,969,018
Internet Software & Services	7,135,492	—	—	7,135,492
IT Services	28,390,262	—	—	28,390,262
Machinery	7,855,629	—	—	7,855,629
Media	23,961,270	3,740,080	—	27,701,350
Metals & Mining	28,986,651	—	—	28,986,651
Mortgage Real Estate Investment Trusts (REITs)	5,975,011	—	—	5,975,011
Multi-Utilities	15,335,930	—	—	15,335,930
Oil, Gas & Consumable Fuels	185,492,676	—	—	185,492,676
Personal Products	8,529,707	—	—	8,529,707
Pharmaceuticals	106,980,375	—	—	106,980,375
Professional Services	5,719,558	—	—	5,719,558
Real Estate Management & Development	2,987,796	—	—	2,987,796
Road & Rail	19,687,554	—	—	19,687,554
Semiconductors & Semiconductor Equipment	57,258,285	—	—	57,258,285
Software	12,884,604	—	—	12,884,604
Specialty Retail	14,642,380	—	—	14,642,380
Technology Hardware, Storage & Peripherals	23,426,151	—	—	23,426,151
Textiles, Apparel & Luxury Goods	12,418,190	—	—	12,418,190
Tobacco	9,973,284	13,321,598	—	23,294,882
Wireless Telecommunication Services	4,858,154	—	—	4,858,154
Total Common Stocks	$1,789,715,822	$44,057,840	$—	$1,833,773,662
Forward Foreign Currency Contracts	—	10,829	—	10,829
Repurchase Agreements	—	20,490,248	—	20,490,248
Total Assets	$1,789,715,822	$64,558,917	$—	$1,854,274,739
Liabilities:
Forward Foreign Currency Contracts	$—	$(67,453)	$—	$(67,453)
Total Liabilities	$—	$(67,453)	$—	$(67,453)
Total	$1,789,715,822	$64,491,464	$—	$1,854,207,286

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless,

26

Notes to Financial Statements (Continued)

December 31, 2017

engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time of the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts”.

27

Notes to Financial Statements (Continued)

December 31, 2017

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign
Currency risk	currency contracts	$10,829
Total		$10,829
Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(67,453)
Total		$(67,453)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(541,461)
Total	$(541,461)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(215,965)
Total	$(215,965)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$1,599,474
Average Settlement Value Sold	$13,248,244

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty.

28

Notes to Financial Statements (Continued)

December 31, 2017

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2017:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Assets	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$10,829	$(10,829)	$—	$—
Total		$10,829	$(10,829)	$—	$—

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(67,453)	$10,829	$—	$(56,624)
Total		$(67,453)	$10,829	$—	$(56,624)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also

29

Notes to Financial Statements (Continued)

December 31, 2017

receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $20,490,248 which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations.

30

Notes to Financial Statements (Continued)

December 31, 2017

In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/1947 - 12/20/1947; total market value $357,000,001.

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$12,490,248	$—	$12,490,248	$(12,490,248)	$—
Nomura Securities International, Inc.	3,000,000	—	3,000,000	(3,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$20,490,248	$—	$20,490,248	$(20,490,248)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

31

Notes to Financial Statements (Continued)

December 31, 2017

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

32

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions
$1	$(1,334,546)	$1,334,545

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Wellington Management Company, LLP
The Boston Company Asset Management, LLC
Massachusetts Financial Services Company

33

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

The Trust and NFA have entered into a written contract waiving 0.037% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $679,691, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.63%, and after contractual fee waivers was 0.59%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.77% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $25,206, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

34

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $546,634 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $7,451.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $204,670.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date.

35

Notes to Financial Statements (Continued)

December 31, 2017

Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $1,053,612,345 and sales of $1,329,816,696 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

36

Notes to Financial Statements (Continued)

December 31, 2017

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$33,076,788	$92,369,931	$125,446,719	$—	$125,446,719

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

37

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,418,515	$179,453,966	$227,872,481	$—	$227,872,481

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$58,612,658	$120,454,956	$179,067,614	$—	$234,893,532	$413,961,146

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,619,309,622	$290,773,178	$(55,875,514)	$234,897,664

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Large Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 51.17%.

The Fund designates $92,369,931 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

40

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

41

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

42

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

43

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

44

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

46

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

47

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

48

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

49

Annual Report

December 31, 2017

NVIT Multi-Manager Mid Cap Growth Fund

AR-MM-MCG 2/17

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Mid Cap Growth Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager Mid Cap Growth Fund (Class Y) returned 27.85% versus 25.27% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Growth Funds (consisting of 41 funds as of December 31, 2017) was 26.28% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Neuberger Berman Investment Advisers LLC and Wells Capital Management, Inc.

The following commentary is provided by Neuberger Berman Advisers LLC

Another strong quarter for the market capped off a tremendous year for equities and growth in particular. The market’s accomplishments are all the more impressive when one considers 2017’s near non-stop onslaught of disconcerting headlines, macroeconomic worries and geo-political flashpoints. Undeterred, and absent any significant recessionary risk signals, this long-tenured and fairly “rational” bull market continued to exhibit an intriguing lack of volatility as it proved very adept at turning a deaf ear to all manner of “noise,” while proficiently processing compelling corporate results and broadly positive economic trends.

Throughout 2017, corporate earnings remained strong, which as we have commented all year long is the likely real driver of this market. That positive trend was further bolstered by an almost synchronized rise in global confidence which, in concert with a subdued dollar, led to a broadening of revenue opportunities beyond what has been a very insular domestic focus over the last eight-plus years. Fittingly, the market’s positive sentiment was finally matched by business and consumer confidence, both of which closed the year on the upswing. The big “headline” late in the year centered on tax reform, long considered a key pillar of the market’s inherent and seemingly indefatigable optimism, as Republicans finally delivered their signature legislative achievement. With the upside of tax reform already largely priced in, this was more about side-stepping a potential major disappointment, and it remains to be seen if this plan, in its entirety, can live up to its authors’ lofty expectations. While we wouldn’t consider the market to be extremely overvalued, current valuations are clearly not cheap either. However, with positive economic development there’s been room to grow, and sector and industry group rotations have continued to foster timely buying opportunities.

Stylistically, growth dominated value in 2017, with active management benefiting from lower correlations between sectors, industries and stocks. It was also a constructive environment for higher-qualitative approaches, such as ours, which benefited from an increased relevancy for underlying fundamentals and a long-overdue rotation that began to favor more forward-thinking strategic capital reinvestment strategies over the post-financial crisis’ dominant trend of financial reallocations back to shareholders.

The Neuberger Berman sleeve of the NVIT Multi-Manager Mid Cap Growth Fund delivered a positive double-digit return for the year, ahead of its benchmark, the Russell Midcap Growth Index.

For the year, the Fund sleeve was overweight Health Care, IT and Financials, essentially in-line Industrials and Energy, and underweight Real Estate, Consumer Staples, Consumer Discretionary, Materials and Telecommunication Services. Driven by strong top- and bottom-line results, the Fund sleeve’s IT segment was the leading contributor to performance, which, along with positive allocation and selection decisions within Consumer Discretionary and Staples, was

4

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

able to effectively offset weakness within the Materials and Financials sectors. At the industry level, strong stock selection within our overweight allocation to Health Care’s Biotechnology proved highly additive, while our continued avoidance of highly cyclical, commodity-driven names within Materials’ Chemicals resulted in that industry group being the leading detractor on a relative basis.

Derivatives were not used in this Fund’s sleeve during the period.

2017 Top Contributors:

Neurocrine Biosciences (initially purchased 4th Quarter 2016) is engaged in the development of pharmaceutical products focused on neurological and endocrine-based diseases and disorders. The market reacted positively to the successful launch and subsequent positive momentum of the company’s latest product.

CBOE Holdings (initially purchased 3rd Quarter 2014) is focused on the operation of markets for the trading of listed, or exchange-traded, options contracts. These include the stocks of individual corporations, various market indexes and other exchange-traded products, such as exchange-traded funds and exchange-traded notes. Steady top-line growth, a positive shift toward capital market plays and rising excitement around crypto-currencies all contributed to a strong year for CBOE.

CoStar Group, Inc. (initially purchased 4th Quarter 2014) is a provider of information, analytics and marketing services to the commercial real estate industry in the United States and the United Kingdom. The company consistently delivered good results and demonstrated that it is achieving its long-term margin goals. Additionally, the company’s guidance continued to highlight an expanding total addressable market, which we attribute to the company’s recent diversification into the apartment rental market.

Lam Research Corporation (initially purchased 2nd Quarter 2014) designs, manufactures, markets, refurbishes and services semiconductor processing systems that are used in the fabrication of integrated circuits (ICs). Its products are designed to enable its customers to build a range of devices that are used in a range of electronic products, including cell phones, tablets, computers, storage devices and networking equipment. The company consistently delivered good earnings and a better-than-expected outlook, as memory spending has remained strong.

ServiceNow, Inc. (initially purchased 1st Quarter 2014) is a provider of cloud-based applications and services (Software-As-A-Service) to automate and integrate enterprise workflow and related information technology business processes for Fortune 1000 companies. In 2017, improved execution and emerging top-line growth in new categories helped the stock rebound strongly from a disappointing 2016.

2017 Leading Detractors:

O’Reilly Automotive (initially purchased 1st Quarter 2011, sold 3rd Quarter 2017) is a specialty retailer and supplier of automotive aftermarket parts, tools, supplies, equipment and accessories, catering to both do-it-yourself (DIY) customers and professional service providers. The company struggled to exceed quarterly expectations and was further pressured by the potential for increased competition from Amazon. Given the company’s mounting headwinds and lagging execution, we exited the Fund sleeve’s position in O’Reilly.

TESARO, Inc. (initially purchased 4th Quarter 2016) is an oncology-focused biopharmaceutical company engaged in the development and acquisition of oncology-related product candidates. During the year, the stock was pressured by conjecture around potential impending competitor product approvals, and particularly in the fourth quarter as descent results ultimately fell short of heightened and somewhat unrealistic “whisper” expectations.

Envision Healthcare Holdings (initially purchased 1st Quarter 2017, sold 3rd Quarter 2017) is a provider of physician-led, outsourced medical services in the United States. The company’s two main business segments are focused on facility-based physician services and healthcare transportation services. Unfortunately, the restructuring of past acquisitions is taking longer

5

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

than expected, which has weighed on the company’s top-line results. Faced with these persistent execution issues and the resignation of the company’s COO, we elected to exit the Fund sleeve’s position.

Tractor Supply Company (initially purchased 1st quarter 2011, sold 3rd Quarter 2017) is an operator of retail farm and ranch stores, located in outlying metropolitan markets and in rural communities. Targeting smaller operations and farming enthusiasts, Tractor Supply offer a selection of pet and small animal merchandise, power equipment, maintenance items and tools, truck and towing products, clothing and footwear, and seasonal lawn and garden products. The company struggled with quarterly expectations, which it attributed to poor weather, the portion of its business that is tied to energy patches and the growing shadow of Amazon. Given these persistent headwinds and negative sentiment, we elected to exit the Fund sleeve’s position in favor of new ideas.

Alaska Air Group (initially purchased 3rd Quarter 2013, sold 4th Quarter 2017) is an airline serving cities in the U.S., Canada and Mexico, with an emphasis on the Western portion of the U.S. During the year, the company was hindered by cost-management issues and protracted labor negotiations with pilots. These uncharacteristic management missteps raised the question of whether the company’s acquisition and integration of Virgin Air may be proving more of challenge than originally expected. Given the deteriorating fundamentals and rising uncertainty, we sold the Fund sleeve’s position.

One could make a case for this current “bull” run either remaining in growth mode or entering later-cycle maturation, but given this market’s past and present resolve, it would be folly to attempt to define and limit its potential scope and scale. Thus, we will continue to focus on underappreciated catalysts and compelling growth fundamentals as our primary guides. Health Care and Information Technology are likely to remain a focus in the Fund sleeve, and we expect to continue selectively building on recent encouraging trends in both Industrials and Consumer Discretionary. In assessing the impact of the recently approved tax overhaul, our opinion is that 2018 numbers will get a boost and dormant capital investment initiatives may finally be unlocked as clarity replaces uncertainty. However, we think the longer-term impact to corporate bottom lines and strategic planning will likely come down to the fine-print details (such as offsets, exclusions and restrictions) that have initially been eclipsed by the headline optics of a newly minted 21% corporate tax rate.

With respect to the specter of an inevitable correction, we currently see no imminent or sustainable recessionary warning signs, and while the potential for an overdue valuation reset feels real, it’s also proven futile to attempt to predict which economic, monetary, fiscal or political event will be the spark that eventually lights that fuse. Rather than attempting to compensate for potentially misguided policy, unexpected exogenous events or 24/7 partisan drama, we will instead endeavor to take advantage of any opportunities resulting from continued sector and industry rotations or, when the time comes, a broader and healthy valuation reset.

In closing, while we don’t anticipate that 2018 will mirror the robust returns and fascinating calm demeanor of 2017, we are cautiously optimistic that the U.S. will remain a pro-growth environment, corporate earnings will continue to impress and support valuations, and a largely positive environment will persist for active management as well as higher-qualitative and differentiated small- and mid-cap growth companies.

Subadviser:

Neuberger Berman Advisers LLC

Portfolio Manager:

Kenneth J. Turek, CFA

The following commentary is provided by Wells Capital Management, Inc.

The portion of the NVIT Multi-Manager Mid Cap Growth Fund managed by Wells Capital Management outperformed the Russell Midcap Growth Index in 2017 as global equity markets rose sharply over the past 12 months. Rising optimism for “synchronized” global growth, expectations for higher interest rates, and U.S. tax reform policy were key drivers of the strong

6

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

returns. Market leadership during 2017 primarily favored “growth”-oriented equity sectors, as these companies typically commend higher valuations during periods of improving economic conditions. Volatility measures were low during the year. This backdrop proved beneficial to the Fund sleeve’s positioning.

Security selection in the Information Technology and Health Care sectors were significant sources of positive contribution relative to the Russell Midcap Growth Index. Additionally, positioning within the Consumer Staples and Consumer Discretionary sectors proved additive to returns. Meanwhile, security selection in the Financials and Industrials sectors weighed on relative performance.

Security selection in the Information Technology and Health Care sectors proved to be the largest contributors to annual returns.

Within the Information Technology sector, MercadoLibre, Inc. delivered strong annual performance. The Latin-American leader in e-commerce saw shares rise sharply in 2017 as the company continued to post strong year-over-year sales growth in key markets such as Brazil, Argentina and Mexico. Furthermore, investors became more comfortable with the company’s near-term strategy of sacrificing margin expansion for volume growth by investing in initiatives such as free shipping. The strong growth cited above served as evidence that the strategy is having the desired impact on units sold and the key metric of “Gross Merchandise Value,” or GMV.

Also within the Information Technology sector, shares of Take-Two Interactive Software, Inc. rose sharply during the past 12 months as the video game software company reported consistently strong financial results. Take-Two, like many game software firms, is benefiting from rising digital downloads and “in-game” monetization opportunities. These revenue streams offer significantly higher profit margin opportunities. The company’s flagship “Grand Theft Auto” franchise continues to produce very strong results, as the online version of the game has meaningfully exceeded expectations. Additionally, the company’s pipeline of new games remains robust, with a steady schedule of new game launches going forward. We believe Take Two and other video game manufacturers are emerging to be on the right side of the ongoing fight for consumer attention and wallet share.

Finally, within the Information Technology sector, Universal Display Corporation also contributed significantly to relative returns. The company sells materials and designs essential to the manufacturing of organic light-emitting diode (OLED) displays that are primarily used in new smartphone models. OLED display screens are lighter, cheaper, and offer more flexibility and power efficiency than legacy phone display screens. As such, OLED displays are being incorporated into an increasing number of new phone models, which has translated to a sharp increase in demand for Universal Display’s products. The strong demand has in turn driven better-than-expected earnings growth material appreciation in share price over the past 12 months.

Within the Health Care sector, specific strength was visible in the health care provider industry as shares of VCA Inc. rose sharply. The company, which manages animal hospitals and provides pet care services, agreed to be acquired by Mars Inc. early in 2017 at a substantial premium. This was validating to our investment thesis, and, consistent with our discipline, we exited the Fund sleeve’s position in the stock following the acquisition, as shares approached our internal valuation target.

The Fund sleeve’s positioning within the Financials and Industrials sectors weighed on relative performance, particularly with respect to select holdings within the Industrials sector.

Investor concern overshadowed financial results at industrial infrastructure equipment manufacturer Colfax Corporation, whose shares declined in 2017 due to the company’s reporting quarterly earnings that underwhelmed investors. While it was positive that Colfax’s Gas and Air handling division grew quarterly revenue organically by over 10%, offsetting this good news was Colfax’s announcement that future orders in the division may decline by nearly 30% as oil and gas projects are delayed, and from

7

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

persistent weakness in power generation. Regarding the power generation end market, Colfax’s exposure to the Chinese coal-fired power market sparked investor concern, as that business declined even more than anticipated. These factors led to the decline in share price and forced us to re-examine our investment thesis. Ultimately, the decision was made to exit the Fund sleeve’s position in favor of higher-conviction opportunities.

Also within the Industrials sector, a number of factors combined to ground shares of Spirit Airlines, Inc. in 2017. Our investment thesis is centered on Spirit’s business model that results in the lowest cost structure in the industry and gives the company a sustainable competitive advantage. That belief, however, has been tested recently as Spirit reduced its quarterly earnings guidance for the third quarter. The company cited an aggressive pricing environment driven in large part by United Airlines’ desire to protect market share, especially in its “hub” markets. This irrational pricing behavior, combined with higher oil prices, adverse weather in Spirit’s key Florida market, and ongoing labor negotiations with its pilots sparked investor concerns and led to share weakness. For the time being, we view many of these issues as transitory in nature, and they are causing shares to trade at an attractive valuation. However, we are closely monitoring fundamentals to determine if our investment thesis can avoid being compromised.

Industrial holding Acuity Brands, Inc. further detracted from relative returns during the year. Acuity is a leader in LED lighting supplies and systems. We initially bought the stock given the secular shift to more cost-effective and energy-efficient LED lights, and Acuity’s ability to capture demand from new non-residential development as well as the retro-fitting of legacy buildings. Over the past two quarters, however, growth has slowed and concern over competitive pressure has increased. Gross margins have compressed and management has been hard pressed to explain the recent issues. Given the decelerating growth profile, weak near-term results and increased uncertainty, we sold the Fund sleeve’s position in lieu of higher-conviction ideas.

This Fund’s sleeve did not hold derivatives during the reporting period.

As we shift into 2018, change is occurring in the dynamics of the U.S. equity market. Expectations for economic growth and interest rates are on the rise. Tax cuts are expected to boost consumer spending and prompt companies to increase capital outlays. Mergers and acquisitions are expected to pick up, and with full employment in place, investors increasingly believe wage inflation is on the horizon. This sentiment has prompted a strong majority of Wall Street strategists to formulate bullish forecasts, and Main Street is increasingly buying into the ebullient headlines. U.S. equities are in a historically long bull market, valuations have expanded, volatility is the lowest in decades, and confidence in the outlook seems more certain. While economic data surprised investors in 2017, now virtually everyone expects the party to continue. We don’t mean to throw a wet blanket on this enthusiasm, but we caution investors to temper expectations. When consensus sentiment strongly resides in one camp, it is quite normal for markets to be uncooperative.

That being said, two primary factors provide optimism as we start the new year. First, it’s clearly positive that inflationary concerns have defeated fears of recession. The far-left tail of the distribution—a financial crisis or deflationary spiral—has become significantly smaller. As mentioned in the past, expectations for rising interest rates provide a favorable backdrop for stock picking. Equity correlations have declined materially, and even if volatility picks up, we do not expect a return to crisis-era spikes in correlations. As businesses grow and policies normalize, stock prices are following fundamentals, a trend we expect to continue. This rational behavior is conducive to security selection and can provide tailwinds to strong performance from concentrated, high-active-share portfolios.

The second reason we are excited is the underlying strength in fundamentals of our portfolio companies. Commerce around the world is changing rapidly, with the internet and technology increasingly disrupting many

8

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

industries. We are heavily drawn to companies on “the right side of change.” These are companies whose fundamentals are durable, regardless of tax cuts or policy shifts; whose earnings growth, rather than multiple expansion, can drive outperformance; whose innovations are shaping the future. They are dynamic companies executing on strategic acquisitions, increasing efficiencies, and offering inventive products to customers. These are also increasingly companies taking market share by being leaders on environmental and social issues. Representative themes of such portfolio holdings include cloud infrastructure, global ecommerce, digital payments, consumer experiences and automation.

Subadviser:

Wells Capital Management, Inc.

Portfolio Managers:

Michael T. Smith, CFA and Christopher J. Warner, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Fund Overview	NVIT Multi-Manager Mid Cap Growth Fund

Asset Allocation†

Common Stocks	98.8%
Repurchase Agreements	3.7%
Exchange Traded Fund	0.4%
Liabilities in excess of other assets	(2.9)%
100.0%

Top Industries††

IT Services	8.1%
Internet Software & Services	6.5%
Software	6.4%
Health Care Equipment & Supplies	6.1%
Electronic Equipment, Instruments & Components	5.8%
Biotechnology	4.7%
Hotels, Restaurants & Leisure	4.5%
Commercial Services & Supplies	4.2%
Machinery	4.0%
Semiconductors & Semiconductor Equipment	3.4%
Other Industries*	46.3%
100.0%

Top Holdings††

Take-Two Interactive Software, Inc.	2.2%
Waste Connections, Inc.	2.1%
Bright Horizons Family Solutions, Inc.	1.6%
Burlington Stores, Inc.	1.5%
Brink’s Co. (The)	1.5%
MercadoLibre, Inc.	1.4%
Universal Display Corp.	1.3%
LogMeIn, Inc.	1.3%
Proofpoint, Inc.	1.3%
Raymond James Financial, Inc.	1.3%
Other Holdings*	84.5%
100.0%

Top Countries††

United States	91.9%
Canada	2.4%
Argentina	1.4%
Russia	0.7%
Other Countries*	3.6%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

10

Fund Performance	NVIT Multi-Manager Mid Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	27.74%	14.43%	8.88%
Class II	27.52%	14.14%	8.61%
Class Y	27.85%	14.49%	8.96%
Russell Midcap® Growth Index	25.27%	15.30%	10.75%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.88%	0.85%
Class II	1.13%	1.10%
Class Y	0.81%	0.78%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

11

Fund Performance (cont.)	NVIT Multi-Manager Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Mid Cap Growth Fund since inception through 12/31/17 versus performance of the Russell Midcap® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

12

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,120.50	4.49	0.84
	Hypothetical(b)(c)		1,000.00	1,020.97	4.28	0.84
Class II Shares	Actual	(b)	1,000.00	1,119.50	5.82	1.09
	Hypothetical(b)(c)		1,000.00	1,019.71	5.55	1.09
Class Y Shares	Actual	(b)	1,000.00	1,120.90	4.12	0.77
	Hypothetical(b)(c)		1,000.00	1,021.32	3.92	0.77

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

13

Statement of Investments

December 31, 2017

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 98.8%

	Shares	Value

ARGENTINA 1.5%
Internet Software & Services 1.5%
MercadoLibre, Inc. (a)	44,600	$14,033,836

CANADA 2.4%
Aerospace & Defense 0.3%
Maxar Technologies Ltd. (a)	40,000	2,572,800

Commercial Services & Supplies 2.1%
Waste Connections, Inc.	298,841	21,199,781

		23,772,581

RUSSIA 0.7%
Internet Software & Services 0.7%
Yandex NV, Class A*	201,747	6,607,214

UNITED STATES 94.2%
Aerospace & Defense 2.7%
Aerojet Rocketdyne Holdings, Inc.*	168,200	5,247,840
BWX Technologies, Inc.	173,200	10,476,868
Curtiss-Wright Corp.	9,206	1,121,751
KLX, Inc.*	37,500	2,559,375
Mercury Systems, Inc.* (a)	123,800	6,357,130

		25,762,964

Airlines 0.6%
Spirit Airlines, Inc.* (a)	126,600	5,678,010

Auto Components 0.7%
Aptiv plc	52,500	4,453,575
Delphi Technologies plc*	50,000	2,623,500

		7,077,075

Automobiles 0.6%
Thor Industries, Inc.	37,500	5,652,000

Banks 1.3%
Comerica, Inc.	25,000	2,170,250
East West Bancorp, Inc.	60,000	3,649,800
SVB Financial Group	27,500	6,428,675

		12,248,725

Beverages 0.6%
National Beverage Corp.	62,300	6,070,512

Biotechnology 4.8%
Array BioPharma, Inc.*	250,956	3,212,237
BioMarin Pharmaceutical, Inc.*	35,000	3,120,950
Bioverativ, Inc.* (a)	147,900	7,974,768
Bluebird Bio, Inc.*	20,000	3,562,000
Exelixis, Inc.*	166,665	5,066,616
Flexion Therapeutics, Inc.* (a)	197,998	4,957,870
Ignyta, Inc.*	109,400	2,920,980
Neurocrine Biosciences, Inc.* (a)	95,000	7,371,050
Puma Biotechnology, Inc.*	31,200	3,084,120
TESARO, Inc.* (a)	60,800	5,038,496

		46,309,087

Building Products 2.0%
Allegion plc	69,637	5,540,320
AO Smith Corp.	115,500	7,077,840
Masonite International Corp.*	94,200	6,984,930

		19,603,090

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Capital Markets 2.8%
Affiliated Managers Group, Inc.	22,500	$4,618,125
Cboe Global Markets, Inc.	62,500	7,786,875
MarketAxess Holdings, Inc.	12,500	2,521,875
Raymond James Financial, Inc.	139,700	12,475,210

		27,402,085

Chemicals 1.3%
Albemarle Corp.	34,300	4,386,627
Chemours Co. (The)	70,000	3,504,200
Scotts Miracle-Gro Co. (The)	47,500	5,082,025

		12,972,852

Commercial Services & Supplies 2.1%
Brink’s Co. (The)	183,955	14,477,259
Cintas Corp.	35,500	5,531,965

		20,009,224

Communications Equipment 1.4%
Arista Networks, Inc.*	13,500	3,180,330
Harris Corp.	35,000	4,957,750
Motorola Solutions, Inc.	57,500	5,194,550

		13,332,630

Construction Materials 0.7%
Vulcan Materials Co.	49,400	6,341,478

Consumer Finance 0.7%
SLM Corp.*	599,500	6,774,350

Containers & Packaging 1.3%
Berry Global Group, Inc.*	153,100	8,982,377
Packaging Corp. of America	32,500	3,917,875

		12,900,252

Distributors 0.5%
LKQ Corp.*	130,000	5,287,100

Diversified Consumer Services 3.0%
Adtalem Global Education, Inc.*	181,100	7,615,255
Bright Horizons Family Solutions, Inc.*	173,000	16,262,000
Service Corp. International	127,500	4,758,300

		28,635,555

Electrical Equipment 1.0%
AMETEK, Inc.	80,000	5,797,600
Rockwell Automation, Inc.	20,500	4,025,175

		9,822,775

Electronic Equipment, Instruments & Components 6.0%
Amphenol Corp., Class A	84,000	7,375,200
CDW Corp.	105,000	7,296,450
Cognex Corp.	60,000	3,669,600
Littelfuse, Inc.	34,229	6,771,181
National Instruments Corp.	106,200	4,421,106
Novanta, Inc.*	97,650	4,882,500
Trimble, Inc.*	130,000	5,283,200
Universal Display Corp.	77,300	13,345,845
Zebra Technologies Corp., Class A*	45,700	4,743,660

		57,788,742

Equity Real Estate Investment Trusts (REITs) 0.3%
CyrusOne, Inc.	42,500	2,530,025

14

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Food Products 1.5%
Lamb Weston Holdings, Inc.	153,400	$8,659,430
Pinnacle Foods, Inc.	95,000	5,649,650

		14,309,080

Health Care Equipment & Supplies 6.3%
ABIOMED, Inc.*	47,000	8,808,270
Align Technology, Inc.*	17,450	3,877,216
Cantel Medical Corp.	48,530	4,992,281
Edwards Lifesciences Corp.*	29,500	3,324,945
Hill-Rom Holdings, Inc.	139,400	11,750,026
Hologic, Inc.*	195,400	8,353,350
ICU Medical, Inc.*	33,300	7,192,800
Insulet Corp.*	91,489	6,312,741
Merit Medical Systems, Inc.*	72,500	3,132,000
Nevro Corp.* (a)	35,000	2,416,400
Penumbra, Inc.*	3,000	282,300

		60,442,329

Health Care Providers & Services 2.8%
Acadia Healthcare Co., Inc.* (a)	90,000	2,936,700
Amedisys, Inc.*	98,520	5,192,989
Centene Corp.*	32,500	3,278,600
DaVita, Inc.*	30,000	2,167,500
HealthSouth Corp.	72,500	3,582,225
Tivity Health, Inc.* (a)	161,500	5,902,825
WellCare Health Plans, Inc.*	19,700	3,961,867

		27,022,706

Health Care Technology 0.3%
Veeva Systems, Inc., Class A* (a)	60,000	3,316,800

Hotels, Restaurants & Leisure 4.7%
Aramark	112,500	4,808,250
Hilton Grand Vacations, Inc.*	209,300	8,780,135
MGM Resorts International	135,000	4,507,650
Red Rock Resorts, Inc., Class A	80,000	2,699,200
Six Flags Entertainment Corp. (a)	118,150	7,865,246
Vail Resorts, Inc.	58,300	12,387,000
Wingstop, Inc. (a)	95,914	3,738,728

		44,786,209

Industrial Conglomerates 0.8%
Roper Technologies, Inc.	30,000	7,770,000

Insurance 0.4%
Assurant, Inc.	35,000	3,529,400

Internet Software & Services 4.5%
Box, Inc., Class A*	401,300	8,475,456
CoStar Group, Inc.*	30,000	8,908,500
Envestnet, Inc.*	83,800	4,177,430
Etsy, Inc.*	180,500	3,691,225
LogMeIn, Inc.	112,800	12,915,600
Match Group, Inc.* (a)	176,000	5,510,560

		43,678,771

IT Services 8.3%
Black Knight, Inc.*	166,100	7,333,315
DXC Technology Co.	50,000	4,745,000
EPAM Systems, Inc.*	81,556	8,761,561
Euronet Worldwide, Inc.* (a)	136,334	11,488,866
Fiserv, Inc.*	20,000	2,622,600

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
IT Services (continued)
Gartner, Inc.*	72,400	$8,916,060
Global Payments, Inc.	70,000	7,016,800
Square, Inc., Class A*	70,000	2,426,900
Switch, Inc., Class A (a)	245,178	4,459,788
Total System Services, Inc.	132,800	10,503,152
WEX, Inc.*	87,500	12,357,624

		80,631,666

Life Sciences Tools & Services 1.7%
Bio-Rad Laboratories, Inc., Class A*	46,700	11,145,889
PRA Health Sciences, Inc.*	59,000	5,373,130

		16,519,019

Machinery 4.2%
Fortive Corp.	80,000	5,788,000
Gardner Denver Holdings, Inc.*	130,000	4,410,900
IDEX Corp.	47,500	6,268,575
John Bean Technologies Corp.	61,850	6,852,980
Milacron Holdings Corp.*	160,000	3,062,400
Nordson Corp.	50,200	7,349,280
Stanley Black & Decker, Inc.	37,500	6,363,375

		40,095,510

Media 0.6%
Cinemark Holdings, Inc.	166,680	5,803,798

Multiline Retail 0.5%
Dollar Tree, Inc.*	42,500	4,560,675

Oil, Gas & Consumable Fuels 1.8%
Concho Resources, Inc.*	37,500	5,633,250
Diamondback Energy, Inc.*	90,100	11,375,125

		17,008,375

Pharmaceuticals 2.0%
Aerie Pharmaceuticals, Inc.* (a)	51,000	3,047,250
Jazz Pharmaceuticals plc*	24,500	3,298,925
MyoKardia, Inc.*	40,780	1,716,838
Nektar Therapeutics*	52,500	3,135,300
Zoetis, Inc.	110,000	7,924,400

		19,122,713

Professional Services 1.4%
TransUnion*	148,612	8,167,716
WageWorks, Inc.*	85,000	5,270,000

		13,437,716

Road & Rail 0.9%
JB Hunt Transport Services, Inc.	35,000	4,024,300
Old Dominion Freight Line, Inc.	35,000	4,604,250

		8,628,550

Semiconductors & Semiconductor Equipment 3.5%
Lam Research Corp. (a)	30,000	5,522,100
Microchip Technology, Inc. (a)	70,000	6,151,600
MKS Instruments, Inc.	69,200	6,539,400
Monolithic Power Systems, Inc.	57,500	6,460,700
Teradyne, Inc.	220,300	9,223,961

		33,897,761

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Software 6.6%
Autodesk, Inc.*	35,000	$3,669,050
Electronic Arts, Inc.*	37,500	3,939,750
Ellie Mae, Inc.* (a)	47,162	4,216,283
Proofpoint, Inc.* (a)	143,502	12,744,412
ServiceNow, Inc.*	50,000	6,519,500
Take-Two Interactive Software, Inc.*	195,900	21,505,901
Tyler Technologies, Inc.* (a)	15,000	2,655,750
Ultimate Software Group, Inc. (The)* (a)	39,300	8,576,439

		63,827,085

Specialty Retail 2.8%
Burlington Stores, Inc.* (a)	123,959	15,250,676
Five Below, Inc.*	72,500	4,808,200
Ross Stores, Inc.	82,500	6,620,625

		26,679,501

Technology Hardware, Storage & Peripherals 0.6%
NCR Corp.* (a)	179,400	6,097,806

Thrifts & Mortgage Finance 0.5%
Radian Group, Inc.	227,300	4,684,653

Trading Companies & Distributors 2.5%
SiteOne Landscape Supply, Inc.*	118,360	9,078,212
United Rentals, Inc.*	30,000	5,157,300
Univar, Inc.*	315,797	9,777,075

		24,012,587

Water Utilities 0.6%
Evoqua Water Technologies Corp.* (a)	233,641	5,539,628

		907,600,869

Total Common Stocks (cost $713,872,519)		952,014,500

Exchange Traded Fund 0.4%
UNITED STATES 0.4%
iShares Russell Mid-Cap Growth ETF (a)	30,000	3,619,200

Total Exchange Traded Fund (cost $3,404,011)		3,619,200

Repurchase Agreements 3.7%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $5,392,967, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $5,499,958. (b)(c)	$5,392,116	5,392,116

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $15,002,334, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $15,300,003. (b)(c)	$15,000,000	$15,000,000
RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $15,003,938, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $15,300,175. (b)(c)	15,000,000	15,000,000

Total Repurchase Agreements (cost $35,392,116)		35,392,116

Total Investments (cost $752,668,646) — 102.9%		991,025,816

Liabilities in excess of other assets — (2.9)%		(28,320,074)

NET ASSETS — 100.0%		$962,705,742

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $49,187,314, which was collateralized by cash used to purchase repurchase agreements with a total value of $35,392,116 and by $15,333,285 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.00% and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $50,725,401.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $35,392,116.

(c)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investment securities, at value* (cost $717,276,530)	$955,633,700
Repurchase agreements, at value (cost $35,392,116)	35,392,116
Cash	5,877,670
Interest and dividends receivable	314,812
Security lending income receivable	22,682
Receivable for investments sold	2,186,755
Receivable for capital shares issued	314,149
Prepaid expenses	1,404

Total Assets	999,743,288

Liabilities:
Payable for investments purchased	683,334
Payable for capital shares redeemed	221,521
Payable upon return of securities loaned (Note 2)	35,392,116
Accrued expenses and other payables:
Investment advisory fees	586,967
Fund administration fees	34,801
Distribution fees	29,693
Administrative servicing fees	35,177
Accounting and transfer agent fees	356
Trustee fees	156
Custodian fees	4,716
Compliance program costs (Note 3)	922
Professional fees	20,021
Printing fees	22,036
Other	5,730

Total Liabilities	37,037,546

Net Assets	$962,705,742

Represented by:
Capital	$601,070,042
Accumulated net realized gains from investment securities	123,278,530
Net unrealized appreciation/(depreciation) in investment securities	238,357,170

Net Assets	$962,705,742

17

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager Mid Cap Growth Fund
Net Assets:
Class I Shares	$403,331,203
Class II Shares	140,853,847
Class Y Shares	418,520,692

Total	$962,705,742

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	32,790,094
Class II Shares	11,917,589
Class Y Shares	33,631,054

Total	78,338,737

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$12.30
Class II Shares	$11.82
Class Y Shares	$12.44

*	Includes value of securities on loan of $49,187,314 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$4,627,975
Income from securities lending (Note 2)	298,095
Interest income	168,408
Foreign tax withholding	(24,881)

Total Income	5,069,597

EXPENSES:
Investment advisory fees	6,830,473
Fund administration fees	298,198
Distribution fees Class II Shares	315,330
Administrative servicing fees Class I Shares	269,852
Administrative servicing fees Class II Shares	88,293
Professional fees	58,414
Printing fees	41,862
Trustee fees	27,723
Custodian fees	33,056
Accounting and transfer agent fees	1,977
Compliance program costs (Note 3)	3,725
Other	16,339

Total expenses before fees waived	7,985,242

Investment advisory fees waived (Note 3)	(264,114)

Net Expenses	7,721,128

NET INVESTMENT LOSS	(2,651,531)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	126,970,418
Net change in unrealized appreciation/depreciation in the value of investment securities	97,923,229

Net realized/unrealized gains	224,893,647

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$222,242,116

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$(2,651,531)	$(1,040,034)
Net realized gains	126,970,418	45,549,139
Net change in unrealized appreciation/depreciation	97,923,229	6,784,718

Change in net assets resulting from operations	222,242,116	51,293,823

Distributions to Shareholders From:
Net realized gains:
Class I	(19,083,022)	(41,038,373)
Class II	(6,717,634)	(14,085,360)
Class Y	(20,351,651)	(40,261,548)

Change in net assets from shareholder distributions	(46,152,307)	(95,385,281)

Change in net assets from capital transactions	(56,255,308)	24,227,916

Change in net assets	119,834,501	(19,863,542)

Net Assets:
Beginning of year	842,871,241	862,734,783

End of year	$962,705,742	$842,871,241

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,536,558	$5,760,037
Dividends reinvested	19,083,022	41,038,373
Cost of shares redeemed	(60,332,632)	(46,805,162)

Total Class I Shares	(33,713,052)	(6,752)

Class II Shares
Proceeds from shares issued	21,902,817	8,504,710
Dividends reinvested	6,717,634	14,085,359
Cost of shares redeemed	(25,685,142)	(34,766,275)

Total Class II Shares	2,935,309	(12,176,206)

Class Y Shares
Proceeds from shares issued	34,865,919	19,112,020
Dividends reinvested	20,351,651	40,261,548
Cost of shares redeemed	(80,695,135)	(22,962,694)

Total Class Y Shares	(25,477,565)	36,410,874

Change in net assets from capital transactions	$(56,255,308)	$24,227,916

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	653,379	568,629
Reinvested	1,713,018	4,209,064
Redeemed	(5,277,541)	(4,551,705)

Total Class I Shares	(2,911,144)	225,988

Class II Shares
Issued	1,981,141	845,238
Reinvested	626,645	1,495,261
Redeemed	(2,356,502)	(3,516,469)

Total Class II Shares	251,284	(1,175,970)

Class Y Shares
Issued	3,046,776	1,830,805
Reinvested	1,805,825	4,087,467
Redeemed	(7,038,454)	(2,108,006)

Total Class Y Shares	(2,185,853)	3,810,266

Total change in shares	(4,845,713)	2,860,284

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$10.14	(0.03)	2.78	2.75	(0.59)	(0.59)	$12.30	27.74%		$403,331,203	0.84%	(0.29%	)	0.87%	63.12%
Year Ended December 31, 2016	$10.75	(0.01)	0.65	0.64	(1.25)	(1.25)	$10.14	6.47%		$361,892,264	0.85%	(0.12%	)	0.88%	64.33%
Year Ended December 31, 2015	$12.58	(0.05)	0.12	0.07	(1.90)	(1.90)	$10.75	(0.18%	)	$381,468,595	0.85%	(0.40%	)	0.88%	71.39%
Year Ended December 31, 2014	$13.76	(0.05)	0.56	0.51	(1.69)	(1.69)	$12.58	4.04%		$413,817,883	0.84%	(0.37%	)	0.87%	70.02%
Year Ended December 31, 2013	$10.64	(0.04)	4.10	4.06	(0.94)	(0.94)	$13.76	38.94%		$450,532,901	0.85%	(0.30%	)	0.88%	66.14%

Class II Shares
Year Ended December 31, 2017	$9.78	(0.06)	2.69	2.63	(0.59)	(0.59)	$11.82	27.52%		$140,853,847	1.09%	(0.54%	)	1.12%	63.12%
Year Ended December 31, 2016	$10.45	(0.04)	0.62	0.58	(1.25)	(1.25)	$9.78	6.06%		$114,138,973	1.10%	(0.37%	)	1.13%	64.33%
Year Ended December 31, 2015	$12.30	(0.08)	0.13	0.05	(1.90)	(1.90)	$10.45	(0.35%	)	$134,154,427	1.09%	(0.64%	)	1.12%	71.39%
Year Ended December 31, 2014	$13.53	(0.08)	0.54	0.46	(1.69)	(1.69)	$12.30	3.72%		$134,689,916	1.09%	(0.62%	)	1.12%	70.02%
Year Ended December 31, 2013	$10.50	(0.07)	4.04	3.97	(0.94)	(0.94)	$13.53	38.60%		$145,700,915	1.10%	(0.55%	)	1.13%	66.14%

Class Y Shares
Year Ended December 31, 2017	$10.24	(0.03)	2.82	2.79	(0.59)	(0.59)	$12.44	27.85%		$418,520,692	0.77%	(0.22%	)	0.80%	63.12%
Year Ended December 31, 2016	$10.84	–	0.65	0.65	(1.25)	(1.25)	$10.24	6.40%	(e)	$366,840,004	0.78%	(0.05%	)	0.81%	64.33%
Year Ended December 31, 2015	$12.66	(0.04)	0.12	0.08	(1.90)	(1.90)	$10.84	(0.10%	)(e)	$347,111,761	0.77%	(0.33%	)	0.80%	71.39%
Year Ended December 31, 2014	$13.83	(0.04)	0.56	0.52	(1.69)	(1.69)	$12.66	4.09%		$420,252,969	0.77%	(0.29%	)	0.80%	70.02%
Year Ended December 31, 2013	$10.69	(0.03)	4.11	4.08	(0.94)	(0.94)	$13.83	38.95%		$389,844,994	0.78%	(0.23%	)	0.81%	66.14%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to

24

Notes to Financial Statements (Continued)

December 31, 2017

establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$952,014,500	$—	$—	$952,014,500
Exchange Traded Fund	3,619,200	—	—	3,619,200
Repurchase Agreements	—	35,392,116	—	35,392,116
Total	$955,633,700	$35,392,116	$—	$991,025,816

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount

25

Notes to Financial Statements (Continued)

December 31, 2017

actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $35,392,116, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the

26

Notes to Financial Statements (Continued)

December 31, 2017

Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

27

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$5,392,116	$—	$5,392,116	$(5,392,116)	$—
Nomura Securities International, Inc.	15,000,000	—	15,000,000	(15,000,000)	—
RBS Securities, Inc.	15,000,000	—	15,000,000	(15,000,000)	—
Total	$35,392,116	$—	$35,392,116	$(35,392,116)	$—
*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

28

Notes to Financial Statements (Continued)

December 31, 2017

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to net operating loss netting to short-term gains and investments in passive foreign investment companies (“PFICs”). These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities
$(98,335)	$2,651,531	$(2,553,196)

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

29

Notes to Financial Statements (Continued)

December 31, 2017

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Management LLC
Wells Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

The Trust and NFA have entered into a written contract waiving 0.029% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $264,114, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.72%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.82% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the

30

Notes to Financial Statements (Continued)

December 31, 2017

Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $298,198 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $3,725.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing

31

Notes to Financial Statements (Continued)

December 31, 2017

shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.07% and 0.07% for Class I and Class II shares, respectively, for a total amount of $358,145.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $561,593,622 and sales of $655,085,962 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain

32

Notes to Financial Statements (Continued)

December 31, 2017

countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $62,951 of brokerage commissions.

33

Notes to Financial Statements (Continued)

December 31, 2017

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$46,152,307	$46,152,307	$—	$46,152,307

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$95,385,281	$95,385,281	$—	$95,385,281

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$16,651,006	$107,268,676	$123,919,682	$—	$237,716,018	$361,635,700

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$753,309,798	$250,261,945	$(12,545,927)	$237,716,018

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Mid Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

35

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund designates $46,152,307 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

36

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

37

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

39

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

40

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

41

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

42

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

43

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

44

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

45

Annual Report

December 31, 2017

NVIT Multi-Manager Mid Cap Value Fund

AR-MM-MCV 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Mid Cap Value Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager Mid Cap Value Fund (Class Y) returned 14.08% versus 13.34% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Value Funds (consisting of 17 funds as of December 31, 2017) was 12.91% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: American Century Investment Management, Inc.; Thompson, Siegel & Walmsley LLC; and WEDGE Capital Management, L.L.P.

The following commentary is provided by American Century Investment Management, Inc.

Upbeat earnings reports, improving growth prospects and prospects for tax reform drove most U.S. equity indexes higher. Mid-capitalization stocks, as measured by the Russell family of indexes, outperformed small-caps but underperformed large-caps. The outperformance of growth versus value also was pronounced in 2017. This created headwinds for our approach to value investing as quality and value factors are key determinants of our performance over time.

Information Technology and Materials stocks led the market. Robust earnings growth and a positive cycle for semiconductor stocks helped fuel gains in the Information Technology sector. Materials was another leading sector, boosted by optimism over the economic outlook. On the other hand, Telecommunication Services and Energy stocks declined.

Information Technology holdings outperformed. Portfolio holdings in the semiconductors industry, including Applied Materials, Lam Research and Teradyne, turned in particularly strong performance due to continued robust demand trends.

Key contributors to the performance of the Fund’s sleeve were Applied Materials, Lam Research and Teradyne.

Semiconductor company Applied Materials rose on strong revenue and earnings performance, healthy guidance and continued market share gains. (This position was held the entire period and added to.)

Another contributor, Lam Research, is a global supplier of semiconductor manufacturing equipment and services. The company reported better-than-expected sales and earnings for its June and September 2017 quarters, and it raised guidance for the fourth quarter. Lam continued to benefit from strong demand, particularly from makers of memory chips. (This position was held the entire period and trimmed back.)

Semiconductor equipment supplier Teradyne was another top contributor. The company’s second- and third-quarter earnings and revenues exceeded expectations. The company also provided healthy guidance for the fourth quarter. Like Applied Materials and Lam Research, Teradyne has continued to benefit from strong demand. (This position was held the entire period and trimmed back.) Energy stocks detracted. Underperformance relative to the Fund’s benchmark index was driven in part by a portfolio overweight and stock selection in the energy sector. Oil prices declined and energy stocks generally sold off in the first half of the calendar year due to concerns about increased oil supply in 2018 and increased capital expenditures within the sector. While energy stocks recovered some ground in the fourth quarter as oil prices rose, they were detractors for the calendar year overall. Within the portfolio, Anadarko Petroleum was a top detractor.

4

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

The Real Estate sector boosted relative returns. The portfolio remained underweight in real estate due to high valuations throughout the sector. This underweight aided relative performance as the sector underperformed the broader market. Security selection in real estate also positively affected results. American Tower, an owner and operator of wireless communications towers, performed particularly well.

Consumer Discretionary holdings also weighed on relative performance. Stock selection in Consumer Discretionary dampened the portfolio’s relative performance, due largely to an overweight position in automotive and accessories retailer Advance Auto Parts, a prominent detractor.

Key detractors from the performance of the Fund’s sleeve were Advance Auto Parts, Anadarko Petroleum and Mattel.

Retailer Advance Auto Parts sold lower due to weaker-than-expected earnings growth and reduced 2017 guidance. The stock also was pressured from concerns that Amazon could take market share away from its brick-and-mortar stores. Despite these headwinds, we believe margins will improve and that our investment thesis remains intact. As a result, we held onto the position. (This position was held the entire period and trimmed back.)

Energy holding Anadarko Petroleum declined in the first half of the reporting period due to weaker oil prices and a rising service cost environment, which led to concerns about lower margins/returns on capital. Given the diversification in Anadarko Petroleum’s production profile (onshore and offshore assets in multiple basins), we believe the company will be more insulated against cost inflation relative to its peers. For this reason, we held onto the stock, which recovered some ground in the fourth quarter as oil prices improved. (This position was held the entire period and trimmed back.)

The stock of Mattel declined after the toy company missed its quarterly estimates because of margin pressures from excess inventory. Third-quarter revenues also fell sharply after Toys “R” Us, one of Mattel’s largest customers, unexpectedly filed for bankruptcy. Due to its financial pressures, Mattell suspended its dividend payment. We decided to liquidate the stock. (This position was exited during the period.)

currency hedge contracts to offset the inherent currency risk of holding foreign securities in the portfolio. Exposure to derivatives did not have a material effect on performance in the period.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; Kevin Toney, CFA; and Brian Woglom, CFA

Subadviser:

American Century Investment Management, Inc.

The following commentary is provided by Thompson, Siegel & Walmsley LLC

Within the Russell Midcap Value Index, there was broad-based sector strength across the board during the reporting period, with only Energy posting a decline. In aggregate, the market generally rewarded more cyclical sectors, with Technology, Materials & Processing, and Producer Durables leading the way, all returning more than 20%.

From August through the beginning of November, the market was clearly driven by factors such as beta, low quality and momentum, and the Fund’s sleeve underperformed the benchmark. However, outside of this period, we experienced consistent alpha generation, having outperformed the benchmark during the first seven months of the year and the last two months of the year.

No derivatives were used in the Fund’s sleeve.

Top 3 Contributors:

1)	Financial Services: In Financial Services, commercial and residential mortgage provider Fidelity National Financial was the top performer for the year. Fidelity moved higher based on a strong housing market with improved title orders and margins, while also benefiting from spinning off its mortgage software business. Insurance company Progressive Corporation was another standout as topline growth and underwriting margins continued to surprise to the upside.

5

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

2)	Energy: The primary contributors to Energy during the period were utility-scale solar power provider First Solar and natural gas producer Rice Energy. First Solar benefited from the announcement of potential price dumping duties on imported solar panels, while Rice Energy was acquired by EQT Corporation.

3)	Consumer Staples: In Consumer Staples, our two largest contributors were organic grocer Whole Foods Market and food service distributor US Foods. Whole Foods was acquired during the period by online retailer Amazon, Inc. while US Foods continues to execute well on its cost-cutting opportunities and further penetration in the food distribution industry.

Top 3 Detractors:

1)	Consumer Discretionary: The primary detractors were Advance Auto Parts, the largest retailer of automotive replacement parts and accessories, and watch retailer Fossil Group. Advance Auto Parts posted disappointing results as higher-than-expected investment spending coupled with disappointing sales figures weighed on shares. We continue to hold the stock in the Fund, given our belief that the industry is not nearly as threatened by Amazon as the market has priced in. We feel that the stock should move higher, based on new management’s initiatives to optimize the supply chain. Fossil Group continued to struggle in 2017 from industry headwinds in the traditional watch space as overall demand remains weak. We have since sold the Fund’s position in the company due to a declining risk/reward outlook.

2)	Producer Durables: Alaska Air Group sold off along with the broader airline group as higher fuel costs and increased competitive pressures weighed on the industry. We continue to hold the stock in the Fund as the underlying fundamentals and long-term competitive positioning has not changed. Stericycle, a waste management business, was pressured as poor earnings results and pricing pressure in the company’s domestic regulated medical waste business negatively affected shares. We continue to hold the stock in the Fund as we believe Stericycle has scale as the largest domestic provider of regulated waste management and should be able to take share from smaller players facing higher regulatory costs.
3)	Utilities: The top detractors from the Fund for the period were SCANA Corporation and AES Corporation. South Carolina’s largest electric utility, SCANA Corporation, faced pressure as the company’s abandoned nuclear power plant project has forced state regulators and investors to question who should ultimately bear the increased cost of utility rates. We continue to hold SCANA despite these concerns, as we believe that negative headlines have brought investors to price in a much worse scenario regarding rate cuts than is likely. AES Corporation, an electric utility headquartered in Virginia, performed poorly due largely to the negative impact from Hurricane Maria on its large power plant located in Puerto Rico, and cost overruns at a power project in Chile. We continue to hold the stock in the Fund as the company has strong cash flows, has been selling assets to de-lever and improve the balance sheet, and has optionality in its energy storage technology.

Portfolio Manager:

Brett P. Hawkins, CFA

Subadviser:

Thompson, Siegel & Walmsley LLC

The following commentary is provided by WEDGE Capital Management, L.L.P.

The S&P 500® Index was up 21.8% for the year and rose every month in 2017 for the first time on record. As of December 31, this Index had gone a record 282 trading days without a 3% correction and 381 trading days without a 5% correction. Additionally, the Dow Jones Industrial Average set a record by hitting 71 new highs in 2017. The winners in 2017 in the U.S. equity markets were larger and growth-oriented. According to the Russell style indexes, large-cap growth was up 30.2% and outperformed large-cap value by 16.5%. The trend was similar on the smaller end of the cap spectrum, with small-cap growth outperforming small-cap value by over 14% [22.2% vs. 7.8%]. Not surprisingly, growth-oriented sectors, including Technology, Health Care and Consumer Discretionary, led the way, while Telecommunications and Energy were among the laggards. Notably, the NASDAQ hit new highs throughout the year and returned 28.2% in 2017. Oddly, return for the Energy sector

6

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

was negative for the year even though oil prices were up.

In reflection, the largest legislative event for the year occurred at the end of December with the passage of the “Tax Cuts and Jobs Act.” While much attention was focused on the corporate tax reduction from 35% to 21%, individual tax cuts are expected to be even greater, particularly when measured in terms of the potential cumulative dollar impact to consumers. According to the Joint Committee on Taxation, the average tax rate is expected to be lower across all income brackets by calendar year 2019.

Given the overall equity market conditions in 2017, it is no surprise that mid-cap value stocks trailed mid-cap growth stocks but outperformed small-cap value stocks. The Russell Midcap Value Index posted its second consecutive positive calendar-year return. Fueled by optimism for future economic growth and a lower tax environment, investors gravitated toward the consumer-oriented parts of the market. Within the mid-cap value index, the Consumer Durables and Consumer Services sectors were up 30.7% and 24.8%, respectively, in the year. The Technology and Basic Materials sectors were not far behind, posting a 27.0% and 25.0% annual return, respectively.

Within the Consumer Durables sector, strong performance from home-builder DR Horton Inc. contributed significantly to the annual relative outperformance as the stock surged 89%. Dana Inc., which manufactures and distributes components and systems for the automotive and truck market, posted a 70% return in 2017. And finally, Delphi Automotive, which manufactures electronic components for automobiles, was up +58% on sound company fundamentals and the overall strength of the auto market. The Fund continues to own all three of these Consumer Durables stocks.

Favorable stock selection was further reflected within the Finance sector during the reporting period. Stock selection in both the Banks and Insurance sectors, highlighted by the performance of Ally Financial and Fidelity National Group, contributed to relative performance. Rounding out the top three sector contributors for the reporting period was the Consumer Services sector. Hospitality and hotel company Wyndham Worldwide was up 55% in the year, while the global cruise operator Royal Caribbean posted a 48% gain. While we sold Royal Caribbean at the end of the year based on valuation concerns, we trimmed the Fund’s exposure to Ally and continue to hold Fidelity National and Wyndham.

On the detractor side, stock selection within the Healthcare sector did not keep pace with the benchmark index’s sector performance. Mednax Inc., which we continue to own, was a significant laggard due to a decline in profit growth resulting from increased wage pressure. The Fund’s overweight and poor stock selection in the Energy sector hurt relative returns as the sector declined despite increases in oil prices. Weatherford International, which provides mechanical solutions and services to the oil and gas exploration and production industry, fell more than 16% in the year but demonstrated progress on the company turnaround. While frustrated with the stock price volatility, we continue to hold the company in the portfolio. And finally, the Fund’s lack of exposure to the Retail sector hurt Fund performance as the sector rallied late in the calendar year on renewed consumer confidence and better-than-expected holiday sales. While we continue to search for new Retail investment ideas, valuations across the sector appear stretched at this time.

As a long-only traditional value mid-cap manager, we do not own or utilize any type of derivatives in the management of the NVIT Multi-Manager Mid Cap Value Fund.

Going forward, the Federal Reserve’s interest rate hikes will begin to weigh on mid-cap stock valuations at some point, but the current “goldilocks” environment of above-trend growth and below-trend inflation could continue for a while longer. Signs of labor shortage and wage pressures could lead to higher inflation in 2018 and beyond. Perhaps a favorable outcome would be that economic growth continues to expand, inflation moves up at a slow pace, and the Federal Reserve raises rates in a disciplined and

7

Fund Commentary (cont.)	NVIT Multi-Manager Mid Cap Value Fund

measured fashion. We believe these steps would provide a good opportunity for continued market and economic support in this late-cycle bull market.

Portfolio Managers:

John Carr, John Norman and Brian Pratt, CFA

Subadviser:

WEDGE Capital Management, L.L.P.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Fund Overview	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation†

Common Stocks	96.1%
Repurchase Agreements	1.8%
Exchange Traded Fund	0.6%
Master Limited Partnership	0.1%
Forward Currency Contracts††	(0.0)%
Other assets in excess of liabilities	1.4%
100.0%

Top Holdings†††

Zimmer Biomet Holdings, Inc.	2.6%
EQT Corp.	2.1%
Ally Financial, Inc.	1.8%
Universal Health Services, Inc., Class B	1.7%
MEDNAX, Inc.	1.6%
AerCap Holdings NV	1.6%
TransDigm Group, Inc.	1.6%
FNF Group	1.4%
Great Plains Energy, Inc.	1.4%
Pinnacle West Capital Corp.	1.4%
Other Holdings*	82.8%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	7.1%
Health Care Providers & Services	7.0%
Equity Real Estate Investment Trusts (REITs)	6.9%
Insurance	6.8%
Banks	6.0%
Electric Utilities	5.9%
Health Care Equipment & Supplies	3.4%
Containers & Packaging	3.2%
Food Products	3.1%
Media	3.1%
Other Industries*	47.5%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

9

Fund Performance	NVIT Multi-Manager Mid Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	Inception[2]
Class I	13.95%	15.73%	10.52%
Class II	13.84%	15.60%	10.35%
Class Y	14.08%	15.88%	10.63%
Russell Midcap® Value Index	13.34%	14.68%	10.33%
CPI	2.11%	1.43%	1.48%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	0.95%	0.94%
Class II	1.06%	1.05%
Class Y	0.80%	0.79%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for the share class’ actual results.

10

Fund Performance (cont.)	NVIT Multi-Manager Mid Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Mid Cap Value Fund since inception through 12/31/17 versus performance of the Russell Midcap® Value Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

11

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Mid Cap Value Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,062.40	4.89	0.94
	Hypothetical	(b)(c)	1,000.00	1,020.47	4.79	0.94
Class II Shares	Actual	(b)	1,000.00	1,060.70	5.45	1.05
	Hypothetical	(b)(c)	1,000.00	1,019.91	5.35	1.05
Class Y Shares	Actual	(b)	1,000.00	1,062.20	4.11	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.22	4.02	0.79

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

12

Statement of Investments

December 31, 2017

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 96.1%

	Shares	Value

Aerospace & Defense 1.9%
Textron, Inc.	67,037	$3,793,624
TransDigm Group, Inc.	60,976	16,745,229

		20,538,853

Airlines 1.4%
Alaska Air Group, Inc.	89,417	6,573,044
JetBlue Airways Corp.*	198,800	4,441,192
United Continental Holdings, Inc.*	56,600	3,814,840

		14,829,076

Auto Components 1.9%
Aptiv plc	99,011	8,399,103
Dana, Inc.	341,200	10,921,812
Delphi Technologies plc*	29,866	1,567,069

		20,887,984

Automobiles 0.2%
Honda Motor Co. Ltd., ADR-JP	68,267	2,326,539

Banks 5.9%
Bank of Hawaii Corp.	28,209	2,417,511
BB&T Corp.	109,947	5,466,565
CIT Group, Inc.	279,800	13,774,554
Comerica, Inc.	10,514	912,720
Commerce Bancshares, Inc.	52,992	2,959,073
Cullen/Frost Bankers, Inc.	66,000	6,246,900
Fifth Third Bancorp	207,200	6,286,448
M&T Bank Corp.	24,955	4,267,056
PNC Financial Services Group, Inc. (The)	15,502	2,236,784
Signature Bank*	64,900	8,908,174
SunTrust Banks, Inc.	41,926	2,708,000
TCF Financial Corp.	188,821	3,870,831
UMB Financial Corp.	15,723	1,130,798
Westamerica Bancorporation (a)	53,866	3,207,720

		64,393,134

Beverages 0.3%
Dr Pepper Snapple Group, Inc.	30,538	2,964,018

Biotechnology 0.4%
United Therapeutics Corp.*	30,800	4,556,860

Building Products 0.8%
Johnson Controls International plc	219,508	8,365,450

Capital Markets 2.3%
Ameriprise Financial, Inc.	26,455	4,483,329
E*TRADE Financial Corp.*	81,900	4,059,783
Invesco Ltd.	162,218	5,927,446
Northern Trust Corp.	83,476	8,338,418
T. Rowe Price Group, Inc.	16,024	1,681,398

		24,490,374

Chemicals 2.4%
Ashland Global Holdings, Inc. (a)	144,100	10,259,920
Eastman Chemical Co.	92,600	8,578,464
Mosaic Co. (The)	72,600	1,862,916
PPG Industries, Inc.	43,700	5,105,034

		25,806,334

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies 2.2%
KAR Auction Services, Inc.	98,800	$4,990,388
Republic Services, Inc.	194,048	13,119,585
Stericycle, Inc.*	88,400	6,010,316

		24,120,289

Communications Equipment 0.5%
ARRIS International plc*	204,412	5,251,344

Consumer Finance 1.8%
Ally Financial, Inc.	664,100	19,365,156

Containers & Packaging 3.1%
Bemis Co., Inc.	46,229	2,209,284
Graphic Packaging Holding Co.	265,583	4,103,257
Owens-Illinois, Inc.*	405,300	8,985,501
Packaging Corp. of America	79,700	9,607,835
Sonoco Products Co.	61,707	3,279,110
WestRock Co.	89,933	5,684,665

		33,869,652

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.*	96,900	4,074,645
H&R Block, Inc.	189,300	4,963,446

		9,038,091

Diversified Financial Services 0.2%
Voya Financial, Inc.	49,600	2,453,712

Diversified Telecommunication Services 0.1%
CenturyLink, Inc.	44,696	745,529

Electric Utilities 5.8%
Alliant Energy Corp.	119,800	5,104,678
Edison International	37,301	2,358,915
Eversource Energy	23,104	1,459,711
FirstEnergy Corp.	313,000	9,584,060
Great Plains Energy, Inc.	477,400	15,391,376
PG&E Corp.	19,478	873,199
Pinnacle West Capital Corp.	180,687	15,390,919
PPL Corp.	270,200	8,362,690
Xcel Energy, Inc.	99,735	4,798,251

		63,323,799

Electrical Equipment 1.2%
Eaton Corp. plc	38,779	3,063,929
Emerson Electric Co.	65,313	4,551,663
Hubbell, Inc.	37,337	5,053,189

		12,668,781

Electronic Equipment, Instruments & Components 1.9%
Avnet, Inc.	130,800	5,182,296
Keysight Technologies, Inc.*	303,189	12,612,662
TE Connectivity Ltd.	33,586	3,192,014

		20,986,972

Energy Equipment & Services 2.4%
Baker Hughes a GE Co.	128,592	4,068,651
Halliburton Co.	41,531	2,029,620
Helmerich & Payne, Inc. (a)	35,664	2,305,321
National Oilwell Varco, Inc.	123,974	4,465,543

13

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Transocean Ltd.*	259,000	$2,766,120
Weatherford International plc* (a)	2,515,600	10,490,052

		26,125,307

Equity Real Estate Investment Trusts (REITs) 6.8%
American Tower Corp.	20,978	2,992,931
AvalonBay Communities, Inc.	53,200	9,491,412
Boston Properties, Inc.	14,764	1,919,763
Empire State Realty Trust, Inc., Class A	53,067	1,089,466
EPR Properties	150,900	9,877,914
Iron Mountain, Inc.	44,700	1,686,531
JBG SMITH Properties	116,300	4,039,099
Lamar Advertising Co., Class A	145,576	10,807,562
MGM Growth Properties LLC, Class A	285,905	8,334,131
Piedmont Office Realty Trust, Inc., Class A	126,267	2,476,096
Uniti Group, Inc.	300,000	5,337,000
VEREIT, Inc.	1,049,200	8,173,268
Weyerhaeuser Co.	212,044	7,476,671

		73,701,844

Food & Staples Retailing 1.7%
Casey’s General Stores, Inc. (a)	76,800	8,596,992
Sysco Corp.	73,587	4,468,939
US Foods Holding Corp.*	164,500	5,252,485

		18,318,416

Food Products 3.1%
Conagra Brands, Inc.	157,135	5,919,276
General Mills, Inc.	85,969	5,097,102
JM Smucker Co. (The)	22,309	2,771,670
Kellogg Co.	179,004	12,168,692
Mondelez International, Inc., Class A	99,348	4,252,094
Orkla ASA	316,265	3,352,703

		33,561,537

Gas Utilities 1.1%
Atmos Energy Corp.	22,650	1,945,408
Spire, Inc.	33,153	2,491,448
UGI Corp.	164,100	7,704,495

		12,141,351

Health Care Equipment & Supplies 3.4%
DENTSPLY SIRONA, Inc.	84,486	5,561,713
Koninklijke Philips NV	14,982	566,791
STERIS plc	29,714	2,599,084
Zimmer Biomet Holdings, Inc.	232,781	28,089,683

		36,817,271

Health Care Providers & Services 6.9%
AmerisourceBergen Corp.	54,200	4,976,644
Cardinal Health, Inc.	188,154	11,528,196
Express Scripts Holding Co.*	33,978	2,536,118
HCA Healthcare, Inc.*	39,395	3,460,457
Henry Schein, Inc.*	22,938	1,602,907
Laboratory Corp. of America Holdings*	33,000	5,263,830
LifePoint Health, Inc.*	74,418	3,706,016

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services (continued)
McKesson Corp.	17,911	$2,793,221
MEDNAX, Inc.*	325,400	17,389,376
Quest Diagnostics, Inc.	27,288	2,687,595
Universal Health Services, Inc., Class B	163,700	18,555,395

		74,499,755

Hotels, Restaurants & Leisure 1.5%
Royal Caribbean Cruises Ltd.	21,821	2,602,809
Wyndham Worldwide Corp.	113,900	13,197,593

		15,800,402

Household Durables 1.1%
DR Horton, Inc.	188,800	9,642,016
PulteGroup, Inc.	73,407	2,440,783

		12,082,799

Independent Power and Renewable Electricity Producers 0.7%
AES Corp.	723,400	7,834,422

Insurance 6.7%
Aflac, Inc.	23,335	2,048,346
Alleghany Corp.*	14,000	8,345,260
Allstate Corp. (The)	32,900	3,444,959
Arthur J Gallagher & Co.	33,575	2,124,626
Assurant, Inc.	66,900	6,746,196
Brown & Brown, Inc.	31,086	1,599,686
Chubb Ltd.	32,406	4,735,489
FNF Group	393,000	15,421,320
Loews Corp.	118,000	5,903,540
Markel Corp.*	3,000	3,417,390
ProAssurance Corp.	24,502	1,400,289
Progressive Corp. (The)	123,200	6,938,624
Reinsurance Group of America, Inc.	15,369	2,396,488
Torchmark Corp.	12,762	1,157,641
Travelers Cos., Inc. (The)	6,472	877,862
Unum Group	23,959	1,315,109
Willis Towers Watson plc	33,127	4,991,908

		72,864,733

Internet & Direct Marketing Retail 0.5%
Liberty Expedia Holdings, Inc., Class A*	76,080	3,372,626
Liberty Interactive Corp. QVC Group, Class A*	67,600	1,650,792

		5,023,418

IT Services 2.8%
Alliance Data Systems Corp.	35,500	8,998,540
Convergys Corp. (a)	65,697	1,543,880
CSRA, Inc.	124,900	3,737,008
DXC Technology Co.	95,000	9,015,500
FleetCor Technologies, Inc.*	9,300	1,789,599
MAXIMUS, Inc.	29,400	2,104,452
Western Union Co. (The)	181,400	3,448,414

		30,637,393

Machinery 1.9%
Cummins, Inc.	13,216	2,334,474
Dover Corp.	122,710	12,392,483

14

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Ingersoll-Rand plc	33,348	$2,974,308
PACCAR, Inc.	20,389	1,449,250
Parker-Hannifin Corp.	4,736	945,211

		20,095,726

Media 3.1%
AMC Networks, Inc., Class A*	95,400	5,159,232
Discovery Communications, Inc., Class C*	264,300	5,595,231
DISH Network Corp., Class A*	122,500	5,849,375
Liberty Media Corp.-Liberty SiriusXM, Class C*	63,700	2,526,342
Madison Square Garden Co. (The), Class A*	16,433	3,464,898
News Corp., Class A	314,200	5,093,182
Viacom, Inc., Class B	187,600	5,779,956

		33,468,216

Mortgage Real Estate Investment Trusts (REITs) 1.1%
Annaly Capital Management, Inc.	658,900	7,834,321
MFA Financial, Inc.	575,100	4,554,792

		12,389,113

Multiline Retail 0.2%
Target Corp.	39,139	2,553,820

Multi-Utilities 1.2%
Ameren Corp.	26,868	1,584,943
NorthWestern Corp.	56,501	3,373,110
SCANA Corp.	135,500	5,390,190
WEC Energy Group, Inc.	37,200	2,471,196

		12,819,439

Oil, Gas & Consumable Fuels 6.9%
Anadarko Petroleum Corp.	62,253	3,339,251
Antero Resources Corp.*	377,800	7,178,200
Cimarex Energy Co.	15,019	1,832,468
Devon Energy Corp.	72,954	3,020,295
EQT Corp.	393,489	22,397,394
Imperial Oil Ltd.	172,878	5,395,389
Marathon Petroleum Corp.	41,670	2,749,387
Murphy Oil Corp. (a)	464,473	14,421,887
Noble Energy, Inc.	154,219	4,493,942
Occidental Petroleum Corp.	45,117	3,323,318
Range Resources Corp.	380,400	6,489,624

		74,641,155

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A*	57,600	2,494,656

Road & Rail 0.4%
Heartland Express, Inc.	139,219	3,249,371
Norfolk Southern Corp.	10,025	1,452,623

		4,701,994

Semiconductors & Semiconductor Equipment 2.4%
Applied Materials, Inc.	69,575	3,556,674
Lam Research Corp.	11,519	2,120,302
Marvell Technology Group Ltd.	566,000	12,152,020

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products, Inc.	85,012	$4,444,428
Teradyne, Inc.	75,214	3,149,210

		25,422,634

Software 1.1%
CA, Inc.	77,000	2,562,560
Dell Technologies, Inc., Class V*	57,400	4,665,472
Open Text Corp.	122,500	4,369,575

		11,597,607

Specialty Retail 1.3%
Advance Auto Parts, Inc.	103,091	10,277,142
Bed Bath & Beyond, Inc.	173,100	3,806,469

		14,083,611

Technology Hardware, Storage & Peripherals 0.4%
Western Digital Corp.	55,500	4,413,915

Thrifts & Mortgage Finance 0.2%
Capitol Federal Financial, Inc.	196,637	2,636,902

Trading Companies & Distributors 1.9%
AerCap Holdings NV*	320,300	16,850,983
MSC Industrial Direct Co., Inc., Class A	36,560	3,533,890

		20,384,873

Total Common Stocks (cost $898,708,364)		1,042,094,256

Exchange Traded Fund 0.6%
Exchange Traded Fund 0.6%
iShares Russell Mid-Cap Value ETF	71,183	6,345,964

Total Exchange Traded Fund (cost $6,041,427)		6,345,964

Master Limited Partnership 0.1%
Oil, Gas & Consumable Fuels 0.1%
Spectra Energy Partners LP	44,442	1,757,236

Total Master Limited Partnership (cost $1,987,976)		1,757,236

Repurchase Agreements 1.8%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $8,149,725, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $8,311,407. (b)(c)	$8,148,439	8,148,439

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $6,000,934, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $6,120,001. (b)(c)	$6,000,000	$6,000,000
RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $5,001,313, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $5,100,058. (b)(c)	5,000,000	5,000,000

Total Repurchase Agreements (cost $19,148,439)		$19,148,439

Total Investments (cost $925,886,206) — 98.6%		1,069,345,895

Other assets in excess of liabilities — 1.4%		14,753,917

NET ASSETS — 100.0%		$1,084,099,812

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $21,571,276. which was collateralized by cash used to purchase repurchase agreements with a total value of $19,148,439 and by $2,925,743 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.00%, and maturity dates ranging from 1/11/2018 - 8/15/2046, a total value of $22,074,182.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $19,148,439.

(c)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ETF	Exchange Traded Fund

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

JP	Japan

REIT	Real Estate Investment Trust

Forward foreign currency contracts outstanding as of December 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
NOK	869,652	USD	104,751	JPMorgan Chase Bank	3/28/2018	1,416
USD	143,098	CAD	179,274	Morgan Stanley Co., Inc.	3/29/2018	319
USD	1,459,732	JPY	163,387,772	Credit Suisse International	3/30/2018	3,076

Total unrealized appreciation						4,811

USD	2,863,519	NOK	23,932,143	JPMorgan Chase Bank	3/28/2018	(58,129)
USD	4,335,263	CAD	5,570,734	Morgan Stanley Co., Inc.	3/29/2018	(101,431)
USD	490,682	EUR	414,196	UBS AG	3/29/2018	(8,881)

Total unrealized depreciation						(168,441)

Net unrealized depreciation						(163,630)

Currency:

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

NOK	Norwegian Krone

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager Mid Cap Value Fund
Assets:
Investment securities, at value* (cost $906,737,767)	$1,050,197,456
Repurchase agreements, at value (cost $19,148,439)	19,148,439
Cash	31,152,190
Interest and dividends receivable	2,533,836
Security lending income receivable	4,504
Receivable for investments sold	6,663,885
Receivable for capital shares issued	78,827
Unrealized appreciation on forward foreign currency contracts (Note 2)	4,811
Prepaid expenses	1,773

Total Assets	1,109,785,721

Liabilities:
Payable for investments purchased	5,015,078
Payable for capital shares redeemed	488,468
Unrealized depreciation on forward foreign currency contracts (Note 2)	168,441
Payable upon return of securities loaned (Note 2)	19,148,439
Accrued expenses and other payables:
Investment advisory fees	676,978
Fund administration fees	39,370
Distribution fees	89,655
Administrative servicing fees	5,229
Accounting and transfer agent fees	63
Trustee fees	174
Custodian fees	6,996
Compliance program costs (Note 3)	1,036
Professional fees	20,391
Printing fees	20,552
Other	5,039

Total Liabilities	25,685,909

Net Assets	$1,084,099,812

Represented by:
Capital	$867,769,970
Accumulated undistributed net investment income	2,615,181
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	70,418,069
Net unrealized appreciation/(depreciation) in investment securities	143,459,689
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(163,630)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	533

Net Assets	$1,084,099,812

17

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager Mid Cap Value Fund
Net Assets:
Class I Shares	$14,532,915
Class II Shares	422,678,972
Class Y Shares	646,887,925

Total	$1,084,099,812

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,286,311
Class II Shares	37,237,183
Class Y Shares	56,829,994

Total	95,353,488

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.30
Class II Shares	$11.35
Class Y Shares	$11.38

*	Includes value of securities on loan of $21,571,276 (Note 2).

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$22,889,647
Interest income	273,577
Income from securities lending (Note 2)	91,736
Foreign tax withholding	(92,304)

Total Income	23,162,656

EXPENSES:
Investment advisory fees	8,039,559
Fund administration fees	347,424
Distribution fees Class II Shares	1,049,721
Administrative servicing fees Class I Shares	15,903
Administrative servicing fees Class II Shares	41,993
Professional fees	65,830
Printing fees	40,700
Trustee fees	32,292
Custodian fees	40,525
Accounting and transfer agent fees	2,229
Compliance program costs (Note 3)	4,389
Other	20,637

Total expenses before fees waived	9,701,202

Investment advisory fees waived (Note 3)	(139,608)

Net Expenses	9,561,594

NET INVESTMENT INCOME	13,601,062

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	94,934,062
Settlement of forward foreign currency contracts (Note 2)	(362,924)
Foreign currency transactions (Note 2)	(1,204)

Net realized gains	94,569,934

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	34,049,439
Forward foreign currency contracts (Note 2)	(115,340)
Translation of assets and liabilities denominated in foreign currencies	151

Net change in unrealized appreciation/depreciation	33,934,250

Net realized/unrealized gains	128,504,184

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$142,105,246

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$13,601,062	$14,219,287
Net realized gains	94,569,934	49,886,827
Net change in unrealized appreciation/depreciation	33,934,250	109,965,642

Change in net assets resulting from operations	142,105,246	174,071,756

Distributions to Shareholders From:
Net investment income:
Class I	(163,683)	(91,101)
Class II	(4,615,434)	(5,558,973)
Class Y	(8,706,587)	(10,455,595)
Net realized gains:
Class I	(651,257)	(425,860)
Class II	(21,469,751)	(35,584,595)
Class Y	(32,650,095)	(55,735,342)

Change in net assets from shareholder distributions	(68,256,807)	(107,851,466)

Change in net assets from capital transactions	(87,280,724)	(15,813,283)

Change in net assets	(13,432,285)	50,407,007

Net Assets:
Beginning of year	1,097,532,097	1,047,125,090

End of year	$1,084,099,812	$1,097,532,097

Accumulated undistributed net investment income at end of year	$2,615,181	$3,295,859

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$10,125,103	$4,080,596
Dividends reinvested	814,940	516,961
Cost of shares redeemed	(4,000,915)	(708,672)

Total Class I Shares	6,939,128	3,888,885

Class II Shares
Proceeds from shares issued	10,512,324	18,393,636
Dividends reinvested	26,085,185	41,143,568
Cost of shares redeemed	(63,959,044)	(68,283,724)

Total Class II Shares	(27,361,535)	(8,746,520)

Class Y Shares
Proceeds from shares issued	12,528,785	8,779,700
Dividends reinvested	41,356,682	66,190,937
Cost of shares redeemed	(120,743,784)	(85,926,285)

Total Class Y Shares	(66,858,317)	(10,955,648)

Change in net assets from capital transactions	$(87,280,724)	$(15,813,283)

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	907,806	388,593
Reinvested	76,640	51,422
Redeemed	(356,048)	(68,528)

Total Class I Shares	628,398	371,487

Class II Shares
Issued	953,245	1,773,129
Reinvested	2,449,155	4,093,240
Redeemed	(5,747,180)	(6,605,901)

Total Class II Shares	(2,344,780)	(739,532)

Class Y Shares
Issued	1,117,415	861,476
Reinvested	3,858,120	6,548,047
Redeemed	(10,781,781)	(8,099,738)

Total Class Y Shares	(5,806,246)	(690,215)

Total change in shares	(7,522,628)	(1,058,260)

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$10.61	0.15	1.28	1.43	(0.14)	(0.60)	(0.74)	$11.30	13.95%		$14,532,915	0.94%	1.33%	0.95%	52.09%
Year Ended December 31, 2016	$10.03	0.15	1.55	1.70	(0.16)	(0.96)	(1.12)	$10.61	17.72%		$6,979,976	0.94%	1.42%	0.95%	58.02%
Year Ended December 31, 2015	$11.81	0.18	(0.52)	(0.34)	(0.15)	(1.29)	(1.44)	$10.03	(2.75%	)	$2,872,948	0.94%	1.55%	0.95%	52.50%
Year Ended December 31, 2014	$13.22	0.18	1.91	2.09	(0.19)	(3.31)	(3.50)	$11.81	17.15%		$1,740,819	0.94%	1.45%	0.95%	60.07%
Year Ended December 31, 2013	$10.32	0.17	3.48	3.65	(0.17)	(0.58)	(0.75)	$13.22	35.85%		$452,260	0.90%	1.39%	0.95%	113.76%

Class II Shares
Year Ended December 31, 2017	$10.65	0.12	1.31	1.43	(0.13)	(0.60)	(0.73)	$11.35	13.84%		$422,678,972	1.05%	1.11%	1.06%	52.09%
Year Ended December 31, 2016	$10.06	0.12	1.57	1.69	(0.14)	(0.96)	(1.10)	$10.65	17.59%		$421,646,285	1.05%	1.19%	1.06%	58.02%
Year Ended December 31, 2015	$11.84	0.15	(0.51)	(0.36)	(0.13)	(1.29)	(1.42)	$10.06	(2.89%	)	$405,754,649	1.04%	1.31%	1.06%	52.50%
Year Ended December 31, 2014	$13.24	0.18	1.89	2.07	(0.16)	(3.31)	(3.47)	$11.84	17.02%		$471,930,537	1.05%	1.38%	1.06%	60.07%
Year Ended December 31, 2013	$10.33	0.14	3.50	3.64	(0.15)	(0.58)	(0.73)	$13.24	35.68%		$445,255,404	1.02%	1.16%	1.07%	113.76%

Class Y Shares
Year Ended December 31, 2017	$10.68	0.15	1.30	1.45	(0.15)	(0.60)	(0.75)	$11.38	14.08%		$646,887,925	0.79%	1.37%	0.80%	52.09%
Year Ended December 31, 2016	$10.08	0.15	1.58	1.73	(0.17)	(0.96)	(1.13)	$10.68	17.93%		$668,905,836	0.79%	1.46%	0.80%	58.02%
Year Ended December 31, 2015	$11.86	0.18	(0.51)	(0.33)	(0.16)	(1.29)	(1.45)	$10.08	(2.63%	)	$638,497,493	0.79%	1.58%	0.80%	52.50%
Year Ended December 31, 2014	$13.25	0.21	1.90	2.11	(0.19)	(3.31)	(3.50)	$11.86	17.33%		$681,364,201	0.79%	1.63%	0.80%	60.07%
Year Ended December 31, 2013	$10.34	0.17	3.50	3.67	(0.18)	(0.58)	(0.76)	$13.25	35.97%		$617,701,603	0.76%	1.43%	0.81%	113.76%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

23

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of exchange traded funds, and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security.

24

Notes to Financial Statements (Continued)

December 31, 2017

To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$20,538,853	$—	$—	$20,538,853
Airlines	14,829,076	—	—	14,829,076
Auto Components	20,887,984	—	—	20,887,984
Automobiles	2,326,539	—	—	2,326,539
Banks	64,393,134	—	—	64,393,134
Beverages	2,964,018	—	—	2,964,018
Biotechnology	4,556,860	—	—	4,556,860
Building Products	8,365,450	—	—	8,365,450
Capital Markets	24,490,374	—	—	24,490,374
Chemicals	25,806,334	—	—	25,806,334
Commercial Services & Supplies	24,120,289	—	—	24,120,289
Communications Equipment	5,251,344	—	—	5,251,344
Consumer Finance	19,365,156	—	—	19,365,156
Containers & Packaging	33,869,652	—	—	33,869,652
Diversified Consumer Services	9,038,091	—	—	9,038,091
Diversified Financial Services	2,453,712	—	—	2,453,712
Diversified Telecommunication Services	745,529	—	—	745,529
Electric Utilities	63,323,799	—	—	63,323,799
Electrical Equipment	12,668,781	—	—	12,668,781
Electronic Equipment, Instruments & Components	20,986,972	—	—	20,986,972
Energy Equipment & Services	26,125,307	—	—	26,125,307
Equity Real Estate Investment Trusts (REITs)	73,701,844	—	—	73,701,844
Food & Staples Retailing	18,318,416	—	—	18,318,416
Food Products	30,208,834	3,352,703	—	33,561,537

25

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Gas Utilities	$12,141,351	$—	$—	$12,141,351
Health Care Equipment & Supplies	36,250,480	566,791	—	36,817,271
Health Care Providers & Services	74,499,755	—	—	74,499,755
Hotels, Restaurants & Leisure	15,800,402	—	—	15,800,402
Household Durables	12,082,799	—	—	12,082,799
Independent Power and Renewable Electricity Producers	7,834,422	—	—	7,834,422
Insurance	72,864,733	—	—	72,864,733
Internet & Direct Marketing Retail	5,023,418	—	—	5,023,418
IT Services	30,637,393	—	—	30,637,393
Machinery	20,095,726	—	—	20,095,726
Media	33,468,216	—	—	33,468,216
Mortgage Real Estate Investment Trusts (REITs)	12,389,113	—	—	12,389,113
Multiline Retail	2,553,820	—	—	2,553,820
Multi-Utilities	12,819,439	—	—	12,819,439
Oil, Gas & Consumable Fuels	74,641,155	—	—	74,641,155
Real Estate Management & Development	2,494,656	—	—	2,494,656
Road & Rail	4,701,994	—	—	4,701,994
Semiconductors & Semiconductor Equipment	25,422,634	—	—	25,422,634
Software	11,597,607	—	—	11,597,607
Specialty Retail	14,083,611	—	—	14,083,611
Technology Hardware, Storage & Peripherals	4,413,915	—	—	4,413,915
Thrifts & Mortgage Finance	2,636,902	—	—	2,636,902
Trading Companies & Distributors	20,384,873	—	—	20,384,873
Total Common Stocks	$1,038,174,762	$3,919,494	$—	$1,042,094,256
Exchange Traded Fund	6,345,964	—	—	6,345,964
Forward Foreign Currency Contracts	—	4,811	—	4,811
Master Limited Partnership	1,757,236	—	—	1,757,236
Repurchase Agreements	—	19,148,439	—	19,148,439
Total Assets	$1,046,277,962	$23,072,744	$—	$1,069,350,706
Liabilities:
Forward Foreign Currency Contracts	$—	$(168,441)	$—	$(168,441)
Total Liabilities	$—	$(168,441)	$—	$(168,441)
Total	$1,046,277,962	$22,904,303	$—	$1,069,182,265

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign

26

Notes to Financial Statements (Continued)

December 31, 2017

currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts,” if applicable.

27

Notes to Financial Statements (Continued)

December 31, 2017

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$4,811
Total		$4,811
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(168,441)
Total		$(168,441)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(362,924)
Total	$(362,924)

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(115,340)
Total	$(115,340)

The following table provides a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Forward Foreign Currency Contracts:
Average Settlement Value Purchased	$677,205
Average Settlement Value Sold	$9,987,472

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The

28

Notes to Financial Statements (Continued)

December 31, 2017

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2017:

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Assets	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse International	Forward Foreign Currency Contracts	$3,076	$—	$—	$3,076
JPMorgan Chase Bank	Forward Foreign Currency Contracts	1,416	(1,416)	—	—
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	319	(319)	—	—
Total		$4,811	$(1,735)	$—	$3,076

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$(58,130)	$1,416	$—	$(56,714)
Morgan Stanley Co., Inc.	Forward Foreign Currency Contracts	(101,430)	319	—	(101,111)
UBS AG	Forward Foreign Currency Contracts	(8,881)	—	—	(8,881)
Total		$(168,441)	$1,735	$—	$(166,706)

Amounts designated as “—” are zero.

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

29

Notes to Financial Statements (Continued)

December 31, 2017

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $19,148,439, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the

30

Notes to Financial Statements (Continued)

December 31, 2017

Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$8,148,439	$—	$8,148,439	$(8,148,439)	$—
Nomura Securities International, Inc.	6,000,000	—	6,000,000	(6,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$19,148,439	$—	$19,148,439	$(19,148,439)	$—

Amounts designated as “—” are zero.

31

Notes to Financial Statements (Continued)

December 31, 2017

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

32

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions
$(162)	$(796,036)	$796,198

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Thompson, Siegel, Walmsley LLC
Wedge Capital Management, LLP

33

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

The Trust and NFA have entered into a written contract waiving 0.013% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $139,608, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.75%, and after contractual fee waivers was 0.74%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.81% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

34

Notes to Financial Statements (Continued)

December 31, 2017

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $347,424 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $4,389.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund. For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.01% for Class I and Class II shares, respectively, for a total amount of $57,896.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required

35

Notes to Financial Statements (Continued)

December 31, 2017

under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $543,102,700 and sales of $695,865,665 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

36

Notes to Financial Statements (Continued)

December 31, 2017

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $59,622 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$26,490,967	$41,765,840	$68,256,807	$—	$68,256,807

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$38,263,328	$69,588,138	$107,851,466	$—	$107,851,466

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

37

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$22,908,488	$75,854,639	$98,763,127	$—	$117,620,552	$216,383,679

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$951,562,246	$146,891,878	$(29,271,859)	$117,620,019

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Mid Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Supplemental Information

December 31, 2017

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 56.00%.

The Fund designates $41,765,840 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

40

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

41

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

42

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

43

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

44

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

46

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

47

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

48

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

49

Annual Report

December 31, 2017

NVIT Multi-Manager Small Cap Growth Fund

AR-MM-SCG 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Cap Growth Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager Small Cap Growth Fund (Class I) returned 24.92% versus 22.17% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Growth Funds (consisting of 50 funds as of December 31, 2017) was 24.29% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by OppenheimerFunds, Inc. and Wellington Management Company LLP.

The following commentary is provided by OppenheimerFunds, Inc.

During the period, the Fund sleeve outperformed the Russell 2000 Growth Index (the Index). The sleeve’s outperformance was driven by stock selection in the Information Technology, Industrials, and Consumer Discretionary sectors. The Fund sleeve underperformed the Index within the Health Care and Materials sectors due to stock selection, and in the Energy sector, due to an overweight position.

Domestic equities posted solid gains in 2017, continuing their strong upward move following the November 2016 election. Investors anticipated an administration friendly to both the economy and financial markets. Less regulation, tax reform and other policies favorable to domestic economic growth were on the new administration’s agenda. Consumer and business confidence remained high, corporate earnings strengthened, and other macroeconomic factors (employment, capital expenditures) were favorable, while inflationary pressures (wage growth, commodity prices, interest rates) seemed contained. During the year, growth indices outperformed their value counterparts.

Top individual contributors to performance this reporting period included Take-Two Interactive Software (Information Technology), Shopify (Information Technology) and XPO Logistics (Industrials). Take-Two Interactive Software, a leading publisher and distributor of video games, reported strong financial results throughout this reporting period. It reported strong digital growth led by Grand Theft Auto Online, which is still setting new revenue highs in its fourth year of operations. We believe the company’s growth thesis is supported by a strong pipeline of upcoming product launches combined with an ongoing shift to digital from physical purchases. Shopify, a cloud-based provider of e-commerce solutions to small businesses and entrepreneurs, reported financial results above consensus on the top and bottom lines, driven by a record quarter of net new merchant adds. The company also raised fiscal year 2017 guidance. XPO Logistics, a non-asset-based freight transportation provider, recorded record quarterly profits during the reporting period. The company benefited from strong e-commerce demand for its contract logistics and “last mile” deliveries to households.

Top detractors from performance this period included Trivago (Information Technology), U.S. Silica Holdings (Energy), and NuVasive (Health Care). Trivago is an online travel company providing travelers the capability to search and compare hotel prices and availability across multiple websites. In September, the company lowered its 2017 revenue and EBITDA forecast; we exited the Fund’s position. U.S. Silica Holdings’ performance was largely due to the weakened outlook for frac sand pricing as plans for capacity additions are folded into the supply-demand picture; we exited the position. NuVasive, Inc. (NUVA) develops and sells surgical products and services for the spine. NUVA reported disappointing financial results during the period, partly due to slower volume growth in its core spinal surgery business; we exited the sleeve’s position.

4

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Growth Fund

At period end, the Fund sleeve had overweight positions relative to the Index in the Industrials, Information Technology, Financials, and Energy sectors, and its largest underweight positions in the Health Care, Consumer Staples, and Real Estate sectors. The Fund sleeve had no investments in the Consumer Staples, Telecommunication Services, and Utilities sectors.

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

Looking forward, we expect the U.S. economy to expand somewhat faster than the 2% growth trajectory of the past several years due to uplift from a synchronized global recovery. Although interest rates remain very low in a historical context, monetary stimulus has peaked. We believe the Federal Reserve will gradually raise short-term rates while buying fewer bonds. Meanwhile, corporate profits are growing at a healthy pace and cash flows are being directed to dividends, buybacks and acquisitions. Equity valuations remain high, but the bull market may persist given the favorable macroeconomic conditions. Technology-driven disruption remains abundant across the economy and is at the forefront of our fundamental research. We are cautiously optimistic about the prospects for small-capitalization growth stocks. We believe our opportunity set remains compelling, and we expect stock selection to continue to drive the Fund’s relative performance.

Portfolio Managers:

Ash Shah, CFA, CPA; and Ronald J. Zibelli Jr., CFA

Subadviser:

OppenheimerFunds, Inc.

The following commentary is provided by Wellington Management Company LLP

U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500 Index, to finish the twelve-month period ended December 31, 2017, up 21.8%. The stock market soared following Donald Trump’s U.S. presidential victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme dominated the narrative early in 2017, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors’ having voiced concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record highs during the year on the back of strong employment data and strong corporate earnings.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns during the period varied by market capitalization. Large-cap stocks, as measured by the S&P 500® Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400® Index and Russell 2000® Index.

The Wellington-managed portion of the Fund performed in line (gross of fees) with the Russell 2000 Growth Index during the period. Strong stock selection within Consumer Discretionary, Information Technology, and Industrials was partially offset by negative selection in the Health Care, Financials, and Consumer Staples sectors. Sector allocation, a residual of our bottom-up stock selection process, detracted from performance, particularly an overweight in Energy and Financials. A frictional cash position in an upward trending market was also a moderate detractor during the period.

Top contributors to relative performance during the period included TopBuild (Consumer Discretionary), Wayfair (Consumer Discretionary), and Rogers (Information Technology). TopBuild is a company that installs and distributes insulation products. The stock is heavily tied to new housing construction and housing refurbishment

5

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Growth Fund

(upgrading insulation). Historically, it has largely been a residential business. TopBuild has made some small acquisitions to help build the commercial side of its business, which has opened up a market equivalent in size to its residential business. We believe the company is well positioned for further growth due to this new market opportunity, as the company is no longer dependent solely on new housing construction. The stock rose sharply following a strong earnings release at the beginning of the year. The Fund continued to hold an overweight position as of the end of the period. Wayfair, an e-commerce provider of home furnishing products, contributed to performance as the firm’s management team delivered positive revenue guidance early in the year. From a longer-term perspective, the company remains well positioned as a pure play on residential furniture. While the Fund maintained an overweight position, the Fund took some profits with the material appreciation in the stock. Rogers, a maker of specialty advanced materials including printed circuit materials and high-end specialty foams used in smartphones, tablets, and electric vehicles, also outperformed during the period. The stock price rose in the second quarter after the company released strong earnings and provided guidance above consensus expectations. The Fund sleeve maintained an overweight position as of the end of the period.

Among the top detractors from relative performance during the period were Nektar Therapeutics (Health Care), Cardtronics (Information Technology) and Five Prime Therapeutics (Health Care). Cardtronics is a provider of ATMs and automated financial services kiosks. Shares underperformed as the company reported slower transaction volumes in its core ATM business in the U.S. and U.K. In addition, the four largest Australian banks eliminated their ATM cash withdrawal fees, which negatively affected the economics of the company’s kiosks in the region; we eliminated the Fund’s position during the period. Five Prime Therapeutics is a small-cap biopharmaceutical company focused on immuno-oncology therapies. The company’s stock price fell sharply in November after the company announced low response rates during a trial for one of its key pancreatic cancer drugs. While we trimmed the Fund’s position during the period, we maintain an overweight position as we believe there is still potential for long-term value from the company’s development assets as well as its broader drug discovery platform. Not holding benchmark constituent Nektar Therapeutics detracted from relative performance.

The Fund utilized exchange traded funds (ETFs) during the period to equitize cash. The positions did not have a material impact on the Fund during the period.

Portfolio Manager:

Mammen Chally, CFA

Subadviser:

Wellington Management Company LLP

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

6

Fund Overview	NVIT Multi-Manager Small Cap Growth Fund

Asset Allocation†

Common Stocks	97.4%
Repurchase Agreements	5.2%
Exchange Traded Fund	1.1%
Right††	0.0%
Liabilities in excess of other assets	(3.7)%
100.0%

Top Industries†††

Health Care Equipment & Supplies	7.9%
Software	7.7%
Biotechnology	6.4%
Internet Software & Services	5.3%
Semiconductors & Semiconductor Equipment	4.6%
Electronic Equipment, Instruments & Components	3.7%
Machinery	3.6%
Hotels, Restaurants & Leisure	3.5%
Banks	3.2%
Aerospace & Defense	3.2%
Other Industries*	50.9%
100.0%

Top Holdings†††

SiteOne Landscape Supply, Inc.	1.1%
XPO Logistics, Inc.	1.1%
iShares Russell 2000 Growth Fund	1.1%
MKS Instruments, Inc.	1.1%
Visteon Corp.	1.0%
Entegris, Inc.	1.0%
HubSpot, Inc.	1.0%
ICU Medical, Inc.	0.9%
Mercury Systems, Inc.	0.9%
JELD-WEN Holding, Inc.	0.9%
Other Holdings*	89.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

7

Fund Performance	NVIT Multi-Manager Small Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	24.92%	15.12%	6.92%
Class II	24.65%	14.85%	6.66%
Class Y2	25.13%	15.31%	7.08%
Russell 2000® Growth Index	22.17%	15.21%	9.19%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than to apply to Class I shares.

Expense Ratios

Expense Ratio^
Class I	1.12%
Class II	1.37%
Class Y	0.97%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

8

Fund Performance (cont.)	NVIT Multi-Manager Small Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

9

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for

Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Growth Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,109.00	5.53	1.04
	Hypothetical	(b)(c)	1,000.00	1,019.96	5.30	1.04
Class II Shares	Actual	(b)	1,000.00	1,107.80	6.85	1.29
	Hypothetical	(b)(c)	1,000.00	1,018.70	6.56	1.29
Class Y Shares	Actual	(b)	1,000.00	1,109.90	4.79	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.67	4.58	0.90

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

10

Statement of Investments

December 31, 2017

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 97.4%

	Shares	Value

Aerospace & Defense 3.3%
BWX Technologies, Inc.	37,450	$2,265,350
HEICO Corp.	26,870	2,535,185
HEICO Corp., Class A	10,066	795,717
Mercury Systems, Inc.* (a)	59,690	3,065,082
Teledyne Technologies, Inc.*	9,420	1,706,433

		10,367,767

Air Freight & Logistics 1.4%
Air Transport Services Group, Inc.*	38,480	890,427
XPO Logistics, Inc.* (a)	38,540	3,529,879

		4,420,306

Auto Components 1.8%
Cooper Tire & Rubber Co.	23,300	823,655
Tenneco, Inc.	27,194	1,591,937
Visteon Corp.*	26,952	3,372,773

		5,788,365

Banks 3.3%
FCB Financial Holdings, Inc., Class A*	15,790	802,132
First Busey Corp.	21,034	629,758
First Hawaiian, Inc.	21,084	615,231
Great Western Bancorp, Inc.	19,081	759,424
IBERIABANK Corp.	13,818	1,070,895
Pinnacle Financial Partners, Inc.	18,520	1,227,876
Sterling Bancorp	80,511	1,980,570
Western Alliance Bancorp*	44,820	2,537,708
Wintrust Financial Corp.	9,080	747,920

		10,371,514

Biotechnology 6.6%
Abeona Therapeutics, Inc.* (a)	19,347	306,650
ACADIA Pharmaceuticals, Inc.* (a)	24,170	727,759
Agios Pharmaceuticals, Inc.* (a)	12,794	731,433
Amicus Therapeutics, Inc.* (a)	73,701	1,060,557
Arena Pharmaceuticals, Inc.*	18,000	611,460
Bluebird Bio, Inc.*	6,768	1,205,381
Blueprint Medicines Corp.*	17,457	1,316,432
Calithera Biosciences, Inc.*	27,451	229,216
Coherus Biosciences, Inc.* (a)	26,021	228,985
Cytokinetics, Inc.*	35,286	287,581
Exact Sciences Corp.*	21,875	1,149,312
Exelixis, Inc.*	27,090	823,536
Five Prime Therapeutics, Inc.*	25,210	552,603
Flexion Therapeutics, Inc.* (a)	15,801	395,657
GlycoMimetics, Inc.* (a)	20,166	338,587
Ionis Pharmaceuticals, Inc.*	17,857	898,207
Ironwood Pharmaceuticals, Inc.* (a)	29,326	439,597
Jounce Therapeutics, Inc.* (a)	13,488	171,972
Ligand Pharmaceuticals, Inc.* (a)	9,930	1,359,715
Loxo Oncology, Inc.*	10,647	896,264
Neurocrine Biosciences, Inc.* (a)	22,091	1,714,041
Otonomy, Inc.*	20,972	116,395
Portola Pharmaceuticals, Inc.*	28,666	1,395,461
Repligen Corp.*	26,270	953,076
Rigel Pharmaceuticals, Inc.*	69,756	270,653
Sage Therapeutics, Inc.*	7,744	1,275,514
Spark Therapeutics, Inc.* (a)	13,178	677,613
Ultragenyx Pharmaceutical, Inc.*	15,866	735,865

		20,869,522

Common Stocks (continued)

	Shares	Value

Building Products 2.7%
AAON, Inc.	23,007	$844,357
American Woodmark Corp.*	8,683	1,130,961
Armstrong World Industries, Inc.*	19,904	1,205,187
JELD-WEN Holding, Inc.*	77,553	3,053,262
Lennox International, Inc.	7,520	1,566,115
Trex Co., Inc.*	7,590	822,680

		8,622,562

Capital Markets 1.3%
Evercore, Inc., Class A	15,328	1,379,520
LPL Financial Holdings, Inc.	29,330	1,675,916
MarketAxess Holdings, Inc.	4,850	978,488

		4,033,924

Chemicals 1.6%
Ingevity Corp.*	21,790	1,535,542
OMNOVA Solutions, Inc.*	74,492	744,920
PolyOne Corp.	37,284	1,621,854
Trinseo SA	7,460	541,596
Venator Materials plc*	32,560	720,227

		5,164,139

Commercial Services & Supplies 1.9%
Advanced Disposal Services, Inc.*	27,878	667,399
Brink’s Co. (The)	29,504	2,321,965
Deluxe Corp.	17,270	1,327,027
Healthcare Services Group, Inc.	17,680	932,089
Viad Corp.	16,797	930,554

		6,179,034

Communications Equipment 0.2%
Ciena Corp.* (a)	33,109	692,971

Construction & Engineering 1.3%
Dycom Industries, Inc.* (a)	9,320	1,038,528
Granite Construction, Inc.	25,900	1,642,837
MasTec, Inc.*	31,630	1,548,288

		4,229,653

Construction Materials 0.8%
Summit Materials, Inc., Class A* (a)	81,629	2,566,416

Consumer Finance 0.5%
Green Dot Corp., Class A*	18,060	1,088,296
OneMain Holdings, Inc.*	16,444	427,379

		1,515,675

Containers & Packaging 0.7%
Berry Global Group, Inc.*	18,230	1,069,554
Graphic Packaging Holding Co.	76,383	1,180,117

		2,249,671

Distributors 1.1%
Core-Mark Holding Co., Inc.	30,232	954,727
Pool Corp.	18,860	2,445,199

		3,399,926

11

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Diversified Consumer Services 1.0%
Bright Horizons Family Solutions, Inc.*	24,645	$2,316,630
Sotheby’s*	15,720	811,152

		3,127,782

Diversified Telecommunication Services 0.4%
ORBCOMM, Inc.*	50,840	517,551
Vonage Holdings Corp.*	77,481	787,982

		1,305,533

Electrical Equipment 0.8%
AZZ, Inc. (a)	18,974	969,572
Generac Holdings, Inc.*	29,016	1,436,872

		2,406,444

Electronic Equipment, Instruments & Components 3.8%
Cognex Corp.	31,960	1,954,674
Coherent, Inc.*	9,100	2,568,202
ePlus, Inc.*	17,259	1,297,877
Fabrinet* (a)	27,516	789,709
Itron, Inc.*	17,112	1,167,038
Littelfuse, Inc.	8,590	1,699,274
Rogers Corp.*	15,914	2,576,795

		12,053,569

Energy Equipment & Services 0.6%
ProPetro Holding Corp.* (a)	42,182	850,389
RPC, Inc. (a)	37,470	956,609

		1,806,998

Equity Real Estate Investment Trusts (REITs) 1.8%
CoreSite Realty Corp.	19,746	2,249,069
Corporate Office Properties Trust	22,539	658,139
CyrusOne, Inc.	11,810	703,049
LaSalle Hotel Properties	31,886	895,040
Sunstone Hotel Investors, Inc.	63,699	1,052,945

		5,558,242

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	8,899	996,154
Performance Food Group Co.*	21,377	707,579
PriceSmart, Inc.	14,172	1,220,209

		2,923,942

Food Products 0.6%
Hostess Brands, Inc.*	70,110	1,038,329
Post Holdings, Inc.*	9,535	755,458

		1,793,787

Health Care Equipment & Supplies 8.2%
ABIOMED, Inc.*	13,300	2,492,553
Anika Therapeutics, Inc.*	20,972	1,130,601
AtriCure, Inc.*	35,539	648,231
Atrion Corp.	1,499	945,269
Cantel Medical Corp.	21,910	2,253,882
Cardiovascular Systems, Inc.*	31,022	734,911
Globus Medical, Inc., Class A*	35,645	1,465,010
ICU Medical, Inc.*	14,208	3,068,928
Inogen, Inc.* (a)	10,690	1,272,965
Insulet Corp.*	13,780	950,820

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Integra LifeSciences Holdings Corp.*	45,392	$2,172,461
iRhythm Technologies, Inc.*	15,880	890,074
Merit Medical Systems, Inc.*	17,510	756,432
Natus Medical, Inc.*	35,791	1,367,216
Neogen Corp.*	13,620	1,119,700
OraSure Technologies, Inc.*	32,900	620,494
Orthofix International NV*	20,643	1,129,172
Penumbra, Inc.*	15,960	1,501,836
Quidel Corp.*	16,610	720,044
West Pharmaceutical Services, Inc.	8,680	856,456

		26,097,055

Health Care Providers & Services 1.1%
HealthEquity, Inc.* (a)	22,900	1,068,514
Tivity Health, Inc.*	17,230	629,756
US Physical Therapy, Inc.	11,329	817,954
WellCare Health Plans, Inc.*	4,710	947,228

		3,463,452

Health Care Technology 1.4%
HMS Holdings Corp.*	31,846	539,790
Medidata Solutions, Inc.*	9,744	617,477
Omnicell, Inc.*	28,218	1,368,573
Veeva Systems, Inc., Class A*	23,850	1,318,428
Vocera Communications, Inc.*	19,730	596,241

		4,440,509

Hotels, Restaurants & Leisure 3.7%
Boyd Gaming Corp.	50,940	1,785,447
Choice Hotels International, Inc.	20,310	1,576,056
Dunkin’ Brands Group, Inc.	24,593	1,585,511
La Quinta Holdings, Inc.*	39,341	726,235
Marriott Vacations Worldwide Corp.	10,887	1,472,031
Papa John’s International, Inc.	16,679	935,859
Vail Resorts, Inc.	10,220	2,171,443
Wingstop, Inc.	35,735	1,392,950

		11,645,532

Household Durables 1.5%
LGI Homes, Inc.* (a)	12,090	907,112
Roku, Inc.* (a)	13,760	712,493
TopBuild Corp.*	40,077	3,035,432

		4,655,037

Insurance 0.9%
James River Group Holdings Ltd.	22,039	881,780
Kinsale Capital Group, Inc.	19,840	892,800
Primerica, Inc.	11,590	1,176,965

		2,951,545

Internet & Direct Marketing Retail 0.2%
Wayfair, Inc., Class A* (a)	9,061	727,326

Internet Software & Services 5.5%
2U, Inc.* (a)	33,510	2,161,730
Blucora, Inc.*	26,100	576,810
Cloudera, Inc.*	55,469	916,348
Envestnet, Inc.*	16,930	843,960
Etsy, Inc.*	34,569	706,936
Five9, Inc.*	37,555	934,368

12

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet Software & Services (continued)
GrubHub, Inc.* (a)	34,825	$2,500,435
j2 Global, Inc. (a)	14,151	1,061,750
LogMeIn, Inc.	25,406	2,908,987
MongoDB, Inc.* (a)	9,370	278,102
New Relic, Inc.*	17,630	1,018,485
Nutanix, Inc., Class A* (a)	17,219	607,486
Okta, Inc.*	27,941	715,569
Q2 Holdings, Inc.*	61,314	2,259,421

		17,490,387

IT Services 3.2%
Blackhawk Network Holdings, Inc.*	39,743	1,416,838
CACI International, Inc., Class A*	9,052	1,198,032
CoreLogic, Inc.*	14,730	680,673
EPAM Systems, Inc.*	20,243	2,174,706
ExlService Holdings, Inc.*	17,048	1,028,847
MAXIMUS, Inc.	13,165	942,351
Science Applications International Corp.	12,862	984,843
WEX, Inc.*	11,492	1,623,015

		10,049,305

Life Sciences Tools & Services 1.1%
INC Research Holdings, Inc., Class A*	17,151	747,784
NanoString Technologies, Inc.*	37,266	278,377
PRA Health Sciences, Inc.*	27,160	2,473,461

		3,499,622

Machinery 3.7%
Altra Industrial Motion Corp.	29,609	1,492,293
ITT, Inc.	25,469	1,359,280
John Bean Technologies Corp.	21,110	2,338,988
Meritor, Inc.*	35,660	836,584
Milacron Holdings Corp.*	38,548	737,809
RBC Bearings, Inc.*	18,690	2,362,416
Rexnord Corp.*	39,398	1,025,136
Terex Corp.	21,400	1,031,908
Welbilt, Inc.* (a)	28,735	675,560

		11,859,974

Metals & Mining 0.3%
Ferroglobe plc*	59,150	958,230

Multiline Retail 0.6%
Ollie’s Bargain Outlet Holdings, Inc.*	37,570	2,000,603

Oil, Gas & Consumable Fuels 1.1%
Callon Petroleum Co.* (a)	65,322	793,662
Matador Resources Co.*	37,440	1,165,507
PDC Energy, Inc.*	15,917	820,362
WildHorse Resource Development Corp.* (a)	42,018	773,552

		3,553,083

Paper & Forest Products 0.6%
Boise Cascade Co.	24,706	985,770
Louisiana-Pacific Corp.*	38,628	1,014,371

		2,000,141

Pharmaceuticals 3.0%
Aerie Pharmaceuticals, Inc.*	26,670	1,593,532
Aratana Therapeutics, Inc.*	56,156	295,381

Common Stocks (continued)

	Shares	Value

Pharmaceuticals (continued)
Catalent, Inc.*	35,635	$1,463,886
Dermira, Inc.* (a)	27,764	772,117
Impax Laboratories, Inc.*	35,975	598,984
Intersect ENT, Inc.*	42,455	1,375,542
Kala Pharmaceuticals, Inc.* (a)	6,300	116,487
Medicines Co. (The)* (a)	20,174	551,557
Nektar Therapeutics *	23,090	1,378,935
Revance Therapeutics, Inc.*	11,400	407,550
Supernus Pharmaceuticals, Inc.*	23,450	934,482

		9,488,453

Professional Services 1.3%
Exponent, Inc.	16,806	1,194,907
Huron Consulting Group, Inc.*	16,470	666,211
On Assignment, Inc.*	23,169	1,489,072
WageWorks, Inc.*	11,813	732,406

		4,082,596

Real Estate Management & Development 0.5%
HFF, Inc., Class A	35,238	1,713,976

Road & Rail 1.3%
Genesee & Wyoming, Inc., Class A*	14,246	1,121,588
Heartland Express, Inc.	40,110	936,167
Knight-Swift Transportation Holdings, Inc.	26,859	1,174,276
Marten Transport Ltd.	41,628	845,048

		4,077,079

Semiconductors & Semiconductor Equipment 4.8%
Axcelis Technologies, Inc.*	29,800	855,260
Cohu, Inc.	28,180	618,551
Entegris, Inc.	106,810	3,252,364
Integrated Device Technology, Inc.*	43,500	1,293,255
MACOM Technology Solutions Holdings, Inc.*	18,362	597,499
MaxLinear, Inc.*	30,190	797,620
MKS Instruments, Inc.	36,947	3,491,492
Monolithic Power Systems, Inc.	24,610	2,765,180
Silicon Laboratories, Inc.*	15,870	1,401,321

		15,072,542

Software 8.0%
Aspen Technology, Inc.*	16,531	1,094,352
Blackbaud, Inc.	8,839	835,197
Blackline, Inc.* (a)	25,480	835,744
Fair Isaac Corp.	8,855	1,356,586
ForeScout Technologies, Inc.* (a)	1,400	44,646
Guidewire Software, Inc.*	30,917	2,295,896
HubSpot, Inc.*	35,805	3,165,162
Paycom Software, Inc.* (a)	14,110	1,133,456
Paylocity Holding Corp.*	17,549	827,611
Pegasystems, Inc.	14,063	663,071
Proofpoint, Inc.* (a)	13,260	1,177,621
PTC, Inc.*	39,686	2,411,718
RealPage, Inc.* (a)	26,170	1,159,331
RingCentral, Inc., Class A*	37,160	1,798,544
Take-Two Interactive Software, Inc.*	21,350	2,343,803
Tyler Technologies, Inc.*	11,444	2,026,160
Varonis Systems, Inc.*	7,960	386,458
Zendesk, Inc.*	32,766	1,108,802
Zynga, Inc., Class A*	186,880	747,520

		25,411,678

13

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail 2.5%
Burlington Stores, Inc.*	21,857	$2,689,067
Caleres, Inc.	29,787	997,269
Children’s Place, Inc. (The)	9,050	1,315,417
Five Below, Inc.*	20,321	1,347,689
Floor & Decor Holdings, Inc., Class A*	7,740	376,783
Michaels Cos., Inc. (The)*	37,715	912,326
National Vision Holdings, Inc.*	3,200	129,952

		7,768,503

Textiles, Apparel & Luxury Goods 2.1%
Canada Goose Holdings, Inc.* (a)	4,060	128,134
Carter’s, Inc.	14,854	1,745,197
Oxford Industries, Inc.	15,664	1,177,776
Steven Madden Ltd.*	41,926	1,957,944
Wolverine World Wide, Inc.	50,630	1,614,084

		6,623,135

Thrifts & Mortgage Finance 1.0%
Essent Group Ltd.*	33,090	1,436,768
LendingTree, Inc.*	1,160	394,922
MGIC Investment Corp.*	75,305	1,062,553
NMI Holdings, Inc., Class A*	12,009	204,153

		3,098,396

Trading Companies & Distributors 1.2%
SiteOne Landscape Supply, Inc. *	48,884	3,749,403

Water Utilities 0.2%
Evoqua Water Technologies Corp. *	28,000	663,880

Total Common Stocks (cost $253,471,654)		308,589,184

Exchange Traded Fund 1.1%

iShares Russell 2000 Growth ETF (a)	18,720	3,495,024

Total Exchange Traded Fund (cost $3,255,129)		3,495,024

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp., CVR* (b)(c)	8,420	12,630

Total Rights (cost $—)		12,630

Repurchase Agreements 5.2%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $9,504,513, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $9,693,074. (d)(e)	$9,503,014	$9,503,014
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $2,000,312, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $2,040,000. (d)(e)	2,000,000	2,000,000
RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $5,001,313, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 -1/31/2024; total market value $5,100,058. (d)(e)	5,000,000	5,000,000

Total Repurchase Agreements (cost $16,503,014)		16,503,014

Total Investments (cost $273,229,797) — 103.7%		328,599,852

Liabilities in excess of other assets — (3.7)%		(11,868,108)

NET ASSETS — 100.0%		$316,731,744

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $30,766,265, which was collateralized by cash used to purchase repurchase agreements with a total value of $16,503,014 and by $15,200,777 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.00%, and maturity dates ranging from 1/4/2018 - 11/15/46, a total value of $31,703,791.

(b)	Illiquid security (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $16,503,014.

(e)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager Small Cap Growth Fund
Assets:
Investment securities, at value* (cost $256,726,783)	$312,096,838
Repurchase agreements, at value (cost $16,503,014)	16,503,014
Cash	4,758,859
Interest and dividends receivable	155,495
Security lending income receivable	20,109
Receivable for investments sold	42,938
Receivable for capital shares issued	49,483
Prepaid expenses	274

Total Assets	333,627,010

Liabilities:
Payable for investments purchased	72,808
Payable for capital shares redeemed	26,049
Payable upon return of securities loaned (Note 2)	16,503,014
Accrued expenses and other payables:
Investment advisory fees	219,290
Fund administration fees	20,131
Distribution fees	7,673
Administrative servicing fees	16,599
Accounting and transfer agent fees	311
Trustee fees	47
Custodian fees	59
Compliance program costs (Note 3)	298
Professional fees	17,988
Printing fees	7,739
Other	3,260

Total Liabilities	16,895,266

Net Assets	$316,731,744

Represented by:
Capital	$237,273,870
Accumulated net realized gains from investment securities	24,087,819
Net unrealized appreciation/(depreciation) in investment securities	55,370,055

Net Assets	$316,731,744

15

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Growth Fund
Net Assets:
Class I Shares	$70,486,445
Class II Shares	36,574,872
Class Y Shares	209,670,427

Total	$316,731,744

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,649,913
Class II Shares	2,024,581
Class Y Shares	10,601,464

Total	16,275,958

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.31
Class II Shares	$18.07
Class Y Shares	$19.78

*	Includes value of securities on loan of $30,766,265 (Note 2)

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$1,206,132
Income from securities lending (Note 2)	237,352
Interest income	53,880
Foreign tax withholding	(465)

Total Income	1,496,899

EXPENSES:
Investment advisory fees	2,143,000
Fund administration fees	141,546
Distribution fees Class II Shares	82,795
Administrative servicing fees Class I Shares	91,957
Administrative servicing fees Class II Shares	49,077
Professional fees	32,010
Printing fees	12,340
Trustee fees	8,023
Custodian fees	8,504
Accounting and transfer agent fees	1,724
Compliance program costs (Note 3)	1,097
Other	3,480

Total Expenses	2,575,553

NET INVESTMENT LOSS	(1,078,654)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	25,506,248
Net change in unrealized appreciation/depreciation in the value of investment securities	30,644,990

Net realized/unrealized gains	56,151,238

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$55,072,584

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$(1,078,654)	$(756,951)
Net realized gains	25,506,248	2,364,488
Net change in unrealized appreciation/depreciation	30,644,990	11,085,769

Change in net assets resulting from operations	55,072,584	12,693,306

Distributions to Shareholders From:
Net realized gains:
Class I	(499,474)	(11,602,750)
Class II	(272,426)	(6,893,289)
Class Y	(1,556,359)	(16,223,540)

Change in net assets from shareholder distributions	(2,328,259)	(34,719,579)

Change in net assets from capital transactions	100,203,134	21,502,733

Change in net assets	152,947,459	(523,540)

Net Assets:
Beginning of year	163,784,285	164,307,825

End of year	$316,731,744	$163,784,285

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$17,402,255	$5,546,750
Dividends reinvested	499,474	11,602,750
Cost of shares redeemed	(15,691,709)	(11,048,786)

Total Class I Shares	2,210,020	6,100,714

Class II Shares
Proceeds from shares issued	4,961,661	4,615,653
Dividends reinvested	272,426	6,893,289
Cost of shares redeemed	(6,092,888)	(7,805,244)

Total Class II Shares	(858,801)	3,703,698

Class Y Shares
Proceeds from shares issued	120,374,577	2,705,043
Dividends reinvested	1,556,359	16,223,540
Cost of shares redeemed	(23,079,021)	(7,230,262)

Total Class Y Shares	98,851,915	11,698,321

Change in net assets from capital transactions	$100,203,134	$21,502,733

18

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	990,839	332,813
Reinvested	28,541	775,067
Redeemed	(896,665)	(664,128)

Total Class I Shares	122,715	443,752

Class II Shares
Issued	304,538	297,612
Reinvested	16,632	490,276
Redeemed	(379,663)	(494,356)

Total Class II Shares	(58,493)	293,532

Class Y Shares
Issued	6,853,441	154,694
Reinvested	86,899	1,060,362
Redeemed	(1,260,741)	(385,610)

Total Class Y Shares	5,679,599	829,446

Total change in shares	5,743,821	1,566,730

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$15.58	(0.09)	3.96	3.87	(0.14)	(0.14)	$19.31	24.92%	$70,486,445	1.06%	(0.49%	)	1.06%	79.84%
Year Ended December 31, 2016	$18.36	(0.09)	1.45	1.36	(4.14)	(4.14)	$15.58	8.30%	$54,945,124	1.11%	(0.51%	)	1.11%	72.15%
Year Ended December 31, 2015	$20.98	(0.08)	0.31	0.23	(2.85)	(2.85)	$18.36	0.76%	$56,614,269	1.09%	(0.40%	)	1.12%	69.99%
Year Ended December 31, 2014	$23.82	(0.10)	0.59	0.49	(3.33)	(3.33)	$20.98	2.81%	$56,243,955	1.08%	(0.46%	)	1.19%	68.80%
Year Ended December 31, 2013	$17.39	(0.12)	7.72	7.60	(1.17)	(1.17)	$23.82	44.29%	$60,034,897	1.11%	(0.60%	)	1.21%	119.53%

Class II Shares
Year Ended December 31, 2017	$14.62	(0.12)	3.71	3.59	(0.14)	(0.14)	$18.07	24.65%	$36,574,872	1.31%	(0.74%	)	1.31%	79.84%
Year Ended December 31, 2016	$17.51	(0.12)	1.37	1.25	(4.14)	(4.14)	$14.62	8.06%	$30,447,030	1.36%	(0.76%	)	1.36%	72.15%
Year Ended December 31, 2015	$20.18	(0.13)	0.31	0.18	(2.85)	(2.85)	$17.51	0.53%	$31,340,169	1.34%	(0.67%	)	1.38%	69.99%
Year Ended December 31, 2014	$23.10	(0.15)	0.56	0.41	(3.33)	(3.33)	$20.18	2.54%	$26,617,418	1.33%	(0.71%	)	1.44%	68.80%
Year Ended December 31, 2013	$16.93	(0.17)	7.51	7.34	(1.17)	(1.17)	$23.10	43.95%	$25,728,995	1.36%	(0.85%	)	1.46%	119.53%

Class Y Shares
Year Ended December 31, 2017	$15.93	(0.06)	4.05	3.99	(0.14)	(0.14)	$19.78	25.13%	$209,670,427	0.90%	(0.32%	)	0.90%	79.84%
Year Ended December 31, 2016	$18.66	(0.06)	1.47	1.41	(4.14)	(4.14)	$15.93	8.45%	$78,392,131	0.96%	(0.36%	)	0.96%	72.15%
Year Ended December 31, 2015	$21.24	(0.04)	0.31	0.27	(2.85)	(2.85)	$18.66	0.95%	$76,353,387	0.94%	(0.19%	)	0.99%	69.99%
Year Ended December 31, 2014	$24.04	(0.07)	0.60	0.53	(3.33)	(3.33)	$21.24	2.96%	$148,923,499	0.93%	(0.31%	)	1.04%	68.80%
Year Ended December 31, 2013	$17.51	(0.09)	7.79	7.70	(1.17)	(1.17)	$24.04	44.56%	$143,033,972	0.96%	(0.44%	)	1.06%	119.53%

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60)separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

21

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might

22

Notes to Financial Statements (Continued)

December 31, 2017

reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$308,589,184	$—	$—	$308,589,184
Exchange Traded Fund	3,495,024	—	—	3,495,024
Repurchase Agreements	—	16,503,014	—	16,503,014
Rights	—	—	12,630	12,630
Total	$312,084,208	$16,503,014	$12,630	$328,599,852

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Rights	Total
Balance as of 12/31/2016	$10,525	$10,525
Accrued Accretion/(Amortization)	—	—
Realized Gains (Losses)	—	—
Change in Unrealized Appreciation/Depreciation	2,105	2,105
Purchases	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/2017	$12,630	$12,630
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2017*	$2,105	$2,105

23

Notes to Financial Statements (Continued)

December 31, 2017

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $16,503,014, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities

24

Notes to Financial Statements (Continued)

December 31, 2017

by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $225,000,048.

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

25

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$9,503,014	$—	$9,503,014	$(9,503,014)	$—
Nomura Securities International, Inc.	2,000,000	—	2,000,000	(2,000,000)	—
RBS Securities, Inc.	5,000,000	—	5,000,000	(5,000,000)	—
Total	$16,503,014	$—	$16,503,014	$(16,503,014)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

26

Notes to Financial Statements (Continued)

December 31, 2017

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to net operating loss netting to short-term gains. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities
$(74,512)	$1,078,654	$(1,004,142)

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

27

Notes to Financial Statements (Continued)

December 31, 2017

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Oppenheimer Funds, Inc.
Wellington Management Company, LLP

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.84%
$200 million and more	0.79%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate was 0.83%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.08% for all share classes until April 30, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not

28

Notes to Financial Statements (Continued)

December 31, 2017

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of December 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amount was reimbursed, pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $141,546 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,097.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

29

Notes to Financial Statements (Continued)

December 31, 2017

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15% and 0.15% for Class I and Class II shares, respectively, for a total amount of $141,034.

Cross trades for the year ended December 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities purchases of $5,275,130. All trades were executed at market value and with no commissions.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $291,905,539 and sales of $198,327,537 (excluding short-term securities).

30

Notes to Financial Statements (Continued)

December 31, 2017

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the

31

Notes to Financial Statements (Continued)

December 31, 2017

Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $830 of brokerage commissions.

10.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$2,328,259	$2,328,259	$—	$2,328,259

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,172,673	$32,546,906	$34,719,579	$—	$34,719,579

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,319,648	$21,309,676	$24,629,324	$—	$54,828,550	$79,457,874

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$273,771,302	$61,695,863	$(6,867,313)	$54,828,550
11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Cap Growth Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

33

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund designates $2,328,259 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

34

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

35

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

36

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

37

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

38

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

39

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

40

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

41

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

42

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

43

Annual Report

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund

AR-MM-SCV 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Cap Value Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager Small Cap Value Fund (Class I) returned 9.06% versus 7.84% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Value Funds (consisting of 26 funds as of December 31, 2017) was 9.39% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by Epoch Investment Partners, Inc. and J.P. Morgan Investment Management Inc.

The following commentary is provided by Epoch Investment Partners, Inc.

The U.S small-capitalization equity market provided a second consecutive year of positive returns. Markets were aided by a synchronized global recovery and strong corporate results that generally topped Wall Street expectations. The Health Care, Utilities, and Information Technology sectors provided some of the best returns. Consumer staples, energy, and telecommunication were the only sectors that finished with a negative return for the year.

Toward the end of the year, President Trump signed into law a sweeping tax overhaul bill that substantially lowered corporate tax rates from 35% to 21%. The new law should generally benefit U.S. small-cap companies who typically pay higher tax rates on average.

At the Fund level, nothing has changed with regard to our investment process and our focus on cash flow generation and allocation. From a bottom-up perspective the Fund’s portfolio consists of several companies that have sustainable advantages, generate significant levels of cash flow, and allocate that cash flow or excess capital in an optimal manner to enhance shareholder value. A large percentage of the Fund’s relative return this year can be attributed to our investments in information technology & real estate stocks. For example:

In Information Technology, Universal Display Corporation, up over 220%, is an intellectual property company with patents around phosphorescent organic light-emitting diode (OLED) technology. OLED technology has begun displacing conventional liquid crystal display (LCD) technology in mobile handset screens due to better performance. The handset and tablet markets should transition to flexible and/or foldable displays over time, driving an increase in OLED technology adoption as these types of displays cannot be manufactured without OLEDs. Investors have increasingly appreciated this exciting technology in 2017, aided by its inclusion for the first time in the Apple iPhone X. The Fund continues to hold this position.

In Real Estate, Colliers International, up 57.8%, continues to execute well. Colliers is a commercial real estate firm. The company provides commercial real estate services to corporate and institutional clients. It also offers outsourcing and advisory services, lease brokerage, and sales brokerage. Colliers has managed to grow its revenue at a 19% CAGR since 2004, through a combination of internal growth and acquisitions. The commercial real estate industry is highly fragmented and Colliers has an opportunity to continue to grow at a double-digit rate through geographic diversification, acquisitions and service-line expansions. The Fund continues to hold this position.

Unlike the Information Technology and Real Estate sectors, some of our investments in the Consumer Staples sector proved disappointing. For example:

TreeHouse Foods, down 31.5%, is a leading manufacturer of private-label foods. The company’s shares have come under pressure due

4

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

to adverse market conditions, pricing lag from commodity cost increases, and operating inefficiencies related to lower-than-anticipated volumes. The Fund continues to hold this position. While taking slightly longer than expected, we still believe the acquisition of the private brands business from ConAgra will result in meaningful free cash flow growth over time.

Fresh Del Monte, down 21.4%, is a vertically integrated producer, marketer and distributor of fresh and fresh-cut fruit and vegetables, as well as prepared fruit and vegetables, juices, beverages and snacks. Results this year have been affected negatively by an unusually strong growing season and resulting decrease in fruit prices, especially in bananas, which represent approximately 35% of the company’s gross profit. The Fund continues to hold this position. Going forward, growth in new fresh-cut produce offerings should result in an expansion in the company’s operating margins. Vertical integration including logistics and distribution may improve the company’s cost structure and competitive position. The company possesses a strong balance sheet and ample cash flow generation, which may support future expansion, dividend payments, and share repurchases.

In summary, while many elements came together for this year’s results, it came down to positive selection, particularly in information technology and real estate, and the reversal in certain headwinds and trends that had detracted from results last year.

The Fund’s sleeve did not hold any derivatives during the reporting period.

Going forward, we remain optimistic over the prognosis for the U.S. economy in the intermediate term. We expect to see ongoing improvement in economic growth, labor force employment, and real wages. We expect that tax reform will augment these trends. All of these factors should contribute to ongoing increases in consumer, business, and government spending. The Fund owns many companies that possess a high degree of operating leverage to ongoing increases in spending. These companies should be in a position to translate even modest revenue growth into more robust bottom-line cash flow generation.

As a result, we believe that the Fund is well positioned for the anticipated environment from both a bottom-up fundamental perspective and consistent with our top-down economic forecast. The health of the U.S economy, and the cash flow characteristics of the companies in the Fund, should result in attractive relative returns going forward.

Portfolio Managers:

Michael Caputo, David N. Pearl and Michael A. Welhoelter, CFA

Subadviser:

Epoch Investment Partners, Inc.

The following commentary is provided by J.P. Morgan Investment Management Inc.

Performance in the U.S. equity markets in 2017 proved to be much stronger than most investors would have anticipated at the beginning of the year. The newly passed tax reform act, continued strength in the job market and resulting hope for greater capital investment have led Wall Street analysts to raise earnings estimates and lent support to the equity market. The S&P 500® Index finished the year up 21.8%, including dividends, and hit all-time highs 62 times over the year. Realized volatility (annualized standard deviation of daily price returns) was 7%, less than half the normal average, and the lowest level since 1964. The median daily market move was just 0.18%, the smallest on record. The largest peak-to-trough drawdown was 2.8%, the mildest year since 1995. To put some context around that number, the average intra-year drawdown since 1980 has been 13.8%.

Growth surged during the reporting period, with the Russell 1000® Growth Index up 30.2% versus 13.7% for the Russell 1000® Value Index. Large-cap indexes also outperformed small-cap indexes across value, blend and growth. The Technology and Materials sectors, up 38.8 % and 23.8%, respectively, led the S&P 500® Index, with Telecommunication Services and Energy trailing.

5

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

The economic environment was robust over the reporting period. The Federal Reserve (Fed) raised interest rates three times in 2017, bringing the federal funds rate range to 1.25% – 1.50%. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization will be likely. The IHS Market U.S. Manufacturing PMI™ was strong over the reporting period. The December number of 55.1 was the highest since March 2015 and signaled a solid improvement in the health of the sector. U.S. strength coincided with that around the globe, with the J.P. Morgan Global Manufacturing PMI™ rising to 54.45 in December, nearly a seven-year high.

Legislative reform was perhaps the biggest political driver of the year for equity markets. After the failure to pass the American Health Care Act (AHCA) put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax overhaul bill in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 would see an increase in investment spending.

The U.S. Consumer Price Index rose 0.4% in November 2017, and 2.2% for the reporting period. This was driven by a strong increase in the energy index. Crude oil (West Texas Intermediate) rose more than 12% over the year, supported by a continued drawdown of global inventories late in the year. This inventory tightening was caused by a number of factors, including supply disruptions from the hurricane, increased compliance by OPEC members and strong global demand.

Stock selection in the Media and Semiconductors sectors aided returns. Take-Two Interactive and Extreme Networks were the top contributors, and the Fund continues to hold these positions. Within the Media sector, the Fund’s overweight position in Take-Two Interactive contributed to performance. Shares of the stock rose steadily throughout the year following a series of strong earnings results, driven by higher revenue from digitally delivered content from the company’s Grand Theft Auto and NBA 2K franchises. Additionally, within the Systems Hardware sector, the Fund’s overweight position in Extreme Networks contributed to performance. Shares rose during the period after the company announced that it will acquire Avaya’s networking business assets for $100 million in cash, which is expected to generate over $200 million in annual revenues, as well as Brocade Communications Systems’ data center business for $55 million in cash, which is expected to generate over $230 million in annual revenue. Shares also spiked after management unveiled a fiscal year 2018 model at the company’s analyst day, which incorporated the acquisitions of Avaya and Brocade into its financial projections. The model increased investor confidence as it highlighted future revenues above $1 billion and projected that the company will be the third-largest enterprise networking vendor behind only Cisco and HP Enterprise.

Alternatively, stock selection in the Basic Materials and Health Services & Systems sectors hurt performance. Iconix Brand Group and Community Health Systems were the top detractors. Within the consumer cyclical sector, the Fund’s overweight position in Iconix Brand Group detracted from performance. Shares of the stock declined after the company released a series of weak earnings results, driven by declining organic top-line growth due to lower licensing revenues from the company’s Men’s and Women’s divisions. In addition, shares continued to fall after the company announced that Walmart ended its relationship with the company’s Danskin Now active-wear brand, which will result in a $15.5 million revenue loss and force the company to restructure its current debt obligations. The Fund exited this position. Within the Health Services & Systems sector, the Fund’s overweight position in Community Health Systems detracted from performance. Shares of the stock declined during the period after the company announced a series of disappointing earnings results in the second half of 2017, driven

6

Fund Commentary (cont.)	NVIT Multi-Manager Small Cap Value Fund

by lower revenue trends and margin headwinds from lower inpatient admissions, increasing health insurance costs and one-time costs associated with the recent hurricanes. This stock remained in the Fund’s portfolio at the end of the reporting period.

The Fund utilized derivatives in the last year, however they were only used to equitize a cash position. The impact to overall performance of the strategy was minimal given the position size and nature of the usage.

We continue to believe that earnings for the S&P 500® will grow over the next year. Year-over-year comparisons will be more challenging, but tax reform should act as a tailwind for the current late-cycle growth environment. The energy sector has continued to stabilize, and improving profitability should contribute to overall earnings. With over 40% of S&P 500® earnings coming from overseas, a weaker dollar will be a boost to foreign sales in 2018. Inflation should continue to rise on the margin, helped by the weaker dollar, higher oil prices and a tightening labor market. This means that the Fed is likely to stay on track for further rate increases.

Our Core analysts’ estimate for 2018 S&P 500® earnings currently stands at $146.59. While subject to revision, this forecast represents double-digit earnings growth over 2018. We currently expect the strongest growth to come from the financials and information technology sectors, where the Fund is well represented.

Despite U.S. equity markets continuing to make new highs, we think the current above-average market multiples are supported by underlying earnings growth expectations and the low yield environment. We do not see a material risk of a recession in the near term, but continue to monitor potential risks that could be headwinds for U.S. equity markets. The passage of the tax reform act removed one risk to the market, but prudent equity investment will require active flexibility, as the implications of tax reform, trade policy, inflation and rising rates could drive rotations among sectors and styles.

Portfolio Managers:

Phillip Hart, CFA and Dennis S. Ruhl, CFA

Subadviser:

J.P. Morgan Investment Management Inc.

The Fund is subject to the risks of investing in equity securities (including small companies and special situation companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund may invest in real estate investment trusts (REITs), which are subject to abrupt or erratic price movements and generally lack liquidity. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Small Cap Value Fund

Asset Allocation†

Common Stocks	98.4%
Repurchase Agreements	3.9%
Master Limited Partnership	0.3%
Futures Contracts††	0.0%
Liabilities in excess of other assets	(2.6)%
100.0%

Top Industries†††

Banks	16.5%
Equity Real Estate Investment Trusts (REITs)	7.8%
Machinery	4.2%
Electronic Equipment, Instruments & Components	3.6%
Commercial Services & Supplies	3.2%
Insurance	3.0%
Hotels, Restaurants & Leisure	2.8%
Specialty Retail	2.5%
Oil, Gas & Consumable Fuels	2.5%
Thrifts & Mortgage Finance	2.5%
Other Industries*	51.4%
100.0%

Top Holdings†††

Kadant, Inc.	1.1%
Central Garden & Pet Co., Class A	1.0%
Wintrust Financial Corp.	1.0%
GEO Group, Inc. (The)	0.9%
Hancock Holding Co.	0.9%
Universal Display Corp.	0.8%
IBERIABANK Corp.	0.8%
Meritor, Inc.	0.8%
Texas Capital Bancshares, Inc.	0.8%
American Equity Investment Life Holding Co.	0.8%
Other Holdings*	91.1%
100.0%
†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager Small Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	9.06%	14.17%	9.17%
Class II	8.75%	13.86%	8.90%
Class IV	9.07%	14.17%	9.17%
Class Y2	9.19%	14.33%	9.33%
Russell 2000® Value Index	7.84%	13.01%	8.17%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than to apply Class I shares.

Expense Ratios

Expense Ratio^
Class I	1.06%
Class II	1.31%
Class IV	1.06%
Class Y	0.91%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (cont.)	NVIT Multi-Manager Small Cap Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund versus performance of the Russell 2000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Cap Value Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,077.60	5.39	1.03
	Hypothetical	(b)(c)	1,000.00	1,020.01	5.24	1.03
Class II Shares	Actual	(b)	1,000.00	1,076.40	6.70	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class IV Shares	Actual	(b)	1,000.00	1,078.30	5.40	1.03
	Hypothetical	(b)(c)	1,000.00	1,020.01	5.24	1.03
Class Y Shares	Actual	(b)	1,000.00	1,078.90	4.61	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 98.4%

	Shares	Value

Aerospace & Defense 1.7%
Engility Holdings, Inc.*	27,000	$765,990
Hexcel Corp.	64,707	4,002,128
Moog, Inc., Class A*	27,675	2,403,574
Vectrus, Inc.*	114,300	3,526,155

		10,697,847

Airlines 0.5%
SkyWest, Inc.	63,100	3,350,610
Auto Components 2.2%
Cooper-Standard Holdings, Inc.*	34,300	4,201,750
Dana, Inc.	128,100	4,100,481
LCI Industries	29,392	3,820,960
Modine Manufacturing Co.*	12,200	246,440
Stoneridge, Inc.*	74,000	1,691,640

		14,061,271

Banks 17.0%
1st Source Corp.	3,640	179,998
Allegiance Bancshares, Inc.*	9,900	372,735
Bancorp, Inc. (The)*	189,400	1,871,272
Bank of Hawaii Corp. (a)	43,185	3,700,954
Bank of Marin Bancorp	1,100	74,800
Bank of the Ozarks, Inc.	105,156	5,094,808
BankUnited, Inc.	100,301	4,084,257
Banner Corp.	8,500	468,520
Berkshire Hills Bancorp, Inc.	6,800	248,880
Boston Private Financial Holdings, Inc.	12,900	199,305
Cadence BanCorp*	8,500	230,520
Cathay General Bancorp	16,700	704,239
Central Valley Community Bancorp	7,700	155,386
Chemung Financial Corp.	1,800	86,580
Community Trust Bancorp, Inc.	13,057	614,985
Customers Bancorp, Inc.*	23,240	604,008
Eagle Bancorp, Inc.*	42,331	2,450,965
East West Bancorp, Inc.	13,222	804,294
Enterprise Financial Services Corp.	57,300	2,587,095
Farmers National Banc Corp.	28,000	413,000
Fidelity Southern Corp.	76,784	1,673,891
Financial Institutions, Inc.	44,900	1,396,390
First Bancorp*	526,800	3,227,439
First Business Financial Services, Inc.	17,000	376,040
First Citizens BancShares, Inc., Class A	1,600	644,800
First Commonwealth Financial Corp.	30,200	432,464
First Community Bancshares, Inc.	20,000	574,600
First Financial Bancorp (a)	20,800	548,080
First Financial Corp.	4,300	195,005
First Hawaiian, Inc.	15,700	458,126
First Internet Bancorp	28,000	1,068,200
First Interstate BancSystem, Inc., Class A	23,348	935,087
First Merchants Corp.	53,000	2,229,180
First Midwest Bancorp, Inc.	27,900	669,879
Flushing Financial Corp.	13,100	360,250
Franklin Financial Network, Inc.*	11,300	385,330
Fulton Financial Corp.	101,300	1,813,270
Great Southern Bancorp, Inc.	18,400	950,360
Green Bancorp, Inc.*	72,100	1,463,630
Hancock Holding Co.	114,800	5,682,600
Hanmi Financial Corp.	130,890	3,972,511
Heartland Financial USA, Inc.	25,200	1,351,980

Common Stocks (continued)

	Shares	Value

Banks (continued)
Heritage Commerce Corp.	16,800	$257,376
Heritage Financial Corp.	67,100	2,066,680
Hilltop Holdings, Inc.	62,700	1,588,191
HomeTrust Bancshares, Inc.*	9,600	247,200
Hope Bancorp, Inc. (a)	119,887	2,187,938
Horizon Bancorp	36,061	1,002,496
IBERIABANK Corp.	67,400	5,223,500
Independent Bank Corp.	55,500	1,829,425
LegacyTexas Financial Group, Inc.	22,312	941,790
MainSource Financial Group, Inc.	20,000	726,200
MB Financial, Inc.	4,981	221,754
Midland States Bancorp, Inc.	9,100	295,568
OFG Bancorp	44,600	419,240
Old Line Bancshares, Inc.	2,900	85,376
Pacific Mercantile Bancorp*	14,800	129,500
PacWest Bancorp	14,746	743,198
Peoples Bancorp, Inc.	24,400	795,928
Pinnacle Financial Partners, Inc. (a)	29,100	1,929,330
Preferred Bank	35,700	2,098,446
Premier Financial Bancorp, Inc.	4,579	91,946
Republic Bancorp, Inc., Class A	6,655	253,023
Shore Bancshares, Inc.	7,200	120,240
Sierra Bancorp	10,800	286,848
Signature Bank*	15,429	2,117,785
Simmons First National Corp., Class A	5,771	329,524
South State Corp.	3,374	294,044
Sterling Bancorp	93,200	2,292,720
Texas Capital Bancshares, Inc.*	58,195	5,173,536
Towne Bank	6,027	185,330
TriCo Bancshares	67,200	2,544,192
TriState Capital Holdings, Inc.*	7,400	170,200
Triumph Bancorp, Inc.*	15,400	485,100
Trustmark Corp.	9,700	309,042
Umpqua Holdings Corp.	98,800	2,055,040
United Community Banks, Inc.	152,500	4,291,350
West Bancorporation, Inc.	7,900	198,685
Western Alliance Bancorp*	59,122	3,347,488
Wintrust Financial Corp.	76,900	6,334,253

		109,025,195

Biotechnology 1.9%
Abeona Therapeutics, Inc.* (a)	65,600	1,039,760
Acceleron Pharma, Inc.*	25,100	1,065,244
Acorda Therapeutics, Inc.*	57,200	1,226,940
AMAG Pharmaceuticals, Inc.* (a)	29,500	390,875
Corvus Pharmaceuticals, Inc.* (a)	67,700	701,372
Immune Design Corp.*	255,000	994,500
Karyopharm Therapeutics, Inc.*	84,000	806,400
Lexicon Pharmaceuticals, Inc.* (a)	27,900	275,652
Minerva Neurosciences, Inc.*	185,900	1,124,695
Momenta Pharmaceuticals, Inc.*	89,900	1,254,105
Myriad Genetics, Inc.*	7,000	240,415
Protagonist Therapeutics, Inc.*	51,900	1,079,520
Retrophin, Inc.*	35,700	752,199
Rigel Pharmaceuticals, Inc.*	163,100	632,828
Sage Therapeutics, Inc.*	3,400	560,014
Ultragenyx Pharmaceutical, Inc.*	3,400	157,692
Vanda Pharmaceuticals, Inc.*	15,700	238,640

		12,540,851

12

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Building Products 1.6%
American Woodmark Corp.*	31,338	$4,081,774
Gibraltar Industries, Inc.*	80,193	2,646,369
Insteel Industries, Inc.	66,033	1,870,055
JELD-WEN Holding, Inc.*	5,600	220,472
Universal Forest Products, Inc.	46,000	1,730,520

		10,549,190

Capital Markets 2.2%
Artisan Partners Asset Management, Inc., Class A (a)	60,504	2,389,908
BGC Partners, Inc., Class A	77,800	1,175,558
Diamond Hill Investment Group, Inc.	12,919	2,669,841
Houlihan Lokey, Inc.	9,700	440,671
INTL. FCStone, Inc.*	11,900	506,107
Morningstar, Inc.	27,135	2,631,281
OM Asset Management plc	41,100	688,425
Piper Jaffray Cos.	25,100	2,164,875
Pzena Investment Management, Inc., Class A	139,738	1,491,004

		14,157,670

Chemicals 1.3%
Chemours Co. (The)	22,900	1,146,374
FutureFuel Corp.	32,800	462,152
Innophos Holdings, Inc.	3,000	140,190
OMNOVA Solutions, Inc.*	9,300	93,000
Trinseo SA	56,700	4,116,420
Valvoline, Inc.	90,347	2,264,096

		8,222,232

Commercial Services & Supplies 3.3%
ABM Industries, Inc.	47,700	1,799,244
ACCO Brands Corp.*	331,700	4,046,741
Casella Waste Systems, Inc., Class A*	141,571	3,258,964
CECO Environmental Corp.	212	1,088
Essendant, Inc.	7,700	71,379
KAR Auction Services, Inc.	42,452	2,144,250
Kimball International, Inc., Class B	17,400	324,858
Knoll, Inc.	96,976	2,234,327
LSC Communications, Inc.	2,062	31,239
Quad/Graphics, Inc.	124,300	2,809,180
RR Donnelley & Sons Co.	5,532	51,448
US Ecology, Inc.	64,143	3,271,293
VSE Corp.	24,400	1,181,692

		21,225,703

Communications Equipment 1.5%
ADTRAN, Inc.	21,300	412,155
Comtech Telecommunications Corp.	16,300	360,556
Extreme Networks, Inc.*	249,300	3,121,236
Harmonic, Inc.*	392,276	1,647,559
NetScout Systems, Inc.*	86,088	2,621,380
Oclaro, Inc.* (a)	44,000	296,560
Ribbon Communications, Inc.*	149,400	1,154,862

		9,614,308

Construction & Engineering 1.3%
EMCOR Group, Inc.	43,800	3,580,650
HC2 Holdings, Inc.*	199,700	1,188,215

Common Stocks (continued)

	Shares	Value

Construction & Engineering (continued)
KBR, Inc.	132,500	$2,627,475
Tutor Perini Corp.*	47,408	1,201,793

		8,598,133

Construction Materials 0.6%
Summit Materials, Inc., Class A* (a)	118,453	3,724,176

Consumer Finance 0.7%
Enova International, Inc.*	36,900	560,880
EZCORP, Inc., Class A*	119,700	1,460,340
FirstCash, Inc. (a)	22,028	1,485,789
Green Dot Corp., Class A*	15,200	915,952

		4,422,961

Containers & Packaging 0.0%†
Berry Global Group, Inc.*	4,200	246,414

Distributors 0.1%
Funko, Inc., Class A* (a)	51,000	339,150

Diversified Consumer Services 0.7%
K12, Inc.*	54,700	869,730
Service Corp. International	89,388	3,335,960

		4,205,690

Diversified Financial Services 0.0%†
Marlin Business Services Corp.	12,900	288,960

Diversified Telecommunication Services 0.1%
IDT Corp., Class B*	45,400	481,240

Electric Utilities 1.6%
El Paso Electric Co.	21,300	1,178,955
Genie Energy Ltd., Class B	53,300	232,388
IDACORP, Inc.	30,500	2,786,480
MGE Energy, Inc.	9,750	615,225
PNM Resources, Inc.	3,200	129,440
Portland General Electric Co.	83,500	3,805,930
Spark Energy, Inc., Class A (a)	67,400	835,760
Westar Energy, Inc.	17,500	924,000

		10,508,178

Electrical Equipment 0.4%
General Cable Corp.	83,600	2,474,560

Electronic Equipment, Instruments & Components 3.7%
Anixter International, Inc.*	4,400	334,400
Benchmark Electronics, Inc.*	122,075	3,552,382
Coherent, Inc.*	6,572	1,854,750
Fitbit, Inc., Class A*	116,700	666,357
Insight Enterprises, Inc.*	104,600	4,005,134
Kimball Electronics, Inc.*	50,950	929,837
Plexus Corp.*	12,000	728,640
Sanmina Corp.*	56,411	1,861,563
Tech Data Corp.*	22,300	2,184,731
Universal Display Corp.	30,407	5,249,769
VeriFone Systems, Inc.*	103,435	1,831,834
Vishay Precision Group, Inc.*	25,000	628,750

		23,828,147

13

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 1.6%
Archrock, Inc.	26,400	$277,200
Core Laboratories NV	7,334	803,440
Exterran Corp.*	65,383	2,055,641
Mammoth Energy Services, Inc.*	4,700	92,261
McDermott International, Inc.*	371,600	2,445,128
Newpark Resources, Inc.*	175,561	1,509,825
Oil States International, Inc.* (a)	107,653	3,046,580

		10,230,075

Equity Real Estate Investment Trusts (REITs) 8.0%
Agree Realty Corp.	6,200	318,928
American Assets Trust, Inc.	5,200	198,848
Armada Hoffler Properties, Inc.	2,800	43,484
Ashford Hospitality Trust, Inc.	482,000	3,243,860
Bluerock Residential Growth REIT, Inc.	27,300	276,003
Cedar Realty Trust, Inc.	34,200	207,936
Chesapeake Lodging Trust	29,200	791,028
CorEnergy Infrastructure Trust, Inc.	4,200	160,440
CoreSite Realty Corp.	11,200	1,275,680
Cousins Properties, Inc.	213,670	1,976,448
CubeSmart	68,875	1,991,865
DCT Industrial Trust, Inc.	53,600	3,150,608
DiamondRock Hospitality Co.	229,300	2,588,797
EastGroup Properties, Inc.	3,000	265,140
First Industrial Realty Trust, Inc.	71,000	2,234,370
Franklin Street Properties Corp.	7,500	80,550
GEO Group, Inc. (The)	243,440	5,745,184
Getty Realty Corp.	76,000	2,064,160
Highwoods Properties, Inc.	21,600	1,099,656
Hudson Pacific Properties, Inc.	14,300	489,775
InfraREIT, Inc.	67,000	1,244,860
Invitation Homes, Inc.	8,824	207,982
Kite Realty Group Trust	132,297	2,593,021
NexPoint Residential Trust, Inc.	22,766	636,082
Physicians Realty Trust	114,239	2,055,160
Preferred Apartment Communities, Inc., Class A	155,300	3,144,825
Ramco-Gershenson Properties Trust	49,300	726,189
Retail Opportunity Investments Corp.	104,600	2,086,770
Rexford Industrial Realty, Inc.	41,400	1,207,224
RLJ Lodging Trust	38,017	835,233
Summit Hotel Properties, Inc.	115,800	1,763,634
Sun Communities, Inc.	9,700	899,966
Sunstone Hotel Investors, Inc.	138,974	2,297,240
Urstadt Biddle Properties, Inc., Class A	22,200	482,628
Xenia Hotels & Resorts, Inc.	154,900	3,344,291

		51,727,865

Food & Staples Retailing 0.4%
SpartanNash Co.	101,500	2,708,020

Food Products 1.3%
B&G Foods, Inc. (a)	73,592	2,586,759
Dean Foods Co.	71,800	830,008
Fresh Del Monte Produce, Inc.	45,893	2,187,719
Sanderson Farms, Inc.	4,600	638,388
TreeHouse Foods, Inc.*	47,557	2,352,169

		8,595,043

Gas Utilities 1.2%
New Jersey Resources Corp.	60,400	2,428,080
Southwest Gas Holdings, Inc.	37,300	3,001,904

Common Stocks (continued)

	Shares	Value

Gas Utilities (continued)
Spire, Inc.	15,800	$1,187,370
WGL Holdings, Inc.	11,300	969,992

		7,587,346

Health Care Equipment & Supplies 1.8%
CONMED Corp.	51,732	2,636,780
Integer Holdings Corp.*	3,800	172,140
Invacare Corp. (a)	126,800	2,136,580
Lantheus Holdings, Inc.*	85,200	1,742,340
LeMaitre Vascular, Inc.	76,388	2,432,194
LivaNova plc*	32,833	2,624,013

		11,744,047

Health Care Providers & Services 2.0%
Community Health Systems, Inc.* (a)	140,000	596,400
Cross Country Healthcare, Inc.*	39,700	506,572
Diplomat Pharmacy, Inc.*	111,900	2,245,833
HealthSouth Corp.	60,363	2,982,536
Kindred Healthcare, Inc.	70,600	684,820
Magellan Health, Inc.*	5,900	569,645
Molina Healthcare, Inc.* (a)	33,935	2,602,136
Owens & Minor, Inc.	60,700	1,146,016
Triple-S Management Corp., Class B*	22,800	566,580
WellCare Health Plans, Inc.*	4,900	985,439

		12,885,977

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	48,500	705,675

Hotels, Restaurants & Leisure 2.6%
Cheesecake Factory, Inc. (The)	48,629	2,342,945
Eldorado Resorts, Inc.* (a)	92,745	3,074,497
Lindblad Expeditions Holdings, Inc.*	231,213	2,263,575
Papa John’s International, Inc.	46,726	2,621,796
Pinnacle Entertainment, Inc.*	16,900	553,137
Playa Hotels & Resorts NV*	207,717	2,241,266
Red Rock Resorts, Inc., Class A	101,489	3,424,239

		16,521,455

Household Durables 1.2%
Beazer Homes USA, Inc.*	105,600	2,028,576
Hamilton Beach Brands Holding Co., Class A	7,500	192,675
Hooker Furniture Corp.	21,300	904,185
KB Home	92,400	2,952,180
Libbey, Inc.	38,900	292,528
Lifetime Brands, Inc.	63,400	1,046,100

		7,416,244

Household Products 1.0%
Central Garden & Pet Co., Class A*	175,170	6,605,661

Independent Power and Renewable Electricity Producers 1.1%
Algonquin Power & Utilities Corp.	135,084	1,507,537
Atlantic Power Corp.*	103,500	243,225
Dynegy, Inc.*	202,900	2,404,365
NRG Yield, Inc., Class C	18,300	345,870
Ormat Technologies, Inc. (a)	40,700	2,603,172

		7,104,169

14

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Insurance 3.1%
American Equity Investment Life Holding Co.	166,700	$5,122,691
Aspen Insurance Holdings Ltd.	18,300	742,980
Atlas Financial Holdings, Inc.*	12,900	265,095
CNO Financial Group, Inc.	193,800	4,784,922
Federated National Holding Co.	24,600	407,622
First American Financial Corp.	34,800	1,950,192
Horace Mann Educators Corp.	2,500	110,250
Kinsale Capital Group, Inc.	19,200	864,000
Maiden Holdings Ltd.	9,400	62,040
ProAssurance Corp.	36,218	2,069,859
Selective Insurance Group, Inc.	23,100	1,355,970
Stewart Information Services Corp.	36,700	1,552,410
United Fire Group, Inc.	4,400	200,552
Universal Insurance Holdings, Inc.	10,900	298,115

		19,786,698

Internet & Direct Marketing Retail 0.1%
Liberty TripAdvisor Holdings, Inc., Class A*	40,133	378,254

Internet Software & Services 0.2%
Bazaarvoice, Inc.*	67,400	367,330
Limelight Networks, Inc.*	205,500	906,255

		1,273,585

IT Services 1.4%
CSRA, Inc.	84,367	2,524,261
Sykes Enterprises, Inc.*	59,100	1,858,695
Travelport Worldwide Ltd.	204,800	2,676,736
Unisys Corp.* (a)	118,600	966,590
Virtusa Corp.*	25,400	1,119,632

		9,145,914

Life Sciences Tools & Services 1.1%
Bio-Rad Laboratories, Inc., Class A*	19,660	4,692,252
Bio-Techne Corp.	19,645	2,545,010

		7,237,262

Machinery 4.3%
FreightCar America, Inc.	11,300	193,004
Global Brass & Copper Holdings, Inc.	121,500	4,021,650
Hurco Cos., Inc.	3,100	130,820
Hyster-Yale Materials Handling, Inc.	10,200	868,632
John Bean Technologies Corp.	26,374	2,922,239
Kadant, Inc.	70,169	7,044,968
LB Foster Co., Class A*	8,000	217,200
Meritor, Inc.*	221,400	5,194,044
Mueller Industries, Inc.	64,622	2,289,557
Wabash National Corp. (a)	61,700	1,338,890
Woodward, Inc.	42,931	3,285,939

		27,506,943

Marine 0.1%
Costamare, Inc.	127,433	735,288

Media 0.5%
Gray Television, Inc.*	36,100	604,675
MDC Partners, Inc., Class A*	85,700	835,575
Salem Media Group, Inc.	67,000	301,500

Common Stocks (continued)

	Shares	Value

Media (continued)
Sinclair Broadcast Group, Inc., Class A	9,100	$344,435
Townsquare Media, Inc., Class A*	58,189	446,892
tronc, Inc.*	54,200	953,378

		3,486,455

Metals & Mining 1.4%
AK Steel Holding Corp.* (a)	257,200	1,455,752
Cleveland-Cliffs, Inc.* (a)	161,300	1,162,973
Commercial Metals Co.	48,200	1,027,624
Compass Minerals International, Inc. (a)	43,976	3,177,266
Ryerson Holding Corp.*	4,200	43,680
Schnitzer Steel Industries, Inc., Class A	10,200	341,700
Warrior Met Coal, Inc. (a)	59,100	1,486,365

		8,695,360

Mortgage Real Estate Investment Trusts (REITs) 0.9%
AG Mortgage Investment Trust, Inc.	9,600	182,496
Capstead Mortgage Corp.	215,800	1,866,670
Invesco Mortgage Capital, Inc.	91,900	1,638,577
Redwood Trust, Inc.	149,700	2,218,554

		5,906,297

Multi-Utilities 0.7%
Black Hills Corp.	44,342	2,665,398
NorthWestern Corp.	21,500	1,283,550
Unitil Corp.	8,000	364,960

		4,313,908

Oil, Gas & Consumable Fuels 2.6%
Abraxas Petroleum Corp.*	717,100	1,764,066
Arch Coal, Inc., Class A	16,800	1,565,088
Delek US Energy, Inc.	102,800	3,591,832
Denbury Resources, Inc.* (a)	871,900	1,926,899
Eclipse Resources Corp.*	196,000	470,400
EP Energy Corp., Class A* (a)	109,700	258,892
Green Plains, Inc.	13,700	230,845
Infinity Bio-energy Ltd.* (b)(c)	155,500	0
Midstates Petroleum Co., Inc.* (a)	26,400	437,712
NACCO Industries, Inc., Class A	3,700	139,305
Pacific Ethanol, Inc.*	96,400	438,620
Par Pacific Holdings, Inc.*	20,700	399,096
Peabody Energy Corp.*	8,300	326,771
Renewable Energy Group, Inc.* (a)	94,578	1,116,020
REX American Resources Corp.*	2,400	198,696
SemGroup Corp., Class A (a)	50,700	1,531,140
SRC Energy, Inc.*	79,500	678,135
W&T Offshore, Inc.*	407,600	1,349,156
World Fuel Services Corp.	6,900	194,166

		16,616,839

Paper & Forest Products 1.2%
Boise Cascade Co.	15,700	626,430
KapStone Paper and Packaging Corp.	14,900	338,081
Louisiana-Pacific Corp.*	64,900	1,704,274
Schweitzer-Mauduit International, Inc.	77,700	3,524,472
Verso Corp., Class A*	70,200	1,233,414

		7,426,671

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Pharmaceuticals 1.1%
Amphastar Pharmaceuticals, Inc.*	21,600	$415,584
Kala Pharmaceuticals, Inc.*	52,300	967,027
Lannett Co., Inc.* (a)	45,700	1,060,240
Pacira Pharmaceuticals, Inc.*	76,385	3,486,975
Zogenix, Inc.*	27,100	1,085,355

		7,015,181

Professional Services 1.2%
CRA International, Inc.	2,900	130,355
Kelly Services, Inc., Class A	64,400	1,756,188
Korn/Ferry International	47,700	1,973,826
RPX Corp.	82,464	1,108,316
TrueBlue, Inc.*	111,100	3,055,250

		8,023,935

Real Estate Management & Development 0.8%
Colliers International Group, Inc.	32,466	1,959,323
Howard Hughes Corp. (The)*	24,286	3,188,023

		5,147,346

Road & Rail 1.7%
ArcBest Corp.	132,900	4,751,175
Genesee & Wyoming, Inc., Class A*	36,500	2,873,645
Roadrunner Transportation Systems, Inc.*	101,200	780,252
YRC Worldwide, Inc.*	169,700	2,440,286

		10,845,358

Semiconductors & Semiconductor Equipment 1.8%
Alpha & Omega Semiconductor Ltd.*	120,253	1,967,339
Amkor Technology, Inc.*	213,300	2,143,665
Cypress Semiconductor Corp.	172,063	2,622,240
First Solar, Inc.*	11,200	756,224
Inphi Corp.* (a)	66,769	2,443,745
Photronics, Inc.*	68,900	587,373
SMART Global Holdings, Inc.*	19,900	670,630
Xcerra Corp.*	34,100	333,839

		11,525,055

Software 2.2%
Barracuda Networks, Inc.*	38,995	1,072,363
CyberArk Software Ltd.*	66,371	2,747,096
Progress Software Corp.	28,692	1,221,418
PTC, Inc.*	76,469	4,647,021
QAD, Inc., Class A	14,700	571,095
Take-Two Interactive Software, Inc.*	28,400	3,117,752
TiVo Corp.	139	2,168
Verint Systems, Inc.*	20,300	849,555

		14,228,468

Specialty Retail 2.6%
American Eagle Outfitters, Inc.	69,500	1,306,600
Caleres, Inc.	34,700	1,161,756
Children’s Place, Inc. (The)	16,200	2,354,670
Citi Trends, Inc.	26,700	706,482
Conn’s, Inc.* (a)	33,600	1,194,480
GNC Holdings, Inc., Class A* (a)	3,300	12,177
Group 1 Automotive, Inc.	16,100	1,142,617
Office Depot, Inc.	903,700	3,199,098

Common Stocks (continued)

	Shares	Value

Specialty Retail (continued)
Pier 1 Imports, Inc.	206,100	$853,254
Tailored Brands, Inc.	215,100	4,695,633

		16,626,767

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	28,602	3,360,449
Deckers Outdoor Corp.*	14,800	1,187,700
Perry Ellis International, Inc.*	23,700	593,448

		5,141,597

Thrifts & Mortgage Finance 2.6%
Charter Financial Corp.	24,800	434,992
Dime Community Bancshares, Inc.	45,400	951,130
First Defiance Financial Corp.	9,300	483,321
Flagstar Bancorp, Inc.*	27,157	1,016,215
Hingham Institution for Savings	5,077	1,050,939
HomeStreet, Inc.*	20,100	581,895
Meta Financial Group, Inc.	20,100	1,862,265
MGIC Investment Corp.*	238,000	3,358,180
Nationstar Mortgage Holdings, Inc.*	48,700	900,950
PennyMac Financial Services, Inc., Class A*	81,400	1,819,290
Provident Financial Holdings, Inc.	7,500	138,000
Radian Group, Inc.	14,200	292,662
TrustCo Bank Corp.	72,900	670,680
United Community Financial Corp.	24,100	220,033
Walker & Dunlop, Inc.*	53,400	2,536,500
WSFS Financial Corp.	3,100	148,335

		16,465,387

Trading Companies & Distributors 1.2%
Applied Industrial Technologies, Inc.	2,600	177,060
CAI International, Inc.*	24,800	702,336
DXP Enterprises, Inc.*	26,300	777,691
MRC Global, Inc.*	172,400	2,917,008
NOW, Inc.* (a)	186,400	2,055,992
Titan Machinery, Inc.*	37,800	800,226
Veritiv Corp.*	20,700	598,230

		8,028,543

Water Utilities 0.1%
Artesian Resources Corp., Class A	3,800	146,528
Consolidated Water Co. Ltd.	33,000	415,800

		562,328

Total Common Stocks (cost $518,900,379)		632,513,502

Master Limited Partnership 0.3%

		Market Value

Hotels, Restaurants & Leisure 0.3%
Cedar Fair LP	25,951	1,686,555

Total Master Limited Partnership (cost $1,670,435)		1,686,555

16

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund (Continued)

Repurchase Agreements 3.9%

	Principal Amount	Value

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $3,321,775, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $3,387,676. (d)(e)	$3,321,251	$3,321,251
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $12,001,867, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $12,240,002. (d)(e)	12,000,000	12,000,000
RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $10,002,625, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $10,200,116. (d)(e)	10,000,000	10,000,000

Total Repurchase Agreements (cost $25,321,251)		25,321,251

Total Investments (cost $545,892,065) — 102.6%		659,521,308

Liabilities in excess of other assets — (2.6)%		(16,404,616)

NET ASSETS — 100.0%		$643,116,692

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $33,661,771, which was collateralized by cash used to purchase repurchase agreements with a total value of $25,321,251 and by $9,454,466 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 5.00%, and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $34,775,717.

(b)	Illiquid security (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $25,321,251.

(e)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	64	3/2018	USD	4,916,800	24,192

					24,192

At December 31, 2017 the Fund had $390,000 segregated as collateral with the broker for open futures contract.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund
Assets:
Investment securities, at value* (cost $520,570,814)	$634,200,057
Repurchase agreements, at value (cost $25,321,251)	25,321,251
Cash	8,320,438
Deposits with broker for futures contracts	390,000
Interest and dividends receivable	1,073,587
Security lending income receivable	31,856
Receivable for investments sold	1,058,560
Receivable for capital shares issued	300,304
Prepaid expenses	817

Total Assets	670,696,870

Liabilities:
Payable for investments purchased	1,443,266
Payable for capital shares redeemed	197,984
Payable for variation margin on futures contracts	41,914
Payable upon return of securities loaned (Note 2)	25,321,251
Accrued expenses and other payables:
Investment advisory fees	451,340
Fund administration fees	27,123
Distribution fees	9,752
Administrative servicing fees	39,763
Accounting and transfer agent fees	465
Trustee fees	98
Due to custodian	8,730
Custodian fees	1,982
Compliance program costs (Note 3)	609
Professional fees	19,638
Printing fees	12,143
Other	4,120

Total Liabilities	27,580,178

Net Assets	$643,116,692

Represented by:
Capital	$471,731,680
Accumulated undistributed net investment income	830,557
Accumulated net realized gains from investment securities, futures contracts and foreign currency transactions	56,901,020
Net unrealized appreciation/(depreciation) in investment securities	113,629,243
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	24,192

Net Assets	$643,116,692

18

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager Small Cap Value Fund
Net Assets:
Class I Shares	$179,948,753
Class II Shares	45,811,865
Class IV Shares	23,951,637
Class Y Shares	393,404,437

Total	$643,116,692

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	11,730,730
Class II Shares	3,061,582
Class IV Shares	1,561,691
Class Y Shares	25,584,383

Total	41,938,386

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.34
Class II Shares	$14.96
Class IV Shares	$15.34
Class Y Shares	$15.38

*	Includes value of securities on loan of $33,661,771 (Note 2).

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$8,864,106
Income from securities lending (Note 2)	545,461
Interest income	98,939
Foreign tax withholding	(13,521)

Total Income	9,494,985

EXPENSES:
Investment advisory fees	4,923,548
Fund administration fees	216,695
Distribution fees Class II Shares	110,283
Administrative servicing fees Class I Shares	266,547
Administrative servicing fees Class II Shares	66,170
Administrative servicing fees Class IV Shares	34,449
Professional fees	69,352
Printing fees	18,687
Trustee fees	17,812
Custodian fees	20,547
Accounting and transfer agent fees	2,627
Compliance program costs (Note 3)	2,484
Other	9,149

Total expenses before fees waived	5,758,350

Investment advisory fees voluntarily waived (Note 3)	(41,771)

Net Expenses	5,716,579

NET INVESTMENT INCOME	3,778,406

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	57,197,291
Expiration or closing of futures contracts (Note 2)	710,802
Foreign currency transactions (Note 2)	(11)

Net realized gains	57,908,082

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(9,357,842)
Futures contracts (Note 2)	93,577
Translation of assets and liabilities denominated in foreign currencies	(20)

Net change in unrealized appreciation/depreciation	(9,264,285)

Net realized/unrealized gains	48,643,797

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$52,422,203

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$3,778,406	$3,546,572
Net realized gains	57,908,082	30,004,521
Net change in unrealized appreciation/depreciation	(9,264,285)	78,978,993

Change in net assets resulting from operations	52,422,203	112,530,086

Distributions to Shareholders From:
Net investment income:
Class I	(891,262)	(1,080,744)
Class II	(125,954)	(177,975)
Class IV	(117,692)	(137,715)
Class Y	(2,518,594)	(1,903,389)
Net realized gains:
Class I	(8,410,987)	(16,721,565)
Class II	(2,125,955)	(3,800,121)
Class IV	(1,100,565)	(2,106,996)
Class Y	(18,435,668)	(23,650,112)

Change in net assets from shareholder distributions	(33,726,677)	(49,578,617)

Change in net assets from capital transactions	95,605,880	3,810,320

Change in net assets	114,301,406	66,761,789

Net Assets:
Beginning of year	528,815,286	462,053,497

End of year	$643,116,692	$528,815,286

Accumulated undistributed net investment income at end of year	$830,557	$864,013

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,823,101	$12,550,099
Dividends reinvested	9,302,249	17,802,309
Cost of shares redeemed	(32,268,202)	(28,066,509)

Total Class I Shares	(17,142,852)	2,285,899

Class II Shares
Proceeds from shares issued	3,695,756	6,696,072
Dividends reinvested	2,251,909	3,978,096
Cost of shares redeemed	(7,799,437)	(5,740,399)

Total Class II Shares	(1,851,772)	4,933,769

Class IV Shares
Proceeds from shares issued	764,291	505,545
Dividends reinvested	1,218,257	2,244,711
Cost of shares redeemed	(2,551,566)	(2,944,853)

Total Class IV Shares	(569,018)	(194,597)

Class Y Shares
Proceeds from shares issued	136,654,073	3,805,520
Dividends reinvested	20,954,262	25,553,501
Cost of shares redeemed	(42,438,813)	(32,573,772)

Total Class Y Shares	115,169,522	(3,214,751)

Change in net assets from capital transactions	$95,605,880	$3,810,320

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
SHARE TRANSACTIONS:
Class I Shares
Issued	389,541	921,841
Reinvested	663,436	1,357,432
Redeemed	(2,156,908)	(2,110,793)

Total Class I Shares	(1,103,931)	168,480

Class II Shares
Issued	254,263	498,337
Reinvested	165,460	311,379
Redeemed	(535,729)	(441,817)

Total Class II Shares	(116,006)	367,899

Class IV Shares
Issued	50,638	37,413
Reinvested	86,880	171,145
Redeemed	(171,278)	(216,630)

Total Class IV Shares	(33,760)	(8,072)

Class Y Shares
Issued	8,969,068	285,421
Reinvested	1,485,952	1,939,077
Redeemed	(2,828,761)	(2,278,207)

Total Class Y Shares	7,626,259	(53,709)

Total change in shares	6,372,562	474,598

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2017	$14.88	0.08	1.19	1.27	(0.08)	(0.73)	(0.81)	$15.34	9.06%		$179,948,753	1.04%	0.57%	1.05%	51.07%
Year Ended December 31, 2016	$13.18	0.09	3.11	3.20	(0.08)	(1.42)	(1.50)	$14.88	25.93%		$191,007,874	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.07)	(0.96)	(0.10)	(1.62)	(1.72)	$13.18	(6.02%	)	$166,896,737	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	$15.86	7.02%		$196,289,425	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013	$11.81	0.10	4.65	4.75	(0.12)	—	(0.12)	$16.44	40.28%	(e)	$210,852,823	1.06%	0.73%	1.09%	52.17%

Class II Shares
Year Ended December 31, 2017	$14.54	0.05	1.14	1.19	(0.04)	(0.73)	(0.77)	$14.96	8.75%		$45,811,865	1.29%	0.32%	1.30%	51.07%
Year Ended December 31, 2016	$12.92	0.06	3.04	3.10	(0.06)	(1.42)	(1.48)	$14.54	25.61%		$46,205,478	1.31%	0.47%	1.31%	52.39%
Year Ended December 31, 2015	$15.59	0.07	(1.05)	(0.98)	(0.07)	(1.62)	(1.69)	$12.92	(6.29%	)	$36,287,147	1.30%	0.50%	1.31%	40.80%
Year Ended December 31, 2014	$16.19	0.04	0.99	1.03	(0.05)	(1.58)	(1.63)	$15.59	6.77%		$39,407,075	1.30%	0.25%	1.33%	38.88%
Year Ended December 31, 2013	$11.63	0.07	4.58	4.65	(0.09)	—	(0.09)	$16.19	40.02%		$39,094,138	1.30%	0.49%	1.34%	52.17%

Class IV Shares
Year Ended December 31, 2017	$14.88	0.08	1.19	1.27	(0.08)	(0.73)	(0.81)	$15.34	9.07%		$23,951,637	1.04%	0.57%	1.05%	51.07%
Year Ended December 31, 2016	$13.17	0.09	3.12	3.21	(0.08)	(1.42)	(1.50)	$14.88	26.03%		$23,739,941	1.06%	0.70%	1.06%	52.39%
Year Ended December 31, 2015	$15.86	0.11	(1.08)	(0.97)	(0.10)	(1.62)	(1.72)	$13.17	(6.10%	)	$21,125,484	1.05%	0.74%	1.06%	40.80%
Year Ended December 31, 2014	$16.44	0.08	1.00	1.08	(0.08)	(1.58)	(1.66)	$15.86	7.02%		$25,210,141	1.05%	0.49%	1.08%	38.88%
Year Ended December 31, 2013	$11.80	0.10	4.66	4.76	(0.12)	—	(0.12)	$16.44	40.40%		$27,139,734	1.06%	0.73%	1.09%	52.17%

Class Y Shares
Year Ended December 31, 2017	$14.92	0.11	1.18	1.29	(0.10)	(0.73)	(0.83)	$15.38	9.19%		$393,404,437	0.89%	0.73%	0.90%	51.07%
Year Ended December 31, 2016	$13.20	0.11	3.13	3.24	(0.10)	(1.42)	(1.52)	$14.92	26.20%		$267,861,993	0.91%	0.85%	0.91%	52.39%
Year Ended December 31, 2015	$15.89	0.13	(1.08)	(0.95)	(0.12)	(1.62)	(1.74)	$13.20	(5.94%	)	$237,744,129	0.90%	0.89%	0.91%	40.80%
Year Ended December 31, 2014	$16.46	0.11	1.01	1.12	(0.11)	(1.58)	(1.69)	$15.89	7.23%		$305,028,474	0.90%	0.66%	0.93%	38.88%
Year Ended December 31, 2013	$11.82	0.13	4.65	4.78	(0.14)	—	(0.14)	$16.46	40.53%		$281,471,710	0.91%	0.88%	0.94%	52.17%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other series of the Trust that operate as fund-of-funds, such as the NVIT Cardinal Funds.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “ Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

24

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might

25

Notes to Financial Statements (Continued)

December 31, 2017

reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$10,697,847	$—	$—	$10,697,847
Airlines	3,350,610	—	—	3,350,610
Auto Components	14,061,271	—	—	14,061,271
Banks	109,025,195	—	—	109,025,195
Biotechnology	12,540,851	—	—	12,540,851
Building Products	10,549,190	—	—	10,549,190
Capital Markets	14,157,670	—	—	14,157,670
Chemicals	8,222,232	—	—	8,222,232
Commercial Services & Supplies	21,225,703	—	—	21,225,703
Communications Equipment	9,614,308	—	—	9,614,308
Construction & Engineering	8,598,133	—	—	8,598,133
Construction Materials	3,724,176	—	—	3,724,176
Consumer Finance	4,422,961	—	—	4,422,961
Containers & Packaging	246,414	—	—	246,414
Distributors	339,150	—	—	339,150
Diversified Consumer Services	4,205,690	—	—	4,205,690
Diversified Financial Services	288,960	—	—	288,960
Diversified Telecommunication Services	481,240	—	—	481,240
Electric Utilities	10,508,178	—	—	10,508,178
Electrical Equipment	2,474,560	—	—	2,474,560
Electronic Equipment, Instruments & Components	23,828,147	—	—	23,828,147
Energy Equipment & Services	10,230,075	—	—	10,230,075
Equity Real Estate Investment Trusts (REITs)	51,727,865	—	—	51,727,865
Food & Staples Retailing	2,708,020	—	—	2,708,020
Food Products	8,595,043	—	—	8,595,043
Gas Utilities	7,587,346	—	—	7,587,346
Health Care Equipment & Supplies	11,744,047	—	—	11,744,047
Health Care Providers & Services	12,885,977	—	—	12,885,977

26

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Health Care Technology	$705,675	$—	$—	$705,675
Hotels, Restaurants & Leisure	16,521,455	—	—	16,521,455
Household Durables	7,416,244	—	—	7,416,244
Household Products	6,605,661	—	—	6,605,661
Independent Power and Renewable Electricity Producers	7,104,169	—	—	7,104,169
Insurance	19,786,698	—	—	19,786,698
Internet & Direct Marketing Retail	378,254	—	—	378,254
Internet Software & Services	1,273,585	—	—	1,273,585
IT Services	9,145,914	—	—	9,145,914
Life Sciences Tools & Services	7,237,262	—	—	7,237,262
Machinery	27,506,943	—	—	27,506,943
Marine	735,288	—	—	735,288
Media	3,486,455	—	—	3,486,455
Metals & Mining	8,695,360	—	—	8,695,360
Mortgage Real Estate Investment Trusts (REITs)	5,906,297	—	—	5,906,297
Multi-Utilities	4,313,908	—	—	4,313,908
Oil, Gas & Consumable Fuels	16,616,839	—	—	16,616,839
Paper & Forest Products	7,426,671	—	—	7,426,671
Pharmaceuticals	7,015,181	—	—	7,015,181
Professional Services	8,023,935	—	—	8,023,935
Real Estate Management & Development	5,147,346	—	—	5,147,346
Road & Rail	10,845,358	—	—	10,845,358
Semiconductors & Semiconductor Equipment	11,525,055	—	—	11,525,055
Software	14,228,468	—	—	14,228,468
Specialty Retail	16,626,767	—	—	16,626,767
Textiles, Apparel & Luxury Goods	5,141,597	—	—	5,141,597
Thrifts & Mortgage Finance	16,465,387	—	—	16,465,387
Trading Companies & Distributors	8,028,543	—	—	8,028,543
Water Utilities	562,328	—	—	562,328
Total Common Stocks	$632,513,502	$—	$—	$632,513,502
Futures Contracts	24,192	—	—	24,192
Master Limited Partnership	1,686,555	—	—	1,686,555
Repurchase Agreements	—	25,321,251	—	25,321,251
Total	$634,224,249	$25,321,251	$—	$659,545,500

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2017, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

27

Notes to Financial Statements (Continued)

December 31, 2017

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to gain or reduce exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

28

Notes to Financial Statements (Continued)

December 31, 2017

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Payable for variation margin on futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2017

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized appreciation on futures contracts	$24,192
Total		$24,192
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$710,802
Total	$710,802

Change in Unrealized Appreciation/Depreciation in the Value of Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2017

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$93,577
Total	$93,577

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended December 31, 2017:

Futures Contracts:
Average Notional Balance Long	$7,797,684

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. At December 31, 2017, the Fund has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

29

Notes to Financial Statements (Continued)

December 31, 2017

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $25,321,251, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(e)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In

30

Notes to Financial Statements (Continued)

December 31, 2017

repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048

RBS Securities, Inc., 1.35%, dated 12/28/2017, due 1/4/2018, repurchase price $125,032,813, collateralized by U.S. Government Treasury Securities, ranging from 1.75% - 2.25%, maturing 10/31/2021 - 1/31/2024; total market value $127,501,456.

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$3,321,251	$—	$3,321,251	$(3,321,251)	$—
Nomura Securities International, Inc.	12,000,000	—	12,000,000	(12,000,000)	—
RBS Securities, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$25,321,251	$—	$25,321,251	$(25,321,251)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

31

Notes to Financial Statements (Continued)

December 31, 2017

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts, redesignation of distributions and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

32

Notes to Financial Statements (Continued)

December 31, 2017

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities, Futures Contracts and Foreign Currency Transactions
$(1,846)	$(158,360)	$160,206

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

33

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.87%
$200 million and more	0.82%

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before voluntary fee waivers was 0.84%, and after voluntary fee waivers was 0.83%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written contract (the “Fee Waiver Agreement”) waiving an amount of investment advisory fees of the Fund equal to the amount of subadvisory fees waived by J.P. Morgan Investment Management Inc. (the “Subadviser”) pursuant a letter agreement entered into by NFA and the Subadviser dated July 7,2017 (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subadviser will waive a portion of its subadvisory fee in an amount equal to the subadvisory fees attributable to the value of the Fund’s assets invested by retirement plan and IRA customers of financial intermediaries that are affiliated with the Subadviser. Pursuant to the Fee Waiver Agreement, the waiver of such investment advisory fees by NFA began as of June 9, 2017, and will continue in effect for so long as the Letter Agreement remains in effect. The Letter Agreement will remain in effect until NFA receives advance written notice from the Subadviser of its termination. The Subadviser may terminate the Letter Agreement at any time on at least 60 days’ written notice to NFA. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $41,771, for which NFA shall not be entitled to later seek recoupment

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $216,695 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

34

Notes to Financial Statements (Continued)

December 31, 2017

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $2,484.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $367,166.

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes,

35

Notes to Financial Statements (Continued)

December 31, 2017

subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $367,384,519 and sales of $296,073,996 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively

36

Notes to Financial Statements (Continued)

December 31, 2017

collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $30,970 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,526,521	$29,200,156	$33,726,677	$—	$33,726,677

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,299,823	$46,278,794	$49,578,617	$—	$49,578,617

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$6,571,668	$51,626,571	$58,198,239	$—	$113,186,773	$171,385,012

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

37

Notes to Financial Statements (Continued)

December 31, 2017

As of December 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$546,358,727	$133,478,402	$(20,291,629)	$113,186,773

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Multi-Manager Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Cap Value Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

39

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 69.79%.

The Fund designates $29,200,156 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

40

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

41

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

42

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

43

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

44

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

45

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

46

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

47

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

48

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

49

Annual Report

December 31, 2017

NVIT Multi-Manager Small Company Fund

AR-MM-SCO 2/18

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a monthly schedule of portfolio holdings for the NVIT Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at sec.gov.

Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.

NVIT Funds are not sold to individual investors. These investment options are underlying subaccounts and cannot be purchased directly by the public. They are only available through variable products issued by life insurance companies.

Nationwide Funds Group (NFG) comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Variable products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), member FINRA.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. ©2018

Message to Investors

December 31, 2017

Dear Investor,

Last year the U.S. market was incredibly strong by almost every standard, with the S&P 500® Index (S&P 500) returning nearly 22% for 2017. During all 12 months of the year, the Index posted positive returns, which has never happened before, and the S&P 500 has now risen for nine consecutive quarters.

Primary reasons for the high equity returns included hope for tax reform, regulatory relief and the prospect for infrastructure spending, strong earnings — in the United States as well as internationally — and global growth.

Tax reform was a key headline in 2017, and the recent passage of a tax reform bill has lifted expectations for 2018. Gross domestic product (GDP) growth is now anticipated to reach 2.9% for the year, up from a baseline forecast of 2.1%. Tax reform in 2018 could add 5% to 10% to S&P 500 profits. U.S.-focused sectors — including telecommunications, retail and utilities, which generally have higher tax rates — may gain the most. Small-capitalization stocks, which also tend to concentrate on U.S. markets, could be among the big beneficiaries as well.

In 2017, we were excited to partner with three new subadvisers for the Nationwide Variable Insurance Trust Funds: AQR Capital Management, LLC; DoubleLine Capital LP; and Loomis, Sayles & Company, L.P. These new subadvisers bring compelling investment processes and expertise that help fulfill investor expectations.

Finding successful subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe our subadviser partners will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping investors make informed investment decisions.

We appreciate your continued trust, wish you a great year in 2018 and thank you for investing in Nationwide Variable Insurance Trust.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Economic Review

During the annual reporting period ended December 31, 2017, equity markets rallied sharply as an improving economic and earnings environment teamed with optimism for pro-growth policies by the new U.S. presidential administration drove equity returns. Fixed-income returns, however, were modest on higher short-term rates and narrowing credit spreads. U.S. equities were quite strong, with the S&P 500® Index (S&P 500) returning 21.83% for the reporting period, establishing monthly closing highs in each of the 12 months of the period. International markets also rallied sharply on a strong economic rebound as well as improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 25.03% for the period, while the MSCI Emerging Markets® Index outperformed at 37.28%.

In the United States, equity markets showed consistent and stable growth during the reporting period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved throughout the period, with 2.3% growth in 2017 compared with 1.5% in 2016. Expectations are for continued steady growth, with Nationwide Economics projecting 2.9% and 2.6%, respectively, in 2018 and 2019. Corporate profits were a key driver to equity returns, with S&P 500 earnings growth roughly 11% on 6% sales growth in 2017. Expectations are for continued strong growth, with 6% sales growth and 17% earnings growth forecast for 2018.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in March, June and December of 2017. Inflation is moving toward its 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target three additional hikes in 2018. Long-term interest rates were volatile during the reporting period, spiking initially in anticipation of the pro-growth initiatives of the Trump administration driving inflation. Rates fell between inauguration day and August 2017, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 calendar months for the first time on record.

Entering the reporting period, the S&P 500 rallied following election day through year-end on the hope that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns were positive for each month of the 12-month calendar period, representing the first time on record that this has happened. Returns ranged from 0.1% in March to 4.0% in February. The best-performing sectors were technology, materials and industrials, while energy, telecommunications and real estate lagged. Large-capitalization stocks outperformed small-capitalization stocks, and growth stocks substantially outperformed value stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from a recent extended time of underperformance. In fact, from the start of 2010 through mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since mid-2016, the MSCI EAFE has outperformed in four of the past six quarters. With news about the Brexit and worries about the populist wave in Europe stabilizing, investors turned their focus toward acceleration in economic data and corporate profits. Foreign central banks continue to be aggressively stimulative, in contrast to the Federal Reserve, which is tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short end of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield fell slightly from 2.48% to 2.43% during the period, though it finished the year up sharply from the 2.04% level posted in September 2017. Short-term rates rose substantially during the period, causing the

2

Economic Review (cont.)

spread between the 10-year and 2-year Treasury bonds to narrow by 0.7%.

Index	Annual Total Return (as of December 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.84%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	4.19%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	8.17%
Bloomberg Barclays Municipal Bond	5.45%
Bloomberg Barclays U.S. Aggregate Bond	3.54%
Bloomberg Barclays U.S. Corporate High Yield	7.50%
MSCI EAFE®	25.03%
MSCI Emerging Markets®	37.28%
MSCI World ex USA	24.21%
Russell 1000® Growth	30.21%
Russell 1000® Value	13.66%
Russell 2000®	14.65%
S&P 500®	21.83%

Source: Morningstar

3

Fund Commentary	NVIT Multi-Manager Small Company Fund

For the annual period ended December 31, 2017, the NVIT Multi-Manager Small Company Fund (Class I) returned 13.49% versus 14.65% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 79 funds as of December 31, 2017) was 13.44% for the same time period. Performance for the Fund’s other share classes versus the Fund’s benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.

This Fund is subadvised by: Jacobs Levy Equity Management, Inc.; OppenheimerFunds, Inc.; and Putnam Investment Management, LLC.

The following commentary is provided by Jacobs Levy Equity Management, Inc.

U.S. equities rose in 2017, as the broad equity market notched its ninth consecutive year of gains. Growth markedly bested value. Large-capitalization stocks outperformed mid-caps and small-caps, and dynamic stocks generally outpaced defensive stocks.

Stocks rose throughout most of 2017, buoyed by tax reform expectations, strong corporate earnings, robust global growth, and encouraging domestic economic data. Although potential concerns abounded, including rising interest rates, geopolitical risks, and ongoing political controversy, investors remained optimistic and market volatility declined to historic lows.

The U.S. economic recovery, entering its ninth year, showed little sign of weakening. The U.S. unemployment rate dropped to 4.1%, manufacturing expanded, and third-quarter gross domestic product (GDP) growth came in at 3.2% annualized — up slightly from 3.1% for the second quarter, and substantially higher than the GDP for the first quarter. Retail sales rose year-over-year, and consumer confidence hit its highest level since 2000. Corporate earnings outpaced estimates and were expected to show their best rate of annual growth since 2011.

In response to the encouraging data, the Federal Reserve began to shift toward a less accommodative monetary policy. At each of its March, June, and December meetings, the Federal Open Market Committee (FOMC) raised the federal funds rate by 25 basis points, or 0.25%, so that by year-end, the rate stood at a range of 1.25% – 1.50%. The FOMC also began the process of reducing its $4.5 trillion balance sheet.

As the year came to a close, President Trump signed the tax reform bill, which lowered the corporate tax rate. Investors welcomed the likely positive effect on corporate earnings, and by year-end, U.S. equities had posted the best annual return since 2013.

Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods.

The firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing. Modeling is based on reasonable, intuitive relationships between our proprietary factors and stock prices, and results in a multidimensional security selection system that can offer breadth of inquiry and depth of analysis. We believe that breadth of inquiry maximizes the number of investment insights. Depth of analysis captures the intricacies of stock price behavior, including variations in price responses across different types of companies, industries and market subsets.

Based on the fundamental valuations and opportunities discovered by our factor models, we forecast expected returns for every security in

4

Fund Commentary (cont.)	NVIT Multi-Manager Small Company Fund

our investment universe. These expected security returns as well as our estimates of expected transaction costs are critical inputs to our daily process for constructing portfolios. The same factor models that provide us with insights into security mispricings also provide insights into sources of risk. By considering expected returns and risks through the same lens, we seek to construct portfolios that balance return and risk. Portfolios also are diversified across individual stocks, industries and sectors.

During the year, security selection in Financials, Energy and Real Estate benefited the Fund, although security selection in Health Care, Consumer Staples and Industrials detracted from performance. Overweights of Industrials and Information Technology, and an underweight of Energy, also helped, although an underweight of Utilities detracted.

In response to changes in the environment, exposure to our value and price reversal models was reduced somewhat. The Fund’s underweights to price momentum and models of quality moderated, and our exposure to growth models increased. Among signals from company managements and security analysts, revisions in analysts’ sales estimates benefited the Fund, although earnings surprises detracted from performance. As for information from investors and prices, our model of investor sentiment contributed, but intermediate-term price reversals detracted. With respect to quality measures, conservative earnings accruals and underweighting positive earnings helped, while beta and consistent earnings estimates hurt. Among growth and value measures, historical growth, competitive technological strength, book-to-price value and underweighting dividend yield contributed, but sales-to-price and Dividend Discount Model value (a method of determining if a stock is undervalued) detracted. The Fund’s industry overweights and underweights are typically modest, and contributed to Fund performance in 2017.

This Fund’s sleeve did not invest in derivatives.

Subadviser:

Jacobs Levy Equity Management, Inc.

Portfolio Managers:

Bruce I. Jacobs, Ph.D. and Kenneth N. Levy, CFA

The following commentary is provided by OppenheimerFunds, Inc.

Domestic equities posted solid gains in 2017, continuing their strong upward move following the November 2016 U.S. presidential election. Investors anticipated an administration friendly to both the economy and financial markets. Less regulation, tax reform and other policies favorable to domestic economic growth were on the new administration’s agenda. Consumer and business confidence remained high, corporate earnings strengthened, and other macroeconomic factors (employment, capital expenditures) were favorable, while inflationary pressures (wage growth, commodity prices, interest rates) seemed contained. During the year, growth indexes outperformed their value counterparts.

Top individual contributors to performance for the reporting period included Take-Two Interactive Software (Information Technology), Shopify (Information Technology) and XPO Logistics (Industrials). Take-Two Interactive Software, a leading publisher and distributor of video games, reported strong financial results throughout the reporting period. It reported strong digital growth led by Grand Theft Auto Online, which is still setting new revenue highs in its fourth year of operations. We believe that the company’s growth thesis is supported by a strong pipeline of upcoming product launches combined with an ongoing shift to digital from physical purchases. Shopify, a cloud-based provider of e-commerce solutions to small businesses and entrepreneurs, reported financial results above consensus on the top and bottom lines, driven by record a quarter of net new merchant adds. The company also raised fiscal year 2017 guidance. XPO Logistics, a non-asset-based freight transportation provider, recorded record quarterly profits during the reporting period. The company benefited from strong e-commerce demand for its contract logistics and “last mile” deliveries to households.

Top detractors from performance for the reporting period included Trivago (Information

5

Fund Commentary (cont.)	NVIT Multi-Manager Small Company Fund

Technology), U.S. Silica Holdings (Energy), and NuVasive (Health Care). Trivago is an online travel company providing travelers the capability to search and compare hotel prices and availability across multiple websites. In September, the company lowered its 2017 revenue and EBITDA forecast. We exited the Fund’s position. U.S. Silica Holdings’ performance was largely due to the weakened outlook for frac sand pricing as plans for capacity additions are folded into the supply-demand picture. We also exited this position from the Fund. NuVasive, Inc. (NUVA) develops and sells surgical products and services for the spine. NUVA reported disappointing financial results during the reporting period, partly due to slower volume growth in its core spinal surgery business; we exited the Fund’s position.

At period end, the Fund had overweight positions relative to the Index in the Industrials, Information Technology, Financials and Energy sectors, and its largest underweight positions in the Health Care, Consumer Staples and Real Estate sectors. The Fund had no investments in the Consumer Staples, Telecommunication Services and Utilities sectors.

This Fund’s sleeve did not utilize derivatives.

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

Looking forward, we expect the U.S. economy to expand somewhat faster than the 2% growth trajectory of the past several years due to uplift from a synchronized global recovery. Although interest rates remain very low in a historical context, monetary stimulus has peaked. We believe the Federal Reserve will gradually raise short-term rates while buying fewer bonds. Meanwhile, corporate profits are growing at a healthy pace and cash flows are being directed to dividends, buybacks and acquisitions. Equity valuations remain high, but the bull market may persist given the favorable macroeconomic conditions. Technology-driven disruption remains abundant across the economy and is at the forefront of our fundamental research. We are cautiously optimistic about the prospects for small-cap growth stocks. We believe our opportunity set remains compelling, and we expect stock selection to continue to drive the Fund’s relative performance.

Subadviser:

OppenheimerFunds, Inc.

Portfolio Managers:

Ash Shah, CFA, CPA; and

Ronald J. Zibelli Jr., CFA

The following commentary is provided by Putnam Investment Management, LLC

Despite headwinds of policy uncertainty at home and political tension with North Korea, U.S. equities continued their historic rally in 2017, buoyed by positive corporate earnings and economic data, as well as optimism that the Trump Administration would implement its agenda of tax reform, infrastructure spending and business deregulation.

In the first quarter, investor enthusiasm about the “Trump trade” began to waver, and U.S. stocks declined briefly after Congress failed to repeal the Affordable Care Act. Two additional brief downturns came in May and August as investors became more skeptical about the Administration’s ability to deliver on its pro-growth agenda.

At the end of August, small-cap value stocks were in negative territory for the year. However, economic data remained positive during the year, reflecting persistent GDP growth and a solid job market, which supported equity prices. Some progress on business deregulation also supported equity markets, but multiple delays for tax reform weighed on stocks periodically throughout the second half of the year.

Citing stable economic growth, solid employment and a proactive stance regarding inflation, the Federal Reserve raised rates in March, June and December, and began balance-sheet reduction in October.

6

Fund Commentary (cont.)	NVIT Multi-Manager Small Company Fund

Small-cap value stocks rebounded in the final quarter with the nomination of a new Federal Reserve chair and the introduction of the tax reform package on Capitol Hill. Economic data remained positive and retail sales set a holiday record. In the final weeks of the year, Congress finalized an agreement and passed a $1.4 trillion tax reform bill.

In general, equity markets experienced low volatility and positive momentum, despite increasing tensions with North Korea over missile testing during the period. Volatility was brief, even after North Korea conducted significant missile tests in August and November.

During the 2017 calendar year, U.S. small-cap value stocks generated positive performance, with the Russell 2000 Value Index returning 7.84%.

Top 3 contributing sectors

Information Technology: Strong performance within the sector was a result of an overweight allocation and favorable stock selection. Out-of-benchmark positions in Ichor Holdings, Everi Holdings, and MaxLinear, as well as an overweight to Control4, contributed the most to relative performance.

Industrials: Outperformance was a result of an overweight allocation to the sector and favorable stock selection. Out-of-benchmark positions in MasTec, Dycom Industries, Schneider National, and Herc Holdings helped performance the most in the period.

Materials: The Fund benefited from an overweight allocation to the sector, and from favorable stock selection. An overweight to Calgon Carbon, an out-of-benchmark position in Ferro, and an underweight to AK Steel Holding contributed the most to relative performance.

Top 3 detracting sectors

Health Care: An underweight to the sector, and unfavorable stock selection detracted from relative performance. Top detractors within the sector included out-of-benchmark positions in Brookdale Senior Living and Fulgent Genetics, and not owning Bluebird Bio.

Energy: Underperformance was due to an overweight to the sector and to unfavorable security selection. An overweight to Callon Petroleum and out-of-benchmark positions in Southwestern Energy, Gulfport Energy and PBF Energy detracted the most from relative performance.

Consumer Discretionary: The Fund benefited from an overweight to the rebounding sector, but security selection led to underperformance relative to the benchmark. Overweight positions in Party City and out-of-benchmark positions in SeaWorld Entertainment, J. Jill and Horizon Global detracted the most from performance in the period.

Subadviser:

Putnam Investment Management, LLC

Portfolio Managers:

David L. Diamond, CFA; and

Eric N. Harthun, CFA, CPA

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Fund Overview	NVIT Multi-Manager Small Company Fund

Asset Allocation†

Common Stocks	97.2%
Repurchase Agreements	4.0%
Exchange Traded Fund	0.4%
Rights††	0.0%
Corporate Bonds††	0.0%
Preferred Stock††	0.0%
Liabilities in excess of other assets	(1.6)%
100.0%

Top Industries†††

Banks	9.1%
Insurance	4.8%
Machinery	4.5%
Equity Real Estate Investment Trusts (REITs)	4.1%
Oil, Gas & Consumable Fuels	3.9%
Electronic Equipment, Instruments & Components	3.6%
Software	3.4%
Health Care Equipment & Supplies	3.3%
Specialty Retail	3.2%
Semiconductors & Semiconductor Equipment	3.0%
Other Industries*	57.1%
100.0%

Top Holdings†††

Hub Group, Inc., Class A	0.6%
XPO Logistics, Inc.	0.6%
MasTec, Inc.	0.6%
CNO Financial Group, Inc.	0.6%
Brink’s Co. (The)	0.6%
Berkshire Hills Bancorp, Inc.	0.5%
Summit Materials, Inc., Class A	0.5%
Mercury Systems, Inc.	0.5%
Heritage Insurance Holdings, Inc.	0.5%
SiteOne Landscape Supply, Inc.	0.5%
Other Holdings*	94.5%
100.0%

Top Countries†††

United States	92.8%
Canada	1.7%
Puerto Rico	0.4%
Taiwan	0.3%
Cyprus	0.2%
Greece	0.2%
Bermuda	0.2%
Luxembourg	0.1%
Germany	0.1%
Thailand	0.1%
Other Countries*	3.9%
100.0%

†	Percentages indicated are based upon net assets as of December 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

8

Fund Performance	NVIT Multi-Manager Small Company Fund

Average Annual Total Return1

(For periods ended December 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class I	13.49%	14.26%	8.29%
Class II	13.20%	13.98%	8.02%
Class IV	13.50%	14.27%	8.28%
Russell 2000® Index	14.65%	14.12%	8.71%
CPI	2.11%	1.43%	1.61%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class I	1.17%	1.15%
Class II	1.42%	1.40%
Class IV	1.17%	1.15%

^	Current effective prospectus dated May 23, 2017. The expense ratio also includes indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

9

Fund Performance (cont.)	NVIT Multi-Manager Small Company Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 12/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

10

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2017) and continued to hold your shares at the end of the reporting period (December 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2017 through December 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2017 through December 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

NVIT Multi-Manager Small Company Fund December 31, 2017			Beginning Account Value ($) 7/1/17	Ending Account Value ($) 12/31/17	Expenses Paid During Period ($) 7/1/17 - 12/31/17	Expense Ratio During Period (%) 7/1/17 - 12/31/17(a)
Class I Shares	Actual	(b)	1,000.00	1,090.20	5.64	1.07
	Hypothetical	(b)(c)	1,000.00	1,019.81	5.45	1.07
Class II Shares	Actual	(b)	1,000.00	1,088.90	6.95	1.32
	Hypothetical	(b)(c)	1,000.00	1,018.55	6.72	1.32
Class IV Shares	Actual	(b)	1,000.00	1,090.30	5.64	1.07
	Hypothetical	(b)(c)	1,000.00	1,019.81	5.45	1.07

(a)	The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2017 through December 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

11

Statement of Investments

December 31, 2017

NVIT Multi-Manager Small Company Fund

Common Stocks 97.2%

	Shares	Value

AUSTRALIA 0.0%†
Capital Markets 0.0%†
Aet and D Holdings No. 1 Ltd.* (a)(b)	106,305	$0

BERMUDA 0.2%
Banks 0.1%
Bank of NT Butterfield & Son Ltd. (The)	8,000	290,320

Media 0.1%
Central European Media Enterprises Ltd., Class A* (c)	56,622	263,292

Oil, Gas & Consumable Fuels 0.0%†
Infinity Bio-energy Ltd.* (a)(b)	94,500	0

		553,612

CANADA 1.7%
Auto Components 0.0%†
Martinrea International, Inc.	12,400	158,231

Biotechnology 0.0%†
Novelion Therapeutics, Inc.*	4,211	13,138

Commercial Services & Supplies 0.0%†
Black Diamond Group Ltd.*	45,784	87,052
GDI Integrated Facility Services, Inc.*	5,504	72,686

		159,738

Construction & Engineering 0.2%
Badger Daylighting Ltd.	34,800	752,477

Electronic Equipment, Instruments & Components 0.3%
Celestica, Inc.*	97,800	1,024,944

Energy Equipment & Services 0.1%
Mullen Group Ltd.	22,707	284,334

Machinery 0.1%
ATS Automation Tooling Systems, Inc.*	27,200	336,484

Metals & Mining 0.5%
IAMGOLD Corp.*	55,600	324,223
Major Drilling Group International, Inc.*	170,525	957,761

		1,281,984

Oil, Gas & Consumable Fuels 0.3%
Crescent Point Energy Corp.	133,600	1,018,032

Software 0.0%†
TECSYS, Inc.	7,891	105,339

Specialty Retail 0.2%
Indigo Books & Music, Inc.*	3,600	53,728
Roots Corp.*	62,700	562,155

		615,883

Textiles, Apparel & Luxury Goods 0.0%†
Canada Goose Holdings, Inc.* (c)	4,760	150,226

Trading Companies & Distributors 0.0%†
Hardwoods Distribution, Inc.	9,075	145,835

		6,046,645

CAYMAN ISLANDS 0.0%†
Water Utilities 0.0%†
Consolidated Water Co. Ltd.	4,800	60,480

CYPRUS 0.2%
Energy Equipment & Services 0.2%
Ocean Rig UDW, Inc., Class A*	24,900	667,320

Common Stocks (continued)

	Shares	Value

GERMANY 0.1%
Machinery 0.1%
Deutz AG	50,420	$457,398

GREECE 0.2%
Marine 0.0%†
Safe Bulkers, Inc.*	26,334	85,059
Star Bulk Carriers Corp.*	7,800	87,828

		172,887

Oil, Gas & Consumable Fuels 0.2%
Tsakos Energy Navigation Ltd.	98,000	383,180

		556,067

LUXEMBOURG 0.1%
Chemicals 0.1%
Orion Engineered Carbons SA	7,533	192,845

Containers & Packaging 0.0%†
Ardagh Group SA	14,900	314,390

		507,235

PUERTO RICO 0.4%
Banks 0.3%
First Bancorp*	138,331	705,488
OFG Bancorp	24,587	231,118
Popular, Inc.	5,690	201,938

		1,138,544

Health Care Providers & Services 0.1%
Triple-S Management Corp., Class B*	17,071	424,214

		1,562,758

TAIWAN 0.3%
Semiconductors & Semiconductor Equipment 0.3%
Silicon Motion Technology Corp., ADR (c)	19,330	1,023,717

THAILAND 0.1%
Electronic Equipment, Instruments & Components 0.1%
Fabrinet*	9,100	261,170

UNITED ARAB EMIRATES 0.0%†
Food Products 0.0%†
Amira Nature Foods Ltd.* (c)	12,307	51,320

UNITED STATES 93.9%
Aerospace & Defense 2.7%
Aerovironment, Inc.*	32,400	1,819,584
BWX Technologies, Inc.	23,100	1,397,319
Ducommun, Inc.*	24,100	685,645
HEICO Corp.	16,582	1,564,512
Mercury Systems, Inc.* (c)	36,820	1,890,706
Moog, Inc., Class A*	10,283	893,079
Triumph Group, Inc. (c)	34,365	934,728
Vectrus, Inc.*	15,370	474,165

		9,659,738

Air Freight & Logistics 1.9%
Air Transport Services Group, Inc.*	23,620	546,567
Atlas Air Worldwide Holdings, Inc.* (c)	25,420	1,490,883
Hub Group, Inc., Class A*	48,649	2,330,286
Park-Ohio Holdings Corp.	5,000	229,750
XPO Logistics, Inc.* (c)	23,750	2,175,263

		6,772,749

12

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Airlines 0.4%
SkyWest, Inc.	28,045	$1,489,190

Auto Components 2.0%
American Axle & Manufacturing Holdings, Inc.*	22,800	388,284
Cooper-Standard Holdings, Inc.*	7,825	958,563
Gentex Corp.	17,900	375,005
Horizon Global Corp.*	36,800	515,936
Modine Manufacturing Co.*	60,751	1,227,170
Motorcar Parts of America, Inc.* (c)	26,860	671,231
Shiloh Industries, Inc.*	2,200	18,040
Stoneridge, Inc.*	21,601	493,799
Tenneco, Inc.	4,400	257,576
Tower International, Inc.	22,287	680,868
Visteon Corp.*	11,410	1,427,847

		7,014,319

Banks 8.9%
American National Bankshares, Inc.	1,000	38,300
BancFirst Corp.	23,860	1,220,439
Bancorp, Inc. (The)*	24,700	244,036
Bank of Marin Bancorp	5,756	391,408
Berkshire Hills Bancorp, Inc.	53,138	1,944,852
Blue Hills Bancorp, Inc.	17,523	352,212
Bridge Bancorp, Inc.	13,696	479,360
Brookline Bancorp, Inc.	60,348	947,464
Capital City Bank Group, Inc.	6,043	138,626
Central Pacific Financial Corp.	50,968	1,520,375
Central Valley Community Bancorp	13,222	266,820
Chemung Financial Corp.	1,400	67,340
Civista Bancshares, Inc. (c)	2,500	55,000
Commerce Bancshares, Inc. (c)	8,610	480,782
Community Trust Bancorp, Inc.	8,440	397,524
East West Bancorp, Inc.	18,904	1,149,930
Enterprise Financial Services Corp.	18,419	831,618
Farmers Capital Bank Corp.	3,940	151,690
Fidelity Southern Corp.	17,810	388,258
Financial Institutions, Inc.	7,804	242,704
First Bancorp	12,278	433,536
First Bancshares, Inc. (The) (c)	10,174	347,951
First Business Financial Services, Inc.	8,962	198,239
First Community Bancshares, Inc.	2,167	62,258
First Financial Bancorp (c)	57,947	1,526,903
First Financial Corp.	5,500	249,425
First Internet Bancorp	10,900	415,835
First Midwest Bancorp, Inc.	52,028	1,249,192
Flushing Financial Corp.	4,767	131,093
Fulton Financial Corp.	6,958	124,548
Great Southern Bancorp, Inc.	600	30,990
Hancock Holding Co.	34,300	1,697,851
HarborOne Bancorp, Inc.*	7,368	141,171
Heritage Commerce Corp.	18,036	276,312
Heritage Financial Corp.	2,832	87,226
HomeTrust Bancshares, Inc.*	10,924	281,293
IBERIABANK Corp.	16,858	1,306,495
Independent Bank Group, Inc.	3,000	202,800
LegacyTexas Financial Group, Inc.	3,936	166,139
MB Financial, Inc.	4,500	200,340
Mercantile Bank Corp.	2,000	70,740
MidWestOne Financial Group, Inc.	700	23,471
National Commerce Corp.*	5,603	225,521

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Banks (continued)
Northeast Bancorp	6,200	$143,530
Northrim BanCorp, Inc.	1,700	57,545
Old Line Bancshares, Inc.	2,300	67,712
Old National Bancorp	17,366	303,037
Peoples Bancorp, Inc.	2,600	84,812
Pinnacle Financial Partners, Inc.	11,438	758,339
Prosperity Bancshares, Inc.	9,915	694,744
QCR Holdings, Inc.	9,467	405,661
Shore Bancshares, Inc.	4,486	74,916
Sierra Bancorp	4,410	117,130
Sterling Bancorp	31,845	783,387
Synovus Financial Corp.	8,100	388,314
TCF Financial Corp.	21,616	443,128
TriCo Bancshares	38,485	1,457,042
TriState Capital Holdings, Inc.*	5,808	133,584
Triumph Bancorp, Inc.*	8,900	280,350
UMB Financial Corp.	1,400	100,688
Union Bankshares Corp.	14,120	510,720
United Community Banks, Inc.	13,100	368,634
WesBanco, Inc.	21,754	884,300
Western Alliance Bancorp*	27,681	1,567,298
Wintrust Financial Corp.	5,600	461,272
Zions Bancorporation	13,100	665,873

		31,510,083

Beverages 0.1%
Craft Brew Alliance, Inc.*	20,538	394,330

Biotechnology 1.9%
ACADIA Pharmaceuticals, Inc.* (c)	14,840	446,832
Achillion Pharmaceuticals, Inc.*	44,200	127,296
Acorda Therapeutics, Inc.*	49,516	1,062,119
Agios Pharmaceuticals, Inc.* (c)	5,060	289,280
Applied Genetic Technologies Corp.*	8,800	31,680
Ardelyx, Inc.*	13,400	88,440
Bellicum Pharmaceuticals, Inc.* (c)	10,400	87,464
BioTime, Inc.* (c)	43,026	92,506
Cascadian Therapeutics, Inc.*	9,763	36,123
Celldex Therapeutics, Inc.* (c)	39,900	113,316
Chimerix, Inc.*	44,687	206,901
Cidara Therapeutics, Inc.* (c)	8,200	55,760
Corvus Pharmaceuticals, Inc.*	7,526	77,969
Enanta Pharmaceuticals, Inc.*	4,400	258,192
Exact Sciences Corp.*	6,700	352,018
Exelixis, Inc.*	16,710	507,984
Five Prime Therapeutics, Inc.*	7,800	170,976
Infinity Pharmaceuticals, Inc.* (c)	49,500	100,485
Karyopharm Therapeutics, Inc.*	4,700	45,120
Ligand Pharmaceuticals, Inc.* (c)	6,130	839,381
MacroGenics, Inc.* (c)	6,855	130,245
MEI Pharma, Inc.*	7,400	15,540
Momenta Pharmaceuticals, Inc.*	2,243	31,290
Neurocrine Biosciences, Inc.* (c)	5,780	448,470
Novavax, Inc.* (c)	84,300	104,532
Portola Pharmaceuticals, Inc.*	4,450	216,626
Repligen Corp.*	16,315	591,908
Retrophin, Inc.*	9,400	198,058
Tracon Pharmaceuticals, Inc.* (c)	9,813	32,874
Zafgen, Inc.*	5,200	24,024

		6,783,409

13

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Building Products 1.6%
Apogee Enterprises, Inc. (c)	35,122	$1,606,129
Armstrong Flooring, Inc.*	48,919	827,709
Griffon Corp.	21,556	438,665
Insteel Industries, Inc.	15,282	432,786
JELD-WEN Holding, Inc.*	23,910	941,337
Lennox International, Inc.	4,623	962,786
Trex Co., Inc.*	4,640	502,930

		5,712,342

Capital Markets 2.7%
Ares Capital Corp.	50,600	795,432
Arlington Asset Investment Corp., Class A (c)	32,100	378,138
Capitol Investment Corp. IV*	48,915	489,150
Easterly Acquisition Corp.* (c)	17,580	177,558
Golub Capital BDC, Inc.	26,191	476,676
Hercules Capital, Inc. (c)	37,143	487,316
Investment Technology Group, Inc.	61,410	1,182,144
JMP Group LLC	21,576	120,826
Ladenburg Thalmann Financial Services, Inc.	15,934	50,351
Legg Mason, Inc.	22,900	961,342
LPL Financial Holdings, Inc.	18,080	1,033,091
MarketAxess Holdings, Inc.	3,001	605,452
Oaktree Specialty Lending Corp.	43,225	211,370
OM Asset Management plc	19,400	324,950
Oppenheimer Holdings, Inc., Class A	1,700	45,560
Silver Run Acquisition Corp. II, Class A*	49,777	493,290
Solar Capital Ltd.	11,393	230,253
TCP Capital Corp.	14,661	224,020
TPG Specialty Lending, Inc. (c)	14,888	294,782
TriplePoint Venture Growth BDC Corp.	40,563	514,744
Virtus Investment Partners, Inc. (c)	4,800	552,240

		9,648,685

Chemicals 1.5%
AgroFresh Solutions, Inc.*	7,675	56,795
Ashland Global Holdings, Inc.	6,100	434,320
Axalta Coating Systems Ltd.*	17,300	559,828
Core Molding Technologies, Inc.	6,726	145,954
Ingevity Corp.*	13,360	941,479
Minerals Technologies, Inc.	23,104	1,590,711
OMNOVA Solutions, Inc.*	33,504	335,040
Trinseo SA	4,600	333,960
Tronox Ltd., Class A	13,200	270,732
Valvoline, Inc.	13,507	338,485
Venator Materials plc*	20,100	444,612

		5,451,916

Commercial Services & Supplies 1.4%
ARC Document Solutions, Inc.*	23,375	59,606
Brink’s Co. (The)	25,382	1,997,563
Clean Harbors, Inc.*	13,900	753,380
Essendant, Inc.	48,188	446,703
Healthcare Services Group, Inc.	10,850	572,012
HNI Corp.	6,700	258,419
Knoll, Inc.	44,527	1,025,902

		5,113,585

Communications Equipment 2.3%
Acacia Communications, Inc.* (c)	4,251	154,014
ADTRAN, Inc.	70,781	1,369,612
Calix, Inc.*	73,621	438,045

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Communications Equipment (continued)
Ciena Corp.*	16,500	$345,345
Digi International, Inc.*	33,806	322,847
Finisar Corp.*	8,300	168,905
Harmonic, Inc.*	171,405	719,901
Infinera Corp.*	231,700	1,466,661
KVH Industries, Inc.*	4,931	51,036
Lumentum Holdings, Inc.* (c)	10,500	513,450
Mitel Networks Corp.*	39,388	324,163
Oclaro, Inc.* (c)	79,600	536,504
PC-Tel, Inc.	6,534	48,156
Quantenna Communications, Inc.* (c)	46,000	561,200
Viavi Solutions, Inc.*	142,749	1,247,626

		8,267,465

Construction & Engineering 2.1%
Dycom Industries, Inc.* (c)	5,770	642,951
Fluor Corp.	4,000	206,600
Granite Construction, Inc.	16,000	1,014,880
Jacobs Engineering Group, Inc.	2,600	171,496
KBR, Inc.	6,440	127,705
Layne Christensen Co.*	34,172	428,859
MasTec, Inc.*	42,510	2,080,865
MYR Group, Inc.*	25,114	897,323
Northwest Pipe Co.*	23,427	448,393
Orion Group Holdings, Inc.*	21,100	165,213
Quanta Services, Inc.*	9,700	379,367
Tutor Perini Corp.*	32,561	825,421

		7,389,073

Construction Materials 0.7%
Summit Materials, Inc., Class A* (c)	60,315	1,896,291
US Concrete, Inc.* (c)	6,457	540,128

		2,436,419

Consumer Finance 0.7%
Enova International, Inc.*	58,538	889,778
EZCORP, Inc., Class A*	17,100	208,620
Green Dot Corp., Class A*	11,090	668,283
SLM Corp.*	60,700	685,910

		2,452,591

Containers & Packaging 1.0%
Bemis Co., Inc.	38,046	1,818,219
Berry Global Group, Inc.*	11,275	661,504
Graphic Packaging Holding Co.	31,200	482,040
Owens-Illinois, Inc.*	16,200	359,154
Silgan Holdings, Inc.	10,800	317,412

		3,638,329

Distributors 0.5%
Pool Corp.	11,680	1,514,312
VOXX International Corp.*	46,925	262,780

		1,777,092

Diversified Consumer Services 1.0%
American Public Education, Inc.*	11,900	298,095
Bridgepoint Education, Inc.*	22,700	188,410
Bright Horizons Family Solutions, Inc.*	15,016	1,411,504
K12, Inc.*	53,801	855,436
Regis Corp.*	25,700	394,752
Sotheby’s*	9,750	503,100

		3,651,297

14

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Diversified Financial Services 0.1%
Marlin Business Services Corp.	3,671	$82,230
Voya Financial, Inc.	3,000	148,410

		230,640

Electric Utilities 0.7%
PNM Resources, Inc.	32,260	1,304,917
Portland General Electric Co.	23,600	1,075,688

		2,380,605

Electrical Equipment 1.3%
American Superconductor Corp.* (c)	43,045	156,253
Atkore International Group, Inc.*	27,039	579,987
AZZ, Inc. (c)	21,064	1,076,370
Encore Wire Corp.	3,700	180,005
EnerSys	10,300	717,189
LSI Industries, Inc.	17,899	123,145
Powell Industries, Inc.	11,989	343,485
Regal Beloit Corp.	9,600	735,360
Thermon Group Holdings, Inc.*	25,151	595,324

		4,507,118

Electronic Equipment, Instruments & Components 3.3%
Anixter International, Inc.*	2,300	174,800
Bel Fuse, Inc., Class B	12,676	319,118
Benchmark Electronics, Inc.*	39,678	1,154,630
Cognex Corp.	19,710	1,205,463
Coherent, Inc.*	5,660	1,597,364
Daktronics, Inc.	20,077	183,303
Electro Scientific Industries, Inc.*	18,400	394,312
Fitbit, Inc., Class A*	90,400	516,184
Insight Enterprises, Inc.*	13,419	513,814
Jabil, Inc.	18,630	489,038
Knowles Corp.* (c)	68,372	1,002,334
Littelfuse, Inc.	5,280	1,044,490
Maxwell Technologies, Inc.* (c)	65,750	378,720
Perceptron, Inc.*	5,200	50,700
Radisys Corp.* (c)	43,300	43,517
Rogers Corp.*	4,390	710,829
Tech Data Corp.*	18,600	1,822,241
TTM Technologies, Inc.*	12,100	189,607
Vishay Precision Group, Inc.*	1,000	25,150

		11,815,614

Energy Equipment & Services 2.1%
Archrock, Inc.	38,907	408,524
Aspen Aerogels, Inc.*	5,300	25,864
Basic Energy Services, Inc.*	3,000	70,410
C&J Energy Services, Inc.*	34,154	1,143,134
Dril-Quip, Inc.* (c)	6,600	314,820
Exterran Corp.*	34,473	1,083,831
Gulf Island Fabrication, Inc.	8,700	116,798
Helix Energy Solutions Group, Inc.*	18,200	137,228
Key Energy Services, Inc.* (c)	19,800	233,442
Matrix Service Co.*	75,763	1,348,581
Newpark Resources, Inc.* (c)	41,578	357,571
Parker Drilling Co.*	70,266	70,266
Patterson-UTI Energy, Inc.	9,922	228,305
ProPetro Holding Corp.*	9,300	187,488
Rowan Cos. plc, Class A* (c)	25,900	405,594
RPC, Inc. (c)	23,080	589,232
Unit Corp.*	20,334	447,348
Weatherford International plc* (c)	103,300	430,761

		7,599,197

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Equity Real Estate Investment Trusts (REITs) 4.1%
Ashford Hospitality Trust, Inc.	107,867	$725,945
Camden Property Trust	7,600	699,656
Cedar Realty Trust, Inc.	41,700	253,536
Chesapeake Lodging Trust	65,347	1,770,250
Clipper Realty, Inc.	21,590	215,684
Columbia Property Trust, Inc.	34,400	789,480
CoreSite Realty Corp.	8,530	971,567
CyrusOne, Inc.	7,300	434,569
DCT Industrial Trust, Inc.	11,435	672,149
DiamondRock Hospitality Co.	127,291	1,437,115
Franklin Street Properties Corp.	1,420	15,251
GEO Group, Inc. (The)	12,300	290,280
Getty Realty Corp.	20,410	554,336
Hersha Hospitality Trust	88,527	1,540,370
InfraREIT, Inc.	22,001	408,779
NexPoint Residential Trust, Inc.	20,059	560,448
RLJ Lodging Trust	25,768	566,123
Senior Housing Properties Trust	24,655	472,143
Summit Hotel Properties, Inc.	7,700	117,271
Sunstone Hotel Investors, Inc.	99,558	1,645,694
Williams Scotsman Corp.* (c)	15,456	196,291
Xenia Hotels & Resorts, Inc.	19,534	421,739

		14,758,676

Food & Staples Retailing 0.7%
Andersons, Inc. (The)	2,346	73,078
Ingles Markets, Inc., Class A	8,700	301,020
Natural Grocers by Vitamin Cottage, Inc.*	10,600	94,658
Smart & Final Stores, Inc.*	19,000	162,450
SpartanNash Co.	12,866	343,265
Sprouts Farmers Market, Inc.*	35,999	876,576
SUPERVALU, Inc.*	24,952	538,963

		2,390,010

Food Products 1.1%
Amplify Snack Brands, Inc.* (c)	26,374	316,752
B&G Foods, Inc. (c)	4,277	150,337
Dean Foods Co.	77,800	899,368
Flowers Foods, Inc.	31,760	613,286
Hain Celestial Group, Inc. (The)*	42,357	1,795,512

		3,775,255

Gas Utilities 0.9%
Northwest Natural Gas Co.	20,531	1,224,674
ONE Gas, Inc.	15,755	1,154,211
Southwest Gas Holdings, Inc.	12,024	967,692

		3,346,577

Health Care Equipment & Supplies 3.3%
ABIOMED, Inc.*	8,223	1,541,073
Analogic Corp.	12,900	1,080,375
AngioDynamics, Inc.*	63,332	1,053,211
Cantel Medical Corp.	13,495	1,388,231
ConforMIS, Inc.* (c)	34,400	81,872
ICU Medical, Inc.*	4,230	913,680
Inogen, Inc.*	6,606	786,642
Insulet Corp.*	8,520	587,880
Integra LifeSciences Holdings Corp.*	14,668	702,010
iRhythm Technologies, Inc.*	9,700	543,685
Merit Medical Systems, Inc.*	10,810	466,992
Neogen Corp.*	8,400	690,564

15

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Health Care Equipment & Supplies (continued)
Penumbra, Inc.*	9,780	$920,298
Quidel Corp.*	10,160	440,436
RTI Surgical, Inc.*	37,286	152,873
SeaSpine Holdings Corp.*	3,500	35,420
West Pharmaceutical Services, Inc.	5,317	524,628

		11,909,870

Health Care Providers & Services 1.6%
Brookdale Senior Living, Inc.*	78,700	763,390
Ensign Group, Inc. (The)	27,152	602,774
Envision Healthcare Corp.* (c)	15,800	546,048
HealthEquity, Inc.* (c)	14,180	661,639
Magellan Health, Inc.*	16,815	1,623,488
PetIQ, Inc.*	19,100	417,144
Tivity Health, Inc.*	10,630	388,527
WellCare Health Plans, Inc.*	4,240	852,706

		5,855,716

Health Care Technology 0.9%
Allscripts Healthcare Solutions, Inc.*	116,400	1,693,620
Quality Systems, Inc.*	12,600	171,108
Veeva Systems, Inc., Class A*	14,888	823,009
Vocera Communications, Inc.*	12,810	387,118

		3,074,855

Hotels, Restaurants & Leisure 3.0%
Biglari Holdings, Inc.*	860	356,384
Bloomin’ Brands, Inc.	72,107	1,538,764
Boyd Gaming Corp.	31,510	1,104,426
Caesars Entertainment Corp.*	85,400	1,080,310
Carrols Restaurant Group, Inc.*	37,800	459,270
Choice Hotels International, Inc.	12,560	974,656
Del Frisco’s Restaurant Group, Inc.*	35,121	535,595
Fiesta Restaurant Group, Inc.* (c)	11,100	210,900
Fogo De Chao, Inc.*	5,900	68,440
ILG, Inc.	14,180	403,846
J Alexander’s Holdings, Inc.*	2,116	20,525
La Quinta Holdings, Inc.*	24,000	443,040
Playa Hotels & Resorts NV*	48,200	520,078
Potbelly Corp.*	22,400	275,520
Red Lion Hotels Corp.*	36,097	355,555
Red Robin Gourmet Burgers, Inc.*	5,354	301,966
SeaWorld Entertainment, Inc.* (c)	19,264	261,412
Sonic Corp. (c)	9,100	250,068
Speedway Motorsports, Inc.	14,192	267,803
Vail Resorts, Inc.	6,320	1,342,811

		10,771,369

Household Durables 0.5%
LGI Homes, Inc.* (c)	7,460	559,724
Libbey, Inc.	10,600	79,712
New Home Co., Inc. (The)*	9,456	118,484
Roku, Inc.* (c)	8,490	439,612
TopBuild Corp.*	9,480	718,015

		1,915,547

Household Products 0.1%
Energizer Holdings, Inc.	5,883	282,266

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Insurance 5.0%
American Equity Investment Life Holding Co.	53,200	$1,634,836
Argo Group International Holdings Ltd.	29,155	1,797,406
Assurant, Inc.	4,770	481,007
Assured Guaranty Ltd.	22,200	751,914
Baldwin & Lyons, Inc., Class B	100	2,395
CNO Financial Group, Inc.	81,626	2,015,345
Donegal Group, Inc., Class A	11,852	205,040
EMC Insurance Group, Inc.	11,361	325,947
Employers Holdings, Inc.	26,324	1,168,786
Federated National Holding Co.	2,900	48,053
Greenlight Capital Re Ltd., Class A*	12,477	250,788
Hallmark Financial Services, Inc.*	17,069	178,030
Hanover Insurance Group, Inc. (The)	5,400	583,632
Heritage Insurance Holdings, Inc. (c)	102,714	1,850,906
Infinity Property & Casualty Corp.	10,727	1,137,062
Kinsale Capital Group, Inc.	12,230	550,350
Navigators Group, Inc. (The)	28,072	1,367,106
Primerica, Inc.	7,160	727,098
Reinsurance Group of America, Inc.	7,603	1,185,536
Stewart Information Services Corp.	29,331	1,240,701

		17,501,938

Internet & Direct Marketing Retail 0.0%†
Lands’ End, Inc.* (c)	5,800	113,390

Internet Software & Services 1.8%
2U, Inc.*	20,410	1,316,648
ChannelAdvisor Corp.*	4,500	40,500
DHI Group, Inc.*	80,723	153,374
Envestnet, Inc.*	10,460	521,431
GrubHub, Inc.* (c)	8,040	577,272
j2 Global, Inc. (c)	2,058	154,412
Liquidity Services, Inc.*	40,950	198,608
LogMeIn, Inc.	8,590	983,555
Marchex, Inc., Class B*	8,607	27,801
MongoDB, Inc.* (c)	5,680	168,582
New Relic, Inc.*	10,880	628,538
Okta, Inc.*	4,210	107,818
Q2 Holdings, Inc.*	30,320	1,117,291
QuinStreet, Inc.*	53,491	448,255
XO Group, Inc.*	1,000	18,460

		6,462,545

IT Services 0.3%
Booz Allen Hamilton Holding Corp.	6,300	240,219
Conduent, Inc.*	34,740	561,399
CoreLogic, Inc.*	9,240	426,980

		1,228,598

Leisure Products 0.7%
American Outdoor Brands Corp.* (c)	12,059	154,838
Brunswick Corp.	12,292	678,763
Clarus Corp.*	85,575	671,764
Mattel, Inc. (c)	33,500	515,230
Sturm Ruger & Co., Inc.	1,889	105,501
Vista Outdoor, Inc.*	15,100	220,007

		2,346,103

Life Sciences Tools & Services 0.4%
NanoString Technologies, Inc.*	1,504	11,235
PRA Health Sciences, Inc.*	16,720	1,522,690

		1,533,925

16

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Machinery 4.4%
AGCO Corp.	7,300	$521,439
American Railcar Industries, Inc. (c)	998	41,557
Astec Industries, Inc.	10,113	591,611
Briggs & Stratton Corp.	23,400	593,658
Chart Industries, Inc.*	8,800	412,368
Colfax Corp.*	18,400	729,008
Crane Co.	2,300	205,206
DMC Global, Inc.	16,069	402,528
Flowserve Corp.	1,300	54,769
Franklin Electric Co., Inc.	17,800	817,020
FreightCar America, Inc.	35,800	611,464
Global Brass & Copper Holdings, Inc.	14,700	486,570
Graham Corp.	4,415	92,406
Hyster-Yale Materials Handling, Inc.	18,078	1,539,522
John Bean Technologies Corp.	12,990	1,439,292
LB Foster Co., Class A*	16,102	437,169
Manitex International, Inc.*	3,920	37,632
Manitowoc Co., Inc. (The)*	29,735	1,169,775
Meritor, Inc.*	22,320	523,627
Mueller Industries, Inc.	5,910	209,391
Mueller Water Products, Inc., Class A	16,400	205,492
Navistar International Corp.*	20,700	887,616
RBC Bearings, Inc.*	11,410	1,442,224
Rexnord Corp.*	31,277	813,828
Terex Corp.	13,210	636,986
Titan International, Inc.	42,384	545,906

		15,448,064

Marine 0.0%†
Matson, Inc.	4,406	131,475

Media 1.0%
Gannett Co., Inc.	47,900	555,161
IMAX Corp.*	25,400	588,010
Madison Square Garden Co. (The), Class A*	1,090	229,827
MDC Partners, Inc., Class A*	21,164	206,349
Mode Media M-1 Escrow* (a)(b)	2,754	0
MSG Networks, Inc., Class A*	36,800	745,200
National CineMedia, Inc.	8,900	61,054
Scholastic Corp. (c)	27,875	1,118,066
tronc, Inc.*	9,900	174,141

		3,677,808

Metals & Mining 0.8%
Carpenter Technology Corp. (c)	5,482	279,527
Cleveland-Cliffs, Inc.* (c)	15,500	111,755
Ferroglobe plc*	36,480	590,976
Materion Corp.	1,800	87,480
Olympic Steel, Inc.	39,052	839,228
SunCoke Energy, Inc.*	17,900	214,621
TimkenSteel Corp.* (c)	27,302	414,717
Universal Stainless & Alloy Products, Inc.*	4,011	85,916
Warrior Met Coal, Inc. (c)	11,000	276,650

		2,900,870

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Cherry Hill Mortgage Investment Corp.	22,600	406,574

Multiline Retail 0.5%
Dillard’s, Inc., Class A (c)	1,004	60,290
Kohl’s Corp.	10,439	566,107
Ollie’s Bargain Outlet Holdings, Inc.*	23,150	1,232,738

		1,859,135

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels 3.6%
Arch Coal, Inc., Class A	17,100	$1,593,037
Bonanza Creek Energy, Inc.*	16,770	462,684
Callon Petroleum Co.* (c)	40,536	492,512
Chaparral Energy, Inc., Class A*	27,657	655,194
Cloud Peak Energy, Inc.*	55,526	247,091
Energen Corp.*	14,753	849,330
EP Energy Corp., Class A* (c)	26,900	63,484
Gener8 Maritime, Inc.*	74,949	496,162
Halcon Resources Corp.*	23,500	177,895
Hallador Energy Co.	7,800	47,502
Laredo Petroleum, Inc.*	23,900	253,579
Linn Energy, Inc.*	25,299	1,018,285
Matador Resources Co.*	22,930	713,811
Midstates Petroleum Co., Inc.* (c)	29,300	485,794
Oasis Petroleum, Inc.*	58,800	494,508
Overseas Shipholding Group, Inc., Class A*	65,019	178,152
Pacific Ethanol, Inc.*	13,500	61,425
Peabody Energy Corp.*	3,800	149,606
Penn Virginia Corp.* (c)	39,500	1,544,845
Range Resources Corp.	18,200	310,492
Renewable Energy Group, Inc.* (c)	52,956	624,881
SandRidge Energy, Inc.*	28,500	600,495
SilverBow Resources, Inc.*	4,160	123,635
Southwestern Energy Co.*	29,400	164,052
Ultra Petroleum Corp.*	92,857	841,284
World Fuel Services Corp.	9,836	276,785

		12,926,520

Paper & Forest Products 0.6%
Boise Cascade Co.	5,000	199,500
Clearwater Paper Corp.*	9,100	413,140
KapStone Paper and Packaging Corp.	25,700	583,133
Louisiana-Pacific Corp.*	4,000	105,040
Resolute Forest Products, Inc.*	49,262	544,345
Verso Corp., Class A*	8,200	144,074

		1,989,232

Pharmaceuticals 0.7%
Aerie Pharmaceuticals, Inc.*	7,430	443,943
Endocyte, Inc.*	21,500	92,020
Horizon Pharma plc*	35,100	512,460
Intra-Cellular Therapies, Inc.*	4,600	66,608
Juniper Pharmaceuticals, Inc.*	1,000	4,850
Nektar Therapeutics*	14,250	851,009
Supernus Pharmaceuticals, Inc.*	14,470	576,630
Tetraphase Pharmaceuticals, Inc.*	15,000	94,500

		2,642,020

Professional Services 1.4%
Acacia Research Corp.*	48,700	197,235
CRA International, Inc.	9,829	441,814
Dun & Bradstreet Corp. (The)	2,170	256,950
Heidrick & Struggles International, Inc.	21,912	537,940
ICF International, Inc.*	7,285	382,463
Kelly Services, Inc., Class A	45,211	1,232,903
ManpowerGroup, Inc.	5,398	680,742
RPX Corp.	30,095	404,477
TrueBlue, Inc.*	30,024	825,659

		4,960,183

17

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Real Estate Management & Development 0.2%
Kennedy-Wilson Holdings, Inc. (c)	29,600	$513,560
RE/MAX Holdings, Inc., Class A (c)	1,800	87,300

		600,860

Road & Rail 0.7%
ArcBest Corp.	22,500	804,375
Celadon Group, Inc. (c)	8,800	56,320
Heartland Express, Inc.	24,910	581,399
PAM Transportation Services, Inc.*	3,210	111,644
Roadrunner Transportation Systems, Inc.*	25,147	193,883
Ryder System, Inc.	2,000	168,340
Schneider National, Inc., Class B	14,585	416,548
Werner Enterprises, Inc.	1,200	46,380

		2,378,889

Semiconductors & Semiconductor Equipment 2.8%
Advanced Energy Industries, Inc.*	5,900	398,132
Alpha & Omega Semiconductor Ltd.*	18,771	307,094
Amtech Systems, Inc.*	3,200	32,224
Brooks Automation, Inc.	18,600	443,610
Cohu, Inc.	42,289	928,244
DSP Group, Inc.*	16,445	205,563
Entegris, Inc.	43,210	1,315,745
FormFactor, Inc.*	39,597	619,693
Inphi Corp.* (c)	5,400	197,640
MACOM Technology Solutions Holdings, Inc.*	14,600	475,084
MaxLinear, Inc.*	16,900	446,498
MKS Instruments, Inc.	14,650	1,384,424
Monolithic Power Systems, Inc.	15,191	1,706,860
NeoPhotonics Corp.* (c)	10,800	71,064
Silicon Laboratories, Inc.*	9,770	862,691
SunPower Corp.* (c)	59,000	497,370

		9,891,936

Software 3.4%
Agilysys, Inc.*	1,157	14,208
Blackline, Inc.* (c)	15,630	512,664
Digital Turbine, Inc.* (c)	30,100	53,879
FireEye, Inc.*	8,100	115,020
Glu Mobile, Inc.*	84,651	308,130
Guidewire Software, Inc.*	12,060	895,576
HubSpot, Inc.*	12,190	1,077,596
MicroStrategy, Inc., Class A*	3,620	475,306
Paycom Software, Inc.* (c)	8,730	701,281
Proofpoint, Inc.* (c)	8,187	727,087
PTC, Inc.*	17,940	1,090,214
QAD, Inc., Class A	6,100	236,985
RealPage, Inc.* (c)	16,140	715,002
RingCentral, Inc., Class A*	22,770	1,102,067
Rosetta Stone, Inc.*	14,510	180,940
Rubicon Project, Inc. (The)*	55,200	103,224
Seachange International, Inc.*	84,190	330,867
Synchronoss Technologies, Inc.* (c)	24,800	221,712
Take-Two Interactive Software, Inc.*	13,230	1,452,388
Telenav, Inc.*	19,767	108,719
Tyler Technologies, Inc.*	4,439	785,925
Varonis Systems, Inc.*	4,910	238,381
VASCO Data Security International, Inc.*	22,677	315,210
Zynga, Inc., Class A*	115,330	461,320

		12,223,701

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Specialty Retail 3.1%
Aaron’s, Inc.	31,069	$1,238,099
American Eagle Outfitters, Inc.	18,700	351,560
Ascena Retail Group, Inc.*	98,400	231,240
Barnes & Noble Education, Inc.*	47,600	392,224
Barnes & Noble, Inc.	45,800	306,860
Build-A-Bear Workshop, Inc.*	1,610	14,812
Burlington Stores, Inc.*	9,239	1,136,674
Cato Corp. (The), Class A	4,300	68,456
Children’s Place, Inc. (The)	5,590	812,507
Citi Trends, Inc.	21,140	559,364
Conn’s, Inc.* (c)	9,200	327,060
Express, Inc.*	43,900	445,585
Finish Line, Inc. (The), Class A	31,600	459,148
Floor & Decor Holdings, Inc., Class A*	5,980	291,106
Foot Locker, Inc.	4,600	215,648
Francesca’s Holdings Corp.* (c)	17,572	128,451
Genesco, Inc.*	30,203	981,598
Group 1 Automotive, Inc.	12,031	853,840
Hibbett Sports, Inc.*	11,160	227,664
Kirkland’s, Inc.*	12,094	144,705
New York & Co., Inc.*	107,967	308,786
Party City Holdco, Inc.* (c)	33,987	474,119
Shoe Carnival, Inc.	15,400	411,950
Tilly’s, Inc., Class A	36,862	544,083
Zumiez, Inc.*	7,700	160,353

		11,085,892

Technology Hardware, Storage & Peripherals 0.6%
Avid Technology, Inc.*	108,295	583,710
NCR Corp.*	6,326	215,021
Quantum Corp.* (c)	72,487	408,102
Stratasys Ltd.* (c)	42,600	850,296

		2,057,129

Textiles, Apparel & Luxury Goods 0.4%
Crocs, Inc.*	15,200	192,128
Delta Apparel, Inc.*	1,700	34,340
Perry Ellis International, Inc.*	36,524	914,561
Rocky Brands, Inc.	7,100	134,190
Vera Bradley, Inc.*	12,800	155,904

		1,431,123

Thrifts & Mortgage Finance 2.4%
BankFinancial Corp.	4,200	64,428
Beneficial Bancorp, Inc.	21,754	357,853
Clifton Bancorp, Inc.	12,414	212,279
Essent Group Ltd.*	20,230	878,387
First Defiance Financial Corp.	4,610	239,582
Flagstar Bancorp, Inc.*	39,632	1,483,029
FS Bancorp, Inc.	1,000	54,570
Home Bancorp, Inc.	1,000	43,220
LendingTree, Inc.*	720	245,124
Meridian Bancorp, Inc.	28,000	576,800
Meta Financial Group, Inc.	2,865	265,442
OceanFirst Financial Corp.	8,568	224,910
PCSB Financial Corp.*	27,023	514,788
Provident Financial Services, Inc.	10,129	273,179
Radian Group, Inc.	50,160	1,033,798
Riverview Bancorp, Inc.	5,600	48,552
Sterling Bancorp, Inc.*	19,628	249,276

18

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)
	Shares	Value

UNITED STATES (continued)
Thrifts & Mortgage Finance (continued)
Territorial Bancorp, Inc.	2,037	$62,882
TrustCo Bank Corp.	75,989	699,099
Washington Federal, Inc.	29,936	1,025,308

		8,552,506

Trading Companies & Distributors 1.8%
Aircastle Ltd.	6,100	142,679
CAI International, Inc.*	13,400	379,488
DXP Enterprises, Inc.*	6,922	204,684
Houston Wire & Cable Co.*	18,597	133,898
Lawson Products, Inc.*	444	10,989
MRC Global, Inc.*	25,600	433,152
Rush Enterprises, Inc., Class A*	29,379	1,492,747
SiteOne Landscape Supply, Inc.*	23,900	1,833,130
Textainer Group Holdings Ltd.*	30,823	662,695
Titan Machinery, Inc.*	19,577	414,445
Veritiv Corp.*	11,160	322,524
WESCO International, Inc.*	3,500	238,525

		6,268,956

Wireless Telecommunication Services 0.1%
United States Cellular Corp.*	11,568	435,304

		334,830,603

Total Common Stocks (cost $298,632,092)		346,578,325

Preferred Stock 0.0%†
UNITED STATES 0.0%†
Media 0.0%†
Mode Media Corp., Series M-1* (a)(b)	19,276	0

Total Preferred Stock (cost $100,042)		0

Corporate Bonds 0.0%†

	Principal Amount

UNITED STATES 0.0%†
Media 0.0%†
Mode Media Corp., 9.00%, 12/02/14 (a)(b)	$42,256	0
Mode Media Corp., Note Escrow, 9.00%, 12/02/14 (a)(b)	1,544	0

Total Corporate Bonds (cost $43,259)		0

Exchange Traded Fund 0.4%

	Shares

UNITED STATES 0.4%
iShares Russell 2000 Value ETF (c)	12,363	1,554,647

Total Exchange Traded Fund (cost $1,196,653)		1,554,647

Rights 0.0%†
	Number of Rights	Value

UNITED STATES 0.0%†
Biotechnology 0.0%†
Dyax Corp., CVR* (a)(b)	13,694	$20,541

IT Services 0.0%†
BancTec, Inc., CVR* (a)(b)	36,134	0

Total Rights (cost $—)		20,541

Repurchase Agreements 4.0%

	Principal Amount

ML Pierce Fenner & Smith, Inc., 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $4,129,836, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $4,211,768. (d)(e)	$4,129,184	4,129,184
Nomura Securities International, Inc., 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $10,001,556, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $10,200,002. (d)(e)	10,000,000	10,000,000

Total Repurchase Agreements (cost $14,129,184)		14,129,184

Total Investments (cost $314,101,230) — 101.6%		362,282,697

Liabilities in excess of other assets — (1.6)%		(5,731,700)

NET ASSETS — 100.0%		$356,550,997

*	Denotes a non-income producing security.

(a)	Illiquid security (unaudited).

(b)	Value determined using significant unobservable inputs.

(c)	The security or a portion of this security is on loan at December 31, 2017. The total value of securities on loan at December 31, 2017 was $29,260,625. which was collateralized by cash used to purchase repurchase agreements with a total value of $14,129,184 and by $16,126,118 of collateral in the form of U.S Government Treasury Securities, interest rates ranging from 0.00% - 8.00%, and maturity dates ranging from 1/4/2018 - 11/15/2046, a total value of $30,255,302.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2017 was $14,129,184.

19

Statement of Investments (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund (Continued)

(e)	Please refer to Note 2(d) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

20

Statement of Assets and Liabilities

December 31, 2017

NVIT Multi-Manager Small Company Fund
Assets:
Investment securities, at value* (cost $299,972,046)	$348,153,513
Repurchase agreements, at value (cost $14,129,184)	14,129,184
Cash	8,948,697
Foreign currencies, at value (cost $14,245)	14,245
Interest and dividends receivable	358,786
Security lending income receivable	23,654
Receivable for investments sold	382,396
Receivable for capital shares issued	390,369
Reclaims receivable	4,334
Prepaid expenses	634

Total Assets	372,405,812

Liabilities:
Payable for investments purchased	1,090,249
Payable for capital shares redeemed	243,241
Payable upon return of securities loaned (Note 2)	14,129,184
Accrued expenses and other payables:
Investment advisory fees	254,782
Fund administration fees	23,241
Distribution fees	10,585
Administrative servicing fees	52,265
Accounting and transfer agent fees	64
Trustee fees	54
Due to custodian	6,695
Custodian fees	3,974
Compliance program costs (Note 3)	337
Professional fees	19,324
Printing fees	17,543
Other	3,277

Total Liabilities	15,854,815

Net Assets	$356,550,997

Represented by:
Capital	$227,563,871
Accumulated undistributed net investment income	226,701
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	80,579,278
Net unrealized appreciation/(depreciation) in investment securities	48,181,467
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(320)

Net Assets	$356,550,997

21

Statement of Assets and Liabilities (Continued)

December 31, 2017

NVIT Multi-Manager Small Company Fund
Net Assets:
Class I Shares	$284,126,029
Class II Shares	49,909,734
Class IV Shares	22,515,234

Total	$356,550,997

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,551,052
Class II Shares	2,324,428
Class IV Shares	995,348

Total	15,870,828

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$22.64
Class II Shares	$21.47
Class IV Shares	$22.62

*	Includes value of securities on loan of $29,260,625 (Note 2).

The accompanying notes are an integral part of these financial statements.

22

Statement of Operations

For the Year Ended December 31, 2017

NVIT Multi-Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$3,483,552
Income from securities lending (Note 2)	245,785
Interest income	89,673
Foreign tax withholding	(11,011)

Total Income	3,807,999

EXPENSES:
Investment advisory fees	3,175,801
Fund administration fees	168,852
Distribution fees Class II Shares	120,062
Administrative servicing fees Class I Shares	419,019
Administrative servicing fees Class II Shares	72,037
Administrative servicing fees Class IV Shares	32,138
Professional fees	30,871
Printing fees	5,744
Trustee fees	10,835
Custodian fees	16,467
Accounting and transfer agent fees	3,096
Compliance program costs (Note 3)	1,532
Other	7,722

Total expenses before fees waived	4,064,176

Investment advisory fees waived (Note 3)	(55,238)

Net Expenses	4,008,938

NET INVESTMENT LOSS	(200,939)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	81,456,711
Settlement of forward foreign currency contracts (Note 2)	(5,088)
Foreign currency transactions (Note 2)	6,731

Net realized gains	81,458,354

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(34,578,695)
Translation of assets and liabilities denominated in foreign currencies	447

Net change in unrealized appreciation/depreciation	(34,578,248)

Net realized/unrealized gains	46,880,106

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$46,679,167

The accompanying notes are an integral part of these financial statements.

23

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income/(loss)	$(200,939)	$1,586,230
Net realized gains	81,458,354	24,375,082
Net change in unrealized appreciation/depreciation	(34,578,248)	64,787,536

Change in net assets resulting from operations	46,679,167	90,748,848

Distributions to Shareholders From:
Net investment income:
Class I	–	(824,087)
Class II	–	(44,262)
Class IV	–	(64,165)
Class Y	–	(530,573)
Net realized gains:
Class I	(18,886,482)	(38,393,934)
Class II	(3,448,601)	(6,752,456)
Class IV	(1,461,444)	(2,942,864)
Class Y	–	(16,967,992)

Change in net assets from shareholder distributions	(23,796,527)	(66,520,333)

Change in net assets from capital transactions	(140,838,119)	19,172,431

Change in net assets	(117,955,479)	43,400,946

Net Assets:
Beginning of year	474,506,476	431,105,530

End of year	$356,550,997	$474,506,476

Accumulated undistributed net investment income at end of year	$226,701	$206,099

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$12,891,795	$8,581,483
Dividends reinvested	18,886,482	39,218,021
Cost of shares redeemed	(44,885,426)	(37,439,412)

Total Class I Shares	(13,107,149)	10,360,092

Class II Shares
Proceeds from shares issued	3,791,633	4,493,005
Dividends reinvested	3,448,601	6,796,718
Cost of shares redeemed	(7,112,157)	(9,502,779)

Total Class II Shares	128,077	1,786,944

Class IV Shares
Proceeds from shares issued	660,257	531,676
Dividends reinvested	1,461,444	3,007,029
Cost of shares redeemed	(2,272,746)	(2,658,379)

Total Class IV Shares	(151,045)	880,326

24

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016

CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$234,609	$2,371,076
Dividends reinvested	–	17,498,565
Cost of shares redeemed	(127,942,611)	(13,724,572)

Total Class Y Shares	(127,708,002)	6,145,069

Change in net assets from capital transactions	$(140,838,119)	$19,172,431

SHARE TRANSACTIONS:
Class I Shares
Issued	590,352	420,887
Reinvested	925,808	2,043,052
Redeemed	(2,043,215)	(1,836,608)

Total Class I Shares	(527,055)	627,331

Class II Shares
Issued	182,905	228,215
Reinvested	178,130	371,958
Redeemed	(341,141)	(483,908)

Total Class II Shares	19,894	116,265

Class IV Shares
Issued	29,889	26,174
Reinvested	71,710	156,726
Redeemed	(103,738)	(129,451)

Total Class IV Shares	(2,139)	53,449

Class Y Shares
Issued	10,778	115,844
Reinvested	–	907,294
Redeemed	(5,824,296)	(640,733)

Total Class Y Shares	(5,813,518)	382,405

Total change in shares	(6,322,818)	1,179,450

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

25

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (b)(e)
Class I Shares
Year Ended December 31, 2017	$21.47	—	2.72	2.72	—	(1.55)	(1.55)	$22.64	13.49%		$284,126,029	1.06%	(0.01%	)	1.08%	161.14%
Year Ended December 31, 2016	$20.59	0.07	4.21	4.28	(0.06)	(3.34)	(3.40)	$21.47	22.83%		$280,764,253	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.45	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	$20.59	(1.63%	)	$256,333,386	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.54	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	$23.45	0.82%		$295,813,068	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013	$19.57	0.01	7.99	8.00	(0.03)	—	(0.03)	$27.54	40.91%		$332,146,172	1.08%	0.05%		1.13%	57.65%

Class II Shares
Year Ended December 31, 2017	$20.49	(0.05)	2.58	2.53	—	(1.55)	(1.55)	$21.47	13.20%		$49,909,734	1.31%	(0.26%	)	1.33%	161.14%
Year Ended December 31, 2016	$19.80	0.02	4.03	4.05	(0.02)	(3.34)	(3.36)	$20.49	22.54%		$47,222,837	1.33%	0.11%		1.35%	83.36%
Year Ended December 31, 2015	$22.66	0.02	(0.43)	(0.41)	(0.03)	(2.42)	(2.45)	$19.80	(1.94%	)(f)	$43,335,739	1.33%	0.11%		1.34%	90.36%
Year Ended December 31, 2014	$26.77	—	0.06	0.06	—	(4.17)	(4.17)	$22.66	0.60%	(f)	$50,022,345	1.32%	(0.01%	)	1.37%	55.31%
Year Ended December 31, 2013	$19.07	(0.04)	7.77	7.73	(0.03)	—	(0.03)	$26.77	40.55%		$55,277,965	1.33%	(0.20%	)	1.38%	57.65%

Class IV Shares
Year Ended December 31, 2017	$21.45	—	2.72	2.72	—	(1.55)	(1.55)	$22.62	13.50%		$22,515,234	1.06%	(0.01%	)	1.08%	161.14%
Year Ended December 31, 2016	$20.58	0.07	4.20	4.27	(0.06)	(3.34)	(3.40)	$21.45	22.79%		$21,399,542	1.08%	0.36%		1.10%	83.36%
Year Ended December 31, 2015	$23.44	0.08	(0.44)	(0.36)	(0.08)	(2.42)	(2.50)	$20.58	(1.63%	)	$19,423,985	1.08%	0.36%		1.09%	90.36%
Year Ended December 31, 2014	$27.53	0.06	0.06	0.12	(0.04)	(4.17)	(4.21)	$23.44	0.82%		$21,501,616	1.07%	0.24%		1.12%	55.31%
Year Ended December 31, 2013	$19.56	0.01	8.00	8.01	(0.04)	—	(0.04)	$27.53	40.95%		$23,642,766	1.08%	0.05%		1.13%	57.65%

Class Y Shares
Period Ended April 27, 2017(g)	$21.52	(0.01)	1.02	1.01	—	—	—	$22.53	4.69%		$17,988,309	0.29%	(0.06%	)	0.30%	161.14%
Year Ended December 31, 2016	$20.62	0.10	4.23	4.33	(0.09)	(3.34)	(3.43)	$21.52	23.03%		$125,119,844	0.93%	0.51%		0.95%	83.36%
Year Ended December 31, 2015	$23.49	0.12	(0.45)	(0.33)	(0.12)	(2.42)	(2.54)	$20.62	(1.53%	)	$112,012,420	0.93%	0.51%		0.94%	90.36%
Year Ended December 31, 2014	$27.58	0.10	0.06	0.16	(0.08)	(4.17)	(4.25)	$23.49	0.96%		$117,435,570	0.92%	0.40%		0.97%	55.31%
Year Ended December 31, 2013	$19.60	0.05	8.00	8.05	(0.07)	—	(0.07)	$27.58	41.11%	(f)	$114,559,894	0.93%	0.21%		0.98%	57.65%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	As of December 31, 2017, Class Y had been fully redeemed, but remains open to investors. Ratios of expenses and net investment income are not annualized.

The accompanying notes are an integral part of these financial statements.

26

Notes to Financial Statements

December 31, 2017

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2017, the Trust operates sixty (60) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company. Currently, shares of the Fund are held by separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of NLIC, and other unaffiliated insurance companies.

The Fund currently offers Class I, Class II, Class IV, and Class Y shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in distribution or service fees, administrative service fees, class specific expenses, certain voting rights, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

27

Notes to Financial Statements (Continued)

December 31, 2017

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S. federal income tax purposes. Investments in MLPs are valued at closing price on an exchange where such investments are traded. Equity securities, shares of exchange traded funds and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. At December 31, 2017, the Fund did not invest in MLPs.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news

28

Notes to Financial Statements (Continued)

December 31, 2017

relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise; they are classified as Level 3 investments within the hierarchy.

Equity Securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$9,659,738	$—	$—	$9,659,738
Air Freight & Logistics	6,772,749	—	—	6,772,749
Airlines	1,489,190	—	—	1,489,190
Auto Components	7,172,550	—	—	7,172,550
Banks	32,938,947	—	—	32,938,947
Beverages	394,330	—	—	394,330
Biotechnology	6,796,547	—	—	6,796,547
Building Products	5,712,342	—	—	5,712,342
Capital Markets	9,648,685	—	—	9,648,685
Chemicals	5,644,761	—	—	5,644,761
Commercial Services & Supplies	5,273,323	—	—	5,273,323
Communications Equipment	8,267,465	—	—	8,267,465

29

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Construction & Engineering	$8,141,550	$—	$—	$8,141,550
Construction Materials	2,436,419	—	—	2,436,419
Consumer Finance	2,452,591	—	—	2,452,591
Containers & Packaging	3,952,719	—	—	3,952,719
Distributors	1,777,092	—	—	1,777,092
Diversified Consumer Services	3,651,297	—	—	3,651,297
Diversified Financial Services	230,640	—	—	230,640
Electric Utilities	2,380,605	—	—	2,380,605
Electrical Equipment	4,507,118	—	—	4,507,118
Electronic Equipment, Instruments & Components	13,101,728	—	—	13,101,728
Energy Equipment & Services	8,550,851	—	—	8,550,851
Equity Real Estate Investment Trusts (REITs)	14,758,676	—	—	14,758,676
Food & Staples Retailing	2,390,010	—	—	2,390,010
Food Products	3,826,575	—	—	3,826,575
Gas Utilities	3,346,577	—	—	3,346,577
Health Care Equipment & Supplies	11,909,870	—	—	11,909,870
Health Care Providers & Services	6,279,930	—	—	6,279,930
Health Care Technology	3,074,855	—	—	3,074,855
Hotels, Restaurants & Leisure	10,771,369	—	—	10,771,369
Household Durables	1,915,547	—	—	1,915,547
Household Products	282,266	—	—	282,266
Insurance	17,501,938	—	—	17,501,938
Internet & Direct Marketing Retail	113,390	—	—	113,390
Internet Software & Services	6,462,545	—	—	6,462,545
IT Services	1,228,598	—	—	1,228,598
Leisure Products	2,346,103	—	—	2,346,103
Life Sciences Tools & Services	1,533,925	—	—	1,533,925
Machinery	15,784,548	457,398	—	16,241,946
Marine	304,362	—	—	304,362
Media	3,941,100	—	—	3,941,100
Metals & Mining	4,182,854	—	—	4,182,854
Mortgage Real Estate Investment Trusts (REITs)	406,574	—	—	406,574
Multiline Retail	1,859,135	—	—	1,859,135
Oil, Gas & Consumable Fuels	14,327,732	—	—	14,327,732
Paper & Forest Products	1,989,232	—	—	1,989,232
Pharmaceuticals	2,642,020	—	—	2,642,020
Professional Services	4,960,183	—	—	4,960,183
Real Estate Management & Development	600,860	—	—	600,860
Road & Rail	2,378,889	—	—	2,378,889
Semiconductors & Semiconductor Equipment	10,915,653	—	—	10,915,653
Software	12,329,040	—	—	12,329,040
Specialty Retail	11,701,775	—	—	11,701,775
Technology Hardware, Storage & Peripherals	2,057,129	—	—	2,057,129
Textiles, Apparel & Luxury Goods	1,581,349	—	—	1,581,349
Thrifts & Mortgage Finance	8,552,506	—	—	8,552,506
Trading Companies & Distributors	6,414,791	—	—	6,414,791
Water Utilities	60,480	—	—	60,480

30

Notes to Financial Statements (Continued)

December 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Wireless Telecommunication Services	$435,304	$—	$—	$435,304
Total Common Stocks	$346,120,927	$457,398	$—	$346,578,325
Corporate Bonds	—	—	—	—
Exchange Traded Fund	1,554,647	—	—	1,554,647
Preferred Stock	—	—	—	—
Repurchase Agreements	—	14,129,184	—	14,129,184
Rights	—	—	20,541	20,541
Total	$347,675,574	$14,586,582	$20,541	$362,282,697

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended December 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended December 31, 2017, the Fund held three common stocks, two corporate bonds, one preferred stock and one rights investments that were categorized as Level 3 investments and which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Rights	Total
Balance as of 12/31/2016	$—	$—	$—	$17,118	$17,118
Accrued Accretion/(Amortization)	—	—	—	—	—
Realized Gains (Losses)	—	—	—	—	—
Change in Unrealized Appreciation/Depreciation	—	—	—	3,423	3,423
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Transfers Into Level 3	—	—	—	—	—
Transfers Out of Level 3	—	—	—	—	—
Balance as of 12/31/2017	$—	$—	$—	$20,541	$20,541
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2017*	$—	$—	$—	$3,423	$3,423

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign

31

Notes to Financial Statements (Continued)

December 31, 2017

currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment secur and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Securities Lending

During the year ended December 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the securities lending program of the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from JPMorgan equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan receives a fee based on a percentage of earnings derived from the investment of cash collateral. In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2017, were $14,129,184, which was comprised of cash.

The Fund’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the Statement of

32

Notes to Financial Statements (Continued)

December 31, 2017

Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the noncash collateral received, please refer to in the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Fund and JPMorgan.

At December 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(d)	Joint Repurchase Agreements

During the year ended December 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo,” or collectively, “repos”) collateralized by U.S. Treasury or federal agency obligations. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan take possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At December 31, 2017, the joint repos on a gross basis were as follows:

ML Pierce Fenner & Smith, Inc. 1.42%, dated 12/29/2017, due 1/2/2018, repurchase price $350,055,222, collateralized by U.S. Government Agency Securities, ranging from 3.00% - 3.50%, maturing 4/20/2047 - 12/20/2047; total market value $357,000,001.

Nomura Securities International, Inc. 1.40%, dated 12/29/2017, due 1/2/2018, repurchase price $250,038,889, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 1/31/2018 - 8/15/2047; total market value $255,000,048.

33

Notes to Financial Statements (Continued)

December 31, 2017

At December 31, 2017, the Fund’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

				Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amounts of Assets
ML Pierce Fenner & Smith, Inc.	$4,129,184	$—	$4,129,184	$(4,129,184)	$—
Nomura Securities International, Inc.	10,000,000	—	10,000,000	(10,000,000)	—
Total	$14,129,184	$—	$14,129,184	$(14,129,184)	$—

Amounts designated as “—” are zero.

*	At December 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement

34

Notes to Financial Statements (Continued)

December 31, 2017

of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2017 are primarily attributable to investments in real estate investment trusts, redesignation of distributions and non-taxable dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended December 31, 2017 were as follows:

Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains from Investment Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions
$1	$221,541	$(221,542)

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Generally, a fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

35

Notes to Financial Statements (Continued)

December 31, 2017

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative service fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Putnam Investment Management, LLC
Oppenheimer Funds, Inc.
Jacobs Levy Equity Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended December 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.885%
$200 million and more	0.835%

The Trust and NFA have entered into a written contract waiving 0.015% of investment advisory fees of the Fund until April 30, 2018. During the year ended December 31, 2017, the waiver of such investment advisory fees by NFA amounted to $55,238, for which NFA shall not be entitled to later seek recoupment.

For the year ended December 31, 2017, the Fund’s effective advisory fee rate before contractual fee waivers was 0.86%, and after contractual fee waivers was 0.85%.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net

36

Notes to Financial Statements (Continued)

December 31, 2017

assets of the Trust and Nationwide Mutual Funds (“NMF”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2017, NFM earned $168,852, in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2017, the Fund’s portion of such costs amounted to $1,532.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, and up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2017, the effective rate for administrative service fees was 0.15%, 0.15%, and 0.15% for Class I, Class II, and Class IV shares, respectively, for a total amount of $523,194.

Cross trades for the year ended December 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NMF. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

Pursuant to these procedures, for the year ended December 31, 2017, the Fund engaged in securities sales of $5,275,130 which resulted in net realized gains of $1,205,269. All trades were executed at market value and with no commissions.

37

Notes to Financial Statements (Continued)

December 31, 2017

4.  Line of Credit and Interfund Lending

The Trust and NMF (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended December 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended December 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended December 31, 2017, the Fund had purchases of $584,586,337 and sales of $750,704,580 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

38

Notes to Financial Statements (Continued)

December 31, 2017

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended December 31, 2017.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. For the year ended December 31, 2017, the Fund recaptured $182,300 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,293,029	$19,503,498	$23,796,527	$—	$23,796,527

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

39

Notes to Financial Statements (Continued)

December 31, 2017

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,463,087	$65,057,246	$66,520,333	$—	$66,520,333

Amount designated as “—” is zero or has been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$29,045,387	$53,414,273	$82,459,660	$—	$46,527,466	$128,987,126

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$315,754,911	$55,919,402	$(9,391,616)	$46,527,786

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of

NVIT Multi-Manager Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of NVIT Multi-Manager Small Company Fund (one of the series constituting Nationwide Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

41

Supplemental Information

December 31, 2017 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2017, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 54.59%.

The Fund designates $19,503,498 or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

42

Management Information

December 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 60 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	111

43

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	111

44

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

45

Management Information (Continued)

December 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	111
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

46

Management Information (Continued)

December 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

47

Market Index Definitions

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues and corporates.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup Non-US Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.

Citigroup US Broad Investment-Grade Bond Index (USBIG®): An unmanaged, market capitalization-weighted index that measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-rate, U.S. Treasury, government-sponsored, collateralized and corporate debt with remaining maturities of one year or more.

Citigroup US High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.

Citigroup World Government Bond Index 1-5 Years (WGBI) (Currency–Hedged): An unmanaged, market capitalization-weighted index that is hedged back to currency and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one to five years.

Note about Citigroup Indexes

©2018 Citigroup Index LLC. All rights reserved.

Consumer Price Index: Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

48

Market Index Definitions (cont.)

Dow Jones U.S. Select Real Estate Securities Index (RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted index that measures the performance of all publicly traded real estate companies and tax-qualified U.S. equity REITs; index constituents must have more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property, and must meet minimum size and liquidity criteria.

FTSE World ex US Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.

FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.

Note about FTSE Indexes

Source: FTSE International Limited (“FTSE”) © FTSE 2018. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

ICE BofA Merrill Lynch AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

ICE BofA Merrill Lynch Current 5-Year US Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.

Note about ICE BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2018).

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNet™ Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM Emerging Market Bond Index (EMBI): An unmanaged index that reflects the total returns of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

49

Market Index Definitions (cont.)

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc.: An industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

MSCI ACWI® ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI ACWI® ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World ex USA Index: An unmanaged index that captures large-cap and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,020 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

50

Market Index Definitions (cont.)

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

51

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.     The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)   (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)

If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H.J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d):    The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2016, and December 31, 2017.

	2016	2017

Audit Fees	$1,019,006	$1,059,365
Audit-Related Fees	$21,875 (a)	$18,867(a)
Tax Fees	$407,649 (b)	$374,755(b)
All Other Fees	$0	$0

Total	$1,448,530	$1,452,987

(a)    Audit-related fee amount represents fees for FORM N-17f-2

(b)    Tax fee amount represents tax compliance for federal, state and international matters,

general advice as well as advice as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2016, and December 31, 2017.

	2016	2017

Audit-Related Fees	None	None
Tax Fees	None	None

4

	2016	2017
All Other Fees	None	None

Total	None	None

(e)            (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

  (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2016, and December 31, 2017:

	2016	2017

Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended December 31, 2016, and December 31, 2017:

	2016	2017

Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

5

	2016	2017
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2016, and December 31, 2017, were $1,028,721 and $832,382, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered PwC’s provision of non-audit services to NFA and Covered Services Providers, that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditor’s provision of these services is compatible with maintaining the auditor’s independence.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as PricewaterhouseCoopers LLP (“PwC”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of Nationwide Variable Insurance Trust by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds (the “Funds”) within the Nationwide Variable Trust investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning PwC’s objectivity and impartiality with respect to the audits of the Funds.

PwC advised the Audit Committee that it believes that, in light of the facts of its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within PwC’s audit engagement has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the Funds or Nationwide Fund Advisors, the investment adviser to the Funds; (2) none of the officers or trustees of the Funds are associated with the lenders; (3) the lenders receive no direct benefit from their record ownership of the Funds; (4) an investment in the Funds is passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances are immaterial to PwC and to each lender; (9) PwC has lending relationships with a diverse group of lenders, therefore PwC is not dependent upon any lender or

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lenders; and (10) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The requirements of the no-action letter appear to be met with respect to PwC’s lending relationships described above. On September 22, 2017, the SEC issued a letter extending the assurances provided in the June 20, 2016 letter with no expiration noted (see Fidelity Management & Research Company et al., No-Action Letter (Sept. 22, 2017).

Item 5.    Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable

Item 6.   Investments.

(a)

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)

If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)

If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

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(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

Not Applicable

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

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The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended effective as of August 31, 2017, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(a)(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by

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reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	February 23, 2018

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 23, 2018

* Print the name and title of each signing officer under his or her signature.

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